UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08399

PIMCO Variable Insurance Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO Variable Insurance Trust

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO All Asset Portfolio – Administrative Class
•	PIMCO All Asset Portfolio – Institutional Class
•	PIMCO All Asset Portfolio – Advisor Class
•	PIMCO All Asset Portfolio – Class M
•	PIMCO All Asset All Authority – Administrative Class
•	PIMCO All Asset All Authority – Institutional Class
•	PIMCO All Asset All Authority – Advisor Class
•	PIMCO CommodityRealReturn® Strategy Portfolio – Administrative Class
•	PIMCO CommodityRealReturn® Strategy Portfolio – Institutional Class
•	PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
•	PIMCO CommodityRealReturn® Strategy Portfolio – Class M
•	PIMCO Emerging Markets Bond Portfolio – Administrative Class
•	PIMCO Emerging Markets Bond Portfolio – Institutional Class
•	PIMCO Emerging Markets Bond Portfolio – Advisor Class
•	PIMCO Emerging Markets Bond Portfolio – Class M
•	PIMCO Foreign Bond Portfolio (Unhedged) – Administrative Class
•	PIMCO Foreign Bond Portfolio (Unhedged) – Institutional Class
•	PIMCO Foreign Bond Portfolio (Unhedged) – Advisor Class
•	PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) – Administrative Class
•	PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) – Institutional Class
•	PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
•	PIMCO Global Advantage® Strategy Bond Portfolio – Administrative Class
•	PIMCO Global Bond Portfolio (Unhedged) – Administrative Class
•	PIMCO Global Bond Portfolio (Unhedged) – Institutional Class
•	PIMCO Global Bond Portfolio (Unhedged) – Advisor Class
•	PIMCO Global Diversified Allocation Portfolio – Administrative Class
•	PIMCO Global Diversified Allocation Portfolio – Advisor Class
•	PIMCO Global Multi-Asset Managed Allocation Portfolio – Administrative Class
•	PIMCO Global Multi-Asset Managed Allocation Portfolio – Institutional Class
•	PIMCO Global Multi-Asset Managed Allocation Portfolio – Advisor Class
•	PIMCO Global Multi-Asset Managed Volatility Portfolio – Administrative Class
•	PIMCO Global Multi-Asset Managed Volatility Portfolio – Advisor Class
•	PIMCO High Yield Portfolio – Administrative Class
•	PIMCO High Yield Portfolio – Institutional Class
•	PIMCO High Yield Portfolio – Advisor Class
•	PIMCO Long-Term U.S. Government Portfolio – Administrative Class
•	PIMCO Long-Term U.S. Government Portfolio – Institutional Class
•	PIMCO Long-Term U.S. Government Portfolio – Advisor Class
•	PIMCO Low Duration Portfolio – Administrative Class
•	PIMCO Low Duration Portfolio – Institutional Class
•	PIMCO Low Duration Portfolio – Advisor Class
•	PIMCO Money Market Portfolio – Administrative Class
•	PIMCO Money Market Portfolio – Institutional Class
•	PIMCO Real Return Portfolio – Administrative Class
•	PIMCO Real Return Portfolio – Institutional Class
•	PIMCO Real Return Portfolio – Advisor Class
•	PIMCO Short-Term Portfolio – Administrative Class
•	PIMCO Short-Term Portfolio – Institutional Class
•	PIMCO Short-Term Portfolio – Advisor Class
•	PIMCO Total Return Portfolio – Administrative Class

•	PIMCO Total Return Portfolio – Institutional Class
•	PIMCO Total Return Portfolio – Advisor Class
•	PIMCO Unconstrained Bond Portfolio – Administrative Class
•	PIMCO Unconstrained Bond Portfolio – Institutional Class
•	PIMCO Unconstrained Bond Portfolio – Advisor Class
•	PIMCO Unconstrained Bond Portfolio – Class M

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO All Asset Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”).

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

Among the principal risks of investing in the Portfolio are allocation risk, and fund of funds risk. The Portfolio also is indirectly subject to the risks of the Underlying PIMCO Funds, which may include, but are not limited to, the following: allocation risk, fund of funds risk, market trading risk, municipal project-specific risk, municipal bond risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, model risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on an Underlying PIMCO Fund. For example, a small investment in a derivative instrument may have a significant impact on an Underlying PIMCO Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain in the Underlying PIMCO Fund, which translates into heightened volatility in the Portfolio. An Underlying PIMCO Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Underlying PIMCO Fund may invest a significant portion of its assets in these types of instruments. If it does, the Underlying PIMCO Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. An Underlying PIMCO Fund’s investment in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if an Underlying PIMCO Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of

4	PIMCO VARIABLE INSURANCE TRUST

mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio (or Underlying PIMCO Fund) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

SEMIANNUAL REPORT	JUNE 30, 2015	5

Important Information About the Portfolio (Cont.)

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO All Asset Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

PIMCO Emerging Markets Currency Fund	12.2%
PIMCO Emerging Local Bond Fund	9.8%
PIMCO RAE Low Volatility PLUS EMG Fund	8.9%
PIMCO RAE Worldwide Long/Short PLUS Fund	7.5%
PIMCO Real Return Asset Fund	6.5%
PIMCO Income Fund	6.0%
Other	49.1%
†	% of Investments, at value as of 06/30/15

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	10 Years	Class Inception (04/30/2003)
PIMCO All Asset Portfolio Administrative Class	-0.18%	-6.07%	4.90%	4.72%	5.99%
Barclays U.S. TIPS: 1-10 Year Index±	1.06%	-1.95%	2.36%	3.70%	4.08%
Consumer Price Index + 500 Basis Points±±	3.09%	5.18%	6.83%	7.07%	7.16%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.375% for Administrative Class shares.

± Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

±± Consumer Price Index + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The CPI is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$998.20	$1,022.36
Expenses Paid During Period†	$2.29	$2.32
Net Annualized Expense Ratio††	0.465%	0.465%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 6 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO All Asset Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, the “Underlying PIMCO Funds”). The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. The Portfolio will not invest in the Short Strategy Underlying PIMCO Funds, which seek to gain a negative exposure to an asset class such as equities or commodities. The Portfolio may invest in Underlying PIMCO Funds at the discretion of PIMCO and without shareholder approval.

Portfolio Insights

»

Allocations to credit strategies, primarily through the PIMCO High Yield Fund, the PIMCO High Yield Spectrum Fund and the PIMCO Senior Floating Rate Fund, benefited performance as these Underlying PIMCO Funds posted positive total returns during the reporting period.

»

Exposure to developed ex-U.S. equities, primarily through the PIMCO Fundamental PLUS International Fund and the PIMCO Low Volatility PLUS International Fund, benefited performance as these Underlying PIMCO Funds posted positive performance during the reporting period.

»	Exposure to the PIMCO Income Fund added to performance as this Underlying PIMCO Fund posted positive performance during the reporting period.

»

Holdings of U.S. Treasury Inflation-Protected Securities (“TIPS”), primarily through the PIMCO Real Return Asset Fund, detracted from performance as this Underlying PIMCO Fund posted negative returns during the reporting period.

»	Exposure to emerging markets bonds through the PIMCO Emerging Local Bond Fund detracted from performance as this Underlying PIMCO Fund posted negative returns during the reporting period.

»

Allocations to the PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and the PIMCO RAE Fundamental Advantage PLUS Fund detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

SEMIANNUAL REPORT	JUNE 30, 2015	7

Financial Highlights PIMCO All Asset Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Administrative Class
Net asset value beginning of year or period	$10.36	$10.88	$11.38	$10.43	$10.98	$10.45
Net investment income (a)	0.11	0.45	0.51	0.65	0.73	0.96
Net realized/unrealized gain (loss)	(0.13)	(0.39)	(0.49)	0.89	(0.51)	0.37
Total from Investment Operations	(0.02)	0.06	0.02	1.54	0.22	1.33
Dividends from net investment income	(0.09)	(0.58)	(0.52)	(0.59)	(0.77)	(0.80)
Total distributions	(0.09)	(0.58)	(0.52)	(0.59)	(0.77)	(0.80)
Net asset value end of year or period	$10.25	$10.36	$10.88	$11.38	$10.43	$10.98
Total return	(0.18)%	0.47%	0.27%	14.95%	1.95%	13.09%
Net assets end of year or period (000s)	$661,515	$722,608	$824,590	$829,972	$525,561	$409,616
Ratio of expenses to average net assets	0.465%*	0.425%	0.445%	0.495%	0.505%	0.545%
Ratio of expenses to average net assets excluding waivers	0.575%*	0.575%	0.575%	0.575%	0.575%	0.575%
Ratio of expenses to average net assets excluding interest expense	0.465%*	0.425%	0.445%	0.495%	0.505%	0.545%
Ratio of expenses to average net assets excluding interest expense and waivers	0.575%*	0.575%	0.575%	0.575%	0.505%	0.575%
Ratio of net investment income to average net assets	2.23%*	4.01%	4.51%	5.81%	6.62%	8.79%
Portfolio turnover rate	26%	98%	61%	26%	55%	99%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Assets and Liabilities PIMCO All Asset Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$1,170
Investments in Affiliates	1,036,595
Cash	1
Receivable for investments in Affiliates sold	999
Receivable for Portfolio shares sold	221
Dividends receivable from Affiliates	1,940
Reimbursement receivable from PIMCO	155
Total Assets	1,041,081

Liabilities:
Payable for investments in Affiliates purchased	$3,936
Payable for Portfolio shares redeemed	1,331
Accrued investment advisory fees	151
Accrued supervisory and administrative fees	216
Accrued distribution fees	89
Accrued servicing fees	83
Total Liabilities	5,806

Net Assets	$1,035,275

Net Assets Consist of:
Paid in capital	$1,241,301
Undistributed net investment income	2,887
Accumulated undistributed net realized (loss)	(153,693)
Net unrealized (depreciation)	(55,220)
$1,035,275

Net Assets:
Institutional Class	$8,963
Administrative Class	661,515
Advisor Class	285,542
Class M	79,255

Shares Issued and Outstanding:
Institutional Class	866
Administrative Class	64,568
Advisor Class	27,594
Class M	7,612

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.35
Administrative Class	10.25
Advisor Class	10.35
Class M	10.41

Cost of Investments in securities	$1,170
Cost of Investments in Affiliates	$1,091,815

* Includes repurchase agreements of:	$1,170

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statement of Operations PIMCO All Asset Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Dividends from Investments in Affiliates	$14,685
Total Income	14,685

Expenses:
Investment advisory fees	957
Supervisory and administrative fees	1,367
Distribution and/or servicing fees - Class M	188
Servicing fees - Administrative Class	521
Distribution and/or servicing fees - Advisor Class	383
Interest expense	1
Total Expenses	3,417
Waiver and/or Reimbursement by PIMCO	(621)
Net Expenses	2,796

Net Investment Income	11,889

Net Realized (Loss):
Investments in securities	1
Investments in Affiliates	(9,309)

Net Realized (Loss)	(9,308)

Net Change in Unrealized (Depreciation):
Investments in Affiliates	(4,509)

Net Change in Unrealized (Depreciation)	(4,509)

Net (Decrease) in Net Assets Resulting from Operations	$(1,928)

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

(Decrease) in Net Assets from:

Operations:
Net investment income	$11,889	$50,618
Net realized gain (loss)	(9,308)	31,421
Net change in unrealized (depreciation)	(4,509)	(71,476)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,928)	10,563

Distributions to Shareholders:
From net investment income
Institutional Class	(83)	(532)
Administrative Class	(5,937)	(40,708)
Advisor Class	(2,398)	(18,298)
Class M	(584)	(4,463)

Total Distributions	(9,002)	(64,001)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(101,303)	(145,641)

Total (Decrease) in Net Assets	(112,233)	(199,079)

Net Assets:
Beginning of period	1,147,508	1,346,587
End of period*	$1,035,275	$1,147,508

* Including undistributed net investment income of:	$2,887	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 10 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO All Asset Portfolio

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		$1,170

Total Short-Term Instruments (Cost $1,170)		1,170

Total Investments in Securities (Cost $1,170)		1,170

	SHARES
INVESTMENTS IN AFFILIATES 100.1%

MUTUAL FUNDS (a) 99.8%
PIMCO CommoditiesPLUS® Strategy Fund	2,941,972	22,565
PIMCO CommodityRealReturn Strategy Fund®	5,111,565	22,440
PIMCO Credit Absolute Return Fund	444,853	4,457
PIMCO Diversified Income Fund	190,829	2,048
PIMCO Emerging Local Bond Fund	13,014,606	101,254
PIMCO Emerging Markets Bond Fund	303,184	3,089
PIMCO Emerging Markets Corporate Bond Fund	68,494	729
PIMCO Emerging Markets Currency Fund	13,833,887	126,718
PIMCO EqS® Long/Short Fund	202,295	2,442
PIMCO Floating Income Fund	411,455	3,403
PIMCO Foreign Bond Fund (Unhedged)	339,269	3,165
PIMCO Global Advantage® Strategy Bond Fund	758,225	7,734
PIMCO Government Money Market Fund	2,695,690	2,696
PIMCO High Yield Fund	3,266,550	29,693

	SHARES	MARKET VALUE (000S)
PIMCO High Yield Spectrum Fund	3,300,137	$32,968
PIMCO Income Fund	5,012,397	61,953
PIMCO Investment Grade Corporate Bond Fund	1,764,738	18,424
PIMCO Long Duration Total Return Fund	819,474	9,268
PIMCO Long-Term Credit Fund	467,147	5,737
PIMCO Long-Term U.S. Government Fund	2,635	28
PIMCO Low Duration Fund	1,328,022	13,293
PIMCO Mortgage Opportunities Fund	615,561	6,851
PIMCO RAE Fundamental Advantage PLUS Fund	10,993,681	38,918
PIMCO RAE Fundamental PLUS EMG Fund	5,182,211	49,283
PIMCO RAE Fundamental PLUS Fund	346,884	2,244
PIMCO RAE Fundamental PLUS International Fund	1,859,935	16,628
PIMCO RAE Fundamental PLUS Small Fund	331,569	4,065
PIMCO RAE Low Volatility PLUS EMG Fund	9,511,714	92,073
PIMCO RAE Low Volatility PLUS Fund	1,696,452	17,965
PIMCO RAE Low Volatility PLUS International Fund	4,266,777	43,094
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	4,294,305	39,937
PIMCO RAE Worldwide Long/Short PLUS Fund	8,133,954	78,249
PIMCO Real Return Asset Fund	8,369,879	67,629
PIMCO Real Return Fund	1,226,650	13,309
PIMCO RealEstateRealReturn Strategy Fund	5,590,471	20,573
PIMCO Senior Floating Rate Fund	2,655,664	26,583

	SHARES	MARKET VALUE (000S)
PIMCO StocksPLUS® International Fund (Unhedged)	132	$1
PIMCO Total Return Fund	1,354,587	14,332
PIMCO TRENDS Managed Futures Strategy Fund	217,993	2,224
PIMCO Unconstrained Bond Fund	2,235,283	24,901

Total Mutual Funds (Cost $1,087,990)		1,032,963

EXCHANGE-TRADED FUNDS 0.3%
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	20,000	878
PIMCO Low Duration Exchange-Traded Fund	26,137	2,653

Total Exchange-Traded Funds (Cost $3,724)		3,531

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	10,218	101

Total Short-Term Instruments (Cost $101)		101

Total Investments in Affiliates (Cost $1,091,815)		1,036,595

Total Investments 100.2% (Cost $1,092,985)		$1,037,765

Other Assets and Liabilities, net (0.2%)		(2,490)

Net Assets 100.0%		$1,035,275

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$1,170	Fannie Mae 2.200% due 10/17/2022	$(1,150)	$1,170	$1,170
					Freddie Mac 2.080% due 10/17/2022	(48)

Total Repurchase Agreements						$(1,198)	$1,170	$1,170

(1)	Includes accrued interest.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,170	$0	$0	$0	$1,170	$(1,198)	$(28)

Total Borrowings and Other Financing Transactions	$1,170	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 5, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$1,170	$0	$1,170
	$0	$1,170	$0	$1,170

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Affiliates, at Value
Mutual Funds	$1,032,963	$0	$0	$1,032,963
Exchange-Traded Funds	3,531	0	0	3,531
Short-Term Instruments
Central Funds Used for Cash Management Purposes	101	0	0	101
	$1,036,595	$0	$0	$1,036,595

Total Investments	$1,036,595	$1,170	$0	$1,037,765

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Notes to Financial Statements

1. ORGANIZATION

The PIMCO All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class, Advisor, and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio may invest substantially all of their assets in Institutional Class, or as applicable, Class M shares of any funds of the Trust or PIMCO Equity Series, except other fund of funds, or shares of any actively-managed funds of the PIMCO ETF Trust (the “Underlying PIMCO Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the PIMCO Fundamental IndexPLUS® AR, PIMCO International StocksPLUS® AR Strategy (Unhedged), PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged), PIMCO Small Cap StocksPLUS® AR Strategy, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Absolute Return, PIMCO EqS® Emerging Markets and PIMCO EqS Pathfinder® Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the PIMCO CommodityRealReturn Strategy Fund®, PIMCO Real Return, PIMCO Real Return Asset and PIMCO RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. Such data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the asset class exposures represented by the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets. While these analyses are performed daily, material shifts in asset class exposures typically take place over longer periods of time. The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP®. The preparation of financial statements in accordance with U.S. GAAP® requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Income or short-term capital gain distributions received from Underlying PIMCO Funds are recorded as dividend income. Long-term capital gain distributions received from Underlying PIMCO Funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled

14	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The

ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio and Underlying PIMCO Fund shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or an Underlying PIMCO Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

The assets of the Portfolio consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Portfolio’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or

SEMIANNUAL REPORT	JUNE 30, 2015	15

Notes to Financial Statements (Cont.)

estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of an Underlying PIMCO Fund’s assets that are invested in one or more open-end management investment companies, the Underlying PIMCO Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing

Services. As a result, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio invests in Underlying PIMCO Funds that hold foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When an Underlying PIMCO Fund uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Underlying PIMCO Fund could

16	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment

SEMIANNUAL REPORT	JUNE 30, 2015	17

Notes to Financial Statements (Cont.)

companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

(b) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(c) Investments in Affiliates

The Portfolio invests under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO.

The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Underlying PIMCO Funds or Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO CommoditiesPLUS® Strategy Fund	$34,968	$116	$(12,525)	$(5,008)	$5,014	$22,565	$116	$0
PIMCO CommodityRealReturn Strategy Fund®	44,347	996	(22,122)	(4,217)	3,436	22,440	322	0
PIMCO Credit Absolute Return Fund	3,580	1,323	(483)	2	35	4,457	44	0
PIMCO Diversified Income Fund	1,163	1,631	(724)	157	(179)	2,048	29	0
PIMCO Emerging Local Bond Fund	102,771	7,166	(1,783)	(416)	(6,484)	101,254	2,418	0
PIMCO Emerging Markets Bond Fund	5,768	530	(3,191)	(331)	313	3,089	85	0
PIMCO Emerging Markets Corporate Bond Fund	2,745	30	(2,021)	(175)	150	729	30	0
PIMCO Emerging Markets Currency Fund	102,512	30,745	(5,387)	(583)	(569)	126,718	1,668	0
PIMCO EqS® Long/Short Fund	5,477	0	(3,164)	520	(391)	2,442	0	0
PIMCO EqS Pathfinder Fund®	15,185	0	(16,245)	834	226	0	0	0
PIMCO Floating Income Fund	704	2,757	(95)	(1)	38	3,403	71	0
PIMCO Foreign Bond Fund (Unhedged)	3,564	26	(230)	(28)	(167)	3,165	27	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	916	0	0	0	(38)	878	13	0
PIMCO Global Advantage® Strategy Bond Fund	534	7,366	0	0	(166)	7,734	40	0
PIMCO Global Dividend Fund	74	0	(77)	(15)	18	0	0	0
PIMCO Government Money Market Fund	7,896	214,239	(219,439)	0	0	2,696	0	0
PIMCO High Yield Fund	32,796	13,824	(16,903)	(572)	548	29,693	952	0
PIMCO High Yield Spectrum Fund	33,104	1,192	(1,133)	(46)	(149)	32,968	1,013	0
PIMCO Income Fund	72,040	1,766	(12,025)	916	(744)	61,953	1,766	0
PIMCO Investment Grade Corporate Bond Fund	27,213	382	(9,119)	(21)	(31)	18,424	382	0
PIMCO Long Duration Total Return Fund	21,510	2,731	(14,739)	684	(918)	9,268	251	0

18	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Underlying PIMCO Funds	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Long-Term Credit Fund	$19,634	$2,116	$(16,108)	$2,427	$(2,332)	$5,737	$247	$0
PIMCO Long-Term U.S. Government Fund	44,542	133	(45,517)	4,607	(3,737)	28	132	0
PIMCO Low Duration Fund	18,468	70,587	(75,777)	(35)	50	13,293	106	0
PIMCO Low Duration Active Exchange-Traded Fund	2,621	0	(1)	0	33	2,653	16	0
PIMCO Mortgage Opportunities Fund	6,897	104	(181)	1	30	6,851	104	0
PIMCO RAE Fundamental Advantage PLUS Fund	55,301	2,501	(17,342)	(1,251)	(291)	38,918	655	0
PIMCO RAE Fundamental PLUS Fund	6,643	70	(4,374)	(451)	356	2,244	31	0
PIMCO RAE Fundamental PLUS EMG Fund	47,345	5,273	(3,331)	101	(105)	49,283	0	0
PIMCO RAE Fundamental PLUS International Fund	35,479	207	(19,400)	(4,196)	4,538	16,628	207	0
PIMCO RAE Fundamental PLUS Small Fund	8,458	277	(4,737)	446	(379)	4,065	43	0
PIMCO RAE Low Volatility PLUS Fund	30,454	18	(11,994)	(165)	(348)	17,965	19	0
PIMCO RAE Low Volatility PLUS EMG Fund	88,954	9,678	(6,140)	(475)	56	92,073	453	0
PIMCO RAE Low Volatility PLUS International Fund	47,572	518	(7,013)	18	1,999	43,094	519	0
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	42,390	5,033	(6,436)	(437)	(613)	39,937	309	0
PIMCO RAE Worldwide Long/Short PLUS Fund	34,839	45,530	(417)	(15)	(1,688)	78,249	672	0
PIMCO Real Return Fund	16,348	73	(3,070)	(156)	114	13,309	73	0
PIMCO Real Return Asset Fund	15,235	58,888	(3,719)	(47)	(2,728)	67,629	287	0
PIMCO RealEstateRealReturn Strategy Fund	32,520	569	(11,866)	(1,397)	747	20,573	568	0
PIMCO Senior Floating Rate Fund	24,361	7,684	(5,503)	(26)	67	26,583	550	0
PIMCO Short-Term Fund	4	0	(4)	0	0	0	0	0
PIMCO Short-Term Floating NAV Portfolio*	2,002	0	(2,003)	0	1	0	1	0
PIMCO Short-Term Floating NAV Portfolio III	0	6,300	(6,199)	0	0	101	0	0
PIMCO StocksPLUS® Fund	0	0	0	0	0	0	0	0
PIMCO StocksPLUS® Absolute Return Fund	56	0	(58)	20	(18)	0	0	0
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	88	0	(96)	25	(17)	0	0	0
PIMCO StocksPLUS® International Fund (Unhedged)	17	1	(18)	5	(4)	1	0	0
PIMCO StocksPLUS® Small Fund	74	0	(77)	3	0	0	0	0
PIMCO Total Return Fund	20,143	3,903	(9,754)	(30)	70	14,332	141	0
PIMCO TRENDS Managed Futures Strategy Fund	2,331	47	0	0	(154)	2,224	47	0
PIMCO Unconstrained Bond Fund	26,521	4,231	(5,772)	19	(98)	24,901	278	0
Totals	$1,148,164	$510,561	$(608,312)	$(9,309)	$(4,509)	$1,036,595	$14,685	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.
*	Effective July 1, 2015, the Portfolio was liquidated.

5. PRINCIPAL RISKS

In the normal course of business, the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the

Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The net asset value of the Portfolio will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary. Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

SEMIANNUAL REPORT	JUNE 30, 2015	19

Notes to Financial Statements (Cont.)

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Underlying PIMCO Funds’) investments in financial derivatives and other financial instruments expose the Portfolio (or Underlying PIMCO Funds) to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio (or Underlying PIMCO Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio (or Underlying PIMCO Funds) may lose money if these changes are not anticipated by Portfolio management. The Portfolio (or Underlying PIMCO Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio (or Underlying PIMCO Funds) to lose value. If the Portfolio (or Underlying PIMCO Funds) lost enough value, the Portfolio (or Underlying PIMCO

Funds) could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio (or Underlying PIMCO Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s (or Underlying PIMCO Funds’) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio (or Underlying PIMCO Funds) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio (or Underlying PIMCO Funds) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Underlying PIMCO Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency

20	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

of the Portfolio (or Underlying PIMCO Funds), or, in the case of hedging positions, that the Portfolio’s (or Underlying PIMCO Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Underlying PIMCO Funds’) investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s (or Underlying PIMCO Funds’) investments in commodity-linked financial derivative instruments may subject the Portfolio (or Underlying PIMCO Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio (or Underlying PIMCO Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio (or Underlying PIMCO Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio (or Underlying PIMCO Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio (or Underlying PIMCO Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio (or Underlying PIMCO Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio (or Underlying PIMCO Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio (or Underlying PIMCO Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio (or Underlying PIMCO Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio (or Underlying PIMCO Funds). The Portfolio (or Underlying PIMCO Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio (or Underlying PIMCO Funds) subsequently decreases, the Portfolio (or Underlying PIMCO Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio (or Underlying PIMCO Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

SEMIANNUAL REPORT	JUNE 30, 2015	21

Notes to Financial Statements (Cont.)

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares or, as applicable, Class M shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2016, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amount to PIMCO at June 30, 2015 was $4,896,699.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made

SEMIANNUAL REPORT	JUNE 30, 2015	23

Notes to Financial Statements (Cont.)

against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$290,018	$380,668

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	175	$1,829	319	$3,572
Class M	386	4,134	1,010	11,426
Administrative Class	2,544	26,606	7,069	78,861
Advisor Class	602	6,347	3,181	35,664
Issued as reinvestment of distributions
Institutional Class	8	83	49	532
Class M	56	584	409	4,463
Administrative Class	576	5,937	3,788	40,708
Advisor Class	230	2,398	1,686	18,298
Cost of shares redeemed
Institutional Class	(243)	(2,554)	(360)	(3,990)
Class M	(1,043)	(11,119)	(2,761)	(31,154)
Administrative Class	(8,274)	(86,503)	(16,937)	(187,452)
Advisor Class	(4,644)	(49,045)	(10,475)	(116,569)
Net increase (decrease) resulting from Portfolio share transactions	(9,627)	$(101,303)	(13,022)	$(145,641)

As of June 30, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 61% of the Portfolio. One shareholder is a related party and comprises 46% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

11. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012,

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

12. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio, through the Underlying PIMCO Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s indirect investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus. If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

June 30, 2015 (Unaudited)

As of June 30, 2015 the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$1,107,373	$18,339	$(87,947)	$(69,608)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

26	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SSB	State Street Bank and Trust Co.

Currency Abbreviations:
USD (or $)	United States Dollar

SEMIANNUAL REPORT	JUNE 30, 2015	27

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

28	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT04SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO All Asset Portfolio

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”).

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

Among the principal risks of investing in the Portfolio are allocation risk, and fund of funds risk. The Portfolio also is indirectly subject to the risks of the Underlying PIMCO Funds, which may include, but are not limited to, the following: allocation risk, fund of funds risk, market trading risk, municipal project-specific risk, municipal bond risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, model risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on an Underlying PIMCO Fund. For example, a small investment in a derivative instrument may have a significant impact on an Underlying PIMCO Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain in the Underlying PIMCO Fund, which translates into heightened volatility in the Portfolio. An Underlying PIMCO Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Underlying PIMCO Fund may invest a significant portion of its assets in these types of instruments. If it does, the Underlying PIMCO Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. An Underlying PIMCO Fund’s investment in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if an Underlying PIMCO Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of

4	PIMCO VARIABLE INSURANCE TRUST

mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio (or Underlying PIMCO Fund) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

SEMIANNUAL REPORT	JUNE 30, 2015	5

Important Information About the Portfolio (Cont.)

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO All Asset Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown†

PIMCO Emerging Markets Currency Fund	12.2%
PIMCO Emerging Local Bond Fund	9.8%
PIMCO RAE Low Volatility PLUS EMG Fund	8.9%
PIMCO RAE Worldwide Long/Short PLUS Fund	7.5%
PIMCO Real Return Asset Fund	6.5%
PIMCO Income Fund	6.0%
Other	49.1%
†	% of Investments, at value as of 06/30/15

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	Class Inception (01/31/2006)
PIMCO All Asset Portfolio Institutional Class	-0.21%	-5.88%	5.05%	4.78%
Barclays U.S. TIPS: 1-10 Year Index±	1.06%	-1.95%	2.36%	3.89%
Consumer Price Index + 500 Basis Points±±	3.09%	5.18%	6.83%	6.89%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.225% for Institutional Class shares.

± Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$997.90	$1,023.10
Expenses Paid During Period†	$1.55	$1.57
Net Annualized Expense Ratio††	0.315%	0.315%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 6 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO All Asset Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, the “Underlying PIMCO Funds”). The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. The Portfolio will not invest in the Short Strategy Underlying PIMCO Funds, which seek to gain a negative exposure to an asset class such as equities or commodities. The Portfolio may invest in Underlying PIMCO Funds at the discretion of PIMCO and without shareholder approval.

Portfolio Insights

»

Allocations to credit strategies, primarily through the PIMCO High Yield Fund, the PIMCO High Yield Spectrum Fund and the PIMCO Senior Floating Rate Fund, benefited performance as these Underlying PIMCO Funds posted positive total returns during the reporting period.

»

Exposure to developed ex-U.S. equities, primarily through the PIMCO Fundamental PLUS International Fund and the PIMCO Low Volatility PLUS International Fund, benefited performance as these Underlying PIMCO Funds posted positive performance during the reporting period.

»	Exposure to the PIMCO Income Fund added to performance as this Underlying PIMCO Fund posted positive performance during the reporting period.

»

Holdings of U.S. Treasury Inflation-Protected Securities (“TIPS”), primarily through the PIMCO Real Return Asset Fund, detracted from performance as this Underlying PIMCO Fund posted negative returns during the reporting period.

»	Exposure to emerging markets bonds through the PIMCO Emerging Local Bond Fund detracted from performance as this Underlying PIMCO Fund posted negative returns during the reporting period.

»

Allocations to the PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and the PIMCO RAE Fundamental Advantage PLUS Fund detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

SEMIANNUAL REPORT	JUNE 30, 2015	7

Financial Highlights PIMCO All Asset Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Institutional Class
Net asset value beginning of year or period	$10.47	$10.98	$11.48	$10.52	$11.06	$10.50
Net investment income (a)	0.12	0.47	0.50	0.77	0.79	0.97
Net realized/unrealized gain (loss)	(0.14)	(0.38)	(0.46)	0.80	(0.56)	0.39
Total from Investment Operations	(0.02)	0.09	0.04	1.57	0.23	1.36
Dividends from net investment income	(0.10)	(0.60)	(0.54)	(0.61)	(0.77)	(0.80)
Total distributions	(0.10)	(0.60)	(0.54)	(0.61)	(0.77)	(0.80)
Net asset value end of year or period	$10.35	$10.47	$10.98	$11.48	$10.52	$11.06
Total return	(0.21)%	0.72%	0.43%	15.11%	2.08%	13.31%
Net assets end of year or period (000s)	$8,963	$9,688	$10,082	$12,252	$5,432	$3,390
Ratio of expenses to average net assets	0.315%*	0.275%	0.295%	0.345%	0.355%	0.395%
Ratio of expenses to average net assets excluding waivers	0.425%*	0.425%	0.425%	0.425%	0.425%	0.425%
Ratio of expenses to average net assets excluding interest expense	0.315%*	0.275%	0.295%	0.345%	0.355%	0.395%
Ratio of expenses to average net assets excluding interest expense and waivers	0.425%*	0.425%	0.425%	0.425%	0.425%	0.425%
Ratio of net investment income to average net assets	2.39%*	4.24%	4.39%	6.86%	7.12%	8.83%
Portfolio turnover rate	26%	98%	61%	26%	55%	99%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Assets and Liabilities PIMCO All Asset Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$1,170
Investments in Affiliates	1,036,595
Cash	1
Receivable for investments in Affiliates sold	999
Receivable for Portfolio shares sold	221
Dividends receivable from Affiliates	1,940
Reimbursement receivable from PIMCO	155
Total Assets	1,041,081

Liabilities:
Payable for investments in Affiliates purchased	$3,936
Payable for Portfolio shares redeemed	1,331
Accrued investment advisory fees	151
Accrued supervisory and administrative fees	216
Accrued distribution fees	89
Accrued servicing fees	83
Total Liabilities	5,806

Net Assets	$1,035,275

Net Assets Consist of:
Paid in capital	$1,241,301
Undistributed net investment income	2,887
Accumulated undistributed net realized (loss)	(153,693)
Net unrealized (depreciation)	(55,220)
$1,035,275

Net Assets:
Institutional Class	$8,963
Administrative Class	661,515
Advisor Class	285,542
Class M	79,255

Shares Issued and Outstanding:
Institutional Class	866
Administrative Class	64,568
Advisor Class	27,594
Class M	7,612

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.35
Administrative Class	10.25
Advisor Class	10.35
Class M	10.41

Cost of Investments in securities	$1,170
Cost of Investments in Affiliates	$1,091,815

* Includes repurchase agreements of:	$1,170

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statement of Operations PIMCO All Asset Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Dividends from Investments in Affiliates	$14,685
Total Income	14,685

Expenses:
Investment advisory fees	957
Supervisory and administrative fees	1,367
Distribution and/or servicing fees - Class M	188
Servicing fees - Administrative Class	521
Distribution and/or servicing fees - Advisor Class	383
Interest expense	1
Total Expenses	3,417
Waiver and/or Reimbursement by PIMCO	(621)
Net Expenses	2,796

Net Investment Income	11,889

Net Realized (Loss):
Investments in securities	1
Investments in Affiliates	(9,309)

Net Realized (Loss)	(9,308)

Net Change in Unrealized (Depreciation):
Investments in Affiliates	(4,509)

Net Change in Unrealized (Depreciation)	(4,509)

Net (Decrease) in Net Assets Resulting from Operations	$(1,928)

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

(Decrease) in Net Assets from:

Operations:
Net investment income	$11,889	$50,618
Net realized gain (loss)	(9,308)	31,421
Net change in unrealized (depreciation)	(4,509)	(71,476)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,928)	10,563

Distributions to Shareholders:
From net investment income
Institutional Class	(83)	(532)
Administrative Class	(5,937)	(40,708)
Advisor Class	(2,398)	(18,298)
Class M	(584)	(4,463)

Total Distributions	(9,002)	(64,001)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(101,303)	(145,641)

Total (Decrease) in Net Assets	(112,233)	(199,079)

Net Assets:
Beginning of period	1,147,508	1,346,587
End of period*	$1,035,275	$1,147,508

* Including undistributed net investment income of:	$2,887	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 10 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO All Asset Portfolio

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		$1,170

Total Short-Term Instruments (Cost $1,170)		1,170

Total Investments in Securities (Cost $1,170)		1,170

	SHARES
INVESTMENTS IN AFFILIATES 100.1%

MUTUAL FUNDS (a) 99.8%
PIMCO CommoditiesPLUS® Strategy Fund	2,941,972	22,565
PIMCO CommodityRealReturn Strategy Fund®	5,111,565	22,440
PIMCO Credit Absolute Return Fund	444,853	4,457
PIMCO Diversified Income Fund	190,829	2,048
PIMCO Emerging Local Bond Fund	13,014,606	101,254
PIMCO Emerging Markets Bond Fund	303,184	3,089
PIMCO Emerging Markets Corporate Bond Fund	68,494	729
PIMCO Emerging Markets Currency Fund	13,833,887	126,718
PIMCO EqS® Long/Short Fund	202,295	2,442
PIMCO Floating Income Fund	411,455	3,403
PIMCO Foreign Bond Fund (Unhedged)	339,269	3,165
PIMCO Global Advantage® Strategy Bond Fund	758,225	7,734
PIMCO Government Money Market Fund	2,695,690	2,696
PIMCO High Yield Fund	3,266,550	29,693

	SHARES	MARKET VALUE (000S)
PIMCO High Yield Spectrum Fund	3,300,137	$32,968
PIMCO Income Fund	5,012,397	61,953
PIMCO Investment Grade Corporate Bond Fund	1,764,738	18,424
PIMCO Long Duration Total Return Fund	819,474	9,268
PIMCO Long-Term Credit Fund	467,147	5,737
PIMCO Long-Term U.S. Government Fund	2,635	28
PIMCO Low Duration Fund	1,328,022	13,293
PIMCO Mortgage Opportunities Fund	615,561	6,851
PIMCO RAE Fundamental Advantage PLUS Fund	10,993,681	38,918
PIMCO RAE Fundamental PLUS EMG Fund	5,182,211	49,283
PIMCO RAE Fundamental PLUS Fund	346,884	2,244
PIMCO RAE Fundamental PLUS International Fund	1,859,935	16,628
PIMCO RAE Fundamental PLUS Small Fund	331,569	4,065
PIMCO RAE Low Volatility PLUS EMG Fund	9,511,714	92,073
PIMCO RAE Low Volatility PLUS Fund	1,696,452	17,965
PIMCO RAE Low Volatility PLUS International Fund	4,266,777	43,094
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	4,294,305	39,937
PIMCO RAE Worldwide Long/Short PLUS Fund	8,133,954	78,249
PIMCO Real Return Asset Fund	8,369,879	67,629
PIMCO Real Return Fund	1,226,650	13,309
PIMCO RealEstateRealReturn Strategy Fund	5,590,471	20,573
PIMCO Senior Floating Rate Fund	2,655,664	26,583

	SHARES	MARKET VALUE (000S)
PIMCO StocksPLUS® International Fund (Unhedged)	132	$1
PIMCO Total Return Fund	1,354,587	14,332
PIMCO TRENDS Managed Futures Strategy Fund	217,993	2,224
PIMCO Unconstrained Bond Fund	2,235,283	24,901

Total Mutual Funds (Cost $1,087,990)		1,032,963

EXCHANGE-TRADED FUNDS 0.3%
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	20,000	878
PIMCO Low Duration Exchange-Traded Fund	26,137	2,653

Total Exchange-Traded Funds (Cost $3,724)		3,531

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	10,218	101

Total Short-Term Instruments (Cost $101)		101

Total Investments in Affiliates (Cost $1,091,815)		1,036,595

Total Investments 100.2% (Cost $1,092,985)		$1,037,765

Other Assets and Liabilities, net (0.2%)		(2,490)

Net Assets 100.0%		$1,035,275

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$1,170	Fannie Mae 2.200% due 10/17/2022	$(1,150)	$1,170	$1,170
					Freddie Mac 2.080% due 10/17/2022	(48)

Total Repurchase Agreements						$(1,198)	$1,170	$1,170

(1)	Includes accrued interest.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,170	$0	$0	$0	$1,170	$(1,198)	$(28)

Total Borrowings and Other Financing Transactions	$1,170	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 5, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$1,170	$0	$1,170
	$0	$1,170	$0	$1,170

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Affiliates, at Value
Mutual Funds	$1,032,963	$0	$0	$1,032,963
Exchange-Traded Funds	3,531	0	0	3,531
Short-Term Instruments
Central Funds Used for Cash Management Purposes	101	0	0	101
	$1,036,595	$0	$0	$1,036,595

Total Investments	$1,036,595	$1,170	$0	$1,037,765

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Notes to Financial Statements

1. ORGANIZATION

The PIMCO All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class, Advisor, and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio may invest substantially all of their assets in Institutional Class, or as applicable, Class M shares of any funds of the Trust or PIMCO Equity Series, except other fund of funds, or shares of any actively-managed funds of the PIMCO ETF Trust (the “Underlying PIMCO Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the PIMCO Fundamental IndexPLUS® AR, PIMCO International StocksPLUS® AR Strategy (Unhedged), PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged), PIMCO Small Cap StocksPLUS® AR Strategy, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Absolute Return, PIMCO EqS® Emerging Markets and PIMCO EqS Pathfinder® Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the PIMCO CommodityRealReturn Strategy Fund®, PIMCO Real Return, PIMCO Real Return Asset and PIMCO RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. Such data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the asset class exposures represented by the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets. While these analyses are performed daily, material shifts in asset class exposures typically take place over longer periods of time. The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP®. The preparation of financial statements in accordance with U.S. GAAP® requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Income or short-term capital gain distributions received from Underlying PIMCO Funds are recorded as dividend income. Long-term capital gain distributions received from Underlying PIMCO Funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled

14	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The

ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio and Underlying PIMCO Fund shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or an Underlying PIMCO Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

The assets of the Portfolio consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Portfolio’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or

SEMIANNUAL REPORT	JUNE 30, 2015	15

Notes to Financial Statements (Cont.)

estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of an Underlying PIMCO Fund’s assets that are invested in one or more open-end management investment companies, the Underlying PIMCO Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing

Services. As a result, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio invests in Underlying PIMCO Funds that hold foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When an Underlying PIMCO Fund uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Underlying PIMCO Fund could

16	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment

SEMIANNUAL REPORT	JUNE 30, 2015	17

Notes to Financial Statements (Cont.)

companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

(b) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(c) Investments in Affiliates

The Portfolio invests under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO.

The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Underlying PIMCO Funds or Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO CommoditiesPLUS® Strategy Fund	$34,968	$116	$(12,525)	$(5,008)	$5,014	$22,565	$116	$0
PIMCO CommodityRealReturn Strategy Fund®	44,347	996	(22,122)	(4,217)	3,436	22,440	322	0
PIMCO Credit Absolute Return Fund	3,580	1,323	(483)	2	35	4,457	44	0
PIMCO Diversified Income Fund	1,163	1,631	(724)	157	(179)	2,048	29	0
PIMCO Emerging Local Bond Fund	102,771	7,166	(1,783)	(416)	(6,484)	101,254	2,418	0
PIMCO Emerging Markets Bond Fund	5,768	530	(3,191)	(331)	313	3,089	85	0
PIMCO Emerging Markets Corporate Bond Fund	2,745	30	(2,021)	(175)	150	729	30	0
PIMCO Emerging Markets Currency Fund	102,512	30,745	(5,387)	(583)	(569)	126,718	1,668	0
PIMCO EqS® Long/Short Fund	5,477	0	(3,164)	520	(391)	2,442	0	0
PIMCO EqS Pathfinder Fund®	15,185	0	(16,245)	834	226	0	0	0
PIMCO Floating Income Fund	704	2,757	(95)	(1)	38	3,403	71	0
PIMCO Foreign Bond Fund (Unhedged)	3,564	26	(230)	(28)	(167)	3,165	27	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	916	0	0	0	(38)	878	13	0
PIMCO Global Advantage® Strategy Bond Fund	534	7,366	0	0	(166)	7,734	40	0
PIMCO Global Dividend Fund	74	0	(77)	(15)	18	0	0	0
PIMCO Government Money Market Fund	7,896	214,239	(219,439)	0	0	2,696	0	0
PIMCO High Yield Fund	32,796	13,824	(16,903)	(572)	548	29,693	952	0
PIMCO High Yield Spectrum Fund	33,104	1,192	(1,133)	(46)	(149)	32,968	1,013	0
PIMCO Income Fund	72,040	1,766	(12,025)	916	(744)	61,953	1,766	0
PIMCO Investment Grade Corporate Bond Fund	27,213	382	(9,119)	(21)	(31)	18,424	382	0
PIMCO Long Duration Total Return Fund	21,510	2,731	(14,739)	684	(918)	9,268	251	0

18	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Underlying PIMCO Funds	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Long-Term Credit Fund	$19,634	$2,116	$(16,108)	$2,427	$(2,332)	$5,737	$247	$0
PIMCO Long-Term U.S. Government Fund	44,542	133	(45,517)	4,607	(3,737)	28	132	0
PIMCO Low Duration Fund	18,468	70,587	(75,777)	(35)	50	13,293	106	0
PIMCO Low Duration Active Exchange-Traded Fund	2,621	0	(1)	0	33	2,653	16	0
PIMCO Mortgage Opportunities Fund	6,897	104	(181)	1	30	6,851	104	0
PIMCO RAE Fundamental Advantage PLUS Fund	55,301	2,501	(17,342)	(1,251)	(291)	38,918	655	0
PIMCO RAE Fundamental PLUS Fund	6,643	70	(4,374)	(451)	356	2,244	31	0
PIMCO RAE Fundamental PLUS EMG Fund	47,345	5,273	(3,331)	101	(105)	49,283	0	0
PIMCO RAE Fundamental PLUS International Fund	35,479	207	(19,400)	(4,196)	4,538	16,628	207	0
PIMCO RAE Fundamental PLUS Small Fund	8,458	277	(4,737)	446	(379)	4,065	43	0
PIMCO RAE Low Volatility PLUS Fund	30,454	18	(11,994)	(165)	(348)	17,965	19	0
PIMCO RAE Low Volatility PLUS EMG Fund	88,954	9,678	(6,140)	(475)	56	92,073	453	0
PIMCO RAE Low Volatility PLUS International Fund	47,572	518	(7,013)	18	1,999	43,094	519	0
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	42,390	5,033	(6,436)	(437)	(613)	39,937	309	0
PIMCO RAE Worldwide Long/Short PLUS Fund	34,839	45,530	(417)	(15)	(1,688)	78,249	672	0
PIMCO Real Return Fund	16,348	73	(3,070)	(156)	114	13,309	73	0
PIMCO Real Return Asset Fund	15,235	58,888	(3,719)	(47)	(2,728)	67,629	287	0
PIMCO RealEstateRealReturn Strategy Fund	32,520	569	(11,866)	(1,397)	747	20,573	568	0
PIMCO Senior Floating Rate Fund	24,361	7,684	(5,503)	(26)	67	26,583	550	0
PIMCO Short-Term Fund	4	0	(4)	0	0	0	0	0
PIMCO Short-Term Floating NAV Portfolio*	2,002	0	(2,003)	0	1	0	1	0
PIMCO Short-Term Floating NAV Portfolio III	0	6,300	(6,199)	0	0	101	0	0
PIMCO StocksPLUS® Fund	0	0	0	0	0	0	0	0
PIMCO StocksPLUS® Absolute Return Fund	56	0	(58)	20	(18)	0	0	0
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	88	0	(96)	25	(17)	0	0	0
PIMCO StocksPLUS® International Fund (Unhedged)	17	1	(18)	5	(4)	1	0	0
PIMCO StocksPLUS® Small Fund	74	0	(77)	3	0	0	0	0
PIMCO Total Return Fund	20,143	3,903	(9,754)	(30)	70	14,332	141	0
PIMCO TRENDS Managed Futures Strategy Fund	2,331	47	0	0	(154)	2,224	47	0
PIMCO Unconstrained Bond Fund	26,521	4,231	(5,772)	19	(98)	24,901	278	0
Totals	$1,148,164	$510,561	$(608,312)	$(9,309)	$(4,509)	$1,036,595	$14,685	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.
*	Effective July 1, 2015, the Portfolio was liquidated.

5. PRINCIPAL RISKS

In the normal course of business, the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the

Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The net asset value of the Portfolio will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary. Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

SEMIANNUAL REPORT	JUNE 30, 2015	19

Notes to Financial Statements (Cont.)

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Underlying PIMCO Funds’) investments in financial derivatives and other financial instruments expose the Portfolio (or Underlying PIMCO Funds) to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio (or Underlying PIMCO Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio (or Underlying PIMCO Funds) may lose money if these changes are not anticipated by Portfolio management. The Portfolio (or Underlying PIMCO Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio (or Underlying PIMCO Funds) to lose value. If the Portfolio (or Underlying PIMCO Funds) lost enough value, the Portfolio (or Underlying PIMCO

Funds) could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio (or Underlying PIMCO Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s (or Underlying PIMCO Funds’) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio (or Underlying PIMCO Funds) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio (or Underlying PIMCO Funds) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Underlying PIMCO Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency

20	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

of the Portfolio (or Underlying PIMCO Funds), or, in the case of hedging positions, that the Portfolio’s (or Underlying PIMCO Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Underlying PIMCO Funds’) investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s (or Underlying PIMCO Funds’) investments in commodity-linked financial derivative instruments may subject the Portfolio (or Underlying PIMCO Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio (or Underlying PIMCO Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio (or Underlying PIMCO Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio (or Underlying PIMCO Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio (or Underlying PIMCO Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio (or Underlying PIMCO Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio (or Underlying PIMCO Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio (or Underlying PIMCO Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio (or Underlying PIMCO Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio (or Underlying PIMCO Funds). The Portfolio (or Underlying PIMCO Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio (or Underlying PIMCO Funds) subsequently decreases, the Portfolio (or Underlying PIMCO Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio (or Underlying PIMCO Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

SEMIANNUAL REPORT	JUNE 30, 2015	21

Notes to Financial Statements (Cont.)

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares or, as applicable, Class M shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2016, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amount to PIMCO at June 30, 2015 was $4,896,699.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made

SEMIANNUAL REPORT	JUNE 30, 2015	23

Notes to Financial Statements (Cont.)

against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$290,018	$380,668

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	175	$1,829	319	$3,572
Class M	386	4,134	1,010	11,426
Administrative Class	2,544	26,606	7,069	78,861
Advisor Class	602	6,347	3,181	35,664
Issued as reinvestment of distributions
Institutional Class	8	83	49	532
Class M	56	584	409	4,463
Administrative Class	576	5,937	3,788	40,708
Advisor Class	230	2,398	1,686	18,298
Cost of shares redeemed
Institutional Class	(243)	(2,554)	(360)	(3,990)
Class M	(1,043)	(11,119)	(2,761)	(31,154)
Administrative Class	(8,274)	(86,503)	(16,937)	(187,452)
Advisor Class	(4,644)	(49,045)	(10,475)	(116,569)
Net increase (decrease) resulting from Portfolio share transactions	(9,627)	$(101,303)	(13,022)	$(145,641)

As of June 30, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 61% of the Portfolio. One shareholder is a related party and comprises 46% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

11. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012,

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

12. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio, through the Underlying PIMCO Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s indirect investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus. If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

June 30, 2015 (Unaudited)

As of June 30, 2015 the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$1,107,373	$18,339	$(87,947)	$(69,608)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

26	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SSB	State Street Bank and Trust Co.

Currency Abbreviations:
USD (or $)	United States Dollar

SEMIANNUAL REPORT	JUNE 30, 2015	27

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

28	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT06SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO All Asset Portfolio

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”).

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

Among the principal risks of investing in the Portfolio are allocation risk, and fund of funds risk. The Portfolio also is indirectly subject to the risks of the Underlying PIMCO Funds, which may include, but are not limited to, the following: allocation risk, fund of funds risk, market trading risk, municipal project-specific risk, municipal bond risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, model risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on an Underlying PIMCO Fund. For example, a small investment in a derivative instrument may have a significant impact on an Underlying PIMCO Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain in the Underlying PIMCO Fund, which translates into heightened volatility in the Portfolio. An Underlying PIMCO Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Underlying PIMCO Fund may invest a significant portion of its assets in these types of instruments. If it does, the Underlying PIMCO Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. An Underlying PIMCO Fund’s investment in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if an Underlying PIMCO Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of

4	PIMCO VARIABLE INSURANCE TRUST

mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio (or Underlying PIMCO Fund) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

SEMIANNUAL REPORT	JUNE 30, 2015	5

Important Information About the Portfolio (Cont.)

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO All Asset Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

PIMCO Emerging Markets Currency Fund	12.2%
PIMCO Emerging Local Bond Fund	9.8%
PIMCO RAE Low Volatility PLUS EMG Fund	8.9%
PIMCO RAE Worldwide Long/Short PLUS Fund	7.5%
PIMCO Real Return Asset Fund	6.5%
PIMCO Income Fund	6.0%
Other	49.1%
†	% of Investments, at value as of 06/30/15

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	10 Years	Class Inception (04/30/2004)
PIMCO All Asset Portfolio Advisor Class	-0.33%	-6.12%	4.79%	4.62%	5.60%
Barclays U.S. TIPS: 1-10 Year Index±	1.06%	-1.95%	2.36%	3.70%	4.01%
Consumer Price Index + 500 Basis Points±±	3.09%	5.18%	6.83%	7.07%	7.15%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.475% for Advisor Class shares.

± Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$996.70	$1,021.87
Expenses Paid During Period†	$2.78	$2.82
Net Annualized Expense Ratio††	0.565%	0.565%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 6 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO All Asset Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, the “Underlying PIMCO Funds”). The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. The Portfolio will not invest in the Short Strategy Underlying PIMCO Funds, which seek to gain a negative exposure to an asset class such as equities or commodities. The Portfolio may invest in Underlying PIMCO Funds at the discretion of PIMCO and without shareholder approval.

Portfolio Insights

»

Allocations to credit strategies, primarily through the PIMCO High Yield Fund, the PIMCO High Yield Spectrum Fund and the PIMCO Senior Floating Rate Fund, benefited performance as these Underlying PIMCO Funds posted positive total returns during the reporting period.

»

Exposure to developed ex-U.S. equities, primarily through the PIMCO Fundamental PLUS International Fund and the PIMCO Low Volatility PLUS International Fund, benefited performance as these Underlying PIMCO Funds posted positive performance during the reporting period.

»	Exposure to the PIMCO Income Fund added to performance as this Underlying PIMCO Fund posted positive performance during the reporting period.

»

Holdings of U.S. Treasury Inflation-Protected Securities (“TIPS”), primarily through the PIMCO Real Return Asset Fund, detracted from performance as this Underlying PIMCO Fund posted negative returns during the reporting period.

»	Exposure to emerging markets bonds through the PIMCO Emerging Local Bond Fund detracted from performance as this Underlying PIMCO Fund posted negative returns during the reporting period.

»

Allocations to the PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and the PIMCO RAE Fundamental Advantage PLUS Fund detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

SEMIANNUAL REPORT	JUNE 30, 2015	7

Financial Highlights PIMCO All Asset Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Advisor Class
Net asset value beginning of year or period	$10.47	$10.98	$11.48	$10.49	$11.11	$10.50
Net investment income (a)	0.11	0.43	0.48	0.62	0.70	0.52
Net realized/unrealized gain (loss)	(0.14)	(0.37)	(0.47)	0.92	(0.48)	0.81
Total from Investment Operations	(0.03)	0.06	0.01	1.54	0.22	1.33
Dividends from net investment income	(0.09)	(0.57)	(0.51)	(0.55)	(0.84)	(0.72)
Total distributions	(0.09)	(0.57)	(0.51)	(0.55)	(0.84)	(0.72)
Net asset value end of year or period	$10.35	$10.47	$10.98	$11.48	$10.49	$11.11
Total return	(0.33)%	0.46%	0.11%	14.81%	1.92%	13.00%
Net assets end of year or period (000s)	$285,542	$328,716	$406,398	$478,073	$347,082	$330,377
Ratio of expenses to average net assets	0.565%*	0.525%	0.545%	0.595%	0.605%	0.645%
Ratio of expenses to average net assets excluding waivers	0.675%*	0.675%	0.675%	0.675%	0.675%	0.675%
Ratio of expenses to average net assets excluding interest expense	0.565%*	0.525%	0.545%	0.595%	0.605%	0.645%
Ratio of expenses to average net assets excluding interest expense and waivers	0.675%*	0.675%	0.675%	0.675%	0.675%	0.675%
Ratio of net investment income to average net assets	2.11%*	3.86%	4.25%	5.58%	6.30%	4.82%
Portfolio turnover rate	26%	98%	61%	26%	55%	99%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Assets and Liabilities PIMCO All Asset Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$1,170
Investments in Affiliates	1,036,595
Cash	1
Receivable for investments in Affiliates sold	999
Receivable for Portfolio shares sold	221
Dividends receivable from Affiliates	1,940
Reimbursement receivable from PIMCO	155
Total Assets	1,041,081

Liabilities:
Payable for investments in Affiliates purchased	$3,936
Payable for Portfolio shares redeemed	1,331
Accrued investment advisory fees	151
Accrued supervisory and administrative fees	216
Accrued distribution fees	89
Accrued servicing fees	83
Total Liabilities	5,806

Net Assets	$1,035,275

Net Assets Consist of:
Paid in capital	$1,241,301
Undistributed net investment income	2,887
Accumulated undistributed net realized (loss)	(153,693)
Net unrealized (depreciation)	(55,220)
$1,035,275

Net Assets:
Institutional Class	$8,963
Administrative Class	661,515
Advisor Class	285,542
Class M	79,255

Shares Issued and Outstanding:
Institutional Class	866
Administrative Class	64,568
Advisor Class	27,594
Class M	7,612

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.35
Administrative Class	10.25
Advisor Class	10.35
Class M	10.41

Cost of Investments in securities	$1,170
Cost of Investments in Affiliates	$1,091,815

* Includes repurchase agreements of:	$1,170

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statement of Operations PIMCO All Asset Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Dividends from Investments in Affiliates	$14,685
Total Income	14,685

Expenses:
Investment advisory fees	957
Supervisory and administrative fees	1,367
Distribution and/or servicing fees - Class M	188
Servicing fees - Administrative Class	521
Distribution and/or servicing fees - Advisor Class	383
Interest expense	1
Total Expenses	3,417
Waiver and/or Reimbursement by PIMCO	(621)
Net Expenses	2,796

Net Investment Income	11,889

Net Realized (Loss):
Investments in securities	1
Investments in Affiliates	(9,309)

Net Realized (Loss)	(9,308)

Net Change in Unrealized (Depreciation):
Investments in Affiliates	(4,509)

Net Change in Unrealized (Depreciation)	(4,509)

Net (Decrease) in Net Assets Resulting from Operations	$(1,928)

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

(Decrease) in Net Assets from:

Operations:
Net investment income	$11,889	$50,618
Net realized gain (loss)	(9,308)	31,421
Net change in unrealized (depreciation)	(4,509)	(71,476)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,928)	10,563

Distributions to Shareholders:
From net investment income
Institutional Class	(83)	(532)
Administrative Class	(5,937)	(40,708)
Advisor Class	(2,398)	(18,298)
Class M	(584)	(4,463)

Total Distributions	(9,002)	(64,001)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(101,303)	(145,641)

Total (Decrease) in Net Assets	(112,233)	(199,079)

Net Assets:
Beginning of period	1,147,508	1,346,587
End of period*	$1,035,275	$1,147,508

* Including undistributed net investment income of:	$2,887	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 10 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO All Asset Portfolio

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		$1,170

Total Short-Term Instruments (Cost $1,170)		1,170

Total Investments in Securities (Cost $1,170)		1,170

	SHARES
INVESTMENTS IN AFFILIATES 100.1%

MUTUAL FUNDS (a) 99.8%
PIMCO CommoditiesPLUS® Strategy Fund	2,941,972	22,565
PIMCO CommodityRealReturn Strategy Fund®	5,111,565	22,440
PIMCO Credit Absolute Return Fund	444,853	4,457
PIMCO Diversified Income Fund	190,829	2,048
PIMCO Emerging Local Bond Fund	13,014,606	101,254
PIMCO Emerging Markets Bond Fund	303,184	3,089
PIMCO Emerging Markets Corporate Bond Fund	68,494	729
PIMCO Emerging Markets Currency Fund	13,833,887	126,718
PIMCO EqS® Long/Short Fund	202,295	2,442
PIMCO Floating Income Fund	411,455	3,403
PIMCO Foreign Bond Fund (Unhedged)	339,269	3,165
PIMCO Global Advantage® Strategy Bond Fund	758,225	7,734
PIMCO Government Money Market Fund	2,695,690	2,696
PIMCO High Yield Fund	3,266,550	29,693

	SHARES	MARKET VALUE (000S)
PIMCO High Yield Spectrum Fund	3,300,137	$32,968
PIMCO Income Fund	5,012,397	61,953
PIMCO Investment Grade Corporate Bond Fund	1,764,738	18,424
PIMCO Long Duration Total Return Fund	819,474	9,268
PIMCO Long-Term Credit Fund	467,147	5,737
PIMCO Long-Term U.S. Government Fund	2,635	28
PIMCO Low Duration Fund	1,328,022	13,293
PIMCO Mortgage Opportunities Fund	615,561	6,851
PIMCO RAE Fundamental Advantage PLUS Fund	10,993,681	38,918
PIMCO RAE Fundamental PLUS EMG Fund	5,182,211	49,283
PIMCO RAE Fundamental PLUS Fund	346,884	2,244
PIMCO RAE Fundamental PLUS International Fund	1,859,935	16,628
PIMCO RAE Fundamental PLUS Small Fund	331,569	4,065
PIMCO RAE Low Volatility PLUS EMG Fund	9,511,714	92,073
PIMCO RAE Low Volatility PLUS Fund	1,696,452	17,965
PIMCO RAE Low Volatility PLUS International Fund	4,266,777	43,094
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	4,294,305	39,937
PIMCO RAE Worldwide Long/Short PLUS Fund	8,133,954	78,249
PIMCO Real Return Asset Fund	8,369,879	67,629
PIMCO Real Return Fund	1,226,650	13,309
PIMCO RealEstateRealReturn Strategy Fund	5,590,471	20,573
PIMCO Senior Floating Rate Fund	2,655,664	26,583

	SHARES	MARKET VALUE (000S)
PIMCO StocksPLUS® International Fund (Unhedged)	132	$1
PIMCO Total Return Fund	1,354,587	14,332
PIMCO TRENDS Managed Futures Strategy Fund	217,993	2,224
PIMCO Unconstrained Bond Fund	2,235,283	24,901

Total Mutual Funds (Cost $1,087,990)		1,032,963

EXCHANGE-TRADED FUNDS 0.3%
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	20,000	878
PIMCO Low Duration Exchange-Traded Fund	26,137	2,653

Total Exchange-Traded Funds (Cost $3,724)		3,531

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	10,218	101

Total Short-Term Instruments (Cost $101)		101

Total Investments in Affiliates (Cost $1,091,815)		1,036,595

Total Investments 100.2% (Cost $1,092,985)		$1,037,765

Other Assets and Liabilities, net (0.2%)		(2,490)

Net Assets 100.0%		$1,035,275

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$1,170	Fannie Mae 2.200% due 10/17/2022	$(1,150)	$1,170	$1,170
					Freddie Mac 2.080% due 10/17/2022	(48)

Total Repurchase Agreements						$(1,198)	$1,170	$1,170

(1)	Includes accrued interest.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,170	$0	$0	$0	$1,170	$(1,198)	$(28)

Total Borrowings and Other Financing Transactions	$1,170	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 5, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$1,170	$0	$1,170
	$0	$1,170	$0	$1,170

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Affiliates, at Value
Mutual Funds	$1,032,963	$0	$0	$1,032,963
Exchange-Traded Funds	3,531	0	0	3,531
Short-Term Instruments
Central Funds Used for Cash Management Purposes	101	0	0	101
	$1,036,595	$0	$0	$1,036,595

Total Investments	$1,036,595	$1,170	$0	$1,037,765

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Notes to Financial Statements

1. ORGANIZATION

The PIMCO All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class, Administrative, and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio may invest substantially all of their assets in Institutional Class, or as applicable, Class M shares of any funds of the Trust or PIMCO Equity Series, except other fund of funds, or shares of any actively-managed funds of the PIMCO ETF Trust (the “Underlying PIMCO Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the PIMCO Fundamental IndexPLUS® AR, PIMCO International StocksPLUS® AR Strategy (Unhedged), PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged), PIMCO Small Cap StocksPLUS® AR Strategy, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Absolute Return, PIMCO EqS® Emerging Markets and PIMCO EqS Pathfinder® Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the PIMCO CommodityRealReturn Strategy Fund®, PIMCO Real Return, PIMCO Real Return Asset and PIMCO RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. Such data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the asset class exposures represented by the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets. While these analyses are performed daily, material shifts in asset class exposures typically take place over longer periods of time. The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP®. The preparation of financial statements in accordance with U.S. GAAP® requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Income or short-term capital gain distributions received from Underlying PIMCO Funds are recorded as dividend income. Long-term capital gain distributions received from Underlying PIMCO Funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled

14	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The

ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio and Underlying PIMCO Fund shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or an Underlying PIMCO Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

The assets of the Portfolio consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Portfolio’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or

SEMIANNUAL REPORT	JUNE 30, 2015	15

Notes to Financial Statements (Cont.)

estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of an Underlying PIMCO Fund’s assets that are invested in one or more open-end management investment companies, the Underlying PIMCO Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing

Services. As a result, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio invests in Underlying PIMCO Funds that hold foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When an Underlying PIMCO Fund uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Underlying PIMCO Fund could

16	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment

SEMIANNUAL REPORT	JUNE 30, 2015	17

Notes to Financial Statements (Cont.)

companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

(b) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(c) Investments in Affiliates

The Portfolio invests under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO.

The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Underlying PIMCO Funds or Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO CommoditiesPLUS® Strategy Fund	$34,968	$116	$(12,525)	$(5,008)	$5,014	$22,565	$116	$0
PIMCO CommodityRealReturn Strategy Fund®	44,347	996	(22,122)	(4,217)	3,436	22,440	322	0
PIMCO Credit Absolute Return Fund	3,580	1,323	(483)	2	35	4,457	44	0
PIMCO Diversified Income Fund	1,163	1,631	(724)	157	(179)	2,048	29	0
PIMCO Emerging Local Bond Fund	102,771	7,166	(1,783)	(416)	(6,484)	101,254	2,418	0
PIMCO Emerging Markets Bond Fund	5,768	530	(3,191)	(331)	313	3,089	85	0
PIMCO Emerging Markets Corporate Bond Fund	2,745	30	(2,021)	(175)	150	729	30	0
PIMCO Emerging Markets Currency Fund	102,512	30,745	(5,387)	(583)	(569)	126,718	1,668	0
PIMCO EqS® Long/Short Fund	5,477	0	(3,164)	520	(391)	2,442	0	0
PIMCO EqS Pathfinder Fund®	15,185	0	(16,245)	834	226	0	0	0
PIMCO Floating Income Fund	704	2,757	(95)	(1)	38	3,403	71	0
PIMCO Foreign Bond Fund (Unhedged)	3,564	26	(230)	(28)	(167)	3,165	27	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	916	0	0	0	(38)	878	13	0
PIMCO Global Advantage® Strategy Bond Fund	534	7,366	0	0	(166)	7,734	40	0
PIMCO Global Dividend Fund	74	0	(77)	(15)	18	0	0	0
PIMCO Government Money Market Fund	7,896	214,239	(219,439)	0	0	2,696	0	0
PIMCO High Yield Fund	32,796	13,824	(16,903)	(572)	548	29,693	952	0
PIMCO High Yield Spectrum Fund	33,104	1,192	(1,133)	(46)	(149)	32,968	1,013	0
PIMCO Income Fund	72,040	1,766	(12,025)	916	(744)	61,953	1,766	0
PIMCO Investment Grade Corporate Bond Fund	27,213	382	(9,119)	(21)	(31)	18,424	382	0
PIMCO Long Duration Total Return Fund	21,510	2,731	(14,739)	684	(918)	9,268	251	0

18	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Underlying PIMCO Funds	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Long-Term Credit Fund	$19,634	$2,116	$(16,108)	$2,427	$(2,332)	$5,737	$247	$0
PIMCO Long-Term U.S. Government Fund	44,542	133	(45,517)	4,607	(3,737)	28	132	0
PIMCO Low Duration Fund	18,468	70,587	(75,777)	(35)	50	13,293	106	0
PIMCO Low Duration Active Exchange-Traded Fund	2,621	0	(1)	0	33	2,653	16	0
PIMCO Mortgage Opportunities Fund	6,897	104	(181)	1	30	6,851	104	0
PIMCO RAE Fundamental Advantage PLUS Fund	55,301	2,501	(17,342)	(1,251)	(291)	38,918	655	0
PIMCO RAE Fundamental PLUS Fund	6,643	70	(4,374)	(451)	356	2,244	31	0
PIMCO RAE Fundamental PLUS EMG Fund	47,345	5,273	(3,331)	101	(105)	49,283	0	0
PIMCO RAE Fundamental PLUS International Fund	35,479	207	(19,400)	(4,196)	4,538	16,628	207	0
PIMCO RAE Fundamental PLUS Small Fund	8,458	277	(4,737)	446	(379)	4,065	43	0
PIMCO RAE Low Volatility PLUS Fund	30,454	18	(11,994)	(165)	(348)	17,965	19	0
PIMCO RAE Low Volatility PLUS EMG Fund	88,954	9,678	(6,140)	(475)	56	92,073	453	0
PIMCO RAE Low Volatility PLUS International Fund	47,572	518	(7,013)	18	1,999	43,094	519	0
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	42,390	5,033	(6,436)	(437)	(613)	39,937	309	0
PIMCO RAE Worldwide Long/Short PLUS Fund	34,839	45,530	(417)	(15)	(1,688)	78,249	672	0
PIMCO Real Return Fund	16,348	73	(3,070)	(156)	114	13,309	73	0
PIMCO Real Return Asset Fund	15,235	58,888	(3,719)	(47)	(2,728)	67,629	287	0
PIMCO RealEstateRealReturn Strategy Fund	32,520	569	(11,866)	(1,397)	747	20,573	568	0
PIMCO Senior Floating Rate Fund	24,361	7,684	(5,503)	(26)	67	26,583	550	0
PIMCO Short-Term Fund	4	0	(4)	0	0	0	0	0
PIMCO Short-Term Floating NAV Portfolio*	2,002	0	(2,003)	0	1	0	1	0
PIMCO Short-Term Floating NAV Portfolio III	0	6,300	(6,199)	0	0	101	0	0
PIMCO StocksPLUS® Fund	0	0	0	0	0	0	0	0
PIMCO StocksPLUS® Absolute Return Fund	56	0	(58)	20	(18)	0	0	0
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	88	0	(96)	25	(17)	0	0	0
PIMCO StocksPLUS® International Fund (Unhedged)	17	1	(18)	5	(4)	1	0	0
PIMCO StocksPLUS® Small Fund	74	0	(77)	3	0	0	0	0
PIMCO Total Return Fund	20,143	3,903	(9,754)	(30)	70	14,332	141	0
PIMCO TRENDS Managed Futures Strategy Fund	2,331	47	0	0	(154)	2,224	47	0
PIMCO Unconstrained Bond Fund	26,521	4,231	(5,772)	19	(98)	24,901	278	0
Totals	$1,148,164	$510,561	$(608,312)	$(9,309)	$(4,509)	$1,036,595	$14,685	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.
*	Effective July 1, 2015, the Portfolio was liquidated.

5. PRINCIPAL RISKS

In the normal course of business, the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the

Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The net asset value of the Portfolio will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary. Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

SEMIANNUAL REPORT	JUNE 30, 2015	19

Notes to Financial Statements (Cont.)

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Underlying PIMCO Funds’) investments in financial derivatives and other financial instruments expose the Portfolio (or Underlying PIMCO Funds) to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio (or Underlying PIMCO Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio (or Underlying PIMCO Funds) may lose money if these changes are not anticipated by Portfolio management. The Portfolio (or Underlying PIMCO Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio (or Underlying PIMCO Funds) to lose value. If the Portfolio (or Underlying PIMCO Funds) lost enough value, the Portfolio (or Underlying PIMCO

Funds) could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio (or Underlying PIMCO Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s (or Underlying PIMCO Funds’) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio (or Underlying PIMCO Funds) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio (or Underlying PIMCO Funds) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Underlying PIMCO Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency

20	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

of the Portfolio (or Underlying PIMCO Funds), or, in the case of hedging positions, that the Portfolio’s (or Underlying PIMCO Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Underlying PIMCO Funds’) investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s (or Underlying PIMCO Funds’) investments in commodity-linked financial derivative instruments may subject the Portfolio (or Underlying PIMCO Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio (or Underlying PIMCO Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio (or Underlying PIMCO Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio (or Underlying PIMCO Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio (or Underlying PIMCO Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio (or Underlying PIMCO Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio (or Underlying PIMCO Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio (or Underlying PIMCO Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio (or Underlying PIMCO Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio (or Underlying PIMCO Funds). The Portfolio (or Underlying PIMCO Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio (or Underlying PIMCO Funds) subsequently decreases, the Portfolio (or Underlying PIMCO Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio (or Underlying PIMCO Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

SEMIANNUAL REPORT	JUNE 30, 2015	21

Notes to Financial Statements (Cont.)

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares or, as applicable, Class M shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2016, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amount to PIMCO at June 30, 2015 was $4,896,699.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made

SEMIANNUAL REPORT	JUNE 30, 2015	23

Notes to Financial Statements (Cont.)

against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$290,018	$380,668

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	175	$1,829	319	$3,572
Class M	386	4,134	1,010	11,426
Administrative Class	2,544	26,606	7,069	78,861
Advisor Class	602	6,347	3,181	35,664
Issued as reinvestment of distributions
Institutional Class	8	83	49	532
Class M	56	584	409	4,463
Administrative Class	576	5,937	3,788	40,708
Advisor Class	230	2,398	1,686	18,298
Cost of shares redeemed
Institutional Class	(243)	(2,554)	(360)	(3,990)
Class M	(1,043)	(11,119)	(2,761)	(31,154)
Administrative Class	(8,274)	(86,503)	(16,937)	(187,452)
Advisor Class	(4,644)	(49,045)	(10,475)	(116,569)
Net increase (decrease) resulting from Portfolio share transactions	(9,627)	$(101,303)	(13,022)	$(145,641)

As of June 30, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 61% of the Portfolio. One shareholder is a related party and comprises 46% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

11. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012,

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

12. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio, through the Underlying PIMCO Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s indirect investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus. If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

June 30, 2015 (Unaudited)

As of June 30, 2015 the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$1,107,373	$18,339	$(87,947)	$(69,608)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

26	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SSB	State Street Bank and Trust Co.

Currency Abbreviations:
USD (or $)	United States Dollar

SEMIANNUAL REPORT	JUNE 30, 2015	27

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

28	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT05SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO All Asset Portfolio

Share Class

■	M

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”).

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

Among the principal risks of investing in the Portfolio are allocation risk, and fund of funds risk. The Portfolio also is indirectly subject to the risks of the Underlying PIMCO Funds, which may include, but are not limited to, the following: allocation risk, fund of funds risk, market trading risk, municipal project-specific risk, municipal bond risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, model risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on an Underlying PIMCO Fund. For example, a small investment in a derivative instrument may have a significant impact on an Underlying PIMCO Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain in the Underlying PIMCO Fund, which translates into heightened volatility in the Portfolio. An Underlying PIMCO Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Underlying PIMCO Fund may invest a significant portion of its assets in these types of instruments. If it does, the Underlying PIMCO Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. An Underlying PIMCO Fund’s investment in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if an Underlying PIMCO Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of

4	PIMCO VARIABLE INSURANCE TRUST

mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio (or Underlying PIMCO Fund) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

SEMIANNUAL REPORT	JUNE 30, 2015	5

Important Information About the Portfolio (Cont.)

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO All Asset Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Class M commenced operations.

Allocation Breakdown†

PIMCO Emerging Markets Currency Fund	12.2%
PIMCO Emerging Local Bond Fund	9.8%
PIMCO RAE Low Volatility PLUS EMG Fund	8.9%
PIMCO RAE Worldwide Long/Short PLUS Fund	7.5%
PIMCO Real Return Asset Fund	6.5%
PIMCO Income Fund	6.0%
Other	49.1%
†	% of Investments, at value as of 06/30/15

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	10 Years	Class Inception (04/30/2004)
PIMCO All Asset Portfolio Class M	-0.41%	-6.36%	4.58%	4.41%	5.38%
Barclays U.S. TIPS: 1-10 Year Index±	1.06%	-1.95%	2.36%	3.70%	4.01%
Consumer Price Index + 500 Basis Points±±	3.09%	5.18%	6.83%	7.07%	7.15%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.675% for Class M shares.

± Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$995.90	$1,020.88
Expenses Paid During Period†	$3.76	$3.81
Net Annualized Expense Ratio††	0.765%	0.765%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 6 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO All Asset Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, the “Underlying PIMCO Funds”). The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. The Portfolio will not invest in the Short Strategy Underlying PIMCO Funds, which seek to gain a negative exposure to an asset class such as equities or commodities. The Portfolio may invest in Underlying PIMCO Funds at the discretion of PIMCO and without shareholder approval.

Portfolio Insights

»

Allocations to credit strategies, primarily through the PIMCO High Yield Fund, the PIMCO High Yield Spectrum Fund and the PIMCO Senior Floating Rate Fund, benefited performance as these Underlying PIMCO Funds posted positive total returns during the reporting period.

»

Exposure to developed ex-U.S. equities, primarily through the PIMCO Fundamental PLUS International Fund and the PIMCO Low Volatility PLUS International Fund, benefited performance as these Underlying PIMCO Funds posted positive performance during the reporting period.

»	Exposure to the PIMCO Income Fund added to performance as this Underlying PIMCO Fund posted positive performance during the reporting period.

»

Holdings of U.S. Treasury Inflation-Protected Securities (“TIPS”), primarily through the PIMCO Real Return Asset Fund, detracted from performance as this Underlying PIMCO Fund posted negative returns during the reporting period.

»	Exposure to emerging markets bonds through the PIMCO Emerging Local Bond Fund detracted from performance as this Underlying PIMCO Fund posted negative returns during the reporting period.

»

Allocations to the PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and the PIMCO RAE Fundamental Advantage PLUS Fund detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

SEMIANNUAL REPORT	JUNE 30, 2015	7

Financial Highlights PIMCO All Asset Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Class M
Net asset value beginning of year or period	$10.53	$11.04	$11.54	$10.52	$11.06	$10.51
Net investment income (a)	0.10	0.42	0.48	0.60	0.67	0.87
Net realized/unrealized gain (loss)	(0.14)	(0.38)	(0.50)	0.92	(0.48)	0.43
Total from Investment Operations	(0.04)	0.04	(0.02)	1.52	0.19	1.30
Dividends from net investment income	(0.08)	(0.55)	(0.48)	(0.50)	(0.73)	(0.75)
Total distributions	(0.08)	(0.55)	(0.48)	(0.50)	(0.73)	(0.75)
Net asset value end of year or period	$10.41	$10.53	$11.04	$11.54	$10.52	$11.06
Total return	(0.41)%	0.24%	(0.10)%	14.64%	1.66%	12.71%
Net assets end of year or period (000s)	$79,255	$86,496	$105,517	$103,612	$78,108	$72,917
Ratio of expenses to average net assets	0.765%*	0.725%	0.745%	0.795%	0.805%	0.845%
Ratio of expenses to average net assets excluding waivers	0.875%*	0.875%	0.875%	0.875%	0.875%	0.875%
Ratio of expenses to average net assets excluding interest expense	0.765%*	0.725%	0.745%	0.795%	0.805%	0.845%
Ratio of expenses to average net assets excluding interest expense and waivers	0.875%*	0.875%	0.875%	0.875%	0.875%	0.875%
Ratio of net investment income to average net assets	1.93%*	3.70%	4.24%	5.33%	6.07%	7.96%
Portfolio turnover rate	26%	98%	61%	26%	55%	99%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Assets and Liabilities PIMCO All Asset Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$1,170
Investments in Affiliates	1,036,595
Cash	1
Receivable for investments in Affiliates sold	999
Receivable for Portfolio shares sold	221
Dividends receivable from Affiliates	1,940
Reimbursement receivable from PIMCO	155
Total Assets	1,041,081

Liabilities:
Payable for investments in Affiliates purchased	$3,936
Payable for Portfolio shares redeemed	1,331
Accrued investment advisory fees	151
Accrued supervisory and administrative fees	216
Accrued distribution fees	89
Accrued servicing fees	83
Total Liabilities	5,806

Net Assets	$1,035,275

Net Assets Consist of:
Paid in capital	$1,241,301
Undistributed net investment income	2,887
Accumulated undistributed net realized (loss)	(153,693)
Net unrealized (depreciation)	(55,220)
$1,035,275

Net Assets:
Institutional Class	$8,963
Administrative Class	661,515
Advisor Class	285,542
Class M	79,255

Shares Issued and Outstanding:
Institutional Class	866
Administrative Class	64,568
Advisor Class	27,594
Class M	7,612

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.35
Administrative Class	10.25
Advisor Class	10.35
Class M	10.41

Cost of Investments in securities	$1,170
Cost of Investments in Affiliates	$1,091,815

* Includes repurchase agreements of:	$1,170

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statement of Operations PIMCO All Asset Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Dividends from Investments in Affiliates	$14,685
Total Income	14,685

Expenses:
Investment advisory fees	957
Supervisory and administrative fees	1,367
Distribution and/or servicing fees - Class M	188
Servicing fees - Administrative Class	521
Distribution and/or servicing fees - Advisor Class	383
Interest expense	1
Total Expenses	3,417
Waiver and/or Reimbursement by PIMCO	(621)
Net Expenses	2,796

Net Investment Income	11,889

Net Realized (Loss):
Investments in securities	1
Investments in Affiliates	(9,309)

Net Realized (Loss)	(9,308)

Net Change in Unrealized (Depreciation):
Investments in Affiliates	(4,509)

Net Change in Unrealized (Depreciation)	(4,509)

Net (Decrease) in Net Assets Resulting from Operations	$(1,928)

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

(Decrease) in Net Assets from:

Operations:
Net investment income	$11,889	$50,618
Net realized gain (loss)	(9,308)	31,421
Net change in unrealized (depreciation)	(4,509)	(71,476)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,928)	10,563

Distributions to Shareholders:
From net investment income
Institutional Class	(83)	(532)
Administrative Class	(5,937)	(40,708)
Advisor Class	(2,398)	(18,298)
Class M	(584)	(4,463)

Total Distributions	(9,002)	(64,001)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(101,303)	(145,641)

Total (Decrease) in Net Assets	(112,233)	(199,079)

Net Assets:
Beginning of period	1,147,508	1,346,587
End of period*	$1,035,275	$1,147,508

* Including undistributed net investment income of:	$2,887	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 10 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO All Asset Portfolio

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		$1,170

Total Short-Term Instruments (Cost $1,170)		1,170

Total Investments in Securities (Cost $1,170)		1,170

	SHARES
INVESTMENTS IN AFFILIATES 100.1%

MUTUAL FUNDS (a) 99.8%
PIMCO CommoditiesPLUS® Strategy Fund	2,941,972	22,565
PIMCO CommodityRealReturn Strategy Fund®	5,111,565	22,440
PIMCO Credit Absolute Return Fund	444,853	4,457
PIMCO Diversified Income Fund	190,829	2,048
PIMCO Emerging Local Bond Fund	13,014,606	101,254
PIMCO Emerging Markets Bond Fund	303,184	3,089
PIMCO Emerging Markets Corporate Bond Fund	68,494	729
PIMCO Emerging Markets Currency Fund	13,833,887	126,718
PIMCO EqS® Long/Short Fund	202,295	2,442
PIMCO Floating Income Fund	411,455	3,403
PIMCO Foreign Bond Fund (Unhedged)	339,269	3,165
PIMCO Global Advantage® Strategy Bond Fund	758,225	7,734
PIMCO Government Money Market Fund	2,695,690	2,696
PIMCO High Yield Fund	3,266,550	29,693

	SHARES	MARKET VALUE (000S)
PIMCO High Yield Spectrum Fund	3,300,137	$32,968
PIMCO Income Fund	5,012,397	61,953
PIMCO Investment Grade Corporate Bond Fund	1,764,738	18,424
PIMCO Long Duration Total Return Fund	819,474	9,268
PIMCO Long-Term Credit Fund	467,147	5,737
PIMCO Long-Term U.S. Government Fund	2,635	28
PIMCO Low Duration Fund	1,328,022	13,293
PIMCO Mortgage Opportunities Fund	615,561	6,851
PIMCO RAE Fundamental Advantage PLUS Fund	10,993,681	38,918
PIMCO RAE Fundamental PLUS EMG Fund	5,182,211	49,283
PIMCO RAE Fundamental PLUS Fund	346,884	2,244
PIMCO RAE Fundamental PLUS International Fund	1,859,935	16,628
PIMCO RAE Fundamental PLUS Small Fund	331,569	4,065
PIMCO RAE Low Volatility PLUS EMG Fund	9,511,714	92,073
PIMCO RAE Low Volatility PLUS Fund	1,696,452	17,965
PIMCO RAE Low Volatility PLUS International Fund	4,266,777	43,094
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	4,294,305	39,937
PIMCO RAE Worldwide Long/Short PLUS Fund	8,133,954	78,249
PIMCO Real Return Asset Fund	8,369,879	67,629
PIMCO Real Return Fund	1,226,650	13,309
PIMCO RealEstateRealReturn Strategy Fund	5,590,471	20,573
PIMCO Senior Floating Rate Fund	2,655,664	26,583

	SHARES	MARKET VALUE (000S)
PIMCO StocksPLUS® International Fund (Unhedged)	132	$1
PIMCO Total Return Fund	1,354,587	14,332
PIMCO TRENDS Managed Futures Strategy Fund	217,993	2,224
PIMCO Unconstrained Bond Fund	2,235,283	24,901

Total Mutual Funds (Cost $1,087,990)		1,032,963

EXCHANGE-TRADED FUNDS 0.3%
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	20,000	878
PIMCO Low Duration Exchange-Traded Fund	26,137	2,653

Total Exchange-Traded Funds (Cost $3,724)		3,531

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	10,218	101

Total Short-Term Instruments (Cost $101)		101

Total Investments in Affiliates (Cost $1,091,815)		1,036,595

Total Investments 100.2% (Cost $1,092,985)		$1,037,765

Other Assets and Liabilities, net (0.2%)		(2,490)

Net Assets 100.0%		$1,035,275

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$1,170	Fannie Mae 2.200% due 10/17/2022	$(1,150)	$1,170	$1,170
					Freddie Mac 2.080% due 10/17/2022	(48)

Total Repurchase Agreements						$(1,198)	$1,170	$1,170

(1)	Includes accrued interest.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,170	$0	$0	$0	$1,170	$(1,198)	$(28)

Total Borrowings and Other Financing Transactions	$1,170	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 5, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$1,170	$0	$1,170
	$0	$1,170	$0	$1,170

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Affiliates, at Value
Mutual Funds	$1,032,963	$0	$0	$1,032,963
Exchange-Traded Funds	3,531	0	0	3,531
Short-Term Instruments
Central Funds Used for Cash Management Purposes	101	0	0	101
	$1,036,595	$0	$0	$1,036,595

Total Investments	$1,036,595	$1,170	$0	$1,037,765

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Notes to Financial Statements

1. ORGANIZATION

The PIMCO All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Class M of the Portfolio. Certain detailed financial information for the Institutional Class, Administrative, and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio may invest substantially all of their assets in Institutional Class, or as applicable, Class M shares of any funds of the Trust or PIMCO Equity Series, except other fund of funds, or shares of any actively-managed funds of the PIMCO ETF Trust (the “Underlying PIMCO Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the PIMCO Fundamental IndexPLUS® AR, PIMCO International StocksPLUS® AR Strategy (Unhedged), PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged), PIMCO Small Cap StocksPLUS® AR Strategy, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Absolute Return, PIMCO EqS® Emerging Markets and PIMCO EqS Pathfinder® Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the PIMCO CommodityRealReturn Strategy Fund®, PIMCO Real Return, PIMCO Real Return Asset and PIMCO RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. Such data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the asset class exposures represented by the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets. While these analyses are performed daily, material shifts in asset class exposures typically take place over longer periods of time. The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP®. The preparation of financial statements in accordance with U.S. GAAP® requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Income or short-term capital gain distributions received from Underlying PIMCO Funds are recorded as dividend income. Long-term capital gain distributions received from Underlying PIMCO Funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled

14	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The

ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio and Underlying PIMCO Fund shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or an Underlying PIMCO Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

The assets of the Portfolio consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Portfolio’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or

SEMIANNUAL REPORT	JUNE 30, 2015	15

Notes to Financial Statements (Cont.)

estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of an Underlying PIMCO Fund’s assets that are invested in one or more open-end management investment companies, the Underlying PIMCO Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing

Services. As a result, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio invests in Underlying PIMCO Funds that hold foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When an Underlying PIMCO Fund uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Underlying PIMCO Fund could

16	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment

SEMIANNUAL REPORT	JUNE 30, 2015	17

Notes to Financial Statements (Cont.)

companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

(b) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(c) Investments in Affiliates

The Portfolio invests under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO.

The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Underlying PIMCO Funds or Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO CommoditiesPLUS® Strategy Fund	$34,968	$116	$(12,525)	$(5,008)	$5,014	$22,565	$116	$0
PIMCO CommodityRealReturn Strategy Fund®	44,347	996	(22,122)	(4,217)	3,436	22,440	322	0
PIMCO Credit Absolute Return Fund	3,580	1,323	(483)	2	35	4,457	44	0
PIMCO Diversified Income Fund	1,163	1,631	(724)	157	(179)	2,048	29	0
PIMCO Emerging Local Bond Fund	102,771	7,166	(1,783)	(416)	(6,484)	101,254	2,418	0
PIMCO Emerging Markets Bond Fund	5,768	530	(3,191)	(331)	313	3,089	85	0
PIMCO Emerging Markets Corporate Bond Fund	2,745	30	(2,021)	(175)	150	729	30	0
PIMCO Emerging Markets Currency Fund	102,512	30,745	(5,387)	(583)	(569)	126,718	1,668	0
PIMCO EqS® Long/Short Fund	5,477	0	(3,164)	520	(391)	2,442	0	0
PIMCO EqS Pathfinder Fund®	15,185	0	(16,245)	834	226	0	0	0
PIMCO Floating Income Fund	704	2,757	(95)	(1)	38	3,403	71	0
PIMCO Foreign Bond Fund (Unhedged)	3,564	26	(230)	(28)	(167)	3,165	27	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	916	0	0	0	(38)	878	13	0
PIMCO Global Advantage® Strategy Bond Fund	534	7,366	0	0	(166)	7,734	40	0
PIMCO Global Dividend Fund	74	0	(77)	(15)	18	0	0	0
PIMCO Government Money Market Fund	7,896	214,239	(219,439)	0	0	2,696	0	0
PIMCO High Yield Fund	32,796	13,824	(16,903)	(572)	548	29,693	952	0
PIMCO High Yield Spectrum Fund	33,104	1,192	(1,133)	(46)	(149)	32,968	1,013	0
PIMCO Income Fund	72,040	1,766	(12,025)	916	(744)	61,953	1,766	0
PIMCO Investment Grade Corporate Bond Fund	27,213	382	(9,119)	(21)	(31)	18,424	382	0
PIMCO Long Duration Total Return Fund	21,510	2,731	(14,739)	684	(918)	9,268	251	0

18	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Underlying PIMCO Funds	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Long-Term Credit Fund	$19,634	$2,116	$(16,108)	$2,427	$(2,332)	$5,737	$247	$0
PIMCO Long-Term U.S. Government Fund	44,542	133	(45,517)	4,607	(3,737)	28	132	0
PIMCO Low Duration Fund	18,468	70,587	(75,777)	(35)	50	13,293	106	0
PIMCO Low Duration Active Exchange-Traded Fund	2,621	0	(1)	0	33	2,653	16	0
PIMCO Mortgage Opportunities Fund	6,897	104	(181)	1	30	6,851	104	0
PIMCO RAE Fundamental Advantage PLUS Fund	55,301	2,501	(17,342)	(1,251)	(291)	38,918	655	0
PIMCO RAE Fundamental PLUS Fund	6,643	70	(4,374)	(451)	356	2,244	31	0
PIMCO RAE Fundamental PLUS EMG Fund	47,345	5,273	(3,331)	101	(105)	49,283	0	0
PIMCO RAE Fundamental PLUS International Fund	35,479	207	(19,400)	(4,196)	4,538	16,628	207	0
PIMCO RAE Fundamental PLUS Small Fund	8,458	277	(4,737)	446	(379)	4,065	43	0
PIMCO RAE Low Volatility PLUS Fund	30,454	18	(11,994)	(165)	(348)	17,965	19	0
PIMCO RAE Low Volatility PLUS EMG Fund	88,954	9,678	(6,140)	(475)	56	92,073	453	0
PIMCO RAE Low Volatility PLUS International Fund	47,572	518	(7,013)	18	1,999	43,094	519	0
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	42,390	5,033	(6,436)	(437)	(613)	39,937	309	0
PIMCO RAE Worldwide Long/Short PLUS Fund	34,839	45,530	(417)	(15)	(1,688)	78,249	672	0
PIMCO Real Return Fund	16,348	73	(3,070)	(156)	114	13,309	73	0
PIMCO Real Return Asset Fund	15,235	58,888	(3,719)	(47)	(2,728)	67,629	287	0
PIMCO RealEstateRealReturn Strategy Fund	32,520	569	(11,866)	(1,397)	747	20,573	568	0
PIMCO Senior Floating Rate Fund	24,361	7,684	(5,503)	(26)	67	26,583	550	0
PIMCO Short-Term Fund	4	0	(4)	0	0	0	0	0
PIMCO Short-Term Floating NAV Portfolio*	2,002	0	(2,003)	0	1	0	1	0
PIMCO Short-Term Floating NAV Portfolio III	0	6,300	(6,199)	0	0	101	0	0
PIMCO StocksPLUS® Fund	0	0	0	0	0	0	0	0
PIMCO StocksPLUS® Absolute Return Fund	56	0	(58)	20	(18)	0	0	0
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	88	0	(96)	25	(17)	0	0	0
PIMCO StocksPLUS® International Fund (Unhedged)	17	1	(18)	5	(4)	1	0	0
PIMCO StocksPLUS® Small Fund	74	0	(77)	3	0	0	0	0
PIMCO Total Return Fund	20,143	3,903	(9,754)	(30)	70	14,332	141	0
PIMCO TRENDS Managed Futures Strategy Fund	2,331	47	0	0	(154)	2,224	47	0
PIMCO Unconstrained Bond Fund	26,521	4,231	(5,772)	19	(98)	24,901	278	0
Totals	$1,148,164	$510,561	$(608,312)	$(9,309)	$(4,509)	$1,036,595	$14,685	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.
*	Effective July 1, 2015, the Portfolio was liquidated.

5. PRINCIPAL RISKS

In the normal course of business, the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the

Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The net asset value of the Portfolio will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary. Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

SEMIANNUAL REPORT	JUNE 30, 2015	19

Notes to Financial Statements (Cont.)

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Underlying PIMCO Funds’) investments in financial derivatives and other financial instruments expose the Portfolio (or Underlying PIMCO Funds) to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio (or Underlying PIMCO Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio (or Underlying PIMCO Funds) may lose money if these changes are not anticipated by Portfolio management. The Portfolio (or Underlying PIMCO Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio (or Underlying PIMCO Funds) to lose value. If the Portfolio (or Underlying PIMCO Funds) lost enough value, the Portfolio (or Underlying PIMCO

Funds) could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio (or Underlying PIMCO Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s (or Underlying PIMCO Funds’) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio (or Underlying PIMCO Funds) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio (or Underlying PIMCO Funds) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Underlying PIMCO Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency

20	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

of the Portfolio (or Underlying PIMCO Funds), or, in the case of hedging positions, that the Portfolio’s (or Underlying PIMCO Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Underlying PIMCO Funds’) investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s (or Underlying PIMCO Funds’) investments in commodity-linked financial derivative instruments may subject the Portfolio (or Underlying PIMCO Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio (or Underlying PIMCO Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio (or Underlying PIMCO Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio (or Underlying PIMCO Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio (or Underlying PIMCO Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio (or Underlying PIMCO Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio (or Underlying PIMCO Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio (or Underlying PIMCO Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio (or Underlying PIMCO Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio (or Underlying PIMCO Funds). The Portfolio (or Underlying PIMCO Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio (or Underlying PIMCO Funds) subsequently decreases, the Portfolio (or Underlying PIMCO Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio (or Underlying PIMCO Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

SEMIANNUAL REPORT	JUNE 30, 2015	21

Notes to Financial Statements (Cont.)

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares or, as applicable, Class M shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2016, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amount to PIMCO at June 30, 2015 was $4,896,699.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made

SEMIANNUAL REPORT	JUNE 30, 2015	23

Notes to Financial Statements (Cont.)

against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$290,018	$380,668

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	175	$1,829	319	$3,572
Class M	386	4,134	1,010	11,426
Administrative Class	2,544	26,606	7,069	78,861
Advisor Class	602	6,347	3,181	35,664
Issued as reinvestment of distributions
Institutional Class	8	83	49	532
Class M	56	584	409	4,463
Administrative Class	576	5,937	3,788	40,708
Advisor Class	230	2,398	1,686	18,298
Cost of shares redeemed
Institutional Class	(243)	(2,554)	(360)	(3,990)
Class M	(1,043)	(11,119)	(2,761)	(31,154)
Administrative Class	(8,274)	(86,503)	(16,937)	(187,452)
Advisor Class	(4,644)	(49,045)	(10,475)	(116,569)
Net increase (decrease) resulting from Portfolio share transactions	(9,627)	$(101,303)	(13,022)	$(145,641)

As of June 30, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 61% of the Portfolio. One shareholder is a related party and comprises 46% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

11. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012,

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

12. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio, through the Underlying PIMCO Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s indirect investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus. If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

June 30, 2015 (Unaudited)

As of June 30, 2015 the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$1,107,373	$18,339	$(87,947)	$(69,608)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

26	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SSB	State Street Bank and Trust Co.

Currency Abbreviations:
USD (or $)	United States Dollar

SEMIANNUAL REPORT	JUNE 30, 2015	27

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

28	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT07SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO All Asset All Authority Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO All Asset All Authority Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”).

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

Among the principal risks of investing in the Portfolio are allocation risk, fund of funds risk, issuer non-diversification risk and leveraging risk. The Portfolio also is indirectly subject to the risks of the Underlying PIMCO Funds, which may include, but are not limited to, the following: interest rate risk, call risk, market trading risk, municipal project-specific risk, municipal bond risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, model risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on an Underlying PIMCO Fund. For example, a small investment in a derivative instrument may have a significant impact on an Underlying PIMCO Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain in the Underlying PIMCO Fund, which translates into heightened volatility in the Portfolio. An Underlying PIMCO Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Underlying PIMCO Fund may invest a significant portion of its assets in these types of instruments. If it does, the Underlying PIMCO Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. An Underlying PIMCO Fund’s investment in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if an Underlying PIMCO Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities

4	PIMCO VARIABLE INSURANCE TRUST

represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio (or Underlying PIMCO Fund) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

SEMIANNUAL REPORT	JUNE 30, 2015	5

Important Information About the Portfolio (Cont.)

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO All Asset All Authority Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

PIMCO StocksPLUS® Short Fund	13.4%
PIMCO Emerging Markets Currency Fund	8.8%
PIMCO Emerging Local Bond Fund	7.6%
PIMCO RAE Low Volatility PLUS EMG Fund	7.1%
PIMCO RAE Worldwide Long/Short PLUS Fund	5.7%
PIMCO Income Fund	5.7%
Other	51.7%
†	% of Investments, at value as of 06/30/15

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	Class Inception (04/30/2014)
PIMCO All Asset All Authority Portfolio Administrative Class	-0.99%	-9.14%	-5.70%
S&P 500 Index±	1.23%	7.42%	10.38%
Consumer Price Index + 650 Basis Points±±	3.82%	6.68%	7.06%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 2.11% for Administrative Class shares.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

±± Consumer Price Index + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The CPI is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$990.10	$1,015.93
Expenses Paid During Period†	$8.69	$8.80
Net Annualized Expense Ratio††	1.77%	1.77%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 7 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO All Asset All Authority Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”). The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. The Portfolio may invest in Underlying PIMCO Funds at the discretion of PIMCO and without shareholder approval.

Portfolio Insights

»

Allocations to credit strategies, primarily through the PIMCO High Yield Fund, the PIMCO High Yield Spectrum Fund and the PIMCO Senior Floating Rate Fund, benefited performance as these Underlying PIMCO Funds posted positive performance during the reporting period.

»

Exposure to developed ex-U.S. equities, primarily through the PIMCO Fundamental PLUS International Fund and the PIMCO Low Volatility PLUS International Fund, benefited performance as these Underlying PIMCO Funds posted positive performance during the reporting period.

»	Exposure to the PIMCO Income Fund added to performance as this Underlying PIMCO Fund gained value during the reporting period.

»

Holdings of U.S. Treasury Inflation-Protected Securities (“TIPS”), primarily through the PIMCO Real Return Asset Fund, detracted from performance as this Underlying PIMCO Fund posted negative returns during the reporting period.

»	Exposure to emerging markets bonds through the PIMCO Emerging Local Bond Fund detracted from performance as this Underlying PIMCO Fund posted negative returns during the reporting period.

»

Allocations to the PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and the PIMCO RAE Fundamental Advantage PLUS Fund detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

»	Short exposure to the S&P 500 Index, achieved through the PIMCO StocksPLUS® Short Fund, detracted from performance as this Underlying PIMCO Fund posted negative returns during the reporting period.

SEMIANNUAL REPORT	JUNE 30, 2015	7

Financial Highlights PIMCO All Asset All Authority Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+		04/30/2014-12/31/2014

Administrative Class
Net asset value beginning of year or period	$9.02		$10.00
Net investment income (a)	0.09		0.44
Net realized/unrealized (loss)	(0.18)		(1.00)
Total from Investment Operations	(0.09)		(0.56)
Dividends from net investment income	(0.08)		(0.41)
Distributions from net realized capital gains	0.00		(0.01)
Total distributions	(0.08)		(0.42)
Net asset value end of year or period	$8.85		$9.02
Total return	(0.99)%		(5.70)%
Net assets end of year or period (000s)	$5,638		$7,338
Ratio of expenses to average net assets	1.77	%(b)*	0.96	%(b)*
Ratio of expenses to average net assets excluding waivers	1.87	%(b)*	1.30	%(b)*
Ratio of expenses to average net assets excluding interest expense	0.50	%*	0.52	%*
Ratio of expenses to average net assets excluding interest expense and waivers	0.60	%*	0.86	%*
Ratio of net investment income to average net assets	2.00	%*	6.61	%*
Portfolio turnover rate	43%		117%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Ratio of expenses to average net assets includes lines of credit expenses.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Assets and Liabilities PIMCO All Asset All Authority Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in Affiliates	$15,656
Cash	7
Receivable for Portfolio shares sold	1
Dividends receivable from Affiliates	25
Reimbursement receivable from PIMCO	1
Total Assets	15,690

Liabilities:
Borrowings & Other Financing Transactions
Payable for line of credit	$4,601
Payable for investments in Affiliates purchased	32
Payable for Portfolio shares redeemed	12
Accrued investment advisory fees	2
Accrued supervisory and administrative fees	2
Accrued distribution fees	2
Total Liabilities	4,651

Net Assets	$11,039

Net Assets Consist of:
Paid in capital	$12,471
Undistributed net investment income	27
Accumulated undistributed net realized (loss)	(601)
Net unrealized (depreciation)	(858)
$11,039

Net Assets:
Institutional Class	$873
Administrative Class	5,638
Advisor Class	4,528

Shares Issued and Outstanding:
Institutional Class	99
Administrative Class	637
Advisor Class	512

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$8.85
Administrative Class	8.85
Advisor Class	8.84

Cost of Investments in Affiliates	$16,515

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statement of Operations PIMCO All Asset All Authority Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Dividends from Investments in Affiliates	$243
Total Income	243

Expenses:
Investment advisory fees	12
Supervisory and administrative fees	16
Servicing fees - Administrative Class	6
Distribution and/or servicing fees - Advisor Class	5
Interest expense	78
Total Expenses	117
Waiver and/or Reimbursement by PIMCO	(6)
Net Expenses	111

Net Investment Income	132

Net Realized (Loss):
Investments in Affiliates	(480)

Net Realized (Loss)	(480)

Net Change in Unrealized Appreciation:
Investments in Affiliates	264

Net Change in Unrealized Appreciation	264

Net (Decrease) in Net Assets Resulting from Operations	$(84)

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statements of Changes in Net Assets PIMCO All Asset All Authority Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Period from April 30, 2014 to December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$132	$368
Net realized (loss)	(480)	(18)
Net change in unrealized appreciation (depreciation)	264	(1,122)

Net (Decrease) in Net Assets Resulting from Operations	(84)	(772)

Distributions to Shareholders:
From net investment income
Institutional Class	(9)	(24)
Administrative Class	(56)	(301)
Advisor Class	(40)	(140)
From net realized capital gains
Institutional Class	0	0
Administrative Class	0	(4)
Advisor Class	0	(2)

Total Distributions	(105)	(471)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(281)	12,752

Total Increase (Decrease) in Net Assets	(470)	11,509

Net Assets:
Beginning of period	11,509	0
End of period*	$11,039	$11,509

* Including undistributed net investment income of:	$27	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 11 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Statement of Cash Flows PIMCO All Asset All Authority Portfolio

(Unaudited)

(Amounts in thousands†)	Six Months Ended June 30, 2015

Cash Flows (Used for) Operating Activities:

Net (decrease) in net assets resulting from operations	$(84)

Adjustments to Reconcile Net (Decrease) in Net Assets from Operations to Net Cash (Used for) Operating Activities:
Purchases of long-term securities	(7,276)
Proceeds from sales of long-term securities	7,496
Proceeds from sales of short-term portfolio investments, net	1
Decrease in receivable for investments in Affiliates sold	197
Decrease in dividends receivable from Affiliates	1
(Decrease) in payable for investments in Affiliates purchased	(743)
(Decrease) in accrued distribution fee	(102)
Net Realized Loss
Investments in Affiliates	480
Net Change in Unrealized (Appreciation)
Investments in Affiliates	(264)

Net Cash (Used for) Operating Activities	(294)

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	3,076
Payments on shares redeemed	(3,449)
Cash dividend paid*	0

Net Cash (Used for) Financing Activities	(373)

Net (Decrease) in Cash and Foreign Currency	(667)

Cash and Foreign Currency:
Beginning of period	674
End of period	$7

* Reinvestment of distributions	$105

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$80

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO All Asset All Authority Portfolio

June 30, 2015 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 141.8%

MUTUAL FUNDS (a) 141.8%
PIMCO CommoditiesPLUS® Strategy Fund	43,879	$337
PIMCO CommodityRealReturn Strategy Fund®	58,033	255
PIMCO Credit Absolute Return Fund	9,406	94
PIMCO Diversified Income Fund	3,380	36
PIMCO Emerging Local Bond Fund	153,847	1,197
PIMCO Emerging Markets Bond Fund	7,028	72
PIMCO Emerging Markets Corporate Bond Fund	2,198	23
PIMCO Emerging Markets Currency Fund	150,180	1,376
PIMCO EqS Pathfinder Fund®	189	2
PIMCO EqS® Long/Short Fund	5,841	70
PIMCO Floating Income Fund	3,893	32
PIMCO Foreign Bond Fund (Unhedged)	6,128	57
PIMCO Global Advantage® Strategy Bond Fund	8,829	90
PIMCO High Yield Fund	37,617	342
PIMCO High Yield Spectrum Fund	53,053	530

	SHARES	MARKET VALUE (000S)
PIMCO Income Fund	71,765	$887
PIMCO Investment Grade Corporate Bond Fund	22,493	235
PIMCO Long Duration Total Return Fund	10,440	118
PIMCO Long-Term Credit Fund	7,029	86
PIMCO Long-Term U.S. Government Fund	186	2
PIMCO Low Duration Fund	35,241	353
PIMCO Mortgage Opportunities Fund	7,479	83
PIMCO RAE Fundamental Advantage PLUS Fund	130,113	461
PIMCO RAE Fundamental PLUS EMG Fund	70,676	672
PIMCO RAE Fundamental PLUS Fund	9,327	60
PIMCO RAE Fundamental PLUS International Fund	29,664	265
PIMCO RAE Fundamental PLUS Small Fund	7,399	91
PIMCO RAE Low Volatility PLUS EMG Fund	115,132	1,114
PIMCO RAE Low Volatility PLUS Fund	26,364	279
PIMCO RAE Low Volatility PLUS International Fund	69,375	701

	SHARES	MARKET VALUE (000S)
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	47,058	$438
PIMCO RAE Worldwide Long/Short PLUS Fund	93,387	898
PIMCO Real Return Asset Fund	87,883	710
PIMCO Real Return Fund	16,217	176
PIMCO RealEstateRealReturn Strategy Fund	71,427	263
PIMCO Senior Floating Rate Fund	59,749	598
PIMCO StocksPLUS® Short Fund	907,719	2,097
PIMCO Total Return Fund	18,598	197
PIMCO TRENDS Managed Futures Strategy Fund	3,382	34
PIMCO Unconstrained Bond Fund	29,139	325

Total Mutual Funds (Cost $16,515)		15,656

Total Investments in Affiliates (Cost $16,515)		15,656

Total Investments 141.8% (Cost $16,515)		$15,656

Other Assets and Liabilities, net (41.8%)		(4,617)

Net Assets 100.0%		$11,039

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Affiliates, at Value
Mutual Funds	$15,656	$0	$0	$15,656

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Notes to Financial Statements

1. ORGANIZATION

The PIMCO All Asset All Authority Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio may invest substantially all of their assets in Institutional Class, or as applicable, Class M shares of any funds of the Trust or PIMCO Equity Series, except other fund of funds, or shares of any actively-managed funds of the PIMCO ETF Trust (the “Underlying PIMCO Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s investments in the Short Strategy Underlying PIMCO Funds, which seek to gain a negative exposure to an asset class such as equities or commodities, normally will not exceed 20% of its total assets. The Portfolio’s combined investments in the Domestic Equity-Related Underlying PIMCO Funds will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in Inflation-Related Underlying PIMCO Funds, which seek to gain exposure to an asset class such as U.S. Treasury Inflation-Protected Securities (“TIPS”), commodities, or real estate, normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. Such data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the asset class exposures represented by the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets. While these analyses are performed daily, material shifts in asset class exposures typically take place over longer periods of time. The Portfolio is nondiversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from Underlying PIMCO Funds are recorded as dividend income. Long-term capital gain distributions received from Underlying PIMCO Funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated

14	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or a line of credit, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards

Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio and Underlying PIMCO Fund shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or an Underlying PIMCO Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

The assets of the Portfolio consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Portfolio’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing

SEMIANNUAL REPORT	JUNE 30, 2015	15

Notes to Financial Statements (Cont.)

data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of an Underlying PIMCO Fund’s assets that are invested in one or more open-end management investment companies, the Underlying PIMCO Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio invests in Underlying PIMCO Funds that hold foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s

16	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When an Underlying PIMCO Fund uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances substantially all of its assets in Institutional Class, or as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of

SEMIANNUAL REPORT	JUNE 30, 2015	17

Notes to Financial Statements (Cont.)

the PIMCO ETF Trust, an affiliated investment company. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Underlying PIMCO Funds or Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO CommoditiesPLUS® Strategy Fund	$518	$50	$(232)	$(100)	$101	$337	$2	$0
PIMCO CommodityRealReturn Strategy Fund®	362	113	(213)	(68)	61	255	3	0
PIMCO Credit Absolute Return Fund	124	8	(39)	(3)	4	94	1	0
PIMCO Diversified Income Fund	9	43	(15)	(1)	0	36	0	0
PIMCO Emerging Local Bond Fund	1,188	356	(262)	(49)	(36)	1,197	32	0
PIMCO Emerging Markets Bond Fund	157	22	(106)	(9)	8	72	2	0
PIMCO Emerging Markets Corporate Bond Fund	62	0	(39)	(3)	3	23	1	0
PIMCO Emerging Markets Currency Fund	1,134	577	(330)	(32)	27	1,376	19	0
PIMCO EqS® Emerging Markets Fund	0	0	0	0	0	0	0	0
PIMCO EqS® Long/Short Fund	68	13	(13)	0	2	70	0	0
PIMCO EqS Pathfinder Fund®	124	20	(155)	(19)	32	2	0	0
PIMCO Floating Income Fund	11	25	(4)	0	0	32	1	0
PIMCO Foreign Bond Fund (Unhedged)	40	20	0	0	(3)	57	0	0
PIMCO Global Advantage® Strategy Bond Fund	4	98	(10)	0	(2)	90	0	0
PIMCO High Yield Fund	368	101	(125)	(5)	3	342	11	0
PIMCO High Yield Spectrum Fund	455	162	(85)	(7)	5	530	17	0
PIMCO Income Fund	1,016	107	(240)	(5)	9	887	27	0
PIMCO Investment Grade Corporate Bond Fund	223	65	(50)	(1)	(2)	235	5	0
PIMCO Long Duration Total Return Fund	173	104	(155)	7	(11)	118	2	0
PIMCO Long-Term Credit Fund	155	85	(153)	8	(9)	86	2	0
PIMCO Long-Term U.S. Government Fund	391	1	(396)	40	(34)	2	1	0
PIMCO Low Duration Fund	100	2,071	(1,816)	(2)	0	353	3	0
PIMCO Mortgage Opportunities Fund	90	32	(39)	0	0	83	2	0
PIMCO RAE Fundamental Advantage PLUS Fund	667	204	(392)	(26)	8	461	8	0
PIMCO RAE Fundamental PLUS Fund	72	12	(22)	(3)	1	60	1	0
PIMCO RAE Fundamental PLUS EMG Fund	715	117	(166)	(14)	20	672	0	0
PIMCO RAE Fundamental PLUS International Fund	345	51	(144)	(47)	60	265	3	0
PIMCO RAE Fundamental PLUS Small Fund	87	21	(19)	0	2	91	1	0
PIMCO RAE Low Volatility PLUS Fund	365	53	(132)	(2)	(5)	279	0	0
PIMCO RAE Low Volatility PLUS EMG Fund	1,163	204	(255)	(19)	21	1,114	5	0
PIMCO RAE Low Volatility PLUS International Fund	704	119	(161)	0	39	701	8	0
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	650	42	(241)	(14)	1	438	4	0
PIMCO RAE Worldwide Long/Short PLUS Fund	556	535	(181)	1	(13)	898	8	0
PIMCO Real Return Fund	226	41	(90)	(5)	4	176	1	0
PIMCO Real Return Asset Fund	142	736	(134)	(5)	(29)	710	3	0
PIMCO RealEstateRealReturn Strategy Fund	363	56	(142)	(24)	10	263	7	0
PIMCO Senior Floating Rate Fund	677	193	(274)	(3)	5	598	14	0
PIMCO Short-Term Floating NAV Portfolio*	1	0	(1)	0	0	0	0	0
PIMCO StocksPLUS® Short Fund	1,940	709	(469)	(68)	(15)	2,097	42	0
PIMCO Total Return Fund	243	49	(94)	(1)	0	197	2	0
PIMCO TRENDS Managed Futures Strategy Fund	33	7	(3)	0	(3)	34	1	0
PIMCO Unconstrained Bond Fund	372	53	(99)	(1)	0	325	4	0
Totals	$16,093	$7,275	$(7,496)	$(480)	$264	$15,656	$243	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.
*	Effective July 1, 2015, the Portfolio was liquidated.

18	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 6 Principal Risks.

(a) Line of Credit  Consistent with its principal investment strategies, the Portfolio has entered into a secured credit agreement with State Street Bank & Trust Company and other commercial banks for investment purposes subject to the limitations of the 1940 Act. State

Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. As of June 30, 2015, the agreement comprises revolving tranches.

With respect to the revolving tranches, there is a maximum available commitment amount equal to $10,000,000. Borrowings under this agreement bear interest at a rate equal to the cost of funding. Borrowings outstanding as of June 30, 2015, are disclosed as payable for line of credit on the Statement of Assets and Liabilities. As of June 30, 2015, the Portfolio was paying an average weighted rate of interest of 1.0875%. Program facility, upfront and interest fees paid by the Portfolio in relation to the borrowings are included in interest expense in the Statement of Operations. All of the Portfolio’s securities are pledged as collateral under the agreement.

The Portfolio’s borrowing activity under the agreement for the period ended June 30, 2015, was as follows (amounts in thousands):

Average Outstanding Principal	Average Available Commitment	Interest	Program Facility, Upfront and Interest Fees	Oustanding Principal as of 06/30/2015
$5,037	$10,000	$78	$5	$4,600

6. PRINCIPAL RISKS

In the normal course of business, the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The net asset value of the Portfolio will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary. Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Underlying PIMCO Funds’) investments in financial derivatives and other financial instruments expose the Portfolio (or Underlying PIMCO Funds) to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio (or Underlying PIMCO Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio (or Underlying PIMCO Funds) may lose money if these changes are not anticipated by Portfolio management. The Portfolio (or Underlying PIMCO Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

SEMIANNUAL REPORT	JUNE 30, 2015	19

Notes to Financial Statements (Cont.)

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio (or Underlying PIMCO Funds) to lose value. If the Portfolio (or Underlying PIMCO Funds) lost enough value, the Portfolio (or Underlying PIMCO Funds) could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio (or Underlying PIMCO Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s (or Underlying PIMCO Funds’) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio (or Underlying PIMCO Funds) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio (or Underlying PIMCO Funds) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Underlying PIMCO Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Underlying PIMCO Funds), or, in the case of hedging positions, that the Portfolio’s (or Underlying PIMCO Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Underlying PIMCO Funds’) investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

20	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

The Portfolio’s (or Underlying PIMCO Funds’) investments in commodity-linked financial derivative instruments may subject the Portfolio (or Underlying PIMCO Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio (or Underlying PIMCO Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio (or Underlying PIMCO Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio (or Underlying PIMCO Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio (or Underlying PIMCO Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio (or Underlying PIMCO Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio (or Underlying PIMCO Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio (or Underlying PIMCO Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio (or Underlying PIMCO Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio (or Underlying PIMCO Funds). The Portfolio (or Underlying PIMCO Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio (or Underlying PIMCO Funds) subsequently decreases, the Portfolio (or Underlying PIMCO Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio (or Underlying PIMCO Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation,

SEMIANNUAL REPORT	JUNE 30, 2015	21

Notes to Financial Statements (Cont.)

income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.20%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust,

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of June 30, 2015, the remaining recoverable amount to PIMCO was $20,041.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares or, as applicable, Class M shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2016, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amount to PIMCO at June 30, 2015 was $9,470.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

SEMIANNUAL REPORT	JUNE 30, 2015	23

Notes to Financial Statements (Cont.)

June 30, 2015 (Unaudited)

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$7,276	$7,496

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2015		Period from 04/30/2014-12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	35	$321	63	$631
Administrative Class	153	1,385	942	9,430
Advisor Class	151	1,368	418	4,179
Issued as reinvestment of distributions
Institutional Class	1	9	3	24
Administrative Class	6	56	33	305
Advisor Class	5	40	16	142
Cost of shares redeemed
Institutional Class	(2)	(21)	(1)	(10)
Administrative Class	(335)	(3,062)	(162)	(1,596)
Advisor Class	(42)	(377)	(36)	(353)
Net increase (decrease) resulting from Portfolio share transactions	(28)	$(281)	1,276	$12,752

As of June 30, 2015, four shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 89% of the Portfolio. One shareholder is a related party and comprises 25% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

12. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

13. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015 the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014 no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio, through the Underlying PIMCO Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index- linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s indirect investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus. If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$16,768	$5	$(1,117)	$(1,112)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	25

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

26	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT01SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO All Asset All Authority Portfolio

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO All Asset All Authority Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”).

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

Among the principal risks of investing in the Portfolio are allocation risk, fund of funds risk, issuer non-diversification risk and leveraging risk. The Portfolio also is indirectly subject to the risks of the Underlying PIMCO Funds, which may include, but are not limited to, the following: interest rate risk, call risk, market trading risk, municipal project-specific risk, municipal bond risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, model risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on an Underlying PIMCO Fund. For example, a small investment in a derivative instrument may have a significant impact on an Underlying PIMCO Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain in the Underlying PIMCO Fund, which translates into heightened volatility in the Portfolio. An Underlying PIMCO Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Underlying PIMCO Fund may invest a significant portion of its assets in these types of instruments. If it does, the Underlying PIMCO Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. An Underlying PIMCO Fund’s investment in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if an Underlying PIMCO Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities

4	PIMCO VARIABLE INSURANCE TRUST

represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio (or Underlying PIMCO Fund) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

SEMIANNUAL REPORT	JUNE 30, 2015	5

Important Information About the Portfolio (Cont.)

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO All Asset All Authority Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown†

PIMCO StocksPLUS® Short Fund	13.4%
PIMCO Emerging Markets Currency Fund	8.8%
PIMCO Emerging Local Bond Fund	7.6%
PIMCO RAE Low Volatility PLUS EMG Fund	7.1%
PIMCO RAE Worldwide Long/Short PLUS Fund	5.7%
PIMCO Income Fund	5.7%
Other	51.7%
†	% of Investments, at value as of 06/30/15

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	Class Inception (04/30/2014)
PIMCO All Asset All Authority Portfolio Institutional Class	-0.88%	-8.93%	-5.51%
S&P 500 Index±	1.23%	7.42%	10.38%
Consumer Price Index + 650 Basis Points±±	3.82%	6.68%	7.06%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.96% for Institutional Class shares.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

±± CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$991.20	$1,016.67
Expenses Paid During Period†	$7.95	$8.06
Net Annualized Expense Ratio††	1.62%	1.62%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 7 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO All Asset All Authority Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”). The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. The Portfolio may invest in Underlying PIMCO Funds at the discretion of PIMCO and without shareholder approval.

Portfolio Insights

»

Allocations to credit strategies, primarily through the PIMCO High Yield Fund, the PIMCO High Yield Spectrum Fund and the PIMCO Senior Floating Rate Fund, benefited performance as these Underlying PIMCO Funds posted positive performance during the reporting period.

»

Exposure to developed ex-U.S. equities, primarily through the PIMCO Fundamental PLUS International Fund and the PIMCO Low Volatility PLUS International Fund, benefited performance as these Underlying PIMCO Funds posted positive performance during the reporting period.

»	Exposure to the PIMCO Income Fund added to performance as this Underlying PIMCO Fund gained value during the reporting period.

»

Holdings of U.S. Treasury Inflation-Protected Securities (“TIPS”), primarily through the PIMCO Real Return Asset Fund, detracted from performance as this Underlying PIMCO Fund posted negative returns during the reporting period.

»	Exposure to emerging markets bonds through the PIMCO Emerging Local Bond Fund detracted from performance as this Underlying PIMCO Fund posted negative returns during the reporting period.

»

Allocations to the PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and the PIMCO RAE Fundamental Advantage PLUS Fund detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

»	Short exposure to the S&P 500 Index, achieved through the PIMCO StocksPLUS® Short Fund, detracted from performance as this Underlying PIMCO Fund posted negative returns during the reporting period.

SEMIANNUAL REPORT	JUNE 30, 2015	7

Financial Highlights PIMCO All Asset All Authority Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+		04/30/2014-12/31/2014

Institutional Class
Net asset value beginning of year or period	$9.02		$10.00
Net investment income (a)	0.12		0.64
Net realized/unrealized (loss)	(0.20)		(1.19)
Total from Investment Operations	(0.08)		(0.55)
Dividends from net investment income	(0.09)		(0.42)
Distributions from net realized capital gains	0.00		(0.01)
Total distributions	(0.09)		(0.43)
Net asset value end of year or period	$8.85		$9.02
Total return	(0.88)%		(5.57)%
Net assets end of year or period (000s)	$873		$583
Ratio of expenses to average net assets	1.62	%(b)*	0.81	%(b)*
Ratio of expenses to average net assets excluding waivers	1.72	%(b)*	1.15	%(b)*
Ratio of expenses to average net assets excluding interest expense	0.35	%*	0.37	%*
Ratio of expenses to average net assets excluding interest expense and waivers	0.45	%*	0.71	%*
Ratio of net investment income to average net assets	2.58	%*	9.79	%*
Portfolio turnover rate	43%		117%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Ratio of expenses to average net assets includes lines of credit expenses.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Assets and Liabilities PIMCO All Asset All Authority Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in Affiliates	$15,656
Cash	7
Receivable for Portfolio shares sold	1
Dividends receivable from Affiliates	25
Reimbursement receivable from PIMCO	1
Total Assets	15,690

Liabilities:
Borrowings & Other Financing Transactions
Payable for line of credit	$4,601
Payable for investments in Affiliates purchased	32
Payable for Portfolio shares redeemed	12
Accrued investment advisory fees	2
Accrued supervisory and administrative fees	2
Accrued distribution fees	2
Total Liabilities	4,651

Net Assets	$11,039

Net Assets Consist of:
Paid in capital	$12,471
Undistributed net investment income	27
Accumulated undistributed net realized (loss)	(601)
Net unrealized (depreciation)	(858)
$11,039

Net Assets:
Institutional Class	$873
Administrative Class	5,638
Advisor Class	4,528

Shares Issued and Outstanding:
Institutional Class	99
Administrative Class	637
Advisor Class	512

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$8.85
Administrative Class	8.85
Advisor Class	8.84

Cost of Investments in Affiliates	$16,515

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statement of Operations PIMCO All Asset All Authority Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Dividends from Investments in Affiliates	$243
Total Income	243

Expenses:
Investment advisory fees	12
Supervisory and administrative fees	16
Servicing fees - Administrative Class	6
Distribution and/or servicing fees - Advisor Class	5
Interest expense	78
Total Expenses	117
Waiver and/or Reimbursement by PIMCO	(6)
Net Expenses	111

Net Investment Income	132

Net Realized (Loss):
Investments in Affiliates	(480)

Net Realized (Loss)	(480)

Net Change in Unrealized Appreciation:
Investments in Affiliates	264

Net Change in Unrealized Appreciation	264

Net (Decrease) in Net Assets Resulting from Operations	$(84)

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statements of Changes in Net Assets PIMCO All Asset All Authority Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Period from April 30, 2014 to December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$132	$368
Net realized (loss)	(480)	(18)
Net change in unrealized appreciation (depreciation)	264	(1,122)

Net (Decrease) in Net Assets Resulting from Operations	(84)	(772)

Distributions to Shareholders:
From net investment income
Institutional Class	(9)	(24)
Administrative Class	(56)	(301)
Advisor Class	(40)	(140)
From net realized capital gains
Institutional Class	0	0
Administrative Class	0	(4)
Advisor Class	0	(2)

Total Distributions	(105)	(471)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(281)	12,752

Total Increase (Decrease) in Net Assets	(470)	11,509

Net Assets:
Beginning of period	11,509	0
End of period*	$11,039	$11,509

* Including undistributed net investment income of:	$27	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 11 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Statement of Cash Flows PIMCO All Asset All Authority Portfolio

(Unaudited)

(Amounts in thousands†)	Six Months Ended June 30, 2015

Cash Flows (Used for) Operating Activities:

Net (decrease) in net assets resulting from operations	$(84)

Adjustments to Reconcile Net (Decrease) in Net Assets from Operations to Net Cash (Used for) Operating Activities:
Purchases of long-term securities	(7,276)
Proceeds from sales of long-term securities	7,496
Proceeds from sales of short-term portfolio investments, net	1
Decrease in receivable for investments in Affiliates sold	197
Decrease in dividends receivable from Affiliates	1
(Decrease) in payable for investments in Affiliates purchased	(743)
(Decrease) in accrued distribution fee	(102)
Net Realized Loss
Investments in Affiliates	480
Net Change in Unrealized (Appreciation)
Investments in Affiliates	(264)

Net Cash (Used for) Operating Activities	(294)

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	3,076
Payments on shares redeemed	(3,449)
Cash dividend paid*	0

Net Cash (Used for) Financing Activities	(373)

Net (Decrease) in Cash and Foreign Currency	(667)

Cash and Foreign Currency:
Beginning of period	674
End of period	$7

* Reinvestment of distributions	$105

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$80

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO All Asset All Authority Portfolio

June 30, 2015 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 141.8%

MUTUAL FUNDS (a) 141.8%
PIMCO CommoditiesPLUS® Strategy Fund	43,879	$337
PIMCO CommodityRealReturn Strategy Fund®	58,033	255
PIMCO Credit Absolute Return Fund	9,406	94
PIMCO Diversified Income Fund	3,380	36
PIMCO Emerging Local Bond Fund	153,847	1,197
PIMCO Emerging Markets Bond Fund	7,028	72
PIMCO Emerging Markets Corporate Bond Fund	2,198	23
PIMCO Emerging Markets Currency Fund	150,180	1,376
PIMCO EqS Pathfinder Fund®	189	2
PIMCO EqS® Long/Short Fund	5,841	70
PIMCO Floating Income Fund	3,893	32
PIMCO Foreign Bond Fund (Unhedged)	6,128	57
PIMCO Global Advantage® Strategy Bond Fund	8,829	90
PIMCO High Yield Fund	37,617	342
PIMCO High Yield Spectrum Fund	53,053	530

	SHARES	MARKET VALUE (000S)
PIMCO Income Fund	71,765	$887
PIMCO Investment Grade Corporate Bond Fund	22,493	235
PIMCO Long Duration Total Return Fund	10,440	118
PIMCO Long-Term Credit Fund	7,029	86
PIMCO Long-Term U.S. Government Fund	186	2
PIMCO Low Duration Fund	35,241	353
PIMCO Mortgage Opportunities Fund	7,479	83
PIMCO RAE Fundamental Advantage PLUS Fund	130,113	461
PIMCO RAE Fundamental PLUS EMG Fund	70,676	672
PIMCO RAE Fundamental PLUS Fund	9,327	60
PIMCO RAE Fundamental PLUS International Fund	29,664	265
PIMCO RAE Fundamental PLUS Small Fund	7,399	91
PIMCO RAE Low Volatility PLUS EMG Fund	115,132	1,114
PIMCO RAE Low Volatility PLUS Fund	26,364	279
PIMCO RAE Low Volatility PLUS International Fund	69,375	701

	SHARES	MARKET VALUE (000S)
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	47,058	$438
PIMCO RAE Worldwide Long/Short PLUS Fund	93,387	898
PIMCO Real Return Asset Fund	87,883	710
PIMCO Real Return Fund	16,217	176
PIMCO RealEstateRealReturn Strategy Fund	71,427	263
PIMCO Senior Floating Rate Fund	59,749	598
PIMCO StocksPLUS® Short Fund	907,719	2,097
PIMCO Total Return Fund	18,598	197
PIMCO TRENDS Managed Futures Strategy Fund	3,382	34
PIMCO Unconstrained Bond Fund	29,139	325

Total Mutual Funds (Cost $16,515)		15,656

Total Investments in Affiliates (Cost $16,515)		15,656

Total Investments 141.8% (Cost $16,515)		$15,656

Other Assets and Liabilities, net (41.8%)		(4,617)

Net Assets 100.0%		$11,039

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Affiliates, at Value
Mutual Funds	$15,656	$0	$0	$15,656

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Notes to Financial Statements

1. ORGANIZATION

The PIMCO All Asset All Authority Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio may invest substantially all of their assets in Institutional Class, or as applicable, Class M shares of any funds of the Trust or PIMCO Equity Series, except other fund of funds, or shares of any actively-managed funds of the PIMCO ETF Trust (the “Underlying PIMCO Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s investments in the Short Strategy Underlying PIMCO Funds, which seek to gain a negative exposure to an asset class such as equities or commodities, normally will not exceed 20% of its total assets. The Portfolio’s combined investments in the Domestic Equity-Related Underlying PIMCO Funds will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in Inflation-Related Underlying PIMCO Funds, which seek to gain exposure to an asset class such as U.S. Treasury Inflation-Protected Securities (“TIPS”), commodities, or real estate, normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. Such data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the asset class exposures represented by the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets. While these analyses are performed daily, material shifts in asset class exposures typically take place over longer periods of time. The Portfolio is nondiversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from Underlying PIMCO Funds are recorded as dividend income. Long-term capital gain distributions received from Underlying PIMCO Funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated

14	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or a line of credit, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards

Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio and Underlying PIMCO Fund shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or an Underlying PIMCO Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

The assets of the Portfolio consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Portfolio’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing

SEMIANNUAL REPORT	JUNE 30, 2015	15

Notes to Financial Statements (Cont.)

data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of an Underlying PIMCO Fund’s assets that are invested in one or more open-end management investment companies, the Underlying PIMCO Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio invests in Underlying PIMCO Funds that hold foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s

16	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When an Underlying PIMCO Fund uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances substantially all of its assets in Institutional Class, or as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of

SEMIANNUAL REPORT	JUNE 30, 2015	17

Notes to Financial Statements (Cont.)

the PIMCO ETF Trust, an affiliated investment company. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Underlying PIMCO Funds or Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO CommoditiesPLUS® Strategy Fund	$518	$50	$(232)	$(100)	$101	$337	$2	$0
PIMCO CommodityRealReturn Strategy Fund®	362	113	(213)	(68)	61	255	3	0
PIMCO Credit Absolute Return Fund	124	8	(39)	(3)	4	94	1	0
PIMCO Diversified Income Fund	9	43	(15)	(1)	0	36	0	0
PIMCO Emerging Local Bond Fund	1,188	356	(262)	(49)	(36)	1,197	32	0
PIMCO Emerging Markets Bond Fund	157	22	(106)	(9)	8	72	2	0
PIMCO Emerging Markets Corporate Bond Fund	62	0	(39)	(3)	3	23	1	0
PIMCO Emerging Markets Currency Fund	1,134	577	(330)	(32)	27	1,376	19	0
PIMCO EqS® Emerging Markets Fund	0	0	0	0	0	0	0	0
PIMCO EqS® Long/Short Fund	68	13	(13)	0	2	70	0	0
PIMCO EqS Pathfinder Fund®	124	20	(155)	(19)	32	2	0	0
PIMCO Floating Income Fund	11	25	(4)	0	0	32	1	0
PIMCO Foreign Bond Fund (Unhedged)	40	20	0	0	(3)	57	0	0
PIMCO Global Advantage® Strategy Bond Fund	4	98	(10)	0	(2)	90	0	0
PIMCO High Yield Fund	368	101	(125)	(5)	3	342	11	0
PIMCO High Yield Spectrum Fund	455	162	(85)	(7)	5	530	17	0
PIMCO Income Fund	1,016	107	(240)	(5)	9	887	27	0
PIMCO Investment Grade Corporate Bond Fund	223	65	(50)	(1)	(2)	235	5	0
PIMCO Long Duration Total Return Fund	173	104	(155)	7	(11)	118	2	0
PIMCO Long-Term Credit Fund	155	85	(153)	8	(9)	86	2	0
PIMCO Long-Term U.S. Government Fund	391	1	(396)	40	(34)	2	1	0
PIMCO Low Duration Fund	100	2,071	(1,816)	(2)	0	353	3	0
PIMCO Mortgage Opportunities Fund	90	32	(39)	0	0	83	2	0
PIMCO RAE Fundamental Advantage PLUS Fund	667	204	(392)	(26)	8	461	8	0
PIMCO RAE Fundamental PLUS Fund	72	12	(22)	(3)	1	60	1	0
PIMCO RAE Fundamental PLUS EMG Fund	715	117	(166)	(14)	20	672	0	0
PIMCO RAE Fundamental PLUS International Fund	345	51	(144)	(47)	60	265	3	0
PIMCO RAE Fundamental PLUS Small Fund	87	21	(19)	0	2	91	1	0
PIMCO RAE Low Volatility PLUS Fund	365	53	(132)	(2)	(5)	279	0	0
PIMCO RAE Low Volatility PLUS EMG Fund	1,163	204	(255)	(19)	21	1,114	5	0
PIMCO RAE Low Volatility PLUS International Fund	704	119	(161)	0	39	701	8	0
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	650	42	(241)	(14)	1	438	4	0
PIMCO RAE Worldwide Long/Short PLUS Fund	556	535	(181)	1	(13)	898	8	0
PIMCO Real Return Fund	226	41	(90)	(5)	4	176	1	0
PIMCO Real Return Asset Fund	142	736	(134)	(5)	(29)	710	3	0
PIMCO RealEstateRealReturn Strategy Fund	363	56	(142)	(24)	10	263	7	0
PIMCO Senior Floating Rate Fund	677	193	(274)	(3)	5	598	14	0
PIMCO Short-Term Floating NAV Portfolio*	1	0	(1)	0	0	0	0	0
PIMCO StocksPLUS® Short Fund	1,940	709	(469)	(68)	(15)	2,097	42	0
PIMCO Total Return Fund	243	49	(94)	(1)	0	197	2	0
PIMCO TRENDS Managed Futures Strategy Fund	33	7	(3)	0	(3)	34	1	0
PIMCO Unconstrained Bond Fund	372	53	(99)	(1)	0	325	4	0
Totals	$16,093	$7,275	$(7,496)	$(480)	$264	$15,656	$243	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.
*	Effective July 1, 2015, the Portfolio was liquidated.

18	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 6 Principal Risks.

(a) Line of Credit  Consistent with its principal investment strategies, the Portfolio has entered into a secured credit agreement with State Street Bank & Trust Company and other commercial banks for investment purposes subject to the limitations of the 1940 Act. State

Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. As of June 30, 2015, the agreement comprises revolving tranches.

With respect to the revolving tranches, there is a maximum available commitment amount equal to $10,000,000. Borrowings under this agreement bear interest at a rate equal to the cost of funding. Borrowings outstanding as of June 30, 2015, are disclosed as payable for line of credit on the Statement of Assets and Liabilities. As of June 30, 2015, the Portfolio was paying an average weighted rate of interest of 1.0875%. Program facility, upfront and interest fees paid by the Portfolio in relation to the borrowings are included in interest expense in the Statement of Operations. All of the Portfolio’s securities are pledged as collateral under the agreement.

The Portfolio’s borrowing activity under the agreement for the period ended June 30, 2015, was as follows (amounts in thousands):

Average Outstanding Principal	Average Available Commitment	Interest	Program Facility, Upfront and Interest Fees	Oustanding Principal as of 06/30/2015
$5,037	$10,000	$78	$5	$4,600

6. PRINCIPAL RISKS

In the normal course of business, the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The net asset value of the Portfolio will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary. Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Underlying PIMCO Funds’) investments in financial derivatives and other financial instruments expose the Portfolio (or Underlying PIMCO Funds) to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio (or Underlying PIMCO Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio (or Underlying PIMCO Funds) may lose money if these changes are not anticipated by Portfolio management. The Portfolio (or Underlying PIMCO Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

SEMIANNUAL REPORT	JUNE 30, 2015	19

Notes to Financial Statements (Cont.)

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio (or Underlying PIMCO Funds) to lose value. If the Portfolio (or Underlying PIMCO Funds) lost enough value, the Portfolio (or Underlying PIMCO Funds) could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio (or Underlying PIMCO Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s (or Underlying PIMCO Funds’) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio (or Underlying PIMCO Funds) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio (or Underlying PIMCO Funds) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Underlying PIMCO Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Underlying PIMCO Funds), or, in the case of hedging positions, that the Portfolio’s (or Underlying PIMCO Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Underlying PIMCO Funds’) investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

20	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

The Portfolio’s (or Underlying PIMCO Funds’) investments in commodity-linked financial derivative instruments may subject the Portfolio (or Underlying PIMCO Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio (or Underlying PIMCO Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio (or Underlying PIMCO Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio (or Underlying PIMCO Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio (or Underlying PIMCO Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio (or Underlying PIMCO Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio (or Underlying PIMCO Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio (or Underlying PIMCO Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio (or Underlying PIMCO Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio (or Underlying PIMCO Funds). The Portfolio (or Underlying PIMCO Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio (or Underlying PIMCO Funds) subsequently decreases, the Portfolio (or Underlying PIMCO Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio (or Underlying PIMCO Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation,

SEMIANNUAL REPORT	JUNE 30, 2015	21

Notes to Financial Statements (Cont.)

income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.20%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust,

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of June 30, 2015, the remaining recoverable amount to PIMCO was $20,041.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares or, as applicable, Class M shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2016, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amount to PIMCO at June 30, 2015 was $9,470.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

SEMIANNUAL REPORT	JUNE 30, 2015	23

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$7,276	$7,496

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2015		Period from 04/30/2014-12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	35	$321	63	$631
Administrative Class	153	1,385	942	9,430
Advisor Class	151	1,368	418	4,179
Issued as reinvestment of distributions
Institutional Class	1	9	3	24
Administrative Class	6	56	33	305
Advisor Class	5	40	16	142
Cost of shares redeemed
Institutional Class	(2)	(21)	(1)	(10)
Administrative Class	(335)	(3,062)	(162)	(1,596)
Advisor Class	(42)	(377)	(36)	(353)
Net increase (decrease) resulting from Portfolio share transactions	(28)	$(281)	1,276	$12,752

As of June 30, 2015, four shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 89% of the Portfolio. One shareholder is a related party and comprises 25% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

12. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

13. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015 the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014 no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio, through the Underlying PIMCO Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index- linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s indirect investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus. If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$16,768	$5	$(1,117)	$(1,112)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	25

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

26	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT03SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO All Asset All Authority Portfolio

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO All Asset All Authority Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”).

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

Among the principal risks of investing in the Portfolio are allocation risk, fund of funds risk, issuer non-diversification risk and leveraging risk. The Portfolio also is indirectly subject to the risks of the Underlying PIMCO Funds, which may include, but are not limited to, the following: interest rate risk, call risk, market trading risk, municipal project-specific risk, municipal bond risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, model risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on an Underlying PIMCO Fund. For example, a small investment in a derivative instrument may have a significant impact on an Underlying PIMCO Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain in the Underlying PIMCO Fund, which translates into heightened volatility in the Portfolio. An Underlying PIMCO Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Underlying PIMCO Fund may invest a significant portion of its assets in these types of instruments. If it does, the Underlying PIMCO Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. An Underlying PIMCO Fund’s investment in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if an Underlying PIMCO Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities

4	PIMCO VARIABLE INSURANCE TRUST

represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio (or Underlying PIMCO Fund) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

SEMIANNUAL REPORT	JUNE 30, 2015	5

Important Information About the Portfolio (Cont.)

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO All Asset All Authority Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

PIMCO StocksPLUS® Short Fund	13.4%
PIMCO Emerging Markets Currency Fund	8.8%
PIMCO Emerging Local Bond Fund	7.6%
PIMCO RAE Low Volatility PLUS EMG Fund	7.1%
PIMCO RAE Worldwide Long/Short PLUS Fund	5.7%
PIMCO Income Fund	5.7%
Other	51.7%
†	% of Investments, at value as of 06/30/15

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	Class Inception (04/30/2014)
PIMCO All Asset All Authority Portfolio Advisor Class	-0.99%	-9.14%	-5.76%
S&P 500 Index±	1.23%	7.42%	10.38%
Consumer Price Index + 650 Basis Points±±	3.82%	6.68%	7.06%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 2.21% for Advisor Class shares.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

±± CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$990.10	$1,015.44
Expenses Paid During Period†	$9.18	$9.29
Net Annualized Expense Ratio††	1.87%	1.87%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 7 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO All Asset All Authority Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”). The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. The Portfolio may invest in Underlying PIMCO Funds at the discretion of PIMCO and without shareholder approval.

Portfolio Insights

»

Allocations to credit strategies, primarily through the PIMCO High Yield Fund, the PIMCO High Yield Spectrum Fund and the PIMCO Senior Floating Rate Fund, benefited performance as these Underlying PIMCO Funds posted positive performance during the reporting period.

»

Exposure to developed ex-U.S. equities, primarily through the PIMCO Fundamental PLUS International Fund and the PIMCO Low Volatility PLUS International Fund, benefited performance as these Underlying PIMCO Funds posted positive performance during the reporting period.

»	Exposure to the PIMCO Income Fund added to performance as this Underlying PIMCO Fund gained value during the reporting period.

»

Holdings of U.S. Treasury Inflation-Protected Securities (“TIPS”), primarily through the PIMCO Real Return Asset Fund, detracted from performance as this Underlying PIMCO Fund posted negative returns during the reporting period.

»	Exposure to emerging markets bonds through the PIMCO Emerging Local Bond Fund detracted from performance as this Underlying PIMCO Fund posted negative returns during the reporting period.

»

Allocations to the PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and the PIMCO RAE Fundamental Advantage PLUS Fund detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

»	Short exposure to the S&P 500 Index, achieved through the PIMCO StocksPLUS® Short Fund, detracted from performance as this Underlying PIMCO Fund posted negative returns during the reporting period.

SEMIANNUAL REPORT	JUNE 30, 2015	7

Financial Highlights PIMCO All Asset All Authority Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+		04/30/2014-12/31/2014

Advisor Class
Net asset value beginning of year or period	$9.01		$10.00
Net investment income (a)	0.10		0.56
Net realized/unrealized (loss)	(0.19)		(1.13)
Total from Investment Operations	(0.09)		(0.57)
Dividends from net investment income	(0.08)		(0.41)
Distributions from net realized capital gains	0.00		(0.01)
Total distributions	(0.08)		(0.42)
Net asset value end of year or period	$8.84		$9.01
Total return	(0.99)%		(5.76)%
Net assets end of year or period (000s)	$4,528		$3,588
Ratio of expenses to average net assets	1.87	%(b)*	1.06	%(b)*
Ratio of expenses to average net assets excluding waivers	1.97	%(b)*	1.40	%(b)*
Ratio of expenses to average net assets excluding interest expense	0.60	%*	0.62	%*
Ratio of expenses to average net assets excluding interest expense and waivers	0.70	%*	0.96	%*
Ratio of net investment income to average net assets	2.34	%*	8.48	%*
Portfolio turnover rate	43%		117%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Ratio of expenses to average net assets includes lines of credit expenses.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Assets and Liabilities PIMCO All Asset All Authority Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in Affiliates	$15,656
Cash	7
Receivable for Portfolio shares sold	1
Dividends receivable from Affiliates	25
Reimbursement receivable from PIMCO	1
Total Assets	15,690

Liabilities:
Borrowings & Other Financing Transactions
Payable for line of credit	$4,601
Payable for investments in Affiliates purchased	32
Payable for Portfolio shares redeemed	12
Accrued investment advisory fees	2
Accrued supervisory and administrative fees	2
Accrued distribution fees	2
Total Liabilities	4,651

Net Assets	$11,039

Net Assets Consist of:
Paid in capital	$12,471
Undistributed net investment income	27
Accumulated undistributed net realized (loss)	(601)
Net unrealized (depreciation)	(858)
$11,039

Net Assets:
Institutional Class	$873
Administrative Class	5,638
Advisor Class	4,528

Shares Issued and Outstanding:
Institutional Class	99
Administrative Class	637
Advisor Class	512

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$8.85
Administrative Class	8.85
Advisor Class	8.84

Cost of Investments in Affiliates	$16,515

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statement of Operations PIMCO All Asset All Authority Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Dividends from Investments in Affiliates	$243
Total Income	243

Expenses:
Investment advisory fees	12
Supervisory and administrative fees	16
Servicing fees - Administrative Class	6
Distribution and/or servicing fees - Advisor Class	5
Interest expense	78
Total Expenses	117
Waiver and/or Reimbursement by PIMCO	(6)
Net Expenses	111

Net Investment Income	132

Net Realized (Loss):
Investments in Affiliates	(480)

Net Realized (Loss)	(480)

Net Change in Unrealized Appreciation:
Investments in Affiliates	264

Net Change in Unrealized Appreciation	264

Net (Decrease) in Net Assets Resulting from Operations	$(84)

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statements of Changes in Net Assets PIMCO All Asset All Authority Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Period from April 30, 2014 to December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$132	$368
Net realized (loss)	(480)	(18)
Net change in unrealized appreciation (depreciation)	264	(1,122)

Net (Decrease) in Net Assets Resulting from Operations	(84)	(772)

Distributions to Shareholders:
From net investment income
Institutional Class	(9)	(24)
Administrative Class	(56)	(301)
Advisor Class	(40)	(140)
From net realized capital gains
Institutional Class	0	0
Administrative Class	0	(4)
Advisor Class	0	(2)

Total Distributions	(105)	(471)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(281)	12,752

Total Increase (Decrease) in Net Assets	(470)	11,509

Net Assets:
Beginning of period	11,509	0
End of period*	$11,039	$11,509

* Including undistributed net investment income of:	$27	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 11 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Statement of Cash Flows PIMCO All Asset All Authority Portfolio

(Unaudited)

(Amounts in thousands†)	Six Months Ended June 30, 2015

Cash Flows (Used for) Operating Activities:

Net (decrease) in net assets resulting from operations	$(84)

Adjustments to Reconcile Net (Decrease) in Net Assets from Operations to Net Cash (Used for) Operating Activities:
Purchases of long-term securities	(7,276)
Proceeds from sales of long-term securities	7,496
Proceeds from sales of short-term portfolio investments, net	1
Decrease in receivable for investments in Affiliates sold	197
Decrease in dividends receivable from Affiliates	1
(Decrease) in payable for investments in Affiliates purchased	(743)
(Decrease) in accrued distribution fee	(102)
Net Realized Loss
Investments in Affiliates	480
Net Change in Unrealized (Appreciation)
Investments in Affiliates	(264)

Net Cash (Used for) Operating Activities	(294)

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	3,076
Payments on shares redeemed	(3,449)
Cash dividend paid*	0

Net Cash (Used for) Financing Activities	(373)

Net (Decrease) in Cash and Foreign Currency	(667)

Cash and Foreign Currency:
Beginning of period	674
End of period	$7

* Reinvestment of distributions	$105

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$80

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO All Asset All Authority Portfolio

June 30, 2015 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 141.8%

MUTUAL FUNDS (a) 141.8%
PIMCO CommoditiesPLUS® Strategy Fund	43,879	$337
PIMCO CommodityRealReturn Strategy Fund®	58,033	255
PIMCO Credit Absolute Return Fund	9,406	94
PIMCO Diversified Income Fund	3,380	36
PIMCO Emerging Local Bond Fund	153,847	1,197
PIMCO Emerging Markets Bond Fund	7,028	72
PIMCO Emerging Markets Corporate Bond Fund	2,198	23
PIMCO Emerging Markets Currency Fund	150,180	1,376
PIMCO EqS Pathfinder Fund®	189	2
PIMCO EqS® Long/Short Fund	5,841	70
PIMCO Floating Income Fund	3,893	32
PIMCO Foreign Bond Fund (Unhedged)	6,128	57
PIMCO Global Advantage® Strategy Bond Fund	8,829	90
PIMCO High Yield Fund	37,617	342
PIMCO High Yield Spectrum Fund	53,053	530

	SHARES	MARKET VALUE (000S)
PIMCO Income Fund	71,765	$887
PIMCO Investment Grade Corporate Bond Fund	22,493	235
PIMCO Long Duration Total Return Fund	10,440	118
PIMCO Long-Term Credit Fund	7,029	86
PIMCO Long-Term U.S. Government Fund	186	2
PIMCO Low Duration Fund	35,241	353
PIMCO Mortgage Opportunities Fund	7,479	83
PIMCO RAE Fundamental Advantage PLUS Fund	130,113	461
PIMCO RAE Fundamental PLUS EMG Fund	70,676	672
PIMCO RAE Fundamental PLUS Fund	9,327	60
PIMCO RAE Fundamental PLUS International Fund	29,664	265
PIMCO RAE Fundamental PLUS Small Fund	7,399	91
PIMCO RAE Low Volatility PLUS EMG Fund	115,132	1,114
PIMCO RAE Low Volatility PLUS Fund	26,364	279
PIMCO RAE Low Volatility PLUS International Fund	69,375	701

	SHARES	MARKET VALUE (000S)
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	47,058	$438
PIMCO RAE Worldwide Long/Short PLUS Fund	93,387	898
PIMCO Real Return Asset Fund	87,883	710
PIMCO Real Return Fund	16,217	176
PIMCO RealEstateRealReturn Strategy Fund	71,427	263
PIMCO Senior Floating Rate Fund	59,749	598
PIMCO StocksPLUS® Short Fund	907,719	2,097
PIMCO Total Return Fund	18,598	197
PIMCO TRENDS Managed Futures Strategy Fund	3,382	34
PIMCO Unconstrained Bond Fund	29,139	325

Total Mutual Funds (Cost $16,515)		15,656

Total Investments in Affiliates (Cost $16,515)		15,656

Total Investments 141.8% (Cost $16,515)		$15,656

Other Assets and Liabilities, net (41.8%)		(4,617)

Net Assets 100.0%		$11,039

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Affiliates, at Value
Mutual Funds	$15,656	$0	$0	$15,656

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Notes to Financial Statements

1. ORGANIZATION

The PIMCO All Asset All Authority Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio may invest substantially all of their assets in Institutional Class, or as applicable, Class M shares of any funds of the Trust or PIMCO Equity Series, except other fund of funds, or shares of any actively-managed funds of the PIMCO ETF Trust (the “Underlying PIMCO Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s investments in the Short Strategy Underlying PIMCO Funds, which seek to gain a negative exposure to an asset class such as equities or commodities, normally will not exceed 20% of its total assets. The Portfolio’s combined investments in the Domestic Equity-Related Underlying PIMCO Funds will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in Inflation-Related Underlying PIMCO Funds, which seek to gain exposure to an asset class such as U.S. Treasury Inflation-Protected Securities (“TIPS”), commodities, or real estate, normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. Such data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the asset class exposures represented by the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets. While these analyses are performed daily, material shifts in asset class exposures typically take place over longer periods of time. The Portfolio is nondiversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from Underlying PIMCO Funds are recorded as dividend income. Long-term capital gain distributions received from Underlying PIMCO Funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated

14	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or a line of credit, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards

Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio and Underlying PIMCO Fund shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or an Underlying PIMCO Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

The assets of the Portfolio consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Portfolio’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing

SEMIANNUAL REPORT	JUNE 30, 2015	15

Notes to Financial Statements (Cont.)

data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of an Underlying PIMCO Fund’s assets that are invested in one or more open-end management investment companies, the Underlying PIMCO Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio invests in Underlying PIMCO Funds that hold foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s

16	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When an Underlying PIMCO Fund uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances substantially all of its assets in Institutional Class, or as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of

SEMIANNUAL REPORT	JUNE 30, 2015	17

Notes to Financial Statements (Cont.)

the PIMCO ETF Trust, an affiliated investment company. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Underlying PIMCO Funds or Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO CommoditiesPLUS® Strategy Fund	$518	$50	$(232)	$(100)	$101	$337	$2	$0
PIMCO CommodityRealReturn Strategy Fund®	362	113	(213)	(68)	61	255	3	0
PIMCO Credit Absolute Return Fund	124	8	(39)	(3)	4	94	1	0
PIMCO Diversified Income Fund	9	43	(15)	(1)	0	36	0	0
PIMCO Emerging Local Bond Fund	1,188	356	(262)	(49)	(36)	1,197	32	0
PIMCO Emerging Markets Bond Fund	157	22	(106)	(9)	8	72	2	0
PIMCO Emerging Markets Corporate Bond Fund	62	0	(39)	(3)	3	23	1	0
PIMCO Emerging Markets Currency Fund	1,134	577	(330)	(32)	27	1,376	19	0
PIMCO EqS® Emerging Markets Fund	0	0	0	0	0	0	0	0
PIMCO EqS® Long/Short Fund	68	13	(13)	0	2	70	0	0
PIMCO EqS Pathfinder Fund®	124	20	(155)	(19)	32	2	0	0
PIMCO Floating Income Fund	11	25	(4)	0	0	32	1	0
PIMCO Foreign Bond Fund (Unhedged)	40	20	0	0	(3)	57	0	0
PIMCO Global Advantage® Strategy Bond Fund	4	98	(10)	0	(2)	90	0	0
PIMCO High Yield Fund	368	101	(125)	(5)	3	342	11	0
PIMCO High Yield Spectrum Fund	455	162	(85)	(7)	5	530	17	0
PIMCO Income Fund	1,016	107	(240)	(5)	9	887	27	0
PIMCO Investment Grade Corporate Bond Fund	223	65	(50)	(1)	(2)	235	5	0
PIMCO Long Duration Total Return Fund	173	104	(155)	7	(11)	118	2	0
PIMCO Long-Term Credit Fund	155	85	(153)	8	(9)	86	2	0
PIMCO Long-Term U.S. Government Fund	391	1	(396)	40	(34)	2	1	0
PIMCO Low Duration Fund	100	2,071	(1,816)	(2)	0	353	3	0
PIMCO Mortgage Opportunities Fund	90	32	(39)	0	0	83	2	0
PIMCO RAE Fundamental Advantage PLUS Fund	667	204	(392)	(26)	8	461	8	0
PIMCO RAE Fundamental PLUS Fund	72	12	(22)	(3)	1	60	1	0
PIMCO RAE Fundamental PLUS EMG Fund	715	117	(166)	(14)	20	672	0	0
PIMCO RAE Fundamental PLUS International Fund	345	51	(144)	(47)	60	265	3	0
PIMCO RAE Fundamental PLUS Small Fund	87	21	(19)	0	2	91	1	0
PIMCO RAE Low Volatility PLUS Fund	365	53	(132)	(2)	(5)	279	0	0
PIMCO RAE Low Volatility PLUS EMG Fund	1,163	204	(255)	(19)	21	1,114	5	0
PIMCO RAE Low Volatility PLUS International Fund	704	119	(161)	0	39	701	8	0
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	650	42	(241)	(14)	1	438	4	0
PIMCO RAE Worldwide Long/Short PLUS Fund	556	535	(181)	1	(13)	898	8	0
PIMCO Real Return Fund	226	41	(90)	(5)	4	176	1	0
PIMCO Real Return Asset Fund	142	736	(134)	(5)	(29)	710	3	0
PIMCO RealEstateRealReturn Strategy Fund	363	56	(142)	(24)	10	263	7	0
PIMCO Senior Floating Rate Fund	677	193	(274)	(3)	5	598	14	0
PIMCO Short-Term Floating NAV Portfolio*	1	0	(1)	0	0	0	0	0
PIMCO StocksPLUS® Short Fund	1,940	709	(469)	(68)	(15)	2,097	42	0
PIMCO Total Return Fund	243	49	(94)	(1)	0	197	2	0
PIMCO TRENDS Managed Futures Strategy Fund	33	7	(3)	0	(3)	34	1	0
PIMCO Unconstrained Bond Fund	372	53	(99)	(1)	0	325	4	0
Totals	$16,093	$7,275	$(7,496)	$(480)	$264	$15,656	$243	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.
*	Effective July 1, 2015, the Portfolio was liquidated.

18	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 6 Principal Risks.

(a) Line of Credit  Consistent with its principal investment strategies, the Portfolio has entered into a secured credit agreement with State Street Bank & Trust Company and other commercial banks for investment purposes subject to the limitations of the 1940 Act. State

Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. As of June 30, 2015, the agreement comprises revolving tranches.

With respect to the revolving tranches, there is a maximum available commitment amount equal to $10,000,000. Borrowings under this agreement bear interest at a rate equal to the cost of funding. Borrowings outstanding as of June 30, 2015, are disclosed as payable for line of credit on the Statement of Assets and Liabilities. As of June 30, 2015, the Portfolio was paying an average weighted rate of interest of 1.0875%. Program facility, upfront and interest fees paid by the Portfolio in relation to the borrowings are included in interest expense in the Statement of Operations. All of the Portfolio’s securities are pledged as collateral under the agreement.

The Portfolio’s borrowing activity under the agreement for the period ended June 30, 2015, was as follows (amounts in thousands):

Average Outstanding Principal	Average Available Commitment	Interest	Program Facility, Upfront and Interest Fees	Oustanding Principal as of 06/30/2015
$5,037	$10,000	$78	$5	$4,600

6. PRINCIPAL RISKS

In the normal course of business, the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The net asset value of the Portfolio will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary. Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Underlying PIMCO Funds’) investments in financial derivatives and other financial instruments expose the Portfolio (or Underlying PIMCO Funds) to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio (or Underlying PIMCO Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio (or Underlying PIMCO Funds) may lose money if these changes are not anticipated by Portfolio management. The Portfolio (or Underlying PIMCO Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

SEMIANNUAL REPORT	JUNE 30, 2015	19

Notes to Financial Statements (Cont.)

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio (or Underlying PIMCO Funds) to lose value. If the Portfolio (or Underlying PIMCO Funds) lost enough value, the Portfolio (or Underlying PIMCO Funds) could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio (or Underlying PIMCO Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s (or Underlying PIMCO Funds’) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio (or Underlying PIMCO Funds) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio (or Underlying PIMCO Funds) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Underlying PIMCO Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Underlying PIMCO Funds), or, in the case of hedging positions, that the Portfolio’s (or Underlying PIMCO Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Underlying PIMCO Funds’) investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

20	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

The Portfolio’s (or Underlying PIMCO Funds’) investments in commodity-linked financial derivative instruments may subject the Portfolio (or Underlying PIMCO Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio (or Underlying PIMCO Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio (or Underlying PIMCO Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio (or Underlying PIMCO Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio (or Underlying PIMCO Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio (or Underlying PIMCO Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio (or Underlying PIMCO Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio (or Underlying PIMCO Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio (or Underlying PIMCO Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio (or Underlying PIMCO Funds). The Portfolio (or Underlying PIMCO Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio (or Underlying PIMCO Funds) subsequently decreases, the Portfolio (or Underlying PIMCO Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio (or Underlying PIMCO Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation,

SEMIANNUAL REPORT	JUNE 30, 2015	21

Notes to Financial Statements (Cont.)

income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.20%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust,

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of June 30, 2015, the remaining recoverable amount to PIMCO was $20,041.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares or, as applicable, Class M shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2016, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amount to PIMCO at June 30, 2015 was $9,470.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

SEMIANNUAL REPORT	JUNE 30, 2015	23

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$7,276	$7,496

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2015		Period from 04/30/2014-12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	35	$321	63	$631
Administrative Class	153	1,385	942	9,430
Advisor Class	151	1,368	418	4,179
Issued as reinvestment of distributions
Institutional Class	1	9	3	24
Administrative Class	6	56	33	305
Advisor Class	5	40	16	142
Cost of shares redeemed
Institutional Class	(2)	(21)	(1)	(10)
Administrative Class	(335)	(3,062)	(162)	(1,596)
Advisor Class	(42)	(377)	(36)	(353)
Net increase (decrease) resulting from Portfolio share transactions	(28)	$(281)	1,276	$12,752

As of June 30, 2015, four shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 89% of the Portfolio. One shareholder is a related party and comprises 25% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

12. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

13. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015 the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014 no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio, through the Underlying PIMCO Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index- linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s indirect investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus. If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$16,768	$5	$(1,117)	$(1,112)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	25

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

26	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT02SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO CommodityRealReturn® Strategy Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, tax risk,

subsidiary risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments as part of an investment strategy, as described below, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO VARIABLE INSURANCE TRUST

The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodity futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, disease, embargoes, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount

SEMIANNUAL REPORT	JUNE 30, 2015	5

Important Information About the Portfolio (Cont.)

you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this

5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	60.3%
Short-Term Instruments‡	17.4%
Sovereign Issues	8.7%
Corporate Bonds & Notes	5.4%
Mortgage-Backed Securities	3.3%
Other	4.9%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	10 Years	Class Inception (06/30/2004)
PIMCO CommodityRealReturn® Strategy Portfolio Administrative Class	-0.87%	-26.51%	-2.29%	-1.34%	0.08%
Bloomberg Commodity Index Total Return±	-1.56%	-23.71%	-3.91%	-2.62%	-1.65%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.06% for Administrative Class shares.

± Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$991.30	$1,019.68
Expenses Paid During Period†	$4.96	$5.03
Net Annualized Expense Ratio††	1.01%	1.01%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO CommodityRealReturn® Strategy Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. ”Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, provide exposure to the investment returns of the commodities markets without investing directly in physical commodities.

Portfolio Insights

»	Exposure to commodities detracted from absolute returns as the asset class generally posted negative returns over the reporting period.

»

The Portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral for the commodities exposure, benefited relative performance as TIPS outperformed the assumed U.S. Treasury Bill collateral rate embedded in the Bloomberg Commodity Index Total Return, the Portfolio’s benchmark index.

»

Exposure to Italian real duration (or sensitivity to changes in real interest rates) benefited relative performance as real yields (i.e., rates of return in excess of expected future inflation) across the majority of the yield curve declined and Italian inflation-linked bonds posted positive returns over the reporting period.

»	Short exposure to the euro benefited relative performance as this currency weakened relative to the U.S. dollar for the majority of the reporting period.

»	An underweight to the 2-3 year portion of the U.S. real yield curve detracted from relative performance as yields in the 2-3 year portion of the yield curve declined over the reporting period.

»	Exposure to Mexican real rates detracted from performance as interest rates in Mexico generally increased over the reporting period.

SEMIANNUAL REPORT	JUNE 30, 2015	7

Financial Highlights PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Administrative Class
Net asset value beginning of year or period	$4.86	$5.98	$7.13	$7.20	$9.01	$8.60
Net investment income (loss) (a)	(0.02)	0.06	0.03	0.14	0.13	0.11
Net realized/unrealized gain (loss)	(0.03)	(1.16)	(1.07)	0.24	(0.71)	1.72
Total from Investment Operations	(0.05)	(1.10)	(1.04)	0.38	(0.58)	1.83
Dividends from net investment income	(0.20)	(0.02)	(0.11)	(0.20)	(1.23)	(1.27)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.25)	0.00	(0.15)
Total distributions	(0.20)	(0.02)	(0.11)	(0.45)	(1.23)	(1.42)
Net asset value end of year or period	$4.61	$4.86	$5.98	$7.13	$7.20	$9.01
Total return	(0.87)%	(18.42)%	(14.70)%	5.39%	(7.56)%	24.52%
Net assets end of year or period (000s)	$304,916	$302,303	$487,230	$572,477	$571,808	$576,251
Ratio of expenses to average net assets	1.01%*	0.93%	0.97%	1.00%	0.91%	0.93%
Ratio of expenses to average net assets excluding waivers	1.12%*	1.06%	1.09%	1.14%	1.05%	1.05%
Ratio of expenses to average net assets excluding interest expense	0.89%*	0.89%	0.89%	0.89%	0.89%	0.89%
Ratio of expenses to average net assets excluding interest expense and waivers	1.00%*	1.02%	1.01%	1.03%	1.03%	1.01%
Ratio of net investment income (loss) to average net assets	(0.81)%*	0.94%	0.54%	1.93%	1.51%	1.32%
Portfolio turnover rate	81%	151%	57%	77%	523%	536%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn® Strategy Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$616,550
Investments in Affiliates	80,175
Financial Derivative Instruments
Exchange-traded or centrally cleared	902
Over the counter	11,930
Deposits with counterparty	5,791
Foreign currency, at value	821
Receivable for Investments sold~	80,566
Receivable for investments sold on a delayed-delivery basis	2,063
Receivable for Portfolio shares sold	194
Interest and dividends receivable	2,372
Dividends receivable from Affiliates	13
Reimbursement receivable from PIMCO	46
Other assets	26
Total Assets	801,449

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$288,464
Payable for short sales	13,842
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,399
Over the counter	5,889
Payable for investments purchased~	43,079
Payable for investments in Affiliates purchased	13
Deposits from counterparty	2,980
Payable for Portfolio shares redeemed	954
Overdraft due to custodian	938
Accrued investment advisory fees	208
Accrued supervisory and administrative fees	103
Accrued distribution fees	27
Accrued servicing fees	37
Other liabilities	2
Total Liabilities	357,935

Net Assets	$443,514

Net Assets Consist of:
Paid in capital	$486,928
Undistributed net investment income	17,974
Accumulated net realized (loss)	(56,575)
Net unrealized (depreciation)	(4,813)
$443,514

Net Assets:
Institutional Class	$3,127
Administrative Class	304,916
Advisor Class	135,271
Class M	200

Shares Issued and Outstanding:
Institutional Class	681
Administrative Class	66,147
Advisor Class	29,022
Class M	43

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$4.59
Administrative Class	4.61
Advisor Class	4.66
Class M	4.60

Cost of Investments in securities	$627,069
Cost of Investments in Affiliates	$80,182
Cost of Foreign Currency Held	$824
Proceeds Received on Short Sales	$13,948
Cost or Premiums of Financial Derivative Instruments, net	$(971)

* Includes repurchase agreements of:	$17,447

~	A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Consolidated Statement of Operations PIMCO CommodityRealReturn® Strategy Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest, net of foreign taxes*	$426
Dividends	2
Dividends from Investments in Affiliates	28
Total Income	456

Expenses:
Investment advisory fees	1,223
Supervisory and administrative fees	607
Servicing fees - Administrative Class	224
Distribution and/or servicing fees - Advisor Class	159
Trustee fees	3
Interest expense	251
Total Expenses	2,467
Waiver and/or Reimbursement by PIMCO	(242)
Net Expenses	2,225

Net Investment Loss	(1,769)

Net Realized Gain (Loss):
Investments in securities	(3,568)
Investments in Affiliates	20
Exchange-traded or centrally cleared financial derivative instruments	(4,443)
Over the counter financial derivative instruments	(29,236)
Foreign currency	(667)

Net Realized (Loss)	(37,894)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	2,542
Investments in Affiliates	(7)
Exchange-traded or centrally cleared financial derivative instruments	3,697
Over the counter financial derivative instruments	29,921
Foreign currency assets and liabilities	27

Net Change in Unrealized Appreciation	36,180

Net Decrease in Net Assets Resulting from Operations	$(3,483)

* Foreign tax withholdings	$1

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

(Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$(1,769)	$5,601
Net realized (loss)	(37,894)	(67,638)
Net change in unrealized appreciation (depreciation)	36,180	(37,715)

Net (Decrease) in Net Assets Resulting from Operations	(3,483)	(99,752)

Distributions to Shareholders:
From net investment income
Institutional Class	(124)	(12)
Administrative Class	(12,616)	(1,628)
Advisor Class	(5,255)	(400)
Class M	(4)	0

Total Distributions	(17,999)	(2,040)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	34,532	(97,901)

Total Increase (Decrease) in Net Assets	13,050	(199,693)

Net Assets:
Beginning of period	430,464	630,157
End of period*	$443,514	$430,464

* Including undistributed net investment income of:	$17,974	$37,742

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn® Strategy Portfolio

(Unaudited)

(Amounts in thousands†)	Six Months Ended June 30, 2015

Cash Flows Provided by Operating Activities:

Net (decrease) in net assets resulting from operations	$(3,483)

Adjustments to Reconcile Net (Decrease) in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(431,940)
Proceeds from sales of long-term securities	345,978
Purchases from sales of short-term portfolio investments, net	86,308
(Increase) in deposits with counterparty	(3,898)
Decrease in receivable for investments sold	90,718
Decrease in interest and dividends receivable	344
(Increase) in exchange-traded or centrally cleared financial derivative instruments	(276)
(Increase) in over the counter financial derivative instruments	(29,069)
(Increase) in other assets	(3)
Increase in payable for investments purchased	10,941
Increase in deposits from counterparty	260
(Decrease) in accrued investment advisory fees	(2)
(Decrease) in accrued supervisory and administrative fees	(2)
(Decrease) in accrued distribution fee	(2)
(Decrease) in accrued servicing fee	(4)
(Increase) in reimbursement receivable from PIMCO	(21)
Payments on short sales transactions, net	(24,924)
Payments on currency transactions	(640)
(Decrease) in other liabilities	(3)
Net Realized (Gain) Loss
Investments in securities	3,568
Investments in Affiliates	(20)
Exchange-traded or centrally cleared financial derivative instruments	4,443
Over the counter financial derivative instruments	29,236
Foreign currency	667
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(2,542)
Investments in Affiliates	7
Exchange-traded or centrally cleared financial derivative instruments	(3,697)
Over the counter financial derivative instruments	(29,921)
Foreign currency assets and liabilities	(27)
Net amortization (accretion) on investments	1,977

Net Cash Provided by Operating Activities	43,973

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	59,883
Payments on shares redeemed	(40,090)
Cash dividend paid*	0
Increase in overdraft due to custodian	938
Proceeds from reverse repurchase agreements	20,529
Payments on reverse repurchase agreements	(20,529)
Proceeds from sale-buyback transactions	1,181,115
Payments on sale-buyback transactions	(1,246,618)
Proceeds from deposits from counterparty	123,079
Payments on deposits from counterparty	(122,059)

Net Cash (Used for) Financing Activities	(43,752)

Net Increase in Cash and Foreign Currency	221

Cash and Foreign Currency:
Beginning of period	600
End of period	$821

* Reinvestment of distributions	$17,999

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$187

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 139.0%

CORPORATE BONDS & NOTES 8.5%

BANKING & FINANCE 6.8%
Ally Financial, Inc.
3.250% due 02/13/2018		$1,350	$1,343
Banca Monte dei Paschi di Siena SpA
4.875% due 09/15/2016	EUR	200	234
Banco Santander S.A.
6.250% due 09/11/2021 (d)		100	109
Bankia S.A.
0.198% due 01/25/2016		200	223
3.500% due 12/14/2015		1,600	1,809
3.500% due 01/17/2019		700	814
Barclays Bank PLC
2.010% due 12/21/2020	MXN	2,500	155
7.625% due 11/21/2022		$2,000	2,281
Barclays PLC
8.000% due 12/15/2020 (d)	EUR	400	475
BNP Paribas S.A.
0.586% due 11/07/2015		$4,900	4,903
BPCE S.A.
0.846% due 11/18/2016		2,800	2,805
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	600	682
2.875% due 05/19/2016		1,400	1,583
Citigroup, Inc.
0.798% due 05/01/2017		$6,800	6,781
Credit Agricole S.A.
7.500% due 06/23/2026 (d)	GBP	1,000	1,554
Depfa ACS Bank
3.875% due 11/14/2016	EUR	100	117
Eksportfinans ASA
2.375% due 05/25/2016		$800	802
Lloyds Bank PLC
1.750% due 05/14/2018		900	899
3.500% due 05/14/2025		200	197
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	200	325
Rabobank Group
4.000% due 09/10/2015		1,400	2,213
Turkiye Garanti Bankasi A/S
2.775% due 04/20/2016		$100	100

			30,404

INDUSTRIALS 0.4%
Canadian Natural Resources Ltd.
0.657% due 03/30/2016		1,200	1,198
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	800	477

			1,675

UTILITIES 1.3%
AT&T, Inc.
0.702% due 03/30/2017		$3,150	3,141
BellSouth Corp.
4.821% due 04/26/2021		900	926
Electricite de France S.A.
0.735% due 01/20/2017		400	401
1.150% due 01/20/2017		100	100
Petrobras Global Finance BV
1.896% due 05/20/2016		100	99
2.643% due 03/17/2017		100	98
4.875% due 03/17/2020		1,000	953

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.625% due 01/16/2034	GBP	100	$134

			5,852

Total Corporate Bonds & Notes (Cost $39,942)			37,931

U.S. GOVERNMENT AGENCIES 3.4%
Fannie Mae
0.537% due 05/25/2042		$7	7
0.867% due 02/25/2041		777	786
1.346% due 10/01/2044		8	8
2.202% due 05/25/2035		62	65
2.491% due 11/01/2034		45	48
3.000% due 07/01/2045		3,000	2,985
3.500% due 07/01/2045		4,000	4,118
4.919% due 07/01/2035		40	41
5.181% due 11/01/2035		45	47
5.385% due 01/01/2036		103	108
Freddie Mac
0.416% due 02/15/2019		132	132
0.447% due 08/25/2031		2	2
0.636% due 08/15/2033 - 09/15/2042		2,747	2,767
1.346% due 02/25/2045		94	95
1.987% due 09/01/2036 †		269	285
2.086% due 07/01/2036 †		235	249
2.150% due 10/01/2036 †		104	111
2.373% due 01/01/2034		8	8
Ginnie Mae
0.487% due 03/20/2037		1,001	1,004
NCUA Guaranteed Notes
0.635% due 10/07/2020		660	664
0.745% due 12/08/2020		1,175	1,184
Small Business Administration
5.510% due 11/01/2027		372	414

Total U.S. Government Agencies (Cost $15,009)			15,128

U.S. TREASURY OBLIGATIONS 94.7%
U.S. Treasury Bonds
2.500% due 02/15/2045 (f)		5,870	5,143
3.000% due 11/15/2044 (j)		300	292
3.000% due 05/15/2045 †		2,040	1,990
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2016 (f)		58,483	58,771
0.125% due 04/15/2017 (h)		3,958	4,011
0.125% due 04/15/2018 (f)		68,917	69,962
0.125% due 04/15/2019 (h)		606	613
0.125% due 04/15/2020		3,677	3,706
0.125% due 07/15/2022		1,029	1,021
0.125% due 01/15/2023		205	201
0.250% due 01/15/2025		2,697	2,642
0.625% due 07/15/2021 (f)		67,189	69,325
0.625% due 02/15/2043 (j)		926	816
0.750% due 02/15/2042 (j)		733	669
0.750% due 02/15/2045		5,727	5,192
1.250% due 07/15/2020 (f)		42,331	45,271
1.375% due 01/15/2020 (f)		6,090	6,508
1.375% due 02/15/2044 (j)		640	678
1.375% due 02/15/2044 †		102	108
1.875% due 07/15/2015 (h)		533	534
1.875% due 07/15/2019 (f)		4,382	4,776
2.000% due 01/15/2016 †		15,805	16,035
2.000% due 01/15/2026 (f)		895	1,026
2.125% due 01/15/2019 (h)(j)		2,314	2,517
2.125% due 02/15/2041 (j)		108	133
2.375% due 01/15/2017 †		11,732	12,304

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 01/15/2025 (f)		$8,443	$9,920
2.375% due 01/15/2027 (f)(j)		1,928	2,302
2.500% due 07/15/2016 †		11,565	11,993
2.500% due 01/15/2029 †		6,204	7,629
2.625% due 07/15/2017 †		56,009	60,074
3.875% due 04/15/2029 †		908	1,284
U.S. Treasury Notes
1.500% due 05/31/2020 (f)		5,000	4,968
1.750% due 03/31/2022 (f)(j)		7,800	7,652

Total U.S. Treasury Obligations (Cost $424,223)			420,066

MORTGAGE-BACKED SECURITIES 5.2%
Banc of America Mortgage Trust
2.314% due 11/25/2034		87	83
2.797% due 06/25/2035		165	159
Banc of America Re-REMIC Trust
5.670% due 06/24/2050		275	284
BCAP LLC Trust
5.250% due 08/26/2037		1,056	1,102
5.401% due 03/26/2037		460	451
Bear Stearns Adjustable Rate Mortgage Trust
2.160% due 08/25/2035		31	31
2.515% due 03/25/2035		24	24
2.640% due 01/25/2035		407	401
2.680% due 03/25/2035		96	97
2.711% due 03/25/2035		118	115
2.859% due 01/25/2035		430	434
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035		63	63
2.410% due 09/25/2035		71	71
2.510% due 10/25/2035		599	594
2.757% due 09/25/2037 ^		621	561
Countrywide Alternative Loan Trust
0.357% due 05/25/2047		2,151	1,862
0.382% due 12/20/2046		1,968	1,511
6.000% due 02/25/2037 ^		269	211
Countrywide Home Loan Mortgage Pass-Through Trust
2.499% due 11/19/2033		5	5
2.680% due 08/25/2034		45	39
Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/2040		296	304
5.467% due 09/18/2039		740	758
DBUBS Mortgage Trust
3.386% due 07/10/2044		4,688	4,774
First Horizon Alternative Mortgage Securities Trust
2.219% due 06/25/2034		20	19
Granite Mortgages PLC
0.952% due 09/20/2044	GBP	80	126
GreenPoint Mortgage Funding Trust
0.457% due 11/25/2045		$12	10
GS Mortgage Securities Trust
3.849% due 12/10/2043		2,946	3,000
GSR Mortgage Loan Trust
2.758% due 01/25/2035		84	81
HarborView Mortgage Loan Trust
0.428% due 03/19/2036		65	47
IndyMac Mortgage Loan Trust
2.751% due 11/25/2035 ^		230	208
JPMorgan Mortgage Trust
2.554% due 08/25/2035		108	107
2.593% due 07/25/2035		73	73
2.594% due 02/25/2035		175	175
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		150	162
Marche Mutui SRL
0.419% due 02/25/2055	EUR	149	164

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.248% due 01/27/2064	EUR	338	$385
Marche SRL
0.398% due 10/27/2065		108	121
MASTR Adjustable Rate Mortgages Trust
2.702% due 11/21/2034		$56	57
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.926% due 09/15/2030		214	212
Merrill Lynch Mortgage Investors Trust
1.673% due 10/25/2035		212	206
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		100	107
Morgan Stanley Capital Trust
6.104% due 06/11/2049		24	25
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		31	31
Residential Accredit Loans, Inc. Trust
1.518% due 09/25/2045		191	164
Royal Bank of Scotland Capital Funding Trust
6.239% due 12/16/2049		532	553
Sequoia Mortgage Trust
0.387% due 07/20/2036		441	413
Structured Adjustable Rate Mortgage Loan Trust
1.574% due 01/25/2035		19	15
2.576% due 12/25/2034		109	107
2.637% due 02/25/2034		26	26
Structured Asset Mortgage Investments Trust
0.848% due 10/19/2034		28	27
Vornado DP LLC Trust
4.004% due 09/13/2028		1,500	1,612
WaMu Mortgage Pass-Through Certificates Trust
0.928% due 05/25/2047		309	266
2.390% due 12/25/2035		255	235
3.829% due 08/25/2035		34	33
Wells Fargo Mortgage-Backed Securities Trust
2.581% due 03/25/2036 ^		245	239
2.606% due 06/25/2033		96	97

Total Mortgage-Backed Securities (Cost $21,750)			23,037

ASSET-BACKED SECURITIES 4.3%
Aquilae CLO PLC
0.401% due 01/17/2023	EUR	189	210
Carrington Mortgage Loan Trust
0.507% due 10/25/2035		$9	9
CIFC Funding Ltd.
0.539% due 05/10/2021		2,081	2,076
0.543% due 03/01/2021		209	208
Countrywide Asset-Backed Certificates
0.367% due 07/25/2036		774	762
0.435% due 04/25/2036		63	62
4.545% due 04/25/2036		395	402
Credit-Based Asset Servicing and Securitization LLC
0.305% due 07/25/2037		19	13
Dryden Leveraged Loan CDO
0.526% due 04/12/2020		750	748
Elm CLO Ltd.
1.674% due 01/17/2023		2,094	2,098
First Franklin Mortgage Loan Trust
0.867% due 11/25/2035		2,273	2,267
GSAMP Trust
0.257% due 12/25/2036		71	40
Magi Funding PLC
0.331% due 04/11/2021	EUR	20	23
Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047 ^		$140	114

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
North Carolina State Education Assistance Authority
0.727% due 10/26/2020		$66	$66
OneMain Financial Issuance Trust
2.470% due 09/18/2024		2,900	2,915
Penta CLO S.A.
0.268% due 06/04/2024	EUR	650	717
SLM Student Loan Trust
0.317% due 04/25/2019		$2,200	2,179
1.777% due 04/25/2023		2,943	3,021
Structured Asset Securities Corp. Mortgage Loan Trust
1.684% due 04/25/2035		426	408
Symphony CLO Ltd.
0.514% due 05/15/2019		503	501
Wood Street CLO BV
0.339% due 03/29/2021	EUR	51	56

Total Asset-Backed Securities (Cost $18,319)			18,895

SOVEREIGN ISSUES 13.6%
Athens Urban Transportation Organisation
4.851% due 09/19/2016		100	61
Autonomous Community of Catalonia
4.950% due 02/11/2020		100	123
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2019 (b)	BRL	6,300	1,324
Colombian TES
3.000% due 03/25/2033 (c)	COP	1,512,353	501
France Government Bond
0.250% due 07/25/2018 (c)	EUR	104	121
1.600% due 07/25/2015 (c)		959	1,071
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (c)		2,229	2,614
2.100% due 09/15/2017 (c)		349	409
2.100% due 09/15/2021		282	341
2.250% due 04/22/2017 (c)		2,108	2,418
2.350% due 09/15/2019 (c)		222	268
2.350% due 09/15/2024 (c)		4,048	4,974
2.550% due 10/22/2016 (c)		743	849
3.100% due 09/15/2026 (c)		106	140
5.500% due 11/01/2022		100	138
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	5,121	351
4.000% due 11/08/2046 (c)		15,588	1,079
4.500% due 12/04/2025 (c)		61,562	4,487
4.750% due 06/14/2018		9,975	638
New Zealand Government Bond
2.000% due 09/20/2025	NZD	2,058	1,387
5.500% due 04/15/2023		1,800	1,405
Republic of Germany
0.750% due 04/15/2018 (c)	EUR	7,455	8,664
1.500% due 04/15/2016 (c)		1,980	2,223
Republic of Greece Government International Bond
3.000% due 02/24/2023		50	25
3.000% due 02/24/2024		50	24
3.000% due 02/24/2025		50	24
3.000% due 02/24/2026		50	23
3.000% due 02/24/2027		50	22
3.000% due 02/24/2028		50	22
3.000% due 02/24/2029		75	33
3.000% due 02/24/2030		75	33
3.000% due 02/24/2031		75	33
3.000% due 02/24/2032		75	32
3.000% due 02/24/2033		75	32
3.000% due 02/24/2034		75	32
3.000% due 02/24/2035		75	32
3.000% due 02/24/2036		125	53
3.000% due 02/24/2037		125	54

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 02/24/2038	EUR	125	$53
3.000% due 02/24/2039		125	53
3.000% due 02/24/2040		125	53
3.000% due 02/24/2041		125	53
3.000% due 02/24/2042		125	54
4.750% due 04/17/2019		200	125
Slovenia Government International Bond
4.700% due 11/01/2016		900	1,063
Spain Government International Bond
0.550% due 11/30/2019 (c)		4,214	4,759
1.000% due 11/30/2030 (c)		600	623
3.800% due 04/30/2024		3,100	3,901
United Kingdom Gilt
0.125% due 03/22/2024 (c)	GBP	7,981	13,570

Total Sovereign Issues (Cost $66,689)			60,367

SHORT-TERM INSTRUMENTS 9.3%

CERTIFICATES OF DEPOSIT 1.9%
Banco Bilbao Vizcaya Argentaria S.A.
1.027% due 10/23/2015		$5,250	5,248
1.126% due 05/16/2016		3,000	2,990

			8,238

REPURCHASE AGREEMENTS (e) 3.9%
			17,447

SHORT-TERM NOTES 0.7%
Federal Home Loan Bank
0.039% due 07/15/2015 †		1,500	1,500
0.040% due 07/08/2015 - 07/10/2015 †		1,300	1,300
0.070% due 08/14/2015 †		400	400

			3,200

U.S. TREASURY BILLS 2.8%
0.016% due 07/23/2015 - 11/12/2015 (a)(f)(j)†		12,241	12,241

Total Short-Term Instruments (Cost $41,137)			41,126

Total Investments in Securities (Cost $627,069)			616,550

		SHARES
INVESTMENTS IN AFFILIATES 18.1%

SHORT-TERM INSTRUMENTS 18.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 18.1%
PIMCO Short-Term Floating NAV Portfolio III		8,083,837	80,175

Total Short-Term Instruments (Cost $80,182)			80,175

Total Investments in Affiliates (Cost $80,182)			80,175

Total Investments 157.1% (Cost $707,251)			$696,725

Financial Derivative Instruments (g)(i) 1.3% (Cost or Premiums, net $(971))			5,544

Other Assets and Liabilities, net (58.4%)			(258,755)

Net Assets 100.0%			$443,514

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio I, Ltd., which is a 100% owned subsidiary of the Portfolio.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon bond.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
MSC	0.220% †	06/30/2015	07/01/2015	$7,400	U.S. Treasury Bonds 3.750% due 11/15/2043	$(7,536)	$7,400	$7,400
SAL	0.250% †	06/30/2015	07/01/2015	9,600	U.S. Treasury Notes 1.625% due 06/30/2020	(9,791)	9,600	9,600
SSB	0.000% †	06/30/2015	07/01/2015	447	Fannie Mae 2.260% due 10/17/2022	(456)	447	447

Total Repurchase Agreements						$(17,783)	$17,447	$17,447

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	(0.400)%	06/30/2015	07/01/2015	$(1,094)	$(1,094)
	0.050%	06/30/2015	07/02/2015	(3,880)	(3,881)
	0.530%	06/24/2015	07/08/2015	(7,895)	(7,904)
BPG	0.310%	07/01/2015	07/06/2015	(25,594)	(25,618)
GSC	0.260%	06/15/2015	07/06/2015	(5,434)	(5,436)
	0.290%	05/21/2015	07/21/2015	(693)	(693)
	0.370%	06/08/2015	07/08/2015	(232)	(232)
	0.424%	06/16/2015	07/16/2015	(24,361)	(24,178)
	0.425%	06/16/2015	07/16/2015	(10,281)	(10,188)
	0.450%	07/01/2015	07/06/2015	(2,263)	(2,265)
	0.510%	06/19/2015	07/13/2015	(46,976)	(47,080)
MSC	0.280%	05/14/2015	07/14/2015	(19,394)	(19,434)
	0.470%	06/15/2015	07/02/2015	(1,981)	(1,982)
TDM	0.230%	05/18/2015	08/18/2015	(35,832)	(36,030)
	0.270%	05/08/2015	07/08/2015	(70,605)	(70,702)
	0.280%	05/13/2015	08/13/2015	(26,657)	(26,803)
	0.290%	05/27/2015	07/08/2015	(1,192)	(1,193)
	0.310%	06/09/2015	08/07/2015	(1,037)	(1,041)
	0.360%	06/16/2015	07/16/2015	(1,080)	(1,081)
	0.410%	06/16/2015	07/08/2015	(1,627)	(1,629)

Total Sale-Buyback Transactions					$(288,464)

(2)

As of June 30, 2015, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended June 30, 2015 was $202,458 at a weighted average interest rate of 0.241%.

(3)	Payable for sale-buyback transactions includes $606 of deferred price drop.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	07/01/2045	$3,000	$(3,010)	$(2,986)
Fannie Mae	3.500%	07/01/2045	4,000	(4,153)	(4,118)
Fannie Mae	5.500%	07/01/2045	6,000	(6,785)	(6,738)

Total Short Sales				$(13,948)	$(13,842)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(f)	Securities with an aggregate market value of $287,524 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
PIMCO CommodityRealReturn® Strategy Portfolio
Master Securities Forward Transaction Agreement
BCY	$0	$0	$(12,879)	$(12,879)	$12,812	$(67)
BPG	0	0	(25,618)	(25,618)	25,538	(80)
GSC	0	0	(90,072)	(90,072)	89,709	(363)
MSC	0	0	(21,416)	(21,416)	21,427	11
TDM	0	0	(138,479)	(138,479)	138,040	(439)

PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
MSC	7,400	0	0	7,400	(7,536)	(136)
SAL	9,600	0	0	9,600	(9,791)	(191)
SSB	447	0	0	447	(456)	(9)

Total Borrowings and Other Financing Transactions	$17,447	$0	$(288,464)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT Corn December Futures †	$340.000	11/20/2015	16	$6	$2
Put - CBOT Wheat August Futures †	495.000	07/24/2015	6	1	0
Call - NYMEX Brent Crude Spread February Futures †	71.500	02/29/2016	1	3	5
Call - NYMEX Brent Crude Spread February Futures †	87.000	02/29/2016	1	1	1
Call - NYMEX Brent Crude Spread January Futures †	71.500	01/29/2016	1	3	4
Call - NYMEX Brent Crude Spread January Futures †	87.000	01/29/2016	1	1	1
Call - NYMEX Brent Crude Spread March Futures †	71.500	03/31/2016	1	3	5
Call - NYMEX Brent Crude Spread March Futures †	87.000	03/31/2016	1	1	2
Put - NYMEX Crude December Futures †	48.000	11/17/2015	20	73	24
Call - NYMEX Natural Gas May Futures †	3.500	04/26/2016	16	26	28

				$118	$72

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$105.000	08/21/2015	321	$3	$5
Put - CBOT U.S. Treasury 10-Year Note September Futures	109.000	08/21/2015	23	0	1
Put - CBOT U.S. Treasury 30-Year Bond September Futures	108.000	08/21/2015	19	0	0
Put - CME 90-Day Eurodollar December Futures	99.375	12/14/2015	45	8	6

				$11	$12

Total Purchased Options				$129	$84

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price (1)	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT Soybean August Futures †	$880.000	07/24/2015	7	$(3)	$0
Call - CBOT Soybean August Futures †	980.000	07/24/2015	7	(3)	(26)
Put - CBOT Wheat August Futures †	475.000	07/24/2015	6	(2)	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Description	Strike Price (1)	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT Wheat December Futures †	$460.000	11/20/2015	12	$(6)	$(1)
Call - NYMEX Crude August Futures †	1.000	07/20/2015	2	(1)	0
Put - NYMEX Crude August Futures †	1.000	07/20/2015	2	0	0
Call - NYMEX Crude December Futures †	0.250	11/19/2015	2	(1)	(1)
Put - NYMEX Crude December Futures †	1.000	11/19/2015	2	0	0
Call - NYMEX Crude November Futures †	0.250	10/19/2015	2	0	0
Put - NYMEX Crude November Futures †	1.000	10/19/2015	2	0	0
Call - NYMEX Crude October Futures †	0.250	09/21/2015	2	0	0
Put - NYMEX Crude October Futures †	1.000	09/21/2015	2	0	0
Call - NYMEX Crude September Futures †	0.250	08/19/2015	2	0	0
Put - NYMEX Crude September Futures †	1.000	08/19/2015	2	0	0
Call - NYMEX Gasoline December Futures †	215.000	11/24/2015	4	(6)	(6)
Put - NYMEX Natural Gas August Futures †	2.550	07/28/2015	1	0	0
Put - NYMEX Natural Gas August Futures †	2.600	07/28/2015	2	(1)	(1)
Call - NYMEX Natural Gas August Futures †	3.050	07/28/2015	1	(1)	(1)
Call - NYMEX Natural Gas August Futures †	3.100	07/28/2015	4	(2)	(2)
Call - NYMEX Natural Gas August Futures †	3.150	07/28/2015	2	(1)	(1)
Call - NYMEX Natural Gas November Futures †	3.400	10/27/2015	16	(18)	(19)
Call - NYMEX New York Harbor ULSD Financial February Futures †	2.100	02/29/2016	1	(4)	(5)
Call - NYMEX New York Harbor ULSD Financial February Futures †	250.000	02/29/2016	1	(2)	(2)
Call - NYMEX New York Harbor ULSD Financial January Futures †	2.100	01/29/2016	1	(4)	(5)
Call - NYMEX New York Harbor ULSD Financial January Futures †	250.000	01/29/2016	1	(2)	(1)
Call - NYMEX New York Harbor ULSD Financial March Futures †	2.100	03/31/2016	1	(4)	(6)
Call - NYMEX New York Harbor ULSD Financial March Futures †	250.000	03/31/2016	1	(2)	(2)
Call - NYMEX WTI Crude August Futures †	0.250	07/20/2015	5	(1)	0
Put - NYMEX WTI Crude August Futures †	1.000	07/20/2015	5	(1)	0
Call - NYMEX WTI Crude December Futures †	0.000	11/19/2015	2	0	0
Call - NYMEX WTI Crude December Futures †	0.250	11/19/2015	5	(1)	(1)
Put - NYMEX WTI Crude December Futures †	0.750	11/19/2015	2	0	0
Put - NYMEX WTI Crude December Futures †	1.000	11/19/2015	5	(1)	(1)
Call - NYMEX WTI Crude November Futures †	0.000	10/19/2015	2	0	0
Call - NYMEX WTI Crude November Futures †	0.250	10/19/2015	5	(1)	(1)
Put - NYMEX WTI Crude November Futures †	0.750	10/19/2015	2	0	0
Put - NYMEX WTI Crude November Futures †	1.000	10/19/2015	5	(1)	(1)
Call - NYMEX WTI Crude October Futures †	0.000	09/21/2015	2	0	0
Call - NYMEX WTI Crude October Futures †	0.250	09/21/2015	5	(1)	(1)
Put - NYMEX WTI Crude October Futures †	0.750	09/21/2015	2	0	0
Put - NYMEX WTI Crude October Futures †	1.000	09/21/2015	5	(1)	0
Call - NYMEX WTI Crude September Futures †	0.250	08/19/2015	5	(1)	(1)
Put - NYMEX WTI Crude September Futures †	1.000	08/19/2015	5	(1)	0
Call - NYMEX WTI-Brent Crude Spread August Futures †	4.000	07/15/2015	4	(1)	(2)
Put - NYMEX WTI-Brent Crude Spread August Futures †	9.000	07/15/2015	4	(2)	0

				$(76)	$(87)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$124.000	08/21/2015	28	$(22)	$(13)
Call - CBOT U.S. Treasury 10-Year Note September Futures	127.000	08/21/2015	28	(18)	(22)

				$(40)	$(35)

Total Written Options				$(116)	$(122)

(1)	Strike Price determined when exercised based on predetermined terms.

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	254	$(53)	$0	$0
90-Day Eurodollar December Futures	Short	12/2016	36	(13)	1	0
90-Day Eurodollar March Futures	Short	03/2016	125	(28)	2	0
90-Day Eurodollar March Futures	Short	03/2017	192	(45)	2	0
90-Day Eurodollar September Futures	Short	09/2016	3	(1)	0	0
Aluminum October Futures †	Short	10/2015	29	20	0	0
Arabica Coffee December Futures †	Short	12/2015	4	(7)	0	0
Brent Crude December Futures †	Long	11/2015	9	(2)	13	0
Brent Crude December Futures †	Long	10/2016	16	(15)	14	0
Brent Crude June Futures †	Long	04/2016	1	0	1	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Brent Crude March Futures †	Short	01/2016	14	$(2)	$0	$(17)
Brent Crude March Futures †	Short	01/2017	8	8	0	(6)
Brent Crude November Futures †	Long	10/2015	37	15	53	0
Brent Crude September Futures †	Long	08/2015	42	(1)	63	0
Brent Crude September Futures †	Short	07/2016	8	7	0	(8)
Call Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond September Futures	Long	08/2015	28	(3)	14	0
Call Options Strike @ EUR 157.500 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	28	1	0	(5)
Call Options Strike @ USD 83.000 on Brent Crude January Futures †	Long	12/2015	4	(1)	1	0
Cocoa December Futures †	Long	12/2015	23	62	0	(13)
Cocoa September Futures †	Short	09/2015	9	(16)	6	0
Copper October Futures †	Long	10/2015	5	3	0	0
Corn December Futures †	Short	12/2015	30	(73)	0	(44)
Cotton No. 2 December Futures †	Short	12/2015	2	(1)	0	(1)
Cotton No. 2 March Futures †	Long	03/2016	2	1	1	0
EIA Flat Tax On-Highway Diesel Swap Contracts August Futures †	Short	08/2015	1	(8)	0	(2)
EIA Flat Tax On-Highway Diesel Swap Contracts December Futures †	Short	12/2015	1	(8)	0	(2)
EIA Flat Tax On-Highway Diesel Swap Contracts July Futures †	Short	07/2015	1	(7)	0	(2)
EIA Flat Tax On-Highway Diesel Swap Contracts November Futures †	Short	11/2015	1	(8)	0	(2)
EIA Flat Tax On-Highway Diesel Swap Contracts October Futures †	Short	10/2015	1	(10)	0	(2)
EIA Flat Tax On-Highway Diesel Swap Contracts September Futures †	Short	09/2015	1	(10)	0	(2)
Euro-BTP Italy Government Bond September Futures	Long	09/2015	33	(29)	30	(108)
Euro-Bund 10-Year Bond September Futures	Long	09/2015	1	1	2	0
Euro-Mill Wheat December Futures †	Long	12/2015	33	30	23	0
Euro-Mill Wheat September Futures †	Long	09/2015	27	34	20	0
Gas Oil December Futures †	Long	12/2015	4	(5)	3	0
Gas Oil October Futures †	Short	10/2015	4	6	0	(3)
Gas Oil September Futures †	Short	09/2015	4	5	0	(3)
Gold 100 oz. August Futures †	Short	08/2015	4	4	10	0
Gold 100 oz. December Futures †	Short	12/2015	9	26	7	0
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap August Futures †	Long	08/2015	1	10	2	0
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap December Futures †	Long	12/2015	1	10	2	0
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap July Futures †	Long	07/2015	1	9	2	0
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap November Futures †	Long	11/2015	1	10	2	0
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap October Futures †	Long	10/2015	1	11	2	0
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap September Futures †	Long	09/2015	1	11	2	0
Hard Red Spring Wheat September Futures †	Long	09/2015	7	26	7	0
Hard Red Winter Wheat September Futures †	Long	09/2015	10	46	14	0
Henry Hub Natural Gas April Futures †	Long	03/2016	39	(15)	0	0
Henry Hub Natural Gas Swap April Futures †	Long	03/2016	9	(25)	0	0
Henry Hub Natural Gas Swap April Futures †	Long	03/2019	3	(9)	0	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2016	9	(23)	0	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2019	3	(9)	0	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	9	(17)	0	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2019	3	(9)	0	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2016	9	(21)	0	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2019	3	(9)	0	0
Henry Hub Natural Gas Swap January Futures †	Long	12/2015	9	(21)	0	0
Henry Hub Natural Gas Swap January Futures †	Long	12/2018	3	(9)	0	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2016	9	(23)	0	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2019	3	(9)	0	0
Henry Hub Natural Gas Swap June Futures †	Long	05/2016	9	(24)	0	0
Henry Hub Natural Gas Swap June Futures †	Long	05/2019	3	(9)	0	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2016	9	(22)	0	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2019	3	(9)	0	0
Henry Hub Natural Gas Swap May Futures †	Long	04/2016	9	(25)	0	0
Henry Hub Natural Gas Swap May Futures †	Long	04/2019	3	(9)	0	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	9	(21)	0	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2019	3	(9)	0	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2016	9	(23)	0	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2019	3	(9)	0	0
Henry Hub Natural Gas Swap September Futures †	Long	08/2016	9	(23)	0	0
Henry Hub Natural Gas Swap September Futures †	Long	08/2019	3	(9)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap April Futures †	Long	04/2016	1	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures †	Long	08/2015	3	0	1	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures †	Long	08/2016	1	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures †	Long	12/2015	3	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures †	Long	12/2016	1	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap February Futures †	Long	02/2016	1	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap January Futures †	Long	01/2016	1	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures †	Long	07/2015	3	(1)	1	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures †	Long	07/2016	1	0	0	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
LLS (Argus) vs. WTI Spread Calendar Swap June Futures †	Long	06/2016	1	$0	$0	$0
LLS (Argus) vs. WTI Spread Calendar Swap March Futures †	Long	03/2016	1	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap May Futures †	Long	05/2016	1	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures †	Long	11/2015	3	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures †	Long	11/2016	1	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures †	Long	10/2015	3	0	1	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures †	Long	10/2016	1	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures †	Long	09/2015	3	0	1	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures †	Long	09/2016	1	0	0	0
Natural Gas April Futures †	Long	03/2017	2	1	0	0
Natural Gas August Futures †	Long	07/2015	34	(1)	9	0
Natural Gas December Futures †	Short	11/2015	10	(8)	0	(1)
Natural Gas January Futures †	Short	12/2015	6	10	0	0
Natural Gas March Futures †	Short	02/2016	23	14	0	(1)
Natural Gas March Futures †	Short	02/2017	2	(1)	0	0
Natural Gas October Futures †	Short	09/2015	13	(19)	0	(3)
Natural Gas September Futures †	Short	08/2015	34	3	0	(8)
New York Harbor ULSD December Futures †	Long	11/2015	16	36	30	0
New York Harbor ULSD June Futures †	Short	05/2016	1	2	0	(1)
New York Harbor ULSD March Futures †	Long	02/2016	1	(2)	2	0
New York Harbor ULSD October Futures †	Short	09/2015	3	7	0	(6)
Nickel October Futures †	Long	10/2015	4	(19)	0	0
Platinum October Futures †	Long	10/2015	26	(13)	0	(4)
Put Options Strike @ EUR 147.000 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	28	7	10	0
Put Options Strike @ USD 54.000 on Brent Crude December Futures †	Short	11/2015	7	13	2	0
Put Options Strike @ USD 55.000 on Brent Crude December Futures †	Short	11/2015	13	36	4	0
RBOB Gasoline December Futures †	Short	11/2015	26	(33)	0	(35)
RBOB Gasoline March Futures †	Long	02/2016	9	(1)	11	0
RBOB Gasoline November Futures †	Short	10/2015	44	(22)	0	(59)
RBOB Gasoline September Futures †	Short	08/2015	39	(72)	0	(69)
Silver December Futures †	Long	12/2015	1	(2)	0	(1)
Soybean January Futures †	Short	01/2016	11	(30)	0	(31)
Soybean March Futures †	Long	03/2016	20	72	50	0
Soybean May Futures †	Long	05/2016	11	19	20	0
Soybean November Futures †	Short	11/2015	18	(83)	0	(52)
Soybean Oil December Futures †	Short	12/2015	3	(2)	0	(1)
Soybean Oil March Futures †	Long	03/2016	3	1	1	0
Sugar No. 11 February Futures †	Short	02/2016	10	(4)	0	(4)
Sugar No. 11 October Futures †	Short	09/2015	37	37	0	(17)
U.S. Treasury 10-Year Note September Futures	Long	09/2015	321	(303)	0	(10)
U.S. Treasury 30-Year Bond September Futures	Short	09/2015	26	2	4	0
Wheat December Futures †	Short	12/2015	25	(133)	0	(39)
Wheat September Futures †	Short	09/2015	27	(153)	0	(44)
WTI Crude August Futures †	Short	07/2015	14	25	0	(16)
WTI Crude December Futures †	Short	11/2015	139	(136)	0	(153)
WTI Crude December Futures †	Long	11/2016	52	(12)	41	0
WTI Crude December Futures †	Long	11/2017	16	3	10	0
WTI Crude December Futures †	Short	11/2018	9	(3)	0	(4)
WTI Crude June Futures †	Long	05/2016	80	(558)	76	0
WTI Crude June Futures †	Short	05/2017	3	0	0	(1)
WTI Crude March Futures †	Long	02/2016	11	(7)	11	0
WTI Crude November Futures †	Short	10/2015	4	(4)	0	(4)
WTI Crude October Futures †	Long	09/2015	14	4	16	0
WTI Crude September Futures †	Short	08/2015	19	9	0	(22)
WTI Crude September Futures †	Long	08/2016	23	(15)	20	0
Zinc October Futures †	Long	10/2015	5	(6)	0	0

Total Futures Contracts				$(1,718)	$620	$(806)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020		$1,386	$88	$2	$2	$(1)
CDX.IG-24 5-Year Index	1.000%	06/20/2020		3,900	57	2	1	0
iTraxx Europe 23 5-Year Index	1.000%	06/20/2020	EUR	7,100	98	(50)	0	(33)

					$243	$(46)	$3	$(34)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.300%	05/06/2017	$	27,800	$(39)	$(40)	$2	$0
Receive	3-Month USD-LIBOR	1.500%	12/16/2017		66,600	(354)	(91)	4	0
Pay	3-Month USD-LIBOR	2.000%	12/16/2020		500	0	1	0	0
Receive	3-Month USD-LIBOR †	2.500%	12/16/2025		40,500	321	(184)	28	(2)
Pay	3-Month USD-LIBOR	2.670%	07/13/2045		290	(17)	(1)	0	(1)
Receive	3-Month USD-LIBOR	2.750%	12/16/2045		20,000	1,028	(149)	49	0
Pay	3-Month USD-LIBOR	2.750%	12/16/2045		1,400	(67)	8	0	(4)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	13,200	655	815	0	(153)
Pay	6-Month EUR-EURIBOR	1.500%	03/16/2046		400	(27)	(107)	11	0
Receive	6-Month GBP-LIBOR	1.250%	06/17/2017	GBP	11,100	(53)	17	0	(22)
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017		6,400	(55)	8	0	(16)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		2,840	86	(34)	0	(51)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2045		4,960	652	481	0	(178)
Receive	28-Day MXN-TIIE	4.035%	02/03/2017	MXN	156,900	(10)	(46)	0	(10)
Pay	28-Day MXN-TIIE	5.145%	04/02/2020		69,300	(23)	(19)	24	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		95,400	(28)	(135)	44	0
Pay	28-Day MXN-TIIE	5.675%	11/09/2021		37,500	(8)	(66)	17	0
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		1,600	(1)	(4)	1	0
Pay	28-Day MXN-TIIE	5.750%	12/06/2021		7,300	0	4	3	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029		10,300	(2)	(24)	9	0

						$2,058	$434	$192	$(437)

Total Swap Agreements						$2,301	$388	$195	$(471)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(h)	Securities with an aggregate market value of $3,811 and cash of $5,791 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (5)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
PIMCO CommodityRealReturn® Strategy Portfolio (6)	$12	$65	$197	$274	$(35)	$(128)	$(471)	$(634)
PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary) (6)	72	556	0	628	(87)	(678)	0	(765)

Total Exchange-Traded or Centrally Cleared	$84	$621	$197	$902	$(122)	$(806)	$(471)	$(1,399)

(5)	Unsettled variation margin asset of $1 for closed futures and unsettled variation margin asset of $2 for closed swap agreements is outstanding at period end.
(6)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2015		JPY	387,600	$		3,135	$0	$(32)

BPS	07/2015		BRL	11,433			3,690	13	0
	07/2015		MXN	59,918			3,864	53	0
	07/2015	$		3,666		BRL	11,433	15	(4)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
	07/2015		$		3,127		JPY	387,600	$40	$0
	08/2015			BRL	7,063	$		2,250	5	0
	08/2015			JPY	387,600			3,128	0	(40)

BRC	07/2015			PLN	2,481			648	0	(11)
	07/2015		$		3,898		INR	247,339	0	(19)
	07/2015			ZAR	3,561	$		291	0	0

CBK	07/2015			AUD	607			463	0	(6)
	07/2015			BRL	1,735			559	1	0
	07/2015			GBP	12,374			19,018	0	(424)
	07/2015			MXN	2,286			148	3	0
	07/2015		$		550		BRL	1,735	8	0
	07/2015				3,883		EUR	3,431	0	(58)
	07/2015				148		MXN	2,275	0	(3)
	09/2015			MXN	26,692	$		1,688	1	0
	01/2016			BRL	4,074			1,220	0	(10)

DUB	07/2015				12,397			4,282	295	0
	07/2015			KRW	1,907,165			1,761	59	0
	07/2015		$		3,996		BRL	12,397	0	(8)

FBF	07/2015			BRL	722	$		265	32	0
	07/2015		$		233		BRL	722	0	0
	08/2015			EUR	59,181	$		66,029	15	0

GLM	07/2015			BRL	4,099			1,330	12	0
	07/2015			NZD	3,853			2,736	125	0
	07/2015		$		1,316		BRL	4,099	4	(2)
	08/2015			EUR	3,216	$		3,601	14	0

HUS	07/2015			COP	1,272,206			498	11	0
	07/2015	†		EUR	765			853	0	0
	08/2015	†	$		853		EUR	765	0	0

JPM	07/2015			EUR	595	$		676	12	0
	07/2015	†	$		316		CAD	395	0	0
	07/2015				3,503		EUR	3,189	65	(13)
	07/2015				19,477		GBP	12,374	0	(34)
	07/2015				3,060		INR	197,354	35	0
	07/2015				1,140		PLN	4,280	0	(2)
	08/2015			GBP	12,374	$		19,472	34	0

NGF	07/2015			MXN	27,733			1,794	30	0

SCX	07/2015			EUR	10,083			11,299	58	0
	07/2015		$		5,623		MXN	87,662	0	(48)
	08/2015				11,303		EUR	10,083	0	(58)
	08/2015				5,461		INR	354,008	63	0
	09/2015			MXN	87,662	$		5,591	48	0

TOR	07/2015			BRL	5,080			1,637	3	0
	07/2015		$		1,638		BRL	5,079	0	(4)

UAG	07/2015			BRL	1,278	$		415	4	0
	07/2015		$		412		BRL	1,278	0	(1)
	07/2015	†			5,367		EUR	4,823	50	(40)
	08/2015			EUR	146	$		162	0	(1)
	08/2015	†	$		63		EUR	57	0	0
	08/2015				441		GBP	281	0	0

Total Forward Foreign Currency Contracts									$1,108	$(818)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950%	12/15/2015	$ 12,700	$16	$13

FAR	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.670%	07/09/2015	2,500	41	156

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950%	12/15/2015	8,800	10	10
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.800%	01/19/2016	18,900	30	20
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.865%	08/11/2015	3,000	50	119
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017	3,000	420	467

							$567	$785

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
BPS	Put - OTC Natural Gas December Futures †	$45.000	11/27/2015	$27	$1	$0
	Put - OTC Natural Gas January Futures †	45.000	12/30/2015	30	1	1
	Put - OTC Natural Gas November Futures †	45.000	10/29/2015	27	1	1

GST	Put - OTC Live Cattle December Futures †	140.000	12/04/2015	80	2	1
	Put - OTC WTI Crude December Futures †	48.000	11/17/2015	4	14	5

MAC	Put - OTC Live Cattle December Futures †	140.000	12/04/2015	120	2	1

SOG	Put - OTC Natural Gas December Futures †	44.000	11/27/2015	80	1	1
	Put - OTC Natural Gas December Futures †	45.000	11/27/2015	79	2	1
	Put - OTC Natural Gas January Futures †	44.000	12/30/2015	90	1	1
	Put - OTC Natural Gas January Futures †	45.000	12/30/2015	90	2	1
	Put - OTC Natural Gas November Futures †	44.000	10/29/2015	82	1	1
	Put - OTC Natural Gas November Futures †	45.000	10/29/2015	82	2	2

					$30	$16

Total Purchased Options					$597	$801

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015	EUR	1,100	$(2)	$(4)

BRC	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		1,100	(2)	(4)
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		2,100	(5)	(7)

CBK	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	08/19/2015		2,000	(5)	(5)

FBF	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		900	(2)	(3)

GST	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		1,100	(2)	(4)
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		9,100	(15)	(32)

JPM	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		1,000	(2)	(3)

							$(35)	$(62)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Call - OTC EUR versus USD	$	1.150	07/02/2015	EUR 2,070	$(8)	$0
	Put - OTC EUR versus USD		1.110	07/20/2015	3,656	(19)	(44)
	Call - OTC EUR versus USD		1.170	07/20/2015	3,656	(20)	(4)

BRC	Call - OTC EUR versus USD		1.150	07/15/2015	880	(7)	(2)

DUB	Call - OTC USD versus BRL	BRL	2.680	07/01/2015	$ 2,020	(48)	(280)

FBF	Put - OTC USD versus BRL		2.850	07/16/2015	1,388	(10)	0
	Call - OTC USD versus BRL		4.000	03/17/2016	3,500	(148)	(56)

UAG	Call - OTC EUR versus USD	$	1.150	07/02/2015	EUR 1,950	(11)	0

						$(271)	$(386)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	233.049	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$700	$(6)	$(3)

CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	12,100	(108)	(7)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	1,000	(13)	(1)

DUB	Cap - OTC CPURNSA Index	236.119	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/01/2016	1,200	(1)	(1)
	Floor - OTC YOY CPURNSA Index	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	900	(9)	(5)

GLM	Cap - OTC CPALEMU Index	117.930	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	1,400	0	(54)

JPM	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	600	(4)	(2)
	Floor - OTC YOY CPURNSA Index	234.810	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	4,600	(52)	(50)

						$(193)	$(123)

(1)	YOY options may have a series of expirations.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.050%	07/13/2015	$	6,500	$(30)	$(1)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.950%	07/13/2015		8,400	(29)	(10)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350%	09/30/2015		3,600	(23)	(33)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	09/30/2015		3,600	(31)	(23)

FAR	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.170%	07/09/2015		2,500	(43)	0

GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400%	07/15/2015		1,500	(5)	(19)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350%	09/30/2015		1,100	(7)	(10)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	09/30/2015		1,100	(10)	(7)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750%	08/20/2015	GBP	1,600	(14)	(4)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.400%	08/20/2015		1,600	(14)	(14)

JPM	Call - OTC 5-Year Interest Rate Swap (Effective 09/16/2020)	3-Month USD-LIBOR	Receive	2.910%	09/14/2015	$	7,400	(23)	(23)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.900%	09/09/2015	GBP	1,800	(18)	(14)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.520%	01/19/2016	$	18,900	(11)	(5)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.660%	01/19/2016		18,900	(19)	(10)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.950%	07/13/2015		15,700	(53)	(19)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017		12,600	(420)	(420)
	Call - OTC 5-Year Interest Rate Swap (Effective 09/16/2020)	3-Month USD-LIBOR	Receive	2.910%	09/14/2015		11,600	(45)	(37)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.365%	08/11/2015		3,000	(49)	(3)

								$(844)	$(652)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC Brent Crude February Futures †	$	58.000	12/30/2015	$1	$(1)	$(1)
	Put - OTC Brent Crude January Futures †		58.000	11/27/2015	0	(1)	(1)
	Put - OTC Brent Crude October Futures †		58.000	10/29/2015	0	(1)	(1)
	Put - OTC Gold 100 oz. October Futures †		120.000	09/14/2015	0	(1)	(1)

GST	Put - OTC Brent Crude December Futures †		54.000	11/10/2015	2	(7)	(3)
	Put - OTC Brent Crude December Futures †		55.000	11/10/2015	2	(9)	(3)
	Put - OTC Gold 100 oz. August Futures †		65.000	07/13/2015	0	(4)	(7)
	Put - OTC Lean Hogs December Futures †		56.000	12/14/2015	200	(4)	(3)

MAC	Put - OTC Brent Crude February Futures †		58.000	12/30/2015	1	(2)	(3)
	Put - OTC Brent Crude February Futures †		59.000	12/30/2015	1	(2)	(3)
	Put - OTC Brent Crude January Futures †		58.000	11/27/2015	1	(2)	(2)
	Put - OTC Brent Crude January Futures †		59.000	11/27/2015	1	(2)	(3)
	Put - OTC Brent Crude October Futures †		58.000	10/29/2015	1	(2)	(2)
	Put - OTC Brent Crude October Futures †		59.000	10/29/2015	1	(2)	(2)
	Put - OTC Lean Hogs December Futures †		60.000	12/14/2015	280	(4)	(7)

						$(44)	$(42)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GST	Call - OTC SPGCENP Index †	0.734	08/11/2015	$ 210,000	$(9)	$0
	Call - OTC SPGCICP Index †	0.360	07/09/2015	130,000	(5)	0
	Call - OTC SPGCICP Index †	0.407	08/11/2015	260,000	(10)	0
	Call - OTC SPGCNGP Index †	1.103	08/06/2015	1,400	(3)	0

					$(27)	$0

Total Written Options					$(1,414)	$(1,265)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	202	$1,485,680	EUR	12,100	GBP	0	$(1,765)
Sales	646	747,763		86,232		5,000	(2,042)
Closing Buys	(90)	(43,464)		(9,400)		0	1,207
Expirations	(446)	(1,442,360)		(28,286)		0	890
Exercised	(98)	(1,320)		(28,634)		0	180

Balance at End of Period	214	$746,299	EUR	32,012	GBP	5,000	$(1,530)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Pay	LLSBRT 2H15 †	$2.750	12/31/2015	684	$0	$0	$0	$0
	Receive	LLSBRT CAL15 †	8.150	12/31/2015	6,000	0	36	36	0

BPS	Receive	EUROBOBCO 2Q3Q16 †	9.000	09/30/2016	12,000	0	3	3	0
	Receive	EURTOP 1Q16 †	2.070	03/31/2016	14,100	0	2	2	0
	Receive	EURTOP 4Q15 †	2.070	12/31/2015	14,100	0	4	4	0
	Pay	GOLDLNPM Index †	1,224.700	11/18/2015	200	0	10	10	0
	Pay	LLSBRT 2H15 †	2.550	12/31/2015	1,074	0	0	0	0
	Receive	PLTMLNPM Index †	1,177.500	11/18/2015	200	0	(20)	0	(20)

CBK	Pay	LLSBRT 2H15 †	2.500	12/31/2015	534	0	0	0	0

GST	Receive	EURTOP 1Q16 †	1.940	03/31/2016	3,000	0	1	1	0
	Receive	EURTOP 1Q16 †	2.040	03/31/2016	3,000	0	0	0	0
	Receive	EURTOP 1Q16 †	2.150	03/31/2016	900	0	0	0	0
	Receive	EURTOP 4Q15 †	1.940	12/31/2015	3,000	0	1	1	0
	Receive	EURTOP 4Q15 †	2.040	12/31/2015	3,000	0	1	1	0
	Receive	EURTOP 4Q15 †	2.150	12/31/2015	900	0	0	0	0
	Pay	LLSBRT 2H15 †	3.000	12/31/2015	990	0	(1)	0	(1)
	Pay	LLSBRT 2H15 †	2.400	12/31/2015	642	0	0	0	0

JPM	Receive	EUROBOBCO 2Q3Q16 †	8.950	09/30/2016	3,000	0	1	1	0
	Pay	LLSBRT 2H15 †	2.300	12/31/2015	1,506	0	0	0	0

MAC	Receive	CUAC 1Q16 †	25.750	03/31/2016	69,000	0	5	5	0
	Receive	CUAC 1Q16 †	28.000	03/31/2016	117,000	0	6	6	0
	Receive	CUAC 1Q16 †	29.000	03/31/2016	117,000	0	5	5	0
	Receive	CUAC 4Q15 †	41.500	12/31/2015	243,000	0	(8)	0	(8)

MYC	Pay	LLSBRT CAL15 †	3.300	12/31/2015	570	0	(1)	0	(1)

						$0	$45	$75	$(30)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	Cardinal Health, Inc.	(0.590)%	06/20/2017	0.079%	$400	$0	$(4)	$0	$(4)

GST	RPM International, Inc.	(1.500)%	03/20/2018	0.400%	1,000	0	(30)	0	(30)

						$0	$(34)	$0	$(34)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	Italy Government International Bond	1.000%	03/20/2019	1.096%	$ 4,300	$(74)	$60	$0	$(14)

GST	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	3.394%	600	(41)	31	0	(10)
	Sberbank of Russia Via SB Capital S.A.	1.000%	03/20/2016	3.941%	100	(6)	4	0	(2)

JPM	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	3.394%	400	(29)	22	0	(7)

						$(150)	$117	$0	$(33)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.430%	06/15/2030	GBP	600	$0	$7	$7	$0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		1,900	(4)	67	63	0
	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	1,500	(2)	2	0	0

BPS	Pay	1-Month GBP-UKRPI	3.400%	06/15/2030	GBP	800	4	(2)	2	0
	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	5,500	3	(3)	0	0
	Pay	3-Month USD-CPURNSA Index	1.560%	11/05/2016	$	1,400	0	(23)	0	(23)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016		1,700	0	(40)	0	(40)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017		8,700	20	(478)	0	(458)

BRC	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	9,900	(1)	0	0	(1)

CBK	Pay	1-Month GBP-UKRPI	3.190%	04/15/2030	GBP	1,500	0	(62)	0	(62)
	Pay	1-Month GBP-UKRPI	3.350%	05/15/2030		1,400	0	(5)	0	(5)
	Pay	1-Month GBP-UKRPI	3.430%	06/15/2030		700	0	8	8	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		300	(10)	20	10	0

DUB	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	17,100	(8)	7	0	(1)
	Receive	3-Month USD-CPURNSA Index	1.728%	12/19/2015	$	5,100	0	(88)	0	(88)
	Receive	3-Month USD-CPURNSA Index	0.070%	12/22/2015		2,300	0	1	1	0
	Pay	3-Month USD-CPURNSA Index	1.485%	11/19/2016		28,300	0	(419)	0	(419)
	Pay	3-Month USD-CPURNSA Index	1.480%	11/20/2016		4,500	0	(66)	0	(66)
	Pay	3-Month USD-CPURNSA Index	1.473%	11/21/2016		3,800	0	(55)	0	(55)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016		1,200	0	(28)	0	(28)
	Receive	3-Month USD-CPURNSA Index	1.845%	11/29/2016		4,700	0	(114)	0	(114)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022		1,200	10	(113)	0	(103)
	Receive	3-Month USD-CPURNSA Index	2.560%	05/08/2023		13,100	0	(1,125)	0	(1,125)

FBF	Pay	1-Month GBP-UKRPI	3.353%	05/15/2030	GBP	300	0	(1)	0	(1)
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		800	(7)	34	27	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		100	0	6	6	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		100	0	(1)	0	(1)

GLM	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030		2,360	0	(92)	0	(92)
	Pay	1-Month GBP-UKRPI	3.400%	06/15/2030		500	2	0	2	0
	Pay	1-Month GBP-UKRPI	3.358%	04/15/2035		300	0	(13)	0	(13)
	Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017	$	2,900	0	(147)	0	(147)

HUS	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	10,400	(11)	10	0	(1)
	Pay	1-Year BRL-CDI	13.220%	01/02/2018		12,700	0	5	5	0

JPM	Pay	1-Month GBP-UKRPI	3.400%	06/15/2030	GBP	100	0	0	0	0
	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044		300	2	11	13	0
	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	13,700	(18)	17	0	(1)

MYC	Pay	1-Month GBP-UKRPI	3.320%	05/15/2030	GBP	1,200	0	(14)	0	(14)
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		200	2	5	7	0
	Pay	3-Month USD-CPURNSA Index	1.533%	11/07/2016	$	13,500	1	(218)	0	(217)

							$(17)	$(2,907)	$151	$(3,075)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	BCOMTR Index †	247,988	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	$	50,086	$1,206	$1,206	$0

BPS	Receive	BCOMF1T Index †	15,078	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		5,800	142	142	0
	Receive	BCOMTR Index †	49,653	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		10,028	242	242	0

CBK	Receive	BCOMF1T Index †	105	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		40	1	1	0
	Receive	BCOMTR Index †	147,776	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		29,846	0	0	0
	Receive	BCOMTR2 Index †	48,060	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		10,674	254	254	0

FBF	Receive	BCOMTR Index †	128,716	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		25,997	626	626	0

GLM	Receive	BCOMF1T Index †	4,677	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		1,799	44	44	0
	Receive	BCOMTR Index †	50,777	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		10,255	266	266	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	BCOMTR11A Index †	140,382	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	$	37,497	$903	$903	$0

JPM	Receive	BCOMCO1 Index †	7,525	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		2,645	(15)	0	(15)
	Pay	BCOMCOT Index †	3,576	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		2,659	21	21	0
	Receive	BCOMF1T Index †	672	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		258	6	6	0
	Receive	BCOMTR Index †	111,667	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		22,553	543	543	0
	Receive	JMABFNJ1 Index †	201,476	0.350%	08/17/2015		20,532	(585)	0	(585)
	Receive	JMABNICP Index †	15,262	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		7,987	168	168	0

MAC	Receive	BCOMTR Index †	51,425	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		10,386	0	0	0
	Receive	BCOMTR1 Index †	113,048	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		12,595	303	303	0
	Receive	BCOMTR2 Index †	64,987	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		7,036	168	168	0
	Receive	BCOMXGRT Index †	136,584	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		10,435	200	200	0

MYC	Receive	BCOMTR Index †	241,799	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		48,836	1,176	1,176	0
	Receive	BCOMTR1 Index †	234,163	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		51,875	1,249	1,249	0
	Receive	BCOMTR2 Index †	412,422	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		90,996	2,168	2,168	0

								$9,086	$9,686	$(600)

(6)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	GOLDLNPM Index †(7)	3.098%	08/03/2015	$	284	$0	$4	$4	$0
	Receive	SLVRLND Index †(7)	6.452%	08/03/2015		197	0	(2)	0	(2)

DUB	Pay	SPGCCLP Index †(7)	6.376%	11/17/2015		150	0	(17)	0	(17)
	Receive	WTI Crude December Futures †(7)	4.203%	11/17/2015		180	0	15	15	0

GST	Pay	GOLDLNPM Index †(7)	6.126%	11/25/2015		170	0	7	7	0
	Pay	GOLDLNPM Index †(7)	7.784%	03/24/2020		358	0	1	1	0
	Pay	GOLDLNPM Index †(7)	7.840%	04/06/2020		178	0	1	1	0
	Pay	GOLDLNPM Index †(7)	7.840%	04/09/2020		179	0	1	1	0
	Pay	GOLDLNPM Index †(7)	7.896%	04/14/2020		178	0	1	1	0
	Pay	GOLDLNPM Index †(7)	7.981%	04/22/2020		1,416	0	6	6	0
	Pay	GOLDLNPM Index †(7)	8.585%	04/27/2020		1,024	0	10	10	0
	Pay	GOLDLNPM Index †(7)	8.703%	04/28/2020		339	0	4	4	0
	Pay	Natural Gas August Futures †(7)	17.724%	07/28/2015		80	0	0	0	0
	Receive	SLVRLND Index †(7)	10.890%	11/25/2015		130	0	(5)	0	(5)

JPM	Pay	GOLDLNPM Index †(7)	10.890%	04/29/2020		303	0	9	9	0
	Pay	GOLDLNPM Index †(7)	11.156%	05/07/2020		599	0	20	20	0

MYC	Pay	GOLDLNPM Index †(7)	3.276%	09/18/2015		276	0	3	3	0
	Pay	GOLDLNPM Index †(7)	5.406%	04/21/2016		910	0	24	24	0
	Pay	Natural Gas August Futures †(7)	18.063%	07/28/2015		118	0	1	1	0
	Receive	SLVRLND Index †(7)	5.382%	09/18/2015		215	0	2	2	0
	Receive	SLVRLND Index †(7)	9.151%	04/21/2016		700	0	(10)	0	(10)

							$0	$75	$109	$(34)

Total Swap Agreements							$(167)	$6,382	$10,021	$(3,806)

(7)	Variance Swap

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(j)	Securities with an aggregate market value of $3,870 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (8)
PIMCO CommodityRealReturn® Strategy Portfolio
BOA	$0	$0	$70	$70	$(32)	$0	$(14)	$(46)	$24	$0	$24
BPS	126	0	2	128	(44)	(55)	(521)	(620)	(492)	654	162
BRC	0	0	0	0	(30)	(13)	(1)	(44)	(44)	0	(44)
CBK	13	13	18	44	(501)	(14)	(67)	(582)	(538)	838	300
DUB	354	0	1	355	(8)	(352)	(2,003)	(2,363)	(2,008)	1,717	(291)
FAR	0	156	0	156	0	0	0	0	156	0	156
FBF	47	0	33	80	0	(59)	(2)	(61)	19	83	102
GLM	155	0	2	157	(2)	(108)	(252)	(362)	(205)	264	59
GST	0	0	0	0	0	(36)	(42)	(78)	(78)	0	(78)
HUS	11	0	5	16	0	0	(1)	(1)	15	0	15
JPM	146	0	13	159	(49)	(92)	(8)	(149)	10	0	10
MYC	0	616	7	623	0	(494)	(231)	(725)	(102)	143	41
NGF	30	0	0	30	0	0	0	0	30	0	30
SCX	169	0	0	169	(106)	0	0	(106)	63	0	63
TOR	3	0	0	3	(4)	0	0	(4)	(1)	0	(1)
UAG	35	0	0	35	(42)	0	0	(42)	(7)	0	(7)

PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
BOA	0	0	1,242	1,242	0	0	0	0	1,242	(270)	972
BPS	0	2	407	409	0	(4)	(22)	(26)	383	0	383
CBK	0	0	255	255	0	0	0	0	255	(260)	(5)
DUB	0	0	15	15	0	0	(17)	(17)	(2)	0	(2)
FBF	0	0	626	626	0	0	0	0	626	0	626
GLM	0	0	1,213	1,213	0	0	0	0	1,213	(310)	903
GST	0	6	34	40	0	(16)	(6)	(22)	18	0	18
JPM	0	0	768	768	0	0	(600)	(600)	168	0	168
MAC	0	1	687	688	0	(22)	(8)	(30)	658	(260)	398
MYC	0	0	4,623	4,623	0	0	(11)	(11)	4,612	(880)	3,732
SOG	0	7	0	7	0	0	0	0	7	0	7
UAG	19	0	0	19	0	0	0	0	19	0	19

Total Over the Counter	$1,108	$801	$10,021	$11,930	$(818)	$(1,265)	$(3,806)	$(5,889)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$72	$0	$0	$0	$12	$84
Futures	556	0	0	0	65	621
Swap Agreements	0	3	0	0	194	197

	$628	$3	$0	$0	$271	$902

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,108	$0	$1,108
Purchased Options	16	0	0	0	785	801
Swap Agreements	9,870	0	0	0	151	10,021

	$9,886	$0	$0	$1,108	$936	$11,930

	$10,514	$3	$0	$1,108	$1,207	$12,832

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	27

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$87	$0	$0	$0	$35	$122
Futures	683	0	0	0	123	806
Swap Agreements	0	34	0	0	437	471

	$770	$34	$0	$0	$595	$1,399

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$818	$0	$818
Written Options	42	62	0	386	775	1,265
Swap Agreements	664	67	0	0	3,075	3,806

	$706	$129	$0	$1,204	$3,850	$5,889

	$1,476	$163	$0	$1,204	$4,445	$7,288

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(36)	$0	$0	$0	$(3)	$(39)
Written Options	312	0	0	0	44	356
Futures	1,339	0	(6)	0	(1,016)	317
Swap Agreements	0	(18)	0	0	(5,059)	(5,077)

	$1,615	$(18)	$(6)	$0	$(6,034)	$(4,443)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,973	$0	$7,973
Purchased Options	(517)	0	0	0	(226)	(743)
Written Options	596	28	0	128	34	786
Swap Agreements	(37,583)	(37)	0	14	354	(37,252)

	$(37,504)	$(9)	$0	$8,115	$162	$(29,236)

	$(35,889)	$(27)	$(6)	$8,115	$(5,872)	$(33,679)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(47)	$0	$0	$0	$2	$(45)
Written Options	(118)	0	0	0	7	(111)
Futures	(1,329)	0	4	0	(121)	(1,446)
Swap Agreements	0	(50)	0	0	5,349	5,299

	$(1,494)	$(50)	$4	$0	$5,237	$3,697

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,549)	$0	$(1,549)
Purchased Options	492	0	0	0	318	810
Written Options	(510)	(41)	0	(40)	100	(491)
Swap Agreements	31,353	(0)	0	0	(202)	31,151

	$31,335	$(41)	$0	$(1,589)	$216	$29,921

	$29,841	$(91)	$4	$(1,589)	$5,453	$33,618

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$30,404	$0	$30,404
Industrials	0	1,675	0	1,675
Utilities	0	5,852	0	5,852
U.S. Government Agencies	0	15,128	0	15,128
U.S. Treasury Obligations	0	420,066	0	420,066
Mortgage-Backed Securities	0	23,037	0	23,037
Asset-Backed Securities	0	15,980	2,915	18,895
Sovereign Issues	0	60,367	0	60,367
Short-Term Instruments
Certificates of Deposit	0	8,238	0	8,238
Repurchase Agreements	0	17,447	0	17,447
Short-Term Notes	0	3,200	0	3,200
U.S. Treasury Bills	0	12,241	0	12,241
	$0	$613,635	$2,915	$616,550

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$80,175	$0	$0	$80,175

Total Investments	$80,175	$613,635	$2,915	$696,725

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(13,842)	$0	$(13,842)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	698	201	0	899
Over the counter	0	11,921	9	11,930
	$698	$12,122	$9	$12,829

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(893)	(506)	0	(1,399)
Over the counter	(23)	(5,840)	(26)	(5,889)
	$(916)	$(6,346)	$(26)	$(7,288)

Totals	$79,957	$605,569	$2,898	$688,424

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements

1. ORGANIZATION

The PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class, Advisor Class, and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income(loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Consolidated Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Consolidated Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets.

Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Consolidated Statement of Cash Flows. The Consolidated Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Consolidated Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises The Portfolio may invest in securities of U.S. Government agencies or

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional

(i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$16	$0	$(16)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

Investments in PIMCO Short-Term Floating NAV III Portfolio

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$1,533	$253,729	$(175,100)	$20	$(7)	$80,175	$28	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price

SEMIANNUAL REPORT	JUNE 30, 2015	37

Notes to Financial Statements (Cont.)

on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

SEMIANNUAL REPORT	JUNE 30, 2015	39

Notes to Financial Statements (Cont.)

Commodity Forward Swap Agreements  The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying reference commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying reference commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized

SEMIANNUAL REPORT	JUNE 30, 2015	41

Notes to Financial Statements (Cont.)

price variance, the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared

SEMIANNUAL REPORT	JUNE 30, 2015	43

Notes to Financial Statements (Cont.)

Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION

PIMCO Cayman Commodity Portfolio I, Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of June 30, 2015 of the Commodity Subsidiary to the Portfolio (amounts in thousands).

Date of Incorporation	07/21/2006
Subscription Agreement	08/01/2006
Consolidated Portfolio Net Assets	$443,514
Subsidiary % of Consolidated Portfolio Net Assets	20.0%
Subsidiary Financial Statement Information
Total assets	$92,852
Total liabilities	4,327
Net assets	$88,525
Total income	(130)
Net investment income (loss)	(391)
Net realized gain (loss)	(35,989)
Net change in unrealized appreciation (depreciation)	30,379
Increase (decrease) in net assets resulting from operations	$(6,001)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries, administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver by PIMCO. For the period ended June 30, 2015, the amount was $241,787.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$5,641	$14,297

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to

SEMIANNUAL REPORT	JUNE 30, 2015	45

Notes to Financial Statements (Cont.)

the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$383,968	$393,523	$48,625	$40,696

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	269	$1,253	474	$3,000
Administrative Class	8,161	37,881	15,933	94,644
Advisor Class	3,774	17,736	5,842	35,813
Class M	45	210	5	26
Issued as reinvestment of distributions
Institutional Class	28	124	2	12
Administrative Class	2,874	12,616	276	1,628
Advisor Class	1,184	5,255	68	400
Class M	1	4	0	0
Cost of shares redeemed
Institutional Class	(77)	(353)	(225)	(1,382)
Administrative Class	(7,081)	(32,837)	(35,451)	(209,253)
Advisor Class	(1,558)	(7,323)	(3,705)	(22,789)
Class M	(8)	(34)	0	0
Net increase (decrease) resulting from Portfolio share transactions	7,612	$34,532	(16,781)	$(97,901)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 29% of the Portfolio. One shareholder is a related party and comprises 19% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$708,952	$4,141	$(16,368)	$(12,227)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	47

Notes to Financial Statements (Cont.)

June 30, 2015 (Unaudited)

16. SUBSEQUENT EVENTS

At a meeting held on May 11-12, 2015, the Board of the Trust approved a reverse share split for each class of the Portfolio, pursuant to which shareholders will receive:

■	One share in exchange for every two shares of the PVIT PIMCO CommodityRealReturn® Strategy Portfolio they currently own.

The reverse share splits were effective August 7, 2015. While the reverse share splits reduced the number of outstanding shares of each class of each Portfolio, they proportionately increased the NAV per share of each class of each Portfolio such that the aggregate market value of each Portfolio’s shares remained the same. The reverse share splits applied the same ratio to each class of shares of a Portfolio, with each Portfolio effecting its reverse share split at its own ratio, that resulted in a NAV per share closer to $10.00. The reverse share splits do not alter the rights or total value of a shareholder’s investment in a Portfolio, nor are they a taxable event for Portfolio investors.

48	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	SAL	Citigroup Global Markets, Inc.
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MAC	Macquarie Bank Limited	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	TOR	Toronto Dominion Bank
FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar
BRL	Brazilian Real	INR	Indian Rupee	PLN	Polish Zloty
CAD	Canadian Dollar	JPY	Japanese Yen	USD (or $)	United States Dollar
COP	Colombian Peso	KRW	South Korean Won	ZAR	South African Rand
EUR	Euro	MXN	Mexican Peso

Exchange Abbreviations:
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange	OTC	Over the Counter
CME	Chicago Mercantile Exchange

Index/Spread Abbreviations:
BCOMCO1	Bloomberg Brent Crude Sub-Index 1-Month Forward	CUAC	Corn-Ethanol Spread Calendar Swap	SLVRLND	London Silver Market Fixing Ltd.
BCOMCOT	Bloomberg Brent Crude TR	EUROBOBCO	Eurobob Gasoline vs Brent Margin	SPGCCLP	S&P Goldman Sachs Commodity Crude Oil Index
BCOMF1T	Bloomberg Commodity Index 1-Month Forward Total Return	EURTOP	Researching Definition	SPGCENP	S&P GSCI Energy Official Close Index ER
BCOMTR	Bloomberg Commodity Index Total Return	GOLDLNPM	London Gold Market Fixing Ltd. PM	SPGCICP	S&P Goldman Sachs Commodity Copper Excess Return Index
BCOMXGRT	Bloomberg Commodity Ex-Grains Total Return Index	JMABFNJ1	J.P. Morgan FNJ 1 Index	SPGCNGP	S&P Goldman Sachs Commodity Natural Gas Index
CDX.HY	Credit Derivatives Index - High Yield	JMABNICP	JPMorgan Nic P Custom Index	UKRPI	United Kingdom Retail Price Index
CDX.IG	Credit Derivatives Index - Investment Grade	LLSBRT	LLS-Brent Spread Calendar Swap	ULSD	Ultra-Low Sulfur Diesel
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	PLTMLNPM	London Platinum & Palladium Market PM Fix

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	oz.	Ounce	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit	YOY	Year-Over-Year
NCUA	National Credit Union Administration

SEMIANNUAL REPORT	JUNE 30, 2015	49

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

50	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT09SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO CommodityRealReturn® Strategy Portfolio

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, tax risk,

subsidiary risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments as part of an investment strategy, as described below, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO VARIABLE INSURANCE TRUST

The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodity futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, disease, embargoes, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount

SEMIANNUAL REPORT	JUNE 30, 2015	5

Important Information About the Portfolio (Cont.)

you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this

5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	60.3%
Short-Term Instruments‡	17.4%
Sovereign Issues	8.7%
Corporate Bonds & Notes	5.4%
Mortgage-Backed Securities	3.3%
Other	4.9%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	Class Inception (04/30/2012)
PIMCO CommodityRealReturn® Strategy Portfolio Institutional Class	-0.84%	-26.38%	-10.49%
Bloomberg Commodity Index Total Return±	-1.56%	-23.71%	-9.54%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 0.91% for Institutional Class shares.

± Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$991.60	$1,020.42
Expenses Paid During Period†	$4.22	$4.28
Net Annualized Expense Ratio††	0.86%	0.86%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO CommodityRealReturn® Strategy Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. ”Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, provide exposure to the investment returns of the commodities markets without investing directly in physical commodities.

Portfolio Insights

»	Exposure to commodities detracted from absolute returns as the asset class generally posted negative returns over the reporting period.

»

The Portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral for the commodities exposure, benefited relative performance as TIPS outperformed the assumed U.S. Treasury Bill collateral rate embedded in the Bloomberg Commodity Index Total Return, the Portfolio’s benchmark index.

»

Exposure to Italian real duration (or sensitivity to changes in real interest rates) benefited relative performance as real yields (i.e., rates of return in excess of expected future inflation) across the majority of the yield curve declined and Italian inflation-linked bonds posted positive returns over the reporting period.

»	Short exposure to the euro benefited relative performance as this currency weakened relative to the U.S. dollar for the majority of the reporting period.

»	An underweight to the 2-3 year portion of the U.S. real yield curve detracted from relative performance as yields in the 2-3 year portion of the yield curve declined over the reporting period.

»	Exposure to Mexican real rates detracted from performance as interest rates in Mexico generally increased over the reporting period.

SEMIANNUAL REPORT	JUNE 30, 2015	7

Financial Highlights PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013	04/30/2012-12/31/2012

Institutional Class
Net asset value beginning of year or period	$4.84	$5.96	$7.10	$7.40
Net investment income (a)	(0.01)	0.06	0.06	0.14
Net realized/unrealized gain (loss)	(0.04)	(1.15)	(1.08)	(0.01)
Total from Investment Operations	(0.05)	(1.09)	(1.02)	0.13
Dividends from net investment income	(0.20)	(0.03)	(0.12)	(0.18)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.25)
Total distributions	(0.20)	(0.03)	(0.12)	(0.43)
Net asset value end of year or period	$4.59	$4.84	$5.96	$7.10
Total return	(0.84)%	(18.35)%	(14.55)%	1.75%
Net assets end of year or period (000s)	$3,127	$2,233	$1,252	$166
Ratio of expenses to average net assets	0.86%*	0.78%	0.82%	0.85%*
Ratio of expenses to average net assets excluding waivers	0.97%*	0.91%	0.94%	0.99%*
Ratio of expenses to average net assets excluding interest expense	0.74%*	0.74%	0.74%	0.74%*
Ratio of expenses to average net assets excluding interest expense and waivers	0.85%*	0.87%	0.86%	0.88%*
Ratio of net investment income (loss) to average net assets	(0.48)%*	1.08%	0.92%	2.92%*
Portfolio turnover rate	81%	151%	57%	77%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn® Strategy Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$616,550
Investments in Affiliates	80,175
Financial Derivative Instruments
Exchange-traded or centrally cleared	902
Over the counter	11,930
Deposits with counterparty	5,791
Foreign currency, at value	821
Receivable for Investments sold~	80,566
Receivable for investments sold on a delayed-delivery basis	2,063
Receivable for Portfolio shares sold	194
Interest and dividends receivable	2,372
Dividends receivable from Affiliates	13
Reimbursement receivable from PIMCO	46
Other assets	26
Total Assets	801,449

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$288,464
Payable for short sales	13,842
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,399
Over the counter	5,889
Payable for investments purchased~	43,079
Payable for investments in Affiliates purchased	13
Deposits from counterparty	2,980
Payable for Portfolio shares redeemed	954
Overdraft due to custodian	938
Accrued investment advisory fees	208
Accrued supervisory and administrative fees	103
Accrued distribution fees	27
Accrued servicing fees	37
Other liabilities	2
Total Liabilities	357,935

Net Assets	$443,514

Net Assets Consist of:
Paid in capital	$486,928
Undistributed net investment income	17,974
Accumulated net realized (loss)	(56,575)
Net unrealized (depreciation)	(4,813)
$443,514

Net Assets:
Institutional Class	$3,127
Administrative Class	304,916
Advisor Class	135,271
Class M	200

Shares Issued and Outstanding:
Institutional Class	681
Administrative Class	66,147
Advisor Class	29,022
Class M	43

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$4.59
Administrative Class	4.61
Advisor Class	4.66
Class M	4.60

Cost of Investments in securities	$627,069
Cost of Investments in Affiliates	$80,182
Cost of Foreign Currency Held	$824
Proceeds Received on Short Sales	$13,948
Cost or Premiums of Financial Derivative Instruments, net	$(971)

* Includes repurchase agreements of:	$17,447

~	A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Consolidated Statement of Operations PIMCO CommodityRealReturn® Strategy Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest, net of foreign taxes*	$426
Dividends	2
Dividends from Investments in Affiliates	28
Total Income	456

Expenses:
Investment advisory fees	1,223
Supervisory and administrative fees	607
Servicing fees - Administrative Class	224
Distribution and/or servicing fees - Advisor Class	159
Trustee fees	3
Interest expense	251
Total Expenses	2,467
Waiver and/or Reimbursement by PIMCO	(242)
Net Expenses	2,225

Net Investment Loss	(1,769)

Net Realized Gain (Loss):
Investments in securities	(3,568)
Investments in Affiliates	20
Exchange-traded or centrally cleared financial derivative instruments	(4,443)
Over the counter financial derivative instruments	(29,236)
Foreign currency	(667)

Net Realized (Loss)	(37,894)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	2,542
Investments in Affiliates	(7)
Exchange-traded or centrally cleared financial derivative instruments	3,697
Over the counter financial derivative instruments	29,921
Foreign currency assets and liabilities	27

Net Change in Unrealized Appreciation	36,180

Net Decrease in Net Assets Resulting from Operations	$(3,483)

* Foreign tax withholdings	$1

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

(Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$(1,769)	$5,601
Net realized (loss)	(37,894)	(67,638)
Net change in unrealized appreciation (depreciation)	36,180	(37,715)

Net (Decrease) in Net Assets Resulting from Operations	(3,483)	(99,752)

Distributions to Shareholders:
From net investment income
Institutional Class	(124)	(12)
Administrative Class	(12,616)	(1,628)
Advisor Class	(5,255)	(400)
Class M	(4)	0

Total Distributions	(17,999)	(2,040)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	34,532	(97,901)

Total Increase (Decrease) in Net Assets	13,050	(199,693)

Net Assets:
Beginning of period	430,464	630,157
End of period*	$443,514	$430,464

* Including undistributed net investment income of:	$17,974	$37,742

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn® Strategy Portfolio

(Unaudited)

(Amounts in thousands†)	Six Months Ended June 30, 2015

Cash Flows Provided by Operating Activities:

Net (decrease) in net assets resulting from operations	$(3,483)

Adjustments to Reconcile Net (Decrease) in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(431,940)
Proceeds from sales of long-term securities	345,978
Purchases from sales of short-term portfolio investments, net	86,308
(Increase) in deposits with counterparty	(3,898)
Decrease in receivable for investments sold	90,718
Decrease in interest and dividends receivable	344
(Increase) in exchange-traded or centrally cleared financial derivative instruments	(276)
(Increase) in over the counter financial derivative instruments	(29,069)
(Increase) in other assets	(3)
Increase in payable for investments purchased	10,941
Increase in deposits from counterparty	260
(Decrease) in accrued investment advisory fees	(2)
(Decrease) in accrued supervisory and administrative fees	(2)
(Decrease) in accrued distribution fee	(2)
(Decrease) in accrued servicing fee	(4)
(Increase) in reimbursement receivable from PIMCO	(21)
Payments on short sales transactions, net	(24,924)
Payments on currency transactions	(640)
(Decrease) in other liabilities	(3)
Net Realized (Gain) Loss
Investments in securities	3,568
Investments in Affiliates	(20)
Exchange-traded or centrally cleared financial derivative instruments	4,443
Over the counter financial derivative instruments	29,236
Foreign currency	667
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(2,542)
Investments in Affiliates	7
Exchange-traded or centrally cleared financial derivative instruments	(3,697)
Over the counter financial derivative instruments	(29,921)
Foreign currency assets and liabilities	(27)
Net amortization (accretion) on investments	1,977

Net Cash Provided by Operating Activities	43,973

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	59,883
Payments on shares redeemed	(40,090)
Cash dividend paid*	0
Increase in overdraft due to custodian	938
Proceeds from reverse repurchase agreements	20,529
Payments on reverse repurchase agreements	(20,529)
Proceeds from sale-buyback transactions	1,181,115
Payments on sale-buyback transactions	(1,246,618)
Proceeds from deposits from counterparty	123,079
Payments on deposits from counterparty	(122,059)

Net Cash (Used for) Financing Activities	(43,752)

Net Increase in Cash and Foreign Currency	221

Cash and Foreign Currency:
Beginning of period	600
End of period	$821

* Reinvestment of distributions	$17,999

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$187

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 139.0%

CORPORATE BONDS & NOTES 8.5%

BANKING & FINANCE 6.8%
Ally Financial, Inc.
3.250% due 02/13/2018		$1,350	$1,343
Banca Monte dei Paschi di Siena SpA
4.875% due 09/15/2016	EUR	200	234
Banco Santander S.A.
6.250% due 09/11/2021 (d)		100	109
Bankia S.A.
0.198% due 01/25/2016		200	223
3.500% due 12/14/2015		1,600	1,809
3.500% due 01/17/2019		700	814
Barclays Bank PLC
2.010% due 12/21/2020	MXN	2,500	155
7.625% due 11/21/2022		$2,000	2,281
Barclays PLC
8.000% due 12/15/2020 (d)	EUR	400	475
BNP Paribas S.A.
0.586% due 11/07/2015		$4,900	4,903
BPCE S.A.
0.846% due 11/18/2016		2,800	2,805
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	600	682
2.875% due 05/19/2016		1,400	1,583
Citigroup, Inc.
0.798% due 05/01/2017		$6,800	6,781
Credit Agricole S.A.
7.500% due 06/23/2026 (d)	GBP	1,000	1,554
Depfa ACS Bank
3.875% due 11/14/2016	EUR	100	117
Eksportfinans ASA
2.375% due 05/25/2016		$800	802
Lloyds Bank PLC
1.750% due 05/14/2018		900	899
3.500% due 05/14/2025		200	197
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	200	325
Rabobank Group
4.000% due 09/10/2015		1,400	2,213
Turkiye Garanti Bankasi A/S
2.775% due 04/20/2016		$100	100

			30,404

INDUSTRIALS 0.4%
Canadian Natural Resources Ltd.
0.657% due 03/30/2016		1,200	1,198
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	800	477

			1,675

UTILITIES 1.3%
AT&T, Inc.
0.702% due 03/30/2017		$3,150	3,141
BellSouth Corp.
4.821% due 04/26/2021		900	926
Electricite de France S.A.
0.735% due 01/20/2017		400	401
1.150% due 01/20/2017		100	100
Petrobras Global Finance BV
1.896% due 05/20/2016		100	99
2.643% due 03/17/2017		100	98
4.875% due 03/17/2020		1,000	953

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.625% due 01/16/2034	GBP	100	$134

			5,852

Total Corporate Bonds & Notes (Cost $39,942)			37,931

U.S. GOVERNMENT AGENCIES 3.4%
Fannie Mae
0.537% due 05/25/2042		$7	7
0.867% due 02/25/2041		777	786
1.346% due 10/01/2044		8	8
2.202% due 05/25/2035		62	65
2.491% due 11/01/2034		45	48
3.000% due 07/01/2045		3,000	2,985
3.500% due 07/01/2045		4,000	4,118
4.919% due 07/01/2035		40	41
5.181% due 11/01/2035		45	47
5.385% due 01/01/2036		103	108
Freddie Mac
0.416% due 02/15/2019		132	132
0.447% due 08/25/2031		2	2
0.636% due 08/15/2033 - 09/15/2042		2,747	2,767
1.346% due 02/25/2045		94	95
1.987% due 09/01/2036 †		269	285
2.086% due 07/01/2036 †		235	249
2.150% due 10/01/2036 †		104	111
2.373% due 01/01/2034		8	8
Ginnie Mae
0.487% due 03/20/2037		1,001	1,004
NCUA Guaranteed Notes
0.635% due 10/07/2020		660	664
0.745% due 12/08/2020		1,175	1,184
Small Business Administration
5.510% due 11/01/2027		372	414

Total U.S. Government Agencies (Cost $15,009)			15,128

U.S. TREASURY OBLIGATIONS 94.7%
U.S. Treasury Bonds
2.500% due 02/15/2045 (f)		5,870	5,143
3.000% due 11/15/2044 (j)		300	292
3.000% due 05/15/2045 †		2,040	1,990
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2016 (f)		58,483	58,771
0.125% due 04/15/2017 (h)		3,958	4,011
0.125% due 04/15/2018 (f)		68,917	69,962
0.125% due 04/15/2019 (h)		606	613
0.125% due 04/15/2020		3,677	3,706
0.125% due 07/15/2022		1,029	1,021
0.125% due 01/15/2023		205	201
0.250% due 01/15/2025		2,697	2,642
0.625% due 07/15/2021 (f)		67,189	69,325
0.625% due 02/15/2043 (j)		926	816
0.750% due 02/15/2042 (j)		733	669
0.750% due 02/15/2045		5,727	5,192
1.250% due 07/15/2020 (f)		42,331	45,271
1.375% due 01/15/2020 (f)		6,090	6,508
1.375% due 02/15/2044 (j)		640	678
1.375% due 02/15/2044 †		102	108
1.875% due 07/15/2015 (h)		533	534
1.875% due 07/15/2019 (f)		4,382	4,776
2.000% due 01/15/2016 †		15,805	16,035
2.000% due 01/15/2026 (f)		895	1,026
2.125% due 01/15/2019 (h)(j)		2,314	2,517
2.125% due 02/15/2041 (j)		108	133
2.375% due 01/15/2017 †		11,732	12,304

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 01/15/2025 (f)		$8,443	$9,920
2.375% due 01/15/2027 (f)(j)		1,928	2,302
2.500% due 07/15/2016 †		11,565	11,993
2.500% due 01/15/2029 †		6,204	7,629
2.625% due 07/15/2017 †		56,009	60,074
3.875% due 04/15/2029 †		908	1,284
U.S. Treasury Notes
1.500% due 05/31/2020 (f)		5,000	4,968
1.750% due 03/31/2022 (f)(j)		7,800	7,652

Total U.S. Treasury Obligations (Cost $424,223)			420,066

MORTGAGE-BACKED SECURITIES 5.2%
Banc of America Mortgage Trust
2.314% due 11/25/2034		87	83
2.797% due 06/25/2035		165	159
Banc of America Re-REMIC Trust
5.670% due 06/24/2050		275	284
BCAP LLC Trust
5.250% due 08/26/2037		1,056	1,102
5.401% due 03/26/2037		460	451
Bear Stearns Adjustable Rate Mortgage Trust
2.160% due 08/25/2035		31	31
2.515% due 03/25/2035		24	24
2.640% due 01/25/2035		407	401
2.680% due 03/25/2035		96	97
2.711% due 03/25/2035		118	115
2.859% due 01/25/2035		430	434
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035		63	63
2.410% due 09/25/2035		71	71
2.510% due 10/25/2035		599	594
2.757% due 09/25/2037 ^		621	561
Countrywide Alternative Loan Trust
0.357% due 05/25/2047		2,151	1,862
0.382% due 12/20/2046		1,968	1,511
6.000% due 02/25/2037 ^		269	211
Countrywide Home Loan Mortgage Pass-Through Trust
2.499% due 11/19/2033		5	5
2.680% due 08/25/2034		45	39
Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/2040		296	304
5.467% due 09/18/2039		740	758
DBUBS Mortgage Trust
3.386% due 07/10/2044		4,688	4,774
First Horizon Alternative Mortgage Securities Trust
2.219% due 06/25/2034		20	19
Granite Mortgages PLC
0.952% due 09/20/2044	GBP	80	126
GreenPoint Mortgage Funding Trust
0.457% due 11/25/2045		$12	10
GS Mortgage Securities Trust
3.849% due 12/10/2043		2,946	3,000
GSR Mortgage Loan Trust
2.758% due 01/25/2035		84	81
HarborView Mortgage Loan Trust
0.428% due 03/19/2036		65	47
IndyMac Mortgage Loan Trust
2.751% due 11/25/2035 ^		230	208
JPMorgan Mortgage Trust
2.554% due 08/25/2035		108	107
2.593% due 07/25/2035		73	73
2.594% due 02/25/2035		175	175
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		150	162
Marche Mutui SRL
0.419% due 02/25/2055	EUR	149	164

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.248% due 01/27/2064	EUR	338	$385
Marche SRL
0.398% due 10/27/2065		108	121
MASTR Adjustable Rate Mortgages Trust
2.702% due 11/21/2034		$56	57
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.926% due 09/15/2030		214	212
Merrill Lynch Mortgage Investors Trust
1.673% due 10/25/2035		212	206
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		100	107
Morgan Stanley Capital Trust
6.104% due 06/11/2049		24	25
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		31	31
Residential Accredit Loans, Inc. Trust
1.518% due 09/25/2045		191	164
Royal Bank of Scotland Capital Funding Trust
6.239% due 12/16/2049		532	553
Sequoia Mortgage Trust
0.387% due 07/20/2036		441	413
Structured Adjustable Rate Mortgage Loan Trust
1.574% due 01/25/2035		19	15
2.576% due 12/25/2034		109	107
2.637% due 02/25/2034		26	26
Structured Asset Mortgage Investments Trust
0.848% due 10/19/2034		28	27
Vornado DP LLC Trust
4.004% due 09/13/2028		1,500	1,612
WaMu Mortgage Pass-Through Certificates Trust
0.928% due 05/25/2047		309	266
2.390% due 12/25/2035		255	235
3.829% due 08/25/2035		34	33
Wells Fargo Mortgage-Backed Securities Trust
2.581% due 03/25/2036 ^		245	239
2.606% due 06/25/2033		96	97

Total Mortgage-Backed Securities (Cost $21,750)			23,037

ASSET-BACKED SECURITIES 4.3%
Aquilae CLO PLC
0.401% due 01/17/2023	EUR	189	210
Carrington Mortgage Loan Trust
0.507% due 10/25/2035		$9	9
CIFC Funding Ltd.
0.539% due 05/10/2021		2,081	2,076
0.543% due 03/01/2021		209	208
Countrywide Asset-Backed Certificates
0.367% due 07/25/2036		774	762
0.435% due 04/25/2036		63	62
4.545% due 04/25/2036		395	402
Credit-Based Asset Servicing and Securitization LLC
0.305% due 07/25/2037		19	13
Dryden Leveraged Loan CDO
0.526% due 04/12/2020		750	748
Elm CLO Ltd.
1.674% due 01/17/2023		2,094	2,098
First Franklin Mortgage Loan Trust
0.867% due 11/25/2035		2,273	2,267
GSAMP Trust
0.257% due 12/25/2036		71	40
Magi Funding PLC
0.331% due 04/11/2021	EUR	20	23
Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047 ^		$140	114

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
North Carolina State Education Assistance Authority
0.727% due 10/26/2020		$66	$66
OneMain Financial Issuance Trust
2.470% due 09/18/2024		2,900	2,915
Penta CLO S.A.
0.268% due 06/04/2024	EUR	650	717
SLM Student Loan Trust
0.317% due 04/25/2019		$2,200	2,179
1.777% due 04/25/2023		2,943	3,021
Structured Asset Securities Corp. Mortgage Loan Trust
1.684% due 04/25/2035		426	408
Symphony CLO Ltd.
0.514% due 05/15/2019		503	501
Wood Street CLO BV
0.339% due 03/29/2021	EUR	51	56

Total Asset-Backed Securities (Cost $18,319)			18,895

SOVEREIGN ISSUES 13.6%
Athens Urban Transportation Organisation
4.851% due 09/19/2016		100	61
Autonomous Community of Catalonia
4.950% due 02/11/2020		100	123
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2019 (b)	BRL	6,300	1,324
Colombian TES
3.000% due 03/25/2033 (c)	COP	1,512,353	501
France Government Bond
0.250% due 07/25/2018 (c)	EUR	104	121
1.600% due 07/25/2015 (c)		959	1,071
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (c)		2,229	2,614
2.100% due 09/15/2017 (c)		349	409
2.100% due 09/15/2021		282	341
2.250% due 04/22/2017 (c)		2,108	2,418
2.350% due 09/15/2019 (c)		222	268
2.350% due 09/15/2024 (c)		4,048	4,974
2.550% due 10/22/2016 (c)		743	849
3.100% due 09/15/2026 (c)		106	140
5.500% due 11/01/2022		100	138
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	5,121	351
4.000% due 11/08/2046 (c)		15,588	1,079
4.500% due 12/04/2025 (c)		61,562	4,487
4.750% due 06/14/2018		9,975	638
New Zealand Government Bond
2.000% due 09/20/2025	NZD	2,058	1,387
5.500% due 04/15/2023		1,800	1,405
Republic of Germany
0.750% due 04/15/2018 (c)	EUR	7,455	8,664
1.500% due 04/15/2016 (c)		1,980	2,223
Republic of Greece Government International Bond
3.000% due 02/24/2023		50	25
3.000% due 02/24/2024		50	24
3.000% due 02/24/2025		50	24
3.000% due 02/24/2026		50	23
3.000% due 02/24/2027		50	22
3.000% due 02/24/2028		50	22
3.000% due 02/24/2029		75	33
3.000% due 02/24/2030		75	33
3.000% due 02/24/2031		75	33
3.000% due 02/24/2032		75	32
3.000% due 02/24/2033		75	32
3.000% due 02/24/2034		75	32
3.000% due 02/24/2035		75	32
3.000% due 02/24/2036		125	53
3.000% due 02/24/2037		125	54

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 02/24/2038	EUR	125	$53
3.000% due 02/24/2039		125	53
3.000% due 02/24/2040		125	53
3.000% due 02/24/2041		125	53
3.000% due 02/24/2042		125	54
4.750% due 04/17/2019		200	125
Slovenia Government International Bond
4.700% due 11/01/2016		900	1,063
Spain Government International Bond
0.550% due 11/30/2019 (c)		4,214	4,759
1.000% due 11/30/2030 (c)		600	623
3.800% due 04/30/2024		3,100	3,901
United Kingdom Gilt
0.125% due 03/22/2024 (c)	GBP	7,981	13,570

Total Sovereign Issues (Cost $66,689)			60,367

SHORT-TERM INSTRUMENTS 9.3%

CERTIFICATES OF DEPOSIT 1.9%
Banco Bilbao Vizcaya Argentaria S.A.
1.027% due 10/23/2015		$5,250	5,248
1.126% due 05/16/2016		3,000	2,990

			8,238

REPURCHASE AGREEMENTS (e) 3.9%
			17,447

SHORT-TERM NOTES 0.7%
Federal Home Loan Bank
0.039% due 07/15/2015 †		1,500	1,500
0.040% due 07/08/2015 - 07/10/2015 †		1,300	1,300
0.070% due 08/14/2015 †		400	400

			3,200

U.S. TREASURY BILLS 2.8%
0.016% due 07/23/2015 - 11/12/2015 (a)(f)(j)†		12,241	12,241

Total Short-Term Instruments (Cost $41,137)			41,126

Total Investments in Securities (Cost $627,069)			616,550

		SHARES
INVESTMENTS IN AFFILIATES 18.1%

SHORT-TERM INSTRUMENTS 18.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 18.1%
PIMCO Short-Term Floating NAV Portfolio III		8,083,837	80,175

Total Short-Term Instruments (Cost $80,182)			80,175

Total Investments in Affiliates (Cost $80,182)			80,175

Total Investments 157.1% (Cost $707,251)			$696,725

Financial Derivative Instruments (g)(i) 1.3% (Cost or Premiums, net $(971))			5,544

Other Assets and Liabilities, net (58.4%)			(258,755)

Net Assets 100.0%			$443,514

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio I, Ltd., which is a 100% owned subsidiary of the Portfolio.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon bond.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
MSC	0.220% †	06/30/2015	07/01/2015	$7,400	U.S. Treasury Bonds 3.750% due 11/15/2043	$(7,536)	$7,400	$7,400
SAL	0.250% †	06/30/2015	07/01/2015	9,600	U.S. Treasury Notes 1.625% due 06/30/2020	(9,791)	9,600	9,600
SSB	0.000% †	06/30/2015	07/01/2015	447	Fannie Mae 2.260% due 10/17/2022	(456)	447	447

Total Repurchase Agreements						$(17,783)	$17,447	$17,447

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	(0.400)%	06/30/2015	07/01/2015	$(1,094)	$(1,094)
	0.050%	06/30/2015	07/02/2015	(3,880)	(3,881)
	0.530%	06/24/2015	07/08/2015	(7,895)	(7,904)
BPG	0.310%	07/01/2015	07/06/2015	(25,594)	(25,618)
GSC	0.260%	06/15/2015	07/06/2015	(5,434)	(5,436)
	0.290%	05/21/2015	07/21/2015	(693)	(693)
	0.370%	06/08/2015	07/08/2015	(232)	(232)
	0.424%	06/16/2015	07/16/2015	(24,361)	(24,178)
	0.425%	06/16/2015	07/16/2015	(10,281)	(10,188)
	0.450%	07/01/2015	07/06/2015	(2,263)	(2,265)
	0.510%	06/19/2015	07/13/2015	(46,976)	(47,080)
MSC	0.280%	05/14/2015	07/14/2015	(19,394)	(19,434)
	0.470%	06/15/2015	07/02/2015	(1,981)	(1,982)
TDM	0.230%	05/18/2015	08/18/2015	(35,832)	(36,030)
	0.270%	05/08/2015	07/08/2015	(70,605)	(70,702)
	0.280%	05/13/2015	08/13/2015	(26,657)	(26,803)
	0.290%	05/27/2015	07/08/2015	(1,192)	(1,193)
	0.310%	06/09/2015	08/07/2015	(1,037)	(1,041)
	0.360%	06/16/2015	07/16/2015	(1,080)	(1,081)
	0.410%	06/16/2015	07/08/2015	(1,627)	(1,629)

Total Sale-Buyback Transactions					$(288,464)

(2)

As of June 30, 2015, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended June 30, 2015 was $202,458 at a weighted average interest rate of 0.241%.

(3)	Payable for sale-buyback transactions includes $606 of deferred price drop.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	07/01/2045	$3,000	$(3,010)	$(2,986)
Fannie Mae	3.500%	07/01/2045	4,000	(4,153)	(4,118)
Fannie Mae	5.500%	07/01/2045	6,000	(6,785)	(6,738)

Total Short Sales				$(13,948)	$(13,842)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(f)	Securities with an aggregate market value of $287,524 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
PIMCO CommodityRealReturn® Strategy Portfolio
Master Securities Forward Transaction Agreement
BCY	$0	$0	$(12,879)	$(12,879)	$12,812	$(67)
BPG	0	0	(25,618)	(25,618)	25,538	(80)
GSC	0	0	(90,072)	(90,072)	89,709	(363)
MSC	0	0	(21,416)	(21,416)	21,427	11
TDM	0	0	(138,479)	(138,479)	138,040	(439)

PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
MSC	7,400	0	0	7,400	(7,536)	(136)
SAL	9,600	0	0	9,600	(9,791)	(191)
SSB	447	0	0	447	(456)	(9)

Total Borrowings and Other Financing Transactions	$17,447	$0	$(288,464)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT Corn December Futures †	$340.000	11/20/2015	16	$6	$2
Put - CBOT Wheat August Futures †	495.000	07/24/2015	6	1	0
Call - NYMEX Brent Crude Spread February Futures †	71.500	02/29/2016	1	3	5
Call - NYMEX Brent Crude Spread February Futures †	87.000	02/29/2016	1	1	1
Call - NYMEX Brent Crude Spread January Futures †	71.500	01/29/2016	1	3	4
Call - NYMEX Brent Crude Spread January Futures †	87.000	01/29/2016	1	1	1
Call - NYMEX Brent Crude Spread March Futures †	71.500	03/31/2016	1	3	5
Call - NYMEX Brent Crude Spread March Futures †	87.000	03/31/2016	1	1	2
Put - NYMEX Crude December Futures †	48.000	11/17/2015	20	73	24
Call - NYMEX Natural Gas May Futures †	3.500	04/26/2016	16	26	28

				$118	$72

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$105.000	08/21/2015	321	$3	$5
Put - CBOT U.S. Treasury 10-Year Note September Futures	109.000	08/21/2015	23	0	1
Put - CBOT U.S. Treasury 30-Year Bond September Futures	108.000	08/21/2015	19	0	0
Put - CME 90-Day Eurodollar December Futures	99.375	12/14/2015	45	8	6

				$11	$12

Total Purchased Options				$129	$84

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price (1)	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT Soybean August Futures †	$880.000	07/24/2015	7	$(3)	$0
Call - CBOT Soybean August Futures †	980.000	07/24/2015	7	(3)	(26)
Put - CBOT Wheat August Futures †	475.000	07/24/2015	6	(2)	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Description	Strike Price (1)	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT Wheat December Futures †	$460.000	11/20/2015	12	$(6)	$(1)
Call - NYMEX Crude August Futures †	1.000	07/20/2015	2	(1)	0
Put - NYMEX Crude August Futures †	1.000	07/20/2015	2	0	0
Call - NYMEX Crude December Futures †	0.250	11/19/2015	2	(1)	(1)
Put - NYMEX Crude December Futures †	1.000	11/19/2015	2	0	0
Call - NYMEX Crude November Futures †	0.250	10/19/2015	2	0	0
Put - NYMEX Crude November Futures †	1.000	10/19/2015	2	0	0
Call - NYMEX Crude October Futures †	0.250	09/21/2015	2	0	0
Put - NYMEX Crude October Futures †	1.000	09/21/2015	2	0	0
Call - NYMEX Crude September Futures †	0.250	08/19/2015	2	0	0
Put - NYMEX Crude September Futures †	1.000	08/19/2015	2	0	0
Call - NYMEX Gasoline December Futures †	215.000	11/24/2015	4	(6)	(6)
Put - NYMEX Natural Gas August Futures †	2.550	07/28/2015	1	0	0
Put - NYMEX Natural Gas August Futures †	2.600	07/28/2015	2	(1)	(1)
Call - NYMEX Natural Gas August Futures †	3.050	07/28/2015	1	(1)	(1)
Call - NYMEX Natural Gas August Futures †	3.100	07/28/2015	4	(2)	(2)
Call - NYMEX Natural Gas August Futures †	3.150	07/28/2015	2	(1)	(1)
Call - NYMEX Natural Gas November Futures †	3.400	10/27/2015	16	(18)	(19)
Call - NYMEX New York Harbor ULSD Financial February Futures †	2.100	02/29/2016	1	(4)	(5)
Call - NYMEX New York Harbor ULSD Financial February Futures †	250.000	02/29/2016	1	(2)	(2)
Call - NYMEX New York Harbor ULSD Financial January Futures †	2.100	01/29/2016	1	(4)	(5)
Call - NYMEX New York Harbor ULSD Financial January Futures †	250.000	01/29/2016	1	(2)	(1)
Call - NYMEX New York Harbor ULSD Financial March Futures †	2.100	03/31/2016	1	(4)	(6)
Call - NYMEX New York Harbor ULSD Financial March Futures †	250.000	03/31/2016	1	(2)	(2)
Call - NYMEX WTI Crude August Futures †	0.250	07/20/2015	5	(1)	0
Put - NYMEX WTI Crude August Futures †	1.000	07/20/2015	5	(1)	0
Call - NYMEX WTI Crude December Futures †	0.000	11/19/2015	2	0	0
Call - NYMEX WTI Crude December Futures †	0.250	11/19/2015	5	(1)	(1)
Put - NYMEX WTI Crude December Futures †	0.750	11/19/2015	2	0	0
Put - NYMEX WTI Crude December Futures †	1.000	11/19/2015	5	(1)	(1)
Call - NYMEX WTI Crude November Futures †	0.000	10/19/2015	2	0	0
Call - NYMEX WTI Crude November Futures †	0.250	10/19/2015	5	(1)	(1)
Put - NYMEX WTI Crude November Futures †	0.750	10/19/2015	2	0	0
Put - NYMEX WTI Crude November Futures †	1.000	10/19/2015	5	(1)	(1)
Call - NYMEX WTI Crude October Futures †	0.000	09/21/2015	2	0	0
Call - NYMEX WTI Crude October Futures †	0.250	09/21/2015	5	(1)	(1)
Put - NYMEX WTI Crude October Futures †	0.750	09/21/2015	2	0	0
Put - NYMEX WTI Crude October Futures †	1.000	09/21/2015	5	(1)	0
Call - NYMEX WTI Crude September Futures †	0.250	08/19/2015	5	(1)	(1)
Put - NYMEX WTI Crude September Futures †	1.000	08/19/2015	5	(1)	0
Call - NYMEX WTI-Brent Crude Spread August Futures †	4.000	07/15/2015	4	(1)	(2)
Put - NYMEX WTI-Brent Crude Spread August Futures †	9.000	07/15/2015	4	(2)	0

				$(76)	$(87)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$124.000	08/21/2015	28	$(22)	$(13)
Call - CBOT U.S. Treasury 10-Year Note September Futures	127.000	08/21/2015	28	(18)	(22)

				$(40)	$(35)

Total Written Options				$(116)	$(122)

(1)	Strike Price determined when exercised based on predetermined terms.

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	254	$(53)	$0	$0
90-Day Eurodollar December Futures	Short	12/2016	36	(13)	1	0
90-Day Eurodollar March Futures	Short	03/2016	125	(28)	2	0
90-Day Eurodollar March Futures	Short	03/2017	192	(45)	2	0
90-Day Eurodollar September Futures	Short	09/2016	3	(1)	0	0
Aluminum October Futures †	Short	10/2015	29	20	0	0
Arabica Coffee December Futures †	Short	12/2015	4	(7)	0	0
Brent Crude December Futures †	Long	11/2015	9	(2)	13	0
Brent Crude December Futures †	Long	10/2016	16	(15)	14	0
Brent Crude June Futures †	Long	04/2016	1	0	1	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Brent Crude March Futures †	Short	01/2016	14	$(2)	$0	$(17)
Brent Crude March Futures †	Short	01/2017	8	8	0	(6)
Brent Crude November Futures †	Long	10/2015	37	15	53	0
Brent Crude September Futures †	Long	08/2015	42	(1)	63	0
Brent Crude September Futures †	Short	07/2016	8	7	0	(8)
Call Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond September Futures	Long	08/2015	28	(3)	14	0
Call Options Strike @ EUR 157.500 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	28	1	0	(5)
Call Options Strike @ USD 83.000 on Brent Crude January Futures †	Long	12/2015	4	(1)	1	0
Cocoa December Futures †	Long	12/2015	23	62	0	(13)
Cocoa September Futures †	Short	09/2015	9	(16)	6	0
Copper October Futures †	Long	10/2015	5	3	0	0
Corn December Futures †	Short	12/2015	30	(73)	0	(44)
Cotton No. 2 December Futures †	Short	12/2015	2	(1)	0	(1)
Cotton No. 2 March Futures †	Long	03/2016	2	1	1	0
EIA Flat Tax On-Highway Diesel Swap Contracts August Futures †	Short	08/2015	1	(8)	0	(2)
EIA Flat Tax On-Highway Diesel Swap Contracts December Futures †	Short	12/2015	1	(8)	0	(2)
EIA Flat Tax On-Highway Diesel Swap Contracts July Futures †	Short	07/2015	1	(7)	0	(2)
EIA Flat Tax On-Highway Diesel Swap Contracts November Futures †	Short	11/2015	1	(8)	0	(2)
EIA Flat Tax On-Highway Diesel Swap Contracts October Futures †	Short	10/2015	1	(10)	0	(2)
EIA Flat Tax On-Highway Diesel Swap Contracts September Futures †	Short	09/2015	1	(10)	0	(2)
Euro-BTP Italy Government Bond September Futures	Long	09/2015	33	(29)	30	(108)
Euro-Bund 10-Year Bond September Futures	Long	09/2015	1	1	2	0
Euro-Mill Wheat December Futures †	Long	12/2015	33	30	23	0
Euro-Mill Wheat September Futures †	Long	09/2015	27	34	20	0
Gas Oil December Futures †	Long	12/2015	4	(5)	3	0
Gas Oil October Futures †	Short	10/2015	4	6	0	(3)
Gas Oil September Futures †	Short	09/2015	4	5	0	(3)
Gold 100 oz. August Futures †	Short	08/2015	4	4	10	0
Gold 100 oz. December Futures †	Short	12/2015	9	26	7	0
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap August Futures †	Long	08/2015	1	10	2	0
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap December Futures †	Long	12/2015	1	10	2	0
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap July Futures †	Long	07/2015	1	9	2	0
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap November Futures †	Long	11/2015	1	10	2	0
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap October Futures †	Long	10/2015	1	11	2	0
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap September Futures †	Long	09/2015	1	11	2	0
Hard Red Spring Wheat September Futures †	Long	09/2015	7	26	7	0
Hard Red Winter Wheat September Futures †	Long	09/2015	10	46	14	0
Henry Hub Natural Gas April Futures †	Long	03/2016	39	(15)	0	0
Henry Hub Natural Gas Swap April Futures †	Long	03/2016	9	(25)	0	0
Henry Hub Natural Gas Swap April Futures †	Long	03/2019	3	(9)	0	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2016	9	(23)	0	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2019	3	(9)	0	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	9	(17)	0	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2019	3	(9)	0	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2016	9	(21)	0	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2019	3	(9)	0	0
Henry Hub Natural Gas Swap January Futures †	Long	12/2015	9	(21)	0	0
Henry Hub Natural Gas Swap January Futures †	Long	12/2018	3	(9)	0	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2016	9	(23)	0	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2019	3	(9)	0	0
Henry Hub Natural Gas Swap June Futures †	Long	05/2016	9	(24)	0	0
Henry Hub Natural Gas Swap June Futures †	Long	05/2019	3	(9)	0	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2016	9	(22)	0	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2019	3	(9)	0	0
Henry Hub Natural Gas Swap May Futures †	Long	04/2016	9	(25)	0	0
Henry Hub Natural Gas Swap May Futures †	Long	04/2019	3	(9)	0	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	9	(21)	0	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2019	3	(9)	0	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2016	9	(23)	0	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2019	3	(9)	0	0
Henry Hub Natural Gas Swap September Futures †	Long	08/2016	9	(23)	0	0
Henry Hub Natural Gas Swap September Futures †	Long	08/2019	3	(9)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap April Futures †	Long	04/2016	1	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures †	Long	08/2015	3	0	1	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures †	Long	08/2016	1	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures †	Long	12/2015	3	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures †	Long	12/2016	1	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap February Futures †	Long	02/2016	1	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap January Futures †	Long	01/2016	1	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures †	Long	07/2015	3	(1)	1	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures †	Long	07/2016	1	0	0	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
LLS (Argus) vs. WTI Spread Calendar Swap June Futures †	Long	06/2016	1	$0	$0	$0
LLS (Argus) vs. WTI Spread Calendar Swap March Futures †	Long	03/2016	1	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap May Futures †	Long	05/2016	1	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures †	Long	11/2015	3	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures †	Long	11/2016	1	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures †	Long	10/2015	3	0	1	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures †	Long	10/2016	1	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures †	Long	09/2015	3	0	1	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures †	Long	09/2016	1	0	0	0
Natural Gas April Futures †	Long	03/2017	2	1	0	0
Natural Gas August Futures †	Long	07/2015	34	(1)	9	0
Natural Gas December Futures †	Short	11/2015	10	(8)	0	(1)
Natural Gas January Futures †	Short	12/2015	6	10	0	0
Natural Gas March Futures †	Short	02/2016	23	14	0	(1)
Natural Gas March Futures †	Short	02/2017	2	(1)	0	0
Natural Gas October Futures †	Short	09/2015	13	(19)	0	(3)
Natural Gas September Futures †	Short	08/2015	34	3	0	(8)
New York Harbor ULSD December Futures †	Long	11/2015	16	36	30	0
New York Harbor ULSD June Futures †	Short	05/2016	1	2	0	(1)
New York Harbor ULSD March Futures †	Long	02/2016	1	(2)	2	0
New York Harbor ULSD October Futures †	Short	09/2015	3	7	0	(6)
Nickel October Futures †	Long	10/2015	4	(19)	0	0
Platinum October Futures †	Long	10/2015	26	(13)	0	(4)
Put Options Strike @ EUR 147.000 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	28	7	10	0
Put Options Strike @ USD 54.000 on Brent Crude December Futures †	Short	11/2015	7	13	2	0
Put Options Strike @ USD 55.000 on Brent Crude December Futures †	Short	11/2015	13	36	4	0
RBOB Gasoline December Futures †	Short	11/2015	26	(33)	0	(35)
RBOB Gasoline March Futures †	Long	02/2016	9	(1)	11	0
RBOB Gasoline November Futures †	Short	10/2015	44	(22)	0	(59)
RBOB Gasoline September Futures †	Short	08/2015	39	(72)	0	(69)
Silver December Futures †	Long	12/2015	1	(2)	0	(1)
Soybean January Futures †	Short	01/2016	11	(30)	0	(31)
Soybean March Futures †	Long	03/2016	20	72	50	0
Soybean May Futures †	Long	05/2016	11	19	20	0
Soybean November Futures †	Short	11/2015	18	(83)	0	(52)
Soybean Oil December Futures †	Short	12/2015	3	(2)	0	(1)
Soybean Oil March Futures †	Long	03/2016	3	1	1	0
Sugar No. 11 February Futures †	Short	02/2016	10	(4)	0	(4)
Sugar No. 11 October Futures †	Short	09/2015	37	37	0	(17)
U.S. Treasury 10-Year Note September Futures	Long	09/2015	321	(303)	0	(10)
U.S. Treasury 30-Year Bond September Futures	Short	09/2015	26	2	4	0
Wheat December Futures †	Short	12/2015	25	(133)	0	(39)
Wheat September Futures †	Short	09/2015	27	(153)	0	(44)
WTI Crude August Futures †	Short	07/2015	14	25	0	(16)
WTI Crude December Futures †	Short	11/2015	139	(136)	0	(153)
WTI Crude December Futures †	Long	11/2016	52	(12)	41	0
WTI Crude December Futures †	Long	11/2017	16	3	10	0
WTI Crude December Futures †	Short	11/2018	9	(3)	0	(4)
WTI Crude June Futures †	Long	05/2016	80	(558)	76	0
WTI Crude June Futures †	Short	05/2017	3	0	0	(1)
WTI Crude March Futures †	Long	02/2016	11	(7)	11	0
WTI Crude November Futures †	Short	10/2015	4	(4)	0	(4)
WTI Crude October Futures †	Long	09/2015	14	4	16	0
WTI Crude September Futures †	Short	08/2015	19	9	0	(22)
WTI Crude September Futures †	Long	08/2016	23	(15)	20	0
Zinc October Futures †	Long	10/2015	5	(6)	0	0

Total Futures Contracts				$(1,718)	$620	$(806)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020		$1,386	$88	$2	$2	$(1)
CDX.IG-24 5-Year Index	1.000%	06/20/2020		3,900	57	2	1	0
iTraxx Europe 23 5-Year Index	1.000%	06/20/2020	EUR	7,100	98	(50)	0	(33)

					$243	$(46)	$3	$(34)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.300%	05/06/2017	$	27,800	$(39)	$(40)	$2	$0
Receive	3-Month USD-LIBOR	1.500%	12/16/2017		66,600	(354)	(91)	4	0
Pay	3-Month USD-LIBOR	2.000%	12/16/2020		500	0	1	0	0
Receive	3-Month USD-LIBOR †	2.500%	12/16/2025		40,500	321	(184)	28	(2)
Pay	3-Month USD-LIBOR	2.670%	07/13/2045		290	(17)	(1)	0	(1)
Receive	3-Month USD-LIBOR	2.750%	12/16/2045		20,000	1,028	(149)	49	0
Pay	3-Month USD-LIBOR	2.750%	12/16/2045		1,400	(67)	8	0	(4)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	13,200	655	815	0	(153)
Pay	6-Month EUR-EURIBOR	1.500%	03/16/2046		400	(27)	(107)	11	0
Receive	6-Month GBP-LIBOR	1.250%	06/17/2017	GBP	11,100	(53)	17	0	(22)
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017		6,400	(55)	8	0	(16)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		2,840	86	(34)	0	(51)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2045		4,960	652	481	0	(178)
Receive	28-Day MXN-TIIE	4.035%	02/03/2017	MXN	156,900	(10)	(46)	0	(10)
Pay	28-Day MXN-TIIE	5.145%	04/02/2020		69,300	(23)	(19)	24	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		95,400	(28)	(135)	44	0
Pay	28-Day MXN-TIIE	5.675%	11/09/2021		37,500	(8)	(66)	17	0
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		1,600	(1)	(4)	1	0
Pay	28-Day MXN-TIIE	5.750%	12/06/2021		7,300	0	4	3	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029		10,300	(2)	(24)	9	0

						$2,058	$434	$192	$(437)

Total Swap Agreements						$2,301	$388	$195	$(471)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(h)	Securities with an aggregate market value of $3,811 and cash of $5,791 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (5)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
PIMCO CommodityRealReturn® Strategy Portfolio (6)	$12	$65	$197	$274	$(35)	$(128)	$(471)	$(634)
PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary) (6)	72	556	0	628	(87)	(678)	0	(765)

Total Exchange-Traded or Centrally Cleared	$84	$621	$197	$902	$(122)	$(806)	$(471)	$(1,399)

(5)	Unsettled variation margin asset of $1 for closed futures and unsettled variation margin asset of $2 for closed swap agreements is outstanding at period end.
(6)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2015		JPY	387,600	$		3,135	$0	$(32)

BPS	07/2015		BRL	11,433			3,690	13	0
	07/2015		MXN	59,918			3,864	53	0
	07/2015	$		3,666		BRL	11,433	15	(4)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
	07/2015		$		3,127		JPY	387,600	$40	$0
	08/2015			BRL	7,063	$		2,250	5	0
	08/2015			JPY	387,600			3,128	0	(40)

BRC	07/2015			PLN	2,481			648	0	(11)
	07/2015		$		3,898		INR	247,339	0	(19)
	07/2015			ZAR	3,561	$		291	0	0

CBK	07/2015			AUD	607			463	0	(6)
	07/2015			BRL	1,735			559	1	0
	07/2015			GBP	12,374			19,018	0	(424)
	07/2015			MXN	2,286			148	3	0
	07/2015		$		550		BRL	1,735	8	0
	07/2015				3,883		EUR	3,431	0	(58)
	07/2015				148		MXN	2,275	0	(3)
	09/2015			MXN	26,692	$		1,688	1	0
	01/2016			BRL	4,074			1,220	0	(10)

DUB	07/2015				12,397			4,282	295	0
	07/2015			KRW	1,907,165			1,761	59	0
	07/2015		$		3,996		BRL	12,397	0	(8)

FBF	07/2015			BRL	722	$		265	32	0
	07/2015		$		233		BRL	722	0	0
	08/2015			EUR	59,181	$		66,029	15	0

GLM	07/2015			BRL	4,099			1,330	12	0
	07/2015			NZD	3,853			2,736	125	0
	07/2015		$		1,316		BRL	4,099	4	(2)
	08/2015			EUR	3,216	$		3,601	14	0

HUS	07/2015			COP	1,272,206			498	11	0
	07/2015	†		EUR	765			853	0	0
	08/2015	†	$		853		EUR	765	0	0

JPM	07/2015			EUR	595	$		676	12	0
	07/2015	†	$		316		CAD	395	0	0
	07/2015				3,503		EUR	3,189	65	(13)
	07/2015				19,477		GBP	12,374	0	(34)
	07/2015				3,060		INR	197,354	35	0
	07/2015				1,140		PLN	4,280	0	(2)
	08/2015			GBP	12,374	$		19,472	34	0

NGF	07/2015			MXN	27,733			1,794	30	0

SCX	07/2015			EUR	10,083			11,299	58	0
	07/2015		$		5,623		MXN	87,662	0	(48)
	08/2015				11,303		EUR	10,083	0	(58)
	08/2015				5,461		INR	354,008	63	0
	09/2015			MXN	87,662	$		5,591	48	0

TOR	07/2015			BRL	5,080			1,637	3	0
	07/2015		$		1,638		BRL	5,079	0	(4)

UAG	07/2015			BRL	1,278	$		415	4	0
	07/2015		$		412		BRL	1,278	0	(1)
	07/2015	†			5,367		EUR	4,823	50	(40)
	08/2015			EUR	146	$		162	0	(1)
	08/2015	†	$		63		EUR	57	0	0
	08/2015				441		GBP	281	0	0

Total Forward Foreign Currency Contracts									$1,108	$(818)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950%	12/15/2015	$ 12,700	$16	$13

FAR	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.670%	07/09/2015	2,500	41	156

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950%	12/15/2015	8,800	10	10
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.800%	01/19/2016	18,900	30	20
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.865%	08/11/2015	3,000	50	119
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017	3,000	420	467

							$567	$785

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
BPS	Put - OTC Natural Gas December Futures †	$45.000	11/27/2015	$27	$1	$0
	Put - OTC Natural Gas January Futures †	45.000	12/30/2015	30	1	1
	Put - OTC Natural Gas November Futures †	45.000	10/29/2015	27	1	1

GST	Put - OTC Live Cattle December Futures †	140.000	12/04/2015	80	2	1
	Put - OTC WTI Crude December Futures †	48.000	11/17/2015	4	14	5

MAC	Put - OTC Live Cattle December Futures †	140.000	12/04/2015	120	2	1

SOG	Put - OTC Natural Gas December Futures †	44.000	11/27/2015	80	1	1
	Put - OTC Natural Gas December Futures †	45.000	11/27/2015	79	2	1
	Put - OTC Natural Gas January Futures †	44.000	12/30/2015	90	1	1
	Put - OTC Natural Gas January Futures †	45.000	12/30/2015	90	2	1
	Put - OTC Natural Gas November Futures †	44.000	10/29/2015	82	1	1
	Put - OTC Natural Gas November Futures †	45.000	10/29/2015	82	2	2

					$30	$16

Total Purchased Options					$597	$801

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015	EUR	1,100	$(2)	$(4)

BRC	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		1,100	(2)	(4)
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		2,100	(5)	(7)

CBK	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	08/19/2015		2,000	(5)	(5)

FBF	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		900	(2)	(3)

GST	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		1,100	(2)	(4)
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		9,100	(15)	(32)

JPM	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		1,000	(2)	(3)

							$(35)	$(62)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Call - OTC EUR versus USD	$	1.150	07/02/2015	EUR 2,070	$(8)	$0
	Put - OTC EUR versus USD		1.110	07/20/2015	3,656	(19)	(44)
	Call - OTC EUR versus USD		1.170	07/20/2015	3,656	(20)	(4)

BRC	Call - OTC EUR versus USD		1.150	07/15/2015	880	(7)	(2)

DUB	Call - OTC USD versus BRL	BRL	2.680	07/01/2015	$ 2,020	(48)	(280)

FBF	Put - OTC USD versus BRL		2.850	07/16/2015	1,388	(10)	0
	Call - OTC USD versus BRL		4.000	03/17/2016	3,500	(148)	(56)

UAG	Call - OTC EUR versus USD	$	1.150	07/02/2015	EUR 1,950	(11)	0

						$(271)	$(386)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	233.049	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$700	$(6)	$(3)

CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	12,100	(108)	(7)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	1,000	(13)	(1)

DUB	Cap - OTC CPURNSA Index	236.119	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/01/2016	1,200	(1)	(1)
	Floor - OTC YOY CPURNSA Index	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	900	(9)	(5)

GLM	Cap - OTC CPALEMU Index	117.930	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	1,400	0	(54)

JPM	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	600	(4)	(2)
	Floor - OTC YOY CPURNSA Index	234.810	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	4,600	(52)	(50)

						$(193)	$(123)

(1)	YOY options may have a series of expirations.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.050%	07/13/2015	$	6,500	$(30)	$(1)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.950%	07/13/2015		8,400	(29)	(10)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350%	09/30/2015		3,600	(23)	(33)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	09/30/2015		3,600	(31)	(23)

FAR	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.170%	07/09/2015		2,500	(43)	0

GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400%	07/15/2015		1,500	(5)	(19)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350%	09/30/2015		1,100	(7)	(10)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	09/30/2015		1,100	(10)	(7)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750%	08/20/2015	GBP	1,600	(14)	(4)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.400%	08/20/2015		1,600	(14)	(14)

JPM	Call - OTC 5-Year Interest Rate Swap (Effective 09/16/2020)	3-Month USD-LIBOR	Receive	2.910%	09/14/2015	$	7,400	(23)	(23)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.900%	09/09/2015	GBP	1,800	(18)	(14)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.520%	01/19/2016	$	18,900	(11)	(5)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.660%	01/19/2016		18,900	(19)	(10)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.950%	07/13/2015		15,700	(53)	(19)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017		12,600	(420)	(420)
	Call - OTC 5-Year Interest Rate Swap (Effective 09/16/2020)	3-Month USD-LIBOR	Receive	2.910%	09/14/2015		11,600	(45)	(37)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.365%	08/11/2015		3,000	(49)	(3)

								$(844)	$(652)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC Brent Crude February Futures †	$	58.000	12/30/2015	$1	$(1)	$(1)
	Put - OTC Brent Crude January Futures †		58.000	11/27/2015	0	(1)	(1)
	Put - OTC Brent Crude October Futures †		58.000	10/29/2015	0	(1)	(1)
	Put - OTC Gold 100 oz. October Futures †		120.000	09/14/2015	0	(1)	(1)

GST	Put - OTC Brent Crude December Futures †		54.000	11/10/2015	2	(7)	(3)
	Put - OTC Brent Crude December Futures †		55.000	11/10/2015	2	(9)	(3)
	Put - OTC Gold 100 oz. August Futures †		65.000	07/13/2015	0	(4)	(7)
	Put - OTC Lean Hogs December Futures †		56.000	12/14/2015	200	(4)	(3)

MAC	Put - OTC Brent Crude February Futures †		58.000	12/30/2015	1	(2)	(3)
	Put - OTC Brent Crude February Futures †		59.000	12/30/2015	1	(2)	(3)
	Put - OTC Brent Crude January Futures †		58.000	11/27/2015	1	(2)	(2)
	Put - OTC Brent Crude January Futures †		59.000	11/27/2015	1	(2)	(3)
	Put - OTC Brent Crude October Futures †		58.000	10/29/2015	1	(2)	(2)
	Put - OTC Brent Crude October Futures †		59.000	10/29/2015	1	(2)	(2)
	Put - OTC Lean Hogs December Futures †		60.000	12/14/2015	280	(4)	(7)

						$(44)	$(42)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GST	Call - OTC SPGCENP Index †	0.734	08/11/2015	$ 210,000	$(9)	$0
	Call - OTC SPGCICP Index †	0.360	07/09/2015	130,000	(5)	0
	Call - OTC SPGCICP Index †	0.407	08/11/2015	260,000	(10)	0
	Call - OTC SPGCNGP Index †	1.103	08/06/2015	1,400	(3)	0

					$(27)	$0

Total Written Options					$(1,414)	$(1,265)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	202	$1,485,680	EUR	12,100	GBP	0	$(1,765)
Sales	646	747,763		86,232		5,000	(2,042)
Closing Buys	(90)	(43,464)		(9,400)		0	1,207
Expirations	(446)	(1,442,360)		(28,286)		0	890
Exercised	(98)	(1,320)		(28,634)		0	180

Balance at End of Period	214	$746,299	EUR	32,012	GBP	5,000	$(1,530)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Pay	LLSBRT 2H15 †	$2.750	12/31/2015	684	$0	$0	$0	$0
	Receive	LLSBRT CAL15 †	8.150	12/31/2015	6,000	0	36	36	0

BPS	Receive	EUROBOBCO 2Q3Q16 †	9.000	09/30/2016	12,000	0	3	3	0
	Receive	EURTOP 1Q16 †	2.070	03/31/2016	14,100	0	2	2	0
	Receive	EURTOP 4Q15 †	2.070	12/31/2015	14,100	0	4	4	0
	Pay	GOLDLNPM Index †	1,224.700	11/18/2015	200	0	10	10	0
	Pay	LLSBRT 2H15 †	2.550	12/31/2015	1,074	0	0	0	0
	Receive	PLTMLNPM Index †	1,177.500	11/18/2015	200	0	(20)	0	(20)

CBK	Pay	LLSBRT 2H15 †	2.500	12/31/2015	534	0	0	0	0

GST	Receive	EURTOP 1Q16 †	1.940	03/31/2016	3,000	0	1	1	0
	Receive	EURTOP 1Q16 †	2.040	03/31/2016	3,000	0	0	0	0
	Receive	EURTOP 1Q16 †	2.150	03/31/2016	900	0	0	0	0
	Receive	EURTOP 4Q15 †	1.940	12/31/2015	3,000	0	1	1	0
	Receive	EURTOP 4Q15 †	2.040	12/31/2015	3,000	0	1	1	0
	Receive	EURTOP 4Q15 †	2.150	12/31/2015	900	0	0	0	0
	Pay	LLSBRT 2H15 †	3.000	12/31/2015	990	0	(1)	0	(1)
	Pay	LLSBRT 2H15 †	2.400	12/31/2015	642	0	0	0	0

JPM	Receive	EUROBOBCO 2Q3Q16 †	8.950	09/30/2016	3,000	0	1	1	0
	Pay	LLSBRT 2H15 †	2.300	12/31/2015	1,506	0	0	0	0

MAC	Receive	CUAC 1Q16 †	25.750	03/31/2016	69,000	0	5	5	0
	Receive	CUAC 1Q16 †	28.000	03/31/2016	117,000	0	6	6	0
	Receive	CUAC 1Q16 †	29.000	03/31/2016	117,000	0	5	5	0
	Receive	CUAC 4Q15 †	41.500	12/31/2015	243,000	0	(8)	0	(8)

MYC	Pay	LLSBRT CAL15 †	3.300	12/31/2015	570	0	(1)	0	(1)

						$0	$45	$75	$(30)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	Cardinal Health, Inc.	(0.590)%	06/20/2017	0.079%	$400	$0	$(4)	$0	$(4)

GST	RPM International, Inc.	(1.500)%	03/20/2018	0.400%	1,000	0	(30)	0	(30)

						$0	$(34)	$0	$(34)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	Italy Government International Bond	1.000%	03/20/2019	1.096%	$ 4,300	$(74)	$60	$0	$(14)

GST	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	3.394%	600	(41)	31	0	(10)
	Sberbank of Russia Via SB Capital S.A.	1.000%	03/20/2016	3.941%	100	(6)	4	0	(2)

JPM	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	3.394%	400	(29)	22	0	(7)

						$(150)	$117	$0	$(33)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.430%	06/15/2030	GBP	600	$0	$7	$7	$0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		1,900	(4)	67	63	0
	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	1,500	(2)	2	0	0

BPS	Pay	1-Month GBP-UKRPI	3.400%	06/15/2030	GBP	800	4	(2)	2	0
	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	5,500	3	(3)	0	0
	Pay	3-Month USD-CPURNSA Index	1.560%	11/05/2016	$	1,400	0	(23)	0	(23)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016		1,700	0	(40)	0	(40)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017		8,700	20	(478)	0	(458)

BRC	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	9,900	(1)	0	0	(1)

CBK	Pay	1-Month GBP-UKRPI	3.190%	04/15/2030	GBP	1,500	0	(62)	0	(62)
	Pay	1-Month GBP-UKRPI	3.350%	05/15/2030		1,400	0	(5)	0	(5)
	Pay	1-Month GBP-UKRPI	3.430%	06/15/2030		700	0	8	8	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		300	(10)	20	10	0

DUB	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	17,100	(8)	7	0	(1)
	Receive	3-Month USD-CPURNSA Index	1.728%	12/19/2015	$	5,100	0	(88)	0	(88)
	Receive	3-Month USD-CPURNSA Index	0.070%	12/22/2015		2,300	0	1	1	0
	Pay	3-Month USD-CPURNSA Index	1.485%	11/19/2016		28,300	0	(419)	0	(419)
	Pay	3-Month USD-CPURNSA Index	1.480%	11/20/2016		4,500	0	(66)	0	(66)
	Pay	3-Month USD-CPURNSA Index	1.473%	11/21/2016		3,800	0	(55)	0	(55)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016		1,200	0	(28)	0	(28)
	Receive	3-Month USD-CPURNSA Index	1.845%	11/29/2016		4,700	0	(114)	0	(114)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022		1,200	10	(113)	0	(103)
	Receive	3-Month USD-CPURNSA Index	2.560%	05/08/2023		13,100	0	(1,125)	0	(1,125)

FBF	Pay	1-Month GBP-UKRPI	3.353%	05/15/2030	GBP	300	0	(1)	0	(1)
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		800	(7)	34	27	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		100	0	6	6	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		100	0	(1)	0	(1)

GLM	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030		2,360	0	(92)	0	(92)
	Pay	1-Month GBP-UKRPI	3.400%	06/15/2030		500	2	0	2	0
	Pay	1-Month GBP-UKRPI	3.358%	04/15/2035		300	0	(13)	0	(13)
	Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017	$	2,900	0	(147)	0	(147)

HUS	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	10,400	(11)	10	0	(1)
	Pay	1-Year BRL-CDI	13.220%	01/02/2018		12,700	0	5	5	0

JPM	Pay	1-Month GBP-UKRPI	3.400%	06/15/2030	GBP	100	0	0	0	0
	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044		300	2	11	13	0
	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	13,700	(18)	17	0	(1)

MYC	Pay	1-Month GBP-UKRPI	3.320%	05/15/2030	GBP	1,200	0	(14)	0	(14)
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		200	2	5	7	0
	Pay	3-Month USD-CPURNSA Index	1.533%	11/07/2016	$	13,500	1	(218)	0	(217)

							$(17)	$(2,907)	$151	$(3,075)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	BCOMTR Index †	247,988	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	$	50,086	$1,206	$1,206	$0

BPS	Receive	BCOMF1T Index †	15,078	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		5,800	142	142	0
	Receive	BCOMTR Index †	49,653	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		10,028	242	242	0

CBK	Receive	BCOMF1T Index †	105	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		40	1	1	0
	Receive	BCOMTR Index †	147,776	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		29,846	0	0	0
	Receive	BCOMTR2 Index †	48,060	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		10,674	254	254	0

FBF	Receive	BCOMTR Index †	128,716	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		25,997	626	626	0

GLM	Receive	BCOMF1T Index †	4,677	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		1,799	44	44	0
	Receive	BCOMTR Index †	50,777	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		10,255	266	266	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	BCOMTR11A Index †	140,382	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	$	37,497	$903	$903	$0

JPM	Receive	BCOMCO1 Index †	7,525	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		2,645	(15)	0	(15)
	Pay	BCOMCOT Index †	3,576	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		2,659	21	21	0
	Receive	BCOMF1T Index †	672	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		258	6	6	0
	Receive	BCOMTR Index †	111,667	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		22,553	543	543	0
	Receive	JMABFNJ1 Index †	201,476	0.350%	08/17/2015		20,532	(585)	0	(585)
	Receive	JMABNICP Index †	15,262	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		7,987	168	168	0

MAC	Receive	BCOMTR Index †	51,425	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		10,386	0	0	0
	Receive	BCOMTR1 Index †	113,048	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		12,595	303	303	0
	Receive	BCOMTR2 Index †	64,987	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		7,036	168	168	0
	Receive	BCOMXGRT Index †	136,584	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		10,435	200	200	0

MYC	Receive	BCOMTR Index †	241,799	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		48,836	1,176	1,176	0
	Receive	BCOMTR1 Index †	234,163	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		51,875	1,249	1,249	0
	Receive	BCOMTR2 Index †	412,422	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		90,996	2,168	2,168	0

								$9,086	$9,686	$(600)

(6)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	GOLDLNPM Index †(7)	3.098%	08/03/2015	$	284	$0	$4	$4	$0
	Receive	SLVRLND Index †(7)	6.452%	08/03/2015		197	0	(2)	0	(2)

DUB	Pay	SPGCCLP Index †(7)	6.376%	11/17/2015		150	0	(17)	0	(17)
	Receive	WTI Crude December Futures †(7)	4.203%	11/17/2015		180	0	15	15	0

GST	Pay	GOLDLNPM Index †(7)	6.126%	11/25/2015		170	0	7	7	0
	Pay	GOLDLNPM Index †(7)	7.784%	03/24/2020		358	0	1	1	0
	Pay	GOLDLNPM Index †(7)	7.840%	04/06/2020		178	0	1	1	0
	Pay	GOLDLNPM Index †(7)	7.840%	04/09/2020		179	0	1	1	0
	Pay	GOLDLNPM Index †(7)	7.896%	04/14/2020		178	0	1	1	0
	Pay	GOLDLNPM Index †(7)	7.981%	04/22/2020		1,416	0	6	6	0
	Pay	GOLDLNPM Index †(7)	8.585%	04/27/2020		1,024	0	10	10	0
	Pay	GOLDLNPM Index †(7)	8.703%	04/28/2020		339	0	4	4	0
	Pay	Natural Gas August Futures †(7)	17.724%	07/28/2015		80	0	0	0	0
	Receive	SLVRLND Index †(7)	10.890%	11/25/2015		130	0	(5)	0	(5)

JPM	Pay	GOLDLNPM Index †(7)	10.890%	04/29/2020		303	0	9	9	0
	Pay	GOLDLNPM Index †(7)	11.156%	05/07/2020		599	0	20	20	0

MYC	Pay	GOLDLNPM Index †(7)	3.276%	09/18/2015		276	0	3	3	0
	Pay	GOLDLNPM Index †(7)	5.406%	04/21/2016		910	0	24	24	0
	Pay	Natural Gas August Futures †(7)	18.063%	07/28/2015		118	0	1	1	0
	Receive	SLVRLND Index †(7)	5.382%	09/18/2015		215	0	2	2	0
	Receive	SLVRLND Index †(7)	9.151%	04/21/2016		700	0	(10)	0	(10)

							$0	$75	$109	$(34)

Total Swap Agreements							$(167)	$6,382	$10,021	$(3,806)

(7)	Variance Swap

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(j)	Securities with an aggregate market value of $3,870 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (8)
PIMCO CommodityRealReturn® Strategy Portfolio
BOA	$0	$0	$70	$70	$(32)	$0	$(14)	$(46)	$24	$0	$24
BPS	126	0	2	128	(44)	(55)	(521)	(620)	(492)	654	162
BRC	0	0	0	0	(30)	(13)	(1)	(44)	(44)	0	(44)
CBK	13	13	18	44	(501)	(14)	(67)	(582)	(538)	838	300
DUB	354	0	1	355	(8)	(352)	(2,003)	(2,363)	(2,008)	1,717	(291)
FAR	0	156	0	156	0	0	0	0	156	0	156
FBF	47	0	33	80	0	(59)	(2)	(61)	19	83	102
GLM	155	0	2	157	(2)	(108)	(252)	(362)	(205)	264	59
GST	0	0	0	0	0	(36)	(42)	(78)	(78)	0	(78)
HUS	11	0	5	16	0	0	(1)	(1)	15	0	15
JPM	146	0	13	159	(49)	(92)	(8)	(149)	10	0	10
MYC	0	616	7	623	0	(494)	(231)	(725)	(102)	143	41
NGF	30	0	0	30	0	0	0	0	30	0	30
SCX	169	0	0	169	(106)	0	0	(106)	63	0	63
TOR	3	0	0	3	(4)	0	0	(4)	(1)	0	(1)
UAG	35	0	0	35	(42)	0	0	(42)	(7)	0	(7)

PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
BOA	0	0	1,242	1,242	0	0	0	0	1,242	(270)	972
BPS	0	2	407	409	0	(4)	(22)	(26)	383	0	383
CBK	0	0	255	255	0	0	0	0	255	(260)	(5)
DUB	0	0	15	15	0	0	(17)	(17)	(2)	0	(2)
FBF	0	0	626	626	0	0	0	0	626	0	626
GLM	0	0	1,213	1,213	0	0	0	0	1,213	(310)	903
GST	0	6	34	40	0	(16)	(6)	(22)	18	0	18
JPM	0	0	768	768	0	0	(600)	(600)	168	0	168
MAC	0	1	687	688	0	(22)	(8)	(30)	658	(260)	398
MYC	0	0	4,623	4,623	0	0	(11)	(11)	4,612	(880)	3,732
SOG	0	7	0	7	0	0	0	0	7	0	7
UAG	19	0	0	19	0	0	0	0	19	0	19

Total Over the Counter	$1,108	$801	$10,021	$11,930	$(818)	$(1,265)	$(3,806)	$(5,889)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$72	$0	$0	$0	$12	$84
Futures	556	0	0	0	65	621
Swap Agreements	0	3	0	0	194	197

	$628	$3	$0	$0	$271	$902

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,108	$0	$1,108
Purchased Options	16	0	0	0	785	801
Swap Agreements	9,870	0	0	0	151	10,021

	$9,886	$0	$0	$1,108	$936	$11,930

	$10,514	$3	$0	$1,108	$1,207	$12,832

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	27

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$87	$0	$0	$0	$35	$122
Futures	683	0	0	0	123	806
Swap Agreements	0	34	0	0	437	471

	$770	$34	$0	$0	$595	$1,399

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$818	$0	$818
Written Options	42	62	0	386	775	1,265
Swap Agreements	664	67	0	0	3,075	3,806

	$706	$129	$0	$1,204	$3,850	$5,889

	$1,476	$163	$0	$1,204	$4,445	$7,288

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(36)	$0	$0	$0	$(3)	$(39)
Written Options	312	0	0	0	44	356
Futures	1,339	0	(6)	0	(1,016)	317
Swap Agreements	0	(18)	0	0	(5,059)	(5,077)

	$1,615	$(18)	$(6)	$0	$(6,034)	$(4,443)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,973	$0	$7,973
Purchased Options	(517)	0	0	0	(226)	(743)
Written Options	596	28	0	128	34	786
Swap Agreements	(37,583)	(37)	0	14	354	(37,252)

	$(37,504)	$(9)	$0	$8,115	$162	$(29,236)

	$(35,889)	$(27)	$(6)	$8,115	$(5,872)	$(33,679)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(47)	$0	$0	$0	$2	$(45)
Written Options	(118)	0	0	0	7	(111)
Futures	(1,329)	0	4	0	(121)	(1,446)
Swap Agreements	0	(50)	0	0	5,349	5,299

	$(1,494)	$(50)	$4	$0	$5,237	$3,697

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,549)	$0	$(1,549)
Purchased Options	492	0	0	0	318	810
Written Options	(510)	(41)	0	(40)	100	(491)
Swap Agreements	31,353	(0)	0	0	(202)	31,151

	$31,335	$(41)	$0	$(1,589)	$216	$29,921

	$29,841	$(91)	$4	$(1,589)	$5,453	$33,618

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$30,404	$0	$30,404
Industrials	0	1,675	0	1,675
Utilities	0	5,852	0	5,852
U.S. Government Agencies	0	15,128	0	15,128
U.S. Treasury Obligations	0	420,066	0	420,066
Mortgage-Backed Securities	0	23,037	0	23,037
Asset-Backed Securities	0	15,980	2,915	18,895
Sovereign Issues	0	60,367	0	60,367
Short-Term Instruments
Certificates of Deposit	0	8,238	0	8,238
Repurchase Agreements	0	17,447	0	17,447
Short-Term Notes	0	3,200	0	3,200
U.S. Treasury Bills	0	12,241	0	12,241
	$0	$613,635	$2,915	$616,550

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$80,175	$0	$0	$80,175

Total Investments	$80,175	$613,635	$2,915	$696,725

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(13,842)	$0	$(13,842)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	698	201	0	899
Over the counter	0	11,921	9	11,930
	$698	$12,122	$9	$12,829

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(893)	(506)	0	(1,399)
Over the counter	(23)	(5,840)	(26)	(5,889)
	$(916)	$(6,346)	$(26)	$(7,288)

Totals	$79,957	$605,569	$2,898	$688,424

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements

1. ORGANIZATION

The PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class, Advisor Class, and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income(loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Consolidated Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Consolidated Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets.

Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Consolidated Statement of Cash Flows. The Consolidated Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Consolidated Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises The Portfolio may invest in securities of U.S. Government agencies or

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional

(i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$16	$0	$(16)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

Investments in PIMCO Short-Term Floating NAV III Portfolio

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$1,533	$253,729	$(175,100)	$20	$(7)	$80,175	$28	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price

SEMIANNUAL REPORT	JUNE 30, 2015	37

Notes to Financial Statements (Cont.)

on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

SEMIANNUAL REPORT	JUNE 30, 2015	39

Notes to Financial Statements (Cont.)

Commodity Forward Swap Agreements  The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying reference commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying reference commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized

SEMIANNUAL REPORT	JUNE 30, 2015	41

Notes to Financial Statements (Cont.)

price variance, the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared

SEMIANNUAL REPORT	JUNE 30, 2015	43

Notes to Financial Statements (Cont.)

Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION

PIMCO Cayman Commodity Portfolio I, Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of June 30, 2015 of the Commodity Subsidiary to the Portfolio (amounts in thousands).

Date of Incorporation	07/21/2006
Subscription Agreement	08/01/2006
Consolidated Portfolio Net Assets	$443,514
Subsidiary % of Consolidated Portfolio Net Assets	20.0%
Subsidiary Financial Statement Information
Total assets	$92,852
Total liabilities	4,327
Net assets	$88,525
Total income	(130)
Net investment income (loss)	(391)
Net realized gain (loss)	(35,989)
Net change in unrealized appreciation (depreciation)	30,379
Increase (decrease) in net assets resulting from operations	$(6,001)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries, administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver by PIMCO. For the period ended June 30, 2015, the amount was $241,787.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$5,641	$14,297

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to

SEMIANNUAL REPORT	JUNE 30, 2015	45

Notes to Financial Statements (Cont.)

the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$383,968	$393,523	$48,625	$40,696

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	269	$1,253	474	$3,000
Administrative Class	8,161	37,881	15,933	94,644
Advisor Class	3,774	17,736	5,842	35,813
Class M	45	210	5	26
Issued as reinvestment of distributions
Institutional Class	28	124	2	12
Administrative Class	2,874	12,616	276	1,628
Advisor Class	1,184	5,255	68	400
Class M	1	4	0	0
Cost of shares redeemed
Institutional Class	(77)	(353)	(225)	(1,382)
Administrative Class	(7,081)	(32,837)	(35,451)	(209,253)
Advisor Class	(1,558)	(7,323)	(3,705)	(22,789)
Class M	(8)	(34)	0	0
Net increase (decrease) resulting from Portfolio share transactions	7,612	$34,532	(16,781)	$(97,901)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 29% of the Portfolio. One shareholder is a related party and comprises 19% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$708,952	$4,141	$(16,368)	$(12,227)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	47

Notes to Financial Statements (Cont.)

June 30, 2015 (Unaudited)

16. SUBSEQUENT EVENTS

At a meeting held on May 11-12, 2015, the Board of the Trust approved a reverse share split for each class of the Portfolio, pursuant to which shareholders will receive:

■	One share in exchange for every two shares of the PVIT PIMCO CommodityRealReturn® Strategy Portfolio they currently own.

The reverse share splits were effective August 7, 2015. While the reverse share splits reduced the number of outstanding shares of each class of each Portfolio, they proportionately increased the NAV per share of each class of each Portfolio such that the aggregate market value of each Portfolio’s shares remained the same. The reverse share splits applied the same ratio to each class of shares of a Portfolio, with each Portfolio effecting its reverse share split at its own ratio, that resulted in a NAV per share closer to $10.00. The reverse share splits do not alter the rights or total value of a shareholder’s investment in a Portfolio, nor are they a taxable event for Portfolio investors.

48	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	SAL	Citigroup Global Markets, Inc.
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MAC	Macquarie Bank Limited	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	TOR	Toronto Dominion Bank
FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar
BRL	Brazilian Real	INR	Indian Rupee	PLN	Polish Zloty
CAD	Canadian Dollar	JPY	Japanese Yen	USD (or $)	United States Dollar
COP	Colombian Peso	KRW	South Korean Won	ZAR	South African Rand
EUR	Euro	MXN	Mexican Peso

Exchange Abbreviations:
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange	OTC	Over the Counter
CME	Chicago Mercantile Exchange

Index/Spread Abbreviations:
BCOMCO1	Bloomberg Brent Crude Sub-Index 1-Month Forward	CUAC	Corn-Ethanol Spread Calendar Swap	SLVRLND	London Silver Market Fixing Ltd.
BCOMCOT	Bloomberg Brent Crude TR	EUROBOBCO	Eurobob Gasoline vs Brent Margin	SPGCCLP	S&P Goldman Sachs Commodity Crude Oil Index
BCOMF1T	Bloomberg Commodity Index 1-Month Forward Total Return	EURTOP	Researching Definition	SPGCENP	S&P GSCI Energy Official Close Index ER
BCOMTR	Bloomberg Commodity Index Total Return	GOLDLNPM	London Gold Market Fixing Ltd. PM	SPGCICP	S&P Goldman Sachs Commodity Copper Excess Return Index
BCOMXGRT	Bloomberg Commodity Ex-Grains Total Return Index	JMABFNJ1	J.P. Morgan FNJ 1 Index	SPGCNGP	S&P Goldman Sachs Commodity Natural Gas Index
CDX.HY	Credit Derivatives Index - High Yield	JMABNICP	JPMorgan Nic P Custom Index	UKRPI	United Kingdom Retail Price Index
CDX.IG	Credit Derivatives Index - Investment Grade	LLSBRT	LLS-Brent Spread Calendar Swap	ULSD	Ultra-Low Sulfur Diesel
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	PLTMLNPM	London Platinum & Palladium Market PM Fix

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	oz.	Ounce	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit	YOY	Year-Over-Year
NCUA	National Credit Union Administration

SEMIANNUAL REPORT	JUNE 30, 2015	49

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

50	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT12SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO CommodityRealReturn® Strategy Portfolio

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, tax risk,

subsidiary risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments as part of an investment strategy, as described below, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO VARIABLE INSURANCE TRUST

The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodity futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, disease, embargoes, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount

SEMIANNUAL REPORT	JUNE 30, 2015	5

Important Information About the Portfolio (Cont.)

you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this

5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	60.3%
Short-Term Instruments‡	17.4%
Sovereign Issues	8.7%
Corporate Bonds & Notes	5.4%
Mortgage-Backed Securities	3.3%
Other	4.9%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015

	6 Months*	1 Year	5 Years	Class Inception (02/28/2006)
PIMCO CommodityRealReturn® Strategy Portfolio Advisor Class	-0.88%	-26.59%	-2.42%	-2.03%
Bloomberg Commodity Index Total Return±	-1.56%	-23.71%	-3.91%	-3.69%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.16% for Advisor Class shares.

± Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$991.20	$1,019.18
Expenses Paid During Period†	$5.45	$5.53
Net Annualized Expense Ratio††	1.11%	1.11%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO CommodityRealReturn® Strategy Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. ”Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, provide exposure to the investment returns of the commodities markets without investing directly in physical commodities.

Portfolio Insights

»	Exposure to commodities detracted from absolute returns as the asset class generally posted negative returns over the reporting period.

»

The Portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral for the commodities exposure, benefited relative performance as TIPS outperformed the assumed U.S. Treasury Bill collateral rate embedded in the Bloomberg Commodity Index Total Return, the Portfolio’s benchmark index.

»

Exposure to Italian real duration (or sensitivity to changes in real interest rates) benefited relative performance as real yields (i.e., rates of return in excess of expected future inflation) across the majority of the yield curve declined and Italian inflation-linked bonds posted positive returns over the reporting period.

»	Short exposure to the euro benefited relative performance as this currency weakened relative to the U.S. dollar for the majority of the reporting period.

»	An underweight to the 2-3 year portion of the U.S. real yield curve detracted from relative performance as yields in the 2-3 year portion of the yield curve declined over the reporting period.

»	Exposure to Mexican real rates detracted from performance as interest rates in Mexico generally increased over the reporting period.

SEMIANNUAL REPORT	JUNE 30, 2015	7

Financial Highlights PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Advisor Class
Net asset value beginning of year or period	$4.91	$6.05	$7.21	$7.27	$9.06	$8.64
Net investment income (loss) (a)	(0.02)	0.05	0.03	0.14	0.12	0.10
Net realized/unrealized gain (loss)	(0.03)	(1.17)	(1.08)	0.23	(0.70)	1.72
Total from Investment Operations	(0.05)	(1.12)	(1.05)	0.37	(0.58)	1.82
Dividends from net investment income	(0.20)	(0.02)	(0.11)	(0.18)	(1.21)	(1.25)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.25)	0.00	(0.15)
Total distributions	(0.20)	(0.02)	(0.11)	(0.43)	(1.21)	(1.40)
Net asset value end of year or period	$4.66	$4.91	$6.05	$7.21	$7.27	$9.06
Total return	(0.88)%	(18.62)%	(14.71)%	5.12%	(7.54)%	24.25%
Net assets end of year or period (000s)	$135,271	$125,905	$141,675	$148,581	$132,255	$133,279
Ratio of expenses to average net assets	1.11%*	1.03%	1.07%	1.10%	1.01%	1.03%
Ratio of expenses to average net assets excluding waivers	1.22%*	1.16%	1.19%	1.24%	1.15%	1.15%
Ratio of expenses to average net assets excluding interest expense	0.99%*	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of expenses to average net assets excluding interest expense and waivers	1.10%*	1.12%	1.11%	1.13%	1.13%	1.11%
Ratio of net investment income (loss) to average net assets	(0.86)%*	0.85%	0.44%	1.84%	1.42%	1.21%
Portfolio turnover rate	81%	151%	57%	77%	523%	536%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn® Strategy Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$616,550
Investments in Affiliates	80,175
Financial Derivative Instruments
Exchange-traded or centrally cleared	902
Over the counter	11,930
Deposits with counterparty	5,791
Foreign currency, at value	821
Receivable for Investments sold~	80,566
Receivable for investments sold on a delayed-delivery basis	2,063
Receivable for Portfolio shares sold	194
Interest and dividends receivable	2,372
Dividends receivable from Affiliates	13
Reimbursement receivable from PIMCO	46
Other assets	26
Total Assets	801,449

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$288,464
Payable for short sales	13,842
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,399
Over the counter	5,889
Payable for investments purchased~	43,079
Payable for investments in Affiliates purchased	13
Deposits from counterparty	2,980
Payable for Portfolio shares redeemed	954
Overdraft due to custodian	938
Accrued investment advisory fees	208
Accrued supervisory and administrative fees	103
Accrued distribution fees	27
Accrued servicing fees	37
Other liabilities	2
Total Liabilities	357,935

Net Assets	$443,514

Net Assets Consist of:
Paid in capital	$486,928
Undistributed net investment income	17,974
Accumulated net realized (loss)	(56,575)
Net unrealized (depreciation)	(4,813)
$443,514

Net Assets:
Institutional Class	$3,127
Administrative Class	304,916
Advisor Class	135,271
Class M	200

Shares Issued and Outstanding:
Institutional Class	681
Administrative Class	66,147
Advisor Class	29,022
Class M	43

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$4.59
Administrative Class	4.61
Advisor Class	4.66
Class M	4.60

Cost of Investments in securities	$627,069
Cost of Investments in Affiliates	$80,182
Cost of Foreign Currency Held	$824
Proceeds Received on Short Sales	$13,948
Cost or Premiums of Financial Derivative Instruments, net	$(971)

* Includes repurchase agreements of:	$17,447

~	A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Consolidated Statement of Operations PIMCO CommodityRealReturn® Strategy Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest, net of foreign taxes*	$426
Dividends	2
Dividends from Investments in Affiliates	28
Total Income	456

Expenses:
Investment advisory fees	1,223
Supervisory and administrative fees	607
Servicing fees - Administrative Class	224
Distribution and/or servicing fees - Advisor Class	159
Trustee fees	3
Interest expense	251
Total Expenses	2,467
Waiver and/or Reimbursement by PIMCO	(242)
Net Expenses	2,225

Net Investment Loss	(1,769)

Net Realized Gain (Loss):
Investments in securities	(3,568)
Investments in Affiliates	20
Exchange-traded or centrally cleared financial derivative instruments	(4,443)
Over the counter financial derivative instruments	(29,236)
Foreign currency	(667)

Net Realized (Loss)	(37,894)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	2,542
Investments in Affiliates	(7)
Exchange-traded or centrally cleared financial derivative instruments	3,697
Over the counter financial derivative instruments	29,921
Foreign currency assets and liabilities	27

Net Change in Unrealized Appreciation	36,180

Net Decrease in Net Assets Resulting from Operations	$(3,483)

* Foreign tax withholdings	$1

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

(Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$(1,769)	$5,601
Net realized (loss)	(37,894)	(67,638)
Net change in unrealized appreciation (depreciation)	36,180	(37,715)

Net (Decrease) in Net Assets Resulting from Operations	(3,483)	(99,752)

Distributions to Shareholders:
From net investment income
Institutional Class	(124)	(12)
Administrative Class	(12,616)	(1,628)
Advisor Class	(5,255)	(400)
Class M	(4)	0

Total Distributions	(17,999)	(2,040)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	34,532	(97,901)

Total Increase (Decrease) in Net Assets	13,050	(199,693)

Net Assets:
Beginning of period	430,464	630,157
End of period*	$443,514	$430,464

* Including undistributed net investment income of:	$17,974	$37,742

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn® Strategy Portfolio

(Unaudited)

(Amounts in thousands†)	Six Months Ended June 30, 2015

Cash Flows Provided by Operating Activities:

Net (decrease) in net assets resulting from operations	$(3,483)

Adjustments to Reconcile Net (Decrease) in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(431,940)
Proceeds from sales of long-term securities	345,978
Purchases from sales of short-term portfolio investments, net	86,308
(Increase) in deposits with counterparty	(3,898)
Decrease in receivable for investments sold	90,718
Decrease in interest and dividends receivable	344
(Increase) in exchange-traded or centrally cleared financial derivative instruments	(276)
(Increase) in over the counter financial derivative instruments	(29,069)
(Increase) in other assets	(3)
Increase in payable for investments purchased	10,941
Increase in deposits from counterparty	260
(Decrease) in accrued investment advisory fees	(2)
(Decrease) in accrued supervisory and administrative fees	(2)
(Decrease) in accrued distribution fee	(2)
(Decrease) in accrued servicing fee	(4)
(Increase) in reimbursement receivable from PIMCO	(21)
Payments on short sales transactions, net	(24,924)
Payments on currency transactions	(640)
(Decrease) in other liabilities	(3)
Net Realized (Gain) Loss
Investments in securities	3,568
Investments in Affiliates	(20)
Exchange-traded or centrally cleared financial derivative instruments	4,443
Over the counter financial derivative instruments	29,236
Foreign currency	667
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(2,542)
Investments in Affiliates	7
Exchange-traded or centrally cleared financial derivative instruments	(3,697)
Over the counter financial derivative instruments	(29,921)
Foreign currency assets and liabilities	(27)
Net amortization (accretion) on investments	1,977

Net Cash Provided by Operating Activities	43,973

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	59,883
Payments on shares redeemed	(40,090)
Cash dividend paid*	0
Increase in overdraft due to custodian	938
Proceeds from reverse repurchase agreements	20,529
Payments on reverse repurchase agreements	(20,529)
Proceeds from sale-buyback transactions	1,181,115
Payments on sale-buyback transactions	(1,246,618)
Proceeds from deposits from counterparty	123,079
Payments on deposits from counterparty	(122,059)

Net Cash (Used for) Financing Activities	(43,752)

Net Increase in Cash and Foreign Currency	221

Cash and Foreign Currency:
Beginning of period	600
End of period	$821

* Reinvestment of distributions	$17,999

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$187

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 139.0%

CORPORATE BONDS & NOTES 8.5%

BANKING & FINANCE 6.8%
Ally Financial, Inc.
3.250% due 02/13/2018		$1,350	$1,343
Banca Monte dei Paschi di Siena SpA
4.875% due 09/15/2016	EUR	200	234
Banco Santander S.A.
6.250% due 09/11/2021 (d)		100	109
Bankia S.A.
0.198% due 01/25/2016		200	223
3.500% due 12/14/2015		1,600	1,809
3.500% due 01/17/2019		700	814
Barclays Bank PLC
2.010% due 12/21/2020	MXN	2,500	155
7.625% due 11/21/2022		$2,000	2,281
Barclays PLC
8.000% due 12/15/2020 (d)	EUR	400	475
BNP Paribas S.A.
0.586% due 11/07/2015		$4,900	4,903
BPCE S.A.
0.846% due 11/18/2016		2,800	2,805
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	600	682
2.875% due 05/19/2016		1,400	1,583
Citigroup, Inc.
0.798% due 05/01/2017		$6,800	6,781
Credit Agricole S.A.
7.500% due 06/23/2026 (d)	GBP	1,000	1,554
Depfa ACS Bank
3.875% due 11/14/2016	EUR	100	117
Eksportfinans ASA
2.375% due 05/25/2016		$800	802
Lloyds Bank PLC
1.750% due 05/14/2018		900	899
3.500% due 05/14/2025		200	197
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	200	325
Rabobank Group
4.000% due 09/10/2015		1,400	2,213
Turkiye Garanti Bankasi A/S
2.775% due 04/20/2016		$100	100

			30,404

INDUSTRIALS 0.4%
Canadian Natural Resources Ltd.
0.657% due 03/30/2016		1,200	1,198
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	800	477

			1,675

UTILITIES 1.3%
AT&T, Inc.
0.702% due 03/30/2017		$3,150	3,141
BellSouth Corp.
4.821% due 04/26/2021		900	926
Electricite de France S.A.
0.735% due 01/20/2017		400	401
1.150% due 01/20/2017		100	100
Petrobras Global Finance BV
1.896% due 05/20/2016		100	99
2.643% due 03/17/2017		100	98
4.875% due 03/17/2020		1,000	953

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.625% due 01/16/2034	GBP	100	$134

			5,852

Total Corporate Bonds & Notes (Cost $39,942)			37,931

U.S. GOVERNMENT AGENCIES 3.4%
Fannie Mae
0.537% due 05/25/2042		$7	7
0.867% due 02/25/2041		777	786
1.346% due 10/01/2044		8	8
2.202% due 05/25/2035		62	65
2.491% due 11/01/2034		45	48
3.000% due 07/01/2045		3,000	2,985
3.500% due 07/01/2045		4,000	4,118
4.919% due 07/01/2035		40	41
5.181% due 11/01/2035		45	47
5.385% due 01/01/2036		103	108
Freddie Mac
0.416% due 02/15/2019		132	132
0.447% due 08/25/2031		2	2
0.636% due 08/15/2033 - 09/15/2042		2,747	2,767
1.346% due 02/25/2045		94	95
1.987% due 09/01/2036 †		269	285
2.086% due 07/01/2036 †		235	249
2.150% due 10/01/2036 †		104	111
2.373% due 01/01/2034		8	8
Ginnie Mae
0.487% due 03/20/2037		1,001	1,004
NCUA Guaranteed Notes
0.635% due 10/07/2020		660	664
0.745% due 12/08/2020		1,175	1,184
Small Business Administration
5.510% due 11/01/2027		372	414

Total U.S. Government Agencies (Cost $15,009)			15,128

U.S. TREASURY OBLIGATIONS 94.7%
U.S. Treasury Bonds
2.500% due 02/15/2045 (f)		5,870	5,143
3.000% due 11/15/2044 (j)		300	292
3.000% due 05/15/2045 †		2,040	1,990
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2016 (f)		58,483	58,771
0.125% due 04/15/2017 (h)		3,958	4,011
0.125% due 04/15/2018 (f)		68,917	69,962
0.125% due 04/15/2019 (h)		606	613
0.125% due 04/15/2020		3,677	3,706
0.125% due 07/15/2022		1,029	1,021
0.125% due 01/15/2023		205	201
0.250% due 01/15/2025		2,697	2,642
0.625% due 07/15/2021 (f)		67,189	69,325
0.625% due 02/15/2043 (j)		926	816
0.750% due 02/15/2042 (j)		733	669
0.750% due 02/15/2045		5,727	5,192
1.250% due 07/15/2020 (f)		42,331	45,271
1.375% due 01/15/2020 (f)		6,090	6,508
1.375% due 02/15/2044 (j)		640	678
1.375% due 02/15/2044 †		102	108
1.875% due 07/15/2015 (h)		533	534
1.875% due 07/15/2019 (f)		4,382	4,776
2.000% due 01/15/2016 †		15,805	16,035
2.000% due 01/15/2026 (f)		895	1,026
2.125% due 01/15/2019 (h)(j)		2,314	2,517
2.125% due 02/15/2041 (j)		108	133
2.375% due 01/15/2017 †		11,732	12,304

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 01/15/2025 (f)		$8,443	$9,920
2.375% due 01/15/2027 (f)(j)		1,928	2,302
2.500% due 07/15/2016 †		11,565	11,993
2.500% due 01/15/2029 †		6,204	7,629
2.625% due 07/15/2017 †		56,009	60,074
3.875% due 04/15/2029 †		908	1,284
U.S. Treasury Notes
1.500% due 05/31/2020 (f)		5,000	4,968
1.750% due 03/31/2022 (f)(j)		7,800	7,652

Total U.S. Treasury Obligations (Cost $424,223)			420,066

MORTGAGE-BACKED SECURITIES 5.2%
Banc of America Mortgage Trust
2.314% due 11/25/2034		87	83
2.797% due 06/25/2035		165	159
Banc of America Re-REMIC Trust
5.670% due 06/24/2050		275	284
BCAP LLC Trust
5.250% due 08/26/2037		1,056	1,102
5.401% due 03/26/2037		460	451
Bear Stearns Adjustable Rate Mortgage Trust
2.160% due 08/25/2035		31	31
2.515% due 03/25/2035		24	24
2.640% due 01/25/2035		407	401
2.680% due 03/25/2035		96	97
2.711% due 03/25/2035		118	115
2.859% due 01/25/2035		430	434
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035		63	63
2.410% due 09/25/2035		71	71
2.510% due 10/25/2035		599	594
2.757% due 09/25/2037 ^		621	561
Countrywide Alternative Loan Trust
0.357% due 05/25/2047		2,151	1,862
0.382% due 12/20/2046		1,968	1,511
6.000% due 02/25/2037 ^		269	211
Countrywide Home Loan Mortgage Pass-Through Trust
2.499% due 11/19/2033		5	5
2.680% due 08/25/2034		45	39
Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/2040		296	304
5.467% due 09/18/2039		740	758
DBUBS Mortgage Trust
3.386% due 07/10/2044		4,688	4,774
First Horizon Alternative Mortgage Securities Trust
2.219% due 06/25/2034		20	19
Granite Mortgages PLC
0.952% due 09/20/2044	GBP	80	126
GreenPoint Mortgage Funding Trust
0.457% due 11/25/2045		$12	10
GS Mortgage Securities Trust
3.849% due 12/10/2043		2,946	3,000
GSR Mortgage Loan Trust
2.758% due 01/25/2035		84	81
HarborView Mortgage Loan Trust
0.428% due 03/19/2036		65	47
IndyMac Mortgage Loan Trust
2.751% due 11/25/2035 ^		230	208
JPMorgan Mortgage Trust
2.554% due 08/25/2035		108	107
2.593% due 07/25/2035		73	73
2.594% due 02/25/2035		175	175
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		150	162
Marche Mutui SRL
0.419% due 02/25/2055	EUR	149	164

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.248% due 01/27/2064	EUR	338	$385
Marche SRL
0.398% due 10/27/2065		108	121
MASTR Adjustable Rate Mortgages Trust
2.702% due 11/21/2034		$56	57
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.926% due 09/15/2030		214	212
Merrill Lynch Mortgage Investors Trust
1.673% due 10/25/2035		212	206
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		100	107
Morgan Stanley Capital Trust
6.104% due 06/11/2049		24	25
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		31	31
Residential Accredit Loans, Inc. Trust
1.518% due 09/25/2045		191	164
Royal Bank of Scotland Capital Funding Trust
6.239% due 12/16/2049		532	553
Sequoia Mortgage Trust
0.387% due 07/20/2036		441	413
Structured Adjustable Rate Mortgage Loan Trust
1.574% due 01/25/2035		19	15
2.576% due 12/25/2034		109	107
2.637% due 02/25/2034		26	26
Structured Asset Mortgage Investments Trust
0.848% due 10/19/2034		28	27
Vornado DP LLC Trust
4.004% due 09/13/2028		1,500	1,612
WaMu Mortgage Pass-Through Certificates Trust
0.928% due 05/25/2047		309	266
2.390% due 12/25/2035		255	235
3.829% due 08/25/2035		34	33
Wells Fargo Mortgage-Backed Securities Trust
2.581% due 03/25/2036 ^		245	239
2.606% due 06/25/2033		96	97

Total Mortgage-Backed Securities (Cost $21,750)			23,037

ASSET-BACKED SECURITIES 4.3%
Aquilae CLO PLC
0.401% due 01/17/2023	EUR	189	210
Carrington Mortgage Loan Trust
0.507% due 10/25/2035		$9	9
CIFC Funding Ltd.
0.539% due 05/10/2021		2,081	2,076
0.543% due 03/01/2021		209	208
Countrywide Asset-Backed Certificates
0.367% due 07/25/2036		774	762
0.435% due 04/25/2036		63	62
4.545% due 04/25/2036		395	402
Credit-Based Asset Servicing and Securitization LLC
0.305% due 07/25/2037		19	13
Dryden Leveraged Loan CDO
0.526% due 04/12/2020		750	748
Elm CLO Ltd.
1.674% due 01/17/2023		2,094	2,098
First Franklin Mortgage Loan Trust
0.867% due 11/25/2035		2,273	2,267
GSAMP Trust
0.257% due 12/25/2036		71	40
Magi Funding PLC
0.331% due 04/11/2021	EUR	20	23
Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047 ^		$140	114

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
North Carolina State Education Assistance Authority
0.727% due 10/26/2020		$66	$66
OneMain Financial Issuance Trust
2.470% due 09/18/2024		2,900	2,915
Penta CLO S.A.
0.268% due 06/04/2024	EUR	650	717
SLM Student Loan Trust
0.317% due 04/25/2019		$2,200	2,179
1.777% due 04/25/2023		2,943	3,021
Structured Asset Securities Corp. Mortgage Loan Trust
1.684% due 04/25/2035		426	408
Symphony CLO Ltd.
0.514% due 05/15/2019		503	501
Wood Street CLO BV
0.339% due 03/29/2021	EUR	51	56

Total Asset-Backed Securities (Cost $18,319)			18,895

SOVEREIGN ISSUES 13.6%
Athens Urban Transportation Organisation
4.851% due 09/19/2016		100	61
Autonomous Community of Catalonia
4.950% due 02/11/2020		100	123
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2019 (b)	BRL	6,300	1,324
Colombian TES
3.000% due 03/25/2033 (c)	COP	1,512,353	501
France Government Bond
0.250% due 07/25/2018 (c)	EUR	104	121
1.600% due 07/25/2015 (c)		959	1,071
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (c)		2,229	2,614
2.100% due 09/15/2017 (c)		349	409
2.100% due 09/15/2021		282	341
2.250% due 04/22/2017 (c)		2,108	2,418
2.350% due 09/15/2019 (c)		222	268
2.350% due 09/15/2024 (c)		4,048	4,974
2.550% due 10/22/2016 (c)		743	849
3.100% due 09/15/2026 (c)		106	140
5.500% due 11/01/2022		100	138
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	5,121	351
4.000% due 11/08/2046 (c)		15,588	1,079
4.500% due 12/04/2025 (c)		61,562	4,487
4.750% due 06/14/2018		9,975	638
New Zealand Government Bond
2.000% due 09/20/2025	NZD	2,058	1,387
5.500% due 04/15/2023		1,800	1,405
Republic of Germany
0.750% due 04/15/2018 (c)	EUR	7,455	8,664
1.500% due 04/15/2016 (c)		1,980	2,223
Republic of Greece Government International Bond
3.000% due 02/24/2023		50	25
3.000% due 02/24/2024		50	24
3.000% due 02/24/2025		50	24
3.000% due 02/24/2026		50	23
3.000% due 02/24/2027		50	22
3.000% due 02/24/2028		50	22
3.000% due 02/24/2029		75	33
3.000% due 02/24/2030		75	33
3.000% due 02/24/2031		75	33
3.000% due 02/24/2032		75	32
3.000% due 02/24/2033		75	32
3.000% due 02/24/2034		75	32
3.000% due 02/24/2035		75	32
3.000% due 02/24/2036		125	53
3.000% due 02/24/2037		125	54

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 02/24/2038	EUR	125	$53
3.000% due 02/24/2039		125	53
3.000% due 02/24/2040		125	53
3.000% due 02/24/2041		125	53
3.000% due 02/24/2042		125	54
4.750% due 04/17/2019		200	125
Slovenia Government International Bond
4.700% due 11/01/2016		900	1,063
Spain Government International Bond
0.550% due 11/30/2019 (c)		4,214	4,759
1.000% due 11/30/2030 (c)		600	623
3.800% due 04/30/2024		3,100	3,901
United Kingdom Gilt
0.125% due 03/22/2024 (c)	GBP	7,981	13,570

Total Sovereign Issues (Cost $66,689)			60,367

SHORT-TERM INSTRUMENTS 9.3%

CERTIFICATES OF DEPOSIT 1.9%
Banco Bilbao Vizcaya Argentaria S.A.
1.027% due 10/23/2015		$5,250	5,248
1.126% due 05/16/2016		3,000	2,990

			8,238

REPURCHASE AGREEMENTS (e) 3.9%
			17,447

SHORT-TERM NOTES 0.7%
Federal Home Loan Bank
0.039% due 07/15/2015 †		1,500	1,500
0.040% due 07/08/2015 - 07/10/2015 †		1,300	1,300
0.070% due 08/14/2015 †		400	400

			3,200

U.S. TREASURY BILLS 2.8%
0.016% due 07/23/2015 - 11/12/2015 (a)(f)(j)†		12,241	12,241

Total Short-Term Instruments (Cost $41,137)			41,126

Total Investments in Securities (Cost $627,069)			616,550

		SHARES
INVESTMENTS IN AFFILIATES 18.1%

SHORT-TERM INSTRUMENTS 18.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 18.1%
PIMCO Short-Term Floating NAV Portfolio III		8,083,837	80,175

Total Short-Term Instruments (Cost $80,182)			80,175

Total Investments in Affiliates (Cost $80,182)			80,175

Total Investments 157.1% (Cost $707,251)			$696,725

Financial Derivative Instruments (g)(i) 1.3% (Cost or Premiums, net $(971))			5,544

Other Assets and Liabilities, net (58.4%)			(258,755)

Net Assets 100.0%			$443,514

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio I, Ltd., which is a 100% owned subsidiary of the Portfolio.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon bond.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
MSC	0.220% †	06/30/2015	07/01/2015	$7,400	U.S. Treasury Bonds 3.750% due 11/15/2043	$(7,536)	$7,400	$7,400
SAL	0.250% †	06/30/2015	07/01/2015	9,600	U.S. Treasury Notes 1.625% due 06/30/2020	(9,791)	9,600	9,600
SSB	0.000% †	06/30/2015	07/01/2015	447	Fannie Mae 2.260% due 10/17/2022	(456)	447	447

Total Repurchase Agreements						$(17,783)	$17,447	$17,447

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	(0.400)%	06/30/2015	07/01/2015	$(1,094)	$(1,094)
	0.050%	06/30/2015	07/02/2015	(3,880)	(3,881)
	0.530%	06/24/2015	07/08/2015	(7,895)	(7,904)
BPG	0.310%	07/01/2015	07/06/2015	(25,594)	(25,618)
GSC	0.260%	06/15/2015	07/06/2015	(5,434)	(5,436)
	0.290%	05/21/2015	07/21/2015	(693)	(693)
	0.370%	06/08/2015	07/08/2015	(232)	(232)
	0.424%	06/16/2015	07/16/2015	(24,361)	(24,178)
	0.425%	06/16/2015	07/16/2015	(10,281)	(10,188)
	0.450%	07/01/2015	07/06/2015	(2,263)	(2,265)
	0.510%	06/19/2015	07/13/2015	(46,976)	(47,080)
MSC	0.280%	05/14/2015	07/14/2015	(19,394)	(19,434)
	0.470%	06/15/2015	07/02/2015	(1,981)	(1,982)
TDM	0.230%	05/18/2015	08/18/2015	(35,832)	(36,030)
	0.270%	05/08/2015	07/08/2015	(70,605)	(70,702)
	0.280%	05/13/2015	08/13/2015	(26,657)	(26,803)
	0.290%	05/27/2015	07/08/2015	(1,192)	(1,193)
	0.310%	06/09/2015	08/07/2015	(1,037)	(1,041)
	0.360%	06/16/2015	07/16/2015	(1,080)	(1,081)
	0.410%	06/16/2015	07/08/2015	(1,627)	(1,629)

Total Sale-Buyback Transactions					$(288,464)

(2)

As of June 30, 2015, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended June 30, 2015 was $202,458 at a weighted average interest rate of 0.241%.

(3)	Payable for sale-buyback transactions includes $606 of deferred price drop.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	07/01/2045	$3,000	$(3,010)	$(2,986)
Fannie Mae	3.500%	07/01/2045	4,000	(4,153)	(4,118)
Fannie Mae	5.500%	07/01/2045	6,000	(6,785)	(6,738)

Total Short Sales				$(13,948)	$(13,842)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(f)	Securities with an aggregate market value of $287,524 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
PIMCO CommodityRealReturn® Strategy Portfolio
Master Securities Forward Transaction Agreement
BCY	$0	$0	$(12,879)	$(12,879)	$12,812	$(67)
BPG	0	0	(25,618)	(25,618)	25,538	(80)
GSC	0	0	(90,072)	(90,072)	89,709	(363)
MSC	0	0	(21,416)	(21,416)	21,427	11
TDM	0	0	(138,479)	(138,479)	138,040	(439)

PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
MSC	7,400	0	0	7,400	(7,536)	(136)
SAL	9,600	0	0	9,600	(9,791)	(191)
SSB	447	0	0	447	(456)	(9)

Total Borrowings and Other Financing Transactions	$17,447	$0	$(288,464)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT Corn December Futures †	$340.000	11/20/2015	16	$6	$2
Put - CBOT Wheat August Futures †	495.000	07/24/2015	6	1	0
Call - NYMEX Brent Crude Spread February Futures †	71.500	02/29/2016	1	3	5
Call - NYMEX Brent Crude Spread February Futures †	87.000	02/29/2016	1	1	1
Call - NYMEX Brent Crude Spread January Futures †	71.500	01/29/2016	1	3	4
Call - NYMEX Brent Crude Spread January Futures †	87.000	01/29/2016	1	1	1
Call - NYMEX Brent Crude Spread March Futures †	71.500	03/31/2016	1	3	5
Call - NYMEX Brent Crude Spread March Futures †	87.000	03/31/2016	1	1	2
Put - NYMEX Crude December Futures †	48.000	11/17/2015	20	73	24
Call - NYMEX Natural Gas May Futures †	3.500	04/26/2016	16	26	28

				$118	$72

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$105.000	08/21/2015	321	$3	$5
Put - CBOT U.S. Treasury 10-Year Note September Futures	109.000	08/21/2015	23	0	1
Put - CBOT U.S. Treasury 30-Year Bond September Futures	108.000	08/21/2015	19	0	0
Put - CME 90-Day Eurodollar December Futures	99.375	12/14/2015	45	8	6

				$11	$12

Total Purchased Options				$129	$84

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price (1)	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT Soybean August Futures †	$880.000	07/24/2015	7	$(3)	$0
Call - CBOT Soybean August Futures †	980.000	07/24/2015	7	(3)	(26)
Put - CBOT Wheat August Futures †	475.000	07/24/2015	6	(2)	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Description	Strike Price (1)	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT Wheat December Futures †	$460.000	11/20/2015	12	$(6)	$(1)
Call - NYMEX Crude August Futures †	1.000	07/20/2015	2	(1)	0
Put - NYMEX Crude August Futures †	1.000	07/20/2015	2	0	0
Call - NYMEX Crude December Futures †	0.250	11/19/2015	2	(1)	(1)
Put - NYMEX Crude December Futures †	1.000	11/19/2015	2	0	0
Call - NYMEX Crude November Futures †	0.250	10/19/2015	2	0	0
Put - NYMEX Crude November Futures †	1.000	10/19/2015	2	0	0
Call - NYMEX Crude October Futures †	0.250	09/21/2015	2	0	0
Put - NYMEX Crude October Futures †	1.000	09/21/2015	2	0	0
Call - NYMEX Crude September Futures †	0.250	08/19/2015	2	0	0
Put - NYMEX Crude September Futures †	1.000	08/19/2015	2	0	0
Call - NYMEX Gasoline December Futures †	215.000	11/24/2015	4	(6)	(6)
Put - NYMEX Natural Gas August Futures †	2.550	07/28/2015	1	0	0
Put - NYMEX Natural Gas August Futures †	2.600	07/28/2015	2	(1)	(1)
Call - NYMEX Natural Gas August Futures †	3.050	07/28/2015	1	(1)	(1)
Call - NYMEX Natural Gas August Futures †	3.100	07/28/2015	4	(2)	(2)
Call - NYMEX Natural Gas August Futures †	3.150	07/28/2015	2	(1)	(1)
Call - NYMEX Natural Gas November Futures †	3.400	10/27/2015	16	(18)	(19)
Call - NYMEX New York Harbor ULSD Financial February Futures †	2.100	02/29/2016	1	(4)	(5)
Call - NYMEX New York Harbor ULSD Financial February Futures †	250.000	02/29/2016	1	(2)	(2)
Call - NYMEX New York Harbor ULSD Financial January Futures †	2.100	01/29/2016	1	(4)	(5)
Call - NYMEX New York Harbor ULSD Financial January Futures †	250.000	01/29/2016	1	(2)	(1)
Call - NYMEX New York Harbor ULSD Financial March Futures †	2.100	03/31/2016	1	(4)	(6)
Call - NYMEX New York Harbor ULSD Financial March Futures †	250.000	03/31/2016	1	(2)	(2)
Call - NYMEX WTI Crude August Futures †	0.250	07/20/2015	5	(1)	0
Put - NYMEX WTI Crude August Futures †	1.000	07/20/2015	5	(1)	0
Call - NYMEX WTI Crude December Futures †	0.000	11/19/2015	2	0	0
Call - NYMEX WTI Crude December Futures †	0.250	11/19/2015	5	(1)	(1)
Put - NYMEX WTI Crude December Futures †	0.750	11/19/2015	2	0	0
Put - NYMEX WTI Crude December Futures †	1.000	11/19/2015	5	(1)	(1)
Call - NYMEX WTI Crude November Futures †	0.000	10/19/2015	2	0	0
Call - NYMEX WTI Crude November Futures †	0.250	10/19/2015	5	(1)	(1)
Put - NYMEX WTI Crude November Futures †	0.750	10/19/2015	2	0	0
Put - NYMEX WTI Crude November Futures †	1.000	10/19/2015	5	(1)	(1)
Call - NYMEX WTI Crude October Futures †	0.000	09/21/2015	2	0	0
Call - NYMEX WTI Crude October Futures †	0.250	09/21/2015	5	(1)	(1)
Put - NYMEX WTI Crude October Futures †	0.750	09/21/2015	2	0	0
Put - NYMEX WTI Crude October Futures †	1.000	09/21/2015	5	(1)	0
Call - NYMEX WTI Crude September Futures †	0.250	08/19/2015	5	(1)	(1)
Put - NYMEX WTI Crude September Futures †	1.000	08/19/2015	5	(1)	0
Call - NYMEX WTI-Brent Crude Spread August Futures †	4.000	07/15/2015	4	(1)	(2)
Put - NYMEX WTI-Brent Crude Spread August Futures †	9.000	07/15/2015	4	(2)	0

				$(76)	$(87)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$124.000	08/21/2015	28	$(22)	$(13)
Call - CBOT U.S. Treasury 10-Year Note September Futures	127.000	08/21/2015	28	(18)	(22)

				$(40)	$(35)

Total Written Options				$(116)	$(122)

(1)	Strike Price determined when exercised based on predetermined terms.

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	254	$(53)	$0	$0
90-Day Eurodollar December Futures	Short	12/2016	36	(13)	1	0
90-Day Eurodollar March Futures	Short	03/2016	125	(28)	2	0
90-Day Eurodollar March Futures	Short	03/2017	192	(45)	2	0
90-Day Eurodollar September Futures	Short	09/2016	3	(1)	0	0
Aluminum October Futures †	Short	10/2015	29	20	0	0
Arabica Coffee December Futures †	Short	12/2015	4	(7)	0	0
Brent Crude December Futures †	Long	11/2015	9	(2)	13	0
Brent Crude December Futures †	Long	10/2016	16	(15)	14	0
Brent Crude June Futures †	Long	04/2016	1	0	1	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Brent Crude March Futures †	Short	01/2016	14	$(2)	$0	$(17)
Brent Crude March Futures †	Short	01/2017	8	8	0	(6)
Brent Crude November Futures †	Long	10/2015	37	15	53	0
Brent Crude September Futures †	Long	08/2015	42	(1)	63	0
Brent Crude September Futures †	Short	07/2016	8	7	0	(8)
Call Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond September Futures	Long	08/2015	28	(3)	14	0
Call Options Strike @ EUR 157.500 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	28	1	0	(5)
Call Options Strike @ USD 83.000 on Brent Crude January Futures †	Long	12/2015	4	(1)	1	0
Cocoa December Futures †	Long	12/2015	23	62	0	(13)
Cocoa September Futures †	Short	09/2015	9	(16)	6	0
Copper October Futures †	Long	10/2015	5	3	0	0
Corn December Futures †	Short	12/2015	30	(73)	0	(44)
Cotton No. 2 December Futures †	Short	12/2015	2	(1)	0	(1)
Cotton No. 2 March Futures †	Long	03/2016	2	1	1	0
EIA Flat Tax On-Highway Diesel Swap Contracts August Futures †	Short	08/2015	1	(8)	0	(2)
EIA Flat Tax On-Highway Diesel Swap Contracts December Futures †	Short	12/2015	1	(8)	0	(2)
EIA Flat Tax On-Highway Diesel Swap Contracts July Futures †	Short	07/2015	1	(7)	0	(2)
EIA Flat Tax On-Highway Diesel Swap Contracts November Futures †	Short	11/2015	1	(8)	0	(2)
EIA Flat Tax On-Highway Diesel Swap Contracts October Futures †	Short	10/2015	1	(10)	0	(2)
EIA Flat Tax On-Highway Diesel Swap Contracts September Futures †	Short	09/2015	1	(10)	0	(2)
Euro-BTP Italy Government Bond September Futures	Long	09/2015	33	(29)	30	(108)
Euro-Bund 10-Year Bond September Futures	Long	09/2015	1	1	2	0
Euro-Mill Wheat December Futures †	Long	12/2015	33	30	23	0
Euro-Mill Wheat September Futures †	Long	09/2015	27	34	20	0
Gas Oil December Futures †	Long	12/2015	4	(5)	3	0
Gas Oil October Futures †	Short	10/2015	4	6	0	(3)
Gas Oil September Futures †	Short	09/2015	4	5	0	(3)
Gold 100 oz. August Futures †	Short	08/2015	4	4	10	0
Gold 100 oz. December Futures †	Short	12/2015	9	26	7	0
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap August Futures †	Long	08/2015	1	10	2	0
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap December Futures †	Long	12/2015	1	10	2	0
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap July Futures †	Long	07/2015	1	9	2	0
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap November Futures †	Long	11/2015	1	10	2	0
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap October Futures †	Long	10/2015	1	11	2	0
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap September Futures †	Long	09/2015	1	11	2	0
Hard Red Spring Wheat September Futures †	Long	09/2015	7	26	7	0
Hard Red Winter Wheat September Futures †	Long	09/2015	10	46	14	0
Henry Hub Natural Gas April Futures †	Long	03/2016	39	(15)	0	0
Henry Hub Natural Gas Swap April Futures †	Long	03/2016	9	(25)	0	0
Henry Hub Natural Gas Swap April Futures †	Long	03/2019	3	(9)	0	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2016	9	(23)	0	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2019	3	(9)	0	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	9	(17)	0	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2019	3	(9)	0	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2016	9	(21)	0	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2019	3	(9)	0	0
Henry Hub Natural Gas Swap January Futures †	Long	12/2015	9	(21)	0	0
Henry Hub Natural Gas Swap January Futures †	Long	12/2018	3	(9)	0	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2016	9	(23)	0	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2019	3	(9)	0	0
Henry Hub Natural Gas Swap June Futures †	Long	05/2016	9	(24)	0	0
Henry Hub Natural Gas Swap June Futures †	Long	05/2019	3	(9)	0	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2016	9	(22)	0	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2019	3	(9)	0	0
Henry Hub Natural Gas Swap May Futures †	Long	04/2016	9	(25)	0	0
Henry Hub Natural Gas Swap May Futures †	Long	04/2019	3	(9)	0	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	9	(21)	0	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2019	3	(9)	0	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2016	9	(23)	0	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2019	3	(9)	0	0
Henry Hub Natural Gas Swap September Futures †	Long	08/2016	9	(23)	0	0
Henry Hub Natural Gas Swap September Futures †	Long	08/2019	3	(9)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap April Futures †	Long	04/2016	1	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures †	Long	08/2015	3	0	1	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures †	Long	08/2016	1	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures †	Long	12/2015	3	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures †	Long	12/2016	1	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap February Futures †	Long	02/2016	1	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap January Futures †	Long	01/2016	1	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures †	Long	07/2015	3	(1)	1	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures †	Long	07/2016	1	0	0	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
LLS (Argus) vs. WTI Spread Calendar Swap June Futures †	Long	06/2016	1	$0	$0	$0
LLS (Argus) vs. WTI Spread Calendar Swap March Futures †	Long	03/2016	1	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap May Futures †	Long	05/2016	1	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures †	Long	11/2015	3	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures †	Long	11/2016	1	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures †	Long	10/2015	3	0	1	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures †	Long	10/2016	1	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures †	Long	09/2015	3	0	1	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures †	Long	09/2016	1	0	0	0
Natural Gas April Futures †	Long	03/2017	2	1	0	0
Natural Gas August Futures †	Long	07/2015	34	(1)	9	0
Natural Gas December Futures †	Short	11/2015	10	(8)	0	(1)
Natural Gas January Futures †	Short	12/2015	6	10	0	0
Natural Gas March Futures †	Short	02/2016	23	14	0	(1)
Natural Gas March Futures †	Short	02/2017	2	(1)	0	0
Natural Gas October Futures †	Short	09/2015	13	(19)	0	(3)
Natural Gas September Futures †	Short	08/2015	34	3	0	(8)
New York Harbor ULSD December Futures †	Long	11/2015	16	36	30	0
New York Harbor ULSD June Futures †	Short	05/2016	1	2	0	(1)
New York Harbor ULSD March Futures †	Long	02/2016	1	(2)	2	0
New York Harbor ULSD October Futures †	Short	09/2015	3	7	0	(6)
Nickel October Futures †	Long	10/2015	4	(19)	0	0
Platinum October Futures †	Long	10/2015	26	(13)	0	(4)
Put Options Strike @ EUR 147.000 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	28	7	10	0
Put Options Strike @ USD 54.000 on Brent Crude December Futures †	Short	11/2015	7	13	2	0
Put Options Strike @ USD 55.000 on Brent Crude December Futures †	Short	11/2015	13	36	4	0
RBOB Gasoline December Futures †	Short	11/2015	26	(33)	0	(35)
RBOB Gasoline March Futures †	Long	02/2016	9	(1)	11	0
RBOB Gasoline November Futures †	Short	10/2015	44	(22)	0	(59)
RBOB Gasoline September Futures †	Short	08/2015	39	(72)	0	(69)
Silver December Futures †	Long	12/2015	1	(2)	0	(1)
Soybean January Futures †	Short	01/2016	11	(30)	0	(31)
Soybean March Futures †	Long	03/2016	20	72	50	0
Soybean May Futures †	Long	05/2016	11	19	20	0
Soybean November Futures †	Short	11/2015	18	(83)	0	(52)
Soybean Oil December Futures †	Short	12/2015	3	(2)	0	(1)
Soybean Oil March Futures †	Long	03/2016	3	1	1	0
Sugar No. 11 February Futures †	Short	02/2016	10	(4)	0	(4)
Sugar No. 11 October Futures †	Short	09/2015	37	37	0	(17)
U.S. Treasury 10-Year Note September Futures	Long	09/2015	321	(303)	0	(10)
U.S. Treasury 30-Year Bond September Futures	Short	09/2015	26	2	4	0
Wheat December Futures †	Short	12/2015	25	(133)	0	(39)
Wheat September Futures †	Short	09/2015	27	(153)	0	(44)
WTI Crude August Futures †	Short	07/2015	14	25	0	(16)
WTI Crude December Futures †	Short	11/2015	139	(136)	0	(153)
WTI Crude December Futures †	Long	11/2016	52	(12)	41	0
WTI Crude December Futures †	Long	11/2017	16	3	10	0
WTI Crude December Futures †	Short	11/2018	9	(3)	0	(4)
WTI Crude June Futures †	Long	05/2016	80	(558)	76	0
WTI Crude June Futures †	Short	05/2017	3	0	0	(1)
WTI Crude March Futures †	Long	02/2016	11	(7)	11	0
WTI Crude November Futures †	Short	10/2015	4	(4)	0	(4)
WTI Crude October Futures †	Long	09/2015	14	4	16	0
WTI Crude September Futures †	Short	08/2015	19	9	0	(22)
WTI Crude September Futures †	Long	08/2016	23	(15)	20	0
Zinc October Futures †	Long	10/2015	5	(6)	0	0

Total Futures Contracts				$(1,718)	$620	$(806)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020		$1,386	$88	$2	$2	$(1)
CDX.IG-24 5-Year Index	1.000%	06/20/2020		3,900	57	2	1	0
iTraxx Europe 23 5-Year Index	1.000%	06/20/2020	EUR	7,100	98	(50)	0	(33)

					$243	$(46)	$3	$(34)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.300%	05/06/2017	$	27,800	$(39)	$(40)	$2	$0
Receive	3-Month USD-LIBOR	1.500%	12/16/2017		66,600	(354)	(91)	4	0
Pay	3-Month USD-LIBOR	2.000%	12/16/2020		500	0	1	0	0
Receive	3-Month USD-LIBOR †	2.500%	12/16/2025		40,500	321	(184)	28	(2)
Pay	3-Month USD-LIBOR	2.670%	07/13/2045		290	(17)	(1)	0	(1)
Receive	3-Month USD-LIBOR	2.750%	12/16/2045		20,000	1,028	(149)	49	0
Pay	3-Month USD-LIBOR	2.750%	12/16/2045		1,400	(67)	8	0	(4)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	13,200	655	815	0	(153)
Pay	6-Month EUR-EURIBOR	1.500%	03/16/2046		400	(27)	(107)	11	0
Receive	6-Month GBP-LIBOR	1.250%	06/17/2017	GBP	11,100	(53)	17	0	(22)
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017		6,400	(55)	8	0	(16)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		2,840	86	(34)	0	(51)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2045		4,960	652	481	0	(178)
Receive	28-Day MXN-TIIE	4.035%	02/03/2017	MXN	156,900	(10)	(46)	0	(10)
Pay	28-Day MXN-TIIE	5.145%	04/02/2020		69,300	(23)	(19)	24	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		95,400	(28)	(135)	44	0
Pay	28-Day MXN-TIIE	5.675%	11/09/2021		37,500	(8)	(66)	17	0
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		1,600	(1)	(4)	1	0
Pay	28-Day MXN-TIIE	5.750%	12/06/2021		7,300	0	4	3	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029		10,300	(2)	(24)	9	0

						$2,058	$434	$192	$(437)

Total Swap Agreements						$2,301	$388	$195	$(471)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(h)	Securities with an aggregate market value of $3,811 and cash of $5,791 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (5)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
PIMCO CommodityRealReturn® Strategy Portfolio (6)	$12	$65	$197	$274	$(35)	$(128)	$(471)	$(634)
PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary) (6)	72	556	0	628	(87)	(678)	0	(765)

Total Exchange-Traded or Centrally Cleared	$84	$621	$197	$902	$(122)	$(806)	$(471)	$(1,399)

(5)	Unsettled variation margin asset of $1 for closed futures and unsettled variation margin asset of $2 for closed swap agreements is outstanding at period end.
(6)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2015		JPY	387,600	$		3,135	$0	$(32)

BPS	07/2015		BRL	11,433			3,690	13	0
	07/2015		MXN	59,918			3,864	53	0
	07/2015	$		3,666		BRL	11,433	15	(4)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
	07/2015		$		3,127		JPY	387,600	$40	$0
	08/2015			BRL	7,063	$		2,250	5	0
	08/2015			JPY	387,600			3,128	0	(40)

BRC	07/2015			PLN	2,481			648	0	(11)
	07/2015		$		3,898		INR	247,339	0	(19)
	07/2015			ZAR	3,561	$		291	0	0

CBK	07/2015			AUD	607			463	0	(6)
	07/2015			BRL	1,735			559	1	0
	07/2015			GBP	12,374			19,018	0	(424)
	07/2015			MXN	2,286			148	3	0
	07/2015		$		550		BRL	1,735	8	0
	07/2015				3,883		EUR	3,431	0	(58)
	07/2015				148		MXN	2,275	0	(3)
	09/2015			MXN	26,692	$		1,688	1	0
	01/2016			BRL	4,074			1,220	0	(10)

DUB	07/2015				12,397			4,282	295	0
	07/2015			KRW	1,907,165			1,761	59	0
	07/2015		$		3,996		BRL	12,397	0	(8)

FBF	07/2015			BRL	722	$		265	32	0
	07/2015		$		233		BRL	722	0	0
	08/2015			EUR	59,181	$		66,029	15	0

GLM	07/2015			BRL	4,099			1,330	12	0
	07/2015			NZD	3,853			2,736	125	0
	07/2015		$		1,316		BRL	4,099	4	(2)
	08/2015			EUR	3,216	$		3,601	14	0

HUS	07/2015			COP	1,272,206			498	11	0
	07/2015	†		EUR	765			853	0	0
	08/2015	†	$		853		EUR	765	0	0

JPM	07/2015			EUR	595	$		676	12	0
	07/2015	†	$		316		CAD	395	0	0
	07/2015				3,503		EUR	3,189	65	(13)
	07/2015				19,477		GBP	12,374	0	(34)
	07/2015				3,060		INR	197,354	35	0
	07/2015				1,140		PLN	4,280	0	(2)
	08/2015			GBP	12,374	$		19,472	34	0

NGF	07/2015			MXN	27,733			1,794	30	0

SCX	07/2015			EUR	10,083			11,299	58	0
	07/2015		$		5,623		MXN	87,662	0	(48)
	08/2015				11,303		EUR	10,083	0	(58)
	08/2015				5,461		INR	354,008	63	0
	09/2015			MXN	87,662	$		5,591	48	0

TOR	07/2015			BRL	5,080			1,637	3	0
	07/2015		$		1,638		BRL	5,079	0	(4)

UAG	07/2015			BRL	1,278	$		415	4	0
	07/2015		$		412		BRL	1,278	0	(1)
	07/2015	†			5,367		EUR	4,823	50	(40)
	08/2015			EUR	146	$		162	0	(1)
	08/2015	†	$		63		EUR	57	0	0
	08/2015				441		GBP	281	0	0

Total Forward Foreign Currency Contracts									$1,108	$(818)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950%	12/15/2015	$ 12,700	$16	$13

FAR	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.670%	07/09/2015	2,500	41	156

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950%	12/15/2015	8,800	10	10
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.800%	01/19/2016	18,900	30	20
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.865%	08/11/2015	3,000	50	119
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017	3,000	420	467

							$567	$785

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
BPS	Put - OTC Natural Gas December Futures †	$45.000	11/27/2015	$27	$1	$0
	Put - OTC Natural Gas January Futures †	45.000	12/30/2015	30	1	1
	Put - OTC Natural Gas November Futures †	45.000	10/29/2015	27	1	1

GST	Put - OTC Live Cattle December Futures †	140.000	12/04/2015	80	2	1
	Put - OTC WTI Crude December Futures †	48.000	11/17/2015	4	14	5

MAC	Put - OTC Live Cattle December Futures †	140.000	12/04/2015	120	2	1

SOG	Put - OTC Natural Gas December Futures †	44.000	11/27/2015	80	1	1
	Put - OTC Natural Gas December Futures †	45.000	11/27/2015	79	2	1
	Put - OTC Natural Gas January Futures †	44.000	12/30/2015	90	1	1
	Put - OTC Natural Gas January Futures †	45.000	12/30/2015	90	2	1
	Put - OTC Natural Gas November Futures †	44.000	10/29/2015	82	1	1
	Put - OTC Natural Gas November Futures †	45.000	10/29/2015	82	2	2

					$30	$16

Total Purchased Options					$597	$801

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015	EUR	1,100	$(2)	$(4)

BRC	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		1,100	(2)	(4)
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		2,100	(5)	(7)

CBK	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	08/19/2015		2,000	(5)	(5)

FBF	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		900	(2)	(3)

GST	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		1,100	(2)	(4)
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		9,100	(15)	(32)

JPM	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		1,000	(2)	(3)

							$(35)	$(62)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Call - OTC EUR versus USD	$	1.150	07/02/2015	EUR 2,070	$(8)	$0
	Put - OTC EUR versus USD		1.110	07/20/2015	3,656	(19)	(44)
	Call - OTC EUR versus USD		1.170	07/20/2015	3,656	(20)	(4)

BRC	Call - OTC EUR versus USD		1.150	07/15/2015	880	(7)	(2)

DUB	Call - OTC USD versus BRL	BRL	2.680	07/01/2015	$ 2,020	(48)	(280)

FBF	Put - OTC USD versus BRL		2.850	07/16/2015	1,388	(10)	0
	Call - OTC USD versus BRL		4.000	03/17/2016	3,500	(148)	(56)

UAG	Call - OTC EUR versus USD	$	1.150	07/02/2015	EUR 1,950	(11)	0

						$(271)	$(386)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	233.049	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$700	$(6)	$(3)

CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	12,100	(108)	(7)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	1,000	(13)	(1)

DUB	Cap - OTC CPURNSA Index	236.119	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/01/2016	1,200	(1)	(1)
	Floor - OTC YOY CPURNSA Index	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	900	(9)	(5)

GLM	Cap - OTC CPALEMU Index	117.930	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	1,400	0	(54)

JPM	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	600	(4)	(2)
	Floor - OTC YOY CPURNSA Index	234.810	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	4,600	(52)	(50)

						$(193)	$(123)

(1)	YOY options may have a series of expirations.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.050%	07/13/2015	$	6,500	$(30)	$(1)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.950%	07/13/2015		8,400	(29)	(10)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350%	09/30/2015		3,600	(23)	(33)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	09/30/2015		3,600	(31)	(23)

FAR	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.170%	07/09/2015		2,500	(43)	0

GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400%	07/15/2015		1,500	(5)	(19)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350%	09/30/2015		1,100	(7)	(10)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	09/30/2015		1,100	(10)	(7)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750%	08/20/2015	GBP	1,600	(14)	(4)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.400%	08/20/2015		1,600	(14)	(14)

JPM	Call - OTC 5-Year Interest Rate Swap (Effective 09/16/2020)	3-Month USD-LIBOR	Receive	2.910%	09/14/2015	$	7,400	(23)	(23)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.900%	09/09/2015	GBP	1,800	(18)	(14)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.520%	01/19/2016	$	18,900	(11)	(5)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.660%	01/19/2016		18,900	(19)	(10)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.950%	07/13/2015		15,700	(53)	(19)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017		12,600	(420)	(420)
	Call - OTC 5-Year Interest Rate Swap (Effective 09/16/2020)	3-Month USD-LIBOR	Receive	2.910%	09/14/2015		11,600	(45)	(37)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.365%	08/11/2015		3,000	(49)	(3)

								$(844)	$(652)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC Brent Crude February Futures †	$	58.000	12/30/2015	$1	$(1)	$(1)
	Put - OTC Brent Crude January Futures †		58.000	11/27/2015	0	(1)	(1)
	Put - OTC Brent Crude October Futures †		58.000	10/29/2015	0	(1)	(1)
	Put - OTC Gold 100 oz. October Futures †		120.000	09/14/2015	0	(1)	(1)

GST	Put - OTC Brent Crude December Futures †		54.000	11/10/2015	2	(7)	(3)
	Put - OTC Brent Crude December Futures †		55.000	11/10/2015	2	(9)	(3)
	Put - OTC Gold 100 oz. August Futures †		65.000	07/13/2015	0	(4)	(7)
	Put - OTC Lean Hogs December Futures †		56.000	12/14/2015	200	(4)	(3)

MAC	Put - OTC Brent Crude February Futures †		58.000	12/30/2015	1	(2)	(3)
	Put - OTC Brent Crude February Futures †		59.000	12/30/2015	1	(2)	(3)
	Put - OTC Brent Crude January Futures †		58.000	11/27/2015	1	(2)	(2)
	Put - OTC Brent Crude January Futures †		59.000	11/27/2015	1	(2)	(3)
	Put - OTC Brent Crude October Futures †		58.000	10/29/2015	1	(2)	(2)
	Put - OTC Brent Crude October Futures †		59.000	10/29/2015	1	(2)	(2)
	Put - OTC Lean Hogs December Futures †		60.000	12/14/2015	280	(4)	(7)

						$(44)	$(42)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GST	Call - OTC SPGCENP Index †	0.734	08/11/2015	$ 210,000	$(9)	$0
	Call - OTC SPGCICP Index †	0.360	07/09/2015	130,000	(5)	0
	Call - OTC SPGCICP Index †	0.407	08/11/2015	260,000	(10)	0
	Call - OTC SPGCNGP Index †	1.103	08/06/2015	1,400	(3)	0

					$(27)	$0

Total Written Options					$(1,414)	$(1,265)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	202	$1,485,680	EUR	12,100	GBP	0	$(1,765)
Sales	646	747,763		86,232		5,000	(2,042)
Closing Buys	(90)	(43,464)		(9,400)		0	1,207
Expirations	(446)	(1,442,360)		(28,286)		0	890
Exercised	(98)	(1,320)		(28,634)		0	180

Balance at End of Period	214	$746,299	EUR	32,012	GBP	5,000	$(1,530)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Pay	LLSBRT 2H15 †	$2.750	12/31/2015	684	$0	$0	$0	$0
	Receive	LLSBRT CAL15 †	8.150	12/31/2015	6,000	0	36	36	0

BPS	Receive	EUROBOBCO 2Q3Q16 †	9.000	09/30/2016	12,000	0	3	3	0
	Receive	EURTOP 1Q16 †	2.070	03/31/2016	14,100	0	2	2	0
	Receive	EURTOP 4Q15 †	2.070	12/31/2015	14,100	0	4	4	0
	Pay	GOLDLNPM Index †	1,224.700	11/18/2015	200	0	10	10	0
	Pay	LLSBRT 2H15 †	2.550	12/31/2015	1,074	0	0	0	0
	Receive	PLTMLNPM Index †	1,177.500	11/18/2015	200	0	(20)	0	(20)

CBK	Pay	LLSBRT 2H15 †	2.500	12/31/2015	534	0	0	0	0

GST	Receive	EURTOP 1Q16 †	1.940	03/31/2016	3,000	0	1	1	0
	Receive	EURTOP 1Q16 †	2.040	03/31/2016	3,000	0	0	0	0
	Receive	EURTOP 1Q16 †	2.150	03/31/2016	900	0	0	0	0
	Receive	EURTOP 4Q15 †	1.940	12/31/2015	3,000	0	1	1	0
	Receive	EURTOP 4Q15 †	2.040	12/31/2015	3,000	0	1	1	0
	Receive	EURTOP 4Q15 †	2.150	12/31/2015	900	0	0	0	0
	Pay	LLSBRT 2H15 †	3.000	12/31/2015	990	0	(1)	0	(1)
	Pay	LLSBRT 2H15 †	2.400	12/31/2015	642	0	0	0	0

JPM	Receive	EUROBOBCO 2Q3Q16 †	8.950	09/30/2016	3,000	0	1	1	0
	Pay	LLSBRT 2H15 †	2.300	12/31/2015	1,506	0	0	0	0

MAC	Receive	CUAC 1Q16 †	25.750	03/31/2016	69,000	0	5	5	0
	Receive	CUAC 1Q16 †	28.000	03/31/2016	117,000	0	6	6	0
	Receive	CUAC 1Q16 †	29.000	03/31/2016	117,000	0	5	5	0
	Receive	CUAC 4Q15 †	41.500	12/31/2015	243,000	0	(8)	0	(8)

MYC	Pay	LLSBRT CAL15 †	3.300	12/31/2015	570	0	(1)	0	(1)

						$0	$45	$75	$(30)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	Cardinal Health, Inc.	(0.590)%	06/20/2017	0.079%	$400	$0	$(4)	$0	$(4)

GST	RPM International, Inc.	(1.500)%	03/20/2018	0.400%	1,000	0	(30)	0	(30)

						$0	$(34)	$0	$(34)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	Italy Government International Bond	1.000%	03/20/2019	1.096%	$ 4,300	$(74)	$60	$0	$(14)

GST	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	3.394%	600	(41)	31	0	(10)
	Sberbank of Russia Via SB Capital S.A.	1.000%	03/20/2016	3.941%	100	(6)	4	0	(2)

JPM	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	3.394%	400	(29)	22	0	(7)

						$(150)	$117	$0	$(33)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.430%	06/15/2030	GBP	600	$0	$7	$7	$0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		1,900	(4)	67	63	0
	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	1,500	(2)	2	0	0

BPS	Pay	1-Month GBP-UKRPI	3.400%	06/15/2030	GBP	800	4	(2)	2	0
	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	5,500	3	(3)	0	0
	Pay	3-Month USD-CPURNSA Index	1.560%	11/05/2016	$	1,400	0	(23)	0	(23)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016		1,700	0	(40)	0	(40)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017		8,700	20	(478)	0	(458)

BRC	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	9,900	(1)	0	0	(1)

CBK	Pay	1-Month GBP-UKRPI	3.190%	04/15/2030	GBP	1,500	0	(62)	0	(62)
	Pay	1-Month GBP-UKRPI	3.350%	05/15/2030		1,400	0	(5)	0	(5)
	Pay	1-Month GBP-UKRPI	3.430%	06/15/2030		700	0	8	8	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		300	(10)	20	10	0

DUB	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	17,100	(8)	7	0	(1)
	Receive	3-Month USD-CPURNSA Index	1.728%	12/19/2015	$	5,100	0	(88)	0	(88)
	Receive	3-Month USD-CPURNSA Index	0.070%	12/22/2015		2,300	0	1	1	0
	Pay	3-Month USD-CPURNSA Index	1.485%	11/19/2016		28,300	0	(419)	0	(419)
	Pay	3-Month USD-CPURNSA Index	1.480%	11/20/2016		4,500	0	(66)	0	(66)
	Pay	3-Month USD-CPURNSA Index	1.473%	11/21/2016		3,800	0	(55)	0	(55)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016		1,200	0	(28)	0	(28)
	Receive	3-Month USD-CPURNSA Index	1.845%	11/29/2016		4,700	0	(114)	0	(114)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022		1,200	10	(113)	0	(103)
	Receive	3-Month USD-CPURNSA Index	2.560%	05/08/2023		13,100	0	(1,125)	0	(1,125)

FBF	Pay	1-Month GBP-UKRPI	3.353%	05/15/2030	GBP	300	0	(1)	0	(1)
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		800	(7)	34	27	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		100	0	6	6	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		100	0	(1)	0	(1)

GLM	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030		2,360	0	(92)	0	(92)
	Pay	1-Month GBP-UKRPI	3.400%	06/15/2030		500	2	0	2	0
	Pay	1-Month GBP-UKRPI	3.358%	04/15/2035		300	0	(13)	0	(13)
	Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017	$	2,900	0	(147)	0	(147)

HUS	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	10,400	(11)	10	0	(1)
	Pay	1-Year BRL-CDI	13.220%	01/02/2018		12,700	0	5	5	0

JPM	Pay	1-Month GBP-UKRPI	3.400%	06/15/2030	GBP	100	0	0	0	0
	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044		300	2	11	13	0
	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	13,700	(18)	17	0	(1)

MYC	Pay	1-Month GBP-UKRPI	3.320%	05/15/2030	GBP	1,200	0	(14)	0	(14)
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		200	2	5	7	0
	Pay	3-Month USD-CPURNSA Index	1.533%	11/07/2016	$	13,500	1	(218)	0	(217)

							$(17)	$(2,907)	$151	$(3,075)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	BCOMTR Index †	247,988	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	$	50,086	$1,206	$1,206	$0

BPS	Receive	BCOMF1T Index †	15,078	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		5,800	142	142	0
	Receive	BCOMTR Index †	49,653	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		10,028	242	242	0

CBK	Receive	BCOMF1T Index †	105	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		40	1	1	0
	Receive	BCOMTR Index †	147,776	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		29,846	0	0	0
	Receive	BCOMTR2 Index †	48,060	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		10,674	254	254	0

FBF	Receive	BCOMTR Index †	128,716	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		25,997	626	626	0

GLM	Receive	BCOMF1T Index †	4,677	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		1,799	44	44	0
	Receive	BCOMTR Index †	50,777	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		10,255	266	266	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	BCOMTR11A Index †	140,382	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	$	37,497	$903	$903	$0

JPM	Receive	BCOMCO1 Index †	7,525	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		2,645	(15)	0	(15)
	Pay	BCOMCOT Index †	3,576	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		2,659	21	21	0
	Receive	BCOMF1T Index †	672	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		258	6	6	0
	Receive	BCOMTR Index †	111,667	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		22,553	543	543	0
	Receive	JMABFNJ1 Index †	201,476	0.350%	08/17/2015		20,532	(585)	0	(585)
	Receive	JMABNICP Index †	15,262	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		7,987	168	168	0

MAC	Receive	BCOMTR Index †	51,425	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		10,386	0	0	0
	Receive	BCOMTR1 Index †	113,048	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		12,595	303	303	0
	Receive	BCOMTR2 Index †	64,987	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		7,036	168	168	0
	Receive	BCOMXGRT Index †	136,584	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		10,435	200	200	0

MYC	Receive	BCOMTR Index †	241,799	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		48,836	1,176	1,176	0
	Receive	BCOMTR1 Index †	234,163	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		51,875	1,249	1,249	0
	Receive	BCOMTR2 Index †	412,422	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		90,996	2,168	2,168	0

								$9,086	$9,686	$(600)

(6)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	GOLDLNPM Index †(7)	3.098%	08/03/2015	$	284	$0	$4	$4	$0
	Receive	SLVRLND Index †(7)	6.452%	08/03/2015		197	0	(2)	0	(2)

DUB	Pay	SPGCCLP Index †(7)	6.376%	11/17/2015		150	0	(17)	0	(17)
	Receive	WTI Crude December Futures †(7)	4.203%	11/17/2015		180	0	15	15	0

GST	Pay	GOLDLNPM Index †(7)	6.126%	11/25/2015		170	0	7	7	0
	Pay	GOLDLNPM Index †(7)	7.784%	03/24/2020		358	0	1	1	0
	Pay	GOLDLNPM Index †(7)	7.840%	04/06/2020		178	0	1	1	0
	Pay	GOLDLNPM Index †(7)	7.840%	04/09/2020		179	0	1	1	0
	Pay	GOLDLNPM Index †(7)	7.896%	04/14/2020		178	0	1	1	0
	Pay	GOLDLNPM Index †(7)	7.981%	04/22/2020		1,416	0	6	6	0
	Pay	GOLDLNPM Index †(7)	8.585%	04/27/2020		1,024	0	10	10	0
	Pay	GOLDLNPM Index †(7)	8.703%	04/28/2020		339	0	4	4	0
	Pay	Natural Gas August Futures †(7)	17.724%	07/28/2015		80	0	0	0	0
	Receive	SLVRLND Index †(7)	10.890%	11/25/2015		130	0	(5)	0	(5)

JPM	Pay	GOLDLNPM Index †(7)	10.890%	04/29/2020		303	0	9	9	0
	Pay	GOLDLNPM Index †(7)	11.156%	05/07/2020		599	0	20	20	0

MYC	Pay	GOLDLNPM Index †(7)	3.276%	09/18/2015		276	0	3	3	0
	Pay	GOLDLNPM Index †(7)	5.406%	04/21/2016		910	0	24	24	0
	Pay	Natural Gas August Futures †(7)	18.063%	07/28/2015		118	0	1	1	0
	Receive	SLVRLND Index †(7)	5.382%	09/18/2015		215	0	2	2	0
	Receive	SLVRLND Index †(7)	9.151%	04/21/2016		700	0	(10)	0	(10)

							$0	$75	$109	$(34)

Total Swap Agreements							$(167)	$6,382	$10,021	$(3,806)

(7)	Variance Swap

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(j)	Securities with an aggregate market value of $3,870 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (8)
PIMCO CommodityRealReturn® Strategy Portfolio
BOA	$0	$0	$70	$70	$(32)	$0	$(14)	$(46)	$24	$0	$24
BPS	126	0	2	128	(44)	(55)	(521)	(620)	(492)	654	162
BRC	0	0	0	0	(30)	(13)	(1)	(44)	(44)	0	(44)
CBK	13	13	18	44	(501)	(14)	(67)	(582)	(538)	838	300
DUB	354	0	1	355	(8)	(352)	(2,003)	(2,363)	(2,008)	1,717	(291)
FAR	0	156	0	156	0	0	0	0	156	0	156
FBF	47	0	33	80	0	(59)	(2)	(61)	19	83	102
GLM	155	0	2	157	(2)	(108)	(252)	(362)	(205)	264	59
GST	0	0	0	0	0	(36)	(42)	(78)	(78)	0	(78)
HUS	11	0	5	16	0	0	(1)	(1)	15	0	15
JPM	146	0	13	159	(49)	(92)	(8)	(149)	10	0	10
MYC	0	616	7	623	0	(494)	(231)	(725)	(102)	143	41
NGF	30	0	0	30	0	0	0	0	30	0	30
SCX	169	0	0	169	(106)	0	0	(106)	63	0	63
TOR	3	0	0	3	(4)	0	0	(4)	(1)	0	(1)
UAG	35	0	0	35	(42)	0	0	(42)	(7)	0	(7)

PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
BOA	0	0	1,242	1,242	0	0	0	0	1,242	(270)	972
BPS	0	2	407	409	0	(4)	(22)	(26)	383	0	383
CBK	0	0	255	255	0	0	0	0	255	(260)	(5)
DUB	0	0	15	15	0	0	(17)	(17)	(2)	0	(2)
FBF	0	0	626	626	0	0	0	0	626	0	626
GLM	0	0	1,213	1,213	0	0	0	0	1,213	(310)	903
GST	0	6	34	40	0	(16)	(6)	(22)	18	0	18
JPM	0	0	768	768	0	0	(600)	(600)	168	0	168
MAC	0	1	687	688	0	(22)	(8)	(30)	658	(260)	398
MYC	0	0	4,623	4,623	0	0	(11)	(11)	4,612	(880)	3,732
SOG	0	7	0	7	0	0	0	0	7	0	7
UAG	19	0	0	19	0	0	0	0	19	0	19

Total Over the Counter	$1,108	$801	$10,021	$11,930	$(818)	$(1,265)	$(3,806)	$(5,889)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$72	$0	$0	$0	$12	$84
Futures	556	0	0	0	65	621
Swap Agreements	0	3	0	0	194	197

	$628	$3	$0	$0	$271	$902

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,108	$0	$1,108
Purchased Options	16	0	0	0	785	801
Swap Agreements	9,870	0	0	0	151	10,021

	$9,886	$0	$0	$1,108	$936	$11,930

	$10,514	$3	$0	$1,108	$1,207	$12,832

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	27

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$87	$0	$0	$0	$35	$122
Futures	683	0	0	0	123	806
Swap Agreements	0	34	0	0	437	471

	$770	$34	$0	$0	$595	$1,399

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$818	$0	$818
Written Options	42	62	0	386	775	1,265
Swap Agreements	664	67	0	0	3,075	3,806

	$706	$129	$0	$1,204	$3,850	$5,889

	$1,476	$163	$0	$1,204	$4,445	$7,288

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(36)	$0	$0	$0	$(3)	$(39)
Written Options	312	0	0	0	44	356
Futures	1,339	0	(6)	0	(1,016)	317
Swap Agreements	0	(18)	0	0	(5,059)	(5,077)

	$1,615	$(18)	$(6)	$0	$(6,034)	$(4,443)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,973	$0	$7,973
Purchased Options	(517)	0	0	0	(226)	(743)
Written Options	596	28	0	128	34	786
Swap Agreements	(37,583)	(37)	0	14	354	(37,252)

	$(37,504)	$(9)	$0	$8,115	$162	$(29,236)

	$(35,889)	$(27)	$(6)	$8,115	$(5,872)	$(33,679)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(47)	$0	$0	$0	$2	$(45)
Written Options	(118)	0	0	0	7	(111)
Futures	(1,329)	0	4	0	(121)	(1,446)
Swap Agreements	0	(50)	0	0	5,349	5,299

	$(1,494)	$(50)	$4	$0	$5,237	$3,697

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,549)	$0	$(1,549)
Purchased Options	492	0	0	0	318	810
Written Options	(510)	(41)	0	(40)	100	(491)
Swap Agreements	31,353	(0)	0	0	(202)	31,151

	$31,335	$(41)	$0	$(1,589)	$216	$29,921

	$29,841	$(91)	$4	$(1,589)	$5,453	$33,618

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$30,404	$0	$30,404
Industrials	0	1,675	0	1,675
Utilities	0	5,852	0	5,852
U.S. Government Agencies	0	15,128	0	15,128
U.S. Treasury Obligations	0	420,066	0	420,066
Mortgage-Backed Securities	0	23,037	0	23,037
Asset-Backed Securities	0	15,980	2,915	18,895
Sovereign Issues	0	60,367	0	60,367
Short-Term Instruments
Certificates of Deposit	0	8,238	0	8,238
Repurchase Agreements	0	17,447	0	17,447
Short-Term Notes	0	3,200	0	3,200
U.S. Treasury Bills	0	12,241	0	12,241
	$0	$613,635	$2,915	$616,550

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$80,175	$0	$0	$80,175

Total Investments	$80,175	$613,635	$2,915	$696,725

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(13,842)	$0	$(13,842)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	698	201	0	899
Over the counter	0	11,921	9	11,930
	$698	$12,122	$9	$12,829

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(893)	(506)	0	(1,399)
Over the counter	(23)	(5,840)	(26)	(5,889)
	$(916)	$(6,346)	$(26)	$(7,288)

Totals	$79,957	$605,569	$2,898	$688,424

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements

1. ORGANIZATION

The PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class, Administrative Class, and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income(loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Consolidated Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Consolidated Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets.

Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Consolidated Statement of Cash Flows. The Consolidated Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Consolidated Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises The Portfolio may invest in securities of U.S. Government agencies or

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional

(i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$16	$0	$(16)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

Investments in PIMCO Short-Term Floating NAV III Portfolio

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$1,533	$253,729	$(175,100)	$20	$(7)	$80,175	$28	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price

SEMIANNUAL REPORT	JUNE 30, 2015	37

Notes to Financial Statements (Cont.)

on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

SEMIANNUAL REPORT	JUNE 30, 2015	39

Notes to Financial Statements (Cont.)

Commodity Forward Swap Agreements  The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying reference commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying reference commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized

SEMIANNUAL REPORT	JUNE 30, 2015	41

Notes to Financial Statements (Cont.)

price variance, the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared

SEMIANNUAL REPORT	JUNE 30, 2015	43

Notes to Financial Statements (Cont.)

Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION

PIMCO Cayman Commodity Portfolio I, Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of June 30, 2015 of the Commodity Subsidiary to the Portfolio (amounts in thousands).

Date of Incorporation	07/21/2006
Subscription Agreement	08/01/2006
Consolidated Portfolio Net Assets	$443,514
Subsidiary % of Consolidated Portfolio Net Assets	20.0%
Subsidiary Financial Statement Information
Total assets	$92,852
Total liabilities	4,327
Net assets	$88,525
Total income	(130)
Net investment income (loss)	(391)
Net realized gain (loss)	(35,989)
Net change in unrealized appreciation (depreciation)	30,379
Increase (decrease) in net assets resulting from operations	$(6,001)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries, administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver by PIMCO. For the period ended June 30, 2015, the amount was $241,787.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$5,641	$14,297

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to

SEMIANNUAL REPORT	JUNE 30, 2015	45

Notes to Financial Statements (Cont.)

the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$383,968	$393,523	$48,625	$40,696

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	269	$1,253	474	$3,000
Administrative Class	8,161	37,881	15,933	94,644
Advisor Class	3,774	17,736	5,842	35,813
Class M	45	210	5	26
Issued as reinvestment of distributions
Institutional Class	28	124	2	12
Administrative Class	2,874	12,616	276	1,628
Advisor Class	1,184	5,255	68	400
Class M	1	4	0	0
Cost of shares redeemed
Institutional Class	(77)	(353)	(225)	(1,382)
Administrative Class	(7,081)	(32,837)	(35,451)	(209,253)
Advisor Class	(1,558)	(7,323)	(3,705)	(22,789)
Class M	(8)	(34)	0	0
Net increase (decrease) resulting from Portfolio share transactions	7,612	$34,532	(16,781)	$(97,901)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 29% of the Portfolio. One shareholder is a related party and comprises 19% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$708,952	$4,141	$(16,368)	$(12,227)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	47

Notes to Financial Statements (Cont.)

June 30, 2015 (Unaudited)

16. SUBSEQUENT EVENTS

At a meeting held on May 11-12, 2015, the Board of the Trust approved a reverse share split for each class of the Portfolio, pursuant to which shareholders will receive:

■	One share in exchange for every two shares of the PVIT PIMCO CommodityRealReturn® Strategy Portfolio they currently own.

The reverse share splits were effective August 7, 2015. While the reverse share splits reduced the number of outstanding shares of each class of each Portfolio, they proportionately increased the NAV per share of each class of each Portfolio such that the aggregate market value of each Portfolio’s shares remained the same. The reverse share splits applied the same ratio to each class of shares of a Portfolio, with each Portfolio effecting its reverse share split at its own ratio, that resulted in a NAV per share closer to $10.00. The reverse share splits do not alter the rights or total value of a shareholder’s investment in a Portfolio, nor are they a taxable event for Portfolio investors.

48	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	SAL	Citigroup Global Markets, Inc.
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MAC	Macquarie Bank Limited	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	TOR	Toronto Dominion Bank
FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar
BRL	Brazilian Real	INR	Indian Rupee	PLN	Polish Zloty
CAD	Canadian Dollar	JPY	Japanese Yen	USD (or $)	United States Dollar
COP	Colombian Peso	KRW	South Korean Won	ZAR	South African Rand
EUR	Euro	MXN	Mexican Peso

Exchange Abbreviations:
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange	OTC	Over the Counter
CME	Chicago Mercantile Exchange

Index/Spread Abbreviations:
BCOMCO1	Bloomberg Brent Crude Sub-Index 1-Month Forward	CUAC	Corn-Ethanol Spread Calendar Swap	SLVRLND	London Silver Market Fixing Ltd.
BCOMCOT	Bloomberg Brent Crude TR	EUROBOBCO	Eurobob Gasoline vs Brent Margin	SPGCCLP	S&P Goldman Sachs Commodity Crude Oil Index
BCOMF1T	Bloomberg Commodity Index 1-Month Forward Total Return	EURTOP	Researching Definition	SPGCENP	S&P GSCI Energy Official Close Index ER
BCOMTR	Bloomberg Commodity Index Total Return	GOLDLNPM	London Gold Market Fixing Ltd. PM	SPGCICP	S&P Goldman Sachs Commodity Copper Excess Return Index
BCOMXGRT	Bloomberg Commodity Ex-Grains Total Return Index	JMABFNJ1	J.P. Morgan FNJ 1 Index	SPGCNGP	S&P Goldman Sachs Commodity Natural Gas Index
CDX.HY	Credit Derivatives Index - High Yield	JMABNICP	JPMorgan Nic P Custom Index	UKRPI	United Kingdom Retail Price Index
CDX.IG	Credit Derivatives Index - Investment Grade	LLSBRT	LLS-Brent Spread Calendar Swap	ULSD	Ultra-Low Sulfur Diesel
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	PLTMLNPM	London Platinum & Palladium Market PM Fix

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	oz.	Ounce	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit	YOY	Year-Over-Year
NCUA	National Credit Union Administration

SEMIANNUAL REPORT	JUNE 30, 2015	49

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

50	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT11SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO CommodityRealReturn® Strategy Portfolio

Share Class

■	M

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, tax risk,

subsidiary risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments as part of an investment strategy, as described below, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO VARIABLE INSURANCE TRUST

The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodity futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, disease, embargoes, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount

SEMIANNUAL REPORT	JUNE 30, 2015	5

Important Information About the Portfolio (Cont.)

you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this

5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Class M commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	60.3%
Short-Term Instruments‡	17.4%
Sovereign Issues	8.7%
Corporate Bonds & Notes	5.4%
Mortgage-Backed Securities	3.3%
Other	4.9%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Cumulative Total Return for the period ended June 30, 2015
	6 Months*	Class Inception (10/31/2014)
PIMCO CommodityRealReturn Strategy Portfolio Class M	-1.07%	-13.83%
Bloomberg Commodity Index Total Return±	-1.56%	-12.77%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.360% for Class M shares.

± Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$989.30	$1,018.20
Expenses Paid During Period†	$6.43	$6.52
Net Annualized Expense Ratio††	1.31%	1.31%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO CommodityRealReturn® Strategy Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. ”Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, provide exposure to the investment returns of the commodities markets without investing directly in physical commodities.

Portfolio Insights

»	Exposure to commodities detracted from absolute returns as the asset class generally posted negative returns over the reporting period.

»

The Portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral for the commodities exposure, benefited relative performance as TIPS outperformed the assumed U.S. Treasury Bill collateral rate embedded in the Bloomberg Commodity Index Total Return, the Portfolio’s benchmark index.

»

Exposure to Italian real duration (or sensitivity to changes in real interest rates) benefited relative performance as real yields (i.e., rates of return in excess of expected future inflation) across the majority of the yield curve declined and Italian inflation-linked bonds posted positive returns over the reporting period.

»	Short exposure to the euro benefited relative performance as this currency weakened relative to the U.S. dollar for the majority of the reporting period.

»	An underweight to the 2-3 year portion of the U.S. real yield curve detracted from relative performance as yields in the 2-3 year portion of the yield curve declined over the reporting period.

»	Exposure to Mexican real rates detracted from performance as interest rates in Mexico generally increased over the reporting period.

SEMIANNUAL REPORT	JUNE 30, 2015	7

Financial Highlights PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	11/10/2014-12/31/2014

Class M
Net asset value beginning of year or period	$4.86	$5.59
Net investment income (a)	0.00	0.04
Net realized/unrealized gain (loss)	(0.06)	(0.76)
Total from Investment Operations	(0.06)	(0.72)
Dividends from net investment income	(0.20)	(0.01)
Total distributions	(0.20)	(0.01)
Net asset value end of year or period	$4.60	$4.86
Total return	(1.07)%	(12.91)%
Net assets end of year or period (000s)	$200	$23
Ratio of expenses to average net assets	1.31%*	1.23%*
Ratio of expenses to average net assets excluding waivers	1.42%*	1.36%*
Ratio of expenses to average net assets excluding interest expense	1.19%*	1.19%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.30%*	1.32%*
Ratio of net investment income to average net assets	0.05%*	0.61%*
Portfolio turnover rate	81%	151%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn® Strategy Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$616,550
Investments in Affiliates	80,175
Financial Derivative Instruments
Exchange-traded or centrally cleared	902
Over the counter	11,930
Deposits with counterparty	5,791
Foreign currency, at value	821
Receivable for Investments sold~	80,566
Receivable for investments sold on a delayed-delivery basis	2,063
Receivable for Portfolio shares sold	194
Interest and dividends receivable	2,372
Dividends receivable from Affiliates	13
Reimbursement receivable from PIMCO	46
Other assets	26
Total Assets	801,449

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$288,464
Payable for short sales	13,842
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,399
Over the counter	5,889
Payable for investments purchased~	43,079
Payable for investments in Affiliates purchased	13
Deposits from counterparty	2,980
Payable for Portfolio shares redeemed	954
Overdraft due to custodian	938
Accrued investment advisory fees	208
Accrued supervisory and administrative fees	103
Accrued distribution fees	27
Accrued servicing fees	37
Other liabilities	2
Total Liabilities	357,935

Net Assets	$443,514

Net Assets Consist of:
Paid in capital	$486,928
Undistributed net investment income	17,974
Accumulated net realized (loss)	(56,575)
Net unrealized (depreciation)	(4,813)
$443,514

Net Assets:
Institutional Class	$3,127
Administrative Class	304,916
Advisor Class	135,271
Class M	200

Shares Issued and Outstanding:
Institutional Class	681
Administrative Class	66,147
Advisor Class	29,022
Class M	43

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$4.59
Administrative Class	4.61
Advisor Class	4.66
Class M	4.60

Cost of Investments in securities	$627,069
Cost of Investments in Affiliates	$80,182
Cost of Foreign Currency Held	$824
Proceeds Received on Short Sales	$13,948
Cost or Premiums of Financial Derivative Instruments, net	$(971)

* Includes repurchase agreements of:	$17,447

~	A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Consolidated Statement of Operations PIMCO CommodityRealReturn® Strategy Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest, net of foreign taxes*	$426
Dividends	2
Dividends from Investments in Affiliates	28
Total Income	456

Expenses:
Investment advisory fees	1,223
Supervisory and administrative fees	607
Servicing fees - Administrative Class	224
Distribution and/or servicing fees - Advisor Class	159
Trustee fees	3
Interest expense	251
Total Expenses	2,467
Waiver and/or Reimbursement by PIMCO	(242)
Net Expenses	2,225

Net Investment Loss	(1,769)

Net Realized Gain (Loss):
Investments in securities	(3,568)
Investments in Affiliates	20
Exchange-traded or centrally cleared financial derivative instruments	(4,443)
Over the counter financial derivative instruments	(29,236)
Foreign currency	(667)

Net Realized (Loss)	(37,894)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	2,542
Investments in Affiliates	(7)
Exchange-traded or centrally cleared financial derivative instruments	3,697
Over the counter financial derivative instruments	29,921
Foreign currency assets and liabilities	27

Net Change in Unrealized Appreciation	36,180

Net Decrease in Net Assets Resulting from Operations	$(3,483)

* Foreign tax withholdings	$1

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

(Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$(1,769)	$5,601
Net realized (loss)	(37,894)	(67,638)
Net change in unrealized appreciation (depreciation)	36,180	(37,715)

Net (Decrease) in Net Assets Resulting from Operations	(3,483)	(99,752)

Distributions to Shareholders:
From net investment income
Institutional Class	(124)	(12)
Administrative Class	(12,616)	(1,628)
Advisor Class	(5,255)	(400)
Class M	(4)	0

Total Distributions	(17,999)	(2,040)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	34,532	(97,901)

Total Increase (Decrease) in Net Assets	13,050	(199,693)

Net Assets:
Beginning of period	430,464	630,157
End of period*	$443,514	$430,464

* Including undistributed net investment income of:	$17,974	$37,742

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn® Strategy Portfolio

(Unaudited)

(Amounts in thousands†)	Six Months Ended June 30, 2015

Cash Flows Provided by Operating Activities:

Net (decrease) in net assets resulting from operations	$(3,483)

Adjustments to Reconcile Net (Decrease) in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(431,940)
Proceeds from sales of long-term securities	345,978
Purchases from sales of short-term portfolio investments, net	86,308
(Increase) in deposits with counterparty	(3,898)
Decrease in receivable for investments sold	90,718
Decrease in interest and dividends receivable	344
(Increase) in exchange-traded or centrally cleared financial derivative instruments	(276)
(Increase) in over the counter financial derivative instruments	(29,069)
(Increase) in other assets	(3)
Increase in payable for investments purchased	10,941
Increase in deposits from counterparty	260
(Decrease) in accrued investment advisory fees	(2)
(Decrease) in accrued supervisory and administrative fees	(2)
(Decrease) in accrued distribution fee	(2)
(Decrease) in accrued servicing fee	(4)
(Increase) in reimbursement receivable from PIMCO	(21)
Payments on short sales transactions, net	(24,924)
Payments on currency transactions	(640)
(Decrease) in other liabilities	(3)
Net Realized (Gain) Loss
Investments in securities	3,568
Investments in Affiliates	(20)
Exchange-traded or centrally cleared financial derivative instruments	4,443
Over the counter financial derivative instruments	29,236
Foreign currency	667
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(2,542)
Investments in Affiliates	7
Exchange-traded or centrally cleared financial derivative instruments	(3,697)
Over the counter financial derivative instruments	(29,921)
Foreign currency assets and liabilities	(27)
Net amortization (accretion) on investments	1,977

Net Cash Provided by Operating Activities	43,973

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	59,883
Payments on shares redeemed	(40,090)
Cash dividend paid*	0
Increase in overdraft due to custodian	938
Proceeds from reverse repurchase agreements	20,529
Payments on reverse repurchase agreements	(20,529)
Proceeds from sale-buyback transactions	1,181,115
Payments on sale-buyback transactions	(1,246,618)
Proceeds from deposits from counterparty	123,079
Payments on deposits from counterparty	(122,059)

Net Cash (Used for) Financing Activities	(43,752)

Net Increase in Cash and Foreign Currency	221

Cash and Foreign Currency:
Beginning of period	600
End of period	$821

* Reinvestment of distributions	$17,999

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$187

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 139.0%

CORPORATE BONDS & NOTES 8.5%

BANKING & FINANCE 6.8%
Ally Financial, Inc.
3.250% due 02/13/2018		$1,350	$1,343
Banca Monte dei Paschi di Siena SpA
4.875% due 09/15/2016	EUR	200	234
Banco Santander S.A.
6.250% due 09/11/2021 (d)		100	109
Bankia S.A.
0.198% due 01/25/2016		200	223
3.500% due 12/14/2015		1,600	1,809
3.500% due 01/17/2019		700	814
Barclays Bank PLC
2.010% due 12/21/2020	MXN	2,500	155
7.625% due 11/21/2022		$2,000	2,281
Barclays PLC
8.000% due 12/15/2020 (d)	EUR	400	475
BNP Paribas S.A.
0.586% due 11/07/2015		$4,900	4,903
BPCE S.A.
0.846% due 11/18/2016		2,800	2,805
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	600	682
2.875% due 05/19/2016		1,400	1,583
Citigroup, Inc.
0.798% due 05/01/2017		$6,800	6,781
Credit Agricole S.A.
7.500% due 06/23/2026 (d)	GBP	1,000	1,554
Depfa ACS Bank
3.875% due 11/14/2016	EUR	100	117
Eksportfinans ASA
2.375% due 05/25/2016		$800	802
Lloyds Bank PLC
1.750% due 05/14/2018		900	899
3.500% due 05/14/2025		200	197
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	200	325
Rabobank Group
4.000% due 09/10/2015		1,400	2,213
Turkiye Garanti Bankasi A/S
2.775% due 04/20/2016		$100	100

			30,404

INDUSTRIALS 0.4%
Canadian Natural Resources Ltd.
0.657% due 03/30/2016		1,200	1,198
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	800	477

			1,675

UTILITIES 1.3%
AT&T, Inc.
0.702% due 03/30/2017		$3,150	3,141
BellSouth Corp.
4.821% due 04/26/2021		900	926
Electricite de France S.A.
0.735% due 01/20/2017		400	401
1.150% due 01/20/2017		100	100
Petrobras Global Finance BV
1.896% due 05/20/2016		100	99
2.643% due 03/17/2017		100	98
4.875% due 03/17/2020		1,000	953

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.625% due 01/16/2034	GBP	100	$134

			5,852

Total Corporate Bonds & Notes (Cost $39,942)			37,931

U.S. GOVERNMENT AGENCIES 3.4%
Fannie Mae
0.537% due 05/25/2042		$7	7
0.867% due 02/25/2041		777	786
1.346% due 10/01/2044		8	8
2.202% due 05/25/2035		62	65
2.491% due 11/01/2034		45	48
3.000% due 07/01/2045		3,000	2,985
3.500% due 07/01/2045		4,000	4,118
4.919% due 07/01/2035		40	41
5.181% due 11/01/2035		45	47
5.385% due 01/01/2036		103	108
Freddie Mac
0.416% due 02/15/2019		132	132
0.447% due 08/25/2031		2	2
0.636% due 08/15/2033 - 09/15/2042		2,747	2,767
1.346% due 02/25/2045		94	95
1.987% due 09/01/2036 †		269	285
2.086% due 07/01/2036 †		235	249
2.150% due 10/01/2036 †		104	111
2.373% due 01/01/2034		8	8
Ginnie Mae
0.487% due 03/20/2037		1,001	1,004
NCUA Guaranteed Notes
0.635% due 10/07/2020		660	664
0.745% due 12/08/2020		1,175	1,184
Small Business Administration
5.510% due 11/01/2027		372	414

Total U.S. Government Agencies (Cost $15,009)			15,128

U.S. TREASURY OBLIGATIONS 94.7%
U.S. Treasury Bonds
2.500% due 02/15/2045 (f)		5,870	5,143
3.000% due 11/15/2044 (j)		300	292
3.000% due 05/15/2045 †		2,040	1,990
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2016 (f)		58,483	58,771
0.125% due 04/15/2017 (h)		3,958	4,011
0.125% due 04/15/2018 (f)		68,917	69,962
0.125% due 04/15/2019 (h)		606	613
0.125% due 04/15/2020		3,677	3,706
0.125% due 07/15/2022		1,029	1,021
0.125% due 01/15/2023		205	201
0.250% due 01/15/2025		2,697	2,642
0.625% due 07/15/2021 (f)		67,189	69,325
0.625% due 02/15/2043 (j)		926	816
0.750% due 02/15/2042 (j)		733	669
0.750% due 02/15/2045		5,727	5,192
1.250% due 07/15/2020 (f)		42,331	45,271
1.375% due 01/15/2020 (f)		6,090	6,508
1.375% due 02/15/2044 (j)		640	678
1.375% due 02/15/2044 †		102	108
1.875% due 07/15/2015 (h)		533	534
1.875% due 07/15/2019 (f)		4,382	4,776
2.000% due 01/15/2016 †		15,805	16,035
2.000% due 01/15/2026 (f)		895	1,026
2.125% due 01/15/2019 (h)(j)		2,314	2,517
2.125% due 02/15/2041 (j)		108	133
2.375% due 01/15/2017 †		11,732	12,304

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 01/15/2025 (f)		$8,443	$9,920
2.375% due 01/15/2027 (f)(j)		1,928	2,302
2.500% due 07/15/2016 †		11,565	11,993
2.500% due 01/15/2029 †		6,204	7,629
2.625% due 07/15/2017 †		56,009	60,074
3.875% due 04/15/2029 †		908	1,284
U.S. Treasury Notes
1.500% due 05/31/2020 (f)		5,000	4,968
1.750% due 03/31/2022 (f)(j)		7,800	7,652

Total U.S. Treasury Obligations (Cost $424,223)			420,066

MORTGAGE-BACKED SECURITIES 5.2%
Banc of America Mortgage Trust
2.314% due 11/25/2034		87	83
2.797% due 06/25/2035		165	159
Banc of America Re-REMIC Trust
5.670% due 06/24/2050		275	284
BCAP LLC Trust
5.250% due 08/26/2037		1,056	1,102
5.401% due 03/26/2037		460	451
Bear Stearns Adjustable Rate Mortgage Trust
2.160% due 08/25/2035		31	31
2.515% due 03/25/2035		24	24
2.640% due 01/25/2035		407	401
2.680% due 03/25/2035		96	97
2.711% due 03/25/2035		118	115
2.859% due 01/25/2035		430	434
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035		63	63
2.410% due 09/25/2035		71	71
2.510% due 10/25/2035		599	594
2.757% due 09/25/2037 ^		621	561
Countrywide Alternative Loan Trust
0.357% due 05/25/2047		2,151	1,862
0.382% due 12/20/2046		1,968	1,511
6.000% due 02/25/2037 ^		269	211
Countrywide Home Loan Mortgage Pass-Through Trust
2.499% due 11/19/2033		5	5
2.680% due 08/25/2034		45	39
Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/2040		296	304
5.467% due 09/18/2039		740	758
DBUBS Mortgage Trust
3.386% due 07/10/2044		4,688	4,774
First Horizon Alternative Mortgage Securities Trust
2.219% due 06/25/2034		20	19
Granite Mortgages PLC
0.952% due 09/20/2044	GBP	80	126
GreenPoint Mortgage Funding Trust
0.457% due 11/25/2045		$12	10
GS Mortgage Securities Trust
3.849% due 12/10/2043		2,946	3,000
GSR Mortgage Loan Trust
2.758% due 01/25/2035		84	81
HarborView Mortgage Loan Trust
0.428% due 03/19/2036		65	47
IndyMac Mortgage Loan Trust
2.751% due 11/25/2035 ^		230	208
JPMorgan Mortgage Trust
2.554% due 08/25/2035		108	107
2.593% due 07/25/2035		73	73
2.594% due 02/25/2035		175	175
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		150	162
Marche Mutui SRL
0.419% due 02/25/2055	EUR	149	164

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.248% due 01/27/2064	EUR	338	$385
Marche SRL
0.398% due 10/27/2065		108	121
MASTR Adjustable Rate Mortgages Trust
2.702% due 11/21/2034		$56	57
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.926% due 09/15/2030		214	212
Merrill Lynch Mortgage Investors Trust
1.673% due 10/25/2035		212	206
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		100	107
Morgan Stanley Capital Trust
6.104% due 06/11/2049		24	25
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		31	31
Residential Accredit Loans, Inc. Trust
1.518% due 09/25/2045		191	164
Royal Bank of Scotland Capital Funding Trust
6.239% due 12/16/2049		532	553
Sequoia Mortgage Trust
0.387% due 07/20/2036		441	413
Structured Adjustable Rate Mortgage Loan Trust
1.574% due 01/25/2035		19	15
2.576% due 12/25/2034		109	107
2.637% due 02/25/2034		26	26
Structured Asset Mortgage Investments Trust
0.848% due 10/19/2034		28	27
Vornado DP LLC Trust
4.004% due 09/13/2028		1,500	1,612
WaMu Mortgage Pass-Through Certificates Trust
0.928% due 05/25/2047		309	266
2.390% due 12/25/2035		255	235
3.829% due 08/25/2035		34	33
Wells Fargo Mortgage-Backed Securities Trust
2.581% due 03/25/2036 ^		245	239
2.606% due 06/25/2033		96	97

Total Mortgage-Backed Securities (Cost $21,750)			23,037

ASSET-BACKED SECURITIES 4.3%
Aquilae CLO PLC
0.401% due 01/17/2023	EUR	189	210
Carrington Mortgage Loan Trust
0.507% due 10/25/2035		$9	9
CIFC Funding Ltd.
0.539% due 05/10/2021		2,081	2,076
0.543% due 03/01/2021		209	208
Countrywide Asset-Backed Certificates
0.367% due 07/25/2036		774	762
0.435% due 04/25/2036		63	62
4.545% due 04/25/2036		395	402
Credit-Based Asset Servicing and Securitization LLC
0.305% due 07/25/2037		19	13
Dryden Leveraged Loan CDO
0.526% due 04/12/2020		750	748
Elm CLO Ltd.
1.674% due 01/17/2023		2,094	2,098
First Franklin Mortgage Loan Trust
0.867% due 11/25/2035		2,273	2,267
GSAMP Trust
0.257% due 12/25/2036		71	40
Magi Funding PLC
0.331% due 04/11/2021	EUR	20	23
Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047 ^		$140	114

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
North Carolina State Education Assistance Authority
0.727% due 10/26/2020		$66	$66
OneMain Financial Issuance Trust
2.470% due 09/18/2024		2,900	2,915
Penta CLO S.A.
0.268% due 06/04/2024	EUR	650	717
SLM Student Loan Trust
0.317% due 04/25/2019		$2,200	2,179
1.777% due 04/25/2023		2,943	3,021
Structured Asset Securities Corp. Mortgage Loan Trust
1.684% due 04/25/2035		426	408
Symphony CLO Ltd.
0.514% due 05/15/2019		503	501
Wood Street CLO BV
0.339% due 03/29/2021	EUR	51	56

Total Asset-Backed Securities (Cost $18,319)			18,895

SOVEREIGN ISSUES 13.6%
Athens Urban Transportation Organisation
4.851% due 09/19/2016		100	61
Autonomous Community of Catalonia
4.950% due 02/11/2020		100	123
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2019 (b)	BRL	6,300	1,324
Colombian TES
3.000% due 03/25/2033 (c)	COP	1,512,353	501
France Government Bond
0.250% due 07/25/2018 (c)	EUR	104	121
1.600% due 07/25/2015 (c)		959	1,071
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (c)		2,229	2,614
2.100% due 09/15/2017 (c)		349	409
2.100% due 09/15/2021		282	341
2.250% due 04/22/2017 (c)		2,108	2,418
2.350% due 09/15/2019 (c)		222	268
2.350% due 09/15/2024 (c)		4,048	4,974
2.550% due 10/22/2016 (c)		743	849
3.100% due 09/15/2026 (c)		106	140
5.500% due 11/01/2022		100	138
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	5,121	351
4.000% due 11/08/2046 (c)		15,588	1,079
4.500% due 12/04/2025 (c)		61,562	4,487
4.750% due 06/14/2018		9,975	638
New Zealand Government Bond
2.000% due 09/20/2025	NZD	2,058	1,387
5.500% due 04/15/2023		1,800	1,405
Republic of Germany
0.750% due 04/15/2018 (c)	EUR	7,455	8,664
1.500% due 04/15/2016 (c)		1,980	2,223
Republic of Greece Government International Bond
3.000% due 02/24/2023		50	25
3.000% due 02/24/2024		50	24
3.000% due 02/24/2025		50	24
3.000% due 02/24/2026		50	23
3.000% due 02/24/2027		50	22
3.000% due 02/24/2028		50	22
3.000% due 02/24/2029		75	33
3.000% due 02/24/2030		75	33
3.000% due 02/24/2031		75	33
3.000% due 02/24/2032		75	32
3.000% due 02/24/2033		75	32
3.000% due 02/24/2034		75	32
3.000% due 02/24/2035		75	32
3.000% due 02/24/2036		125	53
3.000% due 02/24/2037		125	54

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 02/24/2038	EUR	125	$53
3.000% due 02/24/2039		125	53
3.000% due 02/24/2040		125	53
3.000% due 02/24/2041		125	53
3.000% due 02/24/2042		125	54
4.750% due 04/17/2019		200	125
Slovenia Government International Bond
4.700% due 11/01/2016		900	1,063
Spain Government International Bond
0.550% due 11/30/2019 (c)		4,214	4,759
1.000% due 11/30/2030 (c)		600	623
3.800% due 04/30/2024		3,100	3,901
United Kingdom Gilt
0.125% due 03/22/2024 (c)	GBP	7,981	13,570

Total Sovereign Issues (Cost $66,689)			60,367

SHORT-TERM INSTRUMENTS 9.3%

CERTIFICATES OF DEPOSIT 1.9%
Banco Bilbao Vizcaya Argentaria S.A.
1.027% due 10/23/2015		$5,250	5,248
1.126% due 05/16/2016		3,000	2,990

			8,238

REPURCHASE AGREEMENTS (e) 3.9%
			17,447

SHORT-TERM NOTES 0.7%
Federal Home Loan Bank
0.039% due 07/15/2015 †		1,500	1,500
0.040% due 07/08/2015 - 07/10/2015 †		1,300	1,300
0.070% due 08/14/2015 †		400	400

			3,200

U.S. TREASURY BILLS 2.8%
0.016% due 07/23/2015 - 11/12/2015 (a)(f)(j)†		12,241	12,241

Total Short-Term Instruments (Cost $41,137)			41,126

Total Investments in Securities (Cost $627,069)			616,550

		SHARES
INVESTMENTS IN AFFILIATES 18.1%

SHORT-TERM INSTRUMENTS 18.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 18.1%
PIMCO Short-Term Floating NAV Portfolio III		8,083,837	80,175

Total Short-Term Instruments (Cost $80,182)			80,175

Total Investments in Affiliates (Cost $80,182)			80,175

Total Investments 157.1% (Cost $707,251)			$696,725

Financial Derivative Instruments (g)(i) 1.3% (Cost or Premiums, net $(971))			5,544

Other Assets and Liabilities, net (58.4%)			(258,755)

Net Assets 100.0%			$443,514

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio I, Ltd., which is a 100% owned subsidiary of the Portfolio.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon bond.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
MSC	0.220% †	06/30/2015	07/01/2015	$7,400	U.S. Treasury Bonds 3.750% due 11/15/2043	$(7,536)	$7,400	$7,400
SAL	0.250% †	06/30/2015	07/01/2015	9,600	U.S. Treasury Notes 1.625% due 06/30/2020	(9,791)	9,600	9,600
SSB	0.000% †	06/30/2015	07/01/2015	447	Fannie Mae 2.260% due 10/17/2022	(456)	447	447

Total Repurchase Agreements						$(17,783)	$17,447	$17,447

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	(0.400)%	06/30/2015	07/01/2015	$(1,094)	$(1,094)
	0.050%	06/30/2015	07/02/2015	(3,880)	(3,881)
	0.530%	06/24/2015	07/08/2015	(7,895)	(7,904)
BPG	0.310%	07/01/2015	07/06/2015	(25,594)	(25,618)
GSC	0.260%	06/15/2015	07/06/2015	(5,434)	(5,436)
	0.290%	05/21/2015	07/21/2015	(693)	(693)
	0.370%	06/08/2015	07/08/2015	(232)	(232)
	0.424%	06/16/2015	07/16/2015	(24,361)	(24,178)
	0.425%	06/16/2015	07/16/2015	(10,281)	(10,188)
	0.450%	07/01/2015	07/06/2015	(2,263)	(2,265)
	0.510%	06/19/2015	07/13/2015	(46,976)	(47,080)
MSC	0.280%	05/14/2015	07/14/2015	(19,394)	(19,434)
	0.470%	06/15/2015	07/02/2015	(1,981)	(1,982)
TDM	0.230%	05/18/2015	08/18/2015	(35,832)	(36,030)
	0.270%	05/08/2015	07/08/2015	(70,605)	(70,702)
	0.280%	05/13/2015	08/13/2015	(26,657)	(26,803)
	0.290%	05/27/2015	07/08/2015	(1,192)	(1,193)
	0.310%	06/09/2015	08/07/2015	(1,037)	(1,041)
	0.360%	06/16/2015	07/16/2015	(1,080)	(1,081)
	0.410%	06/16/2015	07/08/2015	(1,627)	(1,629)

Total Sale-Buyback Transactions					$(288,464)

(2)

As of June 30, 2015, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended June 30, 2015 was $202,458 at a weighted average interest rate of 0.241%.

(3)	Payable for sale-buyback transactions includes $606 of deferred price drop.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	07/01/2045	$3,000	$(3,010)	$(2,986)
Fannie Mae	3.500%	07/01/2045	4,000	(4,153)	(4,118)
Fannie Mae	5.500%	07/01/2045	6,000	(6,785)	(6,738)

Total Short Sales				$(13,948)	$(13,842)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(f)	Securities with an aggregate market value of $287,524 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
PIMCO CommodityRealReturn® Strategy Portfolio
Master Securities Forward Transaction Agreement
BCY	$0	$0	$(12,879)	$(12,879)	$12,812	$(67)
BPG	0	0	(25,618)	(25,618)	25,538	(80)
GSC	0	0	(90,072)	(90,072)	89,709	(363)
MSC	0	0	(21,416)	(21,416)	21,427	11
TDM	0	0	(138,479)	(138,479)	138,040	(439)

PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
MSC	7,400	0	0	7,400	(7,536)	(136)
SAL	9,600	0	0	9,600	(9,791)	(191)
SSB	447	0	0	447	(456)	(9)

Total Borrowings and Other Financing Transactions	$17,447	$0	$(288,464)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT Corn December Futures †	$340.000	11/20/2015	16	$6	$2
Put - CBOT Wheat August Futures †	495.000	07/24/2015	6	1	0
Call - NYMEX Brent Crude Spread February Futures †	71.500	02/29/2016	1	3	5
Call - NYMEX Brent Crude Spread February Futures †	87.000	02/29/2016	1	1	1
Call - NYMEX Brent Crude Spread January Futures †	71.500	01/29/2016	1	3	4
Call - NYMEX Brent Crude Spread January Futures †	87.000	01/29/2016	1	1	1
Call - NYMEX Brent Crude Spread March Futures †	71.500	03/31/2016	1	3	5
Call - NYMEX Brent Crude Spread March Futures †	87.000	03/31/2016	1	1	2
Put - NYMEX Crude December Futures †	48.000	11/17/2015	20	73	24
Call - NYMEX Natural Gas May Futures †	3.500	04/26/2016	16	26	28

				$118	$72

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$105.000	08/21/2015	321	$3	$5
Put - CBOT U.S. Treasury 10-Year Note September Futures	109.000	08/21/2015	23	0	1
Put - CBOT U.S. Treasury 30-Year Bond September Futures	108.000	08/21/2015	19	0	0
Put - CME 90-Day Eurodollar December Futures	99.375	12/14/2015	45	8	6

				$11	$12

Total Purchased Options				$129	$84

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price (1)	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT Soybean August Futures †	$880.000	07/24/2015	7	$(3)	$0
Call - CBOT Soybean August Futures †	980.000	07/24/2015	7	(3)	(26)
Put - CBOT Wheat August Futures †	475.000	07/24/2015	6	(2)	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Description	Strike Price (1)	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT Wheat December Futures †	$460.000	11/20/2015	12	$(6)	$(1)
Call - NYMEX Crude August Futures †	1.000	07/20/2015	2	(1)	0
Put - NYMEX Crude August Futures †	1.000	07/20/2015	2	0	0
Call - NYMEX Crude December Futures †	0.250	11/19/2015	2	(1)	(1)
Put - NYMEX Crude December Futures †	1.000	11/19/2015	2	0	0
Call - NYMEX Crude November Futures †	0.250	10/19/2015	2	0	0
Put - NYMEX Crude November Futures †	1.000	10/19/2015	2	0	0
Call - NYMEX Crude October Futures †	0.250	09/21/2015	2	0	0
Put - NYMEX Crude October Futures †	1.000	09/21/2015	2	0	0
Call - NYMEX Crude September Futures †	0.250	08/19/2015	2	0	0
Put - NYMEX Crude September Futures †	1.000	08/19/2015	2	0	0
Call - NYMEX Gasoline December Futures †	215.000	11/24/2015	4	(6)	(6)
Put - NYMEX Natural Gas August Futures †	2.550	07/28/2015	1	0	0
Put - NYMEX Natural Gas August Futures †	2.600	07/28/2015	2	(1)	(1)
Call - NYMEX Natural Gas August Futures †	3.050	07/28/2015	1	(1)	(1)
Call - NYMEX Natural Gas August Futures †	3.100	07/28/2015	4	(2)	(2)
Call - NYMEX Natural Gas August Futures †	3.150	07/28/2015	2	(1)	(1)
Call - NYMEX Natural Gas November Futures †	3.400	10/27/2015	16	(18)	(19)
Call - NYMEX New York Harbor ULSD Financial February Futures †	2.100	02/29/2016	1	(4)	(5)
Call - NYMEX New York Harbor ULSD Financial February Futures †	250.000	02/29/2016	1	(2)	(2)
Call - NYMEX New York Harbor ULSD Financial January Futures †	2.100	01/29/2016	1	(4)	(5)
Call - NYMEX New York Harbor ULSD Financial January Futures †	250.000	01/29/2016	1	(2)	(1)
Call - NYMEX New York Harbor ULSD Financial March Futures †	2.100	03/31/2016	1	(4)	(6)
Call - NYMEX New York Harbor ULSD Financial March Futures †	250.000	03/31/2016	1	(2)	(2)
Call - NYMEX WTI Crude August Futures †	0.250	07/20/2015	5	(1)	0
Put - NYMEX WTI Crude August Futures †	1.000	07/20/2015	5	(1)	0
Call - NYMEX WTI Crude December Futures †	0.000	11/19/2015	2	0	0
Call - NYMEX WTI Crude December Futures †	0.250	11/19/2015	5	(1)	(1)
Put - NYMEX WTI Crude December Futures †	0.750	11/19/2015	2	0	0
Put - NYMEX WTI Crude December Futures †	1.000	11/19/2015	5	(1)	(1)
Call - NYMEX WTI Crude November Futures †	0.000	10/19/2015	2	0	0
Call - NYMEX WTI Crude November Futures †	0.250	10/19/2015	5	(1)	(1)
Put - NYMEX WTI Crude November Futures †	0.750	10/19/2015	2	0	0
Put - NYMEX WTI Crude November Futures †	1.000	10/19/2015	5	(1)	(1)
Call - NYMEX WTI Crude October Futures †	0.000	09/21/2015	2	0	0
Call - NYMEX WTI Crude October Futures †	0.250	09/21/2015	5	(1)	(1)
Put - NYMEX WTI Crude October Futures †	0.750	09/21/2015	2	0	0
Put - NYMEX WTI Crude October Futures †	1.000	09/21/2015	5	(1)	0
Call - NYMEX WTI Crude September Futures †	0.250	08/19/2015	5	(1)	(1)
Put - NYMEX WTI Crude September Futures †	1.000	08/19/2015	5	(1)	0
Call - NYMEX WTI-Brent Crude Spread August Futures †	4.000	07/15/2015	4	(1)	(2)
Put - NYMEX WTI-Brent Crude Spread August Futures †	9.000	07/15/2015	4	(2)	0

				$(76)	$(87)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$124.000	08/21/2015	28	$(22)	$(13)
Call - CBOT U.S. Treasury 10-Year Note September Futures	127.000	08/21/2015	28	(18)	(22)

				$(40)	$(35)

Total Written Options				$(116)	$(122)

(1)	Strike Price determined when exercised based on predetermined terms.

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	254	$(53)	$0	$0
90-Day Eurodollar December Futures	Short	12/2016	36	(13)	1	0
90-Day Eurodollar March Futures	Short	03/2016	125	(28)	2	0
90-Day Eurodollar March Futures	Short	03/2017	192	(45)	2	0
90-Day Eurodollar September Futures	Short	09/2016	3	(1)	0	0
Aluminum October Futures †	Short	10/2015	29	20	0	0
Arabica Coffee December Futures †	Short	12/2015	4	(7)	0	0
Brent Crude December Futures †	Long	11/2015	9	(2)	13	0
Brent Crude December Futures †	Long	10/2016	16	(15)	14	0
Brent Crude June Futures †	Long	04/2016	1	0	1	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Brent Crude March Futures †	Short	01/2016	14	$(2)	$0	$(17)
Brent Crude March Futures †	Short	01/2017	8	8	0	(6)
Brent Crude November Futures †	Long	10/2015	37	15	53	0
Brent Crude September Futures †	Long	08/2015	42	(1)	63	0
Brent Crude September Futures †	Short	07/2016	8	7	0	(8)
Call Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond September Futures	Long	08/2015	28	(3)	14	0
Call Options Strike @ EUR 157.500 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	28	1	0	(5)
Call Options Strike @ USD 83.000 on Brent Crude January Futures †	Long	12/2015	4	(1)	1	0
Cocoa December Futures †	Long	12/2015	23	62	0	(13)
Cocoa September Futures †	Short	09/2015	9	(16)	6	0
Copper October Futures †	Long	10/2015	5	3	0	0
Corn December Futures †	Short	12/2015	30	(73)	0	(44)
Cotton No. 2 December Futures †	Short	12/2015	2	(1)	0	(1)
Cotton No. 2 March Futures †	Long	03/2016	2	1	1	0
EIA Flat Tax On-Highway Diesel Swap Contracts August Futures †	Short	08/2015	1	(8)	0	(2)
EIA Flat Tax On-Highway Diesel Swap Contracts December Futures †	Short	12/2015	1	(8)	0	(2)
EIA Flat Tax On-Highway Diesel Swap Contracts July Futures †	Short	07/2015	1	(7)	0	(2)
EIA Flat Tax On-Highway Diesel Swap Contracts November Futures †	Short	11/2015	1	(8)	0	(2)
EIA Flat Tax On-Highway Diesel Swap Contracts October Futures †	Short	10/2015	1	(10)	0	(2)
EIA Flat Tax On-Highway Diesel Swap Contracts September Futures †	Short	09/2015	1	(10)	0	(2)
Euro-BTP Italy Government Bond September Futures	Long	09/2015	33	(29)	30	(108)
Euro-Bund 10-Year Bond September Futures	Long	09/2015	1	1	2	0
Euro-Mill Wheat December Futures †	Long	12/2015	33	30	23	0
Euro-Mill Wheat September Futures †	Long	09/2015	27	34	20	0
Gas Oil December Futures †	Long	12/2015	4	(5)	3	0
Gas Oil October Futures †	Short	10/2015	4	6	0	(3)
Gas Oil September Futures †	Short	09/2015	4	5	0	(3)
Gold 100 oz. August Futures †	Short	08/2015	4	4	10	0
Gold 100 oz. December Futures †	Short	12/2015	9	26	7	0
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap August Futures †	Long	08/2015	1	10	2	0
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap December Futures †	Long	12/2015	1	10	2	0
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap July Futures †	Long	07/2015	1	9	2	0
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap November Futures †	Long	11/2015	1	10	2	0
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap October Futures †	Long	10/2015	1	11	2	0
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap September Futures †	Long	09/2015	1	11	2	0
Hard Red Spring Wheat September Futures †	Long	09/2015	7	26	7	0
Hard Red Winter Wheat September Futures †	Long	09/2015	10	46	14	0
Henry Hub Natural Gas April Futures †	Long	03/2016	39	(15)	0	0
Henry Hub Natural Gas Swap April Futures †	Long	03/2016	9	(25)	0	0
Henry Hub Natural Gas Swap April Futures †	Long	03/2019	3	(9)	0	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2016	9	(23)	0	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2019	3	(9)	0	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	9	(17)	0	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2019	3	(9)	0	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2016	9	(21)	0	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2019	3	(9)	0	0
Henry Hub Natural Gas Swap January Futures †	Long	12/2015	9	(21)	0	0
Henry Hub Natural Gas Swap January Futures †	Long	12/2018	3	(9)	0	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2016	9	(23)	0	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2019	3	(9)	0	0
Henry Hub Natural Gas Swap June Futures †	Long	05/2016	9	(24)	0	0
Henry Hub Natural Gas Swap June Futures †	Long	05/2019	3	(9)	0	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2016	9	(22)	0	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2019	3	(9)	0	0
Henry Hub Natural Gas Swap May Futures †	Long	04/2016	9	(25)	0	0
Henry Hub Natural Gas Swap May Futures †	Long	04/2019	3	(9)	0	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	9	(21)	0	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2019	3	(9)	0	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2016	9	(23)	0	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2019	3	(9)	0	0
Henry Hub Natural Gas Swap September Futures †	Long	08/2016	9	(23)	0	0
Henry Hub Natural Gas Swap September Futures †	Long	08/2019	3	(9)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap April Futures †	Long	04/2016	1	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures †	Long	08/2015	3	0	1	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures †	Long	08/2016	1	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures †	Long	12/2015	3	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures †	Long	12/2016	1	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap February Futures †	Long	02/2016	1	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap January Futures †	Long	01/2016	1	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures †	Long	07/2015	3	(1)	1	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures †	Long	07/2016	1	0	0	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
LLS (Argus) vs. WTI Spread Calendar Swap June Futures †	Long	06/2016	1	$0	$0	$0
LLS (Argus) vs. WTI Spread Calendar Swap March Futures †	Long	03/2016	1	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap May Futures †	Long	05/2016	1	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures †	Long	11/2015	3	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures †	Long	11/2016	1	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures †	Long	10/2015	3	0	1	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures †	Long	10/2016	1	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures †	Long	09/2015	3	0	1	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures †	Long	09/2016	1	0	0	0
Natural Gas April Futures †	Long	03/2017	2	1	0	0
Natural Gas August Futures †	Long	07/2015	34	(1)	9	0
Natural Gas December Futures †	Short	11/2015	10	(8)	0	(1)
Natural Gas January Futures †	Short	12/2015	6	10	0	0
Natural Gas March Futures †	Short	02/2016	23	14	0	(1)
Natural Gas March Futures †	Short	02/2017	2	(1)	0	0
Natural Gas October Futures †	Short	09/2015	13	(19)	0	(3)
Natural Gas September Futures †	Short	08/2015	34	3	0	(8)
New York Harbor ULSD December Futures †	Long	11/2015	16	36	30	0
New York Harbor ULSD June Futures †	Short	05/2016	1	2	0	(1)
New York Harbor ULSD March Futures †	Long	02/2016	1	(2)	2	0
New York Harbor ULSD October Futures †	Short	09/2015	3	7	0	(6)
Nickel October Futures †	Long	10/2015	4	(19)	0	0
Platinum October Futures †	Long	10/2015	26	(13)	0	(4)
Put Options Strike @ EUR 147.000 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	28	7	10	0
Put Options Strike @ USD 54.000 on Brent Crude December Futures †	Short	11/2015	7	13	2	0
Put Options Strike @ USD 55.000 on Brent Crude December Futures †	Short	11/2015	13	36	4	0
RBOB Gasoline December Futures †	Short	11/2015	26	(33)	0	(35)
RBOB Gasoline March Futures †	Long	02/2016	9	(1)	11	0
RBOB Gasoline November Futures †	Short	10/2015	44	(22)	0	(59)
RBOB Gasoline September Futures †	Short	08/2015	39	(72)	0	(69)
Silver December Futures †	Long	12/2015	1	(2)	0	(1)
Soybean January Futures †	Short	01/2016	11	(30)	0	(31)
Soybean March Futures †	Long	03/2016	20	72	50	0
Soybean May Futures †	Long	05/2016	11	19	20	0
Soybean November Futures †	Short	11/2015	18	(83)	0	(52)
Soybean Oil December Futures †	Short	12/2015	3	(2)	0	(1)
Soybean Oil March Futures †	Long	03/2016	3	1	1	0
Sugar No. 11 February Futures †	Short	02/2016	10	(4)	0	(4)
Sugar No. 11 October Futures †	Short	09/2015	37	37	0	(17)
U.S. Treasury 10-Year Note September Futures	Long	09/2015	321	(303)	0	(10)
U.S. Treasury 30-Year Bond September Futures	Short	09/2015	26	2	4	0
Wheat December Futures †	Short	12/2015	25	(133)	0	(39)
Wheat September Futures †	Short	09/2015	27	(153)	0	(44)
WTI Crude August Futures †	Short	07/2015	14	25	0	(16)
WTI Crude December Futures †	Short	11/2015	139	(136)	0	(153)
WTI Crude December Futures †	Long	11/2016	52	(12)	41	0
WTI Crude December Futures †	Long	11/2017	16	3	10	0
WTI Crude December Futures †	Short	11/2018	9	(3)	0	(4)
WTI Crude June Futures †	Long	05/2016	80	(558)	76	0
WTI Crude June Futures †	Short	05/2017	3	0	0	(1)
WTI Crude March Futures †	Long	02/2016	11	(7)	11	0
WTI Crude November Futures †	Short	10/2015	4	(4)	0	(4)
WTI Crude October Futures †	Long	09/2015	14	4	16	0
WTI Crude September Futures †	Short	08/2015	19	9	0	(22)
WTI Crude September Futures †	Long	08/2016	23	(15)	20	0
Zinc October Futures †	Long	10/2015	5	(6)	0	0

Total Futures Contracts				$(1,718)	$620	$(806)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020		$1,386	$88	$2	$2	$(1)
CDX.IG-24 5-Year Index	1.000%	06/20/2020		3,900	57	2	1	0
iTraxx Europe 23 5-Year Index	1.000%	06/20/2020	EUR	7,100	98	(50)	0	(33)

					$243	$(46)	$3	$(34)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.300%	05/06/2017	$	27,800	$(39)	$(40)	$2	$0
Receive	3-Month USD-LIBOR	1.500%	12/16/2017		66,600	(354)	(91)	4	0
Pay	3-Month USD-LIBOR	2.000%	12/16/2020		500	0	1	0	0
Receive	3-Month USD-LIBOR †	2.500%	12/16/2025		40,500	321	(184)	28	(2)
Pay	3-Month USD-LIBOR	2.670%	07/13/2045		290	(17)	(1)	0	(1)
Receive	3-Month USD-LIBOR	2.750%	12/16/2045		20,000	1,028	(149)	49	0
Pay	3-Month USD-LIBOR	2.750%	12/16/2045		1,400	(67)	8	0	(4)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	13,200	655	815	0	(153)
Pay	6-Month EUR-EURIBOR	1.500%	03/16/2046		400	(27)	(107)	11	0
Receive	6-Month GBP-LIBOR	1.250%	06/17/2017	GBP	11,100	(53)	17	0	(22)
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017		6,400	(55)	8	0	(16)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		2,840	86	(34)	0	(51)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2045		4,960	652	481	0	(178)
Receive	28-Day MXN-TIIE	4.035%	02/03/2017	MXN	156,900	(10)	(46)	0	(10)
Pay	28-Day MXN-TIIE	5.145%	04/02/2020		69,300	(23)	(19)	24	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		95,400	(28)	(135)	44	0
Pay	28-Day MXN-TIIE	5.675%	11/09/2021		37,500	(8)	(66)	17	0
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		1,600	(1)	(4)	1	0
Pay	28-Day MXN-TIIE	5.750%	12/06/2021		7,300	0	4	3	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029		10,300	(2)	(24)	9	0

						$2,058	$434	$192	$(437)

Total Swap Agreements						$2,301	$388	$195	$(471)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(h)	Securities with an aggregate market value of $3,811 and cash of $5,791 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (5)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
PIMCO CommodityRealReturn® Strategy Portfolio (6)	$12	$65	$197	$274	$(35)	$(128)	$(471)	$(634)
PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary) (6)	72	556	0	628	(87)	(678)	0	(765)

Total Exchange-Traded or Centrally Cleared	$84	$621	$197	$902	$(122)	$(806)	$(471)	$(1,399)

(5)	Unsettled variation margin asset of $1 for closed futures and unsettled variation margin asset of $2 for closed swap agreements is outstanding at period end.
(6)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2015		JPY	387,600	$		3,135	$0	$(32)

BPS	07/2015		BRL	11,433			3,690	13	0
	07/2015		MXN	59,918			3,864	53	0
	07/2015	$		3,666		BRL	11,433	15	(4)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
	07/2015		$		3,127		JPY	387,600	$40	$0
	08/2015			BRL	7,063	$		2,250	5	0
	08/2015			JPY	387,600			3,128	0	(40)

BRC	07/2015			PLN	2,481			648	0	(11)
	07/2015		$		3,898		INR	247,339	0	(19)
	07/2015			ZAR	3,561	$		291	0	0

CBK	07/2015			AUD	607			463	0	(6)
	07/2015			BRL	1,735			559	1	0
	07/2015			GBP	12,374			19,018	0	(424)
	07/2015			MXN	2,286			148	3	0
	07/2015		$		550		BRL	1,735	8	0
	07/2015				3,883		EUR	3,431	0	(58)
	07/2015				148		MXN	2,275	0	(3)
	09/2015			MXN	26,692	$		1,688	1	0
	01/2016			BRL	4,074			1,220	0	(10)

DUB	07/2015				12,397			4,282	295	0
	07/2015			KRW	1,907,165			1,761	59	0
	07/2015		$		3,996		BRL	12,397	0	(8)

FBF	07/2015			BRL	722	$		265	32	0
	07/2015		$		233		BRL	722	0	0
	08/2015			EUR	59,181	$		66,029	15	0

GLM	07/2015			BRL	4,099			1,330	12	0
	07/2015			NZD	3,853			2,736	125	0
	07/2015		$		1,316		BRL	4,099	4	(2)
	08/2015			EUR	3,216	$		3,601	14	0

HUS	07/2015			COP	1,272,206			498	11	0
	07/2015	†		EUR	765			853	0	0
	08/2015	†	$		853		EUR	765	0	0

JPM	07/2015			EUR	595	$		676	12	0
	07/2015	†	$		316		CAD	395	0	0
	07/2015				3,503		EUR	3,189	65	(13)
	07/2015				19,477		GBP	12,374	0	(34)
	07/2015				3,060		INR	197,354	35	0
	07/2015				1,140		PLN	4,280	0	(2)
	08/2015			GBP	12,374	$		19,472	34	0

NGF	07/2015			MXN	27,733			1,794	30	0

SCX	07/2015			EUR	10,083			11,299	58	0
	07/2015		$		5,623		MXN	87,662	0	(48)
	08/2015				11,303		EUR	10,083	0	(58)
	08/2015				5,461		INR	354,008	63	0
	09/2015			MXN	87,662	$		5,591	48	0

TOR	07/2015			BRL	5,080			1,637	3	0
	07/2015		$		1,638		BRL	5,079	0	(4)

UAG	07/2015			BRL	1,278	$		415	4	0
	07/2015		$		412		BRL	1,278	0	(1)
	07/2015	†			5,367		EUR	4,823	50	(40)
	08/2015			EUR	146	$		162	0	(1)
	08/2015	†	$		63		EUR	57	0	0
	08/2015				441		GBP	281	0	0

Total Forward Foreign Currency Contracts									$1,108	$(818)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950%	12/15/2015	$ 12,700	$16	$13

FAR	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.670%	07/09/2015	2,500	41	156

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950%	12/15/2015	8,800	10	10
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.800%	01/19/2016	18,900	30	20
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.865%	08/11/2015	3,000	50	119
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017	3,000	420	467

							$567	$785

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
BPS	Put - OTC Natural Gas December Futures †	$45.000	11/27/2015	$27	$1	$0
	Put - OTC Natural Gas January Futures †	45.000	12/30/2015	30	1	1
	Put - OTC Natural Gas November Futures †	45.000	10/29/2015	27	1	1

GST	Put - OTC Live Cattle December Futures †	140.000	12/04/2015	80	2	1
	Put - OTC WTI Crude December Futures †	48.000	11/17/2015	4	14	5

MAC	Put - OTC Live Cattle December Futures †	140.000	12/04/2015	120	2	1

SOG	Put - OTC Natural Gas December Futures †	44.000	11/27/2015	80	1	1
	Put - OTC Natural Gas December Futures †	45.000	11/27/2015	79	2	1
	Put - OTC Natural Gas January Futures †	44.000	12/30/2015	90	1	1
	Put - OTC Natural Gas January Futures †	45.000	12/30/2015	90	2	1
	Put - OTC Natural Gas November Futures †	44.000	10/29/2015	82	1	1
	Put - OTC Natural Gas November Futures †	45.000	10/29/2015	82	2	2

					$30	$16

Total Purchased Options					$597	$801

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015	EUR	1,100	$(2)	$(4)

BRC	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		1,100	(2)	(4)
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		2,100	(5)	(7)

CBK	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	08/19/2015		2,000	(5)	(5)

FBF	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		900	(2)	(3)

GST	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		1,100	(2)	(4)
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		9,100	(15)	(32)

JPM	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		1,000	(2)	(3)

							$(35)	$(62)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Call - OTC EUR versus USD	$	1.150	07/02/2015	EUR 2,070	$(8)	$0
	Put - OTC EUR versus USD		1.110	07/20/2015	3,656	(19)	(44)
	Call - OTC EUR versus USD		1.170	07/20/2015	3,656	(20)	(4)

BRC	Call - OTC EUR versus USD		1.150	07/15/2015	880	(7)	(2)

DUB	Call - OTC USD versus BRL	BRL	2.680	07/01/2015	$ 2,020	(48)	(280)

FBF	Put - OTC USD versus BRL		2.850	07/16/2015	1,388	(10)	0
	Call - OTC USD versus BRL		4.000	03/17/2016	3,500	(148)	(56)

UAG	Call - OTC EUR versus USD	$	1.150	07/02/2015	EUR 1,950	(11)	0

						$(271)	$(386)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	233.049	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$700	$(6)	$(3)

CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	12,100	(108)	(7)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	1,000	(13)	(1)

DUB	Cap - OTC CPURNSA Index	236.119	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/01/2016	1,200	(1)	(1)
	Floor - OTC YOY CPURNSA Index	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	900	(9)	(5)

GLM	Cap - OTC CPALEMU Index	117.930	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	1,400	0	(54)

JPM	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	600	(4)	(2)
	Floor - OTC YOY CPURNSA Index	234.810	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	4,600	(52)	(50)

						$(193)	$(123)

(1)	YOY options may have a series of expirations.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.050%	07/13/2015	$	6,500	$(30)	$(1)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.950%	07/13/2015		8,400	(29)	(10)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350%	09/30/2015		3,600	(23)	(33)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	09/30/2015		3,600	(31)	(23)

FAR	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.170%	07/09/2015		2,500	(43)	0

GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400%	07/15/2015		1,500	(5)	(19)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350%	09/30/2015		1,100	(7)	(10)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	09/30/2015		1,100	(10)	(7)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750%	08/20/2015	GBP	1,600	(14)	(4)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.400%	08/20/2015		1,600	(14)	(14)

JPM	Call - OTC 5-Year Interest Rate Swap (Effective 09/16/2020)	3-Month USD-LIBOR	Receive	2.910%	09/14/2015	$	7,400	(23)	(23)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.900%	09/09/2015	GBP	1,800	(18)	(14)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.520%	01/19/2016	$	18,900	(11)	(5)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.660%	01/19/2016		18,900	(19)	(10)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.950%	07/13/2015		15,700	(53)	(19)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017		12,600	(420)	(420)
	Call - OTC 5-Year Interest Rate Swap (Effective 09/16/2020)	3-Month USD-LIBOR	Receive	2.910%	09/14/2015		11,600	(45)	(37)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.365%	08/11/2015		3,000	(49)	(3)

								$(844)	$(652)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC Brent Crude February Futures †	$	58.000	12/30/2015	$1	$(1)	$(1)
	Put - OTC Brent Crude January Futures †		58.000	11/27/2015	0	(1)	(1)
	Put - OTC Brent Crude October Futures †		58.000	10/29/2015	0	(1)	(1)
	Put - OTC Gold 100 oz. October Futures †		120.000	09/14/2015	0	(1)	(1)

GST	Put - OTC Brent Crude December Futures †		54.000	11/10/2015	2	(7)	(3)
	Put - OTC Brent Crude December Futures †		55.000	11/10/2015	2	(9)	(3)
	Put - OTC Gold 100 oz. August Futures †		65.000	07/13/2015	0	(4)	(7)
	Put - OTC Lean Hogs December Futures †		56.000	12/14/2015	200	(4)	(3)

MAC	Put - OTC Brent Crude February Futures †		58.000	12/30/2015	1	(2)	(3)
	Put - OTC Brent Crude February Futures †		59.000	12/30/2015	1	(2)	(3)
	Put - OTC Brent Crude January Futures †		58.000	11/27/2015	1	(2)	(2)
	Put - OTC Brent Crude January Futures †		59.000	11/27/2015	1	(2)	(3)
	Put - OTC Brent Crude October Futures †		58.000	10/29/2015	1	(2)	(2)
	Put - OTC Brent Crude October Futures †		59.000	10/29/2015	1	(2)	(2)
	Put - OTC Lean Hogs December Futures †		60.000	12/14/2015	280	(4)	(7)

						$(44)	$(42)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GST	Call - OTC SPGCENP Index †	0.734	08/11/2015	$ 210,000	$(9)	$0
	Call - OTC SPGCICP Index †	0.360	07/09/2015	130,000	(5)	0
	Call - OTC SPGCICP Index †	0.407	08/11/2015	260,000	(10)	0
	Call - OTC SPGCNGP Index †	1.103	08/06/2015	1,400	(3)	0

					$(27)	$0

Total Written Options					$(1,414)	$(1,265)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	202	$1,485,680	EUR	12,100	GBP	0	$(1,765)
Sales	646	747,763		86,232		5,000	(2,042)
Closing Buys	(90)	(43,464)		(9,400)		0	1,207
Expirations	(446)	(1,442,360)		(28,286)		0	890
Exercised	(98)	(1,320)		(28,634)		0	180

Balance at End of Period	214	$746,299	EUR	32,012	GBP	5,000	$(1,530)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Pay	LLSBRT 2H15 †	$2.750	12/31/2015	684	$0	$0	$0	$0
	Receive	LLSBRT CAL15 †	8.150	12/31/2015	6,000	0	36	36	0

BPS	Receive	EUROBOBCO 2Q3Q16 †	9.000	09/30/2016	12,000	0	3	3	0
	Receive	EURTOP 1Q16 †	2.070	03/31/2016	14,100	0	2	2	0
	Receive	EURTOP 4Q15 †	2.070	12/31/2015	14,100	0	4	4	0
	Pay	GOLDLNPM Index †	1,224.700	11/18/2015	200	0	10	10	0
	Pay	LLSBRT 2H15 †	2.550	12/31/2015	1,074	0	0	0	0
	Receive	PLTMLNPM Index †	1,177.500	11/18/2015	200	0	(20)	0	(20)

CBK	Pay	LLSBRT 2H15 †	2.500	12/31/2015	534	0	0	0	0

GST	Receive	EURTOP 1Q16 †	1.940	03/31/2016	3,000	0	1	1	0
	Receive	EURTOP 1Q16 †	2.040	03/31/2016	3,000	0	0	0	0
	Receive	EURTOP 1Q16 †	2.150	03/31/2016	900	0	0	0	0
	Receive	EURTOP 4Q15 †	1.940	12/31/2015	3,000	0	1	1	0
	Receive	EURTOP 4Q15 †	2.040	12/31/2015	3,000	0	1	1	0
	Receive	EURTOP 4Q15 †	2.150	12/31/2015	900	0	0	0	0
	Pay	LLSBRT 2H15 †	3.000	12/31/2015	990	0	(1)	0	(1)
	Pay	LLSBRT 2H15 †	2.400	12/31/2015	642	0	0	0	0

JPM	Receive	EUROBOBCO 2Q3Q16 †	8.950	09/30/2016	3,000	0	1	1	0
	Pay	LLSBRT 2H15 †	2.300	12/31/2015	1,506	0	0	0	0

MAC	Receive	CUAC 1Q16 †	25.750	03/31/2016	69,000	0	5	5	0
	Receive	CUAC 1Q16 †	28.000	03/31/2016	117,000	0	6	6	0
	Receive	CUAC 1Q16 †	29.000	03/31/2016	117,000	0	5	5	0
	Receive	CUAC 4Q15 †	41.500	12/31/2015	243,000	0	(8)	0	(8)

MYC	Pay	LLSBRT CAL15 †	3.300	12/31/2015	570	0	(1)	0	(1)

						$0	$45	$75	$(30)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	Cardinal Health, Inc.	(0.590)%	06/20/2017	0.079%	$400	$0	$(4)	$0	$(4)

GST	RPM International, Inc.	(1.500)%	03/20/2018	0.400%	1,000	0	(30)	0	(30)

						$0	$(34)	$0	$(34)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	Italy Government International Bond	1.000%	03/20/2019	1.096%	$ 4,300	$(74)	$60	$0	$(14)

GST	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	3.394%	600	(41)	31	0	(10)
	Sberbank of Russia Via SB Capital S.A.	1.000%	03/20/2016	3.941%	100	(6)	4	0	(2)

JPM	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	3.394%	400	(29)	22	0	(7)

						$(150)	$117	$0	$(33)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.430%	06/15/2030	GBP	600	$0	$7	$7	$0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		1,900	(4)	67	63	0
	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	1,500	(2)	2	0	0

BPS	Pay	1-Month GBP-UKRPI	3.400%	06/15/2030	GBP	800	4	(2)	2	0
	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	5,500	3	(3)	0	0
	Pay	3-Month USD-CPURNSA Index	1.560%	11/05/2016	$	1,400	0	(23)	0	(23)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016		1,700	0	(40)	0	(40)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017		8,700	20	(478)	0	(458)

BRC	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	9,900	(1)	0	0	(1)

CBK	Pay	1-Month GBP-UKRPI	3.190%	04/15/2030	GBP	1,500	0	(62)	0	(62)
	Pay	1-Month GBP-UKRPI	3.350%	05/15/2030		1,400	0	(5)	0	(5)
	Pay	1-Month GBP-UKRPI	3.430%	06/15/2030		700	0	8	8	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		300	(10)	20	10	0

DUB	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	17,100	(8)	7	0	(1)
	Receive	3-Month USD-CPURNSA Index	1.728%	12/19/2015	$	5,100	0	(88)	0	(88)
	Receive	3-Month USD-CPURNSA Index	0.070%	12/22/2015		2,300	0	1	1	0
	Pay	3-Month USD-CPURNSA Index	1.485%	11/19/2016		28,300	0	(419)	0	(419)
	Pay	3-Month USD-CPURNSA Index	1.480%	11/20/2016		4,500	0	(66)	0	(66)
	Pay	3-Month USD-CPURNSA Index	1.473%	11/21/2016		3,800	0	(55)	0	(55)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016		1,200	0	(28)	0	(28)
	Receive	3-Month USD-CPURNSA Index	1.845%	11/29/2016		4,700	0	(114)	0	(114)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022		1,200	10	(113)	0	(103)
	Receive	3-Month USD-CPURNSA Index	2.560%	05/08/2023		13,100	0	(1,125)	0	(1,125)

FBF	Pay	1-Month GBP-UKRPI	3.353%	05/15/2030	GBP	300	0	(1)	0	(1)
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		800	(7)	34	27	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		100	0	6	6	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		100	0	(1)	0	(1)

GLM	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030		2,360	0	(92)	0	(92)
	Pay	1-Month GBP-UKRPI	3.400%	06/15/2030		500	2	0	2	0
	Pay	1-Month GBP-UKRPI	3.358%	04/15/2035		300	0	(13)	0	(13)
	Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017	$	2,900	0	(147)	0	(147)

HUS	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	10,400	(11)	10	0	(1)
	Pay	1-Year BRL-CDI	13.220%	01/02/2018		12,700	0	5	5	0

JPM	Pay	1-Month GBP-UKRPI	3.400%	06/15/2030	GBP	100	0	0	0	0
	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044		300	2	11	13	0
	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	13,700	(18)	17	0	(1)

MYC	Pay	1-Month GBP-UKRPI	3.320%	05/15/2030	GBP	1,200	0	(14)	0	(14)
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		200	2	5	7	0
	Pay	3-Month USD-CPURNSA Index	1.533%	11/07/2016	$	13,500	1	(218)	0	(217)

							$(17)	$(2,907)	$151	$(3,075)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	BCOMTR Index †	247,988	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	$	50,086	$1,206	$1,206	$0

BPS	Receive	BCOMF1T Index †	15,078	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		5,800	142	142	0
	Receive	BCOMTR Index †	49,653	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		10,028	242	242	0

CBK	Receive	BCOMF1T Index †	105	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		40	1	1	0
	Receive	BCOMTR Index †	147,776	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		29,846	0	0	0
	Receive	BCOMTR2 Index †	48,060	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		10,674	254	254	0

FBF	Receive	BCOMTR Index †	128,716	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		25,997	626	626	0

GLM	Receive	BCOMF1T Index †	4,677	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		1,799	44	44	0
	Receive	BCOMTR Index †	50,777	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		10,255	266	266	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	BCOMTR11A Index †	140,382	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	$	37,497	$903	$903	$0

JPM	Receive	BCOMCO1 Index †	7,525	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		2,645	(15)	0	(15)
	Pay	BCOMCOT Index †	3,576	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		2,659	21	21	0
	Receive	BCOMF1T Index †	672	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		258	6	6	0
	Receive	BCOMTR Index †	111,667	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		22,553	543	543	0
	Receive	JMABFNJ1 Index †	201,476	0.350%	08/17/2015		20,532	(585)	0	(585)
	Receive	JMABNICP Index †	15,262	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		7,987	168	168	0

MAC	Receive	BCOMTR Index †	51,425	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		10,386	0	0	0
	Receive	BCOMTR1 Index †	113,048	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		12,595	303	303	0
	Receive	BCOMTR2 Index †	64,987	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		7,036	168	168	0
	Receive	BCOMXGRT Index †	136,584	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		10,435	200	200	0

MYC	Receive	BCOMTR Index †	241,799	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		48,836	1,176	1,176	0
	Receive	BCOMTR1 Index †	234,163	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		51,875	1,249	1,249	0
	Receive	BCOMTR2 Index †	412,422	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015		90,996	2,168	2,168	0

								$9,086	$9,686	$(600)

(6)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	GOLDLNPM Index †(7)	3.098%	08/03/2015	$	284	$0	$4	$4	$0
	Receive	SLVRLND Index †(7)	6.452%	08/03/2015		197	0	(2)	0	(2)

DUB	Pay	SPGCCLP Index †(7)	6.376%	11/17/2015		150	0	(17)	0	(17)
	Receive	WTI Crude December Futures †(7)	4.203%	11/17/2015		180	0	15	15	0

GST	Pay	GOLDLNPM Index †(7)	6.126%	11/25/2015		170	0	7	7	0
	Pay	GOLDLNPM Index †(7)	7.784%	03/24/2020		358	0	1	1	0
	Pay	GOLDLNPM Index †(7)	7.840%	04/06/2020		178	0	1	1	0
	Pay	GOLDLNPM Index †(7)	7.840%	04/09/2020		179	0	1	1	0
	Pay	GOLDLNPM Index †(7)	7.896%	04/14/2020		178	0	1	1	0
	Pay	GOLDLNPM Index †(7)	7.981%	04/22/2020		1,416	0	6	6	0
	Pay	GOLDLNPM Index †(7)	8.585%	04/27/2020		1,024	0	10	10	0
	Pay	GOLDLNPM Index †(7)	8.703%	04/28/2020		339	0	4	4	0
	Pay	Natural Gas August Futures †(7)	17.724%	07/28/2015		80	0	0	0	0
	Receive	SLVRLND Index †(7)	10.890%	11/25/2015		130	0	(5)	0	(5)

JPM	Pay	GOLDLNPM Index †(7)	10.890%	04/29/2020		303	0	9	9	0
	Pay	GOLDLNPM Index †(7)	11.156%	05/07/2020		599	0	20	20	0

MYC	Pay	GOLDLNPM Index †(7)	3.276%	09/18/2015		276	0	3	3	0
	Pay	GOLDLNPM Index †(7)	5.406%	04/21/2016		910	0	24	24	0
	Pay	Natural Gas August Futures †(7)	18.063%	07/28/2015		118	0	1	1	0
	Receive	SLVRLND Index †(7)	5.382%	09/18/2015		215	0	2	2	0
	Receive	SLVRLND Index †(7)	9.151%	04/21/2016		700	0	(10)	0	(10)

							$0	$75	$109	$(34)

Total Swap Agreements							$(167)	$6,382	$10,021	$(3,806)

(7)	Variance Swap

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(j)	Securities with an aggregate market value of $3,870 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (8)
PIMCO CommodityRealReturn® Strategy Portfolio
BOA	$0	$0	$70	$70	$(32)	$0	$(14)	$(46)	$24	$0	$24
BPS	126	0	2	128	(44)	(55)	(521)	(620)	(492)	654	162
BRC	0	0	0	0	(30)	(13)	(1)	(44)	(44)	0	(44)
CBK	13	13	18	44	(501)	(14)	(67)	(582)	(538)	838	300
DUB	354	0	1	355	(8)	(352)	(2,003)	(2,363)	(2,008)	1,717	(291)
FAR	0	156	0	156	0	0	0	0	156	0	156
FBF	47	0	33	80	0	(59)	(2)	(61)	19	83	102
GLM	155	0	2	157	(2)	(108)	(252)	(362)	(205)	264	59
GST	0	0	0	0	0	(36)	(42)	(78)	(78)	0	(78)
HUS	11	0	5	16	0	0	(1)	(1)	15	0	15
JPM	146	0	13	159	(49)	(92)	(8)	(149)	10	0	10
MYC	0	616	7	623	0	(494)	(231)	(725)	(102)	143	41
NGF	30	0	0	30	0	0	0	0	30	0	30
SCX	169	0	0	169	(106)	0	0	(106)	63	0	63
TOR	3	0	0	3	(4)	0	0	(4)	(1)	0	(1)
UAG	35	0	0	35	(42)	0	0	(42)	(7)	0	(7)

PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
BOA	0	0	1,242	1,242	0	0	0	0	1,242	(270)	972
BPS	0	2	407	409	0	(4)	(22)	(26)	383	0	383
CBK	0	0	255	255	0	0	0	0	255	(260)	(5)
DUB	0	0	15	15	0	0	(17)	(17)	(2)	0	(2)
FBF	0	0	626	626	0	0	0	0	626	0	626
GLM	0	0	1,213	1,213	0	0	0	0	1,213	(310)	903
GST	0	6	34	40	0	(16)	(6)	(22)	18	0	18
JPM	0	0	768	768	0	0	(600)	(600)	168	0	168
MAC	0	1	687	688	0	(22)	(8)	(30)	658	(260)	398
MYC	0	0	4,623	4,623	0	0	(11)	(11)	4,612	(880)	3,732
SOG	0	7	0	7	0	0	0	0	7	0	7
UAG	19	0	0	19	0	0	0	0	19	0	19

Total Over the Counter	$1,108	$801	$10,021	$11,930	$(818)	$(1,265)	$(3,806)	$(5,889)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$72	$0	$0	$0	$12	$84
Futures	556	0	0	0	65	621
Swap Agreements	0	3	0	0	194	197

	$628	$3	$0	$0	$271	$902

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,108	$0	$1,108
Purchased Options	16	0	0	0	785	801
Swap Agreements	9,870	0	0	0	151	10,021

	$9,886	$0	$0	$1,108	$936	$11,930

	$10,514	$3	$0	$1,108	$1,207	$12,832

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	27

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$87	$0	$0	$0	$35	$122
Futures	683	0	0	0	123	806
Swap Agreements	0	34	0	0	437	471

	$770	$34	$0	$0	$595	$1,399

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$818	$0	$818
Written Options	42	62	0	386	775	1,265
Swap Agreements	664	67	0	0	3,075	3,806

	$706	$129	$0	$1,204	$3,850	$5,889

	$1,476	$163	$0	$1,204	$4,445	$7,288

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(36)	$0	$0	$0	$(3)	$(39)
Written Options	312	0	0	0	44	356
Futures	1,339	0	(6)	0	(1,016)	317
Swap Agreements	0	(18)	0	0	(5,059)	(5,077)

	$1,615	$(18)	$(6)	$0	$(6,034)	$(4,443)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,973	$0	$7,973
Purchased Options	(517)	0	0	0	(226)	(743)
Written Options	596	28	0	128	34	786
Swap Agreements	(37,583)	(37)	0	14	354	(37,252)

	$(37,504)	$(9)	$0	$8,115	$162	$(29,236)

	$(35,889)	$(27)	$(6)	$8,115	$(5,872)	$(33,679)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(47)	$0	$0	$0	$2	$(45)
Written Options	(118)	0	0	0	7	(111)
Futures	(1,329)	0	4	0	(121)	(1,446)
Swap Agreements	0	(50)	0	0	5,349	5,299

	$(1,494)	$(50)	$4	$0	$5,237	$3,697

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,549)	$0	$(1,549)
Purchased Options	492	0	0	0	318	810
Written Options	(510)	(41)	0	(40)	100	(491)
Swap Agreements	31,353	(0)	0	0	(202)	31,151

	$31,335	$(41)	$0	$(1,589)	$216	$29,921

	$29,841	$(91)	$4	$(1,589)	$5,453	$33,618

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$30,404	$0	$30,404
Industrials	0	1,675	0	1,675
Utilities	0	5,852	0	5,852
U.S. Government Agencies	0	15,128	0	15,128
U.S. Treasury Obligations	0	420,066	0	420,066
Mortgage-Backed Securities	0	23,037	0	23,037
Asset-Backed Securities	0	15,980	2,915	18,895
Sovereign Issues	0	60,367	0	60,367
Short-Term Instruments
Certificates of Deposit	0	8,238	0	8,238
Repurchase Agreements	0	17,447	0	17,447
Short-Term Notes	0	3,200	0	3,200
U.S. Treasury Bills	0	12,241	0	12,241
	$0	$613,635	$2,915	$616,550

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$80,175	$0	$0	$80,175

Total Investments	$80,175	$613,635	$2,915	$696,725

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(13,842)	$0	$(13,842)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	698	201	0	899
Over the counter	0	11,921	9	11,930
	$698	$12,122	$9	$12,829

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(893)	(506)	0	(1,399)
Over the counter	(23)	(5,840)	(26)	(5,889)
	$(916)	$(6,346)	$(26)	$(7,288)

Totals	$79,957	$605,569	$2,898	$688,424

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements

1. ORGANIZATION

The PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Class M of the Portfolio. Certain detailed financial information for the Institutional Class, Administrative Class, and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income(loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Consolidated Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Consolidated Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets.

Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Consolidated Statement of Cash Flows. The Consolidated Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Consolidated Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises The Portfolio may invest in securities of U.S. Government agencies or

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional

(i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$16	$0	$(16)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

Investments in PIMCO Short-Term Floating NAV III Portfolio

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$1,533	$253,729	$(175,100)	$20	$(7)	$80,175	$28	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price

SEMIANNUAL REPORT	JUNE 30, 2015	37

Notes to Financial Statements (Cont.)

on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

SEMIANNUAL REPORT	JUNE 30, 2015	39

Notes to Financial Statements (Cont.)

Commodity Forward Swap Agreements  The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying reference commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying reference commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized

SEMIANNUAL REPORT	JUNE 30, 2015	41

Notes to Financial Statements (Cont.)

price variance, the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared

SEMIANNUAL REPORT	JUNE 30, 2015	43

Notes to Financial Statements (Cont.)

Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION

PIMCO Cayman Commodity Portfolio I, Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of June 30, 2015 of the Commodity Subsidiary to the Portfolio (amounts in thousands).

Date of Incorporation	07/21/2006
Subscription Agreement	08/01/2006
Consolidated Portfolio Net Assets	$443,514
Subsidiary % of Consolidated Portfolio Net Assets	20.0%
Subsidiary Financial Statement Information
Total assets	$92,852
Total liabilities	4,327
Net assets	$88,525
Total income	(130)
Net investment income (loss)	(391)
Net realized gain (loss)	(35,989)
Net change in unrealized appreciation (depreciation)	30,379
Increase (decrease) in net assets resulting from operations	$(6,001)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15%

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries, administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver by PIMCO. For the period ended June 30, 2015, the amount was $241,787.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$5,641	$14,297

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to

SEMIANNUAL REPORT	JUNE 30, 2015	45

Notes to Financial Statements (Cont.)

the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$383,968	$393,523	$48,625	$40,696

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	269	$1,253	474	$3,000
Administrative Class	8,161	37,881	15,933	94,644
Advisor Class	3,774	17,736	5,842	35,813
Class M	45	210	5	26
Issued as reinvestment of distributions
Institutional Class	28	124	2	12
Administrative Class	2,874	12,616	276	1,628
Advisor Class	1,184	5,255	68	400
Class M	1	4	0	0
Cost of shares redeemed
Institutional Class	(77)	(353)	(225)	(1,382)
Administrative Class	(7,081)	(32,837)	(35,451)	(209,253)
Advisor Class	(1,558)	(7,323)	(3,705)	(22,789)
Class M	(8)	(34)	0	0
Net increase (decrease) resulting from Portfolio share transactions	7,612	$34,532	(16,781)	$(97,901)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 29% of the Portfolio. One shareholder is a related party and comprises 19% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$708,952	$4,141	$(16,368)	$(12,227)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	47

Notes to Financial Statements (Cont.)

June 30, 2015 (Unaudited)

16. SUBSEQUENT EVENTS

At a meeting held on May 11-12, 2015, the Board of the Trust approved a reverse share split for each class of the Portfolio, pursuant to which shareholders will receive:

■	One share in exchange for every two shares of the PVIT PIMCO CommodityRealReturn® Strategy Portfolio they currently own.

The reverse share splits were effective August 7, 2015. While the reverse share splits reduced the number of outstanding shares of each class of each Portfolio, they proportionately increased the NAV per share of each class of each Portfolio such that the aggregate market value of each Portfolio’s shares remained the same. The reverse share splits applied the same ratio to each class of shares of a Portfolio, with each Portfolio effecting its reverse share split at its own ratio, that resulted in a NAV per share closer to $10.00. The reverse share splits do not alter the rights or total value of a shareholder’s investment in a Portfolio, nor are they a taxable event for Portfolio investors.

48	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	SAL	Citigroup Global Markets, Inc.
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MAC	Macquarie Bank Limited	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	TOR	Toronto Dominion Bank
FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar
BRL	Brazilian Real	INR	Indian Rupee	PLN	Polish Zloty
CAD	Canadian Dollar	JPY	Japanese Yen	USD (or $)	United States Dollar
COP	Colombian Peso	KRW	South Korean Won	ZAR	South African Rand
EUR	Euro	MXN	Mexican Peso

Exchange Abbreviations:
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange	OTC	Over the Counter
CME	Chicago Mercantile Exchange

Index/Spread Abbreviations:
BCOMCO1	Bloomberg Brent Crude Sub-Index 1-Month Forward	CUAC	Corn-Ethanol Spread Calendar Swap	SLVRLND	London Silver Market Fixing Ltd.
BCOMCOT	Bloomberg Brent Crude TR	EUROBOBCO	Eurobob Gasoline vs Brent Margin	SPGCCLP	S&P Goldman Sachs Commodity Crude Oil Index
BCOMF1T	Bloomberg Commodity Index 1-Month Forward Total Return	EURTOP	Researching Definition	SPGCENP	S&P GSCI Energy Official Close Index ER
BCOMTR	Bloomberg Commodity Index Total Return	GOLDLNPM	London Gold Market Fixing Ltd. PM	SPGCICP	S&P Goldman Sachs Commodity Copper Excess Return Index
BCOMXGRT	Bloomberg Commodity Ex-Grains Total Return Index	JMABFNJ1	J.P. Morgan FNJ 1 Index	SPGCNGP	S&P Goldman Sachs Commodity Natural Gas Index
CDX.HY	Credit Derivatives Index - High Yield	JMABNICP	JPMorgan Nic P Custom Index	UKRPI	United Kingdom Retail Price Index
CDX.IG	Credit Derivatives Index - Investment Grade	LLSBRT	LLS-Brent Spread Calendar Swap	ULSD	Ultra-Low Sulfur Diesel
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	PLTMLNPM	London Platinum & Palladium Market PM Fix

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	oz.	Ounce	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit	YOY	Year-Over-Year
NCUA	National Credit Union Administration

SEMIANNUAL REPORT	JUNE 30, 2015	49

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

50	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT10SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Emerging Markets Bond Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in

4	PIMCO VARIABLE INSURANCE TRUST

the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

SEMIANNUAL REPORT	JUNE 30, 2015	5

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

Mexico	13.5%
Brazil	13.4%
Indonesia	8.7%
Luxembourg	6.2%
Short-Term Instruments‡	4.5%
Other	53.7%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	10 Years	Class Inception (09/30/2002)
PIMCO Emerging Markets Bond Portfolio Administrative Class	2.40%	-4.13%	5.15%	6.34%	9.92%
JPMorgan Emerging Markets Bond Index (EMBI) Global±	1.76%	-1.57%	6.52%	7.34%	9.99%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.00% for Administrative Class shares.

± JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$1,024.00	$1,019.73
Expenses Paid During Period†	$4.99	$4.98
Net Annualized Expense Ratio	1.00%	1.00%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities, and may be denominated in non-U.S. currencies and the U.S. dollar.

Portfolio Insights

»

A tactical overweight to Russian external quasi-sovereign and corporate debt contributed positively to performance as Russian corporate debt outperformed the JPMorgan Emerging Markets Bond Index (EMBI) Global, the Portfolio’s benchmark index, over the reporting period.

»

A tactical overweight to Colombian external quasi-sovereign and corporate debt contributed positively to performance as Colombian corporate debt outperformed the Portfolio’s benchmark index over the reporting period.

»	An underweight to Argentine external sovereign debt detracted from performance as Argentinian sovereign debt outperformed the Portfolio’s benchmark index over the reporting period.

»	An underweight to Venezuela external sovereign debt detracted from performance as Venezuelan sovereign debt outperformed the Portfolio’s benchmark index over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Emerging Markets Bond Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013		12/31/2012	12/31/2011	12/31/2010

Administrative Class
Net asset value beginning of year or period	$12.69	$13.44	$15.32		$13.65	$13.54	$12.68
Net investment income (a)	0.31	0.66	0.67		0.66	0.65	0.60
Net realized/unrealized gain (loss)	(0.01)	(0.43)	(1.72)		1.73	0.19	0.91
Total from Investment Operations	0.30	0.23	(1.05)		2.39	0.84	1.51
Dividends from net investment income	(0.32)	(0.72)	(0.71)		(0.72)	(0.73)	(0.65)
Distributions from net realized capital gains	0.00	(0.26)	(0.12)		0.00	0.00	0.00
Total distributions	(0.32)	(0.98)	(0.83)		(0.72)	(0.73)	(0.65)
Net asset value end of year or period	$12.67	$12.69	$13.44		$15.32	$13.65	$13.54
Total return	2.40%	1.51%	(6.95	) %	17.87%	6.32%	12.15%
Net assets end of year or period (000s)	$240,750	$238,653	$271,266		$337,210	$287,309	$295,917
Ratio of expenses to average net assets	1.00%*	1.00%	1.00%		1.00%	1.00%	1.00%
Ratio of expenses to average net assets excluding interest expense	1.00%*	1.00%	1.00%		1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	4.84%*	4.83%	4.67%		4.51%	4.79%	4.47%
Portfolio turnover rate	14%	29%	24%		20%	15%	197%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	7

Statement of Assets and Liabilities PIMCO Emerging Markets Bond Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$274,572
Investments in Affiliates	10,847
Financial Derivative Instruments
Exchange-traded or centrally cleared	60
Over the counter	1,334
Deposits with counterparty	2,148
Foreign currency, at value	84
Receivable for investments sold	415
Receivable for Portfolio shares sold	58
Interest receivable	4,617
Dividends receivable from Affiliates	6
Total Assets	294,141

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$482
Financial Derivative Instruments
Exchange-traded or centrally cleared	7
Over the counter	2,912
Payable for investments purchased	190
Payable for investments in Affiliates purchased	6
Deposits from counterparty	1,410
Payable for Portfolio shares redeemed	311
Overdraft due to custodian	8
Accrued investment advisory fees	109
Accrued supervisory and administrative fees	97
Accrued distribution fees	8
Accrued servicing fees	30
Other liabilities	2
Total Liabilities	5,572

Net Assets	$288,569

Net Assets Consist of:
Paid in capital	$297,267
Undistributed net investment income	7,014
Accumulated undistributed net realized (loss)	(1,549)
Net unrealized (depreciation)	(14,163)
$288,569

Net Assets:
Institutional Class	$10,382
Administrative Class	240,750
Advisor Class	37,140
Class M	297

Shares Issued and Outstanding:
Institutional Class	819
Administrative Class	18,997
Advisor Class	2,931
Class M	23

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.67
Administrative Class	12.67
Advisor Class	12.67
Class M	12.67

Cost of Investments in Securities	$288,410
Cost of Investments in Affiliates	$10,848
Cost of Foreign Currency Held	$85
Cost or Premiums of Financial Derivative Instruments, net	$(1,182)

* Includes repurchase agreements of:	$114

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Emerging Markets Bond Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$8,334
Dividends from Investments in Affiliates	34
Total Income	8,368

Expenses:
Investment advisory fees	644
Supervisory and administrative fees	573
Servicing fees - Administrative Class	180
Distribution and/or servicing fees - Advisor Class	47
Trustee fees	2
Interest expense	1
Total Expenses	1,447

Net Investment Income	6,921

Net Realized Gain (Loss):
Investments in securities	(3,954)
Investments in Affiliates	(36)
Exchange-traded or centrally cleared financial derivative instruments	(176)
Over the counter financial derivative instruments	1,543
Foreign currency	(22)

Net Realized (Loss)	(2,645)

Net Change in Unrealized Appreciation:
Investments in securities	2,082
Investments in Affiliates	48
Exchange-traded or centrally cleared financial derivative instruments	268
Over the counter financial derivative instruments	72
Foreign currency assets and liabilities	27

Net Change in Unrealized Appreciation	2,497

Net Increase in Net Assets Resulting from Operations	$6,773

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statements of Changes in Net Assets PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$6,921	$14,710
Net realized gain (loss)	(2,645)	3,559
Net change in unrealized appreciation (depreciation)	2,497	(13,272)

Net Increase in Net Assets Resulting from Operations	6,773	4,997

Distributions to Shareholders:
From net investment income
Institutional Class	(215)	(154)
Administrative Class	(6,182)	(13,901)
Advisor Class	(946)	(1,951)
Class M	(3)	0
From net realized capital gains
Institutional Class	0	(114)
Administrative Class	0	(4,760)
Advisor Class	0	(776)
Class M	0	0

Total Distributions	(7,346)	(21,656)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	5,525	(2,630)

Total Increase (Decrease) in Net Assets	4,952	(19,289)

Net Assets:
Beginning of period	283,617	302,906
End of period*	$288,569	$283,617

* Including undistributed net investment income of:	$7,014	$7,439

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Portfolio

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.1%

AZERBAIJAN 0.3%

SOVEREIGN ISSUES 0.3%
Republic of Azerbaijan International Bond
4.750% due 03/18/2024		$800	$819

Total Azerbaijan (Cost $786)			819

BERMUDA 0.2%

CORPORATE BONDS & NOTES 0.2%
Ooredoo International Finance Ltd.
4.500% due 01/31/2043		$500	495

Total Bermuda (Cost $489)			495

BRAZIL 13.2%

CORPORATE BONDS & NOTES 9.7%
Banco BTG Pactual S.A.
4.000% due 01/16/2020		$300	283
Banco do Brasil S.A.
3.875% due 10/10/2022		2,780	2,530
6.000% due 01/22/2020		2,620	2,810
Banco do Nordeste do Brasil S.A.
4.375% due 05/03/2019		450	454
Banco Santander Brasil S.A.
4.625% due 02/13/2017		1,400	1,445
BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros
5.500% due 07/16/2020		500	533
Brazil Minas SPE Via State of Minas Gerais
5.333% due 02/15/2028		1,500	1,425
BRF S.A.
3.950% due 05/22/2023		1,500	1,427
Caixa Economica Federal
4.500% due 10/03/2018		500	504
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		1,500	1,533
CSN Islands Corp.
6.875% due 09/21/2019		200	179
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		400	392
Petrobras Global Finance BV
2.643% due 03/17/2017		1,200	1,178
3.250% due 03/17/2017		700	690
5.750% due 01/20/2020		9,750	9,685
6.850% due 06/05/2115		1,000	829
7.875% due 03/15/2019		1,600	1,703
Samarco Mineracao S.A.
5.750% due 10/24/2023		400	398

			27,998

SOVEREIGN ISSUES 3.5%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		600	606
6.369% due 06/16/2018		840	903
6.500% due 06/10/2019		830	899
Brazil Government International Bond
5.000% due 01/27/2045		2,210	1,923
5.625% due 01/07/2041		50	48
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017	BRL	38	12
10.000% due 01/01/2021		8,000	2,321
10.000% due 01/01/2025		12,300	3,425

			10,137

Total Brazil (Cost $40,647)			38,135

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 2.7%

CORPORATE BONDS & NOTES 2.7%
AES Andres Dominicana Ltd.
9.500% due 11/12/2020	$800	$848
Banco Continental S.A. Via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020	600	651
CAR, Inc.
6.125% due 02/04/2020	400	410
ENN Energy Holdings Ltd.
6.000% due 05/13/2021	400	443
Interoceanica Finance Ltd.
0.000% due 11/30/2018 (c)	79	74
0.000% due 11/30/2025 (c)	381	284
0.000% due 05/15/2030 (c)	800	464
Lamar Funding Ltd.
3.958% due 05/07/2025	1,100	1,072
Lima Metro Line 2 Finance Ltd.
5.875% due 07/05/2034	1,000	1,024
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022	765	593
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023	1,517	1,046
6.750% due 10/01/2023	1,287	926
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018 (c)	81	77

Total Cayman Islands (Cost $8,601)		7,912

CHILE 2.9%

CORPORATE BONDS & NOTES 2.9%
Banco del Estado de Chile
4.125% due 10/07/2020	$700	743
Banco Santander Chile
3.875% due 09/20/2022	500	506
Celulosa Arauco y Constitucion S.A.
4.500% due 08/01/2024	300	305
5.000% due 01/21/2021	1,000	1,063
Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042	400	353
4.875% due 11/04/2044	600	574
Corpbanca S.A.
3.875% due 09/22/2019	600	610
E.CL S.A.
5.625% due 01/15/2021	800	872
Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024	1,500	1,516
GNL Quintero S.A.
4.634% due 07/31/2029	800	803
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	1,000	991

		8,336

SOVEREIGN ISSUES 0.0%
Chile Government International Bond
3.625% due 10/30/2042	150	135

Total Chile (Cost $8,346)		8,471

CHINA 1.0%

CORPORATE BONDS & NOTES 1.0%
CCCI Treasure Ltd.
3.500% due 04/21/2020 (d)	$800	795
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023	600	631

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sinopec Group Overseas Development Ltd.
4.375% due 04/10/2024		$700	$735
4.875% due 05/17/2042		500	515
Three Gorges Finance Cayman Islands Ltd.
3.700% due 06/10/2025		300	302

Total China (Cost $2,892)			2,978

COLOMBIA 2.9%

CORPORATE BONDS & NOTES 2.5%
Ecopetrol S.A.
5.875% due 09/18/2023		$2,000	2,105
5.875% due 05/28/2045		1,700	1,509
7.375% due 09/18/2043		900	946
7.625% due 07/23/2019		2,390	2,781

			7,341

SOVEREIGN ISSUES 0.4%
Colombia Government International Bond
6.125% due 01/18/2041		150	163
8.125% due 05/21/2024		300	386
10.375% due 01/28/2033		225	340
12.000% due 10/22/2015	COP	457,000	179

			1,068

Total Colombia (Cost $8,402)			8,409

COSTA RICA 0.4%

SOVEREIGN ISSUES 0.4%
Costa Rica Government International Bond
4.250% due 01/26/2023		$600	557
4.375% due 04/30/2025		200	181
5.625% due 04/30/2043		400	334

Total Costa Rica (Cost $1,200)			1,072

DOMINICAN REPUBLIC 0.4%

SOVEREIGN ISSUES 0.4%
Dominican Republic International Bond
5.500% due 01/27/2025		$700	705
6.850% due 01/27/2045		400	410

Total Dominican Republic (Cost $1,127)			1,115

ECUADOR 0.1%

SOVEREIGN ISSUES 0.1%
Ecuador Government International Bond
10.500% due 03/24/2020		$300	302

Total Ecuador (Cost $323)			302

EL SALVADOR 2.1%

SOVEREIGN ISSUES 2.1%
El Salvador Government International Bond
5.875% due 01/30/2025		$3,300	3,180
6.375% due 01/18/2027		400	389
7.625% due 02/01/2041		560	559
7.650% due 06/15/2035		2,045	2,066

Total El Salvador (Cost $6,629)			6,194

ETHIOPIA 0.1%

SOVEREIGN ISSUES 0.1%
Federal Democratic Republic of Ethiopia
6.625% due 12/11/2024		$200	198

Total Ethiopia (Cost $200)			198

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GABON 0.1%

SOVEREIGN ISSUES 0.1%
Gabonese Republic
6.375% due 12/12/2024	$402	$393

Total Gabon (Cost $403)		393

GHANA 0.2%

SOVEREIGN ISSUES 0.2%
Republic of Ghana
8.125% due 01/18/2026 (f)	$500	456

Total Ghana (Cost $496)		456

GUATEMALA 0.5%

SOVEREIGN ISSUES 0.5%
Guatemala Government International Bond
4.875% due 02/13/2028	$410	403
5.750% due 06/06/2022	1,060	1,145

Total Guatemala (Cost $1,500)		1,548

HONG KONG 1.0%

CORPORATE BONDS & NOTES 1.0%
CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020	$600	592
CNOOC Finance Ltd.
3.875% due 05/02/2022	700	710
CNOOC Finance USA LLC
3.500% due 05/05/2025	200	193
CNOOC Nexen Finance ULC
4.250% due 04/30/2024	700	715
Nexen Energy ULC
6.400% due 05/15/2037	50	60
7.500% due 07/30/2039	450	600

Total Hong Kong (Cost $2,817)		2,870

HUNGARY 0.2%

CORPORATE BONDS & NOTES 0.2%
MFB Magyar Fejlesztesi Bank Zrt
6.250% due 10/21/2020	$500	560

SOVEREIGN ISSUES 0.0%
Hungary Government International Bond
5.375% due 02/21/2023	100	109

Total Hungary (Cost $597)		669

INDIA 0.4%

CORPORATE BONDS & NOTES 0.4%
ICICI Bank Ltd.
4.750% due 11/25/2016	$500	520
ONGC Videsh Ltd.
2.500% due 05/07/2018	200	200
3.750% due 05/07/2023	200	194
State Bank of India
4.500% due 07/27/2015	200	200

Total India (Cost $1,074)		1,114

INDONESIA 8.6%

CORPORATE BONDS & NOTES 4.4%
Majapahit Holding BV
7.250% due 06/28/2017	$700	763
7.750% due 01/20/2020	1,540	1,784

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.875% due 06/29/2037		$700	$811
Pelabuhan Indonesia PT
4.250% due 05/05/2025		400	377
4.875% due 10/01/2024		500	499
5.375% due 05/05/2045		200	176
Pertamina Persero PT
4.300% due 05/20/2023		2,300	2,208
5.625% due 05/20/2043		500	446
6.000% due 05/03/2042		1,500	1,399
6.450% due 05/30/2044		4,300	4,257

			12,720

SOVEREIGN ISSUES 4.2%
Indonesia Government International Bond
2.875% due 07/08/2021	EUR	300	338
4.625% due 04/15/2043		$1,700	1,534
6.625% due 02/17/2037		900	1,022
6.750% due 01/15/2044		2,100	2,441
6.875% due 03/09/2017		3,200	3,488
7.750% due 01/17/2038		100	128
11.625% due 03/04/2019		2,500	3,281

			12,232

Total Indonesia (Cost $24,645)			24,952

IRELAND 3.1%

CORPORATE BONDS & NOTES 3.1%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		$1,100	1,208
Borets Finance Ltd.
7.625% due 09/26/2018		700	626
Metalloinvest Finance Ltd.
5.625% due 04/17/2020		800	736
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022		300	261
6.604% due 02/03/2021		1,300	1,316
OJSC Novolipetsk Steel via Steel Funding Ltd.
4.450% due 02/19/2018		1,200	1,166
Phosagro OAO Via Phosagro Bond Funding Ltd.
4.204% due 02/13/2018		400	388
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		500	508
5.450% due 11/22/2017		700	707
6.025% due 07/05/2022		2,080	1,873
6.902% due 07/09/2020		200	196

Total Ireland (Cost $9,291)			8,985

ISRAEL 1.1%

CORPORATE BONDS & NOTES 0.8%
Israel Electric Corp. Ltd.
5.000% due 11/12/2024		$2,000	2,036
7.250% due 01/15/2019		300	340

			2,376

SOVEREIGN ISSUES 0.3%
Israel Government International Bond
4.500% due 01/30/2043		800	788

Total Israel (Cost $3,084)			3,164

IVORY COAST 0.2%

SOVEREIGN ISSUES 0.2%
Ivory Coast Government International Bond
5.375% due 07/23/2024		$600	569

Total Ivory Coast (Cost $589)			569

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KAZAKHSTAN 3.9%

CORPORATE BONDS & NOTES 3.4%
Intergas Finance BV
6.375% due 05/14/2017		$300	$312
KazMunayGas National Co. JSC
4.400% due 04/30/2023		700	641
5.750% due 04/30/2043		1,000	839
6.000% due 11/07/2044		700	603
7.000% due 05/05/2020		5,200	5,611
Samruk-Energy JSC
3.750% due 12/20/2017		1,400	1,365
Zhaikmunai LLP
7.125% due 11/13/2019		300	287

			9,658

SOVEREIGN ISSUES 0.5%
Kazakhstan Government International Bond
3.875% due 10/14/2024		900	850
4.875% due 10/14/2044		800	694

			1,544

Total Kazakhstan (Cost $11,443)			11,202

LUXEMBOURG 6.1%

CORPORATE BONDS & NOTES 6.1%
ContourGlobal Power Holdings S.A.
7.125% due 06/01/2019		$200	211
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		1,800	1,539
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		2,580	2,574
6.212% due 11/22/2016		330	343
6.510% due 03/07/2022		750	755
7.288% due 08/16/2037		460	455
9.250% due 04/23/2019		2,200	2,453
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		1,920	1,892
6.299% due 05/15/2017		1,640	1,656
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		1,200	1,213
5.717% due 06/16/2021		600	577
6.125% due 02/07/2022		3,500	3,386
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017		600	627

Total Luxembourg (Cost $18,623)			17,681

MALAYSIA 0.1%

CORPORATE BONDS & NOTES 0.1%
Petronas Capital Ltd.
4.500% due 03/18/2045		$200	194

Total Malaysia (Cost $198)			194

		SHARES
MEXICO 13.3%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. (a)		5	0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 11.0%
America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	6,000	368

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banco Inbursa S.A. Institucion de Banca Multiple
4.125% due 06/06/2024		$3,000	$2,896
BBVA Bancomer S.A.
6.500% due 03/10/2021		1,250	1,356
6.750% due 09/30/2022		500	552
Cemex S.A.B. de C.V.
4.750% due 01/11/2022	EUR	200	225
6.125% due 05/05/2025		$700	692
Comision Federal de Electricidad
4.875% due 05/26/2021		900	945
4.875% due 01/15/2024		800	820
6.125% due 06/16/2045		600	609
Desarrolladora Homex S.A.B. de C.V.
9.750% due 03/25/2020 ^		125	10
Grupo Televisa S.A.B.
5.000% due 05/13/2045		200	192
Petroleos Mexicanos
4.875% due 01/24/2022		3,100	3,231
5.500% due 06/27/2044		1,940	1,795
5.750% due 03/01/2018		3,000	3,271
6.375% due 01/23/2045		500	518
6.500% due 06/02/2041		9,520	10,007
6.625% due 06/15/2038		700	742
8.000% due 05/03/2019		3,000	3,532
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		100	12

			31,773

SOVEREIGN ISSUES 2.3%
Mexico Government International Bond
4.000% due 03/15/2115	EUR	1,000	972
4.600% due 01/23/2046		$1,108	1,032
4.750% due 03/08/2044		100	96
5.550% due 01/21/2045		2,520	2,696
5.750% due 10/12/2110		700	693
6.050% due 01/11/2040		548	626
7.250% due 12/15/2016	MXN	8,600	575

			6,690

Total Mexico (Cost $38,871)			38,463

MONGOLIA 0.6%

SOVEREIGN ISSUES 0.6%
Mongolia Government International Bond
4.125% due 01/05/2018		$1,000	963
5.125% due 12/05/2022		730	662

Total Mongolia (Cost $1,723)			1,625

MOROCCO 0.7%

SOVEREIGN ISSUES 0.7%
Morocco Government International Bond
4.250% due 12/11/2022		$2,000	2,050

Total Morocco (Cost $2,032)			2,050

NETHERLANDS 1.0%

CORPORATE BONDS & NOTES 1.0%
CIMPOR Financial Operations BV
5.750% due 07/17/2024		$1,400	1,141
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020		300	316
6.950% due 07/10/2042		500	484
7.000% due 05/11/2016		1,000	1,042

Total Netherlands (Cost $3,235)			2,983

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PANAMA 2.3%

SOVEREIGN ISSUES 2.3%
Panama Government International Bond
4.000% due 09/22/2024	$800	$808
4.300% due 04/29/2053	2,600	2,281
8.875% due 09/30/2027	780	1,108
9.375% due 04/01/2029	1,553	2,306

Total Panama (Cost $6,123)		6,503

PARAGUAY 0.3%

SOVEREIGN ISSUES 0.3%
Republic of Paraguay
4.625% due 01/25/2023	$500	$508
6.100% due 08/11/2044	400	407

Total Paraguay (Cost $915)		915

PERU 0.5%

CORPORATE BONDS & NOTES 0.2%
BBVA Banco Continental S.A.
3.250% due 04/08/2018	$200	203
Union Andina de Cementos SAA
5.875% due 10/30/2021	300	304

		507

SOVEREIGN ISSUES 0.3%
Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023	400	381
Peru Government International Bond
8.750% due 11/21/2033	394	597

		978

Total Peru (Cost $1,412)		1,485

PHILIPPINES 0.6%

CORPORATE BONDS & NOTES 0.6%
Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024	$1,300	1,708

Total Philippines (Cost $1,725)		1,708

QATAR 0.2%

CORPORATE BONDS & NOTES 0.2%
Nakilat, Inc.
6.067% due 12/31/2033	$100	116
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	350	400

Total Qatar (Cost $443)		516

RUSSIA 2.2%

CORPORATE BONDS & NOTES 0.7%
SCF Capital Ltd.
5.375% due 10/27/2017	$700	682
Sibur Securities Ltd.
3.914% due 01/31/2018	1,000	953
VimpelCom Holdings BV
5.200% due 02/13/2019	400	384

		2,019

SOVEREIGN ISSUES 1.5%
Russia Government International Bond
3.250% due 04/04/2017	400	409
4.500% due 04/04/2022	2,200	2,164

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.875% due 09/16/2023		$400	$397
5.625% due 04/04/2042		1,300	1,227
5.875% due 09/16/2043		200	194

			4,391

Total Russia (Cost $6,554)			6,410

SENEGAL 0.1%

SOVEREIGN ISSUES 0.1%
Senegal Government International Bond
8.750% due 05/13/2021		$200	224

Total Senegal (Cost $213)			224

SLOVENIA 2.0%

SOVEREIGN ISSUES 2.0%
Slovenia Government International Bond
4.125% due 02/18/2019		$600	625
4.375% due 02/06/2019	EUR	800	1,002
4.750% due 05/10/2018		$900	959
5.250% due 02/18/2024		2,900	3,175

Total Slovenia (Cost $5,515)			5,761

SOUTH AFRICA 2.3%

CORPORATE BONDS & NOTES 1.9%
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$500	507
6.500% due 04/15/2040		100	91
Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		2,000	1,970
6.750% due 08/06/2023		700	713
7.125% due 02/11/2025		1,000	1,014
Transnet SOC Ltd.
4.000% due 07/26/2022		1,100	1,062

			5,357

SOVEREIGN ISSUES 0.4%
South Africa Government International Bond
3.750% due 07/24/2026	EUR	300	344
4.665% due 01/17/2024		$100	103
5.375% due 07/24/2044		800	800

			1,247

Total South Africa (Cost $6,840)			6,604

SRI LANKA 0.6%

CORPORATE BONDS & NOTES 0.2%
National Savings Bank
5.150% due 09/10/2019		$500	485

SOVEREIGN ISSUES 0.4%
Sri Lanka Government International Bond
5.125% due 04/11/2019		500	500
6.250% due 07/27/2021		568	579

			1,079

Total Sri Lanka (Cost $1,568)			1,564

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%
Africa Finance Corp.
4.375% due 04/29/2020		$400	405

Total Supranational (Cost $396)			405

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWEDEN 0.1%

CORPORATE BONDS & NOTES 0.1%
Ciech Group Financing AB
9.500% due 11/30/2019	EUR	200	$244

Total Sweden (Cost $256)			244

THAILAND 0.4%

CORPORATE BONDS & NOTES 0.4%
Thai Oil PCL
3.625% due 01/23/2023		$430	424
4.875% due 01/23/2043		670	624

Total Thailand (Cost $1,079)			1,048

TRINIDAD AND TOBAGO 0.5%

CORPORATE BONDS & NOTES 0.5%
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$992	1,035
9.750% due 08/14/2019		400	468

Total Trinidad and Tobago (Cost $1,423)			1,503

TURKEY 4.1%

CORPORATE BONDS & NOTES 0.5%
Export Credit Bank of Turkey
5.000% due 09/23/2021		$200	202
5.875% due 04/24/2019		400	424
Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		400	398
Turkiye Garanti Bankasi A/S
2.775% due 04/20/2016		400	400

			1,424

SOVEREIGN ISSUES 3.6%
Turkey Government International Bond
4.125% due 04/11/2023	EUR	800	948
4.875% due 04/16/2043		$1,100	1,005
6.000% due 01/14/2041		800	846
6.750% due 05/30/2040		1,700	1,961
7.000% due 03/11/2019		1,500	1,692
7.250% due 03/05/2038		700	849
7.500% due 11/07/2019		1,400	1,618
8.000% due 02/14/2034		1,100	1,421

			10,340

Total Turkey (Cost $11,431)			11,764

UNITED ARAB EMIRATES 0.4%

CORPORATE BONDS & NOTES 0.4%
DP World Ltd.
3.250% due 05/18/2020		$700	697
6.850% due 07/02/2037		400	438

Total United Arab Emirates (Cost $1,034)			1,135

UNITED KINGDOM 0.2%

CORPORATE BONDS & NOTES 0.2%
HBOS PLC
6.750% due 05/21/2018		$400	444

Total United Kingdom (Cost $399)			444

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 2.3%

CORPORATE BONDS & NOTES 2.1%
California Resources Corp.
5.000% due 01/15/2020	$400	$354
5.500% due 09/15/2021	400	348
6.500% due 04/01/2020	400	456
Rio Oil Finance Trust
6.250% due 07/06/2024	3,650	3,595
6.750% due 01/06/2027	1,450	1,409

		6,162

MORTGAGE-BACKED SECURITIES 0.2%
American Home Mortgage Investment Trust
1.923% due 09/25/2045	12	12
Banc of America Commercial Mortgage Trust
5.749% due 06/10/2049	200	211
5.936% due 02/10/2051	140	150
2.639% due 02/25/2036 ^	5	4
Bear Stearns Adjustable Rate Mortgage Trust
2.565% due 01/25/2035	5	5
2.774% due 05/25/2047 ^	36	32
2.757% due 09/25/2037 ^	73	66
2.701% due 01/25/2036 ^	14	13
2.128% due 06/25/2036	6	6
2.379% due 02/25/2037 ^	46	40
2.721% due 07/25/2036 ^	15	15

		554

U.S. GOVERNMENT AGENCIES 0.0%
5.505% due 03/01/2036	$61	64

U.S. TREASURY OBLIGATIONS 0.0%
U.S. Treasury Bonds
9.875% due 11/15/2015 (i)	101	105

Total United States (Cost $6,976)		6,885

URUGUAY 0.4%

SOVEREIGN ISSUES 0.4%
Uruguay Government International Bond
4.500% due 08/14/2024	$682	718
7.625% due 03/21/2036	400	535

Total Uruguay (Cost $1,090)		1,253

VENEZUELA 3.5%

CORPORATE BONDS & NOTES 1.6%
Petroleos de Venezuela S.A.
5.250% due 04/12/2017	$2,610	1,313
5.375% due 04/12/2027	5,490	1,908
5.500% due 04/12/2037	3,050	1,061
8.500% due 11/02/2017	350	242
9.750% due 05/17/2035	250	102

		4,626

SOVEREIGN ISSUES 1.9%
Venezuela Government International Bond
7.000% due 03/31/2038	300	107
7.650% due 04/21/2025	1,130	418
7.750% due 10/13/2019	5,890	2,327
8.250% due 10/13/2024	3,850	1,463
9.000% due 05/07/2023	900	355

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.250% due 05/07/2028	$750	$293
9.375% due 01/13/2034	1,310	521

		5,484

Total Venezuela (Cost $19,824)		10,110

VIRGIN ISLANDS (BRITISH) 3.7%

CORPORATE BONDS & NOTES 3.7%
CNPC General Capital Ltd.
2.750% due 05/14/2019	$500	500
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	2,150	1,978
GTL Trade Finance, Inc.
5.893% due 04/29/2024	2,062	2,022
7.250% due 04/16/2044	200	187
Rosneft Finance S.A.
6.625% due 03/20/2017	1,700	1,766
7.500% due 07/18/2016	3,300	3,443
7.875% due 03/13/2018	600	630

Total Virgin Islands (British) (Cost $10,327)		10,526

ZAMBIA 0.2%

SOVEREIGN ISSUES 0.2%
Zambia Government International Bond
5.375% due 09/20/2022	$500	436

Total Zambia (Cost $493)		436

SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (e) 0.0%
		114

U.S. TREASURY BILLS 0.7%
0.022% due 07/16/2015 - 10/08/2015 (b)(i)	$1,997	1,997

Total Short-Term Instruments (Cost $2,111)		2,111

Total Investments in Securities (Cost $288,410)		274,572

	SHARES
INVESTMENTS IN AFFILIATES 3.8%

SHORT-TERM INSTRUMENTS 3.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.8%
PIMCO Short-Term Floating NAV Portfolio III	1,093,673	10,847

Total Short-Term Instruments (Cost $10,848)		10,847

Total Investments in Affiliates (Cost $10,848)		10,847

Total Investments 98.9% (Cost $299,258)		$285,419

Financial Derivative Instruments (g)(h) (0.5%) (Cost or Premiums, net $(1,182))		(1,525)

Other Assets and Liabilities, net 1.6%		4,675

Net Assets 100.0%		$288,569

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon bond.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$114	Freddie Mac 2.080% due 10/17/2022	$(121)	$114	$114

Total Repurchase Agreements						$(121)	$114	$114

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
CFR	1.000%	05/21/2015	05/20/2017	$(192)	$(192)
FOB	(1.500)%	05/28/2015	05/28/2017	(290)	(290)

Total Reverse Repurchase Agreements					$(482)

(2)

As of June 30, 2015, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended June 30, 2015 was $932 at a weighted average interest rate of (1.192%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of

June 30, 2015:

(f)	Securities with an aggregate market value of $456 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (3)
Global/Master Repurchase Agreement
CFR	$0	$(192)	$0	$0	$(192)	$456	$264
FOB	0	(290)	0	0	(290)	0	(290)
SSB	114	0	0	0	114	(121)	(7)

Total Borrowings and Other Financing Transactions	$114	$(482)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond September Futures	Long	09/2015	23	$17	$21	$(5)
Euro-Bund 10-Year Bond September Futures	Short	09/2015	7	1	3	(2)
U.S. Treasury 10-Year Note September Futures	Short	09/2015	29	32	1	0

Total Futures Contracts				$50	$25	$(7)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.EM-23 5-Year Index	1.000%	06/20/2020	$12,000	$(1,102)	$47	$27	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized (Depreciation)	Variation Margin
								Asset	Liability
Pay	28-Day MXN-TIIE	8.950%	02/19/2019	MXN	11,000	$100	$(13)	$3	$0
Pay	28-Day MXN-TIIE	5.250%	09/06/2019		19,500	8	(5)	5	0

						$108	$(18)	$8	$0

Total Swap Agreements						$(994)	$29	$35	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

Cash of $2,148 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$25	$35	$60	$0	$ (7)	$0	$ (7)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2015	ZAR	8,823	$	727	$5	$(1)

BPS	07/2015	BRL	16,799		5,413	11	(12)
	07/2015	JPY	146,800		1,188	0	(9)
	07/2015	$	5,412	BRL	16,800	0	(66)
	07/2015		4,828	MXN	74,864	0	0
	08/2015	BRL	16,800	$	5,352	11	0

BRC	07/2015	$	1,641	ZAR	20,077	1	(52)

CBK	07/2015		2,930	EUR	2,581	0	0
	09/2015	MXN	19,171	$	1,213	1	0

DUB	07/2015	BRL	12,662		4,667	595	(7)
	07/2015	$	4,076	BRL	12,662	4	(24)
	10/2016	BRL	6,298	$	1,732	0	(31)

GLM	07/2015		4,545		1,431	0	(3)
	07/2015	$	1,465	BRL	4,546	0	0

HUS	07/2015	COP	470,768	$	184	4	0

MSB	07/2015	$	1,190	JPY	146,800	9	0
	07/2015	ZAR	11,418	$	939	5	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2015	EUR	7,426	$	8,347	$64	$(10)
	08/2015	JPY	146,800		1,190	0	0

SCX	07/2015	MXN	74,864		4,802	41	(41)
	09/2015	$	4,774	MXN	74,864	0	0

TOR	07/2015	BRL	496	$	160	0	0
	07/2015	$	160	BRL	496	0	0

Total Forward Foreign Currency Contracts						$751	$(256)

PURCHASED OPTIONS:

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
FBF	Call - OTC EURO STOXX 50 Index	3,600.000	12/20/2019	EUR	0	$129	$156

Total Purchased Options						$129	$156

WRITTEN OPTIONS:

INFLATION CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$	800	$(10)	$0

DUB	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020		800	(8)	(1)

							$(18)	$(1)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FBF	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019	EUR	0	$(127)	$(84)

Total Written Options						$(145)	$(85)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $		Notional Amount in EUR		Premiums
Balance at Beginning of Period	0	$	6,802	EUR	3,600	$(259)
Sales	58		16,300		0	(109)
Closing Buys	0		(5,011)		(1,800)	78
Expirations	(29)		(14,500)		0	94
Exercised	(29)		(1,991)		(1,800)	51

Balance at End of Period	0	$	1,600	EUR	0	$(145)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	06/20/2020	2.528%	$ 300	$(1)	$(3)	$0	$(21)
	Colombia Government International Bond	1.000%	06/20/2019	1.437%	500	0	(7)	0	(8)
	Qatar Government International Bond	1.000%	03/20/2016	0.114%	500	4	3	3	0
	South Africa Government International Bond	1.000%	09/20/2015	0.679%	700	(44)	(3)	1	0
	South Africa Government International Bond	1.000%	06/20/2019	1.741%	1,300	2	8	0	(36)

BPS	South Africa Government International Bond	1.000%	09/20/2015	0.679%	300	(8)	(2)	0	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BRC	Brazil Government International Bond	1.000%	06/20/2019	2.267%	$ 200	$0	$(1)	$0	$(9)
	Colombia Government International Bond	1.000%	06/20/2019	1.437%	100	(19)	(2)	0	(2)
	Export-Import Bank of China	1.000%	09/20/2017	0.473%	550	(14)	26	7	0
	Indonesia Government International Bond	1.000%	03/20/2024	2.289%	100	(6)	5	0	(9)
	Israel Electric Corp. Ltd.	1.000%	09/20/2015	1.034%	500	1	6	0	0
	Panama Government International Bond	1.000%	06/20/2019	1.171%	200	1	(2)	0	(1)
	South Africa Government International Bond	1.000%	09/20/2015	0.679%	200	(1)	(1)	0	0

CBK	Brazil Government International Bond	1.000%	03/20/2016	0.841%	200	(1)	1	0	0
	Brazil Government International Bond	1.000%	09/20/2019	2.310%	100	(58)	(4)	0	(5)
	Brazil Government International Bond	1.000%	03/20/2021	2.689%	1,300	(5)	(54)	0	(112)
	China Government International Bond	1.000%	12/20/2016	0.304%	100	14	6	1	0
	Colombia Government International Bond	1.000%	06/20/2019	1.437%	3,200	(41)	(66)	0	(52)
	Indonesia Government International Bond	1.000%	03/20/2024	2.289%	300	(32)	13	0	(28)
	Russia Government International Bond	1.000%	03/20/2020	3.327%	200	(1)	12	0	(20)

DUB	Brazil Government International Bond	1.000%	03/20/2016	0.841%	200	(23)	1	0	0
	China Government International Bond	1.000%	12/20/2016	0.304%	500	(1)	28	5	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.137%	100	3	2	1	0
	Panama Government International Bond	1.000%	06/20/2019	1.171%	500	(2)	(6)	0	(3)
	Penerbangan Malaysia Berhad	1.000%	03/20/2020	1.216%	200	(1)	0	0	(2)
	Qatar Government International Bond	1.000%	03/20/2016	0.114%	100	1	2	1	0
	South Africa Government International Bond	1.000%	09/20/2015	0.679%	200	(9)	(1)	0	0
	Turkey Government International Bond	1.000%	06/20/2021	2.359%	100	(15)	2	0	(7)

FBF	China Government International Bond	1.000%	12/20/2016	0.304%	300	(19)	18	3	0
	Export-Import Bank of China	1.000%	12/20/2016	0.399%	200	(188)	21	2	0
	Indonesia Government International Bond	1.000%	06/20/2021	1.912%	2,900	0	45	0	(143)

GST	Brazil Government International Bond	1.000%	03/20/2016	0.841%	300	(28)	0	0	0
	Brazil Government International Bond	1.000%	12/20/2018	2.163%	600	(4)	5	0	(23)
	Brazil Government International Bond	1.000%	06/20/2019	2.267%	100	(23)	(1)	0	(5)
	Brazil Government International Bond	1.000%	09/20/2019	2.310%	1,600	(13)	(60)	0	(83)
	Brazil Government International Bond	1.000%	06/20/2020	2.528%	200	10	(1)	0	(14)
	Colombia Government International Bond	1.000%	06/20/2019	1.437%	3,200	(14)	(62)	0	(52)
	Indonesia Government International Bond	1.000%	03/20/2024	2.289%	100	1	5	0	(9)
	Panama Government International Bond	1.000%	06/20/2019	1.171%	100	(7)	(2)	0	(1)

HUS	Brazil Government International Bond	1.000%	09/20/2019	2.310%	400	(25)	(14)	0	(21)
	Colombia Government International Bond	1.000%	06/20/2019	1.437%	3,500	(37)	(32)	0	(57)
	Mexico Government International Bond	1.000%	03/20/2021	1.407%	800	1	20	0	(17)
	Panama Government International Bond	1.000%	06/20/2019	1.171%	200	(214)	(2)	0	(1)
	South Africa Government International Bond	1.000%	03/20/2023	2.444%	2,430	(4)	(18)	0	(232)

JPM	Brazil Government International Bond	1.000%	09/20/2015	0.841%	300	(37)	4	0	0
	Brazil Government International Bond	1.000%	12/20/2019	2.391%	1,000	(20)	(21)	0	(58)
	China Government International Bond	1.000%	12/20/2016	0.304%	400	3	24	4	0
	Colombia Government International Bond	1.000%	06/20/2019	1.437%	500	(22)	(11)	0	(8)
	Indonesia Government International Bond	1.000%	06/20/2019	1.312%	1,000	2	10	0	(12)
	Panama Government International Bond	1.000%	06/20/2019	1.171%	500	(146)	(5)	0	(3)
	Russia Government International Bond	1.000%	06/20/2023	3.513%	1,900	(38)	(157)	0	(303)

MYC	Brazil Government International Bond	1.000%	03/20/2016	0.841%	3,800	0	43	5	0
	Brazil Government International Bond	2.100%	08/20/2016	1.034%	250	(4)	5	5	0
	Brazil Government International Bond	1.000%	09/20/2019	2.310%	300	(56)	(12)	0	(16)
	China Government International Bond	1.000%	12/20/2016	0.304%	1,200	(1)	69	13	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.137%	100	6	2	1	0

RYL	China Government International Bond	1.000%	06/20/2016	0.240%	600	0	(1)	5	0

UAG	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.137%	400	(7)	3	3	0
	Indonesia Government International Bond	1.000%	06/20/2021	1.912%	100	(7)	2	0	(5)

						$(1,158)	$(160)	$60	$(1,378)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	12.230%	01/04/2021	BRL	2,800	$11	$4	$0	$(1)

BPS	Receive	1-Year BRL-CDI	10.910%	01/02/2017		23,300	(13)	215	226	0
	Receive	1-Year BRL-CDI	12.255%	01/02/2017		10,800	13	37	24	0
	Receive	1-Year BRL-CDI	13.900%	01/02/2017		19,400	22	(14)	0	(1)
	Receive	1-Year BRL-CDI	12.360%	01/02/2018		3,600	1	(7)	15	0
	Receive	1-Year BRL-CDI	11.680%	01/04/2021		800	2	4	5	0
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		7,000	(13)	(6)	0	(4)

DUB	Receive	1-Year BRL-CDI	12.255%	01/02/2017		10,100	35	35	22	0
	Pay	1-Year BRL-CDI	12.810%	01/04/2021		12,700	3	9	44	0
	Pay	1-Year BRL-CDI	12.850%	01/04/2021		1,310	5	7	10	0

GLM	Pay	1-Year BRL-CDI	12.850%	01/04/2021		2,100	(1)	10	15	0

HUS	Receive	1-Year BRL-CDI	13.820%	01/02/2017		24,800	6	7	6	0

JPM	Pay	1-Year BRL-CDI	8.650%	01/02/2017		3,400	(3)	(106)	0	(100)

MYC	Pay	1-Year BRL-CDI	12.230%	01/04/2021		2,100	(80)	2	0	(1)

UAG	Pay	1-Year BRL-CDI	8.200%	01/02/2017		31,000	9	(965)	0	(1,045)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018		9,880	9	(50)	0	(41)

							$(8)	$(818)	$367	$(1,193)

Total Swap Agreements							$(1,166)	$(978)	$427	$(2,571)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(i)	Securities with an aggregate market value of $2,102 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$5	$0	$4	$9	$0	$0	$(66)	$(66)	$(57)	$0	$(57)
BPS	22	0	270	292	(88)	0	(5)	(93)	199	(260)	(61)
BRC	1	0	7	8	0	0	(21)	(21)	(13)	0	(13)
CBK	1	0	1	2	(52)	0	(217)	(269)	(267)	273	6
DUB	599	0	83	682	(31)	(1)	(12)	(44)	638	(960)	(322)
FBF	0	156	5	161	0	(84)	(143)	(227)	(66)	0	(66)
GLM	0	0	15	15	(34)	0	0	(34)	(19)	0	(19)
GST	0	0	0	0	0	0	(187)	(187)	(187)	0	(187)
HUS	4	0	6	10	0	0	(328)	(328)	(318)	261	(57)
JPM	0	0	4	4	0	0	(484)	(484)	(480)	562	82
MSB	78	0	0	78	(10)	0	0	(10)	68	0	68
MYC	0	0	24	24	0	0	(17)	(17)	7	(190)	(183)
RYL	0	0	5	5	0	0	0	0	5	0	5
SCX	41	0	0	41	(41)	0	0	(41)	0	0	0
UAG	0	0	3	3	0	0	(1,091)	(1,091)	(1,088)	1,006	(82)

Total Over the Counter	$751	$156	$427	$1,334	$(256)	$(85)	$(2,571)	$(2,912)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$25	$25
Swap Agreements	0	27	0	0	8	35

	$0	$27	$0	$0	$33	$60

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$751	$0	$751
Purchased Options	0	0	156	0	0	156
Swap Agreements	0	60	0	0	367	427

	$0	$60	$156	$751	$367	$1,334

	$0	$87	$156	$751	$400	$1,394

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7	$7

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$256	$0	$256
Written Options	0	0	84	0	1	85
Swap Agreements	0	1,378	0	0	1,193	2,571

	$0	$1,378	$84	$256	$1,194	$2,912

	$0	$1,378	$84	$256	$1,201	$2,919

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$6	$6
Futures	0	0	0	0	91	91
Swap Agreements	0	(294)	0	0	21	(273)

	$0	$(294)	$0	$0	$118	$(176)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$950	$0	$950
Purchased Options	0	0	0	(16)	0	(16)
Written Options	0	0	0	143	11	154
Swap Agreements	0	165	35	0	255	455

	$0	$165	$35	$1,077	$266	$1,543

	$0	$(129)	$35	$1,077	$384	$1,367

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$26	$26
Swap Agreements	0	260	0	0	(18)	242

	$0	$260	$0	$0	$8	$268

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(69)	$0	$(69)
Purchased Options	0	0	48	(12)	0	36
Written Options	0	0	41	31	(1)	71
Swap Agreements	0	113	0	0	(79)	34

	$0	$113	$89	$(50)	$(80)	$72

	$0	$373	$89	$(50)	$(72)	$340

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Azerbaijan
Sovereign Issues	$0	$819	$0	$819
Bermuda
Corporate Bonds & Notes	0	495	0	495
Brazil
Corporate Bonds & Notes	0	27,998	0	27,998
Sovereign Issues	0	10,137	0	10,137
Cayman Islands
Corporate Bonds & Notes	0	7,374	538	7,912
Chile
Corporate Bonds & Notes	0	8,336	0	8,336
Sovereign Issues	0	135	0	135
China
Corporate Bonds & Notes	0	2,978	0	2,978
Colombia
Corporate Bonds & Notes	0	7,341	0	7,341
Sovereign Issues	0	1,068	0	1,068
Costa Rica
Sovereign Issues	0	1,072	0	1,072
Dominican Republic
Sovereign Issues	0	1,115	0	1,115
Ecuador
Sovereign Issues	0	302	0	302
El Salvador
Sovereign Issues	0	6,194	0	6,194
Ethiopia
Sovereign Issues	0	198	0	198
Gabon
Sovereign Issues	0	393	0	393
Ghana
Sovereign Issues	0	456	0	456
Guatemala
Sovereign Issues	0	1,548	0	1,548
Hong Kong
Corporate Bonds & Notes	0	2,870	0	2,870
Hungary
Corporate Bonds & Notes	0	560	0	560
Sovereign Issues	0	109	0	109
India
Corporate Bonds & Notes	0	1,114	0	1,114
Indonesia
Corporate Bonds & Notes	0	12,720	0	12,720
Sovereign Issues	0	12,232	0	12,232
Ireland
Corporate Bonds & Notes	0	8,985	0	8,985
Israel
Corporate Bonds & Notes	0	2,376	0	2,376
Sovereign Issues	0	788	0	788
Ivory Coast
Sovereign Issues	0	569	0	569
Kazakhstan
Corporate Bonds & Notes	0	9,658	0	9,658
Sovereign Issues	0	1,544	0	1,544
Luxembourg
Corporate Bonds & Notes	0	17,681	0	17,681
Malaysia
Corporate Bonds & Notes	0	194	0	194
Mexico
Corporate Bonds & Notes	0	31,773	0	31,773
Sovereign Issues	0	6,690	0	6,690
Mongolia
Sovereign Issues	0	1,625	0	1,625
Morocco
Sovereign Issues	0	2,050	0	2,050
Netherlands
Corporate Bonds & Notes	0	2,983	0	2,983
Panama
Sovereign Issues	0	6,503	0	6,503
Paraguay
Sovereign Issues	0	915	0	915
Peru
Corporate Bonds & Notes	0	507	0	507
Sovereign Issues	0	978	0	978

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Philippines
Corporate Bonds & Notes	$0	$1,708	$0	$1,708
Qatar
Corporate Bonds & Notes	0	516	0	516
Russia
Corporate Bonds & Notes	0	2,019	0	2,019
Sovereign Issues	0	4,391	0	4,391
Senegal
Sovereign Issues	0	224	0	224
Slovenia
Sovereign Issues	0	5,761	0	5,761
South Africa
Corporate Bonds & Notes	0	5,357	0	5,357
Sovereign Issues	0	1,247	0	1,247
Sri Lanka
Corporate Bonds & Notes	0	485	0	485
Sovereign Issues	0	1,079	0	1,079
Supranational
Corporate Bonds & Notes	0	405	0	405
Sweden
Corporate Bonds & Notes	0	244	0	244
Thailand
Corporate Bonds & Notes	0	1,048	0	1,048
Trinidad and Tobago
Corporate Bonds & Notes	0	1,503	0	1,503
Turkey
Corporate Bonds & Notes	0	1,026	398	1,424
Sovereign Issues	0	10,340	0	10,340
United Arab Emirates
Corporate Bonds & Notes	0	1,135	0	1,135
United Kingdom
Corporate Bonds & Notes	0	444	0	444
United States
Corporate Bonds & Notes	0	6,162	0	6,162
Mortgage-Backed Securities	0	554	0	554
U.S. Government Agencies	0	64	0	64
U.S. Treasury Obligations	0	105	0	105
Uruguay
Sovereign Issues	0	1,253	0	1,253
Venezuela
Corporate Bonds & Notes	0	4,626	0	4,626
Sovereign Issues	0	5,484	0	5,484
Virgin Islands (British)
Corporate Bonds & Notes	0	10,526	0	10,526
Zambia
Sovereign Issues	0	436	0	436
Short-Term Instruments
Repurchase Agreements	0	114	0	114
U.S. Treasury Bills	0	1,997	0	1,997
	$0	$273,636	$936	$274,572

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	10,847	0	0	10,847

Total Investments	$10,847	$273,636	$936	$285,419

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	25	35	0	60
Over the counter	0	1,334	0	1,334
	$25	$1,369	$0	$1,394

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(7)	0	0	(7)
Over the counter	0	(2,912)	0	(2,912)
	$(7)	$(2,912)	$0	$(2,919)

Totals	$10,865	$272,093	$936	$283,894

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Emerging Markets Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class, Advisor, and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio.

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed

SEMIANNUAL REPORT	JUNE 30, 2015	23

Notes to Financial Statements (Cont.)

income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and

others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$19	$0	$(19)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$9,501	$60,334	$(59,000)	$(36)	$48	$10,847	$34	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates,

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings,

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$31	$46,813	$38,704

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

June 30, 2015 (Unaudited)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	352	$4,508	492	$6,747
Class M	22	280	2	27
Administrative Class	2,443	31,446	2,612	35,915
Advisor Class	389	4,997	2,043	28,156
Issued as reinvestment of distributions
Institutional Class	17	215	20	268
Class M	0	3	0	0
Administrative Class	483	6,178	1,387	18,661
Advisor Class	74	946	203	2,727
Cost of shares redeemed
Institutional Class	(43)	(554)	(47)	(638)
Class M	(1)	(11)	0	0
Administrative Class	(2,737)	(35,049)	(5,373)	(73,685)
Advisor Class	(581)	(7,434)	(1,523)	(20,808)
Net increase (decrease) resulting from Portfolio share transactions	418	$5,525	(184)	$(2,630)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 70% of the Portfolio. One shareholder is a related party and comprises 59% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$299,514	$7,669	$(21,764)	$(14,095)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A
BPS	BNP Paribas S.A.	FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
CFR	Credit Suisse Securities (Europe) Ltd.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
BRL	Brazilian Real	JPY	Japanese Yen	USD (or $)	United States Dollar
COP	Colombian Peso	MXN	Mexican Peso	ZAR	South African Rand
EUR	Euro

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate

38	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	39

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT13SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Emerging Markets Bond Portfolio

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in

4	PIMCO VARIABLE INSURANCE TRUST

the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

SEMIANNUAL REPORT	JUNE 30, 2015	5

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown†

Mexico	13.5%
Brazil	13.4%
Indonesia	8.7%
Luxembourg	6.2%
Short-Term Instruments‡	4.5%
Other	53.7%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	Class Inception (04/30/2012)
PIMCO Emerging Markets Bond Portfolio Institutional Class	2.48%	-3.99%	2.07%
JPMorgan Emerging Markets Bond Index (EMBI) Global±	1.76%	-1.57%	3.48%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.85% for Institutional Class shares.

± JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$1,024.80	$1,020.47
Expenses Paid During Period†	$4.24	$4.23
Net Annualized Expense Ratio	0.85%	0.85%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities, and may be denominated in non-U.S. currencies and the U.S. dollar.

Portfolio Insights

»

A tactical overweight to Russian external quasi-sovereign and corporate debt contributed positively to performance as Russian corporate debt outperformed the JPMorgan Emerging Markets Bond Index (EMBI) Global, the Portfolio’s benchmark index, over the reporting period.

»

A tactical overweight to Colombian external quasi-sovereign and corporate debt contributed positively to performance as Colombian corporate debt outperformed the Portfolio’s benchmark index over the reporting period.

»	An underweight to Argentine external sovereign debt detracted from performance as Argentinian sovereign debt outperformed the Portfolio’s benchmark index over the reporting period.

»	An underweight to Venezuela external sovereign debt detracted from performance as Venezuelan sovereign debt outperformed the Portfolio’s benchmark index over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Emerging Markets Bond Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013	04/30/2012-12/31/2012

Institutional Class
Net asset value beginning of year or period	$12.69	$13.44	$15.32	$14.42
Net investment income (a)	0.31	0.68	0.69	0.48
Net realized/unrealized gain (loss)	0.00	(0.43)	(1.71)	0.92
Total from Investment Operations	0.31	0.25	(1.02)	1.40
Dividends from net investment income	(0.33)	(0.74)	(0.74)	(0.50)
Distributions from net realized capital gains	0.00	(0.26)	(0.12)	0.00
Total distributions	(0.33)	(1.00)	(0.86)	(0.50)
Net asset value end of year or period	$12.67	$12.69	$13.44	$15.32
Total return	2.48%	1.66%	(6.81)%	9.91%
Net assets end of year or period (000s)	$10,382	$6,252	$370	$428
Ratio of expenses to average net assets	0.85%*	0.85%	0.85%	0.85%*
Ratio of expenses to average net assets excluding interest expense	0.85%*	0.85%	0.85%	0.85%*
Ratio of net investment income to average net assets	4.97%*	5.02%	4.82%	4.77%*
Portfolio turnover rate	14%	29%	24%	20%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	7

Statement of Assets and Liabilities PIMCO Emerging Markets Bond Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$274,572
Investments in Affiliates	10,847
Financial Derivative Instruments
Exchange-traded or centrally cleared	60
Over the counter	1,334
Deposits with counterparty	2,148
Foreign currency, at value	84
Receivable for investments sold	415
Receivable for Portfolio shares sold	58
Interest receivable	4,617
Dividends receivable from Affiliates	6
Total Assets	294,141

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$482
Financial Derivative Instruments
Exchange-traded or centrally cleared	7
Over the counter	2,912
Payable for investments purchased	190
Payable for investments in Affiliates purchased	6
Deposits from counterparty	1,410
Payable for Portfolio shares redeemed	311
Overdraft due to custodian	8
Accrued investment advisory fees	109
Accrued supervisory and administrative fees	97
Accrued distribution fees	8
Accrued servicing fees	30
Other liabilities	2
Total Liabilities	5,572

Net Assets	$288,569

Net Assets Consist of:
Paid in capital	$297,267
Undistributed net investment income	7,014
Accumulated undistributed net realized (loss)	(1,549)
Net unrealized (depreciation)	(14,163)
$288,569

Net Assets:
Institutional Class	$10,382
Administrative Class	240,750
Advisor Class	37,140
Class M	297

Shares Issued and Outstanding:
Institutional Class	819
Administrative Class	18,997
Advisor Class	2,931
Class M	23

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.67
Administrative Class	12.67
Advisor Class	12.67
Class M	12.67

Cost of Investments in Securities	$288,410
Cost of Investments in Affiliates	$10,848
Cost of Foreign Currency Held	$85
Cost or Premiums of Financial Derivative Instruments, net	$(1,182)

* Includes repurchase agreements of:	$114

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Emerging Markets Bond Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$8,334
Dividends from Investments in Affiliates	34
Total Income	8,368

Expenses:
Investment advisory fees	644
Supervisory and administrative fees	573
Servicing fees - Administrative Class	180
Distribution and/or servicing fees - Advisor Class	47
Trustee fees	2
Interest expense	1
Total Expenses	1,447

Net Investment Income	6,921

Net Realized Gain (Loss):
Investments in securities	(3,954)
Investments in Affiliates	(36)
Exchange-traded or centrally cleared financial derivative instruments	(176)
Over the counter financial derivative instruments	1,543
Foreign currency	(22)

Net Realized (Loss)	(2,645)

Net Change in Unrealized Appreciation:
Investments in securities	2,082
Investments in Affiliates	48
Exchange-traded or centrally cleared financial derivative instruments	268
Over the counter financial derivative instruments	72
Foreign currency assets and liabilities	27

Net Change in Unrealized Appreciation	2,497

Net Increase in Net Assets Resulting from Operations	$6,773

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statements of Changes in Net Assets PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$6,921	$14,710
Net realized gain (loss)	(2,645)	3,559
Net change in unrealized appreciation (depreciation)	2,497	(13,272)

Net Increase in Net Assets Resulting from Operations	6,773	4,997

Distributions to Shareholders:
From net investment income
Institutional Class	(215)	(154)
Administrative Class	(6,182)	(13,901)
Advisor Class	(946)	(1,951)
Class M	(3)	0
From net realized capital gains
Institutional Class	0	(114)
Administrative Class	0	(4,760)
Advisor Class	0	(776)
Class M	0	0

Total Distributions	(7,346)	(21,656)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	5,525	(2,630)

Total Increase (Decrease) in Net Assets	4,952	(19,289)

Net Assets:
Beginning of period	283,617	302,906
End of period*	$288,569	$283,617

* Including undistributed net investment income of:	$7,014	$7,439

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Portfolio

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.1%

AZERBAIJAN 0.3%

SOVEREIGN ISSUES 0.3%
Republic of Azerbaijan International Bond
4.750% due 03/18/2024		$800	$819

Total Azerbaijan (Cost $786)			819

BERMUDA 0.2%

CORPORATE BONDS & NOTES 0.2%
Ooredoo International Finance Ltd.
4.500% due 01/31/2043		$500	495

Total Bermuda (Cost $489)			495

BRAZIL 13.2%

CORPORATE BONDS & NOTES 9.7%
Banco BTG Pactual S.A.
4.000% due 01/16/2020		$300	283
Banco do Brasil S.A.
3.875% due 10/10/2022		2,780	2,530
6.000% due 01/22/2020		2,620	2,810
Banco do Nordeste do Brasil S.A.
4.375% due 05/03/2019		450	454
Banco Santander Brasil S.A.
4.625% due 02/13/2017		1,400	1,445
BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros
5.500% due 07/16/2020		500	533
Brazil Minas SPE Via State of Minas Gerais
5.333% due 02/15/2028		1,500	1,425
BRF S.A.
3.950% due 05/22/2023		1,500	1,427
Caixa Economica Federal
4.500% due 10/03/2018		500	504
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		1,500	1,533
CSN Islands Corp.
6.875% due 09/21/2019		200	179
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		400	392
Petrobras Global Finance BV
2.643% due 03/17/2017		1,200	1,178
3.250% due 03/17/2017		700	690
5.750% due 01/20/2020		9,750	9,685
6.850% due 06/05/2115		1,000	829
7.875% due 03/15/2019		1,600	1,703
Samarco Mineracao S.A.
5.750% due 10/24/2023		400	398

			27,998

SOVEREIGN ISSUES 3.5%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		600	606
6.369% due 06/16/2018		840	903
6.500% due 06/10/2019		830	899
Brazil Government International Bond
5.000% due 01/27/2045		2,210	1,923
5.625% due 01/07/2041		50	48
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017	BRL	38	12
10.000% due 01/01/2021		8,000	2,321
10.000% due 01/01/2025		12,300	3,425

			10,137

Total Brazil (Cost $40,647)			38,135

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 2.7%

CORPORATE BONDS & NOTES 2.7%
AES Andres Dominicana Ltd.
9.500% due 11/12/2020	$800	$848
Banco Continental S.A. Via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020	600	651
CAR, Inc.
6.125% due 02/04/2020	400	410
ENN Energy Holdings Ltd.
6.000% due 05/13/2021	400	443
Interoceanica Finance Ltd.
0.000% due 11/30/2018 (c)	79	74
0.000% due 11/30/2025 (c)	381	284
0.000% due 05/15/2030 (c)	800	464
Lamar Funding Ltd.
3.958% due 05/07/2025	1,100	1,072
Lima Metro Line 2 Finance Ltd.
5.875% due 07/05/2034	1,000	1,024
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022	765	593
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023	1,517	1,046
6.750% due 10/01/2023	1,287	926
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018 (c)	81	77

Total Cayman Islands (Cost $8,601)		7,912

CHILE 2.9%

CORPORATE BONDS & NOTES 2.9%
Banco del Estado de Chile
4.125% due 10/07/2020	$700	743
Banco Santander Chile
3.875% due 09/20/2022	500	506
Celulosa Arauco y Constitucion S.A.
4.500% due 08/01/2024	300	305
5.000% due 01/21/2021	1,000	1,063
Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042	400	353
4.875% due 11/04/2044	600	574
Corpbanca S.A.
3.875% due 09/22/2019	600	610
E.CL S.A.
5.625% due 01/15/2021	800	872
Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024	1,500	1,516
GNL Quintero S.A.
4.634% due 07/31/2029	800	803
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	1,000	991

		8,336

SOVEREIGN ISSUES 0.0%
Chile Government International Bond
3.625% due 10/30/2042	150	135

Total Chile (Cost $8,346)		8,471

CHINA 1.0%

CORPORATE BONDS & NOTES 1.0%
CCCI Treasure Ltd.
3.500% due 04/21/2020 (d)	$800	795
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023	600	631

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sinopec Group Overseas Development Ltd.
4.375% due 04/10/2024		$700	$735
4.875% due 05/17/2042		500	515
Three Gorges Finance Cayman Islands Ltd.
3.700% due 06/10/2025		300	302

Total China (Cost $2,892)			2,978

COLOMBIA 2.9%

CORPORATE BONDS & NOTES 2.5%
Ecopetrol S.A.
5.875% due 09/18/2023		$2,000	2,105
5.875% due 05/28/2045		1,700	1,509
7.375% due 09/18/2043		900	946
7.625% due 07/23/2019		2,390	2,781

			7,341

SOVEREIGN ISSUES 0.4%
Colombia Government International Bond
6.125% due 01/18/2041		150	163
8.125% due 05/21/2024		300	386
10.375% due 01/28/2033		225	340
12.000% due 10/22/2015	COP	457,000	179

			1,068

Total Colombia (Cost $8,402)			8,409

COSTA RICA 0.4%

SOVEREIGN ISSUES 0.4%
Costa Rica Government International Bond
4.250% due 01/26/2023		$600	557
4.375% due 04/30/2025		200	181
5.625% due 04/30/2043		400	334

Total Costa Rica (Cost $1,200)			1,072

DOMINICAN REPUBLIC 0.4%

SOVEREIGN ISSUES 0.4%
Dominican Republic International Bond
5.500% due 01/27/2025		$700	705
6.850% due 01/27/2045		400	410

Total Dominican Republic (Cost $1,127)			1,115

ECUADOR 0.1%

SOVEREIGN ISSUES 0.1%
Ecuador Government International Bond
10.500% due 03/24/2020		$300	302

Total Ecuador (Cost $323)			302

EL SALVADOR 2.1%

SOVEREIGN ISSUES 2.1%
El Salvador Government International Bond
5.875% due 01/30/2025		$3,300	3,180
6.375% due 01/18/2027		400	389
7.625% due 02/01/2041		560	559
7.650% due 06/15/2035		2,045	2,066

Total El Salvador (Cost $6,629)			6,194

ETHIOPIA 0.1%

SOVEREIGN ISSUES 0.1%
Federal Democratic Republic of Ethiopia
6.625% due 12/11/2024		$200	198

Total Ethiopia (Cost $200)			198

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GABON 0.1%

SOVEREIGN ISSUES 0.1%
Gabonese Republic
6.375% due 12/12/2024	$402	$393

Total Gabon (Cost $403)		393

GHANA 0.2%

SOVEREIGN ISSUES 0.2%
Republic of Ghana
8.125% due 01/18/2026 (f)	$500	456

Total Ghana (Cost $496)		456

GUATEMALA 0.5%

SOVEREIGN ISSUES 0.5%
Guatemala Government International Bond
4.875% due 02/13/2028	$410	403
5.750% due 06/06/2022	1,060	1,145

Total Guatemala (Cost $1,500)		1,548

HONG KONG 1.0%

CORPORATE BONDS & NOTES 1.0%
CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020	$600	592
CNOOC Finance Ltd.
3.875% due 05/02/2022	700	710
CNOOC Finance USA LLC
3.500% due 05/05/2025	200	193
CNOOC Nexen Finance ULC
4.250% due 04/30/2024	700	715
Nexen Energy ULC
6.400% due 05/15/2037	50	60
7.500% due 07/30/2039	450	600

Total Hong Kong (Cost $2,817)		2,870

HUNGARY 0.2%

CORPORATE BONDS & NOTES 0.2%
MFB Magyar Fejlesztesi Bank Zrt
6.250% due 10/21/2020	$500	560

SOVEREIGN ISSUES 0.0%
Hungary Government International Bond
5.375% due 02/21/2023	100	109

Total Hungary (Cost $597)		669

INDIA 0.4%

CORPORATE BONDS & NOTES 0.4%
ICICI Bank Ltd.
4.750% due 11/25/2016	$500	520
ONGC Videsh Ltd.
2.500% due 05/07/2018	200	200
3.750% due 05/07/2023	200	194
State Bank of India
4.500% due 07/27/2015	200	200

Total India (Cost $1,074)		1,114

INDONESIA 8.6%

CORPORATE BONDS & NOTES 4.4%
Majapahit Holding BV
7.250% due 06/28/2017	$700	763
7.750% due 01/20/2020	1,540	1,784

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.875% due 06/29/2037		$700	$811
Pelabuhan Indonesia PT
4.250% due 05/05/2025		400	377
4.875% due 10/01/2024		500	499
5.375% due 05/05/2045		200	176
Pertamina Persero PT
4.300% due 05/20/2023		2,300	2,208
5.625% due 05/20/2043		500	446
6.000% due 05/03/2042		1,500	1,399
6.450% due 05/30/2044		4,300	4,257

			12,720

SOVEREIGN ISSUES 4.2%
Indonesia Government International Bond
2.875% due 07/08/2021	EUR	300	338
4.625% due 04/15/2043		$1,700	1,534
6.625% due 02/17/2037		900	1,022
6.750% due 01/15/2044		2,100	2,441
6.875% due 03/09/2017		3,200	3,488
7.750% due 01/17/2038		100	128
11.625% due 03/04/2019		2,500	3,281

			12,232

Total Indonesia (Cost $24,645)			24,952

IRELAND 3.1%

CORPORATE BONDS & NOTES 3.1%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		$1,100	1,208
Borets Finance Ltd.
7.625% due 09/26/2018		700	626
Metalloinvest Finance Ltd.
5.625% due 04/17/2020		800	736
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022		300	261
6.604% due 02/03/2021		1,300	1,316
OJSC Novolipetsk Steel via Steel Funding Ltd.
4.450% due 02/19/2018		1,200	1,166
Phosagro OAO Via Phosagro Bond Funding Ltd.
4.204% due 02/13/2018		400	388
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		500	508
5.450% due 11/22/2017		700	707
6.025% due 07/05/2022		2,080	1,873
6.902% due 07/09/2020		200	196

Total Ireland (Cost $9,291)			8,985

ISRAEL 1.1%

CORPORATE BONDS & NOTES 0.8%
Israel Electric Corp. Ltd.
5.000% due 11/12/2024		$2,000	2,036
7.250% due 01/15/2019		300	340

			2,376

SOVEREIGN ISSUES 0.3%
Israel Government International Bond
4.500% due 01/30/2043		800	788

Total Israel (Cost $3,084)			3,164

IVORY COAST 0.2%

SOVEREIGN ISSUES 0.2%
Ivory Coast Government International Bond
5.375% due 07/23/2024		$600	569

Total Ivory Coast (Cost $589)			569

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KAZAKHSTAN 3.9%

CORPORATE BONDS & NOTES 3.4%
Intergas Finance BV
6.375% due 05/14/2017		$300	$312
KazMunayGas National Co. JSC
4.400% due 04/30/2023		700	641
5.750% due 04/30/2043		1,000	839
6.000% due 11/07/2044		700	603
7.000% due 05/05/2020		5,200	5,611
Samruk-Energy JSC
3.750% due 12/20/2017		1,400	1,365
Zhaikmunai LLP
7.125% due 11/13/2019		300	287

			9,658

SOVEREIGN ISSUES 0.5%
Kazakhstan Government International Bond
3.875% due 10/14/2024		900	850
4.875% due 10/14/2044		800	694

			1,544

Total Kazakhstan (Cost $11,443)			11,202

LUXEMBOURG 6.1%

CORPORATE BONDS & NOTES 6.1%
ContourGlobal Power Holdings S.A.
7.125% due 06/01/2019		$200	211
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		1,800	1,539
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		2,580	2,574
6.212% due 11/22/2016		330	343
6.510% due 03/07/2022		750	755
7.288% due 08/16/2037		460	455
9.250% due 04/23/2019		2,200	2,453
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		1,920	1,892
6.299% due 05/15/2017		1,640	1,656
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		1,200	1,213
5.717% due 06/16/2021		600	577
6.125% due 02/07/2022		3,500	3,386
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017		600	627

Total Luxembourg (Cost $18,623)			17,681

MALAYSIA 0.1%

CORPORATE BONDS & NOTES 0.1%
Petronas Capital Ltd.
4.500% due 03/18/2045		$200	194

Total Malaysia (Cost $198)			194

		SHARES
MEXICO 13.3%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. (a)		5	0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 11.0%
America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	6,000	368

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banco Inbursa S.A. Institucion de Banca Multiple
4.125% due 06/06/2024		$3,000	$2,896
BBVA Bancomer S.A.
6.500% due 03/10/2021		1,250	1,356
6.750% due 09/30/2022		500	552
Cemex S.A.B. de C.V.
4.750% due 01/11/2022	EUR	200	225
6.125% due 05/05/2025		$700	692
Comision Federal de Electricidad
4.875% due 05/26/2021		900	945
4.875% due 01/15/2024		800	820
6.125% due 06/16/2045		600	609
Desarrolladora Homex S.A.B. de C.V.
9.750% due 03/25/2020 ^		125	10
Grupo Televisa S.A.B.
5.000% due 05/13/2045		200	192
Petroleos Mexicanos
4.875% due 01/24/2022		3,100	3,231
5.500% due 06/27/2044		1,940	1,795
5.750% due 03/01/2018		3,000	3,271
6.375% due 01/23/2045		500	518
6.500% due 06/02/2041		9,520	10,007
6.625% due 06/15/2038		700	742
8.000% due 05/03/2019		3,000	3,532
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		100	12

			31,773

SOVEREIGN ISSUES 2.3%
Mexico Government International Bond
4.000% due 03/15/2115	EUR	1,000	972
4.600% due 01/23/2046		$1,108	1,032
4.750% due 03/08/2044		100	96
5.550% due 01/21/2045		2,520	2,696
5.750% due 10/12/2110		700	693
6.050% due 01/11/2040		548	626
7.250% due 12/15/2016	MXN	8,600	575

			6,690

Total Mexico (Cost $38,871)			38,463

MONGOLIA 0.6%

SOVEREIGN ISSUES 0.6%
Mongolia Government International Bond
4.125% due 01/05/2018		$1,000	963
5.125% due 12/05/2022		730	662

Total Mongolia (Cost $1,723)			1,625

MOROCCO 0.7%

SOVEREIGN ISSUES 0.7%
Morocco Government International Bond
4.250% due 12/11/2022		$2,000	2,050

Total Morocco (Cost $2,032)			2,050

NETHERLANDS 1.0%

CORPORATE BONDS & NOTES 1.0%
CIMPOR Financial Operations BV
5.750% due 07/17/2024		$1,400	1,141
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020		300	316
6.950% due 07/10/2042		500	484
7.000% due 05/11/2016		1,000	1,042

Total Netherlands (Cost $3,235)			2,983

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PANAMA 2.3%

SOVEREIGN ISSUES 2.3%
Panama Government International Bond
4.000% due 09/22/2024	$800	$808
4.300% due 04/29/2053	2,600	2,281
8.875% due 09/30/2027	780	1,108
9.375% due 04/01/2029	1,553	2,306

Total Panama (Cost $6,123)		6,503

PARAGUAY 0.3%

SOVEREIGN ISSUES 0.3%
Republic of Paraguay
4.625% due 01/25/2023	$500	$508
6.100% due 08/11/2044	400	407

Total Paraguay (Cost $915)		915

PERU 0.5%

CORPORATE BONDS & NOTES 0.2%
BBVA Banco Continental S.A.
3.250% due 04/08/2018	$200	203
Union Andina de Cementos SAA
5.875% due 10/30/2021	300	304

		507

SOVEREIGN ISSUES 0.3%
Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023	400	381
Peru Government International Bond
8.750% due 11/21/2033	394	597

		978

Total Peru (Cost $1,412)		1,485

PHILIPPINES 0.6%

CORPORATE BONDS & NOTES 0.6%
Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024	$1,300	1,708

Total Philippines (Cost $1,725)		1,708

QATAR 0.2%

CORPORATE BONDS & NOTES 0.2%
Nakilat, Inc.
6.067% due 12/31/2033	$100	116
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	350	400

Total Qatar (Cost $443)		516

RUSSIA 2.2%

CORPORATE BONDS & NOTES 0.7%
SCF Capital Ltd.
5.375% due 10/27/2017	$700	682
Sibur Securities Ltd.
3.914% due 01/31/2018	1,000	953
VimpelCom Holdings BV
5.200% due 02/13/2019	400	384

		2,019

SOVEREIGN ISSUES 1.5%
Russia Government International Bond
3.250% due 04/04/2017	400	409
4.500% due 04/04/2022	2,200	2,164

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.875% due 09/16/2023		$400	$397
5.625% due 04/04/2042		1,300	1,227
5.875% due 09/16/2043		200	194

			4,391

Total Russia (Cost $6,554)			6,410

SENEGAL 0.1%

SOVEREIGN ISSUES 0.1%
Senegal Government International Bond
8.750% due 05/13/2021		$200	224

Total Senegal (Cost $213)			224

SLOVENIA 2.0%

SOVEREIGN ISSUES 2.0%
Slovenia Government International Bond
4.125% due 02/18/2019		$600	625
4.375% due 02/06/2019	EUR	800	1,002
4.750% due 05/10/2018		$900	959
5.250% due 02/18/2024		2,900	3,175

Total Slovenia (Cost $5,515)			5,761

SOUTH AFRICA 2.3%

CORPORATE BONDS & NOTES 1.9%
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$500	507
6.500% due 04/15/2040		100	91
Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		2,000	1,970
6.750% due 08/06/2023		700	713
7.125% due 02/11/2025		1,000	1,014
Transnet SOC Ltd.
4.000% due 07/26/2022		1,100	1,062

			5,357

SOVEREIGN ISSUES 0.4%
South Africa Government International Bond
3.750% due 07/24/2026	EUR	300	344
4.665% due 01/17/2024		$100	103
5.375% due 07/24/2044		800	800

			1,247

Total South Africa (Cost $6,840)			6,604

SRI LANKA 0.6%

CORPORATE BONDS & NOTES 0.2%
National Savings Bank
5.150% due 09/10/2019		$500	485

SOVEREIGN ISSUES 0.4%
Sri Lanka Government International Bond
5.125% due 04/11/2019		500	500
6.250% due 07/27/2021		568	579

			1,079

Total Sri Lanka (Cost $1,568)			1,564

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%
Africa Finance Corp.
4.375% due 04/29/2020		$400	405

Total Supranational (Cost $396)			405

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWEDEN 0.1%

CORPORATE BONDS & NOTES 0.1%
Ciech Group Financing AB
9.500% due 11/30/2019	EUR	200	$244

Total Sweden (Cost $256)			244

THAILAND 0.4%

CORPORATE BONDS & NOTES 0.4%
Thai Oil PCL
3.625% due 01/23/2023		$430	424
4.875% due 01/23/2043		670	624

Total Thailand (Cost $1,079)			1,048

TRINIDAD AND TOBAGO 0.5%

CORPORATE BONDS & NOTES 0.5%
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$992	1,035
9.750% due 08/14/2019		400	468

Total Trinidad and Tobago (Cost $1,423)			1,503

TURKEY 4.1%

CORPORATE BONDS & NOTES 0.5%
Export Credit Bank of Turkey
5.000% due 09/23/2021		$200	202
5.875% due 04/24/2019		400	424
Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		400	398
Turkiye Garanti Bankasi A/S
2.775% due 04/20/2016		400	400

			1,424

SOVEREIGN ISSUES 3.6%
Turkey Government International Bond
4.125% due 04/11/2023	EUR	800	948
4.875% due 04/16/2043		$1,100	1,005
6.000% due 01/14/2041		800	846
6.750% due 05/30/2040		1,700	1,961
7.000% due 03/11/2019		1,500	1,692
7.250% due 03/05/2038		700	849
7.500% due 11/07/2019		1,400	1,618
8.000% due 02/14/2034		1,100	1,421

			10,340

Total Turkey (Cost $11,431)			11,764

UNITED ARAB EMIRATES 0.4%

CORPORATE BONDS & NOTES 0.4%
DP World Ltd.
3.250% due 05/18/2020		$700	697
6.850% due 07/02/2037		400	438

Total United Arab Emirates (Cost $1,034)			1,135

UNITED KINGDOM 0.2%

CORPORATE BONDS & NOTES 0.2%
HBOS PLC
6.750% due 05/21/2018		$400	444

Total United Kingdom (Cost $399)			444

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 2.3%

CORPORATE BONDS & NOTES 2.1%
California Resources Corp.
5.000% due 01/15/2020	$400	$354
5.500% due 09/15/2021	400	348
6.500% due 04/01/2020	400	456
Rio Oil Finance Trust
6.250% due 07/06/2024	3,650	3,595
6.750% due 01/06/2027	1,450	1,409

		6,162

MORTGAGE-BACKED SECURITIES 0.2%
American Home Mortgage Investment Trust
1.923% due 09/25/2045	12	12
Banc of America Commercial Mortgage Trust
5.749% due 06/10/2049	200	211
5.936% due 02/10/2051	140	150
2.639% due 02/25/2036 ^	5	4
Bear Stearns Adjustable Rate Mortgage Trust
2.565% due 01/25/2035	5	5
2.774% due 05/25/2047 ^	36	32
2.757% due 09/25/2037 ^	73	66
2.701% due 01/25/2036 ^	14	13
2.128% due 06/25/2036	6	6
2.379% due 02/25/2037 ^	46	40
2.721% due 07/25/2036 ^	15	15

		554

U.S. GOVERNMENT AGENCIES 0.0%
5.505% due 03/01/2036	$61	64

U.S. TREASURY OBLIGATIONS 0.0%
U.S. Treasury Bonds
9.875% due 11/15/2015 (i)	101	105

Total United States (Cost $6,976)		6,885

URUGUAY 0.4%

SOVEREIGN ISSUES 0.4%
Uruguay Government International Bond
4.500% due 08/14/2024	$682	718
7.625% due 03/21/2036	400	535

Total Uruguay (Cost $1,090)		1,253

VENEZUELA 3.5%

CORPORATE BONDS & NOTES 1.6%
Petroleos de Venezuela S.A.
5.250% due 04/12/2017	$2,610	1,313
5.375% due 04/12/2027	5,490	1,908
5.500% due 04/12/2037	3,050	1,061
8.500% due 11/02/2017	350	242
9.750% due 05/17/2035	250	102

		4,626

SOVEREIGN ISSUES 1.9%
Venezuela Government International Bond
7.000% due 03/31/2038	300	107
7.650% due 04/21/2025	1,130	418
7.750% due 10/13/2019	5,890	2,327
8.250% due 10/13/2024	3,850	1,463
9.000% due 05/07/2023	900	355

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.250% due 05/07/2028	$750	$293
9.375% due 01/13/2034	1,310	521

		5,484

Total Venezuela (Cost $19,824)		10,110

VIRGIN ISLANDS (BRITISH) 3.7%

CORPORATE BONDS & NOTES 3.7%
CNPC General Capital Ltd.
2.750% due 05/14/2019	$500	500
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	2,150	1,978
GTL Trade Finance, Inc.
5.893% due 04/29/2024	2,062	2,022
7.250% due 04/16/2044	200	187
Rosneft Finance S.A.
6.625% due 03/20/2017	1,700	1,766
7.500% due 07/18/2016	3,300	3,443
7.875% due 03/13/2018	600	630

Total Virgin Islands (British) (Cost $10,327)		10,526

ZAMBIA 0.2%

SOVEREIGN ISSUES 0.2%
Zambia Government International Bond
5.375% due 09/20/2022	$500	436

Total Zambia (Cost $493)		436

SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (e) 0.0%
		114

U.S. TREASURY BILLS 0.7%
0.022% due 07/16/2015 - 10/08/2015 (b)(i)	$1,997	1,997

Total Short-Term Instruments (Cost $2,111)		2,111

Total Investments in Securities (Cost $288,410)		274,572

	SHARES
INVESTMENTS IN AFFILIATES 3.8%

SHORT-TERM INSTRUMENTS 3.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.8%
PIMCO Short-Term Floating NAV Portfolio III	1,093,673	10,847

Total Short-Term Instruments (Cost $10,848)		10,847

Total Investments in Affiliates (Cost $10,848)		10,847

Total Investments 98.9% (Cost $299,258)		$285,419

Financial Derivative Instruments (g)(h) (0.5%) (Cost or Premiums, net $(1,182))		(1,525)

Other Assets and Liabilities, net 1.6%		4,675

Net Assets 100.0%		$288,569

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon bond.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$114	Freddie Mac 2.080% due 10/17/2022	$(121)	$114	$114

Total Repurchase Agreements						$(121)	$114	$114

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
CFR	1.000%	05/21/2015	05/20/2017	$(192)	$(192)
FOB	(1.500)%	05/28/2015	05/28/2017	(290)	(290)

Total Reverse Repurchase Agreements					$(482)

(2)

As of June 30, 2015, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended June 30, 2015 was $932 at a weighted average interest rate of (1.192%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of

June 30, 2015:

(f)	Securities with an aggregate market value of $456 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (3)
Global/Master Repurchase Agreement
CFR	$0	$(192)	$0	$0	$(192)	$456	$264
FOB	0	(290)	0	0	(290)	0	(290)
SSB	114	0	0	0	114	(121)	(7)

Total Borrowings and Other Financing Transactions	$114	$(482)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond September Futures	Long	09/2015	23	$17	$21	$(5)
Euro-Bund 10-Year Bond September Futures	Short	09/2015	7	1	3	(2)
U.S. Treasury 10-Year Note September Futures	Short	09/2015	29	32	1	0

Total Futures Contracts				$50	$25	$(7)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.EM-23 5-Year Index	1.000%	06/20/2020	$12,000	$(1,102)	$47	$27	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized (Depreciation)	Variation Margin
								Asset	Liability
Pay	28-Day MXN-TIIE	8.950%	02/19/2019	MXN	11,000	$100	$(13)	$3	$0
Pay	28-Day MXN-TIIE	5.250%	09/06/2019		19,500	8	(5)	5	0

						$108	$(18)	$8	$0

Total Swap Agreements						$(994)	$29	$35	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

Cash of $2,148 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$25	$35	$60	$0	$ (7)	$0	$ (7)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2015	ZAR	8,823	$	727	$5	$(1)

BPS	07/2015	BRL	16,799		5,413	11	(12)
	07/2015	JPY	146,800		1,188	0	(9)
	07/2015	$	5,412	BRL	16,800	0	(66)
	07/2015		4,828	MXN	74,864	0	0
	08/2015	BRL	16,800	$	5,352	11	0

BRC	07/2015	$	1,641	ZAR	20,077	1	(52)

CBK	07/2015		2,930	EUR	2,581	0	0
	09/2015	MXN	19,171	$	1,213	1	0

DUB	07/2015	BRL	12,662		4,667	595	(7)
	07/2015	$	4,076	BRL	12,662	4	(24)
	10/2016	BRL	6,298	$	1,732	0	(31)

GLM	07/2015		4,545		1,431	0	(3)
	07/2015	$	1,465	BRL	4,546	0	0

HUS	07/2015	COP	470,768	$	184	4	0

MSB	07/2015	$	1,190	JPY	146,800	9	0
	07/2015	ZAR	11,418	$	939	5	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2015	EUR	7,426	$	8,347	$64	$(10)
	08/2015	JPY	146,800		1,190	0	0

SCX	07/2015	MXN	74,864		4,802	41	(41)
	09/2015	$	4,774	MXN	74,864	0	0

TOR	07/2015	BRL	496	$	160	0	0
	07/2015	$	160	BRL	496	0	0

Total Forward Foreign Currency Contracts						$751	$(256)

PURCHASED OPTIONS:

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
FBF	Call - OTC EURO STOXX 50 Index	3,600.000	12/20/2019	EUR	0	$129	$156

Total Purchased Options						$129	$156

WRITTEN OPTIONS:

INFLATION CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$	800	$(10)	$0

DUB	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020		800	(8)	(1)

							$(18)	$(1)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FBF	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019	EUR	0	$(127)	$(84)

Total Written Options						$(145)	$(85)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $		Notional Amount in EUR		Premiums
Balance at Beginning of Period	0	$	6,802	EUR	3,600	$(259)
Sales	58		16,300		0	(109)
Closing Buys	0		(5,011)		(1,800)	78
Expirations	(29)		(14,500)		0	94
Exercised	(29)		(1,991)		(1,800)	51

Balance at End of Period	0	$	1,600	EUR	0	$(145)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	06/20/2020	2.528%	$ 300	$(1)	$(3)	$0	$(21)
	Colombia Government International Bond	1.000%	06/20/2019	1.437%	500	0	(7)	0	(8)
	Qatar Government International Bond	1.000%	03/20/2016	0.114%	500	4	3	3	0
	South Africa Government International Bond	1.000%	09/20/2015	0.679%	700	(44)	(3)	1	0
	South Africa Government International Bond	1.000%	06/20/2019	1.741%	1,300	2	8	0	(36)

BPS	South Africa Government International Bond	1.000%	09/20/2015	0.679%	300	(8)	(2)	0	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BRC	Brazil Government International Bond	1.000%	06/20/2019	2.267%	$ 200	$0	$(1)	$0	$(9)
	Colombia Government International Bond	1.000%	06/20/2019	1.437%	100	(19)	(2)	0	(2)
	Export-Import Bank of China	1.000%	09/20/2017	0.473%	550	(14)	26	7	0
	Indonesia Government International Bond	1.000%	03/20/2024	2.289%	100	(6)	5	0	(9)
	Israel Electric Corp. Ltd.	1.000%	09/20/2015	1.034%	500	1	6	0	0
	Panama Government International Bond	1.000%	06/20/2019	1.171%	200	1	(2)	0	(1)
	South Africa Government International Bond	1.000%	09/20/2015	0.679%	200	(1)	(1)	0	0

CBK	Brazil Government International Bond	1.000%	03/20/2016	0.841%	200	(1)	1	0	0
	Brazil Government International Bond	1.000%	09/20/2019	2.310%	100	(58)	(4)	0	(5)
	Brazil Government International Bond	1.000%	03/20/2021	2.689%	1,300	(5)	(54)	0	(112)
	China Government International Bond	1.000%	12/20/2016	0.304%	100	14	6	1	0
	Colombia Government International Bond	1.000%	06/20/2019	1.437%	3,200	(41)	(66)	0	(52)
	Indonesia Government International Bond	1.000%	03/20/2024	2.289%	300	(32)	13	0	(28)
	Russia Government International Bond	1.000%	03/20/2020	3.327%	200	(1)	12	0	(20)

DUB	Brazil Government International Bond	1.000%	03/20/2016	0.841%	200	(23)	1	0	0
	China Government International Bond	1.000%	12/20/2016	0.304%	500	(1)	28	5	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.137%	100	3	2	1	0
	Panama Government International Bond	1.000%	06/20/2019	1.171%	500	(2)	(6)	0	(3)
	Penerbangan Malaysia Berhad	1.000%	03/20/2020	1.216%	200	(1)	0	0	(2)
	Qatar Government International Bond	1.000%	03/20/2016	0.114%	100	1	2	1	0
	South Africa Government International Bond	1.000%	09/20/2015	0.679%	200	(9)	(1)	0	0
	Turkey Government International Bond	1.000%	06/20/2021	2.359%	100	(15)	2	0	(7)

FBF	China Government International Bond	1.000%	12/20/2016	0.304%	300	(19)	18	3	0
	Export-Import Bank of China	1.000%	12/20/2016	0.399%	200	(188)	21	2	0
	Indonesia Government International Bond	1.000%	06/20/2021	1.912%	2,900	0	45	0	(143)

GST	Brazil Government International Bond	1.000%	03/20/2016	0.841%	300	(28)	0	0	0
	Brazil Government International Bond	1.000%	12/20/2018	2.163%	600	(4)	5	0	(23)
	Brazil Government International Bond	1.000%	06/20/2019	2.267%	100	(23)	(1)	0	(5)
	Brazil Government International Bond	1.000%	09/20/2019	2.310%	1,600	(13)	(60)	0	(83)
	Brazil Government International Bond	1.000%	06/20/2020	2.528%	200	10	(1)	0	(14)
	Colombia Government International Bond	1.000%	06/20/2019	1.437%	3,200	(14)	(62)	0	(52)
	Indonesia Government International Bond	1.000%	03/20/2024	2.289%	100	1	5	0	(9)
	Panama Government International Bond	1.000%	06/20/2019	1.171%	100	(7)	(2)	0	(1)

HUS	Brazil Government International Bond	1.000%	09/20/2019	2.310%	400	(25)	(14)	0	(21)
	Colombia Government International Bond	1.000%	06/20/2019	1.437%	3,500	(37)	(32)	0	(57)
	Mexico Government International Bond	1.000%	03/20/2021	1.407%	800	1	20	0	(17)
	Panama Government International Bond	1.000%	06/20/2019	1.171%	200	(214)	(2)	0	(1)
	South Africa Government International Bond	1.000%	03/20/2023	2.444%	2,430	(4)	(18)	0	(232)

JPM	Brazil Government International Bond	1.000%	09/20/2015	0.841%	300	(37)	4	0	0
	Brazil Government International Bond	1.000%	12/20/2019	2.391%	1,000	(20)	(21)	0	(58)
	China Government International Bond	1.000%	12/20/2016	0.304%	400	3	24	4	0
	Colombia Government International Bond	1.000%	06/20/2019	1.437%	500	(22)	(11)	0	(8)
	Indonesia Government International Bond	1.000%	06/20/2019	1.312%	1,000	2	10	0	(12)
	Panama Government International Bond	1.000%	06/20/2019	1.171%	500	(146)	(5)	0	(3)
	Russia Government International Bond	1.000%	06/20/2023	3.513%	1,900	(38)	(157)	0	(303)

MYC	Brazil Government International Bond	1.000%	03/20/2016	0.841%	3,800	0	43	5	0
	Brazil Government International Bond	2.100%	08/20/2016	1.034%	250	(4)	5	5	0
	Brazil Government International Bond	1.000%	09/20/2019	2.310%	300	(56)	(12)	0	(16)
	China Government International Bond	1.000%	12/20/2016	0.304%	1,200	(1)	69	13	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.137%	100	6	2	1	0

RYL	China Government International Bond	1.000%	06/20/2016	0.240%	600	0	(1)	5	0

UAG	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.137%	400	(7)	3	3	0
	Indonesia Government International Bond	1.000%	06/20/2021	1.912%	100	(7)	2	0	(5)

						$(1,158)	$(160)	$60	$(1,378)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	12.230%	01/04/2021	BRL	2,800	$11	$4	$0	$(1)

BPS	Receive	1-Year BRL-CDI	10.910%	01/02/2017		23,300	(13)	215	226	0
	Receive	1-Year BRL-CDI	12.255%	01/02/2017		10,800	13	37	24	0
	Receive	1-Year BRL-CDI	13.900%	01/02/2017		19,400	22	(14)	0	(1)
	Receive	1-Year BRL-CDI	12.360%	01/02/2018		3,600	1	(7)	15	0
	Receive	1-Year BRL-CDI	11.680%	01/04/2021		800	2	4	5	0
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		7,000	(13)	(6)	0	(4)

DUB	Receive	1-Year BRL-CDI	12.255%	01/02/2017		10,100	35	35	22	0
	Pay	1-Year BRL-CDI	12.810%	01/04/2021		12,700	3	9	44	0
	Pay	1-Year BRL-CDI	12.850%	01/04/2021		1,310	5	7	10	0

GLM	Pay	1-Year BRL-CDI	12.850%	01/04/2021		2,100	(1)	10	15	0

HUS	Receive	1-Year BRL-CDI	13.820%	01/02/2017		24,800	6	7	6	0

JPM	Pay	1-Year BRL-CDI	8.650%	01/02/2017		3,400	(3)	(106)	0	(100)

MYC	Pay	1-Year BRL-CDI	12.230%	01/04/2021		2,100	(80)	2	0	(1)

UAG	Pay	1-Year BRL-CDI	8.200%	01/02/2017		31,000	9	(965)	0	(1,045)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018		9,880	9	(50)	0	(41)

							$(8)	$(818)	$367	$(1,193)

Total Swap Agreements							$(1,166)	$(978)	$427	$(2,571)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(i)	Securities with an aggregate market value of $2,102 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$5	$0	$4	$9	$0	$0	$(66)	$(66)	$(57)	$0	$(57)
BPS	22	0	270	292	(88)	0	(5)	(93)	199	(260)	(61)
BRC	1	0	7	8	0	0	(21)	(21)	(13)	0	(13)
CBK	1	0	1	2	(52)	0	(217)	(269)	(267)	273	6
DUB	599	0	83	682	(31)	(1)	(12)	(44)	638	(960)	(322)
FBF	0	156	5	161	0	(84)	(143)	(227)	(66)	0	(66)
GLM	0	0	15	15	(34)	0	0	(34)	(19)	0	(19)
GST	0	0	0	0	0	0	(187)	(187)	(187)	0	(187)
HUS	4	0	6	10	0	0	(328)	(328)	(318)	261	(57)
JPM	0	0	4	4	0	0	(484)	(484)	(480)	562	82
MSB	78	0	0	78	(10)	0	0	(10)	68	0	68
MYC	0	0	24	24	0	0	(17)	(17)	7	(190)	(183)
RYL	0	0	5	5	0	0	0	0	5	0	5
SCX	41	0	0	41	(41)	0	0	(41)	0	0	0
UAG	0	0	3	3	0	0	(1,091)	(1,091)	(1,088)	1,006	(82)

Total Over the Counter	$751	$156	$427	$1,334	$(256)	$(85)	$(2,571)	$(2,912)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$25	$25
Swap Agreements	0	27	0	0	8	35

	$0	$27	$0	$0	$33	$60

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$751	$0	$751
Purchased Options	0	0	156	0	0	156
Swap Agreements	0	60	0	0	367	427

	$0	$60	$156	$751	$367	$1,334

	$0	$87	$156	$751	$400	$1,394

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7	$7

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$256	$0	$256
Written Options	0	0	84	0	1	85
Swap Agreements	0	1,378	0	0	1,193	2,571

	$0	$1,378	$84	$256	$1,194	$2,912

	$0	$1,378	$84	$256	$1,201	$2,919

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$6	$6
Futures	0	0	0	0	91	91
Swap Agreements	0	(294)	0	0	21	(273)

	$0	$(294)	$0	$0	$118	$(176)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$950	$0	$950
Purchased Options	0	0	0	(16)	0	(16)
Written Options	0	0	0	143	11	154
Swap Agreements	0	165	35	0	255	455

	$0	$165	$35	$1,077	$266	$1,543

	$0	$(129)	$35	$1,077	$384	$1,367

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$26	$26
Swap Agreements	0	260	0	0	(18)	242

	$0	$260	$0	$0	$8	$268

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(69)	$0	$(69)
Purchased Options	0	0	48	(12)	0	36
Written Options	0	0	41	31	(1)	71
Swap Agreements	0	113	0	0	(79)	34

	$0	$113	$89	$(50)	$(80)	$72

	$0	$373	$89	$(50)	$(72)	$340

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Azerbaijan
Sovereign Issues	$0	$819	$0	$819
Bermuda
Corporate Bonds & Notes	0	495	0	495
Brazil
Corporate Bonds & Notes	0	27,998	0	27,998
Sovereign Issues	0	10,137	0	10,137
Cayman Islands
Corporate Bonds & Notes	0	7,374	538	7,912
Chile
Corporate Bonds & Notes	0	8,336	0	8,336
Sovereign Issues	0	135	0	135
China
Corporate Bonds & Notes	0	2,978	0	2,978
Colombia
Corporate Bonds & Notes	0	7,341	0	7,341
Sovereign Issues	0	1,068	0	1,068
Costa Rica
Sovereign Issues	0	1,072	0	1,072
Dominican Republic
Sovereign Issues	0	1,115	0	1,115
Ecuador
Sovereign Issues	0	302	0	302
El Salvador
Sovereign Issues	0	6,194	0	6,194
Ethiopia
Sovereign Issues	0	198	0	198
Gabon
Sovereign Issues	0	393	0	393
Ghana
Sovereign Issues	0	456	0	456
Guatemala
Sovereign Issues	0	1,548	0	1,548
Hong Kong
Corporate Bonds & Notes	0	2,870	0	2,870
Hungary
Corporate Bonds & Notes	0	560	0	560
Sovereign Issues	0	109	0	109
India
Corporate Bonds & Notes	0	1,114	0	1,114
Indonesia
Corporate Bonds & Notes	0	12,720	0	12,720
Sovereign Issues	0	12,232	0	12,232
Ireland
Corporate Bonds & Notes	0	8,985	0	8,985
Israel
Corporate Bonds & Notes	0	2,376	0	2,376
Sovereign Issues	0	788	0	788
Ivory Coast
Sovereign Issues	0	569	0	569
Kazakhstan
Corporate Bonds & Notes	0	9,658	0	9,658
Sovereign Issues	0	1,544	0	1,544
Luxembourg
Corporate Bonds & Notes	0	17,681	0	17,681
Malaysia
Corporate Bonds & Notes	0	194	0	194
Mexico
Corporate Bonds & Notes	0	31,773	0	31,773
Sovereign Issues	0	6,690	0	6,690
Mongolia
Sovereign Issues	0	1,625	0	1,625
Morocco
Sovereign Issues	0	2,050	0	2,050
Netherlands
Corporate Bonds & Notes	0	2,983	0	2,983
Panama
Sovereign Issues	0	6,503	0	6,503
Paraguay
Sovereign Issues	0	915	0	915
Peru
Corporate Bonds & Notes	0	507	0	507
Sovereign Issues	0	978	0	978

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Philippines
Corporate Bonds & Notes	$0	$1,708	$0	$1,708
Qatar
Corporate Bonds & Notes	0	516	0	516
Russia
Corporate Bonds & Notes	0	2,019	0	2,019
Sovereign Issues	0	4,391	0	4,391
Senegal
Sovereign Issues	0	224	0	224
Slovenia
Sovereign Issues	0	5,761	0	5,761
South Africa
Corporate Bonds & Notes	0	5,357	0	5,357
Sovereign Issues	0	1,247	0	1,247
Sri Lanka
Corporate Bonds & Notes	0	485	0	485
Sovereign Issues	0	1,079	0	1,079
Supranational
Corporate Bonds & Notes	0	405	0	405
Sweden
Corporate Bonds & Notes	0	244	0	244
Thailand
Corporate Bonds & Notes	0	1,048	0	1,048
Trinidad and Tobago
Corporate Bonds & Notes	0	1,503	0	1,503
Turkey
Corporate Bonds & Notes	0	1,026	398	1,424
Sovereign Issues	0	10,340	0	10,340
United Arab Emirates
Corporate Bonds & Notes	0	1,135	0	1,135
United Kingdom
Corporate Bonds & Notes	0	444	0	444
United States
Corporate Bonds & Notes	0	6,162	0	6,162
Mortgage-Backed Securities	0	554	0	554
U.S. Government Agencies	0	64	0	64
U.S. Treasury Obligations	0	105	0	105
Uruguay
Sovereign Issues	0	1,253	0	1,253
Venezuela
Corporate Bonds & Notes	0	4,626	0	4,626
Sovereign Issues	0	5,484	0	5,484
Virgin Islands (British)
Corporate Bonds & Notes	0	10,526	0	10,526
Zambia
Sovereign Issues	0	436	0	436
Short-Term Instruments
Repurchase Agreements	0	114	0	114
U.S. Treasury Bills	0	1,997	0	1,997
	$0	$273,636	$936	$274,572

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	10,847	0	0	10,847

Total Investments	$10,847	$273,636	$936	$285,419

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	25	35	0	60
Over the counter	0	1,334	0	1,334
	$25	$1,369	$0	$1,394

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(7)	0	0	(7)
Over the counter	0	(2,912)	0	(2,912)
	$(7)	$(2,912)	$0	$(2,919)

Totals	$10,865	$272,093	$936	$283,894

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Emerging Markets Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class, Advisor, and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio.

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed

SEMIANNUAL REPORT	JUNE 30, 2015	23

Notes to Financial Statements (Cont.)

income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and

others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$19	$0	$(19)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$9,501	$60,334	$(59,000)	$(36)	$48	$10,847	$34	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates,

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings,

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$31	$46,813	$38,704

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	352	$4,508	492	$6,747
Class M	22	280	2	27
Administrative Class	2,443	31,446	2,612	35,915
Advisor Class	389	4,997	2,043	28,156
Issued as reinvestment of distributions
Institutional Class	17	215	20	268
Class M	0	3	0	0
Administrative Class	483	6,178	1,387	18,661
Advisor Class	74	946	203	2,727
Cost of shares redeemed
Institutional Class	(43)	(554)	(47)	(638)
Class M	(1)	(11)	0	0
Administrative Class	(2,737)	(35,049)	(5,373)	(73,685)
Advisor Class	(581)	(7,434)	(1,523)	(20,808)
Net increase (decrease) resulting from Portfolio share transactions	418	$5,525	(184)	$(2,630)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 70% of the Portfolio. One shareholder is a related party and comprises 59% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$299,514	$7,669	$(21,764)	$(14,095)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A
BPS	BNP Paribas S.A.	FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
CFR	Credit Suisse Securities (Europe) Ltd.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
BRL	Brazilian Real	JPY	Japanese Yen	USD (or $)	United States Dollar
COP	Colombian Peso	MXN	Mexican Peso	ZAR	South African Rand
EUR	Euro

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate

38	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	39

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT16SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Emerging Markets Bond Portfolio

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in

4	PIMCO VARIABLE INSURANCE TRUST

the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

SEMIANNUAL REPORT	JUNE 30, 2015	5

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

Mexico	13.5%
Brazil	13.4%
Indonesia	8.7%
Luxembourg	6.2%
Short-Term Instruments‡	4.5%
Other	53.7%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	Class Inception (03/31/2006)
PIMCO Emerging Markets Bond Portfolio Advisor Class	2.35%	-4.23%	5.05%	6.05%
JPMorgan Emerging Markets Bond Index (EMBI) Global±	1.76%	-1.57%	6.52%	7.17%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.10% for Advisor Class shares.

± JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$1,023.50	$1,019.23
Expenses Paid During Period†	$5.49	$5.48
Net Annualized Expense Ratio	1.10%	1.10%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities, and may be denominated in non-U.S. currencies and the U.S. dollar.

Portfolio Insights

»

A tactical overweight to Russian external quasi-sovereign and corporate debt contributed positively to performance as Russian corporate debt outperformed the JPMorgan Emerging Markets Bond Index (EMBI) Global, the Portfolio’s benchmark index, over the reporting period.

»

A tactical overweight to Colombian external quasi-sovereign and corporate debt contributed positively to performance as Colombian corporate debt outperformed the Portfolio’s benchmark index over the reporting period.

»	An underweight to Argentine external sovereign debt detracted from performance as Argentinian sovereign debt outperformed the Portfolio’s benchmark index over the reporting period.

»	An underweight to Venezuela external sovereign debt detracted from performance as Venezuelan sovereign debt outperformed the Portfolio’s benchmark index over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Emerging Markets Bond Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Advisor Class
Net asset value beginning of year or period	$12.69	$13.44	$15.32	$13.65	$13.54	$12.68
Net investment income (a)	0.30	0.65	0.66	0.65	0.64	0.58
Net realized/unrealized gain (loss)	0.00	(0.43)	(1.72)	1.72	0.18	0.92
Total from Investment Operations	0.30	0.22	(1.06)	2.37	0.82	1.50
Dividends from net investment income	(0.32)	(0.71)	(0.70)	(0.70)	(0.71)	(0.64)
Distributions from net realized capital gains	0.00	(0.26)	(0.12)	0.00	0.00	0.00
Total distributions	(0.32)	(0.97)	(0.82)	(0.70)	(0.71)	(0.64)
Net asset value end of year or period	$12.67	$12.69	$13.44	$15.32	$13.65	$13.54
Total return	2.35%	1.41%	(7.04)%	17.75%	6.21%	12.03%
Net assets end of year or period (000s)	$37,140	$38,685	$31,270	$52,398	$27,889	$25,832
Ratio of expenses to average net assets	1.10%*	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of expenses to average net assets excluding interest expense	1.10%*	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	4.75%*	4.73%	4.56%	4.42%	4.70%	4.33%
Portfolio turnover rate	14%	29%	24%	20%	15%	197%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	7

Statement of Assets and Liabilities PIMCO Emerging Markets Bond Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$274,572
Investments in Affiliates	10,847
Financial Derivative Instruments
Exchange-traded or centrally cleared	60
Over the counter	1,334
Deposits with counterparty	2,148
Foreign currency, at value	84
Receivable for investments sold	415
Receivable for Portfolio shares sold	58
Interest receivable	4,617
Dividends receivable from Affiliates	6
Total Assets	294,141

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$482
Financial Derivative Instruments
Exchange-traded or centrally cleared	7
Over the counter	2,912
Payable for investments purchased	190
Payable for investments in Affiliates purchased	6
Deposits from counterparty	1,410
Payable for Portfolio shares redeemed	311
Overdraft due to custodian	8
Accrued investment advisory fees	109
Accrued supervisory and administrative fees	97
Accrued distribution fees	8
Accrued servicing fees	30
Other liabilities	2
Total Liabilities	5,572

Net Assets	$288,569

Net Assets Consist of:
Paid in capital	$297,267
Undistributed net investment income	7,014
Accumulated undistributed net realized (loss)	(1,549)
Net unrealized (depreciation)	(14,163)
$288,569

Net Assets:
Institutional Class	$10,382
Administrative Class	240,750
Advisor Class	37,140
Class M	297

Shares Issued and Outstanding:
Institutional Class	819
Administrative Class	18,997
Advisor Class	2,931
Class M	23

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.67
Administrative Class	12.67
Advisor Class	12.67
Class M	12.67

Cost of Investments in Securities	$288,410
Cost of Investments in Affiliates	$10,848
Cost of Foreign Currency Held	$85
Cost or Premiums of Financial Derivative Instruments, net	$(1,182)

* Includes repurchase agreements of:	$114

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Emerging Markets Bond Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$8,334
Dividends from Investments in Affiliates	34
Total Income	8,368

Expenses:
Investment advisory fees	644
Supervisory and administrative fees	573
Servicing fees - Administrative Class	180
Distribution and/or servicing fees - Advisor Class	47
Trustee fees	2
Interest expense	1
Total Expenses	1,447

Net Investment Income	6,921

Net Realized Gain (Loss):
Investments in securities	(3,954)
Investments in Affiliates	(36)
Exchange-traded or centrally cleared financial derivative instruments	(176)
Over the counter financial derivative instruments	1,543
Foreign currency	(22)

Net Realized (Loss)	(2,645)

Net Change in Unrealized Appreciation:
Investments in securities	2,082
Investments in Affiliates	48
Exchange-traded or centrally cleared financial derivative instruments	268
Over the counter financial derivative instruments	72
Foreign currency assets and liabilities	27

Net Change in Unrealized Appreciation	2,497

Net Increase in Net Assets Resulting from Operations	$6,773

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statements of Changes in Net Assets PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$6,921	$14,710
Net realized gain (loss)	(2,645)	3,559
Net change in unrealized appreciation (depreciation)	2,497	(13,272)

Net Increase in Net Assets Resulting from Operations	6,773	4,997

Distributions to Shareholders:
From net investment income
Institutional Class	(215)	(154)
Administrative Class	(6,182)	(13,901)
Advisor Class	(946)	(1,951)
Class M	(3)	0
From net realized capital gains
Institutional Class	0	(114)
Administrative Class	0	(4,760)
Advisor Class	0	(776)
Class M	0	0

Total Distributions	(7,346)	(21,656)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	5,525	(2,630)

Total Increase (Decrease) in Net Assets	4,952	(19,289)

Net Assets:
Beginning of period	283,617	302,906
End of period*	$288,569	$283,617

* Including undistributed net investment income of:	$7,014	$7,439

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Portfolio

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.1%

AZERBAIJAN 0.3%

SOVEREIGN ISSUES 0.3%
Republic of Azerbaijan International Bond
4.750% due 03/18/2024		$800	$819

Total Azerbaijan (Cost $786)			819

BERMUDA 0.2%

CORPORATE BONDS & NOTES 0.2%
Ooredoo International Finance Ltd.
4.500% due 01/31/2043		$500	495

Total Bermuda (Cost $489)			495

BRAZIL 13.2%

CORPORATE BONDS & NOTES 9.7%
Banco BTG Pactual S.A.
4.000% due 01/16/2020		$300	283
Banco do Brasil S.A.
3.875% due 10/10/2022		2,780	2,530
6.000% due 01/22/2020		2,620	2,810
Banco do Nordeste do Brasil S.A.
4.375% due 05/03/2019		450	454
Banco Santander Brasil S.A.
4.625% due 02/13/2017		1,400	1,445
BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros
5.500% due 07/16/2020		500	533
Brazil Minas SPE Via State of Minas Gerais
5.333% due 02/15/2028		1,500	1,425
BRF S.A.
3.950% due 05/22/2023		1,500	1,427
Caixa Economica Federal
4.500% due 10/03/2018		500	504
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		1,500	1,533
CSN Islands Corp.
6.875% due 09/21/2019		200	179
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		400	392
Petrobras Global Finance BV
2.643% due 03/17/2017		1,200	1,178
3.250% due 03/17/2017		700	690
5.750% due 01/20/2020		9,750	9,685
6.850% due 06/05/2115		1,000	829
7.875% due 03/15/2019		1,600	1,703
Samarco Mineracao S.A.
5.750% due 10/24/2023		400	398

			27,998

SOVEREIGN ISSUES 3.5%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		600	606
6.369% due 06/16/2018		840	903
6.500% due 06/10/2019		830	899
Brazil Government International Bond
5.000% due 01/27/2045		2,210	1,923
5.625% due 01/07/2041		50	48
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017	BRL	38	12
10.000% due 01/01/2021		8,000	2,321
10.000% due 01/01/2025		12,300	3,425

			10,137

Total Brazil (Cost $40,647)			38,135

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 2.7%

CORPORATE BONDS & NOTES 2.7%
AES Andres Dominicana Ltd.
9.500% due 11/12/2020	$800	$848
Banco Continental S.A. Via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020	600	651
CAR, Inc.
6.125% due 02/04/2020	400	410
ENN Energy Holdings Ltd.
6.000% due 05/13/2021	400	443
Interoceanica Finance Ltd.
0.000% due 11/30/2018 (c)	79	74
0.000% due 11/30/2025 (c)	381	284
0.000% due 05/15/2030 (c)	800	464
Lamar Funding Ltd.
3.958% due 05/07/2025	1,100	1,072
Lima Metro Line 2 Finance Ltd.
5.875% due 07/05/2034	1,000	1,024
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022	765	593
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023	1,517	1,046
6.750% due 10/01/2023	1,287	926
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018 (c)	81	77

Total Cayman Islands (Cost $8,601)		7,912

CHILE 2.9%

CORPORATE BONDS & NOTES 2.9%
Banco del Estado de Chile
4.125% due 10/07/2020	$700	743
Banco Santander Chile
3.875% due 09/20/2022	500	506
Celulosa Arauco y Constitucion S.A.
4.500% due 08/01/2024	300	305
5.000% due 01/21/2021	1,000	1,063
Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042	400	353
4.875% due 11/04/2044	600	574
Corpbanca S.A.
3.875% due 09/22/2019	600	610
E.CL S.A.
5.625% due 01/15/2021	800	872
Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024	1,500	1,516
GNL Quintero S.A.
4.634% due 07/31/2029	800	803
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	1,000	991

		8,336

SOVEREIGN ISSUES 0.0%
Chile Government International Bond
3.625% due 10/30/2042	150	135

Total Chile (Cost $8,346)		8,471

CHINA 1.0%

CORPORATE BONDS & NOTES 1.0%
CCCI Treasure Ltd.
3.500% due 04/21/2020 (d)	$800	795
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023	600	631

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sinopec Group Overseas Development Ltd.
4.375% due 04/10/2024		$700	$735
4.875% due 05/17/2042		500	515
Three Gorges Finance Cayman Islands Ltd.
3.700% due 06/10/2025		300	302

Total China (Cost $2,892)			2,978

COLOMBIA 2.9%

CORPORATE BONDS & NOTES 2.5%
Ecopetrol S.A.
5.875% due 09/18/2023		$2,000	2,105
5.875% due 05/28/2045		1,700	1,509
7.375% due 09/18/2043		900	946
7.625% due 07/23/2019		2,390	2,781

			7,341

SOVEREIGN ISSUES 0.4%
Colombia Government International Bond
6.125% due 01/18/2041		150	163
8.125% due 05/21/2024		300	386
10.375% due 01/28/2033		225	340
12.000% due 10/22/2015	COP	457,000	179

			1,068

Total Colombia (Cost $8,402)			8,409

COSTA RICA 0.4%

SOVEREIGN ISSUES 0.4%
Costa Rica Government International Bond
4.250% due 01/26/2023		$600	557
4.375% due 04/30/2025		200	181
5.625% due 04/30/2043		400	334

Total Costa Rica (Cost $1,200)			1,072

DOMINICAN REPUBLIC 0.4%

SOVEREIGN ISSUES 0.4%
Dominican Republic International Bond
5.500% due 01/27/2025		$700	705
6.850% due 01/27/2045		400	410

Total Dominican Republic (Cost $1,127)			1,115

ECUADOR 0.1%

SOVEREIGN ISSUES 0.1%
Ecuador Government International Bond
10.500% due 03/24/2020		$300	302

Total Ecuador (Cost $323)			302

EL SALVADOR 2.1%

SOVEREIGN ISSUES 2.1%
El Salvador Government International Bond
5.875% due 01/30/2025		$3,300	3,180
6.375% due 01/18/2027		400	389
7.625% due 02/01/2041		560	559
7.650% due 06/15/2035		2,045	2,066

Total El Salvador (Cost $6,629)			6,194

ETHIOPIA 0.1%

SOVEREIGN ISSUES 0.1%
Federal Democratic Republic of Ethiopia
6.625% due 12/11/2024		$200	198

Total Ethiopia (Cost $200)			198

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GABON 0.1%

SOVEREIGN ISSUES 0.1%
Gabonese Republic
6.375% due 12/12/2024	$402	$393

Total Gabon (Cost $403)		393

GHANA 0.2%

SOVEREIGN ISSUES 0.2%
Republic of Ghana
8.125% due 01/18/2026 (f)	$500	456

Total Ghana (Cost $496)		456

GUATEMALA 0.5%

SOVEREIGN ISSUES 0.5%
Guatemala Government International Bond
4.875% due 02/13/2028	$410	403
5.750% due 06/06/2022	1,060	1,145

Total Guatemala (Cost $1,500)		1,548

HONG KONG 1.0%

CORPORATE BONDS & NOTES 1.0%
CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020	$600	592
CNOOC Finance Ltd.
3.875% due 05/02/2022	700	710
CNOOC Finance USA LLC
3.500% due 05/05/2025	200	193
CNOOC Nexen Finance ULC
4.250% due 04/30/2024	700	715
Nexen Energy ULC
6.400% due 05/15/2037	50	60
7.500% due 07/30/2039	450	600

Total Hong Kong (Cost $2,817)		2,870

HUNGARY 0.2%

CORPORATE BONDS & NOTES 0.2%
MFB Magyar Fejlesztesi Bank Zrt
6.250% due 10/21/2020	$500	560

SOVEREIGN ISSUES 0.0%
Hungary Government International Bond
5.375% due 02/21/2023	100	109

Total Hungary (Cost $597)		669

INDIA 0.4%

CORPORATE BONDS & NOTES 0.4%
ICICI Bank Ltd.
4.750% due 11/25/2016	$500	520
ONGC Videsh Ltd.
2.500% due 05/07/2018	200	200
3.750% due 05/07/2023	200	194
State Bank of India
4.500% due 07/27/2015	200	200

Total India (Cost $1,074)		1,114

INDONESIA 8.6%

CORPORATE BONDS & NOTES 4.4%
Majapahit Holding BV
7.250% due 06/28/2017	$700	763
7.750% due 01/20/2020	1,540	1,784

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.875% due 06/29/2037		$700	$811
Pelabuhan Indonesia PT
4.250% due 05/05/2025		400	377
4.875% due 10/01/2024		500	499
5.375% due 05/05/2045		200	176
Pertamina Persero PT
4.300% due 05/20/2023		2,300	2,208
5.625% due 05/20/2043		500	446
6.000% due 05/03/2042		1,500	1,399
6.450% due 05/30/2044		4,300	4,257

			12,720

SOVEREIGN ISSUES 4.2%
Indonesia Government International Bond
2.875% due 07/08/2021	EUR	300	338
4.625% due 04/15/2043		$1,700	1,534
6.625% due 02/17/2037		900	1,022
6.750% due 01/15/2044		2,100	2,441
6.875% due 03/09/2017		3,200	3,488
7.750% due 01/17/2038		100	128
11.625% due 03/04/2019		2,500	3,281

			12,232

Total Indonesia (Cost $24,645)			24,952

IRELAND 3.1%

CORPORATE BONDS & NOTES 3.1%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		$1,100	1,208
Borets Finance Ltd.
7.625% due 09/26/2018		700	626
Metalloinvest Finance Ltd.
5.625% due 04/17/2020		800	736
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022		300	261
6.604% due 02/03/2021		1,300	1,316
OJSC Novolipetsk Steel via Steel Funding Ltd.
4.450% due 02/19/2018		1,200	1,166
Phosagro OAO Via Phosagro Bond Funding Ltd.
4.204% due 02/13/2018		400	388
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		500	508
5.450% due 11/22/2017		700	707
6.025% due 07/05/2022		2,080	1,873
6.902% due 07/09/2020		200	196

Total Ireland (Cost $9,291)			8,985

ISRAEL 1.1%

CORPORATE BONDS & NOTES 0.8%
Israel Electric Corp. Ltd.
5.000% due 11/12/2024		$2,000	2,036
7.250% due 01/15/2019		300	340

			2,376

SOVEREIGN ISSUES 0.3%
Israel Government International Bond
4.500% due 01/30/2043		800	788

Total Israel (Cost $3,084)			3,164

IVORY COAST 0.2%

SOVEREIGN ISSUES 0.2%
Ivory Coast Government International Bond
5.375% due 07/23/2024		$600	569

Total Ivory Coast (Cost $589)			569

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KAZAKHSTAN 3.9%

CORPORATE BONDS & NOTES 3.4%
Intergas Finance BV
6.375% due 05/14/2017		$300	$312
KazMunayGas National Co. JSC
4.400% due 04/30/2023		700	641
5.750% due 04/30/2043		1,000	839
6.000% due 11/07/2044		700	603
7.000% due 05/05/2020		5,200	5,611
Samruk-Energy JSC
3.750% due 12/20/2017		1,400	1,365
Zhaikmunai LLP
7.125% due 11/13/2019		300	287

			9,658

SOVEREIGN ISSUES 0.5%
Kazakhstan Government International Bond
3.875% due 10/14/2024		900	850
4.875% due 10/14/2044		800	694

			1,544

Total Kazakhstan (Cost $11,443)			11,202

LUXEMBOURG 6.1%

CORPORATE BONDS & NOTES 6.1%
ContourGlobal Power Holdings S.A.
7.125% due 06/01/2019		$200	211
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		1,800	1,539
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		2,580	2,574
6.212% due 11/22/2016		330	343
6.510% due 03/07/2022		750	755
7.288% due 08/16/2037		460	455
9.250% due 04/23/2019		2,200	2,453
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		1,920	1,892
6.299% due 05/15/2017		1,640	1,656
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		1,200	1,213
5.717% due 06/16/2021		600	577
6.125% due 02/07/2022		3,500	3,386
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017		600	627

Total Luxembourg (Cost $18,623)			17,681

MALAYSIA 0.1%

CORPORATE BONDS & NOTES 0.1%
Petronas Capital Ltd.
4.500% due 03/18/2045		$200	194

Total Malaysia (Cost $198)			194

		SHARES
MEXICO 13.3%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. (a)		5	0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 11.0%
America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	6,000	368

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banco Inbursa S.A. Institucion de Banca Multiple
4.125% due 06/06/2024		$3,000	$2,896
BBVA Bancomer S.A.
6.500% due 03/10/2021		1,250	1,356
6.750% due 09/30/2022		500	552
Cemex S.A.B. de C.V.
4.750% due 01/11/2022	EUR	200	225
6.125% due 05/05/2025		$700	692
Comision Federal de Electricidad
4.875% due 05/26/2021		900	945
4.875% due 01/15/2024		800	820
6.125% due 06/16/2045		600	609
Desarrolladora Homex S.A.B. de C.V.
9.750% due 03/25/2020 ^		125	10
Grupo Televisa S.A.B.
5.000% due 05/13/2045		200	192
Petroleos Mexicanos
4.875% due 01/24/2022		3,100	3,231
5.500% due 06/27/2044		1,940	1,795
5.750% due 03/01/2018		3,000	3,271
6.375% due 01/23/2045		500	518
6.500% due 06/02/2041		9,520	10,007
6.625% due 06/15/2038		700	742
8.000% due 05/03/2019		3,000	3,532
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		100	12

			31,773

SOVEREIGN ISSUES 2.3%
Mexico Government International Bond
4.000% due 03/15/2115	EUR	1,000	972
4.600% due 01/23/2046		$1,108	1,032
4.750% due 03/08/2044		100	96
5.550% due 01/21/2045		2,520	2,696
5.750% due 10/12/2110		700	693
6.050% due 01/11/2040		548	626
7.250% due 12/15/2016	MXN	8,600	575

			6,690

Total Mexico (Cost $38,871)			38,463

MONGOLIA 0.6%

SOVEREIGN ISSUES 0.6%
Mongolia Government International Bond
4.125% due 01/05/2018		$1,000	963
5.125% due 12/05/2022		730	662

Total Mongolia (Cost $1,723)			1,625

MOROCCO 0.7%

SOVEREIGN ISSUES 0.7%
Morocco Government International Bond
4.250% due 12/11/2022		$2,000	2,050

Total Morocco (Cost $2,032)			2,050

NETHERLANDS 1.0%

CORPORATE BONDS & NOTES 1.0%
CIMPOR Financial Operations BV
5.750% due 07/17/2024		$1,400	1,141
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020		300	316
6.950% due 07/10/2042		500	484
7.000% due 05/11/2016		1,000	1,042

Total Netherlands (Cost $3,235)			2,983

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PANAMA 2.3%

SOVEREIGN ISSUES 2.3%
Panama Government International Bond
4.000% due 09/22/2024	$800	$808
4.300% due 04/29/2053	2,600	2,281
8.875% due 09/30/2027	780	1,108
9.375% due 04/01/2029	1,553	2,306

Total Panama (Cost $6,123)		6,503

PARAGUAY 0.3%

SOVEREIGN ISSUES 0.3%
Republic of Paraguay
4.625% due 01/25/2023	$500	$508
6.100% due 08/11/2044	400	407

Total Paraguay (Cost $915)		915

PERU 0.5%

CORPORATE BONDS & NOTES 0.2%
BBVA Banco Continental S.A.
3.250% due 04/08/2018	$200	203
Union Andina de Cementos SAA
5.875% due 10/30/2021	300	304

		507

SOVEREIGN ISSUES 0.3%
Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023	400	381
Peru Government International Bond
8.750% due 11/21/2033	394	597

		978

Total Peru (Cost $1,412)		1,485

PHILIPPINES 0.6%

CORPORATE BONDS & NOTES 0.6%
Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024	$1,300	1,708

Total Philippines (Cost $1,725)		1,708

QATAR 0.2%

CORPORATE BONDS & NOTES 0.2%
Nakilat, Inc.
6.067% due 12/31/2033	$100	116
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	350	400

Total Qatar (Cost $443)		516

RUSSIA 2.2%

CORPORATE BONDS & NOTES 0.7%
SCF Capital Ltd.
5.375% due 10/27/2017	$700	682
Sibur Securities Ltd.
3.914% due 01/31/2018	1,000	953
VimpelCom Holdings BV
5.200% due 02/13/2019	400	384

		2,019

SOVEREIGN ISSUES 1.5%
Russia Government International Bond
3.250% due 04/04/2017	400	409
4.500% due 04/04/2022	2,200	2,164

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.875% due 09/16/2023		$400	$397
5.625% due 04/04/2042		1,300	1,227
5.875% due 09/16/2043		200	194

			4,391

Total Russia (Cost $6,554)			6,410

SENEGAL 0.1%

SOVEREIGN ISSUES 0.1%
Senegal Government International Bond
8.750% due 05/13/2021		$200	224

Total Senegal (Cost $213)			224

SLOVENIA 2.0%

SOVEREIGN ISSUES 2.0%
Slovenia Government International Bond
4.125% due 02/18/2019		$600	625
4.375% due 02/06/2019	EUR	800	1,002
4.750% due 05/10/2018		$900	959
5.250% due 02/18/2024		2,900	3,175

Total Slovenia (Cost $5,515)			5,761

SOUTH AFRICA 2.3%

CORPORATE BONDS & NOTES 1.9%
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$500	507
6.500% due 04/15/2040		100	91
Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		2,000	1,970
6.750% due 08/06/2023		700	713
7.125% due 02/11/2025		1,000	1,014
Transnet SOC Ltd.
4.000% due 07/26/2022		1,100	1,062

			5,357

SOVEREIGN ISSUES 0.4%
South Africa Government International Bond
3.750% due 07/24/2026	EUR	300	344
4.665% due 01/17/2024		$100	103
5.375% due 07/24/2044		800	800

			1,247

Total South Africa (Cost $6,840)			6,604

SRI LANKA 0.6%

CORPORATE BONDS & NOTES 0.2%
National Savings Bank
5.150% due 09/10/2019		$500	485

SOVEREIGN ISSUES 0.4%
Sri Lanka Government International Bond
5.125% due 04/11/2019		500	500
6.250% due 07/27/2021		568	579

			1,079

Total Sri Lanka (Cost $1,568)			1,564

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%
Africa Finance Corp.
4.375% due 04/29/2020		$400	405

Total Supranational (Cost $396)			405

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWEDEN 0.1%

CORPORATE BONDS & NOTES 0.1%
Ciech Group Financing AB
9.500% due 11/30/2019	EUR	200	$244

Total Sweden (Cost $256)			244

THAILAND 0.4%

CORPORATE BONDS & NOTES 0.4%
Thai Oil PCL
3.625% due 01/23/2023		$430	424
4.875% due 01/23/2043		670	624

Total Thailand (Cost $1,079)			1,048

TRINIDAD AND TOBAGO 0.5%

CORPORATE BONDS & NOTES 0.5%
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$992	1,035
9.750% due 08/14/2019		400	468

Total Trinidad and Tobago (Cost $1,423)			1,503

TURKEY 4.1%

CORPORATE BONDS & NOTES 0.5%
Export Credit Bank of Turkey
5.000% due 09/23/2021		$200	202
5.875% due 04/24/2019		400	424
Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		400	398
Turkiye Garanti Bankasi A/S
2.775% due 04/20/2016		400	400

			1,424

SOVEREIGN ISSUES 3.6%
Turkey Government International Bond
4.125% due 04/11/2023	EUR	800	948
4.875% due 04/16/2043		$1,100	1,005
6.000% due 01/14/2041		800	846
6.750% due 05/30/2040		1,700	1,961
7.000% due 03/11/2019		1,500	1,692
7.250% due 03/05/2038		700	849
7.500% due 11/07/2019		1,400	1,618
8.000% due 02/14/2034		1,100	1,421

			10,340

Total Turkey (Cost $11,431)			11,764

UNITED ARAB EMIRATES 0.4%

CORPORATE BONDS & NOTES 0.4%
DP World Ltd.
3.250% due 05/18/2020		$700	697
6.850% due 07/02/2037		400	438

Total United Arab Emirates (Cost $1,034)			1,135

UNITED KINGDOM 0.2%

CORPORATE BONDS & NOTES 0.2%
HBOS PLC
6.750% due 05/21/2018		$400	444

Total United Kingdom (Cost $399)			444

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 2.3%

CORPORATE BONDS & NOTES 2.1%
California Resources Corp.
5.000% due 01/15/2020	$400	$354
5.500% due 09/15/2021	400	348
6.500% due 04/01/2020	400	456
Rio Oil Finance Trust
6.250% due 07/06/2024	3,650	3,595
6.750% due 01/06/2027	1,450	1,409

		6,162

MORTGAGE-BACKED SECURITIES 0.2%
American Home Mortgage Investment Trust
1.923% due 09/25/2045	12	12
Banc of America Commercial Mortgage Trust
5.749% due 06/10/2049	200	211
5.936% due 02/10/2051	140	150
2.639% due 02/25/2036 ^	5	4
Bear Stearns Adjustable Rate Mortgage Trust
2.565% due 01/25/2035	5	5
2.774% due 05/25/2047 ^	36	32
2.757% due 09/25/2037 ^	73	66
2.701% due 01/25/2036 ^	14	13
2.128% due 06/25/2036	6	6
2.379% due 02/25/2037 ^	46	40
2.721% due 07/25/2036 ^	15	15

		554

U.S. GOVERNMENT AGENCIES 0.0%
5.505% due 03/01/2036	$61	64

U.S. TREASURY OBLIGATIONS 0.0%
U.S. Treasury Bonds
9.875% due 11/15/2015 (i)	101	105

Total United States (Cost $6,976)		6,885

URUGUAY 0.4%

SOVEREIGN ISSUES 0.4%
Uruguay Government International Bond
4.500% due 08/14/2024	$682	718
7.625% due 03/21/2036	400	535

Total Uruguay (Cost $1,090)		1,253

VENEZUELA 3.5%

CORPORATE BONDS & NOTES 1.6%
Petroleos de Venezuela S.A.
5.250% due 04/12/2017	$2,610	1,313
5.375% due 04/12/2027	5,490	1,908
5.500% due 04/12/2037	3,050	1,061
8.500% due 11/02/2017	350	242
9.750% due 05/17/2035	250	102

		4,626

SOVEREIGN ISSUES 1.9%
Venezuela Government International Bond
7.000% due 03/31/2038	300	107
7.650% due 04/21/2025	1,130	418
7.750% due 10/13/2019	5,890	2,327
8.250% due 10/13/2024	3,850	1,463
9.000% due 05/07/2023	900	355

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.250% due 05/07/2028	$750	$293
9.375% due 01/13/2034	1,310	521

		5,484

Total Venezuela (Cost $19,824)		10,110

VIRGIN ISLANDS (BRITISH) 3.7%

CORPORATE BONDS & NOTES 3.7%
CNPC General Capital Ltd.
2.750% due 05/14/2019	$500	500
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	2,150	1,978
GTL Trade Finance, Inc.
5.893% due 04/29/2024	2,062	2,022
7.250% due 04/16/2044	200	187
Rosneft Finance S.A.
6.625% due 03/20/2017	1,700	1,766
7.500% due 07/18/2016	3,300	3,443
7.875% due 03/13/2018	600	630

Total Virgin Islands (British) (Cost $10,327)		10,526

ZAMBIA 0.2%

SOVEREIGN ISSUES 0.2%
Zambia Government International Bond
5.375% due 09/20/2022	$500	436

Total Zambia (Cost $493)		436

SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (e) 0.0%
		114

U.S. TREASURY BILLS 0.7%
0.022% due 07/16/2015 - 10/08/2015 (b)(i)	$1,997	1,997

Total Short-Term Instruments (Cost $2,111)		2,111

Total Investments in Securities (Cost $288,410)		274,572

	SHARES
INVESTMENTS IN AFFILIATES 3.8%

SHORT-TERM INSTRUMENTS 3.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.8%
PIMCO Short-Term Floating NAV Portfolio III	1,093,673	10,847

Total Short-Term Instruments (Cost $10,848)		10,847

Total Investments in Affiliates (Cost $10,848)		10,847

Total Investments 98.9% (Cost $299,258)		$285,419

Financial Derivative Instruments (g)(h) (0.5%) (Cost or Premiums, net $(1,182))		(1,525)

Other Assets and Liabilities, net 1.6%		4,675

Net Assets 100.0%		$288,569

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon bond.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$114	Freddie Mac 2.080% due 10/17/2022	$(121)	$114	$114

Total Repurchase Agreements						$(121)	$114	$114

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
CFR	1.000%	05/21/2015	05/20/2017	$(192)	$(192)
FOB	(1.500)%	05/28/2015	05/28/2017	(290)	(290)

Total Reverse Repurchase Agreements					$(482)

(2)

As of June 30, 2015, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended June 30, 2015 was $932 at a weighted average interest rate of (1.192%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of

June 30, 2015:

(f)	Securities with an aggregate market value of $456 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (3)
Global/Master Repurchase Agreement
CFR	$0	$(192)	$0	$0	$(192)	$456	$264
FOB	0	(290)	0	0	(290)	0	(290)
SSB	114	0	0	0	114	(121)	(7)

Total Borrowings and Other Financing Transactions	$114	$(482)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond September Futures	Long	09/2015	23	$17	$21	$(5)
Euro-Bund 10-Year Bond September Futures	Short	09/2015	7	1	3	(2)
U.S. Treasury 10-Year Note September Futures	Short	09/2015	29	32	1	0

Total Futures Contracts				$50	$25	$(7)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.EM-23 5-Year Index	1.000%	06/20/2020	$12,000	$(1,102)	$47	$27	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized (Depreciation)	Variation Margin
								Asset	Liability
Pay	28-Day MXN-TIIE	8.950%	02/19/2019	MXN	11,000	$100	$(13)	$3	$0
Pay	28-Day MXN-TIIE	5.250%	09/06/2019		19,500	8	(5)	5	0

						$108	$(18)	$8	$0

Total Swap Agreements						$(994)	$29	$35	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

Cash of $2,148 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$25	$35	$60	$0	$ (7)	$0	$ (7)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2015	ZAR	8,823	$	727	$5	$(1)

BPS	07/2015	BRL	16,799		5,413	11	(12)
	07/2015	JPY	146,800		1,188	0	(9)
	07/2015	$	5,412	BRL	16,800	0	(66)
	07/2015		4,828	MXN	74,864	0	0
	08/2015	BRL	16,800	$	5,352	11	0

BRC	07/2015	$	1,641	ZAR	20,077	1	(52)

CBK	07/2015		2,930	EUR	2,581	0	0
	09/2015	MXN	19,171	$	1,213	1	0

DUB	07/2015	BRL	12,662		4,667	595	(7)
	07/2015	$	4,076	BRL	12,662	4	(24)
	10/2016	BRL	6,298	$	1,732	0	(31)

GLM	07/2015		4,545		1,431	0	(3)
	07/2015	$	1,465	BRL	4,546	0	0

HUS	07/2015	COP	470,768	$	184	4	0

MSB	07/2015	$	1,190	JPY	146,800	9	0
	07/2015	ZAR	11,418	$	939	5	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2015	EUR	7,426	$	8,347	$64	$(10)
	08/2015	JPY	146,800		1,190	0	0

SCX	07/2015	MXN	74,864		4,802	41	(41)
	09/2015	$	4,774	MXN	74,864	0	0

TOR	07/2015	BRL	496	$	160	0	0
	07/2015	$	160	BRL	496	0	0

Total Forward Foreign Currency Contracts						$751	$(256)

PURCHASED OPTIONS:

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
FBF	Call - OTC EURO STOXX 50 Index	3,600.000	12/20/2019	EUR	0	$129	$156

Total Purchased Options						$129	$156

WRITTEN OPTIONS:

INFLATION CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$	800	$(10)	$0

DUB	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020		800	(8)	(1)

							$(18)	$(1)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FBF	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019	EUR	0	$(127)	$(84)

Total Written Options						$(145)	$(85)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $		Notional Amount in EUR		Premiums
Balance at Beginning of Period	0	$	6,802	EUR	3,600	$(259)
Sales	58		16,300		0	(109)
Closing Buys	0		(5,011)		(1,800)	78
Expirations	(29)		(14,500)		0	94
Exercised	(29)		(1,991)		(1,800)	51

Balance at End of Period	0	$	1,600	EUR	0	$(145)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	06/20/2020	2.528%	$ 300	$(1)	$(3)	$0	$(21)
	Colombia Government International Bond	1.000%	06/20/2019	1.437%	500	0	(7)	0	(8)
	Qatar Government International Bond	1.000%	03/20/2016	0.114%	500	4	3	3	0
	South Africa Government International Bond	1.000%	09/20/2015	0.679%	700	(44)	(3)	1	0
	South Africa Government International Bond	1.000%	06/20/2019	1.741%	1,300	2	8	0	(36)

BPS	South Africa Government International Bond	1.000%	09/20/2015	0.679%	300	(8)	(2)	0	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BRC	Brazil Government International Bond	1.000%	06/20/2019	2.267%	$ 200	$0	$(1)	$0	$(9)
	Colombia Government International Bond	1.000%	06/20/2019	1.437%	100	(19)	(2)	0	(2)
	Export-Import Bank of China	1.000%	09/20/2017	0.473%	550	(14)	26	7	0
	Indonesia Government International Bond	1.000%	03/20/2024	2.289%	100	(6)	5	0	(9)
	Israel Electric Corp. Ltd.	1.000%	09/20/2015	1.034%	500	1	6	0	0
	Panama Government International Bond	1.000%	06/20/2019	1.171%	200	1	(2)	0	(1)
	South Africa Government International Bond	1.000%	09/20/2015	0.679%	200	(1)	(1)	0	0

CBK	Brazil Government International Bond	1.000%	03/20/2016	0.841%	200	(1)	1	0	0
	Brazil Government International Bond	1.000%	09/20/2019	2.310%	100	(58)	(4)	0	(5)
	Brazil Government International Bond	1.000%	03/20/2021	2.689%	1,300	(5)	(54)	0	(112)
	China Government International Bond	1.000%	12/20/2016	0.304%	100	14	6	1	0
	Colombia Government International Bond	1.000%	06/20/2019	1.437%	3,200	(41)	(66)	0	(52)
	Indonesia Government International Bond	1.000%	03/20/2024	2.289%	300	(32)	13	0	(28)
	Russia Government International Bond	1.000%	03/20/2020	3.327%	200	(1)	12	0	(20)

DUB	Brazil Government International Bond	1.000%	03/20/2016	0.841%	200	(23)	1	0	0
	China Government International Bond	1.000%	12/20/2016	0.304%	500	(1)	28	5	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.137%	100	3	2	1	0
	Panama Government International Bond	1.000%	06/20/2019	1.171%	500	(2)	(6)	0	(3)
	Penerbangan Malaysia Berhad	1.000%	03/20/2020	1.216%	200	(1)	0	0	(2)
	Qatar Government International Bond	1.000%	03/20/2016	0.114%	100	1	2	1	0
	South Africa Government International Bond	1.000%	09/20/2015	0.679%	200	(9)	(1)	0	0
	Turkey Government International Bond	1.000%	06/20/2021	2.359%	100	(15)	2	0	(7)

FBF	China Government International Bond	1.000%	12/20/2016	0.304%	300	(19)	18	3	0
	Export-Import Bank of China	1.000%	12/20/2016	0.399%	200	(188)	21	2	0
	Indonesia Government International Bond	1.000%	06/20/2021	1.912%	2,900	0	45	0	(143)

GST	Brazil Government International Bond	1.000%	03/20/2016	0.841%	300	(28)	0	0	0
	Brazil Government International Bond	1.000%	12/20/2018	2.163%	600	(4)	5	0	(23)
	Brazil Government International Bond	1.000%	06/20/2019	2.267%	100	(23)	(1)	0	(5)
	Brazil Government International Bond	1.000%	09/20/2019	2.310%	1,600	(13)	(60)	0	(83)
	Brazil Government International Bond	1.000%	06/20/2020	2.528%	200	10	(1)	0	(14)
	Colombia Government International Bond	1.000%	06/20/2019	1.437%	3,200	(14)	(62)	0	(52)
	Indonesia Government International Bond	1.000%	03/20/2024	2.289%	100	1	5	0	(9)
	Panama Government International Bond	1.000%	06/20/2019	1.171%	100	(7)	(2)	0	(1)

HUS	Brazil Government International Bond	1.000%	09/20/2019	2.310%	400	(25)	(14)	0	(21)
	Colombia Government International Bond	1.000%	06/20/2019	1.437%	3,500	(37)	(32)	0	(57)
	Mexico Government International Bond	1.000%	03/20/2021	1.407%	800	1	20	0	(17)
	Panama Government International Bond	1.000%	06/20/2019	1.171%	200	(214)	(2)	0	(1)
	South Africa Government International Bond	1.000%	03/20/2023	2.444%	2,430	(4)	(18)	0	(232)

JPM	Brazil Government International Bond	1.000%	09/20/2015	0.841%	300	(37)	4	0	0
	Brazil Government International Bond	1.000%	12/20/2019	2.391%	1,000	(20)	(21)	0	(58)
	China Government International Bond	1.000%	12/20/2016	0.304%	400	3	24	4	0
	Colombia Government International Bond	1.000%	06/20/2019	1.437%	500	(22)	(11)	0	(8)
	Indonesia Government International Bond	1.000%	06/20/2019	1.312%	1,000	2	10	0	(12)
	Panama Government International Bond	1.000%	06/20/2019	1.171%	500	(146)	(5)	0	(3)
	Russia Government International Bond	1.000%	06/20/2023	3.513%	1,900	(38)	(157)	0	(303)

MYC	Brazil Government International Bond	1.000%	03/20/2016	0.841%	3,800	0	43	5	0
	Brazil Government International Bond	2.100%	08/20/2016	1.034%	250	(4)	5	5	0
	Brazil Government International Bond	1.000%	09/20/2019	2.310%	300	(56)	(12)	0	(16)
	China Government International Bond	1.000%	12/20/2016	0.304%	1,200	(1)	69	13	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.137%	100	6	2	1	0

RYL	China Government International Bond	1.000%	06/20/2016	0.240%	600	0	(1)	5	0

UAG	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.137%	400	(7)	3	3	0
	Indonesia Government International Bond	1.000%	06/20/2021	1.912%	100	(7)	2	0	(5)

						$(1,158)	$(160)	$60	$(1,378)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	12.230%	01/04/2021	BRL	2,800	$11	$4	$0	$(1)

BPS	Receive	1-Year BRL-CDI	10.910%	01/02/2017		23,300	(13)	215	226	0
	Receive	1-Year BRL-CDI	12.255%	01/02/2017		10,800	13	37	24	0
	Receive	1-Year BRL-CDI	13.900%	01/02/2017		19,400	22	(14)	0	(1)
	Receive	1-Year BRL-CDI	12.360%	01/02/2018		3,600	1	(7)	15	0
	Receive	1-Year BRL-CDI	11.680%	01/04/2021		800	2	4	5	0
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		7,000	(13)	(6)	0	(4)

DUB	Receive	1-Year BRL-CDI	12.255%	01/02/2017		10,100	35	35	22	0
	Pay	1-Year BRL-CDI	12.810%	01/04/2021		12,700	3	9	44	0
	Pay	1-Year BRL-CDI	12.850%	01/04/2021		1,310	5	7	10	0

GLM	Pay	1-Year BRL-CDI	12.850%	01/04/2021		2,100	(1)	10	15	0

HUS	Receive	1-Year BRL-CDI	13.820%	01/02/2017		24,800	6	7	6	0

JPM	Pay	1-Year BRL-CDI	8.650%	01/02/2017		3,400	(3)	(106)	0	(100)

MYC	Pay	1-Year BRL-CDI	12.230%	01/04/2021		2,100	(80)	2	0	(1)

UAG	Pay	1-Year BRL-CDI	8.200%	01/02/2017		31,000	9	(965)	0	(1,045)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018		9,880	9	(50)	0	(41)

							$(8)	$(818)	$367	$(1,193)

Total Swap Agreements							$(1,166)	$(978)	$427	$(2,571)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(i)	Securities with an aggregate market value of $2,102 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$5	$0	$4	$9	$0	$0	$(66)	$(66)	$(57)	$0	$(57)
BPS	22	0	270	292	(88)	0	(5)	(93)	199	(260)	(61)
BRC	1	0	7	8	0	0	(21)	(21)	(13)	0	(13)
CBK	1	0	1	2	(52)	0	(217)	(269)	(267)	273	6
DUB	599	0	83	682	(31)	(1)	(12)	(44)	638	(960)	(322)
FBF	0	156	5	161	0	(84)	(143)	(227)	(66)	0	(66)
GLM	0	0	15	15	(34)	0	0	(34)	(19)	0	(19)
GST	0	0	0	0	0	0	(187)	(187)	(187)	0	(187)
HUS	4	0	6	10	0	0	(328)	(328)	(318)	261	(57)
JPM	0	0	4	4	0	0	(484)	(484)	(480)	562	82
MSB	78	0	0	78	(10)	0	0	(10)	68	0	68
MYC	0	0	24	24	0	0	(17)	(17)	7	(190)	(183)
RYL	0	0	5	5	0	0	0	0	5	0	5
SCX	41	0	0	41	(41)	0	0	(41)	0	0	0
UAG	0	0	3	3	0	0	(1,091)	(1,091)	(1,088)	1,006	(82)

Total Over the Counter	$751	$156	$427	$1,334	$(256)	$(85)	$(2,571)	$(2,912)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$25	$25
Swap Agreements	0	27	0	0	8	35

	$0	$27	$0	$0	$33	$60

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$751	$0	$751
Purchased Options	0	0	156	0	0	156
Swap Agreements	0	60	0	0	367	427

	$0	$60	$156	$751	$367	$1,334

	$0	$87	$156	$751	$400	$1,394

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7	$7

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$256	$0	$256
Written Options	0	0	84	0	1	85
Swap Agreements	0	1,378	0	0	1,193	2,571

	$0	$1,378	$84	$256	$1,194	$2,912

	$0	$1,378	$84	$256	$1,201	$2,919

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$6	$6
Futures	0	0	0	0	91	91
Swap Agreements	0	(294)	0	0	21	(273)

	$0	$(294)	$0	$0	$118	$(176)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$950	$0	$950
Purchased Options	0	0	0	(16)	0	(16)
Written Options	0	0	0	143	11	154
Swap Agreements	0	165	35	0	255	455

	$0	$165	$35	$1,077	$266	$1,543

	$0	$(129)	$35	$1,077	$384	$1,367

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$26	$26
Swap Agreements	0	260	0	0	(18)	242

	$0	$260	$0	$0	$8	$268

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(69)	$0	$(69)
Purchased Options	0	0	48	(12)	0	36
Written Options	0	0	41	31	(1)	71
Swap Agreements	0	113	0	0	(79)	34

	$0	$113	$89	$(50)	$(80)	$72

	$0	$373	$89	$(50)	$(72)	$340

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Azerbaijan
Sovereign Issues	$0	$819	$0	$819
Bermuda
Corporate Bonds & Notes	0	495	0	495
Brazil
Corporate Bonds & Notes	0	27,998	0	27,998
Sovereign Issues	0	10,137	0	10,137
Cayman Islands
Corporate Bonds & Notes	0	7,374	538	7,912
Chile
Corporate Bonds & Notes	0	8,336	0	8,336
Sovereign Issues	0	135	0	135
China
Corporate Bonds & Notes	0	2,978	0	2,978
Colombia
Corporate Bonds & Notes	0	7,341	0	7,341
Sovereign Issues	0	1,068	0	1,068
Costa Rica
Sovereign Issues	0	1,072	0	1,072
Dominican Republic
Sovereign Issues	0	1,115	0	1,115
Ecuador
Sovereign Issues	0	302	0	302
El Salvador
Sovereign Issues	0	6,194	0	6,194
Ethiopia
Sovereign Issues	0	198	0	198
Gabon
Sovereign Issues	0	393	0	393
Ghana
Sovereign Issues	0	456	0	456
Guatemala
Sovereign Issues	0	1,548	0	1,548
Hong Kong
Corporate Bonds & Notes	0	2,870	0	2,870
Hungary
Corporate Bonds & Notes	0	560	0	560
Sovereign Issues	0	109	0	109
India
Corporate Bonds & Notes	0	1,114	0	1,114
Indonesia
Corporate Bonds & Notes	0	12,720	0	12,720
Sovereign Issues	0	12,232	0	12,232
Ireland
Corporate Bonds & Notes	0	8,985	0	8,985
Israel
Corporate Bonds & Notes	0	2,376	0	2,376
Sovereign Issues	0	788	0	788
Ivory Coast
Sovereign Issues	0	569	0	569
Kazakhstan
Corporate Bonds & Notes	0	9,658	0	9,658
Sovereign Issues	0	1,544	0	1,544
Luxembourg
Corporate Bonds & Notes	0	17,681	0	17,681
Malaysia
Corporate Bonds & Notes	0	194	0	194
Mexico
Corporate Bonds & Notes	0	31,773	0	31,773
Sovereign Issues	0	6,690	0	6,690
Mongolia
Sovereign Issues	0	1,625	0	1,625
Morocco
Sovereign Issues	0	2,050	0	2,050
Netherlands
Corporate Bonds & Notes	0	2,983	0	2,983
Panama
Sovereign Issues	0	6,503	0	6,503
Paraguay
Sovereign Issues	0	915	0	915
Peru
Corporate Bonds & Notes	0	507	0	507
Sovereign Issues	0	978	0	978

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Philippines
Corporate Bonds & Notes	$0	$1,708	$0	$1,708
Qatar
Corporate Bonds & Notes	0	516	0	516
Russia
Corporate Bonds & Notes	0	2,019	0	2,019
Sovereign Issues	0	4,391	0	4,391
Senegal
Sovereign Issues	0	224	0	224
Slovenia
Sovereign Issues	0	5,761	0	5,761
South Africa
Corporate Bonds & Notes	0	5,357	0	5,357
Sovereign Issues	0	1,247	0	1,247
Sri Lanka
Corporate Bonds & Notes	0	485	0	485
Sovereign Issues	0	1,079	0	1,079
Supranational
Corporate Bonds & Notes	0	405	0	405
Sweden
Corporate Bonds & Notes	0	244	0	244
Thailand
Corporate Bonds & Notes	0	1,048	0	1,048
Trinidad and Tobago
Corporate Bonds & Notes	0	1,503	0	1,503
Turkey
Corporate Bonds & Notes	0	1,026	398	1,424
Sovereign Issues	0	10,340	0	10,340
United Arab Emirates
Corporate Bonds & Notes	0	1,135	0	1,135
United Kingdom
Corporate Bonds & Notes	0	444	0	444
United States
Corporate Bonds & Notes	0	6,162	0	6,162
Mortgage-Backed Securities	0	554	0	554
U.S. Government Agencies	0	64	0	64
U.S. Treasury Obligations	0	105	0	105
Uruguay
Sovereign Issues	0	1,253	0	1,253
Venezuela
Corporate Bonds & Notes	0	4,626	0	4,626
Sovereign Issues	0	5,484	0	5,484
Virgin Islands (British)
Corporate Bonds & Notes	0	10,526	0	10,526
Zambia
Sovereign Issues	0	436	0	436
Short-Term Instruments
Repurchase Agreements	0	114	0	114
U.S. Treasury Bills	0	1,997	0	1,997
	$0	$273,636	$936	$274,572

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	10,847	0	0	10,847

Total Investments	$10,847	$273,636	$936	$285,419

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	25	35	0	60
Over the counter	0	1,334	0	1,334
	$25	$1,369	$0	$1,394

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(7)	0	0	(7)
Over the counter	0	(2,912)	0	(2,912)
	$(7)	$(2,912)	$0	$(2,919)

Totals	$10,865	$272,093	$936	$283,894

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Emerging Markets Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class, Administrative, and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio.

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed

SEMIANNUAL REPORT	JUNE 30, 2015	23

Notes to Financial Statements (Cont.)

income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and

others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$19	$0	$(19)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$9,501	$60,334	$(59,000)	$(36)	$48	$10,847	$34	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates,

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings,

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$31	$46,813	$38,704

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	352	$4,508	492	$6,747
Class M	22	280	2	27
Administrative Class	2,443	31,446	2,612	35,915
Advisor Class	389	4,997	2,043	28,156
Issued as reinvestment of distributions
Institutional Class	17	215	20	268
Class M	0	3	0	0
Administrative Class	483	6,178	1,387	18,661
Advisor Class	74	946	203	2,727
Cost of shares redeemed
Institutional Class	(43)	(554)	(47)	(638)
Class M	(1)	(11)	0	0
Administrative Class	(2,737)	(35,049)	(5,373)	(73,685)
Advisor Class	(581)	(7,434)	(1,523)	(20,808)
Net increase (decrease) resulting from Portfolio share transactions	418	$5,525	(184)	$(2,630)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 70% of the Portfolio. One shareholder is a related party and comprises 59% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$299,514	$7,669	$(21,764)	$(14,095)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A
BPS	BNP Paribas S.A.	FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
CFR	Credit Suisse Securities (Europe) Ltd.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
BRL	Brazilian Real	JPY	Japanese Yen	USD (or $)	United States Dollar
COP	Colombian Peso	MXN	Mexican Peso	ZAR	South African Rand
EUR	Euro

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate

38	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	39

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT15SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Emerging Markets Bond Portfolio

Share Class

■	M

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in

4	PIMCO VARIABLE INSURANCE TRUST

the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

SEMIANNUAL REPORT	JUNE 30, 2015	5

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Class M commenced operations.

Allocation Breakdown†

Mexico	13.5%
Brazil	13.4%
Indonesia	8.7%
Luxembourg	6.2%
Short-Term Instruments‡	4.5%
Other	53.7%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Cumulative Total Return for the period ended June 30, 2015
	6 Months*	Class Inception (10/31/2014)
PIMCO Emerging Markets Bond Portfolio Class M	2.25%	-2.17%
JPMorgan Emerging Markets Bond Index (EMBI) Global±	1.76%	-1.54%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.300% for Class M shares.

± JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$1,022.50	$1,018.25
Expenses Paid During Period†	$6.48	$6.47
Net Annualized Expense Ratio	1.30%	1.30%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities, and may be denominated in non-U.S. currencies and the U.S. dollar.

Portfolio Insights

»

A tactical overweight to Russian external quasi-sovereign and corporate debt contributed positively to performance as Russian corporate debt outperformed the JPMorgan Emerging Markets Bond Index (EMBI) Global, the Portfolio’s benchmark index, over the reporting period.

»

A tactical overweight to Colombian external quasi-sovereign and corporate debt contributed positively to performance as Colombian corporate debt outperformed the Portfolio’s benchmark index over the reporting period.

»	An underweight to Argentine external sovereign debt detracted from performance as Argentinian sovereign debt outperformed the Portfolio’s benchmark index over the reporting period.

»	An underweight to Venezuela external sovereign debt detracted from performance as Venezuelan sovereign debt outperformed the Portfolio’s benchmark index over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Emerging Markets Bond Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	11/10/2014-12/31/2014

Class M
Net asset value beginning of year or period	$12.69	$13.63
Net investment income (a)	0.28	0.09
Net realized/unrealized gain (loss)	0.01	(0.67)
Total from Investment Operations	0.29	(0.58)
Dividends from net investment income	(0.31)	(0.10)
Distributions from net realized capital gains	0.00	(0.26)
Total distributions	(0.31)	(0.36)
Net asset value end of year or period	$12.67	$12.69
Total return	2.25%	(4.32)%
Net assets end of year or period (000s)	$297	$27
Ratio of expenses to average net assets	1.30%*	1.30%*
Ratio of expenses to average net assets excluding interest expense	1.30%*	1.30%*
Ratio of net investment income to average net assets	4.43%*	4.92%*
Portfolio turnover rate	14%	29%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

SEMIANNUAL REPORT	JUNE 30, 2015	7

Statement of Assets and Liabilities PIMCO Emerging Markets Bond Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$274,572
Investments in Affiliates	10,847
Financial Derivative Instruments
Exchange-traded or centrally cleared	60
Over the counter	1,334
Deposits with counterparty	2,148
Foreign currency, at value	84
Receivable for investments sold	415
Receivable for Portfolio shares sold	58
Interest receivable	4,617
Dividends receivable from Affiliates	6
Total Assets	294,141

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$482
Financial Derivative Instruments
Exchange-traded or centrally cleared	7
Over the counter	2,912
Payable for investments purchased	190
Payable for investments in Affiliates purchased	6
Deposits from counterparty	1,410
Payable for Portfolio shares redeemed	311
Overdraft due to custodian	8
Accrued investment advisory fees	109
Accrued supervisory and administrative fees	97
Accrued distribution fees	8
Accrued servicing fees	30
Other liabilities	2
Total Liabilities	5,572

Net Assets	$288,569

Net Assets Consist of:
Paid in capital	$297,267
Undistributed net investment income	7,014
Accumulated undistributed net realized (loss)	(1,549)
Net unrealized (depreciation)	(14,163)
$288,569

Net Assets:
Institutional Class	$10,382
Administrative Class	240,750
Advisor Class	37,140
Class M	297

Shares Issued and Outstanding:
Institutional Class	819
Administrative Class	18,997
Advisor Class	2,931
Class M	23

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.67
Administrative Class	12.67
Advisor Class	12.67
Class M	12.67

Cost of Investments in Securities	$288,410
Cost of Investments in Affiliates	$10,848
Cost of Foreign Currency Held	$85
Cost or Premiums of Financial Derivative Instruments, net	$(1,182)

* Includes repurchase agreements of:	$114

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Emerging Markets Bond Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$8,334
Dividends from Investments in Affiliates	34
Total Income	8,368

Expenses:
Investment advisory fees	644
Supervisory and administrative fees	573
Servicing fees - Administrative Class	180
Distribution and/or servicing fees - Advisor Class	47
Trustee fees	2
Interest expense	1
Total Expenses	1,447

Net Investment Income	6,921

Net Realized Gain (Loss):
Investments in securities	(3,954)
Investments in Affiliates	(36)
Exchange-traded or centrally cleared financial derivative instruments	(176)
Over the counter financial derivative instruments	1,543
Foreign currency	(22)

Net Realized (Loss)	(2,645)

Net Change in Unrealized Appreciation:
Investments in securities	2,082
Investments in Affiliates	48
Exchange-traded or centrally cleared financial derivative instruments	268
Over the counter financial derivative instruments	72
Foreign currency assets and liabilities	27

Net Change in Unrealized Appreciation	2,497

Net Increase in Net Assets Resulting from Operations	$6,773

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statements of Changes in Net Assets PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$6,921	$14,710
Net realized gain (loss)	(2,645)	3,559
Net change in unrealized appreciation (depreciation)	2,497	(13,272)

Net Increase in Net Assets Resulting from Operations	6,773	4,997

Distributions to Shareholders:
From net investment income
Institutional Class	(215)	(154)
Administrative Class	(6,182)	(13,901)
Advisor Class	(946)	(1,951)
Class M	(3)	0
From net realized capital gains
Institutional Class	0	(114)
Administrative Class	0	(4,760)
Advisor Class	0	(776)
Class M	0	0

Total Distributions	(7,346)	(21,656)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	5,525	(2,630)

Total Increase (Decrease) in Net Assets	4,952	(19,289)

Net Assets:
Beginning of period	283,617	302,906
End of period*	$288,569	$283,617

* Including undistributed net investment income of:	$7,014	$7,439

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Portfolio

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.1%

AZERBAIJAN 0.3%

SOVEREIGN ISSUES 0.3%
Republic of Azerbaijan International Bond
4.750% due 03/18/2024		$800	$819

Total Azerbaijan (Cost $786)			819

BERMUDA 0.2%

CORPORATE BONDS & NOTES 0.2%
Ooredoo International Finance Ltd.
4.500% due 01/31/2043		$500	495

Total Bermuda (Cost $489)			495

BRAZIL 13.2%

CORPORATE BONDS & NOTES 9.7%
Banco BTG Pactual S.A.
4.000% due 01/16/2020		$300	283
Banco do Brasil S.A.
3.875% due 10/10/2022		2,780	2,530
6.000% due 01/22/2020		2,620	2,810
Banco do Nordeste do Brasil S.A.
4.375% due 05/03/2019		450	454
Banco Santander Brasil S.A.
4.625% due 02/13/2017		1,400	1,445
BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros
5.500% due 07/16/2020		500	533
Brazil Minas SPE Via State of Minas Gerais
5.333% due 02/15/2028		1,500	1,425
BRF S.A.
3.950% due 05/22/2023		1,500	1,427
Caixa Economica Federal
4.500% due 10/03/2018		500	504
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		1,500	1,533
CSN Islands Corp.
6.875% due 09/21/2019		200	179
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		400	392
Petrobras Global Finance BV
2.643% due 03/17/2017		1,200	1,178
3.250% due 03/17/2017		700	690
5.750% due 01/20/2020		9,750	9,685
6.850% due 06/05/2115		1,000	829
7.875% due 03/15/2019		1,600	1,703
Samarco Mineracao S.A.
5.750% due 10/24/2023		400	398

			27,998

SOVEREIGN ISSUES 3.5%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		600	606
6.369% due 06/16/2018		840	903
6.500% due 06/10/2019		830	899
Brazil Government International Bond
5.000% due 01/27/2045		2,210	1,923
5.625% due 01/07/2041		50	48
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017	BRL	38	12
10.000% due 01/01/2021		8,000	2,321
10.000% due 01/01/2025		12,300	3,425

			10,137

Total Brazil (Cost $40,647)			38,135

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 2.7%

CORPORATE BONDS & NOTES 2.7%
AES Andres Dominicana Ltd.
9.500% due 11/12/2020	$800	$848
Banco Continental S.A. Via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020	600	651
CAR, Inc.
6.125% due 02/04/2020	400	410
ENN Energy Holdings Ltd.
6.000% due 05/13/2021	400	443
Interoceanica Finance Ltd.
0.000% due 11/30/2018 (c)	79	74
0.000% due 11/30/2025 (c)	381	284
0.000% due 05/15/2030 (c)	800	464
Lamar Funding Ltd.
3.958% due 05/07/2025	1,100	1,072
Lima Metro Line 2 Finance Ltd.
5.875% due 07/05/2034	1,000	1,024
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022	765	593
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023	1,517	1,046
6.750% due 10/01/2023	1,287	926
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018 (c)	81	77

Total Cayman Islands (Cost $8,601)		7,912

CHILE 2.9%

CORPORATE BONDS & NOTES 2.9%
Banco del Estado de Chile
4.125% due 10/07/2020	$700	743
Banco Santander Chile
3.875% due 09/20/2022	500	506
Celulosa Arauco y Constitucion S.A.
4.500% due 08/01/2024	300	305
5.000% due 01/21/2021	1,000	1,063
Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042	400	353
4.875% due 11/04/2044	600	574
Corpbanca S.A.
3.875% due 09/22/2019	600	610
E.CL S.A.
5.625% due 01/15/2021	800	872
Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024	1,500	1,516
GNL Quintero S.A.
4.634% due 07/31/2029	800	803
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	1,000	991

		8,336

SOVEREIGN ISSUES 0.0%
Chile Government International Bond
3.625% due 10/30/2042	150	135

Total Chile (Cost $8,346)		8,471

CHINA 1.0%

CORPORATE BONDS & NOTES 1.0%
CCCI Treasure Ltd.
3.500% due 04/21/2020 (d)	$800	795
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023	600	631

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sinopec Group Overseas Development Ltd.
4.375% due 04/10/2024		$700	$735
4.875% due 05/17/2042		500	515
Three Gorges Finance Cayman Islands Ltd.
3.700% due 06/10/2025		300	302

Total China (Cost $2,892)			2,978

COLOMBIA 2.9%

CORPORATE BONDS & NOTES 2.5%
Ecopetrol S.A.
5.875% due 09/18/2023		$2,000	2,105
5.875% due 05/28/2045		1,700	1,509
7.375% due 09/18/2043		900	946
7.625% due 07/23/2019		2,390	2,781

			7,341

SOVEREIGN ISSUES 0.4%
Colombia Government International Bond
6.125% due 01/18/2041		150	163
8.125% due 05/21/2024		300	386
10.375% due 01/28/2033		225	340
12.000% due 10/22/2015	COP	457,000	179

			1,068

Total Colombia (Cost $8,402)			8,409

COSTA RICA 0.4%

SOVEREIGN ISSUES 0.4%
Costa Rica Government International Bond
4.250% due 01/26/2023		$600	557
4.375% due 04/30/2025		200	181
5.625% due 04/30/2043		400	334

Total Costa Rica (Cost $1,200)			1,072

DOMINICAN REPUBLIC 0.4%

SOVEREIGN ISSUES 0.4%
Dominican Republic International Bond
5.500% due 01/27/2025		$700	705
6.850% due 01/27/2045		400	410

Total Dominican Republic (Cost $1,127)			1,115

ECUADOR 0.1%

SOVEREIGN ISSUES 0.1%
Ecuador Government International Bond
10.500% due 03/24/2020		$300	302

Total Ecuador (Cost $323)			302

EL SALVADOR 2.1%

SOVEREIGN ISSUES 2.1%
El Salvador Government International Bond
5.875% due 01/30/2025		$3,300	3,180
6.375% due 01/18/2027		400	389
7.625% due 02/01/2041		560	559
7.650% due 06/15/2035		2,045	2,066

Total El Salvador (Cost $6,629)			6,194

ETHIOPIA 0.1%

SOVEREIGN ISSUES 0.1%
Federal Democratic Republic of Ethiopia
6.625% due 12/11/2024		$200	198

Total Ethiopia (Cost $200)			198

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GABON 0.1%

SOVEREIGN ISSUES 0.1%
Gabonese Republic
6.375% due 12/12/2024	$402	$393

Total Gabon (Cost $403)		393

GHANA 0.2%

SOVEREIGN ISSUES 0.2%
Republic of Ghana
8.125% due 01/18/2026 (f)	$500	456

Total Ghana (Cost $496)		456

GUATEMALA 0.5%

SOVEREIGN ISSUES 0.5%
Guatemala Government International Bond
4.875% due 02/13/2028	$410	403
5.750% due 06/06/2022	1,060	1,145

Total Guatemala (Cost $1,500)		1,548

HONG KONG 1.0%

CORPORATE BONDS & NOTES 1.0%
CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020	$600	592
CNOOC Finance Ltd.
3.875% due 05/02/2022	700	710
CNOOC Finance USA LLC
3.500% due 05/05/2025	200	193
CNOOC Nexen Finance ULC
4.250% due 04/30/2024	700	715
Nexen Energy ULC
6.400% due 05/15/2037	50	60
7.500% due 07/30/2039	450	600

Total Hong Kong (Cost $2,817)		2,870

HUNGARY 0.2%

CORPORATE BONDS & NOTES 0.2%
MFB Magyar Fejlesztesi Bank Zrt
6.250% due 10/21/2020	$500	560

SOVEREIGN ISSUES 0.0%
Hungary Government International Bond
5.375% due 02/21/2023	100	109

Total Hungary (Cost $597)		669

INDIA 0.4%

CORPORATE BONDS & NOTES 0.4%
ICICI Bank Ltd.
4.750% due 11/25/2016	$500	520
ONGC Videsh Ltd.
2.500% due 05/07/2018	200	200
3.750% due 05/07/2023	200	194
State Bank of India
4.500% due 07/27/2015	200	200

Total India (Cost $1,074)		1,114

INDONESIA 8.6%

CORPORATE BONDS & NOTES 4.4%
Majapahit Holding BV
7.250% due 06/28/2017	$700	763
7.750% due 01/20/2020	1,540	1,784

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.875% due 06/29/2037		$700	$811
Pelabuhan Indonesia PT
4.250% due 05/05/2025		400	377
4.875% due 10/01/2024		500	499
5.375% due 05/05/2045		200	176
Pertamina Persero PT
4.300% due 05/20/2023		2,300	2,208
5.625% due 05/20/2043		500	446
6.000% due 05/03/2042		1,500	1,399
6.450% due 05/30/2044		4,300	4,257

			12,720

SOVEREIGN ISSUES 4.2%
Indonesia Government International Bond
2.875% due 07/08/2021	EUR	300	338
4.625% due 04/15/2043		$1,700	1,534
6.625% due 02/17/2037		900	1,022
6.750% due 01/15/2044		2,100	2,441
6.875% due 03/09/2017		3,200	3,488
7.750% due 01/17/2038		100	128
11.625% due 03/04/2019		2,500	3,281

			12,232

Total Indonesia (Cost $24,645)			24,952

IRELAND 3.1%

CORPORATE BONDS & NOTES 3.1%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		$1,100	1,208
Borets Finance Ltd.
7.625% due 09/26/2018		700	626
Metalloinvest Finance Ltd.
5.625% due 04/17/2020		800	736
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022		300	261
6.604% due 02/03/2021		1,300	1,316
OJSC Novolipetsk Steel via Steel Funding Ltd.
4.450% due 02/19/2018		1,200	1,166
Phosagro OAO Via Phosagro Bond Funding Ltd.
4.204% due 02/13/2018		400	388
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		500	508
5.450% due 11/22/2017		700	707
6.025% due 07/05/2022		2,080	1,873
6.902% due 07/09/2020		200	196

Total Ireland (Cost $9,291)			8,985

ISRAEL 1.1%

CORPORATE BONDS & NOTES 0.8%
Israel Electric Corp. Ltd.
5.000% due 11/12/2024		$2,000	2,036
7.250% due 01/15/2019		300	340

			2,376

SOVEREIGN ISSUES 0.3%
Israel Government International Bond
4.500% due 01/30/2043		800	788

Total Israel (Cost $3,084)			3,164

IVORY COAST 0.2%

SOVEREIGN ISSUES 0.2%
Ivory Coast Government International Bond
5.375% due 07/23/2024		$600	569

Total Ivory Coast (Cost $589)			569

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KAZAKHSTAN 3.9%

CORPORATE BONDS & NOTES 3.4%
Intergas Finance BV
6.375% due 05/14/2017		$300	$312
KazMunayGas National Co. JSC
4.400% due 04/30/2023		700	641
5.750% due 04/30/2043		1,000	839
6.000% due 11/07/2044		700	603
7.000% due 05/05/2020		5,200	5,611
Samruk-Energy JSC
3.750% due 12/20/2017		1,400	1,365
Zhaikmunai LLP
7.125% due 11/13/2019		300	287

			9,658

SOVEREIGN ISSUES 0.5%
Kazakhstan Government International Bond
3.875% due 10/14/2024		900	850
4.875% due 10/14/2044		800	694

			1,544

Total Kazakhstan (Cost $11,443)			11,202

LUXEMBOURG 6.1%

CORPORATE BONDS & NOTES 6.1%
ContourGlobal Power Holdings S.A.
7.125% due 06/01/2019		$200	211
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		1,800	1,539
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		2,580	2,574
6.212% due 11/22/2016		330	343
6.510% due 03/07/2022		750	755
7.288% due 08/16/2037		460	455
9.250% due 04/23/2019		2,200	2,453
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		1,920	1,892
6.299% due 05/15/2017		1,640	1,656
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		1,200	1,213
5.717% due 06/16/2021		600	577
6.125% due 02/07/2022		3,500	3,386
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017		600	627

Total Luxembourg (Cost $18,623)			17,681

MALAYSIA 0.1%

CORPORATE BONDS & NOTES 0.1%
Petronas Capital Ltd.
4.500% due 03/18/2045		$200	194

Total Malaysia (Cost $198)			194

		SHARES
MEXICO 13.3%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. (a)		5	0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 11.0%
America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	6,000	368

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banco Inbursa S.A. Institucion de Banca Multiple
4.125% due 06/06/2024		$3,000	$2,896
BBVA Bancomer S.A.
6.500% due 03/10/2021		1,250	1,356
6.750% due 09/30/2022		500	552
Cemex S.A.B. de C.V.
4.750% due 01/11/2022	EUR	200	225
6.125% due 05/05/2025		$700	692
Comision Federal de Electricidad
4.875% due 05/26/2021		900	945
4.875% due 01/15/2024		800	820
6.125% due 06/16/2045		600	609
Desarrolladora Homex S.A.B. de C.V.
9.750% due 03/25/2020 ^		125	10
Grupo Televisa S.A.B.
5.000% due 05/13/2045		200	192
Petroleos Mexicanos
4.875% due 01/24/2022		3,100	3,231
5.500% due 06/27/2044		1,940	1,795
5.750% due 03/01/2018		3,000	3,271
6.375% due 01/23/2045		500	518
6.500% due 06/02/2041		9,520	10,007
6.625% due 06/15/2038		700	742
8.000% due 05/03/2019		3,000	3,532
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		100	12

			31,773

SOVEREIGN ISSUES 2.3%
Mexico Government International Bond
4.000% due 03/15/2115	EUR	1,000	972
4.600% due 01/23/2046		$1,108	1,032
4.750% due 03/08/2044		100	96
5.550% due 01/21/2045		2,520	2,696
5.750% due 10/12/2110		700	693
6.050% due 01/11/2040		548	626
7.250% due 12/15/2016	MXN	8,600	575

			6,690

Total Mexico (Cost $38,871)			38,463

MONGOLIA 0.6%

SOVEREIGN ISSUES 0.6%
Mongolia Government International Bond
4.125% due 01/05/2018		$1,000	963
5.125% due 12/05/2022		730	662

Total Mongolia (Cost $1,723)			1,625

MOROCCO 0.7%

SOVEREIGN ISSUES 0.7%
Morocco Government International Bond
4.250% due 12/11/2022		$2,000	2,050

Total Morocco (Cost $2,032)			2,050

NETHERLANDS 1.0%

CORPORATE BONDS & NOTES 1.0%
CIMPOR Financial Operations BV
5.750% due 07/17/2024		$1,400	1,141
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020		300	316
6.950% due 07/10/2042		500	484
7.000% due 05/11/2016		1,000	1,042

Total Netherlands (Cost $3,235)			2,983

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PANAMA 2.3%

SOVEREIGN ISSUES 2.3%
Panama Government International Bond
4.000% due 09/22/2024	$800	$808
4.300% due 04/29/2053	2,600	2,281
8.875% due 09/30/2027	780	1,108
9.375% due 04/01/2029	1,553	2,306

Total Panama (Cost $6,123)		6,503

PARAGUAY 0.3%

SOVEREIGN ISSUES 0.3%
Republic of Paraguay
4.625% due 01/25/2023	$500	$508
6.100% due 08/11/2044	400	407

Total Paraguay (Cost $915)		915

PERU 0.5%

CORPORATE BONDS & NOTES 0.2%
BBVA Banco Continental S.A.
3.250% due 04/08/2018	$200	203
Union Andina de Cementos SAA
5.875% due 10/30/2021	300	304

		507

SOVEREIGN ISSUES 0.3%
Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023	400	381
Peru Government International Bond
8.750% due 11/21/2033	394	597

		978

Total Peru (Cost $1,412)		1,485

PHILIPPINES 0.6%

CORPORATE BONDS & NOTES 0.6%
Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024	$1,300	1,708

Total Philippines (Cost $1,725)		1,708

QATAR 0.2%

CORPORATE BONDS & NOTES 0.2%
Nakilat, Inc.
6.067% due 12/31/2033	$100	116
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	350	400

Total Qatar (Cost $443)		516

RUSSIA 2.2%

CORPORATE BONDS & NOTES 0.7%
SCF Capital Ltd.
5.375% due 10/27/2017	$700	682
Sibur Securities Ltd.
3.914% due 01/31/2018	1,000	953
VimpelCom Holdings BV
5.200% due 02/13/2019	400	384

		2,019

SOVEREIGN ISSUES 1.5%
Russia Government International Bond
3.250% due 04/04/2017	400	409
4.500% due 04/04/2022	2,200	2,164

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.875% due 09/16/2023		$400	$397
5.625% due 04/04/2042		1,300	1,227
5.875% due 09/16/2043		200	194

			4,391

Total Russia (Cost $6,554)			6,410

SENEGAL 0.1%

SOVEREIGN ISSUES 0.1%
Senegal Government International Bond
8.750% due 05/13/2021		$200	224

Total Senegal (Cost $213)			224

SLOVENIA 2.0%

SOVEREIGN ISSUES 2.0%
Slovenia Government International Bond
4.125% due 02/18/2019		$600	625
4.375% due 02/06/2019	EUR	800	1,002
4.750% due 05/10/2018		$900	959
5.250% due 02/18/2024		2,900	3,175

Total Slovenia (Cost $5,515)			5,761

SOUTH AFRICA 2.3%

CORPORATE BONDS & NOTES 1.9%
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$500	507
6.500% due 04/15/2040		100	91
Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		2,000	1,970
6.750% due 08/06/2023		700	713
7.125% due 02/11/2025		1,000	1,014
Transnet SOC Ltd.
4.000% due 07/26/2022		1,100	1,062

			5,357

SOVEREIGN ISSUES 0.4%
South Africa Government International Bond
3.750% due 07/24/2026	EUR	300	344
4.665% due 01/17/2024		$100	103
5.375% due 07/24/2044		800	800

			1,247

Total South Africa (Cost $6,840)			6,604

SRI LANKA 0.6%

CORPORATE BONDS & NOTES 0.2%
National Savings Bank
5.150% due 09/10/2019		$500	485

SOVEREIGN ISSUES 0.4%
Sri Lanka Government International Bond
5.125% due 04/11/2019		500	500
6.250% due 07/27/2021		568	579

			1,079

Total Sri Lanka (Cost $1,568)			1,564

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%
Africa Finance Corp.
4.375% due 04/29/2020		$400	405

Total Supranational (Cost $396)			405

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWEDEN 0.1%

CORPORATE BONDS & NOTES 0.1%
Ciech Group Financing AB
9.500% due 11/30/2019	EUR	200	$244

Total Sweden (Cost $256)			244

THAILAND 0.4%

CORPORATE BONDS & NOTES 0.4%
Thai Oil PCL
3.625% due 01/23/2023		$430	424
4.875% due 01/23/2043		670	624

Total Thailand (Cost $1,079)			1,048

TRINIDAD AND TOBAGO 0.5%

CORPORATE BONDS & NOTES 0.5%
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$992	1,035
9.750% due 08/14/2019		400	468

Total Trinidad and Tobago (Cost $1,423)			1,503

TURKEY 4.1%

CORPORATE BONDS & NOTES 0.5%
Export Credit Bank of Turkey
5.000% due 09/23/2021		$200	202
5.875% due 04/24/2019		400	424
Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		400	398
Turkiye Garanti Bankasi A/S
2.775% due 04/20/2016		400	400

			1,424

SOVEREIGN ISSUES 3.6%
Turkey Government International Bond
4.125% due 04/11/2023	EUR	800	948
4.875% due 04/16/2043		$1,100	1,005
6.000% due 01/14/2041		800	846
6.750% due 05/30/2040		1,700	1,961
7.000% due 03/11/2019		1,500	1,692
7.250% due 03/05/2038		700	849
7.500% due 11/07/2019		1,400	1,618
8.000% due 02/14/2034		1,100	1,421

			10,340

Total Turkey (Cost $11,431)			11,764

UNITED ARAB EMIRATES 0.4%

CORPORATE BONDS & NOTES 0.4%
DP World Ltd.
3.250% due 05/18/2020		$700	697
6.850% due 07/02/2037		400	438

Total United Arab Emirates (Cost $1,034)			1,135

UNITED KINGDOM 0.2%

CORPORATE BONDS & NOTES 0.2%
HBOS PLC
6.750% due 05/21/2018		$400	444

Total United Kingdom (Cost $399)			444

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 2.3%

CORPORATE BONDS & NOTES 2.1%
California Resources Corp.
5.000% due 01/15/2020	$400	$354
5.500% due 09/15/2021	400	348
6.500% due 04/01/2020	400	456
Rio Oil Finance Trust
6.250% due 07/06/2024	3,650	3,595
6.750% due 01/06/2027	1,450	1,409

		6,162

MORTGAGE-BACKED SECURITIES 0.2%
American Home Mortgage Investment Trust
1.923% due 09/25/2045	12	12
Banc of America Commercial Mortgage Trust
5.749% due 06/10/2049	200	211
5.936% due 02/10/2051	140	150
2.639% due 02/25/2036 ^	5	4
Bear Stearns Adjustable Rate Mortgage Trust
2.565% due 01/25/2035	5	5
2.774% due 05/25/2047 ^	36	32
2.757% due 09/25/2037 ^	73	66
2.701% due 01/25/2036 ^	14	13
2.128% due 06/25/2036	6	6
2.379% due 02/25/2037 ^	46	40
2.721% due 07/25/2036 ^	15	15

		554

U.S. GOVERNMENT AGENCIES 0.0%
5.505% due 03/01/2036	$61	64

U.S. TREASURY OBLIGATIONS 0.0%
U.S. Treasury Bonds
9.875% due 11/15/2015 (i)	101	105

Total United States (Cost $6,976)		6,885

URUGUAY 0.4%

SOVEREIGN ISSUES 0.4%
Uruguay Government International Bond
4.500% due 08/14/2024	$682	718
7.625% due 03/21/2036	400	535

Total Uruguay (Cost $1,090)		1,253

VENEZUELA 3.5%

CORPORATE BONDS & NOTES 1.6%
Petroleos de Venezuela S.A.
5.250% due 04/12/2017	$2,610	1,313
5.375% due 04/12/2027	5,490	1,908
5.500% due 04/12/2037	3,050	1,061
8.500% due 11/02/2017	350	242
9.750% due 05/17/2035	250	102

		4,626

SOVEREIGN ISSUES 1.9%
Venezuela Government International Bond
7.000% due 03/31/2038	300	107
7.650% due 04/21/2025	1,130	418
7.750% due 10/13/2019	5,890	2,327
8.250% due 10/13/2024	3,850	1,463
9.000% due 05/07/2023	900	355

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.250% due 05/07/2028	$750	$293
9.375% due 01/13/2034	1,310	521

		5,484

Total Venezuela (Cost $19,824)		10,110

VIRGIN ISLANDS (BRITISH) 3.7%

CORPORATE BONDS & NOTES 3.7%
CNPC General Capital Ltd.
2.750% due 05/14/2019	$500	500
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	2,150	1,978
GTL Trade Finance, Inc.
5.893% due 04/29/2024	2,062	2,022
7.250% due 04/16/2044	200	187
Rosneft Finance S.A.
6.625% due 03/20/2017	1,700	1,766
7.500% due 07/18/2016	3,300	3,443
7.875% due 03/13/2018	600	630

Total Virgin Islands (British) (Cost $10,327)		10,526

ZAMBIA 0.2%

SOVEREIGN ISSUES 0.2%
Zambia Government International Bond
5.375% due 09/20/2022	$500	436

Total Zambia (Cost $493)		436

SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (e) 0.0%
		114

U.S. TREASURY BILLS 0.7%
0.022% due 07/16/2015 - 10/08/2015 (b)(i)	$1,997	1,997

Total Short-Term Instruments (Cost $2,111)		2,111

Total Investments in Securities (Cost $288,410)		274,572

	SHARES
INVESTMENTS IN AFFILIATES 3.8%

SHORT-TERM INSTRUMENTS 3.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.8%
PIMCO Short-Term Floating NAV Portfolio III	1,093,673	10,847

Total Short-Term Instruments (Cost $10,848)		10,847

Total Investments in Affiliates (Cost $10,848)		10,847

Total Investments 98.9% (Cost $299,258)		$285,419

Financial Derivative Instruments (g)(h) (0.5%) (Cost or Premiums, net $(1,182))		(1,525)

Other Assets and Liabilities, net 1.6%		4,675

Net Assets 100.0%		$288,569

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon bond.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$114	Freddie Mac 2.080% due 10/17/2022	$(121)	$114	$114

Total Repurchase Agreements						$(121)	$114	$114

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
CFR	1.000%	05/21/2015	05/20/2017	$(192)	$(192)
FOB	(1.500)%	05/28/2015	05/28/2017	(290)	(290)

Total Reverse Repurchase Agreements					$(482)

(2)

As of June 30, 2015, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended June 30, 2015 was $932 at a weighted average interest rate of (1.192%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of

June 30, 2015:

(f)	Securities with an aggregate market value of $456 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (3)
Global/Master Repurchase Agreement
CFR	$0	$(192)	$0	$0	$(192)	$456	$264
FOB	0	(290)	0	0	(290)	0	(290)
SSB	114	0	0	0	114	(121)	(7)

Total Borrowings and Other Financing Transactions	$114	$(482)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond September Futures	Long	09/2015	23	$17	$21	$(5)
Euro-Bund 10-Year Bond September Futures	Short	09/2015	7	1	3	(2)
U.S. Treasury 10-Year Note September Futures	Short	09/2015	29	32	1	0

Total Futures Contracts				$50	$25	$(7)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.EM-23 5-Year Index	1.000%	06/20/2020	$12,000	$(1,102)	$47	$27	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized (Depreciation)	Variation Margin
								Asset	Liability
Pay	28-Day MXN-TIIE	8.950%	02/19/2019	MXN	11,000	$100	$(13)	$3	$0
Pay	28-Day MXN-TIIE	5.250%	09/06/2019		19,500	8	(5)	5	0

						$108	$(18)	$8	$0

Total Swap Agreements						$(994)	$29	$35	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

Cash of $2,148 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$25	$35	$60	$0	$ (7)	$0	$ (7)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2015	ZAR	8,823	$	727	$5	$(1)

BPS	07/2015	BRL	16,799		5,413	11	(12)
	07/2015	JPY	146,800		1,188	0	(9)
	07/2015	$	5,412	BRL	16,800	0	(66)
	07/2015		4,828	MXN	74,864	0	0
	08/2015	BRL	16,800	$	5,352	11	0

BRC	07/2015	$	1,641	ZAR	20,077	1	(52)

CBK	07/2015		2,930	EUR	2,581	0	0
	09/2015	MXN	19,171	$	1,213	1	0

DUB	07/2015	BRL	12,662		4,667	595	(7)
	07/2015	$	4,076	BRL	12,662	4	(24)
	10/2016	BRL	6,298	$	1,732	0	(31)

GLM	07/2015		4,545		1,431	0	(3)
	07/2015	$	1,465	BRL	4,546	0	0

HUS	07/2015	COP	470,768	$	184	4	0

MSB	07/2015	$	1,190	JPY	146,800	9	0
	07/2015	ZAR	11,418	$	939	5	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2015	EUR	7,426	$	8,347	$64	$(10)
	08/2015	JPY	146,800		1,190	0	0

SCX	07/2015	MXN	74,864		4,802	41	(41)
	09/2015	$	4,774	MXN	74,864	0	0

TOR	07/2015	BRL	496	$	160	0	0
	07/2015	$	160	BRL	496	0	0

Total Forward Foreign Currency Contracts						$751	$(256)

PURCHASED OPTIONS:

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
FBF	Call - OTC EURO STOXX 50 Index	3,600.000	12/20/2019	EUR	0	$129	$156

Total Purchased Options						$129	$156

WRITTEN OPTIONS:

INFLATION CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$	800	$(10)	$0

DUB	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020		800	(8)	(1)

							$(18)	$(1)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FBF	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019	EUR	0	$(127)	$(84)

Total Written Options						$(145)	$(85)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $		Notional Amount in EUR		Premiums
Balance at Beginning of Period	0	$	6,802	EUR	3,600	$(259)
Sales	58		16,300		0	(109)
Closing Buys	0		(5,011)		(1,800)	78
Expirations	(29)		(14,500)		0	94
Exercised	(29)		(1,991)		(1,800)	51

Balance at End of Period	0	$	1,600	EUR	0	$(145)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	06/20/2020	2.528%	$ 300	$(1)	$(3)	$0	$(21)
	Colombia Government International Bond	1.000%	06/20/2019	1.437%	500	0	(7)	0	(8)
	Qatar Government International Bond	1.000%	03/20/2016	0.114%	500	4	3	3	0
	South Africa Government International Bond	1.000%	09/20/2015	0.679%	700	(44)	(3)	1	0
	South Africa Government International Bond	1.000%	06/20/2019	1.741%	1,300	2	8	0	(36)

BPS	South Africa Government International Bond	1.000%	09/20/2015	0.679%	300	(8)	(2)	0	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BRC	Brazil Government International Bond	1.000%	06/20/2019	2.267%	$ 200	$0	$(1)	$0	$(9)
	Colombia Government International Bond	1.000%	06/20/2019	1.437%	100	(19)	(2)	0	(2)
	Export-Import Bank of China	1.000%	09/20/2017	0.473%	550	(14)	26	7	0
	Indonesia Government International Bond	1.000%	03/20/2024	2.289%	100	(6)	5	0	(9)
	Israel Electric Corp. Ltd.	1.000%	09/20/2015	1.034%	500	1	6	0	0
	Panama Government International Bond	1.000%	06/20/2019	1.171%	200	1	(2)	0	(1)
	South Africa Government International Bond	1.000%	09/20/2015	0.679%	200	(1)	(1)	0	0

CBK	Brazil Government International Bond	1.000%	03/20/2016	0.841%	200	(1)	1	0	0
	Brazil Government International Bond	1.000%	09/20/2019	2.310%	100	(58)	(4)	0	(5)
	Brazil Government International Bond	1.000%	03/20/2021	2.689%	1,300	(5)	(54)	0	(112)
	China Government International Bond	1.000%	12/20/2016	0.304%	100	14	6	1	0
	Colombia Government International Bond	1.000%	06/20/2019	1.437%	3,200	(41)	(66)	0	(52)
	Indonesia Government International Bond	1.000%	03/20/2024	2.289%	300	(32)	13	0	(28)
	Russia Government International Bond	1.000%	03/20/2020	3.327%	200	(1)	12	0	(20)

DUB	Brazil Government International Bond	1.000%	03/20/2016	0.841%	200	(23)	1	0	0
	China Government International Bond	1.000%	12/20/2016	0.304%	500	(1)	28	5	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.137%	100	3	2	1	0
	Panama Government International Bond	1.000%	06/20/2019	1.171%	500	(2)	(6)	0	(3)
	Penerbangan Malaysia Berhad	1.000%	03/20/2020	1.216%	200	(1)	0	0	(2)
	Qatar Government International Bond	1.000%	03/20/2016	0.114%	100	1	2	1	0
	South Africa Government International Bond	1.000%	09/20/2015	0.679%	200	(9)	(1)	0	0
	Turkey Government International Bond	1.000%	06/20/2021	2.359%	100	(15)	2	0	(7)

FBF	China Government International Bond	1.000%	12/20/2016	0.304%	300	(19)	18	3	0
	Export-Import Bank of China	1.000%	12/20/2016	0.399%	200	(188)	21	2	0
	Indonesia Government International Bond	1.000%	06/20/2021	1.912%	2,900	0	45	0	(143)

GST	Brazil Government International Bond	1.000%	03/20/2016	0.841%	300	(28)	0	0	0
	Brazil Government International Bond	1.000%	12/20/2018	2.163%	600	(4)	5	0	(23)
	Brazil Government International Bond	1.000%	06/20/2019	2.267%	100	(23)	(1)	0	(5)
	Brazil Government International Bond	1.000%	09/20/2019	2.310%	1,600	(13)	(60)	0	(83)
	Brazil Government International Bond	1.000%	06/20/2020	2.528%	200	10	(1)	0	(14)
	Colombia Government International Bond	1.000%	06/20/2019	1.437%	3,200	(14)	(62)	0	(52)
	Indonesia Government International Bond	1.000%	03/20/2024	2.289%	100	1	5	0	(9)
	Panama Government International Bond	1.000%	06/20/2019	1.171%	100	(7)	(2)	0	(1)

HUS	Brazil Government International Bond	1.000%	09/20/2019	2.310%	400	(25)	(14)	0	(21)
	Colombia Government International Bond	1.000%	06/20/2019	1.437%	3,500	(37)	(32)	0	(57)
	Mexico Government International Bond	1.000%	03/20/2021	1.407%	800	1	20	0	(17)
	Panama Government International Bond	1.000%	06/20/2019	1.171%	200	(214)	(2)	0	(1)
	South Africa Government International Bond	1.000%	03/20/2023	2.444%	2,430	(4)	(18)	0	(232)

JPM	Brazil Government International Bond	1.000%	09/20/2015	0.841%	300	(37)	4	0	0
	Brazil Government International Bond	1.000%	12/20/2019	2.391%	1,000	(20)	(21)	0	(58)
	China Government International Bond	1.000%	12/20/2016	0.304%	400	3	24	4	0
	Colombia Government International Bond	1.000%	06/20/2019	1.437%	500	(22)	(11)	0	(8)
	Indonesia Government International Bond	1.000%	06/20/2019	1.312%	1,000	2	10	0	(12)
	Panama Government International Bond	1.000%	06/20/2019	1.171%	500	(146)	(5)	0	(3)
	Russia Government International Bond	1.000%	06/20/2023	3.513%	1,900	(38)	(157)	0	(303)

MYC	Brazil Government International Bond	1.000%	03/20/2016	0.841%	3,800	0	43	5	0
	Brazil Government International Bond	2.100%	08/20/2016	1.034%	250	(4)	5	5	0
	Brazil Government International Bond	1.000%	09/20/2019	2.310%	300	(56)	(12)	0	(16)
	China Government International Bond	1.000%	12/20/2016	0.304%	1,200	(1)	69	13	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.137%	100	6	2	1	0

RYL	China Government International Bond	1.000%	06/20/2016	0.240%	600	0	(1)	5	0

UAG	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.137%	400	(7)	3	3	0
	Indonesia Government International Bond	1.000%	06/20/2021	1.912%	100	(7)	2	0	(5)

						$(1,158)	$(160)	$60	$(1,378)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	12.230%	01/04/2021	BRL	2,800	$11	$4	$0	$(1)

BPS	Receive	1-Year BRL-CDI	10.910%	01/02/2017		23,300	(13)	215	226	0
	Receive	1-Year BRL-CDI	12.255%	01/02/2017		10,800	13	37	24	0
	Receive	1-Year BRL-CDI	13.900%	01/02/2017		19,400	22	(14)	0	(1)
	Receive	1-Year BRL-CDI	12.360%	01/02/2018		3,600	1	(7)	15	0
	Receive	1-Year BRL-CDI	11.680%	01/04/2021		800	2	4	5	0
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		7,000	(13)	(6)	0	(4)

DUB	Receive	1-Year BRL-CDI	12.255%	01/02/2017		10,100	35	35	22	0
	Pay	1-Year BRL-CDI	12.810%	01/04/2021		12,700	3	9	44	0
	Pay	1-Year BRL-CDI	12.850%	01/04/2021		1,310	5	7	10	0

GLM	Pay	1-Year BRL-CDI	12.850%	01/04/2021		2,100	(1)	10	15	0

HUS	Receive	1-Year BRL-CDI	13.820%	01/02/2017		24,800	6	7	6	0

JPM	Pay	1-Year BRL-CDI	8.650%	01/02/2017		3,400	(3)	(106)	0	(100)

MYC	Pay	1-Year BRL-CDI	12.230%	01/04/2021		2,100	(80)	2	0	(1)

UAG	Pay	1-Year BRL-CDI	8.200%	01/02/2017		31,000	9	(965)	0	(1,045)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018		9,880	9	(50)	0	(41)

							$(8)	$(818)	$367	$(1,193)

Total Swap Agreements							$(1,166)	$(978)	$427	$(2,571)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(i)	Securities with an aggregate market value of $2,102 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$5	$0	$4	$9	$0	$0	$(66)	$(66)	$(57)	$0	$(57)
BPS	22	0	270	292	(88)	0	(5)	(93)	199	(260)	(61)
BRC	1	0	7	8	0	0	(21)	(21)	(13)	0	(13)
CBK	1	0	1	2	(52)	0	(217)	(269)	(267)	273	6
DUB	599	0	83	682	(31)	(1)	(12)	(44)	638	(960)	(322)
FBF	0	156	5	161	0	(84)	(143)	(227)	(66)	0	(66)
GLM	0	0	15	15	(34)	0	0	(34)	(19)	0	(19)
GST	0	0	0	0	0	0	(187)	(187)	(187)	0	(187)
HUS	4	0	6	10	0	0	(328)	(328)	(318)	261	(57)
JPM	0	0	4	4	0	0	(484)	(484)	(480)	562	82
MSB	78	0	0	78	(10)	0	0	(10)	68	0	68
MYC	0	0	24	24	0	0	(17)	(17)	7	(190)	(183)
RYL	0	0	5	5	0	0	0	0	5	0	5
SCX	41	0	0	41	(41)	0	0	(41)	0	0	0
UAG	0	0	3	3	0	0	(1,091)	(1,091)	(1,088)	1,006	(82)

Total Over the Counter	$751	$156	$427	$1,334	$(256)	$(85)	$(2,571)	$(2,912)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$25	$25
Swap Agreements	0	27	0	0	8	35

	$0	$27	$0	$0	$33	$60

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$751	$0	$751
Purchased Options	0	0	156	0	0	156
Swap Agreements	0	60	0	0	367	427

	$0	$60	$156	$751	$367	$1,334

	$0	$87	$156	$751	$400	$1,394

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7	$7

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$256	$0	$256
Written Options	0	0	84	0	1	85
Swap Agreements	0	1,378	0	0	1,193	2,571

	$0	$1,378	$84	$256	$1,194	$2,912

	$0	$1,378	$84	$256	$1,201	$2,919

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$6	$6
Futures	0	0	0	0	91	91
Swap Agreements	0	(294)	0	0	21	(273)

	$0	$(294)	$0	$0	$118	$(176)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$950	$0	$950
Purchased Options	0	0	0	(16)	0	(16)
Written Options	0	0	0	143	11	154
Swap Agreements	0	165	35	0	255	455

	$0	$165	$35	$1,077	$266	$1,543

	$0	$(129)	$35	$1,077	$384	$1,367

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$26	$26
Swap Agreements	0	260	0	0	(18)	242

	$0	$260	$0	$0	$8	$268

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(69)	$0	$(69)
Purchased Options	0	0	48	(12)	0	36
Written Options	0	0	41	31	(1)	71
Swap Agreements	0	113	0	0	(79)	34

	$0	$113	$89	$(50)	$(80)	$72

	$0	$373	$89	$(50)	$(72)	$340

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Azerbaijan
Sovereign Issues	$0	$819	$0	$819
Bermuda
Corporate Bonds & Notes	0	495	0	495
Brazil
Corporate Bonds & Notes	0	27,998	0	27,998
Sovereign Issues	0	10,137	0	10,137
Cayman Islands
Corporate Bonds & Notes	0	7,374	538	7,912
Chile
Corporate Bonds & Notes	0	8,336	0	8,336
Sovereign Issues	0	135	0	135
China
Corporate Bonds & Notes	0	2,978	0	2,978
Colombia
Corporate Bonds & Notes	0	7,341	0	7,341
Sovereign Issues	0	1,068	0	1,068
Costa Rica
Sovereign Issues	0	1,072	0	1,072
Dominican Republic
Sovereign Issues	0	1,115	0	1,115
Ecuador
Sovereign Issues	0	302	0	302
El Salvador
Sovereign Issues	0	6,194	0	6,194
Ethiopia
Sovereign Issues	0	198	0	198
Gabon
Sovereign Issues	0	393	0	393
Ghana
Sovereign Issues	0	456	0	456
Guatemala
Sovereign Issues	0	1,548	0	1,548
Hong Kong
Corporate Bonds & Notes	0	2,870	0	2,870
Hungary
Corporate Bonds & Notes	0	560	0	560
Sovereign Issues	0	109	0	109
India
Corporate Bonds & Notes	0	1,114	0	1,114
Indonesia
Corporate Bonds & Notes	0	12,720	0	12,720
Sovereign Issues	0	12,232	0	12,232
Ireland
Corporate Bonds & Notes	0	8,985	0	8,985
Israel
Corporate Bonds & Notes	0	2,376	0	2,376
Sovereign Issues	0	788	0	788
Ivory Coast
Sovereign Issues	0	569	0	569
Kazakhstan
Corporate Bonds & Notes	0	9,658	0	9,658
Sovereign Issues	0	1,544	0	1,544
Luxembourg
Corporate Bonds & Notes	0	17,681	0	17,681
Malaysia
Corporate Bonds & Notes	0	194	0	194
Mexico
Corporate Bonds & Notes	0	31,773	0	31,773
Sovereign Issues	0	6,690	0	6,690
Mongolia
Sovereign Issues	0	1,625	0	1,625
Morocco
Sovereign Issues	0	2,050	0	2,050
Netherlands
Corporate Bonds & Notes	0	2,983	0	2,983
Panama
Sovereign Issues	0	6,503	0	6,503
Paraguay
Sovereign Issues	0	915	0	915
Peru
Corporate Bonds & Notes	0	507	0	507
Sovereign Issues	0	978	0	978

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Philippines
Corporate Bonds & Notes	$0	$1,708	$0	$1,708
Qatar
Corporate Bonds & Notes	0	516	0	516
Russia
Corporate Bonds & Notes	0	2,019	0	2,019
Sovereign Issues	0	4,391	0	4,391
Senegal
Sovereign Issues	0	224	0	224
Slovenia
Sovereign Issues	0	5,761	0	5,761
South Africa
Corporate Bonds & Notes	0	5,357	0	5,357
Sovereign Issues	0	1,247	0	1,247
Sri Lanka
Corporate Bonds & Notes	0	485	0	485
Sovereign Issues	0	1,079	0	1,079
Supranational
Corporate Bonds & Notes	0	405	0	405
Sweden
Corporate Bonds & Notes	0	244	0	244
Thailand
Corporate Bonds & Notes	0	1,048	0	1,048
Trinidad and Tobago
Corporate Bonds & Notes	0	1,503	0	1,503
Turkey
Corporate Bonds & Notes	0	1,026	398	1,424
Sovereign Issues	0	10,340	0	10,340
United Arab Emirates
Corporate Bonds & Notes	0	1,135	0	1,135
United Kingdom
Corporate Bonds & Notes	0	444	0	444
United States
Corporate Bonds & Notes	0	6,162	0	6,162
Mortgage-Backed Securities	0	554	0	554
U.S. Government Agencies	0	64	0	64
U.S. Treasury Obligations	0	105	0	105
Uruguay
Sovereign Issues	0	1,253	0	1,253
Venezuela
Corporate Bonds & Notes	0	4,626	0	4,626
Sovereign Issues	0	5,484	0	5,484
Virgin Islands (British)
Corporate Bonds & Notes	0	10,526	0	10,526
Zambia
Sovereign Issues	0	436	0	436
Short-Term Instruments
Repurchase Agreements	0	114	0	114
U.S. Treasury Bills	0	1,997	0	1,997
	$0	$273,636	$936	$274,572

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	10,847	0	0	10,847

Total Investments	$10,847	$273,636	$936	$285,419

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	25	35	0	60
Over the counter	0	1,334	0	1,334
	$25	$1,369	$0	$1,394

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(7)	0	0	(7)
Over the counter	0	(2,912)	0	(2,912)
	$(7)	$(2,912)	$0	$(2,919)

Totals	$10,865	$272,093	$936	$283,894

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Emerging Markets Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Class M of the Portfolio. Certain detailed financial information for the Institutional Class, Administrative, and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio.

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed

SEMIANNUAL REPORT	JUNE 30, 2015	23

Notes to Financial Statements (Cont.)

income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and

others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$19	$0	$(19)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$9,501	$60,334	$(59,000)	$(36)	$48	$10,847	$34	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates,

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings,

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$31	$46,813	$38,704

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	352	$4,508	492	$6,747
Class M	22	280	2	27
Administrative Class	2,443	31,446	2,612	35,915
Advisor Class	389	4,997	2,043	28,156
Issued as reinvestment of distributions
Institutional Class	17	215	20	268
Class M	0	3	0	0
Administrative Class	483	6,178	1,387	18,661
Advisor Class	74	946	203	2,727
Cost of shares redeemed
Institutional Class	(43)	(554)	(47)	(638)
Class M	(1)	(11)	0	0
Administrative Class	(2,737)	(35,049)	(5,373)	(73,685)
Advisor Class	(581)	(7,434)	(1,523)	(20,808)
Net increase (decrease) resulting from Portfolio share transactions	418	$5,525	(184)	$(2,630)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 70% of the Portfolio. One shareholder is a related party and comprises 59% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$299,514	$7,669	$(21,764)	$(14,095)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A
BPS	BNP Paribas S.A.	FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
CFR	Credit Suisse Securities (Europe) Ltd.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
BRL	Brazilian Real	JPY	Japanese Yen	USD (or $)	United States Dollar
COP	Colombian Peso	MXN	Mexican Peso	ZAR	South African Rand
EUR	Euro

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate

38	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	39

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT14SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Foreign Bond Portfolio (Unhedged)

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk

4	PIMCO VARIABLE INSURANCE TRUST

that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical

SEMIANNUAL REPORT	JUNE 30, 2015	5

Important Information About the Portfolio (Cont.)

(5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Foreign Bond Portfolio (Unhedged)

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

United States	18.2%
Italy	17.9%
United Kingdom	14.3%
France	9.0%
Spain	8.3%
Brazil	8.0%
Short-Term Instruments‡	7.0%
Other	17.3%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	Class Inception (04/30/2008)
PIMCO Foreign Bond Portfolio (Unhedged) Administrative Class	-5.58%	-11.57%	2.01%	2.86%
JPMorgan GBI Global ex-US FX NY Index Unhedged in USD±	-5.55%	-13.21%	0.33%	1.04%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.91% for Administrative Class shares.

± JPMorgan GBI Global ex-US FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. bond markets. The index launched on 5/31/2004. The index performance shown prior to that date is calculated using the JPMorgan Non-US Government Bond Index (Unhedged), which was the Fund’s primary benchmark index from the Fund’s inception until 5/31/2004. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$944.20	$1,020.17
Expenses Paid During Period†	$4.36	$4.53
Net Annualized Expense Ratio	0.91%	0.91%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Foreign Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»	Exposure to core European duration (or sensitivity to changes in market interest rates) detracted from performance as German bund yields increased over the reporting period.

»	An underweight to Canadian duration detracted from relative performance as Canadian rates declined during the reporting period.

»	Negative carry (or the rate of interest earned by holding the respective securities) from a short position to U.S. duration detracted from performance over the reporting period.

»	An overweight to duration in Italy and Spain detracted from relative performance as European sovereign debt peripheral spreads widened over the reporting period.

»	Exposure to Brazilian local bonds during the last two months of the reporting period detracted from relative performance as Brazilian yields increased during this period.

»	An underweight to the euro contributed to relative performance as this currency depreciated relative to the U.S. dollar over the reporting period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to relative performance as breakeven inflation rates increased over the reporting period.

»	Positions in non-agency mortgage-backed securities contributed to relative performance as prices for the securities increased over the reporting period.

SEMIANNUAL REPORT	JUNE 30, 2015	7

Financial Highlights PIMCO Foreign Bond Portfolio (Unhedged)

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Administrative Class
Net asset value beginning of year or period	$10.53	$10.74	$11.81	$12.09	$11.40	$10.64
Net investment income (a)	0.09	0.25	0.23	0.32	0.25	0.15
Net realized/unrealized gain (loss)	(0.68)	(0.20)	(0.99)	0.32	0.72	0.85
Total from Investment Operations	(0.59)	0.05	(0.76)	0.64	0.97	1.00
Dividends from net investment income	(0.07)	(0.23)	(0.20)	(0.65)	(0.24)	(0.15)
Distributions from net realized capital gains	0.00	(0.03)	(0.11)	(0.27)	(0.04)	(0.09)
Total distributions	(0.07)	(0.26)	(0.31)	(0.92)	(0.28)	(0.24)
Net asset value end of year or period	$9.87	$10.53	$10.74	$11.81	$12.09	$11.40
Total return	(5.58)%	0.40%	(6.47)%	5.50%	8.53%	9.47%
Net assets end of year or period (000s)	$8,697	$10,388	$12,314	$9,943	$8,472	$9,956
Ratio of expenses to average net assets	0.91%*	0.91%	0.93%	0.94%	0.90%	0.91%
Ratio of expenses to average net assets excluding interest expense	0.90%*	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	1.86%*	2.28%	2.05%	2.69%	2.08%	1.33%
Portfolio turnover rate	144%	277%	174%	309%	166%	304%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (Unhedged)

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$32,333
Investments in Affiliates	1,925
Financial Derivative Instruments
Exchange-traded or centrally cleared	149
Over the counter	1,172
Cash	1
Deposits with counterparty	1,101
Foreign currency, at value	161
Receivable for Investments sold~	11,246
Receivable for Portfolio shares sold	48
Interest receivable	315
Dividends receivable from Affiliates	1
Other assets	1
Total Assets	48,453

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$2,162
Payable for short sales	3,823
Financial Derivative Instruments
Exchange-traded or centrally cleared	73
Over the counter	730
Payable for investments purchased~	6,171
Payable for investments in Affiliates purchased	1
Payable for investments purchased on a delayed-delivery basis	550
Deposits from counterparty	460
Payable for Portfolio shares redeemed	33
Accrued investment advisory fees	7
Accrued supervisory and administrative fees	15
Accrued distribution fees	5
Accrued servicing fees	1
Total Liabilities	14,031

Net Assets	$34,422

Net Assets Consist of:
Paid in capital	$37,222
(Overdistributed) net investment income	(803)
Accumulated undistributed net realized (loss)	(1,182)
Net unrealized (depreciation)	(815)
$34,422

Net Assets:
Institutional Class	$9
Administrative Class	8,697
Advisor Class	25,716

Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	881
Advisor Class	2,605

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$9.87
Administrative Class	9.87
Advisor Class	9.87

Cost of Investments in securities	$33,888
Cost of Investments in Affiliates	$1,925
Cost of Foreign Currency Held	$162
Proceeds Received on Short Sales	$3,840
Cost or Premiums of Financial Derivative Instruments, net	$7

* Includes repurchase agreements of:	$163

~	A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statement of Operations PIMCO Foreign Bond Portfolio (Unhedged)

(Unaudited)

Six Months Ended
(Amounts in thousands)	June 30, 2015

Investment Income:
Interest	$498
Dividends from Investments in Affiliates	6
Total Income	504

Expenses:
Investment advisory fees	45
Supervisory and administrative fees	91
Servicing fees - Administrative Class	7
Distribution and/or servicing fees - Advisor Class	34
Interest expense	3
Total Expenses	180

Net Investment Income	324

Net Realized Gain (Loss):
Investments in securities	(1,246)
Investments in Affiliates	(4)
Exchange-traded or centrally cleared financial derivative instruments	(204)
Over the counter financial derivative instruments	(612)
Foreign currency	846

Net Realized (Loss)	(1,220)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1,319)
Investments in Affiliates	6
Exchange-traded or centrally cleared financial derivative instruments	(138)
Over the counter financial derivative instruments	408
Foreign currency assets and liabilities	(157)

Net Change in Unrealized (Depreciation)	(1,200)

Net (Decrease) in Net Assets Resulting from Operations	$(2,096)

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

(Decrease) in Net Assets from:

Operations:
Net investment income	$324	$1,005
Net realized (loss)	(1,220)	(6)
Net change in unrealized (depreciation)	(1,200)	(299)

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,096)	700

Distributions to Shareholders:
From net investment income
Institutional Class	0	0
Administrative Class	(69)	(242)
Advisor Class	(185)	(679)
From net realized capital gains
Institutional Class	0	0
Administrative Class	0	(31)
Advisor Class	0	(84)

Total Distributions	(254)	(1,036)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(2,173)	(10,575)

Total (Decrease) in Net Assets	(4,523)	(10,911)

Net Assets:
Beginning of period	38,945	49,856
End of period*	$34,422	$38,945

* Including (overdistributed) net investment income of:	$(803)	$(873)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.9%

AUSTRALIA 1.6%

CORPORATE BONDS & NOTES 0.6%
Westpac Banking Corp.
1.850% due 11/26/2018		$200	$201

SOVEREIGN ISSUES 1.0%
New South Wales Treasury Corp.
2.750% due 11/20/2025	AUD	124	111
Queensland Treasury Corp.
4.250% due 07/21/2023		300	246

			357

Total Australia (Cost $611)			558

BRAZIL 8.0%

CORPORATE BONDS & NOTES 0.9%
Petrobras Global Finance BV
3.250% due 03/17/2017		$300	296

SOVEREIGN ISSUES 7.1%
Banco Nacional de Desenvolvimento Economico e Social
4.000% due 04/14/2019		200	202
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015 (b)	BRL	4,600	1,479
0.000% due 01/01/2018 (b)		700	165
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2025		2,100	585

			2,431

Total Brazil (Cost $3,287)			2,727

CANADA 1.8%

CORPORATE BONDS & NOTES 1.2%
Toronto-Dominion Bank
0.723% due 07/02/2019		$400	400

SOVEREIGN ISSUES 0.6%
Province of Ontario
3.450% due 06/02/2045	CAD	100	84
6.200% due 06/02/2031		100	113

			197

Total Canada (Cost $618)			597

DENMARK 4.4%

CORPORATE BONDS & NOTES 4.4%
Nykredit Realkredit A/S
1.000% due 07/01/2016	DKK	3,700	559
2.000% due 10/01/2015		2,200	331
2.000% due 04/01/2016		3,200	486
Realkredit Danmark A/S
2.000% due 01/01/2016		900	136

Total Denmark (Cost $1,511)			1,512

FRANCE 8.9%

CORPORATE BONDS & NOTES 2.0%
BNP Paribas Home Loan SFH S.A.
2.200% due 11/02/2015		$200	201
Cie de Financement Foncier S.A.
2.500% due 09/16/2015		200	201

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Agricole S.A.
0.833% due 06/12/2017		$300	$300

			702

SOVEREIGN ISSUES 6.9%
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		300	317
France Government Bond
0.250% due 07/25/2024 (c)	EUR	51	60
1.000% due 11/25/2018 (f)		400	461
3.250% due 05/25/2045		300	412
4.000% due 10/25/2038		125	190
4.500% due 04/25/2041		500	827
France Treasury Notes
2.500% due 07/25/2016		100	115

			2,382

Total France (Cost $3,196)			3,084

GERMANY 1.4%

CORPORATE BONDS & NOTES 0.2%
KFW
6.000% due 08/20/2020	AUD	100	88

SOVEREIGN ISSUES 1.2%
Republic of Germany
0.750% due 04/15/2018 (c)	EUR	213	247
4.250% due 07/04/2039		100	173

			420

Total Germany (Cost $603)			508

GREECE 0.3%

SOVEREIGN ISSUES 0.3%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	10,000	46
5.000% due 08/22/2016		10,000	47

Total Greece (Cost $185)			93

GUERNSEY, CHANNEL ISLANDS 0.3%

CORPORATE BONDS & NOTES 0.3%
Credit Suisse Group Funding Guernsey Ltd.
2.750% due 03/26/2020		$100	99

Total Guernsey, Channel Islands (Cost $100)			99

HONG KONG 0.9%

CORPORATE BONDS & NOTES 0.9%
CNOOC Finance Ltd.
3.875% due 05/02/2022		$300	304

Total Hong Kong (Cost $295)			304

IRELAND 1.0%

ASSET-BACKED SECURITIES 0.2%
Mercator CLO PLC
0.226% due 02/18/2024	EUR	72	79

CORPORATE BONDS & NOTES 0.8%
Depfa ACS Bank
4.875% due 10/28/2015		$100	102
4.875% due 05/21/2019	EUR	50	65

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.125% due 03/16/2037		$100	$119

			286

Total Ireland (Cost $389)			365

ITALY 17.9%

CORPORATE BONDS & NOTES 3.2%
Banca Carige SpA
3.875% due 10/24/2018	EUR	200	245
Banco Popolare SC
3.250% due 09/30/2016		200	225
Intesa Sanpaolo SpA
3.625% due 08/12/2015		$400	401
UniCredit SpA
6.750% due 09/10/2021 (d)	EUR	200	216

			1,087

MORTGAGE-BACKED SECURITIES 0.9%
Berica Residential MBS SRL
0.288% due 03/31/2048		40	44
Claris ABS
0.412% due 10/31/2060		119	131
Giovecca Mortgages SRL
0.599% due 04/23/2048		117	131

			306

SOVEREIGN ISSUES 13.8%
Italy Buoni Poliennali Del Tesoro
3.750% due 09/01/2024		150	187
4.000% due 02/01/2037		500	626
4.500% due 05/01/2023		100	132
4.500% due 03/01/2024		500	658
4.750% due 08/01/2023		1,500	2,006
4.750% due 09/01/2028		300	409
5.000% due 03/01/2025		200	273
5.500% due 11/01/2022		200	276
Italy Government International Bond
6.000% due 08/04/2028	GBP	100	188

			4,755

Total Italy (Cost $6,610)			6,148

MEXICO 0.7%

SOVEREIGN ISSUES 0.7%
Mexico Government International Bond
4.750% due 06/14/2018	MXN	4,000	256

Total Mexico (Cost $300)			256

NETHERLANDS 0.4%

ASSET-BACKED SECURITIES 0.1%
Euro-Galaxy CLO BV
0.239% due 10/23/2021	EUR	39	44

CORPORATE BONDS & NOTES 0.3%
Rabobank Group
8.375% due 07/26/2016 (d)		$100	105

Total Netherlands (Cost $155)			149

PORTUGAL 0.3%

CORPORATE BONDS & NOTES 0.3%
Novo Banco S.A.
5.875% due 11/09/2015	EUR	100	112

Total Portugal (Cost $135)			112

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLOVENIA 2.6%

SOVEREIGN ISSUES 2.6%
Slovenia Government International Bond
4.125% due 02/18/2019		$300	$313
4.375% due 01/18/2021	EUR	100	128
4.700% due 11/01/2016		200	236
5.250% due 02/18/2024		$200	219

Total Slovenia (Cost $932)			896

SPAIN 8.2%

CORPORATE BONDS & NOTES 1.6%
Ayt Cedulas Cajas Global
0.093% due 02/22/2018	EUR	100	111
Bankia S.A.
3.500% due 12/14/2015		300	339
BPE Financiaciones S.A.
2.875% due 05/19/2016		100	113

			563

SOVEREIGN ISSUES 6.6%
Autonomous Community of Catalonia
4.950% due 02/11/2020		200	246
Instituto de Credito Oficial
4.530% due 03/17/2016	CAD	100	82
Spain Government International Bond
2.150% due 10/31/2025	EUR	150	164
3.300% due 07/30/2016		100	115
4.700% due 07/30/2041		100	139
4.800% due 01/31/2024		100	135
5.150% due 10/31/2028		200	282
5.150% due 10/31/2044		100	149
5.400% due 01/31/2023 (f)		600	832
Xunta de Galicia
5.763% due 04/03/2017		100	121

			2,265

Total Spain (Cost $3,155)			2,828

SWEDEN 0.9%

CORPORATE BONDS & NOTES 0.5%
Skandinaviska Enskilda Banken AB
3.000% due 06/20/2018	SEK	1,000	130
Swedbank Hypotek AB
3.750% due 12/20/2017		300	40

			170

SOVEREIGN ISSUES 0.4%
Sweden Government International Bond
4.250% due 03/12/2019		900	126

Total Sweden (Cost $354)			296

SWITZERLAND 0.6%

CORPORATE BONDS & NOTES 0.6%
UBS AG
5.125% due 05/15/2024		$200	198

Total Switzerland (Cost $208)			198

UNITED KINGDOM 14.2%

ASSET-BACKED SECURITIES 0.4%
Motor PLC
0.667% due 08/25/2021		$126	126

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 2.1%
Barclays PLC
6.500% due 09/15/2019 (d)	EUR	200	$223
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	100	187
NRAM PLC
5.625% due 06/22/2017		$200	218
Royal Bank of Scotland PLC
9.500% due 03/16/2022		100	111

			739

MORTGAGE-BACKED SECURITIES 6.1%
Eurosail PLC
0.146% due 03/13/2045	EUR	66	70
0.147% due 12/10/2044		60	64
0.731% due 03/13/2045	GBP	131	198
Fosse Master Issuer PLC
2.669% due 10/18/2054		100	158
Granite Master Issuer PLC
0.327% due 12/20/2054		$113	112
0.527% due 12/20/2054		100	99
Granite Mortgages PLC
0.892% due 06/20/2044	GBP	22	35
Great Hall Mortgages PLC
0.416% due 06/18/2039		$53	51
Hercules Eclipse PLC
0.811% due 10/25/2018	GBP	78	120
Kensington Mortgage Securities PLC
0.156% due 06/14/2040	EUR	50	53
Leek Finance PLC
0.541% due 09/21/2038		$226	236
Mansard Mortgages PLC
1.221% due 12/15/2049	GBP	163	249
Newgate Funding PLC
1.571% due 12/15/2050		185	273
RMAC Securities PLC
0.136% due 06/12/2044	EUR	141	146
0.741% due 06/12/2044	GBP	161	234

			2,098

SOVEREIGN ISSUES 5.6%
United Kingdom Gilt
2.750% due 09/07/2024		100	167
3.250% due 01/22/2044		800	1,388
4.250% due 06/07/2032		200	389

			1,944

Total United Kingdom (Cost $4,542)			4,907

UNITED STATES 18.1%

ASSET-BACKED SECURITIES 1.2%
Panhandle-Plains Higher Education Authority, Inc.
1.414% due 10/01/2035		$48	48
Renaissance Home Equity Loan Trust
2.737% due 12/25/2032		95	90
Saxon Asset Securities Trust
1.937% due 12/25/2037		91	74
SLM Student Loan Trust
0.246% due 12/15/2023	EUR	92	101
Structured Asset Investment Loan Trust
1.912% due 10/25/2034		$116	98

			411

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.2%
Bank of America Corp.
6.100% due 03/17/2025 (d)	$100	$99
Citigroup, Inc.
0.967% due 04/27/2018	100	100
International Lease Finance Corp.
6.750% due 09/01/2016	100	105
Wells Fargo & Co.
3.000% due 02/19/2025	100	96

		400

MORTGAGE-BACKED SECURITIES 5.7%
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	179	154
Citigroup Commercial Mortgage Trust
0.936% due 06/15/2033	300	299
Citigroup Mortgage Loan Trust, Inc.
2.410% due 09/25/2035	18	18
Commercial Mortgage Trust
1.881% due 07/10/2046 (a)	737	26
2.403% due 07/10/2046 (a)	946	49
Credit Suisse Mortgage Capital Certificates
5.927% due 12/16/2049	158	165
DBUBS Mortgage Trust
0.322% due 11/10/2046 (a)	200	3
1.531% due 11/10/2046 (a)	445	8
First Horizon Mortgage Pass-Through Trust
2.734% due 05/25/2037 ^	52	42
HarborView Mortgage Loan Trust
0.468% due 02/19/2036	395	298
Impac CMB Trust
0.907% due 10/25/2034	98	84
IndyMac Mortgage Loan Trust
0.427% due 07/25/2035	34	29
JPMorgan Chase Commercial Mortgage Securities Trust
4.070% due 11/15/2043	200	215
JPMorgan Mortgage Trust
2.608% due 02/25/2036 ^	32	28
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.046% due 08/15/2032	58	56
Merrill Lynch Mortgage Investors Trust
2.460% due 02/25/2035	18	18
Merrill Lynch/Countrywide Commercial Mortgage Trust
6.076% due 08/12/2049	100	107
Morgan Stanley Bank of America Merrill Lynch Trust
1.602% due 12/15/2048 (a)	386	22
Royal Bank of Scotland Capital Funding Trust
6.239% due 12/16/2049	89	92
Structured Asset Securities Corp. Trust
2.652% due 10/28/2035	33	33
Thornburg Mortgage Securities Trust
1.434% due 06/25/2047 ^	20	18
WaMu Commercial Mortgage Securities Trust
5.515% due 03/23/2045	140	143
Wells Fargo Mortgage-Backed Securities Trust
2.681% due 10/25/2035	42	42

		1,949

U.S. GOVERNMENT AGENCIES 2.1%
Fannie Mae
0.617% due 11/25/2040	61	62
0.637% due 11/25/2040	92	92
Freddie Mac
0.786% due 12/15/2037	18	18

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NCUA Guaranteed Notes
0.555% due 11/06/2017	$376	$376
0.745% due 12/08/2020	131	132
Small Business Administration
5.980% due 05/01/2022	52	57

		737

U.S. TREASURY OBLIGATIONS 7.9%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022	105	103
0.125% due 07/15/2022	103	102
0.125% due 01/15/2023	1,230	1,208
0.250% due 01/15/2025	899	881
2.375% due 01/15/2025	377	442

		2,736

Total United States (Cost $6,239)		6,233

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.4%

CERTIFICATES OF DEPOSIT 0.9%
Credit Suisse
0.602% due 08/24/2015	$300	$300

REPURCHASE AGREEMENTS (e) 0.5%
		163

Total Short-Term Instruments (Cost $463)		463

Total Investments in Securities (Cost $33,888)		32,333

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.6%

SHORT-TERM INSTRUMENTS 5.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.6%
PIMCO Short-Term Floating NAV Portfolio III	194,122	$1,925

Total Short-Term Instruments (Cost $1,925)		1,925

Total Investments in Affiliates (Cost $1,925)		1,925

Total Investments 99.5% (Cost $35,813)		$34,258

Financial Derivative Instruments (g)(h) 1.6% (Cost or Premiums, net $7)		518

Other Assets and Liabilities, net (1.1%)		(354)

Net Assets 100.0%		$34,422

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Zero coupon bond.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$163	Fannie Mae 2.200% due 10/17/2022	$(166)	$163	$163

Total Repurchase Agreements						$(166)	$163	$163

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
BPS	(0.130)%	04/16/2015	07/16/2015	EUR	(1,149)	$(1,281)
	0.000%	05/07/2015	08/06/2015		(787)	(881)

Total Sale-Buyback Transactions						$(2,162)

(2)

As of June 30, 2015, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended June 30, 2015 was $3,484 at a weighted average interest rate of 0.099%.

(3)	Payable for sale-buyback transactions includes $4 of deferred price drop.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	07/01/2045	$800	$(831)	$(823)
Fannie Mae	4.000%	07/01/2045	1,100	(1,169)	(1,164)
Fannie Mae	4.500%	07/01/2045	1,000	(1,085)	(1,081)
Fannie Mae	4.500%	08/13/2045	700	(755)	(755)

Total Short Sales				$(3,840)	$(3,823)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(f)	Securities with an aggregate market value of $2,099 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
SSB	$163	$0	$0	$163	$(166)	$(3)

Master Securities Forward Transaction Agreement
BPS	0	0	(2,162)	(2,162)	2,099	(63)

Total Borrowings and Other Financing Transactions	$163	$0	$(2,162)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$107.500	08/21/2015	8	$0	$0
Put - CBOT U.S. Treasury 10-Year Note September Futures	109.000	08/21/2015	34	0	1

				$0	$1

Total Purchased Options				$0	$1

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	6	$(2)	$0	$0
90-Day Eurodollar June Futures	Short	06/2016	4	(1)	0	0
90-Day Eurodollar March Futures	Short	03/2017	6	(2)	0	0
90-Day Eurodollar September Futures	Short	09/2016	9	(3)	0	0
Australia Government 3-Year Note September Futures	Long	09/2015	4	0	1	0
Australia Government 10-Year Bond September Futures	Long	09/2015	4	2	3	(2)
Call Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond September Futures	Long	08/2015	3	0	2	0
Call Options Strike @ EUR 157.500 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	3	0	0	(1)
Canada Government 10-Year Bond September Futures	Short	09/2015	1	(1)	0	(2)
Euro-Bobl September Futures	Long	09/2015	6	3	4	0
Euro-BTP Italy Government Bond September Futures	Long	09/2015	2	(5)	2	(3)
Euro-Bund 10-Year Bond September Futures	Long	09/2015	11	(26)	24	0
Euro-Buxl 30-Year Bond September Futures	Long	09/2015	5	(68)	20	0
Euro-OAT France Government 10-Year Bond September Futures	Long	09/2015	2	(9)	3	0
Put Options Strike @ EUR 124.500 on Euro-Bobl 10-Year Bond August Futures	Long	07/2015	6	0	0	0
Put Options Strike @ EUR 130.000 on Euro-Bund 10-Year Bond September Futures	Long	08/2015	15	0	0	0
Put Options Strike @ EUR 132.500 on Euro-Bund 10-Year Bond September Futures	Long	08/2015	11	0	0	0
Put Options Strike @ EUR 147.000 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	3	1	1	0
U.S. Treasury 5-Year Note September Futures	Short	09/2015	1	0	0	0
U.S. Treasury 10-Year Note September Futures	Long	09/2015	42	(36)	0	(1)
U.S. Treasury 30-Year Bond September Futures	Long	09/2015	1	(4)	0	0
U.S. Treasury Ultra Long-Term Bond September Futures	Short	09/2015	2	4	0	0
United Kingdom Long Gilt September Futures	Long	09/2015	19	(9)	36	0

Total Futures Contracts				$(156)	$96	$(9)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
						Asset	Liability
iTraxx Europe Senior 22 5-Year Index	(1.000)%	12/20/2019	EUR 900	$(8)	$7	$5	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$693	$44	$(5)	$3	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month SEK-LIBOR	1.080%	01/26/2025	SEK	200	$(1)	$(1)	$0	$0
Pay	3-Month SEK-LIBOR	1.085%	01/26/2025		200	(1)	(1)	0	0
Receive	3-Month USD-LIBOR	1.300%	05/06/2017	$	900	(1)	(2)	0	0
Receive	3-Month USD-LIBOR	1.500%	12/16/2017		7,000	(37)	(6)	1	0
Receive	3-Month USD-LIBOR	2.250%	12/16/2022		5,600	24	(17)	2	0
Receive	3-Month USD-LIBOR	2.500%	12/16/2025		4,100	35	(25)	3	0
Pay	3-Month USD-LIBOR	2.500%	12/16/2035		100	(7)	0	0	0
Pay	3-Month USD-LIBOR	2.750%	12/16/2045		100	(5)	0	0	0
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	100	5	4	0	(1)
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046		800	55	76	0	(22)
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017	GBP	600	(5)	1	0	(2)
Pay	6-Month GBP-LIBOR	1.500%	09/16/2020		1,100	(25)	(24)	9	0
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		2,200	67	67	0	(39)
Receive	6-Month JPY-LIBOR	0.500%	09/17/2021	JPY	20,000	(2)	0	0	0
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033		680,000	327	386	21	0
Pay	6-Month JPY-LIBOR	1.250%	06/17/2035		30,000	0	(5)	1	0
Pay	6-Month JPY-LIBOR	1.500%	12/20/2044		30,000	1	2	1	0
Pay	28-Day MXN-TIIE	4.300%	09/01/2016	MXN	10,600	3	2	1	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		3,400	(1)	(1)	1	0
Pay	28-Day MXN-TIIE	5.615%	06/02/2020		6,900	6	4	2	0
Pay	28-Day MXN-TIIE	5.630%	07/07/2021		2,100	0	0	1	0
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		400	0	0	0	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029		600	0	(1)	1	0

						$438	$459	$44	$(64)

Total Swap Agreements						$474	$461	$52	$(64)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

Cash of $1,101 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$1	$96	$52	$149	$0	$(9)	$(64)	$(73)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2015		AUD	11	$		9	$0	$0
	07/2015		BRL	734			266	29	0
	07/2015		JPY	25,400			204	0	(4)
	07/2015	$		236		BRL	734	0	0
	07/2015			181		DKK	1,212	0	0
	07/2015			6,974		JPY	862,346	72	0
	07/2015			1,556		NZD	2,180	0	(78)
	09/2015			20		CNY	123	0	0
	04/2016		DKK	751	$		111	0	(2)
	07/2016			1,212			183	0	0

BPS	07/2015		BRL	5,416			2,051	309	0
	07/2015		JPY	843,578			6,806	0	(87)
	07/2015	$		1,739		BRL	5,416	6	(2)
	07/2015			417		MXN	6,466	0	(6)
	08/2015		BRL	4,294	$		1,368	3	0
	08/2015		NOK	685			88	1	0
	08/2015	$		6,809		JPY	843,578	87	0

BRC	07/2015		PLN	1,307	$		342	0	(6)
	07/2015	$		173		PLN	639	0	(3)
	09/2015			71		CNY	430	0	(1)

CBK	07/2015		AUD	173	$		132	0	(2)
	07/2015		EUR	126			142	1	0
	07/2015		GBP	24			37	0	(1)
	07/2015	$		724		EUR	649	7	(8)
	07/2015			133		JPY	16,500	2	0
	07/2015			36		MXN	550	0	(1)
	07/2015			177		PLN	651	0	(4)
	08/2015		NOK	1,254	$		165	5	0
	09/2015		MXN	11,313			716	0	0
	09/2015	$		274		CNY	1,656	0	(4)

DUB	07/2015		BRL	3,827	$		1,346	121	(7)
	07/2015		JPY	9,769			79	0	(1)
	07/2015		NOK	15,522			1,975	0	(5)
	07/2015	$		1,213		BRL	3,827	18	(1)
	07/2015			1,904		KRW	2,061,473	0	(63)
	07/2015			1,568		SEK	13,300	37	0
	08/2015		DKK	2,050	$		316	10	0
	08/2015		SEK	935			112	0	(1)
	08/2015	$		1,973		NOK	15,522	5	0
	10/2015		BRL	761	$		240	3	0
	04/2016			805			236	0	0

FBF	07/2015			1,917			725	108	0
	07/2015		JPY	20,200			162	0	(3)
	07/2015	$		617		BRL	1,917	0	(1)
	09/2015		CNY	2,529	$		412	0	(1)

GLM	07/2015		AUD	136			104	0	(1)
	07/2015		BRL	508			159	0	(4)
	07/2015	$		2,989		AUD	3,867	0	(6)
	07/2015			163		BRL	508	0	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	07/2015	$		3,306		CAD	4,107	$0	$(18)
	07/2015			111		JPY	13,700	1	0
	08/2015		EUR	183	$		205	1	0
	08/2015	$		95		CHF	89	0	0
	08/2015			282		DKK	1,825	0	(9)
	08/2015			18		EUR	16	0	0
	08/2015			44		NOK	335	0	(1)

HUS	07/2015		EUR	69	$		75	0	(2)
	07/2015		PLN	730			195	1	0
	07/2015		SGD	397			295	0	0
	07/2015	$		831		PLN	3,049	0	(21)
	07/2015			1,895		SGD	2,575	16	0
	08/2015			60		SEK	505	1	0
	04/2016		DKK	1,738	$		257	0	(5)

JPM	07/2015		BRL	1,061			370	30	(1)
	07/2015		EUR	549			620	9	0
	07/2015		KRW	63,812			58	1	0
	07/2015		NZD	81			56	1	0
	07/2015		PLN	3,073			818	2	0
	07/2015	$		342		BRL	1,061	0	(1)
	07/2015			235		EUR	209	0	(2)
	07/2015			66		GBP	42	1	0
	07/2015			181		JPY	22,400	2	0
	07/2015			37		PLN	134	0	(1)
	08/2015			90		BRL	285	1	0
	10/2015		DKK	101	$		15	0	0
	01/2016		BRL	589			200	22	0
	01/2016		DKK	349			53	1	0
	04/2016			749			111	0	(2)

MSB	07/2015		BRL	991			319	1	0
	07/2015		KRW	98,453			88	0	0
	07/2015		SEK	13,300			1,612	8	0
	07/2015	$		308		BRL	991	11	0
	07/2015			1,834		CHF	1,735	22	0
	07/2015			139		PLN	528	1	0
	08/2015			1,613		SEK	13,300	0	(8)
	09/2015			20		CNY	123	0	0
	01/2016		DKK	571	$		87	2	0
	05/2016		BRL	1,606			456	0	(11)

NAB	07/2015		AUD	3,547			2,743	7	0
	08/2015	$		2,738		AUD	3,546	0	(7)

NGF	08/2015		CHF	97	$		103	0	0

SCX	07/2015		MXN	7,016			450	4	0
	07/2015	$		4,978		EUR	4,442	0	(25)
	08/2015		EUR	4,442	$		4,980	25	0
	08/2015	$		351		INR	22,763	4	0
	09/2015			447		MXN	7,016	0	(4)

TOR	07/2015		BRL	1,735	$		559	1	0
	07/2015		CAD	4,070			3,280	22	0
	07/2015	$		559		BRL	1,735	0	(1)
	08/2015			3,278		CAD	4,070	0	(21)

UAG	07/2015		BRL	323	$		103	0	(1)
	07/2015		CAD	37			30	0	0
	07/2015		CHF	1,735			1,849	0	(7)
	07/2015		EUR	5,188			5,660	0	(124)
	07/2015		JPY	20,600			166	0	(2)
	07/2015		NZD	2,099			1,432	9	0
	07/2015	$		104		BRL	323	0	0
	07/2015			377		DKK	2,525	1	0
	07/2015			700		EUR	632	8	(3)
	07/2015			37		JPY	4,600	0	0
	07/2015			1,972		NOK	15,522	8	0
	08/2015		DKK	1,785	$		264	0	(3)
	08/2015	$		102		BRL	323	1	0
	08/2015			1,851		CHF	1,735	7	0
	08/2015			1,427		NZD	2,099	0	(9)
	10/2015		DKK	102	$		16	0	0
	07/2016			2,525			380	0	(2)

Total Forward Foreign Currency Contracts								$1,056	$(594)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC EUR versus USD	$	1.010	07/21/2015	EUR	15	$1	$0
	Put - OTC EUR versus USD		1.050	07/21/2015		17	2	1
	Call - OTC USD versus BRL	BRL	3.280	07/29/2015	$	100	1	0
	Call - OTC USD versus JPY	JPY	127.000	07/20/2015		400	2	0

BPS	Call - OTC USD versus JPY		127.000	07/20/2015		200	1	0

CBK	Put - OTC EUR versus USD	$	1.050	07/21/2015	EUR	15	1	1

DUB	Call - OTC USD versus BRL	BRL	3.230	07/27/2015	$	100	1	1
	Call - OTC USD versus JPY	JPY	123.000	08/24/2015		200	2	2

FBF	Call - OTC USD versus BRL	BRL	3.230	07/27/2015		100	1	1
	Call - OTC USD versus BRL		3.280	07/29/2015		100	1	1

HUS	Put - OTC EUR versus USD	$	1.010	07/21/2015	EUR	13	1	0

JPM	Call - OTC USD versus CAD	CAD	1.550	09/17/2015	$	4,000	0	0
	Call - OTC USD versus JPY	JPY	141.000	08/26/2015		3,100	0	0

MSB	Call - OTC USD versus JPY		127.000	07/20/2015		200	1	0

							$15	$7

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	500	$41	$4

GLM	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000%	11/26/2015	EUR	700	12	6

								$53	$10

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Cost (1)	Market Value
BRC	Call & Put - OTC 1-Month EUR/USD vs. 1-Month EUR/USD Forward Currency Volatility Agreement	0.000%	07/02/2015	$ 100	$0	$0

DUB	Call & Put - OTC 1-Month EUR/USD vs. 1-Month EUR/USD Forward Currency Volatility Agreement	0.000%	07/02/2015	100	0	0

					$0	$0

Total Purchased Options					$68	$17

(1)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus BRL	BRL	3.090	07/29/2015	$100	$(1)	$(1)

BPS	Put - OTC USD versus JPY	JPY	117.000	07/02/2015	200	(1)	0

DUB	Put - OTC USD versus BRL	BRL	3.050	07/27/2015	100	(1)	(1)
	Call - OTC USD versus JPY	JPY	125.000	08/24/2015	300	(1)	(2)

FBF	Put - OTC USD versus BRL	BRL	3.030	07/27/2015	100	(1)	0
	Put - OTC USD versus BRL		3.090	07/29/2015	100	(1)	(1)

HUS	Call - OTC USD versus CNY	CNY	6.600	02/05/2016	100	(1)	0
	Put - OTC USD versus JPY	JPY	118.100	07/20/2015	100	(1)	0

JPM	Call - OTC USD versus CNY	CNY	6.600	02/05/2016	90	(1)	0

MSB	Put - OTC USD versus JPY	JPY	118.100	07/20/2015	500	(3)	0

						$(12)	$(5)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC 5-Year Interest Rate Swap (Effective 05/04/2021)	6-Month EUR-EURIBOR	Receive	0.400%	04/29/2016	EUR	500	$(2)	$0
	Put - OTC 5-Year Interest Rate Swap (Effective 05/04/2021)	6-Month EUR-EURIBOR	Pay	1.400%	04/29/2016		500	(4)	(20)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	2,100	(40)	(2)

GLM	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.750%	07/10/2015	GBP	600	(2)	(2)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.200%	07/13/2015		100	0	(1)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.400%	07/15/2015		100	(1)	0
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.200%	07/15/2015		100	0	(1)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.750%	09/11/2015	EUR	100	(3)	0
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.300%	09/11/2015		100	(3)	(13)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.564%	11/26/2015		300	(12)	(12)

JPM	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.400%	07/27/2015	GBP	100	(1)	0
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.200%	07/27/2015		100	(1)	(1)

								$(69)	$(52)

Total Written Options								$(81)	$(57)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	0	$8,800	EUR	3,200	GBP	600	$(212)
Sales	4	4,690		2,360		1,800	(50)
Closing Buys	0	(3,600)		0		(700)	97
Expirations	(2)	(3,800)		(2,770)		(300)	28
Exercised	(2)	(2,300)		(1,290)		(300)	56

Balance at End of Period	0	$3,790	EUR	1,500	GBP	1,100	$(81)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	2.218%	$ 200	$(9)	$0	$0	$(9)
	France Government International Bond	0.250%	03/20/2020	0.303%	100	(1)	1	0	0

BRC	France Government International Bond	0.250%	03/20/2020	0.303%	100	(1)	1	0	0

CBK	Brazil Government International Bond	1.000%	03/20/2019	2.218%	100	(4)	0	0	(4)

GST	France Government International Bond	0.250%	03/20/2020	0.303%	400	(4)	3	0	(1)
	Greece Government International Bond	1.000%	12/20/2015	50.000%	EUR 100	(5)	(51)	0	(56)

HUS	Brazil Government International Bond	1.000%	09/20/2019	2.310%	$ 100	(3)	(2)	0	(5)

JPM	France Government International Bond	0.250%	03/20/2020	0.303%	200	(1)	0	0	(1)

MYC	France Government International Bond	0.250%	03/20/2020	0.303%	100	(1)	1	0	0

						$(29)	$(47)	$0	$(76)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)		Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (6)
									Asset	Liability
CBK	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	EUR	200	$7	$0	$7	$0

GST	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019		100	4	(1)	3	0

							$11	$(1)	$10	$0

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017	CHF	100	$107	$0	$0	$0	$0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020	EUR	700	777	4	8	12	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2025		140	153	0	5	5	0

BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020		1,100	1,201	17	22	39	0

CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020		900	1,008	3	3	6	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2025		340	371	7	4	11	0

DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020		700	779	8	2	10	0

FBF	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017	CHF	100	106	0	1	1	0

GLM	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017		300	321	0	1	1	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2025	EUR	200	224	1	0	1	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

Counterparty	Receive	Pay	Maturity Date (7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
UAG	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017	CHF	300	$320	$(2)	$4	$2	$0

							$38	$50	$88	$0

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	1-Month GBP-UKRPI	3.310%	05/15/2030	GBP	100	$0	$(2)	$0	$(2)

JPM	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	600	0	(1)	0	(1)

MYC	Pay	1-Month GBP-UKRPI	3.535%	05/15/2045	GBP	100	0	1	1	0

							$0	$(2)	$1	$(3)

Total Swap Agreements							$20	$0	$99	$(79)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (8)
BOA	$101	$1	$17	$119	$(84)	$(1)	$(9)	$(94)	$25	$0	$25
BPS	406	0	39	445	(95)	0	0	(95)	350	(310)	40
BRC	0	0	0	0	(10)	(20)	0	(30)	(30)	0	(30)
CBK	15	5	24	44	(20)	(2)	(4)	(26)	18	0	18
DUB	194	3	10	207	(78)	(3)	0	(81)	126	(150)	(24)
FBF	108	2	1	111	(5)	(1)	0	(6)	105	0	105
GLM	2	6	2	10	(39)	(29)	(2)	(70)	(60)	0	(60)
GST	0	0	3	3	0	0	(57)	(57)	(54)	0	(54)
HUS	18	0	0	18	(28)	0	(5)	(33)	(15)	0	(15)
JPM	70	0	0	70	(7)	(1)	(2)	(10)	60	0	60
MSB	45	0	0	45	(19)	0	0	(19)	26	0	26
MYC	0	0	1	1	0	0	0	0	1	0	1
NAB	7	0	0	7	(7)	0	0	(7)	0	0	0
SCX	33	0	0	33	(29)	0	0	(29)	4	0	4
TOR	23	0	0	23	(22)	0	0	(22)	1	0	1
UAG	34	0	2	36	(151)	0	0	(151)	(115)	0	(115)

Total Over the Counter	$1,056	$17	$99	$1,172	$(594)	$(57)	$(79)	$(730)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	96	96
Swap Agreements	0	8	0	0	44	52

	$0	$8	$0	$0	$141	$149

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,056	$0	$1,056
Purchased Options	0	0	0	7	10	17
Swap Agreements	0	10	0	88	1	99

	$0	$10	$0	$1,151	$11	$1,172

	$0	$18	$0	$1,151	$152	$1,321

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$9	$9
Swap Agreements	0	0	0	0	64	64

	$0	$0	$0	$0	$73	$73

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$594	$0	$594
Written Options	0	0	0	5	52	57
Swap Agreements	0	76	0	0	3	79

	$0	$76	$0	$599	$55	$730

	$0	$76	$0	$599	$128	$803

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Written Options	0	0	0	0	1	1
Futures	0	0	0	0	(93)	(93)
Swap Agreements	0	(18)	0	0	(93)	(111)

	$0	$(18)	$0	$0	$(186)	$(204)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(285)	$0	$(285)
Purchased Options	0	0	0	9	0	9
Written Options	0	6	0	100	7	113
Swap Agreements	0	21	0	(486)	16	(449)

	$0	$27	$0	$(662)	$23	$(612)

	$0	$9	$0	$(662)	$(163)	$(816)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(31)	$0	$0	$0	$(230)	$(261)
Swap Agreements	0	13	0	0	110	123

	$(31)	$13	$0	$0	$(120)	$(138)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$299	$0	$299
Purchased Options	0	0	0	(27)	(15)	(42)
Written Options	0	(5)	0	6	4	5
Swap Agreements	0	(48)	0	201	(7)	146

	$0	$(53)	$0	$479	$(18)	$408

	$(31)	$(40)	$0	$479	$(138)	$270

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	23

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

June 30, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$201	$0	$201
Sovereign Issues	0	357	0	357
Brazil
Corporate Bonds & Notes	0	296	0	296
Sovereign Issues	0	2,431	0	2,431
Canada
Corporate Bonds & Notes	0	400	0	400
Sovereign Issues	0	197	0	197
Denmark
Corporate Bonds & Notes	0	1,512	0	1,512
France
Corporate Bonds & Notes	0	702	0	702
Sovereign Issues	0	2,382	0	2,382
Germany
Corporate Bonds & Notes	0	88	0	88
Sovereign Issues	0	420	0	420
Greece
Sovereign Issues	0	93	0	93
Guernsey, Channel Islands
Corporate Bonds & Notes	0	99	0	99
Hong Kong
Corporate Bonds & Notes	0	304	0	304
Ireland
Asset-Backed Securities	0	79	0	79
Corporate Bonds & Notes	0	286	0	286
Italy
Corporate Bonds & Notes	0	1,087	0	1,087
Mortgage-Backed Securities	0	306	0	306
Sovereign Issues	0	4,755	0	4,755
Mexico
Sovereign Issues	0	256	0	256
Netherlands
Asset-Backed Securities	0	44	0	44
Corporate Bonds & Notes	0	105	0	105
Portugal
Corporate Bonds & Notes	0	112	0	112
Slovenia
Sovereign Issues	0	896	0	896
Spain
Corporate Bonds & Notes	0	563	0	563
Sovereign Issues	0	2,265	0	2,265
Sweden
Corporate Bonds & Notes	0	170	0	170
Sovereign Issues	0	126	0	126

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Switzerland
Corporate Bonds & Notes	$0	$198	$0	$198
United Kingdom
Asset-Backed Securities	0	126	0	126
Corporate Bonds & Notes	0	739	0	739
Mortgage-Backed Securities	0	2,098	0	2,098
Sovereign Issues	0	1,944	0	1,944
United States
Asset-Backed Securities	0	411	0	411
Corporate Bonds & Notes	0	400	0	400
Mortgage-Backed Securities	0	1,949	0	1,949
U.S. Government Agencies	0	737	0	737
U.S. Treasury Obligations	0	2,736	0	2,736
Short-Term Instruments
Certificates of Deposit	0	300	0	300
Repurchase Agreements	0	163	0	163
	$0	$32,333	$0	$32,333

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,925	0	0	1,925

Total Investments	$1,925	$32,333	$0	$34,258

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(3,823)	$0	$(3,823)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	96	53	0	149
Over the counter	0	1,172	0	1,172
	$96	$1,225	$0	$1,321

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(9)	(64)	0	(73)
Over the counter	0	(730)	0	(730)
	$(9)	$(794)	$0	$(803)

Totals	$2,012	$28,941	$0	$30,953

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2015 (Unaudited)

1. ORGANIZATION

The PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

(for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond,

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

(“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

(b) Investments in Affiliates  The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$15	$0	$(15)	$0	$0	$0	$0	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$1,818	$13,605	$(13,500)	$(4)	$6	$1,925	$6	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the

Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

(b) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Straddle Options  The Portfolio may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO

Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the

SEMIANNUAL REPORT	JUNE 30, 2015	37

Notes to Financial Statements (Cont.)

Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”)

govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$609	$140

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may

SEMIANNUAL REPORT	JUNE 30, 2015	39

Notes to Financial Statements (Cont.)

adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$33,027	$33,169	$15,766	$18,191

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$4
Administrative Class	150	1,556	409	4,542
Advisor Class	151	1,542	576	6,379
Issued as reinvestment of distributions
Institutional Class	0	0	0	0
Administrative Class	7	69	25	273
Advisor Class	18	185	70	763
Cost of shares redeemed
Institutional Class	0	0	0	(3)
Administrative Class	(263)	(2,704)	(594)	(6,604)
Advisor Class	(276)	(2,821)	(1,430)	(15,929)
Net increase (decrease) resulting from Portfolio share transactions	(213)	$(2,173)	(944)	$(10,575)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2015, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 82% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012,

BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$36,177	$656	$(2,575)	$(1,919)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	41

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone
BRL	Brazilian Real	GBP	British Pound	NZD	New Zealand Dollar
CAD	Canadian Dollar	INR	Indian Rupee	PLN	Polish Zloty
CHF	Swiss Franc	JPY	Japanese Yen	SEK	Swedish Krona
CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	SGD	Singapore Dollar
DKK	Danish Krone	MXN	Mexican Peso	USD (or $)	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	UKRPI	United Kingdom Retail Price Index

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate	NCUA	National Credit Union Administration
CDI	Brazil Interbank Deposit Rate	MBS	Mortgage-Backed Security	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate

42	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	43

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT17SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Foreign Bond Portfolio (Unhedged)

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk

4	PIMCO VARIABLE INSURANCE TRUST

that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical

SEMIANNUAL REPORT	JUNE 30, 2015	5

Important Information About the Portfolio (Cont.)

(5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Foreign Bond Portfolio (Unhedged)

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown†

United States	18.2%
Italy	17.9%
United Kingdom	14.3%
France	9.0%
Spain	8.3%
Brazil	8.0%
Short-Term Instruments‡	7.0%
Other	17.3%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	Class Inception (04/30/2012)
PIMCO Foreign Bond Portfolio (Unhedged) Institutional Class	-5.48%	-11.40%	-2.66%
JPMorgan GBI Global ex-US FX NY Index Unhedged in USD±	-5.55%	-13.21%	-4.19%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.76% for Institutional Class shares.

± JPMorgan GBI Global ex-US FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. bond markets. The index launched on 5/31/2004. The index performance shown prior to that date is calculated using the JPMorgan Non-US Government Bond Index (Unhedged), which was the Fund’s primary benchmark index from the Fund’s inception until 5/31/2004. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$945.20	$1,020.91
Expenses Paid During Period†	$3.65	$3.79
Net Annualized Expense Ratio	0.76%	0.76%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Foreign Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»	Exposure to core European duration (or sensitivity to changes in market interest rates) detracted from performance as German bund yields increased over the reporting period.

»	An underweight to Canadian duration detracted from relative performance as Canadian rates declined during the reporting period.

»	Negative carry (or the rate of interest earned by holding the respective securities) from a short position to U.S. duration detracted from performance over the reporting period.

»	An overweight to duration in Italy and Spain detracted from relative performance as European sovereign debt peripheral spreads widened over the reporting period.

»	Exposure to Brazilian local bonds during the last two months of the reporting period detracted from relative performance as Brazilian yields increased during this period.

»	An underweight to the euro contributed to relative performance as this currency depreciated relative to the U.S. dollar over the reporting period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to relative performance as breakeven inflation rates increased over the reporting period.

»	Positions in non-agency mortgage-backed securities contributed to relative performance as prices for the securities increased over the reporting period.

SEMIANNUAL REPORT	JUNE 30, 2015	7

Financial Highlights PIMCO Foreign Bond Portfolio (Unhedged)

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013	04/30/2012-12/31/2012

Institutional Class
Net asset value beginning of year or period	$10.53	$10.74	$11.81	$11.90
Net investment income (a)	0.10	0.27	0.24	0.23
Net realized/unrealized gain (loss)	(0.67)	(0.20)	(0.98)	0.14
Total from Investment Operations	(0.57)	0.07	(0.74)	0.37
Dividends from net investment income	(0.09)	(0.25)	(0.22)	(0.19)
Distributions from net realized capital gains	0.00	(0.03)	(0.11)	(0.27)
Total distributions	(0.09)	(0.28)	(0.33)	(0.46)
Net asset value end of year or period	$9.87	$10.53	$10.74	$11.81
Total return	(5.48)%	0.57%	(6.31)%	3.10%
Net assets end of year or period (000s)	$9	$10	$10	$10
Ratio of expenses to average net assets	0.76%*	0.76%	0.78%	0.79%*
Ratio of expenses to average net assets excluding interest expense	0.75%*	0.75%	0.75%	0.75%*
Ratio of net investment income to average net assets	2.07%*	2.45%	2.18%	2.85%*
Portfolio turnover rate	144%	277%	174%	309%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (Unhedged)

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$32,333
Investments in Affiliates	1,925
Financial Derivative Instruments
Exchange-traded or centrally cleared	149
Over the counter	1,172
Cash	1
Deposits with counterparty	1,101
Foreign currency, at value	161
Receivable for Investments sold~	11,246
Receivable for Portfolio shares sold	48
Interest receivable	315
Dividends receivable from Affiliates	1
Other assets	1
Total Assets	48,453

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$2,162
Payable for short sales	3,823
Financial Derivative Instruments
Exchange-traded or centrally cleared	73
Over the counter	730
Payable for investments purchased~	6,171
Payable for investments in Affiliates purchased	1
Payable for investments purchased on a delayed-delivery basis	550
Deposits from counterparty	460
Payable for Portfolio shares redeemed	33
Accrued investment advisory fees	7
Accrued supervisory and administrative fees	15
Accrued distribution fees	5
Accrued servicing fees	1
Total Liabilities	14,031

Net Assets	$34,422

Net Assets Consist of:
Paid in capital	$37,222
(Overdistributed) net investment income	(803)
Accumulated undistributed net realized (loss)	(1,182)
Net unrealized (depreciation)	(815)
$34,422

Net Assets:
Institutional Class	$9
Administrative Class	8,697
Advisor Class	25,716

Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	881
Advisor Class	2,605

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$9.87
Administrative Class	9.87
Advisor Class	9.87

Cost of Investments in securities	$33,888
Cost of Investments in Affiliates	$1,925
Cost of Foreign Currency Held	$162
Proceeds Received on Short Sales	$3,840
Cost or Premiums of Financial Derivative Instruments, net	$7

* Includes repurchase agreements of:	$163

~	A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statement of Operations PIMCO Foreign Bond Portfolio (Unhedged)

(Unaudited)

Six Months Ended
(Amounts in thousands)	June 30, 2015

Investment Income:
Interest	$498
Dividends from Investments in Affiliates	6
Total Income	504

Expenses:
Investment advisory fees	45
Supervisory and administrative fees	91
Servicing fees - Administrative Class	7
Distribution and/or servicing fees - Advisor Class	34
Interest expense	3
Total Expenses	180

Net Investment Income	324

Net Realized Gain (Loss):
Investments in securities	(1,246)
Investments in Affiliates	(4)
Exchange-traded or centrally cleared financial derivative instruments	(204)
Over the counter financial derivative instruments	(612)
Foreign currency	846

Net Realized (Loss)	(1,220)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1,319)
Investments in Affiliates	6
Exchange-traded or centrally cleared financial derivative instruments	(138)
Over the counter financial derivative instruments	408
Foreign currency assets and liabilities	(157)

Net Change in Unrealized (Depreciation)	(1,200)

Net (Decrease) in Net Assets Resulting from Operations	$(2,096)

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

(Decrease) in Net Assets from:

Operations:
Net investment income	$324	$1,005
Net realized (loss)	(1,220)	(6)
Net change in unrealized (depreciation)	(1,200)	(299)

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,096)	700

Distributions to Shareholders:
From net investment income
Institutional Class	0	0
Administrative Class	(69)	(242)
Advisor Class	(185)	(679)
From net realized capital gains
Institutional Class	0	0
Administrative Class	0	(31)
Advisor Class	0	(84)

Total Distributions	(254)	(1,036)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(2,173)	(10,575)

Total (Decrease) in Net Assets	(4,523)	(10,911)

Net Assets:
Beginning of period	38,945	49,856
End of period*	$34,422	$38,945

* Including (overdistributed) net investment income of:	$(803)	$(873)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.9%

AUSTRALIA 1.6%

CORPORATE BONDS & NOTES 0.6%
Westpac Banking Corp.
1.850% due 11/26/2018		$200	$201

SOVEREIGN ISSUES 1.0%
New South Wales Treasury Corp.
2.750% due 11/20/2025	AUD	124	111
Queensland Treasury Corp.
4.250% due 07/21/2023		300	246

			357

Total Australia (Cost $611)			558

BRAZIL 8.0%

CORPORATE BONDS & NOTES 0.9%
Petrobras Global Finance BV
3.250% due 03/17/2017		$300	296

SOVEREIGN ISSUES 7.1%
Banco Nacional de Desenvolvimento Economico e Social
4.000% due 04/14/2019		200	202
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015 (b)	BRL	4,600	1,479
0.000% due 01/01/2018 (b)		700	165
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2025		2,100	585

			2,431

Total Brazil (Cost $3,287)			2,727

CANADA 1.8%

CORPORATE BONDS & NOTES 1.2%
Toronto-Dominion Bank
0.723% due 07/02/2019		$400	400

SOVEREIGN ISSUES 0.6%
Province of Ontario
3.450% due 06/02/2045	CAD	100	84
6.200% due 06/02/2031		100	113

			197

Total Canada (Cost $618)			597

DENMARK 4.4%

CORPORATE BONDS & NOTES 4.4%
Nykredit Realkredit A/S
1.000% due 07/01/2016	DKK	3,700	559
2.000% due 10/01/2015		2,200	331
2.000% due 04/01/2016		3,200	486
Realkredit Danmark A/S
2.000% due 01/01/2016		900	136

Total Denmark (Cost $1,511)			1,512

FRANCE 8.9%

CORPORATE BONDS & NOTES 2.0%
BNP Paribas Home Loan SFH S.A.
2.200% due 11/02/2015		$200	201
Cie de Financement Foncier S.A.
2.500% due 09/16/2015		200	201

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Agricole S.A.
0.833% due 06/12/2017		$300	$300

			702

SOVEREIGN ISSUES 6.9%
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		300	317
France Government Bond
0.250% due 07/25/2024 (c)	EUR	51	60
1.000% due 11/25/2018 (f)		400	461
3.250% due 05/25/2045		300	412
4.000% due 10/25/2038		125	190
4.500% due 04/25/2041		500	827
France Treasury Notes
2.500% due 07/25/2016		100	115

			2,382

Total France (Cost $3,196)			3,084

GERMANY 1.4%

CORPORATE BONDS & NOTES 0.2%
KFW
6.000% due 08/20/2020	AUD	100	88

SOVEREIGN ISSUES 1.2%
Republic of Germany
0.750% due 04/15/2018 (c)	EUR	213	247
4.250% due 07/04/2039		100	173

			420

Total Germany (Cost $603)			508

GREECE 0.3%

SOVEREIGN ISSUES 0.3%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	10,000	46
5.000% due 08/22/2016		10,000	47

Total Greece (Cost $185)			93

GUERNSEY, CHANNEL ISLANDS 0.3%

CORPORATE BONDS & NOTES 0.3%
Credit Suisse Group Funding Guernsey Ltd.
2.750% due 03/26/2020		$100	99

Total Guernsey, Channel Islands (Cost $100)			99

HONG KONG 0.9%

CORPORATE BONDS & NOTES 0.9%
CNOOC Finance Ltd.
3.875% due 05/02/2022		$300	304

Total Hong Kong (Cost $295)			304

IRELAND 1.0%

ASSET-BACKED SECURITIES 0.2%
Mercator CLO PLC
0.226% due 02/18/2024	EUR	72	79

CORPORATE BONDS & NOTES 0.8%
Depfa ACS Bank
4.875% due 10/28/2015		$100	102
4.875% due 05/21/2019	EUR	50	65

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.125% due 03/16/2037		$100	$119

			286

Total Ireland (Cost $389)			365

ITALY 17.9%

CORPORATE BONDS & NOTES 3.2%
Banca Carige SpA
3.875% due 10/24/2018	EUR	200	245
Banco Popolare SC
3.250% due 09/30/2016		200	225
Intesa Sanpaolo SpA
3.625% due 08/12/2015		$400	401
UniCredit SpA
6.750% due 09/10/2021 (d)	EUR	200	216

			1,087

MORTGAGE-BACKED SECURITIES 0.9%
Berica Residential MBS SRL
0.288% due 03/31/2048		40	44
Claris ABS
0.412% due 10/31/2060		119	131
Giovecca Mortgages SRL
0.599% due 04/23/2048		117	131

			306

SOVEREIGN ISSUES 13.8%
Italy Buoni Poliennali Del Tesoro
3.750% due 09/01/2024		150	187
4.000% due 02/01/2037		500	626
4.500% due 05/01/2023		100	132
4.500% due 03/01/2024		500	658
4.750% due 08/01/2023		1,500	2,006
4.750% due 09/01/2028		300	409
5.000% due 03/01/2025		200	273
5.500% due 11/01/2022		200	276
Italy Government International Bond
6.000% due 08/04/2028	GBP	100	188

			4,755

Total Italy (Cost $6,610)			6,148

MEXICO 0.7%

SOVEREIGN ISSUES 0.7%
Mexico Government International Bond
4.750% due 06/14/2018	MXN	4,000	256

Total Mexico (Cost $300)			256

NETHERLANDS 0.4%

ASSET-BACKED SECURITIES 0.1%
Euro-Galaxy CLO BV
0.239% due 10/23/2021	EUR	39	44

CORPORATE BONDS & NOTES 0.3%
Rabobank Group
8.375% due 07/26/2016 (d)		$100	105

Total Netherlands (Cost $155)			149

PORTUGAL 0.3%

CORPORATE BONDS & NOTES 0.3%
Novo Banco S.A.
5.875% due 11/09/2015	EUR	100	112

Total Portugal (Cost $135)			112

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLOVENIA 2.6%

SOVEREIGN ISSUES 2.6%
Slovenia Government International Bond
4.125% due 02/18/2019		$300	$313
4.375% due 01/18/2021	EUR	100	128
4.700% due 11/01/2016		200	236
5.250% due 02/18/2024		$200	219

Total Slovenia (Cost $932)			896

SPAIN 8.2%

CORPORATE BONDS & NOTES 1.6%
Ayt Cedulas Cajas Global
0.093% due 02/22/2018	EUR	100	111
Bankia S.A.
3.500% due 12/14/2015		300	339
BPE Financiaciones S.A.
2.875% due 05/19/2016		100	113

			563

SOVEREIGN ISSUES 6.6%
Autonomous Community of Catalonia
4.950% due 02/11/2020		200	246
Instituto de Credito Oficial
4.530% due 03/17/2016	CAD	100	82
Spain Government International Bond
2.150% due 10/31/2025	EUR	150	164
3.300% due 07/30/2016		100	115
4.700% due 07/30/2041		100	139
4.800% due 01/31/2024		100	135
5.150% due 10/31/2028		200	282
5.150% due 10/31/2044		100	149
5.400% due 01/31/2023 (f)		600	832
Xunta de Galicia
5.763% due 04/03/2017		100	121

			2,265

Total Spain (Cost $3,155)			2,828

SWEDEN 0.9%

CORPORATE BONDS & NOTES 0.5%
Skandinaviska Enskilda Banken AB
3.000% due 06/20/2018	SEK	1,000	130
Swedbank Hypotek AB
3.750% due 12/20/2017		300	40

			170

SOVEREIGN ISSUES 0.4%
Sweden Government International Bond
4.250% due 03/12/2019		900	126

Total Sweden (Cost $354)			296

SWITZERLAND 0.6%

CORPORATE BONDS & NOTES 0.6%
UBS AG
5.125% due 05/15/2024		$200	198

Total Switzerland (Cost $208)			198

UNITED KINGDOM 14.2%

ASSET-BACKED SECURITIES 0.4%
Motor PLC
0.667% due 08/25/2021		$126	126

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 2.1%
Barclays PLC
6.500% due 09/15/2019 (d)	EUR	200	$223
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	100	187
NRAM PLC
5.625% due 06/22/2017		$200	218
Royal Bank of Scotland PLC
9.500% due 03/16/2022		100	111

			739

MORTGAGE-BACKED SECURITIES 6.1%
Eurosail PLC
0.146% due 03/13/2045	EUR	66	70
0.147% due 12/10/2044		60	64
0.731% due 03/13/2045	GBP	131	198
Fosse Master Issuer PLC
2.669% due 10/18/2054		100	158
Granite Master Issuer PLC
0.327% due 12/20/2054		$113	112
0.527% due 12/20/2054		100	99
Granite Mortgages PLC
0.892% due 06/20/2044	GBP	22	35
Great Hall Mortgages PLC
0.416% due 06/18/2039		$53	51
Hercules Eclipse PLC
0.811% due 10/25/2018	GBP	78	120
Kensington Mortgage Securities PLC
0.156% due 06/14/2040	EUR	50	53
Leek Finance PLC
0.541% due 09/21/2038		$226	236
Mansard Mortgages PLC
1.221% due 12/15/2049	GBP	163	249
Newgate Funding PLC
1.571% due 12/15/2050		185	273
RMAC Securities PLC
0.136% due 06/12/2044	EUR	141	146
0.741% due 06/12/2044	GBP	161	234

			2,098

SOVEREIGN ISSUES 5.6%
United Kingdom Gilt
2.750% due 09/07/2024		100	167
3.250% due 01/22/2044		800	1,388
4.250% due 06/07/2032		200	389

			1,944

Total United Kingdom (Cost $4,542)			4,907

UNITED STATES 18.1%

ASSET-BACKED SECURITIES 1.2%
Panhandle-Plains Higher Education Authority, Inc.
1.414% due 10/01/2035		$48	48
Renaissance Home Equity Loan Trust
2.737% due 12/25/2032		95	90
Saxon Asset Securities Trust
1.937% due 12/25/2037		91	74
SLM Student Loan Trust
0.246% due 12/15/2023	EUR	92	101
Structured Asset Investment Loan Trust
1.912% due 10/25/2034		$116	98

			411

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.2%
Bank of America Corp.
6.100% due 03/17/2025 (d)	$100	$99
Citigroup, Inc.
0.967% due 04/27/2018	100	100
International Lease Finance Corp.
6.750% due 09/01/2016	100	105
Wells Fargo & Co.
3.000% due 02/19/2025	100	96

		400

MORTGAGE-BACKED SECURITIES 5.7%
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	179	154
Citigroup Commercial Mortgage Trust
0.936% due 06/15/2033	300	299
Citigroup Mortgage Loan Trust, Inc.
2.410% due 09/25/2035	18	18
Commercial Mortgage Trust
1.881% due 07/10/2046 (a)	737	26
2.403% due 07/10/2046 (a)	946	49
Credit Suisse Mortgage Capital Certificates
5.927% due 12/16/2049	158	165
DBUBS Mortgage Trust
0.322% due 11/10/2046 (a)	200	3
1.531% due 11/10/2046 (a)	445	8
First Horizon Mortgage Pass-Through Trust
2.734% due 05/25/2037 ^	52	42
HarborView Mortgage Loan Trust
0.468% due 02/19/2036	395	298
Impac CMB Trust
0.907% due 10/25/2034	98	84
IndyMac Mortgage Loan Trust
0.427% due 07/25/2035	34	29
JPMorgan Chase Commercial Mortgage Securities Trust
4.070% due 11/15/2043	200	215
JPMorgan Mortgage Trust
2.608% due 02/25/2036 ^	32	28
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.046% due 08/15/2032	58	56
Merrill Lynch Mortgage Investors Trust
2.460% due 02/25/2035	18	18
Merrill Lynch/Countrywide Commercial Mortgage Trust
6.076% due 08/12/2049	100	107
Morgan Stanley Bank of America Merrill Lynch Trust
1.602% due 12/15/2048 (a)	386	22
Royal Bank of Scotland Capital Funding Trust
6.239% due 12/16/2049	89	92
Structured Asset Securities Corp. Trust
2.652% due 10/28/2035	33	33
Thornburg Mortgage Securities Trust
1.434% due 06/25/2047 ^	20	18
WaMu Commercial Mortgage Securities Trust
5.515% due 03/23/2045	140	143
Wells Fargo Mortgage-Backed Securities Trust
2.681% due 10/25/2035	42	42

		1,949

U.S. GOVERNMENT AGENCIES 2.1%
Fannie Mae
0.617% due 11/25/2040	61	62
0.637% due 11/25/2040	92	92
Freddie Mac
0.786% due 12/15/2037	18	18

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NCUA Guaranteed Notes
0.555% due 11/06/2017	$376	$376
0.745% due 12/08/2020	131	132
Small Business Administration
5.980% due 05/01/2022	52	57

		737

U.S. TREASURY OBLIGATIONS 7.9%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022	105	103
0.125% due 07/15/2022	103	102
0.125% due 01/15/2023	1,230	1,208
0.250% due 01/15/2025	899	881
2.375% due 01/15/2025	377	442

		2,736

Total United States (Cost $6,239)		6,233

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.4%

CERTIFICATES OF DEPOSIT 0.9%
Credit Suisse
0.602% due 08/24/2015	$300	$300

REPURCHASE AGREEMENTS (e) 0.5%
		163

Total Short-Term Instruments (Cost $463)		463

Total Investments in Securities (Cost $33,888)		32,333

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.6%

SHORT-TERM INSTRUMENTS 5.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.6%
PIMCO Short-Term Floating NAV Portfolio III	194,122	$1,925

Total Short-Term Instruments (Cost $1,925)		1,925

Total Investments in Affiliates (Cost $1,925)		1,925

Total Investments 99.5% (Cost $35,813)		$34,258

Financial Derivative Instruments (g)(h) 1.6% (Cost or Premiums, net $7)		518

Other Assets and Liabilities, net (1.1%)		(354)

Net Assets 100.0%		$34,422

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Zero coupon bond.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$163	Fannie Mae 2.200% due 10/17/2022	$(166)	$163	$163

Total Repurchase Agreements						$(166)	$163	$163

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
BPS	(0.130)%	04/16/2015	07/16/2015	EUR	(1,149)	$(1,281)
	0.000%	05/07/2015	08/06/2015		(787)	(881)

Total Sale-Buyback Transactions						$(2,162)

(2)

As of June 30, 2015, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended June 30, 2015 was $3,484 at a weighted average interest rate of 0.099%.

(3)	Payable for sale-buyback transactions includes $4 of deferred price drop.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	07/01/2045	$800	$(831)	$(823)
Fannie Mae	4.000%	07/01/2045	1,100	(1,169)	(1,164)
Fannie Mae	4.500%	07/01/2045	1,000	(1,085)	(1,081)
Fannie Mae	4.500%	08/13/2045	700	(755)	(755)

Total Short Sales				$(3,840)	$(3,823)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(f)	Securities with an aggregate market value of $2,099 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
SSB	$163	$0	$0	$163	$(166)	$(3)

Master Securities Forward Transaction Agreement
BPS	0	0	(2,162)	(2,162)	2,099	(63)

Total Borrowings and Other Financing Transactions	$163	$0	$(2,162)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$107.500	08/21/2015	8	$0	$0
Put - CBOT U.S. Treasury 10-Year Note September Futures	109.000	08/21/2015	34	0	1

				$0	$1

Total Purchased Options				$0	$1

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	6	$(2)	$0	$0
90-Day Eurodollar June Futures	Short	06/2016	4	(1)	0	0
90-Day Eurodollar March Futures	Short	03/2017	6	(2)	0	0
90-Day Eurodollar September Futures	Short	09/2016	9	(3)	0	0
Australia Government 3-Year Note September Futures	Long	09/2015	4	0	1	0
Australia Government 10-Year Bond September Futures	Long	09/2015	4	2	3	(2)
Call Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond September Futures	Long	08/2015	3	0	2	0
Call Options Strike @ EUR 157.500 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	3	0	0	(1)
Canada Government 10-Year Bond September Futures	Short	09/2015	1	(1)	0	(2)
Euro-Bobl September Futures	Long	09/2015	6	3	4	0
Euro-BTP Italy Government Bond September Futures	Long	09/2015	2	(5)	2	(3)
Euro-Bund 10-Year Bond September Futures	Long	09/2015	11	(26)	24	0
Euro-Buxl 30-Year Bond September Futures	Long	09/2015	5	(68)	20	0
Euro-OAT France Government 10-Year Bond September Futures	Long	09/2015	2	(9)	3	0
Put Options Strike @ EUR 124.500 on Euro-Bobl 10-Year Bond August Futures	Long	07/2015	6	0	0	0
Put Options Strike @ EUR 130.000 on Euro-Bund 10-Year Bond September Futures	Long	08/2015	15	0	0	0
Put Options Strike @ EUR 132.500 on Euro-Bund 10-Year Bond September Futures	Long	08/2015	11	0	0	0
Put Options Strike @ EUR 147.000 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	3	1	1	0
U.S. Treasury 5-Year Note September Futures	Short	09/2015	1	0	0	0
U.S. Treasury 10-Year Note September Futures	Long	09/2015	42	(36)	0	(1)
U.S. Treasury 30-Year Bond September Futures	Long	09/2015	1	(4)	0	0
U.S. Treasury Ultra Long-Term Bond September Futures	Short	09/2015	2	4	0	0
United Kingdom Long Gilt September Futures	Long	09/2015	19	(9)	36	0

Total Futures Contracts				$(156)	$96	$(9)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
						Asset	Liability
iTraxx Europe Senior 22 5-Year Index	(1.000)%	12/20/2019	EUR 900	$(8)	$7	$5	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$693	$44	$(5)	$3	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month SEK-LIBOR	1.080%	01/26/2025	SEK	200	$(1)	$(1)	$0	$0
Pay	3-Month SEK-LIBOR	1.085%	01/26/2025		200	(1)	(1)	0	0
Receive	3-Month USD-LIBOR	1.300%	05/06/2017	$	900	(1)	(2)	0	0
Receive	3-Month USD-LIBOR	1.500%	12/16/2017		7,000	(37)	(6)	1	0
Receive	3-Month USD-LIBOR	2.250%	12/16/2022		5,600	24	(17)	2	0
Receive	3-Month USD-LIBOR	2.500%	12/16/2025		4,100	35	(25)	3	0
Pay	3-Month USD-LIBOR	2.500%	12/16/2035		100	(7)	0	0	0
Pay	3-Month USD-LIBOR	2.750%	12/16/2045		100	(5)	0	0	0
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	100	5	4	0	(1)
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046		800	55	76	0	(22)
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017	GBP	600	(5)	1	0	(2)
Pay	6-Month GBP-LIBOR	1.500%	09/16/2020		1,100	(25)	(24)	9	0
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		2,200	67	67	0	(39)
Receive	6-Month JPY-LIBOR	0.500%	09/17/2021	JPY	20,000	(2)	0	0	0
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033		680,000	327	386	21	0
Pay	6-Month JPY-LIBOR	1.250%	06/17/2035		30,000	0	(5)	1	0
Pay	6-Month JPY-LIBOR	1.500%	12/20/2044		30,000	1	2	1	0
Pay	28-Day MXN-TIIE	4.300%	09/01/2016	MXN	10,600	3	2	1	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		3,400	(1)	(1)	1	0
Pay	28-Day MXN-TIIE	5.615%	06/02/2020		6,900	6	4	2	0
Pay	28-Day MXN-TIIE	5.630%	07/07/2021		2,100	0	0	1	0
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		400	0	0	0	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029		600	0	(1)	1	0

						$438	$459	$44	$(64)

Total Swap Agreements						$474	$461	$52	$(64)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

Cash of $1,101 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$1	$96	$52	$149	$0	$(9)	$(64)	$(73)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2015		AUD	11	$		9	$0	$0
	07/2015		BRL	734			266	29	0
	07/2015		JPY	25,400			204	0	(4)
	07/2015	$		236		BRL	734	0	0
	07/2015			181		DKK	1,212	0	0
	07/2015			6,974		JPY	862,346	72	0
	07/2015			1,556		NZD	2,180	0	(78)
	09/2015			20		CNY	123	0	0
	04/2016		DKK	751	$		111	0	(2)
	07/2016			1,212			183	0	0

BPS	07/2015		BRL	5,416			2,051	309	0
	07/2015		JPY	843,578			6,806	0	(87)
	07/2015	$		1,739		BRL	5,416	6	(2)
	07/2015			417		MXN	6,466	0	(6)
	08/2015		BRL	4,294	$		1,368	3	0
	08/2015		NOK	685			88	1	0
	08/2015	$		6,809		JPY	843,578	87	0

BRC	07/2015		PLN	1,307	$		342	0	(6)
	07/2015	$		173		PLN	639	0	(3)
	09/2015			71		CNY	430	0	(1)

CBK	07/2015		AUD	173	$		132	0	(2)
	07/2015		EUR	126			142	1	0
	07/2015		GBP	24			37	0	(1)
	07/2015	$		724		EUR	649	7	(8)
	07/2015			133		JPY	16,500	2	0
	07/2015			36		MXN	550	0	(1)
	07/2015			177		PLN	651	0	(4)
	08/2015		NOK	1,254	$		165	5	0
	09/2015		MXN	11,313			716	0	0
	09/2015	$		274		CNY	1,656	0	(4)

DUB	07/2015		BRL	3,827	$		1,346	121	(7)
	07/2015		JPY	9,769			79	0	(1)
	07/2015		NOK	15,522			1,975	0	(5)
	07/2015	$		1,213		BRL	3,827	18	(1)
	07/2015			1,904		KRW	2,061,473	0	(63)
	07/2015			1,568		SEK	13,300	37	0
	08/2015		DKK	2,050	$		316	10	0
	08/2015		SEK	935			112	0	(1)
	08/2015	$		1,973		NOK	15,522	5	0
	10/2015		BRL	761	$		240	3	0
	04/2016			805			236	0	0

FBF	07/2015			1,917			725	108	0
	07/2015		JPY	20,200			162	0	(3)
	07/2015	$		617		BRL	1,917	0	(1)
	09/2015		CNY	2,529	$		412	0	(1)

GLM	07/2015		AUD	136			104	0	(1)
	07/2015		BRL	508			159	0	(4)
	07/2015	$		2,989		AUD	3,867	0	(6)
	07/2015			163		BRL	508	0	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	07/2015	$		3,306		CAD	4,107	$0	$(18)
	07/2015			111		JPY	13,700	1	0
	08/2015		EUR	183	$		205	1	0
	08/2015	$		95		CHF	89	0	0
	08/2015			282		DKK	1,825	0	(9)
	08/2015			18		EUR	16	0	0
	08/2015			44		NOK	335	0	(1)

HUS	07/2015		EUR	69	$		75	0	(2)
	07/2015		PLN	730			195	1	0
	07/2015		SGD	397			295	0	0
	07/2015	$		831		PLN	3,049	0	(21)
	07/2015			1,895		SGD	2,575	16	0
	08/2015			60		SEK	505	1	0
	04/2016		DKK	1,738	$		257	0	(5)

JPM	07/2015		BRL	1,061			370	30	(1)
	07/2015		EUR	549			620	9	0
	07/2015		KRW	63,812			58	1	0
	07/2015		NZD	81			56	1	0
	07/2015		PLN	3,073			818	2	0
	07/2015	$		342		BRL	1,061	0	(1)
	07/2015			235		EUR	209	0	(2)
	07/2015			66		GBP	42	1	0
	07/2015			181		JPY	22,400	2	0
	07/2015			37		PLN	134	0	(1)
	08/2015			90		BRL	285	1	0
	10/2015		DKK	101	$		15	0	0
	01/2016		BRL	589			200	22	0
	01/2016		DKK	349			53	1	0
	04/2016			749			111	0	(2)

MSB	07/2015		BRL	991			319	1	0
	07/2015		KRW	98,453			88	0	0
	07/2015		SEK	13,300			1,612	8	0
	07/2015	$		308		BRL	991	11	0
	07/2015			1,834		CHF	1,735	22	0
	07/2015			139		PLN	528	1	0
	08/2015			1,613		SEK	13,300	0	(8)
	09/2015			20		CNY	123	0	0
	01/2016		DKK	571	$		87	2	0
	05/2016		BRL	1,606			456	0	(11)

NAB	07/2015		AUD	3,547			2,743	7	0
	08/2015	$		2,738		AUD	3,546	0	(7)

NGF	08/2015		CHF	97	$		103	0	0

SCX	07/2015		MXN	7,016			450	4	0
	07/2015	$		4,978		EUR	4,442	0	(25)
	08/2015		EUR	4,442	$		4,980	25	0
	08/2015	$		351		INR	22,763	4	0
	09/2015			447		MXN	7,016	0	(4)

TOR	07/2015		BRL	1,735	$		559	1	0
	07/2015		CAD	4,070			3,280	22	0
	07/2015	$		559		BRL	1,735	0	(1)
	08/2015			3,278		CAD	4,070	0	(21)

UAG	07/2015		BRL	323	$		103	0	(1)
	07/2015		CAD	37			30	0	0
	07/2015		CHF	1,735			1,849	0	(7)
	07/2015		EUR	5,188			5,660	0	(124)
	07/2015		JPY	20,600			166	0	(2)
	07/2015		NZD	2,099			1,432	9	0
	07/2015	$		104		BRL	323	0	0
	07/2015			377		DKK	2,525	1	0
	07/2015			700		EUR	632	8	(3)
	07/2015			37		JPY	4,600	0	0
	07/2015			1,972		NOK	15,522	8	0
	08/2015		DKK	1,785	$		264	0	(3)
	08/2015	$		102		BRL	323	1	0
	08/2015			1,851		CHF	1,735	7	0
	08/2015			1,427		NZD	2,099	0	(9)
	10/2015		DKK	102	$		16	0	0
	07/2016			2,525			380	0	(2)

Total Forward Foreign Currency Contracts								$1,056	$(594)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC EUR versus USD	$	1.010	07/21/2015	EUR	15	$1	$0
	Put - OTC EUR versus USD		1.050	07/21/2015		17	2	1
	Call - OTC USD versus BRL	BRL	3.280	07/29/2015	$	100	1	0
	Call - OTC USD versus JPY	JPY	127.000	07/20/2015		400	2	0

BPS	Call - OTC USD versus JPY		127.000	07/20/2015		200	1	0

CBK	Put - OTC EUR versus USD	$	1.050	07/21/2015	EUR	15	1	1

DUB	Call - OTC USD versus BRL	BRL	3.230	07/27/2015	$	100	1	1
	Call - OTC USD versus JPY	JPY	123.000	08/24/2015		200	2	2

FBF	Call - OTC USD versus BRL	BRL	3.230	07/27/2015		100	1	1
	Call - OTC USD versus BRL		3.280	07/29/2015		100	1	1

HUS	Put - OTC EUR versus USD	$	1.010	07/21/2015	EUR	13	1	0

JPM	Call - OTC USD versus CAD	CAD	1.550	09/17/2015	$	4,000	0	0
	Call - OTC USD versus JPY	JPY	141.000	08/26/2015		3,100	0	0

MSB	Call - OTC USD versus JPY		127.000	07/20/2015		200	1	0

							$15	$7

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	500	$41	$4

GLM	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000%	11/26/2015	EUR	700	12	6

								$53	$10

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Cost (1)	Market Value
BRC	Call & Put - OTC 1-Month EUR/USD vs. 1-Month EUR/USD Forward Currency Volatility Agreement	0.000%	07/02/2015	$ 100	$0	$0

DUB	Call & Put - OTC 1-Month EUR/USD vs. 1-Month EUR/USD Forward Currency Volatility Agreement	0.000%	07/02/2015	100	0	0

					$0	$0

Total Purchased Options					$68	$17

(1)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus BRL	BRL	3.090	07/29/2015	$100	$(1)	$(1)

BPS	Put - OTC USD versus JPY	JPY	117.000	07/02/2015	200	(1)	0

DUB	Put - OTC USD versus BRL	BRL	3.050	07/27/2015	100	(1)	(1)
	Call - OTC USD versus JPY	JPY	125.000	08/24/2015	300	(1)	(2)

FBF	Put - OTC USD versus BRL	BRL	3.030	07/27/2015	100	(1)	0
	Put - OTC USD versus BRL		3.090	07/29/2015	100	(1)	(1)

HUS	Call - OTC USD versus CNY	CNY	6.600	02/05/2016	100	(1)	0
	Put - OTC USD versus JPY	JPY	118.100	07/20/2015	100	(1)	0

JPM	Call - OTC USD versus CNY	CNY	6.600	02/05/2016	90	(1)	0

MSB	Put - OTC USD versus JPY	JPY	118.100	07/20/2015	500	(3)	0

						$(12)	$(5)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC 5-Year Interest Rate Swap (Effective 05/04/2021)	6-Month EUR-EURIBOR	Receive	0.400%	04/29/2016	EUR	500	$(2)	$0
	Put - OTC 5-Year Interest Rate Swap (Effective 05/04/2021)	6-Month EUR-EURIBOR	Pay	1.400%	04/29/2016		500	(4)	(20)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	2,100	(40)	(2)

GLM	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.750%	07/10/2015	GBP	600	(2)	(2)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.200%	07/13/2015		100	0	(1)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.400%	07/15/2015		100	(1)	0
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.200%	07/15/2015		100	0	(1)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.750%	09/11/2015	EUR	100	(3)	0
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.300%	09/11/2015		100	(3)	(13)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.564%	11/26/2015		300	(12)	(12)

JPM	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.400%	07/27/2015	GBP	100	(1)	0
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.200%	07/27/2015		100	(1)	(1)

								$(69)	$(52)

Total Written Options								$(81)	$(57)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	0	$8,800	EUR	3,200	GBP	600	$(212)
Sales	4	4,690		2,360		1,800	(50)
Closing Buys	0	(3,600)		0		(700)	97
Expirations	(2)	(3,800)		(2,770)		(300)	28
Exercised	(2)	(2,300)		(1,290)		(300)	56

Balance at End of Period	0	$3,790	EUR	1,500	GBP	1,100	$(81)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	2.218%	$ 200	$(9)	$0	$0	$(9)
	France Government International Bond	0.250%	03/20/2020	0.303%	100	(1)	1	0	0

BRC	France Government International Bond	0.250%	03/20/2020	0.303%	100	(1)	1	0	0

CBK	Brazil Government International Bond	1.000%	03/20/2019	2.218%	100	(4)	0	0	(4)

GST	France Government International Bond	0.250%	03/20/2020	0.303%	400	(4)	3	0	(1)
	Greece Government International Bond	1.000%	12/20/2015	50.000%	EUR 100	(5)	(51)	0	(56)

HUS	Brazil Government International Bond	1.000%	09/20/2019	2.310%	$ 100	(3)	(2)	0	(5)

JPM	France Government International Bond	0.250%	03/20/2020	0.303%	200	(1)	0	0	(1)

MYC	France Government International Bond	0.250%	03/20/2020	0.303%	100	(1)	1	0	0

						$(29)	$(47)	$0	$(76)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)		Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (6)
									Asset	Liability
CBK	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	EUR	200	$7	$0	$7	$0

GST	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019		100	4	(1)	3	0

							$11	$(1)	$10	$0

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017	CHF	100	$107	$0	$0	$0	$0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020	EUR	700	777	4	8	12	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2025		140	153	0	5	5	0

BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020		1,100	1,201	17	22	39	0

CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020		900	1,008	3	3	6	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2025		340	371	7	4	11	0

DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020		700	779	8	2	10	0

FBF	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017	CHF	100	106	0	1	1	0

GLM	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017		300	321	0	1	1	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2025	EUR	200	224	1	0	1	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

Counterparty	Receive	Pay	Maturity Date (7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
UAG	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017	CHF	300	$320	$(2)	$4	$2	$0

							$38	$50	$88	$0

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	1-Month GBP-UKRPI	3.310%	05/15/2030	GBP	100	$0	$(2)	$0	$(2)

JPM	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	600	0	(1)	0	(1)

MYC	Pay	1-Month GBP-UKRPI	3.535%	05/15/2045	GBP	100	0	1	1	0

							$0	$(2)	$1	$(3)

Total Swap Agreements							$20	$0	$99	$(79)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (8)
BOA	$101	$1	$17	$119	$(84)	$(1)	$(9)	$(94)	$25	$0	$25
BPS	406	0	39	445	(95)	0	0	(95)	350	(310)	40
BRC	0	0	0	0	(10)	(20)	0	(30)	(30)	0	(30)
CBK	15	5	24	44	(20)	(2)	(4)	(26)	18	0	18
DUB	194	3	10	207	(78)	(3)	0	(81)	126	(150)	(24)
FBF	108	2	1	111	(5)	(1)	0	(6)	105	0	105
GLM	2	6	2	10	(39)	(29)	(2)	(70)	(60)	0	(60)
GST	0	0	3	3	0	0	(57)	(57)	(54)	0	(54)
HUS	18	0	0	18	(28)	0	(5)	(33)	(15)	0	(15)
JPM	70	0	0	70	(7)	(1)	(2)	(10)	60	0	60
MSB	45	0	0	45	(19)	0	0	(19)	26	0	26
MYC	0	0	1	1	0	0	0	0	1	0	1
NAB	7	0	0	7	(7)	0	0	(7)	0	0	0
SCX	33	0	0	33	(29)	0	0	(29)	4	0	4
TOR	23	0	0	23	(22)	0	0	(22)	1	0	1
UAG	34	0	2	36	(151)	0	0	(151)	(115)	0	(115)

Total Over the Counter	$1,056	$17	$99	$1,172	$(594)	$(57)	$(79)	$(730)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	96	96
Swap Agreements	0	8	0	0	44	52

	$0	$8	$0	$0	$141	$149

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,056	$0	$1,056
Purchased Options	0	0	0	7	10	17
Swap Agreements	0	10	0	88	1	99

	$0	$10	$0	$1,151	$11	$1,172

	$0	$18	$0	$1,151	$152	$1,321

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$9	$9
Swap Agreements	0	0	0	0	64	64

	$0	$0	$0	$0	$73	$73

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$594	$0	$594
Written Options	0	0	0	5	52	57
Swap Agreements	0	76	0	0	3	79

	$0	$76	$0	$599	$55	$730

	$0	$76	$0	$599	$128	$803

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Written Options	0	0	0	0	1	1
Futures	0	0	0	0	(93)	(93)
Swap Agreements	0	(18)	0	0	(93)	(111)

	$0	$(18)	$0	$0	$(186)	$(204)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(285)	$0	$(285)
Purchased Options	0	0	0	9	0	9
Written Options	0	6	0	100	7	113
Swap Agreements	0	21	0	(486)	16	(449)

	$0	$27	$0	$(662)	$23	$(612)

	$0	$9	$0	$(662)	$(163)	$(816)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(31)	$0	$0	$0	$(230)	$(261)
Swap Agreements	0	13	0	0	110	123

	$(31)	$13	$0	$0	$(120)	$(138)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$299	$0	$299
Purchased Options	0	0	0	(27)	(15)	(42)
Written Options	0	(5)	0	6	4	5
Swap Agreements	0	(48)	0	201	(7)	146

	$0	$(53)	$0	$479	$(18)	$408

	$(31)	$(40)	$0	$479	$(138)	$270

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	23

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

June 30, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$201	$0	$201
Sovereign Issues	0	357	0	357
Brazil
Corporate Bonds & Notes	0	296	0	296
Sovereign Issues	0	2,431	0	2,431
Canada
Corporate Bonds & Notes	0	400	0	400
Sovereign Issues	0	197	0	197
Denmark
Corporate Bonds & Notes	0	1,512	0	1,512
France
Corporate Bonds & Notes	0	702	0	702
Sovereign Issues	0	2,382	0	2,382
Germany
Corporate Bonds & Notes	0	88	0	88
Sovereign Issues	0	420	0	420
Greece
Sovereign Issues	0	93	0	93
Guernsey, Channel Islands
Corporate Bonds & Notes	0	99	0	99
Hong Kong
Corporate Bonds & Notes	0	304	0	304
Ireland
Asset-Backed Securities	0	79	0	79
Corporate Bonds & Notes	0	286	0	286
Italy
Corporate Bonds & Notes	0	1,087	0	1,087
Mortgage-Backed Securities	0	306	0	306
Sovereign Issues	0	4,755	0	4,755
Mexico
Sovereign Issues	0	256	0	256
Netherlands
Asset-Backed Securities	0	44	0	44
Corporate Bonds & Notes	0	105	0	105
Portugal
Corporate Bonds & Notes	0	112	0	112
Slovenia
Sovereign Issues	0	896	0	896
Spain
Corporate Bonds & Notes	0	563	0	563
Sovereign Issues	0	2,265	0	2,265
Sweden
Corporate Bonds & Notes	0	170	0	170
Sovereign Issues	0	126	0	126

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Switzerland
Corporate Bonds & Notes	$0	$198	$0	$198
United Kingdom
Asset-Backed Securities	0	126	0	126
Corporate Bonds & Notes	0	739	0	739
Mortgage-Backed Securities	0	2,098	0	2,098
Sovereign Issues	0	1,944	0	1,944
United States
Asset-Backed Securities	0	411	0	411
Corporate Bonds & Notes	0	400	0	400
Mortgage-Backed Securities	0	1,949	0	1,949
U.S. Government Agencies	0	737	0	737
U.S. Treasury Obligations	0	2,736	0	2,736
Short-Term Instruments
Certificates of Deposit	0	300	0	300
Repurchase Agreements	0	163	0	163
	$0	$32,333	$0	$32,333

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,925	0	0	1,925

Total Investments	$1,925	$32,333	$0	$34,258

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(3,823)	$0	$(3,823)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	96	53	0	149
Over the counter	0	1,172	0	1,172
	$96	$1,225	$0	$1,321

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(9)	(64)	0	(73)
Over the counter	0	(730)	0	(730)
	$(9)	$(794)	$0	$(803)

Totals	$2,012	$28,941	$0	$30,953

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2015 (Unaudited)

1. ORGANIZATION

The PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

(for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond,

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

(“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

(b) Investments in Affiliates  The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$15	$0	$(15)	$0	$0	$0	$0	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$1,818	$13,605	$(13,500)	$(4)	$6	$1,925	$6	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the

Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

(b) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Straddle Options  The Portfolio may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO

Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the

SEMIANNUAL REPORT	JUNE 30, 2015	37

Notes to Financial Statements (Cont.)

Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”)

govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$609	$140

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may

SEMIANNUAL REPORT	JUNE 30, 2015	39

Notes to Financial Statements (Cont.)

adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$33,027	$33,169	$15,766	$18,191

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$4
Administrative Class	150	1,556	409	4,542
Advisor Class	151	1,542	576	6,379
Issued as reinvestment of distributions
Institutional Class	0	0	0	0
Administrative Class	7	69	25	273
Advisor Class	18	185	70	763
Cost of shares redeemed
Institutional Class	0	0	0	(3)
Administrative Class	(263)	(2,704)	(594)	(6,604)
Advisor Class	(276)	(2,821)	(1,430)	(15,929)
Net increase (decrease) resulting from Portfolio share transactions	(213)	$(2,173)	(944)	$(10,575)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2015, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 82% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012,

BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$36,177	$656	$(2,575)	$(1,919)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	41

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone
BRL	Brazilian Real	GBP	British Pound	NZD	New Zealand Dollar
CAD	Canadian Dollar	INR	Indian Rupee	PLN	Polish Zloty
CHF	Swiss Franc	JPY	Japanese Yen	SEK	Swedish Krona
CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	SGD	Singapore Dollar
DKK	Danish Krone	MXN	Mexican Peso	USD (or $)	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	UKRPI	United Kingdom Retail Price Index

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate	NCUA	National Credit Union Administration
CDI	Brazil Interbank Deposit Rate	MBS	Mortgage-Backed Security	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate

42	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	43

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT20SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Foreign Bond Portfolio (Unhedged)

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk

4	PIMCO VARIABLE INSURANCE TRUST

that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical

SEMIANNUAL REPORT	JUNE 30, 2015	5

Important Information About the Portfolio (Cont.)

(5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Foreign Bond Portfolio (Unhedged)

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

United States	18.2%
Italy	17.9%
United Kingdom	14.3%
France	9.0%
Spain	8.3%
Brazil	8.0%
Short-Term Instruments‡	7.0%
Other	17.3%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	Class Inception (03/31/2009)
PIMCO Foreign Bond Portfolio (Unhedged) Advisor Class	-5.63%	-11.65%	1.88%	3.06%
JPMorgan GBI Global ex-US FX NY Index Unhedged in USD±	-5.55%	-13.21%	0.33%	1.54%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.01% for Advisor Class shares.

± JPMorgan GBI Global ex-US FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. bond markets. The index launched on 5/31/2004. The index performance shown prior to that date is calculated using the JPMorgan Non-US Government Bond Index (Unhedged), which was the Fund’s primary benchmark index from the Fund’s inception until 5/31/2004. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$943.70	$1,019.68
Expenses Paid During Period†	$4.84	$5.03
Net Annualized Expense Ratio	1.01%	1.01%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Foreign Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»	Exposure to core European duration (or sensitivity to changes in market interest rates) detracted from performance as German bund yields increased over the reporting period.

»	An underweight to Canadian duration detracted from relative performance as Canadian rates declined during the reporting period.

»	Negative carry (or the rate of interest earned by holding the respective securities) from a short position to U.S. duration detracted from performance over the reporting period.

»	An overweight to duration in Italy and Spain detracted from relative performance as European sovereign debt peripheral spreads widened over the reporting period.

»	Exposure to Brazilian local bonds during the last two months of the reporting period detracted from relative performance as Brazilian yields increased during this period.

»	An underweight to the euro contributed to relative performance as this currency depreciated relative to the U.S. dollar over the reporting period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to relative performance as breakeven inflation rates increased over the reporting period.

»	Positions in non-agency mortgage-backed securities contributed to relative performance as prices for the securities increased over the reporting period.

SEMIANNUAL REPORT	JUNE 30, 2015	7

Financial Highlights PIMCO Foreign Bond Portfolio (Unhedged)

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Advisor Class
Net asset value beginning of year or period	$10.53	$10.74	$11.81	$12.09	$11.40	$10.64
Net investment income (a)	0.09	0.24	0.22	0.30	0.24	0.14
Net realized/unrealized gain (loss)	(0.68)	(0.20)	(0.99)	0.31	0.72	0.85
Total from Investment Operations	(0.59)	0.04	(0.77)	0.61	0.96	0.99
Dividends from net investment income	(0.07)	(0.22)	(0.19)	(0.62)	(0.23)	(0.14)
Distributions from net realized capital gains	0.00	(0.03)	(0.11)	(0.27)	(0.04)	(0.09)
Total distributions	(0.07)	(0.25)	(0.30)	(0.89)	(0.27)	(0.23)
Net asset value end of year or period	$9.87	$10.53	$10.74	$11.81	$12.09	$11.40
Total return	(5.63)%	0.30%	(6.57)%	5.23%	8.42%	9.36%
Net assets end of year or period (000s)	$25,716	$28,547	$37,532	$33,844	$39,994	$27,373
Ratio of expenses to average net assets	1.01%*	1.01%	1.03%	1.04%	1.00%	1.01%
Ratio of expenses to average net assets excluding interest expense	1.00%*	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.76%*	2.17%	1.95%	2.48%	2.00%	1.27%
Portfolio turnover rate	144%	277%	174%	309%	166%	304%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (Unhedged)

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$32,333
Investments in Affiliates	1,925
Financial Derivative Instruments
Exchange-traded or centrally cleared	149
Over the counter	1,172
Cash	1
Deposits with counterparty	1,101
Foreign currency, at value	161
Receivable for Investments sold~	11,246
Receivable for Portfolio shares sold	48
Interest receivable	315
Dividends receivable from Affiliates	1
Other assets	1
Total Assets	48,453

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$2,162
Payable for short sales	3,823
Financial Derivative Instruments
Exchange-traded or centrally cleared	73
Over the counter	730
Payable for investments purchased~	6,171
Payable for investments in Affiliates purchased	1
Payable for investments purchased on a delayed-delivery basis	550
Deposits from counterparty	460
Payable for Portfolio shares redeemed	33
Accrued investment advisory fees	7
Accrued supervisory and administrative fees	15
Accrued distribution fees	5
Accrued servicing fees	1
Total Liabilities	14,031

Net Assets	$34,422

Net Assets Consist of:
Paid in capital	$37,222
(Overdistributed) net investment income	(803)
Accumulated undistributed net realized (loss)	(1,182)
Net unrealized (depreciation)	(815)
$34,422

Net Assets:
Institutional Class	$9
Administrative Class	8,697
Advisor Class	25,716

Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	881
Advisor Class	2,605

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$9.87
Administrative Class	9.87
Advisor Class	9.87

Cost of Investments in securities	$33,888
Cost of Investments in Affiliates	$1,925
Cost of Foreign Currency Held	$162
Proceeds Received on Short Sales	$3,840
Cost or Premiums of Financial Derivative Instruments, net	$7

* Includes repurchase agreements of:	$163

~	A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statement of Operations PIMCO Foreign Bond Portfolio (Unhedged)

(Unaudited)

Six Months Ended
(Amounts in thousands)	June 30, 2015

Investment Income:
Interest	$498
Dividends from Investments in Affiliates	6
Total Income	504

Expenses:
Investment advisory fees	45
Supervisory and administrative fees	91
Servicing fees - Administrative Class	7
Distribution and/or servicing fees - Advisor Class	34
Interest expense	3
Total Expenses	180

Net Investment Income	324

Net Realized Gain (Loss):
Investments in securities	(1,246)
Investments in Affiliates	(4)
Exchange-traded or centrally cleared financial derivative instruments	(204)
Over the counter financial derivative instruments	(612)
Foreign currency	846

Net Realized (Loss)	(1,220)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1,319)
Investments in Affiliates	6
Exchange-traded or centrally cleared financial derivative instruments	(138)
Over the counter financial derivative instruments	408
Foreign currency assets and liabilities	(157)

Net Change in Unrealized (Depreciation)	(1,200)

Net (Decrease) in Net Assets Resulting from Operations	$(2,096)

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

(Decrease) in Net Assets from:

Operations:
Net investment income	$324	$1,005
Net realized (loss)	(1,220)	(6)
Net change in unrealized (depreciation)	(1,200)	(299)

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,096)	700

Distributions to Shareholders:
From net investment income
Institutional Class	0	0
Administrative Class	(69)	(242)
Advisor Class	(185)	(679)
From net realized capital gains
Institutional Class	0	0
Administrative Class	0	(31)
Advisor Class	0	(84)

Total Distributions	(254)	(1,036)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(2,173)	(10,575)

Total (Decrease) in Net Assets	(4,523)	(10,911)

Net Assets:
Beginning of period	38,945	49,856
End of period*	$34,422	$38,945

* Including (overdistributed) net investment income of:	$(803)	$(873)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.9%

AUSTRALIA 1.6%

CORPORATE BONDS & NOTES 0.6%
Westpac Banking Corp.
1.850% due 11/26/2018		$200	$201

SOVEREIGN ISSUES 1.0%
New South Wales Treasury Corp.
2.750% due 11/20/2025	AUD	124	111
Queensland Treasury Corp.
4.250% due 07/21/2023		300	246

			357

Total Australia (Cost $611)			558

BRAZIL 8.0%

CORPORATE BONDS & NOTES 0.9%
Petrobras Global Finance BV
3.250% due 03/17/2017		$300	296

SOVEREIGN ISSUES 7.1%
Banco Nacional de Desenvolvimento Economico e Social
4.000% due 04/14/2019		200	202
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015 (b)	BRL	4,600	1,479
0.000% due 01/01/2018 (b)		700	165
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2025		2,100	585

			2,431

Total Brazil (Cost $3,287)			2,727

CANADA 1.8%

CORPORATE BONDS & NOTES 1.2%
Toronto-Dominion Bank
0.723% due 07/02/2019		$400	400

SOVEREIGN ISSUES 0.6%
Province of Ontario
3.450% due 06/02/2045	CAD	100	84
6.200% due 06/02/2031		100	113

			197

Total Canada (Cost $618)			597

DENMARK 4.4%

CORPORATE BONDS & NOTES 4.4%
Nykredit Realkredit A/S
1.000% due 07/01/2016	DKK	3,700	559
2.000% due 10/01/2015		2,200	331
2.000% due 04/01/2016		3,200	486
Realkredit Danmark A/S
2.000% due 01/01/2016		900	136

Total Denmark (Cost $1,511)			1,512

FRANCE 8.9%

CORPORATE BONDS & NOTES 2.0%
BNP Paribas Home Loan SFH S.A.
2.200% due 11/02/2015		$200	201
Cie de Financement Foncier S.A.
2.500% due 09/16/2015		200	201

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Agricole S.A.
0.833% due 06/12/2017		$300	$300

			702

SOVEREIGN ISSUES 6.9%
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		300	317
France Government Bond
0.250% due 07/25/2024 (c)	EUR	51	60
1.000% due 11/25/2018 (f)		400	461
3.250% due 05/25/2045		300	412
4.000% due 10/25/2038		125	190
4.500% due 04/25/2041		500	827
France Treasury Notes
2.500% due 07/25/2016		100	115

			2,382

Total France (Cost $3,196)			3,084

GERMANY 1.4%

CORPORATE BONDS & NOTES 0.2%
KFW
6.000% due 08/20/2020	AUD	100	88

SOVEREIGN ISSUES 1.2%
Republic of Germany
0.750% due 04/15/2018 (c)	EUR	213	247
4.250% due 07/04/2039		100	173

			420

Total Germany (Cost $603)			508

GREECE 0.3%

SOVEREIGN ISSUES 0.3%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	10,000	46
5.000% due 08/22/2016		10,000	47

Total Greece (Cost $185)			93

GUERNSEY, CHANNEL ISLANDS 0.3%

CORPORATE BONDS & NOTES 0.3%
Credit Suisse Group Funding Guernsey Ltd.
2.750% due 03/26/2020		$100	99

Total Guernsey, Channel Islands (Cost $100)			99

HONG KONG 0.9%

CORPORATE BONDS & NOTES 0.9%
CNOOC Finance Ltd.
3.875% due 05/02/2022		$300	304

Total Hong Kong (Cost $295)			304

IRELAND 1.0%

ASSET-BACKED SECURITIES 0.2%
Mercator CLO PLC
0.226% due 02/18/2024	EUR	72	79

CORPORATE BONDS & NOTES 0.8%
Depfa ACS Bank
4.875% due 10/28/2015		$100	102
4.875% due 05/21/2019	EUR	50	65

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.125% due 03/16/2037		$100	$119

			286

Total Ireland (Cost $389)			365

ITALY 17.9%

CORPORATE BONDS & NOTES 3.2%
Banca Carige SpA
3.875% due 10/24/2018	EUR	200	245
Banco Popolare SC
3.250% due 09/30/2016		200	225
Intesa Sanpaolo SpA
3.625% due 08/12/2015		$400	401
UniCredit SpA
6.750% due 09/10/2021 (d)	EUR	200	216

			1,087

MORTGAGE-BACKED SECURITIES 0.9%
Berica Residential MBS SRL
0.288% due 03/31/2048		40	44
Claris ABS
0.412% due 10/31/2060		119	131
Giovecca Mortgages SRL
0.599% due 04/23/2048		117	131

			306

SOVEREIGN ISSUES 13.8%
Italy Buoni Poliennali Del Tesoro
3.750% due 09/01/2024		150	187
4.000% due 02/01/2037		500	626
4.500% due 05/01/2023		100	132
4.500% due 03/01/2024		500	658
4.750% due 08/01/2023		1,500	2,006
4.750% due 09/01/2028		300	409
5.000% due 03/01/2025		200	273
5.500% due 11/01/2022		200	276
Italy Government International Bond
6.000% due 08/04/2028	GBP	100	188

			4,755

Total Italy (Cost $6,610)			6,148

MEXICO 0.7%

SOVEREIGN ISSUES 0.7%
Mexico Government International Bond
4.750% due 06/14/2018	MXN	4,000	256

Total Mexico (Cost $300)			256

NETHERLANDS 0.4%

ASSET-BACKED SECURITIES 0.1%
Euro-Galaxy CLO BV
0.239% due 10/23/2021	EUR	39	44

CORPORATE BONDS & NOTES 0.3%
Rabobank Group
8.375% due 07/26/2016 (d)		$100	105

Total Netherlands (Cost $155)			149

PORTUGAL 0.3%

CORPORATE BONDS & NOTES 0.3%
Novo Banco S.A.
5.875% due 11/09/2015	EUR	100	112

Total Portugal (Cost $135)			112

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLOVENIA 2.6%

SOVEREIGN ISSUES 2.6%
Slovenia Government International Bond
4.125% due 02/18/2019		$300	$313
4.375% due 01/18/2021	EUR	100	128
4.700% due 11/01/2016		200	236
5.250% due 02/18/2024		$200	219

Total Slovenia (Cost $932)			896

SPAIN 8.2%

CORPORATE BONDS & NOTES 1.6%
Ayt Cedulas Cajas Global
0.093% due 02/22/2018	EUR	100	111
Bankia S.A.
3.500% due 12/14/2015		300	339
BPE Financiaciones S.A.
2.875% due 05/19/2016		100	113

			563

SOVEREIGN ISSUES 6.6%
Autonomous Community of Catalonia
4.950% due 02/11/2020		200	246
Instituto de Credito Oficial
4.530% due 03/17/2016	CAD	100	82
Spain Government International Bond
2.150% due 10/31/2025	EUR	150	164
3.300% due 07/30/2016		100	115
4.700% due 07/30/2041		100	139
4.800% due 01/31/2024		100	135
5.150% due 10/31/2028		200	282
5.150% due 10/31/2044		100	149
5.400% due 01/31/2023 (f)		600	832
Xunta de Galicia
5.763% due 04/03/2017		100	121

			2,265

Total Spain (Cost $3,155)			2,828

SWEDEN 0.9%

CORPORATE BONDS & NOTES 0.5%
Skandinaviska Enskilda Banken AB
3.000% due 06/20/2018	SEK	1,000	130
Swedbank Hypotek AB
3.750% due 12/20/2017		300	40

			170

SOVEREIGN ISSUES 0.4%
Sweden Government International Bond
4.250% due 03/12/2019		900	126

Total Sweden (Cost $354)			296

SWITZERLAND 0.6%

CORPORATE BONDS & NOTES 0.6%
UBS AG
5.125% due 05/15/2024		$200	198

Total Switzerland (Cost $208)			198

UNITED KINGDOM 14.2%

ASSET-BACKED SECURITIES 0.4%
Motor PLC
0.667% due 08/25/2021		$126	126

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 2.1%
Barclays PLC
6.500% due 09/15/2019 (d)	EUR	200	$223
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	100	187
NRAM PLC
5.625% due 06/22/2017		$200	218
Royal Bank of Scotland PLC
9.500% due 03/16/2022		100	111

			739

MORTGAGE-BACKED SECURITIES 6.1%
Eurosail PLC
0.146% due 03/13/2045	EUR	66	70
0.147% due 12/10/2044		60	64
0.731% due 03/13/2045	GBP	131	198
Fosse Master Issuer PLC
2.669% due 10/18/2054		100	158
Granite Master Issuer PLC
0.327% due 12/20/2054		$113	112
0.527% due 12/20/2054		100	99
Granite Mortgages PLC
0.892% due 06/20/2044	GBP	22	35
Great Hall Mortgages PLC
0.416% due 06/18/2039		$53	51
Hercules Eclipse PLC
0.811% due 10/25/2018	GBP	78	120
Kensington Mortgage Securities PLC
0.156% due 06/14/2040	EUR	50	53
Leek Finance PLC
0.541% due 09/21/2038		$226	236
Mansard Mortgages PLC
1.221% due 12/15/2049	GBP	163	249
Newgate Funding PLC
1.571% due 12/15/2050		185	273
RMAC Securities PLC
0.136% due 06/12/2044	EUR	141	146
0.741% due 06/12/2044	GBP	161	234

			2,098

SOVEREIGN ISSUES 5.6%
United Kingdom Gilt
2.750% due 09/07/2024		100	167
3.250% due 01/22/2044		800	1,388
4.250% due 06/07/2032		200	389

			1,944

Total United Kingdom (Cost $4,542)			4,907

UNITED STATES 18.1%

ASSET-BACKED SECURITIES 1.2%
Panhandle-Plains Higher Education Authority, Inc.
1.414% due 10/01/2035		$48	48
Renaissance Home Equity Loan Trust
2.737% due 12/25/2032		95	90
Saxon Asset Securities Trust
1.937% due 12/25/2037		91	74
SLM Student Loan Trust
0.246% due 12/15/2023	EUR	92	101
Structured Asset Investment Loan Trust
1.912% due 10/25/2034		$116	98

			411

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.2%
Bank of America Corp.
6.100% due 03/17/2025 (d)	$100	$99
Citigroup, Inc.
0.967% due 04/27/2018	100	100
International Lease Finance Corp.
6.750% due 09/01/2016	100	105
Wells Fargo & Co.
3.000% due 02/19/2025	100	96

		400

MORTGAGE-BACKED SECURITIES 5.7%
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	179	154
Citigroup Commercial Mortgage Trust
0.936% due 06/15/2033	300	299
Citigroup Mortgage Loan Trust, Inc.
2.410% due 09/25/2035	18	18
Commercial Mortgage Trust
1.881% due 07/10/2046 (a)	737	26
2.403% due 07/10/2046 (a)	946	49
Credit Suisse Mortgage Capital Certificates
5.927% due 12/16/2049	158	165
DBUBS Mortgage Trust
0.322% due 11/10/2046 (a)	200	3
1.531% due 11/10/2046 (a)	445	8
First Horizon Mortgage Pass-Through Trust
2.734% due 05/25/2037 ^	52	42
HarborView Mortgage Loan Trust
0.468% due 02/19/2036	395	298
Impac CMB Trust
0.907% due 10/25/2034	98	84
IndyMac Mortgage Loan Trust
0.427% due 07/25/2035	34	29
JPMorgan Chase Commercial Mortgage Securities Trust
4.070% due 11/15/2043	200	215
JPMorgan Mortgage Trust
2.608% due 02/25/2036 ^	32	28
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.046% due 08/15/2032	58	56
Merrill Lynch Mortgage Investors Trust
2.460% due 02/25/2035	18	18
Merrill Lynch/Countrywide Commercial Mortgage Trust
6.076% due 08/12/2049	100	107
Morgan Stanley Bank of America Merrill Lynch Trust
1.602% due 12/15/2048 (a)	386	22
Royal Bank of Scotland Capital Funding Trust
6.239% due 12/16/2049	89	92
Structured Asset Securities Corp. Trust
2.652% due 10/28/2035	33	33
Thornburg Mortgage Securities Trust
1.434% due 06/25/2047 ^	20	18
WaMu Commercial Mortgage Securities Trust
5.515% due 03/23/2045	140	143
Wells Fargo Mortgage-Backed Securities Trust
2.681% due 10/25/2035	42	42

		1,949

U.S. GOVERNMENT AGENCIES 2.1%
Fannie Mae
0.617% due 11/25/2040	61	62
0.637% due 11/25/2040	92	92
Freddie Mac
0.786% due 12/15/2037	18	18

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NCUA Guaranteed Notes
0.555% due 11/06/2017	$376	$376
0.745% due 12/08/2020	131	132
Small Business Administration
5.980% due 05/01/2022	52	57

		737

U.S. TREASURY OBLIGATIONS 7.9%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022	105	103
0.125% due 07/15/2022	103	102
0.125% due 01/15/2023	1,230	1,208
0.250% due 01/15/2025	899	881
2.375% due 01/15/2025	377	442

		2,736

Total United States (Cost $6,239)		6,233

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.4%

CERTIFICATES OF DEPOSIT 0.9%
Credit Suisse
0.602% due 08/24/2015	$300	$300

REPURCHASE AGREEMENTS (e) 0.5%
		163

Total Short-Term Instruments (Cost $463)		463

Total Investments in Securities (Cost $33,888)		32,333

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.6%

SHORT-TERM INSTRUMENTS 5.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.6%
PIMCO Short-Term Floating NAV Portfolio III	194,122	$1,925

Total Short-Term Instruments (Cost $1,925)		1,925

Total Investments in Affiliates (Cost $1,925)		1,925

Total Investments 99.5% (Cost $35,813)		$34,258

Financial Derivative Instruments (g)(h) 1.6% (Cost or Premiums, net $7)		518

Other Assets and Liabilities, net (1.1%)		(354)

Net Assets 100.0%		$34,422

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Zero coupon bond.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$163	Fannie Mae 2.200% due 10/17/2022	$(166)	$163	$163

Total Repurchase Agreements						$(166)	$163	$163

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
BPS	(0.130)%	04/16/2015	07/16/2015	EUR	(1,149)	$(1,281)
	0.000%	05/07/2015	08/06/2015		(787)	(881)

Total Sale-Buyback Transactions						$(2,162)

(2)

As of June 30, 2015, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended June 30, 2015 was $3,484 at a weighted average interest rate of 0.099%.

(3)	Payable for sale-buyback transactions includes $4 of deferred price drop.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	07/01/2045	$800	$(831)	$(823)
Fannie Mae	4.000%	07/01/2045	1,100	(1,169)	(1,164)
Fannie Mae	4.500%	07/01/2045	1,000	(1,085)	(1,081)
Fannie Mae	4.500%	08/13/2045	700	(755)	(755)

Total Short Sales				$(3,840)	$(3,823)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(f)	Securities with an aggregate market value of $2,099 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
SSB	$163	$0	$0	$163	$(166)	$(3)

Master Securities Forward Transaction Agreement
BPS	0	0	(2,162)	(2,162)	2,099	(63)

Total Borrowings and Other Financing Transactions	$163	$0	$(2,162)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$107.500	08/21/2015	8	$0	$0
Put - CBOT U.S. Treasury 10-Year Note September Futures	109.000	08/21/2015	34	0	1

				$0	$1

Total Purchased Options				$0	$1

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	6	$(2)	$0	$0
90-Day Eurodollar June Futures	Short	06/2016	4	(1)	0	0
90-Day Eurodollar March Futures	Short	03/2017	6	(2)	0	0
90-Day Eurodollar September Futures	Short	09/2016	9	(3)	0	0
Australia Government 3-Year Note September Futures	Long	09/2015	4	0	1	0
Australia Government 10-Year Bond September Futures	Long	09/2015	4	2	3	(2)
Call Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond September Futures	Long	08/2015	3	0	2	0
Call Options Strike @ EUR 157.500 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	3	0	0	(1)
Canada Government 10-Year Bond September Futures	Short	09/2015	1	(1)	0	(2)
Euro-Bobl September Futures	Long	09/2015	6	3	4	0
Euro-BTP Italy Government Bond September Futures	Long	09/2015	2	(5)	2	(3)
Euro-Bund 10-Year Bond September Futures	Long	09/2015	11	(26)	24	0
Euro-Buxl 30-Year Bond September Futures	Long	09/2015	5	(68)	20	0
Euro-OAT France Government 10-Year Bond September Futures	Long	09/2015	2	(9)	3	0
Put Options Strike @ EUR 124.500 on Euro-Bobl 10-Year Bond August Futures	Long	07/2015	6	0	0	0
Put Options Strike @ EUR 130.000 on Euro-Bund 10-Year Bond September Futures	Long	08/2015	15	0	0	0
Put Options Strike @ EUR 132.500 on Euro-Bund 10-Year Bond September Futures	Long	08/2015	11	0	0	0
Put Options Strike @ EUR 147.000 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	3	1	1	0
U.S. Treasury 5-Year Note September Futures	Short	09/2015	1	0	0	0
U.S. Treasury 10-Year Note September Futures	Long	09/2015	42	(36)	0	(1)
U.S. Treasury 30-Year Bond September Futures	Long	09/2015	1	(4)	0	0
U.S. Treasury Ultra Long-Term Bond September Futures	Short	09/2015	2	4	0	0
United Kingdom Long Gilt September Futures	Long	09/2015	19	(9)	36	0

Total Futures Contracts				$(156)	$96	$(9)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
						Asset	Liability
iTraxx Europe Senior 22 5-Year Index	(1.000)%	12/20/2019	EUR 900	$(8)	$7	$5	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$693	$44	$(5)	$3	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month SEK-LIBOR	1.080%	01/26/2025	SEK	200	$(1)	$(1)	$0	$0
Pay	3-Month SEK-LIBOR	1.085%	01/26/2025		200	(1)	(1)	0	0
Receive	3-Month USD-LIBOR	1.300%	05/06/2017	$	900	(1)	(2)	0	0
Receive	3-Month USD-LIBOR	1.500%	12/16/2017		7,000	(37)	(6)	1	0
Receive	3-Month USD-LIBOR	2.250%	12/16/2022		5,600	24	(17)	2	0
Receive	3-Month USD-LIBOR	2.500%	12/16/2025		4,100	35	(25)	3	0
Pay	3-Month USD-LIBOR	2.500%	12/16/2035		100	(7)	0	0	0
Pay	3-Month USD-LIBOR	2.750%	12/16/2045		100	(5)	0	0	0
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	100	5	4	0	(1)
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046		800	55	76	0	(22)
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017	GBP	600	(5)	1	0	(2)
Pay	6-Month GBP-LIBOR	1.500%	09/16/2020		1,100	(25)	(24)	9	0
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		2,200	67	67	0	(39)
Receive	6-Month JPY-LIBOR	0.500%	09/17/2021	JPY	20,000	(2)	0	0	0
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033		680,000	327	386	21	0
Pay	6-Month JPY-LIBOR	1.250%	06/17/2035		30,000	0	(5)	1	0
Pay	6-Month JPY-LIBOR	1.500%	12/20/2044		30,000	1	2	1	0
Pay	28-Day MXN-TIIE	4.300%	09/01/2016	MXN	10,600	3	2	1	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		3,400	(1)	(1)	1	0
Pay	28-Day MXN-TIIE	5.615%	06/02/2020		6,900	6	4	2	0
Pay	28-Day MXN-TIIE	5.630%	07/07/2021		2,100	0	0	1	0
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		400	0	0	0	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029		600	0	(1)	1	0

						$438	$459	$44	$(64)

Total Swap Agreements						$474	$461	$52	$(64)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

Cash of $1,101 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$1	$96	$52	$149	$0	$(9)	$(64)	$(73)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2015		AUD	11	$		9	$0	$0
	07/2015		BRL	734			266	29	0
	07/2015		JPY	25,400			204	0	(4)
	07/2015	$		236		BRL	734	0	0
	07/2015			181		DKK	1,212	0	0
	07/2015			6,974		JPY	862,346	72	0
	07/2015			1,556		NZD	2,180	0	(78)
	09/2015			20		CNY	123	0	0
	04/2016		DKK	751	$		111	0	(2)
	07/2016			1,212			183	0	0

BPS	07/2015		BRL	5,416			2,051	309	0
	07/2015		JPY	843,578			6,806	0	(87)
	07/2015	$		1,739		BRL	5,416	6	(2)
	07/2015			417		MXN	6,466	0	(6)
	08/2015		BRL	4,294	$		1,368	3	0
	08/2015		NOK	685			88	1	0
	08/2015	$		6,809		JPY	843,578	87	0

BRC	07/2015		PLN	1,307	$		342	0	(6)
	07/2015	$		173		PLN	639	0	(3)
	09/2015			71		CNY	430	0	(1)

CBK	07/2015		AUD	173	$		132	0	(2)
	07/2015		EUR	126			142	1	0
	07/2015		GBP	24			37	0	(1)
	07/2015	$		724		EUR	649	7	(8)
	07/2015			133		JPY	16,500	2	0
	07/2015			36		MXN	550	0	(1)
	07/2015			177		PLN	651	0	(4)
	08/2015		NOK	1,254	$		165	5	0
	09/2015		MXN	11,313			716	0	0
	09/2015	$		274		CNY	1,656	0	(4)

DUB	07/2015		BRL	3,827	$		1,346	121	(7)
	07/2015		JPY	9,769			79	0	(1)
	07/2015		NOK	15,522			1,975	0	(5)
	07/2015	$		1,213		BRL	3,827	18	(1)
	07/2015			1,904		KRW	2,061,473	0	(63)
	07/2015			1,568		SEK	13,300	37	0
	08/2015		DKK	2,050	$		316	10	0
	08/2015		SEK	935			112	0	(1)
	08/2015	$		1,973		NOK	15,522	5	0
	10/2015		BRL	761	$		240	3	0
	04/2016			805			236	0	0

FBF	07/2015			1,917			725	108	0
	07/2015		JPY	20,200			162	0	(3)
	07/2015	$		617		BRL	1,917	0	(1)
	09/2015		CNY	2,529	$		412	0	(1)

GLM	07/2015		AUD	136			104	0	(1)
	07/2015		BRL	508			159	0	(4)
	07/2015	$		2,989		AUD	3,867	0	(6)
	07/2015			163		BRL	508	0	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	07/2015	$		3,306		CAD	4,107	$0	$(18)
	07/2015			111		JPY	13,700	1	0
	08/2015		EUR	183	$		205	1	0
	08/2015	$		95		CHF	89	0	0
	08/2015			282		DKK	1,825	0	(9)
	08/2015			18		EUR	16	0	0
	08/2015			44		NOK	335	0	(1)

HUS	07/2015		EUR	69	$		75	0	(2)
	07/2015		PLN	730			195	1	0
	07/2015		SGD	397			295	0	0
	07/2015	$		831		PLN	3,049	0	(21)
	07/2015			1,895		SGD	2,575	16	0
	08/2015			60		SEK	505	1	0
	04/2016		DKK	1,738	$		257	0	(5)

JPM	07/2015		BRL	1,061			370	30	(1)
	07/2015		EUR	549			620	9	0
	07/2015		KRW	63,812			58	1	0
	07/2015		NZD	81			56	1	0
	07/2015		PLN	3,073			818	2	0
	07/2015	$		342		BRL	1,061	0	(1)
	07/2015			235		EUR	209	0	(2)
	07/2015			66		GBP	42	1	0
	07/2015			181		JPY	22,400	2	0
	07/2015			37		PLN	134	0	(1)
	08/2015			90		BRL	285	1	0
	10/2015		DKK	101	$		15	0	0
	01/2016		BRL	589			200	22	0
	01/2016		DKK	349			53	1	0
	04/2016			749			111	0	(2)

MSB	07/2015		BRL	991			319	1	0
	07/2015		KRW	98,453			88	0	0
	07/2015		SEK	13,300			1,612	8	0
	07/2015	$		308		BRL	991	11	0
	07/2015			1,834		CHF	1,735	22	0
	07/2015			139		PLN	528	1	0
	08/2015			1,613		SEK	13,300	0	(8)
	09/2015			20		CNY	123	0	0
	01/2016		DKK	571	$		87	2	0
	05/2016		BRL	1,606			456	0	(11)

NAB	07/2015		AUD	3,547			2,743	7	0
	08/2015	$		2,738		AUD	3,546	0	(7)

NGF	08/2015		CHF	97	$		103	0	0

SCX	07/2015		MXN	7,016			450	4	0
	07/2015	$		4,978		EUR	4,442	0	(25)
	08/2015		EUR	4,442	$		4,980	25	0
	08/2015	$		351		INR	22,763	4	0
	09/2015			447		MXN	7,016	0	(4)

TOR	07/2015		BRL	1,735	$		559	1	0
	07/2015		CAD	4,070			3,280	22	0
	07/2015	$		559		BRL	1,735	0	(1)
	08/2015			3,278		CAD	4,070	0	(21)

UAG	07/2015		BRL	323	$		103	0	(1)
	07/2015		CAD	37			30	0	0
	07/2015		CHF	1,735			1,849	0	(7)
	07/2015		EUR	5,188			5,660	0	(124)
	07/2015		JPY	20,600			166	0	(2)
	07/2015		NZD	2,099			1,432	9	0
	07/2015	$		104		BRL	323	0	0
	07/2015			377		DKK	2,525	1	0
	07/2015			700		EUR	632	8	(3)
	07/2015			37		JPY	4,600	0	0
	07/2015			1,972		NOK	15,522	8	0
	08/2015		DKK	1,785	$		264	0	(3)
	08/2015	$		102		BRL	323	1	0
	08/2015			1,851		CHF	1,735	7	0
	08/2015			1,427		NZD	2,099	0	(9)
	10/2015		DKK	102	$		16	0	0
	07/2016			2,525			380	0	(2)

Total Forward Foreign Currency Contracts								$1,056	$(594)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC EUR versus USD	$	1.010	07/21/2015	EUR	15	$1	$0
	Put - OTC EUR versus USD		1.050	07/21/2015		17	2	1
	Call - OTC USD versus BRL	BRL	3.280	07/29/2015	$	100	1	0
	Call - OTC USD versus JPY	JPY	127.000	07/20/2015		400	2	0

BPS	Call - OTC USD versus JPY		127.000	07/20/2015		200	1	0

CBK	Put - OTC EUR versus USD	$	1.050	07/21/2015	EUR	15	1	1

DUB	Call - OTC USD versus BRL	BRL	3.230	07/27/2015	$	100	1	1
	Call - OTC USD versus JPY	JPY	123.000	08/24/2015		200	2	2

FBF	Call - OTC USD versus BRL	BRL	3.230	07/27/2015		100	1	1
	Call - OTC USD versus BRL		3.280	07/29/2015		100	1	1

HUS	Put - OTC EUR versus USD	$	1.010	07/21/2015	EUR	13	1	0

JPM	Call - OTC USD versus CAD	CAD	1.550	09/17/2015	$	4,000	0	0
	Call - OTC USD versus JPY	JPY	141.000	08/26/2015		3,100	0	0

MSB	Call - OTC USD versus JPY		127.000	07/20/2015		200	1	0

							$15	$7

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	500	$41	$4

GLM	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000%	11/26/2015	EUR	700	12	6

								$53	$10

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Cost (1)	Market Value
BRC	Call & Put - OTC 1-Month EUR/USD vs. 1-Month EUR/USD Forward Currency Volatility Agreement	0.000%	07/02/2015	$ 100	$0	$0

DUB	Call & Put - OTC 1-Month EUR/USD vs. 1-Month EUR/USD Forward Currency Volatility Agreement	0.000%	07/02/2015	100	0	0

					$0	$0

Total Purchased Options					$68	$17

(1)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus BRL	BRL	3.090	07/29/2015	$100	$(1)	$(1)

BPS	Put - OTC USD versus JPY	JPY	117.000	07/02/2015	200	(1)	0

DUB	Put - OTC USD versus BRL	BRL	3.050	07/27/2015	100	(1)	(1)
	Call - OTC USD versus JPY	JPY	125.000	08/24/2015	300	(1)	(2)

FBF	Put - OTC USD versus BRL	BRL	3.030	07/27/2015	100	(1)	0
	Put - OTC USD versus BRL		3.090	07/29/2015	100	(1)	(1)

HUS	Call - OTC USD versus CNY	CNY	6.600	02/05/2016	100	(1)	0
	Put - OTC USD versus JPY	JPY	118.100	07/20/2015	100	(1)	0

JPM	Call - OTC USD versus CNY	CNY	6.600	02/05/2016	90	(1)	0

MSB	Put - OTC USD versus JPY	JPY	118.100	07/20/2015	500	(3)	0

						$(12)	$(5)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC 5-Year Interest Rate Swap (Effective 05/04/2021)	6-Month EUR-EURIBOR	Receive	0.400%	04/29/2016	EUR	500	$(2)	$0
	Put - OTC 5-Year Interest Rate Swap (Effective 05/04/2021)	6-Month EUR-EURIBOR	Pay	1.400%	04/29/2016		500	(4)	(20)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	2,100	(40)	(2)

GLM	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.750%	07/10/2015	GBP	600	(2)	(2)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.200%	07/13/2015		100	0	(1)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.400%	07/15/2015		100	(1)	0
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.200%	07/15/2015		100	0	(1)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.750%	09/11/2015	EUR	100	(3)	0
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.300%	09/11/2015		100	(3)	(13)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.564%	11/26/2015		300	(12)	(12)

JPM	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.400%	07/27/2015	GBP	100	(1)	0
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.200%	07/27/2015		100	(1)	(1)

								$(69)	$(52)

Total Written Options								$(81)	$(57)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	0	$8,800	EUR	3,200	GBP	600	$(212)
Sales	4	4,690		2,360		1,800	(50)
Closing Buys	0	(3,600)		0		(700)	97
Expirations	(2)	(3,800)		(2,770)		(300)	28
Exercised	(2)	(2,300)		(1,290)		(300)	56

Balance at End of Period	0	$3,790	EUR	1,500	GBP	1,100	$(81)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	2.218%	$ 200	$(9)	$0	$0	$(9)
	France Government International Bond	0.250%	03/20/2020	0.303%	100	(1)	1	0	0

BRC	France Government International Bond	0.250%	03/20/2020	0.303%	100	(1)	1	0	0

CBK	Brazil Government International Bond	1.000%	03/20/2019	2.218%	100	(4)	0	0	(4)

GST	France Government International Bond	0.250%	03/20/2020	0.303%	400	(4)	3	0	(1)
	Greece Government International Bond	1.000%	12/20/2015	50.000%	EUR 100	(5)	(51)	0	(56)

HUS	Brazil Government International Bond	1.000%	09/20/2019	2.310%	$ 100	(3)	(2)	0	(5)

JPM	France Government International Bond	0.250%	03/20/2020	0.303%	200	(1)	0	0	(1)

MYC	France Government International Bond	0.250%	03/20/2020	0.303%	100	(1)	1	0	0

						$(29)	$(47)	$0	$(76)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)		Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (6)
									Asset	Liability
CBK	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	EUR	200	$7	$0	$7	$0

GST	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019		100	4	(1)	3	0

							$11	$(1)	$10	$0

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017	CHF	100	$107	$0	$0	$0	$0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020	EUR	700	777	4	8	12	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2025		140	153	0	5	5	0

BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020		1,100	1,201	17	22	39	0

CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020		900	1,008	3	3	6	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2025		340	371	7	4	11	0

DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020		700	779	8	2	10	0

FBF	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017	CHF	100	106	0	1	1	0

GLM	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017		300	321	0	1	1	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2025	EUR	200	224	1	0	1	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

Counterparty	Receive	Pay	Maturity Date (7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
UAG	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017	CHF	300	$320	$(2)	$4	$2	$0

							$38	$50	$88	$0

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	1-Month GBP-UKRPI	3.310%	05/15/2030	GBP	100	$0	$(2)	$0	$(2)

JPM	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	600	0	(1)	0	(1)

MYC	Pay	1-Month GBP-UKRPI	3.535%	05/15/2045	GBP	100	0	1	1	0

							$0	$(2)	$1	$(3)

Total Swap Agreements							$20	$0	$99	$(79)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (8)
BOA	$101	$1	$17	$119	$(84)	$(1)	$(9)	$(94)	$25	$0	$25
BPS	406	0	39	445	(95)	0	0	(95)	350	(310)	40
BRC	0	0	0	0	(10)	(20)	0	(30)	(30)	0	(30)
CBK	15	5	24	44	(20)	(2)	(4)	(26)	18	0	18
DUB	194	3	10	207	(78)	(3)	0	(81)	126	(150)	(24)
FBF	108	2	1	111	(5)	(1)	0	(6)	105	0	105
GLM	2	6	2	10	(39)	(29)	(2)	(70)	(60)	0	(60)
GST	0	0	3	3	0	0	(57)	(57)	(54)	0	(54)
HUS	18	0	0	18	(28)	0	(5)	(33)	(15)	0	(15)
JPM	70	0	0	70	(7)	(1)	(2)	(10)	60	0	60
MSB	45	0	0	45	(19)	0	0	(19)	26	0	26
MYC	0	0	1	1	0	0	0	0	1	0	1
NAB	7	0	0	7	(7)	0	0	(7)	0	0	0
SCX	33	0	0	33	(29)	0	0	(29)	4	0	4
TOR	23	0	0	23	(22)	0	0	(22)	1	0	1
UAG	34	0	2	36	(151)	0	0	(151)	(115)	0	(115)

Total Over the Counter	$1,056	$17	$99	$1,172	$(594)	$(57)	$(79)	$(730)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	96	96
Swap Agreements	0	8	0	0	44	52

	$0	$8	$0	$0	$141	$149

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,056	$0	$1,056
Purchased Options	0	0	0	7	10	17
Swap Agreements	0	10	0	88	1	99

	$0	$10	$0	$1,151	$11	$1,172

	$0	$18	$0	$1,151	$152	$1,321

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$9	$9
Swap Agreements	0	0	0	0	64	64

	$0	$0	$0	$0	$73	$73

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$594	$0	$594
Written Options	0	0	0	5	52	57
Swap Agreements	0	76	0	0	3	79

	$0	$76	$0	$599	$55	$730

	$0	$76	$0	$599	$128	$803

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Written Options	0	0	0	0	1	1
Futures	0	0	0	0	(93)	(93)
Swap Agreements	0	(18)	0	0	(93)	(111)

	$0	$(18)	$0	$0	$(186)	$(204)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(285)	$0	$(285)
Purchased Options	0	0	0	9	0	9
Written Options	0	6	0	100	7	113
Swap Agreements	0	21	0	(486)	16	(449)

	$0	$27	$0	$(662)	$23	$(612)

	$0	$9	$0	$(662)	$(163)	$(816)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(31)	$0	$0	$0	$(230)	$(261)
Swap Agreements	0	13	0	0	110	123

	$(31)	$13	$0	$0	$(120)	$(138)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$299	$0	$299
Purchased Options	0	0	0	(27)	(15)	(42)
Written Options	0	(5)	0	6	4	5
Swap Agreements	0	(48)	0	201	(7)	146

	$0	$(53)	$0	$479	$(18)	$408

	$(31)	$(40)	$0	$479	$(138)	$270

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	23

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

June 30, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$201	$0	$201
Sovereign Issues	0	357	0	357
Brazil
Corporate Bonds & Notes	0	296	0	296
Sovereign Issues	0	2,431	0	2,431
Canada
Corporate Bonds & Notes	0	400	0	400
Sovereign Issues	0	197	0	197
Denmark
Corporate Bonds & Notes	0	1,512	0	1,512
France
Corporate Bonds & Notes	0	702	0	702
Sovereign Issues	0	2,382	0	2,382
Germany
Corporate Bonds & Notes	0	88	0	88
Sovereign Issues	0	420	0	420
Greece
Sovereign Issues	0	93	0	93
Guernsey, Channel Islands
Corporate Bonds & Notes	0	99	0	99
Hong Kong
Corporate Bonds & Notes	0	304	0	304
Ireland
Asset-Backed Securities	0	79	0	79
Corporate Bonds & Notes	0	286	0	286
Italy
Corporate Bonds & Notes	0	1,087	0	1,087
Mortgage-Backed Securities	0	306	0	306
Sovereign Issues	0	4,755	0	4,755
Mexico
Sovereign Issues	0	256	0	256
Netherlands
Asset-Backed Securities	0	44	0	44
Corporate Bonds & Notes	0	105	0	105
Portugal
Corporate Bonds & Notes	0	112	0	112
Slovenia
Sovereign Issues	0	896	0	896
Spain
Corporate Bonds & Notes	0	563	0	563
Sovereign Issues	0	2,265	0	2,265
Sweden
Corporate Bonds & Notes	0	170	0	170
Sovereign Issues	0	126	0	126

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Switzerland
Corporate Bonds & Notes	$0	$198	$0	$198
United Kingdom
Asset-Backed Securities	0	126	0	126
Corporate Bonds & Notes	0	739	0	739
Mortgage-Backed Securities	0	2,098	0	2,098
Sovereign Issues	0	1,944	0	1,944
United States
Asset-Backed Securities	0	411	0	411
Corporate Bonds & Notes	0	400	0	400
Mortgage-Backed Securities	0	1,949	0	1,949
U.S. Government Agencies	0	737	0	737
U.S. Treasury Obligations	0	2,736	0	2,736
Short-Term Instruments
Certificates of Deposit	0	300	0	300
Repurchase Agreements	0	163	0	163
	$0	$32,333	$0	$32,333

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,925	0	0	1,925

Total Investments	$1,925	$32,333	$0	$34,258

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(3,823)	$0	$(3,823)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	96	53	0	149
Over the counter	0	1,172	0	1,172
	$96	$1,225	$0	$1,321

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(9)	(64)	0	(73)
Over the counter	0	(730)	0	(730)
	$(9)	$(794)	$0	$(803)

Totals	$2,012	$28,941	$0	$30,953

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2015 (Unaudited)

1. ORGANIZATION

The PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

(for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond,

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

(“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

(b) Investments in Affiliates  The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$15	$0	$(15)	$0	$0	$0	$0	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$1,818	$13,605	$(13,500)	$(4)	$6	$1,925	$6	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the

Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

(b) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Straddle Options  The Portfolio may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO

Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the

SEMIANNUAL REPORT	JUNE 30, 2015	37

Notes to Financial Statements (Cont.)

Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”)

govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$609	$140

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may

SEMIANNUAL REPORT	JUNE 30, 2015	39

Notes to Financial Statements (Cont.)

adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$33,027	$33,169	$15,766	$18,191

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$4
Administrative Class	150	1,556	409	4,542
Advisor Class	151	1,542	576	6,379
Issued as reinvestment of distributions
Institutional Class	0	0	0	0
Administrative Class	7	69	25	273
Advisor Class	18	185	70	763
Cost of shares redeemed
Institutional Class	0	0	0	(3)
Administrative Class	(263)	(2,704)	(594)	(6,604)
Advisor Class	(276)	(2,821)	(1,430)	(15,929)
Net increase (decrease) resulting from Portfolio share transactions	(213)	$(2,173)	(944)	$(10,575)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2015, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 82% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012,

BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$36,177	$656	$(2,575)	$(1,919)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	41

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone
BRL	Brazilian Real	GBP	British Pound	NZD	New Zealand Dollar
CAD	Canadian Dollar	INR	Indian Rupee	PLN	Polish Zloty
CHF	Swiss Franc	JPY	Japanese Yen	SEK	Swedish Krona
CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	SGD	Singapore Dollar
DKK	Danish Krone	MXN	Mexican Peso	USD (or $)	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	UKRPI	United Kingdom Retail Price Index

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate	NCUA	National Credit Union Administration
CDI	Brazil Interbank Deposit Rate	MBS	Mortgage-Backed Security	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate

42	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	43

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT19SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

-

Semiannual Report

June 30, 2015

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States

4	PIMCO VARIABLE INSURANCE TRUST

and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical

SEMIANNUAL REPORT	JUNE 30, 2015	5

Important Information About the Portfolio (Cont.)

(5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

United States	18.0%
Italy	16.6%
United Kingdom	10.1%
France	5.7%
Spain	5.2%
Short-Term Instruments‡	2.5%
Other	41.9%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	10 Years	Class Inception (02/16/1999)
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Administrative Class	-1.69%	3.90%	5.58%	5.46%	5.47%
JPMorgan GBI Global ex-US Index Hedged in USD±	-1.02%	4.22%	3.93%	4.25%	4.81%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.91% for Administrative Class shares.

± JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$983.10	$1,020.22
Expenses Paid During Period†	$4.40	$4.48
Net Annualized Expense Ratio	0.90%	0.90%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its assets.

Portfolio Insights

»	Exposure to core European duration (or sensitivity to changes in market interest rates) detracted from performance as German bund yields increased over the reporting period.

»	An underweight to Canadian duration detracted from relative performance as Canadian interest rates declined during the reporting period.

»	Negative carry (or the rate of interest earned by holding the respective securities) from a short position to U.S. duration detracted from relative performance over the reporting period.

»	An overweight to duration in Italy and Spain detracted from relative performance as European sovereign debt peripheral spreads widened over the reporting period.

»	Exposure to Brazilian local bonds during the last two months of the reporting period detracted from relative performance as Brazilian yields increased during this time period.

»	Short positioning in the euro contributed to relative performance as this currency depreciated relative to the U.S. dollar over the reporting period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to relative performance as breakeven inflation rates increased over the reporting period.

»	Positions in non-agency mortgage-backed securities contributed to relative performance as prices for the securities generally increased over the reporting period.

SEMIANNUAL REPORT	JUNE 30, 2015	7

Financial Highlights PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Administrative Class
Net asset value beginning of year or period	$10.90	$10.05	$10.80	$10.33	$9.98	$9.64
Net investment income (a)	0.04	0.18	0.22	0.26	0.23	0.21
Net realized/unrealized gain (loss)	(0.22)	0.93	(0.17)	0.84	0.43	0.60
Total from Investment Operations	(0.18)	1.11	0.05	1.10	0.66	0.81
Dividends from net investment income	(0.05)	(0.19)	(0.20)	(0.24)	(0.21)	(0.19)
Distributions from net realized capital gains	0.00	(0.07)	(0.60)	(0.39)	(0.10)	(0.28)
Total distributions	(0.05)	(0.26)	(0.80)	(0.63)	(0.31)	(0.47)
Net asset value end of year or period	$10.67	$10.90	$10.05	$10.80	$10.33	$9.98
Total return	(1.69)%	11.16%	0.50%	10.85%	6.76%	8.49%
Net assets end of year or period (000s)	$76,361	$89,343	$66,176	$78,497	$78,493	$79,591
Ratio of expenses to average net assets	0.90%*	0.91%	0.92%	0.94%	0.91%	0.90%
Ratio of expenses to average net assets excluding interest expense	0.90%*	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	0.75%*	1.73%	2.03%	2.40%	2.30%	2.06%
Portfolio turnover rate	137%	176%	127%	356%	218%	130%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$173,729
Investments in Affiliates	59,144
Financial Derivative Instruments
Exchange-traded or centrally cleared	869
Over the counter	2,377
Deposits with counterparty	5,565
Foreign currency, at value	1,228
Receivable for Investments sold~	61,311
Receivable for Portfolio shares sold	918
Interest and dividends receivable	1,573
Dividends receivable from Affiliates	21
Total Assets	306,735

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$14,935
Financial Derivative Instruments
Exchange-traded or centrally cleared	387
Over the counter	3,692
Payable for investments purchased~	47,257
Payable for investments in Affiliates purchased	21
Payable for investments purchased on a delayed-delivery basis	3,306
Deposits from counterparty	960
Payable for Portfolio shares redeemed	26
Accrued investment advisory fees	47
Accrued supervisory and administrative fees	93
Accrued distribution fees	31
Accrued servicing fees	9
Other liabilities	1
Total Liabilities	70,765

Net Assets	$235,970

Net Assets Consist of:
Paid in capital	$234,322
Undistributed net investment income	3,805
Accumulated undistributed net realized gain	7,124
Net unrealized (depreciation)	(9,281)
$235,970

Net Assets:
Institutional Class	$2,072
Administrative Class	76,361
Advisor Class	157,537

Shares Issued and Outstanding:
Institutional Class	194
Administrative Class	7,158
Advisor Class	14,768

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.67
Administrative Class	10.67
Advisor Class	10.67

Cost of Investments in securities	$181,425
Cost of Investments in Affiliates	$59,143
Cost of Foreign Currency Held	$1,226
Proceeds Received on Short Sales	$14,935
Cost or Premiums of Financial Derivative Instruments, net	$(9)

* Includes repurchase agreements of:	$1,782

~	A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statement of Operations PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$1,600
Dividends	1
Dividends from Investments in Affiliates	87
Total Income	1,688

Expenses:
Investment advisory fees	249
Supervisory and administrative fees	497
Servicing fees - Administrative Class	62
Distribution and/or servicing fees - Advisor Class	143
Trustee fees	1
Interest expense	2
Total Expenses	954

Net Investment Income	734

Net Realized Gain (Loss):
Investments in securities	(4,443)
Investments in Affiliates	(190)
Exchange-traded or centrally cleared financial derivative instruments	(363)
Over the counter financial derivative instruments	9,499
Foreign currency	1,694

Net Realized Gain	6,197

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(6,258)
Investments in Affiliates	212
Exchange-traded or centrally cleared financial derivative instruments	(1,354)
Over the counter financial derivative instruments	(3,961)
Foreign currency assets and liabilities	(668)

Net Change in Unrealized (Depreciation)	(12,029)

Net (Decrease) in Net Assets Resulting from Operations	$(5,098)

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase in Net Assets from:

Operations:
Net investment income	$734	$1,659
Net realized gain	6,197	5,766
Net change in unrealized appreciation (depreciation)	(12,029)	2,784

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,098)	10,209

Distributions to Shareholders:
From net investment income
Institutional Class	(8)	(5)
Administrative Class	(356)	(1,426)
Advisor Class	(465)	(294)
From net realized capital gains
Institutional Class	0	(5)
Administrative Class	0	(540)
Advisor Class	0	(371)

Total Distributions	(829)	(2,641)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	81,959	86,172

Total Increase in Net Assets	76,032	93,740

Net Assets:
Beginning of period	159,938	66,198
End of period*	$235,970	$159,938

* Including undistributed net investment income of:	$3,805	$3,900

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 73.6%

AUSTRALIA 0.5%

CORPORATE BONDS & NOTES 0.3%
Australia & New Zealand Banking Group Ltd.
1.000% due 10/06/2015		$700	$701

MORTGAGE-BACKED SECURITIES 0.0%
Torrens Trust
2.460% due 10/19/2038	AUD	44	34

SOVEREIGN ISSUES 0.2%
New South Wales Treasury Corp.
2.750% due 11/20/2025		123	111
Queensland Treasury Corp.
4.250% due 07/21/2023		600	492

			603

Total Australia (Cost $1,443)			1,338

BRAZIL 0.2%

CORPORATE BONDS & NOTES 0.2%
Petrobras Global Finance BV
3.163% due 03/17/2020		$200	191
3.250% due 03/17/2017		300	296

Total Brazil (Cost $500)			487

CANADA 0.7%

CORPORATE BONDS & NOTES 0.2%
Toronto-Dominion Bank
0.723% due 07/02/2019		$500	500

SOVEREIGN ISSUES 0.5%
Province of British Columbia
4.300% due 06/18/2042	CAD	100	98
Province of Ontario
1.900% due 09/08/2017		500	410
3.450% due 06/02/2045		100	84
3.500% due 06/02/2024		600	525
6.200% due 06/02/2031		100	113

			1,230

Total Canada (Cost $1,875)			1,730

CAYMAN ISLANDS 0.4%

ASSET-BACKED SECURITIES 0.4%
Atrium CDO Corp.
1.376% due 11/16/2022		$279	280
Gallatin CLO Ltd.
1.545% due 07/15/2023		200	200
Symphony CLO LP
1.374% due 01/09/2023		495	493

Total Cayman Islands (Cost $974)			973

CHINA 0.1%

CORPORATE BONDS & NOTES 0.1%
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023		$200	210

Total China (Cost $203)			210

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DENMARK 4.1%

CORPORATE BONDS & NOTES 4.1%
Nykredit Realkredit A/S
1.000% due 07/01/2016	DKK	21,900	$3,310
2.000% due 10/01/2015		26,000	3,913
2.000% due 01/01/2016		2,400	363
2.000% due 04/01/2016		2,600	395
Realkredit Danmark A/S
2.000% due 01/01/2016		11,600	1,753

Total Denmark (Cost $9,853)			9,734

FRANCE 5.7%

CORPORATE BONDS & NOTES 1.1%
Banque PSA Finance S.A.
4.250% due 02/25/2016	EUR	1,200	1,369
BPCE S.A.
4.500% due 03/15/2025		$500	484
Credit Agricole S.A.
0.833% due 06/12/2017		400	400
Dexia Credit Local S.A.
1.875% due 01/29/2020		250	247

			2,500

MORTGAGE-BACKED SECURITIES 0.4%
Infiniti SoPRANo
0.175% due 11/05/2019	EUR	945	958

SOVEREIGN ISSUES 4.2%
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$400	423
France Government Bond
0.250% due 07/25/2024	EUR	1,018	1,205
1.000% due 11/25/2018		900	1,037
1.750% due 11/25/2024		2,100	2,477
2.500% due 05/25/2030		600	740
3.250% due 05/25/2045		2,000	2,746
4.000% due 10/25/2038		200	305
4.500% due 04/25/2041		600	993

			9,926

Total France (Cost $14,479)			13,384

GERMANY 1.1%

CORPORATE BONDS & NOTES 0.6%
FMS Wertmanagement AoeR
0.750% due 12/15/2017	GBP	200	312
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	400	325
4.750% due 03/12/2019	NZD	1,200	849

			1,486

SOVEREIGN ISSUES 0.5%
Republic of Germany
0.100% due 04/15/2023 (b)	EUR	104	123
4.000% due 01/04/2037		100	163
4.250% due 07/04/2039		500	864

			1,150

Total Germany (Cost $3,036)			2,636

GREECE 0.5%

CORPORATE BONDS & NOTES 0.3%
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	700	638

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.2%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	80,000	$366
5.000% due 08/22/2016		25,000	119

			485

Total Greece (Cost $1,534)			1,123

HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%
CNOOC Finance Ltd.
3.875% due 05/02/2022		$200	203

Total Hong Kong (Cost $197)			203

IRELAND 1.1%

ASSET-BACKED SECURITIES 0.0%
Race Point CLO Ltd.
0.535% due 04/15/2020		$42	42

CORPORATE BONDS & NOTES 0.8%
Depfa ACS Bank
3.875% due 11/14/2016	EUR	1,000	1,171
4.875% due 10/28/2015		$600	608
5.125% due 03/16/2037		200	238

			2,017

MORTGAGE-BACKED SECURITIES 0.3%
DECO Series
1.198% due 04/27/2027	EUR	498	558
German Residential Funding Ltd.
1.138% due 08/27/2024		188	211

			769

Total Ireland (Cost $3,091)			2,828

ITALY 16.3%

ASSET-BACKED SECURITIES 0.0%
Alba SPV SRL
1.502% due 04/20/2040	EUR	78	87

CORPORATE BONDS & NOTES 1.4%
Banca Carige SpA
3.875% due 10/24/2018		600	736
Banca Monte dei Paschi di Siena SpA
5.000% due 02/09/2019		100	123
Banco Popolare SC
2.375% due 01/22/2018		500	558
3.250% due 09/30/2016		300	337
3.500% due 03/14/2019		300	344
Intesa Sanpaolo SpA
3.625% due 08/12/2015		$1,100	1,103
UniCredit SpA
6.750% due 09/10/2021 (c)	EUR	200	216

			3,417

MORTGAGE-BACKED SECURITIES 0.8%
Berica Residential MBS SRL
0.288% due 03/31/2048		121	133
Casa D’este Finance SRL
0.336% due 09/15/2021		166	182
Claris ABS
0.412% due 10/31/2060		418	459

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Creso SRL
0.685% due 12/30/2060	EUR	794	$889
Giovecca Mortgages SRL
0.599% due 04/23/2048		117	131

			1,794

SOVEREIGN ISSUES 14.1%
Italy Buoni Poliennali Del Tesoro
2.500% due 12/01/2024		1,700	1,933
3.250% due 09/01/2046		600	671
3.750% due 09/01/2024		3,600	4,499
4.000% due 02/01/2037		2,700	3,379
4.500% due 03/01/2024		4,700	6,183
4.750% due 08/01/2023		3,500	4,680
4.750% due 09/01/2028		500	681
5.000% due 03/01/2025		5,200	7,112
5.000% due 09/01/2040		1,100	1,576
5.500% due 09/01/2022		700	968
5.500% due 11/01/2022		500	690
Italy Government International Bond
6.000% due 08/04/2028	GBP	500	940

			33,312

Total Italy (Cost $41,613)			38,610

JAPAN 0.1%

CORPORATE BONDS & NOTES 0.1%
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.700% due 03/05/2018		$200	200

Total Japan (Cost $200)			200

LUXEMBOURG 0.6%

CORPORATE BONDS & NOTES 0.6%
Erste Europaische Pfandbrief und Kommunalkreditbank AG S.A.
4.250% due 06/04/2018	EUR	650	798
Wind Acquisition Finance S.A.
7.000% due 04/23/2021		600	692

Total Luxembourg (Cost $1,453)			1,490

MEXICO 0.3%

SOVEREIGN ISSUES 0.3%
Mexico Government International Bond
4.750% due 06/14/2018	MXN	12,100	774

Total Mexico (Cost $908)			774

NETHERLANDS 1.1%

ASSET-BACKED SECURITIES 0.5%
Cadogan Square CLO BV
0.391% due 01/17/2023	EUR	126	139
Chapel BV
0.364% due 07/17/2066		256	272
Highlander Euro CDO BV
0.224% due 05/01/2023		250	275
Jubilee CDO BV
0.396% due 09/20/2022		200	221
Panther CDO BV
0.364% due 10/15/2084		172	183

			1,090

CORPORATE BONDS & NOTES 0.6%
Fiat Chrysler Automobiles NV
4.500% due 04/15/2020		$400	399

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rabobank Group
8.375% due 07/26/2016 (c)		$600	$628
8.400% due 06/29/2017 (c)		300	325

			1,352

Total Netherlands (Cost $2,513)			2,442

NORWAY 0.3%

SOVEREIGN ISSUES 0.3%
Kommunalbanken A/S
0.662% due 03/27/2017		$400	403
Norway Government Bond
3.750% due 05/25/2021	NOK	1,800	260

Total Norway (Cost $673)			663

PORTUGAL 0.4%

CORPORATE BONDS & NOTES 0.4%
Novo Banco S.A.
4.000% due 01/21/2019	EUR	300	334
4.750% due 01/15/2018		200	227
5.000% due 05/14/2019		100	113
5.000% due 05/21/2019		200	228

Total Portugal (Cost $936)			902

SLOVENIA 2.8%

CORPORATE BONDS & NOTES 0.2%
Nova Ljubljanska Banka d.d.
2.875% due 07/03/2017	EUR	500	567

SOVEREIGN ISSUES 2.6%
Slovenia Government International Bond
2.250% due 03/25/2022		500	574
4.125% due 02/18/2019		$1,200	1,251
4.375% due 01/18/2021	EUR	300	386
4.700% due 11/01/2016		800	944
4.750% due 05/10/2018		$1,400	1,491
5.250% due 02/18/2024		1,000	1,095
5.850% due 05/10/2023		300	341

			6,082

Total Slovenia (Cost $6,725)			6,649

SPAIN 5.1%

CORPORATE BONDS & NOTES 0.7%
Ayt Cedulas Cajas Global
0.093% due 02/22/2018	EUR	200	221
Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (c)		$600	647
Banco Popular Espanol S.A.
3.500% due 09/11/2017	EUR	100	119
Banco Santander S.A.
6.250% due 09/11/2021 (c)		500	543
BPE Financiaciones S.A.
2.875% due 05/19/2016		100	113

			1,643

SOVEREIGN ISSUES 4.4%
Autonomous Community of Catalonia
4.300% due 11/15/2016		400	464
4.950% due 02/11/2020		100	123
Autonomous Community of Valencia
4.375% due 07/16/2015		100	112
Spain Government International Bond
2.750% due 10/31/2024		5,000	5,799

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.300% due 07/30/2016	EUR	900	$1,038
3.800% due 04/30/2024		700	881
5.150% due 10/31/2028		200	282
5.150% due 10/31/2044		1,200	1,790

			10,489

Total Spain (Cost $13,674)			12,132

SUPRANATIONAL 0.2%

CORPORATE BONDS & NOTES 0.2%
European Investment Bank
0.500% due 06/21/2023	AUD	500	298
0.500% due 08/10/2023		400	237

Total Supranational (Cost $591)			535

SWEDEN 0.4%

CORPORATE BONDS & NOTES 0.3%
Skandinaviska Enskilda Banken AB
3.000% due 06/20/2018	SEK	1,500	196
Swedbank AB
2.200% due 03/04/2020		$300	298
Swedbank Hypotek AB
3.750% due 12/20/2017	SEK	1,100	144

			638

SOVEREIGN ISSUES 0.1%
Sweden Government International Bond
4.250% due 03/12/2019		1,200	167

Total Sweden (Cost $908)			805

SWITZERLAND 1.1%

CORPORATE BONDS & NOTES 1.1%
UBS AG
4.750% due 05/22/2023		$800	809
7.250% due 02/22/2022		1,100	1,160
7.625% due 08/17/2022		500	586

Total Switzerland (Cost $2,596)			2,555

UNITED KINGDOM 10.1%

ASSET-BACKED SECURITIES 0.1%
Motor PLC
0.667% due 08/25/2021		$210	211

CORPORATE BONDS & NOTES 2.2%
Barclays Bank PLC
7.625% due 11/21/2022		1,100	1,255
Barclays PLC
3.650% due 03/16/2025		600	569
HBOS PLC
0.982% due 09/30/2016		1,200	1,200
6.750% due 05/21/2018		1,100	1,222
Royal Bank of Scotland PLC
9.500% due 03/16/2022		300	331
Tesco PLC
6.125% due 02/24/2022	GBP	300	511

			5,088

MORTGAGE-BACKED SECURITIES 2.4%
Business Mortgage Finance PLC
0.947% due 02/15/2039		953	1,478
2.567% due 02/15/2041		473	728

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Eurohome UK Mortgages PLC
0.721% due 06/15/2044	GBP	148	$218
Eurosail PLC
0.729% due 06/10/2044		49	75
0.871% due 06/13/2045		294	457
Fosse Master Issuer PLC
2.669% due 10/18/2054		200	315
Granite Master Issuer PLC
0.527% due 12/20/2054		$100	99
Mansard Mortgages PLC
1.221% due 12/15/2049	GBP	272	416
Newgate Funding PLC
0.728% due 12/01/2050		300	413
1.571% due 12/15/2050		370	547
RMAC Securities PLC
0.721% due 06/12/2044		638	919

			5,665

SOVEREIGN ISSUES 5.4%
United Kingdom Gilt
2.250% due 09/07/2023		500	804
3.250% due 01/22/2044		4,700	8,155
3.500% due 01/22/2045		500	909
4.250% due 06/07/2032		400	778
4.250% due 03/07/2036		100	198
4.250% due 12/07/2040		600	1,213
4.500% due 09/07/2034		300	607

			12,664

Total United Kingdom (Cost $23,432)			23,628

UNITED STATES 17.8%

ASSET-BACKED SECURITIES 3.8%
Amortizing Residential Collateral Trust
0.767% due 07/25/2032		$1	1
0.887% due 10/25/2031		2	1
Amresco Residential Securities Corp. Mortgage Loan Trust
1.127% due 06/25/2029		1	1
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.567% due 02/25/2036		833	566
Citigroup Mortgage Loan Trust, Inc.
0.347% due 12/25/2036		843	557
0.447% due 03/25/2036		800	608
Countrywide Asset-Backed Certificates
0.327% due 05/25/2047		670	533
0.327% due 06/25/2047		690	549
0.477% due 07/25/2036		700	620
Credit Suisse First Boston Mortgage Securities Corp.
0.805% due 01/25/2032		1	1
First Alliance Mortgage Loan Trust
0.647% due 12/20/2027		1	1
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.427% due 04/25/2047		800	504
0.637% due 08/25/2035		119	118
Long Beach Mortgage Loan Trust
0.747% due 10/25/2034		12	12
Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^		208	125
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.477% due 03/25/2036		700	541
Renaissance Home Equity Loan Trust
2.737% due 12/25/2032		556	527
5.675% due 06/25/2037		1,079	571

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Mortgage Products Trust
0.405% due 12/25/2035		$668	$522
Residential Asset Securities Corp. Trust
0.687% due 07/25/2032 ^		2	2
Saxon Asset Securities Trust
1.937% due 12/25/2037		548	443
1.987% due 05/25/2031		647	560
SLM Student Loan Trust
0.777% due 10/25/2017		59	59
1.777% due 04/25/2023		420	432
Structured Asset Investment Loan Trust
0.317% due 07/25/2036		733	532
Wells Fargo Home Equity Asset-Backed Securities Trust
0.417% due 01/25/2037		800	565

			8,951

CORPORATE BONDS & NOTES 3.1%
Ally Financial, Inc.
2.750% due 01/30/2017		800	798
2.955% due 07/18/2016		100	101
3.600% due 05/21/2018		400	401
BA Covered Bond Issuer
4.250% due 08/03/2017	EUR	200	239
Bank of America Corp.
6.100% due 03/17/2025 (c)		$400	396
BellSouth Corp.
4.821% due 04/26/2021		600	617
Citigroup, Inc.
5.950% due 05/15/2025 (c)		500	483
Goldman Sachs Group, Inc.
1.437% due 04/23/2020		400	404
International Lease Finance Corp.
6.750% due 09/01/2016		200	211
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^		200	23
Metropolitan Life Global Funding
2.000% due 04/14/2020		300	296
SABMiller Holdings, Inc.
4.950% due 01/15/2042		800	814
SLM Student Loan Trust
1.119% due 03/15/2038	GBP	700	1,010
Sprint Communications, Inc.
8.375% due 08/15/2017		$400	434
Universal Health Services, Inc.
7.125% due 06/30/2016		1,000	1,059

			7,286

MORTGAGE-BACKED SECURITIES 2.9%
American Home Mortgage Investment Trust
1.923% due 09/25/2045		67	64
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^		896	770
Banc of America Mortgage Trust
2.639% due 02/25/2036 ^		55	50
Bear Stearns Adjustable Rate Mortgage Trust
2.515% due 03/25/2035		5	5
2.564% due 08/25/2033		4	4
2.680% due 03/25/2035		56	56
Bear Stearns ALT-A Trust
0.347% due 02/25/2034		73	67
2.635% due 09/25/2035		55	47
2.646% due 03/25/2036 ^		100	78
2.689% due 11/25/2035 ^		48	36
2.810% due 08/25/2036 ^		62	47
Bear Stearns Structured Products, Inc. Trust
2.331% due 12/26/2046		46	36

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Commercial Mortgage Trust
0.936% due 06/15/2033	$400	$398
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035	10	10
2.410% due 09/25/2035	18	18
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.279% due 09/25/2035 ^	627	543
Countrywide Alternative Loan Trust
0.397% due 03/20/2046	107	85
0.467% due 02/25/2037	89	71
1.158% due 12/25/2035	121	100
1.658% due 11/25/2035	21	18
5.250% due 06/25/2035 ^	16	15
Countrywide Home Loan Mortgage Pass-Through Trust
0.417% due 05/25/2035	43	36
0.507% due 03/25/2035	90	72
0.517% due 02/25/2035	11	10
2.429% due 11/25/2034	13	13
2.680% due 08/25/2034	37	33
5.500% due 01/25/2035	622	635
Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	1	1
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.863% due 02/25/2037 ^	224	124
DBUBS Mortgage Trust
0.322% due 11/10/2046 (a)	400	6
1.531% due 11/10/2046 (a)	891	17
GSR Mortgage Loan Trust
0.517% due 12/25/2034	101	91
2.672% due 04/25/2035	491	492
2.701% due 01/25/2036 ^	110	102
HarborView Mortgage Loan Trust
2.527% due 05/19/2033	6	6
IndyMac Mortgage Loan Trust
0.427% due 07/25/2035	36	32
JPMorgan Mortgage Trust
2.186% due 07/27/2037	156	136
2.608% due 02/25/2036 ^	64	56
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.626% due 12/15/2030	9	9
Merrill Lynch Mortgage Investors Trust
1.673% due 10/25/2035	16	16
Morgan Stanley Bank of America Merrill Lynch Trust
1.602% due 12/15/2048 (a)	1,255	71
Morgan Stanley Capital Trust
0.336% due 07/12/2044	162	162
Morgan Stanley Mortgage Loan Trust
2.128% due 06/25/2036	72	70
Residential Accredit Loans, Inc. Trust
0.337% due 02/25/2047	45	26
0.367% due 06/25/2046	370	165
0.397% due 04/25/2046	633	333
Structured Adjustable Rate Mortgage Loan Trust
2.480% due 04/25/2034	10	10
Structured Asset Mortgage Investments Trust
0.397% due 05/25/2046	17	14
0.407% due 05/25/2036	133	97
0.407% due 09/25/2047	190	153
0.417% due 05/25/2045	31	28
0.768% due 07/19/2034	4	4
0.848% due 09/19/2032	3	3
0.888% due 03/19/2034	7	7
1.658% due 08/25/2047 ^	54	46

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TBW Mortgage-Backed Trust
5.970% due 09/25/2036	$189	$35
Thornburg Mortgage Securities Trust
1.434% due 06/25/2047 ^	40	36
1.437% due 06/25/2047 ^	25	22
5.750% due 06/25/2047	19	19
Wachovia Mortgage Loan Trust LLC
2.515% due 10/20/2035 ^	236	215
WaMu Mortgage Pass-Through Certificates Trust
0.497% due 01/25/2045	166	158
1.138% due 06/25/2046	61	57
1.158% due 02/25/2046	141	131
1.930% due 02/27/2034	7	7
2.154% due 03/25/2033	16	16
2.440% due 03/25/2035	99	99
2.458% due 04/25/2035	93	91
Washington Mutual Mortgage Pass-Through Certificates Trust
1.098% due 07/25/2046 ^	36	22
Wells Fargo Mortgage-Backed Securities Trust
2.581% due 03/25/2036 ^	123	119
2.617% due 03/25/2035	134	135
2.618% due 06/25/2035	39	39
2.637% due 04/25/2036	12	12
2.721% due 07/25/2036 ^	90	88

		6,895

MUNICIPAL BONDS & NOTES 0.1%
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	100	130

	SHARES
PREFERRED SECURITIES 0.0%
Navient Corp. CPI Linked Security
1.976% due 01/16/2018	900	22

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 1.5%
Fannie Mae
0.307% due 03/25/2034	$9	9
0.337% due 08/25/2034	6	6
0.537% due 09/25/2042	24	24
0.617% due 11/25/2040	123	124

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.637% due 11/25/2040	$183	$184
0.767% due 06/25/2041	364	369
1.328% due 10/01/2044	23	24
2.004% due 12/01/2034	8	8
2.202% due 05/25/2035	21	22
2.488% due 11/01/2034	56	60
3.500% due 11/01/2021	94	100
5.480% due 07/01/2018	200	212
6.000% due 07/25/2044	15	17
Freddie Mac
0.686% due 12/15/2032	12	12
0.786% due 12/15/2037	36	36
1.346% due 10/25/2044	66	67
2.250% due 03/01/2035	6	6
2.350% due 04/01/2035	120	127
2.399% due 02/01/2029	5	5
Ginnie Mae
1.625% due 04/20/2028 - 06/20/2030	2	3
2.000% due 04/20/2030 - 05/20/2030	2	2
NCUA Guaranteed Notes
0.655% due 11/05/2020	1,277	1,283
0.744% due 12/08/2020	64	65
0.745% due 12/08/2020	261	263
Tennessee Valley Authority
6.250% due 12/15/2017	400	451

		3,479

U.S. TREASURY OBLIGATIONS 6.4%
U.S. Treasury Bonds
3.125% due 02/15/2042 (g)	100	100
5.250% due 02/15/2029 (g)	100	130
U.S. Treasury Inflation Protected Securities (b)
0.125% due 01/15/2022 (g)	418	414
0.125% due 07/15/2022 (g)	1,955	1,939
0.125% due 01/15/2023 (g)	2,357	2,315
0.125% due 07/15/2024 (g)	697	680
0.250% due 01/15/2025	9,489	9,296
2.375% due 01/15/2025 (g)	126	147
U.S. Treasury Notes
1.750% due 05/15/2023 (g)	100	97
2.500% due 05/15/2024 (g)	100	101

		15,219

Total United States (Cost $42,258)		41,982

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.5%

CERTIFICATES OF DEPOSIT 0.3%
Credit Suisse
0.631% due 01/28/2016		$400	$400
Intesa Sanpaolo SpA
1.656% due 04/11/2016		300	301

			701

COMMERCIAL PAPER 1.4%
Opusalpha Funding Ltd.
0.051% due 09/23/2015	EUR	2,000	2,229
Weinberg Capital Ltd.
0.061% due 07/13/2015		900	1,004

			3,233

REPURCHASE AGREEMENTS (d) 0.8%
			1,782

Total Short-Term Instruments (Cost $5,760)			5,716

Total Investments in Securities (Cost $181,425)			173,729

		SHARES
INVESTMENTS IN AFFILIATES 25.1%

SHORT-TERM INSTRUMENTS 25.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 25.1%
PIMCO Short-Term Floating NAV Portfolio III		5,963,262	59,144

Total Short-Term Instruments (Cost $59,143)			59,144

Total Investments in Affiliates (Cost $59,143)			59,144

Total Investments 98.7% (Cost $240,568)			$232,873

Financial Derivative Instruments (e)(f) (0.4%) (Cost or Premiums, net $(9))			(833)

Other Assets and Liabilities, net 1.7%			3,930

Net Assets 100.0%			$235,970

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$1,782	Fannie Mae 2.200% due 10/17/2022	$(1,819)	$1,782	$1,782

Total Repurchase Agreements						$(1,819)	$1,782	$1,782

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	07/01/2045	$2,000	$(1,985)	$(1,988)
Fannie Mae	4.500%	08/13/2045	12,000	(12,950)	(12,947)

Total Short Sales				$(14,935)	$(14,935)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,782	$0	$0	$1,782	$(1,819)	$(37)

Total Borrowings and Other Financing Transactions	$1,782	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	41	$(14)	$1	$0
90-Day Eurodollar June Futures	Short	06/2016	23	(7)	0	0
90-Day Eurodollar March Futures	Short	03/2017	30	(9)	1	0
90-Day Eurodollar September Futures	Short	09/2016	49	(18)	1	0
Australia Government 3-Year Note September Futures	Long	09/2015	20	1	4	(2)
Australia Government 10-Year Bond September Futures	Long	09/2015	33	16	26	(14)
Call Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond September Futures	Long	08/2015	21	(2)	11	0
Call Options Strike @ EUR 157.500 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	21	1	0	(4)
Euro-Bobl September Futures	Long	09/2015	27	(1)	17	0
Euro-BTP Italy Government Bond September Futures	Long	09/2015	3	2	3	0
Euro-Bund 10-Year Bond September Futures	Long	09/2015	112	(305)	189	0
Euro-Buxl 30-Year Bond September Futures	Long	09/2015	15	(203)	59	0
Euro-OAT France Government 10-Year Bond September Futures	Long	09/2015	10	(45)	13	0
Euro-Schatz September Futures	Long	09/2015	84	(3)	7	0
Japan Government 10-Year Bond September Futures	Long	09/2015	11	15	41	(18)
Put Options Strike @ EUR 124.500 on Euro-Bobl 10-Year Bond August Futures	Long	07/2015	27	0	0	0
Put Options Strike @ EUR 147.000 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	21	6	7	0
Put Options Strike @ EUR 148.000 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	9	1	3	0
U.S. Treasury 5-Year Note September Futures	Short	09/2015	5	1	0	0
U.S. Treasury 10-Year Note September Futures	Long	09/2015	108	138	0	(3)
U.S. Treasury 30-Year Bond September Futures	Long	09/2015	1	(4)	0	0
U.S. Treasury Ultra Long-Term Bond September Futures	Short	09/2015	2	4	0	0
United Kingdom Long Gilt September Futures	Long	09/2015	125	(132)	236	0

Total Futures Contracts				$(558)	$619	$(41)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized Appreciation	Variation Margin
								Asset	Liability
iTraxx Europe Senior 23 5-Year Index	(1.000%	)	06/20/2020	EUR	2,300	$(14)	$16	$16	$0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$	3,168	$202	$(22)	$16	$0
iTraxx Europe Senior 22 5-Year Index	1.000%	12/20/2019	EUR	6,600	58	(26)	0	(40)

					$260	$(48)	$16	$(40)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month SEK-LIBOR	1.013%	01/23/2025	SEK	600	$(3)	$(3)	$0	$0
Pay	3-Month SEK-LIBOR	1.023%	01/23/2025		500	(3)	(3)	0	0
Pay	3-Month SEK-LIBOR	1.033%	01/23/2025		500	(3)	(3)	0	0
Pay	3-Month SEK-LIBOR	1.036%	01/23/2025		600	(3)	(3)	0	0
Receive	3-Month USD-LIBOR	1.250%	12/16/2016	$	2,400	(10)	(1)	0	0
Receive	3-Month USD-LIBOR	1.300%	05/06/2017		86,900	(123)	(132)	6	0
Receive	3-Month USD-LIBOR	1.500%	12/16/2017		43,300	(230)	(40)	3	0
Receive	3-Month USD-LIBOR	2.250%	12/16/2022		20,400	86	(73)	9	0
Receive	3-Month USD-LIBOR	2.500%	12/16/2025		18,300	148	(57)	13	0
Pay	6-Month AUD-BBR-BBSW	3.250%	12/17/2019	AUD	1,700	33	27	2	0
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	2,800	139	95	0	(32)
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046		2,000	137	27	0	(53)
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017	GBP	1,100	(10)	1	0	(3)
Pay	6-Month GBP-LIBOR	1.500%	09/16/2020		4,700	(106)	(103)	40	0
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		11,000	334	320	0	(196)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2045		600	79	(5)	0	(22)
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033	JPY	2,340,000	1,126	838	73	0
Pay	6-Month JPY-LIBOR	1.250%	06/17/2035		150,000	1	(23)	5	0
Pay	6-Month JPY-LIBOR	1.500%	12/20/2044		1,030,000	49	(248)	38	0
Pay	28-Day MXN-TIIE	4.300%	09/01/2016	MXN	61,600	18	9	3	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		23,600	(7)	2	7	0
Pay	28-Day MXN-TIIE	5.615%	06/02/2020		49,900	43	24	17	0
Pay	28-Day MXN-TIIE	5.620%	11/09/2021		1,100	0	0	1	0
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		1,600	(1)	(1)	1	0

						$1,694	$648	$218	$(306)

Total Swap Agreements						$1,940	$616	$250	$(346)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

Cash of $5,565 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$619	$250	$869	$0	$(41)	$(346)	$(387)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2015		AUD	94		$	73	$0	$0
	07/2015		BRL	2,338			845	93	0
	07/2015		GBP	262			403	0	(9)
	07/2015		JPY	199,000			1,595	0	(31)
	07/2015	$		750		BRL	2,338	3	(1)
	07/2015			2,205		DKK	14,749	0	(1)
	07/2015			496		INR	32,308	10	0
	07/2015			408		PLN	1,527	0	(3)
	09/2015		HKD	251	$		32	0	0
	09/2015	$		70		CNY	430	0	0
	04/2016		DKK	1,302	$		193	0	(3)
	07/2016			14,749			2,227	0	(3)

BPS	07/2015		BRL	5,213			1,680	4	0
	07/2015		JPY	183,839			1,488	0	(14)
	07/2015	$		1,669		BRL	5,213	10	(2)
	07/2015			1,006		MXN	15,606	0	(14)
	08/2015		BRL	3,503	$		1,116	2	0
	08/2015		NZD	3,733			2,516	0	(6)
	01/2016		DKK	7,675			1,194	41	0

BRC	07/2015		PLN	4,615			1,206	0	(20)
	07/2015	$		678		PLN	2,519	0	(9)
	09/2015			154		CNY	941	0	(1)

CBK	07/2015		AUD	3,491	$		2,661	0	(32)
	07/2015		EUR	1,343			1,513	16	0
	07/2015		GBP	13,197			20,283	0	(452)
	07/2015		PLN	39			11	1	0
	07/2015	$		3,138		CAD	3,863	0	(45)
	07/2015			3,756		EUR	3,318	0	(57)
	07/2015			1,509		JPY	186,900	18	0
	07/2015			508		PLN	1,886	2	(8)
	08/2015		GBP	211	$		332	1	0
	08/2015		SEK	4,205			506	0	(2)
	09/2015		MXN	29,541			1,869	1	0
	09/2015	$		577		CNY	3,492	0	(8)

DUB	07/2015		BRL	7,947	$		2,697	169	(28)
	07/2015	$		2,537		BRL	7,947	22	(3)
	10/2015		DKK	10,228	$		1,582	50	0
	01/2016			2,457			382	13	0

FBF	07/2015		BRL	1,884			607	1	0
	07/2015	$		605		BRL	1,884	3	(2)
	09/2015		CNY	7,006	$		1,140	0	(2)

GLM	07/2015		AUD	1,468			1,120	0	(13)
	07/2015		BRL	3,662			1,153	0	(25)
	07/2015		CAD	5,515			4,440	24	0
	07/2015		EUR	16,593			18,138	0	(360)
	07/2015		NZD	2,725			1,935	88	0
	07/2015		PLN	24			7	0	0
	07/2015	$		1,180		BRL	3,662	0	(2)
	07/2015			429		JPY	52,800	2	0
	08/2015		EUR	419	$		470	3	0
	08/2015		NOK	2,145			279	6	0
	08/2015	$		1,312		DKK	8,480	0	(43)

HUS	07/2015		PLN	4,559	$		1,218	7	0
	07/2015	$		2,981		PLN	11,027	3	(54)
	10/2015		DKK	15,325	$		2,351	55	0

JPM	07/2015		BRL	4,064			1,384	80	(4)
	07/2015		EUR	3,507			3,972	63	(1)
	07/2015		NZD	1,008			699	16	0
	07/2015		PLN	12,809			3,411	7	0
	07/2015	$		1,310		BRL	4,064	0	(3)
	07/2015			1,688		EUR	1,497	3	(21)
	07/2015			542		JPY	67,000	5	0
	07/2015			158		PLN	572	0	(6)
	08/2015		GBP	358	$		563	1	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	08/2015	$		585		BRL	1,852	$3	$0
	08/2015			1,671		INR	108,584	23	0
	09/2015			106		CNY	640	0	(2)
	10/2015		DKK	504	$		77	1	0
	01/2016		BRL	3,241			1,100	122	0
	01/2016		DKK	1,545			236	4	0
	04/2016			1,298			193	0	(3)

MSB	07/2015	$		18,875		EUR	16,870	3	(71)
	07/2015			1,791		JPY	220,939	14	0
	07/2015			809		PLN	3,063	6	0
	08/2015		EUR	16,730	$		18,730	70	0
	08/2015		JPY	220,939			1,792	0	(14)
	09/2015	$		70		CNY	431	0	0
	01/2016		DKK	2,530	$		387	7	0

SCX	07/2015		BRL	6,269			2,021	4	0
	07/2015		JPY	144,800			1,168	0	(15)
	07/2015		MXN	15,606			1,001	9	0
	07/2015	$		2,064		BRL	6,269	0	(48)
	07/2015			60,697		EUR	54,167	0	(309)
	07/2015			239		PLN	882	0	(5)
	08/2015		EUR	54,167	$		60,723	309	0
	09/2015	$		995		MXN	15,606	0	(9)

UAG	07/2015		BRL	1,942	$		618	0	(7)
	07/2015		EUR	55,594			60,722	25	(1,282)
	07/2015		SGD	1,502			1,123	9	0
	07/2015	$		3,893		AUD	5,053	5	0
	07/2015			626		BRL	1,942	0	(1)
	07/2015			1,100		DKK	7,374	2	0
	07/2015			1,332		EUR	1,185	0	(11)
	07/2015			21,131		GBP	13,459	16	0
	08/2015		AUD	5,053	$		3,886	0	(5)
	08/2015		DKK	8,235			1,218	0	(15)
	08/2015		GBP	13,459			21,126	0	(16)
	08/2015	$		611		BRL	1,942	7	0
	10/2015		DKK	511	$		78	1	0
	07/2016			7,374			1,110	0	(4)

Total Forward Foreign Currency Contracts								$1,463	$(3,105)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC EUR versus USD	$	1.010	07/21/2015	EUR	98	$ 6	$2
	Put - OTC EUR versus USD		1.050	07/21/2015		112	11	6
	Call - OTC USD versus BRL	BRL	3.280	07/29/2015	$	600	4	3
	Call - OTC USD versus JPY	JPY	127.000	07/20/2015		1,800	10	1

BPS	Call - OTC USD versus JPY		127.000	07/20/2015		2,000	12	1

BRC	Put - OTC EUR versus JPY		130.000	07/21/2015	EUR	100	8	10

CBK	Put - OTC EUR versus USD	$	1.050	07/21/2015		96	8	5

DUB	Call - OTC USD versus BRL	BRL	3.230	07/27/2015	$	600	4	4
	Call - OTC USD versus JPY	JPY	123.000	08/24/2015		1,100	12	12

FBF	Call - OTC USD versus BRL	BRL	3.230	07/27/2015		700	5	5
	Call - OTC USD versus BRL		3.280	07/29/2015		600	4	3

GLM	Put - OTC EUR/USD versus JPY	$1.110/JPY 121.500		07/21/2015		100	8	15

HUS	Put - OTC EUR versus USD	$	1.010	07/21/2015	EUR	82	4	2

MSB	Put - OTC EUR versus JPY	JPY	130.000	07/21/2015		100	9	10
	Call - OTC USD versus JPY		127.000	07/20/2015	$	700	4	0

							$ 109	$79

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	1,000	$81	$7

GLM	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000%	11/26/2015	EUR	2,500	41	23

								$122	$30

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Cost (1)	Market Value
BRC	Call & Put - OTC 1-Month EUR/USD vs. 1-Month EUR/USD Forward Currency Volatility Agreement	0.000%	07/02/2015	$ 700	$0	$0

DUB	Call & Put - OTC 1-Month EUR/USD vs. 1-Month EUR/USD Forward Currency Volatility Agreement	0.000%	07/02/2015	700	0	0

					$0	$0

Total Purchased Options					$231	$109

(1)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus BRL	BRL	3.090	07/29/2015	$600	$(5)	$(6)

BPS	Put - OTC USD versus JPY	JPY	117.000	07/02/2015	1,200	(7)	0

DUB	Put - OTC USD versus BRL	BRL	3.050	07/27/2015	600	(4)	(4)
	Call - OTC USD versus JPY	JPY	125.000	08/24/2015	1,700	(10)	(9)

FBF	Put - OTC USD versus BRL	BRL	3.030	07/27/2015	700	(4)	(3)
	Put - OTC USD versus BRL		3.090	07/29/2015	600	(5)	(6)

HUS	Call - OTC USD versus CNY	CNY	6.600	02/05/2016	500	(6)	(1)
	Put - OTC USD versus JPY	JPY	118.100	07/20/2015	700	(5)	(1)

JPM	Call - OTC USD versus CNY	CNY	6.600	02/05/2016	460	(5)	0

MSB	Put - OTC USD versus JPY	JPY	118.100	07/20/2015	1,800	(13)	(1)

SOG	Put - OTC USD versus JPY		117.000	07/02/2015	800	(5)	0

						$(69)	$(31)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	4,000	$(76)	$(4)

BRC	Call - OTC 5-Year Interest Rate Swap (Effective 05/04/2021)	6-Month EUR-EURIBOR	Receive	0.400%	04/29/2016	EUR	3,000	(11)	(2)
	Put - OTC 5-Year Interest Rate Swap (Effective 05/04/2021)	6-Month EUR-EURIBOR	Pay	1.400%	04/29/2016		3,000	(26)	(117)

GLM	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.750%	07/10/2015	GBP	3,300	(13)	(11)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.200%	07/13/2015		800	(4)	(7)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.400%	07/15/2015		800	(7)	0
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.200%	07/15/2015		800	(2)	(7)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.750%	09/11/2015	EUR	500	(13)	0
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.300%	09/11/2015		500	(14)	(63)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.564%	11/26/2015		1,000	(41)	(41)

JPM	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.400%	07/27/2015	GBP	800	(5)	0
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.200%	07/27/2015		800	(4)	(11)

								$(216)	$(263)

Total Written Options								$(285)	$(294)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	0	$20,900	AUD	0	EUR	7,900	GBP	1,800	$(443)
Sales	26	26,660		3,400		22,750		11,400	(304)
Closing Buys	0	(8,400)		0		(10,400)		(4,100)	225
Expirations	(13)	(21,200)		(3,400)		(8,930)		(900)	139
Exercised	(13)	(4,300)		0		(3,320)		(900)	98

Balance at End of Period	0	$13,660	AUD	0	EUR	8,000	GBP	7,300	$(285)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Universal Health Services, Inc.	(1.250%	)	06/20/2016	0.188%	$	1,000	$0	$(11)	$0	$(11)
	Wind Acquisition Finance S.A.	(5.000%	)	06/20/2021	3.232%	EUR	600	(82)	18	0	(64)

BRC	UBS AG	(1.000%	)	09/20/2022	1.800%	$	750	22	17	39	0

CBK	SABMiller PLC	(1.000%	)	03/20/2020	0.556%	EUR	400	(11)	1	0	(10)
	UBS AG	(1.000%	)	09/20/2022	1.800%	$	800	43	(2)	41	0

GST	SABMiller PLC	(1.000%	)	03/20/2020	0.556%	EUR	400	(10)	1	0	(9)

MYC	UBS AG	(1.000%	)	03/20/2017	1.162%	$	850	(1)	3	2	0

								$(39)	$27	$82	$(94)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	2.218%	$	300	$(15)	$2	$0	$(13)
	Brazil Government International Bond	1.000%	09/20/2019	2.310%		100	(3)	(2)	0	(5)
	France Government International Bond	0.250%	03/20/2020	0.303%		1,000	(7)	5	0	(2)

BRC	France Government International Bond	0.250%	03/20/2020	0.303%		300	(2)	1	0	(1)

CBK	Brazil Government International Bond	1.000%	03/20/2019	2.218%		100	(4)	0	0	(4)
	France Government International Bond	0.250%	03/20/2020	0.303%		200	(2)	2	0	0
	France Government International Bond	0.250%	06/20/2020	0.321%		200	(1)	0	0	(1)

DUB	Brazil Government International Bond	1.000%	03/20/2019	2.218%		300	(13)	0	0	(13)
	Italy Government International Bond	1.000%	06/20/2019	1.134%		100	(1)	1	0	0

GST	France Government International Bond	0.250%	03/20/2020	0.303%		1,600	(14)	10	0	(4)
	France Government International Bond	0.250%	06/20/2020	0.321%		200	(1)	0	0	(1)
	Greece Government International Bond	1.000%	12/20/2015	50.000%		100	(7)	(43)	0	(50)

HUS	Brazil Government International Bond	1.000%	06/20/2019	2.267%		100	(2)	(3)	0	(5)
	Brazil Government International Bond	1.000%	09/20/2019	2.310%		100	(3)	(2)	0	(5)
	France Government International Bond	0.250%	03/20/2020	0.303%		300	(2)	1	0	(1)

JPM	Brazil Government International Bond	1.000%	03/20/2019	2.218%		200	(8)	(1)	0	(9)
	France Government International Bond	0.250%	03/20/2020	0.303%		600	(4)	3	0	(1)
	France Government International Bond	0.250%	06/20/2020	0.321%		300	(2)	1	0	(1)

MYC	Brazil Government International Bond	1.000%	03/20/2019	2.218%		100	(4)	0	0	(4)
	Brazil Government International Bond	1.000%	09/20/2019	2.310%		100	(3)	(2)	0	(5)
	France Government International Bond	0.250%	03/20/2020	0.303%		700	(4)	2	0	(2)

							$(102)	$(25)	$0	$(127)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)		Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (6)
									Asset	Liability
BPS	iTraxx Europe Subordinated 23 5-Year Index	(1.000%	)	06/20/2020	EUR	200	$6	$2	$8	$0

CBK	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019		400	14	(1)	13	0

GST	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019		200	7	0	7	0
	iTraxx Europe Subordinated 23 5-Year Index	(1.000%	)	06/20/2020		800	27	6	33	0

							$54	$7	$61	$0

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017	CHF	900	$964	$2	$0	$2	$0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020	EUR	1,600	1,776	12	15	27	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2025		590	644	1	18	19	0

BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020		10,970	11,979	70	315	385	0

CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020		2,400	2,688	8	9	17	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2025		4,590	5,003	16	139	155	0

DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020		2,000	2,226	26	2	28	0

FBF	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017	CHF	900	952	(1)	14	13	0

GLM	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017		800	856	(1)	4	3	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2025	EUR	300	336	1	0	1	0

UAG	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017	CHF	700	747	(5)	10	5	0

							$129	$526	$655	$0

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.537%	05/15/2045	GBP	100	$0	$1	$1	$0

BPS	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	400	0	(2)	0	(2)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		11,200	(1)	(27)	0	(28)

CBK	Pay	1-Month GBP-UKRPI	3.495%	05/15/2045	GBP	100	0	(1)	0	(1)

DUB	Pay	1-Month GBP-UKRPI	3.503%	05/15/2045		100	0	(1)	0	(1)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021	BRL	6,000	0	(15)	0	(15)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		2,700	5	(6)	0	(1)

GLM	Pay	1-Month GBP-UKRPI	3.310%	05/15/2030	GBP	300	0	(4)	0	(4)
	Pay	1-Month GBP-UKRPI	3.311%	05/15/2030		200	0	(3)	0	(3)
	Pay	1-Month GBP-UKRPI	3.313%	05/15/2030		100	0	(1)	0	(1)
	Pay	1-Month GBP-UKRPI	3.543%	05/15/2045		100	0	2	2	0

HUS	Pay	1-Year BRL-CDI	12.055%	01/04/2021	BRL	3,300	(1)	(7)	0	(8)

JPM	Pay	1-Year BRL-CDI	11.320%	01/04/2016		3,300	0	(8)	0	(8)

MYC	Pay	1-Month GBP-UKRPI	3.535%	05/15/2045	GBP	250	0	4	4	0

							$3	$(68)	$7	$(72)

Total Swap Agreements							$45	$467	$805	$(293)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(g)	Securities with an aggregate market value of $2,968 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (8)
BOA	$106	$19	$49	$174	$(51)	$(10)	$(95)	$(156)	$18	$0	$18
BPS	57	1	393	451	(36)	0	(30)	(66)	385	(240)	145
BRC	0	10	39	49	(30)	(119)	(1)	(150)	(101)	0	(101)
CBK	39	5	226	270	(604)	0	(16)	(620)	(350)	709	359
DUB	254	16	28	298	(31)	(13)	(30)	(74)	224	(400)	(176)
FBF	4	8	13	25	(4)	(9)	0	(13)	12	0	12
GLM	123	38	6	167	(443)	(129)	(8)	(580)	(413)	739	326
GST	0	0	40	40	0	0	(64)	(64)	(24)	0	(24)
HUS	65	2	0	67	(54)	(2)	(19)	(75)	(8)	0	(8)
JPM	328	0	0	328	(40)	(11)	(19)	(70)	258	(310)	(52)
MSB	100	10	0	110	(85)	(1)	0	(86)	24	0	24
MYC	0	0	6	6	0	0	(11)	(11)	(5)	0	(5)
SCX	322	0	0	322	(386)	0	0	(386)	(64)	0	(64)
SOG	0	0	0	0	0	0	0	0	0	(10)	(10)
UAG	65	0	5	70	(1,341)	0	0	(1,341)	(1,271)	1,520	249

Total Over the Counter	$1,463	$109	$805	$2,377	$(3,105)	$(294)	$(293)	$(3,692)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	23

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$619	$619
Swap Agreements	0	32	0	0	218	250

	$0	$32	$0	$0	$837	$869

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,463	$0	$1,463
Purchased Options	0	0	0	79	30	109
Swap Agreements	0	143	0	655	7	805

	$0	$143	$0	$2,197	$37	$2,377

	$0	$175	$0	$2,197	$874	$3,246

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$41	$41
Swap Agreements	0	40	0	0	306	346

	$0	$40	$0	$0	$347	$387

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,105	$0	$3,105
Written Options	0	0	0	31	263	294
Swap Agreements	0	221	0	0	72	293

	$0	$221	$0	$3,136	$335	$3,692

	$0	$261	$0	$3,136	$682	$4,079

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$4	$4
Futures	0	0	0	0	(1,061)	(1,061)
Swap Agreements	0	(28)	0	0	722	694

	$0	$(28)	$0	$0	$(335)	$(363)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,716	$0	$10,716
Purchased Options	0	(21)	0	64	0	43
Written Options	0	34	0	259	35	328
Swap Agreements	0	13	0	(1,609)	8	(1,588)

	$0	$26	$0	$9,430	$43	$9,499

	$0	$(2)	$0	$9,430	$(292)	$9,136

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(110)	$0	$0	$0	$(705)	$(815)
Swap Agreements	0	(32)	0	0	(507)	(539)

	$(110)	$(32)	$0	$0	$(1,212)	$(1,354)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,707)	$0	$(4,707)
Purchased Options	0	0	0	(97)	(50)	(147)
Written Options	0	(12)	0	37	(53)	(28)
Swap Agreements	0	11	0	976	(66)	921

	$0	$(1)	$0	$(3,791)	$(169)	$(3,961)

	$(110)	$(33)	$0	$(3,791)	$(1,381)	$(5,315)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$701	$0	$701
Mortgage-Backed Securities	0	34	0	34
Sovereign Issues	0	603	0	603
Brazil
Corporate Bonds & Notes	0	487	0	487
Canada
Corporate Bonds & Notes	0	500	0	500
Sovereign Issues	0	1,230	0	1,230
Cayman Islands
Asset-Backed Securities	0	973	0	973
China
Corporate Bonds & Notes	0	210	0	210
Denmark
Corporate Bonds & Notes	0	9,734	0	9,734
France
Corporate Bonds & Notes	0	2,500	0	2,500
Mortgage-Backed Securities	0	958	0	958
Sovereign Issues	0	9,926	0	9,926
Germany
Corporate Bonds & Notes	0	1,486	0	1,486
Sovereign Issues	0	1,150	0	1,150
Greece
Corporate Bonds & Notes	0	638	0	638
Sovereign Issues	0	485	0	485
Hong Kong
Corporate Bonds & Notes	0	203	0	203
Ireland
Asset-Backed Securities	0	42	0	42
Corporate Bonds & Notes	0	2,017	0	2,017
Mortgage-Backed Securities	0	769	0	769
Italy
Asset-Backed Securities	0	87	0	87
Corporate Bonds & Notes	0	3,417	0	3,417
Mortgage-Backed Securities	0	1,794	0	1,794
Sovereign Issues	0	33,312	0	33,312
Japan
Corporate Bonds & Notes	0	200	0	200
Luxembourg
Corporate Bonds & Notes	0	1,490	0	1,490
Mexico
Sovereign Issues	0	774	0	774
Netherlands
Asset-Backed Securities	0	1,090	0	1,090
Corporate Bonds & Notes	0	1,352	0	1,352
Norway
Sovereign Issues	0	663	0	663
Portugal
Corporate Bonds & Notes	0	902	0	902
Slovenia
Corporate Bonds & Notes	0	567	0	567
Sovereign Issues	0	6,082	0	6,082

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Spain
Corporate Bonds & Notes	$0	$1,643	$0	$1,643
Sovereign Issues	0	10,489	0	10,489
Supranational
Corporate Bonds & Notes	0	535	0	535
Sweden
Corporate Bonds & Notes	0	638	0	638
Sovereign Issues	0	167	0	167
Switzerland
Corporate Bonds & Notes	0	2,555	0	2,555
United Kingdom
Asset-Backed Securities	0	211	0	211
Corporate Bonds & Notes	0	5,088	0	5,088
Mortgage-Backed Securities	0	5,665	0	5,665
Sovereign Issues	0	12,664	0	12,664
United States
Asset-Backed Securities	0	8,951	0	8,951
Corporate Bonds & Notes	0	7,286	0	7,286
Mortgage-Backed Securities	0	6,859	36	6,895
Municipal Bonds & Notes	0	130	0	130
Preferred Securities	22	0	0	22
U.S. Government Agencies	0	3,479	0	3,479
U.S. Treasury Obligations	0	15,219	0	15,219
Short-Term Instruments
Certificates of Deposit	0	701	0	701
Commercial Paper	0	3,233	0	3,233
Repurchase Agreements	0	1,782	0	1,782
	$22	$173,671	$36	$173,729

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	59,144	0	0	59,144

Total Investments	$59,166	$173,671	$36	$232,873

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(14,935)	$0	$(14,935)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	619	250	0	869
Over the counter	0	2,377	0	2,377
	$619	$2,627	$0	$3,246

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(41)	(346)	0	(387)
Over the counter	0	(3,692)	0	(3,692)
	$(41)	$(4,038)	$0	$(4,079)

Totals	$59,744	$157,325	$36	$217,105

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$17	$0	$(17)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$40,634	$111,188	$(92,700)	$(190)	$212	$59,144	$87	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest,

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Straddle Options  The Portfolio may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or

(ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate and sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate and sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate and sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives.

Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio

SEMIANNUAL REPORT	JUNE 30, 2015	37

Notes to Financial Statements (Cont.)

securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio.

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the

Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All

SEMIANNUAL REPORT	JUNE 30, 2015	39

Notes to Financial Statements (Cont.)

Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$6,982	$842

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$147,338	$137,770	$110,013	$51,381

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	118	$1,310	83	$884
Administrative Class	2,981	33,100	5,383	56,686
Advisor Class	8,332	91,608	6,335	67,757
Issued as reinvestment of distributions
Institutional Class	1	8	1	10
Administrative Class	32	356	185	1,966
Advisor Class	43	465	61	665
Cost of shares redeemed
Institutional Class	(6)	(69)	(5)	(55)
Administrative Class	(4,051)	(44,800)	(3,956)	(41,731)
Advisor Class	(2)	(19)	(1)	(10)
Net increase resulting from Portfolio share transactions	7,448	$81,959	8,086	$86,172

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

As of June 30, 2015, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 67% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$241,428	$1,593	$(10,148)	$(8,555)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	41

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone
BRL	Brazilian Real	GBP	British Pound	NZD	New Zealand Dollar
CAD	Canadian Dollar	HKD	Hong Kong Dollar	PLN	Polish Zloty
CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona
CNY	Chinese Renminbi (Mainland)	JPY	Japanese Yen	SGD	Singapore Dollar
DKK	Danish Krone	MXN	Mexican Peso	USD (or $)	United States Dollar

Exchange Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	OTC	Over the Counter

Index/Spread Abbreviations:
UKRPI	United Kingdom Retail Price Index

Other Abbreviations:
ABS	Asset-Backed Security	BBSW	Bank Bill Swap Reference Rate	MBS	Mortgage-Backed Security
ALT	Alternate Loan Trust	CDI	Brazil Interbank Deposit Rate	NCUA	National Credit Union Administration
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate

42	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	43

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT21SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

-

Semiannual Report

June 30, 2015

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States

4	PIMCO VARIABLE INSURANCE TRUST

and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical

SEMIANNUAL REPORT	JUNE 30, 2015	5

Important Information About the Portfolio (Cont.)

(5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown†

United States	18.0%
Italy	16.6%
United Kingdom	10.1%
France	5.7%
Spain	5.2%
Short-Term Instruments‡	2.5%
Other	41.9%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	10 Years	Class Inception (04/10/2000)
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Institutional Class	-1.62%	4.06%	5.73%	5.61%	5.95%
JPMorgan GBI Global ex-US Index Hedged in USD±	-1.02%	4.22%	3.93%	4.25%	4.86%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.76% for Institutional Class shares.

± JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$983.80	$1,020.96
Expenses Paid During Period†	$3.67	$3.74
Net Annualized Expense Ratio	0.75%	0.75%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its assets.

Portfolio Insights

»	Exposure to core European duration (or sensitivity to changes in market interest rates) detracted from performance as German bund yields increased over the reporting period.

»	An underweight to Canadian duration detracted from relative performance as Canadian interest rates declined during the reporting period.

»	Negative carry (or the rate of interest earned by holding the respective securities) from a short position to U.S. duration detracted from relative performance over the reporting period.

»	An overweight to duration in Italy and Spain detracted from relative performance as European sovereign debt peripheral spreads widened over the reporting period.

»	Exposure to Brazilian local bonds during the last two months of the reporting period detracted from relative performance as Brazilian yields increased during this time period.

»	Short positioning in the euro contributed to relative performance as this currency depreciated relative to the U.S. dollar over the reporting period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to relative performance as breakeven inflation rates increased over the reporting period.

»	Positions in non-agency mortgage-backed securities contributed to relative performance as prices for the securities generally increased over the reporting period.

SEMIANNUAL REPORT	JUNE 30, 2015	7

Financial Highlights PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Institutional Class
Net asset value beginning of year or period	$10.90	$10.05	$10.80	$10.33	$9.98	$9.64
Net investment income (a)	0.05	0.21	0.23	0.27	0.25	0.22
Net realized/unrealized gain (loss)	(0.23)	0.92	(0.16)	0.85	0.43	0.60
Total from Investment Operations	(0.18)	1.13	0.07	1.12	0.68	0.82
Dividends from net investment income	(0.05)	(0.21)	(0.22)	(0.26)	(0.23)	(0.20)
Distributions from net realized capital gains	0.00	(0.07)	(0.60)	(0.39)	(0.10)	(0.28)
Total distributions	(0.05)	(0.28)	(0.82)	(0.65)	(0.33)	(0.48)
Net asset value end of year or period	$10.67	$10.90	$10.05	$10.80	$10.33	$9.98
Total return	(1.62)%	11.32%	0.65%	11.00%	6.91%	8.64%
Net assets end of year or period (000s)	$2,072	$879	$22	$21	$19	$18
Ratio of expenses to average net assets	0.75%*	0.76%	0.77%	0.79%	0.76%	0.75%
Ratio of expenses to average net assets excluding interest expense	0.75%*	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	0.98%*	1.99%	2.18%	2.54%	2.45%	2.21%
Portfolio turnover rate	137%	176%	127%	356%	218%	130%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$173,729
Investments in Affiliates	59,144
Financial Derivative Instruments
Exchange-traded or centrally cleared	869
Over the counter	2,377
Deposits with counterparty	5,565
Foreign currency, at value	1,228
Receivable for Investments sold~	61,311
Receivable for Portfolio shares sold	918
Interest and dividends receivable	1,573
Dividends receivable from Affiliates	21
Total Assets	306,735

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$14,935
Financial Derivative Instruments
Exchange-traded or centrally cleared	387
Over the counter	3,692
Payable for investments purchased~	47,257
Payable for investments in Affiliates purchased	21
Payable for investments purchased on a delayed-delivery basis	3,306
Deposits from counterparty	960
Payable for Portfolio shares redeemed	26
Accrued investment advisory fees	47
Accrued supervisory and administrative fees	93
Accrued distribution fees	31
Accrued servicing fees	9
Other liabilities	1
Total Liabilities	70,765

Net Assets	$235,970

Net Assets Consist of:
Paid in capital	$234,322
Undistributed net investment income	3,805
Accumulated undistributed net realized gain	7,124
Net unrealized (depreciation)	(9,281)
$235,970

Net Assets:
Institutional Class	$2,072
Administrative Class	76,361
Advisor Class	157,537

Shares Issued and Outstanding:
Institutional Class	194
Administrative Class	7,158
Advisor Class	14,768

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.67
Administrative Class	10.67
Advisor Class	10.67

Cost of Investments in securities	$181,425
Cost of Investments in Affiliates	$59,143
Cost of Foreign Currency Held	$1,226
Proceeds Received on Short Sales	$14,935
Cost or Premiums of Financial Derivative Instruments, net	$(9)

* Includes repurchase agreements of:	$1,782

~	A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statement of Operations PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$1,600
Dividends	1
Dividends from Investments in Affiliates	87
Total Income	1,688

Expenses:
Investment advisory fees	249
Supervisory and administrative fees	497
Servicing fees - Administrative Class	62
Distribution and/or servicing fees - Advisor Class	143
Trustee fees	1
Interest expense	2
Total Expenses	954

Net Investment Income	734

Net Realized Gain (Loss):
Investments in securities	(4,443)
Investments in Affiliates	(190)
Exchange-traded or centrally cleared financial derivative instruments	(363)
Over the counter financial derivative instruments	9,499
Foreign currency	1,694

Net Realized Gain	6,197

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(6,258)
Investments in Affiliates	212
Exchange-traded or centrally cleared financial derivative instruments	(1,354)
Over the counter financial derivative instruments	(3,961)
Foreign currency assets and liabilities	(668)

Net Change in Unrealized (Depreciation)	(12,029)

Net (Decrease) in Net Assets Resulting from Operations	$(5,098)

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase in Net Assets from:

Operations:
Net investment income	$734	$1,659
Net realized gain	6,197	5,766
Net change in unrealized appreciation (depreciation)	(12,029)	2,784

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,098)	10,209

Distributions to Shareholders:
From net investment income
Institutional Class	(8)	(5)
Administrative Class	(356)	(1,426)
Advisor Class	(465)	(294)
From net realized capital gains
Institutional Class	0	(5)
Administrative Class	0	(540)
Advisor Class	0	(371)

Total Distributions	(829)	(2,641)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	81,959	86,172

Total Increase in Net Assets	76,032	93,740

Net Assets:
Beginning of period	159,938	66,198
End of period*	$235,970	$159,938

* Including undistributed net investment income of:	$3,805	$3,900

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 73.6%

AUSTRALIA 0.5%

CORPORATE BONDS & NOTES 0.3%
Australia & New Zealand Banking Group Ltd.
1.000% due 10/06/2015		$700	$701

MORTGAGE-BACKED SECURITIES 0.0%
Torrens Trust
2.460% due 10/19/2038	AUD	44	34

SOVEREIGN ISSUES 0.2%
New South Wales Treasury Corp.
2.750% due 11/20/2025		123	111
Queensland Treasury Corp.
4.250% due 07/21/2023		600	492

			603

Total Australia (Cost $1,443)			1,338

BRAZIL 0.2%

CORPORATE BONDS & NOTES 0.2%
Petrobras Global Finance BV
3.163% due 03/17/2020		$200	191
3.250% due 03/17/2017		300	296

Total Brazil (Cost $500)			487

CANADA 0.7%

CORPORATE BONDS & NOTES 0.2%
Toronto-Dominion Bank
0.723% due 07/02/2019		$500	500

SOVEREIGN ISSUES 0.5%
Province of British Columbia
4.300% due 06/18/2042	CAD	100	98
Province of Ontario
1.900% due 09/08/2017		500	410
3.450% due 06/02/2045		100	84
3.500% due 06/02/2024		600	525
6.200% due 06/02/2031		100	113

			1,230

Total Canada (Cost $1,875)			1,730

CAYMAN ISLANDS 0.4%

ASSET-BACKED SECURITIES 0.4%
Atrium CDO Corp.
1.376% due 11/16/2022		$279	280
Gallatin CLO Ltd.
1.545% due 07/15/2023		200	200
Symphony CLO LP
1.374% due 01/09/2023		495	493

Total Cayman Islands (Cost $974)			973

CHINA 0.1%

CORPORATE BONDS & NOTES 0.1%
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023		$200	210

Total China (Cost $203)			210

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DENMARK 4.1%

CORPORATE BONDS & NOTES 4.1%
Nykredit Realkredit A/S
1.000% due 07/01/2016	DKK	21,900	$3,310
2.000% due 10/01/2015		26,000	3,913
2.000% due 01/01/2016		2,400	363
2.000% due 04/01/2016		2,600	395
Realkredit Danmark A/S
2.000% due 01/01/2016		11,600	1,753

Total Denmark (Cost $9,853)			9,734

FRANCE 5.7%

CORPORATE BONDS & NOTES 1.1%
Banque PSA Finance S.A.
4.250% due 02/25/2016	EUR	1,200	1,369
BPCE S.A.
4.500% due 03/15/2025		$500	484
Credit Agricole S.A.
0.833% due 06/12/2017		400	400
Dexia Credit Local S.A.
1.875% due 01/29/2020		250	247

			2,500

MORTGAGE-BACKED SECURITIES 0.4%
Infiniti SoPRANo
0.175% due 11/05/2019	EUR	945	958

SOVEREIGN ISSUES 4.2%
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$400	423
France Government Bond
0.250% due 07/25/2024	EUR	1,018	1,205
1.000% due 11/25/2018		900	1,037
1.750% due 11/25/2024		2,100	2,477
2.500% due 05/25/2030		600	740
3.250% due 05/25/2045		2,000	2,746
4.000% due 10/25/2038		200	305
4.500% due 04/25/2041		600	993

			9,926

Total France (Cost $14,479)			13,384

GERMANY 1.1%

CORPORATE BONDS & NOTES 0.6%
FMS Wertmanagement AoeR
0.750% due 12/15/2017	GBP	200	312
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	400	325
4.750% due 03/12/2019	NZD	1,200	849

			1,486

SOVEREIGN ISSUES 0.5%
Republic of Germany
0.100% due 04/15/2023 (b)	EUR	104	123
4.000% due 01/04/2037		100	163
4.250% due 07/04/2039		500	864

			1,150

Total Germany (Cost $3,036)			2,636

GREECE 0.5%

CORPORATE BONDS & NOTES 0.3%
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	700	638

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.2%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	80,000	$366
5.000% due 08/22/2016		25,000	119

			485

Total Greece (Cost $1,534)			1,123

HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%
CNOOC Finance Ltd.
3.875% due 05/02/2022		$200	203

Total Hong Kong (Cost $197)			203

IRELAND 1.1%

ASSET-BACKED SECURITIES 0.0%
Race Point CLO Ltd.
0.535% due 04/15/2020		$42	42

CORPORATE BONDS & NOTES 0.8%
Depfa ACS Bank
3.875% due 11/14/2016	EUR	1,000	1,171
4.875% due 10/28/2015		$600	608
5.125% due 03/16/2037		200	238

			2,017

MORTGAGE-BACKED SECURITIES 0.3%
DECO Series
1.198% due 04/27/2027	EUR	498	558
German Residential Funding Ltd.
1.138% due 08/27/2024		188	211

			769

Total Ireland (Cost $3,091)			2,828

ITALY 16.3%

ASSET-BACKED SECURITIES 0.0%
Alba SPV SRL
1.502% due 04/20/2040	EUR	78	87

CORPORATE BONDS & NOTES 1.4%
Banca Carige SpA
3.875% due 10/24/2018		600	736
Banca Monte dei Paschi di Siena SpA
5.000% due 02/09/2019		100	123
Banco Popolare SC
2.375% due 01/22/2018		500	558
3.250% due 09/30/2016		300	337
3.500% due 03/14/2019		300	344
Intesa Sanpaolo SpA
3.625% due 08/12/2015		$1,100	1,103
UniCredit SpA
6.750% due 09/10/2021 (c)	EUR	200	216

			3,417

MORTGAGE-BACKED SECURITIES 0.8%
Berica Residential MBS SRL
0.288% due 03/31/2048		121	133
Casa D’este Finance SRL
0.336% due 09/15/2021		166	182
Claris ABS
0.412% due 10/31/2060		418	459

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Creso SRL
0.685% due 12/30/2060	EUR	794	$889
Giovecca Mortgages SRL
0.599% due 04/23/2048		117	131

			1,794

SOVEREIGN ISSUES 14.1%
Italy Buoni Poliennali Del Tesoro
2.500% due 12/01/2024		1,700	1,933
3.250% due 09/01/2046		600	671
3.750% due 09/01/2024		3,600	4,499
4.000% due 02/01/2037		2,700	3,379
4.500% due 03/01/2024		4,700	6,183
4.750% due 08/01/2023		3,500	4,680
4.750% due 09/01/2028		500	681
5.000% due 03/01/2025		5,200	7,112
5.000% due 09/01/2040		1,100	1,576
5.500% due 09/01/2022		700	968
5.500% due 11/01/2022		500	690
Italy Government International Bond
6.000% due 08/04/2028	GBP	500	940

			33,312

Total Italy (Cost $41,613)			38,610

JAPAN 0.1%

CORPORATE BONDS & NOTES 0.1%
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.700% due 03/05/2018		$200	200

Total Japan (Cost $200)			200

LUXEMBOURG 0.6%

CORPORATE BONDS & NOTES 0.6%
Erste Europaische Pfandbrief und Kommunalkreditbank AG S.A.
4.250% due 06/04/2018	EUR	650	798
Wind Acquisition Finance S.A.
7.000% due 04/23/2021		600	692

Total Luxembourg (Cost $1,453)			1,490

MEXICO 0.3%

SOVEREIGN ISSUES 0.3%
Mexico Government International Bond
4.750% due 06/14/2018	MXN	12,100	774

Total Mexico (Cost $908)			774

NETHERLANDS 1.1%

ASSET-BACKED SECURITIES 0.5%
Cadogan Square CLO BV
0.391% due 01/17/2023	EUR	126	139
Chapel BV
0.364% due 07/17/2066		256	272
Highlander Euro CDO BV
0.224% due 05/01/2023		250	275
Jubilee CDO BV
0.396% due 09/20/2022		200	221
Panther CDO BV
0.364% due 10/15/2084		172	183

			1,090

CORPORATE BONDS & NOTES 0.6%
Fiat Chrysler Automobiles NV
4.500% due 04/15/2020		$400	399

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rabobank Group
8.375% due 07/26/2016 (c)		$600	$628
8.400% due 06/29/2017 (c)		300	325

			1,352

Total Netherlands (Cost $2,513)			2,442

NORWAY 0.3%

SOVEREIGN ISSUES 0.3%
Kommunalbanken A/S
0.662% due 03/27/2017		$400	403
Norway Government Bond
3.750% due 05/25/2021	NOK	1,800	260

Total Norway (Cost $673)			663

PORTUGAL 0.4%

CORPORATE BONDS & NOTES 0.4%
Novo Banco S.A.
4.000% due 01/21/2019	EUR	300	334
4.750% due 01/15/2018		200	227
5.000% due 05/14/2019		100	113
5.000% due 05/21/2019		200	228

Total Portugal (Cost $936)			902

SLOVENIA 2.8%

CORPORATE BONDS & NOTES 0.2%
Nova Ljubljanska Banka d.d.
2.875% due 07/03/2017	EUR	500	567

SOVEREIGN ISSUES 2.6%
Slovenia Government International Bond
2.250% due 03/25/2022		500	574
4.125% due 02/18/2019		$1,200	1,251
4.375% due 01/18/2021	EUR	300	386
4.700% due 11/01/2016		800	944
4.750% due 05/10/2018		$1,400	1,491
5.250% due 02/18/2024		1,000	1,095
5.850% due 05/10/2023		300	341

			6,082

Total Slovenia (Cost $6,725)			6,649

SPAIN 5.1%

CORPORATE BONDS & NOTES 0.7%
Ayt Cedulas Cajas Global
0.093% due 02/22/2018	EUR	200	221
Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (c)		$600	647
Banco Popular Espanol S.A.
3.500% due 09/11/2017	EUR	100	119
Banco Santander S.A.
6.250% due 09/11/2021 (c)		500	543
BPE Financiaciones S.A.
2.875% due 05/19/2016		100	113

			1,643

SOVEREIGN ISSUES 4.4%
Autonomous Community of Catalonia
4.300% due 11/15/2016		400	464
4.950% due 02/11/2020		100	123
Autonomous Community of Valencia
4.375% due 07/16/2015		100	112
Spain Government International Bond
2.750% due 10/31/2024		5,000	5,799

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.300% due 07/30/2016	EUR	900	$1,038
3.800% due 04/30/2024		700	881
5.150% due 10/31/2028		200	282
5.150% due 10/31/2044		1,200	1,790

			10,489

Total Spain (Cost $13,674)			12,132

SUPRANATIONAL 0.2%

CORPORATE BONDS & NOTES 0.2%
European Investment Bank
0.500% due 06/21/2023	AUD	500	298
0.500% due 08/10/2023		400	237

Total Supranational (Cost $591)			535

SWEDEN 0.4%

CORPORATE BONDS & NOTES 0.3%
Skandinaviska Enskilda Banken AB
3.000% due 06/20/2018	SEK	1,500	196
Swedbank AB
2.200% due 03/04/2020		$300	298
Swedbank Hypotek AB
3.750% due 12/20/2017	SEK	1,100	144

			638

SOVEREIGN ISSUES 0.1%
Sweden Government International Bond
4.250% due 03/12/2019		1,200	167

Total Sweden (Cost $908)			805

SWITZERLAND 1.1%

CORPORATE BONDS & NOTES 1.1%
UBS AG
4.750% due 05/22/2023		$800	809
7.250% due 02/22/2022		1,100	1,160
7.625% due 08/17/2022		500	586

Total Switzerland (Cost $2,596)			2,555

UNITED KINGDOM 10.1%

ASSET-BACKED SECURITIES 0.1%
Motor PLC
0.667% due 08/25/2021		$210	211

CORPORATE BONDS & NOTES 2.2%
Barclays Bank PLC
7.625% due 11/21/2022		1,100	1,255
Barclays PLC
3.650% due 03/16/2025		600	569
HBOS PLC
0.982% due 09/30/2016		1,200	1,200
6.750% due 05/21/2018		1,100	1,222
Royal Bank of Scotland PLC
9.500% due 03/16/2022		300	331
Tesco PLC
6.125% due 02/24/2022	GBP	300	511

			5,088

MORTGAGE-BACKED SECURITIES 2.4%
Business Mortgage Finance PLC
0.947% due 02/15/2039		953	1,478
2.567% due 02/15/2041		473	728

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Eurohome UK Mortgages PLC
0.721% due 06/15/2044	GBP	148	$218
Eurosail PLC
0.729% due 06/10/2044		49	75
0.871% due 06/13/2045		294	457
Fosse Master Issuer PLC
2.669% due 10/18/2054		200	315
Granite Master Issuer PLC
0.527% due 12/20/2054		$100	99
Mansard Mortgages PLC
1.221% due 12/15/2049	GBP	272	416
Newgate Funding PLC
0.728% due 12/01/2050		300	413
1.571% due 12/15/2050		370	547
RMAC Securities PLC
0.721% due 06/12/2044		638	919

			5,665

SOVEREIGN ISSUES 5.4%
United Kingdom Gilt
2.250% due 09/07/2023		500	804
3.250% due 01/22/2044		4,700	8,155
3.500% due 01/22/2045		500	909
4.250% due 06/07/2032		400	778
4.250% due 03/07/2036		100	198
4.250% due 12/07/2040		600	1,213
4.500% due 09/07/2034		300	607

			12,664

Total United Kingdom (Cost $23,432)			23,628

UNITED STATES 17.8%

ASSET-BACKED SECURITIES 3.8%
Amortizing Residential Collateral Trust
0.767% due 07/25/2032		$1	1
0.887% due 10/25/2031		2	1
Amresco Residential Securities Corp. Mortgage Loan Trust
1.127% due 06/25/2029		1	1
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.567% due 02/25/2036		833	566
Citigroup Mortgage Loan Trust, Inc.
0.347% due 12/25/2036		843	557
0.447% due 03/25/2036		800	608
Countrywide Asset-Backed Certificates
0.327% due 05/25/2047		670	533
0.327% due 06/25/2047		690	549
0.477% due 07/25/2036		700	620
Credit Suisse First Boston Mortgage Securities Corp.
0.805% due 01/25/2032		1	1
First Alliance Mortgage Loan Trust
0.647% due 12/20/2027		1	1
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.427% due 04/25/2047		800	504
0.637% due 08/25/2035		119	118
Long Beach Mortgage Loan Trust
0.747% due 10/25/2034		12	12
Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^		208	125
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.477% due 03/25/2036		700	541
Renaissance Home Equity Loan Trust
2.737% due 12/25/2032		556	527
5.675% due 06/25/2037		1,079	571

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Mortgage Products Trust
0.405% due 12/25/2035		$668	$522
Residential Asset Securities Corp. Trust
0.687% due 07/25/2032 ^		2	2
Saxon Asset Securities Trust
1.937% due 12/25/2037		548	443
1.987% due 05/25/2031		647	560
SLM Student Loan Trust
0.777% due 10/25/2017		59	59
1.777% due 04/25/2023		420	432
Structured Asset Investment Loan Trust
0.317% due 07/25/2036		733	532
Wells Fargo Home Equity Asset-Backed Securities Trust
0.417% due 01/25/2037		800	565

			8,951

CORPORATE BONDS & NOTES 3.1%
Ally Financial, Inc.
2.750% due 01/30/2017		800	798
2.955% due 07/18/2016		100	101
3.600% due 05/21/2018		400	401
BA Covered Bond Issuer
4.250% due 08/03/2017	EUR	200	239
Bank of America Corp.
6.100% due 03/17/2025 (c)		$400	396
BellSouth Corp.
4.821% due 04/26/2021		600	617
Citigroup, Inc.
5.950% due 05/15/2025 (c)		500	483
Goldman Sachs Group, Inc.
1.437% due 04/23/2020		400	404
International Lease Finance Corp.
6.750% due 09/01/2016		200	211
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^		200	23
Metropolitan Life Global Funding
2.000% due 04/14/2020		300	296
SABMiller Holdings, Inc.
4.950% due 01/15/2042		800	814
SLM Student Loan Trust
1.119% due 03/15/2038	GBP	700	1,010
Sprint Communications, Inc.
8.375% due 08/15/2017		$400	434
Universal Health Services, Inc.
7.125% due 06/30/2016		1,000	1,059

			7,286

MORTGAGE-BACKED SECURITIES 2.9%
American Home Mortgage Investment Trust
1.923% due 09/25/2045		67	64
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^		896	770
Banc of America Mortgage Trust
2.639% due 02/25/2036 ^		55	50
Bear Stearns Adjustable Rate Mortgage Trust
2.515% due 03/25/2035		5	5
2.564% due 08/25/2033		4	4
2.680% due 03/25/2035		56	56
Bear Stearns ALT-A Trust
0.347% due 02/25/2034		73	67
2.635% due 09/25/2035		55	47
2.646% due 03/25/2036 ^		100	78
2.689% due 11/25/2035 ^		48	36
2.810% due 08/25/2036 ^		62	47
Bear Stearns Structured Products, Inc. Trust
2.331% due 12/26/2046		46	36

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Commercial Mortgage Trust
0.936% due 06/15/2033	$400	$398
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035	10	10
2.410% due 09/25/2035	18	18
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.279% due 09/25/2035 ^	627	543
Countrywide Alternative Loan Trust
0.397% due 03/20/2046	107	85
0.467% due 02/25/2037	89	71
1.158% due 12/25/2035	121	100
1.658% due 11/25/2035	21	18
5.250% due 06/25/2035 ^	16	15
Countrywide Home Loan Mortgage Pass-Through Trust
0.417% due 05/25/2035	43	36
0.507% due 03/25/2035	90	72
0.517% due 02/25/2035	11	10
2.429% due 11/25/2034	13	13
2.680% due 08/25/2034	37	33
5.500% due 01/25/2035	622	635
Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	1	1
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.863% due 02/25/2037 ^	224	124
DBUBS Mortgage Trust
0.322% due 11/10/2046 (a)	400	6
1.531% due 11/10/2046 (a)	891	17
GSR Mortgage Loan Trust
0.517% due 12/25/2034	101	91
2.672% due 04/25/2035	491	492
2.701% due 01/25/2036 ^	110	102
HarborView Mortgage Loan Trust
2.527% due 05/19/2033	6	6
IndyMac Mortgage Loan Trust
0.427% due 07/25/2035	36	32
JPMorgan Mortgage Trust
2.186% due 07/27/2037	156	136
2.608% due 02/25/2036 ^	64	56
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.626% due 12/15/2030	9	9
Merrill Lynch Mortgage Investors Trust
1.673% due 10/25/2035	16	16
Morgan Stanley Bank of America Merrill Lynch Trust
1.602% due 12/15/2048 (a)	1,255	71
Morgan Stanley Capital Trust
0.336% due 07/12/2044	162	162
Morgan Stanley Mortgage Loan Trust
2.128% due 06/25/2036	72	70
Residential Accredit Loans, Inc. Trust
0.337% due 02/25/2047	45	26
0.367% due 06/25/2046	370	165
0.397% due 04/25/2046	633	333
Structured Adjustable Rate Mortgage Loan Trust
2.480% due 04/25/2034	10	10
Structured Asset Mortgage Investments Trust
0.397% due 05/25/2046	17	14
0.407% due 05/25/2036	133	97
0.407% due 09/25/2047	190	153
0.417% due 05/25/2045	31	28
0.768% due 07/19/2034	4	4
0.848% due 09/19/2032	3	3
0.888% due 03/19/2034	7	7
1.658% due 08/25/2047 ^	54	46

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TBW Mortgage-Backed Trust
5.970% due 09/25/2036	$189	$35
Thornburg Mortgage Securities Trust
1.434% due 06/25/2047 ^	40	36
1.437% due 06/25/2047 ^	25	22
5.750% due 06/25/2047	19	19
Wachovia Mortgage Loan Trust LLC
2.515% due 10/20/2035 ^	236	215
WaMu Mortgage Pass-Through Certificates Trust
0.497% due 01/25/2045	166	158
1.138% due 06/25/2046	61	57
1.158% due 02/25/2046	141	131
1.930% due 02/27/2034	7	7
2.154% due 03/25/2033	16	16
2.440% due 03/25/2035	99	99
2.458% due 04/25/2035	93	91
Washington Mutual Mortgage Pass-Through Certificates Trust
1.098% due 07/25/2046 ^	36	22
Wells Fargo Mortgage-Backed Securities Trust
2.581% due 03/25/2036 ^	123	119
2.617% due 03/25/2035	134	135
2.618% due 06/25/2035	39	39
2.637% due 04/25/2036	12	12
2.721% due 07/25/2036 ^	90	88

		6,895

MUNICIPAL BONDS & NOTES 0.1%
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	100	130

	SHARES
PREFERRED SECURITIES 0.0%
Navient Corp. CPI Linked Security
1.976% due 01/16/2018	900	22

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 1.5%
Fannie Mae
0.307% due 03/25/2034	$9	9
0.337% due 08/25/2034	6	6
0.537% due 09/25/2042	24	24
0.617% due 11/25/2040	123	124

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.637% due 11/25/2040	$183	$184
0.767% due 06/25/2041	364	369
1.328% due 10/01/2044	23	24
2.004% due 12/01/2034	8	8
2.202% due 05/25/2035	21	22
2.488% due 11/01/2034	56	60
3.500% due 11/01/2021	94	100
5.480% due 07/01/2018	200	212
6.000% due 07/25/2044	15	17
Freddie Mac
0.686% due 12/15/2032	12	12
0.786% due 12/15/2037	36	36
1.346% due 10/25/2044	66	67
2.250% due 03/01/2035	6	6
2.350% due 04/01/2035	120	127
2.399% due 02/01/2029	5	5
Ginnie Mae
1.625% due 04/20/2028 - 06/20/2030	2	3
2.000% due 04/20/2030 - 05/20/2030	2	2
NCUA Guaranteed Notes
0.655% due 11/05/2020	1,277	1,283
0.744% due 12/08/2020	64	65
0.745% due 12/08/2020	261	263
Tennessee Valley Authority
6.250% due 12/15/2017	400	451

		3,479

U.S. TREASURY OBLIGATIONS 6.4%
U.S. Treasury Bonds
3.125% due 02/15/2042 (g)	100	100
5.250% due 02/15/2029 (g)	100	130
U.S. Treasury Inflation Protected Securities (b)
0.125% due 01/15/2022 (g)	418	414
0.125% due 07/15/2022 (g)	1,955	1,939
0.125% due 01/15/2023 (g)	2,357	2,315
0.125% due 07/15/2024 (g)	697	680
0.250% due 01/15/2025	9,489	9,296
2.375% due 01/15/2025 (g)	126	147
U.S. Treasury Notes
1.750% due 05/15/2023 (g)	100	97
2.500% due 05/15/2024 (g)	100	101

		15,219

Total United States (Cost $42,258)		41,982

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.5%

CERTIFICATES OF DEPOSIT 0.3%
Credit Suisse
0.631% due 01/28/2016		$400	$400
Intesa Sanpaolo SpA
1.656% due 04/11/2016		300	301

			701

COMMERCIAL PAPER 1.4%
Opusalpha Funding Ltd.
0.051% due 09/23/2015	EUR	2,000	2,229
Weinberg Capital Ltd.
0.061% due 07/13/2015		900	1,004

			3,233

REPURCHASE AGREEMENTS (d) 0.8%
			1,782

Total Short-Term Instruments (Cost $5,760)			5,716

Total Investments in Securities (Cost $181,425)			173,729

		SHARES
INVESTMENTS IN AFFILIATES 25.1%

SHORT-TERM INSTRUMENTS 25.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 25.1%
PIMCO Short-Term Floating NAV Portfolio III		5,963,262	59,144

Total Short-Term Instruments (Cost $59,143)			59,144

Total Investments in Affiliates (Cost $59,143)			59,144

Total Investments 98.7% (Cost $240,568)			$232,873

Financial Derivative Instruments (e)(f) (0.4%) (Cost or Premiums, net $(9))			(833)

Other Assets and Liabilities, net 1.7%			3,930

Net Assets 100.0%			$235,970

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$1,782	Fannie Mae 2.200% due 10/17/2022	$(1,819)	$1,782	$1,782

Total Repurchase Agreements						$(1,819)	$1,782	$1,782

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	07/01/2045	$2,000	$(1,985)	$(1,988)
Fannie Mae	4.500%	08/13/2045	12,000	(12,950)	(12,947)

Total Short Sales				$(14,935)	$(14,935)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,782	$0	$0	$1,782	$(1,819)	$(37)

Total Borrowings and Other Financing Transactions	$1,782	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	41	$(14)	$1	$0
90-Day Eurodollar June Futures	Short	06/2016	23	(7)	0	0
90-Day Eurodollar March Futures	Short	03/2017	30	(9)	1	0
90-Day Eurodollar September Futures	Short	09/2016	49	(18)	1	0
Australia Government 3-Year Note September Futures	Long	09/2015	20	1	4	(2)
Australia Government 10-Year Bond September Futures	Long	09/2015	33	16	26	(14)
Call Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond September Futures	Long	08/2015	21	(2)	11	0
Call Options Strike @ EUR 157.500 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	21	1	0	(4)
Euro-Bobl September Futures	Long	09/2015	27	(1)	17	0
Euro-BTP Italy Government Bond September Futures	Long	09/2015	3	2	3	0
Euro-Bund 10-Year Bond September Futures	Long	09/2015	112	(305)	189	0
Euro-Buxl 30-Year Bond September Futures	Long	09/2015	15	(203)	59	0
Euro-OAT France Government 10-Year Bond September Futures	Long	09/2015	10	(45)	13	0
Euro-Schatz September Futures	Long	09/2015	84	(3)	7	0
Japan Government 10-Year Bond September Futures	Long	09/2015	11	15	41	(18)
Put Options Strike @ EUR 124.500 on Euro-Bobl 10-Year Bond August Futures	Long	07/2015	27	0	0	0
Put Options Strike @ EUR 147.000 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	21	6	7	0
Put Options Strike @ EUR 148.000 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	9	1	3	0
U.S. Treasury 5-Year Note September Futures	Short	09/2015	5	1	0	0
U.S. Treasury 10-Year Note September Futures	Long	09/2015	108	138	0	(3)
U.S. Treasury 30-Year Bond September Futures	Long	09/2015	1	(4)	0	0
U.S. Treasury Ultra Long-Term Bond September Futures	Short	09/2015	2	4	0	0
United Kingdom Long Gilt September Futures	Long	09/2015	125	(132)	236	0

Total Futures Contracts				$(558)	$619	$(41)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized Appreciation	Variation Margin
								Asset	Liability
iTraxx Europe Senior 23 5-Year Index	(1.000%	)	06/20/2020	EUR	2,300	$(14)	$16	$16	$0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$	3,168	$202	$(22)	$16	$0
iTraxx Europe Senior 22 5-Year Index	1.000%	12/20/2019	EUR	6,600	58	(26)	0	(40)

					$260	$(48)	$16	$(40)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month SEK-LIBOR	1.013%	01/23/2025	SEK	600	$(3)	$(3)	$0	$0
Pay	3-Month SEK-LIBOR	1.023%	01/23/2025		500	(3)	(3)	0	0
Pay	3-Month SEK-LIBOR	1.033%	01/23/2025		500	(3)	(3)	0	0
Pay	3-Month SEK-LIBOR	1.036%	01/23/2025		600	(3)	(3)	0	0
Receive	3-Month USD-LIBOR	1.250%	12/16/2016	$	2,400	(10)	(1)	0	0
Receive	3-Month USD-LIBOR	1.300%	05/06/2017		86,900	(123)	(132)	6	0
Receive	3-Month USD-LIBOR	1.500%	12/16/2017		43,300	(230)	(40)	3	0
Receive	3-Month USD-LIBOR	2.250%	12/16/2022		20,400	86	(73)	9	0
Receive	3-Month USD-LIBOR	2.500%	12/16/2025		18,300	148	(57)	13	0
Pay	6-Month AUD-BBR-BBSW	3.250%	12/17/2019	AUD	1,700	33	27	2	0
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	2,800	139	95	0	(32)
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046		2,000	137	27	0	(53)
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017	GBP	1,100	(10)	1	0	(3)
Pay	6-Month GBP-LIBOR	1.500%	09/16/2020		4,700	(106)	(103)	40	0
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		11,000	334	320	0	(196)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2045		600	79	(5)	0	(22)
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033	JPY	2,340,000	1,126	838	73	0
Pay	6-Month JPY-LIBOR	1.250%	06/17/2035		150,000	1	(23)	5	0
Pay	6-Month JPY-LIBOR	1.500%	12/20/2044		1,030,000	49	(248)	38	0
Pay	28-Day MXN-TIIE	4.300%	09/01/2016	MXN	61,600	18	9	3	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		23,600	(7)	2	7	0
Pay	28-Day MXN-TIIE	5.615%	06/02/2020		49,900	43	24	17	0
Pay	28-Day MXN-TIIE	5.620%	11/09/2021		1,100	0	0	1	0
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		1,600	(1)	(1)	1	0

						$1,694	$648	$218	$(306)

Total Swap Agreements						$1,940	$616	$250	$(346)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

Cash of $5,565 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$619	$250	$869	$0	$(41)	$(346)	$(387)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2015		AUD	94		$	73	$0	$0
	07/2015		BRL	2,338			845	93	0
	07/2015		GBP	262			403	0	(9)
	07/2015		JPY	199,000			1,595	0	(31)
	07/2015	$		750		BRL	2,338	3	(1)
	07/2015			2,205		DKK	14,749	0	(1)
	07/2015			496		INR	32,308	10	0
	07/2015			408		PLN	1,527	0	(3)
	09/2015		HKD	251	$		32	0	0
	09/2015	$		70		CNY	430	0	0
	04/2016		DKK	1,302	$		193	0	(3)
	07/2016			14,749			2,227	0	(3)

BPS	07/2015		BRL	5,213			1,680	4	0
	07/2015		JPY	183,839			1,488	0	(14)
	07/2015	$		1,669		BRL	5,213	10	(2)
	07/2015			1,006		MXN	15,606	0	(14)
	08/2015		BRL	3,503	$		1,116	2	0
	08/2015		NZD	3,733			2,516	0	(6)
	01/2016		DKK	7,675			1,194	41	0

BRC	07/2015		PLN	4,615			1,206	0	(20)
	07/2015	$		678		PLN	2,519	0	(9)
	09/2015			154		CNY	941	0	(1)

CBK	07/2015		AUD	3,491	$		2,661	0	(32)
	07/2015		EUR	1,343			1,513	16	0
	07/2015		GBP	13,197			20,283	0	(452)
	07/2015		PLN	39			11	1	0
	07/2015	$		3,138		CAD	3,863	0	(45)
	07/2015			3,756		EUR	3,318	0	(57)
	07/2015			1,509		JPY	186,900	18	0
	07/2015			508		PLN	1,886	2	(8)
	08/2015		GBP	211	$		332	1	0
	08/2015		SEK	4,205			506	0	(2)
	09/2015		MXN	29,541			1,869	1	0
	09/2015	$		577		CNY	3,492	0	(8)

DUB	07/2015		BRL	7,947	$		2,697	169	(28)
	07/2015	$		2,537		BRL	7,947	22	(3)
	10/2015		DKK	10,228	$		1,582	50	0
	01/2016			2,457			382	13	0

FBF	07/2015		BRL	1,884			607	1	0
	07/2015	$		605		BRL	1,884	3	(2)
	09/2015		CNY	7,006	$		1,140	0	(2)

GLM	07/2015		AUD	1,468			1,120	0	(13)
	07/2015		BRL	3,662			1,153	0	(25)
	07/2015		CAD	5,515			4,440	24	0
	07/2015		EUR	16,593			18,138	0	(360)
	07/2015		NZD	2,725			1,935	88	0
	07/2015		PLN	24			7	0	0
	07/2015	$		1,180		BRL	3,662	0	(2)
	07/2015			429		JPY	52,800	2	0
	08/2015		EUR	419	$		470	3	0
	08/2015		NOK	2,145			279	6	0
	08/2015	$		1,312		DKK	8,480	0	(43)

HUS	07/2015		PLN	4,559	$		1,218	7	0
	07/2015	$		2,981		PLN	11,027	3	(54)
	10/2015		DKK	15,325	$		2,351	55	0

JPM	07/2015		BRL	4,064			1,384	80	(4)
	07/2015		EUR	3,507			3,972	63	(1)
	07/2015		NZD	1,008			699	16	0
	07/2015		PLN	12,809			3,411	7	0
	07/2015	$		1,310		BRL	4,064	0	(3)
	07/2015			1,688		EUR	1,497	3	(21)
	07/2015			542		JPY	67,000	5	0
	07/2015			158		PLN	572	0	(6)
	08/2015		GBP	358	$		563	1	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	08/2015	$		585		BRL	1,852	$3	$0
	08/2015			1,671		INR	108,584	23	0
	09/2015			106		CNY	640	0	(2)
	10/2015		DKK	504	$		77	1	0
	01/2016		BRL	3,241			1,100	122	0
	01/2016		DKK	1,545			236	4	0
	04/2016			1,298			193	0	(3)

MSB	07/2015	$		18,875		EUR	16,870	3	(71)
	07/2015			1,791		JPY	220,939	14	0
	07/2015			809		PLN	3,063	6	0
	08/2015		EUR	16,730	$		18,730	70	0
	08/2015		JPY	220,939			1,792	0	(14)
	09/2015	$		70		CNY	431	0	0
	01/2016		DKK	2,530	$		387	7	0

SCX	07/2015		BRL	6,269			2,021	4	0
	07/2015		JPY	144,800			1,168	0	(15)
	07/2015		MXN	15,606			1,001	9	0
	07/2015	$		2,064		BRL	6,269	0	(48)
	07/2015			60,697		EUR	54,167	0	(309)
	07/2015			239		PLN	882	0	(5)
	08/2015		EUR	54,167	$		60,723	309	0
	09/2015	$		995		MXN	15,606	0	(9)

UAG	07/2015		BRL	1,942	$		618	0	(7)
	07/2015		EUR	55,594			60,722	25	(1,282)
	07/2015		SGD	1,502			1,123	9	0
	07/2015	$		3,893		AUD	5,053	5	0
	07/2015			626		BRL	1,942	0	(1)
	07/2015			1,100		DKK	7,374	2	0
	07/2015			1,332		EUR	1,185	0	(11)
	07/2015			21,131		GBP	13,459	16	0
	08/2015		AUD	5,053	$		3,886	0	(5)
	08/2015		DKK	8,235			1,218	0	(15)
	08/2015		GBP	13,459			21,126	0	(16)
	08/2015	$		611		BRL	1,942	7	0
	10/2015		DKK	511	$		78	1	0
	07/2016			7,374			1,110	0	(4)

Total Forward Foreign Currency Contracts								$1,463	$(3,105)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC EUR versus USD	$	1.010	07/21/2015	EUR	98	$ 6	$2
	Put - OTC EUR versus USD		1.050	07/21/2015		112	11	6
	Call - OTC USD versus BRL	BRL	3.280	07/29/2015	$	600	4	3
	Call - OTC USD versus JPY	JPY	127.000	07/20/2015		1,800	10	1

BPS	Call - OTC USD versus JPY		127.000	07/20/2015		2,000	12	1

BRC	Put - OTC EUR versus JPY		130.000	07/21/2015	EUR	100	8	10

CBK	Put - OTC EUR versus USD	$	1.050	07/21/2015		96	8	5

DUB	Call - OTC USD versus BRL	BRL	3.230	07/27/2015	$	600	4	4
	Call - OTC USD versus JPY	JPY	123.000	08/24/2015		1,100	12	12

FBF	Call - OTC USD versus BRL	BRL	3.230	07/27/2015		700	5	5
	Call - OTC USD versus BRL		3.280	07/29/2015		600	4	3

GLM	Put - OTC EUR/USD versus JPY	$1.110/JPY 121.500		07/21/2015		100	8	15

HUS	Put - OTC EUR versus USD	$	1.010	07/21/2015	EUR	82	4	2

MSB	Put - OTC EUR versus JPY	JPY	130.000	07/21/2015		100	9	10
	Call - OTC USD versus JPY		127.000	07/20/2015	$	700	4	0

							$ 109	$79

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	1,000	$81	$7

GLM	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000%	11/26/2015	EUR	2,500	41	23

								$122	$30

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Cost (1)	Market Value
BRC	Call & Put - OTC 1-Month EUR/USD vs. 1-Month EUR/USD Forward Currency Volatility Agreement	0.000%	07/02/2015	$ 700	$0	$0

DUB	Call & Put - OTC 1-Month EUR/USD vs. 1-Month EUR/USD Forward Currency Volatility Agreement	0.000%	07/02/2015	700	0	0

					$0	$0

Total Purchased Options					$231	$109

(1)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus BRL	BRL	3.090	07/29/2015	$600	$(5)	$(6)

BPS	Put - OTC USD versus JPY	JPY	117.000	07/02/2015	1,200	(7)	0

DUB	Put - OTC USD versus BRL	BRL	3.050	07/27/2015	600	(4)	(4)
	Call - OTC USD versus JPY	JPY	125.000	08/24/2015	1,700	(10)	(9)

FBF	Put - OTC USD versus BRL	BRL	3.030	07/27/2015	700	(4)	(3)
	Put - OTC USD versus BRL		3.090	07/29/2015	600	(5)	(6)

HUS	Call - OTC USD versus CNY	CNY	6.600	02/05/2016	500	(6)	(1)
	Put - OTC USD versus JPY	JPY	118.100	07/20/2015	700	(5)	(1)

JPM	Call - OTC USD versus CNY	CNY	6.600	02/05/2016	460	(5)	0

MSB	Put - OTC USD versus JPY	JPY	118.100	07/20/2015	1,800	(13)	(1)

SOG	Put - OTC USD versus JPY		117.000	07/02/2015	800	(5)	0

						$(69)	$(31)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	4,000	$(76)	$(4)

BRC	Call - OTC 5-Year Interest Rate Swap (Effective 05/04/2021)	6-Month EUR-EURIBOR	Receive	0.400%	04/29/2016	EUR	3,000	(11)	(2)
	Put - OTC 5-Year Interest Rate Swap (Effective 05/04/2021)	6-Month EUR-EURIBOR	Pay	1.400%	04/29/2016		3,000	(26)	(117)

GLM	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.750%	07/10/2015	GBP	3,300	(13)	(11)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.200%	07/13/2015		800	(4)	(7)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.400%	07/15/2015		800	(7)	0
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.200%	07/15/2015		800	(2)	(7)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.750%	09/11/2015	EUR	500	(13)	0
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.300%	09/11/2015		500	(14)	(63)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.564%	11/26/2015		1,000	(41)	(41)

JPM	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.400%	07/27/2015	GBP	800	(5)	0
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.200%	07/27/2015		800	(4)	(11)

								$(216)	$(263)

Total Written Options								$(285)	$(294)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	0	$20,900	AUD	0	EUR	7,900	GBP	1,800	$(443)
Sales	26	26,660		3,400		22,750		11,400	(304)
Closing Buys	0	(8,400)		0		(10,400)		(4,100)	225
Expirations	(13)	(21,200)		(3,400)		(8,930)		(900)	139
Exercised	(13)	(4,300)		0		(3,320)		(900)	98

Balance at End of Period	0	$13,660	AUD	0	EUR	8,000	GBP	7,300	$(285)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Universal Health Services, Inc.	(1.250%	)	06/20/2016	0.188%	$	1,000	$0	$(11)	$0	$(11)
	Wind Acquisition Finance S.A.	(5.000%	)	06/20/2021	3.232%	EUR	600	(82)	18	0	(64)

BRC	UBS AG	(1.000%	)	09/20/2022	1.800%	$	750	22	17	39	0

CBK	SABMiller PLC	(1.000%	)	03/20/2020	0.556%	EUR	400	(11)	1	0	(10)
	UBS AG	(1.000%	)	09/20/2022	1.800%	$	800	43	(2)	41	0

GST	SABMiller PLC	(1.000%	)	03/20/2020	0.556%	EUR	400	(10)	1	0	(9)

MYC	UBS AG	(1.000%	)	03/20/2017	1.162%	$	850	(1)	3	2	0

								$(39)	$27	$82	$(94)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	2.218%	$	300	$(15)	$2	$0	$(13)
	Brazil Government International Bond	1.000%	09/20/2019	2.310%		100	(3)	(2)	0	(5)
	France Government International Bond	0.250%	03/20/2020	0.303%		1,000	(7)	5	0	(2)

BRC	France Government International Bond	0.250%	03/20/2020	0.303%		300	(2)	1	0	(1)

CBK	Brazil Government International Bond	1.000%	03/20/2019	2.218%		100	(4)	0	0	(4)
	France Government International Bond	0.250%	03/20/2020	0.303%		200	(2)	2	0	0
	France Government International Bond	0.250%	06/20/2020	0.321%		200	(1)	0	0	(1)

DUB	Brazil Government International Bond	1.000%	03/20/2019	2.218%		300	(13)	0	0	(13)
	Italy Government International Bond	1.000%	06/20/2019	1.134%		100	(1)	1	0	0

GST	France Government International Bond	0.250%	03/20/2020	0.303%		1,600	(14)	10	0	(4)
	France Government International Bond	0.250%	06/20/2020	0.321%		200	(1)	0	0	(1)
	Greece Government International Bond	1.000%	12/20/2015	50.000%		100	(7)	(43)	0	(50)

HUS	Brazil Government International Bond	1.000%	06/20/2019	2.267%		100	(2)	(3)	0	(5)
	Brazil Government International Bond	1.000%	09/20/2019	2.310%		100	(3)	(2)	0	(5)
	France Government International Bond	0.250%	03/20/2020	0.303%		300	(2)	1	0	(1)

JPM	Brazil Government International Bond	1.000%	03/20/2019	2.218%		200	(8)	(1)	0	(9)
	France Government International Bond	0.250%	03/20/2020	0.303%		600	(4)	3	0	(1)
	France Government International Bond	0.250%	06/20/2020	0.321%		300	(2)	1	0	(1)

MYC	Brazil Government International Bond	1.000%	03/20/2019	2.218%		100	(4)	0	0	(4)
	Brazil Government International Bond	1.000%	09/20/2019	2.310%		100	(3)	(2)	0	(5)
	France Government International Bond	0.250%	03/20/2020	0.303%		700	(4)	2	0	(2)

							$(102)	$(25)	$0	$(127)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)		Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (6)
									Asset	Liability
BPS	iTraxx Europe Subordinated 23 5-Year Index	(1.000%	)	06/20/2020	EUR	200	$6	$2	$8	$0

CBK	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019		400	14	(1)	13	0

GST	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019		200	7	0	7	0
	iTraxx Europe Subordinated 23 5-Year Index	(1.000%	)	06/20/2020		800	27	6	33	0

							$54	$7	$61	$0

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017	CHF	900	$964	$2	$0	$2	$0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020	EUR	1,600	1,776	12	15	27	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2025		590	644	1	18	19	0

BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020		10,970	11,979	70	315	385	0

CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020		2,400	2,688	8	9	17	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2025		4,590	5,003	16	139	155	0

DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020		2,000	2,226	26	2	28	0

FBF	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017	CHF	900	952	(1)	14	13	0

GLM	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017		800	856	(1)	4	3	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2025	EUR	300	336	1	0	1	0

UAG	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017	CHF	700	747	(5)	10	5	0

							$129	$526	$655	$0

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.537%	05/15/2045	GBP	100	$0	$1	$1	$0

BPS	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	400	0	(2)	0	(2)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		11,200	(1)	(27)	0	(28)

CBK	Pay	1-Month GBP-UKRPI	3.495%	05/15/2045	GBP	100	0	(1)	0	(1)

DUB	Pay	1-Month GBP-UKRPI	3.503%	05/15/2045		100	0	(1)	0	(1)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021	BRL	6,000	0	(15)	0	(15)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		2,700	5	(6)	0	(1)

GLM	Pay	1-Month GBP-UKRPI	3.310%	05/15/2030	GBP	300	0	(4)	0	(4)
	Pay	1-Month GBP-UKRPI	3.311%	05/15/2030		200	0	(3)	0	(3)
	Pay	1-Month GBP-UKRPI	3.313%	05/15/2030		100	0	(1)	0	(1)
	Pay	1-Month GBP-UKRPI	3.543%	05/15/2045		100	0	2	2	0

HUS	Pay	1-Year BRL-CDI	12.055%	01/04/2021	BRL	3,300	(1)	(7)	0	(8)

JPM	Pay	1-Year BRL-CDI	11.320%	01/04/2016		3,300	0	(8)	0	(8)

MYC	Pay	1-Month GBP-UKRPI	3.535%	05/15/2045	GBP	250	0	4	4	0

							$3	$(68)	$7	$(72)

Total Swap Agreements							$45	$467	$805	$(293)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(g)	Securities with an aggregate market value of $2,968 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (8)
BOA	$106	$19	$49	$174	$(51)	$(10)	$(95)	$(156)	$18	$0	$18
BPS	57	1	393	451	(36)	0	(30)	(66)	385	(240)	145
BRC	0	10	39	49	(30)	(119)	(1)	(150)	(101)	0	(101)
CBK	39	5	226	270	(604)	0	(16)	(620)	(350)	709	359
DUB	254	16	28	298	(31)	(13)	(30)	(74)	224	(400)	(176)
FBF	4	8	13	25	(4)	(9)	0	(13)	12	0	12
GLM	123	38	6	167	(443)	(129)	(8)	(580)	(413)	739	326
GST	0	0	40	40	0	0	(64)	(64)	(24)	0	(24)
HUS	65	2	0	67	(54)	(2)	(19)	(75)	(8)	0	(8)
JPM	328	0	0	328	(40)	(11)	(19)	(70)	258	(310)	(52)
MSB	100	10	0	110	(85)	(1)	0	(86)	24	0	24
MYC	0	0	6	6	0	0	(11)	(11)	(5)	0	(5)
SCX	322	0	0	322	(386)	0	0	(386)	(64)	0	(64)
SOG	0	0	0	0	0	0	0	0	0	(10)	(10)
UAG	65	0	5	70	(1,341)	0	0	(1,341)	(1,271)	1,520	249

Total Over the Counter	$1,463	$109	$805	$2,377	$(3,105)	$(294)	$(293)	$(3,692)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	23

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$619	$619
Swap Agreements	0	32	0	0	218	250

	$0	$32	$0	$0	$837	$869

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,463	$0	$1,463
Purchased Options	0	0	0	79	30	109
Swap Agreements	0	143	0	655	7	805

	$0	$143	$0	$2,197	$37	$2,377

	$0	$175	$0	$2,197	$874	$3,246

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$41	$41
Swap Agreements	0	40	0	0	306	346

	$0	$40	$0	$0	$347	$387

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,105	$0	$3,105
Written Options	0	0	0	31	263	294
Swap Agreements	0	221	0	0	72	293

	$0	$221	$0	$3,136	$335	$3,692

	$0	$261	$0	$3,136	$682	$4,079

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$4	$4
Futures	0	0	0	0	(1,061)	(1,061)
Swap Agreements	0	(28)	0	0	722	694

	$0	$(28)	$0	$0	$(335)	$(363)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,716	$0	$10,716
Purchased Options	0	(21)	0	64	0	43
Written Options	0	34	0	259	35	328
Swap Agreements	0	13	0	(1,609)	8	(1,588)

	$0	$26	$0	$9,430	$43	$9,499

	$0	$(2)	$0	$9,430	$(292)	$9,136

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(110)	$0	$0	$0	$(705)	$(815)
Swap Agreements	0	(32)	0	0	(507)	(539)

	$(110)	$(32)	$0	$0	$(1,212)	$(1,354)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,707)	$0	$(4,707)
Purchased Options	0	0	0	(97)	(50)	(147)
Written Options	0	(12)	0	37	(53)	(28)
Swap Agreements	0	11	0	976	(66)	921

	$0	$(1)	$0	$(3,791)	$(169)	$(3,961)

	$(110)	$(33)	$0	$(3,791)	$(1,381)	$(5,315)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$701	$0	$701
Mortgage-Backed Securities	0	34	0	34
Sovereign Issues	0	603	0	603
Brazil
Corporate Bonds & Notes	0	487	0	487
Canada
Corporate Bonds & Notes	0	500	0	500
Sovereign Issues	0	1,230	0	1,230
Cayman Islands
Asset-Backed Securities	0	973	0	973
China
Corporate Bonds & Notes	0	210	0	210
Denmark
Corporate Bonds & Notes	0	9,734	0	9,734
France
Corporate Bonds & Notes	0	2,500	0	2,500
Mortgage-Backed Securities	0	958	0	958
Sovereign Issues	0	9,926	0	9,926
Germany
Corporate Bonds & Notes	0	1,486	0	1,486
Sovereign Issues	0	1,150	0	1,150
Greece
Corporate Bonds & Notes	0	638	0	638
Sovereign Issues	0	485	0	485
Hong Kong
Corporate Bonds & Notes	0	203	0	203
Ireland
Asset-Backed Securities	0	42	0	42
Corporate Bonds & Notes	0	2,017	0	2,017
Mortgage-Backed Securities	0	769	0	769
Italy
Asset-Backed Securities	0	87	0	87
Corporate Bonds & Notes	0	3,417	0	3,417
Mortgage-Backed Securities	0	1,794	0	1,794
Sovereign Issues	0	33,312	0	33,312
Japan
Corporate Bonds & Notes	0	200	0	200
Luxembourg
Corporate Bonds & Notes	0	1,490	0	1,490
Mexico
Sovereign Issues	0	774	0	774
Netherlands
Asset-Backed Securities	0	1,090	0	1,090
Corporate Bonds & Notes	0	1,352	0	1,352
Norway
Sovereign Issues	0	663	0	663
Portugal
Corporate Bonds & Notes	0	902	0	902
Slovenia
Corporate Bonds & Notes	0	567	0	567
Sovereign Issues	0	6,082	0	6,082

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Spain
Corporate Bonds & Notes	$0	$1,643	$0	$1,643
Sovereign Issues	0	10,489	0	10,489
Supranational
Corporate Bonds & Notes	0	535	0	535
Sweden
Corporate Bonds & Notes	0	638	0	638
Sovereign Issues	0	167	0	167
Switzerland
Corporate Bonds & Notes	0	2,555	0	2,555
United Kingdom
Asset-Backed Securities	0	211	0	211
Corporate Bonds & Notes	0	5,088	0	5,088
Mortgage-Backed Securities	0	5,665	0	5,665
Sovereign Issues	0	12,664	0	12,664
United States
Asset-Backed Securities	0	8,951	0	8,951
Corporate Bonds & Notes	0	7,286	0	7,286
Mortgage-Backed Securities	0	6,859	36	6,895
Municipal Bonds & Notes	0	130	0	130
Preferred Securities	22	0	0	22
U.S. Government Agencies	0	3,479	0	3,479
U.S. Treasury Obligations	0	15,219	0	15,219
Short-Term Instruments
Certificates of Deposit	0	701	0	701
Commercial Paper	0	3,233	0	3,233
Repurchase Agreements	0	1,782	0	1,782
	$22	$173,671	$36	$173,729

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	59,144	0	0	59,144

Total Investments	$59,166	$173,671	$36	$232,873

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(14,935)	$0	$(14,935)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	619	250	0	869
Over the counter	0	2,377	0	2,377
	$619	$2,627	$0	$3,246

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(41)	(346)	0	(387)
Over the counter	0	(3,692)	0	(3,692)
	$(41)	$(4,038)	$0	$(4,079)

Totals	$59,744	$157,325	$36	$217,105

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$17	$0	$(17)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$40,634	$111,188	$(92,700)	$(190)	$212	$59,144	$87	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest,

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Straddle Options  The Portfolio may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or

(ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate and sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate and sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate and sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives.

Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio

SEMIANNUAL REPORT	JUNE 30, 2015	37

Notes to Financial Statements (Cont.)

securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio.

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the

Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All

SEMIANNUAL REPORT	JUNE 30, 2015	39

Notes to Financial Statements (Cont.)

Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$6,982	$842

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$147,338	$137,770	$110,013	$51,381

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	118	$1,310	83	$884
Administrative Class	2,981	33,100	5,383	56,686
Advisor Class	8,332	91,608	6,335	67,757
Issued as reinvestment of distributions
Institutional Class	1	8	1	10
Administrative Class	32	356	185	1,966
Advisor Class	43	465	61	665
Cost of shares redeemed
Institutional Class	(6)	(69)	(5)	(55)
Administrative Class	(4,051)	(44,800)	(3,956)	(41,731)
Advisor Class	(2)	(19)	(1)	(10)
Net increase resulting from Portfolio share transactions	7,448	$81,959	8,086	$86,172

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

As of June 30, 2015, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 67% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$241,428	$1,593	$(10,148)	$(8,555)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	41

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone
BRL	Brazilian Real	GBP	British Pound	NZD	New Zealand Dollar
CAD	Canadian Dollar	HKD	Hong Kong Dollar	PLN	Polish Zloty
CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona
CNY	Chinese Renminbi (Mainland)	JPY	Japanese Yen	SGD	Singapore Dollar
DKK	Danish Krone	MXN	Mexican Peso	USD (or $)	United States Dollar

Exchange Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	OTC	Over the Counter

Index/Spread Abbreviations:
UKRPI	United Kingdom Retail Price Index

Other Abbreviations:
ABS	Asset-Backed Security	BBSW	Bank Bill Swap Reference Rate	MBS	Mortgage-Backed Security
ALT	Alternate Loan Trust	CDI	Brazil Interbank Deposit Rate	NCUA	National Credit Union Administration
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate

42	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	43

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT23SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

-

Semiannual Report

June 30, 2015

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States

4	PIMCO VARIABLE INSURANCE TRUST

and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical

SEMIANNUAL REPORT	JUNE 30, 2015	5

Important Information About the Portfolio (Cont.)

(5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

United States	18.0%
Italy	16.6%
United Kingdom	10.1%
France	5.7%
Spain	5.2%
Short-Term Instruments‡	2.5%
Other	41.9%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	Class Inception (04/30/2014)
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Advisor Class	-1.74%	3.80%	4.65%
JPMorgan GBI Global ex-US Index Hedged in USD±	-1.02%	4.22%	4.75%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.01% for Advisor Class shares.

± JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$982.60	$1,019.73
Expenses Paid During Period†	$4.89	$4.98
Net Annualized Expense Ratio	1.00%	1.00%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its assets.

Portfolio Insights

»	Exposure to core European duration (or sensitivity to changes in market interest rates) detracted from performance as German bund yields increased over the reporting period.

»	An underweight to Canadian duration detracted from relative performance as Canadian interest rates declined during the reporting period.

»	Negative carry (or the rate of interest earned by holding the respective securities) from a short position to U.S. duration detracted from relative performance over the reporting period.

»	An overweight to duration in Italy and Spain detracted from relative performance as European sovereign debt peripheral spreads widened over the reporting period.

»	Exposure to Brazilian local bonds during the last two months of the reporting period detracted from relative performance as Brazilian yields increased during this time period.

»	Short positioning in the euro contributed to relative performance as this currency depreciated relative to the U.S. dollar over the reporting period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to relative performance as breakeven inflation rates increased over the reporting period.

»	Positions in non-agency mortgage-backed securities contributed to relative performance as prices for the securities generally increased over the reporting period.

SEMIANNUAL REPORT	JUNE 30, 2015	7

Financial Highlights PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014

Advisor Class
Net asset value beginning of year or period	$10.90	$10.34
Net investment income (a)	0.04	0.13
Net realized/unrealized gain (loss)	(0.23)	0.62
Total from Investment Operations	(0.19)	0.75
Dividends from net investment income	(0.04)	(0.12)
Distributions from net realized capital gains	0.00	(0.07)
Total distributions	(0.04)	(0.19)
Net asset value end of year or period	$10.67	$10.90
Total return	(1.74)%	7.31%
Net assets end of year or period (000s)	$157,537	$69,716
Ratio of expenses to average net assets	1.00%*	1.01%
Ratio of expenses to average net assets excluding interest expense	1.00%*	1.00%
Ratio of net investment income to average net assets	0.73%*	1.79%
Portfolio turnover rate	137%	176%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$173,729
Investments in Affiliates	59,144
Financial Derivative Instruments
Exchange-traded or centrally cleared	869
Over the counter	2,377
Deposits with counterparty	5,565
Foreign currency, at value	1,228
Receivable for Investments sold~	61,311
Receivable for Portfolio shares sold	918
Interest and dividends receivable	1,573
Dividends receivable from Affiliates	21
Total Assets	306,735

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$14,935
Financial Derivative Instruments
Exchange-traded or centrally cleared	387
Over the counter	3,692
Payable for investments purchased~	47,257
Payable for investments in Affiliates purchased	21
Payable for investments purchased on a delayed-delivery basis	3,306
Deposits from counterparty	960
Payable for Portfolio shares redeemed	26
Accrued investment advisory fees	47
Accrued supervisory and administrative fees	93
Accrued distribution fees	31
Accrued servicing fees	9
Other liabilities	1
Total Liabilities	70,765

Net Assets	$235,970

Net Assets Consist of:
Paid in capital	$234,322
Undistributed net investment income	3,805
Accumulated undistributed net realized gain	7,124
Net unrealized (depreciation)	(9,281)
$235,970

Net Assets:
Institutional Class	$2,072
Administrative Class	76,361
Advisor Class	157,537

Shares Issued and Outstanding:
Institutional Class	194
Administrative Class	7,158
Advisor Class	14,768

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.67
Administrative Class	10.67
Advisor Class	10.67

Cost of Investments in securities	$181,425
Cost of Investments in Affiliates	$59,143
Cost of Foreign Currency Held	$1,226
Proceeds Received on Short Sales	$14,935
Cost or Premiums of Financial Derivative Instruments, net	$(9)

* Includes repurchase agreements of:	$1,782

~	A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statement of Operations PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$1,600
Dividends	1
Dividends from Investments in Affiliates	87
Total Income	1,688

Expenses:
Investment advisory fees	249
Supervisory and administrative fees	497
Servicing fees - Administrative Class	62
Distribution and/or servicing fees - Advisor Class	143
Trustee fees	1
Interest expense	2
Total Expenses	954

Net Investment Income	734

Net Realized Gain (Loss):
Investments in securities	(4,443)
Investments in Affiliates	(190)
Exchange-traded or centrally cleared financial derivative instruments	(363)
Over the counter financial derivative instruments	9,499
Foreign currency	1,694

Net Realized Gain	6,197

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(6,258)
Investments in Affiliates	212
Exchange-traded or centrally cleared financial derivative instruments	(1,354)
Over the counter financial derivative instruments	(3,961)
Foreign currency assets and liabilities	(668)

Net Change in Unrealized (Depreciation)	(12,029)

Net (Decrease) in Net Assets Resulting from Operations	$(5,098)

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase in Net Assets from:

Operations:
Net investment income	$734	$1,659
Net realized gain	6,197	5,766
Net change in unrealized appreciation (depreciation)	(12,029)	2,784

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,098)	10,209

Distributions to Shareholders:
From net investment income
Institutional Class	(8)	(5)
Administrative Class	(356)	(1,426)
Advisor Class	(465)	(294)
From net realized capital gains
Institutional Class	0	(5)
Administrative Class	0	(540)
Advisor Class	0	(371)

Total Distributions	(829)	(2,641)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	81,959	86,172

Total Increase in Net Assets	76,032	93,740

Net Assets:
Beginning of period	159,938	66,198
End of period*	$235,970	$159,938

* Including undistributed net investment income of:	$3,805	$3,900

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 73.6%

AUSTRALIA 0.5%

CORPORATE BONDS & NOTES 0.3%
Australia & New Zealand Banking Group Ltd.
1.000% due 10/06/2015		$700	$701

MORTGAGE-BACKED SECURITIES 0.0%
Torrens Trust
2.460% due 10/19/2038	AUD	44	34

SOVEREIGN ISSUES 0.2%
New South Wales Treasury Corp.
2.750% due 11/20/2025		123	111
Queensland Treasury Corp.
4.250% due 07/21/2023		600	492

			603

Total Australia (Cost $1,443)			1,338

BRAZIL 0.2%

CORPORATE BONDS & NOTES 0.2%
Petrobras Global Finance BV
3.163% due 03/17/2020		$200	191
3.250% due 03/17/2017		300	296

Total Brazil (Cost $500)			487

CANADA 0.7%

CORPORATE BONDS & NOTES 0.2%
Toronto-Dominion Bank
0.723% due 07/02/2019		$500	500

SOVEREIGN ISSUES 0.5%
Province of British Columbia
4.300% due 06/18/2042	CAD	100	98
Province of Ontario
1.900% due 09/08/2017		500	410
3.450% due 06/02/2045		100	84
3.500% due 06/02/2024		600	525
6.200% due 06/02/2031		100	113

			1,230

Total Canada (Cost $1,875)			1,730

CAYMAN ISLANDS 0.4%

ASSET-BACKED SECURITIES 0.4%
Atrium CDO Corp.
1.376% due 11/16/2022		$279	280
Gallatin CLO Ltd.
1.545% due 07/15/2023		200	200
Symphony CLO LP
1.374% due 01/09/2023		495	493

Total Cayman Islands (Cost $974)			973

CHINA 0.1%

CORPORATE BONDS & NOTES 0.1%
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023		$200	210

Total China (Cost $203)			210

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DENMARK 4.1%

CORPORATE BONDS & NOTES 4.1%
Nykredit Realkredit A/S
1.000% due 07/01/2016	DKK	21,900	$3,310
2.000% due 10/01/2015		26,000	3,913
2.000% due 01/01/2016		2,400	363
2.000% due 04/01/2016		2,600	395
Realkredit Danmark A/S
2.000% due 01/01/2016		11,600	1,753

Total Denmark (Cost $9,853)			9,734

FRANCE 5.7%

CORPORATE BONDS & NOTES 1.1%
Banque PSA Finance S.A.
4.250% due 02/25/2016	EUR	1,200	1,369
BPCE S.A.
4.500% due 03/15/2025		$500	484
Credit Agricole S.A.
0.833% due 06/12/2017		400	400
Dexia Credit Local S.A.
1.875% due 01/29/2020		250	247

			2,500

MORTGAGE-BACKED SECURITIES 0.4%
Infiniti SoPRANo
0.175% due 11/05/2019	EUR	945	958

SOVEREIGN ISSUES 4.2%
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$400	423
France Government Bond
0.250% due 07/25/2024	EUR	1,018	1,205
1.000% due 11/25/2018		900	1,037
1.750% due 11/25/2024		2,100	2,477
2.500% due 05/25/2030		600	740
3.250% due 05/25/2045		2,000	2,746
4.000% due 10/25/2038		200	305
4.500% due 04/25/2041		600	993

			9,926

Total France (Cost $14,479)			13,384

GERMANY 1.1%

CORPORATE BONDS & NOTES 0.6%
FMS Wertmanagement AoeR
0.750% due 12/15/2017	GBP	200	312
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	400	325
4.750% due 03/12/2019	NZD	1,200	849

			1,486

SOVEREIGN ISSUES 0.5%
Republic of Germany
0.100% due 04/15/2023 (b)	EUR	104	123
4.000% due 01/04/2037		100	163
4.250% due 07/04/2039		500	864

			1,150

Total Germany (Cost $3,036)			2,636

GREECE 0.5%

CORPORATE BONDS & NOTES 0.3%
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	700	638

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.2%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	80,000	$366
5.000% due 08/22/2016		25,000	119

			485

Total Greece (Cost $1,534)			1,123

HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%
CNOOC Finance Ltd.
3.875% due 05/02/2022		$200	203

Total Hong Kong (Cost $197)			203

IRELAND 1.1%

ASSET-BACKED SECURITIES 0.0%
Race Point CLO Ltd.
0.535% due 04/15/2020		$42	42

CORPORATE BONDS & NOTES 0.8%
Depfa ACS Bank
3.875% due 11/14/2016	EUR	1,000	1,171
4.875% due 10/28/2015		$600	608
5.125% due 03/16/2037		200	238

			2,017

MORTGAGE-BACKED SECURITIES 0.3%
DECO Series
1.198% due 04/27/2027	EUR	498	558
German Residential Funding Ltd.
1.138% due 08/27/2024		188	211

			769

Total Ireland (Cost $3,091)			2,828

ITALY 16.3%

ASSET-BACKED SECURITIES 0.0%
Alba SPV SRL
1.502% due 04/20/2040	EUR	78	87

CORPORATE BONDS & NOTES 1.4%
Banca Carige SpA
3.875% due 10/24/2018		600	736
Banca Monte dei Paschi di Siena SpA
5.000% due 02/09/2019		100	123
Banco Popolare SC
2.375% due 01/22/2018		500	558
3.250% due 09/30/2016		300	337
3.500% due 03/14/2019		300	344
Intesa Sanpaolo SpA
3.625% due 08/12/2015		$1,100	1,103
UniCredit SpA
6.750% due 09/10/2021 (c)	EUR	200	216

			3,417

MORTGAGE-BACKED SECURITIES 0.8%
Berica Residential MBS SRL
0.288% due 03/31/2048		121	133
Casa D’este Finance SRL
0.336% due 09/15/2021		166	182
Claris ABS
0.412% due 10/31/2060		418	459

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Creso SRL
0.685% due 12/30/2060	EUR	794	$889
Giovecca Mortgages SRL
0.599% due 04/23/2048		117	131

			1,794

SOVEREIGN ISSUES 14.1%
Italy Buoni Poliennali Del Tesoro
2.500% due 12/01/2024		1,700	1,933
3.250% due 09/01/2046		600	671
3.750% due 09/01/2024		3,600	4,499
4.000% due 02/01/2037		2,700	3,379
4.500% due 03/01/2024		4,700	6,183
4.750% due 08/01/2023		3,500	4,680
4.750% due 09/01/2028		500	681
5.000% due 03/01/2025		5,200	7,112
5.000% due 09/01/2040		1,100	1,576
5.500% due 09/01/2022		700	968
5.500% due 11/01/2022		500	690
Italy Government International Bond
6.000% due 08/04/2028	GBP	500	940

			33,312

Total Italy (Cost $41,613)			38,610

JAPAN 0.1%

CORPORATE BONDS & NOTES 0.1%
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.700% due 03/05/2018		$200	200

Total Japan (Cost $200)			200

LUXEMBOURG 0.6%

CORPORATE BONDS & NOTES 0.6%
Erste Europaische Pfandbrief und Kommunalkreditbank AG S.A.
4.250% due 06/04/2018	EUR	650	798
Wind Acquisition Finance S.A.
7.000% due 04/23/2021		600	692

Total Luxembourg (Cost $1,453)			1,490

MEXICO 0.3%

SOVEREIGN ISSUES 0.3%
Mexico Government International Bond
4.750% due 06/14/2018	MXN	12,100	774

Total Mexico (Cost $908)			774

NETHERLANDS 1.1%

ASSET-BACKED SECURITIES 0.5%
Cadogan Square CLO BV
0.391% due 01/17/2023	EUR	126	139
Chapel BV
0.364% due 07/17/2066		256	272
Highlander Euro CDO BV
0.224% due 05/01/2023		250	275
Jubilee CDO BV
0.396% due 09/20/2022		200	221
Panther CDO BV
0.364% due 10/15/2084		172	183

			1,090

CORPORATE BONDS & NOTES 0.6%
Fiat Chrysler Automobiles NV
4.500% due 04/15/2020		$400	399

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rabobank Group
8.375% due 07/26/2016 (c)		$600	$628
8.400% due 06/29/2017 (c)		300	325

			1,352

Total Netherlands (Cost $2,513)			2,442

NORWAY 0.3%

SOVEREIGN ISSUES 0.3%
Kommunalbanken A/S
0.662% due 03/27/2017		$400	403
Norway Government Bond
3.750% due 05/25/2021	NOK	1,800	260

Total Norway (Cost $673)			663

PORTUGAL 0.4%

CORPORATE BONDS & NOTES 0.4%
Novo Banco S.A.
4.000% due 01/21/2019	EUR	300	334
4.750% due 01/15/2018		200	227
5.000% due 05/14/2019		100	113
5.000% due 05/21/2019		200	228

Total Portugal (Cost $936)			902

SLOVENIA 2.8%

CORPORATE BONDS & NOTES 0.2%
Nova Ljubljanska Banka d.d.
2.875% due 07/03/2017	EUR	500	567

SOVEREIGN ISSUES 2.6%
Slovenia Government International Bond
2.250% due 03/25/2022		500	574
4.125% due 02/18/2019		$1,200	1,251
4.375% due 01/18/2021	EUR	300	386
4.700% due 11/01/2016		800	944
4.750% due 05/10/2018		$1,400	1,491
5.250% due 02/18/2024		1,000	1,095
5.850% due 05/10/2023		300	341

			6,082

Total Slovenia (Cost $6,725)			6,649

SPAIN 5.1%

CORPORATE BONDS & NOTES 0.7%
Ayt Cedulas Cajas Global
0.093% due 02/22/2018	EUR	200	221
Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (c)		$600	647
Banco Popular Espanol S.A.
3.500% due 09/11/2017	EUR	100	119
Banco Santander S.A.
6.250% due 09/11/2021 (c)		500	543
BPE Financiaciones S.A.
2.875% due 05/19/2016		100	113

			1,643

SOVEREIGN ISSUES 4.4%
Autonomous Community of Catalonia
4.300% due 11/15/2016		400	464
4.950% due 02/11/2020		100	123
Autonomous Community of Valencia
4.375% due 07/16/2015		100	112
Spain Government International Bond
2.750% due 10/31/2024		5,000	5,799

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.300% due 07/30/2016	EUR	900	$1,038
3.800% due 04/30/2024		700	881
5.150% due 10/31/2028		200	282
5.150% due 10/31/2044		1,200	1,790

			10,489

Total Spain (Cost $13,674)			12,132

SUPRANATIONAL 0.2%

CORPORATE BONDS & NOTES 0.2%
European Investment Bank
0.500% due 06/21/2023	AUD	500	298
0.500% due 08/10/2023		400	237

Total Supranational (Cost $591)			535

SWEDEN 0.4%

CORPORATE BONDS & NOTES 0.3%
Skandinaviska Enskilda Banken AB
3.000% due 06/20/2018	SEK	1,500	196
Swedbank AB
2.200% due 03/04/2020		$300	298
Swedbank Hypotek AB
3.750% due 12/20/2017	SEK	1,100	144

			638

SOVEREIGN ISSUES 0.1%
Sweden Government International Bond
4.250% due 03/12/2019		1,200	167

Total Sweden (Cost $908)			805

SWITZERLAND 1.1%

CORPORATE BONDS & NOTES 1.1%
UBS AG
4.750% due 05/22/2023		$800	809
7.250% due 02/22/2022		1,100	1,160
7.625% due 08/17/2022		500	586

Total Switzerland (Cost $2,596)			2,555

UNITED KINGDOM 10.1%

ASSET-BACKED SECURITIES 0.1%
Motor PLC
0.667% due 08/25/2021		$210	211

CORPORATE BONDS & NOTES 2.2%
Barclays Bank PLC
7.625% due 11/21/2022		1,100	1,255
Barclays PLC
3.650% due 03/16/2025		600	569
HBOS PLC
0.982% due 09/30/2016		1,200	1,200
6.750% due 05/21/2018		1,100	1,222
Royal Bank of Scotland PLC
9.500% due 03/16/2022		300	331
Tesco PLC
6.125% due 02/24/2022	GBP	300	511

			5,088

MORTGAGE-BACKED SECURITIES 2.4%
Business Mortgage Finance PLC
0.947% due 02/15/2039		953	1,478
2.567% due 02/15/2041		473	728

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Eurohome UK Mortgages PLC
0.721% due 06/15/2044	GBP	148	$218
Eurosail PLC
0.729% due 06/10/2044		49	75
0.871% due 06/13/2045		294	457
Fosse Master Issuer PLC
2.669% due 10/18/2054		200	315
Granite Master Issuer PLC
0.527% due 12/20/2054		$100	99
Mansard Mortgages PLC
1.221% due 12/15/2049	GBP	272	416
Newgate Funding PLC
0.728% due 12/01/2050		300	413
1.571% due 12/15/2050		370	547
RMAC Securities PLC
0.721% due 06/12/2044		638	919

			5,665

SOVEREIGN ISSUES 5.4%
United Kingdom Gilt
2.250% due 09/07/2023		500	804
3.250% due 01/22/2044		4,700	8,155
3.500% due 01/22/2045		500	909
4.250% due 06/07/2032		400	778
4.250% due 03/07/2036		100	198
4.250% due 12/07/2040		600	1,213
4.500% due 09/07/2034		300	607

			12,664

Total United Kingdom (Cost $23,432)			23,628

UNITED STATES 17.8%

ASSET-BACKED SECURITIES 3.8%
Amortizing Residential Collateral Trust
0.767% due 07/25/2032		$1	1
0.887% due 10/25/2031		2	1
Amresco Residential Securities Corp. Mortgage Loan Trust
1.127% due 06/25/2029		1	1
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.567% due 02/25/2036		833	566
Citigroup Mortgage Loan Trust, Inc.
0.347% due 12/25/2036		843	557
0.447% due 03/25/2036		800	608
Countrywide Asset-Backed Certificates
0.327% due 05/25/2047		670	533
0.327% due 06/25/2047		690	549
0.477% due 07/25/2036		700	620
Credit Suisse First Boston Mortgage Securities Corp.
0.805% due 01/25/2032		1	1
First Alliance Mortgage Loan Trust
0.647% due 12/20/2027		1	1
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.427% due 04/25/2047		800	504
0.637% due 08/25/2035		119	118
Long Beach Mortgage Loan Trust
0.747% due 10/25/2034		12	12
Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^		208	125
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.477% due 03/25/2036		700	541
Renaissance Home Equity Loan Trust
2.737% due 12/25/2032		556	527
5.675% due 06/25/2037		1,079	571

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Mortgage Products Trust
0.405% due 12/25/2035		$668	$522
Residential Asset Securities Corp. Trust
0.687% due 07/25/2032 ^		2	2
Saxon Asset Securities Trust
1.937% due 12/25/2037		548	443
1.987% due 05/25/2031		647	560
SLM Student Loan Trust
0.777% due 10/25/2017		59	59
1.777% due 04/25/2023		420	432
Structured Asset Investment Loan Trust
0.317% due 07/25/2036		733	532
Wells Fargo Home Equity Asset-Backed Securities Trust
0.417% due 01/25/2037		800	565

			8,951

CORPORATE BONDS & NOTES 3.1%
Ally Financial, Inc.
2.750% due 01/30/2017		800	798
2.955% due 07/18/2016		100	101
3.600% due 05/21/2018		400	401
BA Covered Bond Issuer
4.250% due 08/03/2017	EUR	200	239
Bank of America Corp.
6.100% due 03/17/2025 (c)		$400	396
BellSouth Corp.
4.821% due 04/26/2021		600	617
Citigroup, Inc.
5.950% due 05/15/2025 (c)		500	483
Goldman Sachs Group, Inc.
1.437% due 04/23/2020		400	404
International Lease Finance Corp.
6.750% due 09/01/2016		200	211
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^		200	23
Metropolitan Life Global Funding
2.000% due 04/14/2020		300	296
SABMiller Holdings, Inc.
4.950% due 01/15/2042		800	814
SLM Student Loan Trust
1.119% due 03/15/2038	GBP	700	1,010
Sprint Communications, Inc.
8.375% due 08/15/2017		$400	434
Universal Health Services, Inc.
7.125% due 06/30/2016		1,000	1,059

			7,286

MORTGAGE-BACKED SECURITIES 2.9%
American Home Mortgage Investment Trust
1.923% due 09/25/2045		67	64
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^		896	770
Banc of America Mortgage Trust
2.639% due 02/25/2036 ^		55	50
Bear Stearns Adjustable Rate Mortgage Trust
2.515% due 03/25/2035		5	5
2.564% due 08/25/2033		4	4
2.680% due 03/25/2035		56	56
Bear Stearns ALT-A Trust
0.347% due 02/25/2034		73	67
2.635% due 09/25/2035		55	47
2.646% due 03/25/2036 ^		100	78
2.689% due 11/25/2035 ^		48	36
2.810% due 08/25/2036 ^		62	47
Bear Stearns Structured Products, Inc. Trust
2.331% due 12/26/2046		46	36

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Commercial Mortgage Trust
0.936% due 06/15/2033	$400	$398
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035	10	10
2.410% due 09/25/2035	18	18
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.279% due 09/25/2035 ^	627	543
Countrywide Alternative Loan Trust
0.397% due 03/20/2046	107	85
0.467% due 02/25/2037	89	71
1.158% due 12/25/2035	121	100
1.658% due 11/25/2035	21	18
5.250% due 06/25/2035 ^	16	15
Countrywide Home Loan Mortgage Pass-Through Trust
0.417% due 05/25/2035	43	36
0.507% due 03/25/2035	90	72
0.517% due 02/25/2035	11	10
2.429% due 11/25/2034	13	13
2.680% due 08/25/2034	37	33
5.500% due 01/25/2035	622	635
Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	1	1
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.863% due 02/25/2037 ^	224	124
DBUBS Mortgage Trust
0.322% due 11/10/2046 (a)	400	6
1.531% due 11/10/2046 (a)	891	17
GSR Mortgage Loan Trust
0.517% due 12/25/2034	101	91
2.672% due 04/25/2035	491	492
2.701% due 01/25/2036 ^	110	102
HarborView Mortgage Loan Trust
2.527% due 05/19/2033	6	6
IndyMac Mortgage Loan Trust
0.427% due 07/25/2035	36	32
JPMorgan Mortgage Trust
2.186% due 07/27/2037	156	136
2.608% due 02/25/2036 ^	64	56
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.626% due 12/15/2030	9	9
Merrill Lynch Mortgage Investors Trust
1.673% due 10/25/2035	16	16
Morgan Stanley Bank of America Merrill Lynch Trust
1.602% due 12/15/2048 (a)	1,255	71
Morgan Stanley Capital Trust
0.336% due 07/12/2044	162	162
Morgan Stanley Mortgage Loan Trust
2.128% due 06/25/2036	72	70
Residential Accredit Loans, Inc. Trust
0.337% due 02/25/2047	45	26
0.367% due 06/25/2046	370	165
0.397% due 04/25/2046	633	333
Structured Adjustable Rate Mortgage Loan Trust
2.480% due 04/25/2034	10	10
Structured Asset Mortgage Investments Trust
0.397% due 05/25/2046	17	14
0.407% due 05/25/2036	133	97
0.407% due 09/25/2047	190	153
0.417% due 05/25/2045	31	28
0.768% due 07/19/2034	4	4
0.848% due 09/19/2032	3	3
0.888% due 03/19/2034	7	7
1.658% due 08/25/2047 ^	54	46

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TBW Mortgage-Backed Trust
5.970% due 09/25/2036	$189	$35
Thornburg Mortgage Securities Trust
1.434% due 06/25/2047 ^	40	36
1.437% due 06/25/2047 ^	25	22
5.750% due 06/25/2047	19	19
Wachovia Mortgage Loan Trust LLC
2.515% due 10/20/2035 ^	236	215
WaMu Mortgage Pass-Through Certificates Trust
0.497% due 01/25/2045	166	158
1.138% due 06/25/2046	61	57
1.158% due 02/25/2046	141	131
1.930% due 02/27/2034	7	7
2.154% due 03/25/2033	16	16
2.440% due 03/25/2035	99	99
2.458% due 04/25/2035	93	91
Washington Mutual Mortgage Pass-Through Certificates Trust
1.098% due 07/25/2046 ^	36	22
Wells Fargo Mortgage-Backed Securities Trust
2.581% due 03/25/2036 ^	123	119
2.617% due 03/25/2035	134	135
2.618% due 06/25/2035	39	39
2.637% due 04/25/2036	12	12
2.721% due 07/25/2036 ^	90	88

		6,895

MUNICIPAL BONDS & NOTES 0.1%
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	100	130

	SHARES
PREFERRED SECURITIES 0.0%
Navient Corp. CPI Linked Security
1.976% due 01/16/2018	900	22

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 1.5%
Fannie Mae
0.307% due 03/25/2034	$9	9
0.337% due 08/25/2034	6	6
0.537% due 09/25/2042	24	24
0.617% due 11/25/2040	123	124

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.637% due 11/25/2040	$183	$184
0.767% due 06/25/2041	364	369
1.328% due 10/01/2044	23	24
2.004% due 12/01/2034	8	8
2.202% due 05/25/2035	21	22
2.488% due 11/01/2034	56	60
3.500% due 11/01/2021	94	100
5.480% due 07/01/2018	200	212
6.000% due 07/25/2044	15	17
Freddie Mac
0.686% due 12/15/2032	12	12
0.786% due 12/15/2037	36	36
1.346% due 10/25/2044	66	67
2.250% due 03/01/2035	6	6
2.350% due 04/01/2035	120	127
2.399% due 02/01/2029	5	5
Ginnie Mae
1.625% due 04/20/2028 - 06/20/2030	2	3
2.000% due 04/20/2030 - 05/20/2030	2	2
NCUA Guaranteed Notes
0.655% due 11/05/2020	1,277	1,283
0.744% due 12/08/2020	64	65
0.745% due 12/08/2020	261	263
Tennessee Valley Authority
6.250% due 12/15/2017	400	451

		3,479

U.S. TREASURY OBLIGATIONS 6.4%
U.S. Treasury Bonds
3.125% due 02/15/2042 (g)	100	100
5.250% due 02/15/2029 (g)	100	130
U.S. Treasury Inflation Protected Securities (b)
0.125% due 01/15/2022 (g)	418	414
0.125% due 07/15/2022 (g)	1,955	1,939
0.125% due 01/15/2023 (g)	2,357	2,315
0.125% due 07/15/2024 (g)	697	680
0.250% due 01/15/2025	9,489	9,296
2.375% due 01/15/2025 (g)	126	147
U.S. Treasury Notes
1.750% due 05/15/2023 (g)	100	97
2.500% due 05/15/2024 (g)	100	101

		15,219

Total United States (Cost $42,258)		41,982

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.5%

CERTIFICATES OF DEPOSIT 0.3%
Credit Suisse
0.631% due 01/28/2016		$400	$400
Intesa Sanpaolo SpA
1.656% due 04/11/2016		300	301

			701

COMMERCIAL PAPER 1.4%
Opusalpha Funding Ltd.
0.051% due 09/23/2015	EUR	2,000	2,229
Weinberg Capital Ltd.
0.061% due 07/13/2015		900	1,004

			3,233

REPURCHASE AGREEMENTS (d) 0.8%
			1,782

Total Short-Term Instruments (Cost $5,760)			5,716

Total Investments in Securities (Cost $181,425)			173,729

		SHARES
INVESTMENTS IN AFFILIATES 25.1%

SHORT-TERM INSTRUMENTS 25.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 25.1%
PIMCO Short-Term Floating NAV Portfolio III		5,963,262	59,144

Total Short-Term Instruments (Cost $59,143)			59,144

Total Investments in Affiliates (Cost $59,143)			59,144

Total Investments 98.7% (Cost $240,568)			$232,873

Financial Derivative Instruments (e)(f) (0.4%) (Cost or Premiums, net $(9))			(833)

Other Assets and Liabilities, net 1.7%			3,930

Net Assets 100.0%			$235,970

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$1,782	Fannie Mae 2.200% due 10/17/2022	$(1,819)	$1,782	$1,782

Total Repurchase Agreements						$(1,819)	$1,782	$1,782

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	07/01/2045	$2,000	$(1,985)	$(1,988)
Fannie Mae	4.500%	08/13/2045	12,000	(12,950)	(12,947)

Total Short Sales				$(14,935)	$(14,935)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,782	$0	$0	$1,782	$(1,819)	$(37)

Total Borrowings and Other Financing Transactions	$1,782	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	41	$(14)	$1	$0
90-Day Eurodollar June Futures	Short	06/2016	23	(7)	0	0
90-Day Eurodollar March Futures	Short	03/2017	30	(9)	1	0
90-Day Eurodollar September Futures	Short	09/2016	49	(18)	1	0
Australia Government 3-Year Note September Futures	Long	09/2015	20	1	4	(2)
Australia Government 10-Year Bond September Futures	Long	09/2015	33	16	26	(14)
Call Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond September Futures	Long	08/2015	21	(2)	11	0
Call Options Strike @ EUR 157.500 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	21	1	0	(4)
Euro-Bobl September Futures	Long	09/2015	27	(1)	17	0
Euro-BTP Italy Government Bond September Futures	Long	09/2015	3	2	3	0
Euro-Bund 10-Year Bond September Futures	Long	09/2015	112	(305)	189	0
Euro-Buxl 30-Year Bond September Futures	Long	09/2015	15	(203)	59	0
Euro-OAT France Government 10-Year Bond September Futures	Long	09/2015	10	(45)	13	0
Euro-Schatz September Futures	Long	09/2015	84	(3)	7	0
Japan Government 10-Year Bond September Futures	Long	09/2015	11	15	41	(18)
Put Options Strike @ EUR 124.500 on Euro-Bobl 10-Year Bond August Futures	Long	07/2015	27	0	0	0
Put Options Strike @ EUR 147.000 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	21	6	7	0
Put Options Strike @ EUR 148.000 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	9	1	3	0
U.S. Treasury 5-Year Note September Futures	Short	09/2015	5	1	0	0
U.S. Treasury 10-Year Note September Futures	Long	09/2015	108	138	0	(3)
U.S. Treasury 30-Year Bond September Futures	Long	09/2015	1	(4)	0	0
U.S. Treasury Ultra Long-Term Bond September Futures	Short	09/2015	2	4	0	0
United Kingdom Long Gilt September Futures	Long	09/2015	125	(132)	236	0

Total Futures Contracts				$(558)	$619	$(41)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized Appreciation	Variation Margin
								Asset	Liability
iTraxx Europe Senior 23 5-Year Index	(1.000%	)	06/20/2020	EUR	2,300	$(14)	$16	$16	$0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$	3,168	$202	$(22)	$16	$0
iTraxx Europe Senior 22 5-Year Index	1.000%	12/20/2019	EUR	6,600	58	(26)	0	(40)

					$260	$(48)	$16	$(40)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month SEK-LIBOR	1.013%	01/23/2025	SEK	600	$(3)	$(3)	$0	$0
Pay	3-Month SEK-LIBOR	1.023%	01/23/2025		500	(3)	(3)	0	0
Pay	3-Month SEK-LIBOR	1.033%	01/23/2025		500	(3)	(3)	0	0
Pay	3-Month SEK-LIBOR	1.036%	01/23/2025		600	(3)	(3)	0	0
Receive	3-Month USD-LIBOR	1.250%	12/16/2016	$	2,400	(10)	(1)	0	0
Receive	3-Month USD-LIBOR	1.300%	05/06/2017		86,900	(123)	(132)	6	0
Receive	3-Month USD-LIBOR	1.500%	12/16/2017		43,300	(230)	(40)	3	0
Receive	3-Month USD-LIBOR	2.250%	12/16/2022		20,400	86	(73)	9	0
Receive	3-Month USD-LIBOR	2.500%	12/16/2025		18,300	148	(57)	13	0
Pay	6-Month AUD-BBR-BBSW	3.250%	12/17/2019	AUD	1,700	33	27	2	0
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	2,800	139	95	0	(32)
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046		2,000	137	27	0	(53)
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017	GBP	1,100	(10)	1	0	(3)
Pay	6-Month GBP-LIBOR	1.500%	09/16/2020		4,700	(106)	(103)	40	0
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		11,000	334	320	0	(196)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2045		600	79	(5)	0	(22)
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033	JPY	2,340,000	1,126	838	73	0
Pay	6-Month JPY-LIBOR	1.250%	06/17/2035		150,000	1	(23)	5	0
Pay	6-Month JPY-LIBOR	1.500%	12/20/2044		1,030,000	49	(248)	38	0
Pay	28-Day MXN-TIIE	4.300%	09/01/2016	MXN	61,600	18	9	3	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		23,600	(7)	2	7	0
Pay	28-Day MXN-TIIE	5.615%	06/02/2020		49,900	43	24	17	0
Pay	28-Day MXN-TIIE	5.620%	11/09/2021		1,100	0	0	1	0
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		1,600	(1)	(1)	1	0

						$1,694	$648	$218	$(306)

Total Swap Agreements						$1,940	$616	$250	$(346)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

Cash of $5,565 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$619	$250	$869	$0	$(41)	$(346)	$(387)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2015		AUD	94		$	73	$0	$0
	07/2015		BRL	2,338			845	93	0
	07/2015		GBP	262			403	0	(9)
	07/2015		JPY	199,000			1,595	0	(31)
	07/2015	$		750		BRL	2,338	3	(1)
	07/2015			2,205		DKK	14,749	0	(1)
	07/2015			496		INR	32,308	10	0
	07/2015			408		PLN	1,527	0	(3)
	09/2015		HKD	251	$		32	0	0
	09/2015	$		70		CNY	430	0	0
	04/2016		DKK	1,302	$		193	0	(3)
	07/2016			14,749			2,227	0	(3)

BPS	07/2015		BRL	5,213			1,680	4	0
	07/2015		JPY	183,839			1,488	0	(14)
	07/2015	$		1,669		BRL	5,213	10	(2)
	07/2015			1,006		MXN	15,606	0	(14)
	08/2015		BRL	3,503	$		1,116	2	0
	08/2015		NZD	3,733			2,516	0	(6)
	01/2016		DKK	7,675			1,194	41	0

BRC	07/2015		PLN	4,615			1,206	0	(20)
	07/2015	$		678		PLN	2,519	0	(9)
	09/2015			154		CNY	941	0	(1)

CBK	07/2015		AUD	3,491	$		2,661	0	(32)
	07/2015		EUR	1,343			1,513	16	0
	07/2015		GBP	13,197			20,283	0	(452)
	07/2015		PLN	39			11	1	0
	07/2015	$		3,138		CAD	3,863	0	(45)
	07/2015			3,756		EUR	3,318	0	(57)
	07/2015			1,509		JPY	186,900	18	0
	07/2015			508		PLN	1,886	2	(8)
	08/2015		GBP	211	$		332	1	0
	08/2015		SEK	4,205			506	0	(2)
	09/2015		MXN	29,541			1,869	1	0
	09/2015	$		577		CNY	3,492	0	(8)

DUB	07/2015		BRL	7,947	$		2,697	169	(28)
	07/2015	$		2,537		BRL	7,947	22	(3)
	10/2015		DKK	10,228	$		1,582	50	0
	01/2016			2,457			382	13	0

FBF	07/2015		BRL	1,884			607	1	0
	07/2015	$		605		BRL	1,884	3	(2)
	09/2015		CNY	7,006	$		1,140	0	(2)

GLM	07/2015		AUD	1,468			1,120	0	(13)
	07/2015		BRL	3,662			1,153	0	(25)
	07/2015		CAD	5,515			4,440	24	0
	07/2015		EUR	16,593			18,138	0	(360)
	07/2015		NZD	2,725			1,935	88	0
	07/2015		PLN	24			7	0	0
	07/2015	$		1,180		BRL	3,662	0	(2)
	07/2015			429		JPY	52,800	2	0
	08/2015		EUR	419	$		470	3	0
	08/2015		NOK	2,145			279	6	0
	08/2015	$		1,312		DKK	8,480	0	(43)

HUS	07/2015		PLN	4,559	$		1,218	7	0
	07/2015	$		2,981		PLN	11,027	3	(54)
	10/2015		DKK	15,325	$		2,351	55	0

JPM	07/2015		BRL	4,064			1,384	80	(4)
	07/2015		EUR	3,507			3,972	63	(1)
	07/2015		NZD	1,008			699	16	0
	07/2015		PLN	12,809			3,411	7	0
	07/2015	$		1,310		BRL	4,064	0	(3)
	07/2015			1,688		EUR	1,497	3	(21)
	07/2015			542		JPY	67,000	5	0
	07/2015			158		PLN	572	0	(6)
	08/2015		GBP	358	$		563	1	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	08/2015	$		585		BRL	1,852	$3	$0
	08/2015			1,671		INR	108,584	23	0
	09/2015			106		CNY	640	0	(2)
	10/2015		DKK	504	$		77	1	0
	01/2016		BRL	3,241			1,100	122	0
	01/2016		DKK	1,545			236	4	0
	04/2016			1,298			193	0	(3)

MSB	07/2015	$		18,875		EUR	16,870	3	(71)
	07/2015			1,791		JPY	220,939	14	0
	07/2015			809		PLN	3,063	6	0
	08/2015		EUR	16,730	$		18,730	70	0
	08/2015		JPY	220,939			1,792	0	(14)
	09/2015	$		70		CNY	431	0	0
	01/2016		DKK	2,530	$		387	7	0

SCX	07/2015		BRL	6,269			2,021	4	0
	07/2015		JPY	144,800			1,168	0	(15)
	07/2015		MXN	15,606			1,001	9	0
	07/2015	$		2,064		BRL	6,269	0	(48)
	07/2015			60,697		EUR	54,167	0	(309)
	07/2015			239		PLN	882	0	(5)
	08/2015		EUR	54,167	$		60,723	309	0
	09/2015	$		995		MXN	15,606	0	(9)

UAG	07/2015		BRL	1,942	$		618	0	(7)
	07/2015		EUR	55,594			60,722	25	(1,282)
	07/2015		SGD	1,502			1,123	9	0
	07/2015	$		3,893		AUD	5,053	5	0
	07/2015			626		BRL	1,942	0	(1)
	07/2015			1,100		DKK	7,374	2	0
	07/2015			1,332		EUR	1,185	0	(11)
	07/2015			21,131		GBP	13,459	16	0
	08/2015		AUD	5,053	$		3,886	0	(5)
	08/2015		DKK	8,235			1,218	0	(15)
	08/2015		GBP	13,459			21,126	0	(16)
	08/2015	$		611		BRL	1,942	7	0
	10/2015		DKK	511	$		78	1	0
	07/2016			7,374			1,110	0	(4)

Total Forward Foreign Currency Contracts								$1,463	$(3,105)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC EUR versus USD	$	1.010	07/21/2015	EUR	98	$ 6	$2
	Put - OTC EUR versus USD		1.050	07/21/2015		112	11	6
	Call - OTC USD versus BRL	BRL	3.280	07/29/2015	$	600	4	3
	Call - OTC USD versus JPY	JPY	127.000	07/20/2015		1,800	10	1

BPS	Call - OTC USD versus JPY		127.000	07/20/2015		2,000	12	1

BRC	Put - OTC EUR versus JPY		130.000	07/21/2015	EUR	100	8	10

CBK	Put - OTC EUR versus USD	$	1.050	07/21/2015		96	8	5

DUB	Call - OTC USD versus BRL	BRL	3.230	07/27/2015	$	600	4	4
	Call - OTC USD versus JPY	JPY	123.000	08/24/2015		1,100	12	12

FBF	Call - OTC USD versus BRL	BRL	3.230	07/27/2015		700	5	5
	Call - OTC USD versus BRL		3.280	07/29/2015		600	4	3

GLM	Put - OTC EUR/USD versus JPY	$1.110/JPY 121.500		07/21/2015		100	8	15

HUS	Put - OTC EUR versus USD	$	1.010	07/21/2015	EUR	82	4	2

MSB	Put - OTC EUR versus JPY	JPY	130.000	07/21/2015		100	9	10
	Call - OTC USD versus JPY		127.000	07/20/2015	$	700	4	0

							$ 109	$79

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	1,000	$81	$7

GLM	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000%	11/26/2015	EUR	2,500	41	23

								$122	$30

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Cost (1)	Market Value
BRC	Call & Put - OTC 1-Month EUR/USD vs. 1-Month EUR/USD Forward Currency Volatility Agreement	0.000%	07/02/2015	$ 700	$0	$0

DUB	Call & Put - OTC 1-Month EUR/USD vs. 1-Month EUR/USD Forward Currency Volatility Agreement	0.000%	07/02/2015	700	0	0

					$0	$0

Total Purchased Options					$231	$109

(1)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus BRL	BRL	3.090	07/29/2015	$600	$(5)	$(6)

BPS	Put - OTC USD versus JPY	JPY	117.000	07/02/2015	1,200	(7)	0

DUB	Put - OTC USD versus BRL	BRL	3.050	07/27/2015	600	(4)	(4)
	Call - OTC USD versus JPY	JPY	125.000	08/24/2015	1,700	(10)	(9)

FBF	Put - OTC USD versus BRL	BRL	3.030	07/27/2015	700	(4)	(3)
	Put - OTC USD versus BRL		3.090	07/29/2015	600	(5)	(6)

HUS	Call - OTC USD versus CNY	CNY	6.600	02/05/2016	500	(6)	(1)
	Put - OTC USD versus JPY	JPY	118.100	07/20/2015	700	(5)	(1)

JPM	Call - OTC USD versus CNY	CNY	6.600	02/05/2016	460	(5)	0

MSB	Put - OTC USD versus JPY	JPY	118.100	07/20/2015	1,800	(13)	(1)

SOG	Put - OTC USD versus JPY		117.000	07/02/2015	800	(5)	0

						$(69)	$(31)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	4,000	$(76)	$(4)

BRC	Call - OTC 5-Year Interest Rate Swap (Effective 05/04/2021)	6-Month EUR-EURIBOR	Receive	0.400%	04/29/2016	EUR	3,000	(11)	(2)
	Put - OTC 5-Year Interest Rate Swap (Effective 05/04/2021)	6-Month EUR-EURIBOR	Pay	1.400%	04/29/2016		3,000	(26)	(117)

GLM	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.750%	07/10/2015	GBP	3,300	(13)	(11)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.200%	07/13/2015		800	(4)	(7)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.400%	07/15/2015		800	(7)	0
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.200%	07/15/2015		800	(2)	(7)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.750%	09/11/2015	EUR	500	(13)	0
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.300%	09/11/2015		500	(14)	(63)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.564%	11/26/2015		1,000	(41)	(41)

JPM	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.400%	07/27/2015	GBP	800	(5)	0
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.200%	07/27/2015		800	(4)	(11)

								$(216)	$(263)

Total Written Options								$(285)	$(294)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	0	$20,900	AUD	0	EUR	7,900	GBP	1,800	$(443)
Sales	26	26,660		3,400		22,750		11,400	(304)
Closing Buys	0	(8,400)		0		(10,400)		(4,100)	225
Expirations	(13)	(21,200)		(3,400)		(8,930)		(900)	139
Exercised	(13)	(4,300)		0		(3,320)		(900)	98

Balance at End of Period	0	$13,660	AUD	0	EUR	8,000	GBP	7,300	$(285)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Universal Health Services, Inc.	(1.250%	)	06/20/2016	0.188%	$	1,000	$0	$(11)	$0	$(11)
	Wind Acquisition Finance S.A.	(5.000%	)	06/20/2021	3.232%	EUR	600	(82)	18	0	(64)

BRC	UBS AG	(1.000%	)	09/20/2022	1.800%	$	750	22	17	39	0

CBK	SABMiller PLC	(1.000%	)	03/20/2020	0.556%	EUR	400	(11)	1	0	(10)
	UBS AG	(1.000%	)	09/20/2022	1.800%	$	800	43	(2)	41	0

GST	SABMiller PLC	(1.000%	)	03/20/2020	0.556%	EUR	400	(10)	1	0	(9)

MYC	UBS AG	(1.000%	)	03/20/2017	1.162%	$	850	(1)	3	2	0

								$(39)	$27	$82	$(94)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	2.218%	$	300	$(15)	$2	$0	$(13)
	Brazil Government International Bond	1.000%	09/20/2019	2.310%		100	(3)	(2)	0	(5)
	France Government International Bond	0.250%	03/20/2020	0.303%		1,000	(7)	5	0	(2)

BRC	France Government International Bond	0.250%	03/20/2020	0.303%		300	(2)	1	0	(1)

CBK	Brazil Government International Bond	1.000%	03/20/2019	2.218%		100	(4)	0	0	(4)
	France Government International Bond	0.250%	03/20/2020	0.303%		200	(2)	2	0	0
	France Government International Bond	0.250%	06/20/2020	0.321%		200	(1)	0	0	(1)

DUB	Brazil Government International Bond	1.000%	03/20/2019	2.218%		300	(13)	0	0	(13)
	Italy Government International Bond	1.000%	06/20/2019	1.134%		100	(1)	1	0	0

GST	France Government International Bond	0.250%	03/20/2020	0.303%		1,600	(14)	10	0	(4)
	France Government International Bond	0.250%	06/20/2020	0.321%		200	(1)	0	0	(1)
	Greece Government International Bond	1.000%	12/20/2015	50.000%		100	(7)	(43)	0	(50)

HUS	Brazil Government International Bond	1.000%	06/20/2019	2.267%		100	(2)	(3)	0	(5)
	Brazil Government International Bond	1.000%	09/20/2019	2.310%		100	(3)	(2)	0	(5)
	France Government International Bond	0.250%	03/20/2020	0.303%		300	(2)	1	0	(1)

JPM	Brazil Government International Bond	1.000%	03/20/2019	2.218%		200	(8)	(1)	0	(9)
	France Government International Bond	0.250%	03/20/2020	0.303%		600	(4)	3	0	(1)
	France Government International Bond	0.250%	06/20/2020	0.321%		300	(2)	1	0	(1)

MYC	Brazil Government International Bond	1.000%	03/20/2019	2.218%		100	(4)	0	0	(4)
	Brazil Government International Bond	1.000%	09/20/2019	2.310%		100	(3)	(2)	0	(5)
	France Government International Bond	0.250%	03/20/2020	0.303%		700	(4)	2	0	(2)

							$(102)	$(25)	$0	$(127)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)		Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (6)
									Asset	Liability
BPS	iTraxx Europe Subordinated 23 5-Year Index	(1.000%	)	06/20/2020	EUR	200	$6	$2	$8	$0

CBK	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019		400	14	(1)	13	0

GST	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019		200	7	0	7	0
	iTraxx Europe Subordinated 23 5-Year Index	(1.000%	)	06/20/2020		800	27	6	33	0

							$54	$7	$61	$0

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017	CHF	900	$964	$2	$0	$2	$0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020	EUR	1,600	1,776	12	15	27	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2025		590	644	1	18	19	0

BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020		10,970	11,979	70	315	385	0

CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020		2,400	2,688	8	9	17	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2025		4,590	5,003	16	139	155	0

DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020		2,000	2,226	26	2	28	0

FBF	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017	CHF	900	952	(1)	14	13	0

GLM	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017		800	856	(1)	4	3	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2025	EUR	300	336	1	0	1	0

UAG	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017	CHF	700	747	(5)	10	5	0

							$129	$526	$655	$0

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.537%	05/15/2045	GBP	100	$0	$1	$1	$0

BPS	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	400	0	(2)	0	(2)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		11,200	(1)	(27)	0	(28)

CBK	Pay	1-Month GBP-UKRPI	3.495%	05/15/2045	GBP	100	0	(1)	0	(1)

DUB	Pay	1-Month GBP-UKRPI	3.503%	05/15/2045		100	0	(1)	0	(1)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021	BRL	6,000	0	(15)	0	(15)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		2,700	5	(6)	0	(1)

GLM	Pay	1-Month GBP-UKRPI	3.310%	05/15/2030	GBP	300	0	(4)	0	(4)
	Pay	1-Month GBP-UKRPI	3.311%	05/15/2030		200	0	(3)	0	(3)
	Pay	1-Month GBP-UKRPI	3.313%	05/15/2030		100	0	(1)	0	(1)
	Pay	1-Month GBP-UKRPI	3.543%	05/15/2045		100	0	2	2	0

HUS	Pay	1-Year BRL-CDI	12.055%	01/04/2021	BRL	3,300	(1)	(7)	0	(8)

JPM	Pay	1-Year BRL-CDI	11.320%	01/04/2016		3,300	0	(8)	0	(8)

MYC	Pay	1-Month GBP-UKRPI	3.535%	05/15/2045	GBP	250	0	4	4	0

							$3	$(68)	$7	$(72)

Total Swap Agreements							$45	$467	$805	$(293)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(g)	Securities with an aggregate market value of $2,968 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (8)
BOA	$106	$19	$49	$174	$(51)	$(10)	$(95)	$(156)	$18	$0	$18
BPS	57	1	393	451	(36)	0	(30)	(66)	385	(240)	145
BRC	0	10	39	49	(30)	(119)	(1)	(150)	(101)	0	(101)
CBK	39	5	226	270	(604)	0	(16)	(620)	(350)	709	359
DUB	254	16	28	298	(31)	(13)	(30)	(74)	224	(400)	(176)
FBF	4	8	13	25	(4)	(9)	0	(13)	12	0	12
GLM	123	38	6	167	(443)	(129)	(8)	(580)	(413)	739	326
GST	0	0	40	40	0	0	(64)	(64)	(24)	0	(24)
HUS	65	2	0	67	(54)	(2)	(19)	(75)	(8)	0	(8)
JPM	328	0	0	328	(40)	(11)	(19)	(70)	258	(310)	(52)
MSB	100	10	0	110	(85)	(1)	0	(86)	24	0	24
MYC	0	0	6	6	0	0	(11)	(11)	(5)	0	(5)
SCX	322	0	0	322	(386)	0	0	(386)	(64)	0	(64)
SOG	0	0	0	0	0	0	0	0	0	(10)	(10)
UAG	65	0	5	70	(1,341)	0	0	(1,341)	(1,271)	1,520	249

Total Over the Counter	$1,463	$109	$805	$2,377	$(3,105)	$(294)	$(293)	$(3,692)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	23

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$619	$619
Swap Agreements	0	32	0	0	218	250

	$0	$32	$0	$0	$837	$869

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,463	$0	$1,463
Purchased Options	0	0	0	79	30	109
Swap Agreements	0	143	0	655	7	805

	$0	$143	$0	$2,197	$37	$2,377

	$0	$175	$0	$2,197	$874	$3,246

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$41	$41
Swap Agreements	0	40	0	0	306	346

	$0	$40	$0	$0	$347	$387

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,105	$0	$3,105
Written Options	0	0	0	31	263	294
Swap Agreements	0	221	0	0	72	293

	$0	$221	$0	$3,136	$335	$3,692

	$0	$261	$0	$3,136	$682	$4,079

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$4	$4
Futures	0	0	0	0	(1,061)	(1,061)
Swap Agreements	0	(28)	0	0	722	694

	$0	$(28)	$0	$0	$(335)	$(363)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,716	$0	$10,716
Purchased Options	0	(21)	0	64	0	43
Written Options	0	34	0	259	35	328
Swap Agreements	0	13	0	(1,609)	8	(1,588)

	$0	$26	$0	$9,430	$43	$9,499

	$0	$(2)	$0	$9,430	$(292)	$9,136

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(110)	$0	$0	$0	$(705)	$(815)
Swap Agreements	0	(32)	0	0	(507)	(539)

	$(110)	$(32)	$0	$0	$(1,212)	$(1,354)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,707)	$0	$(4,707)
Purchased Options	0	0	0	(97)	(50)	(147)
Written Options	0	(12)	0	37	(53)	(28)
Swap Agreements	0	11	0	976	(66)	921

	$0	$(1)	$0	$(3,791)	$(169)	$(3,961)

	$(110)	$(33)	$0	$(3,791)	$(1,381)	$(5,315)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$701	$0	$701
Mortgage-Backed Securities	0	34	0	34
Sovereign Issues	0	603	0	603
Brazil
Corporate Bonds & Notes	0	487	0	487
Canada
Corporate Bonds & Notes	0	500	0	500
Sovereign Issues	0	1,230	0	1,230
Cayman Islands
Asset-Backed Securities	0	973	0	973
China
Corporate Bonds & Notes	0	210	0	210
Denmark
Corporate Bonds & Notes	0	9,734	0	9,734
France
Corporate Bonds & Notes	0	2,500	0	2,500
Mortgage-Backed Securities	0	958	0	958
Sovereign Issues	0	9,926	0	9,926
Germany
Corporate Bonds & Notes	0	1,486	0	1,486
Sovereign Issues	0	1,150	0	1,150
Greece
Corporate Bonds & Notes	0	638	0	638
Sovereign Issues	0	485	0	485
Hong Kong
Corporate Bonds & Notes	0	203	0	203
Ireland
Asset-Backed Securities	0	42	0	42
Corporate Bonds & Notes	0	2,017	0	2,017
Mortgage-Backed Securities	0	769	0	769
Italy
Asset-Backed Securities	0	87	0	87
Corporate Bonds & Notes	0	3,417	0	3,417
Mortgage-Backed Securities	0	1,794	0	1,794
Sovereign Issues	0	33,312	0	33,312
Japan
Corporate Bonds & Notes	0	200	0	200
Luxembourg
Corporate Bonds & Notes	0	1,490	0	1,490
Mexico
Sovereign Issues	0	774	0	774
Netherlands
Asset-Backed Securities	0	1,090	0	1,090
Corporate Bonds & Notes	0	1,352	0	1,352
Norway
Sovereign Issues	0	663	0	663
Portugal
Corporate Bonds & Notes	0	902	0	902
Slovenia
Corporate Bonds & Notes	0	567	0	567
Sovereign Issues	0	6,082	0	6,082

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Spain
Corporate Bonds & Notes	$0	$1,643	$0	$1,643
Sovereign Issues	0	10,489	0	10,489
Supranational
Corporate Bonds & Notes	0	535	0	535
Sweden
Corporate Bonds & Notes	0	638	0	638
Sovereign Issues	0	167	0	167
Switzerland
Corporate Bonds & Notes	0	2,555	0	2,555
United Kingdom
Asset-Backed Securities	0	211	0	211
Corporate Bonds & Notes	0	5,088	0	5,088
Mortgage-Backed Securities	0	5,665	0	5,665
Sovereign Issues	0	12,664	0	12,664
United States
Asset-Backed Securities	0	8,951	0	8,951
Corporate Bonds & Notes	0	7,286	0	7,286
Mortgage-Backed Securities	0	6,859	36	6,895
Municipal Bonds & Notes	0	130	0	130
Preferred Securities	22	0	0	22
U.S. Government Agencies	0	3,479	0	3,479
U.S. Treasury Obligations	0	15,219	0	15,219
Short-Term Instruments
Certificates of Deposit	0	701	0	701
Commercial Paper	0	3,233	0	3,233
Repurchase Agreements	0	1,782	0	1,782
	$22	$173,671	$36	$173,729

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	59,144	0	0	59,144

Total Investments	$59,166	$173,671	$36	$232,873

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(14,935)	$0	$(14,935)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	619	250	0	869
Over the counter	0	2,377	0	2,377
	$619	$2,627	$0	$3,246

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(41)	(346)	0	(387)
Over the counter	0	(3,692)	0	(3,692)
	$(41)	$(4,038)	$0	$(4,079)

Totals	$59,744	$157,325	$36	$217,105

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$17	$0	$(17)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$40,634	$111,188	$(92,700)	$(190)	$212	$59,144	$87	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest,

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Straddle Options  The Portfolio may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or

(ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate and sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate and sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate and sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives.

Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio

SEMIANNUAL REPORT	JUNE 30, 2015	37

Notes to Financial Statements (Cont.)

securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio.

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the

Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All

SEMIANNUAL REPORT	JUNE 30, 2015	39

Notes to Financial Statements (Cont.)

Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$6,982	$842

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$147,338	$137,770	$110,013	$51,381

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	118	$1,310	83	$884
Administrative Class	2,981	33,100	5,383	56,686
Advisor Class	8,332	91,608	6,335	67,757
Issued as reinvestment of distributions
Institutional Class	1	8	1	10
Administrative Class	32	356	185	1,966
Advisor Class	43	465	61	665
Cost of shares redeemed
Institutional Class	(6)	(69)	(5)	(55)
Administrative Class	(4,051)	(44,800)	(3,956)	(41,731)
Advisor Class	(2)	(19)	(1)	(10)
Net increase resulting from Portfolio share transactions	7,448	$81,959	8,086	$86,172

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

As of June 30, 2015, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 67% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$241,428	$1,593	$(10,148)	$(8,555)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	41

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone
BRL	Brazilian Real	GBP	British Pound	NZD	New Zealand Dollar
CAD	Canadian Dollar	HKD	Hong Kong Dollar	PLN	Polish Zloty
CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona
CNY	Chinese Renminbi (Mainland)	JPY	Japanese Yen	SGD	Singapore Dollar
DKK	Danish Krone	MXN	Mexican Peso	USD (or $)	United States Dollar

Exchange Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	OTC	Over the Counter

Index/Spread Abbreviations:
UKRPI	United Kingdom Retail Price Index

Other Abbreviations:
ABS	Asset-Backed Security	BBSW	Bank Bill Swap Reference Rate	MBS	Mortgage-Backed Security
ALT	Alternate Loan Trust	CDI	Brazil Interbank Deposit Rate	NCUA	National Credit Union Administration
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate

42	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	43

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT22SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Global Advantage® Strategy Bond Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Global Advantage® Strategy Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, call risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in

4	PIMCO VARIABLE INSURANCE TRUST

the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

SEMIANNUAL REPORT	JUNE 30, 2015	5

PIMCO Global Advantage® Strategy Bond Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

United States	22.8%
United Kingdom	11.3%
Short-Term Instruments‡	10.5%
Italy	8.4%
Brazil	7.6%
Denmark	5.0%
Other	34.4%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	Class Inception (05/02/2011)
PIMCO Global Advantage® Strategy Bond Portfolio Administrative Class	-2.72%	-9.66%	-0.57%
Barclays U.S. Aggregate Index±	-0.10%	1.86%	3.32%
PIMCO Global Advantage Bond Index® (GLADI) (NY Close)±±	-2.74%	-9.53%	-0.37%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.90% for Administrative Class shares.

± Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

±± PIMCO Global Advantage Bond Index® (GLADI) (NY Close) is a diversified global index that covers a wide spectrum of global fixed income opportunities and sectors, from developed to emerging markets, nominal to real asset, and cash to derivative instruments. Unlike traditional indices, which are frequently comprised of bonds weighted according to their market capitalization, GLADI uses GDP-weighting which puts an emphasis on faster-growing areas of the world and thus makes the index forward-looking in nature. PIMCO’s GLADI methodology is intellectual property covered by U.S. Patent No. 8,306,892. GLOBAL ADVANTAGE and GLADI are trademarks of Pacific Investment Management Company LLC. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$972.80	$1,020.22
Expenses Paid During Period†	$4.38	$4.48
Net Annualized Expense Ratio††	0.90%	0.90%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Global Advantage® Strategy Bond Portfolio seeks total return which exceeds that of its benchmarks, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»	Exposure to core European duration (or sensitivity to changes in market interest rates) detracted from performance as German bund yields increased over the reporting period.

»	An underweight to Canadian duration detracted from relative performance as Canadian rates declined over the reporting period.

»	Negative carry (or the rate of interest earned by holding the respective securities) from an underweight position to U.S. duration detracted from performance over the reporting period.

»	An overweight to duration in Italy and Spain detracted from relative performance as European sovereign debt peripheral spreads widened over the reporting period.

»	Exposure to Brazilian local bonds detracted from relative performance as Brazilian yields increased over the reporting period.

»	An underweight to the euro contributed to relative performance as this currency depreciated relative to the U.S. dollar over the reporting period.

»	An overweight to U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to relative performance as breakeven inflation rates increased over the reporting period.

»	Positions in non-agency mortgage-backed securities contributed to relative performance as prices for the securities increased over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Advantage® Strategy Bond Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013	12/31/2012	05/02/2011-12/31/2011

Administrative Class
Net asset value beginning of year or period	$9.42	$9.75	$10.25	$9.84	$10.00
Net investment income (a)	0.07	0.16	0.14	0.10	0.06
Net realized/unrealized gain (loss)	(0.32)	(0.30)	(0.46)	0.51	(0.15)
Total from Investment Operations	(0.25)	(0.14)	(0.32)	0.61	(0.09)
Dividends from net investment income	(0.09)	(0.19)	(0.15)	(0.12)	(0.07)
Distributions from net realized capital gains	0.00	0.00	(0.03)	(0.08)	0.00
Total distributions	(0.09)	(0.19)	(0.18)	(0.20)	(0.07)
Net asset value end of year or period	$9.08	$9.42	$9.75	$10.25	$9.84
Total return	(2.72)%	(1.49)%	(3.14)%	6.19%	(0.93)%
Net assets end of year or period (000s)	$226,302	$218,872	$236,780	$201,022	$147,048
Ratio of expenses to average net assets	0.90%*	0.90%	0.90%	0.90%	0.90%*
Ratio of expenses to average net assets excluding waivers	0.90%*	0.90%	0.90%	0.90%	0.93%*
Ratio of expenses to average net assets excluding interest expense	0.90%*	0.90%	0.90%	0.90%	0.93%*
Ratio of expenses to average net assets excluding interest expense and waivers	0.90%*	0.90%	0.90%	0.90%	0.93%*
Ratio of net investment income to average net assets	1.48%*	1.59%	1.43%	1.02%	0.84%*
Portfolio turnover rate	103%	145%	156%	179%	24%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	7

Statement of Assets and Liabilities PIMCO Global Advantage® Strategy Bond Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$205,930
Investments in Affiliates	20,861
Financial Derivative Instruments
Exchange-traded or centrally cleared	576
Over the counter	2,935
Cash	14
Deposits with counterparty	4,884
Foreign currency, at value	1,087
Receivable for Investments sold~	50,068
Receivable for Portfolio shares sold	4
Interest receivable	2,141
Dividends receivable from Affiliates	8
Total Assets	288,508

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$11,046
Financial Derivative Instruments
Exchange-traded or centrally cleared	641
Over the counter	4,332
Payable for investments purchased~	40,562
Payable for investments in Affiliates purchased	8
Payable for investments purchased on a delayed-delivery basis	5,056
Deposits from counterparty	350
Payable for Portfolio shares redeemed	24
Accrued investment advisory fees	74
Accrued supervisory and administrative fees	65
Accrued servicing fees	28
Accrued reimbursement to PIMCO	9
Other liabilities	11
Total Liabilities	62,206

Net Assets	$226,302

Net Assets Consist of:
Paid in capital	$246,041
(Overdistributed) net investment income	(2,406)
Accumulated undistributed net realized (loss)	(7,004)
Net unrealized (depreciation)	(10,329)
$226,302

Net Assets:
Administrative Class	$226,302

Shares Issued and Outstanding:
Administrative Class	24,926

Net Asset Value and Redemption Price Per Share Outstanding:
Administrative Class	$9.08

Cost of Investments in securities	$215,758
Cost of Investments in Affiliates	$20,863
Cost of Foreign Currency Held	$1,093
Proceeds Received on Short Sales	$11,082
Cost or Premiums of Financial Derivative Instruments, net	$(603)

* Includes repurchase agreements of:	$1,158

~	A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Advantage® Strategy Bond Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest, net of foreign taxes*	$2,578
Dividends from Investments in Affiliates	37
Total Income	2,615

Expenses:
Investment advisory fees	438
Supervisory and administrative fees	383
Servicing fees - Administrative Class	164
Trustee fees	2
Interest expense	4
Miscellaneous expense	1
Total Expenses	992

Net Investment Income	1,623

Net Realized (Loss):
Investments in securities	(8,822)
Investments in Affiliates	(102)
Exchange-traded or centrally cleared financial derivative instruments	(1,453)
Over the counter financial derivative instruments	1,822
Foreign currency	1,779

Net Realized (Loss)	(6,776)

Net Change in Unrealized Appreciation:
Investments in securities	(2,207)
Investments in Affiliates	116
Exchange-traded or centrally cleared financial derivative instruments	957
Over the counter financial derivative instruments	505
Foreign currency assets and liabilities	(392)

Net Change in Unrealized (Depreciation)	(1,021)

Net (Decrease) in Net Assets Resulting from Operations	$(6,174)

* Foreign tax withholdings	$18

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statements of Changes in Net Assets PIMCO Global Advantage® Strategy Bond Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,623	$3,693
Net realized (loss)	(6,776)	(290)
Net change in unrealized (depreciation)	(1,021)	(6,280)

Net Increase (Decrease) in Net Assets Resulting from Operations	(6,174)	(2,877)

Distributions to Shareholders:
From net investment income
Administrative Class	(2,055)	(4,483)

Total Distributions	(2,055)	(4,483)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	15,659	(10,548)

Total Increase (Decrease) in Net Assets	7,430	(17,908)

Net Assets:
Beginning of period	218,872	236,780
End of period*	$226,302	$218,872

* Including (overdistributed) net investment income of:	$(2,406)	$(1,974)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 91.0%

AUSTRALIA 0.0%

CORPORATE BONDS & NOTES 0.0%
Telstra Corp. Ltd.
3.125% due 04/07/2025		$100	$98

Total Australia (Cost $100)			98

BELGIUM 0.9%

CORPORATE BONDS & NOTES 0.9%
KBC Bank NV
8.000% due 01/25/2023		$1,800	1,973

Total Belgium (Cost $1,893)			1,973

BRAZIL 7.6%

CORPORATE BONDS & NOTES 0.8%
Itau Unibanco Holding
S.A. 5.650% due 03/19/2022		$600	608
Petrobras Global Finance BV
6.250% due 03/17/2024		1,200	1,162

			1,770

SOVEREIGN ISSUES 6.8%
Brazil Government International Bond
5.000% due 01/27/2045		500	435
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2016 (a)	BRL	5,200	1,562
0.000% due 01/01/2018 (a)		11,000	2,592
0.000% due 07/01/2018 (a)		4,000	890
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		8,440	2,449
10.000% due 01/01/2025		26,900	7,490

			15,418

Total Brazil (Cost $18,701)			17,188

CANADA 3.8%

SOVEREIGN ISSUES 3.8%
Canada Housing Trust
2.400% due 12/15/2022	CAD	5,600	4,680
Province of Ontario
2.500% due 09/10/2021		$3,800	3,843

Total Canada (Cost $9,439)			8,523

CAYMAN ISLANDS 0.5%

CORPORATE BONDS & NOTES 0.5%
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		$284	196
6.750% due 10/01/2023		643	463
Tencent Holdings Ltd.
3.375% due 05/02/2019		400	411

Total Cayman Islands (Cost $1,251)			1,070

DENMARK 5.0%

CORPORATE BONDS & NOTES 5.0%
Nykredit Realkredit A/S
1.000% due 07/01/2016	DKK	33,500	5,064
2.000% due 10/01/2015		36,800	5,538
Realkredit Danmark A/S
2.000% due 01/01/2016		5,000	756

Total Denmark (Cost $11,430)			11,358

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FRANCE 4.3%

CORPORATE BONDS & NOTES 1.8%
Banque PSA Finance S.A.
4.250% due 02/25/2016	EUR	700	$799
4.875% due 09/25/2015		100	113
BPCE S.A.
4.625% due 07/11/2024		$1,000	978
Credit Agricole S.A.
7.500% due 06/23/2026 (c)	GBP	500	777
Dexia Credit Local S.A.
1.250% due 10/18/2016		$1,100	1,106
Numericable SFR S.A.S.
5.625% due 05/15/2024	EUR	200	225

			3,998

SOVEREIGN ISSUES 2.5%
Caisse Francaise de Financement Local
5.250% due 02/16/2017		$800	856
France Government Bond
0.250% due 07/25/2024 (b)	EUR	1,171	1,386
1.000% due 11/25/2018		580	668
2.500% due 05/25/2030		1,100	1,357
3.250% due 05/25/2045		1,000	1,373

			5,640

Total France (Cost $10,492)			9,638

GERMANY 3.9%

CORPORATE BONDS & NOTES 0.4%
Norddeutsche Landesbank Girozentrale
0.875% due 10/16/2015		$1,000	1,001

SOVEREIGN ISSUES 3.5%
Republic of Germany
0.750% due 04/15/2018 (b)	EUR	5,964	6,931
4.250% due 07/04/2039		600	1,037

			7,968

Total Germany (Cost $10,540)			8,969

GREECE 0.2%

CORPORATE BONDS & NOTES 0.2%
Hellenic Railways Organization S.A.
5.014% due 12/27/2017	EUR	900	537

Total Greece (Cost $1,046)			537

HONG KONG 0.5%

CORPORATE BONDS & NOTES 0.5%
CNOOC Nexen Finance ULC
4.250% due 04/30/2024		$1,200	1,226

Total Hong Kong (Cost $1,210)			1,226

INDIA 0.6%

CORPORATE BONDS & NOTES 0.6%
ICICI Bank Ltd.
4.750% due 11/25/2016		$300	312
ONGC Videsh Ltd.
4.625% due 07/15/2024		500	508
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		600	635

Total India (Cost $1,415)			1,455

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDONESIA 1.6%

SOVEREIGN ISSUES 1.6%
Indonesia Government International Bond
2.875% due 07/08/2021	EUR	400	$451
5.625% due 05/15/2023	IDR	1,924,000	122
6.625% due 05/15/2033		805,000	50
6.750% due 01/15/2044		$500	581
8.250% due 06/15/2032	IDR	14,687,000	1,080
8.375% due 03/15/2034		16,907,000	1,271

Total Indonesia (Cost $4,188)			3,555

IRELAND 1.6%

ASSET-BACKED SECURITIES 0.2%
Celf Low Levered Partners PLC
0.330% due 03/04/2024	EUR	428	469
LightPoint Pan-European CLO PLC
0.245% due 01/31/2022		34	38

			507

CORPORATE BONDS & NOTES 1.2%
Bank of Ireland
10.000% due 07/30/2016		700	831
Depfa ACS Bank
3.875% due 11/14/2016		300	351
4.875% due 10/28/2015		$200	203
4.875% due 05/21/2019	EUR	300	392
5.500% due 04/25/2016		$500	522
5.750% due 03/28/2017		400	432

			2,731

MORTGAGE-BACKED SECURITIES 0.2%
German Residential Funding Ltd.
1.138% due 08/27/2024	EUR	375	423

Total Ireland (Cost $3,986)			3,661

ITALY 8.4%

ASSET-BACKED SECURITIES 0.2%
Alba SPV SRL
1.502% due 04/20/2040	EUR	312	349

CORPORATE BONDS & NOTES 0.5%
Banca Carige SpA
3.875% due 10/24/2018		300	368
Banco Popolare SC
3.500% due 03/14/2019		300	344
Intesa Sanpaolo SpA
3.625% due 08/12/2015		$500	501

			1,213

MORTGAGE-BACKED SECURITIES 1.2%
Claris ABS
0.412% due 10/31/2060	EUR	1,373	1,508
Creso SRL
0.685% due 12/30/2060		1,077	1,207
F-E Mortgages SRL
0.316% due 12/15/2043		62	69

			2,784

SOVEREIGN ISSUES 6.5%
Italy Buoni Poliennali Del Tesoro
1.650% due 04/23/2020 (b)		1,505	1,741

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 02/01/2037	EUR	2,100	$2,628
4.500% due 03/01/2024		1,100	1,447
5.000% due 03/01/2025		5,400	7,385
5.500% due 09/01/2022		400	553
5.500% due 11/01/2022		700	967

			14,721

Total Italy (Cost $20,585)			19,067

JAPAN 0.1%

CORPORATE BONDS & NOTES 0.1%
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.700% due 03/05/2018		$200	200

Total Japan (Cost $200)			200

LUXEMBOURG 2.0%

CORPORATE BONDS & NOTES 2.0%
European Financial Stability Facility
1.750% due 10/29/2020	EUR	1,300	1,553
3.375% due 07/05/2021		1,200	1,567
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023		$900	830
Matterhorn Telecom S.A.
3.875% due 05/01/2022	EUR	200	212
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		$100	101
Telecom Italia Finance S.A.
7.750% due 01/24/2033	EUR	200	290

Total Luxembourg (Cost $5,021)			4,553

MALAYSIA 0.3%

SOVEREIGN ISSUES 0.3%
Malaysia Government Bond
3.418% due 08/15/2022	MYR	350	90
3.492% due 03/31/2020		50	13
3.502% due 05/31/2027		200	50
3.580% due 09/28/2018		600	159
3.835% due 08/12/2015		200	53
4.012% due 09/15/2017		800	215

Total Malaysia (Cost $719)			580

MEXICO 0.7%

CORPORATE BONDS & NOTES 0.4%
BBVA Bancomer S.A.
6.750% due 09/30/2022		$900	993

SOVEREIGN ISSUES 0.3%
Mexico Government International Bond
4.000% due 03/15/2115	EUR	700	680
7.500% due 06/03/2027	MXN	40	3

			683

Total Mexico (Cost $1,702)			1,676

NETHERLANDS 3.4%

ASSET-BACKED SECURITIES 0.6%
Cadogan Square CLO BV
0.391% due 01/17/2023	EUR	209	231
Highlander Euro CDO BV
0.224% due 05/01/2023		313	343
Malin CLO BV
0.187% due 05/07/2023		530	586

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Panther CDO BV
0.364% due 10/15/2084	EUR	172	$183

			1,343

CORPORATE BONDS & NOTES 2.8%
Deutsche Annington Finance BV
3.200% due 10/02/2017		$900	921
ING Bank NV
2.625% due 12/05/2022		3,000	3,016
Rabobank Group
8.375% due 07/26/2016 (c)		800	838
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (c)	EUR	1,300	1,561

			6,336

Total Netherlands (Cost $7,848)			7,679

NORWAY 0.2%

CORPORATE BONDS & NOTES 0.1%
DNB Boligkreditt A/S
1.450% due 03/21/2019		$200	200

SOVEREIGN ISSUES 0.1%
Norway Government Bond
3.750% due 05/25/2021	NOK	1,100	159

Total Norway (Cost $366)			359

POLAND 0.4%

SOVEREIGN ISSUES 0.4%
Poland Government International Bond
3.250% due 07/25/2025	PLN	3,100	823

Total Poland (Cost $923)			823

PORTUGAL 0.4%

CORPORATE BONDS & NOTES 0.4%
Novo Banco S.A.
4.000% due 01/21/2019	EUR	300	334
5.000% due 04/23/2019		100	114
5.000% due 05/21/2019		300	342
5.000% due 05/23/2019		100	113

Total Portugal (Cost $968)			903

SLOVENIA 3.0%

SOVEREIGN ISSUES 3.0%
Slovenia Government International Bond
3.000% due 04/08/2021	EUR	300	361
3.500% due 03/23/2017		209	245
4.125% due 01/26/2020		100	126
4.375% due 01/18/2021		250	322
4.700% due 11/01/2016		1,900	2,243
5.500% due 10/26/2022		$2,000	2,225
5.850% due 05/10/2023		1,100	1,250

Total Slovenia (Cost $6,834)			6,772

SOUTH AFRICA 0.2%

SOVEREIGN ISSUES 0.2%
South Africa Government International Bond
3.750% due 07/24/2026	EUR	200	230
5.375% due 07/24/2044		$300	300

Total South Africa (Cost $564)			530

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH KOREA 0.7%

SOVEREIGN ISSUES 0.7%
Korea Treasury Bond
3.500% due 03/10/2017	KRW	564,400	$521
3.750% due 06/10/2022		366,900	360
4.000% due 12/10/2031		127,000	135
5.750% due 09/10/2018		529,100	531

Total South Korea (Cost $1,489)			1,547

SPAIN 2.3%

ASSET-BACKED SECURITIES 0.3%
IM Grupo Banco Popular FTPYME FTA
0.035% due 09/21/2039	EUR	537	591

CORPORATE BONDS & NOTES 0.5%
Ayt Cedulas Cajas Global
0.093% due 02/22/2018		300	331
Banco Santander S.A.
6.250% due 09/11/2021 (c)		400	435
BPE Financiaciones S.A.
2.500% due 02/01/2017		200	227
2.875% due 05/19/2016		200	226

			1,219

SOVEREIGN ISSUES 1.5%
Autonomous Community of Catalonia
4.750% due 06/04/2018		75	91
4.950% due 02/11/2020		1,400	1,719
Autonomous Community of Madrid
1.826% due 04/30/2025		200	204
Spain Government International Bond
1.400% due 01/31/2020		10	11
1.600% due 04/30/2025		150	158
2.150% due 10/31/2025		350	383
5.150% due 10/31/2044		200	298
Xunta de Galicia
5.763% due 04/03/2017		450	544

			3,408

Total Spain (Cost $5,864)			5,218

SWEDEN 0.9%

CORPORATE BONDS & NOTES 0.4%
Skandinaviska Enskilda Banken AB
1.375% due 05/29/2018		$400	399
Swedbank AB
2.200% due 03/04/2020		400	398

			797

SOVEREIGN ISSUES 0.5%
Sweden Government International Bond
2.500% due 05/12/2025	SEK	8,000	1,103

Total Sweden (Cost $1,935)			1,900

SWITZERLAND 2.0%

CORPORATE BONDS & NOTES 2.0%
Credit Suisse
0.969% due 01/29/2018		$1,500	1,498
UBS AG
5.125% due 05/15/2024		550	545
7.250% due 02/22/2022		2,350	2,478

Total Switzerland (Cost $4,558)			4,521

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED KINGDOM 11.3%

BANK LOAN OBLIGATIONS 0.3%
Virgin Media Investment Holdings Ltd.
3.500% due 06/30/2023		$673	$668

CORPORATE BONDS & NOTES 4.5%
Barclays Bank PLC
7.625% due 11/21/2022		1,600	1,825
Barclays PLC
8.000% due 12/15/2020 (c)	EUR	700	831
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020	GBP	300	510
FCE Bank PLC
5.125% due 11/16/2015		100	159
HSBC Holdings PLC
6.375% due 09/17/2024 (c)		$600	602
LBG Capital PLC
3.086% due 03/12/2020	EUR	1,400	1,588
15.000% due 12/21/2019		450	760
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	500	937
5.125% due 03/07/2025		1,100	2,078
Lloyds Banking Group PLC
7.625% due 06/27/2023 (c)		500	813
Pizzaexpress Financing PLC
6.625% due 08/01/2021		100	163

			10,266

MORTGAGE-BACKED SECURITIES 3.5%
Alba PLC
0.761% due 11/25/2042		486	704
Bluestone Securities PLC
0.769% due 06/09/2044		345	519
Darrowby PLC
2.267% due 02/20/2044		179	287
Eurosail PLC
1.521% due 06/13/2045		600	927
Gemgarto
3.517% due 05/14/2045		111	176
Gosforth Funding PLC
1.367% due 11/18/2049		198	311
Great Hall Mortgages PLC
0.416% due 06/18/2039		$321	302
Leek Finance PLC
0.852% due 12/21/2037	GBP	442	725
Leofric PLC
2.271% due 05/26/2050		166	263
Nemus Arden PLC
0.797% due 02/15/2020		737	1,142
Newgate Funding PLC
0.701% due 12/15/2050		498	763
RMAC PLC
0.991% due 12/12/2036		326	486
RMAC Securities PLC
0.741% due 06/12/2044		402	585
Southern Pacific Financing PLC
0.749% due 06/10/2043		480	731

			7,921

SOVEREIGN ISSUES 3.0%
United Kingdom Gilt
0.125% due 03/22/2024 (b)		1,596	2,714
3.250% due 01/22/2044		2,300	3,991

			6,705

Total United Kingdom (Cost $25,924)			25,560

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 22.9%

ASSET-BACKED SECURITIES 4.9%
Accredited Mortgage Loan Trust
0.317% due 02/25/2037	$108	$104
0.465% due 04/25/2036	300	262
Argent Securities Trust
0.337% due 07/25/2036	440	204
0.347% due 05/25/2036	750	284
Bear Stearns Asset-Backed Securities Trust
0.507% due 01/25/2047	300	286
Citigroup Mortgage Loan Trust, Inc.
0.447% due 03/25/2036	800	608
Countrywide Asset-Backed Certificates
0.287% due 08/25/2037	2	2
0.327% due 07/25/2037	500	411
0.427% due 03/25/2036	631	564
0.517% due 07/25/2036	500	416
0.572% due 11/25/2035	110	106
4.545% due 04/25/2036	200	204
5.034% due 07/25/2036	186	186
Countrywide Asset-Backed Certificates Trust
0.907% due 07/25/2034	377	358
1.435% due 07/25/2035	700	517
Credit-Based Asset Servicing and Securitization LLC
3.998% due 03/25/2037 ^	349	215
First Franklin Mortgage Loan Trust
1.460% due 07/25/2034	273	237
GSAA Home Equity Trust
0.637% due 08/25/2037	122	111
GSAMP Trust
0.577% due 01/25/2036	500	417
HSI Asset Securitization Corp. Trust
0.597% due 01/25/2036	800	599
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.427% due 04/25/2047	400	252
MASTR Asset-Backed Securities Trust
0.397% due 05/25/2037	500	371
Morgan Stanley ABS Capital, Inc. Trust
0.417% due 10/25/2036	767	538
Morgan Stanley Home Equity Loan Trust
0.287% due 04/25/2037	979	585
Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047 ^	59	53
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.477% due 03/25/2036	700	541
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.432% due 01/25/2036	200	179
People’s Choice Home Loan Securities Trust
1.130% due 05/25/2035 ^	600	444
Residential Asset Securities Corp. Trust
0.437% due 04/25/2037	400	365
0.587% due 12/25/2035	700	672
Structured Asset Investment Loan Trust
1.912% due 10/25/2034	232	195
Structured Asset Securities Corp. Mortgage Loan Trust
0.347% due 03/25/2036	119	115
Wachovia Mortgage Loan Trust LLC
0.847% due 10/25/2035	200	189
Wells Fargo Home Equity Asset-Backed Securities Trust
0.417% due 01/25/2037	800	565

		11,155

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.2%
H.J. Heinz Co.
3.250% due 06/05/2020		$393	$394

CORPORATE BONDS & NOTES 3.6%
Ally Financial, Inc.
3.600% due 05/21/2018		1,100	1,102
BellSouth Corp.
4.821% due 04/26/2021		600	617
California Resources Corp.
5.500% due 09/15/2021		400	349
Citigroup, Inc.
5.950% due 05/15/2025 (c)		600	580
Ford Motor Credit Co. LLC
5.750% due 02/01/2021		200	225
International Lease Finance Corp.
5.750% due 05/15/2016		400	410
8.625% due 09/15/2015		300	304
JPMorgan Chase Bank N.A.
0.704% due 06/02/2017		1,600	1,600
Navient Corp.
5.000% due 12/15/2015 (d)	HKD	1,000	130
New York Life Global Funding
1.125% due 03/01/2017		$100	100
Reynolds American, Inc.
2.300% due 06/12/2018		800	807
Rio Oil Finance Trust
6.250% due 07/06/2024		500	492
Sprint Communications, Inc.
6.000% due 12/01/2016		600	623
Wells Fargo & Co.
3.000% due 02/19/2025		300	287
WM Covered Bond Program
4.000% due 11/26/2016	EUR	350	409

			8,035

MORTGAGE-BACKED SECURITIES 2.4%
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^		$896	770
Banc of America Funding Trust
0.397% due 04/20/2047 ^		326	256
6.000% due 07/25/2037 ^		173	139
Chase Mortgage Finance Trust
2.600% due 03/25/2037 ^		159	134
Citigroup Mortgage Loan Trust, Inc.
5.358% due 04/25/2037 ^		172	152
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.279% due 09/25/2035 ^		653	566
Countrywide Home Loan Mortgage Pass-Through Trust
6.250% due 09/25/2036 ^		128	119
Credit Suisse Mortgage Capital Certificates
2.720% due 02/26/2036		143	138
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.750% due 08/25/2036 ^		235	192
Deutsche ALT-A Securities, Inc.
0.337% due 02/25/2047		422	304
Deutsche ALT-B Securities, Inc.
5.945% due 02/25/2036 ^		163	142
GreenPoint Mortgage Funding Trust
0.647% due 06/25/2045		144	124
IndyMac Mortgage Loan Trust
2.424% due 11/25/2035		231	199
JPMorgan Alternative Loan Trust
2.502% due 12/25/2035		601	514
3.070% due 12/25/2036		152	140

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
2.731% due 03/25/2036 ^	$297	$201
Morgan Stanley Mortgage Loan Trust
2.921% due 09/25/2035 ^	183	151
4.821% due 05/25/2036 ^	192	152
PHH Alternative Mortgage Trust
6.000% due 05/25/2037 ^	160	143
Prime Mortgage Trust
6.000% due 06/25/2036 ^	133	119
Residential Accredit Loans, Inc. Trust
0.317% due 02/25/2037	184	160
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 10/25/2036 ^	135	123
6.000% due 06/25/2037 ^	130	121
Structured Adjustable Rate Mortgage Loan Trust
0.407% due 06/25/2037	193	168
Structured Asset Mortgage Investments Trust
0.417% due 02/25/2036	65	56
Wells Fargo Mortgage-Backed Securities Trust
2.616% due 01/25/2035	181	180

		5,463

U.S. GOVERNMENT AGENCIES 0.6%
Ginnie Mae
3.500% due 08/01/2045	$400	413
4.000% due 08/01/2045	900	952

		1,365

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 11.2%
U.S. Treasury Bonds
3.625% due 02/15/2044 (i)	$3,000	$3,284
U.S. Treasury Inflation Protected Securities (b)
0.125% due 07/15/2022	7,973	7,909
0.125% due 07/15/2024	6,576	6,407
0.250% due 01/15/2025	6,692	6,556
2.375% due 01/15/2025 (g)	1,004	1,180

		25,336

Total United States (Cost $51,529)		51,748

VIRGIN ISLANDS (BRITISH) 0.1%

CORPORATE BONDS & NOTES 0.1%
CNPC General Capital Ltd.
2.750% due 05/14/2019	$200	200

Total Virgin Islands (British) (Cost $199)		200

SHORT-TERM INSTRUMENTS 1.2%

CERTIFICATES OF DEPOSIT 0.6%
Intesa Sanpaolo SpA
1.656% due 04/11/2016	$1,400	1,404

REPURCHASE AGREEMENTS (e) 0.5%
		1,158

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.011% due 08/06/2015 (i)	$281	$281

Total Short-Term Instruments (Cost $2,839)		2,843

Total Investments in Securities (Cost $215,758)		205,930

	SHARES
INVESTMENTS IN AFFILIATES 9.2%

SHORT-TERM INSTRUMENTS 9.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.2%
PIMCO Short-Term Floating NAV Portfolio III	2,103,311	20,861

Total Short-Term Instruments (Cost $20,863)		20,861

Total Investments in Affiliates (Cost $20,863)		20,861

Total Investments 100.2% (Cost $236,621)		$226,791

Financial Derivative Instruments (f)(h) (0.6%) (Cost or Premiums, net $(603))		(1,462)

Other Assets and Liabilities, net 0.4%		973

Net Assets 100.0%		$226,302

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Zero coupon bond.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Navient Corp.	5.000%	12/15/2015	03/06/2014	$130	$130	0.06%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$1,158	Fannie Mae 2.200% due 10/17/2022	$(1,184)	$1,158	$1,158

Total Repurchase Agreements						$(1,184)	$1,158	$1,158

(1)	Includes accrued interest.

As of June 30, 2015, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended June 30, 2015 was $1,382 at a weighted average interest rate of 0.215%.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	07/01/2045	$1,700	$(1,765)	$(1,749)
Fannie Mae	4.000%	07/01/2045	4,300	(4,568)	(4,550)
Fannie Mae	4.500%	08/13/2045	4,400	(4,749)	(4,747)

Total Short Sales				$(11,082)	$(11,046)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,158	$0	$0	$1,158	$(1,184)	$(26)

Total Borrowings and Other Financing Transactions	$1,158	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	21	$(8)	$1	$0
90-Day Eurodollar June Futures	Short	06/2016	2	(1)	0	0
90-Day Eurodollar March Futures	Short	03/2017	14	(5)	0	0
90-Day Eurodollar September Futures	Short	09/2016	16	(6)	0	0
Australia Government 10-Year Bond September Futures	Long	09/2015	32	15	25	(13)
Call Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond September Futures	Long	08/2015	21	(2)	11	0
Call Options Strike @ EUR 157.500 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	21	1	0	(4)
Canada Government 10-Year Bond September Futures	Short	09/2015	21	(16)	0	(40)
Euro-Bobl September Futures	Long	09/2015	32	18	20	0
Euro-BTP Italy Government Bond September Futures	Long	09/2015	3	2	3	(1)
Euro-Bund 10-Year Bond September Futures	Long	09/2015	33	(170)	73	0
Euro-Buxl 30-Year Bond September Futures	Short	09/2015	2	27	0	(8)
Euro-Schatz September Futures	Long	09/2015	324	(9)	25	0
Japan Government 10-Year Bond September Futures	Long	09/2015	3	4	11	(5)
Put Options Strike @ EUR 124.500 on Euro-Bobl 10-Year Bond August Futures	Long	07/2015	32	0	0	0
Put Options Strike @ EUR 147.000 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	21	6	7	0
Put Options Strike @ EUR 148.000 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	9	1	3	0
U.S. Treasury 5-Year Note September Futures	Long	09/2015	3	0	1	0
U.S. Treasury 10-Year Note September Futures	Long	09/2015	175	210	0	(5)
U.S. Treasury Ultra Long-Term Bond September Futures	Short	09/2015	1	2	0	0
United Kingdom Long Gilt September Futures	Long	09/2015	76	63	141	0

Total Futures Contracts				$132	$321	$(76)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized Appreciation	Variation Margin
							Asset	Liability
iTraxx Europe Senior 22 5-Year Index	(1.000)%	12/20/2019	EUR	1,700	$(15)	$16	$10	$0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$3,168	$202	$(22)	$16	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month SEK-LIBOR	1.013%	01/23/2025	SEK	3,000	$(17)	$(17)	$2	$0
Pay	3-Month SEK-LIBOR	1.023%	01/23/2025		2,400	(13)	(13)	2	0
Pay	3-Month SEK-LIBOR	1.033%	01/23/2025		2,500	(13)	(13)	2	0
Pay	3-Month SEK-LIBOR	1.036%	01/23/2025		2,900	(15)	(15)	2	0
Receive	3-Month USD-LIBOR	1.300%	05/06/2017	$	76,500	(108)	(117)	5	0
Receive	3-Month USD-LIBOR	1.500%	12/16/2017		25,900	(138)	(24)	2	0
Receive	3-Month USD-LIBOR	2.250%	12/16/2022		28,900	121	(106)	12	0
Receive	3-Month USD-LIBOR	2.500%	12/16/2025		9,200	73	(21)	7	0
Pay	3-Month USD-LIBOR	2.750%	12/16/2045		3,400	(175)	13	0	(8)
Pay	6-Month AUD-BBR-BBSW	3.250%	12/17/2019	AUD	700	14	11	1	0
Pay	6-Month AUD-BBR-BBSW	3.750%	12/17/2019		3,300	119	51	4	0
Pay	6-Month EUR-EURIBOR	0.350%	09/16/2020	EUR	4,900	(55)	(59)	19	0
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025		7,400	367	365	0	(85)
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046		5,500	376	613	0	(146)
Receive	6-Month GBP-LIBOR	0.970%	02/13/2016	GBP	11,900	(91)	(66)	0	(3)
Receive	6-Month GBP-LIBOR	0.950%	02/19/2016		10,800	(79)	(70)	0	(3)
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017		7,400	(64)	14	0	(18)
Pay	6-Month GBP-LIBOR	1.500%	09/16/2020		8,100	(183)	(177)	69	0
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		12,100	368	93	0	(215)
Receive	6-Month GBP-LIBOR	3.000%	09/16/2045		1,100	(239)	(195)	0	(46)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2045		700	92	(6)	0	(25)
Receive	6-Month JPY-LIBOR	0.500%	09/18/2020	JPY	140,000	(13)	(43)	0	(1)
Receive	6-Month JPY-LIBOR	0.500%	09/17/2021		1,560,000	(118)	(23)	0	(11)
Receive	6-Month JPY-LIBOR	1.000%	03/20/2024		280,000	(95)	(44)	0	(4)
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033		160,000	77	88	5	0
Pay	6-Month JPY-LIBOR	1.250%	06/17/2035		180,000	1	(28)	6	0
Pay	6-Month JPY-LIBOR	1.500%	12/20/2044		400,000	19	43	15	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019	MXN	73,700	(21)	7	21	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021		100,000	(17)	(39)	43	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		10,700	(3)	(10)	5	0
Pay	28-Day MXN-TIIE	5.620%	11/09/2021		7,000	(3)	(3)	3	0
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		2,100	(1)	(1)	1	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029		4,000	(1)	(6)	3	0

						$165	$202	$229	$(565)

Total Swap Agreements						$352	$196	$255	$(565)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(g)	Securities with an aggregate market value of $618 and cash of $4,885 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$321	$255	$576	$0	$(76)	$(565)	$(641)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2015	AUD	98	$	76	$0	$0
	07/2015	BRL	3,199		1,031	2	0
	07/2015	CLP	59,135		96	4	0
	07/2015	GBP	6,968		10,707	0	(241)
	07/2015	JPY	111,500		894	0	(17)
	07/2015	$	1,050	BRL	3,199	7	(29)
	07/2015		1,918	DKK	12,830	0	(1)
	07/2015		529	INR	34,458	11	0
	07/2015		18,097	JPY	2,237,611	187	0
	08/2015		1,612	ILS	6,243	42	0
	08/2015		1,197	SEK	10,010	12	0
	01/2016	BRL	5,200	$	1,759	190	0
	07/2016	DKK	12,829		1,937	0	(2)

BPS	07/2015	BRL	16,777		5,405	9	0
	07/2015	DKK	14,110		2,051	0	(57)
	07/2015	JPY	2,326,911		18,770	0	(243)
	07/2015	$	5,407	BRL	16,777	0	(11)
	07/2015		1,558	CLP	961,265	0	(56)
	07/2015		4,407	MXN	68,338	0	(61)
	08/2015		5,345	BRL	16,777	0	(11)
	08/2015		17,709	JPY	2,194,211	226	0
	09/2015		1,051	PEN	3,294	0	(26)
	10/2015	DKK	36,333	$	5,525	82	0

BRC	07/2015	PLN	5,812		1,519	0	(26)
	07/2015	$	1,215	CZK	30,985	52	0
	07/2015		681	INR	43,185	0	(4)
	07/2015		354	MXN	5,461	0	(7)
	07/2015		2,119	PLN	7,857	0	(31)
	07/2015		2,280	ZAR	27,878	2	(1)

CBK	07/2015	AUD	1,080	$	823	0	(10)
	07/2015	BRL	7,749		2,498	5	0
	07/2015	EUR	1,661		1,871	20	0
	07/2015	MXN	3,368		218	4	0
	07/2015	PLN	131		36	2	0
	07/2015	$	2,444	BRL	7,749	49	0
	07/2015		4,287	EUR	3,800	14	(64)
	07/2015		1,650	JPY	204,400	20	0
	07/2015		745	PLN	2,730	2	(22)
	07/2015		1,560	SGD	2,128	19	0
	09/2015		970	MXN	15,344	0	0
	04/2016	BRL	2,556	$	736	0	(14)
	05/2016		8,532		2,444	0	(37)

DUB	07/2015		7,855		2,499	3	(30)
	07/2015	IDR	1,733,066		129	0	0
	07/2015	$	2,789	BRL	7,855	0	(262)
	07/2015		1,005	DKK	6,600	0	(19)
	07/2015		3,539	KRW	3,832,440	0	(118)
	07/2015		2,443	TRY	6,803	74	0
	10/2015	BRL	9,039	$	2,847	34	0
	04/2016		11,565		3,398	5	0
	07/2016	DKK	6,600		1,015	17	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
FBF	07/2015		BRL	4,493	$		1,448	$3	$0
	07/2015		$	1,443		BRL	4,493	7	(5)
	07/2015			489		KRW	542,629	0	(4)
	08/2015		EUR	14,663		$	16,491	135	0
	08/2015		$	1,074		MYR	4,024	0	(7)
	09/2015			2,777		CNY	17,067	4	0

GLM	07/2015		AUD	1,464	$		1,117	0	(13)
	07/2015		BRL	8,923			2,809	0	(61)
	07/2015		NZD	1,307			928	42	0
	07/2015		PLN	83			23	1	0
	07/2015	$		3,106		AUD	4,018	0	(6)
	07/2015			2,876		BRL	8,923	0	(6)
	07/2015			1,323		PHP	59,339	0	(8)
	07/2015		ZAR	2,072	$		171	2	0
	08/2015	$		2,066		CHF	1,928	0	(1)
	08/2015			6,819		INR	442,670	89	0
	08/2015			121		NOK	910	0	(5)

HUS	07/2015		BRL	7,950	$		2,484	0	(73)
	07/2015		PLN	4,458			1,191	7	0
	07/2015	$		2,562		BRL	7,950	0	(5)
	07/2015			1,972		COP	5,036,095	0	(44)
	07/2015			3,305		PLN	12,217	6	(64)
	08/2015			1,660		DKK	10,725	0	(55)

JPM	07/2015		BRL	4,569	$		1,461	0	(9)
	07/2015		EUR	3,174			3,574	45	(9)
	07/2015		NZD	912			633	15	0
	07/2015		PLN	11,847			3,155	6	0
	07/2015	$		1,472		BRL	4,569	0	(3)
	07/2015			1,808		CAD	2,258	0	0
	07/2015			1,541		EUR	1,370	0	(14)
	07/2015			482		GBP	309	5	(1)
	07/2015			316		JPY	39,000	3	0
	07/2015			487		PLN	1,756	0	(20)
	07/2015			454		RON	1,872	13	0
	07/2015			2,913		TWD	89,477	0	(15)
	08/2015			1,444		BRL	4,569	8	0
	10/2015		DKK	605	$		92	2	0
	01/2016		BRL	4,124			1,400	155	0
	01/2016		DKK	1,894			290	5	0

MSB	07/2015		BRL	25,234			8,107	15	(24)
	07/2015	$		7,834		BRL	25,234	282	0
	07/2015			311		KRW	347,940	0	0
	07/2015			1,257		PLN	4,761	9	0
	01/2016		DKK	3,101	$		475	9	0
	05/2016		BRL	28,011			7,950	0	(195)

NGF	07/2015	$		1,282		MXN	19,826	0	(22)

SCX	07/2015		BRL	2,032	$		655	1	0
	07/2015		EUR	4,251			4,763	24	0
	07/2015		MXN	90,257			5,790	49	0
	07/2015	$		669		BRL	2,032	0	(16)
	08/2015			4,765		EUR	4,251	0	(24)
	08/2015			42		IDR	562,007	0	0
	09/2015			1,407		HKD	10,909	0	0
	09/2015			5,756		MXN	90,257	0	(49)

SOG	10/2015		DKK	14,240	$		2,127	0	(6)
	10/2015	$		2,852		DKK	18,440	0	(89)

UAG	07/2015		BRL	4,701	$		1,494	0	(18)
	07/2015		EUR	1,598			1,764	5	(23)
	07/2015		IDR	2,188,713			163	0	0
	07/2015		JPY	42,600			343	0	(5)
	07/2015		SGD	1,565			1,171	9	0
	07/2015	$		1,515		BRL	4,701	0	(3)
	07/2015			2,149		DKK	14,277	2	(18)
	07/2015			6,093		EUR	5,514	81	(27)
	07/2015			10,455		GBP	6,659	8	0
	08/2015		DKK	10,440	$		1,544	0	(18)
	08/2015		GBP	6,659			10,453	0	(8)
	08/2015		SEK	9,275			1,129	9	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	08/2015	$		1,477		BRL	4,701	$17	$0
	08/2015			172		EUR	155	1	0
	08/2015			347		GBP	221	0	0
	08/2015			2,044		THB	69,221	1	0
	10/2015		DKK	613	$		93	2	0
	07/2016			14,277			2,169	15	(5)

Total Forward Foreign Currency Contracts								$2,186	$(2,378)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC EUR versus USD	$	1.010	07/21/2015	EUR	98	$5	$2
	Put - OTC EUR versus USD		1.050	07/21/2015		111	11	6
	Call - OTC USD versus BRL	BRL	3.280	07/29/2015	$	1,500	11	8
	Call - OTC USD versus JPY	JPY	127.000	07/20/2015		1,900	11	1

BPS	Call - OTC USD versus JPY		127.000	07/20/2015		2,200	13	1

BRC	Put - OTC EUR versus JPY		130.000	07/21/2015	EUR	100	8	10

CBK	Put - OTC EUR versus USD	$	1.050	07/21/2015		96	8	5

DUB	Call - OTC USD versus BRL	BRL	3.230	07/27/2015	$	1,500	11	11
	Call - OTC USD versus JPY	JPY	123.000	08/24/2015		1,100	12	12

FBF	Call - OTC USD versus BRL	BRL	3.230	07/27/2015		1,700	11	13
	Call - OTC USD versus BRL		3.280	07/29/2015		1,400	10	7

GLM	Put - OTC EUR/USD versus JPY	$1.110/JPY 121.500		07/21/2015		100	8	15

HUS	Put - OTC EUR versus USD	$	1.010	07/21/2015	EUR	82	4	2

MSB	Put - OTC EUR versus JPY	JPY	130.000	07/21/2015		100	9	10
	Call - OTC USD versus JPY		127.000	07/20/2015	$	700	4	0

							$136	$103

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
GST	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000%	09/01/2016	EUR	4,500	$68	$63

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount		Cost (1)	Market Value
BRC	Call & Put - OTC 1-Month EUR/USD vs. 1-Month EUR/USD Forward Currency Volatility Agreement	0.000%	07/02/2015	$	700	$0	$0

DUB	Call & Put - OTC 1-Month EUR/USD vs. 1-Month EUR/USD Forward Currency Volatility Agreement	0.000%	07/02/2015		700	0	0

						$0	$0

Total Purchased Options						$204	$166

(1)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC USD versus BRL	BRL	3.090	07/29/2015	$	1,500	$(11)	$(16)

BPS	Put - OTC USD versus JPY	JPY	117.000	07/02/2015		1,400	(8)	0

DUB	Put - OTC USD versus BRL	BRL	3.050	07/27/2015		1,500	(10)	(9)
	Call - OTC USD versus JPY	JPY	125.000	08/24/2015		1,700	(11)	(8)

FBF	Put - OTC USD versus BRL	BRL	3.030	07/27/2015		1,700	(10)	(8)
	Put - OTC USD versus BRL		3.090	07/29/2015		1,400	(10)	(15)

HUS	Call - OTC USD versus CNY	CNY	6.600	02/05/2016		600	(7)	(1)
	Put - OTC USD versus JPY	JPY	118.100	07/20/2015		800	(6)	(1)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
JPM	Call - OTC USD versus CNY	CNY	6.600	02/05/2016	$	540	$(6)	$(1)

MSB	Put - OTC USD versus JPY	JPY	118.100	07/20/2015		1,800	(13)	(1)

SOG	Put - OTC USD versus JPY		117.000	07/02/2015		800	(5)	0

							$(97)	$(60)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC 5-Year Interest Rate Swap (Effective 05/04/2021)	6-Month EUR-EURIBOR	Receive	0.400%	04/29/2016	EUR	3,100	$(11)	$(2)
	Put - OTC 5-Year Interest Rate Swap (Effective 05/04/2021)	6-Month EUR-EURIBOR	Pay	1.400%	04/29/2016		3,100	(27)	(120)

DUB	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.195%	09/21/2015		37,400	(19)	(53)

GLM	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.750%	07/10/2015	GBP	3,500	(14)	(12)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.200%	07/13/2015		800	(4)	(7)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.400%	07/15/2015		800	(7)	0
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.200%	07/15/2015		800	(2)	(7)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.750%	09/11/2015	EUR	600	(16)	(1)
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.300%	09/11/2015		600	(17)	(76)

GST	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.493%	09/01/2016		1,800	(68)	(106)

JPM	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.400%	07/27/2015	GBP	800	(5)	0
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.200%	07/27/2015		800	(4)	(10)

								$(194)	$(394)

Total Written Options								$(291)	$(454)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at Beginning of Period	0	$13,400	AUD	0	EUR	99,700	GBP	48,200	JPY	490,000	$(539)
Sales	16	30,140		3,400		24,770		11,800		0	(338)
Closing Buys	0	(1,100)		0		(62,400)		(4,300)		(490,000)	233
Expirations	(8)	(24,600)		(3,400)		(12,220)		(1,600)		0	182
Exercised	(8)	(4,100)		0		(3,250)		(46,600)		0	171

Balance at End of Period	0	$13,740	AUD	0	EUR	46,600	GBP	7,500	JPY	0	$(291)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	UBS AG	(1.000)%	03/20/2017	1.162%	$ 500	$1	$0	$1	$0

BRC	UBS AG	(1.000)%	03/20/2017	1.162%	600	0	2	2	0

						$1	$2	$3	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	2.218%	$	300	$(13)	$0	$0	$(13)
	Brazil Government International Bond	1.000%	12/20/2019	2.391%		1,200	(33)	(36)	0	(69)
	France Government International Bond	0.250%	03/20/2020	0.303%		1,000	(7)	5	0	(2)
	Indonesia Government International Bond	1.000%	12/20/2019	1.481%		1,400	(27)	(1)	0	(28)
	South Africa Government International Bond	1.000%	03/20/2019	1.680%		300	(14)	7	0	(7)
	South Africa Government International Bond	1.000%	09/20/2019	1.794%		1,200	(33)	(5)	0	(38)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Indonesia Government International Bond	1.000%	12/20/2019	1.481%	$	2,200	$(42)	$(2)	$0	$(44)
	Petrobras International Finance Co.	1.000%	09/20/2019	4.019%		1,200	(62)	(75)	0	(137)
	South Africa Government International Bond	1.000%	03/20/2019	1.680%		600	(28)	14	0	(14)

BRC	France Government International Bond	0.250%	03/20/2020	0.303%		300	(2)	1	0	(1)
	Greece Government International Bond	1.000%	06/20/2016			200	(11)	(93)	0	(104)
	Indonesia Government International Bond	1.000%	09/20/2019	1.381%		800	(10)	(2)	0	(12)
	South Africa Government International Bond	1.000%	12/20/2019	1.876%		3,700	(152)	16	0	(136)
	Tesco PLC	1.000%	12/20/2019	1.472%	EUR	100	(2)	0	0	(2)

CBK	France Government International Bond	0.250%	03/20/2020	0.303%	$	400	(4)	3	0	(1)
	France Government International Bond	0.250%	06/20/2020	0.321%		100	(1)	1	0	0
	South Africa Government International Bond	1.000%	03/20/2019	1.680%		400	(18)	8	0	(10)
	Tesco PLC	1.000%	12/20/2019	1.472%	EUR	100	0	(2)	0	(2)

DUB	Indonesia Government International Bond	1.000%	12/20/2019	1.481%	$	500	(10)	0	0	(10)

FBF	Export-Import Bank of China	1.000%	12/20/2016	0.399%		100	(10)	11	1	0

GST	Brazil Government International Bond	1.000%	12/20/2019	2.391%		1,500	(42)	(44)	0	(86)
	France Government International Bond	0.250%	03/20/2020	0.303%		2,000	(18)	13	0	(5)
	France Government International Bond	0.250%	06/20/2020	0.321%		300	(2)	1	0	(1)
	Greece Government International Bond	1.000%	12/20/2015	50.000%	EUR	500	(24)	(255)	0	(279)
	Greece Government International Bond	1.000%	12/20/2016	53.249%	$	200	(15)	(91)	0	(106)
	Indonesia Government International Bond	1.000%	12/20/2019	1.481%		900	(17)	(1)	0	(18)
	Tesco PLC	1.000%	12/20/2019	1.472%	EUR	600	(6)	(8)	0	(14)

HUS	Brazil Government International Bond	1.000%	09/20/2019	2.310%	$	1,200	(14)	(48)	0	(62)
	Brazil Government International Bond	1.000%	12/20/2019	2.391%		800	(22)	(24)	0	(46)
	France Government International Bond	0.250%	03/20/2020	0.303%		300	(2)	1	0	(1)

JPM	France Government International Bond	0.250%	03/20/2020	0.303%		800	(6)	4	0	(2)
	France Government International Bond	0.250%	06/20/2020	0.321%		200	(1)	0	0	(1)
	Indonesia Government International Bond	1.000%	09/20/2019	1.381%		400	(5)	(1)	0	(6)

MYC	Brazil Government International Bond	1.000%	03/20/2019	2.218%		2,000	(75)	(11)	0	(86)
	Export-Import Bank of China	1.000%	09/20/2016	0.355%		100	(3)	4	1	0
	France Government International Bond	0.250%	03/20/2020	0.303%		300	(2)	1	0	(1)
	Tesco PLC	1.000%	12/20/2019	1.472%	EUR	800	(10)	(8)	0	(18)

UAG	Export-Import Bank of China	1.000%	06/20/2016	0.339%	$	200	(4)	5	1	0

							$(747)	$(612)	$3	$(1,362)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (5)		Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (6)
								Asset	Liability
CBK	iTraxx Europe Subordinated 22 5-Year Index	(1.000)%	12/20/2019	EUR	600	$21	$(2)	$19	$0
GST	iTraxx Europe Subordinated 22 5-Year Index	(1.000)%	12/20/2019		300	10	0	10	0

						$31	$(2)	$29	$0

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017	CHF	1,900	$2,034	$5	$(1)	$4	$0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020	EUR	5,600	6,216	1	95	96	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2025		700	764	1	22	23	0

BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020		4,363	4,764	66	87	153	0

CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020		3,900	4,368	15	13	28	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2025		4,020	4,382	46	89	135	0

DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020		4,400	4,898	58	4	62	0

FBF	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017	CHF	1,800	1,905	(1)	28	27	0

GLM	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2025	EUR	900	1,008	3	0	3	0

							$194	$337	$531	$0

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.537%	05/15/2045	GBP	200	$3	$0	$3	$0

BPS	Pay	1-Year BRL-CDI	14.185%	07/01/2016	BRL	30,100	1	(3)	0	(2)
	Pay	1-Year BRL-CDI	11.470%	01/02/2017		12,200	0	(76)	0	(76)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018		1,800	1	(8)	0	(7)
	Receive	1-Year BRL-CDI	13.258%	01/02/2018		24,000	(10)	(3)	0	(13)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		8,100	7	(11)	0	(4)
	Pay	1-Year BRL-CDI	12.350%	01/02/2025		5,000	4	0	4	0

BRC	Pay	3-Month ZAR-JIBAR	7.500%	09/17/2019	ZAR	15,000	(3)	(1)	0	(4)

CBK	Pay	1-Month GBP-UKRPI	3.495%	05/15/2045	GBP	100	0	(1)	0	(1)

DUB	Pay	1-Year BRL-CDI	14.185%	07/01/2016	BRL	24,000	0	(2)	0	(2)
	Receive	1-Year BRL-CDI	13.258%	01/02/2018		18,000	0	(10)	0	(10)
	Pay	1-Year BRL-CDI	12.350%	01/02/2025		3,800	0	3	3	0

GLM	Pay	1-Month GBP-UKRPI	3.310%	05/15/2030	GBP	200	0	(3)	0	(3)
	Pay	1-Month GBP-UKRPI	3.311%	05/15/2030		200	0	(3)	0	(3)
	Pay	1-Month GBP-UKRPI	3.313%	05/15/2030		200	0	(3)	0	(3)
	Pay	1-Month GBP-UKRPI	3.543%	05/15/2045		100	0	2	2	0

JPM	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	4,200	(1)	(9)	0	(10)

MYC	Pay	1-Month GBP-UKRPI	3.535%	05/15/2045	GBP	350	3	2	5	0

							$5	$(126)	$17	$(138)

Total Swap Agreements							$(516)	$(401)	$583	$(1,500)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(i)	Securities with an aggregate market value of $1,935 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (8)
BOA	$455	$17	$126	$598	$(290)	$(16)	$(157)	$(463)	$135	$0	$135
BPS	317	1	158	476	(465)	0	(297)	(762)	(286)	281	(5)
BRC	54	10	2	66	(69)	(122)	(259)	(450)	(384)	257	(127)
CBK	135	5	182	322	(147)	0	(14)	(161)	161	(80)	81
DUB	133	23	65	221	(429)	(70)	(22)	(521)	(300)	114	(186)
FBF	149	20	28	197	(16)	(23)	0	(39)	158	0	158
GLM	134	15	5	154	(100)	(103)	(9)	(212)	(58)	256	198
GST	0	63	10	73	0	(106)	(509)	(615)	(542)	528	(14)
HUS	13	2	0	15	(241)	(2)	(109)	(352)	(337)	289	(48)
JPM	257	0	0	257	(71)	(11)	(19)	(101)	156	0	156
MSB	315	10	0	325	(219)	(1)	0	(220)	105	(60)	45
MYC	0	0	6	6	0	0	(105)	(105)	(99)	0	(99)
NGF	0	0	0	0	(22)	0	0	(22)	(22)	0	(22)
SCX	74	0	0	74	(89)	0	0	(89)	(15)	0	(15)
SOG	0	0	0	0	(95)	0	0	(95)	(95)	0	(95)
UAG	150	0	1	151	(125)	0	0	(125)	26	0	26

Total Over the Counter	$2,186	$166	$583	$2,935	$(2,378)	$(454)	$(1,500)	$(4,332)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$321	$321
Swap Agreements	0	26	0	0	229	255

	$0	$26	$0	$0	$550	$576

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,186	$0	$2,186
Purchased Options	0	0	0	103	63	166
Swap Agreements	0	35	0	531	17	583

	$0	$35	$0	$2,820	$80	$2,935

	$0	$61	$0	$2,820	$630	$3,511

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$76	$76
Swap Agreements	0	0	0	0	565	565

	$0	$0	$0	$0	$641	$641

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,378	$0	$2,378
Written Options	0	0	0	60	394	454
Swap Agreements	0	1,362	0	0	138	1,500

	$0	$1,362	$0	$2,438	$532	$4,332

	$0	$1,362	$0	$2,438	$1,173	$4,973

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	23

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	(731)	(731)
Swap Agreements	0	(85)	0	0	(640)	(725)

	$0	$(85)	$0	$0	$(1,368)	$(1,453)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,880	$0	$3,880
Purchased Options	0	(18)	0	63	(106)	(61)
Written Options	0	29	0	190	119	338
Swap Agreements	0	(189)	0	(2,106)	(40)	(2,335)

	$0	$(178)	$0	$2,027	$(27)	$1,822

	$0	$(263)	$0	$2,027	$(1,395)	$369

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$243	$243
Swap Agreements	0	56	0	0	658	714

	$0	$56	$0	$0	$901	$957

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(185)	$0	$(185)
Purchased Options	0	0	0	(150)	(55)	(205)
Written Options	0	(7)	0	142	(48)	87
Swap Agreements	0	73	0	792	(57)	808

	$0	$66	$0	$599	$(160)	$505

	$0	$122	$0	$599	$741	$1,462

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$98	$0	$98
Belgium
Corporate Bonds & Notes	0	1,973	0	1,973
Brazil
Corporate Bonds & Notes	0	1,770	0	1,770
Sovereign Issues	0	15,418	0	15,418
Canada
Sovereign Issues	0	8,523	0	8,523
Cayman Islands
Corporate Bonds & Notes	0	1,070	0	1,070
Denmark
Corporate Bonds & Notes	0	11,358	0	11,358
France
Corporate Bonds & Notes	0	3,998	0	3,998
Sovereign Issues	0	5,640	0	5,640
Germany
Corporate Bonds & Notes	0	1,001	0	1,001
Sovereign Issues	0	7,968	0	7,968
Greece
Corporate Bonds & Notes	0	537	0	537
Hong Kong
Corporate Bonds & Notes	0	1,226	0	1,226
India
Corporate Bonds & Notes	0	1,455	0	1,455
Indonesia
Sovereign Issues	0	3,555	0	3,555

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Ireland
Asset-Backed Securities	$0	$507	$0	$507
Corporate Bonds & Notes	0	2,731	0	2,731
Mortgage-Backed Securities	0	423	0	423
Italy
Asset-Backed Securities	0	349	0	349
Corporate Bonds & Notes	0	1,213	0	1,213
Mortgage-Backed Securities	0	2,784	0	2,784
Sovereign Issues	0	14,721	0	14,721
Japan
Corporate Bonds & Notes	0	200	0	200
Luxembourg
Corporate Bonds & Notes	0	4,553	0	4,553
Malaysia
Sovereign Issues	0	580	0	580
Mexico
Corporate Bonds & Notes	0	993	0	993
Sovereign Issues	0	683	0	683
Netherlands
Asset-Backed Securities	0	1,343	0	1,343
Corporate Bonds & Notes	1,561	4,775	0	6,336
Norway
Corporate Bonds & Notes	0	200	0	200
Sovereign Issues	0	159	0	159
Poland
Sovereign Issues	0	823	0	823
Portugal
Corporate Bonds & Notes	0	903	0	903
Slovenia
Sovereign Issues	0	6,772	0	6,772

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
South Africa
Sovereign Issues	$0	$530	$0	$530
South Korea
Sovereign Issues	0	1,547	0	1,547
Spain
Asset-Backed Securities	0	591	0	591
Corporate Bonds & Notes	0	1,219	0	1,219
Sovereign Issues	0	3,408	0	3,408
Sweden
Corporate Bonds & Notes	0	797	0	797
Sovereign Issues	0	1,103	0	1,103
Switzerland
Corporate Bonds & Notes	0	4,521	0	4,521
United Kingdom
Bank Loan Obligations	0	668	0	668
Corporate Bonds & Notes	0	10,266	0	10,266
Mortgage-Backed Securities	0	7,921	0	7,921
Sovereign Issues	0	6,705	0	6,705
United States
Asset-Backed Securities	0	11,155	0	11,155
Bank Loan Obligations	0	394	0	394
Corporate Bonds & Notes	0	8,035	0	8,035
Mortgage-Backed Securities	0	5,463	0	5,463
U.S. Government Agencies	0	1,365	0	1,365
U.S. Treasury Obligations	0	25,336	0	25,336
Virgin Islands (British)
Corporate Bonds & Notes	0	200	0	200
Short-Term Instruments

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Certificates of Deposit	$0	$1,404	$0	$1,404
Repurchase Agreements	0	1,158	0	1,158
U.S. Treasury Bills	0	281	0	281
	$1,561	$204,369	$0	$205,930

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	20,861	0	0	20,861

Total Investments	$22,422	$204,369	$0	$226,791

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(11,046)	$0	$(11,046)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	321	255	0	576
Over the counter	0	2,935	0	2,935
	$321	$3,190	$0	$3,511

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(76)	(565)	0	(641)
Over the counter	0	(4,332)	0	(4,332)
	$(76)	$(4,897)	$0	$(4,973)

Totals	$22,667	$191,616	$0	$214,283

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Global Advantage® Strategy Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers one class of shares: Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-

U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans, assignments of all or a portion of loans from third parties, or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2015, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at June 30, 2015 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Fund Name	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Global Advantage® Strategy Bond Portfolio	$18	$0	$(18)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Global Advantage® Strategy Bond Portfolio	$22,410	$68,637	$(70,200)	$(102)	$116	$20,861	$37	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Straddle Options  The Portfolio may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and

SEMIANNUAL REPORT	JUNE 30, 2015	37

Notes to Financial Statements (Cont.)

unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

SEMIANNUAL REPORT	JUNE 30, 2015	39

Notes to Financial Statements (Cont.)

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for the Administrative Class is charged at an annual rate of 0.40%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; and (vi) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$118,745	$117,083	$98,428	$86,219

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	1,930	$17,928	3,022	$29,930
Issued as reinvestment of distributions
Administrative Class	222	2,055	452	4,483
Cost of shares redeemed
Administrative Class	(467)	(4,324)	(4,517)	(44,961)
Net increase (decrease) resulting from Portfolio share transactions	1,685	$15,659	(1,043)	$(10,548)

As of June 30, 2015, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 86% of the Portfolio. One shareholder is a related party and comprises 39% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

SEMIANNUAL REPORT	JUNE 30, 2015	41

Notes to Financial Statements (Cont.)

June 30, 2015 (Unaudited)

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$236,813	$2,436	$(12,458)	$(10,022)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

42	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso
BRL	Brazilian Real	IDR	Indonesian Rupiah	PLN	Polish Zloty
CAD	Canadian Dollar	ILS	Israeli Shekel	RON	Romanian New Leu
CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona
CLP	Chilean Peso	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	USD (or $)	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand
GBP	British Pound	PEN	Peruvian New Sol

Exchange Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	OTC	Over the Counter

Index/Spread Abbreviations:
UKRPI	United Kingdom Retail Price Index

Other Abbreviations:
ABS	Asset-Backed Security	BBSW	Bank Bill Swap Reference Rate	JIBAR	Johannesburg Interbank Agreed Rate
ALT	Alternate Loan Trust	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio

SEMIANNUAL REPORT	JUNE 30, 2015	43

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

44	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT24SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Global Bond Portfolio (Unhedged)

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that

4	PIMCO VARIABLE INSURANCE TRUST

transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

SEMIANNUAL REPORT	JUNE 30, 2015	5

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

United States	34.4%
Italy	13.6%
Short-Term Instruments	10.0%
Brazil	8.3%
France	5.0%
Other	28.7%
†	% of Investments, at value as of 06/30/15

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	10 Years	Class Inception (01/10/2002)
PIMCO Global Bond Portfolio (Unhedged) Administrative Class	-3.89%	-7.40%	2.42%	4.06%	5.98%
JPMorgan GBI Global FX NY Index Unhedged in USD±	-3.42%	-7.46%	1.35%	3.38%	5.34%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.91% for Administrative Class shares.

± JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. The index launched on 5/31/2004. The index performance shown prior to that date is calculated using the JPMorgan Global Index (Unhedged), which was the Portfolio’s primary benchmark index from the Portfolio’s inception until 5/31/2004. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$961.10	$1,020.22
Expenses Paid During Period†	$4.35	$4.48
Net Annualized Expense Ratio	0.90%	0.90%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Global Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities, and may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro), or the U.S. dollar.

Portfolio Insights

»	Exposure to core European duration (or sensitivity to changes in market interest rates) detracted from performance as German bund yields increased over the reporting period.

»	An underweight to Canadian duration detracted from relative performance as Canadian interest rates declined over the reporting period.

»	Negative carry (or the rate of interest earned by holding the respective securities) from an underweight position to U.S. duration detracted from performance over the reporting period.

»	An overweight to duration in Italy and Spain detracted from relative performance as European sovereign debt peripheral spreads widened over the reporting period.

»	Exposure to Brazilian local bonds during the last two months of the reporting period detracted from relative performance as Brazilian yields increased over this period.

»	An underweight to the euro contributed to relative performance as this currency depreciated relative to the U.S. dollar over the reporting period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to relative performance as breakeven inflation rates increased over the reporting period.

»	Positions in non-agency mortgage-backed securities contributed to relative performance as prices for the securities increased over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Bond Portfolio (Unhedged)

Selected Per Share Data for the Year or Period Ended:	06/30/2015+		12/31/2014	12/31/2013		12/31/2012	12/31/2011	12/31/2010

Administrative Class
Net asset value beginning of year or period	$11.95		$12.34	$13.72		$13.83	$13.49	$12.72
Net investment income (a)	0.12		0.33	0.35		0.43	0.49	0.45
Net realized/unrealized gain (loss)	(0.58)		(0.05)	(1.50)		0.52	0.52	1.01
Total from Investment Operations	(0.46)		0.28	(1.15)		0.95	1.01	1.46
Dividends from net investment income	(0.12)		(0.30)	(0.14)		(0.23)	(0.36)	(0.36)
Distributions from net realized capital gains	0.00		(0.36)	(0.09)		(0.83)	(0.31)	(0.33)
Tax basis return of capital	0.00		(0.01)	0.00		0.00	0.00	0.00
Total distributions	(0.12)		(0.67)	(0.23)		(1.06)	(0.67)	(0.69)
Net asset value end of year or period	$11.37		$11.95	$12.34		$13.72	$13.83	$13.49
Total return	(3.89	) %	2.27%	(8.48	) %	6.94%	7.56%	11.64%
Net assets end of year or period (000s)	$233,694		$257,588	$281,002		$456,831	$435,246	$479,848
Ratio of expenses to average net assets	0.90	%*	0.91%	0.93%		0.91%	0.90%	0.91%
Ratio of expenses to average net assets excluding interest expense	0.90	%*	0.90%	0.90%		0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	2.07	%*	2.60%	2.72%		2.99%	3.49%	3.37%
Portfolio turnover rate	262%		496%	335%		362%	506%	849%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	7

Statement of Assets and Liabilities PIMCO Global Bond Portfolio (Unhedged)

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$270,046
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,195
Over the counter	8,880
Cash	2
Deposits with counterparty	2,582
Foreign currency, at value	1,404
Receivable for Investments sold~	139,275
Receivable for Portfolio shares sold	653
Interest and dividends receivable	2,128
Total Assets	426,165

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$52,160
Financial Derivative Instruments
Exchange-traded or centrally cleared	857
Over the counter	3,765
Payable for investments purchased~	84,551
Payable for investments purchased on a delayed-delivery basis	2,823
Deposits from counterparty	5,170
Payable for Portfolio shares redeemed	335
Accrued investment advisory fees	57
Accrued supervisory and administrative fees	114
Accrued distribution fees	7
Accrued servicing fees	29
Other liabilities	1
Total Liabilities	149,869

Net Assets	$276,296

Net Assets Consist of:
Paid in capital	$294,583
(Overdistributed) net investment income	(8,045)
Accumulated undistributed net realized (loss)	(9,381)
Net unrealized (depreciation)	(861)
$276,296

Net Assets:
Institutional Class	$6,867
Administrative Class	233,694
Advisor Class	35,735

Shares Issued and Outstanding:
Institutional Class	604
Administrative Class	20,557
Advisor Class	3,143

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.37
Administrative Class	11.37
Advisor Class	11.37

Cost of Investments in securities	$280,372
Cost of Foreign Currency Held	$1,409
Proceeds Received on Short Sales	$52,421
Cost or Premiums of Financial Derivative Instruments, net	$238

* Includes repurchase agreements of:	$559

~	A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Bond Portfolio (Unhedged)

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$4,250
Dividends	1
Total Income	4,251

Expenses:
Investment advisory fees	357
Supervisory and administrative fees	715
Servicing fees - Administrative Class	182
Distribution and/or servicing fees - Advisor Class	46
Trustee fees	2
Interest expense	3
Total Expenses	1,305

Net Investment Income	2,946

Net Realized (Loss):
Investments in securities	(8,517)
Exchange-traded or centrally cleared financial derivative instruments	(2,280)
Over the counter financial derivative instruments	(410)
Foreign currency	3,544

Net Realized (Loss)	(7,663)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(8,305)
Exchange-traded or centrally cleared financial derivative instruments	923
Over the counter financial derivative instruments	1,491
Foreign currency assets and liabilities	(732)

Net Change in Unrealized (Depreciation)	(6,623)

Net (Decrease) in Net Assets Resulting from Operations	$(11,340)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statements of Changes in Net Assets PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$2,946	$8,382
Net realized (loss)	(7,663)	(8,883)
Net change in unrealized appreciation (depreciation)	(6,623)	7,857

Net Increase (Decrease) in Net Assets Resulting from Operations	(11,340)	7,356

Distributions to Shareholders:
From net investment income
Institutional Class	(73)	(167)
Administrative Class	(2,479)	(6,573)
Advisor Class	(355)	(888)
From net realized capital gains
Institutional Class	0	(204)
Administrative Class	0	(7,640)
Advisor Class	0	(1,131)
Tax Basis Return of Capital
Institutional Class	0	(6)
Administrative Class	0	(263)
Advisor Class	0	(37)

Total Distributions	(2,907)	(16,909)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(11,869)	(11,753)

Total (Decrease) in Net Assets	(26,116)	(21,306)

Net Assets:
Beginning of period	302,412	323,718
End of period*	$276,296	$302,412

* Including (overdistributed) net investment income of:	$(8,045)	$(8,084)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged)

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.7%

AUSTRALIA 0.5%

MORTGAGE-BACKED SECURITIES 0.1%
Puma Global Trust
0.421% due 02/21/2038		$87	$87
Torrens Trust
2.460% due 10/19/2038	AUD	132	101

			188

SOVEREIGN ISSUES 0.4%
New South Wales Treasury Corp.
4.000% due 05/20/2026		600	488
Queensland Treasury Corp.
4.250% due 07/21/2023		800	656

			1,144

Total Australia (Cost $1,542)			1,332

BERMUDA 1.1%

BANK LOAN OBLIGATIONS 1.1%
Rise Ltd.
4.750% due 01/31/2021 (e)		$3,027	3,044

Total Bermuda (Cost $3,046)			3,044

BRAZIL 8.1%

CORPORATE BONDS & NOTES 0.9%
Banco Santander Brasil S.A.
4.250% due 01/14/2016		$200	203
Banco Votorantim S.A.
5.250% due 02/11/2016		100	102
CSN Islands Corp.
6.875% due 09/21/2019		200	179
Petrobras Global Finance BV
3.163% due 03/17/2020		1,100	1,051
4.875% due 03/17/2020		1,000	953

			2,488

SOVEREIGN ISSUES 7.2%
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015 (b)	BRL	33,000	10,611
0.000% due 10/01/2015 (b)		10,800	3,357
0.000% due 01/01/2018 (b)		3,200	754
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		5,900	1,712
10.000% due 01/01/2025		12,900	3,591

			20,025

Total Brazil (Cost $27,542)			22,513

CANADA 0.8%

SOVEREIGN ISSUES 0.8%
Province of Ontario
3.450% due 06/02/2045	CAD	400	337
3.500% due 06/02/2024		2,200	1,925

Total Canada (Cost $2,484)			2,262

CAYMAN ISLANDS 0.7%

ASSET-BACKED SECURITIES 0.7%
Gallatin CLO Ltd.
1.545% due 07/15/2023		$800	799
Golden Knight CDO Ltd.
0.515% due 04/15/2019		203	203

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Octagon Investment Partners Ltd.
1.549% due 05/05/2023		$800	$798

Total Cayman Islands (Cost $1,802)			1,800

DENMARK 4.4%

CORPORATE BONDS & NOTES 4.4%
Nordea Kredit Realkreditaktieselskab
2.000% due 04/01/2016	DKK	13,000	1,973
Nykredit Realkredit A/S
1.000% due 07/01/2016		18,700	2,827
2.000% due 10/01/2015		13,800	2,077
2.000% due 04/01/2016		14,800	2,248
Realkredit Danmark A/S
1.000% due 04/01/2016		12,700	1,916
2.000% due 01/01/2016		6,900	1,043

Total Denmark (Cost $11,989)			12,084

FRANCE 4.9%

SOVEREIGN ISSUES 4.9%
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$1,700	1,796
France Government Bond
0.250% due 07/25/2024 (c)	EUR	1,883	2,229
1.750% due 11/25/2024		400	472
3.250% due 05/25/2045		1,600	2,197
4.500% due 04/25/2041		4,100	6,784

Total France (Cost $14,162)			13,478

GERMANY 2.9%

CORPORATE BONDS & NOTES 1.6%
FMS Wertmanagement AoeR
2.750% due 06/03/2016	EUR	3,600	4,118
Landwirtschaftliche Rentenbank
5.375% due 04/23/2024	NZD	500	368

			4,486

SOVEREIGN ISSUES 1.3%
Free State of Bavaria
3.500% due 01/27/2016	EUR	749	852
Republic of Germany
4.250% due 07/04/2039		800	1,382
State of Berlin
3.000% due 03/29/2016		1,100	1,254

			3,488

Total Germany (Cost $9,213)			7,974

GREECE 0.3%

CORPORATE BONDS & NOTES 0.1%
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	300	274

SOVEREIGN ISSUES 0.2%
Republic of Greece Government International Bond
5.000% due 08/22/2016	JPY	90,000	427

Total Greece (Cost $1,231)			701

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$336	$355

Total Guernsey, Channel Islands (Cost $336)			355

IRELAND 1.1%

CORPORATE BONDS & NOTES 1.1%
Depfa ACS Bank
3.875% due 11/14/2016	EUR	200	234
4.875% due 05/21/2019		700	915
5.125% due 03/16/2037		$900	1,071
German Postal Pensions Securitisation PLC
4.250% due 01/18/2017	EUR	700	831

Total Ireland (Cost $3,394)			3,051

ITALY 13.3%

ASSET-BACKED SECURITIES 0.0%
Locat Securitisation Vehicle SRL
0.146% due 12/12/2028	EUR	4	4

CORPORATE BONDS & NOTES 1.3%
Banca Carige SpA
3.875% due 10/24/2018		1,200	1,471
Banco Popolare SC
3.500% due 03/14/2019		400	458
Intesa Sanpaolo SpA
3.625% due 08/12/2015		$1,500	1,504
UniCredit SpA
6.750% due 09/10/2021 (d)	EUR	200	217

			3,650

MORTGAGE-BACKED SECURITIES 0.5%
Casa D’este Finance SRL
0.336% due 09/15/2021		331	364
Claris ABS
0.412% due 10/31/2060		955	1,049

			1,413

SOVEREIGN ISSUES 11.5%
Italy Buoni Poliennali Del Tesoro
3.250% due 09/01/2046		100	112
3.750% due 09/01/2024		3,500	4,374
4.000% due 02/01/2037		4,200	5,257
4.500% due 05/01/2023		3,200	4,216
4.500% due 03/01/2024		1,000	1,315
4.750% due 08/01/2023		6,100	8,157
5.000% due 03/01/2025		4,200	5,744
5.000% due 09/01/2040		900	1,289
5.500% due 11/01/2022		900	1,243

			31,707

Total Italy (Cost $40,307)			36,774

JAPAN 0.1%

CORPORATE BONDS & NOTES 0.1%
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.700% due 03/05/2018		$300	299

Total Japan (Cost $300)			299

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO 0.4%

CORPORATE BONDS & NOTES 0.3%
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		$800	$800

SOVEREIGN ISSUES 0.1%
Mexico Government International Bond
7.500% due 06/03/2027	MXN	3,400	238

Total Mexico (Cost $1,100)			1,038

NETHERLANDS 1.1%

ASSET-BACKED SECURITIES 0.1%
Panther CDO BV
0.364% due 10/15/2084	EUR	343	366

CORPORATE BONDS & NOTES 1.0%
Schaeffler Holding Finance BV (6.875% Cash or 6.875% PIK)
6.875% due 08/15/2018 (a)		2,100	2,433
Waha Aerospace BV
3.925% due 07/28/2020		$275	287

			2,720

Total Netherlands (Cost $3,623)			3,086

NORWAY 0.9%

CORPORATE BONDS & NOTES 0.8%
Eksportfinans ASA
2.000% due 09/15/2015		$800	801
2.375% due 05/25/2016		200	201
5.500% due 05/25/2016		500	515
5.500% due 06/26/2017		600	637

			2,154

SOVEREIGN ISSUES 0.1%
Norway Government Bond
3.750% due 05/25/2021	NOK	1,600	231

Total Norway (Cost $2,339)			2,385

PORTUGAL 0.4%

CORPORATE BONDS & NOTES 0.4%
Novo Banco S.A.
4.000% due 01/21/2019	EUR	400	445
5.000% due 05/14/2019		600	680

Total Portugal (Cost $1,234)			1,125

QATAR 0.6%

CORPORATE BONDS & NOTES 0.6%
Qatari Diar Finance Co.
3.500% due 07/21/2015		$1,600	1,601

Total Qatar (Cost $1,600)			1,601

SLOVENIA 2.3%

SOVEREIGN ISSUES 2.3%
Slovenia Government International Bond
4.125% due 01/26/2020	EUR	4,600	5,800
5.850% due 05/10/2023		$500	568

Total Slovenia (Cost $6,927)			6,368

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH KOREA 0.6%

SOVEREIGN ISSUES 0.6%
Export-Import Bank of Korea
4.125% due 09/09/2015		$500	$503
6.460% due 02/27/2017	MXN	5,000	323
Republic of Korea
7.125% due 04/16/2019		$700	833

Total South Korea (Cost $1,663)			1,659

SPAIN 2.3%

CORPORATE BONDS & NOTES 0.0%
BPE Financiaciones S.A.
2.875% due 05/19/2016	EUR	100	113

SOVEREIGN ISSUES 2.3%
Autonomous Community of Catalonia
4.950% due 02/11/2020		1,000	1,227
Spain Government International Bond
3.800% due 04/30/2024		1,100	1,384
4.800% due 01/31/2024		300	405
5.150% due 10/31/2044		900	1,342
5.400% due 01/31/2023		1,400	1,941

			6,299

Total Spain (Cost $7,436)			6,412

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%
European Investment Bank
0.500% due 07/21/2023	AUD	600	356

Total Supranational (Cost $410)			356

SWEDEN 0.2%

CORPORATE BONDS & NOTES 0.2%
Swedbank AB
2.200% due 03/04/2020		$500	497

Total Sweden (Cost $500)			497

SWITZERLAND 1.8%

CORPORATE BONDS & NOTES 1.8%
UBS AG
4.750% due 05/22/2023		$1,400	1,415
5.125% due 05/15/2024		1,000	991
7.250% due 02/22/2022		2,400	2,531

Total Switzerland (Cost $5,040)			4,937

UNITED ARAB EMIRATES 0.6%

SOVEREIGN ISSUES 0.6%
Emirate of Abu Dhabi Government International Bond
6.750% due 04/08/2019		$1,400	1,650

Total United Arab Emirates (Cost $1,473)			1,650

UNITED KINGDOM 4.7%

CORPORATE BONDS & NOTES 1.3%
Barclays Bank PLC
7.625% due 11/21/2022		$600	684
Barclays PLC
6.500% due 09/15/2019 (d)	EUR	200	223

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	600	$1,124
Tesco PLC
6.125% due 02/24/2022		950	1,618

			3,649

SOVEREIGN ISSUES 3.4%
United Kingdom Gilt
2.750% due 09/07/2024		300	499
3.250% due 01/22/2044		2,100	3,644
3.500% due 01/22/2045		1,500	2,726
4.250% due 12/07/2040		1,300	2,628

			9,497

Total United Kingdom (Cost $13,099)			13,146

UNITED STATES 33.6%

ASSET-BACKED SECURITIES 2.7%
Amortizing Residential Collateral Trust
0.767% due 07/25/2032		$1	1
0.887% due 10/25/2031		2	1
Conseco Finance Securitizations Corp.
7.490% due 07/01/2031		1,475	1,647
Countrywide Asset-Backed Certificates
0.587% due 08/25/2034		154	145
Countrywide Asset-Backed Certificates Trust
0.637% due 04/25/2036		1,000	877
Credit Suisse First Boston Mortgage Securities Corp.
0.805% due 01/25/2032		1	1
Credit-Based Asset Servicing and Securitization LLC
0.245% due 11/25/2036		23	13
EMC Mortgage Loan Trust
0.635% due 05/25/2043		351	345
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^		176	105
JPMorgan Mortgage Acquisition Trust
0.467% due 03/25/2047		1,632	898
Morgan Stanley ABS Capital, Inc. Trust
0.297% due 03/25/2037		1,281	718
0.437% due 08/25/2036		3,119	1,947
0.987% due 07/25/2037		817	799
SACO, Inc.
0.587% due 04/25/2035		9	8
Securitized Asset-Backed Receivables LLC Trust
0.237% due 12/25/2036		9	5
Structured Asset Securities Corp. Mortgage Loan Trust
1.684% due 04/25/2035		18	17
Washington Mutual Asset-Backed Certificates Trust
0.245% due 10/25/2036		48	25

			7,552

BANK LOAN OBLIGATIONS 0.4%
H.J. Heinz Co.
3.250% due 06/05/2020		1,179	1,181

CORPORATE BONDS & NOTES 4.2%
Ally Financial, Inc.
3.600% due 05/21/2018		1,100	1,102
Bank of America Corp.
5.750% due 12/01/2017		200	218
7.625% due 06/01/2019		1,400	1,662
Bank of America N.A.
0.586% due 06/15/2017		1,300	1,291

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Cos. LLC
7.250% due 02/01/2018	$1,000	$1,133
BellSouth Corp.
4.821% due 04/26/2021	800	823
Citigroup, Inc.
0.967% due 04/27/2018	700	698
Cleveland Electric Illuminating Co.
5.700% due 04/01/2017	520	555
Continental Airlines Pass-Through Trust
9.000% due 01/08/2018	715	763
International Lease Finance Corp.
5.750% due 05/15/2016	500	513
8.625% due 09/15/2015	900	912
Kinder Morgan Energy Partners LP
6.500% due 04/01/2020	100	114
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^	800	93
SABMiller Holdings, Inc.
4.950% due 01/15/2042	400	407
Southwestern Energy Co.
4.100% due 03/15/2022	300	294
7.500% due 02/01/2018	100	112
UAL Pass-Through Trust
10.400% due 05/01/2018	351	383
Wells Fargo & Co.
3.000% due 02/19/2025	500	479

		11,552

MORTGAGE-BACKED SECURITIES 9.7%
Adjustable Rate Mortgage Trust
2.758% due 09/25/2035	26	23
American Home Mortgage Assets Trust
0.377% due 05/25/2046 ^	359	265
0.397% due 10/25/2046	597	417
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	1,194	1,027
Banc of America Funding Trust
2.671% due 02/20/2036	369	367
2.985% due 10/20/2046 ^	144	110
5.500% due 01/25/2036	531	566
BCAP LLC Trust
0.357% due 01/25/2037 ^	335	269
5.250% due 04/26/2037	1,620	1,512
Bear Stearns Adjustable Rate Mortgage Trust
2.160% due 08/25/2035	102	103
2.454% due 10/25/2033	16	16
2.459% due 05/25/2034	13	12
2.515% due 03/25/2035	33	33
2.564% due 08/25/2033	16	16
2.648% due 05/25/2034	47	45
2.774% due 05/25/2047 ^	428	384
3.033% due 11/25/2034	10	10
Bear Stearns ALT-A Trust
2.635% due 09/25/2035	165	142
2.689% due 11/25/2035 ^	191	144
2.810% due 08/25/2036 ^	250	188
Bear Stearns Structured Products, Inc. Trust
2.331% due 12/26/2046	139	107
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.367% due 07/25/2036	87	78
Citigroup Commercial Mortgage Trust
0.936% due 06/15/2033	1,600	1,594
5.899% due 12/10/2049	400	401
Citigroup Mortgage Loan Trust, Inc.
2.410% due 09/25/2035	53	53
2.570% due 10/25/2035 ^	1,322	1,308

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.279% due 09/25/2035 ^	$810	$701
Countrywide Alternative Loan Trust
0.357% due 01/25/2037 ^	550	529
0.367% due 02/20/2047	294	220
0.382% due 12/20/2046	590	453
0.397% due 03/20/2046	178	141
0.397% due 07/20/2046 ^	359	269
0.467% due 02/25/2037	222	179
0.537% due 05/25/2037 ^	93	57
1.658% due 11/25/2035	43	35
2.198% due 11/25/2035	43	36
5.187% due 11/25/2035 ^	360	291
5.250% due 06/25/2035 ^	31	29
6.000% due 04/25/2037 ^	77	58
6.000% due 02/25/2047	840	728
6.250% due 08/25/2037 ^	42	36
6.500% due 06/25/2036 ^	205	168
Countrywide Home Loan Mortgage Pass-Through Trust
0.417% due 05/25/2035	99	85
0.477% due 04/25/2035	28	24
0.507% due 03/25/2035	125	100
0.517% due 02/25/2035	11	10
0.787% due 03/25/2035	583	527
0.947% due 09/25/2034	11	10
2.330% due 02/20/2036	534	463
2.429% due 11/25/2034	27	25
2.598% due 11/19/2033	20	19
2.629% due 05/25/2047	151	129
2.680% due 08/25/2034	7	7
5.500% due 10/25/2035	142	140
Credit Suisse Commercial Mortgage Trust
6.500% due 07/26/2036 ^	146	89
Credit Suisse First Boston Mortgage Securities Corp.
2.559% due 08/25/2033	24	24
6.500% due 04/25/2033	1	1
Deutsche ALT-B Securities, Inc.
5.886% due 10/25/2036 ^	396	332
First Horizon Mortgage Pass-Through Trust
6.250% due 08/25/2017	2	2
GreenPoint Mortgage Funding Trust
0.457% due 11/25/2045	12	10
GSR Mortgage Loan Trust
1.860% due 03/25/2033	11	11
2.340% due 06/25/2034	6	6
2.682% due 09/25/2035	304	306
HarborView Mortgage Loan Trust
0.928% due 02/19/2034	1	1
1.008% due 12/19/2036 ^	182	152
2.527% due 05/19/2033	25	25
IndyMac Mortgage Loan Trust
4.534% due 09/25/2035	315	271
JPMorgan Mortgage Trust
1.990% due 11/25/2033	13	13
2.555% due 07/25/2035	147	149
2.559% due 01/25/2037	388	359
2.594% due 02/25/2035	12	12
2.642% due 07/25/2035	174	174
Luminent Mortgage Trust
0.427% due 04/25/2036	664	440
MASTR Adjustable Rate Mortgages Trust
2.440% due 05/25/2034	894	875
MASTR Alternative Loan Trust
0.587% due 03/25/2036	55	14
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.626% due 12/15/2030	9	9

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
0.397% due 02/25/2036	$144	$133
0.437% due 08/25/2036	16	15
2.182% due 02/25/2033	17	16
2.477% due 02/25/2036	99	97
Merrill Lynch Mortgage-Backed Securities Trust
2.843% due 04/25/2037 ^	13	11
Nomura Asset Acceptance Corp Alternative Loan Trust
2.439% due 10/25/2035	27	25
Residential Accredit Loans, Inc. Trust
0.337% due 02/25/2047	179	105
0.367% due 06/25/2046	477	212
0.397% due 04/25/2046	200	105
6.000% due 12/25/2036 ^	635	524
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035 ^	184	172
RiverView HECM Trust
0.247% due 07/25/2047	1,218	1,149
Structured Adjustable Rate Mortgage Loan Trust
2.480% due 04/25/2034	41	41
2.637% due 02/25/2034	17	17
2.702% due 09/25/2034	40	40
Structured Asset Mortgage Investments Trust
0.377% due 07/25/2046	567	452
0.397% due 05/25/2046	122	96
0.407% due 05/25/2036	575	419
0.407% due 09/25/2047	569	458
0.438% due 07/19/2035	303	294
0.467% due 02/25/2036	664	544
0.768% due 07/19/2034	4	4
0.888% due 03/19/2034	7	7
Suntrust Alternative Loan Trust
0.837% due 12/25/2035 ^	1,361	1,059
WaMu Mortgage Pass-Through Certificates Trust
0.457% due 12/25/2045	64	62
0.497% due 01/25/2045	10	9
0.507% due 01/25/2045	10	9
0.858% due 02/25/2047 ^	494	399
1.558% due 08/25/2042	6	6
1.796% due 01/25/2037 ^	38	33
2.023% due 12/25/2036 ^	7	6
2.187% due 07/25/2046	229	208
2.226% due 06/25/2037 ^	96	85
2.252% due 12/25/2036 ^	57	51
2.393% due 02/25/2033	142	140
2.439% due 03/25/2034	41	41
2.559% due 06/25/2033	13	13
Washington Mutual Mortgage Pass-Through Certificates Trust
1.098% due 07/25/2046 ^	71	45
6.000% due 06/25/2037 ^	1,454	1,279
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	560	512
Wells Fargo Mortgage-Backed Securities Trust
2.637% due 04/25/2036	24	24

		26,851

MUNICIPAL BONDS & NOTES 0.7%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	2,180	1,837

	SHARES
PREFERRED SECURITIES 0.0%
Navient Corp. CPI Linked Security
1.926% due 03/15/2017	500	12
1.976% due 01/16/2018	3,100	75

		87

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 0.9%
Fannie Mae
0.307% due 03/25/2034	$9	$9
0.337% due 08/25/2034	6	6
0.548% due 01/25/2017	779	780
1.775% due 10/01/2034	3	3
2.004% due 12/01/2034	8	8
2.491% due 11/01/2034	56	60
3.000% due 08/01/2042 - 08/01/2043	335	336
4.500% due 08/13/2045	400	432
5.500% due 05/01/2047	27	29
6.000% due 07/25/2044	30	34
Freddie Mac
0.467% due 09/25/2031	26	24
1.346% due 10/25/2044	55	56
2.399% due 02/01/2029	5	5
2.432% due 04/01/2037	66	71
6.000% due 04/15/2036	547	625
Ginnie Mae
1.625% due 11/20/2024	2	2
6.000% due 09/20/2038	22	24

		2,504

U.S. TREASURY OBLIGATIONS 15.0%
U.S. Treasury Bonds
3.125% due 02/15/2042	400	401
4.250% due 05/15/2039	100	120
4.375% due 05/15/2040	200	245
5.250% due 02/15/2029	400	521
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2024	2,092	2,039
0.250% due 01/15/2025	9,090	8,904

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.750% due 01/15/2028	$2,259	$2,552
2.000% due 01/15/2026	1,442	1,653
2.375% due 01/15/2025	502	590
2.500% due 01/15/2029	1,642	2,019
3.875% due 04/15/2029	374	529
U.S. Treasury Notes
1.750% due 05/15/2023	100	97
2.125% due 01/31/2021 (h)(j)	8,900	9,044
2.375% due 12/31/2020 (h)	12,100	12,469
2.500% due 05/15/2024 (j)	200	203

		41,386

Total United States (Cost $89,421)		92,950

VIRGIN ISLANDS (BRITISH) 0.0%

CORPORATE BONDS & NOTES 0.0%
GTL Trade Finance, Inc.
7.250% due 10/20/2017	$100	109

Total Virgin Islands (British) (Cost $104)		109

SHORT-TERM INSTRUMENTS 9.8%

CERTIFICATES OF DEPOSIT 0.6%
Intesa Sanpaolo SpA
1.656% due 04/11/2016	$1,700	1,704

REPURCHASE AGREEMENTS (f) 0.2%
		559

SHORT-TERM NOTES 9.0%
Federal Home Loan Bank
0.050% due 08/07/2015	1,400	1,400

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.060% due 08/12/2015	$500	$500
0.064% due 08/26/2015	600	600
0.065% due 08/28/2015	900	900
0.070% due 08/07/2015	1,200	1,200
0.080% due 09/18/2015	300	300
0.083% due 07/15/2015	300	300
0.085% due 08/12/2015 - 09/18/2015	4,700	4,700
0.087% due 09/09/2015	700	700
0.090% due 08/05/2015 - 09/16/2015	7,300	7,299
0.092% due 08/05/2015 - 08/21/2015	2,300	2,300
0.093% due 08/21/2015	1,700	1,700
0.155% due 11/18/2015	1,000	999
Freddie Mac
0.095% due 09/22/2015	1,900	1,899

		24,797

Total Short-Term Instruments (Cost $27,055)		27,060

Total Investments in Securities (Cost $280,372)		270,046

Total Investments 97.7% (Cost $280,372)		$270,046

Financial Derivative Instruments (g)(i) 2.0% (Cost or Premiums, net $238)		5453

Other Assets and Liabilities, net 0.3%		797

Net Assets 100.0%		$276,296

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Zero coupon bond.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Rise Ltd.	4.750%	01/31/2021	02/11/2014	$3,046	$3,044	1.10%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$559	Fannie Mae 2.200% due 10/17/2022	$(572)	$559	$559

Total Repurchase Agreements						$(572)	$559	$559

(1)	Includes accrued interest.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

As of June 30, 2015, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended June 30, 2015 was $143 at a weighted average interest rate of 0.203%.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	07/01/2045	$5,600	$(5,815)	$(5,761)
Fannie Mae	4.000%	07/01/2045	100	(106)	(106)
Fannie Mae	4.500%	07/01/2045	5,000	(5,424)	(5,402)
Fannie Mae	4.500%	08/13/2045	15,000	(16,197)	(16,184)
Fannie Mae	5.500%	07/01/2045	22,000	(24,879)	(24,707)

Total Short Sales				$(52,421)	$(52,160)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$559	$0	$0	$559	$(572)	$(13)

Total Borrowings and Other Financing Transactions	$559	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)   FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$107.500	08/21/2015	39	$1	$1

Total Purchased Options				$1	$1

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	12	$(4)	$0	$0
90-Day Eurodollar June Futures	Short	06/2016	1	0	0	0
90-Day Eurodollar March Futures	Short	03/2017	9	(3)	0	0
90-Day Eurodollar September Futures	Short	09/2016	10	(4)	0	0
Australia Government 10-Year Bond September Futures	Long	09/2015	32	15	26	(13)
Call Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond September Futures	Long	08/2015	26	(3)	13	0
Call Options Strike @ EUR 157.500 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	26	1	0	(4)
Canada Government 10-Year Bond September Futures	Short	09/2015	27	(22)	0	(52)
Euro-Bobl September Futures	Long	09/2015	34	19	22	0
Euro-BTP Italy Government Bond September Futures	Long	09/2015	3	2	3	(1)
Euro-Bund 10-Year Bond September Futures	Long	09/2015	92	(264)	192	0
Euro-Buxl 30-Year Bond September Futures	Long	09/2015	13	(176)	51	0
Put Options Strike @ EUR 147.000 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	26	7	9	0
Put Options Strike @ EUR 148.000 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	16	3	6	0
U.S. Treasury 5-Year Note September Futures	Long	09/2015	27	1	1	0
U.S. Treasury 10-Year Note September Futures	Long	09/2015	555	(538)	0	(17)
U.S. Treasury 30-Year Bond September Futures	Long	09/2015	10	(42)	0	(1)
U.S. Treasury Ultra Long-Term Bond September Futures	Short	09/2015	1	2	0	0
United Kingdom Long Gilt September Futures	Long	09/2015	124	63	242	0

Total Futures Contracts				$(943)	$565	$(88)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
							Asset	Liability
iTraxx Europe Senior 22 5-Year Index	(1.000%	)	12/20/2019	EUR 14,650	$(129)	$105	$89	$0
iTraxx Europe Senior 23 5-Year Index	(1.000%	)	06/20/2020	7,500	(43)	53	52	0

					$(172)	$158	$141	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$3,861	$246	$(27)	$20	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month SEK-LIBOR	1.013%	01/23/2025	SEK	700	$(4)	$(4)	$0	$0
Pay	3-Month SEK-LIBOR	1.023%	01/23/2025		600	(3)	(3)	0	0
Pay	3-Month SEK-LIBOR	1.033%	01/23/2025		600	(3)	(3)	0	0
Pay	3-Month SEK-LIBOR	1.036%	01/23/2025		700	(4)	(4)	1	0
Pay	3-Month SEK-LIBOR	1.080%	01/26/2025		1,400	(7)	(7)	1	0
Pay	3-Month SEK-LIBOR	1.085%	01/26/2025		1,600	(8)	(8)	1	0
Receive	3-Month USD-LIBOR	1.300%	05/06/2017	$	106,000	(149)	(161)	7	0
Receive	3-Month USD-LIBOR	2.250%	12/16/2022		74,100	311	(51)	5	0
Pay	3-Month USD-LIBOR	2.250%	12/16/2022		16,200	(80)	53	0	(6)
Receive	3-Month USD-LIBOR	2.500%	12/16/2025		15,600	126	(38)	11	0
Pay	3-Month USD-LIBOR	2.500%	12/16/2035		4,800	(321)	22	0	(6)
Pay	3-Month USD-LIBOR	2.750%	12/16/2045		5,800	(298)	23	0	(13)
Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	2,600	110	(4)	3	0
Receive	6-Month EUR-EURIBOR	0.150%	09/16/2017	EUR	27,600	3	24	0	(9)
Pay	6-Month EUR-EURIBOR	0.350%	09/16/2020		12,000	(135)	(145)	47	0
Pay	6-Month EUR-EURIBOR	3.250%	09/21/2021		3,800	507	452	23	0
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2023		16,100	1,059	1,180	128	0
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025		20,000	993	1,088	0	(231)
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046		6,900	472	801	0	(184)
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017	GBP	5,700	(49)	10	0	(14)
Pay	6-Month GBP-LIBOR	1.500%	09/16/2020		5,100	(115)	(111)	43	0
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		14,700	447	146	0	(261)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2045		800	105	(7)	0	(28)
Receive	6-Month JPY-LIBOR	0.500%	09/17/2021	JPY	2,330,000	(176)	(1)	0	(17)
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033		3,640,000	1,752	1,843	114	0
Pay	6-Month JPY-LIBOR	1.250%	06/17/2035		240,000	2	(38)	8	0
Pay	6-Month JPY-LIBOR	1.500%	12/20/2044		220,000	10	15	8	0
Pay	28-Day MXN-TIIE	4.300%	09/01/2016	MXN	88,000	25	13	4	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		65,500	(19)	5	18	0
Pay	28-Day MXN-TIIE	5.615%	06/02/2020		67,700	58	33	24	0

						$4,609	$5,123	$446	$(769)

Total Swap Agreements						$4,683	$5,254	$607	$(769)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(h)	Securities with an aggregate market value of $6,258 and cash of $2,582 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (4)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1	$565	$629	$1,195	$0	$(88)	$(769)	$(857)

(4)	Unsettled variation margin asset of $22 for closed swap agreements is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2015		AUD	98	$		76	$0	$0
	07/2015		BRL	5,272			1,906	211	0
	07/2015		JPY	139,000			1,114	0	(21)
	07/2015	$		1,695		BRL	5,272	4	(3)
	07/2015			2,825		DKK	18,891	0	(2)
	07/2015			60,350		JPY	7,462,096	622	0
	08/2015			1,052		SEK	8,800	10	0
	04/2016		DKK	6,359	$		943	0	(15)
	07/2016			18,891			2,853	0	(3)

BPS	07/2015		BRL	33,000			13,096	2,482	0
	07/2015		JPY	7,315,295			59,017	0	(756)
	07/2015	$		10,585		BRL	33,000	43	(14)
	07/2015			1,459		MXN	22,618	0	(20)
	07/2015			858		PLN	3,139	0	(23)
	08/2015		BRL	20,646	$		6,577	13	0
	08/2015	$		57,654		JPY	7,143,296	737	0
	10/2015		DKK	12,349	$		1,878	28	0

BRC	07/2015		PLN	7,400			1,934	0	(33)
	07/2015	$		1,551		PLN	5,745	0	(24)

CBK	07/2015		BRL	5,443	$		1,754	4	0
	07/2015		EUR	1,160			1,307	14	0
	07/2015		PLN	42			12	1	0
	07/2015	$		287		AUD	376	3	0
	07/2015			1,716		BRL	5,443	34	0
	07/2015			4,307		EUR	3,832	24	(59)
	07/2015			1,507		JPY	186,700	18	0
	07/2015			109		MXN	1,668	0	(3)
	07/2015			489		PLN	1,822	2	(6)
	08/2015			10,711		GBP	6,963	227	0
	09/2015		MXN	34,958	$		2,211	1	0
	05/2016		BRL	5,993			1,717	0	(26)

DUB	07/2015			30,303			10,624	938	(61)
	07/2015	$		9,659		BRL	30,303	99	(11)
	10/2015		BRL	6,756	$		2,128	25	0
	04/2016			5,833			1,714	3	0
	04/2016	$		500		CNY	2,965	0	(23)

FBF	07/2015		BRL	18,068	$		5,994	183	0
	07/2015	$		5,884		BRL	18,068	3	(76)
	09/2015		CNY	28,833	$		4,516	0	(183)

GLM	07/2015		AUD	1,765			1,346	0	(15)
	07/2015		BRL	2,058			648	0	(14)
	07/2015		NZD	2,487			1,766	81	0
	07/2015		PLN	27			7	0	0
	07/2015	$		662		BRL	2,058	0	(1)
	07/2015			350		JPY	43,100	2	0
	08/2015		NOK	1,905	$		253	10	0
	08/2015	$		2,236		DKK	14,450	0	(74)
	10/2015		BRL	7,400	$		2,794	491	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
HUS	07/2015		BRL	5,584	$		1,744	$0	$(52)
	07/2015		PLN	4,948			1,322	7	0
	07/2015	$		1,800		BRL	5,584	0	(4)
	07/2015			3,196		EUR	2,868	1	0
	07/2015			5,199		PLN	19,112	4	(124)
	08/2015		EUR	2,868	$		3,198	0	(1)
	04/2016		DKK	28,413			4,201	0	(79)

JPM	07/2015		BRL	7,087			2,459	184	(4)
	07/2015		EUR	3,517			3,975	60	(5)
	07/2015		JPY	122,000			988	0	(9)
	07/2015		NZD	1,025			711	16	0
	07/2015		PLN	23,800			6,338	13	0
	07/2015	$		2,284		BRL	7,087	0	(5)
	07/2015			1,416		CAD	1,768	0	0
	07/2015			2,243		EUR	1,989	0	(26)
	07/2015			482		PLN	1,737	0	(20)
	08/2015			677		BRL	2,140	4	0
	08/2015			2,743		INR	178,237	38	0
	09/2015		CNY	2,378	$		400	12	0
	10/2015		DKK	857			131	2	0
	01/2016		BRL	5,597			1,900	211	0
	01/2016		DKK	2,591			396	7	0
	04/2016		CNY	13,826			2,150	0	(75)
	04/2016		DKK	6,341			941	0	(14)
	04/2016	$		1,830		CNY	10,861	0	(82)

MSB	07/2015		BRL	17,724	$		5,699	11	(12)
	07/2015	$		5,502		BRL	17,724	198	0
	07/2015			1,003		PLN	3,801	7	0
	01/2016		DKK	4,243	$		649	12	0
	05/2016		BRL	19,674			5,584	0	(137)

RYL	09/2015	$		4,600		CNY	29,440	198	0

SCX	07/2015		MXN	24,286	$		1,558	13	0
	08/2015		GBP	630			988	0	(2)
	09/2015	$		1,549		MXN	24,286	0	(13)

SOG	10/2015			1,591		DKK	10,285	0	(50)

UAG	07/2015		BRL	2,432	$		773	0	(9)
	07/2015		EUR	6,700			7,333	7	(144)
	07/2015		JPY	115,600			932	0	(13)
	07/2015	$		784		BRL	2,432	0	(2)
	07/2015			3,029		EUR	2,688	0	(32)
	08/2015		DKK	14,765	$		2,183	0	(26)
	08/2015		EUR	268			301	2	0
	08/2015	$		764		BRL	2,432	9	0
	10/2015		BRL	3,400	$		1,319	261	0
	10/2015		DKK	868			132	2	0

Total Forward Foreign Currency Contracts								$7,592	$(2,406)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC EUR versus USD	$	1.010	07/21/2015	EUR	120	$7	$2
	Put - OTC EUR versus USD		1.050	07/21/2015		137	13	7
	Call - OTC USD versus BRL	BRL	3.280	07/29/2015	$	800	6	4
	Call - OTC USD versus JPY	JPY	127.000	07/20/2015		2,200	12	1

BPS	Call - OTC USD versus JPY		127.000	07/20/2015		2,800	17	1

BRC	Put - OTC EUR versus JPY		130.000	07/21/2015	EUR	200	17	20

CBK	Put - OTC EUR versus USD	$	1.050	07/21/2015		117	10	6

DUB	Call - OTC USD versus BRL	BRL	3.230	07/27/2015	$	700	5	5

FBF	Call - OTC USD versus BRL		3.230	07/27/2015		800	5	6
	Call - OTC USD versus BRL		3.280	07/29/2015		700	5	4

GLM	Put - OTC EUR/USD versus JPY	$1.110/JPY 121.500		07/21/2015		100	8	16

HUS	Put - OTC EUR versus USD	$	1.010	07/21/2015	EUR	101	5	2

JPM	Call - OTC USD versus JPY	JPY	157.500	08/26/2015	$	50,000	5	0

MSB	Put - OTC EUR versus JPY		130.000	07/21/2015	EUR	100	9	10
	Call - OTC USD versus JPY		127.000	07/20/2015	$	900	5	0

							$129	$84

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000%	11/26/2015	EUR	5,700	$93	$52

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount		Cost (1)	Market Value
BRC	Call & Put - OTC 1-Month EUR/USD vs. 1-Month EUR/USD Forward Currency Volatility Agreement	0.000%	07/02/2015	$	900	$0	$0

DUB	Call & Put - OTC 1-Month EUR/USD vs. 1-Month EUR/USD Forward Currency Volatility Agreement	0.000%	07/02/2015		900	0	0

						$0	$0

Total Purchased Options						$222	$136

(1)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC USD versus BRL	BRL	3.090	07/29/2015	$	800	$(6)	$(8)

BPS	Put - OTC USD versus JPY	JPY	117.000	07/02/2015		1,800	(11)	0

DUB	Put - OTC USD versus BRL	BRL	3.050	07/27/2015		700	(4)	(4)

FBF	Put - OTC USD versus BRL		3.030	07/27/2015		800	(5)	(4)
	Put - OTC USD versus BRL		3.090	07/29/2015		700	(5)	(7)

HUS	Call - OTC USD versus CNY	CNY	6.600	02/05/2016		800	(9)	(1)
	Put - OTC USD versus JPY	JPY	118.100	07/20/2015		900	(7)	(1)

JPM	Call - OTC USD versus CNY	CNY	6.600	02/05/2016		740	(9)	(1)

MSB	Put - OTC USD versus JPY	JPY	118.100	07/20/2015		2,200	(16)	(2)

SOG	Put - OTC USD versus JPY		117.000	07/02/2015		1,000	(6)	0

							$(78)	$(28)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC 5-Year Interest Rate Swap (Effective 05/04/2021)	6-Month EUR-EURIBOR	Receive	0.400%	04/29/2016	EUR	3,900	$(14)	$(2)
	Put - OTC 5-Year Interest Rate Swap (Effective 05/04/2021)	6-Month EUR-EURIBOR	Pay	1.400%	04/29/2016		3,900	(34)	(152)

GLM	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.750%	07/10/2015	GBP	4,500	(18)	(16)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.200%	07/13/2015		1,100	(5)	(9)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.400%	07/15/2015		1,100	(9)	0
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.200%	07/15/2015		1,100	(4)	(10)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.750%	09/11/2015	EUR	900	(24)	(1)
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.300%	09/11/2015		900	(26)	(114)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.564%	11/26/2015		2,300	(94)	(95)

JPM	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.400%	07/27/2015	GBP	1,100	(6)	0
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.200%	07/27/2015		1,100	(6)	(14)

								$(240)	$(413)

Total Written Options								$(318)	$(441)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	0	$47,300	AUD	0	EUR	25,900	GBP	4,400	$(1,091)
Sales	24	26,840		4,400		28,680		15,600	(397)
Closing Buys	0	(22,000)		0		(13,100)		(5,600)	588
Expirations	(12)	(26,800)		(4,400)		(18,840)		(2,200)	239
Exercised	(12)	(14,900)		0		(10,740)		(2,200)	343

Balance at End of Period	0	$10,440	AUD	0	EUR	11,900	GBP	10,000	$(318)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Springleaf Finance Corp.	(1.370%	)	12/20/2017	1.874%	$	100	$0	$1	$1	$0

BRC	WPP Group PLC	(3.750%	)	06/20/2017	0.229%	GBP	1,000	0	(111)	0	(111)

GST	UST, Inc.	(0.720%	)	03/20/2018	0.088%	$	1,000	0	(17)	0	(17)

MYC	SABMiller PLC	(1.000%	)	03/20/2020	0.556%	EUR	600	(18)	4	0	(14)
	UBS AG	(1.000%	)	03/20/2017	1.162%	$	2,400	(4)	10	6	0

RYL	Cleveland Electric Illuminating Co.	(0.940%	)	06/20/2017	0.304%		1,000	0	(13)	0	(13)

UAG	Mohawk Industries, Inc.	(1.550%	)	03/20/2016	0.085%		1,000	0	(11)	0	(11)

								$(22)	$(137)	$7	$(166)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	France Government International Bond	0.250%	03/20/2020	0.303%	$ 1,500	$(11)	$8	$0	$(3)

BRC	Brazil Government International Bond	1.000%	03/20/2023	2.975%	800	(43)	(59)	0	(102)
	France Government International Bond	0.250%	03/20/2020	0.303%	400	(3)	2	0	(1)

CBK	Brazil Government International Bond	1.000%	03/20/2016	0.841%	1,400	(13)	15	2	0
	France Government International Bond	0.250%	03/20/2020	0.303%	600	(5)	4	0	(1)
	France Government International Bond	0.250%	06/20/2020	0.321%	100	(1)	1	0	0
	Spain Government International Bond	1.000%	03/20/2019	0.860%	9,800	(175)	227	52	0

GST	France Government International Bond	0.250%	03/20/2020	0.303%	2,600	(24)	18	0	(6)
	France Government International Bond	0.250%	06/20/2020	0.321%	300	(2)	1	0	(1)
	Greece Government International Bond	1.000%	12/20/2015	50.000%	EUR 1,000	(51)	(506)	0	(557)

HUS	France Government International Bond	0.250%	03/20/2020	0.303%	$ 300	(2)	1	0	(1)

JPM	France Government International Bond	0.250%	03/20/2020	0.303%	1,100	(8)	5	0	(3)
	France Government International Bond	0.250%	06/20/2020	0.321%	200	(1)	0	0	(1)

MYC	Brazil Government International Bond	1.000%	06/20/2019	2.267%	1,000	(22)	(25)	0	(47)
	France Government International Bond	0.250%	03/20/2020	0.303%	400	(3)	2	0	(1)
	Spain Government International Bond	1.000%	03/20/2019	0.860%	1,200	(24)	30	6	0

						$(388)	$(276)	$60	$(724)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (6)
								Asset	Liability
BPS	iTraxx Europe Subordinated 23 5-Year Index	(1.000%	)	06/20/2020	EUR 450	$ 14	$5	$19	$0

CBK	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	6,200	245	(46)	199	0

GST	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	700	24	(2)	22	0
	iTraxx Europe Subordinated 23 5-Year Index	(1.000%	)	06/20/2020	2,050	69	16	85	0

MYC	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	3,000	49	47	96	0

						$ 401	$20	$421	$0

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017	CHF	800	$	856	$2	$0	$2	$0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020	EUR	1,900		2,109	18	15	33	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2025		930		1,015	1	29	30	0

BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020		8,100		8,845	120	165	285	0

CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020		8,300		9,296	31	28	59	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2025		3,220		3,510	77	31	108	0

DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020		7,000		7,792	92	6	98	0

FBF	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017	CHF	700		741	(1)	11	10	0

GLM	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017		2,400		2,567	(2)	10	8	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2025	EUR	1,500		1,680	5	1	6	0

UAG	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017	CHF	1,800		1,920	(12)	23	11	0

								$331	$319	$650	$0

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.537%	05/15/2045	GBP	300	$3	$2	$5	$0

BPS	Pay	1-Year BRL-CDI	12.230%	01/04/2021	BRL	5,200	5	(7)	0	(2)

CBK	Pay	1-Month GBP-UKRPI	3.495%	05/15/2045	GBP	150	0	(2)	0	(2)

GLM	Pay	1-Month GBP-UKRPI	3.310%	05/15/2030		250	0	(4)	0	(4)
	Pay	1-Month GBP-UKRPI	3.311%	05/15/2030		250	0	(4)	0	(4)
	Pay	1-Month GBP-UKRPI	3.313%	05/15/2030		200	0	(3)	0	(3)
	Pay	1-Month GBP-UKRPI	3.543%	05/15/2045		200	1	3	4	0

JPM	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	5,700	(1)	(12)	0	(13)

MYC	Pay	1-Month GBP-UKRPI	3.535%	05/15/2045	GBP	300	3	2	5	0

							$11	$(25)	$14	$(28)

Total Swap Agreements							$333	$(99)	$1,152	$(918)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(j)	Securities with an aggregate market value of $865 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (8)
BOA	$847	$14	$71	$932	$(44)	$(8)	$(3)	$(55)	$877	$(740)	$137
BPS	3,303	1	304	3,608	(813)	0	(2)	(815)	2,793	(2,600)	193
BRC	0	20	0	20	(57)	(154)	(214)	(425)	(405)	345	(60)
CBK	328	6	420	754	(94)	0	(3)	(97)	657	(520)	137
DUB	1,065	5	98	1,168	(95)	(4)	0	(99)	1,069	(1,230)	(161)
FBF	186	10	10	206	(259)	(11)	0	(270)	(64)	0	(64)
GLM	584	68	18	670	(104)	(245)	(11)	(360)	310	(260)	50
GST	0	0	107	107	0	0	(581)	(581)	(474)	254	(220)
HUS	12	2	0	14	(260)	(2)	(1)	(263)	(249)	265	16
JPM	547	0	0	547	(240)	(15)	(17)	(272)	275	(140)	135
MSB	228	10	0	238	(149)	(2)	0	(151)	87	0	87
MYC	0	0	113	113	0	0	(62)	(62)	51	0	51
RYL	198	0	0	198	0	0	(13)	(13)	185	(270)	(85)
SCX	13	0	0	13	(15)	0	0	(15)	(2)	0	(2)
SOG	0	0	0	0	(50)	0	0	(50)	(50)	(10)	(60)
UAG	281	0	11	292	(226)	0	(11)	(237)	55	0	55

Total Over the Counter	$7,592	$136	$1,152	$8,880	$(2,406)	$(441)	$(918)	$(3,765)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	565	565
Swap Agreements	0	161	0	0	468	629

	$0	$161	$0	$0	$1,034	$1,195

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,592	$0	$7,592
Purchased Options	0	0	0	84	52	136
Swap Agreements	0	488	0	650	14	1,152

	$0	$488	$0	$8,326	$66	$8,880

	$0	$649	$0	$8,326	$1,100	$10,075

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$88	$88
Swap Agreements	0	0	0	0	769	769

	$0	$0	$0	$0	$857	$857

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,406	$0	$2,406
Written Options	0	0	0	28	413	441
Swap Agreements	0	890	0	0	28	918

	$0	$890	$0	$2,434	$441	$3,765

	$0	$890	$0	$2,434	$1,298	$4,622

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(4)	$(4)
Written Options	0	0	0	0	4	4
Futures	0	0	0	0	(1,335)	(1,335)
Swap Agreements	0	(168)	0	0	(777)	(945)

	$0	$(168)	$0	$0	$(2,112)	$(2,280)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,266	$0	$2,266
Purchased Options	0	(4)	0	77	0	73
Written Options	0	29	0	653	55	737
Swap Agreements	0	19	0	(3,563)	58	(3,486)

	$0	$44	$0	$(567)	$113	$(410)

	$0	$(124)	$0	$(567)	$(1,999)	$(2,690)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(123)	$0	$0	$0	$(1,302)	$(1,425)
Swap Agreements	0	225	0	0	2,123	2,348

	$(123)	$225	$0	$0	$821	$923

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$694	$0	$694
Purchased Options	0	0	0	(214)	(109)	(323)
Written Options	0	(34)	0	89	(74)	(19)
Swap Agreements	0	(304)	0	1,446	(3)	1,139

	$0	$(338)	$0	$2,015	$(186)	$1,491

	$(123)	$(113)	$0	$2,015	$635	$2,414

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Australia
Mortgage-Backed Securities	$0	$188	$0	$188
Sovereign Issues	0	1,144	0	1,144
Bermuda
Bank Loan Obligations	0	0	3,044	3,044
Brazil
Corporate Bonds & Notes	0	2,488	0	2,488
Sovereign Issues	0	20,025	0	20,025
Canada
Sovereign Issues	0	2,262	0	2,262
Cayman Islands
Asset-Backed Securities	0	1,800	0	1,800
Denmark
Corporate Bonds & Notes	0	12,084	0	12,084
France
Sovereign Issues	0	13,478	0	13,478
Germany
Corporate Bonds & Notes	0	4,486	0	4,486
Sovereign Issues	0	3,488	0	3,488
Greece
Corporate Bonds & Notes	0	274	0	274
Sovereign Issues	0	427	0	427
Guernsey, Channel Islands
Corporate Bonds & Notes	0	355	0	355
Ireland
Corporate Bonds & Notes	0	3,051	0	3,051

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Italy
Asset-Backed Securities	$0	$4	$0	$4
Corporate Bonds & Notes	0	3,650	0	3,650
Mortgage-Backed Securities	0	1,413	0	1,413
Sovereign Issues	0	31,707	0	31,707
Japan
Corporate Bonds & Notes	0	299	0	299
Mexico
Corporate Bonds & Notes	0	800	0	800
Sovereign Issues	0	238	0	238
Netherlands
Asset-Backed Securities	0	366	0	366
Corporate Bonds & Notes	0	2,720	0	2,720
Norway
Corporate Bonds & Notes	0	2,154	0	2,154
Sovereign Issues	0	231	0	231
Portugal
Corporate Bonds & Notes	0	1,125	0	1,125
Qatar
Corporate Bonds & Notes	0	1,601	0	1,601
Slovenia
Sovereign Issues	0	6,368	0	6,368
South Korea
Sovereign Issues	0	1,659	0	1,659
Spain
Corporate Bonds & Notes	0	113	0	113
Sovereign Issues	0	6,299	0	6,299
Supranational
Corporate Bonds & Notes	0	356	0	356

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	23

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

June 30, 2015 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Sweden
Corporate Bonds & Notes	$0	$497	$0	$497
Switzerland
Corporate Bonds & Notes	0	4,937	0	4,937
United Arab Emirates
Sovereign Issues	0	1,650	0	1,650
United Kingdom
Corporate Bonds & Notes	0	3,649	0	3,649
Sovereign Issues	0	9,497	0	9,497
United States
Asset-Backed Securities	0	7,552	0	7,552
Bank Loan Obligations	0	1,181	0	1,181
Corporate Bonds & Notes	0	11,552	0	11,552
Mortgage-Backed Securities	0	25,595	1,256	26,851
Municipal Bonds & Notes	0	1,837	0	1,837
Preferred Securities	87	0	0	87
U.S. Government Agencies	0	2,504	0	2,504
U.S. Treasury Obligations	0	41,386	0	41,386
Virgin Islands (British)
Corporate Bonds & Notes	0	109	0	109
Short-Term Instruments
Certificates of Deposit	0	1,704	0	1,704
Repurchase Agreements	0	559	0	559
Short-Term Notes	0	24,797	0	24,797

Total Investments	$87	$265,659	$4,300	$270,046

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(52,160)	$0	$(52,160)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	565	608	0	1,173
Over the counter	0	8,880	0	8,880
	$565	$9,488	$0	$10,053

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(88)	(769)	0	(857)
Over the counter	0	(3,765)	0	(3,765)
	$(88)	$(4,534)	$0	$(4,622)

Totals	$564	$218,453	$4,300	$223,317

There were no significant transfers between Levels 1 and 2 during the period ended June 30, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended June 30, 2015:

Category and Subcategory	Beginning Balance at 12/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2015 (1)
Investments in Securities, at Value
Bermuda
Bank Loan Obligations	$3,159	$0	$(101)	$(2)	$(1)	$(11)	$0	$0	$3,044	$(11)
United States
Corporate Bonds & Notes	1,319	0	(127)	(4)	(1)	(41)	0	(1,146)	0	0
Mortgage-Backed Securities	1,420	0	(166)	1	5	(4)	0	0	1,256	(9)

Totals	$5,898	$0	$(394)	$(5)	$3	$(56)	$0	$(1,146)	$4,300	$(20)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bermuda
Bank Loan Obligations	$3,044	Proxy Pricing	Base Price	100.50
United States
Mortgage-Backed Securities	1,149	Proxy Pricing	Base Price	94.35
	107	Third Party Vendor	Broker Quote	76.63

Total	$4,300

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2015 (Unaudited)

1. ORGANIZATION

The PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing

Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans, assignments of all or a portion of loans from third parties, or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2015, the Portfolio had no unfunded loan commitments outstanding.

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at June 30, 2015 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises   The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Straddle Options  The Portfolio may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the

Portfolio could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

SEMIANNUAL REPORT	JUNE 30, 2015	37

Notes to Financial Statements (Cont.)

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the

Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board

SEMIANNUAL REPORT	JUNE 30, 2015	39

Notes to Financial Statements (Cont.)

meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$601,801	$615,322	$91,146	$101,311

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	66	$772	144	$1,809
Administrative Class	1,244	14,587	3,647	46,145
Advisor Class	262	3,063	713	9,021
Issued as reinvestment of distributions
Institutional Class	6	73	31	377
Administrative Class	212	2,479	1,177	14,476
Advisor Class	30	355	167	2,056
Cost of shares redeemed
Institutional Class	(34)	(401)	(98)	(1,222)
Administrative Class	(2,461)	(28,880)	(6,029)	(76,039)
Advisor Class	(335)	(3,917)	(666)	(8,376)
Net (decrease) resulting from Portfolio share transactions	(1,010)	$(11,869)	(914)	$(11,753)

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

As of June 30, 2015, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 82% of the Portfolio. One shareholder is a related party and comprises 33% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$281,202	$6,245	$(17,401)	$(11,156)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	41

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone
BRL	Brazilian Real	GBP	British Pound	NZD	New Zealand Dollar
CAD	Canadian Dollar	INR	Indian Rupee	PLN	Polish Zloty
CHF	Swiss Franc	JPY	Japanese Yen	SEK	Swedish Krona
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	USD (or $)	United States Dollar
DKK	Danish Krone

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	UKRPI	United Kingdom Retail Price Index

Other Abbreviations:
ABS	Asset-Backed Security	BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CDI	Brazil Interbank Deposit Rate	PIK	Payment-in-Kind
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio

42	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	43

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT25SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Global Bond Portfolio (Unhedged)

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that

4	PIMCO VARIABLE INSURANCE TRUST

transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

SEMIANNUAL REPORT	JUNE 30, 2015	5

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown†

United States	34.4%
Italy	13.6%
Short-Term Instruments	10.0%
Brazil	8.3%
France	5.0%
Other	28.7%
†	% of Investments, at value as of 06/30/15

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	Class Inception (01/31/2006)
PIMCO Global Bond Portfolio (Unhedged) Institutional Class	-3.82%	-7.26%	2.57%	4.72%
JPMorgan GBI Global FX NY Index Unhedged in USD±	-3.42%	-7.46%	1.35%	3.80%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.76% for Institutional Class shares.

± JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. The index launched on 5/31/2004. The index performance shown prior to that date is calculated using the JPMorgan Global Index (Unhedged), which was the Portfolio’s primary benchmark index from the Portfolio’s inception until 5/31/2004. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$961.80	$1,020.96
Expenses Paid During Period†	$3.63	$3.74
Net Annualized Expense Ratio	0.75%	0.75%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Global Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities, and may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro), or the U.S. dollar.

Portfolio Insights

»	Exposure to core European duration (or sensitivity to changes in market interest rates) detracted from performance as German bund yields increased over the reporting period.

»	An underweight to Canadian duration detracted from relative performance as Canadian interest rates declined over the reporting period.

»	Negative carry (or the rate of interest earned by holding the respective securities) from an underweight position to U.S. duration detracted from performance over the reporting period.

»	An overweight to duration in Italy and Spain detracted from relative performance as European sovereign debt peripheral spreads widened over the reporting period.

»	Exposure to Brazilian local bonds during the last two months of the reporting period detracted from relative performance as Brazilian yields increased over this period.

»	An underweight to the euro contributed to relative performance as this currency depreciated relative to the U.S. dollar over the reporting period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to relative performance as breakeven inflation rates increased over the reporting period.

»	Positions in non-agency mortgage-backed securities contributed to relative performance as prices for the securities increased over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Bond Portfolio (Unhedged)

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Institutional Class
Net asset value beginning of year or period	$11.95	$12.34	$13.72	$13.83	$13.49	$12.72
Net investment income (a)	0.13	0.35	0.36	0.45	0.51	0.47
Net realized/unrealized gain (loss)	(0.58)	(0.05)	(1.50)	0.52	0.52	1.01
Total from Investment Operations	(0.45)	0.30	(1.14)	0.97	1.03	1.48
Dividends from net investment income	(0.13)	(0.32)	(0.15)	(0.25)	(0.38)	(0.38)
Distributions from net realized capital gains	0.00	(0.36)	(0.09)	(0.83)	(0.31)	(0.33)
Tax basis return of capital	0.00	(0.01)	0.00	0.00	0.00	0.00
Total distributions	(0.13)	(0.69)	(0.24)	(1.08)	(0.69)	(0.71)
Net asset value end of year or period	$11.37	$11.95	$12.34	$13.72	$13.83	$13.49
Total return	(3.82)%	2.42%	(8.34)%	7.10%	7.72%	11.81%
Net assets end of year or period (000s)	$6,867	$6,757	$6,037	$6,647	$7,766	$5,156
Ratio of expenses to average net assets	0.75%*	0.76%	0.78%	0.76%	0.75%	0.76%
Ratio of expenses to average net assets excluding interest expense	0.75%*	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	2.23%*	2.76%	2.82%	3.14%	3.64%	3.55%
Portfolio turnover rate	262%	496%	335%	362%	506%	849%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	7

Statement of Assets and Liabilities PIMCO Global Bond Portfolio (Unhedged)

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$270,046
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,195
Over the counter	8,880
Cash	2
Deposits with counterparty	2,582
Foreign currency, at value	1,404
Receivable for Investments sold~	139,275
Receivable for Portfolio shares sold	653
Interest and dividends receivable	2,128
Total Assets	426,165

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$52,160
Financial Derivative Instruments
Exchange-traded or centrally cleared	857
Over the counter	3,765
Payable for investments purchased~	84,551
Payable for investments purchased on a delayed-delivery basis	2,823
Deposits from counterparty	5,170
Payable for Portfolio shares redeemed	335
Accrued investment advisory fees	57
Accrued supervisory and administrative fees	114
Accrued distribution fees	7
Accrued servicing fees	29
Other liabilities	1
Total Liabilities	149,869

Net Assets	$276,296

Net Assets Consist of:
Paid in capital	$294,583
(Overdistributed) net investment income	(8,045)
Accumulated undistributed net realized (loss)	(9,381)
Net unrealized (depreciation)	(861)
$276,296

Net Assets:
Institutional Class	$6,867
Administrative Class	233,694
Advisor Class	35,735

Shares Issued and Outstanding:
Institutional Class	604
Administrative Class	20,557
Advisor Class	3,143

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.37
Administrative Class	11.37
Advisor Class	11.37

Cost of Investments in securities	$280,372
Cost of Foreign Currency Held	$1,409
Proceeds Received on Short Sales	$52,421
Cost or Premiums of Financial Derivative Instruments, net	$238

* Includes repurchase agreements of:	$559

~	A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Bond Portfolio (Unhedged)

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$4,250
Dividends	1
Total Income	4,251

Expenses:
Investment advisory fees	357
Supervisory and administrative fees	715
Servicing fees - Administrative Class	182
Distribution and/or servicing fees - Advisor Class	46
Trustee fees	2
Interest expense	3
Total Expenses	1,305

Net Investment Income	2,946

Net Realized (Loss):
Investments in securities	(8,517)
Exchange-traded or centrally cleared financial derivative instruments	(2,280)
Over the counter financial derivative instruments	(410)
Foreign currency	3,544

Net Realized (Loss)	(7,663)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(8,305)
Exchange-traded or centrally cleared financial derivative instruments	923
Over the counter financial derivative instruments	1,491
Foreign currency assets and liabilities	(732)

Net Change in Unrealized (Depreciation)	(6,623)

Net (Decrease) in Net Assets Resulting from Operations	$(11,340)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statements of Changes in Net Assets PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$2,946	$8,382
Net realized (loss)	(7,663)	(8,883)
Net change in unrealized appreciation (depreciation)	(6,623)	7,857

Net Increase (Decrease) in Net Assets Resulting from Operations	(11,340)	7,356

Distributions to Shareholders:
From net investment income
Institutional Class	(73)	(167)
Administrative Class	(2,479)	(6,573)
Advisor Class	(355)	(888)
From net realized capital gains
Institutional Class	0	(204)
Administrative Class	0	(7,640)
Advisor Class	0	(1,131)
Tax Basis Return of Capital
Institutional Class	0	(6)
Administrative Class	0	(263)
Advisor Class	0	(37)

Total Distributions	(2,907)	(16,909)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(11,869)	(11,753)

Total (Decrease) in Net Assets	(26,116)	(21,306)

Net Assets:
Beginning of period	302,412	323,718
End of period*	$276,296	$302,412

* Including (overdistributed) net investment income of:	$(8,045)	$(8,084)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged)

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.7%

AUSTRALIA 0.5%

MORTGAGE-BACKED SECURITIES 0.1%
Puma Global Trust
0.421% due 02/21/2038		$87	$87
Torrens Trust
2.460% due 10/19/2038	AUD	132	101

			188

SOVEREIGN ISSUES 0.4%
New South Wales Treasury Corp.
4.000% due 05/20/2026		600	488
Queensland Treasury Corp.
4.250% due 07/21/2023		800	656

			1,144

Total Australia (Cost $1,542)			1,332

BERMUDA 1.1%

BANK LOAN OBLIGATIONS 1.1%
Rise Ltd.
4.750% due 01/31/2021 (e)		$3,027	3,044

Total Bermuda (Cost $3,046)			3,044

BRAZIL 8.1%

CORPORATE BONDS & NOTES 0.9%
Banco Santander Brasil S.A.
4.250% due 01/14/2016		$200	203
Banco Votorantim S.A.
5.250% due 02/11/2016		100	102
CSN Islands Corp.
6.875% due 09/21/2019		200	179
Petrobras Global Finance BV
3.163% due 03/17/2020		1,100	1,051
4.875% due 03/17/2020		1,000	953

			2,488

SOVEREIGN ISSUES 7.2%
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015 (b)	BRL	33,000	10,611
0.000% due 10/01/2015 (b)		10,800	3,357
0.000% due 01/01/2018 (b)		3,200	754
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		5,900	1,712
10.000% due 01/01/2025		12,900	3,591

			20,025

Total Brazil (Cost $27,542)			22,513

CANADA 0.8%

SOVEREIGN ISSUES 0.8%
Province of Ontario
3.450% due 06/02/2045	CAD	400	337
3.500% due 06/02/2024		2,200	1,925

Total Canada (Cost $2,484)			2,262

CAYMAN ISLANDS 0.7%

ASSET-BACKED SECURITIES 0.7%
Gallatin CLO Ltd.
1.545% due 07/15/2023		$800	799
Golden Knight CDO Ltd.
0.515% due 04/15/2019		203	203

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Octagon Investment Partners Ltd.
1.549% due 05/05/2023		$800	$798

Total Cayman Islands (Cost $1,802)			1,800

DENMARK 4.4%

CORPORATE BONDS & NOTES 4.4%
Nordea Kredit Realkreditaktieselskab
2.000% due 04/01/2016	DKK	13,000	1,973
Nykredit Realkredit A/S
1.000% due 07/01/2016		18,700	2,827
2.000% due 10/01/2015		13,800	2,077
2.000% due 04/01/2016		14,800	2,248
Realkredit Danmark A/S
1.000% due 04/01/2016		12,700	1,916
2.000% due 01/01/2016		6,900	1,043

Total Denmark (Cost $11,989)			12,084

FRANCE 4.9%

SOVEREIGN ISSUES 4.9%
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$1,700	1,796
France Government Bond
0.250% due 07/25/2024 (c)	EUR	1,883	2,229
1.750% due 11/25/2024		400	472
3.250% due 05/25/2045		1,600	2,197
4.500% due 04/25/2041		4,100	6,784

Total France (Cost $14,162)			13,478

GERMANY 2.9%

CORPORATE BONDS & NOTES 1.6%
FMS Wertmanagement AoeR
2.750% due 06/03/2016	EUR	3,600	4,118
Landwirtschaftliche Rentenbank
5.375% due 04/23/2024	NZD	500	368

			4,486

SOVEREIGN ISSUES 1.3%
Free State of Bavaria
3.500% due 01/27/2016	EUR	749	852
Republic of Germany
4.250% due 07/04/2039		800	1,382
State of Berlin
3.000% due 03/29/2016		1,100	1,254

			3,488

Total Germany (Cost $9,213)			7,974

GREECE 0.3%

CORPORATE BONDS & NOTES 0.1%
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	300	274

SOVEREIGN ISSUES 0.2%
Republic of Greece Government International Bond
5.000% due 08/22/2016	JPY	90,000	427

Total Greece (Cost $1,231)			701

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$336	$355

Total Guernsey, Channel Islands (Cost $336)			355

IRELAND 1.1%

CORPORATE BONDS & NOTES 1.1%
Depfa ACS Bank
3.875% due 11/14/2016	EUR	200	234
4.875% due 05/21/2019		700	915
5.125% due 03/16/2037		$900	1,071
German Postal Pensions Securitisation PLC
4.250% due 01/18/2017	EUR	700	831

Total Ireland (Cost $3,394)			3,051

ITALY 13.3%

ASSET-BACKED SECURITIES 0.0%
Locat Securitisation Vehicle SRL
0.146% due 12/12/2028	EUR	4	4

CORPORATE BONDS & NOTES 1.3%
Banca Carige SpA
3.875% due 10/24/2018		1,200	1,471
Banco Popolare SC
3.500% due 03/14/2019		400	458
Intesa Sanpaolo SpA
3.625% due 08/12/2015		$1,500	1,504
UniCredit SpA
6.750% due 09/10/2021 (d)	EUR	200	217

			3,650

MORTGAGE-BACKED SECURITIES 0.5%
Casa D’este Finance SRL
0.336% due 09/15/2021		331	364
Claris ABS
0.412% due 10/31/2060		955	1,049

			1,413

SOVEREIGN ISSUES 11.5%
Italy Buoni Poliennali Del Tesoro
3.250% due 09/01/2046		100	112
3.750% due 09/01/2024		3,500	4,374
4.000% due 02/01/2037		4,200	5,257
4.500% due 05/01/2023		3,200	4,216
4.500% due 03/01/2024		1,000	1,315
4.750% due 08/01/2023		6,100	8,157
5.000% due 03/01/2025		4,200	5,744
5.000% due 09/01/2040		900	1,289
5.500% due 11/01/2022		900	1,243

			31,707

Total Italy (Cost $40,307)			36,774

JAPAN 0.1%

CORPORATE BONDS & NOTES 0.1%
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.700% due 03/05/2018		$300	299

Total Japan (Cost $300)			299

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO 0.4%

CORPORATE BONDS & NOTES 0.3%
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		$800	$800

SOVEREIGN ISSUES 0.1%
Mexico Government International Bond
7.500% due 06/03/2027	MXN	3,400	238

Total Mexico (Cost $1,100)			1,038

NETHERLANDS 1.1%

ASSET-BACKED SECURITIES 0.1%
Panther CDO BV
0.364% due 10/15/2084	EUR	343	366

CORPORATE BONDS & NOTES 1.0%
Schaeffler Holding Finance BV (6.875% Cash or 6.875% PIK)
6.875% due 08/15/2018 (a)		2,100	2,433
Waha Aerospace BV
3.925% due 07/28/2020		$275	287

			2,720

Total Netherlands (Cost $3,623)			3,086

NORWAY 0.9%

CORPORATE BONDS & NOTES 0.8%
Eksportfinans ASA
2.000% due 09/15/2015		$800	801
2.375% due 05/25/2016		200	201
5.500% due 05/25/2016		500	515
5.500% due 06/26/2017		600	637

			2,154

SOVEREIGN ISSUES 0.1%
Norway Government Bond
3.750% due 05/25/2021	NOK	1,600	231

Total Norway (Cost $2,339)			2,385

PORTUGAL 0.4%

CORPORATE BONDS & NOTES 0.4%
Novo Banco S.A.
4.000% due 01/21/2019	EUR	400	445
5.000% due 05/14/2019		600	680

Total Portugal (Cost $1,234)			1,125

QATAR 0.6%

CORPORATE BONDS & NOTES 0.6%
Qatari Diar Finance Co.
3.500% due 07/21/2015		$1,600	1,601

Total Qatar (Cost $1,600)			1,601

SLOVENIA 2.3%

SOVEREIGN ISSUES 2.3%
Slovenia Government International Bond
4.125% due 01/26/2020	EUR	4,600	5,800
5.850% due 05/10/2023		$500	568

Total Slovenia (Cost $6,927)			6,368

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH KOREA 0.6%

SOVEREIGN ISSUES 0.6%
Export-Import Bank of Korea
4.125% due 09/09/2015		$500	$503
6.460% due 02/27/2017	MXN	5,000	323
Republic of Korea
7.125% due 04/16/2019		$700	833

Total South Korea (Cost $1,663)			1,659

SPAIN 2.3%

CORPORATE BONDS & NOTES 0.0%
BPE Financiaciones S.A.
2.875% due 05/19/2016	EUR	100	113

SOVEREIGN ISSUES 2.3%
Autonomous Community of Catalonia
4.950% due 02/11/2020		1,000	1,227
Spain Government International Bond
3.800% due 04/30/2024		1,100	1,384
4.800% due 01/31/2024		300	405
5.150% due 10/31/2044		900	1,342
5.400% due 01/31/2023		1,400	1,941

			6,299

Total Spain (Cost $7,436)			6,412

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%
European Investment Bank
0.500% due 07/21/2023	AUD	600	356

Total Supranational (Cost $410)			356

SWEDEN 0.2%

CORPORATE BONDS & NOTES 0.2%
Swedbank AB
2.200% due 03/04/2020		$500	497

Total Sweden (Cost $500)			497

SWITZERLAND 1.8%

CORPORATE BONDS & NOTES 1.8%
UBS AG
4.750% due 05/22/2023		$1,400	1,415
5.125% due 05/15/2024		1,000	991
7.250% due 02/22/2022		2,400	2,531

Total Switzerland (Cost $5,040)			4,937

UNITED ARAB EMIRATES 0.6%

SOVEREIGN ISSUES 0.6%
Emirate of Abu Dhabi Government International Bond
6.750% due 04/08/2019		$1,400	1,650

Total United Arab Emirates (Cost $1,473)			1,650

UNITED KINGDOM 4.7%

CORPORATE BONDS & NOTES 1.3%
Barclays Bank PLC
7.625% due 11/21/2022		$600	684
Barclays PLC
6.500% due 09/15/2019 (d)	EUR	200	223

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	600	$1,124
Tesco PLC
6.125% due 02/24/2022		950	1,618

			3,649

SOVEREIGN ISSUES 3.4%
United Kingdom Gilt
2.750% due 09/07/2024		300	499
3.250% due 01/22/2044		2,100	3,644
3.500% due 01/22/2045		1,500	2,726
4.250% due 12/07/2040		1,300	2,628

			9,497

Total United Kingdom (Cost $13,099)			13,146

UNITED STATES 33.6%

ASSET-BACKED SECURITIES 2.7%
Amortizing Residential Collateral Trust
0.767% due 07/25/2032		$1	1
0.887% due 10/25/2031		2	1
Conseco Finance Securitizations Corp.
7.490% due 07/01/2031		1,475	1,647
Countrywide Asset-Backed Certificates
0.587% due 08/25/2034		154	145
Countrywide Asset-Backed Certificates Trust
0.637% due 04/25/2036		1,000	877
Credit Suisse First Boston Mortgage Securities Corp.
0.805% due 01/25/2032		1	1
Credit-Based Asset Servicing and Securitization LLC
0.245% due 11/25/2036		23	13
EMC Mortgage Loan Trust
0.635% due 05/25/2043		351	345
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^		176	105
JPMorgan Mortgage Acquisition Trust
0.467% due 03/25/2047		1,632	898
Morgan Stanley ABS Capital, Inc. Trust
0.297% due 03/25/2037		1,281	718
0.437% due 08/25/2036		3,119	1,947
0.987% due 07/25/2037		817	799
SACO, Inc.
0.587% due 04/25/2035		9	8
Securitized Asset-Backed Receivables LLC Trust
0.237% due 12/25/2036		9	5
Structured Asset Securities Corp. Mortgage Loan Trust
1.684% due 04/25/2035		18	17
Washington Mutual Asset-Backed Certificates Trust
0.245% due 10/25/2036		48	25

			7,552

BANK LOAN OBLIGATIONS 0.4%
H.J. Heinz Co.
3.250% due 06/05/2020		1,179	1,181

CORPORATE BONDS & NOTES 4.2%
Ally Financial, Inc.
3.600% due 05/21/2018		1,100	1,102
Bank of America Corp.
5.750% due 12/01/2017		200	218
7.625% due 06/01/2019		1,400	1,662
Bank of America N.A.
0.586% due 06/15/2017		1,300	1,291

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Cos. LLC
7.250% due 02/01/2018	$1,000	$1,133
BellSouth Corp.
4.821% due 04/26/2021	800	823
Citigroup, Inc.
0.967% due 04/27/2018	700	698
Cleveland Electric Illuminating Co.
5.700% due 04/01/2017	520	555
Continental Airlines Pass-Through Trust
9.000% due 01/08/2018	715	763
International Lease Finance Corp.
5.750% due 05/15/2016	500	513
8.625% due 09/15/2015	900	912
Kinder Morgan Energy Partners LP
6.500% due 04/01/2020	100	114
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^	800	93
SABMiller Holdings, Inc.
4.950% due 01/15/2042	400	407
Southwestern Energy Co.
4.100% due 03/15/2022	300	294
7.500% due 02/01/2018	100	112
UAL Pass-Through Trust
10.400% due 05/01/2018	351	383
Wells Fargo & Co.
3.000% due 02/19/2025	500	479

		11,552

MORTGAGE-BACKED SECURITIES 9.7%
Adjustable Rate Mortgage Trust
2.758% due 09/25/2035	26	23
American Home Mortgage Assets Trust
0.377% due 05/25/2046 ^	359	265
0.397% due 10/25/2046	597	417
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	1,194	1,027
Banc of America Funding Trust
2.671% due 02/20/2036	369	367
2.985% due 10/20/2046 ^	144	110
5.500% due 01/25/2036	531	566
BCAP LLC Trust
0.357% due 01/25/2037 ^	335	269
5.250% due 04/26/2037	1,620	1,512
Bear Stearns Adjustable Rate Mortgage Trust
2.160% due 08/25/2035	102	103
2.454% due 10/25/2033	16	16
2.459% due 05/25/2034	13	12
2.515% due 03/25/2035	33	33
2.564% due 08/25/2033	16	16
2.648% due 05/25/2034	47	45
2.774% due 05/25/2047 ^	428	384
3.033% due 11/25/2034	10	10
Bear Stearns ALT-A Trust
2.635% due 09/25/2035	165	142
2.689% due 11/25/2035 ^	191	144
2.810% due 08/25/2036 ^	250	188
Bear Stearns Structured Products, Inc. Trust
2.331% due 12/26/2046	139	107
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.367% due 07/25/2036	87	78
Citigroup Commercial Mortgage Trust
0.936% due 06/15/2033	1,600	1,594
5.899% due 12/10/2049	400	401
Citigroup Mortgage Loan Trust, Inc.
2.410% due 09/25/2035	53	53
2.570% due 10/25/2035 ^	1,322	1,308

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.279% due 09/25/2035 ^	$810	$701
Countrywide Alternative Loan Trust
0.357% due 01/25/2037 ^	550	529
0.367% due 02/20/2047	294	220
0.382% due 12/20/2046	590	453
0.397% due 03/20/2046	178	141
0.397% due 07/20/2046 ^	359	269
0.467% due 02/25/2037	222	179
0.537% due 05/25/2037 ^	93	57
1.658% due 11/25/2035	43	35
2.198% due 11/25/2035	43	36
5.187% due 11/25/2035 ^	360	291
5.250% due 06/25/2035 ^	31	29
6.000% due 04/25/2037 ^	77	58
6.000% due 02/25/2047	840	728
6.250% due 08/25/2037 ^	42	36
6.500% due 06/25/2036 ^	205	168
Countrywide Home Loan Mortgage Pass-Through Trust
0.417% due 05/25/2035	99	85
0.477% due 04/25/2035	28	24
0.507% due 03/25/2035	125	100
0.517% due 02/25/2035	11	10
0.787% due 03/25/2035	583	527
0.947% due 09/25/2034	11	10
2.330% due 02/20/2036	534	463
2.429% due 11/25/2034	27	25
2.598% due 11/19/2033	20	19
2.629% due 05/25/2047	151	129
2.680% due 08/25/2034	7	7
5.500% due 10/25/2035	142	140
Credit Suisse Commercial Mortgage Trust
6.500% due 07/26/2036 ^	146	89
Credit Suisse First Boston Mortgage Securities Corp.
2.559% due 08/25/2033	24	24
6.500% due 04/25/2033	1	1
Deutsche ALT-B Securities, Inc.
5.886% due 10/25/2036 ^	396	332
First Horizon Mortgage Pass-Through Trust
6.250% due 08/25/2017	2	2
GreenPoint Mortgage Funding Trust
0.457% due 11/25/2045	12	10
GSR Mortgage Loan Trust
1.860% due 03/25/2033	11	11
2.340% due 06/25/2034	6	6
2.682% due 09/25/2035	304	306
HarborView Mortgage Loan Trust
0.928% due 02/19/2034	1	1
1.008% due 12/19/2036 ^	182	152
2.527% due 05/19/2033	25	25
IndyMac Mortgage Loan Trust
4.534% due 09/25/2035	315	271
JPMorgan Mortgage Trust
1.990% due 11/25/2033	13	13
2.555% due 07/25/2035	147	149
2.559% due 01/25/2037	388	359
2.594% due 02/25/2035	12	12
2.642% due 07/25/2035	174	174
Luminent Mortgage Trust
0.427% due 04/25/2036	664	440
MASTR Adjustable Rate Mortgages Trust
2.440% due 05/25/2034	894	875
MASTR Alternative Loan Trust
0.587% due 03/25/2036	55	14
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.626% due 12/15/2030	9	9

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
0.397% due 02/25/2036	$144	$133
0.437% due 08/25/2036	16	15
2.182% due 02/25/2033	17	16
2.477% due 02/25/2036	99	97
Merrill Lynch Mortgage-Backed Securities Trust
2.843% due 04/25/2037 ^	13	11
Nomura Asset Acceptance Corp Alternative Loan Trust
2.439% due 10/25/2035	27	25
Residential Accredit Loans, Inc. Trust
0.337% due 02/25/2047	179	105
0.367% due 06/25/2046	477	212
0.397% due 04/25/2046	200	105
6.000% due 12/25/2036 ^	635	524
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035 ^	184	172
RiverView HECM Trust
0.247% due 07/25/2047	1,218	1,149
Structured Adjustable Rate Mortgage Loan Trust
2.480% due 04/25/2034	41	41
2.637% due 02/25/2034	17	17
2.702% due 09/25/2034	40	40
Structured Asset Mortgage Investments Trust
0.377% due 07/25/2046	567	452
0.397% due 05/25/2046	122	96
0.407% due 05/25/2036	575	419
0.407% due 09/25/2047	569	458
0.438% due 07/19/2035	303	294
0.467% due 02/25/2036	664	544
0.768% due 07/19/2034	4	4
0.888% due 03/19/2034	7	7
Suntrust Alternative Loan Trust
0.837% due 12/25/2035 ^	1,361	1,059
WaMu Mortgage Pass-Through Certificates Trust
0.457% due 12/25/2045	64	62
0.497% due 01/25/2045	10	9
0.507% due 01/25/2045	10	9
0.858% due 02/25/2047 ^	494	399
1.558% due 08/25/2042	6	6
1.796% due 01/25/2037 ^	38	33
2.023% due 12/25/2036 ^	7	6
2.187% due 07/25/2046	229	208
2.226% due 06/25/2037 ^	96	85
2.252% due 12/25/2036 ^	57	51
2.393% due 02/25/2033	142	140
2.439% due 03/25/2034	41	41
2.559% due 06/25/2033	13	13
Washington Mutual Mortgage Pass-Through Certificates Trust
1.098% due 07/25/2046 ^	71	45
6.000% due 06/25/2037 ^	1,454	1,279
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	560	512
Wells Fargo Mortgage-Backed Securities Trust
2.637% due 04/25/2036	24	24

		26,851

MUNICIPAL BONDS & NOTES 0.7%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	2,180	1,837

	SHARES
PREFERRED SECURITIES 0.0%
Navient Corp. CPI Linked Security
1.926% due 03/15/2017	500	12
1.976% due 01/16/2018	3,100	75

		87

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 0.9%
Fannie Mae
0.307% due 03/25/2034	$9	$9
0.337% due 08/25/2034	6	6
0.548% due 01/25/2017	779	780
1.775% due 10/01/2034	3	3
2.004% due 12/01/2034	8	8
2.491% due 11/01/2034	56	60
3.000% due 08/01/2042 - 08/01/2043	335	336
4.500% due 08/13/2045	400	432
5.500% due 05/01/2047	27	29
6.000% due 07/25/2044	30	34
Freddie Mac
0.467% due 09/25/2031	26	24
1.346% due 10/25/2044	55	56
2.399% due 02/01/2029	5	5
2.432% due 04/01/2037	66	71
6.000% due 04/15/2036	547	625
Ginnie Mae
1.625% due 11/20/2024	2	2
6.000% due 09/20/2038	22	24

		2,504

U.S. TREASURY OBLIGATIONS 15.0%
U.S. Treasury Bonds
3.125% due 02/15/2042	400	401
4.250% due 05/15/2039	100	120
4.375% due 05/15/2040	200	245
5.250% due 02/15/2029	400	521
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2024	2,092	2,039
0.250% due 01/15/2025	9,090	8,904

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.750% due 01/15/2028	$2,259	$2,552
2.000% due 01/15/2026	1,442	1,653
2.375% due 01/15/2025	502	590
2.500% due 01/15/2029	1,642	2,019
3.875% due 04/15/2029	374	529
U.S. Treasury Notes
1.750% due 05/15/2023	100	97
2.125% due 01/31/2021 (h)(j)	8,900	9,044
2.375% due 12/31/2020 (h)	12,100	12,469
2.500% due 05/15/2024 (j)	200	203

		41,386

Total United States (Cost $89,421)		92,950

VIRGIN ISLANDS (BRITISH) 0.0%

CORPORATE BONDS & NOTES 0.0%
GTL Trade Finance, Inc.
7.250% due 10/20/2017	$100	109

Total Virgin Islands (British) (Cost $104)		109

SHORT-TERM INSTRUMENTS 9.8%

CERTIFICATES OF DEPOSIT 0.6%
Intesa Sanpaolo SpA
1.656% due 04/11/2016	$1,700	1,704

REPURCHASE AGREEMENTS (f) 0.2%
		559

SHORT-TERM NOTES 9.0%
Federal Home Loan Bank
0.050% due 08/07/2015	1,400	1,400

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.060% due 08/12/2015	$500	$500
0.064% due 08/26/2015	600	600
0.065% due 08/28/2015	900	900
0.070% due 08/07/2015	1,200	1,200
0.080% due 09/18/2015	300	300
0.083% due 07/15/2015	300	300
0.085% due 08/12/2015 - 09/18/2015	4,700	4,700
0.087% due 09/09/2015	700	700
0.090% due 08/05/2015 - 09/16/2015	7,300	7,299
0.092% due 08/05/2015 - 08/21/2015	2,300	2,300
0.093% due 08/21/2015	1,700	1,700
0.155% due 11/18/2015	1,000	999
Freddie Mac
0.095% due 09/22/2015	1,900	1,899

		24,797

Total Short-Term Instruments (Cost $27,055)		27,060

Total Investments in Securities (Cost $280,372)		270,046

Total Investments 97.7% (Cost $280,372)		$270,046

Financial Derivative Instruments (g)(i) 2.0% (Cost or Premiums, net $238)		5453

Other Assets and Liabilities, net 0.3%		797

Net Assets 100.0%		$276,296

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Zero coupon bond.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Rise Ltd.	4.750%	01/31/2021	02/11/2014	$3,046	$3,044	1.10%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$559	Fannie Mae 2.200% due 10/17/2022	$(572)	$559	$559

Total Repurchase Agreements						$(572)	$559	$559

(1)	Includes accrued interest.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

As of June 30, 2015, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended June 30, 2015 was $143 at a weighted average interest rate of 0.203%.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	07/01/2045	$5,600	$(5,815)	$(5,761)
Fannie Mae	4.000%	07/01/2045	100	(106)	(106)
Fannie Mae	4.500%	07/01/2045	5,000	(5,424)	(5,402)
Fannie Mae	4.500%	08/13/2045	15,000	(16,197)	(16,184)
Fannie Mae	5.500%	07/01/2045	22,000	(24,879)	(24,707)

Total Short Sales				$(52,421)	$(52,160)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$559	$0	$0	$559	$(572)	$(13)

Total Borrowings and Other Financing Transactions	$559	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)   FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$107.500	08/21/2015	39	$1	$1

Total Purchased Options				$1	$1

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	12	$(4)	$0	$0
90-Day Eurodollar June Futures	Short	06/2016	1	0	0	0
90-Day Eurodollar March Futures	Short	03/2017	9	(3)	0	0
90-Day Eurodollar September Futures	Short	09/2016	10	(4)	0	0
Australia Government 10-Year Bond September Futures	Long	09/2015	32	15	26	(13)
Call Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond September Futures	Long	08/2015	26	(3)	13	0
Call Options Strike @ EUR 157.500 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	26	1	0	(4)
Canada Government 10-Year Bond September Futures	Short	09/2015	27	(22)	0	(52)
Euro-Bobl September Futures	Long	09/2015	34	19	22	0
Euro-BTP Italy Government Bond September Futures	Long	09/2015	3	2	3	(1)
Euro-Bund 10-Year Bond September Futures	Long	09/2015	92	(264)	192	0
Euro-Buxl 30-Year Bond September Futures	Long	09/2015	13	(176)	51	0
Put Options Strike @ EUR 147.000 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	26	7	9	0
Put Options Strike @ EUR 148.000 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	16	3	6	0
U.S. Treasury 5-Year Note September Futures	Long	09/2015	27	1	1	0
U.S. Treasury 10-Year Note September Futures	Long	09/2015	555	(538)	0	(17)
U.S. Treasury 30-Year Bond September Futures	Long	09/2015	10	(42)	0	(1)
U.S. Treasury Ultra Long-Term Bond September Futures	Short	09/2015	1	2	0	0
United Kingdom Long Gilt September Futures	Long	09/2015	124	63	242	0

Total Futures Contracts				$(943)	$565	$(88)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
							Asset	Liability
iTraxx Europe Senior 22 5-Year Index	(1.000%	)	12/20/2019	EUR 14,650	$(129)	$105	$89	$0
iTraxx Europe Senior 23 5-Year Index	(1.000%	)	06/20/2020	7,500	(43)	53	52	0

					$(172)	$158	$141	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$3,861	$246	$(27)	$20	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month SEK-LIBOR	1.013%	01/23/2025	SEK	700	$(4)	$(4)	$0	$0
Pay	3-Month SEK-LIBOR	1.023%	01/23/2025		600	(3)	(3)	0	0
Pay	3-Month SEK-LIBOR	1.033%	01/23/2025		600	(3)	(3)	0	0
Pay	3-Month SEK-LIBOR	1.036%	01/23/2025		700	(4)	(4)	1	0
Pay	3-Month SEK-LIBOR	1.080%	01/26/2025		1,400	(7)	(7)	1	0
Pay	3-Month SEK-LIBOR	1.085%	01/26/2025		1,600	(8)	(8)	1	0
Receive	3-Month USD-LIBOR	1.300%	05/06/2017	$	106,000	(149)	(161)	7	0
Receive	3-Month USD-LIBOR	2.250%	12/16/2022		74,100	311	(51)	5	0
Pay	3-Month USD-LIBOR	2.250%	12/16/2022		16,200	(80)	53	0	(6)
Receive	3-Month USD-LIBOR	2.500%	12/16/2025		15,600	126	(38)	11	0
Pay	3-Month USD-LIBOR	2.500%	12/16/2035		4,800	(321)	22	0	(6)
Pay	3-Month USD-LIBOR	2.750%	12/16/2045		5,800	(298)	23	0	(13)
Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	2,600	110	(4)	3	0
Receive	6-Month EUR-EURIBOR	0.150%	09/16/2017	EUR	27,600	3	24	0	(9)
Pay	6-Month EUR-EURIBOR	0.350%	09/16/2020		12,000	(135)	(145)	47	0
Pay	6-Month EUR-EURIBOR	3.250%	09/21/2021		3,800	507	452	23	0
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2023		16,100	1,059	1,180	128	0
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025		20,000	993	1,088	0	(231)
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046		6,900	472	801	0	(184)
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017	GBP	5,700	(49)	10	0	(14)
Pay	6-Month GBP-LIBOR	1.500%	09/16/2020		5,100	(115)	(111)	43	0
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		14,700	447	146	0	(261)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2045		800	105	(7)	0	(28)
Receive	6-Month JPY-LIBOR	0.500%	09/17/2021	JPY	2,330,000	(176)	(1)	0	(17)
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033		3,640,000	1,752	1,843	114	0
Pay	6-Month JPY-LIBOR	1.250%	06/17/2035		240,000	2	(38)	8	0
Pay	6-Month JPY-LIBOR	1.500%	12/20/2044		220,000	10	15	8	0
Pay	28-Day MXN-TIIE	4.300%	09/01/2016	MXN	88,000	25	13	4	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		65,500	(19)	5	18	0
Pay	28-Day MXN-TIIE	5.615%	06/02/2020		67,700	58	33	24	0

						$4,609	$5,123	$446	$(769)

Total Swap Agreements						$4,683	$5,254	$607	$(769)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(h)	Securities with an aggregate market value of $6,258 and cash of $2,582 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (4)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1	$565	$629	$1,195	$0	$(88)	$(769)	$(857)

(4)	Unsettled variation margin asset of $22 for closed swap agreements is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2015		AUD	98	$		76	$0	$0
	07/2015		BRL	5,272			1,906	211	0
	07/2015		JPY	139,000			1,114	0	(21)
	07/2015	$		1,695		BRL	5,272	4	(3)
	07/2015			2,825		DKK	18,891	0	(2)
	07/2015			60,350		JPY	7,462,096	622	0
	08/2015			1,052		SEK	8,800	10	0
	04/2016		DKK	6,359	$		943	0	(15)
	07/2016			18,891			2,853	0	(3)

BPS	07/2015		BRL	33,000			13,096	2,482	0
	07/2015		JPY	7,315,295			59,017	0	(756)
	07/2015	$		10,585		BRL	33,000	43	(14)
	07/2015			1,459		MXN	22,618	0	(20)
	07/2015			858		PLN	3,139	0	(23)
	08/2015		BRL	20,646	$		6,577	13	0
	08/2015	$		57,654		JPY	7,143,296	737	0
	10/2015		DKK	12,349	$		1,878	28	0

BRC	07/2015		PLN	7,400			1,934	0	(33)
	07/2015	$		1,551		PLN	5,745	0	(24)

CBK	07/2015		BRL	5,443	$		1,754	4	0
	07/2015		EUR	1,160			1,307	14	0
	07/2015		PLN	42			12	1	0
	07/2015	$		287		AUD	376	3	0
	07/2015			1,716		BRL	5,443	34	0
	07/2015			4,307		EUR	3,832	24	(59)
	07/2015			1,507		JPY	186,700	18	0
	07/2015			109		MXN	1,668	0	(3)
	07/2015			489		PLN	1,822	2	(6)
	08/2015			10,711		GBP	6,963	227	0
	09/2015		MXN	34,958	$		2,211	1	0
	05/2016		BRL	5,993			1,717	0	(26)

DUB	07/2015			30,303			10,624	938	(61)
	07/2015	$		9,659		BRL	30,303	99	(11)
	10/2015		BRL	6,756	$		2,128	25	0
	04/2016			5,833			1,714	3	0
	04/2016	$		500		CNY	2,965	0	(23)

FBF	07/2015		BRL	18,068	$		5,994	183	0
	07/2015	$		5,884		BRL	18,068	3	(76)
	09/2015		CNY	28,833	$		4,516	0	(183)

GLM	07/2015		AUD	1,765			1,346	0	(15)
	07/2015		BRL	2,058			648	0	(14)
	07/2015		NZD	2,487			1,766	81	0
	07/2015		PLN	27			7	0	0
	07/2015	$		662		BRL	2,058	0	(1)
	07/2015			350		JPY	43,100	2	0
	08/2015		NOK	1,905	$		253	10	0
	08/2015	$		2,236		DKK	14,450	0	(74)
	10/2015		BRL	7,400	$		2,794	491	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
HUS	07/2015		BRL	5,584	$		1,744	$0	$(52)
	07/2015		PLN	4,948			1,322	7	0
	07/2015	$		1,800		BRL	5,584	0	(4)
	07/2015			3,196		EUR	2,868	1	0
	07/2015			5,199		PLN	19,112	4	(124)
	08/2015		EUR	2,868	$		3,198	0	(1)
	04/2016		DKK	28,413			4,201	0	(79)

JPM	07/2015		BRL	7,087			2,459	184	(4)
	07/2015		EUR	3,517			3,975	60	(5)
	07/2015		JPY	122,000			988	0	(9)
	07/2015		NZD	1,025			711	16	0
	07/2015		PLN	23,800			6,338	13	0
	07/2015	$		2,284		BRL	7,087	0	(5)
	07/2015			1,416		CAD	1,768	0	0
	07/2015			2,243		EUR	1,989	0	(26)
	07/2015			482		PLN	1,737	0	(20)
	08/2015			677		BRL	2,140	4	0
	08/2015			2,743		INR	178,237	38	0
	09/2015		CNY	2,378	$		400	12	0
	10/2015		DKK	857			131	2	0
	01/2016		BRL	5,597			1,900	211	0
	01/2016		DKK	2,591			396	7	0
	04/2016		CNY	13,826			2,150	0	(75)
	04/2016		DKK	6,341			941	0	(14)
	04/2016	$		1,830		CNY	10,861	0	(82)

MSB	07/2015		BRL	17,724	$		5,699	11	(12)
	07/2015	$		5,502		BRL	17,724	198	0
	07/2015			1,003		PLN	3,801	7	0
	01/2016		DKK	4,243	$		649	12	0
	05/2016		BRL	19,674			5,584	0	(137)

RYL	09/2015	$		4,600		CNY	29,440	198	0

SCX	07/2015		MXN	24,286	$		1,558	13	0
	08/2015		GBP	630			988	0	(2)
	09/2015	$		1,549		MXN	24,286	0	(13)

SOG	10/2015			1,591		DKK	10,285	0	(50)

UAG	07/2015		BRL	2,432	$		773	0	(9)
	07/2015		EUR	6,700			7,333	7	(144)
	07/2015		JPY	115,600			932	0	(13)
	07/2015	$		784		BRL	2,432	0	(2)
	07/2015			3,029		EUR	2,688	0	(32)
	08/2015		DKK	14,765	$		2,183	0	(26)
	08/2015		EUR	268			301	2	0
	08/2015	$		764		BRL	2,432	9	0
	10/2015		BRL	3,400	$		1,319	261	0
	10/2015		DKK	868			132	2	0

Total Forward Foreign Currency Contracts								$7,592	$(2,406)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC EUR versus USD	$	1.010	07/21/2015	EUR	120	$7	$2
	Put - OTC EUR versus USD		1.050	07/21/2015		137	13	7
	Call - OTC USD versus BRL	BRL	3.280	07/29/2015	$	800	6	4
	Call - OTC USD versus JPY	JPY	127.000	07/20/2015		2,200	12	1

BPS	Call - OTC USD versus JPY		127.000	07/20/2015		2,800	17	1

BRC	Put - OTC EUR versus JPY		130.000	07/21/2015	EUR	200	17	20

CBK	Put - OTC EUR versus USD	$	1.050	07/21/2015		117	10	6

DUB	Call - OTC USD versus BRL	BRL	3.230	07/27/2015	$	700	5	5

FBF	Call - OTC USD versus BRL		3.230	07/27/2015		800	5	6
	Call - OTC USD versus BRL		3.280	07/29/2015		700	5	4

GLM	Put - OTC EUR/USD versus JPY	$1.110/JPY 121.500		07/21/2015		100	8	16

HUS	Put - OTC EUR versus USD	$	1.010	07/21/2015	EUR	101	5	2

JPM	Call - OTC USD versus JPY	JPY	157.500	08/26/2015	$	50,000	5	0

MSB	Put - OTC EUR versus JPY		130.000	07/21/2015	EUR	100	9	10
	Call - OTC USD versus JPY		127.000	07/20/2015	$	900	5	0

							$129	$84

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000%	11/26/2015	EUR	5,700	$93	$52

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount		Cost (1)	Market Value
BRC	Call & Put - OTC 1-Month EUR/USD vs. 1-Month EUR/USD Forward Currency Volatility Agreement	0.000%	07/02/2015	$	900	$0	$0

DUB	Call & Put - OTC 1-Month EUR/USD vs. 1-Month EUR/USD Forward Currency Volatility Agreement	0.000%	07/02/2015		900	0	0

						$0	$0

Total Purchased Options						$222	$136

(1)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC USD versus BRL	BRL	3.090	07/29/2015	$	800	$(6)	$(8)

BPS	Put - OTC USD versus JPY	JPY	117.000	07/02/2015		1,800	(11)	0

DUB	Put - OTC USD versus BRL	BRL	3.050	07/27/2015		700	(4)	(4)

FBF	Put - OTC USD versus BRL		3.030	07/27/2015		800	(5)	(4)
	Put - OTC USD versus BRL		3.090	07/29/2015		700	(5)	(7)

HUS	Call - OTC USD versus CNY	CNY	6.600	02/05/2016		800	(9)	(1)
	Put - OTC USD versus JPY	JPY	118.100	07/20/2015		900	(7)	(1)

JPM	Call - OTC USD versus CNY	CNY	6.600	02/05/2016		740	(9)	(1)

MSB	Put - OTC USD versus JPY	JPY	118.100	07/20/2015		2,200	(16)	(2)

SOG	Put - OTC USD versus JPY		117.000	07/02/2015		1,000	(6)	0

							$(78)	$(28)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC 5-Year Interest Rate Swap (Effective 05/04/2021)	6-Month EUR-EURIBOR	Receive	0.400%	04/29/2016	EUR	3,900	$(14)	$(2)
	Put - OTC 5-Year Interest Rate Swap (Effective 05/04/2021)	6-Month EUR-EURIBOR	Pay	1.400%	04/29/2016		3,900	(34)	(152)

GLM	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.750%	07/10/2015	GBP	4,500	(18)	(16)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.200%	07/13/2015		1,100	(5)	(9)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.400%	07/15/2015		1,100	(9)	0
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.200%	07/15/2015		1,100	(4)	(10)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.750%	09/11/2015	EUR	900	(24)	(1)
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.300%	09/11/2015		900	(26)	(114)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.564%	11/26/2015		2,300	(94)	(95)

JPM	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.400%	07/27/2015	GBP	1,100	(6)	0
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.200%	07/27/2015		1,100	(6)	(14)

								$(240)	$(413)

Total Written Options								$(318)	$(441)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	0	$47,300	AUD	0	EUR	25,900	GBP	4,400	$(1,091)
Sales	24	26,840		4,400		28,680		15,600	(397)
Closing Buys	0	(22,000)		0		(13,100)		(5,600)	588
Expirations	(12)	(26,800)		(4,400)		(18,840)		(2,200)	239
Exercised	(12)	(14,900)		0		(10,740)		(2,200)	343

Balance at End of Period	0	$10,440	AUD	0	EUR	11,900	GBP	10,000	$(318)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Springleaf Finance Corp.	(1.370%	)	12/20/2017	1.874%	$	100	$0	$1	$1	$0

BRC	WPP Group PLC	(3.750%	)	06/20/2017	0.229%	GBP	1,000	0	(111)	0	(111)

GST	UST, Inc.	(0.720%	)	03/20/2018	0.088%	$	1,000	0	(17)	0	(17)

MYC	SABMiller PLC	(1.000%	)	03/20/2020	0.556%	EUR	600	(18)	4	0	(14)
	UBS AG	(1.000%	)	03/20/2017	1.162%	$	2,400	(4)	10	6	0

RYL	Cleveland Electric Illuminating Co.	(0.940%	)	06/20/2017	0.304%		1,000	0	(13)	0	(13)

UAG	Mohawk Industries, Inc.	(1.550%	)	03/20/2016	0.085%		1,000	0	(11)	0	(11)

								$(22)	$(137)	$7	$(166)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	France Government International Bond	0.250%	03/20/2020	0.303%	$ 1,500	$(11)	$8	$0	$(3)

BRC	Brazil Government International Bond	1.000%	03/20/2023	2.975%	800	(43)	(59)	0	(102)
	France Government International Bond	0.250%	03/20/2020	0.303%	400	(3)	2	0	(1)

CBK	Brazil Government International Bond	1.000%	03/20/2016	0.841%	1,400	(13)	15	2	0
	France Government International Bond	0.250%	03/20/2020	0.303%	600	(5)	4	0	(1)
	France Government International Bond	0.250%	06/20/2020	0.321%	100	(1)	1	0	0
	Spain Government International Bond	1.000%	03/20/2019	0.860%	9,800	(175)	227	52	0

GST	France Government International Bond	0.250%	03/20/2020	0.303%	2,600	(24)	18	0	(6)
	France Government International Bond	0.250%	06/20/2020	0.321%	300	(2)	1	0	(1)
	Greece Government International Bond	1.000%	12/20/2015	50.000%	EUR 1,000	(51)	(506)	0	(557)

HUS	France Government International Bond	0.250%	03/20/2020	0.303%	$ 300	(2)	1	0	(1)

JPM	France Government International Bond	0.250%	03/20/2020	0.303%	1,100	(8)	5	0	(3)
	France Government International Bond	0.250%	06/20/2020	0.321%	200	(1)	0	0	(1)

MYC	Brazil Government International Bond	1.000%	06/20/2019	2.267%	1,000	(22)	(25)	0	(47)
	France Government International Bond	0.250%	03/20/2020	0.303%	400	(3)	2	0	(1)
	Spain Government International Bond	1.000%	03/20/2019	0.860%	1,200	(24)	30	6	0

						$(388)	$(276)	$60	$(724)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (6)
								Asset	Liability
BPS	iTraxx Europe Subordinated 23 5-Year Index	(1.000%	)	06/20/2020	EUR 450	$ 14	$5	$19	$0

CBK	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	6,200	245	(46)	199	0

GST	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	700	24	(2)	22	0
	iTraxx Europe Subordinated 23 5-Year Index	(1.000%	)	06/20/2020	2,050	69	16	85	0

MYC	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	3,000	49	47	96	0

						$ 401	$20	$421	$0

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017	CHF	800	$	856	$2	$0	$2	$0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020	EUR	1,900		2,109	18	15	33	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2025		930		1,015	1	29	30	0

BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020		8,100		8,845	120	165	285	0

CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020		8,300		9,296	31	28	59	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2025		3,220		3,510	77	31	108	0

DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020		7,000		7,792	92	6	98	0

FBF	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017	CHF	700		741	(1)	11	10	0

GLM	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017		2,400		2,567	(2)	10	8	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2025	EUR	1,500		1,680	5	1	6	0

UAG	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017	CHF	1,800		1,920	(12)	23	11	0

								$331	$319	$650	$0

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.537%	05/15/2045	GBP	300	$3	$2	$5	$0

BPS	Pay	1-Year BRL-CDI	12.230%	01/04/2021	BRL	5,200	5	(7)	0	(2)

CBK	Pay	1-Month GBP-UKRPI	3.495%	05/15/2045	GBP	150	0	(2)	0	(2)

GLM	Pay	1-Month GBP-UKRPI	3.310%	05/15/2030		250	0	(4)	0	(4)
	Pay	1-Month GBP-UKRPI	3.311%	05/15/2030		250	0	(4)	0	(4)
	Pay	1-Month GBP-UKRPI	3.313%	05/15/2030		200	0	(3)	0	(3)
	Pay	1-Month GBP-UKRPI	3.543%	05/15/2045		200	1	3	4	0

JPM	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	5,700	(1)	(12)	0	(13)

MYC	Pay	1-Month GBP-UKRPI	3.535%	05/15/2045	GBP	300	3	2	5	0

							$11	$(25)	$14	$(28)

Total Swap Agreements							$333	$(99)	$1,152	$(918)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(j)	Securities with an aggregate market value of $865 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (8)
BOA	$847	$14	$71	$932	$(44)	$(8)	$(3)	$(55)	$877	$(740)	$137
BPS	3,303	1	304	3,608	(813)	0	(2)	(815)	2,793	(2,600)	193
BRC	0	20	0	20	(57)	(154)	(214)	(425)	(405)	345	(60)
CBK	328	6	420	754	(94)	0	(3)	(97)	657	(520)	137
DUB	1,065	5	98	1,168	(95)	(4)	0	(99)	1,069	(1,230)	(161)
FBF	186	10	10	206	(259)	(11)	0	(270)	(64)	0	(64)
GLM	584	68	18	670	(104)	(245)	(11)	(360)	310	(260)	50
GST	0	0	107	107	0	0	(581)	(581)	(474)	254	(220)
HUS	12	2	0	14	(260)	(2)	(1)	(263)	(249)	265	16
JPM	547	0	0	547	(240)	(15)	(17)	(272)	275	(140)	135
MSB	228	10	0	238	(149)	(2)	0	(151)	87	0	87
MYC	0	0	113	113	0	0	(62)	(62)	51	0	51
RYL	198	0	0	198	0	0	(13)	(13)	185	(270)	(85)
SCX	13	0	0	13	(15)	0	0	(15)	(2)	0	(2)
SOG	0	0	0	0	(50)	0	0	(50)	(50)	(10)	(60)
UAG	281	0	11	292	(226)	0	(11)	(237)	55	0	55

Total Over the Counter	$7,592	$136	$1,152	$8,880	$(2,406)	$(441)	$(918)	$(3,765)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	565	565
Swap Agreements	0	161	0	0	468	629

	$0	$161	$0	$0	$1,034	$1,195

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,592	$0	$7,592
Purchased Options	0	0	0	84	52	136
Swap Agreements	0	488	0	650	14	1,152

	$0	$488	$0	$8,326	$66	$8,880

	$0	$649	$0	$8,326	$1,100	$10,075

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$88	$88
Swap Agreements	0	0	0	0	769	769

	$0	$0	$0	$0	$857	$857

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,406	$0	$2,406
Written Options	0	0	0	28	413	441
Swap Agreements	0	890	0	0	28	918

	$0	$890	$0	$2,434	$441	$3,765

	$0	$890	$0	$2,434	$1,298	$4,622

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(4)	$(4)
Written Options	0	0	0	0	4	4
Futures	0	0	0	0	(1,335)	(1,335)
Swap Agreements	0	(168)	0	0	(777)	(945)

	$0	$(168)	$0	$0	$(2,112)	$(2,280)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,266	$0	$2,266
Purchased Options	0	(4)	0	77	0	73
Written Options	0	29	0	653	55	737
Swap Agreements	0	19	0	(3,563)	58	(3,486)

	$0	$44	$0	$(567)	$113	$(410)

	$0	$(124)	$0	$(567)	$(1,999)	$(2,690)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(123)	$0	$0	$0	$(1,302)	$(1,425)
Swap Agreements	0	225	0	0	2,123	2,348

	$(123)	$225	$0	$0	$821	$923

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$694	$0	$694
Purchased Options	0	0	0	(214)	(109)	(323)
Written Options	0	(34)	0	89	(74)	(19)
Swap Agreements	0	(304)	0	1,446	(3)	1,139

	$0	$(338)	$0	$2,015	$(186)	$1,491

	$(123)	$(113)	$0	$2,015	$635	$2,414

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Australia
Mortgage-Backed Securities	$0	$188	$0	$188
Sovereign Issues	0	1,144	0	1,144
Bermuda
Bank Loan Obligations	0	0	3,044	3,044
Brazil
Corporate Bonds & Notes	0	2,488	0	2,488
Sovereign Issues	0	20,025	0	20,025
Canada
Sovereign Issues	0	2,262	0	2,262
Cayman Islands
Asset-Backed Securities	0	1,800	0	1,800
Denmark
Corporate Bonds & Notes	0	12,084	0	12,084
France
Sovereign Issues	0	13,478	0	13,478
Germany
Corporate Bonds & Notes	0	4,486	0	4,486
Sovereign Issues	0	3,488	0	3,488
Greece
Corporate Bonds & Notes	0	274	0	274
Sovereign Issues	0	427	0	427
Guernsey, Channel Islands
Corporate Bonds & Notes	0	355	0	355
Ireland
Corporate Bonds & Notes	0	3,051	0	3,051

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Italy
Asset-Backed Securities	$0	$4	$0	$4
Corporate Bonds & Notes	0	3,650	0	3,650
Mortgage-Backed Securities	0	1,413	0	1,413
Sovereign Issues	0	31,707	0	31,707
Japan
Corporate Bonds & Notes	0	299	0	299
Mexico
Corporate Bonds & Notes	0	800	0	800
Sovereign Issues	0	238	0	238
Netherlands
Asset-Backed Securities	0	366	0	366
Corporate Bonds & Notes	0	2,720	0	2,720
Norway
Corporate Bonds & Notes	0	2,154	0	2,154
Sovereign Issues	0	231	0	231
Portugal
Corporate Bonds & Notes	0	1,125	0	1,125
Qatar
Corporate Bonds & Notes	0	1,601	0	1,601
Slovenia
Sovereign Issues	0	6,368	0	6,368
South Korea
Sovereign Issues	0	1,659	0	1,659
Spain
Corporate Bonds & Notes	0	113	0	113
Sovereign Issues	0	6,299	0	6,299
Supranational
Corporate Bonds & Notes	0	356	0	356

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	23

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

June 30, 2015 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Sweden
Corporate Bonds & Notes	$0	$497	$0	$497
Switzerland
Corporate Bonds & Notes	0	4,937	0	4,937
United Arab Emirates
Sovereign Issues	0	1,650	0	1,650
United Kingdom
Corporate Bonds & Notes	0	3,649	0	3,649
Sovereign Issues	0	9,497	0	9,497
United States
Asset-Backed Securities	0	7,552	0	7,552
Bank Loan Obligations	0	1,181	0	1,181
Corporate Bonds & Notes	0	11,552	0	11,552
Mortgage-Backed Securities	0	25,595	1,256	26,851
Municipal Bonds & Notes	0	1,837	0	1,837
Preferred Securities	87	0	0	87
U.S. Government Agencies	0	2,504	0	2,504
U.S. Treasury Obligations	0	41,386	0	41,386
Virgin Islands (British)
Corporate Bonds & Notes	0	109	0	109
Short-Term Instruments
Certificates of Deposit	0	1,704	0	1,704
Repurchase Agreements	0	559	0	559
Short-Term Notes	0	24,797	0	24,797

Total Investments	$87	$265,659	$4,300	$270,046

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(52,160)	$0	$(52,160)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	565	608	0	1,173
Over the counter	0	8,880	0	8,880
	$565	$9,488	$0	$10,053

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(88)	(769)	0	(857)
Over the counter	0	(3,765)	0	(3,765)
	$(88)	$(4,534)	$0	$(4,622)

Totals	$564	$218,453	$4,300	$223,317

There were no significant transfers between Levels 1 and 2 during the period ended June 30, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended June 30, 2015:

Category and Subcategory	Beginning Balance at 12/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2015 (1)
Investments in Securities, at Value
Bermuda
Bank Loan Obligations	$3,159	$0	$(101)	$(2)	$(1)	$(11)	$0	$0	$3,044	$(11)
United States
Corporate Bonds & Notes	1,319	0	(127)	(4)	(1)	(41)	0	(1,146)	0	0
Mortgage-Backed Securities	1,420	0	(166)	1	5	(4)	0	0	1,256	(9)

Totals	$5,898	$0	$(394)	$(5)	$3	$(56)	$0	$(1,146)	$4,300	$(20)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bermuda
Bank Loan Obligations	$3,044	Proxy Pricing	Base Price	100.50
United States
Mortgage-Backed Securities	1,149	Proxy Pricing	Base Price	94.35
	107	Third Party Vendor	Broker Quote	76.63

Total	$4,300

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2015 (Unaudited)

1. ORGANIZATION

The PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing

Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans, assignments of all or a portion of loans from third parties, or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2015, the Portfolio had no unfunded loan commitments outstanding.

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at June 30, 2015 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises   The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Straddle Options  The Portfolio may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the

Portfolio could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

SEMIANNUAL REPORT	JUNE 30, 2015	37

Notes to Financial Statements (Cont.)

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the

Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board

SEMIANNUAL REPORT	JUNE 30, 2015	39

Notes to Financial Statements (Cont.)

meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$601,801	$615,322	$91,146	$101,311

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	66	$772	144	$1,809
Administrative Class	1,244	14,587	3,647	46,145
Advisor Class	262	3,063	713	9,021
Issued as reinvestment of distributions
Institutional Class	6	73	31	377
Administrative Class	212	2,479	1,177	14,476
Advisor Class	30	355	167	2,056
Cost of shares redeemed
Institutional Class	(34)	(401)	(98)	(1,222)
Administrative Class	(2,461)	(28,880)	(6,029)	(76,039)
Advisor Class	(335)	(3,917)	(666)	(8,376)
Net (decrease) resulting from Portfolio share transactions	(1,010)	$(11,869)	(914)	$(11,753)

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

As of June 30, 2015, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 82% of the Portfolio. One shareholder is a related party and comprises 33% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$281,202	$6,245	$(17,401)	$(11,156)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	41

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone
BRL	Brazilian Real	GBP	British Pound	NZD	New Zealand Dollar
CAD	Canadian Dollar	INR	Indian Rupee	PLN	Polish Zloty
CHF	Swiss Franc	JPY	Japanese Yen	SEK	Swedish Krona
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	USD (or $)	United States Dollar
DKK	Danish Krone

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	UKRPI	United Kingdom Retail Price Index

Other Abbreviations:
ABS	Asset-Backed Security	BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CDI	Brazil Interbank Deposit Rate	PIK	Payment-in-Kind
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio

42	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	43

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT27SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Global Bond Portfolio (Unhedged)

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that

4	PIMCO VARIABLE INSURANCE TRUST

transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

SEMIANNUAL REPORT	JUNE 30, 2015	5

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

United States	34.4%
Italy	13.6%
Short-Term Instruments	10.0%
Brazil	8.3%
France	5.0%
Other	28.7%
†	% of Investments, at value as of 06/30/15

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	Class Inception (10/31/2006)
PIMCO Global Bond Portfolio (Unhedged) Advisor Class	-3.94%	-7.49%	2.32%	4.47%
JPMorgan GBI Global FX NY Index Unhedged in USD±	-3.42%	-7.46%	1.35%	3.67%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.01% for Advisor Class shares.

± JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. The index launched on 5/31/2004. The index performance shown prior to that date is calculated using the JPMorgan Global Index (Unhedged), which was the Portfolio’s primary benchmark index from the Portfolio’s inception until 5/31/2004. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$960.60	$1,019.73
Expenses Paid During Period†	$4.83	$4.98
Net Annualized Expense Ratio	1.00%	1.00%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Global Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities, and may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro), or the U.S. dollar.

Portfolio Insights

»	Exposure to core European duration (or sensitivity to changes in market interest rates) detracted from performance as German bund yields increased over the reporting period.

»	An underweight to Canadian duration detracted from relative performance as Canadian interest rates declined over the reporting period.

»	Negative carry (or the rate of interest earned by holding the respective securities) from an underweight position to U.S. duration detracted from performance over the reporting period.

»	An overweight to duration in Italy and Spain detracted from relative performance as European sovereign debt peripheral spreads widened over the reporting period.

»	Exposure to Brazilian local bonds during the last two months of the reporting period detracted from relative performance as Brazilian yields increased over this period.

»	An underweight to the euro contributed to relative performance as this currency depreciated relative to the U.S. dollar over the reporting period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to relative performance as breakeven inflation rates increased over the reporting period.

»	Positions in non-agency mortgage-backed securities contributed to relative performance as prices for the securities increased over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Bond Portfolio (Unhedged)

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Advisor Class
Net asset value beginning of year or period	$11.95	$12.34	$13.72	$13.83	$13.49	$12.72
Net investment income (a)	0.11	0.32	0.33	0.41	0.47	0.44
Net realized/unrealized gain (loss)	(0.58)	(0.05)	(1.50)	0.53	0.53	1.01
Total from Investment Operations	(0.47)	0.27	(1.17)	0.94	1.00	1.45
Dividends from net investment income	(0.11)	(0.29)	(0.12)	(0.22)	(0.35)	(0.35)
Distributions from net realized capital gains	0.00	(0.36)	(0.09)	(0.83)	(0.31)	(0.33)
Tax basis return of capital	0.00	(0.01)	0.00	0.00	0.00	0.00
Total distributions	(0.11)	(0.66)	(0.21)	(1.05)	(0.66)	(0.68)
Net asset value end of year or period	$11.37	$11.95	$12.34	$13.72	$13.83	$13.49
Total return	(3.94)%	2.16%	(8.57)%	6.85%	7.45%	11.53%
Net assets end of year or period (000s)	$35,735	$38,067	$36,679	$39,269	$41,899	$34,823
Ratio of expenses to average net assets	1.00%*	1.01%	1.03%	1.01%	1.00%	1.01%
Ratio of expenses to average net assets excluding interest expense	1.00%*	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.97%*	2.51%	2.55%	2.91%	3.38%	3.33%
Portfolio turnover rate	262%	496%	335%	362%	506%	849%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	7

Statement of Assets and Liabilities PIMCO Global Bond Portfolio (Unhedged)

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$270,046
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,195
Over the counter	8,880
Cash	2
Deposits with counterparty	2,582
Foreign currency, at value	1,404
Receivable for Investments sold~	139,275
Receivable for Portfolio shares sold	653
Interest and dividends receivable	2,128
Total Assets	426,165

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$52,160
Financial Derivative Instruments
Exchange-traded or centrally cleared	857
Over the counter	3,765
Payable for investments purchased~	84,551
Payable for investments purchased on a delayed-delivery basis	2,823
Deposits from counterparty	5,170
Payable for Portfolio shares redeemed	335
Accrued investment advisory fees	57
Accrued supervisory and administrative fees	114
Accrued distribution fees	7
Accrued servicing fees	29
Other liabilities	1
Total Liabilities	149,869

Net Assets	$276,296

Net Assets Consist of:
Paid in capital	$294,583
(Overdistributed) net investment income	(8,045)
Accumulated undistributed net realized (loss)	(9,381)
Net unrealized (depreciation)	(861)
$276,296

Net Assets:
Institutional Class	$6,867
Administrative Class	233,694
Advisor Class	35,735

Shares Issued and Outstanding:
Institutional Class	604
Administrative Class	20,557
Advisor Class	3,143

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.37
Administrative Class	11.37
Advisor Class	11.37

Cost of Investments in securities	$280,372
Cost of Foreign Currency Held	$1,409
Proceeds Received on Short Sales	$52,421
Cost or Premiums of Financial Derivative Instruments, net	$238

* Includes repurchase agreements of:	$559

~	A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Bond Portfolio (Unhedged)

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$4,250
Dividends	1
Total Income	4,251

Expenses:
Investment advisory fees	357
Supervisory and administrative fees	715
Servicing fees - Administrative Class	182
Distribution and/or servicing fees - Advisor Class	46
Trustee fees	2
Interest expense	3
Total Expenses	1,305

Net Investment Income	2,946

Net Realized (Loss):
Investments in securities	(8,517)
Exchange-traded or centrally cleared financial derivative instruments	(2,280)
Over the counter financial derivative instruments	(410)
Foreign currency	3,544

Net Realized (Loss)	(7,663)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(8,305)
Exchange-traded or centrally cleared financial derivative instruments	923
Over the counter financial derivative instruments	1,491
Foreign currency assets and liabilities	(732)

Net Change in Unrealized (Depreciation)	(6,623)

Net (Decrease) in Net Assets Resulting from Operations	$(11,340)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statements of Changes in Net Assets PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$2,946	$8,382
Net realized (loss)	(7,663)	(8,883)
Net change in unrealized appreciation (depreciation)	(6,623)	7,857

Net Increase (Decrease) in Net Assets Resulting from Operations	(11,340)	7,356

Distributions to Shareholders:
From net investment income
Institutional Class	(73)	(167)
Administrative Class	(2,479)	(6,573)
Advisor Class	(355)	(888)
From net realized capital gains
Institutional Class	0	(204)
Administrative Class	0	(7,640)
Advisor Class	0	(1,131)
Tax Basis Return of Capital
Institutional Class	0	(6)
Administrative Class	0	(263)
Advisor Class	0	(37)

Total Distributions	(2,907)	(16,909)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(11,869)	(11,753)

Total (Decrease) in Net Assets	(26,116)	(21,306)

Net Assets:
Beginning of period	302,412	323,718
End of period*	$276,296	$302,412

* Including (overdistributed) net investment income of:	$(8,045)	$(8,084)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged)

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.7%

AUSTRALIA 0.5%

MORTGAGE-BACKED SECURITIES 0.1%
Puma Global Trust
0.421% due 02/21/2038		$87	$87
Torrens Trust
2.460% due 10/19/2038	AUD	132	101

			188

SOVEREIGN ISSUES 0.4%
New South Wales Treasury Corp.
4.000% due 05/20/2026		600	488
Queensland Treasury Corp.
4.250% due 07/21/2023		800	656

			1,144

Total Australia (Cost $1,542)			1,332

BERMUDA 1.1%

BANK LOAN OBLIGATIONS 1.1%
Rise Ltd.
4.750% due 01/31/2021 (e)		$3,027	3,044

Total Bermuda (Cost $3,046)			3,044

BRAZIL 8.1%

CORPORATE BONDS & NOTES 0.9%
Banco Santander Brasil S.A.
4.250% due 01/14/2016		$200	203
Banco Votorantim S.A.
5.250% due 02/11/2016		100	102
CSN Islands Corp.
6.875% due 09/21/2019		200	179
Petrobras Global Finance BV
3.163% due 03/17/2020		1,100	1,051
4.875% due 03/17/2020		1,000	953

			2,488

SOVEREIGN ISSUES 7.2%
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015 (b)	BRL	33,000	10,611
0.000% due 10/01/2015 (b)		10,800	3,357
0.000% due 01/01/2018 (b)		3,200	754
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		5,900	1,712
10.000% due 01/01/2025		12,900	3,591

			20,025

Total Brazil (Cost $27,542)			22,513

CANADA 0.8%

SOVEREIGN ISSUES 0.8%
Province of Ontario
3.450% due 06/02/2045	CAD	400	337
3.500% due 06/02/2024		2,200	1,925

Total Canada (Cost $2,484)			2,262

CAYMAN ISLANDS 0.7%

ASSET-BACKED SECURITIES 0.7%
Gallatin CLO Ltd.
1.545% due 07/15/2023		$800	799
Golden Knight CDO Ltd.
0.515% due 04/15/2019		203	203

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Octagon Investment Partners Ltd.
1.549% due 05/05/2023		$800	$798

Total Cayman Islands (Cost $1,802)			1,800

DENMARK 4.4%

CORPORATE BONDS & NOTES 4.4%
Nordea Kredit Realkreditaktieselskab
2.000% due 04/01/2016	DKK	13,000	1,973
Nykredit Realkredit A/S
1.000% due 07/01/2016		18,700	2,827
2.000% due 10/01/2015		13,800	2,077
2.000% due 04/01/2016		14,800	2,248
Realkredit Danmark A/S
1.000% due 04/01/2016		12,700	1,916
2.000% due 01/01/2016		6,900	1,043

Total Denmark (Cost $11,989)			12,084

FRANCE 4.9%

SOVEREIGN ISSUES 4.9%
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$1,700	1,796
France Government Bond
0.250% due 07/25/2024 (c)	EUR	1,883	2,229
1.750% due 11/25/2024		400	472
3.250% due 05/25/2045		1,600	2,197
4.500% due 04/25/2041		4,100	6,784

Total France (Cost $14,162)			13,478

GERMANY 2.9%

CORPORATE BONDS & NOTES 1.6%
FMS Wertmanagement AoeR
2.750% due 06/03/2016	EUR	3,600	4,118
Landwirtschaftliche Rentenbank
5.375% due 04/23/2024	NZD	500	368

			4,486

SOVEREIGN ISSUES 1.3%
Free State of Bavaria
3.500% due 01/27/2016	EUR	749	852
Republic of Germany
4.250% due 07/04/2039		800	1,382
State of Berlin
3.000% due 03/29/2016		1,100	1,254

			3,488

Total Germany (Cost $9,213)			7,974

GREECE 0.3%

CORPORATE BONDS & NOTES 0.1%
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	300	274

SOVEREIGN ISSUES 0.2%
Republic of Greece Government International Bond
5.000% due 08/22/2016	JPY	90,000	427

Total Greece (Cost $1,231)			701

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$336	$355

Total Guernsey, Channel Islands (Cost $336)			355

IRELAND 1.1%

CORPORATE BONDS & NOTES 1.1%
Depfa ACS Bank
3.875% due 11/14/2016	EUR	200	234
4.875% due 05/21/2019		700	915
5.125% due 03/16/2037		$900	1,071
German Postal Pensions Securitisation PLC
4.250% due 01/18/2017	EUR	700	831

Total Ireland (Cost $3,394)			3,051

ITALY 13.3%

ASSET-BACKED SECURITIES 0.0%
Locat Securitisation Vehicle SRL
0.146% due 12/12/2028	EUR	4	4

CORPORATE BONDS & NOTES 1.3%
Banca Carige SpA
3.875% due 10/24/2018		1,200	1,471
Banco Popolare SC
3.500% due 03/14/2019		400	458
Intesa Sanpaolo SpA
3.625% due 08/12/2015		$1,500	1,504
UniCredit SpA
6.750% due 09/10/2021 (d)	EUR	200	217

			3,650

MORTGAGE-BACKED SECURITIES 0.5%
Casa D’este Finance SRL
0.336% due 09/15/2021		331	364
Claris ABS
0.412% due 10/31/2060		955	1,049

			1,413

SOVEREIGN ISSUES 11.5%
Italy Buoni Poliennali Del Tesoro
3.250% due 09/01/2046		100	112
3.750% due 09/01/2024		3,500	4,374
4.000% due 02/01/2037		4,200	5,257
4.500% due 05/01/2023		3,200	4,216
4.500% due 03/01/2024		1,000	1,315
4.750% due 08/01/2023		6,100	8,157
5.000% due 03/01/2025		4,200	5,744
5.000% due 09/01/2040		900	1,289
5.500% due 11/01/2022		900	1,243

			31,707

Total Italy (Cost $40,307)			36,774

JAPAN 0.1%

CORPORATE BONDS & NOTES 0.1%
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.700% due 03/05/2018		$300	299

Total Japan (Cost $300)			299

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO 0.4%

CORPORATE BONDS & NOTES 0.3%
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		$800	$800

SOVEREIGN ISSUES 0.1%
Mexico Government International Bond
7.500% due 06/03/2027	MXN	3,400	238

Total Mexico (Cost $1,100)			1,038

NETHERLANDS 1.1%

ASSET-BACKED SECURITIES 0.1%
Panther CDO BV
0.364% due 10/15/2084	EUR	343	366

CORPORATE BONDS & NOTES 1.0%
Schaeffler Holding Finance BV (6.875% Cash or 6.875% PIK)
6.875% due 08/15/2018 (a)		2,100	2,433
Waha Aerospace BV
3.925% due 07/28/2020		$275	287

			2,720

Total Netherlands (Cost $3,623)			3,086

NORWAY 0.9%

CORPORATE BONDS & NOTES 0.8%
Eksportfinans ASA
2.000% due 09/15/2015		$800	801
2.375% due 05/25/2016		200	201
5.500% due 05/25/2016		500	515
5.500% due 06/26/2017		600	637

			2,154

SOVEREIGN ISSUES 0.1%
Norway Government Bond
3.750% due 05/25/2021	NOK	1,600	231

Total Norway (Cost $2,339)			2,385

PORTUGAL 0.4%

CORPORATE BONDS & NOTES 0.4%
Novo Banco S.A.
4.000% due 01/21/2019	EUR	400	445
5.000% due 05/14/2019		600	680

Total Portugal (Cost $1,234)			1,125

QATAR 0.6%

CORPORATE BONDS & NOTES 0.6%
Qatari Diar Finance Co.
3.500% due 07/21/2015		$1,600	1,601

Total Qatar (Cost $1,600)			1,601

SLOVENIA 2.3%

SOVEREIGN ISSUES 2.3%
Slovenia Government International Bond
4.125% due 01/26/2020	EUR	4,600	5,800
5.850% due 05/10/2023		$500	568

Total Slovenia (Cost $6,927)			6,368

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH KOREA 0.6%

SOVEREIGN ISSUES 0.6%
Export-Import Bank of Korea
4.125% due 09/09/2015		$500	$503
6.460% due 02/27/2017	MXN	5,000	323
Republic of Korea
7.125% due 04/16/2019		$700	833

Total South Korea (Cost $1,663)			1,659

SPAIN 2.3%

CORPORATE BONDS & NOTES 0.0%
BPE Financiaciones S.A.
2.875% due 05/19/2016	EUR	100	113

SOVEREIGN ISSUES 2.3%
Autonomous Community of Catalonia
4.950% due 02/11/2020		1,000	1,227
Spain Government International Bond
3.800% due 04/30/2024		1,100	1,384
4.800% due 01/31/2024		300	405
5.150% due 10/31/2044		900	1,342
5.400% due 01/31/2023		1,400	1,941

			6,299

Total Spain (Cost $7,436)			6,412

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%
European Investment Bank
0.500% due 07/21/2023	AUD	600	356

Total Supranational (Cost $410)			356

SWEDEN 0.2%

CORPORATE BONDS & NOTES 0.2%
Swedbank AB
2.200% due 03/04/2020		$500	497

Total Sweden (Cost $500)			497

SWITZERLAND 1.8%

CORPORATE BONDS & NOTES 1.8%
UBS AG
4.750% due 05/22/2023		$1,400	1,415
5.125% due 05/15/2024		1,000	991
7.250% due 02/22/2022		2,400	2,531

Total Switzerland (Cost $5,040)			4,937

UNITED ARAB EMIRATES 0.6%

SOVEREIGN ISSUES 0.6%
Emirate of Abu Dhabi Government International Bond
6.750% due 04/08/2019		$1,400	1,650

Total United Arab Emirates (Cost $1,473)			1,650

UNITED KINGDOM 4.7%

CORPORATE BONDS & NOTES 1.3%
Barclays Bank PLC
7.625% due 11/21/2022		$600	684
Barclays PLC
6.500% due 09/15/2019 (d)	EUR	200	223

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	600	$1,124
Tesco PLC
6.125% due 02/24/2022		950	1,618

			3,649

SOVEREIGN ISSUES 3.4%
United Kingdom Gilt
2.750% due 09/07/2024		300	499
3.250% due 01/22/2044		2,100	3,644
3.500% due 01/22/2045		1,500	2,726
4.250% due 12/07/2040		1,300	2,628

			9,497

Total United Kingdom (Cost $13,099)			13,146

UNITED STATES 33.6%

ASSET-BACKED SECURITIES 2.7%
Amortizing Residential Collateral Trust
0.767% due 07/25/2032		$1	1
0.887% due 10/25/2031		2	1
Conseco Finance Securitizations Corp.
7.490% due 07/01/2031		1,475	1,647
Countrywide Asset-Backed Certificates
0.587% due 08/25/2034		154	145
Countrywide Asset-Backed Certificates Trust
0.637% due 04/25/2036		1,000	877
Credit Suisse First Boston Mortgage Securities Corp.
0.805% due 01/25/2032		1	1
Credit-Based Asset Servicing and Securitization LLC
0.245% due 11/25/2036		23	13
EMC Mortgage Loan Trust
0.635% due 05/25/2043		351	345
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^		176	105
JPMorgan Mortgage Acquisition Trust
0.467% due 03/25/2047		1,632	898
Morgan Stanley ABS Capital, Inc. Trust
0.297% due 03/25/2037		1,281	718
0.437% due 08/25/2036		3,119	1,947
0.987% due 07/25/2037		817	799
SACO, Inc.
0.587% due 04/25/2035		9	8
Securitized Asset-Backed Receivables LLC Trust
0.237% due 12/25/2036		9	5
Structured Asset Securities Corp. Mortgage Loan Trust
1.684% due 04/25/2035		18	17
Washington Mutual Asset-Backed Certificates Trust
0.245% due 10/25/2036		48	25

			7,552

BANK LOAN OBLIGATIONS 0.4%
H.J. Heinz Co.
3.250% due 06/05/2020		1,179	1,181

CORPORATE BONDS & NOTES 4.2%
Ally Financial, Inc.
3.600% due 05/21/2018		1,100	1,102
Bank of America Corp.
5.750% due 12/01/2017		200	218
7.625% due 06/01/2019		1,400	1,662
Bank of America N.A.
0.586% due 06/15/2017		1,300	1,291

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Cos. LLC
7.250% due 02/01/2018	$1,000	$1,133
BellSouth Corp.
4.821% due 04/26/2021	800	823
Citigroup, Inc.
0.967% due 04/27/2018	700	698
Cleveland Electric Illuminating Co.
5.700% due 04/01/2017	520	555
Continental Airlines Pass-Through Trust
9.000% due 01/08/2018	715	763
International Lease Finance Corp.
5.750% due 05/15/2016	500	513
8.625% due 09/15/2015	900	912
Kinder Morgan Energy Partners LP
6.500% due 04/01/2020	100	114
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^	800	93
SABMiller Holdings, Inc.
4.950% due 01/15/2042	400	407
Southwestern Energy Co.
4.100% due 03/15/2022	300	294
7.500% due 02/01/2018	100	112
UAL Pass-Through Trust
10.400% due 05/01/2018	351	383
Wells Fargo & Co.
3.000% due 02/19/2025	500	479

		11,552

MORTGAGE-BACKED SECURITIES 9.7%
Adjustable Rate Mortgage Trust
2.758% due 09/25/2035	26	23
American Home Mortgage Assets Trust
0.377% due 05/25/2046 ^	359	265
0.397% due 10/25/2046	597	417
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	1,194	1,027
Banc of America Funding Trust
2.671% due 02/20/2036	369	367
2.985% due 10/20/2046 ^	144	110
5.500% due 01/25/2036	531	566
BCAP LLC Trust
0.357% due 01/25/2037 ^	335	269
5.250% due 04/26/2037	1,620	1,512
Bear Stearns Adjustable Rate Mortgage Trust
2.160% due 08/25/2035	102	103
2.454% due 10/25/2033	16	16
2.459% due 05/25/2034	13	12
2.515% due 03/25/2035	33	33
2.564% due 08/25/2033	16	16
2.648% due 05/25/2034	47	45
2.774% due 05/25/2047 ^	428	384
3.033% due 11/25/2034	10	10
Bear Stearns ALT-A Trust
2.635% due 09/25/2035	165	142
2.689% due 11/25/2035 ^	191	144
2.810% due 08/25/2036 ^	250	188
Bear Stearns Structured Products, Inc. Trust
2.331% due 12/26/2046	139	107
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.367% due 07/25/2036	87	78
Citigroup Commercial Mortgage Trust
0.936% due 06/15/2033	1,600	1,594
5.899% due 12/10/2049	400	401
Citigroup Mortgage Loan Trust, Inc.
2.410% due 09/25/2035	53	53
2.570% due 10/25/2035 ^	1,322	1,308

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.279% due 09/25/2035 ^	$810	$701
Countrywide Alternative Loan Trust
0.357% due 01/25/2037 ^	550	529
0.367% due 02/20/2047	294	220
0.382% due 12/20/2046	590	453
0.397% due 03/20/2046	178	141
0.397% due 07/20/2046 ^	359	269
0.467% due 02/25/2037	222	179
0.537% due 05/25/2037 ^	93	57
1.658% due 11/25/2035	43	35
2.198% due 11/25/2035	43	36
5.187% due 11/25/2035 ^	360	291
5.250% due 06/25/2035 ^	31	29
6.000% due 04/25/2037 ^	77	58
6.000% due 02/25/2047	840	728
6.250% due 08/25/2037 ^	42	36
6.500% due 06/25/2036 ^	205	168
Countrywide Home Loan Mortgage Pass-Through Trust
0.417% due 05/25/2035	99	85
0.477% due 04/25/2035	28	24
0.507% due 03/25/2035	125	100
0.517% due 02/25/2035	11	10
0.787% due 03/25/2035	583	527
0.947% due 09/25/2034	11	10
2.330% due 02/20/2036	534	463
2.429% due 11/25/2034	27	25
2.598% due 11/19/2033	20	19
2.629% due 05/25/2047	151	129
2.680% due 08/25/2034	7	7
5.500% due 10/25/2035	142	140
Credit Suisse Commercial Mortgage Trust
6.500% due 07/26/2036 ^	146	89
Credit Suisse First Boston Mortgage Securities Corp.
2.559% due 08/25/2033	24	24
6.500% due 04/25/2033	1	1
Deutsche ALT-B Securities, Inc.
5.886% due 10/25/2036 ^	396	332
First Horizon Mortgage Pass-Through Trust
6.250% due 08/25/2017	2	2
GreenPoint Mortgage Funding Trust
0.457% due 11/25/2045	12	10
GSR Mortgage Loan Trust
1.860% due 03/25/2033	11	11
2.340% due 06/25/2034	6	6
2.682% due 09/25/2035	304	306
HarborView Mortgage Loan Trust
0.928% due 02/19/2034	1	1
1.008% due 12/19/2036 ^	182	152
2.527% due 05/19/2033	25	25
IndyMac Mortgage Loan Trust
4.534% due 09/25/2035	315	271
JPMorgan Mortgage Trust
1.990% due 11/25/2033	13	13
2.555% due 07/25/2035	147	149
2.559% due 01/25/2037	388	359
2.594% due 02/25/2035	12	12
2.642% due 07/25/2035	174	174
Luminent Mortgage Trust
0.427% due 04/25/2036	664	440
MASTR Adjustable Rate Mortgages Trust
2.440% due 05/25/2034	894	875
MASTR Alternative Loan Trust
0.587% due 03/25/2036	55	14
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.626% due 12/15/2030	9	9

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
0.397% due 02/25/2036	$144	$133
0.437% due 08/25/2036	16	15
2.182% due 02/25/2033	17	16
2.477% due 02/25/2036	99	97
Merrill Lynch Mortgage-Backed Securities Trust
2.843% due 04/25/2037 ^	13	11
Nomura Asset Acceptance Corp Alternative Loan Trust
2.439% due 10/25/2035	27	25
Residential Accredit Loans, Inc. Trust
0.337% due 02/25/2047	179	105
0.367% due 06/25/2046	477	212
0.397% due 04/25/2046	200	105
6.000% due 12/25/2036 ^	635	524
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035 ^	184	172
RiverView HECM Trust
0.247% due 07/25/2047	1,218	1,149
Structured Adjustable Rate Mortgage Loan Trust
2.480% due 04/25/2034	41	41
2.637% due 02/25/2034	17	17
2.702% due 09/25/2034	40	40
Structured Asset Mortgage Investments Trust
0.377% due 07/25/2046	567	452
0.397% due 05/25/2046	122	96
0.407% due 05/25/2036	575	419
0.407% due 09/25/2047	569	458
0.438% due 07/19/2035	303	294
0.467% due 02/25/2036	664	544
0.768% due 07/19/2034	4	4
0.888% due 03/19/2034	7	7
Suntrust Alternative Loan Trust
0.837% due 12/25/2035 ^	1,361	1,059
WaMu Mortgage Pass-Through Certificates Trust
0.457% due 12/25/2045	64	62
0.497% due 01/25/2045	10	9
0.507% due 01/25/2045	10	9
0.858% due 02/25/2047 ^	494	399
1.558% due 08/25/2042	6	6
1.796% due 01/25/2037 ^	38	33
2.023% due 12/25/2036 ^	7	6
2.187% due 07/25/2046	229	208
2.226% due 06/25/2037 ^	96	85
2.252% due 12/25/2036 ^	57	51
2.393% due 02/25/2033	142	140
2.439% due 03/25/2034	41	41
2.559% due 06/25/2033	13	13
Washington Mutual Mortgage Pass-Through Certificates Trust
1.098% due 07/25/2046 ^	71	45
6.000% due 06/25/2037 ^	1,454	1,279
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	560	512
Wells Fargo Mortgage-Backed Securities Trust
2.637% due 04/25/2036	24	24

		26,851

MUNICIPAL BONDS & NOTES 0.7%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	2,180	1,837

	SHARES
PREFERRED SECURITIES 0.0%
Navient Corp. CPI Linked Security
1.926% due 03/15/2017	500	12
1.976% due 01/16/2018	3,100	75

		87

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 0.9%
Fannie Mae
0.307% due 03/25/2034	$9	$9
0.337% due 08/25/2034	6	6
0.548% due 01/25/2017	779	780
1.775% due 10/01/2034	3	3
2.004% due 12/01/2034	8	8
2.491% due 11/01/2034	56	60
3.000% due 08/01/2042 - 08/01/2043	335	336
4.500% due 08/13/2045	400	432
5.500% due 05/01/2047	27	29
6.000% due 07/25/2044	30	34
Freddie Mac
0.467% due 09/25/2031	26	24
1.346% due 10/25/2044	55	56
2.399% due 02/01/2029	5	5
2.432% due 04/01/2037	66	71
6.000% due 04/15/2036	547	625
Ginnie Mae
1.625% due 11/20/2024	2	2
6.000% due 09/20/2038	22	24

		2,504

U.S. TREASURY OBLIGATIONS 15.0%
U.S. Treasury Bonds
3.125% due 02/15/2042	400	401
4.250% due 05/15/2039	100	120
4.375% due 05/15/2040	200	245
5.250% due 02/15/2029	400	521
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2024	2,092	2,039
0.250% due 01/15/2025	9,090	8,904

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.750% due 01/15/2028	$2,259	$2,552
2.000% due 01/15/2026	1,442	1,653
2.375% due 01/15/2025	502	590
2.500% due 01/15/2029	1,642	2,019
3.875% due 04/15/2029	374	529
U.S. Treasury Notes
1.750% due 05/15/2023	100	97
2.125% due 01/31/2021 (h)(j)	8,900	9,044
2.375% due 12/31/2020 (h)	12,100	12,469
2.500% due 05/15/2024 (j)	200	203

		41,386

Total United States (Cost $89,421)		92,950

VIRGIN ISLANDS (BRITISH) 0.0%

CORPORATE BONDS & NOTES 0.0%
GTL Trade Finance, Inc.
7.250% due 10/20/2017	$100	109

Total Virgin Islands (British) (Cost $104)		109

SHORT-TERM INSTRUMENTS 9.8%

CERTIFICATES OF DEPOSIT 0.6%
Intesa Sanpaolo SpA
1.656% due 04/11/2016	$1,700	1,704

REPURCHASE AGREEMENTS (f) 0.2%
		559

SHORT-TERM NOTES 9.0%
Federal Home Loan Bank
0.050% due 08/07/2015	1,400	1,400

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.060% due 08/12/2015	$500	$500
0.064% due 08/26/2015	600	600
0.065% due 08/28/2015	900	900
0.070% due 08/07/2015	1,200	1,200
0.080% due 09/18/2015	300	300
0.083% due 07/15/2015	300	300
0.085% due 08/12/2015 - 09/18/2015	4,700	4,700
0.087% due 09/09/2015	700	700
0.090% due 08/05/2015 - 09/16/2015	7,300	7,299
0.092% due 08/05/2015 - 08/21/2015	2,300	2,300
0.093% due 08/21/2015	1,700	1,700
0.155% due 11/18/2015	1,000	999
Freddie Mac
0.095% due 09/22/2015	1,900	1,899

		24,797

Total Short-Term Instruments (Cost $27,055)		27,060

Total Investments in Securities (Cost $280,372)		270,046

Total Investments 97.7% (Cost $280,372)		$270,046

Financial Derivative Instruments (g)(i) 2.0% (Cost or Premiums, net $238)		5453

Other Assets and Liabilities, net 0.3%		797

Net Assets 100.0%		$276,296

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Zero coupon bond.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Rise Ltd.	4.750%	01/31/2021	02/11/2014	$3,046	$3,044	1.10%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$559	Fannie Mae 2.200% due 10/17/2022	$(572)	$559	$559

Total Repurchase Agreements						$(572)	$559	$559

(1)	Includes accrued interest.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

As of June 30, 2015, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended June 30, 2015 was $143 at a weighted average interest rate of 0.203%.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	07/01/2045	$5,600	$(5,815)	$(5,761)
Fannie Mae	4.000%	07/01/2045	100	(106)	(106)
Fannie Mae	4.500%	07/01/2045	5,000	(5,424)	(5,402)
Fannie Mae	4.500%	08/13/2045	15,000	(16,197)	(16,184)
Fannie Mae	5.500%	07/01/2045	22,000	(24,879)	(24,707)

Total Short Sales				$(52,421)	$(52,160)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$559	$0	$0	$559	$(572)	$(13)

Total Borrowings and Other Financing Transactions	$559	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)   FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$107.500	08/21/2015	39	$1	$1

Total Purchased Options				$1	$1

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	12	$(4)	$0	$0
90-Day Eurodollar June Futures	Short	06/2016	1	0	0	0
90-Day Eurodollar March Futures	Short	03/2017	9	(3)	0	0
90-Day Eurodollar September Futures	Short	09/2016	10	(4)	0	0
Australia Government 10-Year Bond September Futures	Long	09/2015	32	15	26	(13)
Call Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond September Futures	Long	08/2015	26	(3)	13	0
Call Options Strike @ EUR 157.500 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	26	1	0	(4)
Canada Government 10-Year Bond September Futures	Short	09/2015	27	(22)	0	(52)
Euro-Bobl September Futures	Long	09/2015	34	19	22	0
Euro-BTP Italy Government Bond September Futures	Long	09/2015	3	2	3	(1)
Euro-Bund 10-Year Bond September Futures	Long	09/2015	92	(264)	192	0
Euro-Buxl 30-Year Bond September Futures	Long	09/2015	13	(176)	51	0
Put Options Strike @ EUR 147.000 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	26	7	9	0
Put Options Strike @ EUR 148.000 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	16	3	6	0
U.S. Treasury 5-Year Note September Futures	Long	09/2015	27	1	1	0
U.S. Treasury 10-Year Note September Futures	Long	09/2015	555	(538)	0	(17)
U.S. Treasury 30-Year Bond September Futures	Long	09/2015	10	(42)	0	(1)
U.S. Treasury Ultra Long-Term Bond September Futures	Short	09/2015	1	2	0	0
United Kingdom Long Gilt September Futures	Long	09/2015	124	63	242	0

Total Futures Contracts				$(943)	$565	$(88)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
							Asset	Liability
iTraxx Europe Senior 22 5-Year Index	(1.000%	)	12/20/2019	EUR 14,650	$(129)	$105	$89	$0
iTraxx Europe Senior 23 5-Year Index	(1.000%	)	06/20/2020	7,500	(43)	53	52	0

					$(172)	$158	$141	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$3,861	$246	$(27)	$20	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month SEK-LIBOR	1.013%	01/23/2025	SEK	700	$(4)	$(4)	$0	$0
Pay	3-Month SEK-LIBOR	1.023%	01/23/2025		600	(3)	(3)	0	0
Pay	3-Month SEK-LIBOR	1.033%	01/23/2025		600	(3)	(3)	0	0
Pay	3-Month SEK-LIBOR	1.036%	01/23/2025		700	(4)	(4)	1	0
Pay	3-Month SEK-LIBOR	1.080%	01/26/2025		1,400	(7)	(7)	1	0
Pay	3-Month SEK-LIBOR	1.085%	01/26/2025		1,600	(8)	(8)	1	0
Receive	3-Month USD-LIBOR	1.300%	05/06/2017	$	106,000	(149)	(161)	7	0
Receive	3-Month USD-LIBOR	2.250%	12/16/2022		74,100	311	(51)	5	0
Pay	3-Month USD-LIBOR	2.250%	12/16/2022		16,200	(80)	53	0	(6)
Receive	3-Month USD-LIBOR	2.500%	12/16/2025		15,600	126	(38)	11	0
Pay	3-Month USD-LIBOR	2.500%	12/16/2035		4,800	(321)	22	0	(6)
Pay	3-Month USD-LIBOR	2.750%	12/16/2045		5,800	(298)	23	0	(13)
Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	2,600	110	(4)	3	0
Receive	6-Month EUR-EURIBOR	0.150%	09/16/2017	EUR	27,600	3	24	0	(9)
Pay	6-Month EUR-EURIBOR	0.350%	09/16/2020		12,000	(135)	(145)	47	0
Pay	6-Month EUR-EURIBOR	3.250%	09/21/2021		3,800	507	452	23	0
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2023		16,100	1,059	1,180	128	0
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025		20,000	993	1,088	0	(231)
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046		6,900	472	801	0	(184)
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017	GBP	5,700	(49)	10	0	(14)
Pay	6-Month GBP-LIBOR	1.500%	09/16/2020		5,100	(115)	(111)	43	0
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		14,700	447	146	0	(261)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2045		800	105	(7)	0	(28)
Receive	6-Month JPY-LIBOR	0.500%	09/17/2021	JPY	2,330,000	(176)	(1)	0	(17)
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033		3,640,000	1,752	1,843	114	0
Pay	6-Month JPY-LIBOR	1.250%	06/17/2035		240,000	2	(38)	8	0
Pay	6-Month JPY-LIBOR	1.500%	12/20/2044		220,000	10	15	8	0
Pay	28-Day MXN-TIIE	4.300%	09/01/2016	MXN	88,000	25	13	4	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		65,500	(19)	5	18	0
Pay	28-Day MXN-TIIE	5.615%	06/02/2020		67,700	58	33	24	0

						$4,609	$5,123	$446	$(769)

Total Swap Agreements						$4,683	$5,254	$607	$(769)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(h)	Securities with an aggregate market value of $6,258 and cash of $2,582 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (4)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1	$565	$629	$1,195	$0	$(88)	$(769)	$(857)

(4)	Unsettled variation margin asset of $22 for closed swap agreements is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2015		AUD	98	$		76	$0	$0
	07/2015		BRL	5,272			1,906	211	0
	07/2015		JPY	139,000			1,114	0	(21)
	07/2015	$		1,695		BRL	5,272	4	(3)
	07/2015			2,825		DKK	18,891	0	(2)
	07/2015			60,350		JPY	7,462,096	622	0
	08/2015			1,052		SEK	8,800	10	0
	04/2016		DKK	6,359	$		943	0	(15)
	07/2016			18,891			2,853	0	(3)

BPS	07/2015		BRL	33,000			13,096	2,482	0
	07/2015		JPY	7,315,295			59,017	0	(756)
	07/2015	$		10,585		BRL	33,000	43	(14)
	07/2015			1,459		MXN	22,618	0	(20)
	07/2015			858		PLN	3,139	0	(23)
	08/2015		BRL	20,646	$		6,577	13	0
	08/2015	$		57,654		JPY	7,143,296	737	0
	10/2015		DKK	12,349	$		1,878	28	0

BRC	07/2015		PLN	7,400			1,934	0	(33)
	07/2015	$		1,551		PLN	5,745	0	(24)

CBK	07/2015		BRL	5,443	$		1,754	4	0
	07/2015		EUR	1,160			1,307	14	0
	07/2015		PLN	42			12	1	0
	07/2015	$		287		AUD	376	3	0
	07/2015			1,716		BRL	5,443	34	0
	07/2015			4,307		EUR	3,832	24	(59)
	07/2015			1,507		JPY	186,700	18	0
	07/2015			109		MXN	1,668	0	(3)
	07/2015			489		PLN	1,822	2	(6)
	08/2015			10,711		GBP	6,963	227	0
	09/2015		MXN	34,958	$		2,211	1	0
	05/2016		BRL	5,993			1,717	0	(26)

DUB	07/2015			30,303			10,624	938	(61)
	07/2015	$		9,659		BRL	30,303	99	(11)
	10/2015		BRL	6,756	$		2,128	25	0
	04/2016			5,833			1,714	3	0
	04/2016	$		500		CNY	2,965	0	(23)

FBF	07/2015		BRL	18,068	$		5,994	183	0
	07/2015	$		5,884		BRL	18,068	3	(76)
	09/2015		CNY	28,833	$		4,516	0	(183)

GLM	07/2015		AUD	1,765			1,346	0	(15)
	07/2015		BRL	2,058			648	0	(14)
	07/2015		NZD	2,487			1,766	81	0
	07/2015		PLN	27			7	0	0
	07/2015	$		662		BRL	2,058	0	(1)
	07/2015			350		JPY	43,100	2	0
	08/2015		NOK	1,905	$		253	10	0
	08/2015	$		2,236		DKK	14,450	0	(74)
	10/2015		BRL	7,400	$		2,794	491	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
HUS	07/2015		BRL	5,584	$		1,744	$0	$(52)
	07/2015		PLN	4,948			1,322	7	0
	07/2015	$		1,800		BRL	5,584	0	(4)
	07/2015			3,196		EUR	2,868	1	0
	07/2015			5,199		PLN	19,112	4	(124)
	08/2015		EUR	2,868	$		3,198	0	(1)
	04/2016		DKK	28,413			4,201	0	(79)

JPM	07/2015		BRL	7,087			2,459	184	(4)
	07/2015		EUR	3,517			3,975	60	(5)
	07/2015		JPY	122,000			988	0	(9)
	07/2015		NZD	1,025			711	16	0
	07/2015		PLN	23,800			6,338	13	0
	07/2015	$		2,284		BRL	7,087	0	(5)
	07/2015			1,416		CAD	1,768	0	0
	07/2015			2,243		EUR	1,989	0	(26)
	07/2015			482		PLN	1,737	0	(20)
	08/2015			677		BRL	2,140	4	0
	08/2015			2,743		INR	178,237	38	0
	09/2015		CNY	2,378	$		400	12	0
	10/2015		DKK	857			131	2	0
	01/2016		BRL	5,597			1,900	211	0
	01/2016		DKK	2,591			396	7	0
	04/2016		CNY	13,826			2,150	0	(75)
	04/2016		DKK	6,341			941	0	(14)
	04/2016	$		1,830		CNY	10,861	0	(82)

MSB	07/2015		BRL	17,724	$		5,699	11	(12)
	07/2015	$		5,502		BRL	17,724	198	0
	07/2015			1,003		PLN	3,801	7	0
	01/2016		DKK	4,243	$		649	12	0
	05/2016		BRL	19,674			5,584	0	(137)

RYL	09/2015	$		4,600		CNY	29,440	198	0

SCX	07/2015		MXN	24,286	$		1,558	13	0
	08/2015		GBP	630			988	0	(2)
	09/2015	$		1,549		MXN	24,286	0	(13)

SOG	10/2015			1,591		DKK	10,285	0	(50)

UAG	07/2015		BRL	2,432	$		773	0	(9)
	07/2015		EUR	6,700			7,333	7	(144)
	07/2015		JPY	115,600			932	0	(13)
	07/2015	$		784		BRL	2,432	0	(2)
	07/2015			3,029		EUR	2,688	0	(32)
	08/2015		DKK	14,765	$		2,183	0	(26)
	08/2015		EUR	268			301	2	0
	08/2015	$		764		BRL	2,432	9	0
	10/2015		BRL	3,400	$		1,319	261	0
	10/2015		DKK	868			132	2	0

Total Forward Foreign Currency Contracts								$7,592	$(2,406)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC EUR versus USD	$	1.010	07/21/2015	EUR	120	$7	$2
	Put - OTC EUR versus USD		1.050	07/21/2015		137	13	7
	Call - OTC USD versus BRL	BRL	3.280	07/29/2015	$	800	6	4
	Call - OTC USD versus JPY	JPY	127.000	07/20/2015		2,200	12	1

BPS	Call - OTC USD versus JPY		127.000	07/20/2015		2,800	17	1

BRC	Put - OTC EUR versus JPY		130.000	07/21/2015	EUR	200	17	20

CBK	Put - OTC EUR versus USD	$	1.050	07/21/2015		117	10	6

DUB	Call - OTC USD versus BRL	BRL	3.230	07/27/2015	$	700	5	5

FBF	Call - OTC USD versus BRL		3.230	07/27/2015		800	5	6
	Call - OTC USD versus BRL		3.280	07/29/2015		700	5	4

GLM	Put - OTC EUR/USD versus JPY	$1.110/JPY 121.500		07/21/2015		100	8	16

HUS	Put - OTC EUR versus USD	$	1.010	07/21/2015	EUR	101	5	2

JPM	Call - OTC USD versus JPY	JPY	157.500	08/26/2015	$	50,000	5	0

MSB	Put - OTC EUR versus JPY		130.000	07/21/2015	EUR	100	9	10
	Call - OTC USD versus JPY		127.000	07/20/2015	$	900	5	0

							$129	$84

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000%	11/26/2015	EUR	5,700	$93	$52

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount		Cost (1)	Market Value
BRC	Call & Put - OTC 1-Month EUR/USD vs. 1-Month EUR/USD Forward Currency Volatility Agreement	0.000%	07/02/2015	$	900	$0	$0

DUB	Call & Put - OTC 1-Month EUR/USD vs. 1-Month EUR/USD Forward Currency Volatility Agreement	0.000%	07/02/2015		900	0	0

						$0	$0

Total Purchased Options						$222	$136

(1)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC USD versus BRL	BRL	3.090	07/29/2015	$	800	$(6)	$(8)

BPS	Put - OTC USD versus JPY	JPY	117.000	07/02/2015		1,800	(11)	0

DUB	Put - OTC USD versus BRL	BRL	3.050	07/27/2015		700	(4)	(4)

FBF	Put - OTC USD versus BRL		3.030	07/27/2015		800	(5)	(4)
	Put - OTC USD versus BRL		3.090	07/29/2015		700	(5)	(7)

HUS	Call - OTC USD versus CNY	CNY	6.600	02/05/2016		800	(9)	(1)
	Put - OTC USD versus JPY	JPY	118.100	07/20/2015		900	(7)	(1)

JPM	Call - OTC USD versus CNY	CNY	6.600	02/05/2016		740	(9)	(1)

MSB	Put - OTC USD versus JPY	JPY	118.100	07/20/2015		2,200	(16)	(2)

SOG	Put - OTC USD versus JPY		117.000	07/02/2015		1,000	(6)	0

							$(78)	$(28)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC 5-Year Interest Rate Swap (Effective 05/04/2021)	6-Month EUR-EURIBOR	Receive	0.400%	04/29/2016	EUR	3,900	$(14)	$(2)
	Put - OTC 5-Year Interest Rate Swap (Effective 05/04/2021)	6-Month EUR-EURIBOR	Pay	1.400%	04/29/2016		3,900	(34)	(152)

GLM	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.750%	07/10/2015	GBP	4,500	(18)	(16)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.200%	07/13/2015		1,100	(5)	(9)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.400%	07/15/2015		1,100	(9)	0
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.200%	07/15/2015		1,100	(4)	(10)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.750%	09/11/2015	EUR	900	(24)	(1)
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.300%	09/11/2015		900	(26)	(114)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.564%	11/26/2015		2,300	(94)	(95)

JPM	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.400%	07/27/2015	GBP	1,100	(6)	0
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.200%	07/27/2015		1,100	(6)	(14)

								$(240)	$(413)

Total Written Options								$(318)	$(441)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	0	$47,300	AUD	0	EUR	25,900	GBP	4,400	$(1,091)
Sales	24	26,840		4,400		28,680		15,600	(397)
Closing Buys	0	(22,000)		0		(13,100)		(5,600)	588
Expirations	(12)	(26,800)		(4,400)		(18,840)		(2,200)	239
Exercised	(12)	(14,900)		0		(10,740)		(2,200)	343

Balance at End of Period	0	$10,440	AUD	0	EUR	11,900	GBP	10,000	$(318)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Springleaf Finance Corp.	(1.370%	)	12/20/2017	1.874%	$	100	$0	$1	$1	$0

BRC	WPP Group PLC	(3.750%	)	06/20/2017	0.229%	GBP	1,000	0	(111)	0	(111)

GST	UST, Inc.	(0.720%	)	03/20/2018	0.088%	$	1,000	0	(17)	0	(17)

MYC	SABMiller PLC	(1.000%	)	03/20/2020	0.556%	EUR	600	(18)	4	0	(14)
	UBS AG	(1.000%	)	03/20/2017	1.162%	$	2,400	(4)	10	6	0

RYL	Cleveland Electric Illuminating Co.	(0.940%	)	06/20/2017	0.304%		1,000	0	(13)	0	(13)

UAG	Mohawk Industries, Inc.	(1.550%	)	03/20/2016	0.085%		1,000	0	(11)	0	(11)

								$(22)	$(137)	$7	$(166)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	France Government International Bond	0.250%	03/20/2020	0.303%	$ 1,500	$(11)	$8	$0	$(3)

BRC	Brazil Government International Bond	1.000%	03/20/2023	2.975%	800	(43)	(59)	0	(102)
	France Government International Bond	0.250%	03/20/2020	0.303%	400	(3)	2	0	(1)

CBK	Brazil Government International Bond	1.000%	03/20/2016	0.841%	1,400	(13)	15	2	0
	France Government International Bond	0.250%	03/20/2020	0.303%	600	(5)	4	0	(1)
	France Government International Bond	0.250%	06/20/2020	0.321%	100	(1)	1	0	0
	Spain Government International Bond	1.000%	03/20/2019	0.860%	9,800	(175)	227	52	0

GST	France Government International Bond	0.250%	03/20/2020	0.303%	2,600	(24)	18	0	(6)
	France Government International Bond	0.250%	06/20/2020	0.321%	300	(2)	1	0	(1)
	Greece Government International Bond	1.000%	12/20/2015	50.000%	EUR 1,000	(51)	(506)	0	(557)

HUS	France Government International Bond	0.250%	03/20/2020	0.303%	$ 300	(2)	1	0	(1)

JPM	France Government International Bond	0.250%	03/20/2020	0.303%	1,100	(8)	5	0	(3)
	France Government International Bond	0.250%	06/20/2020	0.321%	200	(1)	0	0	(1)

MYC	Brazil Government International Bond	1.000%	06/20/2019	2.267%	1,000	(22)	(25)	0	(47)
	France Government International Bond	0.250%	03/20/2020	0.303%	400	(3)	2	0	(1)
	Spain Government International Bond	1.000%	03/20/2019	0.860%	1,200	(24)	30	6	0

						$(388)	$(276)	$60	$(724)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (6)
								Asset	Liability
BPS	iTraxx Europe Subordinated 23 5-Year Index	(1.000%	)	06/20/2020	EUR 450	$ 14	$5	$19	$0

CBK	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	6,200	245	(46)	199	0

GST	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	700	24	(2)	22	0
	iTraxx Europe Subordinated 23 5-Year Index	(1.000%	)	06/20/2020	2,050	69	16	85	0

MYC	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	3,000	49	47	96	0

						$ 401	$20	$421	$0

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017	CHF	800	$	856	$2	$0	$2	$0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020	EUR	1,900		2,109	18	15	33	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2025		930		1,015	1	29	30	0

BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020		8,100		8,845	120	165	285	0

CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020		8,300		9,296	31	28	59	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2025		3,220		3,510	77	31	108	0

DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020		7,000		7,792	92	6	98	0

FBF	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017	CHF	700		741	(1)	11	10	0

GLM	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017		2,400		2,567	(2)	10	8	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2025	EUR	1,500		1,680	5	1	6	0

UAG	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2017	CHF	1,800		1,920	(12)	23	11	0

								$331	$319	$650	$0

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.537%	05/15/2045	GBP	300	$3	$2	$5	$0

BPS	Pay	1-Year BRL-CDI	12.230%	01/04/2021	BRL	5,200	5	(7)	0	(2)

CBK	Pay	1-Month GBP-UKRPI	3.495%	05/15/2045	GBP	150	0	(2)	0	(2)

GLM	Pay	1-Month GBP-UKRPI	3.310%	05/15/2030		250	0	(4)	0	(4)
	Pay	1-Month GBP-UKRPI	3.311%	05/15/2030		250	0	(4)	0	(4)
	Pay	1-Month GBP-UKRPI	3.313%	05/15/2030		200	0	(3)	0	(3)
	Pay	1-Month GBP-UKRPI	3.543%	05/15/2045		200	1	3	4	0

JPM	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	5,700	(1)	(12)	0	(13)

MYC	Pay	1-Month GBP-UKRPI	3.535%	05/15/2045	GBP	300	3	2	5	0

							$11	$(25)	$14	$(28)

Total Swap Agreements							$333	$(99)	$1,152	$(918)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(j)	Securities with an aggregate market value of $865 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (8)
BOA	$847	$14	$71	$932	$(44)	$(8)	$(3)	$(55)	$877	$(740)	$137
BPS	3,303	1	304	3,608	(813)	0	(2)	(815)	2,793	(2,600)	193
BRC	0	20	0	20	(57)	(154)	(214)	(425)	(405)	345	(60)
CBK	328	6	420	754	(94)	0	(3)	(97)	657	(520)	137
DUB	1,065	5	98	1,168	(95)	(4)	0	(99)	1,069	(1,230)	(161)
FBF	186	10	10	206	(259)	(11)	0	(270)	(64)	0	(64)
GLM	584	68	18	670	(104)	(245)	(11)	(360)	310	(260)	50
GST	0	0	107	107	0	0	(581)	(581)	(474)	254	(220)
HUS	12	2	0	14	(260)	(2)	(1)	(263)	(249)	265	16
JPM	547	0	0	547	(240)	(15)	(17)	(272)	275	(140)	135
MSB	228	10	0	238	(149)	(2)	0	(151)	87	0	87
MYC	0	0	113	113	0	0	(62)	(62)	51	0	51
RYL	198	0	0	198	0	0	(13)	(13)	185	(270)	(85)
SCX	13	0	0	13	(15)	0	0	(15)	(2)	0	(2)
SOG	0	0	0	0	(50)	0	0	(50)	(50)	(10)	(60)
UAG	281	0	11	292	(226)	0	(11)	(237)	55	0	55

Total Over the Counter	$7,592	$136	$1,152	$8,880	$(2,406)	$(441)	$(918)	$(3,765)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	565	565
Swap Agreements	0	161	0	0	468	629

	$0	$161	$0	$0	$1,034	$1,195

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,592	$0	$7,592
Purchased Options	0	0	0	84	52	136
Swap Agreements	0	488	0	650	14	1,152

	$0	$488	$0	$8,326	$66	$8,880

	$0	$649	$0	$8,326	$1,100	$10,075

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$88	$88
Swap Agreements	0	0	0	0	769	769

	$0	$0	$0	$0	$857	$857

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,406	$0	$2,406
Written Options	0	0	0	28	413	441
Swap Agreements	0	890	0	0	28	918

	$0	$890	$0	$2,434	$441	$3,765

	$0	$890	$0	$2,434	$1,298	$4,622

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(4)	$(4)
Written Options	0	0	0	0	4	4
Futures	0	0	0	0	(1,335)	(1,335)
Swap Agreements	0	(168)	0	0	(777)	(945)

	$0	$(168)	$0	$0	$(2,112)	$(2,280)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,266	$0	$2,266
Purchased Options	0	(4)	0	77	0	73
Written Options	0	29	0	653	55	737
Swap Agreements	0	19	0	(3,563)	58	(3,486)

	$0	$44	$0	$(567)	$113	$(410)

	$0	$(124)	$0	$(567)	$(1,999)	$(2,690)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(123)	$0	$0	$0	$(1,302)	$(1,425)
Swap Agreements	0	225	0	0	2,123	2,348

	$(123)	$225	$0	$0	$821	$923

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$694	$0	$694
Purchased Options	0	0	0	(214)	(109)	(323)
Written Options	0	(34)	0	89	(74)	(19)
Swap Agreements	0	(304)	0	1,446	(3)	1,139

	$0	$(338)	$0	$2,015	$(186)	$1,491

	$(123)	$(113)	$0	$2,015	$635	$2,414

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Australia
Mortgage-Backed Securities	$0	$188	$0	$188
Sovereign Issues	0	1,144	0	1,144
Bermuda
Bank Loan Obligations	0	0	3,044	3,044
Brazil
Corporate Bonds & Notes	0	2,488	0	2,488
Sovereign Issues	0	20,025	0	20,025
Canada
Sovereign Issues	0	2,262	0	2,262
Cayman Islands
Asset-Backed Securities	0	1,800	0	1,800
Denmark
Corporate Bonds & Notes	0	12,084	0	12,084
France
Sovereign Issues	0	13,478	0	13,478
Germany
Corporate Bonds & Notes	0	4,486	0	4,486
Sovereign Issues	0	3,488	0	3,488
Greece
Corporate Bonds & Notes	0	274	0	274
Sovereign Issues	0	427	0	427
Guernsey, Channel Islands
Corporate Bonds & Notes	0	355	0	355
Ireland
Corporate Bonds & Notes	0	3,051	0	3,051

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Italy
Asset-Backed Securities	$0	$4	$0	$4
Corporate Bonds & Notes	0	3,650	0	3,650
Mortgage-Backed Securities	0	1,413	0	1,413
Sovereign Issues	0	31,707	0	31,707
Japan
Corporate Bonds & Notes	0	299	0	299
Mexico
Corporate Bonds & Notes	0	800	0	800
Sovereign Issues	0	238	0	238
Netherlands
Asset-Backed Securities	0	366	0	366
Corporate Bonds & Notes	0	2,720	0	2,720
Norway
Corporate Bonds & Notes	0	2,154	0	2,154
Sovereign Issues	0	231	0	231
Portugal
Corporate Bonds & Notes	0	1,125	0	1,125
Qatar
Corporate Bonds & Notes	0	1,601	0	1,601
Slovenia
Sovereign Issues	0	6,368	0	6,368
South Korea
Sovereign Issues	0	1,659	0	1,659
Spain
Corporate Bonds & Notes	0	113	0	113
Sovereign Issues	0	6,299	0	6,299
Supranational
Corporate Bonds & Notes	0	356	0	356

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	23

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

June 30, 2015 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Sweden
Corporate Bonds & Notes	$0	$497	$0	$497
Switzerland
Corporate Bonds & Notes	0	4,937	0	4,937
United Arab Emirates
Sovereign Issues	0	1,650	0	1,650
United Kingdom
Corporate Bonds & Notes	0	3,649	0	3,649
Sovereign Issues	0	9,497	0	9,497
United States
Asset-Backed Securities	0	7,552	0	7,552
Bank Loan Obligations	0	1,181	0	1,181
Corporate Bonds & Notes	0	11,552	0	11,552
Mortgage-Backed Securities	0	25,595	1,256	26,851
Municipal Bonds & Notes	0	1,837	0	1,837
Preferred Securities	87	0	0	87
U.S. Government Agencies	0	2,504	0	2,504
U.S. Treasury Obligations	0	41,386	0	41,386
Virgin Islands (British)
Corporate Bonds & Notes	0	109	0	109
Short-Term Instruments
Certificates of Deposit	0	1,704	0	1,704
Repurchase Agreements	0	559	0	559
Short-Term Notes	0	24,797	0	24,797

Total Investments	$87	$265,659	$4,300	$270,046

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(52,160)	$0	$(52,160)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	565	608	0	1,173
Over the counter	0	8,880	0	8,880
	$565	$9,488	$0	$10,053

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(88)	(769)	0	(857)
Over the counter	0	(3,765)	0	(3,765)
	$(88)	$(4,534)	$0	$(4,622)

Totals	$564	$218,453	$4,300	$223,317

There were no significant transfers between Levels 1 and 2 during the period ended June 30, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended June 30, 2015:

Category and Subcategory	Beginning Balance at 12/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2015 (1)
Investments in Securities, at Value
Bermuda
Bank Loan Obligations	$3,159	$0	$(101)	$(2)	$(1)	$(11)	$0	$0	$3,044	$(11)
United States
Corporate Bonds & Notes	1,319	0	(127)	(4)	(1)	(41)	0	(1,146)	0	0
Mortgage-Backed Securities	1,420	0	(166)	1	5	(4)	0	0	1,256	(9)

Totals	$5,898	$0	$(394)	$(5)	$3	$(56)	$0	$(1,146)	$4,300	$(20)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bermuda
Bank Loan Obligations	$3,044	Proxy Pricing	Base Price	100.50
United States
Mortgage-Backed Securities	1,149	Proxy Pricing	Base Price	94.35
	107	Third Party Vendor	Broker Quote	76.63

Total	$4,300

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2015 (Unaudited)

1. ORGANIZATION

The PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing

Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans, assignments of all or a portion of loans from third parties, or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2015, the Portfolio had no unfunded loan commitments outstanding.

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at June 30, 2015 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises   The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Straddle Options  The Portfolio may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the

Portfolio could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

SEMIANNUAL REPORT	JUNE 30, 2015	37

Notes to Financial Statements (Cont.)

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the

Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board

SEMIANNUAL REPORT	JUNE 30, 2015	39

Notes to Financial Statements (Cont.)

meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$601,801	$615,322	$91,146	$101,311

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	66	$772	144	$1,809
Administrative Class	1,244	14,587	3,647	46,145
Advisor Class	262	3,063	713	9,021
Issued as reinvestment of distributions
Institutional Class	6	73	31	377
Administrative Class	212	2,479	1,177	14,476
Advisor Class	30	355	167	2,056
Cost of shares redeemed
Institutional Class	(34)	(401)	(98)	(1,222)
Administrative Class	(2,461)	(28,880)	(6,029)	(76,039)
Advisor Class	(335)	(3,917)	(666)	(8,376)
Net (decrease) resulting from Portfolio share transactions	(1,010)	$(11,869)	(914)	$(11,753)

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

As of June 30, 2015, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 82% of the Portfolio. One shareholder is a related party and comprises 33% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$281,202	$6,245	$(17,401)	$(11,156)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	41

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone
BRL	Brazilian Real	GBP	British Pound	NZD	New Zealand Dollar
CAD	Canadian Dollar	INR	Indian Rupee	PLN	Polish Zloty
CHF	Swiss Franc	JPY	Japanese Yen	SEK	Swedish Krona
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	USD (or $)	United States Dollar
DKK	Danish Krone

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	UKRPI	United Kingdom Retail Price Index

Other Abbreviations:
ABS	Asset-Backed Security	BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CDI	Brazil Interbank Deposit Rate	PIK	Payment-in-Kind
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio

42	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	43

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT26SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Global Diversified Allocation Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio may include, but are not limited to the following: allocation risk, acquired fund risk, equity risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, smaller company risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio or Acquired Fund. The Portfolio or Acquired Fund may engage in such transactions regardless of whether the Portfolio or Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio or an Acquired Fund invests in emerging market debt, both may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the

4	PIMCO VARIABLE INSURANCE TRUST

fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio (or Underlying PIMCO Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical

SEMIANNUAL REPORT	JUNE 30, 2015	5

Important Information About the Portfolio (Cont.)

account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Diversified Allocation Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

PIMCO Short-Term Fund	15.3%
PIMCO Total Return Fund IV	15.3%
PIMCO Short-Term Floating NAV Portfolio III	7.8%
PIMCO Global Dividend Fund	7.1%
PIMCO RAE Fundamental PLUS EMG Fund	5.1%
PIMCO Income Fund	5.1%
PIMCO RAE Fundamental PLUS Small Fund	5.1%
PIMCO Investment Grade Corporate Bond Fund	5.1%
PIMCO StocksPLUS® Fund	5.1%
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	5.1%
PIMCO Real Return Fund	5.1%
PIMCO StocksPLUS® International Fund (Unhedged)	5.1%
Other	13.7%
†	% of Investments, at value as of 06/30/15

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	Class Inception (04/30/2012)
PIMCO Global Diversified Allocation Portfolio Administrative Class	-0.07%	0.19%	5.76%
60% MSCI World Index/40% Barclays U.S. Aggregate Index±	1.62%	1.70%	8.07%
MSCI World Index±±	2.63%	1.43%	12.02%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.58% for Administrative Class shares.

± 60% MSCI World Index/40% Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

±± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$999.30	$1,022.29
Expenses Paid During Period†	$2.37	$2.39
Net Annualized Expense Ratio††	0.48%	0.48%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Global Diversified Allocation Portfolio seeks to maximize risk-adjusted total return relative to a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index, by investing in a combination of Acquired Funds and/or direct investments and utilizing hedging techniques to manage downside risks and total portfolio volatility. The Portfolio will invest under normal circumstances in a combination of affiliated funds registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (collectively, “Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”).

Portfolio Insights

»	Put options on the S&P 500 Index, used for tail risk hedging purposes, detracted from performance as the S&P 500 Index rallied during the reporting period.

»	The Portfolio’s underweight to international equities detracted from relative performance, as international equities posted positive returns and outperformed U.S. equities during the reporting period.

»

An allocation to currency-hedged international equities through the PIMCO StocksPLUS International Fund (U.S. Dollar-Hedged) contributed to absolute and relative performance, as this Underlying PIMCO Fund posted positive returns and outperformed the MSCI World Index over the reporting period.

»	An allocation to PIMCO RAE Fundamental PLUS EMG Fund detracted from relative performance, as this Underlying PIMCO fund underperformed the MSCI World Index over the reporting period.

»

Allocations to the PIMCO Income Fund and the PIMCO Investment Grade Corporate Bond Fund contributed to absolute and relative performance as these Underlying PIMCO Funds posted positive returns and outperformed the Barclays U.S. Aggregate Index over the reporting period.

SEMIANNUAL REPORT	JUNE 30, 2015	7

Financial Highlights PIMCO Global Diversified Allocation Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013	04/30/2012-12/31/2012		12/31/2011		12/31/2010

Administrative Class
Net asset value beginning of year or period	$10.45	$10.43	$10.00	$10.00		$0.00		$0.00
Net investment income (a)	0.08	0.42	0.49	0.41		0.00		0.00
Net realized/unrealized gain (loss)	(0.09)	0.19	0.64	(0.28)		0.00		0.00
Total from Investment Operations	(0.01)	0.61	1.13	0.13		0.00		0.00
Dividends from net investment income	(0.06)	(0.41)	(0.37)	(0.13)		0.00		0.00
Distributions from net realized capital gains	0.00	(0.18)	(0.33)	0.00		0.00		0.00
Total distributions	(0.06)	(0.59)	(0.70)	(0.13)		0.00		0.00
Net asset value end of year or period	$10.38	$10.45	$10.43	$10.00		$0.00		$0.00
Total return	(0.07)%	5.87%	11.38%	1.33%			%		%
Net assets end of year or period (000s)	$459,767	$399,133	$285,997	$90,099		$0.00		$0.00
Ratio of expenses to average net assets	0.48%*	0.40%	0.47%	0.55	%*		%		%
Ratio of expenses to average net assets excluding waivers	1.00%*	1.00%	1.00%	1.17	%*		%		%
Ratio of expenses to average net assets excluding interest expense	0.48%*	0.40%	0.47%	0.53	%*		%		%
Ratio of expenses to average net assets excluding interest expense and waivers	1.00%*	1.00%	1.00%	1.15	%*		%		%
Ratio of net investment income to average net assets	1.62%*	3.87%	4.70%	6.08	%*		%		%
Portfolio turnover rate	16%	3%	43%	0%			%		%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Assets and Liabilities PIMCO Global Diversified Allocation Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$2,628
Investments in Affiliates	509,722
Financial Derivative Instruments
Exchange-traded or centrally cleared	10,136
Cash	1
Deposits with counterparty	8,683
Receivable for Portfolio shares sold	1,404
Dividends receivable from Affiliates	667
Total Assets	533,241

Liabilities:
Payable for investments in Affiliates purchased	$9,637
Payable for Portfolio shares redeemed	39
Accrued supervisory and administrative fees	132
Accrued distribution fees	13
Accrued servicing fees	57
Accrued reimbursement to PIMCO	21
Other liabilities	8
Total Liabilities	9,907

Net Assets	$523,334

Net Assets Consist of:
Paid in capital	527,933
Undistributed net investment income	733
Accumulated undistributed net realized gain	24,980
Net unrealized (depreciation)	(30,312)
$523,334

Net Assets:
Administrative Class	$459,767
Advisor Class	63,567

Shares Issued and Outstanding:
Administrative Class	44,288
Advisor Class	6,149

Net Asset Value and Redemption Price Per Share Outstanding:
Administrative Class	$10.38
Advisor Class	10.34

Cost of Investments in Securities	$2,628
Cost of Investments in Affiliates	$537,718
Cost or Premiums of Financial Derivative Instruments, net	$7,901

* Includes repurchase agreements of:	$513

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statement of Operations PIMCO Global Diversified Allocation Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$2
Dividends from Investments in Affiliates	5,020
Total Income	5,022

Expenses:
Investment advisory fees	1,069
Supervisory and administrative fees	950
Servicing fees - Administrative Class	317
Distribution and/or servicing fees - Advisor Class	66
Trustee fees	3
Miscellaneous expense	12
Total Expenses	2,417
Waiver and/or Reimbursement by PIMCO	(1,245)
Net Expenses	1,172

Net Investment Income	3,850

Net Realized Gain (Loss):
Investments in Affiliates	(961)
Exchange-traded or centrally cleared financial derivative instruments	80

Net Realized (Loss)	(881)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1)
Investments in Affiliates	494
Exchange-traded or centrally cleared financial derivative instruments	(4,802)

Net Change in Unrealized (Depreciation)	(4,309)

Net (Decrease) in Net Assets Resulting from Operations	$(1,340)

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$3,850	$14,432
Net realized gain (loss)	(881)	31,687
Net change in unrealized (depreciation)	(4,309)	(25,914)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,340)	20,205

Distributions to Shareholders:
From net investment income
Administrative Class	(2,744)	(14,817)
Advisor Class	(356)	(1,433)
From net realized capital gains
Administrative Class	0	(6,457)
Advisor Class	0	(631)

Total Distributions	(3,100)	(23,338)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	86,832	146,120

Total Increase in Net Assets	82,392	142,987

Net Assets:
Beginning of period	440,942	297,955
End of period*	$523,334	$440,942

* Including undistributed (overdistributed) net investment income of:	$733	$(17)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Global Diversified Allocation Portfolio

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.5%

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (c) 0.1%
		$513

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.4%
0.050% due 09/10/2015 - 10/08/2015 (a)(e)	$2,115	2,115

Total Short-Term Instruments (Cost $2,628)		2,628

Total Investments in Securities (Cost $2,628)		2,628

	SHARES
INVESTMENTS IN AFFILIATES 97.4%

MUTUAL FUNDS (b) 89.8%
PIMCO Emerging Markets Bond Fund	1,544,027	15,734

	SHARES	MARKET VALUE (000S)
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	1,493,322	$15,710
PIMCO Global Advantage® Strategy Bond Fund	2,042,743	20,836
PIMCO Global Dividend Fund	4,979,265	36,548
PIMCO Income Fund	2,118,486	26,184
PIMCO Investment Grade Corporate Bond Fund	2,502,731	26,128
PIMCO RAE Fundamental PLUS EMG Fund	2,775,730	26,397
PIMCO RAE Fundamental PLUS International Fund	1,736,670	15,526
PIMCO RAE Fundamental PLUS Small Fund	2,133,211	26,153
PIMCO Real Return Fund	2,397,706	26,015
PIMCO Short-Term Fund	7,980,944	78,373
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	3,283,389	26,037
PIMCO StocksPLUS® International Fund (Unhedged)	4,042,618	25,954
PIMCO StocksPLUS® Fund	2,747,273	26,127

	SHARES	MARKET VALUE (000S)
PIMCO Total Return Fund IV	7,476,025	$78,199

Total Mutual Funds (Cost $497,913)		469,921

SHORT-TERM INSTRUMENTS 7.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.6%
PIMCO Short-Term Floating NAV Portfolio III	4,012,965	39,801

Total Short-Term Instruments (Cost $39,805)		39,801

Total Investments in Affiliates (Cost $537,718)		509,722

Total Investments 97.9% (Cost $540,346)		$512,350

Financial Derivative Instruments (d)(f) 2.0% (Cost or Premiums, net $7,901)		10,136

Other Assets and Liabilities, net 0.1%		848

Net Assets 100.0%		$523,334

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$513	Fannie Mae 2.200% due 10/17/2022	$(523)	$513	$513

Total Repurchase Agreements						$(523)	$513	$513

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$513	$0	$0	$0	$513	$(523)	$(10)

Total Borrowings and Other Financing Transactions	$513	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,475.000	06/17/2016	605	$1,121	$1,349
Put - CBOE S&P 500 Index	1,700.000	06/17/2016	605	2,392	2,907
Put - CBOE S&P 500 Index	1,900.000	06/17/2016	605	4,388	5,433

				$7,901	$9,689

Total Purchased Options				$7,901	$9,689

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index September Futures	Long	09/2015	2,275	$(4,106)	$447	$0

Total Futures Contracts				$(4,106)	$447	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(e)	Securities with an aggregate market value of $2,115 and cash of $8,684 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$9,689	$447	$0	$10,136	$0	$0	$0	$0

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$9,689	$0	$0	$9,689
Futures	0	0	447	0	0	447

	$0	$0	$10,136	$0	$0	$10,136

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Global Diversified Allocation Portfolio (Cont.)

June 30, 2015 (Unaudited)

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(5,980)	$0	$0	$(5,980)
Futures	0	0	6,060	0	0	6,060

	$0	$0	$80	$0	$0	$80

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1,541	$0	$0	$1,541
Futures	0	0	(6,343)	0	0	(6,343)

	$0	$0	$(4,802)	$0	$0	$(4,802)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$513	$0	$513
U.S. Treasury Bills	0	2,115	0	2,115
	$0	$2,628	$0	$2,628

Investments in Affiliates, at Value
Mutual Funds	469,921	0	0	469,921

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$39,801	$0	$0	$39,801
	$509,722	$0	$0	$509,722

Total Investments	$509,722	$2,628	$0	$512,350

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$447	$9,689	$0	$10,136

Totals	$510,169	$12,317	$0	$522,486

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2015 (Unaudited)

1. ORGANIZATION

The PIMCO Global Diversified Allocation Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio seeks to achieve its investment objective by investing in a combination of acquired funds and/or direct investments and utilizing hedging techniques to manage downside risks and total portfolio volatility. The Portfolio will invest under normal circumstances in a combination of affiliated funds registered under the Act, equity securities, fixed income instruments, forwards and derivatives. “Fixed income instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Portfolio may invest, without limitation, in any of the Underlying PIMCO Funds (except commodity-related Underlying PIMCO Funds). The Portfolio may invest up to 10% of its total assets in commodity-related investments (including investment in commodity-related Underlying PIMCO Funds).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

SEMIANNUAL REPORT	JUNE 30, 2015	15

Notes to Financial Statements (Cont.)

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market

16	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

SEMIANNUAL REPORT	JUNE 30, 2015	17

Notes to Financial Statements (Cont.)

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or

18	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Underlying PIMCO Funds or Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Markets Bond Fund	$13,298	$2,386	$0	$0	$50	$15,734	$346	$0
PIMCO EqS® Emerging Markets Fund	13,263	890	(14,875)	715	7	0	0	0
PIMCO EqS Pathfinder Fund®	21,972	1,030	(25,048)	(1,367)	3,413	0	0	0

SEMIANNUAL REPORT	JUNE 30, 2015	19

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	$13,200	$2,891	$0	$0	$(381)	$15,710	$116	$0
PIMCO Global Advantage® Strategy Bond Fund	17,654	3,978	0	0	(796)	20,836	228	0
PIMCO Global Dividend Fund	31,065	5,131	0	0	352	36,548	247	0
PIMCO Income Fund	22,180	3,966	0	0	38	26,184	642	0
PIMCO Investment Grade Corporate Bond Fund	22,179	4,641	(380)	(17)	(295)	26,128	442	0
PIMCO RAE Fundamental PLUS Fund	21,854	2,690	(25,222)	(115)	793	0	135	0
PIMCO RAE Fundamental PLUS EMG Fund	8,864	19,240	(690)	7	(1,024)	26,397	0	0
PIMCO RAE Fundamental PLUS International Fund	13,248	2,051	0	0	227	15,526	171	0
PIMCO RAE Fundamental PLUS Small Fund	21,975	3,912	0	0	266	26,153	242	0
PIMCO Real Return Fund	22,159	4,419	(380)	(35)	(148)	26,015	119	0
PIMCO Short-Term Fund	66,240	11,623	0	0	510	78,373	332	0
PIMCO Short-Term Floating NAV Portfolio*	19	0	(19)	0	0	0	0	0
PIMCO Short-Term Floating NAV Portfolio III	32,419	154,466	(147,100)	(143)	159	39,801	66	0
PIMCO StocksPLUS® Fund	0	27,020	0	0	(893)	26,127	129	0
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	22,139	3,494	(500)	(8)	912	26,037	854	0
PIMCO StocksPLUS® International Fund (Unhedged)	0	27,774	0	0	(1,820)	25,954	409	0
PIMCO Total Return Fund IV	66,452	13,361	(740)	2	(876)	78,199	542	0
Totals	$430,180	$294,963	$(214,954)	$(961)	$494	$509,722	$5,020	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.
*	Effective July 1, 2015, the Portfolio was liquidated.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7 Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures

20	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio (or Acquired Funds) trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Acquired Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The net asset value of the Portfolio will fluctuate in response to changes in the respective net asset values of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Acquired Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

In the normal course of business, the Acquired Funds trade financial instruments, and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s investment adviser will make less than optimal or poor asset allocation decisions. The investment adviser attempts to identify investment allocations for the Acquired Funds that

SEMIANNUAL REPORT	JUNE 30, 2015	21

Notes to Financial Statements (Cont.)

will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Acquired Funds’) investments in financial derivatives and other financial instruments expose the Portfolio (or Acquired Funds) to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio (or Acquired Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio (or Acquired Funds) may lose money if these changes are not anticipated by Portfolio management. The Portfolio (or Acquired Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio (or Acquired Funds) to lose value. If the Portfolio (or Acquired Funds) lost enough value, the Portfolio (or Acquired Funds) could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio (or Acquired Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s (or Acquired Funds’) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio (or Acquired Funds) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio (or Acquired Funds) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Acquired Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Acquired Funds), or, in the case of hedging positions, that the Portfolio’s (or Acquired Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Acquired

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Funds’) investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s (or Acquired Funds’) investments in commodity-linked financial derivative instruments may subject the Portfolio (or Acquired Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio (or Acquired Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio (or Acquired Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio (or Acquired Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio (or Acquired Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio (or Acquired Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio (or Acquired Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio (or Acquired Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio (or Acquired Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio (or Acquired Funds). The Portfolio (or Acquired Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio (or Acquired Funds) subsequently decreases, the Portfolio (or Acquired Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio (or Acquired Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements, with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used.

SEMIANNUAL REPORT	JUNE 30, 2015	23

Notes to Financial Statements (Cont.)

Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

(“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2013, to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of June 30, 2015, the remaining recoverable amount to PIMCO was $5,181.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares or, as applicable, Class M shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2016, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to the Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2015, the amount was $1,242,507.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$140,497	$70,756

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	7,806	$82,694	12,346	$132,026
Advisor Class	2,163	22,778	2,758	29,579
Issued as reinvestment of distributions
Administrative Class	260	2,744	1,999	21,274
Advisor Class	34	356	195	2,064
Cost of shares redeemed
Administrative Class	(1,988)	(21,030)	(3,560)	(37,920)
Advisor Class	(67)	(710)	(84)	(903)
Net increase resulting from Portfolio share transactions	8,208	$86,832	13,654	$146,120

As of June 30, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 96% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells

Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$540,838	$138	$(28,626)	$(28,488)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	27

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SSB	State Street Bank and Trust Co.

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange

28	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	29

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT28SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Global Diversified Allocation Portfolio

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio may include, but are not limited to the following: allocation risk, acquired fund risk, equity risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, smaller company risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio or Acquired Fund. The Portfolio or Acquired Fund may engage in such transactions regardless of whether the Portfolio or Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio or an Acquired Fund invests in emerging market debt, both may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the

4	PIMCO VARIABLE INSURANCE TRUST

fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio (or Underlying PIMCO Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical

SEMIANNUAL REPORT	JUNE 30, 2015	5

Important Information About the Portfolio (Cont.)

account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Diversified Allocation Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

PIMCO Short-Term Fund	15.3%
PIMCO Total Return Fund IV	15.3%
PIMCO Short-Term Floating NAV Portfolio III	7.8%
PIMCO Global Dividend Fund	7.1%
PIMCO RAE Fundamental PLUS EMG Fund	5.1%
PIMCO Income Fund	5.1%
PIMCO RAE Fundamental PLUS Small Fund	5.1%
PIMCO Investment Grade Corporate Bond Fund	5.1%
PIMCO StocksPLUS® Fund	5.1%
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	5.1%
PIMCO Real Return Fund	5.1%
PIMCO StocksPLUS® International Fund (Unhedged)	5.1%
Other	13.7%
†	% of Investments, at value as of 06/30/15

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	Class Inception (04/30/2013)
PIMCO Global Diversified Allocation Portfolio Advisor Class	0.01%	0.15%	4.79%
60% MSCI World Index/40% Barclays U.S. Aggregate Index±	1.62%	1.70%	6.50%
MSCI World Index±±	2.63%	1.43%	9.93%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.68% for Advisor Class shares.

± 60% MSCI World Index/40% Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

±± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$1,000.10	$1,021.80
Expenses Paid During Period†	$2.86	$2.89
Net Annualized Expense Ratio††	0.58%	0.58%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Global Diversified Allocation Portfolio seeks to maximize risk-adjusted total return relative to a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index, by investing in a combination of Acquired Funds and/or direct investments and utilizing hedging techniques to manage downside risks and total portfolio volatility. The Portfolio will invest under normal circumstances in a combination of affiliated funds registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (collectively, “Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”).

Portfolio Insights

»	Put options on the S&P 500 Index, used for tail risk hedging purposes, detracted from performance as the S&P 500 Index rallied during the reporting period.

»	The Portfolio’s underweight to international equities detracted from relative performance, as international equities posted positive returns and outperformed U.S. equities during the reporting period.

»

An allocation to currency-hedged international equities through the PIMCO StocksPLUS International Fund (U.S. Dollar-Hedged) contributed to absolute and relative performance, as this Underlying PIMCO Fund posted positive returns and outperformed the MSCI World Index over the reporting period.

»	An allocation to PIMCO RAE Fundamental PLUS EMG Fund detracted from relative performance, as this Underlying PIMCO fund underperformed the MSCI World Index over the reporting period.

»

Allocations to the PIMCO Income Fund and the PIMCO Investment Grade Corporate Bond Fund contributed to absolute and relative performance as these Underlying PIMCO Funds posted positive returns and outperformed the Barclays U.S. Aggregate Index over the reporting period.

SEMIANNUAL REPORT	JUNE 30, 2015	7

Financial Highlights PIMCO Global Diversified Allocation Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+		12/31/2014	04/30/2013-12/31/2013

Advisor Class
Net asset value beginning of year or period	$10.40		$10.40	$10.64
Net investment income (a)	0.08		0.53	0.65
Net realized/unrealized gain (loss)	(0.08)		0.06	(0.16)
Total from Investment Operations	0.00		0.59	0.49
Dividends from net investment income	(0.06)		(0.41)	(0.40)
Distributions from net realized capital gains	0.00		(0.18)	(0.33)
Total distributions	(0.06)		(0.59)	(0.73)
Net asset value end of year or period	$10.34		$10.40	$10.40
Total return	0.01%		5.65%	4.75%
Net assets end of year or period (000s)	$63,567		$41,809	$11,958
Ratio of expenses to average net assets	0.58	%*	0.50%	0.57%*
Ratio of expenses to average net assets excluding waivers	1.10	%*	1.10%	1.10%*
Ratio of expenses to average net assets excluding interest expense	0.58	%*	0.50%	0.57%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.10	%*	1.10%	1.10%*
Ratio of net investment income to average net assets	1.58	%*	4.94%	9.15%*
Portfolio turnover rate	16%		3%	43%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Assets and Liabilities PIMCO Global Diversified Allocation Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$2,628
Investments in Affiliates	509,722
Financial Derivative Instruments
Exchange-traded or centrally cleared	10,136
Cash	1
Deposits with counterparty	8,683
Receivable for Portfolio shares sold	1,404
Dividends receivable from Affiliates	667
Total Assets	533,241

Liabilities:
Payable for investments in Affiliates purchased	$9,637
Payable for Portfolio shares redeemed	39
Accrued supervisory and administrative fees	132
Accrued distribution fees	13
Accrued servicing fees	57
Accrued reimbursement to PIMCO	21
Other liabilities	8
Total Liabilities	9,907

Net Assets	$523,334

Net Assets Consist of:
Paid in capital	527,933
Undistributed net investment income	733
Accumulated undistributed net realized gain	24,980
Net unrealized (depreciation)	(30,312)
$523,334

Net Assets:
Administrative Class	$459,767
Advisor Class	63,567

Shares Issued and Outstanding:
Administrative Class	44,288
Advisor Class	6,149

Net Asset Value and Redemption Price Per Share Outstanding:
Administrative Class	$10.38
Advisor Class	10.34

Cost of Investments in Securities	$2,628
Cost of Investments in Affiliates	$537,718
Cost or Premiums of Financial Derivative Instruments, net	$7,901

* Includes repurchase agreements of:	$513

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statement of Operations PIMCO Global Diversified Allocation Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$2
Dividends from Investments in Affiliates	5,020
Total Income	5,022

Expenses:
Investment advisory fees	1,069
Supervisory and administrative fees	950
Servicing fees - Administrative Class	317
Distribution and/or servicing fees - Advisor Class	66
Trustee fees	3
Miscellaneous expense	12
Total Expenses	2,417
Waiver and/or Reimbursement by PIMCO	(1,245)
Net Expenses	1,172

Net Investment Income	3,850

Net Realized Gain (Loss):
Investments in Affiliates	(961)
Exchange-traded or centrally cleared financial derivative instruments	80

Net Realized (Loss)	(881)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1)
Investments in Affiliates	494
Exchange-traded or centrally cleared financial derivative instruments	(4,802)

Net Change in Unrealized (Depreciation)	(4,309)

Net (Decrease) in Net Assets Resulting from Operations	$(1,340)

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$3,850	$14,432
Net realized gain (loss)	(881)	31,687
Net change in unrealized (depreciation)	(4,309)	(25,914)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,340)	20,205

Distributions to Shareholders:
From net investment income
Administrative Class	(2,744)	(14,817)
Advisor Class	(356)	(1,433)
From net realized capital gains
Administrative Class	0	(6,457)
Advisor Class	0	(631)

Total Distributions	(3,100)	(23,338)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	86,832	146,120

Total Increase in Net Assets	82,392	142,987

Net Assets:
Beginning of period	440,942	297,955
End of period*	$523,334	$440,942

* Including undistributed (overdistributed) net investment income of:	$733	$(17)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Global Diversified Allocation Portfolio

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.5%

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (c) 0.1%
		$513

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.4%
0.050% due 09/10/2015 - 10/08/2015 (a)(e)	$2,115	2,115

Total Short-Term Instruments (Cost $2,628)		2,628

Total Investments in Securities (Cost $2,628)		2,628

	SHARES
INVESTMENTS IN AFFILIATES 97.4%

MUTUAL FUNDS (b) 89.8%
PIMCO Emerging Markets Bond Fund	1,544,027	15,734

	SHARES	MARKET VALUE (000S)
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	1,493,322	$15,710
PIMCO Global Advantage® Strategy Bond Fund	2,042,743	20,836
PIMCO Global Dividend Fund	4,979,265	36,548
PIMCO Income Fund	2,118,486	26,184
PIMCO Investment Grade Corporate Bond Fund	2,502,731	26,128
PIMCO RAE Fundamental PLUS EMG Fund	2,775,730	26,397
PIMCO RAE Fundamental PLUS International Fund	1,736,670	15,526
PIMCO RAE Fundamental PLUS Small Fund	2,133,211	26,153
PIMCO Real Return Fund	2,397,706	26,015
PIMCO Short-Term Fund	7,980,944	78,373
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	3,283,389	26,037
PIMCO StocksPLUS® International Fund (Unhedged)	4,042,618	25,954
PIMCO StocksPLUS® Fund	2,747,273	26,127

	SHARES	MARKET VALUE (000S)
PIMCO Total Return Fund IV	7,476,025	$78,199

Total Mutual Funds (Cost $497,913)		469,921

SHORT-TERM INSTRUMENTS 7.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.6%
PIMCO Short-Term Floating NAV Portfolio III	4,012,965	39,801

Total Short-Term Instruments (Cost $39,805)		39,801

Total Investments in Affiliates (Cost $537,718)		509,722

Total Investments 97.9% (Cost $540,346)		$512,350

Financial Derivative Instruments (d)(f) 2.0% (Cost or Premiums, net $7,901)		10,136

Other Assets and Liabilities, net 0.1%		848

Net Assets 100.0%		$523,334

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$513	Fannie Mae 2.200% due 10/17/2022	$(523)	$513	$513

Total Repurchase Agreements						$(523)	$513	$513

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$513	$0	$0	$0	$513	$(523)	$(10)

Total Borrowings and Other Financing Transactions	$513	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,475.000	06/17/2016	605	$1,121	$1,349
Put - CBOE S&P 500 Index	1,700.000	06/17/2016	605	2,392	2,907
Put - CBOE S&P 500 Index	1,900.000	06/17/2016	605	4,388	5,433

				$7,901	$9,689

Total Purchased Options				$7,901	$9,689

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index September Futures	Long	09/2015	2,275	$(4,106)	$447	$0

Total Futures Contracts				$(4,106)	$447	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(e)	Securities with an aggregate market value of $2,115 and cash of $8,684 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$9,689	$447	$0	$10,136	$0	$0	$0	$0

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$9,689	$0	$0	$9,689
Futures	0	0	447	0	0	447

	$0	$0	$10,136	$0	$0	$10,136

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Global Diversified Allocation Portfolio (Cont.)

June 30, 2015 (Unaudited)

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(5,980)	$0	$0	$(5,980)
Futures	0	0	6,060	0	0	6,060

	$0	$0	$80	$0	$0	$80

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1,541	$0	$0	$1,541
Futures	0	0	(6,343)	0	0	(6,343)

	$0	$0	$(4,802)	$0	$0	$(4,802)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$513	$0	$513
U.S. Treasury Bills	0	2,115	0	2,115
	$0	$2,628	$0	$2,628

Investments in Affiliates, at Value
Mutual Funds	469,921	0	0	469,921

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$39,801	$0	$0	$39,801
	$509,722	$0	$0	$509,722

Total Investments	$509,722	$2,628	$0	$512,350

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$447	$9,689	$0	$10,136

Totals	$510,169	$12,317	$0	$522,486

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2015 (Unaudited)

1. ORGANIZATION

The PIMCO Global Diversified Allocation Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio seeks to achieve its investment objective by investing in a combination of acquired funds and/or direct investments and utilizing hedging techniques to manage downside risks and total portfolio volatility. The Portfolio will invest under normal circumstances in a combination of affiliated funds registered under the Act, equity securities, fixed income instruments, forwards and derivatives. “Fixed income instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Portfolio may invest, without limitation, in any of the Underlying PIMCO Funds (except commodity-related Underlying PIMCO Funds). The Portfolio may invest up to 10% of its total assets in commodity-related investments (including investment in commodity-related Underlying PIMCO Funds).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

SEMIANNUAL REPORT	JUNE 30, 2015	15

Notes to Financial Statements (Cont.)

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market

16	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

SEMIANNUAL REPORT	JUNE 30, 2015	17

Notes to Financial Statements (Cont.)

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or

18	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Underlying PIMCO Funds or Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Markets Bond Fund	$13,298	$2,386	$0	$0	$50	$15,734	$346	$0
PIMCO EqS® Emerging Markets Fund	13,263	890	(14,875)	715	7	0	0	0
PIMCO EqS Pathfinder Fund®	21,972	1,030	(25,048)	(1,367)	3,413	0	0	0

SEMIANNUAL REPORT	JUNE 30, 2015	19

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	$13,200	$2,891	$0	$0	$(381)	$15,710	$116	$0
PIMCO Global Advantage® Strategy Bond Fund	17,654	3,978	0	0	(796)	20,836	228	0
PIMCO Global Dividend Fund	31,065	5,131	0	0	352	36,548	247	0
PIMCO Income Fund	22,180	3,966	0	0	38	26,184	642	0
PIMCO Investment Grade Corporate Bond Fund	22,179	4,641	(380)	(17)	(295)	26,128	442	0
PIMCO RAE Fundamental PLUS Fund	21,854	2,690	(25,222)	(115)	793	0	135	0
PIMCO RAE Fundamental PLUS EMG Fund	8,864	19,240	(690)	7	(1,024)	26,397	0	0
PIMCO RAE Fundamental PLUS International Fund	13,248	2,051	0	0	227	15,526	171	0
PIMCO RAE Fundamental PLUS Small Fund	21,975	3,912	0	0	266	26,153	242	0
PIMCO Real Return Fund	22,159	4,419	(380)	(35)	(148)	26,015	119	0
PIMCO Short-Term Fund	66,240	11,623	0	0	510	78,373	332	0
PIMCO Short-Term Floating NAV Portfolio*	19	0	(19)	0	0	0	0	0
PIMCO Short-Term Floating NAV Portfolio III	32,419	154,466	(147,100)	(143)	159	39,801	66	0
PIMCO StocksPLUS® Fund	0	27,020	0	0	(893)	26,127	129	0
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	22,139	3,494	(500)	(8)	912	26,037	854	0
PIMCO StocksPLUS® International Fund (Unhedged)	0	27,774	0	0	(1,820)	25,954	409	0
PIMCO Total Return Fund IV	66,452	13,361	(740)	2	(876)	78,199	542	0
Totals	$430,180	$294,963	$(214,954)	$(961)	$494	$509,722	$5,020	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.
*	Effective July 1, 2015, the Portfolio was liquidated.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7 Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures

20	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio (or Acquired Funds) trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Acquired Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The net asset value of the Portfolio will fluctuate in response to changes in the respective net asset values of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Acquired Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

In the normal course of business, the Acquired Funds trade financial instruments, and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s investment adviser will make less than optimal or poor asset allocation decisions. The investment adviser attempts to identify investment allocations for the Acquired Funds that

SEMIANNUAL REPORT	JUNE 30, 2015	21

Notes to Financial Statements (Cont.)

will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Acquired Funds’) investments in financial derivatives and other financial instruments expose the Portfolio (or Acquired Funds) to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio (or Acquired Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio (or Acquired Funds) may lose money if these changes are not anticipated by Portfolio management. The Portfolio (or Acquired Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio (or Acquired Funds) to lose value. If the Portfolio (or Acquired Funds) lost enough value, the Portfolio (or Acquired Funds) could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio (or Acquired Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s (or Acquired Funds’) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio (or Acquired Funds) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio (or Acquired Funds) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Acquired Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Acquired Funds), or, in the case of hedging positions, that the Portfolio’s (or Acquired Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Acquired

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Funds’) investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s (or Acquired Funds’) investments in commodity-linked financial derivative instruments may subject the Portfolio (or Acquired Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio (or Acquired Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio (or Acquired Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio (or Acquired Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio (or Acquired Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio (or Acquired Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio (or Acquired Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio (or Acquired Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio (or Acquired Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio (or Acquired Funds). The Portfolio (or Acquired Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio (or Acquired Funds) subsequently decreases, the Portfolio (or Acquired Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio (or Acquired Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements, with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used.

SEMIANNUAL REPORT	JUNE 30, 2015	23

Notes to Financial Statements (Cont.)

Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

(“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2013, to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of June 30, 2015, the remaining recoverable amount to PIMCO was $5,181.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares or, as applicable, Class M shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2016, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to the Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2015, the amount was $1,242,507.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$140,497	$70,756

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	7,806	$82,694	12,346	$132,026
Advisor Class	2,163	22,778	2,758	29,579
Issued as reinvestment of distributions
Administrative Class	260	2,744	1,999	21,274
Advisor Class	34	356	195	2,064
Cost of shares redeemed
Administrative Class	(1,988)	(21,030)	(3,560)	(37,920)
Advisor Class	(67)	(710)	(84)	(903)
Net increase resulting from Portfolio share transactions	8,208	$86,832	13,654	$146,120

As of June 30, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 96% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells

Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$540,838	$138	$(28,626)	$(28,488)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	27

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SSB	State Street Bank and Trust Co.

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange

28	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	29

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT29SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Global Multi-Asset Managed Allocation Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Global Multi-Asset Managed Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio may include, but are not limited to the following: allocation risk, Acquired Fund risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, smaller company risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain in the Underlying PIMCO Fund, which translates into heightened volatility in the Portfolio. The Portfolio or Acquired Fund may engage in such transactions regardless of whether the Portfolio or Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio or an Acquired Fund invests in emerging market debt, both may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to

4	PIMCO VARIABLE INSURANCE TRUST

interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio (or Underlying PIMCO Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the

Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

SEMIANNUAL REPORT	JUNE 30, 2015	5

Important Information About the Portfolio (Cont.)

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	32.2%
Mutual Funds	30.0%
Sovereign Issues	11.3%
Corporate Bonds & Notes	8.2%
Short-Term Instruments‡	5.3%
Other	13.0%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	Class Inception (04/15/2009)
PIMCO Global Multi-Asset Managed Allocation Portfolio Administrative Class	4.24%	2.89%	4.30%	5.91%
60% MSCI World Index/40% Barclays U.S. Aggregate Index±	1.62%	1.70%	9.35%	10.52%
MSCI World Index±±**	2.63%	1.43%	13.10%	14.30%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.58% for Administrative Class shares.

± 60% MSCI World Index/40% Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

±± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index.

** Prior to April 30, 2014, the Fund’s secondary benchmark was the 1 Month USD LIBOR Index +5%.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$1,042.40	$1,020.56
Expenses Paid During Period†	$4.18	$4.14
Net Annualized Expense Ratio††	0.83%	0.83%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Global Multi-Asset Managed Allocation Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index. PIMCO uses a three-step approach in seeking to achieve the return and volatility parameters of the Portfolio’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage risks. PIMCO evaluates these three steps and uses varying combinations of Acquired Funds and/or direct investments to implement them within the Portfolio. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (collectively, “Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”). The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»	An overweight exposure to European equities added to performance as these securities generally posted positive returns over the reporting period.

»	An overweight exposure to Japanese equities added to performance as these securities generally posted positive returns over the reporting period.

»	An underweight to the euro added to performance as the euro depreciated relative to the U.S. dollar during the reporting period.

»	An overweight exposure to Chinese equities added to performance as these securities generally posted positive returns over this period.

»

An overweight to intermediate duration (or sensitivity to changes in market interest rates) exposure in Germany in the second half of the reporting period detracted from performance as intermediate yields in Germany increased during this part of the reporting period.

»	An overweight to intermediate duration exposure in Germany in the second half of the reporting period detracted from performance as intermediate yields in Germany increased during this time period.

SEMIANNUAL REPORT	JUNE 30, 2015	7

Financial Highlights PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

Selected Per Share Data for the Year or Period Ended:	06/30/2015+		12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Administrative Class
Net asset value beginning of year or period	$11.56		$11.33	$12.71	$12.15	$12.71	$11.80
Net investment income (a)	0.10		0.33	0.29	0.29	0.38	0.68
Net realized/unrealized gain (loss)	0.39		0.20	(1.28)	0.77	(0.59)	0.64
Total from Investment Operations	0.49		0.53	(0.99)	1.06	(0.21)	1.32
Dividends from net investment income	0.00		0.00	(0.29)	(0.45)	(0.24)	(0.38)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.05)	(0.11)	(0.03)
Tax basis return of capital	0.00		(0.30)	(0.10)	0.00	0.00	0.00
Total distributions	0.00		(0.30)	(0.39)	(0.50)	(0.35)	(0.41)
Net asset value end of year or period	$12.05		$11.56	$11.33	$12.71	$12.15	$12.71
Total return	4.24%		4.70%	(7.87)%	8.87%	(1.73)%	11.35%
Net assets end of year or period (000s)	$253,734		$248,087	$304,038	$367,447	$317,925	$166,517
Ratio of expenses to average net assets	0.83	%*	0.70%	0.68%	0.67%	0.68%	0.68%
Ratio of expenses to average net assets excluding waivers	1.15	%*	1.13%	1.14%	1.17%	1.14%	1.12%
Ratio of expenses to average net assets excluding interest expense	0.80	%*	0.68%	0.67%	0.67%	0.68%	0.68%
Ratio of expenses to average net assets excluding interest expense and waivers	1.12	%*	1.11%	1.13%	1.17%	1.14%	1.12%
Ratio of net investment income to average net assets	1.63	%*	2.82%	2.41%	2.30%	2.96%	5.57%
Portfolio turnover rate	186%		391%	116%	133%	38%	71%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Managed Allocation Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$768,911
Investments in Affiliates	364,407
Financial Derivative Instruments
Exchange-traded or centrally cleared	7,668
Over the counter	24,054
Cash	251
Deposits with counterparty	9,922
Foreign currency, at value	8,145
Receivable for Investments sold~	272,190
Receivable for Portfolio shares sold	131
Interest and dividends receivable	3,714
Dividends receivable from Affiliates	871
Reimbursement receivable from PIMCO	24
Other assets	9
Total Assets	1,460,297

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$168,507
Payable for sale-buyback transactions	27,772
Payable for short sales	112,045
Financial Derivative Instruments
Exchange-traded or centrally cleared	11,999
Over the counter	13,955
Payable for investments purchased~	166,121
Payable for investments in Affiliates purchased	816
Deposits from counterparty	15,088
Payable for Portfolio shares redeemed	552
Accrued investment advisory fees	597
Accrued supervisory and administrative fees	47
Accrued distribution fees	145
Accrued servicing fees	32
Other liabilities	4
Total Liabilities	517,680

Net Assets	$942,617

Net Assets Consist of:
Paid in capital	$943,549
Undistributed net investment income	3,998
Accumulated net realized gain	17,544
Net unrealized (depreciation)	(22,474)
$942,617

Net Assets:
Institutional Class	$2,924
Administrative Class	253,734
Advisor Class	685,959

Shares Issued and Outstanding:
Institutional Class	243
Administrative Class	21,060
Advisor Class	56,738

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.06
Administrative Class	12.05
Advisor Class	12.09

Cost of Investments in securities	$783,069
Cost of Investments in Affiliates	$364,482
Cost of Foreign Currency Held	$8,153
Proceeds Received on Short Sales	$112,160
Cost or Premiums of Financial Derivative Instruments, net	$6,816

* Includes repurchase agreements of:	$56,256

~	A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Consolidated Statement of Operations PIMCO Global Multi-Asset Managed Allocation Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$3,340
Dividends, net of foreign taxes*	978
Dividends from Investments in Affiliates	7,724
Total Income	12,042

Expenses:
Investment advisory fees	4,726
Supervisory and administrative fees	294
Servicing fees - Administrative Class	189
Distribution and/or servicing fees - Advisor Class	969
Trustee fees	7
Interest expense	155
Total Expenses	6,340
Waiver and/or Reimbursement by PIMCO	(1,658)
Net Expenses	4,682

Net Investment Income	7,360

Net Realized Gain (Loss):
Investments in securities	(2,570)
Investments in Affiliates	(5,332)
Exchange-traded or centrally cleared financial derivative instruments	27,413
Over the counter financial derivative instruments	11,346
Foreign currency	481

Net Realized Gain	31,338

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(5,011)
Investments in Affiliates	8,405
Exchange-traded or centrally cleared financial derivative instruments	118
Over the counter financial derivative instruments	5,321
Foreign currency assets and liabilities	(329)

Net Change in Unrealized Appreciation	8,504

Net Increase in Net Assets Resulting from Operations	$47,202

* Foreign tax withholdings - Dividends	$36

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

(Decrease) in Net Assets from:

Operations:
Net investment income	$7,360	$34,783
Net realized gain	31,338	24,397
Net change in unrealized appreciation (depreciation)	8,504	(377)

Net Increase in Net Assets Resulting from Operations	47,202	58,803

Distributions to Shareholders:
Tax basis return of capital
Institutional Class	0	(53)
Administrative Class	0	(6,672)
Advisor Class	0	(23,275)

Total Distributions	0	(30,000)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(254,381)	(353,412)

Total (Decrease) in Net Assets	(207,179)	(324,609)

Net Assets:
Beginning of period	1,149,796	1,474,405
End of period*	$942,617	$1,149,796

* Including undistributed (overdistributed) net investment income of:	$3,998	$(3,362)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Consolidated Statement of Cash Flows PIMCO Global Multi-Asset Managed Allocation Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Cash Flows Provided by Operating Activities:

Net increase in net assets resulting from operations	$47,202

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(2,147,005)
Proceeds from sales of long-term securities	2,395,989
Proceeds from sales of short-term portfolio investments, net	42,724
(Increase) in deposits with counterparty	(7,371)
Decrease in receivable for investments sold	61,876
Decrease in interest and dividends receivable	1,056
Decrease in exchange-traded or centrally cleared financial derivative instruments	28,602
Decrease in over the counter financial derivative instruments	11,851
Decrease in other assets	1
(Decrease) in payable for investments purchased	(58,904)
(Decrease) in deposits from counterparty	(890)
(Decrease) in accrued investment advisory fees	(68)
(Decrease) in accrued supervisory and administrative fees	(5)
(Decrease) in accrued distribution fee	(53)
(Decrease) in accrued servicing fee	(1)
(Decrease) in reimbursement receivable from PIMCO	(19)
Payments on short sales transactions, net	(87,099)
Proceeds from currency transactions	152
(Decrease) in other liabilities	(6)
Net Realized (Gain) Loss
Investments in securities	2,570
Investments in Affiliates	5,332
Exchange-traded or centrally cleared financial derivative instruments	(27,413)
Over the counter financial derivative instruments	(11,346)
Foreign currency	(481)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	5,011
Investments in Affiliates	(8,405)
Exchange-traded or centrally cleared financial derivative instruments	(118)
Over the counter financial derivative instruments	(5,321)
Foreign currency assets and liabilities	329
Net amortization (accretion) on investments	1,053

Net Cash Provided by Operating Activities	249,243

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	22,220
Payments on shares redeemed	(276,323)
Proceeds from reverse repurchase agreements	1,017,039
Payments on reverse repurchase agreements	(912,239)
Proceeds from sale-buyback transactions	1,257,462
Payments on sale-buyback transactions	(1,364,401)
Proceeds from deposits from counterparty	86,870
Payments on deposits from counterparty	(81,106)

Net Cash (Used for) Financing Activities	(250,478)

Net (Decrease) in Cash and Foreign Currency	(1,235)

Cash and Foreign Currency:
Beginning of period	9,631
End of period	$8,396

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$248

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 81.6%

CORPORATE BONDS & NOTES 9.9%

BANKING & FINANCE 8.6%
Ally Financial, Inc.
2.750% due 01/30/2017		$4,400	$4,391
5.500% due 02/15/2017		1,600	1,672
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (e)	EUR	1,300	1,615
Banco Santander S.A.
6.250% due 09/11/2021 (e)		9,500	10,320
Bankia S.A.
0.198% due 01/25/2016		200	223
3.500% due 01/17/2019		2,700	3,141
4.375% due 02/14/2017		300	351
Barclays Bank PLC
7.625% due 11/21/2022		$8,300	9,468
7.750% due 04/10/2023		1,400	1,519
Barclays PLC
6.500% due 09/15/2019 (e)	EUR	400	445
8.000% due 12/15/2020 (e)		2,300	2,731
BPCE S.A.
4.625% due 07/11/2024		$5,100	4,990
Caifu Holdings Ltd.
8.750% due 01/24/2020		1,600	1,580
Credit Agricole S.A.
6.500% due 06/23/2021 (e)	EUR	200	225
7.875% due 01/23/2024 (e)		$2,500	2,565
Credit Suisse AG
6.500% due 08/08/2023		3,400	3,727
Evergrande Real Estate Group Ltd.
12.000% due 02/17/2020		2,600	2,579
General Motors Financial Co., Inc.
2.625% due 07/10/2017		3,300	3,337
3.500% due 07/10/2019		2,500	2,555
4.750% due 08/15/2017		800	845
International Lease Finance Corp.
5.750% due 05/15/2016		675	693
8.625% due 09/15/2015		1,600	1,622
8.750% due 03/15/2017		6,100	6,689
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)	GBP	1,900	3,087
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	100	91
Navient Corp.
6.250% due 01/25/2016		$489	499
Rabobank Group
8.375% due 07/26/2016 (e)		3,000	3,142
8.400% due 06/29/2017 (e)		1,500	1,624
Springleaf Finance Corp.
5.400% due 12/01/2015		200	202
UniCredit SpA
6.750% due 09/10/2021 (e)	EUR	1,800	1,948
8.000% due 06/03/2024 (e)(h)		$3,160	3,109

			80,985

INDUSTRIALS 1.3%
DISH DBS Corp.
7.125% due 02/01/2016		1,900	1,952
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	3,700	2,207
Longfor Properties Co. Ltd.
6.750% due 01/29/2023		$3,100	3,068
MGM Resorts International
6.625% due 07/15/2015		300	300
7.500% due 06/01/2016		900	941

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.625% due 01/15/2017		$700	$748
10.000% due 11/01/2016		100	109
Sunac China Holdings Ltd.
8.750% due 12/05/2019		3,000	2,980

			12,305

Total Corporate Bonds & Notes (Cost $96,022)			93,290

U.S. GOVERNMENT AGENCIES 3.7%
Fannie Mae
3.000% due 07/01/2045		27,800	27,633
3.500% due 07/01/2045		6,600	6,789
Freddie Mac
0.420% due 09/18/2015		328	328

Total U.S. Government Agencies (Cost $34,726)			34,750

U.S. TREASURY OBLIGATIONS 38.7%
U.S. Treasury Bonds
2.500% due 02/15/2045 (h)		31,810	27,868
3.000% due 11/15/2044 (h)		1,900	1,850
3.000% due 05/15/2045 (h)		4,380	4,273
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2019		3,332	3,372
0.125% due 04/15/2020 (j)		20,508	20,665
0.250% due 01/15/2025		999	979
0.625% due 07/15/2021		36,844	38,016
0.750% due 02/15/2045		17,984	16,305
1.375% due 02/15/2044		13,146	13,931
1.875% due 07/15/2015		2,068	2,074
1.875% due 07/15/2019 (k)		665	725
2.125% due 02/15/2040		6,830	8,368
2.125% due 02/15/2041 (k)		7,994	9,863
2.375% due 01/15/2025		5,999	7,049
2.500% due 07/15/2016		832	863
2.500% due 01/15/2029		8,121	9,987
U.S. Treasury Notes
1.500% due 05/31/2020 (h)		34,500	34,279
1.625% due 04/30/2019 (k)(m)		30,200	30,521
1.625% due 06/30/2020 (h)		16,100	16,085
1.750% due 03/31/2022 (h)		42,500	41,693
1.875% due 05/31/2022 (h)		23,100	22,822
2.000% due 06/30/2022		10,000	10,033
2.125% due 12/31/2021 (h)(k)		40,800	41,083
2.750% due 02/15/2024 (k)(m)		2,400	2,489

Total U.S. Treasury Obligations (Cost $372,240)			365,193

MORTGAGE-BACKED SECURITIES 0.6%
American Home Mortgage Assets Trust
0.377% due 09/25/2046		1,585	1,177
Grifonas Finance PLC
0.394% due 08/28/2039	EUR	917	536
Marche Mutui SRL
0.419% due 02/25/2055		685	753
2.248% due 01/27/2064		1,553	1,772
Marche SRL
0.398% due 10/27/2065		458	511
Residential Accredit Loans, Inc. Trust
0.367% due 06/25/2046		$358	159
Structured Adjustable Rate Mortgage Loan Trust
4.956% due 01/25/2036 ^		1,399	1,041

Total Mortgage-Backed Securities (Cost $5,976)			5,949

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.1%
Residential Asset Securities Corp. Trust
0.337% due 07/25/2036		$1,117	$1,013

Total Asset-Backed Securities (Cost $889)			1,013

SOVEREIGN ISSUES 13.5%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	200	121
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2019 (c)	BRL	6,900	1,450
Denmark Government Bond
0.100% due 11/15/2023 (d)	DKK	14,612	2,299
France Government Bond
0.250% due 07/25/2018 (d)	EUR	19,383	22,479
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2021		14,287	17,285
2.350% due 09/15/2024 (d)		2,085	2,562
Mexico Government International Bond
4.000% due 11/15/2040 (d)	MXN	54,796	3,756
4.000% due 11/08/2046 (d)		17,827	1,234
4.500% due 12/04/2025 (d)		84,374	6,149
New Zealand Government Bond
2.000% due 09/20/2025	NZD	7,049	4,751
3.000% due 09/20/2030		1,224	916
Republic of Germany
0.750% due 04/15/2018 (d)	EUR	4,952	5,755
Republic of Greece Government International Bond
4.750% due 04/17/2019		600	375
Slovenia Government International Bond
5.250% due 02/18/2024		$1,800	1,971
5.850% due 05/10/2023		2,400	2,727
United Kingdom Gilt
0.125% due 03/22/2024 (d)	GBP	31,499	53,556

Total Sovereign Issues (Cost $130,706)			127,386

		SHARES
COMMON STOCKS 4.5%

CONSUMER DISCRETIONARY 0.6%
Orbitz Worldwide, Inc. (a)(j)		503,106	5,745
SFX Entertainment, Inc. (a)		12,011	54

			5,799

ENERGY 0.8%
Dresser-Rand Group, Inc. (a)		85,822	7,310

FINANCIALS 0.3%
HCC Insurance Holdings, Inc.		40,999	3,150

HEALTH CARE 1.0%
Catamaran Corp. (a)(j)		51,539	3,148
Hospira, Inc. (a)(j)		35,529	3,152
Omnicare, Inc. (j)		33,441	3,152

			9,452

INDUSTRIALS 0.8%
Koninklijke Philips Electronics NV		770	20
Pall Corp. (j)		25,283	3,146
Polypore International, Inc. (a)(j)		73,467	4,399

			7,565

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.6%
Altera Corp.	61,607	$3,154
iGate Corp. (a)(j)	48,089	2,294

		5,448

MATERIALS 0.4%
Sigma-Aldrich Corp. (j)	25,668	3,577

UTILITIES 0.0%
Pepco Holdings, Inc.	1,597	43

Total Common Stocks (Cost $42,044)		42,344

EXCHANGE-TRADED FUNDS 2.7%
iShares MSCI EAFE ETF	229,737	14,586
Vanguard FTSE Emerging Markets ETF	249,267	10,190

Total Exchange-Traded Funds (Cost $25,126)		24,776

REAL ESTATE INVESTMENT TRUSTS 1.5%

FINANCIALS 1.5%
American Capital Agency Corp. (j)	759,427	13,951

Total Real Estate Investment Trusts (Cost $15,081)		13,951

SHORT-TERM INSTRUMENTS 6.4%

REPURCHASE AGREEMENTS (g) 6.0%
		56,256

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.2%
Federal Home Loan Bank
0.040% due 07/10/2015 - 07/15/2015	$400	$400
0.070% due 08/14/2015	100	100
Freddie Mac
0.100% due 10/02/2015	1,800	1,799

		2,299

U.S. TREASURY BILLS 0.2%
0.012% due 07/23/2015 - 11/05/2015 (b)(k)(m)†	1,704	1,704

Total Short-Term Instruments (Cost $60,259)		60,259

Total Investments in Securities (Cost $783,069)		768,911

	SHARES
INVESTMENTS IN AFFILIATES 38.6%

MUTUAL FUNDS (f) 36.1%
PIMCO Capital Securities and Financials Fund	990,000	9,771
PIMCO Emerging Markets Corporate Bond Fund	936,925	9,969
PIMCO Income Fund	13,077,382	161,637
PIMCO Mortgage Opportunities Fund	1,797,571	20,007
PIMCO StocksPLUS® Fund	9,239,512	87,868
PIMCO TRENDS Managed Futures Strategy Fund	5,016,296	51,166

Total Mutual Funds (Cost $339,289)		340,418

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 2.5%
PIMCO Diversified Income Active Exchange-Traded Fund	285,800	$14,044
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	224,100	9,836

Total Exchange-Traded Funds (Cost $25,084)		23,880

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	10,990	109

Total Short-Term Instruments (Cost $109)		109

Total Investments in Affiliates (Cost $364,482)		364,407

Total Investments 120.2% (Cost $1,147,551)		$1,133,318

Financial Derivative Instruments (i)(l) 0.6% (Cost or Premiums, net $6,816)		5,768

Other Assets and Liabilities, net (20.8%)		(196,469)

Net Assets 100.0%		$942,617

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio II, Ltd., which is a 100% owned subsidiary of the Portfolio.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon bond.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.250% †	06/30/2015	07/01/2015	$5,400	U.S. Treasury Notes 2.125% due 09/30/2021	$(2,753)	$5,400	$5,400
					U.S. Treasury Notes 2.125% due 09/30/2021	(2,753)
BPG	0.220%	06/30/2015	07/01/2015	2,000	U.S. Treasury Notes 1.500% due 01/31/2022	(2,039)	2,000	2,000
BSN	0.250%	06/30/2015	07/01/2015	200	U.S. Treasury Notes 2.625% due 11/15/2020	(205)	200	200
DEU	0.140% †	06/30/2015	07/01/2015	13,900	U.S. Treasury Notes 2.625% due 11/15/2020	(5,311)	13,900	13,900
					U.S. Treasury Notes 2.625% due 11/15/2020	(8,884)
GSC	0.350%	06/30/2015	07/01/2015	2,000	Freddie Mac 3.500% due 09/01/2042	(2,067)	2,000	2,000
JPS	0.250% †	06/30/2015	07/01/2015	10,800	U.S. Treasury Notes 2.000% due 05/31/2021	(2,044)	10,800	10,800
					U.S. Treasury Notes 0.625% due 06/30/2017	(8,994)
MSC	0.220% †	06/30/2015	07/01/2015	16,000	U.S. Treasury Bonds 3.750% due 11/15/2043	(16,295)	16,000	16,000
SAL	0.250% †	06/30/2015	07/01/2015	5,500	U.S. Treasury Notes 1.625% due 06/30/2020	(5,610)	5,500	5,500
SSB	0.000%	06/30/2015	07/01/2015	456	Fannie Mae 2.200% due 10/17/2022	(475)	456	456

Total Repurchase Agreements						$(57,430)	$56,256	$56,256

(1)	Includes accrued interest.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.150%	06/30/2015	07/06/2015	$(3,177)	$(3,177)
	0.180%	06/23/2015	07/09/2015	(5,924)	(5,924)
	0.300%	05/19/2015	07/17/2015	(22,968)	(22,976)
GRE	0.010%	06/30/2015	07/02/2015	(27,397)	(27,397)
	0.300%	06/30/2015	07/02/2015	(1,689)	(1,689)
JML	(1.500)%	03/20/2015	12/31/2015	(2,648)	(2,637)
JPS	0.120%	06/24/2015	07/15/2015	(9,726)	(9,726)
	0.270%	06/15/2015	07/06/2015	(18,054)	(18,056)
	0.300%	06/19/2015	07/09/2015	(2,552)	(2,552)
SCX	0.230%	05/08/2015	07/08/2015	(2,550)	(2,551)
	0.230%	06/12/2015	07/08/2015	(7,053)	(7,053)
	0.300%	06/04/2015	07/06/2015	(1,864)	(1,865)
	0.330%	06/18/2015	07/20/2015	(2,489)	(2,489)
	0.330%	06/19/2015	07/17/2015	(22,782)	(22,785)
	0.330%	06/30/2015	07/17/2015	(3,030)	(3,030)
	0.380%	06/30/2015	07/07/2015	(34,599)	(34,600)

Total Reverse Repurchase Agreements					$(168,507)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
BPG	(0.050)%	07/01/2015	07/02/2015	$	(3,289)	$(3,289)
	0.150%	07/01/2015	07/07/2015		(8,506)	(8,508)
BPS	0.000%	05/07/2015	08/06/2015	EUR	(1,662)	(1,859)
GSC	(0.200)%	06/25/2015	07/01/2015	$	(3,279)	(3,279)
	(0.100)%	06/29/2015	07/02/2015		(1,979)	(1,979)
	0.340%	06/30/2015	07/06/2015		(7,597)	(7,599)
	0.600%	06/30/2015	07/01/2015		(1,259)	(1,259)

Total Sale-Buyback Transactions						$(27,772)

(2)	The average amount of borrowings outstanding during the period ended June 30, 2015 was $142,793 at a weighted average interest rate of 0.145%.
(3)	Payable for sale-buyback transactions includes $9 of deferred price drop.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	07/01/2045	$35,800	$(35,787)	$(35,585)
Fannie Mae	3.500%	07/01/2045	18,600	(19,126)	(19,133)
Fannie Mae	3.500%	08/01/2045	6,000	(6,144)	(6,156)
Fannie Mae	4.000%	07/01/2045	10,000	(10,572)	(10,581)
Fannie Mae	4.000%	08/01/2045	19,000	(20,051)	(20,061)
Fannie Mae	4.500%	07/01/2045	19,000	(20,480)	(20,529)

Total Short Sales				$(112,160)	$(112,045)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(h)	Securities with an aggregate market value of $195,432 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
PIMCO Global Multi-Asset Managed Allocation Portfolio
Global/Master Repurchase Agreement
BCY	$2,700	$0	$0	$2,700	$(2,753)	$(53)
BOS	0	(32,077)	0	(32,077)	31,836	(241)
BPG	2,000	0	0	2,000	(2,039)	(39)
BSN	200	0	0	200	(205)	(5)
DEU	5,200	0	0	5,200	(5,310)	(110)
GRE	0	(29,086)	0	(29,086)	29,013	(73)
GSC	2,000	0	0	2,000	(2,067)	(67)
JML	0	(2,637)	0	(2,637)	2,656	19
JPS	2,000	(30,334)	0	(28,334)	27,918	(416)
SCX	0	(74,373)	0	(74,373)	74,323	(50)
SSB	456	0	0	456	(474)	(18)

Master Securities Forward Transaction Agreement
BPG	0	0	(11,797)	(11,797)	11,771	(26)
BPS	0	0	(1,859)	(1,859)	1,763	(96)
GSC	0	0	(14,116)	(14,116)	14,108	(8)

PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BCY	2,700	0	0	2,700	(2,753)	(53)
DEU	8,700	0	0	8,700	(8,884)	(184)
JPS	8,800	0	0	8,800	(8,994)	(194)
MSC	16,000	0	0	16,000	(16,295)	(295)
SAL	5,500	0	0	5,500	(5,610)	(110)

Total Borrowings and Other Financing Transactions	$56,256	$(168,507)	$(27,772)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE iShares MSCI Emerging Markets Index Fund	$41.000	07/17/2015	2,366	$76	$45

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME 90-Day Eurodollar December Futures	$99.375	12/14/2015	265	$43	$36

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE S&P 500 Index	2,135.000	07/17/2015	137	$175	$29
Call - EUREX EURO STOXX 50 Index	3,625.000	07/17/2015	1,203	1,140	364
Call - EUREX EURO STOXX 50 Index	3,400.000	12/20/2019	775	2,762	3,886

				$4,077	$4,279

Total Purchased Options				$4,196	$4,360

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE iShares MSCI Emerging Markets Index Fund	$38.000	07/17/2015	2,364	$(44)	$(52)
Put - CBOE iShares MSCI Emerging Markets Index Fund	39.000	07/17/2015	2,366	(86)	(111)

				$(130)	$(163)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$124.000	08/21/2015	62	$(50)	$(28)
Call - CBOT U.S. Treasury 10-Year Note September Futures	127.000	08/21/2015	62	(41)	(48)

				$(91)	$(76)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	2,020.000	07/17/2015	137	$(157)	$(235)
Put - EUREX EURO STOXX 50 Index	3,350.000	07/17/2015	601	(272)	(495)
Put - EUREX EURO STOXX 50 Index	3,450.000	07/17/2015	602	(281)	(790)
Call - EUREX EURO STOXX 50 Index	3,750.000	07/17/2015	1,203	(456)	(95)
Put - EUREX EURO STOXX 50 Index	2,100.000	12/20/2019	775	(1,875)	(1,298)

				$(3,041)	$(2,913)

Total Written Options				$(3,262)	$(3,152)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	1,461	$(234)	$0	$0
90-Day Eurodollar December Futures	Short	12/2016	711	(247)	18	0
90-Day Eurodollar June Futures	Short	06/2016	946	(328)	12	0
90-Day Eurodollar March Futures	Short	03/2016	1,043	(408)	13	0
90-Day Eurodollar September Futures	Short	09/2016	820	(381)	20	0
Aluminum October Futures †	Short	10/2015	64	44	0	0
Arabica Coffee December Futures †	Short	12/2015	8	(15)	0	0
Brent Crude November Futures †	Long	10/2015	154	(220)	220	0
Call Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond September Futures	Long	08/2015	124	(11)	62	0
Call Options Strike @ EUR 157.500 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	124	5	0	(22)
Cocoa December Futures †	Long	12/2015	34	52	0	(20)
Copper October Futures †	Long	10/2015	11	7	0	0
Corn December Futures †	Short	12/2015	71	(173)	0	(104)
E-mini NASDAQ 100 Index September Futures	Long	09/2015	289	(429)	71	0
E-mini S&P 500 Index September Futures	Long	09/2015	1,726	(3,060)	337	0
EURO STOXX 50 September Futures	Long	09/2015	953	(1,196)	0	(1,987)
Euro-BTP Italy Government Bond September Futures	Long	09/2015	97	(106)	88	(316)
FTSE 100 Index September Futures	Long	09/2015	226	(967)	0	(755)
Gas Oil October Futures †	Short	10/2015	10	15	0	(8)
Gold 100 oz. August Futures †	Long	08/2015	87	(54)	0	(63)
Gold 100 oz. December Futures †	Long	12/2015	1	(2)	0	(1)
Hang Seng China Enterprises Index July Futures	Long	07/2015	551	(1,769)	967	(1,397)
Henry Hub Natural Gas Swap April Futures †	Long	03/2016	124	(159)	0	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2016	177	(133)	3	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	177	(17)	4	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2016	118	(95)	2	0
Henry Hub Natural Gas Swap January Futures †	Long	12/2015	129	(110)	3	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2016	177	(139)	2	0
Henry Hub Natural Gas Swap June Futures †	Long	05/2016	124	(146)	1	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2016	129	(124)	2	0
Henry Hub Natural Gas Swap May Futures †	Long	04/2016	129	(169)	1	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	169	(79)	3	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2016	177	(123)	2	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Henry Hub Natural Gas Swap September Futures †	Long	08/2016	169	$(125)	$2	$0
Mini MSCI Emerging Markets Index September Futures	Long	09/2015	216	(91)	151	0
Natural Gas December Futures †	Short	11/2015	12	(11)	0	(2)
Natural Gas January Futures †	Long	12/2015	12	(24)	1	0
Natural Gas October Futures †	Short	09/2015	29	(43)	0	(6)
New York Harbor ULSD October Futures †	Short	09/2015	10	23	0	(18)
Nickel October Futures †	Long	10/2015	8	(38)	0	0
Nikkei 225 Index September Futures	Long	09/2015	80	(30)	42	(188)
Nikkei Index 400 September Futures	Long	09/2015	4,562	(923)	298	(1,603)
Platinum October Futures †	Long	10/2015	116	(126)	0	(16)
Put Options Strike @ EUR 147.000 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	124	33	43	0
RBOB Gasoline November Futures †	Short	10/2015	170	369	0	(229)
Silver December Futures †	Long	12/2015	2	(4)	0	(1)
Soybean November Futures †	Long	11/2015	4	21	11	0
Sugar No. 11 October Futures †	Short	09/2015	108	95	0	(48)
U.S. Treasury 5-Year Note September Futures	Short	09/2015	68	10	3	0
U.S. Treasury 10-Year Note September Futures	Long	09/2015	1,342	(1,263)	0	(42)
U.S. Treasury 30-Year Bond September Futures	Short	09/2015	248	327	20	0
Wheat December Futures †	Short	12/2015	29	(101)	0	(45)
WTI Crude December Futures †	Short	11/2015	542	56	0	(596)
WTI Crude December Futures †	Long	11/2016	542	(554)	450	0
WTI Crude October Futures †	Long	09/2015	14	(8)	16	0
Zinc October Futures †	Long	10/2015	12	(13)	0	0

Total Futures Contracts				$(13,191)	$2,868	$(7,467)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
iTraxx Europe 23 5-Year Index	1.000%	06/20/2020	EUR	31,100	$429	$(217)	$0	$(141)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.300%	05/06/2017	$	88,300	$(125)	$(126)	$6	$0
Receive	3-Month USD-LIBOR	1.500%	12/16/2017		31,600	(168)	(17)	2	0
Pay	3-Month USD-LIBOR	2.000%	12/16/2020		8,600	(7)	18	0	(3)
Receive	3-Month USD-LIBOR	2.250%	12/16/2022		53,900	227	(38)	3	0
Receive	3-Month USD-LIBOR	2.500%	12/16/2025		42,800	337	(169)	31	0
Receive	3-Month USD-LIBOR	2.750%	12/16/2045		30,400	1,564	(730)	83	0
Pay	3-Month USD-LIBOR	2.750%	12/16/2045		100	(5)	1	0	0
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	17,600	874	1,185	0	(203)
Receive	6-Month GBP-LIBOR	1.250%	06/17/2017	GBP	23,000	(110)	109	0	(45)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		34,850	1,060	(263)	0	(620)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2045		9,010	1,185	1,188	0	(321)
Receive	6-Month JPY-LIBOR	1.000%	03/20/2024	JPY	1,450,000	(494)	(158)	0	(20)
Receive	28-Day MXN-TIIE	4.035%	02/03/2017	MXN	411,900	(27)	(122)	0	(27)
Pay	28-Day MXN-TIIE	5.430%	11/17/2021		391,700	(453)	(353)	178	0
Pay	28-Day MXN-TIIE	5.750%	12/06/2021		224,000	1	110	103	0

						$3,859	$635	$406	$(1,239)

Total Swap Agreements						$4,288	$418	$406	$(1,380)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(j)	Securities with an aggregate market value of $47,963 have been pledged as collateral as of June 30, 2015 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(k)	Securities with an aggregate market value of $30,822 and cash of $9,922 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (4)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO Global Multi-Asset Managed Allocation Portfolio (5)	$4,360	$2,154	$431	$6,945	$(3,152)	$(6,310)	$(1,380)	$(10,842)
PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary) (5)	0	723	0	723	0	(1,157)	0	(1,157)

Total Exchange-Traded or Centrally Cleared	$4,360	$2,877	$431	$7,668	$(3,152)	$(7,467)	$(1,380)	$(11,999)

(4)	Unsettled variation margin asset of $9 for closed futures and $25 for closed swap agreements are outstanding at period end.
(5)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2015		BRL	18,639	$		6,050	$ 55	$ 0
	07/2015		EUR	3,331			3,706	0	(9)
	07/2015		GBP	1,759			2,774	10	0
	07/2015		JPY	386,345			3,111	0	(46)
	07/2015		MXN	10,886			693	1	0
	07/2015		PLN	3,570			950	2	0
	07/2015	$		6,740		BRL	18,639	0	(745)
	07/2015			2,917		INR	189,895	62	0
	07/2015			54,858		JPY	6,787,045	598	0
	07/2015			108		MXN	1,670	0	(2)
	07/2015			3,421		RUB	185,843	0	(59)
	08/2015		RUB	185,843	$		3,375	59	0
	08/2015	$		2,687		GBP	1,704	0	(10)
	08/2015			1,148		ILS	4,444	30	0
	08/2015			6,169		SEK	51,475	46	0

BPS	07/2015		AUD	3,629	$		2,797	0	(2)
	07/2015		BRL	67,103			21,650	70	0
	07/2015		CLP	732,502			1,187	43	0
	07/2015		JPY	6,517,345			52,584	0	(669)
	07/2015		MXN	156,170			10,071	138	0
	07/2015		NZD	12,551			8,940	435	0
	07/2015	$		2,802		AUD	3,629	0	(4)
	07/2015			21,485		BRL	67,103	114	(20)
	08/2015		BRL	37,718	$		12,016	24	0
	08/2015	$		2,790		AUD	3,626	2	0
	08/2015			672		BRL	2,114	0	(1)
	08/2015			52,602		JPY	6,517,345	672	0
	09/2015		PEN	4,907	$		1,566	39	0

BRC	07/2015		TWD	168,579			5,499	41	0
	07/2015	$		3,753		INR	237,991	0	(20)
	07/2015		ZAR	48,010	$		3,924	0	(3)

CBK	07/2015		BRL	9,495			3,067	13	0
	07/2015		EUR	14,980			16,308	0	(392)
	07/2015		NOK	7,102			906	0	0
	07/2015	$		3,010		BRL	9,495	44	0
	07/2015			8,753		EUR	7,722	0	(144)
	07/2015			716		MXN	11,037	0	(14)
	07/2015			3,357		SGD	4,579	42	0
	08/2015			1,104		DKK	7,195	0	(28)
	08/2015			10,696		NOK	84,098	20	0
	08/2015			1,061		SEK	8,820	4	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	09/2015		HKD	31,128	$		4,015	$ 0	$ 0
	09/2015	$		1,589		HKD	12,321	0	0
	09/2015			11,636		MXN	183,954	0	(6)
	01/2016		BRL	4,462	$		1,336	0	(11)

DUB	07/2015			17,985			5,850	65	0
	07/2015		KRW	27,513,005			25,196	638	0
	07/2015		MXN	2,720			177	4	0
	07/2015		PLN	1,167			310	0	0
	07/2015		TRY	5,280			1,897	0	(57)
	07/2015	$		5,797		BRL	17,985	0	(12)
	08/2015		NOK	77,200	$		10,447	610	0
	08/2015	$		1,177		CHF	1,104	5	0
	09/2015			1,547		CNY	9,400	0	(15)

FBF	07/2015		MXN	64,450	$		4,221	122	0
	07/2015	$		1,024		JPY	126,600	11	0
	09/2015		CNY	16,505	$		2,686	0	(4)

GLM	07/2015		BRL	13,080			4,409	202	0
	07/2015		MXN	49,328			3,192	55	0
	07/2015		PHP	24,581			548	3	0
	07/2015	$		11,879		AUD	15,366	0	(23)
	07/2015			4,194		BRL	13,080	18	(5)
	07/2015			18,181		CAD	22,585	0	(99)
	08/2015		EUR	9,644	$		10,798	42	0
	08/2015		JPY	263,600			2,153	0	(2)
	08/2015		NOK	13,755			1,805	53	0
	08/2015	$		19,433		CHF	18,134	0	(7)
	08/2015			991		GBP	631	0	0
	08/2015			1,128		JPY	139,700	14	0
	08/2015			1,408		MXN	22,155	0	(2)
	08/2015			12,512		NOK	97,305	0	(113)

HUS	07/2015		COP	2,762,803	$		1,082	24	0
	07/2015		HUF	52,212			187	2	0
	07/2015		INR	62,194			974	0	(3)
	07/2015		MXN	6,940			450	9	0
	07/2015	$		968		INR	62,194	9	0
	07/2015			8,588		NZD	12,551	0	(83)
	08/2015		NOK	78,390	$		10,384	395	0
	08/2015		NZD	12,551			8,563	83	0
	08/2015	$		969		INR	62,163	3	0

JPM	07/2015		BRL	61,163	$		22,503	2,831	0
	07/2015		CAD	3,324			2,670	9	0
	07/2015		CHF	692			741	1	0
	07/2015		EUR	4,225			4,783	73	0
	07/2015		RUB	18,191			327	0	(1)
	07/2015	$		19,714		BRL	61,163	0	(41)
	07/2015			744		CHF	692	0	(4)
	07/2015			20,236		EUR	18,336	206	0
	07/2015			1,936		GBP	1,256	38	0
	07/2015			8,907		IDR	119,618,740	12	0
	07/2015			4,393		JPY	538,645	13	(4)
	07/2015			15,937		KRW	17,471,733	0	(342)
	08/2015		CHF	686	$		738	4	0
	08/2015		JPY	378,514			3,098	4	0
	08/2015		THB	78,363			2,339	23	0
	08/2015	$		2,655		CAD	3,306	0	(9)
	08/2015			336		RUB	18,869	1	0
	04/2016		BRL	1,200	$		360	8	0

MSB	07/2015			20,282			6,537	14	0
	07/2015		NZD	3,692			2,499	0	0
	07/2015		PLN	2,261			608	7	0
	07/2015		RUB	185,843			3,289	0	(74)
	07/2015	$		6,575		BRL	20,282	20	(71)
	07/2015			3,728		EUR	3,332	0	(13)
	07/2015			20,033		GBP	12,792	71	(4)
	07/2015			337		RUB	18,191	0	(9)
	08/2015		EUR	53,182	$		59,766	443	0
	08/2015		GBP	11,033			17,336	4	0
	08/2015	$		2,614		NZD	3,872	0	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
NAB	07/2015		AUD	15,366	$		11,886	$30	$0
	08/2015	$		11,864		AUD	15,366	0	(30)

NGF	07/2015		MXN	201,444	$		13,031	219	0

SCX	07/2015		EUR	13,334			14,941	76	0
	07/2015		GBP	12,289			18,882	0	(427)
	07/2015	$		29,151		MXN	454,432	0	(249)
	08/2015			14,948		EUR	13,334	0	(76)
	09/2015		HKD	35,903	$		4,630	0	(1)
	09/2015		MXN	454,432			28,981	249	0

SOG	07/2015		CZK	3,285			128	0	(6)
	07/2015	$		2,668		CAD	3,324	0	(7)
	07/2015			1,414		MXN	21,882	0	(23)
	07/2015			902		NOK	7,102	3	0

TOR	07/2015		CAD	22,584	$		18,202	120	0
	08/2015	$		18,193		CAD	22,584	0	(118)

UAG	07/2015		IDR	1,513,402	$		113	0	0
	07/2015		JPY	548,600			4,455	0	(28)
	07/2015	$		7,325		EUR	6,481	0	(100)
	07/2015			188		MXN	2,917	0	(3)
	07/2015			2,628		NZD	3,692	0	(129)
	08/2015		MYR	7,945	$		2,107	0	(1)
	08/2015	$		3,555		INR	227,893	1	0

Total Forward Foreign Currency Contracts								$9,411	$(4,380)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
GLM	Put - OTC USD versus CNH	CNH 6.244	05/12/2016	$	49,340	$228	$215

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$78,100	$1,353	$441

CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950%	12/15/2015	28,000	35	30
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.200%	07/29/2016	23,800	1,032	21

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	53,400	2,114	859

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950%	12/15/2015	50,000	57	54
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.800%	01/19/2016	50,000	80	52
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	98,800	2,084	558
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	42,550	1,811	685
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.865%	08/11/2015	6,600	110	262
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050%	08/11/2015	19,200	307	376
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017	14,400	2,016	2,241

							$10,999	$5,579

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
CBK	Call - OTC MSCI Emerging Markets Index	995.480	07/17/2015	$	10	$71	$59

FBF	Call - OTC EURO STOXX 50 Index	3,275.000	12/20/2019	EUR	776	2,612	4,314
	Call - OTC EURO STOXX 50 Index	3,650.000	12/20/2019		5	1,806	2,087

						$4,489	$6,460

Total Purchased Options						$15,716	$12,254

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015	EUR	2,300	$(5)	$(7)

BRC	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		2,400	(5)	(8)
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		4,600	(10)	(16)

FBF	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		2,100	(4)	(7)

GST	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		2,400	(5)	(8)
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		31,800	(50)	(112)

							$(79)	$(158)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC EUR versus USD	$	1.150	07/02/2015	EUR	5,570	$(22)	$0
	Put - OTC EUR versus USD		1.110	07/20/2015		8,028	(40)	(97)
	Call - OTC EUR versus USD		1.170	07/20/2015		8,028	(44)	(8)

BRC	Call - OTC EUR versus USD		1.150	07/15/2015		2,430	(19)	(6)

DUB	Call - OTC USD versus BRL	BRL	2.680	07/01/2015	$	5,660	(135)	(784)

FBF	Put - OTC USD versus BRL		2.950	07/13/2015		19,870	(153)	(7)
	Call - OTC USD versus BRL		4.000	03/17/2016		19,600	(828)	(315)

UAG	Call - OTC EUR versus USD	$	1.150	07/02/2015	EUR	4,820	(28)	0

							$(1,269)	$(1,217)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
DUB	Cap - OTC CPURNSA Index	236.119	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/01/2016	$2,600	$(2)	$(1)

GLM	Cap - OTC CPALEMU Index	117.930	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	6,300	0	(242)

JPM	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	1,100	(8)	(4)
	Cap - OTC YOY CPURNSA Index	233.707	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	04/10/2020	7,800	0	15
	Floor - OTC YOY CPURNSA Index	234.810	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	10,700	(121)	(117)
	Floor - OTC YOY CPURNSA Index	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020	7,800	0	15

						$(131)	$(334)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.050%	07/13/2015	$	14,000	$(64)	$(1)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.950%	07/13/2015		18,300	(63)	(22)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350%	09/30/2015		10,000	(65)	(92)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	09/30/2015		10,000	(86)	(64)

GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400%	07/15/2015		9,500	(32)	(119)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750%	08/20/2015	GBP	3,600	(31)	(9)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.400%	08/20/2015		3,600	(31)	(31)

JPM	Call - OTC 5-Year Interest Rate Swap (Effective 09/16/2020)	3-Month USD-LIBOR	Receive	2.910%	09/14/2015	$	16,000	(49)	(49)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.900%	09/09/2015	GBP	4,000	(40)	(31)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.520%	01/19/2016	$	50,000	(30)	(12)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.660%	01/19/2016		50,000	(50)	(27)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.950%	07/13/2015		33,700	(114)	(41)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017		60,500	(2,017)	(2,019)
	Call - OTC 5-Year Interest Rate Swap (Effective 09/16/2020)	3-Month USD-LIBOR	Receive	2.910%	09/14/2015		39,900	(155)	(127)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.365%	08/11/2015		6,600	(108)	(7)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	08/11/2015		19,200	(307)	(45)

								$(3,242)	$(2,696)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GST	Put - OTC Gold 100 oz. October Futures †	$90.000	09/08/2015	$	8	$(114)	$(161)
	Put - OTC Gold 100 oz. October Futures †	90.000	09/09/2015		1	(20)	(28)

						$(134)	$(189)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC MSCI Emerging Markets Index	932.040	07/17/2015	$	10	$(76)	$(52)

FBF	Put - OTC EURO STOXX 50 Index	2,200.000	12/20/2019	EUR	776	(2,692)	(1,524)
	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019		5	(1,779)	(1,176)

						$(4,547)	$(2,752)

Total Written Options						$(9,402)	$(7,346)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD	Notional Amount in BRL	Notional Amount in EUR	Notional Amount in GBP	Notional Amount in HKD	Premiums
Balance at Beginning of Period	39,833	$3,293,560	AUD 0	BRL 0	EUR 32,481	GBP 0	HKD 0	$(18,160)
Sales	27,574	462,283	25,319	373	233,284	11,200	1,347	(14,500)
Closing Buys	(8,365)	(165,020)	(25,319)	(306)	(6,300)	0	0	6,923
Expirations	(50,802)	(3,176,214)	0	(67)	(97,878)	0	(1,347)	12,618
Exercised	(68)	(1,760)	0	0	(80,030)	0	0	455

Balance at End of Period	8,172	$412,849	AUD 0	BRL 0	EUR 81,557	GBP 11,200	HKD 0	$(12,664)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Pay	GOLDLNPM Index †	$1,170.500	11/18/2015	3,000	$0	$(6)	$0	$(6)
	Receive	PLTMLNPM Index †	1,100.000	11/18/2015	2,000	0	(46)	0	(46)

MAC	Receive	CUAC 4Q15 †	29.000	12/31/2015	1,644,000	0	150	150	0

						$0	$98	$150	$(52)

CREDIT DEFAULT SWAPS ON SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BRC	Italy Government International Bond	1.000%	12/20/2016	0.667%	$ 4,000	$(21)	$42	$21	$0

CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.395%	7,200	(134)	243	109	0
	Indonesia Government International Bond	1.000%	12/20/2019	1.481%	4,200	(101)	16	0	(85)

DUB	Indonesia Government International Bond	1.000%	12/20/2019	1.481%	6,200	(141)	16	0	(125)
	Italy Government International Bond	1.000%	12/20/2016	0.667%	4,000	(20)	41	21	0
	Spain Government International Bond	1.000%	12/20/2016	0.522%	4,000	(4)	33	29	0

MYC	Spain Government International Bond	1.000%	12/20/2016	0.522%	5,400	(2)	41	39	0

						$(423)	$432	$219	$(210)

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	23

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	3,200	$(4)	$4	$0	$0
	Receive	1-Year BRL-CDI	11.680%	01/04/2021		26,800	188	(7)	181	0

BPS	Pay	1-Year BRL-CDI	13.030%	01/02/2018		23,700	14	(15)	0	(1)
	Pay	3-Month USD-CPURNSA Index	1.560%	11/05/2016	$	17,100	0	(284)	0	(284)

BRC	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	38,800	(5)	3	0	(2)

CBK	Pay	1-Month GBP-UKRPI	3.190%	04/15/2030	GBP	2,300	0	(95)	0	(95)
	Pay	1-Month GBP-UKRPI	3.350%	05/15/2030		1,600	0	(6)	0	(6)
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		600	(20)	40	20	0

DUB	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	64,700	(30)	26	0	(4)
	Receive	3-Month USD-CPURNSA Index	0.070%	12/22/2015	$	11,100	0	5	5	0
	Pay	3-Month USD-CPURNSA Index	1.485%	11/19/2016		6,700	0	(99)	0	(99)
	Pay	3-Month USD-CPURNSA Index	1.480%	11/20/2016		11,100	0	(163)	0	(163)
	Pay	3-Month USD-CPURNSA Index	1.473%	11/21/2016		9,500	0	(138)	0	(138)
	Pay	28-Day MXN-TIIE	5.840%	09/14/2021	MXN	335,400	(45)	219	174	0

FBF	Pay	1-Month GBP-UKRPI	3.353%	05/15/2030	GBP	600	0	(2)	0	(2)
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		5,800	(171)	364	193	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		100	0	6	6	0

GLM	Pay	1-Month GBP-UKRPI	3.358%	04/15/2035		900	0	(39)	0	(39)
	Receive	1-Year BRL-CDI	11.680%	01/04/2021	BRL	200	1	0	1	0

HUS	Pay	1-Year BRL-CDI	13.030%	01/02/2018		47,200	(50)	47	0	(3)
	Pay	1-Year BRL-CDI	13.220%	01/02/2018		58,600	0	22	22	0
	Receive	1-Year BRL-CDI	12.230%	01/04/2021		5,800	2	1	3	0

JPM	Pay	1-Year BRL-CDI	13.030%	01/02/2018		26,900	(35)	33	0	(2)

MYC	Pay	1-Month GBP-UKRPI	3.320%	05/15/2030	GBP	2,700	0	(32)	0	(32)
	Pay	1-Month GBP-UKRPI	3.400%	06/15/2030		25,850	84	(4)	80	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		1,400	(39)	86	47	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		300	0	18	18	0
	Receive	1-Year BRL-CDI	11.680%	01/04/2021	BRL	10,600	101	(29)	72	0
	Pay	3-Month USD-CPURNSA Index	2.058%	05/12/2025	$	20,200	0	(127)	0	(127)

							$(9)	$(166)	$822	$(997)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	TPNBNK Index	7,688,691	3-Month USD-LIBOR plus a specified spread	05/18/2016	JPY	1,822,604	$(114)	$0	$(114)

FBF	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043	$	12,345	16	16	0

JPM	Receive	EURO STOXX Banks Index	161,739	1-Month USD-LIBOR plus a specified spread	05/16/2016	EUR	25,007	(856)	0	(856)

								$(954)	$16	$(970)

(5)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	SPGCCLP Index (6)	8.851%	06/16/2017	$	1,232	$0	$17	$17	$0

GST	Pay	S&P 500 Index (6)	7.156%	12/18/2015		15,424	0	845	845	0
	Pay	S&P 500 Index (6)	5.382%	06/16/2017		1,724	0	5	5	0

JPM	Pay	GOLDLNPM Index (6)†	11.156%	05/07/2020		5,240	0	174	174	0

MAC	Receive	SPGCCLP Index (6)	8.556%	06/16/2017		977	0	16	16	0

SOG	Pay	Nikkei 225 Index (6)	2.000%	12/09/2016		5,851,410	0	85	85	0
	Pay	Nikkei 225 Index (6)	1.850%	12/09/2016		2,812,830	0	34	34	0
	Pay	S&P 500 Index (6)	5.359%	06/16/2017		2,376	0	6	6	0

							$0	$1,182	$1,182	$0

Total Swap Agreements							$(432)	$592	$2,389	$(2,229)

(6)	Variance Swaps

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(m)	Securities with an aggregate market value of $1,418 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
PIMCO Global Multi-Asset Managed Allocation Portfolio
BOA	$863	$441	$198	$1,502	$(871)	$0	$(114)	$(985)	$517	$(330)	$187
BPS	1,537	0	0	1,537	(696)	(112)	(285)	(1,093)	444	0	444
BRC	41	0	21	62	(23)	(30)	(2)	(55)	7	0	7
CBK	123	110	129	362	(595)	(53)	(186)	(834)	(472)	437	(35)
DUB	1,322	0	229	1,551	(84)	(963)	(529)	(1,576)	(25)	(750)	(775)
FBF	133	6,401	215	6,749	(4)	(3,029)	(2)	(3,035)	3,714	(4,210)	(496)
GLM	387	215	1	603	(251)	(401)	(39)	(691)	(88)	(170)	(258)
GST	0	0	850	850	0	(120)	0	(120)	730	(640)	90
HUS	525	0	25	550	(86)	0	(3)	(89)	461	(290)	171
JPM	3,223	859	0	4,082	(401)	(171)	(858)	(1,430)	2,652	(3,008)	(356)
MAC	0	0	16	16	0	0	0	0	16	0	16
MSB	559	0	0	559	(171)	0	0	(171)	388	(260)	128
MYC	0	4,228	256	4,484	0	(2,278)	(159)	(2,437)	2,047	(1,940)	107
NAB	30	0	0	30	(30)	0	0	(30)	0	0	0
NGF	219	0	0	219	0	0	0	0	219	0	219
SCX	325	0	0	325	(753)	0	0	(753)	(428)	631	203
SOG	3	0	125	128	(36)	0	0	(36)	92	0	92
TOR	120	0	0	120	(118)	0	0	(118)	2	0	2
UAG	1	0	0	1	(261)	0	0	(261)	(260)	89	(171)

PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
BPS	0	0	0	0	0	0	(52)	(52)	(52)	0	(52)
GST	0	0	0	0	0	(189)	0	(189)	(189)	261	72
JPM	0	0	174	174	0	0	0	0	174	0	174
MAC	0	0	150	150	0	0	0	0	150	0	150

Total Over the Counter	$9,411	$12,254	$2,389	$24,054	$(4,380)	$(7,346)	$(2,229)	$(13,955)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$4,324	$0	$36	$4,360
Futures	723	0	1,875	0	279	2,877
Swap Agreements	0	0	0	0	431	431

	$723	$0	$6,199	$0	$746	$7,668

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,411	$0	$9,411
Purchased Options	0	0	6,460	215	5,579	12,254
Swap Agreements	357	219	975	0	838	2,389

	$357	$219	$7,435	$9,626	$6,417	$24,054

	$1,080	$219	$13,634	$9,626	$7,163	$31,722

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	25

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$3,076	$0	$76	$3,152
Futures	1,912	0	5,175	0	380	7,467
Swap Agreements	0	141	0	0	1,239	1,380

	$1,912	$141	$8,251	$0	$1,695	$11,999

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,380	$0	$4,380
Written Options	189	158	2,752	1,217	3,030	7,346
Swap Agreements	52	210	970	0	997	2,229

	$241	$368	$3,722	$5,597	$4,027	$13,955

	$2,153	$509	$11,973	$5,597	$5,722	$25,954

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(531)	$0	$(12,407)	$0	$0	$(12,938)
Written Options	1,205	0	10,780	0	237	12,222
Futures	1,792	0	32,972	0	(481)	34,283
Swap Agreements	0	(266)	0	0	(5,888)	(6,154)

	$2,466	$(266)	$31,345	$0	$(6,132)	$27,413

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,761	$0	$8,761
Purchased Options	(38)	0	0	(1,792)	(38)	(1,868)
Written Options	(23)	75	842	665	781	2,340
Swap Agreements	32	495	(346)	0	1,932	2,113

	$(29)	$570	$496	$7,634	$2,675	$11,346

	$2,437	$304	$31,841	$7,634	$(3,457)	$38,759

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$10,761	$0	$(7)	$10,754
Written Options	174	0	(5,805)	0	16	(5,615)
Futures	127	0	(11,788)	0	(3,504)	(15,165)
Swap Agreements	0	(189)	0	0	10,333	10,144

	$301	$(189)	$(6,832)	$0	$6,838	$118

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(465)	$0	$(465)
Purchased Options	37	0	1,871	1,871	463	4,242
Written Options	(199)	(118)	1,331	234	(853)	395
Swap Agreements	304	(395)	796	0	444	1,149

	$142	$(513)	$3,998	$1,640	$54	$5,321

	$443	$(702)	$(2,834)	$1,640	$6,892	$5,439

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$80,985	$0	$80,985
Industrials	0	12,305	0	12,305
U.S. Government Agencies	0	34,750	0	34,750
U.S. Treasury Obligations	0	365,193	0	365,193
Mortgage-Backed Securities	0	5,949	0	5,949
Asset-Backed Securities	0	1,013	0	1,013
Sovereign Issues	0	127,386	0	127,386
Common Stocks
Consumer Discretionary	5,799	0	0	5,799
Energy	7,310	0	0	7,310
Financials	3,150	0	0	3,150
Health Care	9,452	0	0	9,452
Industrials	7,565	0	0	7,565
Information Technology	5,448	0	0	5,448
Materials	3,577	0	0	3,577
Utilities	43	0	0	43
Exchange-Traded Funds	24,776	0	0	24,776
Real Estate Investment Trusts
Financials	13,951	0	0	13,951
Short-Term Instruments
Repurchase Agreements	0	56,256	0	56,256
Short-Term Notes	0	2,299	0	2,299
U.S. Treasury Bills	0	1,704	0	1,704
	$81,071	$687,840	$0	$768,911

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Affiliates, at Value
Mutual Funds	$340,418	$0	$0	$340,418
Exchange-Traded Funds	23,880	0	0	23,880
Short-Term Instruments
Central Funds Used for Cash Management Purposes	109	0	0	109
	$364,407	$0	$0	$364,407

Total Investments	$445,478	$687,840	$0	$1,133,318

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(112,045)	$0	$(112,045)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,904	4,730	0	7,634
Over the counter	0	23,935	119	24,054
	$2,904	$28,665	$119	$31,668

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(7,467)	(4,532)	0	(11,999)
Over the counter	(49)	(13,717)	(189)	(13,955)
	$(7,516)	$(18,249)	$(189)	$(25,954)

Totals	$440,866	$586,211	$(70)	$1,027,007

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Global Multi-Asset Managed Allocation Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Act, fixed income instruments, equity securities, forwards and derivatives. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the Act, or any exemptive relief therefrom. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Portfolio seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Portfolio will typically invest 20% to 80% of its total assets in equity-related investments (including investment in common stock, preferred securities, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in the Portfolio’s prospectus, and in other equity-related Acquired Funds as defined under Important Information About the Portfolio). With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Portfolio may invest. The Portfolio may invest up to 25%

of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Portfolio II Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “GMAMA Subsidiary”), and the PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds). The GMAMA Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. The GMAMA Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio may invest up to 25% of its total assets in the GMAMA Subsidiary. The Underlying PIMCO Funds and other affiliated and unaffiliated funds in which the Portfolio may invest are collectively referred to as “Acquired Funds.” The Portfolio is classified as “non-diversified” for purposes of the Act because it may invest in a limited number of Acquired Funds and other investments. However, since certain of the Acquired Funds in which the Portfolio may invest are classified as diversified for purposes of the Act, the Portfolio may indirectly diversify its portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

interest income or net change in unrealized appreciation/depreciation on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Consolidated Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Consolidated Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Consolidated Statement of Cash Flows. The Consolidated Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Consolidated Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants.

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

(b) Investments in Affiliates

The Portfolio invests substantially all of its assets in Underlying PIMCO Funds and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated funds for the period ended June 30, 2015 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Capital Securities and Financials Fund	$0	$9,900	$0	$0	$(129)	$9,771	$0	$0
PIMCO Diversified Income Active Exchange-Traded Fund	13,998	0	0	0	46	14,044	297	0
PIMCO Emerging Markets Corporate Bond Fund	25,466	421	(16,000)	(931)	1,013	9,969	421	0
PIMCO EqS® Emerging Markets Fund	18,552	0	(19,549)	1,743	(746)	0	0	0
PIMCO EqS Pathfinder Fund®	35,735	0	(38,804)	(7,334)	10,403	0	0	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	13,015	0	(2,611)	(268)	(300)	9,836	164	0
PIMCO Income Fund	204,664	4,767	(48,400)	(156)	762	161,637	4,768	0
PIMCO Investment Grade Corporate Bond Fund	0	0	0	0	0	0	0	0
PIMCO Mortgage Opportunities Fund	35,423	407	(16,000)	181	(4)	20,007	407	0

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Underlying PIMCO Funds	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Short-Term Floating NAV Portfolio*	$14	$0	$(14)	$0	$0	$0	$0	$0
PIMCO Short-Term Floating NAV Portfolio III	18,490	438,448	(456,850)	(9)	30	109	48	0
PIMCO StocksPLUS® Fund	125,074	452	(39,500)	214	1,628	87,868	452	0
PIMCO TRENDS Managed Futures Strategy Fund	62,155	1,072	(8,700)	794	(4,155)	51,166	1,072	0
PIMCO Unconstrained Bond Fund	46,320	95	(46,706)	434	(143)	0	95	0
Totals	$598,906	$455,562	$(693,134)	$(5,332)	$8,405	$364,407	$7,724	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.
*	Effective July 1, 2015, the Portfolio was liquidated.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises.

The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

Options on Exchange-Traded Funds  The Portfolio may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on

SEMIANNUAL REPORT	JUNE 30, 2015	37

Notes to Financial Statements (Cont.)

the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Commodity Forward Swap Agreements  The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying reference commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying reference commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate

SEMIANNUAL REPORT	JUNE 30, 2015	39

Notes to Financial Statements (Cont.)

swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio (or Acquired Funds) trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

In the normal course of business, the Acquired Funds trade financial instruments, and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Acquired Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The net asset value of the Portfolio will fluctuate in response to changes in the respective net asset values of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Acquired Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s investment adviser will make less than optimal or poor asset

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

allocation decisions. The investment adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Acquired Funds’) investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio (or Acquired Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. The Portfolio (or Acquired Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio (or Acquired Funds) lost enough value, the Portfolio (or Acquired Funds) could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio (or Acquired Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s (or Acquired Funds’) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio (or Acquired Funds) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio (or Acquired Funds) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Acquired Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Acquired Funds), or, in the case of hedging positions, that the Portfolio’s (or Acquired Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Acquired Funds’) investments in foreign currency-denominated securities may reduce the Portfolio’s (or Acquired Funds’) returns.

SEMIANNUAL REPORT	JUNE 30, 2015	41

Notes to Financial Statements (Cont.)

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio (or Acquired Funds) will be exposed to credit risk to parties with whom they trade and will also bear the risk of settlement default. The Portfolio (or Acquired Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio (or Acquired Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio (or Acquired Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio (or Acquired Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio (or Acquired Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio (or Acquired Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio (or Acquired Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio (or Acquired Funds). The Portfolio (or Acquired Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio (or Acquired Funds) subsequently decreases, the Portfolio (or Acquired Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio (or Acquired Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements, with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION

The GMAMA Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the GMAMA Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the GMAMA Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the GMAMA Subsidiary, comprising the entire issued share capital of the GMAMA Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the GMAMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMAMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMAMA Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the GMAMA Subsidiary to the Portfolio (amounts in thousands).

Date of Incorporation	11/21/2008
Subscription Agreement	01/14/2009
Consolidated Portfolio Net Assets	$942,617
Subsidiary % of Consolidated Portfolio Net Assets	4.8%
Subsidiary Financial Statement Information
Total assets	$46,973
Total liabilities	1,424
Net assets	45,549
Total income	19
Net investment income (loss)	(106)
Net realized gain (loss)	2,240
Net change in unrealized appreciation (depreciation)	309
Increase (decrease) in net assets resulting from operations	$2,443

SEMIANNUAL REPORT	JUNE 30, 2015	43

Notes to Financial Statements (Cont.)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.90%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.05%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries, administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Acquired Fund Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Acquired Funds, which includes the total annual operating expenses of the Institutional Class shares or, as applicable, Class M shares of the Underlying PIMCO Funds and other funds. Acquired Fund Expenses will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2016, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fees and Supervisory and Administrative Fees are greater than or equal to the

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/ or Reimbursement by PIMCO. For the period ended June 30, 2015, the amount was $1,533,001.

The GMAMA Subsidiary has entered into a separate contract with PIMCO for the management of the GMAMA Subsidiary’s portfolio pursuant to which the GMAMA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMAMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMAMA Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2015, the amount was $124,878.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$3,395	$49,012

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,745,829	$1,793,938	$403,329	$607,616

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	67	$784	20	$249
Administrative Class	1,591	19,364	909	10,639
Advisor Class	168	2,048	1,617	18,788

SEMIANNUAL REPORT	JUNE 30, 2015	45

Notes to Financial Statements (Cont.)

June 30, 2015 (Unaudited)

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount
Issued as reinvestment of distributions
Institutional Class	0	0	5	53
Administrative Class	0	0	571	6,672
Advisor Class	0	0	1,984	23,275
Cost of shares redeemed
Institutional Class	(1)	(10)	(1)	(17)
Administrative Class	(1,986)	(23,886)	(6,851)	(79,073)
Advisor Class	(20,920)	(252,681)	(28,823)	(333,998)
Net increase (decrease) resulting from Portfolio share transactions	(21,081)	$(254,381)	(30,569)	$(353,412)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 89% of the Portfolio. One shareholder is a related party and comprises 24% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the

IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$1,154,468	$8,115	$(29,265)	$(21,150)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	47

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MSC	Morgan Stanley & Co., Inc.
BOS	Banc of America Securities LLC	GRE	RBS Securities, Inc.	MYC	Morgan Stanley Capital Services, Inc.
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	NAB	National Australia Bank Ltd.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BSN	Bank of Nova Scotia	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
DEU	Deutsche Bank Securities, Inc.	JPS	JPMorgan Securities, Inc.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MAC	Macquarie Bank Limited	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PEN	Peruvian New Sol
BRL	Brazilian Real	HUF	Hungarian Forint	PHP	Philippine Peso
CAD	Canadian Dollar	IDR	Indonesian Rupiah	PLN	Polish Zloty
CHF	Swiss Franc	ILS	Israeli Shekel	RUB	Russian Ruble
CLP	Chilean Peso	INR	Indian Rupee	SEK	Swedish Krona
CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	USD (or $)	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand
GBP	British Pound

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	CME	Chicago Mercantile Exchange	FTSE	Financial Times Stock Exchange
CBOT	Chicago Board of Trade	EUREX	Eurex Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	PLTMLNPM	London Platinum & Palladium Market PM Fix	UKRPI	United Kingdom Retail Price Index
CUAC	Corn-Ethanol Spread Calendar Swap	SPGCCLP	S&P Goldman Sachs Commodity Crude Oil Index	ULSD	Ultra-Low Sulfur Diesel
GOLDLNPM	London Gold Market Fixing Ltd. PM	TPNBNK	TOPIX-Banks Index

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate	oz.	Ounce	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending	YOY	Year-Over-Year

48	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	49

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT32SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Global Multi-Asset Managed Allocation Portfolio

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Global Multi-Asset Managed Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio may include, but are not limited to the following: allocation risk, Acquired Fund risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, smaller company risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain in the Underlying PIMCO Fund, which translates into heightened volatility in the Portfolio. The Portfolio or Acquired Fund may engage in such transactions regardless of whether the Portfolio or Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio or an Acquired Fund invests in emerging market debt, both may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to

4	PIMCO VARIABLE INSURANCE TRUST

interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio (or Underlying PIMCO Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the

Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

SEMIANNUAL REPORT	JUNE 30, 2015	5

Important Information About the Portfolio (Cont.)

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	32.2%
Mutual Funds	30.0%
Sovereign Issues	11.3%
Corporate Bonds & Notes	8.2%
Short-Term Instruments‡	5.3%
Other	13.0%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	Class Inception (04/30/2012)
PIMCO Global Multi-Asset Managed Allocation Portfolio Institutional Class	4.24%	3.06%	1.38%
60% MSCI World Index/40% Barclays U.S. Aggregate Index±	1.62%	1.70%	8.07%
MSCI World Index±±	2.63%	1.43%	12.02%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.43% for Institutional Class shares.

± 60% MSCI World Index/40% Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

±± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$1,042.40	$1,021.30
Expenses Paid During Period†	$3.42	$3.39
Net Annualized Expense Ratio††	0.68%	0.68%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Global Multi-Asset Managed Allocation Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index. PIMCO uses a three-step approach in seeking to achieve the return and volatility parameters of the Portfolio’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage risks. PIMCO evaluates these three steps and uses varying combinations of Acquired Funds and/or direct investments to implement them within the Portfolio. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (collectively, “Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”). The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»	An overweight exposure to European equities added to performance as these securities generally posted positive returns over the reporting period.

»	An overweight exposure to Japanese equities added to performance as these securities generally posted positive returns over the reporting period.

»	An underweight to the euro added to performance as the euro depreciated relative to the U.S. dollar during the reporting period.

»	An overweight exposure to Chinese equities added to performance as these securities generally posted positive returns over this period.

»

An overweight to intermediate duration (or sensitivity to changes in market interest rates) exposure in Germany in the second half of the reporting period detracted from performance as intermediate yields in Germany increased during this part of the reporting period.

»	An overweight to intermediate duration exposure in Germany in the second half of the reporting period detracted from performance as intermediate yields in Germany increased during this time period.

SEMIANNUAL REPORT	JUNE 30, 2015	7

Financial Highlights PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

Selected Per Share Data for the Year or Period Ended:	06/30/2015+		12/31/2014	12/31/2013	04/30/2012-12/31/2012

Institutional Class
Net asset value beginning of year or period	$11.57		$11.34	$12.71	$12.68
Net investment income (a)	0.12		0.36	0.34	0.31
Net realized/unrealized gain (loss)	0.37		0.19	(1.31)	0.12
Total from Investment Operations	0.49		0.55	(0.97)	0.43
Dividends from net investment income	0.00		0.00	(0.30)	(0.35)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.05)
Tax basis return of capital	0.00		(0.32)	(0.10)	0.00
Total distributions	0.00		(0.32)	(0.40)	(0.40)
Net asset value end of year or period	$12.06		$11.57	$11.34	$12.71
Total return	4.24%		4.86%	(7.68)%	3.50%
Net assets end of year or period (000s)	$2,924		$2,052	$1,737	$13
Ratio of expenses to average net assets	0.68	%*	0.55%	0.53%	0.52	%*
Ratio of expenses to average net assets excluding waivers	1.00	%*	0.98%	0.99%	1.02	%*
Ratio of expenses to average net assets excluding interest expense	0.65	%*	0.53%	0.52%	0.52	%*
Ratio of expenses to average net assets excluding interest expense and waivers	0.97	%*	0.96%	0.98%	1.02	%*
Ratio of net investment income to average net assets	1.97	%*	3.13%	2.83%	3.66	%*
Portfolio turnover rate	186%		391%	116%	133%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Managed Allocation Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$768,911
Investments in Affiliates	364,407
Financial Derivative Instruments
Exchange-traded or centrally cleared	7,668
Over the counter	24,054
Cash	251
Deposits with counterparty	9,922
Foreign currency, at value	8,145
Receivable for Investments sold~	272,190
Receivable for Portfolio shares sold	131
Interest and dividends receivable	3,714
Dividends receivable from Affiliates	871
Reimbursement receivable from PIMCO	24
Other assets	9
Total Assets	1,460,297

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$168,507
Payable for sale-buyback transactions	27,772
Payable for short sales	112,045
Financial Derivative Instruments
Exchange-traded or centrally cleared	11,999
Over the counter	13,955
Payable for investments purchased~	166,121
Payable for investments in Affiliates purchased	816
Deposits from counterparty	15,088
Payable for Portfolio shares redeemed	552
Accrued investment advisory fees	597
Accrued supervisory and administrative fees	47
Accrued distribution fees	145
Accrued servicing fees	32
Other liabilities	4
Total Liabilities	517,680

Net Assets	$942,617

Net Assets Consist of:
Paid in capital	$943,549
Undistributed net investment income	3,998
Accumulated net realized gain	17,544
Net unrealized (depreciation)	(22,474)
$942,617

Net Assets:
Institutional Class	$2,924
Administrative Class	253,734
Advisor Class	685,959

Shares Issued and Outstanding:
Institutional Class	243
Administrative Class	21,060
Advisor Class	56,738

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.06
Administrative Class	12.05
Advisor Class	12.09

Cost of Investments in securities	$783,069
Cost of Investments in Affiliates	$364,482
Cost of Foreign Currency Held	$8,153
Proceeds Received on Short Sales	$112,160
Cost or Premiums of Financial Derivative Instruments, net	$6,816

* Includes repurchase agreements of:	$56,256

~	A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Consolidated Statement of Operations PIMCO Global Multi-Asset Managed Allocation Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$3,340
Dividends, net of foreign taxes*	978
Dividends from Investments in Affiliates	7,724
Total Income	12,042

Expenses:
Investment advisory fees	4,726
Supervisory and administrative fees	294
Servicing fees - Administrative Class	189
Distribution and/or servicing fees - Advisor Class	969
Trustee fees	7
Interest expense	155
Total Expenses	6,340
Waiver and/or Reimbursement by PIMCO	(1,658)
Net Expenses	4,682

Net Investment Income	7,360

Net Realized Gain (Loss):
Investments in securities	(2,570)
Investments in Affiliates	(5,332)
Exchange-traded or centrally cleared financial derivative instruments	27,413
Over the counter financial derivative instruments	11,346
Foreign currency	481

Net Realized Gain	31,338

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(5,011)
Investments in Affiliates	8,405
Exchange-traded or centrally cleared financial derivative instruments	118
Over the counter financial derivative instruments	5,321
Foreign currency assets and liabilities	(329)

Net Change in Unrealized Appreciation	8,504

Net Increase in Net Assets Resulting from Operations	$47,202

* Foreign tax withholdings - Dividends	$36

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

(Decrease) in Net Assets from:

Operations:
Net investment income	$7,360	$34,783
Net realized gain	31,338	24,397
Net change in unrealized appreciation (depreciation)	8,504	(377)

Net Increase in Net Assets Resulting from Operations	47,202	58,803

Distributions to Shareholders:
Tax basis return of capital
Institutional Class	0	(53)
Administrative Class	0	(6,672)
Advisor Class	0	(23,275)

Total Distributions	0	(30,000)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(254,381)	(353,412)

Total (Decrease) in Net Assets	(207,179)	(324,609)

Net Assets:
Beginning of period	1,149,796	1,474,405
End of period*	$942,617	$1,149,796

* Including undistributed (overdistributed) net investment income of:	$3,998	$(3,362)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Consolidated Statement of Cash Flows PIMCO Global Multi-Asset Managed Allocation Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Cash Flows Provided by Operating Activities:

Net increase in net assets resulting from operations	$47,202

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(2,147,005)
Proceeds from sales of long-term securities	2,395,989
Proceeds from sales of short-term portfolio investments, net	42,724
(Increase) in deposits with counterparty	(7,371)
Decrease in receivable for investments sold	61,876
Decrease in interest and dividends receivable	1,056
Decrease in exchange-traded or centrally cleared financial derivative instruments	28,602
Decrease in over the counter financial derivative instruments	11,851
Decrease in other assets	1
(Decrease) in payable for investments purchased	(58,904)
(Decrease) in deposits from counterparty	(890)
(Decrease) in accrued investment advisory fees	(68)
(Decrease) in accrued supervisory and administrative fees	(5)
(Decrease) in accrued distribution fee	(53)
(Decrease) in accrued servicing fee	(1)
(Decrease) in reimbursement receivable from PIMCO	(19)
Payments on short sales transactions, net	(87,099)
Proceeds from currency transactions	152
(Decrease) in other liabilities	(6)
Net Realized (Gain) Loss
Investments in securities	2,570
Investments in Affiliates	5,332
Exchange-traded or centrally cleared financial derivative instruments	(27,413)
Over the counter financial derivative instruments	(11,346)
Foreign currency	(481)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	5,011
Investments in Affiliates	(8,405)
Exchange-traded or centrally cleared financial derivative instruments	(118)
Over the counter financial derivative instruments	(5,321)
Foreign currency assets and liabilities	329
Net amortization (accretion) on investments	1,053

Net Cash Provided by Operating Activities	249,243

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	22,220
Payments on shares redeemed	(276,323)
Proceeds from reverse repurchase agreements	1,017,039
Payments on reverse repurchase agreements	(912,239)
Proceeds from sale-buyback transactions	1,257,462
Payments on sale-buyback transactions	(1,364,401)
Proceeds from deposits from counterparty	86,870
Payments on deposits from counterparty	(81,106)

Net Cash (Used for) Financing Activities	(250,478)

Net (Decrease) in Cash and Foreign Currency	(1,235)

Cash and Foreign Currency:
Beginning of period	9,631
End of period	$8,396

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$248

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 81.6%

CORPORATE BONDS & NOTES 9.9%

BANKING & FINANCE 8.6%
Ally Financial, Inc.
2.750% due 01/30/2017		$4,400	$4,391
5.500% due 02/15/2017		1,600	1,672
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (e)	EUR	1,300	1,615
Banco Santander S.A.
6.250% due 09/11/2021 (e)		9,500	10,320
Bankia S.A.
0.198% due 01/25/2016		200	223
3.500% due 01/17/2019		2,700	3,141
4.375% due 02/14/2017		300	351
Barclays Bank PLC
7.625% due 11/21/2022		$8,300	9,468
7.750% due 04/10/2023		1,400	1,519
Barclays PLC
6.500% due 09/15/2019 (e)	EUR	400	445
8.000% due 12/15/2020 (e)		2,300	2,731
BPCE S.A.
4.625% due 07/11/2024		$5,100	4,990
Caifu Holdings Ltd.
8.750% due 01/24/2020		1,600	1,580
Credit Agricole S.A.
6.500% due 06/23/2021 (e)	EUR	200	225
7.875% due 01/23/2024 (e)		$2,500	2,565
Credit Suisse AG
6.500% due 08/08/2023		3,400	3,727
Evergrande Real Estate Group Ltd.
12.000% due 02/17/2020		2,600	2,579
General Motors Financial Co., Inc.
2.625% due 07/10/2017		3,300	3,337
3.500% due 07/10/2019		2,500	2,555
4.750% due 08/15/2017		800	845
International Lease Finance Corp.
5.750% due 05/15/2016		675	693
8.625% due 09/15/2015		1,600	1,622
8.750% due 03/15/2017		6,100	6,689
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)	GBP	1,900	3,087
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	100	91
Navient Corp.
6.250% due 01/25/2016		$489	499
Rabobank Group
8.375% due 07/26/2016 (e)		3,000	3,142
8.400% due 06/29/2017 (e)		1,500	1,624
Springleaf Finance Corp.
5.400% due 12/01/2015		200	202
UniCredit SpA
6.750% due 09/10/2021 (e)	EUR	1,800	1,948
8.000% due 06/03/2024 (e)(h)		$3,160	3,109

			80,985

INDUSTRIALS 1.3%
DISH DBS Corp.
7.125% due 02/01/2016		1,900	1,952
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	3,700	2,207
Longfor Properties Co. Ltd.
6.750% due 01/29/2023		$3,100	3,068
MGM Resorts International
6.625% due 07/15/2015		300	300
7.500% due 06/01/2016		900	941

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.625% due 01/15/2017		$700	$748
10.000% due 11/01/2016		100	109
Sunac China Holdings Ltd.
8.750% due 12/05/2019		3,000	2,980

			12,305

Total Corporate Bonds & Notes (Cost $96,022)			93,290

U.S. GOVERNMENT AGENCIES 3.7%
Fannie Mae
3.000% due 07/01/2045		27,800	27,633
3.500% due 07/01/2045		6,600	6,789
Freddie Mac
0.420% due 09/18/2015		328	328

Total U.S. Government Agencies (Cost $34,726)			34,750

U.S. TREASURY OBLIGATIONS 38.7%
U.S. Treasury Bonds
2.500% due 02/15/2045 (h)		31,810	27,868
3.000% due 11/15/2044 (h)		1,900	1,850
3.000% due 05/15/2045 (h)		4,380	4,273
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2019		3,332	3,372
0.125% due 04/15/2020 (j)		20,508	20,665
0.250% due 01/15/2025		999	979
0.625% due 07/15/2021		36,844	38,016
0.750% due 02/15/2045		17,984	16,305
1.375% due 02/15/2044		13,146	13,931
1.875% due 07/15/2015		2,068	2,074
1.875% due 07/15/2019 (k)		665	725
2.125% due 02/15/2040		6,830	8,368
2.125% due 02/15/2041 (k)		7,994	9,863
2.375% due 01/15/2025		5,999	7,049
2.500% due 07/15/2016		832	863
2.500% due 01/15/2029		8,121	9,987
U.S. Treasury Notes
1.500% due 05/31/2020 (h)		34,500	34,279
1.625% due 04/30/2019 (k)(m)		30,200	30,521
1.625% due 06/30/2020 (h)		16,100	16,085
1.750% due 03/31/2022 (h)		42,500	41,693
1.875% due 05/31/2022 (h)		23,100	22,822
2.000% due 06/30/2022		10,000	10,033
2.125% due 12/31/2021 (h)(k)		40,800	41,083
2.750% due 02/15/2024 (k)(m)		2,400	2,489

Total U.S. Treasury Obligations (Cost $372,240)			365,193

MORTGAGE-BACKED SECURITIES 0.6%
American Home Mortgage Assets Trust
0.377% due 09/25/2046		1,585	1,177
Grifonas Finance PLC
0.394% due 08/28/2039	EUR	917	536
Marche Mutui SRL
0.419% due 02/25/2055		685	753
2.248% due 01/27/2064		1,553	1,772
Marche SRL
0.398% due 10/27/2065		458	511
Residential Accredit Loans, Inc. Trust
0.367% due 06/25/2046		$358	159
Structured Adjustable Rate Mortgage Loan Trust
4.956% due 01/25/2036 ^		1,399	1,041

Total Mortgage-Backed Securities (Cost $5,976)			5,949

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.1%
Residential Asset Securities Corp. Trust
0.337% due 07/25/2036		$1,117	$1,013

Total Asset-Backed Securities (Cost $889)			1,013

SOVEREIGN ISSUES 13.5%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	200	121
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2019 (c)	BRL	6,900	1,450
Denmark Government Bond
0.100% due 11/15/2023 (d)	DKK	14,612	2,299
France Government Bond
0.250% due 07/25/2018 (d)	EUR	19,383	22,479
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2021		14,287	17,285
2.350% due 09/15/2024 (d)		2,085	2,562
Mexico Government International Bond
4.000% due 11/15/2040 (d)	MXN	54,796	3,756
4.000% due 11/08/2046 (d)		17,827	1,234
4.500% due 12/04/2025 (d)		84,374	6,149
New Zealand Government Bond
2.000% due 09/20/2025	NZD	7,049	4,751
3.000% due 09/20/2030		1,224	916
Republic of Germany
0.750% due 04/15/2018 (d)	EUR	4,952	5,755
Republic of Greece Government International Bond
4.750% due 04/17/2019		600	375
Slovenia Government International Bond
5.250% due 02/18/2024		$1,800	1,971
5.850% due 05/10/2023		2,400	2,727
United Kingdom Gilt
0.125% due 03/22/2024 (d)	GBP	31,499	53,556

Total Sovereign Issues (Cost $130,706)			127,386

		SHARES
COMMON STOCKS 4.5%

CONSUMER DISCRETIONARY 0.6%
Orbitz Worldwide, Inc. (a)(j)		503,106	5,745
SFX Entertainment, Inc. (a)		12,011	54

			5,799

ENERGY 0.8%
Dresser-Rand Group, Inc. (a)		85,822	7,310

FINANCIALS 0.3%
HCC Insurance Holdings, Inc.		40,999	3,150

HEALTH CARE 1.0%
Catamaran Corp. (a)(j)		51,539	3,148
Hospira, Inc. (a)(j)		35,529	3,152
Omnicare, Inc. (j)		33,441	3,152

			9,452

INDUSTRIALS 0.8%
Koninklijke Philips Electronics NV		770	20
Pall Corp. (j)		25,283	3,146
Polypore International, Inc. (a)(j)		73,467	4,399

			7,565

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.6%
Altera Corp.	61,607	$3,154
iGate Corp. (a)(j)	48,089	2,294

		5,448

MATERIALS 0.4%
Sigma-Aldrich Corp. (j)	25,668	3,577

UTILITIES 0.0%
Pepco Holdings, Inc.	1,597	43

Total Common Stocks (Cost $42,044)		42,344

EXCHANGE-TRADED FUNDS 2.7%
iShares MSCI EAFE ETF	229,737	14,586
Vanguard FTSE Emerging Markets ETF	249,267	10,190

Total Exchange-Traded Funds (Cost $25,126)		24,776

REAL ESTATE INVESTMENT TRUSTS 1.5%

FINANCIALS 1.5%
American Capital Agency Corp. (j)	759,427	13,951

Total Real Estate Investment Trusts (Cost $15,081)		13,951

SHORT-TERM INSTRUMENTS 6.4%

REPURCHASE AGREEMENTS (g) 6.0%
		56,256

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.2%
Federal Home Loan Bank
0.040% due 07/10/2015 - 07/15/2015	$400	$400
0.070% due 08/14/2015	100	100
Freddie Mac
0.100% due 10/02/2015	1,800	1,799

		2,299

U.S. TREASURY BILLS 0.2%
0.012% due 07/23/2015 - 11/05/2015 (b)(k)(m)†	1,704	1,704

Total Short-Term Instruments (Cost $60,259)		60,259

Total Investments in Securities (Cost $783,069)		768,911

	SHARES
INVESTMENTS IN AFFILIATES 38.6%

MUTUAL FUNDS (f) 36.1%
PIMCO Capital Securities and Financials Fund	990,000	9,771
PIMCO Emerging Markets Corporate Bond Fund	936,925	9,969
PIMCO Income Fund	13,077,382	161,637
PIMCO Mortgage Opportunities Fund	1,797,571	20,007
PIMCO StocksPLUS® Fund	9,239,512	87,868
PIMCO TRENDS Managed Futures Strategy Fund	5,016,296	51,166

Total Mutual Funds (Cost $339,289)		340,418

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 2.5%
PIMCO Diversified Income Active Exchange-Traded Fund	285,800	$14,044
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	224,100	9,836

Total Exchange-Traded Funds (Cost $25,084)		23,880

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	10,990	109

Total Short-Term Instruments (Cost $109)		109

Total Investments in Affiliates (Cost $364,482)		364,407

Total Investments 120.2% (Cost $1,147,551)		$1,133,318

Financial Derivative Instruments (i)(l) 0.6% (Cost or Premiums, net $6,816)		5,768

Other Assets and Liabilities, net (20.8%)		(196,469)

Net Assets 100.0%		$942,617

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio II, Ltd., which is a 100% owned subsidiary of the Portfolio.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon bond.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.250% †	06/30/2015	07/01/2015	$5,400	U.S. Treasury Notes 2.125% due 09/30/2021	$(2,753)	$5,400	$5,400
					U.S. Treasury Notes 2.125% due 09/30/2021	(2,753)
BPG	0.220%	06/30/2015	07/01/2015	2,000	U.S. Treasury Notes 1.500% due 01/31/2022	(2,039)	2,000	2,000
BSN	0.250%	06/30/2015	07/01/2015	200	U.S. Treasury Notes 2.625% due 11/15/2020	(205)	200	200
DEU	0.140% †	06/30/2015	07/01/2015	13,900	U.S. Treasury Notes 2.625% due 11/15/2020	(5,311)	13,900	13,900
					U.S. Treasury Notes 2.625% due 11/15/2020	(8,884)
GSC	0.350%	06/30/2015	07/01/2015	2,000	Freddie Mac 3.500% due 09/01/2042	(2,067)	2,000	2,000
JPS	0.250% †	06/30/2015	07/01/2015	10,800	U.S. Treasury Notes 2.000% due 05/31/2021	(2,044)	10,800	10,800
					U.S. Treasury Notes 0.625% due 06/30/2017	(8,994)
MSC	0.220% †	06/30/2015	07/01/2015	16,000	U.S. Treasury Bonds 3.750% due 11/15/2043	(16,295)	16,000	16,000
SAL	0.250% †	06/30/2015	07/01/2015	5,500	U.S. Treasury Notes 1.625% due 06/30/2020	(5,610)	5,500	5,500
SSB	0.000%	06/30/2015	07/01/2015	456	Fannie Mae 2.200% due 10/17/2022	(475)	456	456

Total Repurchase Agreements						$(57,430)	$56,256	$56,256

(1)	Includes accrued interest.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.150%	06/30/2015	07/06/2015	$(3,177)	$(3,177)
	0.180%	06/23/2015	07/09/2015	(5,924)	(5,924)
	0.300%	05/19/2015	07/17/2015	(22,968)	(22,976)
GRE	0.010%	06/30/2015	07/02/2015	(27,397)	(27,397)
	0.300%	06/30/2015	07/02/2015	(1,689)	(1,689)
JML	(1.500)%	03/20/2015	12/31/2015	(2,648)	(2,637)
JPS	0.120%	06/24/2015	07/15/2015	(9,726)	(9,726)
	0.270%	06/15/2015	07/06/2015	(18,054)	(18,056)
	0.300%	06/19/2015	07/09/2015	(2,552)	(2,552)
SCX	0.230%	05/08/2015	07/08/2015	(2,550)	(2,551)
	0.230%	06/12/2015	07/08/2015	(7,053)	(7,053)
	0.300%	06/04/2015	07/06/2015	(1,864)	(1,865)
	0.330%	06/18/2015	07/20/2015	(2,489)	(2,489)
	0.330%	06/19/2015	07/17/2015	(22,782)	(22,785)
	0.330%	06/30/2015	07/17/2015	(3,030)	(3,030)
	0.380%	06/30/2015	07/07/2015	(34,599)	(34,600)

Total Reverse Repurchase Agreements					$(168,507)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
BPG	(0.050)%	07/01/2015	07/02/2015	$	(3,289)	$(3,289)
	0.150%	07/01/2015	07/07/2015		(8,506)	(8,508)
BPS	0.000%	05/07/2015	08/06/2015	EUR	(1,662)	(1,859)
GSC	(0.200)%	06/25/2015	07/01/2015	$	(3,279)	(3,279)
	(0.100)%	06/29/2015	07/02/2015		(1,979)	(1,979)
	0.340%	06/30/2015	07/06/2015		(7,597)	(7,599)
	0.600%	06/30/2015	07/01/2015		(1,259)	(1,259)

Total Sale-Buyback Transactions						$(27,772)

(2)	The average amount of borrowings outstanding during the period ended June 30, 2015 was $142,793 at a weighted average interest rate of 0.145%.
(3)	Payable for sale-buyback transactions includes $9 of deferred price drop.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	07/01/2045	$35,800	$(35,787)	$(35,585)
Fannie Mae	3.500%	07/01/2045	18,600	(19,126)	(19,133)
Fannie Mae	3.500%	08/01/2045	6,000	(6,144)	(6,156)
Fannie Mae	4.000%	07/01/2045	10,000	(10,572)	(10,581)
Fannie Mae	4.000%	08/01/2045	19,000	(20,051)	(20,061)
Fannie Mae	4.500%	07/01/2045	19,000	(20,480)	(20,529)

Total Short Sales				$(112,160)	$(112,045)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(h)	Securities with an aggregate market value of $195,432 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
PIMCO Global Multi-Asset Managed Allocation Portfolio
Global/Master Repurchase Agreement
BCY	$2,700	$0	$0	$2,700	$(2,753)	$(53)
BOS	0	(32,077)	0	(32,077)	31,836	(241)
BPG	2,000	0	0	2,000	(2,039)	(39)
BSN	200	0	0	200	(205)	(5)
DEU	5,200	0	0	5,200	(5,310)	(110)
GRE	0	(29,086)	0	(29,086)	29,013	(73)
GSC	2,000	0	0	2,000	(2,067)	(67)
JML	0	(2,637)	0	(2,637)	2,656	19
JPS	2,000	(30,334)	0	(28,334)	27,918	(416)
SCX	0	(74,373)	0	(74,373)	74,323	(50)
SSB	456	0	0	456	(474)	(18)

Master Securities Forward Transaction Agreement
BPG	0	0	(11,797)	(11,797)	11,771	(26)
BPS	0	0	(1,859)	(1,859)	1,763	(96)
GSC	0	0	(14,116)	(14,116)	14,108	(8)

PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BCY	2,700	0	0	2,700	(2,753)	(53)
DEU	8,700	0	0	8,700	(8,884)	(184)
JPS	8,800	0	0	8,800	(8,994)	(194)
MSC	16,000	0	0	16,000	(16,295)	(295)
SAL	5,500	0	0	5,500	(5,610)	(110)

Total Borrowings and Other Financing Transactions	$56,256	$(168,507)	$(27,772)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE iShares MSCI Emerging Markets Index Fund	$41.000	07/17/2015	2,366	$76	$45

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME 90-Day Eurodollar December Futures	$99.375	12/14/2015	265	$43	$36

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE S&P 500 Index	2,135.000	07/17/2015	137	$175	$29
Call - EUREX EURO STOXX 50 Index	3,625.000	07/17/2015	1,203	1,140	364
Call - EUREX EURO STOXX 50 Index	3,400.000	12/20/2019	775	2,762	3,886

				$4,077	$4,279

Total Purchased Options				$4,196	$4,360

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE iShares MSCI Emerging Markets Index Fund	$38.000	07/17/2015	2,364	$(44)	$(52)
Put - CBOE iShares MSCI Emerging Markets Index Fund	39.000	07/17/2015	2,366	(86)	(111)

				$(130)	$(163)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$124.000	08/21/2015	62	$(50)	$(28)
Call - CBOT U.S. Treasury 10-Year Note September Futures	127.000	08/21/2015	62	(41)	(48)

				$(91)	$(76)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	2,020.000	07/17/2015	137	$(157)	$(235)
Put - EUREX EURO STOXX 50 Index	3,350.000	07/17/2015	601	(272)	(495)
Put - EUREX EURO STOXX 50 Index	3,450.000	07/17/2015	602	(281)	(790)
Call - EUREX EURO STOXX 50 Index	3,750.000	07/17/2015	1,203	(456)	(95)
Put - EUREX EURO STOXX 50 Index	2,100.000	12/20/2019	775	(1,875)	(1,298)

				$(3,041)	$(2,913)

Total Written Options				$(3,262)	$(3,152)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	1,461	$(234)	$0	$0
90-Day Eurodollar December Futures	Short	12/2016	711	(247)	18	0
90-Day Eurodollar June Futures	Short	06/2016	946	(328)	12	0
90-Day Eurodollar March Futures	Short	03/2016	1,043	(408)	13	0
90-Day Eurodollar September Futures	Short	09/2016	820	(381)	20	0
Aluminum October Futures †	Short	10/2015	64	44	0	0
Arabica Coffee December Futures †	Short	12/2015	8	(15)	0	0
Brent Crude November Futures †	Long	10/2015	154	(220)	220	0
Call Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond September Futures	Long	08/2015	124	(11)	62	0
Call Options Strike @ EUR 157.500 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	124	5	0	(22)
Cocoa December Futures †	Long	12/2015	34	52	0	(20)
Copper October Futures †	Long	10/2015	11	7	0	0
Corn December Futures †	Short	12/2015	71	(173)	0	(104)
E-mini NASDAQ 100 Index September Futures	Long	09/2015	289	(429)	71	0
E-mini S&P 500 Index September Futures	Long	09/2015	1,726	(3,060)	337	0
EURO STOXX 50 September Futures	Long	09/2015	953	(1,196)	0	(1,987)
Euro-BTP Italy Government Bond September Futures	Long	09/2015	97	(106)	88	(316)
FTSE 100 Index September Futures	Long	09/2015	226	(967)	0	(755)
Gas Oil October Futures †	Short	10/2015	10	15	0	(8)
Gold 100 oz. August Futures †	Long	08/2015	87	(54)	0	(63)
Gold 100 oz. December Futures †	Long	12/2015	1	(2)	0	(1)
Hang Seng China Enterprises Index July Futures	Long	07/2015	551	(1,769)	967	(1,397)
Henry Hub Natural Gas Swap April Futures †	Long	03/2016	124	(159)	0	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2016	177	(133)	3	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	177	(17)	4	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2016	118	(95)	2	0
Henry Hub Natural Gas Swap January Futures †	Long	12/2015	129	(110)	3	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2016	177	(139)	2	0
Henry Hub Natural Gas Swap June Futures †	Long	05/2016	124	(146)	1	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2016	129	(124)	2	0
Henry Hub Natural Gas Swap May Futures †	Long	04/2016	129	(169)	1	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	169	(79)	3	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2016	177	(123)	2	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Henry Hub Natural Gas Swap September Futures †	Long	08/2016	169	$(125)	$2	$0
Mini MSCI Emerging Markets Index September Futures	Long	09/2015	216	(91)	151	0
Natural Gas December Futures †	Short	11/2015	12	(11)	0	(2)
Natural Gas January Futures †	Long	12/2015	12	(24)	1	0
Natural Gas October Futures †	Short	09/2015	29	(43)	0	(6)
New York Harbor ULSD October Futures †	Short	09/2015	10	23	0	(18)
Nickel October Futures †	Long	10/2015	8	(38)	0	0
Nikkei 225 Index September Futures	Long	09/2015	80	(30)	42	(188)
Nikkei Index 400 September Futures	Long	09/2015	4,562	(923)	298	(1,603)
Platinum October Futures †	Long	10/2015	116	(126)	0	(16)
Put Options Strike @ EUR 147.000 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	124	33	43	0
RBOB Gasoline November Futures †	Short	10/2015	170	369	0	(229)
Silver December Futures †	Long	12/2015	2	(4)	0	(1)
Soybean November Futures †	Long	11/2015	4	21	11	0
Sugar No. 11 October Futures †	Short	09/2015	108	95	0	(48)
U.S. Treasury 5-Year Note September Futures	Short	09/2015	68	10	3	0
U.S. Treasury 10-Year Note September Futures	Long	09/2015	1,342	(1,263)	0	(42)
U.S. Treasury 30-Year Bond September Futures	Short	09/2015	248	327	20	0
Wheat December Futures †	Short	12/2015	29	(101)	0	(45)
WTI Crude December Futures †	Short	11/2015	542	56	0	(596)
WTI Crude December Futures †	Long	11/2016	542	(554)	450	0
WTI Crude October Futures †	Long	09/2015	14	(8)	16	0
Zinc October Futures †	Long	10/2015	12	(13)	0	0

Total Futures Contracts				$(13,191)	$2,868	$(7,467)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
iTraxx Europe 23 5-Year Index	1.000%	06/20/2020	EUR	31,100	$429	$(217)	$0	$(141)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.300%	05/06/2017	$	88,300	$(125)	$(126)	$6	$0
Receive	3-Month USD-LIBOR	1.500%	12/16/2017		31,600	(168)	(17)	2	0
Pay	3-Month USD-LIBOR	2.000%	12/16/2020		8,600	(7)	18	0	(3)
Receive	3-Month USD-LIBOR	2.250%	12/16/2022		53,900	227	(38)	3	0
Receive	3-Month USD-LIBOR	2.500%	12/16/2025		42,800	337	(169)	31	0
Receive	3-Month USD-LIBOR	2.750%	12/16/2045		30,400	1,564	(730)	83	0
Pay	3-Month USD-LIBOR	2.750%	12/16/2045		100	(5)	1	0	0
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	17,600	874	1,185	0	(203)
Receive	6-Month GBP-LIBOR	1.250%	06/17/2017	GBP	23,000	(110)	109	0	(45)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		34,850	1,060	(263)	0	(620)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2045		9,010	1,185	1,188	0	(321)
Receive	6-Month JPY-LIBOR	1.000%	03/20/2024	JPY	1,450,000	(494)	(158)	0	(20)
Receive	28-Day MXN-TIIE	4.035%	02/03/2017	MXN	411,900	(27)	(122)	0	(27)
Pay	28-Day MXN-TIIE	5.430%	11/17/2021		391,700	(453)	(353)	178	0
Pay	28-Day MXN-TIIE	5.750%	12/06/2021		224,000	1	110	103	0

						$3,859	$635	$406	$(1,239)

Total Swap Agreements						$4,288	$418	$406	$(1,380)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(j)	Securities with an aggregate market value of $47,963 have been pledged as collateral as of June 30, 2015 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(k)	Securities with an aggregate market value of $30,822 and cash of $9,922 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (4)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO Global Multi-Asset Managed Allocation Portfolio (5)	$4,360	$2,154	$431	$6,945	$(3,152)	$(6,310)	$(1,380)	$(10,842)
PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary) (5)	0	723	0	723	0	(1,157)	0	(1,157)

Total Exchange-Traded or Centrally Cleared	$4,360	$2,877	$431	$7,668	$(3,152)	$(7,467)	$(1,380)	$(11,999)

(4)	Unsettled variation margin asset of $9 for closed futures and $25 for closed swap agreements are outstanding at period end.
(5)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2015		BRL	18,639	$		6,050	$ 55	$ 0
	07/2015		EUR	3,331			3,706	0	(9)
	07/2015		GBP	1,759			2,774	10	0
	07/2015		JPY	386,345			3,111	0	(46)
	07/2015		MXN	10,886			693	1	0
	07/2015		PLN	3,570			950	2	0
	07/2015	$		6,740		BRL	18,639	0	(745)
	07/2015			2,917		INR	189,895	62	0
	07/2015			54,858		JPY	6,787,045	598	0
	07/2015			108		MXN	1,670	0	(2)
	07/2015			3,421		RUB	185,843	0	(59)
	08/2015		RUB	185,843	$		3,375	59	0
	08/2015	$		2,687		GBP	1,704	0	(10)
	08/2015			1,148		ILS	4,444	30	0
	08/2015			6,169		SEK	51,475	46	0

BPS	07/2015		AUD	3,629	$		2,797	0	(2)
	07/2015		BRL	67,103			21,650	70	0
	07/2015		CLP	732,502			1,187	43	0
	07/2015		JPY	6,517,345			52,584	0	(669)
	07/2015		MXN	156,170			10,071	138	0
	07/2015		NZD	12,551			8,940	435	0
	07/2015	$		2,802		AUD	3,629	0	(4)
	07/2015			21,485		BRL	67,103	114	(20)
	08/2015		BRL	37,718	$		12,016	24	0
	08/2015	$		2,790		AUD	3,626	2	0
	08/2015			672		BRL	2,114	0	(1)
	08/2015			52,602		JPY	6,517,345	672	0
	09/2015		PEN	4,907	$		1,566	39	0

BRC	07/2015		TWD	168,579			5,499	41	0
	07/2015	$		3,753		INR	237,991	0	(20)
	07/2015		ZAR	48,010	$		3,924	0	(3)

CBK	07/2015		BRL	9,495			3,067	13	0
	07/2015		EUR	14,980			16,308	0	(392)
	07/2015		NOK	7,102			906	0	0
	07/2015	$		3,010		BRL	9,495	44	0
	07/2015			8,753		EUR	7,722	0	(144)
	07/2015			716		MXN	11,037	0	(14)
	07/2015			3,357		SGD	4,579	42	0
	08/2015			1,104		DKK	7,195	0	(28)
	08/2015			10,696		NOK	84,098	20	0
	08/2015			1,061		SEK	8,820	4	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	09/2015		HKD	31,128	$		4,015	$ 0	$ 0
	09/2015	$		1,589		HKD	12,321	0	0
	09/2015			11,636		MXN	183,954	0	(6)
	01/2016		BRL	4,462	$		1,336	0	(11)

DUB	07/2015			17,985			5,850	65	0
	07/2015		KRW	27,513,005			25,196	638	0
	07/2015		MXN	2,720			177	4	0
	07/2015		PLN	1,167			310	0	0
	07/2015		TRY	5,280			1,897	0	(57)
	07/2015	$		5,797		BRL	17,985	0	(12)
	08/2015		NOK	77,200	$		10,447	610	0
	08/2015	$		1,177		CHF	1,104	5	0
	09/2015			1,547		CNY	9,400	0	(15)

FBF	07/2015		MXN	64,450	$		4,221	122	0
	07/2015	$		1,024		JPY	126,600	11	0
	09/2015		CNY	16,505	$		2,686	0	(4)

GLM	07/2015		BRL	13,080			4,409	202	0
	07/2015		MXN	49,328			3,192	55	0
	07/2015		PHP	24,581			548	3	0
	07/2015	$		11,879		AUD	15,366	0	(23)
	07/2015			4,194		BRL	13,080	18	(5)
	07/2015			18,181		CAD	22,585	0	(99)
	08/2015		EUR	9,644	$		10,798	42	0
	08/2015		JPY	263,600			2,153	0	(2)
	08/2015		NOK	13,755			1,805	53	0
	08/2015	$		19,433		CHF	18,134	0	(7)
	08/2015			991		GBP	631	0	0
	08/2015			1,128		JPY	139,700	14	0
	08/2015			1,408		MXN	22,155	0	(2)
	08/2015			12,512		NOK	97,305	0	(113)

HUS	07/2015		COP	2,762,803	$		1,082	24	0
	07/2015		HUF	52,212			187	2	0
	07/2015		INR	62,194			974	0	(3)
	07/2015		MXN	6,940			450	9	0
	07/2015	$		968		INR	62,194	9	0
	07/2015			8,588		NZD	12,551	0	(83)
	08/2015		NOK	78,390	$		10,384	395	0
	08/2015		NZD	12,551			8,563	83	0
	08/2015	$		969		INR	62,163	3	0

JPM	07/2015		BRL	61,163	$		22,503	2,831	0
	07/2015		CAD	3,324			2,670	9	0
	07/2015		CHF	692			741	1	0
	07/2015		EUR	4,225			4,783	73	0
	07/2015		RUB	18,191			327	0	(1)
	07/2015	$		19,714		BRL	61,163	0	(41)
	07/2015			744		CHF	692	0	(4)
	07/2015			20,236		EUR	18,336	206	0
	07/2015			1,936		GBP	1,256	38	0
	07/2015			8,907		IDR	119,618,740	12	0
	07/2015			4,393		JPY	538,645	13	(4)
	07/2015			15,937		KRW	17,471,733	0	(342)
	08/2015		CHF	686	$		738	4	0
	08/2015		JPY	378,514			3,098	4	0
	08/2015		THB	78,363			2,339	23	0
	08/2015	$		2,655		CAD	3,306	0	(9)
	08/2015			336		RUB	18,869	1	0
	04/2016		BRL	1,200	$		360	8	0

MSB	07/2015			20,282			6,537	14	0
	07/2015		NZD	3,692			2,499	0	0
	07/2015		PLN	2,261			608	7	0
	07/2015		RUB	185,843			3,289	0	(74)
	07/2015	$		6,575		BRL	20,282	20	(71)
	07/2015			3,728		EUR	3,332	0	(13)
	07/2015			20,033		GBP	12,792	71	(4)
	07/2015			337		RUB	18,191	0	(9)
	08/2015		EUR	53,182	$		59,766	443	0
	08/2015		GBP	11,033			17,336	4	0
	08/2015	$		2,614		NZD	3,872	0	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
NAB	07/2015		AUD	15,366	$		11,886	$30	$0
	08/2015	$		11,864		AUD	15,366	0	(30)

NGF	07/2015		MXN	201,444	$		13,031	219	0

SCX	07/2015		EUR	13,334			14,941	76	0
	07/2015		GBP	12,289			18,882	0	(427)
	07/2015	$		29,151		MXN	454,432	0	(249)
	08/2015			14,948		EUR	13,334	0	(76)
	09/2015		HKD	35,903	$		4,630	0	(1)
	09/2015		MXN	454,432			28,981	249	0

SOG	07/2015		CZK	3,285			128	0	(6)
	07/2015	$		2,668		CAD	3,324	0	(7)
	07/2015			1,414		MXN	21,882	0	(23)
	07/2015			902		NOK	7,102	3	0

TOR	07/2015		CAD	22,584	$		18,202	120	0
	08/2015	$		18,193		CAD	22,584	0	(118)

UAG	07/2015		IDR	1,513,402	$		113	0	0
	07/2015		JPY	548,600			4,455	0	(28)
	07/2015	$		7,325		EUR	6,481	0	(100)
	07/2015			188		MXN	2,917	0	(3)
	07/2015			2,628		NZD	3,692	0	(129)
	08/2015		MYR	7,945	$		2,107	0	(1)
	08/2015	$		3,555		INR	227,893	1	0

Total Forward Foreign Currency Contracts								$9,411	$(4,380)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
GLM	Put - OTC USD versus CNH	CNH 6.244	05/12/2016	$	49,340	$228	$215

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$78,100	$1,353	$441

CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950%	12/15/2015	28,000	35	30
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.200%	07/29/2016	23,800	1,032	21

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	53,400	2,114	859

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950%	12/15/2015	50,000	57	54
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.800%	01/19/2016	50,000	80	52
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	98,800	2,084	558
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	42,550	1,811	685
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.865%	08/11/2015	6,600	110	262
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050%	08/11/2015	19,200	307	376
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017	14,400	2,016	2,241

							$10,999	$5,579

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
CBK	Call - OTC MSCI Emerging Markets Index	995.480	07/17/2015	$	10	$71	$59

FBF	Call - OTC EURO STOXX 50 Index	3,275.000	12/20/2019	EUR	776	2,612	4,314
	Call - OTC EURO STOXX 50 Index	3,650.000	12/20/2019		5	1,806	2,087

						$4,489	$6,460

Total Purchased Options						$15,716	$12,254

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015	EUR	2,300	$(5)	$(7)

BRC	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		2,400	(5)	(8)
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		4,600	(10)	(16)

FBF	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		2,100	(4)	(7)

GST	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		2,400	(5)	(8)
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		31,800	(50)	(112)

							$(79)	$(158)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC EUR versus USD	$	1.150	07/02/2015	EUR	5,570	$(22)	$0
	Put - OTC EUR versus USD		1.110	07/20/2015		8,028	(40)	(97)
	Call - OTC EUR versus USD		1.170	07/20/2015		8,028	(44)	(8)

BRC	Call - OTC EUR versus USD		1.150	07/15/2015		2,430	(19)	(6)

DUB	Call - OTC USD versus BRL	BRL	2.680	07/01/2015	$	5,660	(135)	(784)

FBF	Put - OTC USD versus BRL		2.950	07/13/2015		19,870	(153)	(7)
	Call - OTC USD versus BRL		4.000	03/17/2016		19,600	(828)	(315)

UAG	Call - OTC EUR versus USD	$	1.150	07/02/2015	EUR	4,820	(28)	0

							$(1,269)	$(1,217)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
DUB	Cap - OTC CPURNSA Index	236.119	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/01/2016	$2,600	$(2)	$(1)

GLM	Cap - OTC CPALEMU Index	117.930	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	6,300	0	(242)

JPM	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	1,100	(8)	(4)
	Cap - OTC YOY CPURNSA Index	233.707	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	04/10/2020	7,800	0	15
	Floor - OTC YOY CPURNSA Index	234.810	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	10,700	(121)	(117)
	Floor - OTC YOY CPURNSA Index	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020	7,800	0	15

						$(131)	$(334)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.050%	07/13/2015	$	14,000	$(64)	$(1)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.950%	07/13/2015		18,300	(63)	(22)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350%	09/30/2015		10,000	(65)	(92)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	09/30/2015		10,000	(86)	(64)

GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400%	07/15/2015		9,500	(32)	(119)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750%	08/20/2015	GBP	3,600	(31)	(9)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.400%	08/20/2015		3,600	(31)	(31)

JPM	Call - OTC 5-Year Interest Rate Swap (Effective 09/16/2020)	3-Month USD-LIBOR	Receive	2.910%	09/14/2015	$	16,000	(49)	(49)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.900%	09/09/2015	GBP	4,000	(40)	(31)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.520%	01/19/2016	$	50,000	(30)	(12)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.660%	01/19/2016		50,000	(50)	(27)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.950%	07/13/2015		33,700	(114)	(41)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017		60,500	(2,017)	(2,019)
	Call - OTC 5-Year Interest Rate Swap (Effective 09/16/2020)	3-Month USD-LIBOR	Receive	2.910%	09/14/2015		39,900	(155)	(127)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.365%	08/11/2015		6,600	(108)	(7)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	08/11/2015		19,200	(307)	(45)

								$(3,242)	$(2,696)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GST	Put - OTC Gold 100 oz. October Futures †	$90.000	09/08/2015	$	8	$(114)	$(161)
	Put - OTC Gold 100 oz. October Futures †	90.000	09/09/2015		1	(20)	(28)

						$(134)	$(189)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC MSCI Emerging Markets Index	932.040	07/17/2015	$	10	$(76)	$(52)

FBF	Put - OTC EURO STOXX 50 Index	2,200.000	12/20/2019	EUR	776	(2,692)	(1,524)
	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019		5	(1,779)	(1,176)

						$(4,547)	$(2,752)

Total Written Options						$(9,402)	$(7,346)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD	Notional Amount in BRL	Notional Amount in EUR	Notional Amount in GBP	Notional Amount in HKD	Premiums
Balance at Beginning of Period	39,833	$3,293,560	AUD 0	BRL 0	EUR 32,481	GBP 0	HKD 0	$(18,160)
Sales	27,574	462,283	25,319	373	233,284	11,200	1,347	(14,500)
Closing Buys	(8,365)	(165,020)	(25,319)	(306)	(6,300)	0	0	6,923
Expirations	(50,802)	(3,176,214)	0	(67)	(97,878)	0	(1,347)	12,618
Exercised	(68)	(1,760)	0	0	(80,030)	0	0	455

Balance at End of Period	8,172	$412,849	AUD 0	BRL 0	EUR 81,557	GBP 11,200	HKD 0	$(12,664)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Pay	GOLDLNPM Index †	$1,170.500	11/18/2015	3,000	$0	$(6)	$0	$(6)
	Receive	PLTMLNPM Index †	1,100.000	11/18/2015	2,000	0	(46)	0	(46)

MAC	Receive	CUAC 4Q15 †	29.000	12/31/2015	1,644,000	0	150	150	0

						$0	$98	$150	$(52)

CREDIT DEFAULT SWAPS ON SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BRC	Italy Government International Bond	1.000%	12/20/2016	0.667%	$ 4,000	$(21)	$42	$21	$0

CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.395%	7,200	(134)	243	109	0
	Indonesia Government International Bond	1.000%	12/20/2019	1.481%	4,200	(101)	16	0	(85)

DUB	Indonesia Government International Bond	1.000%	12/20/2019	1.481%	6,200	(141)	16	0	(125)
	Italy Government International Bond	1.000%	12/20/2016	0.667%	4,000	(20)	41	21	0
	Spain Government International Bond	1.000%	12/20/2016	0.522%	4,000	(4)	33	29	0

MYC	Spain Government International Bond	1.000%	12/20/2016	0.522%	5,400	(2)	41	39	0

						$(423)	$432	$219	$(210)

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	23

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	3,200	$(4)	$4	$0	$0
	Receive	1-Year BRL-CDI	11.680%	01/04/2021		26,800	188	(7)	181	0

BPS	Pay	1-Year BRL-CDI	13.030%	01/02/2018		23,700	14	(15)	0	(1)
	Pay	3-Month USD-CPURNSA Index	1.560%	11/05/2016	$	17,100	0	(284)	0	(284)

BRC	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	38,800	(5)	3	0	(2)

CBK	Pay	1-Month GBP-UKRPI	3.190%	04/15/2030	GBP	2,300	0	(95)	0	(95)
	Pay	1-Month GBP-UKRPI	3.350%	05/15/2030		1,600	0	(6)	0	(6)
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		600	(20)	40	20	0

DUB	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	64,700	(30)	26	0	(4)
	Receive	3-Month USD-CPURNSA Index	0.070%	12/22/2015	$	11,100	0	5	5	0
	Pay	3-Month USD-CPURNSA Index	1.485%	11/19/2016		6,700	0	(99)	0	(99)
	Pay	3-Month USD-CPURNSA Index	1.480%	11/20/2016		11,100	0	(163)	0	(163)
	Pay	3-Month USD-CPURNSA Index	1.473%	11/21/2016		9,500	0	(138)	0	(138)
	Pay	28-Day MXN-TIIE	5.840%	09/14/2021	MXN	335,400	(45)	219	174	0

FBF	Pay	1-Month GBP-UKRPI	3.353%	05/15/2030	GBP	600	0	(2)	0	(2)
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		5,800	(171)	364	193	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		100	0	6	6	0

GLM	Pay	1-Month GBP-UKRPI	3.358%	04/15/2035		900	0	(39)	0	(39)
	Receive	1-Year BRL-CDI	11.680%	01/04/2021	BRL	200	1	0	1	0

HUS	Pay	1-Year BRL-CDI	13.030%	01/02/2018		47,200	(50)	47	0	(3)
	Pay	1-Year BRL-CDI	13.220%	01/02/2018		58,600	0	22	22	0
	Receive	1-Year BRL-CDI	12.230%	01/04/2021		5,800	2	1	3	0

JPM	Pay	1-Year BRL-CDI	13.030%	01/02/2018		26,900	(35)	33	0	(2)

MYC	Pay	1-Month GBP-UKRPI	3.320%	05/15/2030	GBP	2,700	0	(32)	0	(32)
	Pay	1-Month GBP-UKRPI	3.400%	06/15/2030		25,850	84	(4)	80	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		1,400	(39)	86	47	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		300	0	18	18	0
	Receive	1-Year BRL-CDI	11.680%	01/04/2021	BRL	10,600	101	(29)	72	0
	Pay	3-Month USD-CPURNSA Index	2.058%	05/12/2025	$	20,200	0	(127)	0	(127)

							$(9)	$(166)	$822	$(997)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	TPNBNK Index	7,688,691	3-Month USD-LIBOR plus a specified spread	05/18/2016	JPY	1,822,604	$(114)	$0	$(114)

FBF	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043	$	12,345	16	16	0

JPM	Receive	EURO STOXX Banks Index	161,739	1-Month USD-LIBOR plus a specified spread	05/16/2016	EUR	25,007	(856)	0	(856)

								$(954)	$16	$(970)

(5)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	SPGCCLP Index (6)	8.851%	06/16/2017	$	1,232	$0	$17	$17	$0

GST	Pay	S&P 500 Index (6)	7.156%	12/18/2015		15,424	0	845	845	0
	Pay	S&P 500 Index (6)	5.382%	06/16/2017		1,724	0	5	5	0

JPM	Pay	GOLDLNPM Index (6)†	11.156%	05/07/2020		5,240	0	174	174	0

MAC	Receive	SPGCCLP Index (6)	8.556%	06/16/2017		977	0	16	16	0

SOG	Pay	Nikkei 225 Index (6)	2.000%	12/09/2016		5,851,410	0	85	85	0
	Pay	Nikkei 225 Index (6)	1.850%	12/09/2016		2,812,830	0	34	34	0
	Pay	S&P 500 Index (6)	5.359%	06/16/2017		2,376	0	6	6	0

							$0	$1,182	$1,182	$0

Total Swap Agreements							$(432)	$592	$2,389	$(2,229)

(6)	Variance Swaps

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(m)	Securities with an aggregate market value of $1,418 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
PIMCO Global Multi-Asset Managed Allocation Portfolio
BOA	$863	$441	$198	$1,502	$(871)	$0	$(114)	$(985)	$517	$(330)	$187
BPS	1,537	0	0	1,537	(696)	(112)	(285)	(1,093)	444	0	444
BRC	41	0	21	62	(23)	(30)	(2)	(55)	7	0	7
CBK	123	110	129	362	(595)	(53)	(186)	(834)	(472)	437	(35)
DUB	1,322	0	229	1,551	(84)	(963)	(529)	(1,576)	(25)	(750)	(775)
FBF	133	6,401	215	6,749	(4)	(3,029)	(2)	(3,035)	3,714	(4,210)	(496)
GLM	387	215	1	603	(251)	(401)	(39)	(691)	(88)	(170)	(258)
GST	0	0	850	850	0	(120)	0	(120)	730	(640)	90
HUS	525	0	25	550	(86)	0	(3)	(89)	461	(290)	171
JPM	3,223	859	0	4,082	(401)	(171)	(858)	(1,430)	2,652	(3,008)	(356)
MAC	0	0	16	16	0	0	0	0	16	0	16
MSB	559	0	0	559	(171)	0	0	(171)	388	(260)	128
MYC	0	4,228	256	4,484	0	(2,278)	(159)	(2,437)	2,047	(1,940)	107
NAB	30	0	0	30	(30)	0	0	(30)	0	0	0
NGF	219	0	0	219	0	0	0	0	219	0	219
SCX	325	0	0	325	(753)	0	0	(753)	(428)	631	203
SOG	3	0	125	128	(36)	0	0	(36)	92	0	92
TOR	120	0	0	120	(118)	0	0	(118)	2	0	2
UAG	1	0	0	1	(261)	0	0	(261)	(260)	89	(171)

PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
BPS	0	0	0	0	0	0	(52)	(52)	(52)	0	(52)
GST	0	0	0	0	0	(189)	0	(189)	(189)	261	72
JPM	0	0	174	174	0	0	0	0	174	0	174
MAC	0	0	150	150	0	0	0	0	150	0	150

Total Over the Counter	$9,411	$12,254	$2,389	$24,054	$(4,380)	$(7,346)	$(2,229)	$(13,955)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$4,324	$0	$36	$4,360
Futures	723	0	1,875	0	279	2,877
Swap Agreements	0	0	0	0	431	431

	$723	$0	$6,199	$0	$746	$7,668

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,411	$0	$9,411
Purchased Options	0	0	6,460	215	5,579	12,254
Swap Agreements	357	219	975	0	838	2,389

	$357	$219	$7,435	$9,626	$6,417	$24,054

	$1,080	$219	$13,634	$9,626	$7,163	$31,722

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	25

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$3,076	$0	$76	$3,152
Futures	1,912	0	5,175	0	380	7,467
Swap Agreements	0	141	0	0	1,239	1,380

	$1,912	$141	$8,251	$0	$1,695	$11,999

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,380	$0	$4,380
Written Options	189	158	2,752	1,217	3,030	7,346
Swap Agreements	52	210	970	0	997	2,229

	$241	$368	$3,722	$5,597	$4,027	$13,955

	$2,153	$509	$11,973	$5,597	$5,722	$25,954

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(531)	$0	$(12,407)	$0	$0	$(12,938)
Written Options	1,205	0	10,780	0	237	12,222
Futures	1,792	0	32,972	0	(481)	34,283
Swap Agreements	0	(266)	0	0	(5,888)	(6,154)

	$2,466	$(266)	$31,345	$0	$(6,132)	$27,413

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,761	$0	$8,761
Purchased Options	(38)	0	0	(1,792)	(38)	(1,868)
Written Options	(23)	75	842	665	781	2,340
Swap Agreements	32	495	(346)	0	1,932	2,113

	$(29)	$570	$496	$7,634	$2,675	$11,346

	$2,437	$304	$31,841	$7,634	$(3,457)	$38,759

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$10,761	$0	$(7)	$10,754
Written Options	174	0	(5,805)	0	16	(5,615)
Futures	127	0	(11,788)	0	(3,504)	(15,165)
Swap Agreements	0	(189)	0	0	10,333	10,144

	$301	$(189)	$(6,832)	$0	$6,838	$118

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(465)	$0	$(465)
Purchased Options	37	0	1,871	1,871	463	4,242
Written Options	(199)	(118)	1,331	234	(853)	395
Swap Agreements	304	(395)	796	0	444	1,149

	$142	$(513)	$3,998	$1,640	$54	$5,321

	$443	$(702)	$(2,834)	$1,640	$6,892	$5,439

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$80,985	$0	$80,985
Industrials	0	12,305	0	12,305
U.S. Government Agencies	0	34,750	0	34,750
U.S. Treasury Obligations	0	365,193	0	365,193
Mortgage-Backed Securities	0	5,949	0	5,949
Asset-Backed Securities	0	1,013	0	1,013
Sovereign Issues	0	127,386	0	127,386
Common Stocks
Consumer Discretionary	5,799	0	0	5,799
Energy	7,310	0	0	7,310
Financials	3,150	0	0	3,150
Health Care	9,452	0	0	9,452
Industrials	7,565	0	0	7,565
Information Technology	5,448	0	0	5,448
Materials	3,577	0	0	3,577
Utilities	43	0	0	43
Exchange-Traded Funds	24,776	0	0	24,776
Real Estate Investment Trusts
Financials	13,951	0	0	13,951
Short-Term Instruments
Repurchase Agreements	0	56,256	0	56,256
Short-Term Notes	0	2,299	0	2,299
U.S. Treasury Bills	0	1,704	0	1,704
	$81,071	$687,840	$0	$768,911

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Affiliates, at Value
Mutual Funds	$340,418	$0	$0	$340,418
Exchange-Traded Funds	23,880	0	0	23,880
Short-Term Instruments
Central Funds Used for Cash Management Purposes	109	0	0	109
	$364,407	$0	$0	$364,407

Total Investments	$445,478	$687,840	$0	$1,133,318

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(112,045)	$0	$(112,045)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,904	4,730	0	7,634
Over the counter	0	23,935	119	24,054
	$2,904	$28,665	$119	$31,668

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(7,467)	(4,532)	0	(11,999)
Over the counter	(49)	(13,717)	(189)	(13,955)
	$(7,516)	$(18,249)	$(189)	$(25,954)

Totals	$440,866	$586,211	$(70)	$1,027,007

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Global Multi-Asset Managed Allocation Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Act, fixed income instruments, equity securities, forwards and derivatives. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the Act, or any exemptive relief therefrom. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Portfolio seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Portfolio will typically invest 20% to 80% of its total assets in equity-related investments (including investment in common stock, preferred securities, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in the Portfolio’s prospectus, and in other equity-related Acquired Funds as defined under Important Information About the Portfolio). With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Portfolio may invest. The Portfolio may invest up to 25%

of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Portfolio II Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “GMAMA Subsidiary”), and the PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds). The GMAMA Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. The GMAMA Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio may invest up to 25% of its total assets in the GMAMA Subsidiary. The Underlying PIMCO Funds and other affiliated and unaffiliated funds in which the Portfolio may invest are collectively referred to as “Acquired Funds.” The Portfolio is classified as “non-diversified” for purposes of the Act because it may invest in a limited number of Acquired Funds and other investments. However, since certain of the Acquired Funds in which the Portfolio may invest are classified as diversified for purposes of the Act, the Portfolio may indirectly diversify its portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

interest income or net change in unrealized appreciation/depreciation on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Consolidated Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Consolidated Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Consolidated Statement of Cash Flows. The Consolidated Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Consolidated Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants.

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

(b) Investments in Affiliates

The Portfolio invests substantially all of its assets in Underlying PIMCO Funds and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated funds for the period ended June 30, 2015 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Capital Securities and Financials Fund	$0	$9,900	$0	$0	$(129)	$9,771	$0	$0
PIMCO Diversified Income Active Exchange-Traded Fund	13,998	0	0	0	46	14,044	297	0
PIMCO Emerging Markets Corporate Bond Fund	25,466	421	(16,000)	(931)	1,013	9,969	421	0
PIMCO EqS® Emerging Markets Fund	18,552	0	(19,549)	1,743	(746)	0	0	0
PIMCO EqS Pathfinder Fund®	35,735	0	(38,804)	(7,334)	10,403	0	0	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	13,015	0	(2,611)	(268)	(300)	9,836	164	0
PIMCO Income Fund	204,664	4,767	(48,400)	(156)	762	161,637	4,768	0
PIMCO Investment Grade Corporate Bond Fund	0	0	0	0	0	0	0	0
PIMCO Mortgage Opportunities Fund	35,423	407	(16,000)	181	(4)	20,007	407	0

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Underlying PIMCO Funds	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Short-Term Floating NAV Portfolio*	$14	$0	$(14)	$0	$0	$0	$0	$0
PIMCO Short-Term Floating NAV Portfolio III	18,490	438,448	(456,850)	(9)	30	109	48	0
PIMCO StocksPLUS® Fund	125,074	452	(39,500)	214	1,628	87,868	452	0
PIMCO TRENDS Managed Futures Strategy Fund	62,155	1,072	(8,700)	794	(4,155)	51,166	1,072	0
PIMCO Unconstrained Bond Fund	46,320	95	(46,706)	434	(143)	0	95	0
Totals	$598,906	$455,562	$(693,134)	$(5,332)	$8,405	$364,407	$7,724	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.
*	Effective July 1, 2015, the Portfolio was liquidated.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises.

The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

Options on Exchange-Traded Funds  The Portfolio may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on

SEMIANNUAL REPORT	JUNE 30, 2015	37

Notes to Financial Statements (Cont.)

the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Commodity Forward Swap Agreements  The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying reference commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying reference commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate

SEMIANNUAL REPORT	JUNE 30, 2015	39

Notes to Financial Statements (Cont.)

swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio (or Acquired Funds) trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

In the normal course of business, the Acquired Funds trade financial instruments, and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Acquired Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The net asset value of the Portfolio will fluctuate in response to changes in the respective net asset values of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Acquired Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s investment adviser will make less than optimal or poor asset

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

allocation decisions. The investment adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Acquired Funds’) investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio (or Acquired Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. The Portfolio (or Acquired Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio (or Acquired Funds) lost enough value, the Portfolio (or Acquired Funds) could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio (or Acquired Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s (or Acquired Funds’) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio (or Acquired Funds) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio (or Acquired Funds) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Acquired Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Acquired Funds), or, in the case of hedging positions, that the Portfolio’s (or Acquired Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Acquired Funds’) investments in foreign currency-denominated securities may reduce the Portfolio’s (or Acquired Funds’) returns.

SEMIANNUAL REPORT	JUNE 30, 2015	41

Notes to Financial Statements (Cont.)

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio (or Acquired Funds) will be exposed to credit risk to parties with whom they trade and will also bear the risk of settlement default. The Portfolio (or Acquired Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio (or Acquired Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio (or Acquired Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio (or Acquired Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio (or Acquired Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio (or Acquired Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio (or Acquired Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio (or Acquired Funds). The Portfolio (or Acquired Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio (or Acquired Funds) subsequently decreases, the Portfolio (or Acquired Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio (or Acquired Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements, with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION

The GMAMA Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the GMAMA Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the GMAMA Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the GMAMA Subsidiary, comprising the entire issued share capital of the GMAMA Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the GMAMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMAMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMAMA Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the GMAMA Subsidiary to the Portfolio (amounts in thousands).

Date of Incorporation	11/21/2008
Subscription Agreement	01/14/2009
Consolidated Portfolio Net Assets	$942,617
Subsidiary % of Consolidated Portfolio Net Assets	4.8%
Subsidiary Financial Statement Information
Total assets	$46,973
Total liabilities	1,424
Net assets	45,549
Total income	19
Net investment income (loss)	(106)
Net realized gain (loss)	2,240
Net change in unrealized appreciation (depreciation)	309
Increase (decrease) in net assets resulting from operations	$2,443

SEMIANNUAL REPORT	JUNE 30, 2015	43

Notes to Financial Statements (Cont.)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.90%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.05%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries, administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Acquired Fund Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Acquired Funds, which includes the total annual operating expenses of the Institutional Class shares or, as applicable, Class M shares of the Underlying PIMCO Funds and other funds. Acquired Fund Expenses will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2016, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fees and Supervisory and Administrative Fees are greater than or equal to the

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/ or Reimbursement by PIMCO. For the period ended June 30, 2015, the amount was $1,533,001.

The GMAMA Subsidiary has entered into a separate contract with PIMCO for the management of the GMAMA Subsidiary’s portfolio pursuant to which the GMAMA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMAMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMAMA Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2015, the amount was $124,878.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$3,395	$49,012

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,745,829	$1,793,938	$403,329	$607,616

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	67	$784	20	$249
Administrative Class	1,591	19,364	909	10,639
Advisor Class	168	2,048	1,617	18,788

SEMIANNUAL REPORT	JUNE 30, 2015	45

Notes to Financial Statements (Cont.)

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount
Issued as reinvestment of distributions
Institutional Class	0	0	5	53
Administrative Class	0	0	571	6,672
Advisor Class	0	0	1,984	23,275
Cost of shares redeemed
Institutional Class	(1)	(10)	(1)	(17)
Administrative Class	(1,986)	(23,886)	(6,851)	(79,073)
Advisor Class	(20,920)	(252,681)	(28,823)	(333,998)
Net increase (decrease) resulting from Portfolio share transactions	(21,081)	$(254,381)	(30,569)	$(353,412)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 89% of the Portfolio. One shareholder is a related party and comprises 24% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the

IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$1,154,468	$8,115	$(29,265)	$(21,150)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	47

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MSC	Morgan Stanley & Co., Inc.
BOS	Banc of America Securities LLC	GRE	RBS Securities, Inc.	MYC	Morgan Stanley Capital Services, Inc.
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	NAB	National Australia Bank Ltd.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BSN	Bank of Nova Scotia	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
DEU	Deutsche Bank Securities, Inc.	JPS	JPMorgan Securities, Inc.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MAC	Macquarie Bank Limited	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PEN	Peruvian New Sol
BRL	Brazilian Real	HUF	Hungarian Forint	PHP	Philippine Peso
CAD	Canadian Dollar	IDR	Indonesian Rupiah	PLN	Polish Zloty
CHF	Swiss Franc	ILS	Israeli Shekel	RUB	Russian Ruble
CLP	Chilean Peso	INR	Indian Rupee	SEK	Swedish Krona
CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	USD (or $)	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand
GBP	British Pound

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	CME	Chicago Mercantile Exchange	FTSE	Financial Times Stock Exchange
CBOT	Chicago Board of Trade	EUREX	Eurex Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	PLTMLNPM	London Platinum & Palladium Market PM Fix	UKRPI	United Kingdom Retail Price Index
CUAC	Corn-Ethanol Spread Calendar Swap	SPGCCLP	S&P Goldman Sachs Commodity Crude Oil Index	ULSD	Ultra-Low Sulfur Diesel
GOLDLNPM	London Gold Market Fixing Ltd. PM	TPNBNK	TOPIX-Banks Index

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate	oz.	Ounce	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending	YOY	Year-Over-Year

48	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	49

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT34SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Global Multi-Asset Managed Allocation Portfolio

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Global Multi-Asset Managed Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio may include, but are not limited to the following: allocation risk, Acquired Fund risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, smaller company risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain in the Underlying PIMCO Fund, which translates into heightened volatility in the Portfolio. The Portfolio or Acquired Fund may engage in such transactions regardless of whether the Portfolio or Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio or an Acquired Fund invests in emerging market debt, both may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to

4	PIMCO VARIABLE INSURANCE TRUST

interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio (or Underlying PIMCO Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the

Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

SEMIANNUAL REPORT	JUNE 30, 2015	5

Important Information About the Portfolio (Cont.)

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	32.2%
Mutual Funds	30.0%
Sovereign Issues	11.3%
Corporate Bonds & Notes	8.2%
Short-Term Instruments‡	5.3%
Other	13.0%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	Class Inception (04/15/2009)
PIMCO Global Multi-Asset Managed Allocation Portfolio Advisor Class	4.13%	2.74%	4.18%	5.82%
60% MSCI World Index/40% Barclays U.S. Aggregate Index±	1.62%	1.70%	9.35%	10.52%
MSCI World Index±±	2.63%	1.43%	13.10%	14.30%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.68% for Advisor Class shares.

± 60% MSCI World Index/40% Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

±± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$1,041.30	$1,020.07
Expenses Paid During Period†	$4.68	$4.63
Net Annualized Expense Ratio††	0.93%	0.93%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Global Multi-Asset Managed Allocation Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index. PIMCO uses a three-step approach in seeking to achieve the return and volatility parameters of the Portfolio’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage risks. PIMCO evaluates these three steps and uses varying combinations of Acquired Funds and/or direct investments to implement them within the Portfolio. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (collectively, “Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”). The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»	An overweight exposure to European equities added to performance as these securities generally posted positive returns over the reporting period.

»	An overweight exposure to Japanese equities added to performance as these securities generally posted positive returns over the reporting period.

»	An underweight to the euro added to performance as the euro depreciated relative to the U.S. dollar during the reporting period.

»	An overweight exposure to Chinese equities added to performance as these securities generally posted positive returns over this period.

»

An overweight to intermediate duration (or sensitivity to changes in market interest rates) exposure in Germany in the second half of the reporting period detracted from performance as intermediate yields in Germany increased during this part of the reporting period.

»	An overweight to intermediate duration exposure in Germany in the second half of the reporting period detracted from performance as intermediate yields in Germany increased during this time period.

SEMIANNUAL REPORT	JUNE 30, 2015	7

Financial Highlights PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

Selected Per Share Data for the Year or Period Ended:	06/30/2015+		12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Advisor Class
Net asset value beginning of year or period	$11.61		$11.38	$12.76	$12.16	$12.72	$11.79
Net investment income (a)	0.08		0.31	0.27	0.27	0.37	0.70
Net realized/unrealized gain (loss)	0.40		0.21	(1.27)	0.78	(0.59)	0.62
Total from Investment Operations	0.48		0.52	(1.00)	1.05	(0.22)	1.32
Dividends from net investment income	0.00		0.00	(0.28)	(0.40)	(0.23)	(0.36)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.05)	(0.11)	(0.03)
Tax basis return of capital	0.00		(0.29)	(0.10)	0.00	0.00	0.00
Total distributions	0.00		(0.29)	(0.38)	(0.45)	(0.34)	(0.39)
Net asset value end of year or period	$12.09		$11.61	$11.38	$12.76	$12.16	$12.72
Total return	4.13%		4.57%	(7.91)%	8.77%	(1.80)%	11.34%
Net assets end of year or period (000s)	$685,959		$899,657	$1,168,630	$1,523,954	$1,414,873	$757,048
Ratio of expenses to average net assets	0.93	%*	0.80%	0.78%	0.77%	0.78%	0.78%
Ratio of expenses to average net assets excluding waivers	1.25	%*	1.23%	1.24%	1.27%	1.24%	1.22%
Ratio of expenses to average net assets excluding interest expense	0.90	%*	0.78%	0.77%	0.77%	0.78%	0.78%
Ratio of expenses to average net assets excluding interest expense and waivers	1.22	%*	1.21%	1.23%	1.27%	1.24%	1.22%
Ratio of net investment income to average net assets	1.36	%*	2.69%	2.27%	2.17%	2.88%	5.69%
Portfolio turnover rate	186%		391%	116%	133%	38%	71%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Managed Allocation Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$768,911
Investments in Affiliates	364,407
Financial Derivative Instruments
Exchange-traded or centrally cleared	7,668
Over the counter	24,054
Cash	251
Deposits with counterparty	9,922
Foreign currency, at value	8,145
Receivable for Investments sold~	272,190
Receivable for Portfolio shares sold	131
Interest and dividends receivable	3,714
Dividends receivable from Affiliates	871
Reimbursement receivable from PIMCO	24
Other assets	9
Total Assets	1,460,297

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$168,507
Payable for sale-buyback transactions	27,772
Payable for short sales	112,045
Financial Derivative Instruments
Exchange-traded or centrally cleared	11,999
Over the counter	13,955
Payable for investments purchased~	166,121
Payable for investments in Affiliates purchased	816
Deposits from counterparty	15,088
Payable for Portfolio shares redeemed	552
Accrued investment advisory fees	597
Accrued supervisory and administrative fees	47
Accrued distribution fees	145
Accrued servicing fees	32
Other liabilities	4
Total Liabilities	517,680

Net Assets	$942,617

Net Assets Consist of:
Paid in capital	$943,549
Undistributed net investment income	3,998
Accumulated net realized gain	17,544
Net unrealized (depreciation)	(22,474)
$942,617

Net Assets:
Institutional Class	$2,924
Administrative Class	253,734
Advisor Class	685,959

Shares Issued and Outstanding:
Institutional Class	243
Administrative Class	21,060
Advisor Class	56,738

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.06
Administrative Class	12.05
Advisor Class	12.09

Cost of Investments in securities	$783,069
Cost of Investments in Affiliates	$364,482
Cost of Foreign Currency Held	$8,153
Proceeds Received on Short Sales	$112,160
Cost or Premiums of Financial Derivative Instruments, net	$6,816

* Includes repurchase agreements of:	$56,256

~	A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Consolidated Statement of Operations PIMCO Global Multi-Asset Managed Allocation Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$3,340
Dividends, net of foreign taxes*	978
Dividends from Investments in Affiliates	7,724
Total Income	12,042

Expenses:
Investment advisory fees	4,726
Supervisory and administrative fees	294
Servicing fees - Administrative Class	189
Distribution and/or servicing fees - Advisor Class	969
Trustee fees	7
Interest expense	155
Total Expenses	6,340
Waiver and/or Reimbursement by PIMCO	(1,658)
Net Expenses	4,682

Net Investment Income	7,360

Net Realized Gain (Loss):
Investments in securities	(2,570)
Investments in Affiliates	(5,332)
Exchange-traded or centrally cleared financial derivative instruments	27,413
Over the counter financial derivative instruments	11,346
Foreign currency	481

Net Realized Gain	31,338

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(5,011)
Investments in Affiliates	8,405
Exchange-traded or centrally cleared financial derivative instruments	118
Over the counter financial derivative instruments	5,321
Foreign currency assets and liabilities	(329)

Net Change in Unrealized Appreciation	8,504

Net Increase in Net Assets Resulting from Operations	$47,202

* Foreign tax withholdings - Dividends	$36

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

(Decrease) in Net Assets from:

Operations:
Net investment income	$7,360	$34,783
Net realized gain	31,338	24,397
Net change in unrealized appreciation (depreciation)	8,504	(377)

Net Increase in Net Assets Resulting from Operations	47,202	58,803

Distributions to Shareholders:
Tax basis return of capital
Institutional Class	0	(53)
Administrative Class	0	(6,672)
Advisor Class	0	(23,275)

Total Distributions	0	(30,000)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(254,381)	(353,412)

Total (Decrease) in Net Assets	(207,179)	(324,609)

Net Assets:
Beginning of period	1,149,796	1,474,405
End of period*	$942,617	$1,149,796

* Including undistributed (overdistributed) net investment income of:	$3,998	$(3,362)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Consolidated Statement of Cash Flows PIMCO Global Multi-Asset Managed Allocation Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Cash Flows Provided by Operating Activities:

Net increase in net assets resulting from operations	$47,202

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(2,147,005)
Proceeds from sales of long-term securities	2,395,989
Proceeds from sales of short-term portfolio investments, net	42,724
(Increase) in deposits with counterparty	(7,371)
Decrease in receivable for investments sold	61,876
Decrease in interest and dividends receivable	1,056
Decrease in exchange-traded or centrally cleared financial derivative instruments	28,602
Decrease in over the counter financial derivative instruments	11,851
Decrease in other assets	1
(Decrease) in payable for investments purchased	(58,904)
(Decrease) in deposits from counterparty	(890)
(Decrease) in accrued investment advisory fees	(68)
(Decrease) in accrued supervisory and administrative fees	(5)
(Decrease) in accrued distribution fee	(53)
(Decrease) in accrued servicing fee	(1)
(Decrease) in reimbursement receivable from PIMCO	(19)
Payments on short sales transactions, net	(87,099)
Proceeds from currency transactions	152
(Decrease) in other liabilities	(6)
Net Realized (Gain) Loss
Investments in securities	2,570
Investments in Affiliates	5,332
Exchange-traded or centrally cleared financial derivative instruments	(27,413)
Over the counter financial derivative instruments	(11,346)
Foreign currency	(481)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	5,011
Investments in Affiliates	(8,405)
Exchange-traded or centrally cleared financial derivative instruments	(118)
Over the counter financial derivative instruments	(5,321)
Foreign currency assets and liabilities	329
Net amortization (accretion) on investments	1,053

Net Cash Provided by Operating Activities	249,243

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	22,220
Payments on shares redeemed	(276,323)
Proceeds from reverse repurchase agreements	1,017,039
Payments on reverse repurchase agreements	(912,239)
Proceeds from sale-buyback transactions	1,257,462
Payments on sale-buyback transactions	(1,364,401)
Proceeds from deposits from counterparty	86,870
Payments on deposits from counterparty	(81,106)

Net Cash (Used for) Financing Activities	(250,478)

Net (Decrease) in Cash and Foreign Currency	(1,235)

Cash and Foreign Currency:
Beginning of period	9,631
End of period	$8,396

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$248

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 81.6%

CORPORATE BONDS & NOTES 9.9%

BANKING & FINANCE 8.6%
Ally Financial, Inc.
2.750% due 01/30/2017		$4,400	$4,391
5.500% due 02/15/2017		1,600	1,672
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (e)	EUR	1,300	1,615
Banco Santander S.A.
6.250% due 09/11/2021 (e)		9,500	10,320
Bankia S.A.
0.198% due 01/25/2016		200	223
3.500% due 01/17/2019		2,700	3,141
4.375% due 02/14/2017		300	351
Barclays Bank PLC
7.625% due 11/21/2022		$8,300	9,468
7.750% due 04/10/2023		1,400	1,519
Barclays PLC
6.500% due 09/15/2019 (e)	EUR	400	445
8.000% due 12/15/2020 (e)		2,300	2,731
BPCE S.A.
4.625% due 07/11/2024		$5,100	4,990
Caifu Holdings Ltd.
8.750% due 01/24/2020		1,600	1,580
Credit Agricole S.A.
6.500% due 06/23/2021 (e)	EUR	200	225
7.875% due 01/23/2024 (e)		$2,500	2,565
Credit Suisse AG
6.500% due 08/08/2023		3,400	3,727
Evergrande Real Estate Group Ltd.
12.000% due 02/17/2020		2,600	2,579
General Motors Financial Co., Inc.
2.625% due 07/10/2017		3,300	3,337
3.500% due 07/10/2019		2,500	2,555
4.750% due 08/15/2017		800	845
International Lease Finance Corp.
5.750% due 05/15/2016		675	693
8.625% due 09/15/2015		1,600	1,622
8.750% due 03/15/2017		6,100	6,689
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)	GBP	1,900	3,087
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	100	91
Navient Corp.
6.250% due 01/25/2016		$489	499
Rabobank Group
8.375% due 07/26/2016 (e)		3,000	3,142
8.400% due 06/29/2017 (e)		1,500	1,624
Springleaf Finance Corp.
5.400% due 12/01/2015		200	202
UniCredit SpA
6.750% due 09/10/2021 (e)	EUR	1,800	1,948
8.000% due 06/03/2024 (e)(h)		$3,160	3,109

			80,985

INDUSTRIALS 1.3%
DISH DBS Corp.
7.125% due 02/01/2016		1,900	1,952
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	3,700	2,207
Longfor Properties Co. Ltd.
6.750% due 01/29/2023		$3,100	3,068
MGM Resorts International
6.625% due 07/15/2015		300	300
7.500% due 06/01/2016		900	941

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.625% due 01/15/2017		$700	$748
10.000% due 11/01/2016		100	109
Sunac China Holdings Ltd.
8.750% due 12/05/2019		3,000	2,980

			12,305

Total Corporate Bonds & Notes (Cost $96,022)			93,290

U.S. GOVERNMENT AGENCIES 3.7%
Fannie Mae
3.000% due 07/01/2045		27,800	27,633
3.500% due 07/01/2045		6,600	6,789
Freddie Mac
0.420% due 09/18/2015		328	328

Total U.S. Government Agencies (Cost $34,726)			34,750

U.S. TREASURY OBLIGATIONS 38.7%
U.S. Treasury Bonds
2.500% due 02/15/2045 (h)		31,810	27,868
3.000% due 11/15/2044 (h)		1,900	1,850
3.000% due 05/15/2045 (h)		4,380	4,273
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2019		3,332	3,372
0.125% due 04/15/2020 (j)		20,508	20,665
0.250% due 01/15/2025		999	979
0.625% due 07/15/2021		36,844	38,016
0.750% due 02/15/2045		17,984	16,305
1.375% due 02/15/2044		13,146	13,931
1.875% due 07/15/2015		2,068	2,074
1.875% due 07/15/2019 (k)		665	725
2.125% due 02/15/2040		6,830	8,368
2.125% due 02/15/2041 (k)		7,994	9,863
2.375% due 01/15/2025		5,999	7,049
2.500% due 07/15/2016		832	863
2.500% due 01/15/2029		8,121	9,987
U.S. Treasury Notes
1.500% due 05/31/2020 (h)		34,500	34,279
1.625% due 04/30/2019 (k)(m)		30,200	30,521
1.625% due 06/30/2020 (h)		16,100	16,085
1.750% due 03/31/2022 (h)		42,500	41,693
1.875% due 05/31/2022 (h)		23,100	22,822
2.000% due 06/30/2022		10,000	10,033
2.125% due 12/31/2021 (h)(k)		40,800	41,083
2.750% due 02/15/2024 (k)(m)		2,400	2,489

Total U.S. Treasury Obligations (Cost $372,240)			365,193

MORTGAGE-BACKED SECURITIES 0.6%
American Home Mortgage Assets Trust
0.377% due 09/25/2046		1,585	1,177
Grifonas Finance PLC
0.394% due 08/28/2039	EUR	917	536
Marche Mutui SRL
0.419% due 02/25/2055		685	753
2.248% due 01/27/2064		1,553	1,772
Marche SRL
0.398% due 10/27/2065		458	511
Residential Accredit Loans, Inc. Trust
0.367% due 06/25/2046		$358	159
Structured Adjustable Rate Mortgage Loan Trust
4.956% due 01/25/2036 ^		1,399	1,041

Total Mortgage-Backed Securities (Cost $5,976)			5,949

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.1%
Residential Asset Securities Corp. Trust
0.337% due 07/25/2036		$1,117	$1,013

Total Asset-Backed Securities (Cost $889)			1,013

SOVEREIGN ISSUES 13.5%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	200	121
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2019 (c)	BRL	6,900	1,450
Denmark Government Bond
0.100% due 11/15/2023 (d)	DKK	14,612	2,299
France Government Bond
0.250% due 07/25/2018 (d)	EUR	19,383	22,479
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2021		14,287	17,285
2.350% due 09/15/2024 (d)		2,085	2,562
Mexico Government International Bond
4.000% due 11/15/2040 (d)	MXN	54,796	3,756
4.000% due 11/08/2046 (d)		17,827	1,234
4.500% due 12/04/2025 (d)		84,374	6,149
New Zealand Government Bond
2.000% due 09/20/2025	NZD	7,049	4,751
3.000% due 09/20/2030		1,224	916
Republic of Germany
0.750% due 04/15/2018 (d)	EUR	4,952	5,755
Republic of Greece Government International Bond
4.750% due 04/17/2019		600	375
Slovenia Government International Bond
5.250% due 02/18/2024		$1,800	1,971
5.850% due 05/10/2023		2,400	2,727
United Kingdom Gilt
0.125% due 03/22/2024 (d)	GBP	31,499	53,556

Total Sovereign Issues (Cost $130,706)			127,386

		SHARES
COMMON STOCKS 4.5%

CONSUMER DISCRETIONARY 0.6%
Orbitz Worldwide, Inc. (a)(j)		503,106	5,745
SFX Entertainment, Inc. (a)		12,011	54

			5,799

ENERGY 0.8%
Dresser-Rand Group, Inc. (a)		85,822	7,310

FINANCIALS 0.3%
HCC Insurance Holdings, Inc.		40,999	3,150

HEALTH CARE 1.0%
Catamaran Corp. (a)(j)		51,539	3,148
Hospira, Inc. (a)(j)		35,529	3,152
Omnicare, Inc. (j)		33,441	3,152

			9,452

INDUSTRIALS 0.8%
Koninklijke Philips Electronics NV		770	20
Pall Corp. (j)		25,283	3,146
Polypore International, Inc. (a)(j)		73,467	4,399

			7,565

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.6%
Altera Corp.	61,607	$3,154
iGate Corp. (a)(j)	48,089	2,294

		5,448

MATERIALS 0.4%
Sigma-Aldrich Corp. (j)	25,668	3,577

UTILITIES 0.0%
Pepco Holdings, Inc.	1,597	43

Total Common Stocks (Cost $42,044)		42,344

EXCHANGE-TRADED FUNDS 2.7%
iShares MSCI EAFE ETF	229,737	14,586
Vanguard FTSE Emerging Markets ETF	249,267	10,190

Total Exchange-Traded Funds (Cost $25,126)		24,776

REAL ESTATE INVESTMENT TRUSTS 1.5%

FINANCIALS 1.5%
American Capital Agency Corp. (j)	759,427	13,951

Total Real Estate Investment Trusts (Cost $15,081)		13,951

SHORT-TERM INSTRUMENTS 6.4%

REPURCHASE AGREEMENTS (g) 6.0%
		56,256

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.2%
Federal Home Loan Bank
0.040% due 07/10/2015 - 07/15/2015	$400	$400
0.070% due 08/14/2015	100	100
Freddie Mac
0.100% due 10/02/2015	1,800	1,799

		2,299

U.S. TREASURY BILLS 0.2%
0.012% due 07/23/2015 - 11/05/2015 (b)(k)(m)†	1,704	1,704

Total Short-Term Instruments (Cost $60,259)		60,259

Total Investments in Securities (Cost $783,069)		768,911

	SHARES
INVESTMENTS IN AFFILIATES 38.6%

MUTUAL FUNDS (f) 36.1%
PIMCO Capital Securities and Financials Fund	990,000	9,771
PIMCO Emerging Markets Corporate Bond Fund	936,925	9,969
PIMCO Income Fund	13,077,382	161,637
PIMCO Mortgage Opportunities Fund	1,797,571	20,007
PIMCO StocksPLUS® Fund	9,239,512	87,868
PIMCO TRENDS Managed Futures Strategy Fund	5,016,296	51,166

Total Mutual Funds (Cost $339,289)		340,418

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 2.5%
PIMCO Diversified Income Active Exchange-Traded Fund	285,800	$14,044
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	224,100	9,836

Total Exchange-Traded Funds (Cost $25,084)		23,880

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	10,990	109

Total Short-Term Instruments (Cost $109)		109

Total Investments in Affiliates (Cost $364,482)		364,407

Total Investments 120.2% (Cost $1,147,551)		$1,133,318

Financial Derivative Instruments (i)(l) 0.6% (Cost or Premiums, net $6,816)		5,768

Other Assets and Liabilities, net (20.8%)		(196,469)

Net Assets 100.0%		$942,617

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio II, Ltd., which is a 100% owned subsidiary of the Portfolio.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon bond.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.250% †	06/30/2015	07/01/2015	$5,400	U.S. Treasury Notes 2.125% due 09/30/2021	$(2,753)	$5,400	$5,400
					U.S. Treasury Notes 2.125% due 09/30/2021	(2,753)
BPG	0.220%	06/30/2015	07/01/2015	2,000	U.S. Treasury Notes 1.500% due 01/31/2022	(2,039)	2,000	2,000
BSN	0.250%	06/30/2015	07/01/2015	200	U.S. Treasury Notes 2.625% due 11/15/2020	(205)	200	200
DEU	0.140% †	06/30/2015	07/01/2015	13,900	U.S. Treasury Notes 2.625% due 11/15/2020	(5,311)	13,900	13,900
					U.S. Treasury Notes 2.625% due 11/15/2020	(8,884)
GSC	0.350%	06/30/2015	07/01/2015	2,000	Freddie Mac 3.500% due 09/01/2042	(2,067)	2,000	2,000
JPS	0.250% †	06/30/2015	07/01/2015	10,800	U.S. Treasury Notes 2.000% due 05/31/2021	(2,044)	10,800	10,800
					U.S. Treasury Notes 0.625% due 06/30/2017	(8,994)
MSC	0.220% †	06/30/2015	07/01/2015	16,000	U.S. Treasury Bonds 3.750% due 11/15/2043	(16,295)	16,000	16,000
SAL	0.250% †	06/30/2015	07/01/2015	5,500	U.S. Treasury Notes 1.625% due 06/30/2020	(5,610)	5,500	5,500
SSB	0.000%	06/30/2015	07/01/2015	456	Fannie Mae 2.200% due 10/17/2022	(475)	456	456

Total Repurchase Agreements						$(57,430)	$56,256	$56,256

(1)	Includes accrued interest.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.150%	06/30/2015	07/06/2015	$(3,177)	$(3,177)
	0.180%	06/23/2015	07/09/2015	(5,924)	(5,924)
	0.300%	05/19/2015	07/17/2015	(22,968)	(22,976)
GRE	0.010%	06/30/2015	07/02/2015	(27,397)	(27,397)
	0.300%	06/30/2015	07/02/2015	(1,689)	(1,689)
JML	(1.500)%	03/20/2015	12/31/2015	(2,648)	(2,637)
JPS	0.120%	06/24/2015	07/15/2015	(9,726)	(9,726)
	0.270%	06/15/2015	07/06/2015	(18,054)	(18,056)
	0.300%	06/19/2015	07/09/2015	(2,552)	(2,552)
SCX	0.230%	05/08/2015	07/08/2015	(2,550)	(2,551)
	0.230%	06/12/2015	07/08/2015	(7,053)	(7,053)
	0.300%	06/04/2015	07/06/2015	(1,864)	(1,865)
	0.330%	06/18/2015	07/20/2015	(2,489)	(2,489)
	0.330%	06/19/2015	07/17/2015	(22,782)	(22,785)
	0.330%	06/30/2015	07/17/2015	(3,030)	(3,030)
	0.380%	06/30/2015	07/07/2015	(34,599)	(34,600)

Total Reverse Repurchase Agreements					$(168,507)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
BPG	(0.050)%	07/01/2015	07/02/2015	$	(3,289)	$(3,289)
	0.150%	07/01/2015	07/07/2015		(8,506)	(8,508)
BPS	0.000%	05/07/2015	08/06/2015	EUR	(1,662)	(1,859)
GSC	(0.200)%	06/25/2015	07/01/2015	$	(3,279)	(3,279)
	(0.100)%	06/29/2015	07/02/2015		(1,979)	(1,979)
	0.340%	06/30/2015	07/06/2015		(7,597)	(7,599)
	0.600%	06/30/2015	07/01/2015		(1,259)	(1,259)

Total Sale-Buyback Transactions						$(27,772)

(2)	The average amount of borrowings outstanding during the period ended June 30, 2015 was $142,793 at a weighted average interest rate of 0.145%.
(3)	Payable for sale-buyback transactions includes $9 of deferred price drop.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	07/01/2045	$35,800	$(35,787)	$(35,585)
Fannie Mae	3.500%	07/01/2045	18,600	(19,126)	(19,133)
Fannie Mae	3.500%	08/01/2045	6,000	(6,144)	(6,156)
Fannie Mae	4.000%	07/01/2045	10,000	(10,572)	(10,581)
Fannie Mae	4.000%	08/01/2045	19,000	(20,051)	(20,061)
Fannie Mae	4.500%	07/01/2045	19,000	(20,480)	(20,529)

Total Short Sales				$(112,160)	$(112,045)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(h)	Securities with an aggregate market value of $195,432 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
PIMCO Global Multi-Asset Managed Allocation Portfolio
Global/Master Repurchase Agreement
BCY	$2,700	$0	$0	$2,700	$(2,753)	$(53)
BOS	0	(32,077)	0	(32,077)	31,836	(241)
BPG	2,000	0	0	2,000	(2,039)	(39)
BSN	200	0	0	200	(205)	(5)
DEU	5,200	0	0	5,200	(5,310)	(110)
GRE	0	(29,086)	0	(29,086)	29,013	(73)
GSC	2,000	0	0	2,000	(2,067)	(67)
JML	0	(2,637)	0	(2,637)	2,656	19
JPS	2,000	(30,334)	0	(28,334)	27,918	(416)
SCX	0	(74,373)	0	(74,373)	74,323	(50)
SSB	456	0	0	456	(474)	(18)

Master Securities Forward Transaction Agreement
BPG	0	0	(11,797)	(11,797)	11,771	(26)
BPS	0	0	(1,859)	(1,859)	1,763	(96)
GSC	0	0	(14,116)	(14,116)	14,108	(8)

PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BCY	2,700	0	0	2,700	(2,753)	(53)
DEU	8,700	0	0	8,700	(8,884)	(184)
JPS	8,800	0	0	8,800	(8,994)	(194)
MSC	16,000	0	0	16,000	(16,295)	(295)
SAL	5,500	0	0	5,500	(5,610)	(110)

Total Borrowings and Other Financing Transactions	$56,256	$(168,507)	$(27,772)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE iShares MSCI Emerging Markets Index Fund	$41.000	07/17/2015	2,366	$76	$45

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME 90-Day Eurodollar December Futures	$99.375	12/14/2015	265	$43	$36

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE S&P 500 Index	2,135.000	07/17/2015	137	$175	$29
Call - EUREX EURO STOXX 50 Index	3,625.000	07/17/2015	1,203	1,140	364
Call - EUREX EURO STOXX 50 Index	3,400.000	12/20/2019	775	2,762	3,886

				$4,077	$4,279

Total Purchased Options				$4,196	$4,360

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE iShares MSCI Emerging Markets Index Fund	$38.000	07/17/2015	2,364	$(44)	$(52)
Put - CBOE iShares MSCI Emerging Markets Index Fund	39.000	07/17/2015	2,366	(86)	(111)

				$(130)	$(163)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$124.000	08/21/2015	62	$(50)	$(28)
Call - CBOT U.S. Treasury 10-Year Note September Futures	127.000	08/21/2015	62	(41)	(48)

				$(91)	$(76)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	2,020.000	07/17/2015	137	$(157)	$(235)
Put - EUREX EURO STOXX 50 Index	3,350.000	07/17/2015	601	(272)	(495)
Put - EUREX EURO STOXX 50 Index	3,450.000	07/17/2015	602	(281)	(790)
Call - EUREX EURO STOXX 50 Index	3,750.000	07/17/2015	1,203	(456)	(95)
Put - EUREX EURO STOXX 50 Index	2,100.000	12/20/2019	775	(1,875)	(1,298)

				$(3,041)	$(2,913)

Total Written Options				$(3,262)	$(3,152)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	1,461	$(234)	$0	$0
90-Day Eurodollar December Futures	Short	12/2016	711	(247)	18	0
90-Day Eurodollar June Futures	Short	06/2016	946	(328)	12	0
90-Day Eurodollar March Futures	Short	03/2016	1,043	(408)	13	0
90-Day Eurodollar September Futures	Short	09/2016	820	(381)	20	0
Aluminum October Futures †	Short	10/2015	64	44	0	0
Arabica Coffee December Futures †	Short	12/2015	8	(15)	0	0
Brent Crude November Futures †	Long	10/2015	154	(220)	220	0
Call Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond September Futures	Long	08/2015	124	(11)	62	0
Call Options Strike @ EUR 157.500 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	124	5	0	(22)
Cocoa December Futures †	Long	12/2015	34	52	0	(20)
Copper October Futures †	Long	10/2015	11	7	0	0
Corn December Futures †	Short	12/2015	71	(173)	0	(104)
E-mini NASDAQ 100 Index September Futures	Long	09/2015	289	(429)	71	0
E-mini S&P 500 Index September Futures	Long	09/2015	1,726	(3,060)	337	0
EURO STOXX 50 September Futures	Long	09/2015	953	(1,196)	0	(1,987)
Euro-BTP Italy Government Bond September Futures	Long	09/2015	97	(106)	88	(316)
FTSE 100 Index September Futures	Long	09/2015	226	(967)	0	(755)
Gas Oil October Futures †	Short	10/2015	10	15	0	(8)
Gold 100 oz. August Futures †	Long	08/2015	87	(54)	0	(63)
Gold 100 oz. December Futures †	Long	12/2015	1	(2)	0	(1)
Hang Seng China Enterprises Index July Futures	Long	07/2015	551	(1,769)	967	(1,397)
Henry Hub Natural Gas Swap April Futures †	Long	03/2016	124	(159)	0	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2016	177	(133)	3	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	177	(17)	4	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2016	118	(95)	2	0
Henry Hub Natural Gas Swap January Futures †	Long	12/2015	129	(110)	3	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2016	177	(139)	2	0
Henry Hub Natural Gas Swap June Futures †	Long	05/2016	124	(146)	1	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2016	129	(124)	2	0
Henry Hub Natural Gas Swap May Futures †	Long	04/2016	129	(169)	1	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	169	(79)	3	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2016	177	(123)	2	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Henry Hub Natural Gas Swap September Futures †	Long	08/2016	169	$(125)	$2	$0
Mini MSCI Emerging Markets Index September Futures	Long	09/2015	216	(91)	151	0
Natural Gas December Futures †	Short	11/2015	12	(11)	0	(2)
Natural Gas January Futures †	Long	12/2015	12	(24)	1	0
Natural Gas October Futures †	Short	09/2015	29	(43)	0	(6)
New York Harbor ULSD October Futures †	Short	09/2015	10	23	0	(18)
Nickel October Futures †	Long	10/2015	8	(38)	0	0
Nikkei 225 Index September Futures	Long	09/2015	80	(30)	42	(188)
Nikkei Index 400 September Futures	Long	09/2015	4,562	(923)	298	(1,603)
Platinum October Futures †	Long	10/2015	116	(126)	0	(16)
Put Options Strike @ EUR 147.000 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	124	33	43	0
RBOB Gasoline November Futures †	Short	10/2015	170	369	0	(229)
Silver December Futures †	Long	12/2015	2	(4)	0	(1)
Soybean November Futures †	Long	11/2015	4	21	11	0
Sugar No. 11 October Futures †	Short	09/2015	108	95	0	(48)
U.S. Treasury 5-Year Note September Futures	Short	09/2015	68	10	3	0
U.S. Treasury 10-Year Note September Futures	Long	09/2015	1,342	(1,263)	0	(42)
U.S. Treasury 30-Year Bond September Futures	Short	09/2015	248	327	20	0
Wheat December Futures †	Short	12/2015	29	(101)	0	(45)
WTI Crude December Futures †	Short	11/2015	542	56	0	(596)
WTI Crude December Futures †	Long	11/2016	542	(554)	450	0
WTI Crude October Futures †	Long	09/2015	14	(8)	16	0
Zinc October Futures †	Long	10/2015	12	(13)	0	0

Total Futures Contracts				$(13,191)	$2,868	$(7,467)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
iTraxx Europe 23 5-Year Index	1.000%	06/20/2020	EUR	31,100	$429	$(217)	$0	$(141)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.300%	05/06/2017	$	88,300	$(125)	$(126)	$6	$0
Receive	3-Month USD-LIBOR	1.500%	12/16/2017		31,600	(168)	(17)	2	0
Pay	3-Month USD-LIBOR	2.000%	12/16/2020		8,600	(7)	18	0	(3)
Receive	3-Month USD-LIBOR	2.250%	12/16/2022		53,900	227	(38)	3	0
Receive	3-Month USD-LIBOR	2.500%	12/16/2025		42,800	337	(169)	31	0
Receive	3-Month USD-LIBOR	2.750%	12/16/2045		30,400	1,564	(730)	83	0
Pay	3-Month USD-LIBOR	2.750%	12/16/2045		100	(5)	1	0	0
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	17,600	874	1,185	0	(203)
Receive	6-Month GBP-LIBOR	1.250%	06/17/2017	GBP	23,000	(110)	109	0	(45)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		34,850	1,060	(263)	0	(620)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2045		9,010	1,185	1,188	0	(321)
Receive	6-Month JPY-LIBOR	1.000%	03/20/2024	JPY	1,450,000	(494)	(158)	0	(20)
Receive	28-Day MXN-TIIE	4.035%	02/03/2017	MXN	411,900	(27)	(122)	0	(27)
Pay	28-Day MXN-TIIE	5.430%	11/17/2021		391,700	(453)	(353)	178	0
Pay	28-Day MXN-TIIE	5.750%	12/06/2021		224,000	1	110	103	0

						$3,859	$635	$406	$(1,239)

Total Swap Agreements						$4,288	$418	$406	$(1,380)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(j)	Securities with an aggregate market value of $47,963 have been pledged as collateral as of June 30, 2015 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(k)	Securities with an aggregate market value of $30,822 and cash of $9,922 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (4)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO Global Multi-Asset Managed Allocation Portfolio (5)	$4,360	$2,154	$431	$6,945	$(3,152)	$(6,310)	$(1,380)	$(10,842)
PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary) (5)	0	723	0	723	0	(1,157)	0	(1,157)

Total Exchange-Traded or Centrally Cleared	$4,360	$2,877	$431	$7,668	$(3,152)	$(7,467)	$(1,380)	$(11,999)

(4)	Unsettled variation margin asset of $9 for closed futures and $25 for closed swap agreements are outstanding at period end.
(5)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2015		BRL	18,639	$		6,050	$ 55	$ 0
	07/2015		EUR	3,331			3,706	0	(9)
	07/2015		GBP	1,759			2,774	10	0
	07/2015		JPY	386,345			3,111	0	(46)
	07/2015		MXN	10,886			693	1	0
	07/2015		PLN	3,570			950	2	0
	07/2015	$		6,740		BRL	18,639	0	(745)
	07/2015			2,917		INR	189,895	62	0
	07/2015			54,858		JPY	6,787,045	598	0
	07/2015			108		MXN	1,670	0	(2)
	07/2015			3,421		RUB	185,843	0	(59)
	08/2015		RUB	185,843	$		3,375	59	0
	08/2015	$		2,687		GBP	1,704	0	(10)
	08/2015			1,148		ILS	4,444	30	0
	08/2015			6,169		SEK	51,475	46	0

BPS	07/2015		AUD	3,629	$		2,797	0	(2)
	07/2015		BRL	67,103			21,650	70	0
	07/2015		CLP	732,502			1,187	43	0
	07/2015		JPY	6,517,345			52,584	0	(669)
	07/2015		MXN	156,170			10,071	138	0
	07/2015		NZD	12,551			8,940	435	0
	07/2015	$		2,802		AUD	3,629	0	(4)
	07/2015			21,485		BRL	67,103	114	(20)
	08/2015		BRL	37,718	$		12,016	24	0
	08/2015	$		2,790		AUD	3,626	2	0
	08/2015			672		BRL	2,114	0	(1)
	08/2015			52,602		JPY	6,517,345	672	0
	09/2015		PEN	4,907	$		1,566	39	0

BRC	07/2015		TWD	168,579			5,499	41	0
	07/2015	$		3,753		INR	237,991	0	(20)
	07/2015		ZAR	48,010	$		3,924	0	(3)

CBK	07/2015		BRL	9,495			3,067	13	0
	07/2015		EUR	14,980			16,308	0	(392)
	07/2015		NOK	7,102			906	0	0
	07/2015	$		3,010		BRL	9,495	44	0
	07/2015			8,753		EUR	7,722	0	(144)
	07/2015			716		MXN	11,037	0	(14)
	07/2015			3,357		SGD	4,579	42	0
	08/2015			1,104		DKK	7,195	0	(28)
	08/2015			10,696		NOK	84,098	20	0
	08/2015			1,061		SEK	8,820	4	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	09/2015		HKD	31,128	$		4,015	$ 0	$ 0
	09/2015	$		1,589		HKD	12,321	0	0
	09/2015			11,636		MXN	183,954	0	(6)
	01/2016		BRL	4,462	$		1,336	0	(11)

DUB	07/2015			17,985			5,850	65	0
	07/2015		KRW	27,513,005			25,196	638	0
	07/2015		MXN	2,720			177	4	0
	07/2015		PLN	1,167			310	0	0
	07/2015		TRY	5,280			1,897	0	(57)
	07/2015	$		5,797		BRL	17,985	0	(12)
	08/2015		NOK	77,200	$		10,447	610	0
	08/2015	$		1,177		CHF	1,104	5	0
	09/2015			1,547		CNY	9,400	0	(15)

FBF	07/2015		MXN	64,450	$		4,221	122	0
	07/2015	$		1,024		JPY	126,600	11	0
	09/2015		CNY	16,505	$		2,686	0	(4)

GLM	07/2015		BRL	13,080			4,409	202	0
	07/2015		MXN	49,328			3,192	55	0
	07/2015		PHP	24,581			548	3	0
	07/2015	$		11,879		AUD	15,366	0	(23)
	07/2015			4,194		BRL	13,080	18	(5)
	07/2015			18,181		CAD	22,585	0	(99)
	08/2015		EUR	9,644	$		10,798	42	0
	08/2015		JPY	263,600			2,153	0	(2)
	08/2015		NOK	13,755			1,805	53	0
	08/2015	$		19,433		CHF	18,134	0	(7)
	08/2015			991		GBP	631	0	0
	08/2015			1,128		JPY	139,700	14	0
	08/2015			1,408		MXN	22,155	0	(2)
	08/2015			12,512		NOK	97,305	0	(113)

HUS	07/2015		COP	2,762,803	$		1,082	24	0
	07/2015		HUF	52,212			187	2	0
	07/2015		INR	62,194			974	0	(3)
	07/2015		MXN	6,940			450	9	0
	07/2015	$		968		INR	62,194	9	0
	07/2015			8,588		NZD	12,551	0	(83)
	08/2015		NOK	78,390	$		10,384	395	0
	08/2015		NZD	12,551			8,563	83	0
	08/2015	$		969		INR	62,163	3	0

JPM	07/2015		BRL	61,163	$		22,503	2,831	0
	07/2015		CAD	3,324			2,670	9	0
	07/2015		CHF	692			741	1	0
	07/2015		EUR	4,225			4,783	73	0
	07/2015		RUB	18,191			327	0	(1)
	07/2015	$		19,714		BRL	61,163	0	(41)
	07/2015			744		CHF	692	0	(4)
	07/2015			20,236		EUR	18,336	206	0
	07/2015			1,936		GBP	1,256	38	0
	07/2015			8,907		IDR	119,618,740	12	0
	07/2015			4,393		JPY	538,645	13	(4)
	07/2015			15,937		KRW	17,471,733	0	(342)
	08/2015		CHF	686	$		738	4	0
	08/2015		JPY	378,514			3,098	4	0
	08/2015		THB	78,363			2,339	23	0
	08/2015	$		2,655		CAD	3,306	0	(9)
	08/2015			336		RUB	18,869	1	0
	04/2016		BRL	1,200	$		360	8	0

MSB	07/2015			20,282			6,537	14	0
	07/2015		NZD	3,692			2,499	0	0
	07/2015		PLN	2,261			608	7	0
	07/2015		RUB	185,843			3,289	0	(74)
	07/2015	$		6,575		BRL	20,282	20	(71)
	07/2015			3,728		EUR	3,332	0	(13)
	07/2015			20,033		GBP	12,792	71	(4)
	07/2015			337		RUB	18,191	0	(9)
	08/2015		EUR	53,182	$		59,766	443	0
	08/2015		GBP	11,033			17,336	4	0
	08/2015	$		2,614		NZD	3,872	0	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
NAB	07/2015		AUD	15,366	$		11,886	$30	$0
	08/2015	$		11,864		AUD	15,366	0	(30)

NGF	07/2015		MXN	201,444	$		13,031	219	0

SCX	07/2015		EUR	13,334			14,941	76	0
	07/2015		GBP	12,289			18,882	0	(427)
	07/2015	$		29,151		MXN	454,432	0	(249)
	08/2015			14,948		EUR	13,334	0	(76)
	09/2015		HKD	35,903	$		4,630	0	(1)
	09/2015		MXN	454,432			28,981	249	0

SOG	07/2015		CZK	3,285			128	0	(6)
	07/2015	$		2,668		CAD	3,324	0	(7)
	07/2015			1,414		MXN	21,882	0	(23)
	07/2015			902		NOK	7,102	3	0

TOR	07/2015		CAD	22,584	$		18,202	120	0
	08/2015	$		18,193		CAD	22,584	0	(118)

UAG	07/2015		IDR	1,513,402	$		113	0	0
	07/2015		JPY	548,600			4,455	0	(28)
	07/2015	$		7,325		EUR	6,481	0	(100)
	07/2015			188		MXN	2,917	0	(3)
	07/2015			2,628		NZD	3,692	0	(129)
	08/2015		MYR	7,945	$		2,107	0	(1)
	08/2015	$		3,555		INR	227,893	1	0

Total Forward Foreign Currency Contracts								$9,411	$(4,380)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
GLM	Put - OTC USD versus CNH	CNH 6.244	05/12/2016	$	49,340	$228	$215

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$78,100	$1,353	$441

CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950%	12/15/2015	28,000	35	30
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.200%	07/29/2016	23,800	1,032	21

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	53,400	2,114	859

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950%	12/15/2015	50,000	57	54
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.800%	01/19/2016	50,000	80	52
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	98,800	2,084	558
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	42,550	1,811	685
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.865%	08/11/2015	6,600	110	262
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050%	08/11/2015	19,200	307	376
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017	14,400	2,016	2,241

							$10,999	$5,579

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
CBK	Call - OTC MSCI Emerging Markets Index	995.480	07/17/2015	$	10	$71	$59

FBF	Call - OTC EURO STOXX 50 Index	3,275.000	12/20/2019	EUR	776	2,612	4,314
	Call - OTC EURO STOXX 50 Index	3,650.000	12/20/2019		5	1,806	2,087

						$4,489	$6,460

Total Purchased Options						$15,716	$12,254

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015	EUR	2,300	$(5)	$(7)

BRC	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		2,400	(5)	(8)
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		4,600	(10)	(16)

FBF	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		2,100	(4)	(7)

GST	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		2,400	(5)	(8)
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		31,800	(50)	(112)

							$(79)	$(158)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC EUR versus USD	$	1.150	07/02/2015	EUR	5,570	$(22)	$0
	Put - OTC EUR versus USD		1.110	07/20/2015		8,028	(40)	(97)
	Call - OTC EUR versus USD		1.170	07/20/2015		8,028	(44)	(8)

BRC	Call - OTC EUR versus USD		1.150	07/15/2015		2,430	(19)	(6)

DUB	Call - OTC USD versus BRL	BRL	2.680	07/01/2015	$	5,660	(135)	(784)

FBF	Put - OTC USD versus BRL		2.950	07/13/2015		19,870	(153)	(7)
	Call - OTC USD versus BRL		4.000	03/17/2016		19,600	(828)	(315)

UAG	Call - OTC EUR versus USD	$	1.150	07/02/2015	EUR	4,820	(28)	0

							$(1,269)	$(1,217)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
DUB	Cap - OTC CPURNSA Index	236.119	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/01/2016	$2,600	$(2)	$(1)

GLM	Cap - OTC CPALEMU Index	117.930	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	6,300	0	(242)

JPM	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	1,100	(8)	(4)
	Cap - OTC YOY CPURNSA Index	233.707	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	04/10/2020	7,800	0	15
	Floor - OTC YOY CPURNSA Index	234.810	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	10,700	(121)	(117)
	Floor - OTC YOY CPURNSA Index	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020	7,800	0	15

						$(131)	$(334)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.050%	07/13/2015	$	14,000	$(64)	$(1)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.950%	07/13/2015		18,300	(63)	(22)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350%	09/30/2015		10,000	(65)	(92)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	09/30/2015		10,000	(86)	(64)

GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400%	07/15/2015		9,500	(32)	(119)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750%	08/20/2015	GBP	3,600	(31)	(9)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.400%	08/20/2015		3,600	(31)	(31)

JPM	Call - OTC 5-Year Interest Rate Swap (Effective 09/16/2020)	3-Month USD-LIBOR	Receive	2.910%	09/14/2015	$	16,000	(49)	(49)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.900%	09/09/2015	GBP	4,000	(40)	(31)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.520%	01/19/2016	$	50,000	(30)	(12)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.660%	01/19/2016		50,000	(50)	(27)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.950%	07/13/2015		33,700	(114)	(41)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017		60,500	(2,017)	(2,019)
	Call - OTC 5-Year Interest Rate Swap (Effective 09/16/2020)	3-Month USD-LIBOR	Receive	2.910%	09/14/2015		39,900	(155)	(127)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.365%	08/11/2015		6,600	(108)	(7)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	08/11/2015		19,200	(307)	(45)

								$(3,242)	$(2,696)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GST	Put - OTC Gold 100 oz. October Futures †	$90.000	09/08/2015	$	8	$(114)	$(161)
	Put - OTC Gold 100 oz. October Futures †	90.000	09/09/2015		1	(20)	(28)

						$(134)	$(189)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC MSCI Emerging Markets Index	932.040	07/17/2015	$	10	$(76)	$(52)

FBF	Put - OTC EURO STOXX 50 Index	2,200.000	12/20/2019	EUR	776	(2,692)	(1,524)
	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019		5	(1,779)	(1,176)

						$(4,547)	$(2,752)

Total Written Options						$(9,402)	$(7,346)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD	Notional Amount in BRL	Notional Amount in EUR	Notional Amount in GBP	Notional Amount in HKD	Premiums
Balance at Beginning of Period	39,833	$3,293,560	AUD 0	BRL 0	EUR 32,481	GBP 0	HKD 0	$(18,160)
Sales	27,574	462,283	25,319	373	233,284	11,200	1,347	(14,500)
Closing Buys	(8,365)	(165,020)	(25,319)	(306)	(6,300)	0	0	6,923
Expirations	(50,802)	(3,176,214)	0	(67)	(97,878)	0	(1,347)	12,618
Exercised	(68)	(1,760)	0	0	(80,030)	0	0	455

Balance at End of Period	8,172	$412,849	AUD 0	BRL 0	EUR 81,557	GBP 11,200	HKD 0	$(12,664)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Pay	GOLDLNPM Index †	$1,170.500	11/18/2015	3,000	$0	$(6)	$0	$(6)
	Receive	PLTMLNPM Index †	1,100.000	11/18/2015	2,000	0	(46)	0	(46)

MAC	Receive	CUAC 4Q15 †	29.000	12/31/2015	1,644,000	0	150	150	0

						$0	$98	$150	$(52)

CREDIT DEFAULT SWAPS ON SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BRC	Italy Government International Bond	1.000%	12/20/2016	0.667%	$ 4,000	$(21)	$42	$21	$0

CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.395%	7,200	(134)	243	109	0
	Indonesia Government International Bond	1.000%	12/20/2019	1.481%	4,200	(101)	16	0	(85)

DUB	Indonesia Government International Bond	1.000%	12/20/2019	1.481%	6,200	(141)	16	0	(125)
	Italy Government International Bond	1.000%	12/20/2016	0.667%	4,000	(20)	41	21	0
	Spain Government International Bond	1.000%	12/20/2016	0.522%	4,000	(4)	33	29	0

MYC	Spain Government International Bond	1.000%	12/20/2016	0.522%	5,400	(2)	41	39	0

						$(423)	$432	$219	$(210)

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	23

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	3,200	$(4)	$4	$0	$0
	Receive	1-Year BRL-CDI	11.680%	01/04/2021		26,800	188	(7)	181	0

BPS	Pay	1-Year BRL-CDI	13.030%	01/02/2018		23,700	14	(15)	0	(1)
	Pay	3-Month USD-CPURNSA Index	1.560%	11/05/2016	$	17,100	0	(284)	0	(284)

BRC	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	38,800	(5)	3	0	(2)

CBK	Pay	1-Month GBP-UKRPI	3.190%	04/15/2030	GBP	2,300	0	(95)	0	(95)
	Pay	1-Month GBP-UKRPI	3.350%	05/15/2030		1,600	0	(6)	0	(6)
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		600	(20)	40	20	0

DUB	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	64,700	(30)	26	0	(4)
	Receive	3-Month USD-CPURNSA Index	0.070%	12/22/2015	$	11,100	0	5	5	0
	Pay	3-Month USD-CPURNSA Index	1.485%	11/19/2016		6,700	0	(99)	0	(99)
	Pay	3-Month USD-CPURNSA Index	1.480%	11/20/2016		11,100	0	(163)	0	(163)
	Pay	3-Month USD-CPURNSA Index	1.473%	11/21/2016		9,500	0	(138)	0	(138)
	Pay	28-Day MXN-TIIE	5.840%	09/14/2021	MXN	335,400	(45)	219	174	0

FBF	Pay	1-Month GBP-UKRPI	3.353%	05/15/2030	GBP	600	0	(2)	0	(2)
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		5,800	(171)	364	193	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		100	0	6	6	0

GLM	Pay	1-Month GBP-UKRPI	3.358%	04/15/2035		900	0	(39)	0	(39)
	Receive	1-Year BRL-CDI	11.680%	01/04/2021	BRL	200	1	0	1	0

HUS	Pay	1-Year BRL-CDI	13.030%	01/02/2018		47,200	(50)	47	0	(3)
	Pay	1-Year BRL-CDI	13.220%	01/02/2018		58,600	0	22	22	0
	Receive	1-Year BRL-CDI	12.230%	01/04/2021		5,800	2	1	3	0

JPM	Pay	1-Year BRL-CDI	13.030%	01/02/2018		26,900	(35)	33	0	(2)

MYC	Pay	1-Month GBP-UKRPI	3.320%	05/15/2030	GBP	2,700	0	(32)	0	(32)
	Pay	1-Month GBP-UKRPI	3.400%	06/15/2030		25,850	84	(4)	80	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		1,400	(39)	86	47	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		300	0	18	18	0
	Receive	1-Year BRL-CDI	11.680%	01/04/2021	BRL	10,600	101	(29)	72	0
	Pay	3-Month USD-CPURNSA Index	2.058%	05/12/2025	$	20,200	0	(127)	0	(127)

							$(9)	$(166)	$822	$(997)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	TPNBNK Index	7,688,691	3-Month USD-LIBOR plus a specified spread	05/18/2016	JPY	1,822,604	$(114)	$0	$(114)

FBF	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043	$	12,345	16	16	0

JPM	Receive	EURO STOXX Banks Index	161,739	1-Month USD-LIBOR plus a specified spread	05/16/2016	EUR	25,007	(856)	0	(856)

								$(954)	$16	$(970)

(5)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	SPGCCLP Index (6)	8.851%	06/16/2017	$	1,232	$0	$17	$17	$0

GST	Pay	S&P 500 Index (6)	7.156%	12/18/2015		15,424	0	845	845	0
	Pay	S&P 500 Index (6)	5.382%	06/16/2017		1,724	0	5	5	0

JPM	Pay	GOLDLNPM Index (6)†	11.156%	05/07/2020		5,240	0	174	174	0

MAC	Receive	SPGCCLP Index (6)	8.556%	06/16/2017		977	0	16	16	0

SOG	Pay	Nikkei 225 Index (6)	2.000%	12/09/2016		5,851,410	0	85	85	0
	Pay	Nikkei 225 Index (6)	1.850%	12/09/2016		2,812,830	0	34	34	0
	Pay	S&P 500 Index (6)	5.359%	06/16/2017		2,376	0	6	6	0

							$0	$1,182	$1,182	$0

Total Swap Agreements							$(432)	$592	$2,389	$(2,229)

(6)	Variance Swaps

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(m)	Securities with an aggregate market value of $1,418 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
PIMCO Global Multi-Asset Managed Allocation Portfolio
BOA	$863	$441	$198	$1,502	$(871)	$0	$(114)	$(985)	$517	$(330)	$187
BPS	1,537	0	0	1,537	(696)	(112)	(285)	(1,093)	444	0	444
BRC	41	0	21	62	(23)	(30)	(2)	(55)	7	0	7
CBK	123	110	129	362	(595)	(53)	(186)	(834)	(472)	437	(35)
DUB	1,322	0	229	1,551	(84)	(963)	(529)	(1,576)	(25)	(750)	(775)
FBF	133	6,401	215	6,749	(4)	(3,029)	(2)	(3,035)	3,714	(4,210)	(496)
GLM	387	215	1	603	(251)	(401)	(39)	(691)	(88)	(170)	(258)
GST	0	0	850	850	0	(120)	0	(120)	730	(640)	90
HUS	525	0	25	550	(86)	0	(3)	(89)	461	(290)	171
JPM	3,223	859	0	4,082	(401)	(171)	(858)	(1,430)	2,652	(3,008)	(356)
MAC	0	0	16	16	0	0	0	0	16	0	16
MSB	559	0	0	559	(171)	0	0	(171)	388	(260)	128
MYC	0	4,228	256	4,484	0	(2,278)	(159)	(2,437)	2,047	(1,940)	107
NAB	30	0	0	30	(30)	0	0	(30)	0	0	0
NGF	219	0	0	219	0	0	0	0	219	0	219
SCX	325	0	0	325	(753)	0	0	(753)	(428)	631	203
SOG	3	0	125	128	(36)	0	0	(36)	92	0	92
TOR	120	0	0	120	(118)	0	0	(118)	2	0	2
UAG	1	0	0	1	(261)	0	0	(261)	(260)	89	(171)

PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
BPS	0	0	0	0	0	0	(52)	(52)	(52)	0	(52)
GST	0	0	0	0	0	(189)	0	(189)	(189)	261	72
JPM	0	0	174	174	0	0	0	0	174	0	174
MAC	0	0	150	150	0	0	0	0	150	0	150

Total Over the Counter	$9,411	$12,254	$2,389	$24,054	$(4,380)	$(7,346)	$(2,229)	$(13,955)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$4,324	$0	$36	$4,360
Futures	723	0	1,875	0	279	2,877
Swap Agreements	0	0	0	0	431	431

	$723	$0	$6,199	$0	$746	$7,668

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,411	$0	$9,411
Purchased Options	0	0	6,460	215	5,579	12,254
Swap Agreements	357	219	975	0	838	2,389

	$357	$219	$7,435	$9,626	$6,417	$24,054

	$1,080	$219	$13,634	$9,626	$7,163	$31,722

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	25

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$3,076	$0	$76	$3,152
Futures	1,912	0	5,175	0	380	7,467
Swap Agreements	0	141	0	0	1,239	1,380

	$1,912	$141	$8,251	$0	$1,695	$11,999

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,380	$0	$4,380
Written Options	189	158	2,752	1,217	3,030	7,346
Swap Agreements	52	210	970	0	997	2,229

	$241	$368	$3,722	$5,597	$4,027	$13,955

	$2,153	$509	$11,973	$5,597	$5,722	$25,954

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(531)	$0	$(12,407)	$0	$0	$(12,938)
Written Options	1,205	0	10,780	0	237	12,222
Futures	1,792	0	32,972	0	(481)	34,283
Swap Agreements	0	(266)	0	0	(5,888)	(6,154)

	$2,466	$(266)	$31,345	$0	$(6,132)	$27,413

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,761	$0	$8,761
Purchased Options	(38)	0	0	(1,792)	(38)	(1,868)
Written Options	(23)	75	842	665	781	2,340
Swap Agreements	32	495	(346)	0	1,932	2,113

	$(29)	$570	$496	$7,634	$2,675	$11,346

	$2,437	$304	$31,841	$7,634	$(3,457)	$38,759

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$10,761	$0	$(7)	$10,754
Written Options	174	0	(5,805)	0	16	(5,615)
Futures	127	0	(11,788)	0	(3,504)	(15,165)
Swap Agreements	0	(189)	0	0	10,333	10,144

	$301	$(189)	$(6,832)	$0	$6,838	$118

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(465)	$0	$(465)
Purchased Options	37	0	1,871	1,871	463	4,242
Written Options	(199)	(118)	1,331	234	(853)	395
Swap Agreements	304	(395)	796	0	444	1,149

	$142	$(513)	$3,998	$1,640	$54	$5,321

	$443	$(702)	$(2,834)	$1,640	$6,892	$5,439

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$80,985	$0	$80,985
Industrials	0	12,305	0	12,305
U.S. Government Agencies	0	34,750	0	34,750
U.S. Treasury Obligations	0	365,193	0	365,193
Mortgage-Backed Securities	0	5,949	0	5,949
Asset-Backed Securities	0	1,013	0	1,013
Sovereign Issues	0	127,386	0	127,386
Common Stocks
Consumer Discretionary	5,799	0	0	5,799
Energy	7,310	0	0	7,310
Financials	3,150	0	0	3,150
Health Care	9,452	0	0	9,452
Industrials	7,565	0	0	7,565
Information Technology	5,448	0	0	5,448
Materials	3,577	0	0	3,577
Utilities	43	0	0	43
Exchange-Traded Funds	24,776	0	0	24,776
Real Estate Investment Trusts
Financials	13,951	0	0	13,951
Short-Term Instruments
Repurchase Agreements	0	56,256	0	56,256
Short-Term Notes	0	2,299	0	2,299
U.S. Treasury Bills	0	1,704	0	1,704
	$81,071	$687,840	$0	$768,911

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Affiliates, at Value
Mutual Funds	$340,418	$0	$0	$340,418
Exchange-Traded Funds	23,880	0	0	23,880
Short-Term Instruments
Central Funds Used for Cash Management Purposes	109	0	0	109
	$364,407	$0	$0	$364,407

Total Investments	$445,478	$687,840	$0	$1,133,318

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(112,045)	$0	$(112,045)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,904	4,730	0	7,634
Over the counter	0	23,935	119	24,054
	$2,904	$28,665	$119	$31,668

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(7,467)	(4,532)	0	(11,999)
Over the counter	(49)	(13,717)	(189)	(13,955)
	$(7,516)	$(18,249)	$(189)	$(25,954)

Totals	$440,866	$586,211	$(70)	$1,027,007

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Global Multi-Asset Managed Allocation Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Act, fixed income instruments, equity securities, forwards and derivatives. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the Act, or any exemptive relief therefrom. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Portfolio seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Portfolio will typically invest 20% to 80% of its total assets in equity-related investments (including investment in common stock, preferred securities, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in the Portfolio’s prospectus, and in other equity-related Acquired Funds as defined under Important Information About the Portfolio). With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Portfolio may invest. The Portfolio may invest up to 25%

of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Portfolio II Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “GMAMA Subsidiary”), and the PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds). The GMAMA Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. The GMAMA Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio may invest up to 25% of its total assets in the GMAMA Subsidiary. The Underlying PIMCO Funds and other affiliated and unaffiliated funds in which the Portfolio may invest are collectively referred to as “Acquired Funds.” The Portfolio is classified as “non-diversified” for purposes of the Act because it may invest in a limited number of Acquired Funds and other investments. However, since certain of the Acquired Funds in which the Portfolio may invest are classified as diversified for purposes of the Act, the Portfolio may indirectly diversify its portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

interest income or net change in unrealized appreciation/depreciation on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Consolidated Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Consolidated Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Consolidated Statement of Cash Flows. The Consolidated Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Consolidated Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants.

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

(b) Investments in Affiliates

The Portfolio invests substantially all of its assets in Underlying PIMCO Funds and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated funds for the period ended June 30, 2015 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Capital Securities and Financials Fund	$0	$9,900	$0	$0	$(129)	$9,771	$0	$0
PIMCO Diversified Income Active Exchange-Traded Fund	13,998	0	0	0	46	14,044	297	0
PIMCO Emerging Markets Corporate Bond Fund	25,466	421	(16,000)	(931)	1,013	9,969	421	0
PIMCO EqS® Emerging Markets Fund	18,552	0	(19,549)	1,743	(746)	0	0	0
PIMCO EqS Pathfinder Fund®	35,735	0	(38,804)	(7,334)	10,403	0	0	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	13,015	0	(2,611)	(268)	(300)	9,836	164	0
PIMCO Income Fund	204,664	4,767	(48,400)	(156)	762	161,637	4,768	0
PIMCO Investment Grade Corporate Bond Fund	0	0	0	0	0	0	0	0
PIMCO Mortgage Opportunities Fund	35,423	407	(16,000)	181	(4)	20,007	407	0

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Underlying PIMCO Funds	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Short-Term Floating NAV Portfolio*	$14	$0	$(14)	$0	$0	$0	$0	$0
PIMCO Short-Term Floating NAV Portfolio III	18,490	438,448	(456,850)	(9)	30	109	48	0
PIMCO StocksPLUS® Fund	125,074	452	(39,500)	214	1,628	87,868	452	0
PIMCO TRENDS Managed Futures Strategy Fund	62,155	1,072	(8,700)	794	(4,155)	51,166	1,072	0
PIMCO Unconstrained Bond Fund	46,320	95	(46,706)	434	(143)	0	95	0
Totals	$598,906	$455,562	$(693,134)	$(5,332)	$8,405	$364,407	$7,724	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.
*	Effective July 1, 2015, the Portfolio was liquidated.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises.

The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

Options on Exchange-Traded Funds  The Portfolio may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on

SEMIANNUAL REPORT	JUNE 30, 2015	37

Notes to Financial Statements (Cont.)

the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Commodity Forward Swap Agreements  The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying reference commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying reference commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate

SEMIANNUAL REPORT	JUNE 30, 2015	39

Notes to Financial Statements (Cont.)

swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio (or Acquired Funds) trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

In the normal course of business, the Acquired Funds trade financial instruments, and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Acquired Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The net asset value of the Portfolio will fluctuate in response to changes in the respective net asset values of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Acquired Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s investment adviser will make less than optimal or poor asset

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

allocation decisions. The investment adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Acquired Funds’) investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio (or Acquired Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. The Portfolio (or Acquired Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio (or Acquired Funds) lost enough value, the Portfolio (or Acquired Funds) could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio (or Acquired Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s (or Acquired Funds’) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio (or Acquired Funds) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio (or Acquired Funds) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Acquired Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Acquired Funds), or, in the case of hedging positions, that the Portfolio’s (or Acquired Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Acquired Funds’) investments in foreign currency-denominated securities may reduce the Portfolio’s (or Acquired Funds’) returns.

SEMIANNUAL REPORT	JUNE 30, 2015	41

Notes to Financial Statements (Cont.)

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio (or Acquired Funds) will be exposed to credit risk to parties with whom they trade and will also bear the risk of settlement default. The Portfolio (or Acquired Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio (or Acquired Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio (or Acquired Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio (or Acquired Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio (or Acquired Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio (or Acquired Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio (or Acquired Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio (or Acquired Funds). The Portfolio (or Acquired Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio (or Acquired Funds) subsequently decreases, the Portfolio (or Acquired Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio (or Acquired Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements, with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION

The GMAMA Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the GMAMA Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the GMAMA Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the GMAMA Subsidiary, comprising the entire issued share capital of the GMAMA Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the GMAMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMAMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMAMA Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the GMAMA Subsidiary to the Portfolio (amounts in thousands).

Date of Incorporation	11/21/2008
Subscription Agreement	01/14/2009
Consolidated Portfolio Net Assets	$942,617
Subsidiary % of Consolidated Portfolio Net Assets	4.8%
Subsidiary Financial Statement Information
Total assets	$46,973
Total liabilities	1,424
Net assets	45,549
Total income	19
Net investment income (loss)	(106)
Net realized gain (loss)	2,240
Net change in unrealized appreciation (depreciation)	309
Increase (decrease) in net assets resulting from operations	$2,443

SEMIANNUAL REPORT	JUNE 30, 2015	43

Notes to Financial Statements (Cont.)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.90%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.05%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries, administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Acquired Fund Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Acquired Funds, which includes the total annual operating expenses of the Institutional Class shares or, as applicable, Class M shares of the Underlying PIMCO Funds and other funds. Acquired Fund Expenses will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2016, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fees and Supervisory and Administrative Fees are greater than or equal to the

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/ or Reimbursement by PIMCO. For the period ended June 30, 2015, the amount was $1,533,001.

The GMAMA Subsidiary has entered into a separate contract with PIMCO for the management of the GMAMA Subsidiary’s portfolio pursuant to which the GMAMA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMAMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMAMA Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2015, the amount was $124,878.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$3,395	$49,012

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,745,829	$1,793,938	$403,329	$607,616

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	67	$784	20	$249
Administrative Class	1,591	19,364	909	10,639
Advisor Class	168	2,048	1,617	18,788

SEMIANNUAL REPORT	JUNE 30, 2015	45

Notes to Financial Statements (Cont.)

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount
Issued as reinvestment of distributions
Institutional Class	0	0	5	53
Administrative Class	0	0	571	6,672
Advisor Class	0	0	1,984	23,275
Cost of shares redeemed
Institutional Class	(1)	(10)	(1)	(17)
Administrative Class	(1,986)	(23,886)	(6,851)	(79,073)
Advisor Class	(20,920)	(252,681)	(28,823)	(333,998)
Net increase (decrease) resulting from Portfolio share transactions	(21,081)	$(254,381)	(30,569)	$(353,412)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 89% of the Portfolio. One shareholder is a related party and comprises 24% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the

IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$1,154,468	$8,115	$(29,265)	$(21,150)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	47

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MSC	Morgan Stanley & Co., Inc.
BOS	Banc of America Securities LLC	GRE	RBS Securities, Inc.	MYC	Morgan Stanley Capital Services, Inc.
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	NAB	National Australia Bank Ltd.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BSN	Bank of Nova Scotia	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
DEU	Deutsche Bank Securities, Inc.	JPS	JPMorgan Securities, Inc.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MAC	Macquarie Bank Limited	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PEN	Peruvian New Sol
BRL	Brazilian Real	HUF	Hungarian Forint	PHP	Philippine Peso
CAD	Canadian Dollar	IDR	Indonesian Rupiah	PLN	Polish Zloty
CHF	Swiss Franc	ILS	Israeli Shekel	RUB	Russian Ruble
CLP	Chilean Peso	INR	Indian Rupee	SEK	Swedish Krona
CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	USD (or $)	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand
GBP	British Pound

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	CME	Chicago Mercantile Exchange	FTSE	Financial Times Stock Exchange
CBOT	Chicago Board of Trade	EUREX	Eurex Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	PLTMLNPM	London Platinum & Palladium Market PM Fix	UKRPI	United Kingdom Retail Price Index
CUAC	Corn-Ethanol Spread Calendar Swap	SPGCCLP	S&P Goldman Sachs Commodity Crude Oil Index	ULSD	Ultra-Low Sulfur Diesel
GOLDLNPM	London Gold Market Fixing Ltd. PM	TPNBNK	TOPIX-Banks Index

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate	oz.	Ounce	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending	YOY	Year-Over-Year

48	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	49

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT33SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Global Multi-Asset Managed Volatility Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Global Multi-Asset Managed Volatility Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio are allocation risk, Acquired Fund risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, smaller company risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain in the Underlying PIMCO Fund, which translates into heightened volatility in the Portfolio. The Portfolio or Acquired Fund may engage in such transactions regardless of whether the Portfolio or Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio or an Acquired Fund invests in emerging market debt, both may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk.

4	PIMCO VARIABLE INSURANCE TRUST

These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio (or Underlying PIMCO Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical

SEMIANNUAL REPORT	JUNE 30, 2015	5

Important Information About the Portfolio (Cont.)

account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Multi-Asset Managed Volatility Portfolio (Consolidated)

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	32.7%
Mutual Funds	27.2%
Sovereign Issues	9.1%
Corporate Bonds & Notes	9.1%
Short-Term Instruments‡	7.5%
U.S. Government Agencies	5.7%
Other	8.7%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	Class Inception (04/27/2012)
PIMCO Global Multi-Asset Managed Volatility Portfolio Administrative Class	3.91%	3.02%	1.77%
60% MSCI World Index/40% Barclays U.S. Aggregate Index±	1.62%	1.70%	7.99%
MSCI World Index±±	2.63%	1.43%	11.87%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.64% for Administrative Class shares.

± 60% MSCI World Index/40% Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

±± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index.

** Prior to April 30, 2014, the Fund’s secondary benchmark was the 1 Month USD LIBOR Index +5%.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$1,039.10	$1,019.82
Expenses Paid During Period†	$4.93	$4.88
Net Annualized Expense Ratio††	0.98%	0.98%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Global Multi-Asset Managed Volatility Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index with explicit management of overall portfolio volatility. PIMCO uses a three-step approach in seeking to achieve the return and volatility parameters of the Portfolio’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage downside risks and total portfolio volatility. PIMCO evaluates these three steps daily and uses varying combinations of Acquired Funds and/or direct investments to implement the three steps within the Portfolio. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open end investment companies, except funds of funds (collectively, “Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”). The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»	An overweight exposure to European equities added to performance as these securities generally posted positive returns over the reporting period.

»	An overweight exposure to Japanese equities added to performance as these securities generally posted positive returns over the reporting period.

»	An underweight to the euro added to performance as the euro depreciated relative to the U.S. dollar during the reporting period.

»	An overweight exposure to Chinese equities added to performance as these securities generally posted positive returns over the reporting period.

»

An overweight to intermediate duration (or sensitivity to changes in market interest rates) exposure in Germany in the second half of the reporting period detracted from performance as intermediate yields in Germany increased during the reporting period.

»	An overweight to intermediate duration exposure in Germany in the second half of the reporting period detracted from performance as intermediate yields in Germany increased during this time period.

SEMIANNUAL REPORT	JUNE 30, 2015	7

Financial Highlights PIMCO Global Multi-Asset Managed Volatility Portfolio (Consolidated)

Selected Per Share Data for the Year or Period Ended:	06/30/2015+		12/31/2014	12/31/2013	04/27/2012-12/31/2012

Administrative Class
Net asset value beginning of year or period	$9.47		$9.33	$10.17	$10.00
Net investment income (a)	0.06		0.26	0.22	0.24
Net realized/unrealized gain (loss)	0.31		0.20	(0.84)	0.09
Total from Investment Operations	0.37		0.46	(0.62)	0.33
Dividends from net investment income	0.00		(0.29)	(0.09)	(0.16)
Distributions from net realized capital gains	0.00		0.00	(0.06)	0.00
Tax basis return of capital	0.00		(0.03)	(0.07)	0.00
Total distributions	0.00		(0.32)	(0.22)	(0.16)
Net asset value end of year or period	$9.84		$9.47	$9.33	$10.17
Total return	3.91%		4.88%	(6.12)%	3.35%
Net assets end of year or period (000s)	$99,405		$90,566	$77,182	$36,008
Ratio of expenses to average net assets	0.98	%*	0.84%	0.80%	0.77	%*
Ratio of expenses to average net assets excluding waivers	1.26	%*	1.24%	1.23%	1.73	%*
Ratio of expenses to average net assets excluding interest expense	0.97	%*	0.82%	0.80%	0.77	%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.25	%*	1.22%	1.23%	1.73	%*
Ratio of net investment income to average net assets	1.19	%*	2.67%	2.29%	3.48	%*
Portfolio turnover rate	177%		352%	79%	76%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Managed Volatility Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$79,036
Investments in Affiliates	34,057
Financial Derivative Instruments
Exchange-traded or centrally cleared	336
Over the counter	2,246
Deposits with counterparty	2,755
Foreign currency, at value	126
Receivable for Investments sold~	21,213
Receivable for Portfolio shares sold	115
Interest and dividends receivable	410
Dividends receivable from Affiliates	73
Total Assets	140,367

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$11,153
Payable for short sales	14,797
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,051
Over the counter	1,402
Payable for investments purchased~	10,932
Payable for investments in Affiliates purchased	70
Deposits from counterparty	700
Overdraft due to custodian	7
Accrued investment advisory fees	73
Accrued supervisory and administrative fees	5
Accrued servicing fees	13
Accrued reimbursement to PIMCO	1
Other liabilities	2
Total Liabilities	40,206

Net Assets	$100,161

Net Assets Consist of:
Paid in capital	$99,204
Undistributed net investment income	141
Accumulated undistributed net realized gain	2,339
Net unrealized (depreciation)	(1,523)
$100,161

Net Assets:
Administrative Class	$99,405
Advisor Class	756

Shares Issued and Outstanding:
Administrative Class	10,107
Advisor Class	77

Net Asset Value and Redemption Price Per Share Outstanding:
Administrative Class	$9.84
Advisor Class	9.82

Cost of Investments in securities	$79,936
Cost of Investments in Affiliates	$34,273
Cost of Foreign Currency Held	$127
Proceeds Received on Short Sales	$14,842
Cost or Premiums of Financial Derivative Instruments, net	$34

* Includes repurchase agreements of:	$6,639

~	A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Consolidated Statement of Operations PIMCO Global Multi-Asset Managed Volatility Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$347
Dividends, net of foreign taxes*	88
Dividends from Investments in Affiliates	602
Total Income	1,037

Expenses:
Investment advisory fees	493
Supervisory and administrative fees	30
Servicing fees - Administrative Class	71
Distribution and/or servicing fees - Advisor Class	1
Trustee fees	1
Interest expense	3
Miscellaneous expense	2
Total Expenses	601
Waiver and/or Reimbursement by PIMCO	(135)
Net Expenses	466

Net Investment Income	571

Net Realized Gain (Loss):
Investments in securities	(250)
Investments in Affiliates	(464)
Exchange-traded or centrally cleared financial derivative instruments	2,761
Over the counter financial derivative instruments	837
Short sales	(24)
Foreign currency	(128)

Net Realized Gain	2,732

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(466)
Investments in Affiliates	575
Exchange-traded or centrally cleared financial derivative instruments	(715)
Over the counter financial derivative instruments	620
Short sales	93

Net Change in Unrealized Appreciation	107

Net Increase in Net Assets Resulting from Operations	$3,410

* Foreign tax withholdings - Dividends	$4

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Managed Volatility Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase in Net Assets from:

Operations:
Net investment income	$571	$2,239
Net realized gain	2,732	1,279
Net change in unrealized appreciation	107	338

Net Increase in Net Assets Resulting from Operations	3,410	3,856

Distributions to Shareholders:
From net investment income
Administrative Class	0	(2,587)
Advisor Class	0	(8)
Tax basis return of capital
Administrative Class	0	(304)
Advisor Class	0	(1)

Total Distributions	0	(2,900)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	5,859	12,745

Total Increase in Net Assets	9,269	13,701

Net Assets:
Beginning of period	90,892	77,191
End of period*	$100,161	$90,892

* Including undistributed (overdistributed) net investment income of:	$141	$(430)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 78.9%

CORPORATE BONDS & NOTES 10.2%

BANKING & FINANCE 8.2%
Ally Financial, Inc.
2.750% due 01/30/2017		$300	$299
5.500% due 02/15/2017		300	314
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)	EUR	500	621
Banco Santander S.A.
6.250% due 09/11/2021 (d)		700	760
Bankia S.A.
3.500% due 01/17/2019		400	465
Barclays Bank PLC
7.625% due 11/21/2022		$400	456
7.750% due 04/10/2023		400	434
Barclays PLC
8.000% due 12/15/2020 (d)	EUR	200	238
BPCE S.A.
4.625% due 07/11/2024		$300	294
CIT Group, Inc.
5.000% due 05/15/2017		200	207
Credit Agricole S.A.
7.875% due 01/23/2024 (d)		400	410
8.125% due 09/19/2033		200	221
Credit Suisse AG
6.500% due 08/08/2023		200	219
Evergrande Real Estate Group Ltd.
12.000% due 02/17/2020		300	298
General Motors Financial Co., Inc.
2.625% due 07/10/2017		200	202
2.750% due 05/15/2016		200	202
3.500% due 07/10/2019		200	204
4.750% due 08/15/2017		100	106
HBOS PLC
0.982% due 09/30/2016		200	200
International Lease Finance Corp.
5.750% due 05/15/2016		100	103
8.750% due 03/15/2017		300	329
KBC Bank NV
8.000% due 01/25/2023		200	219
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	200	325
Rabobank Group
8.375% due 07/26/2016 (d)		$900	943
8.400% due 06/29/2017 (d)		100	108

			8,177

INDUSTRIALS 1.5%
HCA, Inc.
6.500% due 02/15/2016		400	413
Longfor Properties Co. Ltd.
6.750% due 01/29/2023		300	297
MGM Resorts International
10.000% due 11/01/2016		400	436
Sunac China Holdings Ltd.
8.750% due 12/05/2019		300	298
Time Warner Cable, Inc.
5.850% due 05/01/2017		100	107

			1,551

UTILITIES 0.5%
AT&T, Inc.
0.702% due 03/30/2017		100	100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sprint Communications, Inc.
9.125% due 03/01/2017		$400	$434

			534

Total Corporate Bonds & Notes (Cost $10,489)			10,262

U.S. GOVERNMENT AGENCIES 6.4%
Fannie Mae
3.000% due 07/01/2045		5,000	4,970
3.500% due 07/01/2045		1,400	1,440

Total U.S. Government Agencies (Cost $6,400)			6,410

U.S. TREASURY OBLIGATIONS 37.0%
U.S. Treasury Bonds
2.500% due 02/15/2045 (g)		2,490	2,181
3.000% due 11/15/2044		200	195
3.000% due 05/15/2045		450	439
U.S. Treasury Floating Rate Notes
0.089% due 04/30/2017 †		100	100
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2020		3,091	3,115
0.250% due 01/15/2025		499	489
0.750% due 02/15/2045 (i)		1,708	1,549
1.250% due 07/15/2020		1,085	1,160
1.375% due 02/15/2044		964	1,022
1.875% due 07/15/2015		243	244
2.125% due 02/15/2040		205	251
2.125% due 02/15/2041		147	181
2.375% due 01/15/2025		5,133	6,031
2.500% due 07/15/2016		94	97
2.500% due 01/15/2029		1,366	1,681
U.S. Treasury Notes
1.500% due 05/31/2020 (g)		3,500	3,478
1.625% due 04/30/2019 (j)		1,900	1,920
1.625% due 06/30/2020		1,600	1,599
1.750% due 03/31/2022 (g)		5,300	5,199
1.875% due 05/31/2022 (g)		2,200	2,174
2.000% due 06/30/2022		1,000	1,003
2.125% due 12/31/2021		2,900	2,920

Total U.S. Treasury Obligations (Cost $37,520)			37,028

MORTGAGE-BACKED SECURITIES 0.3%
Grifonas Finance PLC
0.394% due 08/28/2039	EUR	57	34
Marche Mutui SRL
0.419% due 02/25/2055		60	65
2.248% due 01/27/2064		135	154
Marche SRL
0.398% due 10/27/2065		48	54

Total Mortgage-Backed Securities (Cost $320)			307

ASSET-BACKED SECURITIES 0.1%
Countrywide Asset-Backed Certificates
0.287% due 08/25/2037		$1	1
Lehman XS Trust
0.985% due 10/25/2035		89	83

Total Asset-Backed Securities (Cost $78)			84

SOVEREIGN ISSUES 10.3%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	200	122

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2019 (b)	BRL	700	$147
France Government Bond
0.250% due 07/25/2018 (c)	EUR	625	725
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2021 (c)		2,128	2,574
2.350% due 09/15/2024 (c)		201	248
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	4,143	284
4.000% due 11/08/2046 (c)		2,187	151
4.500% due 12/04/2025 (c)		14,710	1,072
Republic of Germany
0.750% due 04/15/2018 (c)	EUR	213	248
Slovenia Government International Bond
5.850% due 05/10/2023		$200	227
United Kingdom Gilt
0.125% due 03/22/2024 (c)	GBP	2,660	4,523

Total Sovereign Issues (Cost $10,388)			10,321

		SHARES
COMMON STOCKS 4.1%

CONSUMER DISCRETIONARY 0.5%
Orbitz Worldwide, Inc. (a)(i)		42,909	490
SFX Entertainment, Inc. (a)		5,992	27

			517

ENERGY 0.6%
Dresser-Rand Group, Inc. (a)		6,975	594

FINANCIALS 0.3%
HCC Insurance Holdings, Inc.		4,345	334

HEALTH CARE 1.0%
Catamaran Corp. (a)		5,462	333
Hospira, Inc. (a)(i)		3,765	334
Omnicare, Inc.		3,544	334

			1,001

INDUSTRIALS 0.7%
Koninklijke Philips Electronics NV		75	2
Pall Corp. (i)		2,679	333
Polypore International, Inc. (a)(i)		6,821	409

			744

INFORMATION TECHNOLOGY 0.6%
Altera Corp.		6,529	334
iGate Corp. (a)		4,942	236

			570

MATERIALS 0.4%
Sigma-Aldrich Corp. (i)		2,495	348

UTILITIES 0.0%
Pepco Holdings, Inc.		169	4

Total Common Stocks (Cost $4,127)			4,112

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 2.4%
iShares MSCI EAFE ETF	17,190	$1,091
Vanguard FTSE Emerging Markets ETF	32,244	1,318

Total Exchange-Traded Funds (Cost $2,393)		2,409

REAL ESTATE INVESTMENT TRUSTS 1.5%

FINANCIALS 1.5%
American Capital Agency Corp. (i)	79,669	1,464

Total Real Estate Investment Trusts (Cost $1,582)		1,464

SHORT-TERM INSTRUMENTS 6.6%

REPURCHASE AGREEMENTS (f) 6.6%
		6,639

Total Short-Term Instruments (Cost $6,639)		6,639

Total Investments in Securities (Cost $79,936)		79,036

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 34.0%

MUTUAL FUNDS (e) 30.7%
PIMCO Capital Securities and Financials Fund	100,000	$987
PIMCO Emerging Markets Corporate Bond Fund	93,987	1,000
PIMCO Income Fund	1,099,948	13,595
PIMCO Mortgage Opportunities Fund	178,853	1,991
PIMCO StocksPLUS® Fund	920,885	8,757
PIMCO TRENDS Managed Futures Strategy Fund	436,649	4,454

Total Mutual Funds (Cost $30,920)		30,784

EXCHANGE-TRADED FUNDS 1.5%
PIMCO Diversified Income Active Exchange-Traded Fund	15,200	747
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	15,900	698

Total Exchange-Traded Funds (Cost $1,525)		1,445

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.8%
PIMCO Short-Term Floating NAV Portfolio III	184,301	$1,828

Total Short-Term Instruments (Cost $1,828)		1,828

Total Investments in Affiliates (Cost $34,273)		34,057

Total Investments 112.9% (Cost $114,209)		$113,093

Financial Derivative Instruments (h)(k) 0.1% (Cost or Premiums, net $34)		129

Other Assets and Liabilities, net (13.0%)		(13,061)

Net Assets 100.0%		$100,161

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS, SHARES AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio IV, Ltd., which is a 100% owned subsidiary of the Portfolio.
(a)	Security did not produce income within the last twelve months.
(b)	Zero coupon bond.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BPG	0.250% †	06/30/2015	07/01/2015	$700	Fannie Mae 4.000% due 09/01/2042	$(729)	$700	$700
DEU	0.140% †	06/30/2015	07/01/2015	5,200	U.S. Treasury Notes 2.625% due 11/15/2020	(5,310)	5,200	5,200
SSB	0.000% †	06/30/2015	07/01/2015	739	Fannie Mae 2.200% - 2.260% due 10/17/2022	(759)	739	739

Total Repurchase Agreements						$(6,798)	$6,639	$6,639

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.180%	06/23/2015	07/09/2015	$(1,139)	$(1,139)
	0.250%	06/29/2015	07/02/2015	(3,478)	(3,478)
GRE	0.400%	06/19/2015	07/08/2015	(2,175)	(2,176)
	0.580%	06/30/2015	07/07/2015	(1,869)	(1,869)
JPS	0.120%	06/24/2015	07/15/2015	(1,052)	(1,051)
	0.150%	06/30/2015	07/07/2015	(1,264)	(1,264)
	0.300%	06/19/2015	07/09/2015	(176)	(176)

Total Reverse Repurchase Agreements					$(11,153)

(2)

As of June 30, 2015, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended June 30, 2015 was $2,290 at a weighted average interest rate of 0.080%.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	07/01/2045	$6,000	$(6,008)	$(5,964)
Fannie Mae	3.500%	07/01/2045	3,400	(3,512)	(3,497)
Fannie Mae	4.000%	07/01/2045	3,000	(3,166)	(3,175)
Fannie Mae	4.500%	07/01/2045	2,000	(2,156)	(2,161)

Total Short Sales				$(14,842)	$(14,797)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(g)	Securities with an aggregate market value of $11,133 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
PIMCO Global Multi-Asset Managed Volatility Portfolio
Global/Master Repurchase Agreement
BOS	$0	$(4,617)	$0	$(4,617)	$4,617	$0
GRE	0	(4,045)	0	(4,045)	4,037	(8)
JPS	0	(2,491)	0	(2,491)	2,479	(12)
SSB	541	0	0	541	(553)	(12)

PIMCO Cayman Commodity Portfolio IV, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BPG	700	0	0	700	(729)	(29)
DEU	5,200	0	0	5,200	(5,310)	(110)
SSB	198	0	0	198	(206)	(8)

Total Borrowings and Other Financing Transactions	$6,639	$(11,153)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE iShares MSCI Emerging Markets Index Fund	$41.000	07/17/2015	250	$8	$5

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME 90-Day Eurodollar December Futures	$99.375	12/14/2015	25	$4	$3

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE S&P 500 Index	2,135.000	07/17/2015	15	$19	$3
Call - EUREX EURO STOXX 50 Index	3,625.000	07/17/2015	124	118	38

				$137	$41

Total Purchased Options				$149	$49

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - NYMEX Natural Gas August Futures †	$3.050	07/28/2015	1	$(1)	$(1)

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE iShares MSCI Emerging Markets Index Fund	$38.000	07/17/2015	250	$(4)	$(5)
Put - CBOE iShares MSCI Emerging Markets Index Fund	39.000	07/17/2015	250	(9)	(12)

				$(13)	$(17)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$124.000	08/21/2015	6	$(5)	$(3)
Call - CBOT U.S. Treasury 10-Year Note September Futures	127.000	08/21/2015	6	(4)	(4)

				$(9)	$(7)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	2,020.000	07/17/2015	15	$(17)	$(26)
Put - EUREX EURO STOXX 50 Index	3,350.000	07/17/2015	62	(28)	(51)
Put - EUREX EURO STOXX 50 Index	3,450.000	07/17/2015	62	(29)	(81)
Call - EUREX EURO STOXX 50 Index	3,750.000	07/17/2015	124	(47)	(10)

				$(121)	$(168)

Total Written Options				$(144)	$(193)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	141	$(28)	$0	$0
90-Day Eurodollar December Futures	Short	12/2016	64	(22)	2	0
90-Day Eurodollar June Futures	Short	06/2016	48	(24)	1	0
90-Day Eurodollar March Futures	Short	03/2016	89	(35)	1	0
90-Day Eurodollar September Futures	Short	09/2016	74	(37)	2	0
Brent Crude November Futures †	Long	10/2015	10	(14)	14	0
Call Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond September Futures	Long	08/2015	13	(1)	7	0
Call Options Strike @ EUR 157.500 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	13	1	0	(2)
E-mini NASDAQ 100 Index September Futures	Long	09/2015	28	(41)	7	0
E-mini S&P 500 Index September Futures	Long	09/2015	191	(343)	37	0
EURO STOXX 50 September Futures	Long	09/2015	139	(155)	0	(290)
Euro-Bobl September Futures	Long	09/2015	1	(1)	1	0
Euro-BTP Italy Government Bond September Futures	Long	09/2015	12	(11)	11	(38)
FTSE 100 Index September Futures	Long	09/2015	22	(94)	0	(73)
Hang Seng China Enterprises Index July Futures	Long	07/2015	55	(177)	97	(139)
Henry Hub Natural Gas Swap April Futures †	Long	03/2016	6	0	0	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2016	12	2	0	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	12	10	0	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2016	6	2	0	0
Henry Hub Natural Gas Swap January Futures †	Long	12/2015	6	3	0	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2016	12	2	0	0
Henry Hub Natural Gas Swap June Futures †	Long	05/2016	6	0	0	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2016	6	2	0	0
Henry Hub Natural Gas Swap May Futures †	Long	04/2016	6	0	0	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	12	5	0	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2016	12	3	0	0
Henry Hub Natural Gas Swap September Futures †	Long	08/2016	12	2	0	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Mini MSCI Emerging Markets Index September Futures	Long	09/2015	17	$(7)	$12	$0
Nikkei 225 Index September Futures	Long	09/2015	6	(2)	3	(14)
Nikkei Index 400 September Futures	Long	09/2015	433	(88)	28	(152)
Put Options Strike @ EUR 147.000 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	13	3	5	0
RBOB Gasoline November Futures †	Short	10/2015	10	22	0	(14)
U.S. Treasury 5-Year Note September Futures	Short	09/2015	9	1	0	0
U.S. Treasury 10-Year Note September Futures	Long	09/2015	82	(71)	0	(3)
U.S. Treasury 30-Year Bond September Futures	Short	09/2015	22	26	2	0
U.S. Treasury Ultra Long-Term Bond September Futures	Long	09/2015	7	(19)	0	0
Volatility S&P 500 Index November Futures	Short	11/2015	8	(5)	0	0
VSTOXX Mini November Futures	Long	11/2015	69	3	3	0
WTI Crude December Futures †	Short	11/2015	15	(23)	0	(17)
WTI Crude December Futures †	Long	11/2016	15	7	13	0

Total Futures Contracts				$(1,104)	$246	$(742)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
iTraxx Europe 23 5-Year Index	1.000%	06/20/2020	EUR	3,100	$43	$(22)	$0	$(14)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.300%	05/06/2017	$	8,900	$(13)	$(13)	$1	$0
Receive	3-Month USD-LIBOR	1.500%	12/16/2017		3,200	(17)	(2)	0	0
Pay	3-Month USD-LIBOR	2.000%	12/16/2020		800	(1)	2	0	0
Receive	3-Month USD-LIBOR	2.250%	12/16/2022		3,600	15	(15)	2	0
Receive	3-Month USD-LIBOR	2.500%	12/16/2025		1,600	13	(12)	1	0
Receive	3-Month USD-LIBOR	2.750%	12/16/2045		3,100	158	(39)	8	0
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	1,100	55	68	0	(13)
Receive	6-Month GBP-LIBOR	1.250%	06/17/2017	GBP	2,500	(12)	12	0	(5)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		2,920	89	(23)	0	(52)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2045		780	103	105	0	(28)
Receive	6-Month JPY-LIBOR	1.000%	03/20/2024	JPY	140,000	(48)	(15)	0	(2)
Receive	28-Day MXN-TIIE	4.035%	02/03/2017	MXN	36,900	(2)	(11)	0	(2)
Pay	28-Day MXN-TIIE	5.430%	11/17/2021		39,200	(45)	(35)	18	0
Pay	28-Day MXN-TIIE	5.750%	12/06/2021		19,500	0	10	9	0

						$295	$32	$39	$(102)

Total Swap Agreements						$338	$10	$39	$(116)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(i)	Securities with an aggregate market value of $3,214 have been pledged as collateral as of June 30, 2015 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(j)	Securities with an aggregate market value of $880 and cash of $2,755 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
PIMCO Global Multi-Asset Managed Volatility Portfolio (2)	$49	$221	$40	$310	$(192)	$(711)	$(116)	$(1,019)
PIMCO Cayman Commodity Portfolio IV, Ltd. (Subsidiary) (2)	0	26	0	26	(1)	(31)	0	(32)

Total Exchange-Traded or Centrally Cleared	$49	$247	$40	$336	$(193)	$(742)	$(116)	$(1,051)

(1)	Unsettled variation margin asset of $1 for closed futures and asset of $1 for closed swap agreements is outstanding at period end.
(2)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2015		AUD	2,010	$		1,549	$0	$(2)
	07/2015		BRL	1,360			439	1	0
	07/2015		MXN	1,042			66	0	0
	07/2015	$		492		BRL	1,360	0	(54)
	07/2015			383		INR	24,920	8	0
	07/2015			5,414		JPY	669,987	61	0
	08/2015			1,546		AUD	2,010	2	0
	08/2015			471		SEK	3,930	3	0

BPS	07/2015		BRL	4,992	$		1,617	11	0
	07/2015		CLP	81,347			132	5	0
	07/2015		JPY	633,587			5,112	0	(65)
	07/2015		MXN	6,870			443	6	0
	07/2015	$		1,609		BRL	4,992	0	(3)
	08/2015			857			2,690	0	(2)
	08/2015			5,114		JPY	633,587	65	0
	09/2015		PEN	217	$		69	2	0

BRC	07/2015		TWD	12,935			422	3	0
	07/2015	$		492		INR	31,232	0	(2)
	07/2015		ZAR	3,570	$		292	0	0

CBK	07/2015		BRL	2,400			871	99	0
	07/2015		CAD	2,726			2,209	27	0
	07/2015		EUR	2,199			2,394	0	(58)
	07/2015	$		769		BRL	2,400	4	(1)
	07/2015			279		CAD	350	1	0
	07/2015			1,012		EUR	893	0	(16)
	08/2015			2,208		CAD	2,726	0	(26)
	08/2015			256		DKK	1,670	0	(7)
	08/2015			993		NOK	7,810	2	0
	08/2015			144		SEK	1,200	0	0
	09/2015		HKD	3,108	$		401	0	0
	09/2015	$		159		HKD	1,231	0	0
	09/2015			898		MXN	14,195	0	(1)
	01/2016		BRL	453	$		136	0	(1)

DUB	07/2015			8,067			2,828	233	0
	07/2015		KRW	2,696,079			2,466	59	0
	07/2015		MXN	356			23	1	0
	07/2015		TRY	410			147	0	(4)
	07/2015	$		2,589		BRL	8,067	10	(4)
	08/2015		NOK	7,772	$		1,052	62	0
	08/2015	$		232		CHF	218	1	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
FBF	07/2015		MXN	7,165	$		469	$14	$0
	09/2015		CNY	595			97	0	0

GLM	07/2015		BRL	965			311	1	0
	07/2015		MXN	9,591			629	19	0
	07/2015		PHP	5,228			117	1	0
	07/2015	$		1,554		AUD	2,010	0	(3)
	07/2015			306		BRL	965	4	0
	07/2015			1,913		CAD	2,376	0	(10)
	08/2015		EUR	1,114	$		1,247	5	0
	08/2015	$		1,898		CHF	1,771	0	(1)
	08/2015			201		JPY	24,900	2	0
	08/2015			1,119		NOK	8,705	0	(10)

HUS	07/2015		COP	166,520	$		65	1	0
	07/2015		EUR	1,435			1,599	0	0
	07/2015		MXN	661			43	1	0
	07/2015	$		259		SGD	353	2	0
	08/2015		NOK	7,615	$		1,009	38	0
	08/2015	$		1,600		EUR	1,435	0	0

JPM	07/2015		BRL	2,400	$		774	2	0
	07/2015		EUR	590			667	10	0
	07/2015		HUF	2,862			10	0	0
	07/2015		PLN	392			104	0	0
	07/2015	$		807		BRL	2,400	0	(35)
	07/2015			1,921		EUR	1,739	18	0
	07/2015			556		GBP	364	16	0
	07/2015			120		JPY	14,800	1	0
	07/2015			1,556		KRW	1,705,843	0	(33)
	08/2015		THB	4,717	$		141	1	0
	04/2016		BRL	6,439			2,010	121	0

MSB	07/2015			265			85	0	0
	07/2015		RUB	13,376			237	0	(5)
	07/2015	$		84		BRL	265	1	0
	07/2015			245		RUB	13,376	0	(3)
	08/2015		EUR	3,943	$		4,432	34	0
	08/2015		RUB	13,376			242	3	0

NGF	07/2015		MXN	19,881			1,286	22	0

SCX	07/2015		BRL	7,159			2,307	5	0
	07/2015	$		2,357		BRL	7,159	0	(55)
	07/2015			2,923		MXN	45,566	0	(25)
	08/2015			910		IDR	12,308,352	0	0
	09/2015		HKD	2,942	$		379	0	0
	09/2015		MXN	45,566			2,906	25	0

UAG	07/2015		GBP	599			911	0	(30)
	07/2015		JPY	51,200			416	0	(3)
	07/2015	$		1,768		EUR	1,592	18	(12)
	08/2015		MYR	624	$		166	0	0
	08/2015	$		104		GBP	66	0	0
	08/2015			281		INR	18,096	2	0

Total Forward Foreign Currency Contracts								$1,033	$(471)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
GLM	Put - OTC USD versus CNH	CNH	6.244	05/12/2016	$4,987	$23	$22

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$	2,800	$49	$16

CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950%	12/15/2015		3,000	4	3
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.200%	07/29/2016		1,000	43	1

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		1,900	75	31

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950%	12/15/2015	$	4,800	$6	$5
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.800%	01/19/2016		4,000	6	4
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020		3,600	76	20
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		500	21	8
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.865%	08/11/2015		600	10	24
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050%	08/11/2015		1,900	30	37
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017		1,100	154	171

								$474	$320

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
CBK	Call - OTC MSCI Emerging Markets Index	995.480	07/17/2015	$	1	$8	$6

FBF	Call - OTC EURO STOXX 50 Index	3,275.000	12/20/2019	EUR	57	192	316
	Call - OTC EURO STOXX 50 Index	3,650.000	12/20/2019		0	130	151

JPM	Call - OTC EURO STOXX 50 Index	3,400.000	12/20/2019		1	171	286

						$501	$759

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
MYI	Call - OTC Fannie Mae 3.500% due 07/01/2045	$	111.000	07/07/2015	$3,000	$0	$0

Total Purchased Options						$998	$1,101

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015	EUR	300	$(1)	$(1)

BRC	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		200	0	(1)
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		400	(1)	(2)

CBK	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	08/19/2015		100	0	0

FBF	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		200	0	(1)

GST	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		300	(1)	(1)
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		2,100	(3)	(7)

JPM	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		300	(1)	(1)

SOG	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		400	(1)	(1)

							$(8)	$(15)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Call - OTC EUR versus USD	$	1.150	07/02/2015	EUR 570	$(2)	$0
	Put - OTC EUR versus USD		1.110	07/20/2015	847	(4)	(10)
	Call - OTC EUR versus USD		1.170	07/20/2015	847	(5)	(1)

BRC	Call - OTC EUR versus USD		1.150	07/15/2015	290	(2)	(1)

DUB	Call - OTC USD versus BRL	BRL	2.680	07/01/2015	$ 360	(9)	(50)

FBF	Put - OTC USD versus BRL		2.950	07/13/2015	1,130	(9)	0
	Call - OTC USD versus BRL		4.000	03/17/2016	1,900	(80)	(31)

UAG	Call - OTC EUR versus USD	$	1.150	07/02/2015	EUR 520	(3)	0

						$(114)	$(93)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (2)	Notional Amount	Premiums (Received)	Market Value
DUB	Cap - OTC CPURNSA Index	236.119	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/01/2016	$200	$0	$0

JPM	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	100	(1)	0
	Cap - OTC YOY CPURNSA Index	233.707	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	04/10/2020	800	0	1
	Floor - OTC YOY CPURNSA Index	234.81	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	1,000	(11)	(11)
	Floor - OTC YOY CPURNSA Index	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020	800	0	2

						$(12)	$(8)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.050%	07/13/2015	$	1,400	$(6)	$0

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.950%	07/13/2015		1,900	(7)	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350%	09/30/2015		1,900	(12)	(18)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	09/30/2015		1,900	(16)	(12)

GLM	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750%	08/20/2015	GBP	400	(4)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.400%	08/20/2015		400	(4)	(3)

JPM	Call - OTC 5-Year Interest Rate Swap (Effective 09/16/2020)	3-Month USD-LIBOR	Receive	2.910%	09/14/2015	$	1,700	(5)	(5)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.900%	09/09/2015	GBP	400	(4)	(3)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.520%	01/19/2016	$	4,000	(3)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.660%	01/19/2016		4,000	(4)	(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.950%	07/13/2015		3,400	(12)	(4)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017		4,600	(153)	(154)
	Call - OTC 5-Year Interest Rate Swap (Effective 09/16/2020)	3-Month USD-LIBOR	Receive	2.910%	09/14/2015		4,200	(16)	(13)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.365%	08/11/2015		600	(10)	(1)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	08/11/2015		1,900	(30)	(5)

								$(286)	$(224)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
GST	Put - OTC Gold 100 oz. October Futures †	$	90.000	09/08/2015	$ 1	$(11)	$(16)
	Put - OTC Gold 100 oz. October Futures †		90.000	09/09/2015	0	(3)	(4)

						$(14)	$ (20)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC MSCI Emerging Markets Index	932.040	07/17/2015	$ 1	$(8)	$(5)

FBF	Put - OTC EURO STOXX 50 Index	2,200.000	12/20/2019	EUR 57	(197)	(112)
	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019	0	(128)	(85)

JPM	Put - OTC EURO STOXX 50 Index	2,100.000	12/20/2019	57	(179)	(96)

					$(512)	$(298)

Total Written Options					$(946)	$(658)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD	Notional Amount in BRL	Notional Amount in EUR	Notional Amount in GBP	Notional Amount in HKD	Premiums
Balance at Beginning of Period	2,303	$10,160	AUD 0	BRL 0	EUR 2,114	GBP 0	HKD 0	$(1,202)
Sales	2,503	42,430	2,552	37	21,511	1,200	137	(1,205)
Closing Buys	(711)	(6,032)	(2,552)	(32)	(700)	0	0	397
Expirations	(3,313)	(8,546)	0	(5)	(9,137)	0	(137)	882
Exercised	(6)	(220)	0	0	(6,300)	0	0	38

Balance at End of Period	776	$37,792	AUD 0	BRL 0	EUR 7,488	GBP 1,200	HKD 0	$(1,090)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Pay	GOLDLNPM Index †	$1,170.500	11/18/2015	1,000	$0	$(3)	$0	$(3)
	Receive	PLTMLNPM Index †	1,100.000	11/18/2015	1,000	0	(18)	0	(18)

						$0	$(21)	$0	$(21)

CREDIT DEFAULT SWAPS ON SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BRC	Italy Government International Bond	1.000%	12/20/2016	0.667%	$ 200	$(1)	$2	$1	$0

CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.395%	100	(2)	4	2	0
	Indonesia Government International Bond	1.000%	12/20/2019	1.481%	300	(7)	1	0	(6)

DUB	Indonesia Government International Bond	1.000%	12/20/2019	1.481%	500	(12)	2	0	(10)
	Italy Government International Bond	1.000%	12/20/2016	0.667%	200	(1)	2	1	0
	Spain Government International Bond	1.000%	12/20/2016	0.522%	200	0	2	2	0

MYC	Spain Government International Bond	1.000%	12/20/2016	0.522%	200	0	1	1	0

						$(23)	$14	$7	$(16)

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	100	$(3)	$6	$3	$0
	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	300	0	0	0	0
	Receive	1-Year BRL-CDI	11.680%	01/04/2021		300	2	0	2	0

BPS	Pay	1-Year BRL-CDI	13.030%	01/02/2018		6,800	(3)	3	0	0

BRC	Pay	1-Year BRL-CDI	13.030%	01/02/2018		2,400	0	0	0	0

CBK	Pay	1-Month GBP-UKRPI	3.190%	04/15/2030	GBP	400	0	(17)	0	(17)
	Pay	1-Month GBP-UKRPI	3.350%	05/15/2030		100	0	(1)	0	(1)

DUB	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	1,700	(2)	2	0	0
	Receive	3-Month USD-CPURNSA Index	0.070%	12/22/2015	$	800	0	1	1	0
	Pay	3-Month USD-CPURNSA Index	1.485%	11/19/2016		3,600	0	(53)	0	(53)
	Pay	3-Month USD-CPURNSA Index	1.480%	11/20/2016		900	0	(13)	0	(13)
	Pay	3-Month USD-CPURNSA Index	1.473%	11/21/2016		700	0	(10)	0	(10)
	Pay	3-Month USD-CPURNSA Index	2.065%	05/12/2025		2,000	0	(11)	0	(11)
	Pay	28-Day MXN-TIIE	5.840%	09/14/2021	MXN	33,000	(7)	19	12	0

FBF	Pay	1-Month GBP-UKRPI	3.353%	05/15/2030	GBP	100	0	0	0	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		400	(12)	25	13	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		100	0	6	6	0
	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	11,100	(3)	2	0	(1)

GLM	Pay	1-Month GBP-UKRPI	3.358%	04/15/2035	GBP	100	0	(4)	0	(4)
	Receive	1-Year BRL-CDI	11.680%	01/04/2021	BRL	1,700	12	0	12	0

HUS	Pay	1-Year BRL-CDI	13.220%	01/02/2018		6,100	0	2	2	0
	Receive	1-Year BRL-CDI	12.230%	01/04/2021		100	0	0	0	0

JPM	Pay	1-Year BRL-CDI	13.030%	01/02/2018		2,900	(4)	4	0	0

MYC	Pay	1-Month GBP-UKRPI	3.320%	05/15/2030	GBP	300	0	(4)	0	(4)
	Pay	1-Month GBP-UKRPI	3.400%	06/15/2030		2,800	9	0	9	0
	Receive	1-Year BRL-CDI	11.680%	01/04/2021	BRL	1,200	11	(3)	8	0

RYL	Pay	3-Month USD-CPURNSA Index	1.550%	11/05/2016	$	1,200	0	(20)	0	(20)

							$0	$(66)	$68	$(134)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	TPNBNK Index	777,129	3-Month USD-LIBOR plus a specified spread	05/18/2016	JPY	184,218	$(12)	$0	$(12)

FBF	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043	$	975	1	1	0

JPM	Receive	EURO STOXX Banks Index	11,391	1-Month USD-LIBOR plus a specified spread	05/16/2016	EUR	2,598	(90)	0	(90)

								$(101)	$1	$(102)

(6)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
GST	Pay	S&P 500 Index (6)	7.156%	12/18/2015	$	224	$0	$12	$12	$0
	Receive	SPGCCLP Index (6)	8.644%	05/17/2017		486	0	9	9	0

SOG	Pay	Nikkei 225 Index (6)	1.850%	12/09/2016		230,659	0	3	3	0
	Pay	Nikkei 225 Index (6)	2.000%	12/09/2016		474,991	0	7	7	0
	Pay	S&P 500 Index (6)	5.617%	05/17/2017		844	0	5	5	0

							$0	$36	$36	$0

Total Swap Agreements							$(23)	$(138)	$112	$(273)

(6)	Variance Swap

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of June 30, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (7)
PIMCO Global Multi-Asset Managed Volatility Portfolio
BOA	$75	$16	$5	$96	$(56)	$0	$(12)	$(68)	$28	$0	$28
BPS	89	0	0	89	(70)	(12)	0	(82)	7	0	7
BRC	3	0	1	4	(2)	(4)	0	(6)	(2)	0	(2)
CBK	133	10	2	145	(110)	(5)	(24)	(139)	6	0	6
DUB	366	0	16	382	(8)	(82)	(97)	(187)	195	(160)	35
FBF	14	467	20	501	0	(229)	(1)	(230)	271	(280)	(9)
GLM	32	22	12	66	(24)	(4)	(4)	(32)	34	0	34
GST	0	0	21	21	0	(8)	0	(8)	13	0	13
HUS	42	0	2	44	0	0	0	0	44	0	44
JPM	169	317	0	486	(68)	(113)	(90)	(271)	215	(260)	(45)
MSB	38	0	0	38	(8)	0	0	(8)	30	0	30
MYC	0	269	18	287	0	(180)	(4)	(184)	103	0	103
NGF	22	0	0	22	0	0	0	0	22	0	22
RYL	0	0	0	0	0	0	(20)	(20)	(20)	0	(20)
SCX	30	0	0	30	(80)	0	0	(80)	(50)	0	(50)
SOG	0	0	15	15	0	(1)	0	(1)	14	0	14
UAG	20	0	0	20	(45)	0	0	(45)	(25)	0	(25)

PIMCO Cayman Commodity Portfolio IV, Ltd. (Subsidiary)
BPS	0	0	0	0	0	0	(21)	(21)	(21)	0	(21)
GST	0	0	0	0	0	(20)	0	(20)	(20)	0	(20)

Total Over the Counter	$1,033	$1,101	$112	$2,246	$(471)	$(658)	$(273)	$(1,402)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$46	$0	$3	$49
Futures	26	0	189	0	32	247
Swap Agreements	0	0	0	0	40	40

	$26	$0	$235	$0	$75	$336

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,033	$0	$1,033
Purchased Options	0	0	759	22	320	1,101
Swap Agreements	9	7	27	0	69	112

	$9	$7	$786	$1,055	$389	$2,246

	$35	$7	$1,021	$1,055	$464	$2,582

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$1	$0	$185	$0	$7	$193
Futures	104	0	595	0	43	742
Swap Agreements	0	14	0	0	102	116

	$105	$14	$780	$0	$152	$1,051

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$471	$0	$471
Written Options	20	15	298	93	232	658
Swap Agreements	21	16	102	0	134	273

	$41	$31	$400	$564	$366	$1,402

	$146	$45	$1,180	$564	$518	$2,453

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(14)	$0	$(704)	$0	$0	$(718)
Written Options	55	0	743	0	19	817
Futures	126	0	2,963	0	(148)	2,941
Swap Agreements	0	14	0	0	(293)	(279)

	$167	$14	$3,002	$0	$(422)	$2,761

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$526	$0	$526
Purchased Options	0	0	0	(14)	(1)	(15)
Written Options	(9)	5	77	67	45	185
Swap Agreements	0	16	(36)	0	161	141

	$(9)	$21	$41	$579	$205	$837

	$158	$35	$3043	$579	$(217)	$3,598

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	23

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

June 30, 2015 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$484	$0	$(1)	$483
Written Options	8	0	(389)	0	1	(380)
Futures	59	0	(1,203)	0	(303)	(1,447)
Swap Agreements	0	(15)	0	0	644	629

	$67	$(15)	$(1,108)	$0	$341	$(715)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$130	$0	$130
Purchased Options	0	0	221	(1)	44	264
Written Options	(6)	(9)	145	30	15	175
Swap Agreements	(12)	(15)	23	0	55	51

	$(18)	$(24)	$389	$159	$114	$620

	$49	$(39)	$(719)	$159	$455	$(95)

FAIR VALUE MEASUREMENTS

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$8,177	$0	$8,177
Industrials	0	1,551	0	1,551
Utilities	0	534	0	534
U.S. Government Agencies	0	6,410	0	6,410
U.S. Treasury Obligations	0	37,028	0	37,028
Mortgage-Backed Securities	0	307	0	307
Asset-Backed Securities	0	84	0	84
Sovereign Issues	0	10,321	0	10,321
Common Stocks
Consumer Discretionary	517	0	0	517
Energy	594	0	0	594
Financials	334	0	0	334
Health Care	1,001	0	0	1,001
Industrials	744	0	0	744
Information Technology	570	0	0	570
Materials	348	0	0	348
Utilities	4	0	0	4
Exchange-Traded Funds	2,409	0	0	2,409
Real Estate Investment Trusts
Financials	1,464	0	0	1,464
Short-Term Instruments
Repurchase Agreements	0	6,639	0	6,639
	$7,985	$71,051	$0	$79,036

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Affiliates, at Value
Mutual Funds	$32,612	$0	$0	$32,612
Exchange-Traded Funds	1,445	0	0	1,445
	$34,057	$0	$0	$34,057

Total Investments	$42,042	$71,051	$0	$113,093

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(14,797)	$0	$(14,797)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	249	85	0	334
Over the counter	0	2,236	10	2,246
	$249	$2,321	$10	$2,580

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(743)	(308)	0	(1,051)
Over the counter	(5)	(1,377)	(20)	(1,402)
	$(748)	$(1,685)	$(20)	$(2,453)

Totals	$41,543	$56,890	$(10)	$98,423

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2015 (Unaudited)

1. ORGANIZATION

The PIMCO Global Multi-Asset Managed Volatility Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Act, equity securities, fixed income instruments, forwards and derivatives. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the Act, or any exemptive relief therefrom. The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Portfolio seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Portfolio will typically invest 50% to 70%, and under normal circumstances will invest a minimum of 20%, of its total assets in equity-related investments (including investment in common stock, preferred securities, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in the Portfolio’s prospectus, and in other equity-related Acquired Funds as defined under Important Information About the Portfolio). The Portfolio may invest up to 5% of its total assets in real estate investment trusts. With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Portfolio may invest. The Portfolio may invest up to 25% of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Portfolio IV, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “GMAMV Subsidiary”), and the PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds). The GMAMV Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of fixed income instruments. The GMAMV Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio may invest up to 5% of its total assets in the GMAMV Subsidiary. The Underlying PIMCO Funds and other affiliated and unaffiliated funds in which the Portfolio may invest are collectively referred to as “Acquired Funds.” The Portfolio is classified as “non-diversified” for purposes of the Act because it may invest in a limited number of Acquired Funds and other investments. However, since certain of the Acquired Funds in which the Portfolio may invest are classified as diversified for purposes of the Act, the Portfolio may indirectly diversify its portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

interest income or net change in unrealized appreciation/depreciation on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio.

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by

Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Consolidated Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

(b) Investments in Affiliates

The Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Underlying PIMCO Funds or Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Capital Securities and Financials Fund	$0	$1,000	$0	$0	$(13)	$987	$0	$0
PIMCO Diversified Income Active Exchange-Traded Fund	745	0	0	0	2	747	16	0
PIMCO Emerging Markets Corporate Bond Fund	1,422	29	(460)	(51)	60	1,000	29	0
PIMCO EqS® Emerging Markets Fund	1,216	0	(1,280)	113	(49)	0	0	0
PIMCO EqS Pathfinder Fund®	2,480	300	(3,019)	(484)	723	0	0	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	728	0	0	0	(30)	698	10	0
PIMCO Income Fund	13,204	360	0	0	31	13,595	361	0
PIMCO Mortgage Opportunities Fund	2,445	34	(500)	6	6	1,991	34	0
PIMCO Short-Term Floating NAV Portfolio*	14	0	(14)	0	0	0	0	0
PIMCO Short-Term Floating NAV Portfolio III	3,416	47,607	(49,200)	(5)	10	1,828	7	0
PIMCO StocksPLUS® Fund	8,293	385	0	0	79	8,757	45	0
PIMCO Total Return Fund	0	0	0	0	0	0	0	0
PIMCO TRENDS Managed Futures Strategy Fund	4,669	93	0	0	(308)	4,454	93	0
PIMCO Unconstrained Bond Fund	3,407	7	(3,435)	(43)	64	0	7	0
Totals	$42,039	$49,815	$(57,908)	$(464)	$575	$34,057	$602	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.
*	Effective July 1, 2015, the Portfolio was liquidated.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities.

Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts

(“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer amount of the difference between the current market value of the underlying futures contract and the strike price directly. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

Options on Exchange-Traded Funds  The Portfolio may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Commodity Forward Swap Agreements  The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying reference commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying reference commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio (or Acquired Funds) trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Acquired Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The net asset value of the Portfolio will fluctuate in response to changes in the respective net asset values of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Acquired Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s investment adviser will make less than optimal or poor asset allocation decisions. The investment adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Market Risks  The Portfolio’s (or Acquired Funds’) investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio (or Acquired Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. The Portfolio (or Acquired Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio (or Acquired Funds) lost enough value, the Portfolio (or Acquired Funds) could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio (or Acquired Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s (or Acquired Funds’) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio (or Acquired Funds) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio (or Acquired Funds) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Acquired Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Acquired Funds), or, in the case of hedging positions, that the Portfolio’s (or Acquired Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Acquired Funds’) investments in foreign currency-denominated securities may reduce the Portfolio’s (or Acquired Funds’) returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings,

SEMIANNUAL REPORT	JUNE 30, 2015	37

Notes to Financial Statements (Cont.)

changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio (or Acquired Funds) will be exposed to credit risk to parties with whom they trade and will also bear the risk of settlement default. The Portfolio (or Acquired Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio (or Acquired Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio (or Acquired Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio (or Acquired Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio (or Acquired Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio (or Acquired Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio (or Acquired Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio (or Acquired Funds). The Portfolio (or Acquired Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio (or Acquired Funds) subsequently decreases, the Portfolio (or Acquired Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio (or Acquired Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements, with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level.

These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION

The GMAMV Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the GMAMV Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the GMAMV Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the GMAMV Subsidiary, comprising the entire issued share capital of the GMAMV Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the GMAMV Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMAMV Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMAMV Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the GMAMV Subsidiary to the Portfolio (amounts in thousands).

Date of Incorporation	02/24/2012
Subscription Agreement	03/29/2012
Consolidated Portfolio Net Assets	$100,134
Subsidiary % of Consolidated Portfolio Net Assets	6.3%
Subsidiary Financial Statement Information
Total assets	$6,370
Total liabilities	75
Net assets	$6,295
Total income	4
Net investment income (loss)	(16)
Net realized gain (loss)	190
Net change in unrealized appreciation (depreciation)	32
Increase (decrease) in net assets resulting from operations	$206

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 1.00%.

SEMIANNUAL REPORT	JUNE 30, 2015	39

Notes to Financial Statements (Cont.)

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.05%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries, administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2013, to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of June 30, 2015, the remaining recoverable amount to PIMCO was $52,880.

(f) Acquired Fund Fees and Expenses  The Acquired Fund Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Acquired Funds, which includes the total annual operating expenses of the Institutional Class shares or, as applicable, Class M shares of the Underlying PIMCO Funds and other funds. Acquired Fund Expenses will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2016, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fees and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Funds. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2015, the amount was $113,869.

The GMAMV Subsidiary has entered into a separate contract with PIMCO for the management of the GMAMV Subsidiary’s portfolio pursuant to which the GMAMV Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMAMV Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMAMV Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2015, the amount was $20,331.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$149,080	$128,585	$33,146	$29,739

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	993	$9,857	1,872	$17,954
Advisor Class	44	431	33	326
Issued as reinvestment of distributions
Administrative Class	0	0	302	2,891
Advisor Class	0	0	1	9
Cost of shares redeemed
Administrative Class	(447)	(4,421)	(885)	(8,426)
Advisor Class	(1)	(8)	(1)	(9)
Net increase (decrease) resulting from Portfolio share transactions	589	$5,859	1,322	$12,745

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2015	41

Notes to Financial Statements (Cont.)

As of June 30, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 99% of the Portfolio, and each of the two shareholders are related parties of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable

Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$114,791	$498	$(2,196)	$(1,698)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	43

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC
BOS	Banc of America Securities LLC	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso
BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona
CLP	Chilean Peso	JPY	Japanese Yen	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	THB	Thai Baht
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	TRY	Turkish New Lira
COP	Colombian Peso	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	USD (or $)	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	ZAR	South African Rand
GBP	British Pound

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	EUREX	Eurex Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	FTSE	Financial Times Stock Exchange	OTC	Over the Counter
CME	Chicago Mercantile Exchange

Index/Spread Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	PLTMLNPM	London Platinum & Palladium Market PM Fix	TPNBNK	TOPIX-Banks Index
GOLDLNPM	London Gold Market Fixing Ltd. PM	SPGCCLP	S&P Goldman Sachs Commodity Crude Oil Index	UKRPI	United Kingdom Retail Price Index

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate	oz.	Ounce	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending	YOY	Year-Over-Year

44	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	45

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT30SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Global Multi-Asset Managed Volatility Portfolio

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Global Multi-Asset Managed Volatility Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio are allocation risk, Acquired Fund risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, smaller company risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain in the Underlying PIMCO Fund, which translates into heightened volatility in the Portfolio. The Portfolio or Acquired Fund may engage in such transactions regardless of whether the Portfolio or Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio or an Acquired Fund invests in emerging market debt, both may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk.

4	PIMCO VARIABLE INSURANCE TRUST

These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio (or Underlying PIMCO Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical

SEMIANNUAL REPORT	JUNE 30, 2015	5

Important Information About the Portfolio (Cont.)

account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Multi-Asset Managed Volatility Portfolio (Consolidated)

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	32.7%
Mutual Funds	27.2%
Sovereign Issues	9.1%
Corporate Bonds & Notes	9.1%
Short-Term Instruments‡	7.5%
U.S. Government Agencies	5.7%
Other	8.7%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	Class Inception (04/30/2013)
PIMCO Global Multi-Asset Managed Volatility Portfolio Advisor Class	3.70%	2.90%	-0.30%
60% MSCI World Index/40% Barclays U.S. Aggregate Index±	1.62%	1.70%	6.50%
MSCI World Index±±	2.63%	1.43%	9.93%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.74% for Advisor Class shares.

± 60% MSCI World Index/40% Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

±± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index.

** Prior to April 30, 2014, The Fund’s secondary benchmark was the 1 Month USD LIBOR Index +5%.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$1,037.00	$1,019.33
Expenses Paid During Period†	$5.42	$5.38
Net Annualized Expense Ratio††	1.08%	1.08%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Global Multi-Asset Managed Volatility Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index with explicit management of overall portfolio volatility. PIMCO uses a three-step approach in seeking to achieve the return and volatility parameters of the Portfolio’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage downside risks and total portfolio volatility. PIMCO evaluates these three steps daily and uses varying combinations of Acquired Funds and/or direct investments to implement the three steps within the Portfolio. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open end investment companies, except funds of funds (collectively, “Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”). The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»	An overweight exposure to European equities added to performance as these securities generally posted positive returns over the reporting period.

»	An overweight exposure to Japanese equities added to performance as these securities generally posted positive returns over the reporting period.

»	An underweight to the euro added to performance as the euro depreciated relative to the U.S. dollar during the reporting period.

»	An overweight exposure to Chinese equities added to performance as these securities generally posted positive returns over the reporting period.

»

An overweight to intermediate duration (or sensitivity to changes in market interest rates) exposure in Germany in the second half of the reporting period detracted from performance as intermediate yields in Germany increased during the reporting period.

»	An overweight to intermediate duration exposure in Germany in the second half of the reporting period detracted from performance as intermediate yields in Germany increased during this time period.

SEMIANNUAL REPORT	JUNE 30, 2015	7

Financial Highlights PIMCO Global Multi-Asset Managed Volatility Portfolio (Consolidated)

Selected Per Share Data for the Year or Period Ended:	06/30/2015+		12/31/2014	04/30/2013-12/31/2013

Advisor Class
Net asset value beginning of year or period	$9.47		$9.33	$10.44
Net investment income (a)	0.07		0.32	0.15
Net realized/unrealized gain (loss)	0.28		0.13	(1.06)
Total from Investment Operations	0.35		0.45	(0.91)
Dividends from net investment income	0.00		(0.27)	(0.07)
Distributions from net realized capital gains	0.00		0.00	(0.06)
Tax basis return of capital	0.00		(0.04)	(0.07)
Total distributions	0.00		(0.31)	(0.20)
Net asset value end of year or period	$9.82		$9.47	$9.33
Total return	3.70%		4.87%	(8.65)%
Net assets end of year or period (000s)	$756		$326	$9
Ratio of expenses to average net assets	1.08	%*	0.94%	0.90%*
Ratio of expenses to average net assets excluding waivers	1.36	%*	1.34%	1.33%*
Ratio of expenses to average net assets excluding interest expense	1.07	%*	0.92%	0.90%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.35	%*	1.32%	1.33%*
Ratio of net investment income to average net assets*	1.43	%*	3.36%	2.35%*
Portfolio turnover rate	177%		352%	79%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Managed Volatility Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$79,036
Investments in Affiliates	34,057
Financial Derivative Instruments
Exchange-traded or centrally cleared	336
Over the counter	2,246
Deposits with counterparty	2,755
Foreign currency, at value	126
Receivable for Investments sold~	21,213
Receivable for Portfolio shares sold	115
Interest and dividends receivable	410
Dividends receivable from Affiliates	73
Total Assets	140,367

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$11,153
Payable for short sales	14,797
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,051
Over the counter	1,402
Payable for investments purchased~	10,932
Payable for investments in Affiliates purchased	70
Deposits from counterparty	700
Overdraft due to custodian	7
Accrued investment advisory fees	73
Accrued supervisory and administrative fees	5
Accrued servicing fees	13
Accrued reimbursement to PIMCO	1
Other liabilities	2
Total Liabilities	40,206

Net Assets	$100,161

Net Assets Consist of:
Paid in capital	$99,204
Undistributed net investment income	141
Accumulated undistributed net realized gain	2,339
Net unrealized (depreciation)	(1,523)
$100,161

Net Assets:
Administrative Class	$99,405
Advisor Class	756

Shares Issued and Outstanding:
Administrative Class	10,107
Advisor Class	77

Net Asset Value and Redemption Price Per Share Outstanding:
Administrative Class	$9.84
Advisor Class	9.82

Cost of Investments in securities	$79,936
Cost of Investments in Affiliates	$34,273
Cost of Foreign Currency Held	$127
Proceeds Received on Short Sales	$14,842
Cost or Premiums of Financial Derivative Instruments, net	$34

* Includes repurchase agreements of:	$6,639

~	A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Consolidated Statement of Operations PIMCO Global Multi-Asset Managed Volatility Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$347
Dividends, net of foreign taxes*	88
Dividends from Investments in Affiliates	602
Total Income	1,037

Expenses:
Investment advisory fees	493
Supervisory and administrative fees	30
Servicing fees - Administrative Class	71
Distribution and/or servicing fees - Advisor Class	1
Trustee fees	1
Interest expense	3
Miscellaneous expense	2
Total Expenses	601
Waiver and/or Reimbursement by PIMCO	(135)
Net Expenses	466

Net Investment Income	571

Net Realized Gain (Loss):
Investments in securities	(250)
Investments in Affiliates	(464)
Exchange-traded or centrally cleared financial derivative instruments	2,761
Over the counter financial derivative instruments	837
Short sales	(24)
Foreign currency	(128)

Net Realized Gain	2,732

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(466)
Investments in Affiliates	575
Exchange-traded or centrally cleared financial derivative instruments	(715)
Over the counter financial derivative instruments	620
Short sales	93

Net Change in Unrealized Appreciation	107

Net Increase in Net Assets Resulting from Operations	$3,410

* Foreign tax withholdings - Dividends	$4

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Managed Volatility Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase in Net Assets from:

Operations:
Net investment income	$571	$2,239
Net realized gain	2,732	1,279
Net change in unrealized appreciation	107	338

Net Increase in Net Assets Resulting from Operations	3,410	3,856

Distributions to Shareholders:
From net investment income
Administrative Class	0	(2,587)
Advisor Class	0	(8)
Tax basis return of capital
Administrative Class	0	(304)
Advisor Class	0	(1)

Total Distributions	0	(2,900)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	5,859	12,745

Total Increase in Net Assets	9,269	13,701

Net Assets:
Beginning of period	90,892	77,191
End of period*	$100,161	$90,892

* Including undistributed (overdistributed) net investment income of:	$141	$(430)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 78.9%

CORPORATE BONDS & NOTES 10.2%

BANKING & FINANCE 8.2%
Ally Financial, Inc.
2.750% due 01/30/2017		$300	$299
5.500% due 02/15/2017		300	314
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)	EUR	500	621
Banco Santander S.A.
6.250% due 09/11/2021 (d)		700	760
Bankia S.A.
3.500% due 01/17/2019		400	465
Barclays Bank PLC
7.625% due 11/21/2022		$400	456
7.750% due 04/10/2023		400	434
Barclays PLC
8.000% due 12/15/2020 (d)	EUR	200	238
BPCE S.A.
4.625% due 07/11/2024		$300	294
CIT Group, Inc.
5.000% due 05/15/2017		200	207
Credit Agricole S.A.
7.875% due 01/23/2024 (d)		400	410
8.125% due 09/19/2033		200	221
Credit Suisse AG
6.500% due 08/08/2023		200	219
Evergrande Real Estate Group Ltd.
12.000% due 02/17/2020		300	298
General Motors Financial Co., Inc.
2.625% due 07/10/2017		200	202
2.750% due 05/15/2016		200	202
3.500% due 07/10/2019		200	204
4.750% due 08/15/2017		100	106
HBOS PLC
0.982% due 09/30/2016		200	200
International Lease Finance Corp.
5.750% due 05/15/2016		100	103
8.750% due 03/15/2017		300	329
KBC Bank NV
8.000% due 01/25/2023		200	219
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	200	325
Rabobank Group
8.375% due 07/26/2016 (d)		$900	943
8.400% due 06/29/2017 (d)		100	108

			8,177

INDUSTRIALS 1.5%
HCA, Inc.
6.500% due 02/15/2016		400	413
Longfor Properties Co. Ltd.
6.750% due 01/29/2023		300	297
MGM Resorts International
10.000% due 11/01/2016		400	436
Sunac China Holdings Ltd.
8.750% due 12/05/2019		300	298
Time Warner Cable, Inc.
5.850% due 05/01/2017		100	107

			1,551

UTILITIES 0.5%
AT&T, Inc.
0.702% due 03/30/2017		100	100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sprint Communications, Inc.
9.125% due 03/01/2017		$400	$434

			534

Total Corporate Bonds & Notes (Cost $10,489)			10,262

U.S. GOVERNMENT AGENCIES 6.4%
Fannie Mae
3.000% due 07/01/2045		5,000	4,970
3.500% due 07/01/2045		1,400	1,440

Total U.S. Government Agencies (Cost $6,400)			6,410

U.S. TREASURY OBLIGATIONS 37.0%
U.S. Treasury Bonds
2.500% due 02/15/2045 (g)		2,490	2,181
3.000% due 11/15/2044		200	195
3.000% due 05/15/2045		450	439
U.S. Treasury Floating Rate Notes
0.089% due 04/30/2017 †		100	100
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2020		3,091	3,115
0.250% due 01/15/2025		499	489
0.750% due 02/15/2045 (i)		1,708	1,549
1.250% due 07/15/2020		1,085	1,160
1.375% due 02/15/2044		964	1,022
1.875% due 07/15/2015		243	244
2.125% due 02/15/2040		205	251
2.125% due 02/15/2041		147	181
2.375% due 01/15/2025		5,133	6,031
2.500% due 07/15/2016		94	97
2.500% due 01/15/2029		1,366	1,681
U.S. Treasury Notes
1.500% due 05/31/2020 (g)		3,500	3,478
1.625% due 04/30/2019 (j)		1,900	1,920
1.625% due 06/30/2020		1,600	1,599
1.750% due 03/31/2022 (g)		5,300	5,199
1.875% due 05/31/2022 (g)		2,200	2,174
2.000% due 06/30/2022		1,000	1,003
2.125% due 12/31/2021		2,900	2,920

Total U.S. Treasury Obligations (Cost $37,520)			37,028

MORTGAGE-BACKED SECURITIES 0.3%
Grifonas Finance PLC
0.394% due 08/28/2039	EUR	57	34
Marche Mutui SRL
0.419% due 02/25/2055		60	65
2.248% due 01/27/2064		135	154
Marche SRL
0.398% due 10/27/2065		48	54

Total Mortgage-Backed Securities (Cost $320)			307

ASSET-BACKED SECURITIES 0.1%
Countrywide Asset-Backed Certificates
0.287% due 08/25/2037		$1	1
Lehman XS Trust
0.985% due 10/25/2035		89	83

Total Asset-Backed Securities (Cost $78)			84

SOVEREIGN ISSUES 10.3%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	200	122

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2019 (b)	BRL	700	$147
France Government Bond
0.250% due 07/25/2018 (c)	EUR	625	725
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2021 (c)		2,128	2,574
2.350% due 09/15/2024 (c)		201	248
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	4,143	284
4.000% due 11/08/2046 (c)		2,187	151
4.500% due 12/04/2025 (c)		14,710	1,072
Republic of Germany
0.750% due 04/15/2018 (c)	EUR	213	248
Slovenia Government International Bond
5.850% due 05/10/2023		$200	227
United Kingdom Gilt
0.125% due 03/22/2024 (c)	GBP	2,660	4,523

Total Sovereign Issues (Cost $10,388)			10,321

		SHARES
COMMON STOCKS 4.1%

CONSUMER DISCRETIONARY 0.5%
Orbitz Worldwide, Inc. (a)(i)		42,909	490
SFX Entertainment, Inc. (a)		5,992	27

			517

ENERGY 0.6%
Dresser-Rand Group, Inc. (a)		6,975	594

FINANCIALS 0.3%
HCC Insurance Holdings, Inc.		4,345	334

HEALTH CARE 1.0%
Catamaran Corp. (a)		5,462	333
Hospira, Inc. (a)(i)		3,765	334
Omnicare, Inc.		3,544	334

			1,001

INDUSTRIALS 0.7%
Koninklijke Philips Electronics NV		75	2
Pall Corp. (i)		2,679	333
Polypore International, Inc. (a)(i)		6,821	409

			744

INFORMATION TECHNOLOGY 0.6%
Altera Corp.		6,529	334
iGate Corp. (a)		4,942	236

			570

MATERIALS 0.4%
Sigma-Aldrich Corp. (i)		2,495	348

UTILITIES 0.0%
Pepco Holdings, Inc.		169	4

Total Common Stocks (Cost $4,127)			4,112

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 2.4%
iShares MSCI EAFE ETF	17,190	$1,091
Vanguard FTSE Emerging Markets ETF	32,244	1,318

Total Exchange-Traded Funds (Cost $2,393)		2,409

REAL ESTATE INVESTMENT TRUSTS 1.5%

FINANCIALS 1.5%
American Capital Agency Corp. (i)	79,669	1,464

Total Real Estate Investment Trusts (Cost $1,582)		1,464

SHORT-TERM INSTRUMENTS 6.6%

REPURCHASE AGREEMENTS (f) 6.6%
		6,639

Total Short-Term Instruments (Cost $6,639)		6,639

Total Investments in Securities (Cost $79,936)		79,036

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 34.0%

MUTUAL FUNDS (e) 30.7%
PIMCO Capital Securities and Financials Fund	100,000	$987
PIMCO Emerging Markets Corporate Bond Fund	93,987	1,000
PIMCO Income Fund	1,099,948	13,595
PIMCO Mortgage Opportunities Fund	178,853	1,991
PIMCO StocksPLUS® Fund	920,885	8,757
PIMCO TRENDS Managed Futures Strategy Fund	436,649	4,454

Total Mutual Funds (Cost $30,920)		30,784

EXCHANGE-TRADED FUNDS 1.5%
PIMCO Diversified Income Active Exchange-Traded Fund	15,200	747
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	15,900	698

Total Exchange-Traded Funds (Cost $1,525)		1,445

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.8%
PIMCO Short-Term Floating NAV Portfolio III	184,301	$1,828

Total Short-Term Instruments (Cost $1,828)		1,828

Total Investments in Affiliates (Cost $34,273)		34,057

Total Investments 112.9% (Cost $114,209)		$113,093

Financial Derivative Instruments (h)(k) 0.1% (Cost or Premiums, net $34)		129

Other Assets and Liabilities, net (13.0%)		(13,061)

Net Assets 100.0%		$100,161

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS, SHARES AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio IV, Ltd., which is a 100% owned subsidiary of the Portfolio.
(a)	Security did not produce income within the last twelve months.
(b)	Zero coupon bond.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BPG	0.250% †	06/30/2015	07/01/2015	$700	Fannie Mae 4.000% due 09/01/2042	$(729)	$700	$700
DEU	0.140% †	06/30/2015	07/01/2015	5,200	U.S. Treasury Notes 2.625% due 11/15/2020	(5,310)	5,200	5,200
SSB	0.000% †	06/30/2015	07/01/2015	739	Fannie Mae 2.200% - 2.260% due 10/17/2022	(759)	739	739

Total Repurchase Agreements						$(6,798)	$6,639	$6,639

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.180%	06/23/2015	07/09/2015	$(1,139)	$(1,139)
	0.250%	06/29/2015	07/02/2015	(3,478)	(3,478)
GRE	0.400%	06/19/2015	07/08/2015	(2,175)	(2,176)
	0.580%	06/30/2015	07/07/2015	(1,869)	(1,869)
JPS	0.120%	06/24/2015	07/15/2015	(1,052)	(1,051)
	0.150%	06/30/2015	07/07/2015	(1,264)	(1,264)
	0.300%	06/19/2015	07/09/2015	(176)	(176)

Total Reverse Repurchase Agreements					$(11,153)

(2)

As of June 30, 2015, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended June 30, 2015 was $2,290 at a weighted average interest rate of 0.080%.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	07/01/2045	$6,000	$(6,008)	$(5,964)
Fannie Mae	3.500%	07/01/2045	3,400	(3,512)	(3,497)
Fannie Mae	4.000%	07/01/2045	3,000	(3,166)	(3,175)
Fannie Mae	4.500%	07/01/2045	2,000	(2,156)	(2,161)

Total Short Sales				$(14,842)	$(14,797)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(g)	Securities with an aggregate market value of $11,133 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
PIMCO Global Multi-Asset Managed Volatility Portfolio
Global/Master Repurchase Agreement
BOS	$0	$(4,617)	$0	$(4,617)	$4,617	$0
GRE	0	(4,045)	0	(4,045)	4,037	(8)
JPS	0	(2,491)	0	(2,491)	2,479	(12)
SSB	541	0	0	541	(553)	(12)

PIMCO Cayman Commodity Portfolio IV, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BPG	700	0	0	700	(729)	(29)
DEU	5,200	0	0	5,200	(5,310)	(110)
SSB	198	0	0	198	(206)	(8)

Total Borrowings and Other Financing Transactions	$6,639	$(11,153)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE iShares MSCI Emerging Markets Index Fund	$41.000	07/17/2015	250	$8	$5

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME 90-Day Eurodollar December Futures	$99.375	12/14/2015	25	$4	$3

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE S&P 500 Index	2,135.000	07/17/2015	15	$19	$3
Call - EUREX EURO STOXX 50 Index	3,625.000	07/17/2015	124	118	38

				$137	$41

Total Purchased Options				$149	$49

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - NYMEX Natural Gas August Futures †	$3.050	07/28/2015	1	$(1)	$(1)

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE iShares MSCI Emerging Markets Index Fund	$38.000	07/17/2015	250	$(4)	$(5)
Put - CBOE iShares MSCI Emerging Markets Index Fund	39.000	07/17/2015	250	(9)	(12)

				$(13)	$(17)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$124.000	08/21/2015	6	$(5)	$(3)
Call - CBOT U.S. Treasury 10-Year Note September Futures	127.000	08/21/2015	6	(4)	(4)

				$(9)	$(7)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	2,020.000	07/17/2015	15	$(17)	$(26)
Put - EUREX EURO STOXX 50 Index	3,350.000	07/17/2015	62	(28)	(51)
Put - EUREX EURO STOXX 50 Index	3,450.000	07/17/2015	62	(29)	(81)
Call - EUREX EURO STOXX 50 Index	3,750.000	07/17/2015	124	(47)	(10)

				$(121)	$(168)

Total Written Options				$(144)	$(193)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	141	$(28)	$0	$0
90-Day Eurodollar December Futures	Short	12/2016	64	(22)	2	0
90-Day Eurodollar June Futures	Short	06/2016	48	(24)	1	0
90-Day Eurodollar March Futures	Short	03/2016	89	(35)	1	0
90-Day Eurodollar September Futures	Short	09/2016	74	(37)	2	0
Brent Crude November Futures †	Long	10/2015	10	(14)	14	0
Call Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond September Futures	Long	08/2015	13	(1)	7	0
Call Options Strike @ EUR 157.500 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	13	1	0	(2)
E-mini NASDAQ 100 Index September Futures	Long	09/2015	28	(41)	7	0
E-mini S&P 500 Index September Futures	Long	09/2015	191	(343)	37	0
EURO STOXX 50 September Futures	Long	09/2015	139	(155)	0	(290)
Euro-Bobl September Futures	Long	09/2015	1	(1)	1	0
Euro-BTP Italy Government Bond September Futures	Long	09/2015	12	(11)	11	(38)
FTSE 100 Index September Futures	Long	09/2015	22	(94)	0	(73)
Hang Seng China Enterprises Index July Futures	Long	07/2015	55	(177)	97	(139)
Henry Hub Natural Gas Swap April Futures †	Long	03/2016	6	0	0	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2016	12	2	0	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	12	10	0	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2016	6	2	0	0
Henry Hub Natural Gas Swap January Futures †	Long	12/2015	6	3	0	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2016	12	2	0	0
Henry Hub Natural Gas Swap June Futures †	Long	05/2016	6	0	0	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2016	6	2	0	0
Henry Hub Natural Gas Swap May Futures †	Long	04/2016	6	0	0	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	12	5	0	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2016	12	3	0	0
Henry Hub Natural Gas Swap September Futures †	Long	08/2016	12	2	0	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Mini MSCI Emerging Markets Index September Futures	Long	09/2015	17	$(7)	$12	$0
Nikkei 225 Index September Futures	Long	09/2015	6	(2)	3	(14)
Nikkei Index 400 September Futures	Long	09/2015	433	(88)	28	(152)
Put Options Strike @ EUR 147.000 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	13	3	5	0
RBOB Gasoline November Futures †	Short	10/2015	10	22	0	(14)
U.S. Treasury 5-Year Note September Futures	Short	09/2015	9	1	0	0
U.S. Treasury 10-Year Note September Futures	Long	09/2015	82	(71)	0	(3)
U.S. Treasury 30-Year Bond September Futures	Short	09/2015	22	26	2	0
U.S. Treasury Ultra Long-Term Bond September Futures	Long	09/2015	7	(19)	0	0
Volatility S&P 500 Index November Futures	Short	11/2015	8	(5)	0	0
VSTOXX Mini November Futures	Long	11/2015	69	3	3	0
WTI Crude December Futures †	Short	11/2015	15	(23)	0	(17)
WTI Crude December Futures †	Long	11/2016	15	7	13	0

Total Futures Contracts				$(1,104)	$246	$(742)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
iTraxx Europe 23 5-Year Index	1.000%	06/20/2020	EUR	3,100	$43	$(22)	$0	$(14)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.300%	05/06/2017	$	8,900	$(13)	$(13)	$1	$0
Receive	3-Month USD-LIBOR	1.500%	12/16/2017		3,200	(17)	(2)	0	0
Pay	3-Month USD-LIBOR	2.000%	12/16/2020		800	(1)	2	0	0
Receive	3-Month USD-LIBOR	2.250%	12/16/2022		3,600	15	(15)	2	0
Receive	3-Month USD-LIBOR	2.500%	12/16/2025		1,600	13	(12)	1	0
Receive	3-Month USD-LIBOR	2.750%	12/16/2045		3,100	158	(39)	8	0
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	1,100	55	68	0	(13)
Receive	6-Month GBP-LIBOR	1.250%	06/17/2017	GBP	2,500	(12)	12	0	(5)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		2,920	89	(23)	0	(52)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2045		780	103	105	0	(28)
Receive	6-Month JPY-LIBOR	1.000%	03/20/2024	JPY	140,000	(48)	(15)	0	(2)
Receive	28-Day MXN-TIIE	4.035%	02/03/2017	MXN	36,900	(2)	(11)	0	(2)
Pay	28-Day MXN-TIIE	5.430%	11/17/2021		39,200	(45)	(35)	18	0
Pay	28-Day MXN-TIIE	5.750%	12/06/2021		19,500	0	10	9	0

						$295	$32	$39	$(102)

Total Swap Agreements						$338	$10	$39	$(116)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(i)	Securities with an aggregate market value of $3,214 have been pledged as collateral as of June 30, 2015 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(j)	Securities with an aggregate market value of $880 and cash of $2,755 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
PIMCO Global Multi-Asset Managed Volatility Portfolio (2)	$49	$221	$40	$310	$(192)	$(711)	$(116)	$(1,019)
PIMCO Cayman Commodity Portfolio IV, Ltd. (Subsidiary) (2)	0	26	0	26	(1)	(31)	0	(32)

Total Exchange-Traded or Centrally Cleared	$49	$247	$40	$336	$(193)	$(742)	$(116)	$(1,051)

(1)	Unsettled variation margin asset of $1 for closed futures and asset of $1 for closed swap agreements is outstanding at period end.
(2)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2015		AUD	2,010	$		1,549	$0	$(2)
	07/2015		BRL	1,360			439	1	0
	07/2015		MXN	1,042			66	0	0
	07/2015	$		492		BRL	1,360	0	(54)
	07/2015			383		INR	24,920	8	0
	07/2015			5,414		JPY	669,987	61	0
	08/2015			1,546		AUD	2,010	2	0
	08/2015			471		SEK	3,930	3	0

BPS	07/2015		BRL	4,992	$		1,617	11	0
	07/2015		CLP	81,347			132	5	0
	07/2015		JPY	633,587			5,112	0	(65)
	07/2015		MXN	6,870			443	6	0
	07/2015	$		1,609		BRL	4,992	0	(3)
	08/2015			857			2,690	0	(2)
	08/2015			5,114		JPY	633,587	65	0
	09/2015		PEN	217	$		69	2	0

BRC	07/2015		TWD	12,935			422	3	0
	07/2015	$		492		INR	31,232	0	(2)
	07/2015		ZAR	3,570	$		292	0	0

CBK	07/2015		BRL	2,400			871	99	0
	07/2015		CAD	2,726			2,209	27	0
	07/2015		EUR	2,199			2,394	0	(58)
	07/2015	$		769		BRL	2,400	4	(1)
	07/2015			279		CAD	350	1	0
	07/2015			1,012		EUR	893	0	(16)
	08/2015			2,208		CAD	2,726	0	(26)
	08/2015			256		DKK	1,670	0	(7)
	08/2015			993		NOK	7,810	2	0
	08/2015			144		SEK	1,200	0	0
	09/2015		HKD	3,108	$		401	0	0
	09/2015	$		159		HKD	1,231	0	0
	09/2015			898		MXN	14,195	0	(1)
	01/2016		BRL	453	$		136	0	(1)

DUB	07/2015			8,067			2,828	233	0
	07/2015		KRW	2,696,079			2,466	59	0
	07/2015		MXN	356			23	1	0
	07/2015		TRY	410			147	0	(4)
	07/2015	$		2,589		BRL	8,067	10	(4)
	08/2015		NOK	7,772	$		1,052	62	0
	08/2015	$		232		CHF	218	1	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
FBF	07/2015		MXN	7,165	$		469	$14	$0
	09/2015		CNY	595			97	0	0

GLM	07/2015		BRL	965			311	1	0
	07/2015		MXN	9,591			629	19	0
	07/2015		PHP	5,228			117	1	0
	07/2015	$		1,554		AUD	2,010	0	(3)
	07/2015			306		BRL	965	4	0
	07/2015			1,913		CAD	2,376	0	(10)
	08/2015		EUR	1,114	$		1,247	5	0
	08/2015	$		1,898		CHF	1,771	0	(1)
	08/2015			201		JPY	24,900	2	0
	08/2015			1,119		NOK	8,705	0	(10)

HUS	07/2015		COP	166,520	$		65	1	0
	07/2015		EUR	1,435			1,599	0	0
	07/2015		MXN	661			43	1	0
	07/2015	$		259		SGD	353	2	0
	08/2015		NOK	7,615	$		1,009	38	0
	08/2015	$		1,600		EUR	1,435	0	0

JPM	07/2015		BRL	2,400	$		774	2	0
	07/2015		EUR	590			667	10	0
	07/2015		HUF	2,862			10	0	0
	07/2015		PLN	392			104	0	0
	07/2015	$		807		BRL	2,400	0	(35)
	07/2015			1,921		EUR	1,739	18	0
	07/2015			556		GBP	364	16	0
	07/2015			120		JPY	14,800	1	0
	07/2015			1,556		KRW	1,705,843	0	(33)
	08/2015		THB	4,717	$		141	1	0
	04/2016		BRL	6,439			2,010	121	0

MSB	07/2015			265			85	0	0
	07/2015		RUB	13,376			237	0	(5)
	07/2015	$		84		BRL	265	1	0
	07/2015			245		RUB	13,376	0	(3)
	08/2015		EUR	3,943	$		4,432	34	0
	08/2015		RUB	13,376			242	3	0

NGF	07/2015		MXN	19,881			1,286	22	0

SCX	07/2015		BRL	7,159			2,307	5	0
	07/2015	$		2,357		BRL	7,159	0	(55)
	07/2015			2,923		MXN	45,566	0	(25)
	08/2015			910		IDR	12,308,352	0	0
	09/2015		HKD	2,942	$		379	0	0
	09/2015		MXN	45,566			2,906	25	0

UAG	07/2015		GBP	599			911	0	(30)
	07/2015		JPY	51,200			416	0	(3)
	07/2015	$		1,768		EUR	1,592	18	(12)
	08/2015		MYR	624	$		166	0	0
	08/2015	$		104		GBP	66	0	0
	08/2015			281		INR	18,096	2	0

Total Forward Foreign Currency Contracts								$1,033	$(471)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
GLM	Put - OTC USD versus CNH	CNH	6.244	05/12/2016	$4,987	$23	$22

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$	2,800	$49	$16

CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950%	12/15/2015		3,000	4	3
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.200%	07/29/2016		1,000	43	1

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		1,900	75	31

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950%	12/15/2015	$	4,800	$6	$5
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.800%	01/19/2016		4,000	6	4
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020		3,600	76	20
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		500	21	8
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.865%	08/11/2015		600	10	24
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050%	08/11/2015		1,900	30	37
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017		1,100	154	171

								$474	$320

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
CBK	Call - OTC MSCI Emerging Markets Index	995.480	07/17/2015	$	1	$8	$6

FBF	Call - OTC EURO STOXX 50 Index	3,275.000	12/20/2019	EUR	57	192	316
	Call - OTC EURO STOXX 50 Index	3,650.000	12/20/2019		0	130	151

JPM	Call - OTC EURO STOXX 50 Index	3,400.000	12/20/2019		1	171	286

						$501	$759

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
MYI	Call - OTC Fannie Mae 3.500% due 07/01/2045	$	111.000	07/07/2015	$3,000	$0	$0

Total Purchased Options						$998	$1,101

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015	EUR	300	$(1)	$(1)

BRC	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		200	0	(1)
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		400	(1)	(2)

CBK	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	08/19/2015		100	0	0

FBF	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		200	0	(1)

GST	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		300	(1)	(1)
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		2,100	(3)	(7)

JPM	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		300	(1)	(1)

SOG	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		400	(1)	(1)

							$(8)	$(15)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Call - OTC EUR versus USD	$	1.150	07/02/2015	EUR 570	$(2)	$0
	Put - OTC EUR versus USD		1.110	07/20/2015	847	(4)	(10)
	Call - OTC EUR versus USD		1.170	07/20/2015	847	(5)	(1)

BRC	Call - OTC EUR versus USD		1.150	07/15/2015	290	(2)	(1)

DUB	Call - OTC USD versus BRL	BRL	2.680	07/01/2015	$ 360	(9)	(50)

FBF	Put - OTC USD versus BRL		2.950	07/13/2015	1,130	(9)	0
	Call - OTC USD versus BRL		4.000	03/17/2016	1,900	(80)	(31)

UAG	Call - OTC EUR versus USD	$	1.150	07/02/2015	EUR 520	(3)	0

						$(114)	$(93)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (2)	Notional Amount	Premiums (Received)	Market Value
DUB	Cap - OTC CPURNSA Index	236.119	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/01/2016	$200	$0	$0

JPM	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	100	(1)	0
	Cap - OTC YOY CPURNSA Index	233.707	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	04/10/2020	800	0	1
	Floor - OTC YOY CPURNSA Index	234.81	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	1,000	(11)	(11)
	Floor - OTC YOY CPURNSA Index	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020	800	0	2

						$(12)	$(8)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.050%	07/13/2015	$	1,400	$(6)	$0

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.950%	07/13/2015		1,900	(7)	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350%	09/30/2015		1,900	(12)	(18)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	09/30/2015		1,900	(16)	(12)

GLM	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750%	08/20/2015	GBP	400	(4)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.400%	08/20/2015		400	(4)	(3)

JPM	Call - OTC 5-Year Interest Rate Swap (Effective 09/16/2020)	3-Month USD-LIBOR	Receive	2.910%	09/14/2015	$	1,700	(5)	(5)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.900%	09/09/2015	GBP	400	(4)	(3)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.520%	01/19/2016	$	4,000	(3)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.660%	01/19/2016		4,000	(4)	(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.950%	07/13/2015		3,400	(12)	(4)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017		4,600	(153)	(154)
	Call - OTC 5-Year Interest Rate Swap (Effective 09/16/2020)	3-Month USD-LIBOR	Receive	2.910%	09/14/2015		4,200	(16)	(13)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.365%	08/11/2015		600	(10)	(1)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	08/11/2015		1,900	(30)	(5)

								$(286)	$(224)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
GST	Put - OTC Gold 100 oz. October Futures †	$	90.000	09/08/2015	$ 1	$(11)	$(16)
	Put - OTC Gold 100 oz. October Futures †		90.000	09/09/2015	0	(3)	(4)

						$(14)	$ (20)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC MSCI Emerging Markets Index	932.040	07/17/2015	$ 1	$(8)	$(5)

FBF	Put - OTC EURO STOXX 50 Index	2,200.000	12/20/2019	EUR 57	(197)	(112)
	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019	0	(128)	(85)

JPM	Put - OTC EURO STOXX 50 Index	2,100.000	12/20/2019	57	(179)	(96)

					$(512)	$(298)

Total Written Options					$(946)	$(658)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD	Notional Amount in BRL	Notional Amount in EUR	Notional Amount in GBP	Notional Amount in HKD	Premiums
Balance at Beginning of Period	2,303	$10,160	AUD 0	BRL 0	EUR 2,114	GBP 0	HKD 0	$(1,202)
Sales	2,503	42,430	2,552	37	21,511	1,200	137	(1,205)
Closing Buys	(711)	(6,032)	(2,552)	(32)	(700)	0	0	397
Expirations	(3,313)	(8,546)	0	(5)	(9,137)	0	(137)	882
Exercised	(6)	(220)	0	0	(6,300)	0	0	38

Balance at End of Period	776	$37,792	AUD 0	BRL 0	EUR 7,488	GBP 1,200	HKD 0	$(1,090)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Pay	GOLDLNPM Index †	$1,170.500	11/18/2015	1,000	$0	$(3)	$0	$(3)
	Receive	PLTMLNPM Index †	1,100.000	11/18/2015	1,000	0	(18)	0	(18)

						$0	$(21)	$0	$(21)

CREDIT DEFAULT SWAPS ON SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BRC	Italy Government International Bond	1.000%	12/20/2016	0.667%	$ 200	$(1)	$2	$1	$0

CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.395%	100	(2)	4	2	0
	Indonesia Government International Bond	1.000%	12/20/2019	1.481%	300	(7)	1	0	(6)

DUB	Indonesia Government International Bond	1.000%	12/20/2019	1.481%	500	(12)	2	0	(10)
	Italy Government International Bond	1.000%	12/20/2016	0.667%	200	(1)	2	1	0
	Spain Government International Bond	1.000%	12/20/2016	0.522%	200	0	2	2	0

MYC	Spain Government International Bond	1.000%	12/20/2016	0.522%	200	0	1	1	0

						$(23)	$14	$7	$(16)

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	100	$(3)	$6	$3	$0
	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	300	0	0	0	0
	Receive	1-Year BRL-CDI	11.680%	01/04/2021		300	2	0	2	0

BPS	Pay	1-Year BRL-CDI	13.030%	01/02/2018		6,800	(3)	3	0	0

BRC	Pay	1-Year BRL-CDI	13.030%	01/02/2018		2,400	0	0	0	0

CBK	Pay	1-Month GBP-UKRPI	3.190%	04/15/2030	GBP	400	0	(17)	0	(17)
	Pay	1-Month GBP-UKRPI	3.350%	05/15/2030		100	0	(1)	0	(1)

DUB	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	1,700	(2)	2	0	0
	Receive	3-Month USD-CPURNSA Index	0.070%	12/22/2015	$	800	0	1	1	0
	Pay	3-Month USD-CPURNSA Index	1.485%	11/19/2016		3,600	0	(53)	0	(53)
	Pay	3-Month USD-CPURNSA Index	1.480%	11/20/2016		900	0	(13)	0	(13)
	Pay	3-Month USD-CPURNSA Index	1.473%	11/21/2016		700	0	(10)	0	(10)
	Pay	3-Month USD-CPURNSA Index	2.065%	05/12/2025		2,000	0	(11)	0	(11)
	Pay	28-Day MXN-TIIE	5.840%	09/14/2021	MXN	33,000	(7)	19	12	0

FBF	Pay	1-Month GBP-UKRPI	3.353%	05/15/2030	GBP	100	0	0	0	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		400	(12)	25	13	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		100	0	6	6	0
	Pay	1-Year BRL-CDI	13.030%	01/02/2018	BRL	11,100	(3)	2	0	(1)

GLM	Pay	1-Month GBP-UKRPI	3.358%	04/15/2035	GBP	100	0	(4)	0	(4)
	Receive	1-Year BRL-CDI	11.680%	01/04/2021	BRL	1,700	12	0	12	0

HUS	Pay	1-Year BRL-CDI	13.220%	01/02/2018		6,100	0	2	2	0
	Receive	1-Year BRL-CDI	12.230%	01/04/2021		100	0	0	0	0

JPM	Pay	1-Year BRL-CDI	13.030%	01/02/2018		2,900	(4)	4	0	0

MYC	Pay	1-Month GBP-UKRPI	3.320%	05/15/2030	GBP	300	0	(4)	0	(4)
	Pay	1-Month GBP-UKRPI	3.400%	06/15/2030		2,800	9	0	9	0
	Receive	1-Year BRL-CDI	11.680%	01/04/2021	BRL	1,200	11	(3)	8	0

RYL	Pay	3-Month USD-CPURNSA Index	1.550%	11/05/2016	$	1,200	0	(20)	0	(20)

							$0	$(66)	$68	$(134)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	TPNBNK Index	777,129	3-Month USD-LIBOR plus a specified spread	05/18/2016	JPY	184,218	$(12)	$0	$(12)

FBF	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043	$	975	1	1	0

JPM	Receive	EURO STOXX Banks Index	11,391	1-Month USD-LIBOR plus a specified spread	05/16/2016	EUR	2,598	(90)	0	(90)

								$(101)	$1	$(102)

(6)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
GST	Pay	S&P 500 Index (6)	7.156%	12/18/2015	$	224	$0	$12	$12	$0
	Receive	SPGCCLP Index (6)	8.644%	05/17/2017		486	0	9	9	0

SOG	Pay	Nikkei 225 Index (6)	1.850%	12/09/2016		230,659	0	3	3	0
	Pay	Nikkei 225 Index (6)	2.000%	12/09/2016		474,991	0	7	7	0
	Pay	S&P 500 Index (6)	5.617%	05/17/2017		844	0	5	5	0

							$0	$36	$36	$0

Total Swap Agreements							$(23)	$(138)	$112	$(273)

(6)	Variance Swap

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of June 30, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (7)
PIMCO Global Multi-Asset Managed Volatility Portfolio
BOA	$75	$16	$5	$96	$(56)	$0	$(12)	$(68)	$28	$0	$28
BPS	89	0	0	89	(70)	(12)	0	(82)	7	0	7
BRC	3	0	1	4	(2)	(4)	0	(6)	(2)	0	(2)
CBK	133	10	2	145	(110)	(5)	(24)	(139)	6	0	6
DUB	366	0	16	382	(8)	(82)	(97)	(187)	195	(160)	35
FBF	14	467	20	501	0	(229)	(1)	(230)	271	(280)	(9)
GLM	32	22	12	66	(24)	(4)	(4)	(32)	34	0	34
GST	0	0	21	21	0	(8)	0	(8)	13	0	13
HUS	42	0	2	44	0	0	0	0	44	0	44
JPM	169	317	0	486	(68)	(113)	(90)	(271)	215	(260)	(45)
MSB	38	0	0	38	(8)	0	0	(8)	30	0	30
MYC	0	269	18	287	0	(180)	(4)	(184)	103	0	103
NGF	22	0	0	22	0	0	0	0	22	0	22
RYL	0	0	0	0	0	0	(20)	(20)	(20)	0	(20)
SCX	30	0	0	30	(80)	0	0	(80)	(50)	0	(50)
SOG	0	0	15	15	0	(1)	0	(1)	14	0	14
UAG	20	0	0	20	(45)	0	0	(45)	(25)	0	(25)

PIMCO Cayman Commodity Portfolio IV, Ltd. (Subsidiary)
BPS	0	0	0	0	0	0	(21)	(21)	(21)	0	(21)
GST	0	0	0	0	0	(20)	0	(20)	(20)	0	(20)

Total Over the Counter	$1,033	$1,101	$112	$2,246	$(471)	$(658)	$(273)	$(1,402)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$46	$0	$3	$49
Futures	26	0	189	0	32	247
Swap Agreements	0	0	0	0	40	40

	$26	$0	$235	$0	$75	$336

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,033	$0	$1,033
Purchased Options	0	0	759	22	320	1,101
Swap Agreements	9	7	27	0	69	112

	$9	$7	$786	$1,055	$389	$2,246

	$35	$7	$1,021	$1,055	$464	$2,582

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$1	$0	$185	$0	$7	$193
Futures	104	0	595	0	43	742
Swap Agreements	0	14	0	0	102	116

	$105	$14	$780	$0	$152	$1,051

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$471	$0	$471
Written Options	20	15	298	93	232	658
Swap Agreements	21	16	102	0	134	273

	$41	$31	$400	$564	$366	$1,402

	$146	$45	$1,180	$564	$518	$2,453

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(14)	$0	$(704)	$0	$0	$(718)
Written Options	55	0	743	0	19	817
Futures	126	0	2,963	0	(148)	2,941
Swap Agreements	0	14	0	0	(293)	(279)

	$167	$14	$3,002	$0	$(422)	$2,761

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$526	$0	$526
Purchased Options	0	0	0	(14)	(1)	(15)
Written Options	(9)	5	77	67	45	185
Swap Agreements	0	16	(36)	0	161	141

	$(9)	$21	$41	$579	$205	$837

	$158	$35	$3043	$579	$(217)	$3,598

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	23

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

June 30, 2015 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$484	$0	$(1)	$483
Written Options	8	0	(389)	0	1	(380)
Futures	59	0	(1,203)	0	(303)	(1,447)
Swap Agreements	0	(15)	0	0	644	629

	$67	$(15)	$(1,108)	$0	$341	$(715)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$130	$0	$130
Purchased Options	0	0	221	(1)	44	264
Written Options	(6)	(9)	145	30	15	175
Swap Agreements	(12)	(15)	23	0	55	51

	$(18)	$(24)	$389	$159	$114	$620

	$49	$(39)	$(719)	$159	$455	$(95)

FAIR VALUE MEASUREMENTS

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$8,177	$0	$8,177
Industrials	0	1,551	0	1,551
Utilities	0	534	0	534
U.S. Government Agencies	0	6,410	0	6,410
U.S. Treasury Obligations	0	37,028	0	37,028
Mortgage-Backed Securities	0	307	0	307
Asset-Backed Securities	0	84	0	84
Sovereign Issues	0	10,321	0	10,321
Common Stocks
Consumer Discretionary	517	0	0	517
Energy	594	0	0	594
Financials	334	0	0	334
Health Care	1,001	0	0	1,001
Industrials	744	0	0	744
Information Technology	570	0	0	570
Materials	348	0	0	348
Utilities	4	0	0	4
Exchange-Traded Funds	2,409	0	0	2,409
Real Estate Investment Trusts
Financials	1,464	0	0	1,464
Short-Term Instruments
Repurchase Agreements	0	6,639	0	6,639
	$7,985	$71,051	$0	$79,036

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Affiliates, at Value
Mutual Funds	$32,612	$0	$0	$32,612
Exchange-Traded Funds	1,445	0	0	1,445
	$34,057	$0	$0	$34,057

Total Investments	$42,042	$71,051	$0	$113,093

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(14,797)	$0	$(14,797)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	249	85	0	334
Over the counter	0	2,236	10	2,246
	$249	$2,321	$10	$2,580

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(743)	(308)	0	(1,051)
Over the counter	(5)	(1,377)	(20)	(1,402)
	$(748)	$(1,685)	$(20)	$(2,453)

Totals	$41,543	$56,890	$(10)	$98,423

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2015 (Unaudited)

1. ORGANIZATION

The PIMCO Global Multi-Asset Managed Volatility Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Act, equity securities, fixed income instruments, forwards and derivatives. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the Act, or any exemptive relief therefrom. The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Portfolio seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Portfolio will typically invest 50% to 70%, and under normal circumstances will invest a minimum of 20%, of its total assets in equity-related investments (including investment in common stock, preferred securities, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in the Portfolio’s prospectus, and in other equity-related Acquired Funds as defined under Important Information About the Portfolio). The Portfolio may invest up to 5% of its total assets in real estate investment trusts. With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Portfolio may invest. The Portfolio may invest up to 25% of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Portfolio IV, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “GMAMV Subsidiary”), and the PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds). The GMAMV Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of fixed income instruments. The GMAMV Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio may invest up to 5% of its total assets in the GMAMV Subsidiary. The Underlying PIMCO Funds and other affiliated and unaffiliated funds in which the Portfolio may invest are collectively referred to as “Acquired Funds.” The Portfolio is classified as “non-diversified” for purposes of the Act because it may invest in a limited number of Acquired Funds and other investments. However, since certain of the Acquired Funds in which the Portfolio may invest are classified as diversified for purposes of the Act, the Portfolio may indirectly diversify its portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

interest income or net change in unrealized appreciation/depreciation on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio.

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by

Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Consolidated Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

(b) Investments in Affiliates

The Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Underlying PIMCO Funds or Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Capital Securities and Financials Fund	$0	$1,000	$0	$0	$(13)	$987	$0	$0
PIMCO Diversified Income Active Exchange-Traded Fund	745	0	0	0	2	747	16	0
PIMCO Emerging Markets Corporate Bond Fund	1,422	29	(460)	(51)	60	1,000	29	0
PIMCO EqS® Emerging Markets Fund	1,216	0	(1,280)	113	(49)	0	0	0
PIMCO EqS Pathfinder Fund®	2,480	300	(3,019)	(484)	723	0	0	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	728	0	0	0	(30)	698	10	0
PIMCO Income Fund	13,204	360	0	0	31	13,595	361	0
PIMCO Mortgage Opportunities Fund	2,445	34	(500)	6	6	1,991	34	0
PIMCO Short-Term Floating NAV Portfolio*	14	0	(14)	0	0	0	0	0
PIMCO Short-Term Floating NAV Portfolio III	3,416	47,607	(49,200)	(5)	10	1,828	7	0
PIMCO StocksPLUS® Fund	8,293	385	0	0	79	8,757	45	0
PIMCO Total Return Fund	0	0	0	0	0	0	0	0
PIMCO TRENDS Managed Futures Strategy Fund	4,669	93	0	0	(308)	4,454	93	0
PIMCO Unconstrained Bond Fund	3,407	7	(3,435)	(43)	64	0	7	0
Totals	$42,039	$49,815	$(57,908)	$(464)	$575	$34,057	$602	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.
*	Effective July 1, 2015, the Portfolio was liquidated.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities.

Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts

(“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer amount of the difference between the current market value of the underlying futures contract and the strike price directly. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

Options on Exchange-Traded Funds  The Portfolio may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Commodity Forward Swap Agreements  The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying reference commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying reference commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio (or Acquired Funds) trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Acquired Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The net asset value of the Portfolio will fluctuate in response to changes in the respective net asset values of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Acquired Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s investment adviser will make less than optimal or poor asset allocation decisions. The investment adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Market Risks  The Portfolio’s (or Acquired Funds’) investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio (or Acquired Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. The Portfolio (or Acquired Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio (or Acquired Funds) lost enough value, the Portfolio (or Acquired Funds) could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio (or Acquired Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s (or Acquired Funds’) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio (or Acquired Funds) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio (or Acquired Funds) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Acquired Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Acquired Funds), or, in the case of hedging positions, that the Portfolio’s (or Acquired Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Acquired Funds’) investments in foreign currency-denominated securities may reduce the Portfolio’s (or Acquired Funds’) returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings,

SEMIANNUAL REPORT	JUNE 30, 2015	37

Notes to Financial Statements (Cont.)

changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio (or Acquired Funds) will be exposed to credit risk to parties with whom they trade and will also bear the risk of settlement default. The Portfolio (or Acquired Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio (or Acquired Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio (or Acquired Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio (or Acquired Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio (or Acquired Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio (or Acquired Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio (or Acquired Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio (or Acquired Funds). The Portfolio (or Acquired Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio (or Acquired Funds) subsequently decreases, the Portfolio (or Acquired Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio (or Acquired Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements, with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level.

These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION

The GMAMV Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the GMAMV Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the GMAMV Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the GMAMV Subsidiary, comprising the entire issued share capital of the GMAMV Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the GMAMV Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMAMV Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMAMV Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the GMAMV Subsidiary to the Portfolio (amounts in thousands).

Date of Incorporation	02/24/2012
Subscription Agreement	03/29/2012
Consolidated Portfolio Net Assets	$100,134
Subsidiary % of Consolidated Portfolio Net Assets	6.3%
Subsidiary Financial Statement Information
Total assets	$6,370
Total liabilities	75
Net assets	$6,295
Total income	4
Net investment income (loss)	(16)
Net realized gain (loss)	190
Net change in unrealized appreciation (depreciation)	32
Increase (decrease) in net assets resulting from operations	$206

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 1.00%.

SEMIANNUAL REPORT	JUNE 30, 2015	39

Notes to Financial Statements (Cont.)

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.05%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries, administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2013, to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of June 30, 2015, the remaining recoverable amount to PIMCO was $52,880.

(f) Acquired Fund Fees and Expenses  The Acquired Fund Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Acquired Funds, which includes the total annual operating expenses of the Institutional Class shares or, as applicable, Class M shares of the Underlying PIMCO Funds and other funds. Acquired Fund Expenses will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2016, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fees and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Funds. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2015, the amount was $113,869.

The GMAMV Subsidiary has entered into a separate contract with PIMCO for the management of the GMAMV Subsidiary’s portfolio pursuant to which the GMAMV Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMAMV Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMAMV Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2015, the amount was $20,331.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$149,080	$128,585	$33,146	$29,739

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	993	$9,857	1,872	$17,954
Advisor Class	44	431	33	326
Issued as reinvestment of distributions
Administrative Class	0	0	302	2,891
Advisor Class	0	0	1	9
Cost of shares redeemed
Administrative Class	(447)	(4,421)	(885)	(8,426)
Advisor Class	(1)	(8)	(1)	(9)
Net increase (decrease) resulting from Portfolio share transactions	589	$5,859	1,322	$12,745

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2015	41

Notes to Financial Statements (Cont.)

As of June 30, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 99% of the Portfolio, and each of the two shareholders are related parties of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable

Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$114,791	$498	$(2,196)	$(1,698)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	43

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC
BOS	Banc of America Securities LLC	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso
BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona
CLP	Chilean Peso	JPY	Japanese Yen	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	THB	Thai Baht
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	TRY	Turkish New Lira
COP	Colombian Peso	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	USD (or $)	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	ZAR	South African Rand
GBP	British Pound

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	EUREX	Eurex Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	FTSE	Financial Times Stock Exchange	OTC	Over the Counter
CME	Chicago Mercantile Exchange

Index/Spread Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	PLTMLNPM	London Platinum & Palladium Market PM Fix	TPNBNK	TOPIX-Banks Index
GOLDLNPM	London Gold Market Fixing Ltd. PM	SPGCCLP	S&P Goldman Sachs Commodity Crude Oil Index	UKRPI	United Kingdom Retail Price Index

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate	oz.	Ounce	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending	YOY	Year-Over-Year

44	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	45

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT31SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO High Yield Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart

4	PIMCO VARIABLE INSURANCE TRUST

measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

SEMIANNUAL REPORT	JUNE 30, 2015	5

PIMCO High Yield Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	93.4%
Short-Term Instruments‡	6.4%
Mortgage-Backed Securities	0.2%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	10 Years	Class Inception (04/30/1998)
PIMCO High Yield Portfolio Administrative Class	2.07%	0.66%	7.59%	6.44%	5.93%
BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	2.69%	0.70%	8.32%	7.21%	6.40%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Administrative Class shares.

± BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index launched on 12/31/1996. The index performance shown prior to that date is calculated using the BofA Merrill Lynch U.S. High Yield, Cash Pay BB-B Rated Index, which was the Fund’s primary benchmark index from the Fund’s inception until 12/31/1996. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$1,020.70	$1,020.91
Expenses Paid During Period†	$3.79	$3.79
Net Annualized Expense Ratio	0.76%	0.76%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»	An underweight to the metals and mining sector added to returns as the sector underperformed the broader U.S. high yield bond market over the reporting period.

»	An underweight to the wirelines sector added to returns as the sub-sector underperformed the broader U.S. high yield bond market over the reporting period.

»	An overweight to the gaming/leisure sector added to returns as the sector outperformed the broader U.S. high yield bond market during the reporting period.

»	An underweight to the energy sector detracted from returns as the sector outperformed the broader U.S. high yield bond market during the reporting period.

»	An overweight to the media cable sector detracted from returns as the sector underperformed the broader U.S. high yield bond market during the reporting period.

»	An underweight to the retail sector detracted from returns as the sector outperformed the broader U.S. high yield bond market during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO High Yield Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+		12/31/2014		12/31/2013	12/31/2012	12/31/2011	12/31/2010

Administrative Class
Net asset value beginning of year or period	$7.91		$8.07		$8.06	$7.47	$7.75	$7.28
Net investment income (a)	0.20		0.41		0.42	0.43	0.51	0.54
Net realized/unrealized gain (loss)	(0.04)		(0.14)		0.03	0.61	(0.26)	0.48
Total from Investment Operations	0.16		0.27		0.45	1.04	0.25	1.02
Dividends from net investment income	(0.20)		(0.43)		(0.44)	(0.45)	(0.53)	(0.55)
Total distributions	(0.20)		(0.43)		(0.44)	(0.45)	(0.53)	(0.55)
Net asset value end of year or period	$7.87		$7.91		$8.07	$8.06	$7.47	$7.75
Total return	2.07%		3.34%		5.73%	14.30%	3.34%	14.46%
Net assets end of year or period (000s)	$1,167,484		$1,135,929		$1,155,248	$1,010,351	$748,448	$664,342
Ratio of expenses to average net assets	0.76	%*(b)	0.75	%(b)	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets excluding interest expense	0.75	%*	0.75%		0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	5.01	%*	5.05%		5.22%	5.53%	6.68%	7.14%
Portfolio turnover rate	12%		37%		41%	43%	68%	64%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Ratio of expenses to average net assets includes line of credit expenses.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	7

Statement of Assets and Liabilities PIMCO High Yield Portfolio

(Unaudited)

(Amounts in thousands†, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$1,112,275
Investments in Affiliates	75,775
Financial Derivative Instruments
Exchange-traded or centrally cleared	166
Over the counter	3
Cash	0
Deposits with counterparty	2,262
Foreign currency, at value	2,064
Receivable for investments sold	187
Receivable for Portfolio shares sold	136
Interest receivable	17,592
Dividends receivable from Affiliates	26
Other assets	7
Total Assets	1,210,493

Liabilities:
Financial Derivative Instruments
Over the counter	215
Payable for investments purchased	3,500
Payable for investments in Affiliates purchased	26
Payable for Portfolio shares redeemed	7,821
Accrued investment advisory fees	255
Accrued supervisory and administrative fees	357
Accrued distribution fees	9
Accrued servicing fees	147
Other liabilities	3
Total Liabilities	12,333

Net Assets	$1,198,160

Net Assets Consist of:
Paid in capital	$1,180,244
Undistributed net investment income	5,017
Accumulated undistributed net realized gain	20,493
Net unrealized appreciation (depreciation)	(7,594)
$1,198,160

Net Assets:
Institutional Class	$4,842
Administrative Class	1,167,484
Advisor Class	25,834

Shares Issued and Outstanding:
Institutional Class	615
Administrative Class	148,278
Advisor Class	3,281

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$7.87
Administrative Class	7.87
Advisor Class	7.87

Cost of Investments in securities	$1,120,278
Cost of Investments in Affiliates	$75,780
Cost of Foreign Currency Held	$2,066
Cost or Premiums of Financial Derivative Instruments, net	$0

* Includes repurchase agreements of:	$258

†	A zero balance may reflect actual amounts rounding to less than one thousand.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO High Yield Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$34,988
Dividends from Investments in Affiliates	168
Total Income	35,156

Expenses:
Investment advisory fees	1,522
Supervisory and administrative fees	2,131
Servicing fees - Administrative Class	875
Distribution and/or servicing fees - Advisor Class	58
Trustee fees	8
Interest expense	58
Total Expenses	4,652

Net Investment Income	30,504

Net Realized Gain:
Investments in securities	1,167
Investments in Affiliates	(399)
Exchange-traded or centrally cleared financial derivative instruments	211
Over the counter financial derivative instruments	1,391
Foreign currency	52

Net Realized Gain	2,422

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(8,453)
Investments in Affiliates	452
Exchange-traded or centrally cleared financial derivative instruments	431
Over the counter financial derivative instruments	(688)
Foreign currency assets and liabilities	19

Net Change in Unrealized (Depreciation)	(8,239)

Net Increase in Net Assets Resulting from Operations	$24,687

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statements of Changes in Net Assets PIMCO High Yield Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$30,504	$61,793
Net realized gain	2,422	26,806
Net change in unrealized (depreciation)	(8,239)	(50,192)

Net Increase in Net Assets Resulting from Operations	24,687	38,407

Distributions to Shareholders:
From net investment income
Institutional Class	(128)	(267)
Administrative Class	(30,327)	(62,360)
Advisor Class	(1,197)	(2,134)

Total Distributions	(31,652)	(64,761)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	45,551	(21,932)

Total Increase (Decrease) in Net Assets	38,586	(48,286)

Net Assets:
Beginning of period	1,159,574	1,207,860
End of period*	$1,198,160	$1,159,574

* Including undistributed net investment income of:	$5,017	$6,165

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO High Yield Portfolio

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.9%

CORPORATE BONDS & NOTES 92.6%

BANKING & FINANCE 11.5%
A-S Co-Issuer Subsidiary, Inc.
7.875% due 12/15/2020		$1,000	$1,060
AerCap Ireland Capital Ltd.
3.750% due 05/15/2019		1,500	1,487
4.500% due 05/15/2021		3,000	3,022
5.000% due 10/01/2021		1,000	1,030
Ally Financial, Inc.
4.125% due 03/30/2020		750	750
4.750% due 09/10/2018		1,000	1,034
5.125% due 09/30/2024		2,000	2,013
6.250% due 12/01/2017		1,000	1,070
7.500% due 09/15/2020		2,795	3,263
8.000% due 03/15/2020		1,607	1,896
8.000% due 11/01/2031		401	512
Argos Merger Sub, Inc.
7.125% due 03/15/2023		2,625	2,756
Bank of America Corp.
6.250% due 09/05/2024 (c)		2,000	1,994
Barclays Bank PLC
7.625% due 11/21/2022		1,000	1,141
Barclays PLC
8.000% due 12/15/2020 (c)	EUR	2,000	2,375
8.250% due 12/15/2018 (c)		$750	793
CBRE Services, Inc.
5.000% due 03/15/2023		2,000	2,030
CIT Group, Inc.
5.000% due 08/15/2022		8,000	7,940
5.250% due 03/15/2018		2,500	2,591
5.500% due 02/15/2019		2,000	2,090
Corrections Corp. of America
4.625% due 05/01/2023		2,000	1,970
Credit Agricole S.A.
6.625% due 09/23/2019 (c)		1,500	1,467
7.875% due 01/23/2024 (c)		5,500	5,661
Credit Suisse Group AG
6.250% due 12/18/2024 (c)		3,500	3,366
7.500% due 12/11/2023 (c)		1,000	1,044
Crown Castle International Corp.
4.875% due 04/15/2022		1,500	1,519
5.250% due 01/15/2023		5,000	5,055
Denali Borrower LLC
5.625% due 10/15/2020		6,000	6,322
ESH Hospitality, Inc.
5.250% due 05/01/2025		1,500	1,466
Felcor Lodging LP
6.000% due 06/01/2025		500	510
General Motors Financial Co., Inc.
4.250% due 05/15/2023		2,500	2,531
Greystar Real Estate Partners LLC
8.250% due 12/01/2022		1,250	1,325
HSBC Holdings PLC
6.375% due 03/30/2025 (c)		2,500	2,519
HUB International Ltd.
7.875% due 10/01/2021		2,500	2,556
ING Groep NV
6.500% due 04/16/2025 (c)		750	727
International Lease Finance Corp.
5.875% due 08/15/2022		1,000	1,084
6.250% due 05/15/2019		2,000	2,167
8.750% due 03/15/2017		2,000	2,193
Interval Acquisition Corp.
5.625% due 04/15/2023		1,000	1,018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intesa Sanpaolo SpA
5.017% due 06/26/2024		$1,250	$1,215
iStar Financial, Inc.
5.000% due 07/01/2019		1,500	1,485
Jefferies Finance LLC
6.875% due 04/15/2022		1,500	1,470
7.375% due 04/01/2020		2,000	1,975
Lloyds Banking Group PLC
7.500% due 06/27/2024 (c)		7,500	7,744
Navient Corp.
4.875% due 06/17/2019		2,000	1,985
5.000% due 06/15/2018		450	449
5.000% due 10/26/2020		1,000	998
5.875% due 10/25/2024		2,500	2,356
6.125% due 03/25/2024		3,500	3,360
8.000% due 03/25/2020		1,000	1,118
8.450% due 06/15/2018		2,000	2,228
OneMain Financial Holdings, Inc.
6.750% due 12/15/2019		1,000	1,045
7.250% due 12/15/2021		1,500	1,556
PHH Corp.
6.375% due 08/15/2021		750	741
Provident Funding Associates LP
6.750% due 06/15/2021		500	480
Quicken Loans, Inc.
5.750% due 05/01/2025		2,000	1,920
Regions Financial Corp.
7.375% due 12/10/2037		1,500	1,877
RHP Hotel Properties LP
5.000% due 04/15/2023		1,500	1,478
Royal Bank of Scotland Group PLC
5.125% due 05/28/2024		2,100	2,098
7.648% due 09/30/2031 (c)		1,000	1,250
Societe Generale S.A.
6.000% due 01/27/2020 (c)		1,500	1,403
7.875% due 12/18/2023 (c)		2,500	2,519
Sophia Holding Finance LP (9.625% Cash or 9.625% PIK)
9.625% due 12/01/2018 (b)		250	254
Springleaf Finance Corp.
6.900% due 12/15/2017		2,000	2,125
Standard Chartered PLC
6.500% due 04/02/2020 (c)		1,500	1,514
UniCredit SpA
8.000% due 06/03/2024 (c)		2,860	2,814
Virgin Media Secured Finance PLC
6.000% due 04/15/2021	GBP	900	1,478
Wells Fargo & Co.
5.875% due 06/15/2025 (c)		$1,250	1,281

			137,563

INDUSTRIALS 72.5%
Acadia Healthcare Co., Inc.
5.625% due 02/15/2023		1,000	1,018
Accudyne Industries Borrower
7.750% due 12/15/2020		3,000	2,790
Activision Blizzard, Inc.
5.625% due 09/15/2021		1,000	1,050
6.125% due 09/15/2023		3,000	3,225
ADT Corp.
3.500% due 07/15/2022		3,500	3,194
4.125% due 06/15/2023		2,500	2,337
4.875% due 07/15/2042		1,000	770
6.250% due 10/15/2021		2,000	2,110
AECOM
5.750% due 10/15/2022		625	634
5.875% due 10/15/2024		1,000	1,016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Aguila S.A.
7.875% due 01/31/2018	$2,500	$2,484
Air Medical Merger Sub Corp.
6.375% due 05/15/2023	3,000	2,835
Albea Beauty Holdings S.A.
8.375% due 11/01/2019	1,000	1,075
Alcoa, Inc.
5.125% due 10/01/2024	1,500	1,526
Aleris International, Inc.
7.625% due 02/15/2018	2,000	2,060
7.875% due 11/01/2020	750	782
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018	2,750	2,667
Allegion U.S. Holding Co., Inc.
5.750% due 10/01/2021	1,000	1,038
Alliance Data Systems Corp.
5.375% due 08/01/2022	750	741
6.375% due 04/01/2020	1,250	1,295
Alphabet Holding Co., Inc. (7.750% Cash or 8.500% PIK)
7.750% due 11/01/2017 (b)	3,000	3,007
Altice Financing S.A.
6.625% due 02/15/2023	5,000	4,976
Altice Finco S.A.
7.625% due 02/15/2025	2,000	1,925
Altice S.A.
7.625% due 02/15/2025	3,000	2,827
7.750% due 05/15/2022	5,000	4,850
AMC Networks, Inc.
4.750% due 12/15/2022	2,000	2,007
American Builders & Contractors Supply Co., Inc.
5.625% due 04/15/2021	2,000	2,045
Amsted Industries, Inc.
5.000% due 03/15/2022	2,000	2,007
5.375% due 09/15/2024	1,000	998
Anixter, Inc.
5.125% due 10/01/2021	500	511
Antero Resources Corp.
5.125% due 12/01/2022	2,000	1,900
5.375% due 11/01/2021	1,000	975
6.000% due 12/01/2020	1,000	1,015
Ashland, Inc.
4.750% due 08/15/2022	4,000	3,940
6.875% due 05/15/2043	1,250	1,275
Associated Materials LLC
9.125% due 11/01/2017	1,500	1,253
Axalta Coating Systems U.S. Holdings, Inc.
7.375% due 05/01/2021	1,000	1,074
Axiall Corp.
4.875% due 05/15/2023	1,000	969
B&G Foods, Inc.
4.625% due 06/01/2021	2,000	1,977
Ball Corp.
5.250% due 07/01/2025	1,500	1,491
Baytex Energy Corp.
5.125% due 06/01/2021	750	707
5.625% due 06/01/2024	750	699
Belden, Inc.
5.250% due 07/15/2024	1,000	975
5.500% due 09/01/2022	2,000	1,995
Beverage Packaging Holdings Luxembourg S.A.
5.625% due 12/15/2016	1,500	1,503
Blue Coat Holdings, Inc.
8.375% due 06/01/2023	750	765
BMC Software Finance, Inc.
8.125% due 07/15/2021	2,000	1,628

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Boise Cascade Co.
6.375% due 11/01/2020		$750	$794
Bombardier, Inc.
5.500% due 09/15/2018		1,000	995
7.500% due 03/15/2025		2,000	1,825
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)		1,000	714
Boyd Gaming Corp.
6.875% due 05/15/2023		500	515
Brakes Capital
7.125% due 12/15/2018	GBP	750	1,214
Bristow Group, Inc.
6.250% due 10/15/2022		$400	398
Building Materials Corp. of America
5.375% due 11/15/2024		4,000	3,947
6.750% due 05/01/2021		2,000	2,092
Burger King Worldwide, Inc.
6.000% due 04/01/2022		4,000	4,120
Cable One, Inc.
5.750% due 06/15/2022		625	634
Cablevision Systems Corp.
5.875% due 09/15/2022		2,000	1,945
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020 ^		1,000	820
California Resources Corp.
5.500% due 09/15/2021		3,000	2,614
6.000% due 11/15/2024		4,000	3,455
Capella Healthcare, Inc.
9.250% due 07/01/2017		1,000	1,026
Capsugel S.A. (7.000% Cash or 7.750% PIK)
7.000% due 05/15/2019 (b)		3,000	3,058
Carrizo Oil & Gas, Inc.
6.250% due 04/15/2023		1,000	1,008
Cascades, Inc.
5.500% due 07/15/2022		750	728
Case New Holland Industrial, Inc.
7.875% due 12/01/2017		1,250	1,375
Catamaran Corp.
4.750% due 03/15/2021		1,000	1,114
CCO Holdings LLC
5.125% due 02/15/2023		3,000	2,932
5.125% due 05/01/2023		1,750	1,708
5.250% due 09/30/2022		5,000	4,937
5.375% due 05/01/2025		1,000	976
5.750% due 09/01/2023		2,750	2,762
5.750% due 01/15/2024		1,000	1,010
5.875% due 05/01/2027		1,000	979
6.625% due 01/31/2022		1,000	1,045
Celanese U.S. Holdings LLC
4.625% due 11/15/2022		1,000	995
Cequel Communications Holdings LLC
5.125% due 12/15/2021		3,000	2,736
6.375% due 09/15/2020		1,650	1,645
CeramTec Group GmbH
8.250% due 08/15/2021	EUR	1,000	1,221
CHC Helicopter S.A.
9.250% due 10/15/2020		$2,250	1,648
Chemours Co.
6.625% due 05/15/2023		1,125	1,093
7.000% due 05/15/2025		875	851
Chemtura Corp.
5.750% due 07/15/2021		1,500	1,530
Chesapeake Energy Corp.
4.875% due 04/15/2022		3,000	2,625
5.750% due 03/15/2023		6,000	5,460
Churchill Downs, Inc.
5.375% due 12/15/2021		500	515

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022	$3,500	$3,640
7.625% due 03/15/2020	3,000	3,139
CNH Industrial Capital LLC
3.375% due 07/15/2019	500	488
3.625% due 04/15/2018	2,000	2,010
Coeur Mining, Inc.
7.875% due 02/01/2021	1,000	853
Cogent Communications Group, Inc.
5.375% due 03/01/2022	1,000	991
Columbus International, Inc.
7.375% due 03/30/2021	1,250	1,348
CommScope Technologies Finance LLC
6.000% due 06/15/2025	1,250	1,248
CommScope, Inc.
5.000% due 06/15/2021	1,000	983
5.500% due 06/15/2024	1,750	1,708
Community Health Systems, Inc.
5.125% due 08/01/2021	2,000	2,042
6.875% due 02/01/2022	3,000	3,176
7.125% due 07/15/2020	2,000	2,124
8.000% due 11/15/2019	2,000	2,112
Concho Resources, Inc.
5.500% due 04/01/2023	1,500	1,508
6.500% due 01/15/2022	1,750	1,833
Concordia Healthcare Corp.
7.000% due 04/15/2023	1,500	1,504
CONSOL Energy, Inc.
5.875% due 04/15/2022	1,000	854
Constellation Brands, Inc.
4.250% due 05/01/2023	2,000	1,975
4.750% due 11/15/2024	500	503
6.000% due 05/01/2022	1,000	1,093
Constellium NV
5.750% due 05/15/2024	1,000	895
Continental Airlines Pass-Through Trust
7.373% due 06/15/2017	80	81
ConvaTec Finance International S.A. (8.250% Cash or 9.000% PIK)
8.250% due 01/15/2019 (b)	3,000	2,959
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018	3,000	3,169
Crimson Merger Sub, Inc.
6.625% due 05/15/2022	10,000	8,850
Crown Americas LLC
4.500% due 01/15/2023	3,000	2,848
CSC Holdings LLC
5.250% due 06/01/2024	2,000	1,930
7.625% due 07/15/2018	1,000	1,098
7.875% due 02/15/2018	1,000	1,105
8.625% due 02/15/2019	1,000	1,143
CST Brands, Inc.
5.000% due 05/01/2023	1,250	1,250
Darling Ingredients, Inc.
5.375% due 01/15/2022	3,000	3,011
DaVita HealthCare Partners, Inc.
5.000% due 05/01/2025	3,000	2,895
5.125% due 07/15/2024	4,000	3,940
5.750% due 08/15/2022	3,000	3,191
Dean Foods Co.
6.500% due 03/15/2023	1,750	1,789
Denbury Resources, Inc.
4.625% due 07/15/2023	1,000	843
5.500% due 05/01/2022	1,000	898
Digicel Group Ltd.
7.125% due 04/01/2022	2,000	1,885
8.250% due 09/30/2020	1,000	1,005

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Digicel Ltd.
6.000% due 04/15/2021	$1,000	$967
DISH DBS Corp.
5.000% due 03/15/2023	5,000	4,650
5.125% due 05/01/2020	1,000	1,014
5.875% due 07/15/2022	5,000	4,912
5.875% due 11/15/2024	2,000	1,926
6.750% due 06/01/2021	1,000	1,045
7.875% due 09/01/2019	750	834
DJO Finance LLC
10.750% due 04/15/2020	500	515
DJO Finco, Inc.
8.125% due 06/15/2021	1,500	1,549
Dresser-Rand Group, Inc.
6.500% due 05/01/2021	750	808
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	1,250	1,200
Dynegy, Inc.
6.750% due 11/01/2019	3,000	3,136
7.375% due 11/01/2022	2,000	2,105
7.625% due 11/01/2024	2,000	2,130
Eagle Spinco, Inc.
4.625% due 02/15/2021	3,500	3,408
Endo Finance LLC
5.375% due 01/15/2023	3,000	2,970
5.750% due 01/15/2022	3,500	3,552
6.000% due 07/15/2023 (a)	1,750	1,794
6.000% due 02/01/2025	2,000	2,042
Energizer SpinCo, Inc.
5.500% due 06/15/2025	1,000	990
EnPro Industries, Inc.
5.875% due 09/15/2022	1,125	1,150
Envision Healthcare Corp.
5.125% due 07/01/2022	2,000	2,020
Era Group, Inc.
7.750% due 12/15/2022	750	741
Evolution Escrow Issuer LLC
7.500% due 03/15/2022	1,000	950
Family Tree Escrow LLC
5.250% due 03/01/2020	750	788
5.750% due 03/01/2023	2,000	2,100
Fiat Chrysler Automobiles NV
5.250% due 04/15/2023	2,500	2,457
First Data Corp.
6.750% due 11/01/2020	2,275	2,410
8.250% due 01/15/2021	4,000	4,230
12.625% due 01/15/2021	3,000	3,472
First Quality Finance Co., Inc.
4.625% due 05/15/2021	1,500	1,410
First Quantum Minerals Ltd.
6.750% due 02/15/2020	1,140	1,109
7.000% due 02/15/2021	2,500	2,403
7.250% due 05/15/2022	1,000	958
Florida East Coast Holdings Corp.
6.750% due 05/01/2019	500	503
FMG Resources Pty. Ltd.
6.875% due 04/01/2022	2,000	1,410
8.250% due 11/01/2019	750	636
Fresenius Medical Care U.S. Finance, Inc.
4.125% due 10/15/2020	750	757
4.750% due 10/15/2024	1,250	1,244
5.625% due 07/31/2019	1,000	1,086
5.875% due 01/31/2022	1,250	1,338
FTS International, Inc.
6.250% due 05/01/2022	875	648
Gardner Denver, Inc.
6.875% due 08/15/2021	9,000	8,246

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gates Global LLC
6.000% due 07/15/2022	$4,000	$3,640
GCI, Inc.
6.875% due 04/15/2025	750	761
General Cable Corp.
5.750% due 10/01/2022	1,250	1,178
General Motors Co.
5.000% due 04/01/2035	625	616
5.200% due 04/01/2045	625	622
Geo Group, Inc.
5.125% due 04/01/2023	1,000	1,000
Getty Images, Inc.
7.000% due 10/15/2020	3,000	1,380
GLP Capital LP
5.375% due 11/01/2023	1,500	1,549
Graphic Packaging International, Inc.
4.875% due 11/15/2022	500	504
Griffon Corp.
5.250% due 03/01/2022	3,000	2,996
Grifols Worldwide Operations Ltd.
5.250% due 04/01/2022	2,000	2,010
Gulfport Energy Corp.
6.625% due 05/01/2023	1,000	1,018
7.750% due 11/01/2020	1,500	1,579
H&E Equipment Services, Inc.
7.000% due 09/01/2022	750	777
Halcon Resources Corp.
8.625% due 02/01/2020	1,000	991
HCA Holdings, Inc.
6.250% due 02/15/2021	4,000	4,320
HCA, Inc.
4.750% due 05/01/2023	5,000	5,075
5.000% due 03/15/2024	2,500	2,550
5.375% due 02/01/2025	2,000	2,025
5.875% due 05/01/2023	1,750	1,864
7.190% due 11/15/2015	180	184
7.500% due 02/15/2022	4,000	4,600
8.000% due 10/01/2018	2,000	2,320
HD Supply, Inc.
5.250% due 12/15/2021	1,500	1,526
7.500% due 07/15/2020	4,000	4,250
11.000% due 04/15/2020	2,000	2,236
Hearthside Group Holdings LLC
6.500% due 05/01/2022	3,000	2,880
Hertz Corp.
5.875% due 10/15/2020	500	509
6.250% due 10/15/2022	500	510
6.750% due 04/15/2019	2,000	2,069
7.375% due 01/15/2021	1,500	1,569
Hexion, Inc.
6.625% due 04/15/2020	1,500	1,384
8.875% due 02/01/2018	1,000	908
Hilton Worldwide Finance LLC
5.625% due 10/15/2021	3,500	3,653
HJ Heinz Co.
4.250% due 10/15/2020	2,500	2,553
4.875% due 02/15/2025	2,000	2,182
HJ Heinz Finance Co.
7.125% due 08/01/2039	2,000	2,490
Hologic, Inc.
5.250% due 07/15/2022 (a)	750	768
6.250% due 08/01/2020	2,000	2,070
Horizon Pharma Financing, Inc.
6.625% due 05/01/2023	1,000	1,044
Hospira, Inc.
5.800% due 08/12/2023	1,000	1,164

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hughes Satellite Systems Corp.
6.500% due 06/15/2019	$450	$490
7.625% due 06/15/2021	1,000	1,104
Huntington Ingalls Industries, Inc.
5.000% due 12/15/2021	750	766
Huntsman International LLC
4.875% due 11/15/2020	2,000	2,005
5.125% due 11/15/2022	1,500	1,481
Igloo Holdings Corp. (8.250% Cash or 9.000% PIK)
8.250% due 12/15/2017 (b)	600	608
iHeartCommunications, Inc.
9.000% due 03/01/2021	2,500	2,287
IHS, Inc.
5.000% due 11/01/2022	625	623
Immucor, Inc.
11.125% due 08/15/2019	1,000	1,065
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023	4,000	3,555
6.625% due 12/15/2022	2,500	2,303
7.250% due 10/15/2020	2,000	1,985
7.500% due 04/01/2021	3,500	3,474
Intelsat Luxembourg S.A.
7.750% due 06/01/2021	1,500	1,258
8.125% due 06/01/2023	2,000	1,650
Interactive Data Corp.
5.875% due 04/15/2019	2,250	2,272
International Game Technology PLC
6.250% due 02/15/2022	1,500	1,440
6.500% due 02/15/2025	1,500	1,395
Italics Merger Sub, Inc.
7.125% due 07/15/2023	250	248
Jaguar Holding Co.
9.500% due 12/01/2019	1,000	1,068
Jaguar Holding Co. (9.375% Cash or 10.125% PIK)
9.375% due 10/15/2017 (b)	1,000	1,024
Jarden Corp.
7.500% due 05/01/2017	1,500	1,639
JMC Steel Group, Inc.
8.250% due 03/15/2018	2,000	1,837
Kindred Healthcare, Inc.
6.375% due 04/15/2022	1,500	1,504
Kinetic Concepts, Inc.
10.500% due 11/01/2018	3,500	3,745
12.500% due 11/01/2019	2,000	2,165
KLX, Inc.
5.875% due 12/01/2022	3,500	3,552
L Brands, Inc.
5.625% due 02/15/2022	1,250	1,322
Lamar Media Corp.
5.000% due 05/01/2023	1,000	995
5.875% due 02/01/2022	500	520
Land O’ Lakes, Inc.
6.000% due 11/15/2022	1,000	1,068
Laredo Petroleum, Inc.
7.375% due 05/01/2022	1,000	1,058
Level 3 Financing, Inc.
5.375% due 05/01/2025	1,000	965
LifePoint Health, Inc.
5.500% due 12/01/2021	2,000	2,070
LIN Television Corp.
5.875% due 11/15/2022	750	761
Live Nation Entertainment, Inc.
7.000% due 09/01/2020	1,000	1,068
LKQ Corp.
4.750% due 05/15/2023	1,500	1,438
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023	4,000	3,750

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 04/15/2025	$1,000	$974
5.750% due 08/01/2022	3,000	3,071
Manitowoc Co., Inc.
5.875% due 10/15/2022	1,250	1,353
8.500% due 11/01/2020	2,000	2,122
Masonite International Corp.
5.625% due 03/15/2023	1,000	1,021
Matador Resources Co.
6.875% due 04/15/2023	500	513
MCE Finance Ltd.
5.000% due 02/15/2021	2,000	1,910
MGM Resorts International
6.000% due 03/15/2023	2,500	2,537
6.625% due 12/15/2021	5,000	5,250
6.750% due 10/01/2020	4,000	4,249
7.625% due 01/15/2017	2,000	2,137
7.750% due 03/15/2022	2,000	2,210
8.625% due 02/01/2019	1,500	1,702
MPH Acquisition Holdings LLC
6.625% due 04/01/2022	3,500	3,583
MSCI, Inc.
5.250% due 11/15/2024	500	508
Multi-Color Corp.
6.125% due 12/01/2022	1,000	1,028
Murphy Oil USA, Inc.
6.000% due 08/15/2023	1,250	1,313
NBTY, Inc.
9.000% due 10/01/2018	1,500	1,554
NCL Corp. Ltd.
5.250% due 11/15/2019	1,000	1,029
NCR Corp.
4.625% due 02/15/2021	1,500	1,509
5.000% due 07/15/2022	2,000	2,035
5.875% due 12/15/2021	500	517
6.375% due 12/15/2023	500	532
NCSG Crane & Heavy Haul Services, Inc.
9.500% due 08/15/2019	1,000	655
NeuStar, Inc.
4.500% due 01/15/2023	400	357
Newfield Exploration Co.
5.375% due 01/01/2026	3,000	2,985
Nexteer Automotive Group Ltd.
5.875% due 11/15/2021	750	773
Nielsen Co. Luxembourg SARL
5.500% due 10/01/2021	2,000	2,027
Nielsen Finance LLC
4.500% due 10/01/2020	1,500	1,498
5.000% due 04/15/2022	1,750	1,726
Norbord, Inc.
6.250% due 04/15/2023	1,000	1,018
Novelis, Inc.
8.750% due 12/15/2020	3,500	3,710
Numericable SFR S.A.S.
4.875% due 05/15/2019	2,750	2,729
6.000% due 05/15/2022	5,000	4,941
6.250% due 05/15/2024	4,000	3,945
NXP BV
4.125% due 06/15/2020	1,000	1,010
5.750% due 03/15/2023	3,000	3,127
Oasis Petroleum, Inc.
6.500% due 11/01/2021	1,000	1,000
6.875% due 03/15/2022	2,000	2,040
6.875% due 01/15/2023	750	750
Omnicare, Inc.
4.750% due 12/01/2022	500	533
5.000% due 12/01/2024	375	405

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Oshkosh Corp.
5.375% due 03/01/2025		$625	$628
Outfront Media Capital LLC
5.250% due 02/15/2022		500	508
5.625% due 02/15/2024		1,000	1,026
5.875% due 03/15/2025		1,000	1,039
Par Pharmaceutical Cos., Inc.
7.375% due 10/15/2020		1,000	1,070
Party City Holdings, Inc.
8.875% due 08/01/2020		2,500	2,681
Peabody Energy Corp.
6.000% due 11/15/2018		1,250	606
6.250% due 11/15/2021		2,500	813
Penn National Gaming, Inc.
5.875% due 11/01/2021		1,500	1,519
Perstorp Holding AB
8.750% due 05/15/2017		3,000	3,135
11.000% due 08/15/2017		1,250	1,328
Petco Animal Supplies, Inc.
9.250% due 12/01/2018		2,500	2,619
Petco Holdings, Inc. (8.500% Cash or 9.250% PIK)
8.500% due 10/15/2017 (b)		2,000	2,060
Pilgrim’s Pride Corp.
5.750% due 03/15/2025		2,000	2,025
Pinnacle Entertainment, Inc.
6.375% due 08/01/2021		1,500	1,599
7.500% due 04/15/2021		1,000	1,064
Pinnacle Foods Finance LLC
4.875% due 05/01/2021		3,000	2,962
Pinnacle Operating Corp.
9.000% due 11/15/2020		500	498
Platform Specialty Products Corp.
6.500% due 02/01/2022		5,000	5,187
Ply Gem Industries, Inc.
6.500% due 02/01/2022		3,000	2,974
Post Holdings, Inc.
6.000% due 12/15/2022		2,250	2,174
6.750% due 12/01/2021		3,500	3,509
7.375% due 02/15/2022		2,000	2,042
Prestige Brands, Inc.
5.375% due 12/15/2021		2,750	2,764
8.125% due 02/01/2020		500	536
PSPC Escrow Corp.
6.000% due 02/01/2023	EUR	500	566
PVH Corp.
4.500% due 12/15/2022		$2,500	2,487
Qualitytech LP
5.875% due 08/01/2022		2,000	2,017
Quintiles Transnational Corp.
4.875% due 05/15/2023		1,500	1,511
Range Resources Corp.
5.000% due 08/15/2022		1,000	985
5.000% due 03/15/2023		2,000	1,970
5.750% due 06/01/2021		500	516
6.750% due 08/01/2020		750	775
Regency Energy Partners LP
4.500% due 11/01/2023		1,500	1,455
5.500% due 04/15/2023		1,500	1,534
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		5,000	5,137
6.875% due 02/15/2021		1,500	1,571
7.875% due 08/15/2019		1,000	1,044
8.250% due 02/15/2021		3,000	3,127
9.875% due 08/15/2019		1,000	1,052
Rice Energy, Inc.
6.250% due 05/01/2022		250	249
7.250% due 05/01/2023		1,000	1,030

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rite Aid Corp.
6.125% due 04/01/2023		$1,500	$1,551
Rockies Express Pipeline LLC
5.625% due 04/15/2020		2,250	2,312
6.000% due 01/15/2019		1,500	1,571
6.875% due 04/15/2040		500	528
RSI Home Products, Inc.
6.500% due 03/15/2023		1,000	1,013
Ryland Group, Inc.
5.375% due 10/01/2022		1,000	1,015
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		750	769
5.625% due 04/15/2023		2,500	2,504
5.750% due 05/15/2024		5,000	5,006
Sable International Finance Ltd.
8.750% due 02/01/2020		1,000	1,075
Sabre GLBL, Inc.
5.375% due 04/15/2023		1,500	1,485
Sally Holdings LLC
5.750% due 06/01/2022		1,500	1,579
Samson Investment Co.
9.750% due 02/15/2020		2,500	156
Sanchez Energy Corp.
6.125% due 01/15/2023		2,500	2,250
SandRidge Energy, Inc.
7.500% due 03/15/2021 ^		500	223
7.500% due 02/15/2023 ^		500	214
SBA Communications Corp.
4.875% due 07/15/2022		2,500	2,444
5.625% due 10/01/2019		500	522
SBA Telecommunications, Inc.
5.750% due 07/15/2020		1,000	1,041
Schaeffler Finance BV
4.250% due 05/15/2021		3,000	2,940
4.750% due 05/15/2021		3,000	3,030
4.750% due 05/15/2023		1,250	1,225
Schaeffler Holding Finance BV
6.250% due 11/15/2019 (b)		1,750	1,851
6.750% due 11/15/2022 (b)		4,000	4,335
Schaeffler Holding Finance BV (6.875% Cash or 7.625% PIK)
6.875% due 08/15/2018 (b)		3,500	3,631
Scientific Games International, Inc.
6.250% due 09/01/2020		1,250	978
7.000% due 01/01/2022		1,000	1,038
10.000% due 12/01/2022		1,500	1,452
Scotts Miracle-Gro Co.
6.625% due 12/15/2020		500	525
Sealed Air Corp.
4.875% due 12/01/2022		500	494
5.125% due 12/01/2024		1,000	990
5.250% due 04/01/2023		1,500	1,517
5.500% due 09/15/2025		1,000	1,010
Sensata Technologies BV
4.875% due 10/15/2023		2,250	2,230
5.000% due 10/01/2025		1,000	976
5.625% due 11/01/2024		1,250	1,292
Serta Simmons Holdings LLC
8.125% due 10/01/2020		2,500	2,650
ServiceMaster Co. LLC
7.000% due 08/15/2020		2,480	2,632
Seventy Seven Operating LLC
6.625% due 11/15/2019		1,000	795
SIG Combibloc Holdings S.C.A.
7.750% due 02/15/2023	EUR	1,750	2,035
Signode Industrial Group Lux S.A.
6.375% due 05/01/2022		$3,000	2,925

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sinclair Television Group, Inc.
5.625% due 08/01/2024	$1,500	$1,472
6.125% due 10/01/2022	1,000	1,033
Sirius XM Radio, Inc.
5.375% due 04/15/2025	3,000	2,910
Smithfield Foods, Inc.
6.625% due 08/15/2022	3,000	3,214
Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025	500	618
Softbank Corp.
4.500% due 04/15/2020	2,000	2,012
Sophia LP
9.750% due 01/15/2019	2,000	2,130
Spectrum Brands, Inc.
5.750% due 07/15/2025	1,500	1,530
6.125% due 12/15/2024	1,000	1,043
6.375% due 11/15/2020	500	531
6.625% due 11/15/2022	2,500	2,675
Springs Industries, Inc.
6.250% due 06/01/2021	3,000	2,947
Starz LLC
5.000% due 09/15/2019	1,500	1,523
Steel Dynamics, Inc.
5.125% due 10/01/2021	1,000	1,007
5.500% due 10/01/2024	500	501
6.125% due 08/15/2019	500	529
6.375% due 08/15/2022	500	526
Suburban Propane Partners LP
5.750% due 03/01/2025	1,000	1,003
7.375% due 08/01/2021	182	195
Sun Products Corp.
7.750% due 03/15/2021	2,000	1,830
SunGard Data Systems, Inc.
6.625% due 11/01/2019	1,000	1,036
7.625% due 11/15/2020	1,500	1,573
T-Mobile USA, Inc.
6.000% due 03/01/2023	1,250	1,283
6.250% due 04/01/2021	2,000	2,055
6.375% due 03/01/2025	2,000	2,057
6.625% due 11/15/2020	1,000	1,043
6.625% due 04/01/2023	3,000	3,124
6.731% due 04/28/2022	2,500	2,612
6.836% due 04/28/2023	2,000	2,107
TEGNA, Inc.
4.875% due 09/15/2021	500	498
5.500% due 09/15/2024	1,000	993
Tenet Healthcare Corp.
4.375% due 10/01/2021	2,000	1,965
4.500% due 04/01/2021	6,000	5,962
5.000% due 03/01/2019	2,250	2,258
6.000% due 10/01/2020	1,000	1,069
6.750% due 06/15/2023	1,000	1,022
8.000% due 08/01/2020	1,500	1,566
8.125% due 04/01/2022	1,000	1,098
Terex Corp.
6.000% due 05/15/2021	1,100	1,111
TerraForm Power Operating LLC
5.875% due 02/01/2023	1,750	1,785
Tesoro Logistics LP
5.875% due 10/01/2020	391	404
6.250% due 10/15/2022	1,500	1,560
Time, Inc.
5.750% due 04/15/2022	1,750	1,697
TransDigm, Inc.
5.500% due 10/15/2020	2,000	1,997
6.000% due 07/15/2022	2,500	2,481
6.500% due 07/15/2024	4,000	3,970

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TransUnion (8.125% Cash or 8.875% PIK)
8.125% due 06/15/2018 (b)		$1,000	$1,023
TransUnion (9.625% Cash or 10.375% PIK)
9.625% due 06/15/2018 (b)		500	502
TreeHouse Foods, Inc.
4.875% due 03/15/2022		2,000	2,020
Tribune Media Co.
5.875% due 07/15/2022		1,500	1,515
Trinseo Materials Operating S.C.A.
6.750% due 05/01/2022		1,000	1,023
Triumph Group, Inc.
4.875% due 04/01/2021		1,000	985
Tronox Finance LLC
6.375% due 08/15/2020		1,500	1,399
Tullow Oil PLC
6.250% due 04/15/2022		2,000	1,780
United Rentals North America, Inc.
4.625% due 07/15/2023		4,000	3,937
5.500% due 07/15/2025		1,250	1,213
6.125% due 06/15/2023		500	513
7.625% due 04/15/2022		2,250	2,447
8.250% due 02/01/2021		692	741
Unitymedia GmbH
6.125% due 01/15/2025		1,000	1,048
Unitymedia Hessen GmbH & Co. KG
5.000% due 01/15/2025		3,000	2,985
5.500% due 01/15/2023		2,500	2,558
5.750% due 01/15/2023	EUR	1,350	1,625
Univar, Inc.
6.750% due 07/15/2023 (a)		$1,000	1,013
Universal Health Services, Inc.
4.750% due 08/01/2022		1,250	1,290
Univision Communications, Inc.
5.125% due 05/15/2023		3,000	2,925
5.125% due 02/15/2025		4,500	4,342
6.750% due 09/15/2022		1,357	1,440
8.500% due 05/15/2021		2,500	2,641
UPC Holding BV
6.375% due 09/15/2022	EUR	2,000	2,403
6.750% due 03/15/2023		2,000	2,430
6.750% due 03/15/2023	CHF	1,000	1,164
UPCB Finance Ltd.
5.375% due 01/15/2025		$1,000	960
7.250% due 11/15/2021		1,125	1,221
USG Corp.
5.500% due 03/01/2025		1,250	1,250
5.875% due 11/01/2021		2,500	2,625
Valeant Pharmaceuticals International, Inc.
5.500% due 03/01/2023		1,250	1,266
5.625% due 12/01/2021		3,000	3,090
5.875% due 05/15/2023		1,750	1,796
6.125% due 04/15/2025		3,250	3,356
6.375% due 10/15/2020		1,000	1,056
6.750% due 08/15/2021		2,000	2,090
7.000% due 10/01/2020		1,000	1,043
7.250% due 07/15/2022		3,000	3,199
7.500% due 07/15/2021		3,000	3,251
VeriSign, Inc.
4.625% due 05/01/2023		2,000	1,925
5.250% due 04/01/2025		1,000	1,000
Videotron Ltd.
5.375% due 06/15/2024		1,250	1,253
9.125% due 04/15/2018		52	53
VWR Funding, Inc.
7.250% due 09/15/2017		1,500	1,554
WhiteWave Foods Co.
5.375% due 10/01/2022		750	795

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Whiting Petroleum Corp.
5.750% due 03/15/2021	$3,000	$2,967
6.250% due 04/01/2023	2,000	1,995
Wind Acquisition Finance S.A.
4.750% due 07/15/2020	3,000	2,981
7.375% due 04/23/2021	3,000	3,041
Wise Metals Group LLC
8.750% due 12/15/2018	1,000	1,061
Wolverine World Wide, Inc.
6.125% due 10/15/2020	500	533
WPX Energy, Inc.
5.250% due 09/15/2024	1,000	926
WR Grace & Co-Conn
5.125% due 10/01/2021	1,000	1,010
5.625% due 10/01/2024	900	915
Wynn Las Vegas LLC
4.250% due 05/30/2023	1,000	925
5.375% due 03/15/2022	2,500	2,559
5.500% due 03/01/2025	2,500	2,394
Wynn Macau Ltd.
5.250% due 10/15/2021	2,000	1,900
XPO Logistics, Inc.
6.500% due 06/15/2022	3,250	3,189
7.875% due 09/01/2019	2,250	2,416
Zebra Technologies Corp.
7.250% due 10/15/2022	2,000	2,170
ZF North America Capital, Inc.
4.750% due 04/29/2025	2,500	2,434
Ziggo Bond Finance BV
5.875% due 01/15/2025	2,000	1,967

		869,182

UTILITIES 8.6%
AES Corp.
3.283% due 06/01/2019	1,500	1,504
7.375% due 07/01/2021	2,250	2,481
8.000% due 06/01/2020	1,500	1,740
Blue Racer Midstream LLC
6.125% due 11/15/2022	1,250	1,294
Calpine Corp.
5.375% due 01/15/2023	4,000	3,950
5.750% due 01/15/2025	3,000	2,929
Covanta Holding Corp.
5.875% due 03/01/2024	1,025	1,028
7.250% due 12/01/2020	500	527
EP Energy LLC
9.375% due 05/01/2020	2,000	2,152
Frontier Communications Corp.
6.875% due 01/15/2025	3,000	2,520
7.125% due 03/15/2019	1,125	1,167
Gazprom OAO Via Gaz Capital S.A.
3.850% due 02/06/2020	1,500	1,389
4.950% due 07/19/2022	1,000	926
Genesis Energy LP
5.625% due 06/15/2024	1,000	975
6.000% due 05/15/2023	1,250	1,254
LBC Tank Terminals Holding Netherlands BV
6.875% due 05/15/2023	1,000	1,038
MarkWest Energy Partners LP
4.500% due 07/15/2023	2,500	2,462
4.875% due 12/01/2024	1,000	983
4.875% due 06/01/2025	1,000	980
5.500% due 02/15/2023	750	776
Midwest Generation LLC
8.560% due 01/02/2016	89	89

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NGPL PipeCo LLC
9.625% due 06/01/2019	$1,000	$1,018
Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,346
NRG Energy, Inc.
6.250% due 07/15/2022	2,250	2,295
6.250% due 05/01/2024	1,000	998
6.625% due 03/15/2023	1,500	1,552
7.625% due 01/15/2018	3,000	3,296
7.875% due 05/15/2021	1,000	1,070
8.250% due 09/01/2020	2,250	2,362
NSG Holdings LLC
7.750% due 12/15/2025	1,482	1,641
Parsley Energy LLC
7.500% due 02/15/2022	500	510
PBF Logistics LP
6.875% due 05/15/2023	500	505
Petrobras Global Finance BV
6.250% due 03/17/2024	250	242
6.750% due 01/27/2041	250	220
Red Oak Power LLC
8.540% due 11/30/2019	633	678
Rose Rock Midstream LP
5.625% due 11/15/2023	500	486
Sprint Capital Corp.
6.875% due 11/15/2028	3,000	2,580
6.900% due 05/01/2019	3,000	3,067
8.750% due 03/15/2032	3,000	2,925
Sprint Communications, Inc.
6.000% due 11/15/2022	4,500	4,123
7.000% due 03/01/2020	1,500	1,635
9.000% due 11/15/2018	1,500	1,698
Sprint Corp.
7.125% due 06/15/2024	3,500	3,255
7.250% due 09/15/2021	3,500	3,454
7.625% due 02/15/2025	1,500	1,417
7.875% due 09/15/2023	2,000	1,955
Summit Midstream Holdings LLC
5.500% due 08/15/2022	1,250	1,200
Talen Energy Supply LLC
5.125% due 07/15/2019	3,000	2,955
6.500% due 06/01/2025	1,000	1,001
Targa Resources Partners LP
4.125% due 11/15/2019	750	746
4.250% due 11/15/2023	2,000	1,860
5.000% due 01/15/2018	1,000	1,028
5.250% due 05/01/2023	2,000	1,990
6.375% due 08/01/2022	375	392
6.625% due 10/01/2020	1,000	1,045
Telecom Italia Capital S.A.
6.375% due 11/15/2033	1,000	1,030
Telecom Italia SpA
5.303% due 05/30/2024	5,100	5,100
Tenaska Alabama Partners LP
7.000% due 06/30/2021	1,219	1,283
Virgin Media Finance PLC
5.750% due 01/15/2025	1,000	1,003
6.000% due 10/15/2024	1,500	1,528
6.375% due 04/15/2023	2,000	2,075
Williams Partners LP
4.875% due 05/15/2023	2,000	1,976

		102,704

Total Corporate Bonds & Notes (Cost $1,118,005)		1,109,449

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 0.2%
Bear Stearns ALT-A Trust
4.184% due 11/25/2036 ^	$717	$552
Citigroup Mortgage Loan Trust, Inc.
2.623% due 03/25/2034	8	8
Countrywide Alternative Loan Trust
0.417% due 05/20/2046 ^	115	83
Countrywide Home Loan Mortgage Pass-Through Trust
0.507% due 03/25/2035	73	56
2.545% due 05/20/2036 ^	407	343
GSR Mortgage Loan Trust
2.813% due 04/25/2035	9	9
IndyMac Mortgage Loan Trust
6.000% due 07/25/2037	555	503
WaMu Mortgage Pass-Through Certificates Trust
2.023% due 12/25/2036 ^	436	387
2.246% due 09/25/2036 ^	29	26
Washington Mutual Mortgage Pass-Through Certificates Trust
1.128% due 05/25/2046	37	28

Total Mortgage-Backed Securities (Cost $1,422)		1,995

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.0%
Credit-Based Asset Servicing and Securitization LLC
0.255% due 01/25/2037 ^	$95	$43

Total Asset-Backed Securities (Cost $63)		43

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (d) 0.0%
		258

U.S. TREASURY BILLS 0.1%
0.007% due 11/05/2015 (g)	530	530

Total Short-Term Instruments (Cost $788)		788

Total Investments in Securities (Cost $1,120,278)		1,112,275

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 6.3%

SHORT-TERM INSTRUMENTS 6.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.3%
PIMCO Short-Term Floating NAV Portfolio III	7,640,155	$75,775

Total Short-Term Instruments (Cost $75,780)		75,775

Total Investments in Affiliates (Cost $75,780)		75,775

Total Investments 99.2% (Cost $1,196,058)		$1,188,050

Financial Derivative Instruments (e)(f) 0.0% (Cost or Premiums, net $0)		(46)

Other Assets and Liabilities, net 0.8%		10,156

Net Assets 100.0%		$1,198,160

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Payment in-kind bond security.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$258	Fannie Mae 2.200% due 10/17/2022	$(264)	$258	$258

Total Repurchase Agreements						$(264)	$258	$258

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$258	$0	$0	$0	$258	$(264)	$(6)

Total Borrowings and Other Financing Transactions	$258	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$33,950	$2,662	$626	$166	$0

Total Swap Agreements				$2,662	$626	$166	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

Cash of $2,262 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$166	$166	$0	$0	$0	$0

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
FBF	08/2015		EUR	11,660	$		13,009	$3	$0

GLM	07/2015	$		1,829		GBP	1,154	0	(16)
	08/2015		CHF	1,152	$		1,234	0	0

UAG	07/2015		GBP	4,008			6,099	0	(199)

Total Forward Foreign Currency Contracts								$3	$(215)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of June 30, 2015:

(g)	Securities with an aggregate market value of $530 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure (1)
FBF	$3	$0	$0	$3	$0	$0	$0	$0	$3	$260	$263
GLM	0	0	0	0	(16)	0	0	(16)	(16)	0	(16)
UAG	0	0	0	0	(199)	0	0	(199)	(199)	270	71

Total Over the Counter	$3	$0	$0	$3	$(215)	$0	$0	$(215)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

June 30, 2015 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$166	$0	$0	$0	$166

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3	$0	$3

	$0	$166	$0	$3	$0	$169

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$215	$0	$215

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$211	$0	$0	$0	$211

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,391	$0	$1,391

	$0	$211	$0	$1,391	$0	$1,602

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$431	$0	$0	$0	$431

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(688)	$0	$(688)

	$0	$431	$0	$(688)	$0	$(257)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$137,563	$0	$137,563
Industrials	0	869,182	0	869,182
Utilities	0	102,615	89	102,704
Mortgage-Backed Securities	0	1,995	0	1,995
Asset-Backed Securities	0	43	0	43
Short-Term Instruments
Repurchase Agreements	0	258	0	258
U.S. Treasury Bills	0	530	0	530
	$0	$1,112,186	$89	$1,112,275

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	75,775	0	0	75,775

Total Investments	$75,775	$1,112,186	$89	$1,188,050

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$166	$0	$166
Over the counter	0	3	0	3
	$0	$169	$0	$169

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(215)	$0	$(215)

Totals	$75,775	$1,112,140	$89	$1,188,004

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2015 (Unaudited)

1. ORGANIZATION

The PIMCO High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days of more after trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled

SEMIANNUAL REPORT	JUNE 30, 2015	19

Notes to Financial Statements (Cont.)

shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to

20	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

SEMIANNUAL REPORT	JUNE 30, 2015	21

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

SEMIANNUAL REPORT	JUNE 30, 2015	23

Notes to Financial Statements (Cont.)

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association

(“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2015 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$10	$0	$(10)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

*	Effective July 1, 2015, the Portfolio was liquidated.

(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$87,554	$281,368	$(293,200)	$(399)	$452	$75,775	$168	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Line of Credit  The Portfolio entered into a credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. There is a maximum available commitment amount equal to $65,000,000. The Portfolio has agreed to pay commitment fees and facility fees of $102,982 of which $57,937 was paid during the period and are included in interest expense in the Statements of Operations, respectively. During the period, there were no borrowings on this line of credit.

(b) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation,

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries, administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust,

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$208,894	$137,532

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	12	$102	71	$576
Administrative Class	22,108	177,119	44,503	361,310
Advisor Class	7,710	61,525	10,530	85,356
Issued as reinvestment of distributions
Institutional Class	16	128	33	267
Administrative Class	3,793	30,325	7,685	62,360
Advisor Class	150	1,197	262	2,134
Cost of shares redeemed
Institutional Class	(16)	(132)	(102)	(824)
Administrative Class	(21,254)	(169,375)	(51,772)	(417,731)
Advisor Class	(6,966)	(55,338)	(14,326)	(115,380)
Net increase (decrease) resulting from Portfolio share transactions	5,553	$45,551	(3,116)	$(21,932)

As of June 30, 2015, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 60% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

June 30, 2015 (Unaudited)

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable

Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$1,196,551	$22,395	$(30,896)	$(8,501)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

32	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
FBF	Credit Suisse International	SSB	State Street Bank and Trust Co.	UAG	UBS AG Stamford
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
CHF	Swiss Franc	GBP	British Pound	USD (or $)	United States Dollar
EUR	Euro

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ALT	Alternate Loan Trust	MSCI	Morgan Stanley Capital International	PIK	Payment-in-Kind

SEMIANNUAL REPORT	JUNE 30, 2015	33

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

34	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT35SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO High Yield Portfolio

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart

4	PIMCO VARIABLE INSURANCE TRUST

measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

SEMIANNUAL REPORT	JUNE 30, 2015	5

PIMCO High Yield Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	93.4%
Short-Term Instruments‡	6.4%
Mortgage-Backed Securities	0.2%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	10 Years	Class Inception (07/01/2002)
PIMCO High Yield Portfolio Institutional Class	2.15%	0.81%	7.75%	6.60%	7.93%
BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	2.69%	0.70%	8.32%	7.21%	8.39%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.60% for Institutional Class shares.

± BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index launched on 12/31/1996. The index performance shown prior to that date is calculated using the BofA Merrill Lynch U.S. High Yield, Cash Pay BB-B Rated Index, which was the Fund’s primary benchmark index from the Fund’s inception until 12/31/1996. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$1,021.50	$1,021.65
Expenses Paid During Period†	$3.04	$3.04
Net Annualized Expense Ratio	0.61%	0.61%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»	An underweight to the metals and mining sector added to returns as the sector underperformed the broader U.S. high yield bond market over the reporting period.

»	An underweight to the wirelines sector added to returns as the sub-sector underperformed the broader U.S. high yield bond market over the reporting period.

»	An overweight to the gaming/leisure sector added to returns as the sector outperformed the broader U.S. high yield bond market during the reporting period.

»	An underweight to the energy sector detracted from returns as the sector outperformed the broader U.S. high yield bond market during the reporting period.

»	An overweight to the media cable sector detracted from returns as the sector underperformed the broader U.S. high yield bond market during the reporting period.

»	An underweight to the retail sector detracted from returns as the sector outperformed the broader U.S. high yield bond market during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO High Yield Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+		12/31/2014		12/31/2013	12/31/2012	12/31/2011	12/31/2010

Institutional Class
Net asset value beginning of year or period	$7.91		$8.07		$8.06	$7.47	$7.75	$7.28
Net investment income (a)	0.20		0.42		0.43	0.44	0.52	0.55
Net realized/unrealized gain (loss)	(0.03)		(0.14)		0.03	0.61	(0.25)	0.48
Total from Investment Operations	0.17		0.28		0.46	1.05	0.27	1.03
Dividends from net investment income	(0.21)		(0.44)		(0.45)	(0.46)	(0.55)	(0.56)
Total distributions	(0.21)		(0.44)		(0.45)	(0.46)	(0.55)	(0.56)
Net asset value end of year or period	$7.87		$7.91		$8.07	$8.06	$7.47	$7.75
Total return	2.15%		3.49%		5.89%	14.47%	3.49%	14.63%
Net assets end of year or period (000s)	$4,842		$4,766		$4,848	$5,724	$4,672	$4,087
Ratio of expenses to average net assets	0.61	%*(b)	0.60	%(b)	0.60%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets excluding interest expense	0.60	%*	0.60%		0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	5.16	%*	5.20%		5.39%	5.69%	6.85%	7.30%
Portfolio turnover rate	12%		37%		41%	43%	68%	64%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Ratio of expenses to average net assets includes line of credit expenses.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	7

Statement of Assets and Liabilities PIMCO High Yield Portfolio

(Unaudited)

(Amounts in thousands†, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$1,112,275
Investments in Affiliates	75,775
Financial Derivative Instruments
Exchange-traded or centrally cleared	166
Over the counter	3
Cash	0
Deposits with counterparty	2,262
Foreign currency, at value	2,064
Receivable for investments sold	187
Receivable for Portfolio shares sold	136
Interest receivable	17,592
Dividends receivable from Affiliates	26
Other assets	7
Total Assets	1,210,493

Liabilities:
Financial Derivative Instruments
Over the counter	215
Payable for investments purchased	3,500
Payable for investments in Affiliates purchased	26
Payable for Portfolio shares redeemed	7,821
Accrued investment advisory fees	255
Accrued supervisory and administrative fees	357
Accrued distribution fees	9
Accrued servicing fees	147
Other liabilities	3
Total Liabilities	12,333

Net Assets	$1,198,160

Net Assets Consist of:
Paid in capital	$1,180,244
Undistributed net investment income	5,017
Accumulated undistributed net realized gain	20,493
Net unrealized appreciation (depreciation)	(7,594)
$1,198,160

Net Assets:
Institutional Class	$4,842
Administrative Class	1,167,484
Advisor Class	25,834

Shares Issued and Outstanding:
Institutional Class	615
Administrative Class	148,278
Advisor Class	3,281

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$7.87
Administrative Class	7.87
Advisor Class	7.87

Cost of Investments in securities	$1,120,278
Cost of Investments in Affiliates	$75,780
Cost of Foreign Currency Held	$2,066
Cost or Premiums of Financial Derivative Instruments, net	$0

* Includes repurchase agreements of:	$258

†	A zero balance may reflect actual amounts rounding to less than one thousand.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO High Yield Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$34,988
Dividends from Investments in Affiliates	168
Total Income	35,156

Expenses:
Investment advisory fees	1,522
Supervisory and administrative fees	2,131
Servicing fees - Administrative Class	875
Distribution and/or servicing fees - Advisor Class	58
Trustee fees	8
Interest expense	58
Total Expenses	4,652

Net Investment Income	30,504

Net Realized Gain:
Investments in securities	1,167
Investments in Affiliates	(399)
Exchange-traded or centrally cleared financial derivative instruments	211
Over the counter financial derivative instruments	1,391
Foreign currency	52

Net Realized Gain	2,422

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(8,453)
Investments in Affiliates	452
Exchange-traded or centrally cleared financial derivative instruments	431
Over the counter financial derivative instruments	(688)
Foreign currency assets and liabilities	19

Net Change in Unrealized (Depreciation)	(8,239)

Net Increase in Net Assets Resulting from Operations	$24,687

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statements of Changes in Net Assets PIMCO High Yield Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$30,504	$61,793
Net realized gain	2,422	26,806
Net change in unrealized (depreciation)	(8,239)	(50,192)

Net Increase in Net Assets Resulting from Operations	24,687	38,407

Distributions to Shareholders:
From net investment income
Institutional Class	(128)	(267)
Administrative Class	(30,327)	(62,360)
Advisor Class	(1,197)	(2,134)

Total Distributions	(31,652)	(64,761)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	45,551	(21,932)

Total Increase (Decrease) in Net Assets	38,586	(48,286)

Net Assets:
Beginning of period	1,159,574	1,207,860
End of period*	$1,198,160	$1,159,574

* Including undistributed net investment income of:	$5,017	$6,165

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO High Yield Portfolio

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.9%

CORPORATE BONDS & NOTES 92.6%

BANKING & FINANCE 11.5%
A-S Co-Issuer Subsidiary, Inc.
7.875% due 12/15/2020		$1,000	$1,060
AerCap Ireland Capital Ltd.
3.750% due 05/15/2019		1,500	1,487
4.500% due 05/15/2021		3,000	3,022
5.000% due 10/01/2021		1,000	1,030
Ally Financial, Inc.
4.125% due 03/30/2020		750	750
4.750% due 09/10/2018		1,000	1,034
5.125% due 09/30/2024		2,000	2,013
6.250% due 12/01/2017		1,000	1,070
7.500% due 09/15/2020		2,795	3,263
8.000% due 03/15/2020		1,607	1,896
8.000% due 11/01/2031		401	512
Argos Merger Sub, Inc.
7.125% due 03/15/2023		2,625	2,756
Bank of America Corp.
6.250% due 09/05/2024 (c)		2,000	1,994
Barclays Bank PLC
7.625% due 11/21/2022		1,000	1,141
Barclays PLC
8.000% due 12/15/2020 (c)	EUR	2,000	2,375
8.250% due 12/15/2018 (c)		$750	793
CBRE Services, Inc.
5.000% due 03/15/2023		2,000	2,030
CIT Group, Inc.
5.000% due 08/15/2022		8,000	7,940
5.250% due 03/15/2018		2,500	2,591
5.500% due 02/15/2019		2,000	2,090
Corrections Corp. of America
4.625% due 05/01/2023		2,000	1,970
Credit Agricole S.A.
6.625% due 09/23/2019 (c)		1,500	1,467
7.875% due 01/23/2024 (c)		5,500	5,661
Credit Suisse Group AG
6.250% due 12/18/2024 (c)		3,500	3,366
7.500% due 12/11/2023 (c)		1,000	1,044
Crown Castle International Corp.
4.875% due 04/15/2022		1,500	1,519
5.250% due 01/15/2023		5,000	5,055
Denali Borrower LLC
5.625% due 10/15/2020		6,000	6,322
ESH Hospitality, Inc.
5.250% due 05/01/2025		1,500	1,466
Felcor Lodging LP
6.000% due 06/01/2025		500	510
General Motors Financial Co., Inc.
4.250% due 05/15/2023		2,500	2,531
Greystar Real Estate Partners LLC
8.250% due 12/01/2022		1,250	1,325
HSBC Holdings PLC
6.375% due 03/30/2025 (c)		2,500	2,519
HUB International Ltd.
7.875% due 10/01/2021		2,500	2,556
ING Groep NV
6.500% due 04/16/2025 (c)		750	727
International Lease Finance Corp.
5.875% due 08/15/2022		1,000	1,084
6.250% due 05/15/2019		2,000	2,167
8.750% due 03/15/2017		2,000	2,193
Interval Acquisition Corp.
5.625% due 04/15/2023		1,000	1,018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intesa Sanpaolo SpA
5.017% due 06/26/2024		$1,250	$1,215
iStar Financial, Inc.
5.000% due 07/01/2019		1,500	1,485
Jefferies Finance LLC
6.875% due 04/15/2022		1,500	1,470
7.375% due 04/01/2020		2,000	1,975
Lloyds Banking Group PLC
7.500% due 06/27/2024 (c)		7,500	7,744
Navient Corp.
4.875% due 06/17/2019		2,000	1,985
5.000% due 06/15/2018		450	449
5.000% due 10/26/2020		1,000	998
5.875% due 10/25/2024		2,500	2,356
6.125% due 03/25/2024		3,500	3,360
8.000% due 03/25/2020		1,000	1,118
8.450% due 06/15/2018		2,000	2,228
OneMain Financial Holdings, Inc.
6.750% due 12/15/2019		1,000	1,045
7.250% due 12/15/2021		1,500	1,556
PHH Corp.
6.375% due 08/15/2021		750	741
Provident Funding Associates LP
6.750% due 06/15/2021		500	480
Quicken Loans, Inc.
5.750% due 05/01/2025		2,000	1,920
Regions Financial Corp.
7.375% due 12/10/2037		1,500	1,877
RHP Hotel Properties LP
5.000% due 04/15/2023		1,500	1,478
Royal Bank of Scotland Group PLC
5.125% due 05/28/2024		2,100	2,098
7.648% due 09/30/2031 (c)		1,000	1,250
Societe Generale S.A.
6.000% due 01/27/2020 (c)		1,500	1,403
7.875% due 12/18/2023 (c)		2,500	2,519
Sophia Holding Finance LP (9.625% Cash or 9.625% PIK)
9.625% due 12/01/2018 (b)		250	254
Springleaf Finance Corp.
6.900% due 12/15/2017		2,000	2,125
Standard Chartered PLC
6.500% due 04/02/2020 (c)		1,500	1,514
UniCredit SpA
8.000% due 06/03/2024 (c)		2,860	2,814
Virgin Media Secured Finance PLC
6.000% due 04/15/2021	GBP	900	1,478
Wells Fargo & Co.
5.875% due 06/15/2025 (c)		$1,250	1,281

			137,563

INDUSTRIALS 72.5%
Acadia Healthcare Co., Inc.
5.625% due 02/15/2023		1,000	1,018
Accudyne Industries Borrower
7.750% due 12/15/2020		3,000	2,790
Activision Blizzard, Inc.
5.625% due 09/15/2021		1,000	1,050
6.125% due 09/15/2023		3,000	3,225
ADT Corp.
3.500% due 07/15/2022		3,500	3,194
4.125% due 06/15/2023		2,500	2,337
4.875% due 07/15/2042		1,000	770
6.250% due 10/15/2021		2,000	2,110
AECOM
5.750% due 10/15/2022		625	634
5.875% due 10/15/2024		1,000	1,016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Aguila S.A.
7.875% due 01/31/2018	$2,500	$2,484
Air Medical Merger Sub Corp.
6.375% due 05/15/2023	3,000	2,835
Albea Beauty Holdings S.A.
8.375% due 11/01/2019	1,000	1,075
Alcoa, Inc.
5.125% due 10/01/2024	1,500	1,526
Aleris International, Inc.
7.625% due 02/15/2018	2,000	2,060
7.875% due 11/01/2020	750	782
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018	2,750	2,667
Allegion U.S. Holding Co., Inc.
5.750% due 10/01/2021	1,000	1,038
Alliance Data Systems Corp.
5.375% due 08/01/2022	750	741
6.375% due 04/01/2020	1,250	1,295
Alphabet Holding Co., Inc. (7.750% Cash or 8.500% PIK)
7.750% due 11/01/2017 (b)	3,000	3,007
Altice Financing S.A.
6.625% due 02/15/2023	5,000	4,976
Altice Finco S.A.
7.625% due 02/15/2025	2,000	1,925
Altice S.A.
7.625% due 02/15/2025	3,000	2,827
7.750% due 05/15/2022	5,000	4,850
AMC Networks, Inc.
4.750% due 12/15/2022	2,000	2,007
American Builders & Contractors Supply Co., Inc.
5.625% due 04/15/2021	2,000	2,045
Amsted Industries, Inc.
5.000% due 03/15/2022	2,000	2,007
5.375% due 09/15/2024	1,000	998
Anixter, Inc.
5.125% due 10/01/2021	500	511
Antero Resources Corp.
5.125% due 12/01/2022	2,000	1,900
5.375% due 11/01/2021	1,000	975
6.000% due 12/01/2020	1,000	1,015
Ashland, Inc.
4.750% due 08/15/2022	4,000	3,940
6.875% due 05/15/2043	1,250	1,275
Associated Materials LLC
9.125% due 11/01/2017	1,500	1,253
Axalta Coating Systems U.S. Holdings, Inc.
7.375% due 05/01/2021	1,000	1,074
Axiall Corp.
4.875% due 05/15/2023	1,000	969
B&G Foods, Inc.
4.625% due 06/01/2021	2,000	1,977
Ball Corp.
5.250% due 07/01/2025	1,500	1,491
Baytex Energy Corp.
5.125% due 06/01/2021	750	707
5.625% due 06/01/2024	750	699
Belden, Inc.
5.250% due 07/15/2024	1,000	975
5.500% due 09/01/2022	2,000	1,995
Beverage Packaging Holdings Luxembourg S.A.
5.625% due 12/15/2016	1,500	1,503
Blue Coat Holdings, Inc.
8.375% due 06/01/2023	750	765
BMC Software Finance, Inc.
8.125% due 07/15/2021	2,000	1,628

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Boise Cascade Co.
6.375% due 11/01/2020		$750	$794
Bombardier, Inc.
5.500% due 09/15/2018		1,000	995
7.500% due 03/15/2025		2,000	1,825
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)		1,000	714
Boyd Gaming Corp.
6.875% due 05/15/2023		500	515
Brakes Capital
7.125% due 12/15/2018	GBP	750	1,214
Bristow Group, Inc.
6.250% due 10/15/2022		$400	398
Building Materials Corp. of America
5.375% due 11/15/2024		4,000	3,947
6.750% due 05/01/2021		2,000	2,092
Burger King Worldwide, Inc.
6.000% due 04/01/2022		4,000	4,120
Cable One, Inc.
5.750% due 06/15/2022		625	634
Cablevision Systems Corp.
5.875% due 09/15/2022		2,000	1,945
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020 ^		1,000	820
California Resources Corp.
5.500% due 09/15/2021		3,000	2,614
6.000% due 11/15/2024		4,000	3,455
Capella Healthcare, Inc.
9.250% due 07/01/2017		1,000	1,026
Capsugel S.A. (7.000% Cash or 7.750% PIK)
7.000% due 05/15/2019 (b)		3,000	3,058
Carrizo Oil & Gas, Inc.
6.250% due 04/15/2023		1,000	1,008
Cascades, Inc.
5.500% due 07/15/2022		750	728
Case New Holland Industrial, Inc.
7.875% due 12/01/2017		1,250	1,375
Catamaran Corp.
4.750% due 03/15/2021		1,000	1,114
CCO Holdings LLC
5.125% due 02/15/2023		3,000	2,932
5.125% due 05/01/2023		1,750	1,708
5.250% due 09/30/2022		5,000	4,937
5.375% due 05/01/2025		1,000	976
5.750% due 09/01/2023		2,750	2,762
5.750% due 01/15/2024		1,000	1,010
5.875% due 05/01/2027		1,000	979
6.625% due 01/31/2022		1,000	1,045
Celanese U.S. Holdings LLC
4.625% due 11/15/2022		1,000	995
Cequel Communications Holdings LLC
5.125% due 12/15/2021		3,000	2,736
6.375% due 09/15/2020		1,650	1,645
CeramTec Group GmbH
8.250% due 08/15/2021	EUR	1,000	1,221
CHC Helicopter S.A.
9.250% due 10/15/2020		$2,250	1,648
Chemours Co.
6.625% due 05/15/2023		1,125	1,093
7.000% due 05/15/2025		875	851
Chemtura Corp.
5.750% due 07/15/2021		1,500	1,530
Chesapeake Energy Corp.
4.875% due 04/15/2022		3,000	2,625
5.750% due 03/15/2023		6,000	5,460
Churchill Downs, Inc.
5.375% due 12/15/2021		500	515

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022	$3,500	$3,640
7.625% due 03/15/2020	3,000	3,139
CNH Industrial Capital LLC
3.375% due 07/15/2019	500	488
3.625% due 04/15/2018	2,000	2,010
Coeur Mining, Inc.
7.875% due 02/01/2021	1,000	853
Cogent Communications Group, Inc.
5.375% due 03/01/2022	1,000	991
Columbus International, Inc.
7.375% due 03/30/2021	1,250	1,348
CommScope Technologies Finance LLC
6.000% due 06/15/2025	1,250	1,248
CommScope, Inc.
5.000% due 06/15/2021	1,000	983
5.500% due 06/15/2024	1,750	1,708
Community Health Systems, Inc.
5.125% due 08/01/2021	2,000	2,042
6.875% due 02/01/2022	3,000	3,176
7.125% due 07/15/2020	2,000	2,124
8.000% due 11/15/2019	2,000	2,112
Concho Resources, Inc.
5.500% due 04/01/2023	1,500	1,508
6.500% due 01/15/2022	1,750	1,833
Concordia Healthcare Corp.
7.000% due 04/15/2023	1,500	1,504
CONSOL Energy, Inc.
5.875% due 04/15/2022	1,000	854
Constellation Brands, Inc.
4.250% due 05/01/2023	2,000	1,975
4.750% due 11/15/2024	500	503
6.000% due 05/01/2022	1,000	1,093
Constellium NV
5.750% due 05/15/2024	1,000	895
Continental Airlines Pass-Through Trust
7.373% due 06/15/2017	80	81
ConvaTec Finance International S.A. (8.250% Cash or 9.000% PIK)
8.250% due 01/15/2019 (b)	3,000	2,959
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018	3,000	3,169
Crimson Merger Sub, Inc.
6.625% due 05/15/2022	10,000	8,850
Crown Americas LLC
4.500% due 01/15/2023	3,000	2,848
CSC Holdings LLC
5.250% due 06/01/2024	2,000	1,930
7.625% due 07/15/2018	1,000	1,098
7.875% due 02/15/2018	1,000	1,105
8.625% due 02/15/2019	1,000	1,143
CST Brands, Inc.
5.000% due 05/01/2023	1,250	1,250
Darling Ingredients, Inc.
5.375% due 01/15/2022	3,000	3,011
DaVita HealthCare Partners, Inc.
5.000% due 05/01/2025	3,000	2,895
5.125% due 07/15/2024	4,000	3,940
5.750% due 08/15/2022	3,000	3,191
Dean Foods Co.
6.500% due 03/15/2023	1,750	1,789
Denbury Resources, Inc.
4.625% due 07/15/2023	1,000	843
5.500% due 05/01/2022	1,000	898
Digicel Group Ltd.
7.125% due 04/01/2022	2,000	1,885
8.250% due 09/30/2020	1,000	1,005

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Digicel Ltd.
6.000% due 04/15/2021	$1,000	$967
DISH DBS Corp.
5.000% due 03/15/2023	5,000	4,650
5.125% due 05/01/2020	1,000	1,014
5.875% due 07/15/2022	5,000	4,912
5.875% due 11/15/2024	2,000	1,926
6.750% due 06/01/2021	1,000	1,045
7.875% due 09/01/2019	750	834
DJO Finance LLC
10.750% due 04/15/2020	500	515
DJO Finco, Inc.
8.125% due 06/15/2021	1,500	1,549
Dresser-Rand Group, Inc.
6.500% due 05/01/2021	750	808
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	1,250	1,200
Dynegy, Inc.
6.750% due 11/01/2019	3,000	3,136
7.375% due 11/01/2022	2,000	2,105
7.625% due 11/01/2024	2,000	2,130
Eagle Spinco, Inc.
4.625% due 02/15/2021	3,500	3,408
Endo Finance LLC
5.375% due 01/15/2023	3,000	2,970
5.750% due 01/15/2022	3,500	3,552
6.000% due 07/15/2023 (a)	1,750	1,794
6.000% due 02/01/2025	2,000	2,042
Energizer SpinCo, Inc.
5.500% due 06/15/2025	1,000	990
EnPro Industries, Inc.
5.875% due 09/15/2022	1,125	1,150
Envision Healthcare Corp.
5.125% due 07/01/2022	2,000	2,020
Era Group, Inc.
7.750% due 12/15/2022	750	741
Evolution Escrow Issuer LLC
7.500% due 03/15/2022	1,000	950
Family Tree Escrow LLC
5.250% due 03/01/2020	750	788
5.750% due 03/01/2023	2,000	2,100
Fiat Chrysler Automobiles NV
5.250% due 04/15/2023	2,500	2,457
First Data Corp.
6.750% due 11/01/2020	2,275	2,410
8.250% due 01/15/2021	4,000	4,230
12.625% due 01/15/2021	3,000	3,472
First Quality Finance Co., Inc.
4.625% due 05/15/2021	1,500	1,410
First Quantum Minerals Ltd.
6.750% due 02/15/2020	1,140	1,109
7.000% due 02/15/2021	2,500	2,403
7.250% due 05/15/2022	1,000	958
Florida East Coast Holdings Corp.
6.750% due 05/01/2019	500	503
FMG Resources Pty. Ltd.
6.875% due 04/01/2022	2,000	1,410
8.250% due 11/01/2019	750	636
Fresenius Medical Care U.S. Finance, Inc.
4.125% due 10/15/2020	750	757
4.750% due 10/15/2024	1,250	1,244
5.625% due 07/31/2019	1,000	1,086
5.875% due 01/31/2022	1,250	1,338
FTS International, Inc.
6.250% due 05/01/2022	875	648
Gardner Denver, Inc.
6.875% due 08/15/2021	9,000	8,246

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gates Global LLC
6.000% due 07/15/2022	$4,000	$3,640
GCI, Inc.
6.875% due 04/15/2025	750	761
General Cable Corp.
5.750% due 10/01/2022	1,250	1,178
General Motors Co.
5.000% due 04/01/2035	625	616
5.200% due 04/01/2045	625	622
Geo Group, Inc.
5.125% due 04/01/2023	1,000	1,000
Getty Images, Inc.
7.000% due 10/15/2020	3,000	1,380
GLP Capital LP
5.375% due 11/01/2023	1,500	1,549
Graphic Packaging International, Inc.
4.875% due 11/15/2022	500	504
Griffon Corp.
5.250% due 03/01/2022	3,000	2,996
Grifols Worldwide Operations Ltd.
5.250% due 04/01/2022	2,000	2,010
Gulfport Energy Corp.
6.625% due 05/01/2023	1,000	1,018
7.750% due 11/01/2020	1,500	1,579
H&E Equipment Services, Inc.
7.000% due 09/01/2022	750	777
Halcon Resources Corp.
8.625% due 02/01/2020	1,000	991
HCA Holdings, Inc.
6.250% due 02/15/2021	4,000	4,320
HCA, Inc.
4.750% due 05/01/2023	5,000	5,075
5.000% due 03/15/2024	2,500	2,550
5.375% due 02/01/2025	2,000	2,025
5.875% due 05/01/2023	1,750	1,864
7.190% due 11/15/2015	180	184
7.500% due 02/15/2022	4,000	4,600
8.000% due 10/01/2018	2,000	2,320
HD Supply, Inc.
5.250% due 12/15/2021	1,500	1,526
7.500% due 07/15/2020	4,000	4,250
11.000% due 04/15/2020	2,000	2,236
Hearthside Group Holdings LLC
6.500% due 05/01/2022	3,000	2,880
Hertz Corp.
5.875% due 10/15/2020	500	509
6.250% due 10/15/2022	500	510
6.750% due 04/15/2019	2,000	2,069
7.375% due 01/15/2021	1,500	1,569
Hexion, Inc.
6.625% due 04/15/2020	1,500	1,384
8.875% due 02/01/2018	1,000	908
Hilton Worldwide Finance LLC
5.625% due 10/15/2021	3,500	3,653
HJ Heinz Co.
4.250% due 10/15/2020	2,500	2,553
4.875% due 02/15/2025	2,000	2,182
HJ Heinz Finance Co.
7.125% due 08/01/2039	2,000	2,490
Hologic, Inc.
5.250% due 07/15/2022 (a)	750	768
6.250% due 08/01/2020	2,000	2,070
Horizon Pharma Financing, Inc.
6.625% due 05/01/2023	1,000	1,044
Hospira, Inc.
5.800% due 08/12/2023	1,000	1,164

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hughes Satellite Systems Corp.
6.500% due 06/15/2019	$450	$490
7.625% due 06/15/2021	1,000	1,104
Huntington Ingalls Industries, Inc.
5.000% due 12/15/2021	750	766
Huntsman International LLC
4.875% due 11/15/2020	2,000	2,005
5.125% due 11/15/2022	1,500	1,481
Igloo Holdings Corp. (8.250% Cash or 9.000% PIK)
8.250% due 12/15/2017 (b)	600	608
iHeartCommunications, Inc.
9.000% due 03/01/2021	2,500	2,287
IHS, Inc.
5.000% due 11/01/2022	625	623
Immucor, Inc.
11.125% due 08/15/2019	1,000	1,065
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023	4,000	3,555
6.625% due 12/15/2022	2,500	2,303
7.250% due 10/15/2020	2,000	1,985
7.500% due 04/01/2021	3,500	3,474
Intelsat Luxembourg S.A.
7.750% due 06/01/2021	1,500	1,258
8.125% due 06/01/2023	2,000	1,650
Interactive Data Corp.
5.875% due 04/15/2019	2,250	2,272
International Game Technology PLC
6.250% due 02/15/2022	1,500	1,440
6.500% due 02/15/2025	1,500	1,395
Italics Merger Sub, Inc.
7.125% due 07/15/2023	250	248
Jaguar Holding Co.
9.500% due 12/01/2019	1,000	1,068
Jaguar Holding Co. (9.375% Cash or 10.125% PIK)
9.375% due 10/15/2017 (b)	1,000	1,024
Jarden Corp.
7.500% due 05/01/2017	1,500	1,639
JMC Steel Group, Inc.
8.250% due 03/15/2018	2,000	1,837
Kindred Healthcare, Inc.
6.375% due 04/15/2022	1,500	1,504
Kinetic Concepts, Inc.
10.500% due 11/01/2018	3,500	3,745
12.500% due 11/01/2019	2,000	2,165
KLX, Inc.
5.875% due 12/01/2022	3,500	3,552
L Brands, Inc.
5.625% due 02/15/2022	1,250	1,322
Lamar Media Corp.
5.000% due 05/01/2023	1,000	995
5.875% due 02/01/2022	500	520
Land O’ Lakes, Inc.
6.000% due 11/15/2022	1,000	1,068
Laredo Petroleum, Inc.
7.375% due 05/01/2022	1,000	1,058
Level 3 Financing, Inc.
5.375% due 05/01/2025	1,000	965
LifePoint Health, Inc.
5.500% due 12/01/2021	2,000	2,070
LIN Television Corp.
5.875% due 11/15/2022	750	761
Live Nation Entertainment, Inc.
7.000% due 09/01/2020	1,000	1,068
LKQ Corp.
4.750% due 05/15/2023	1,500	1,438
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023	4,000	3,750

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 04/15/2025	$1,000	$974
5.750% due 08/01/2022	3,000	3,071
Manitowoc Co., Inc.
5.875% due 10/15/2022	1,250	1,353
8.500% due 11/01/2020	2,000	2,122
Masonite International Corp.
5.625% due 03/15/2023	1,000	1,021
Matador Resources Co.
6.875% due 04/15/2023	500	513
MCE Finance Ltd.
5.000% due 02/15/2021	2,000	1,910
MGM Resorts International
6.000% due 03/15/2023	2,500	2,537
6.625% due 12/15/2021	5,000	5,250
6.750% due 10/01/2020	4,000	4,249
7.625% due 01/15/2017	2,000	2,137
7.750% due 03/15/2022	2,000	2,210
8.625% due 02/01/2019	1,500	1,702
MPH Acquisition Holdings LLC
6.625% due 04/01/2022	3,500	3,583
MSCI, Inc.
5.250% due 11/15/2024	500	508
Multi-Color Corp.
6.125% due 12/01/2022	1,000	1,028
Murphy Oil USA, Inc.
6.000% due 08/15/2023	1,250	1,313
NBTY, Inc.
9.000% due 10/01/2018	1,500	1,554
NCL Corp. Ltd.
5.250% due 11/15/2019	1,000	1,029
NCR Corp.
4.625% due 02/15/2021	1,500	1,509
5.000% due 07/15/2022	2,000	2,035
5.875% due 12/15/2021	500	517
6.375% due 12/15/2023	500	532
NCSG Crane & Heavy Haul Services, Inc.
9.500% due 08/15/2019	1,000	655
NeuStar, Inc.
4.500% due 01/15/2023	400	357
Newfield Exploration Co.
5.375% due 01/01/2026	3,000	2,985
Nexteer Automotive Group Ltd.
5.875% due 11/15/2021	750	773
Nielsen Co. Luxembourg SARL
5.500% due 10/01/2021	2,000	2,027
Nielsen Finance LLC
4.500% due 10/01/2020	1,500	1,498
5.000% due 04/15/2022	1,750	1,726
Norbord, Inc.
6.250% due 04/15/2023	1,000	1,018
Novelis, Inc.
8.750% due 12/15/2020	3,500	3,710
Numericable SFR S.A.S.
4.875% due 05/15/2019	2,750	2,729
6.000% due 05/15/2022	5,000	4,941
6.250% due 05/15/2024	4,000	3,945
NXP BV
4.125% due 06/15/2020	1,000	1,010
5.750% due 03/15/2023	3,000	3,127
Oasis Petroleum, Inc.
6.500% due 11/01/2021	1,000	1,000
6.875% due 03/15/2022	2,000	2,040
6.875% due 01/15/2023	750	750
Omnicare, Inc.
4.750% due 12/01/2022	500	533
5.000% due 12/01/2024	375	405

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Oshkosh Corp.
5.375% due 03/01/2025		$625	$628
Outfront Media Capital LLC
5.250% due 02/15/2022		500	508
5.625% due 02/15/2024		1,000	1,026
5.875% due 03/15/2025		1,000	1,039
Par Pharmaceutical Cos., Inc.
7.375% due 10/15/2020		1,000	1,070
Party City Holdings, Inc.
8.875% due 08/01/2020		2,500	2,681
Peabody Energy Corp.
6.000% due 11/15/2018		1,250	606
6.250% due 11/15/2021		2,500	813
Penn National Gaming, Inc.
5.875% due 11/01/2021		1,500	1,519
Perstorp Holding AB
8.750% due 05/15/2017		3,000	3,135
11.000% due 08/15/2017		1,250	1,328
Petco Animal Supplies, Inc.
9.250% due 12/01/2018		2,500	2,619
Petco Holdings, Inc. (8.500% Cash or 9.250% PIK)
8.500% due 10/15/2017 (b)		2,000	2,060
Pilgrim’s Pride Corp.
5.750% due 03/15/2025		2,000	2,025
Pinnacle Entertainment, Inc.
6.375% due 08/01/2021		1,500	1,599
7.500% due 04/15/2021		1,000	1,064
Pinnacle Foods Finance LLC
4.875% due 05/01/2021		3,000	2,962
Pinnacle Operating Corp.
9.000% due 11/15/2020		500	498
Platform Specialty Products Corp.
6.500% due 02/01/2022		5,000	5,187
Ply Gem Industries, Inc.
6.500% due 02/01/2022		3,000	2,974
Post Holdings, Inc.
6.000% due 12/15/2022		2,250	2,174
6.750% due 12/01/2021		3,500	3,509
7.375% due 02/15/2022		2,000	2,042
Prestige Brands, Inc.
5.375% due 12/15/2021		2,750	2,764
8.125% due 02/01/2020		500	536
PSPC Escrow Corp.
6.000% due 02/01/2023	EUR	500	566
PVH Corp.
4.500% due 12/15/2022		$2,500	2,487
Qualitytech LP
5.875% due 08/01/2022		2,000	2,017
Quintiles Transnational Corp.
4.875% due 05/15/2023		1,500	1,511
Range Resources Corp.
5.000% due 08/15/2022		1,000	985
5.000% due 03/15/2023		2,000	1,970
5.750% due 06/01/2021		500	516
6.750% due 08/01/2020		750	775
Regency Energy Partners LP
4.500% due 11/01/2023		1,500	1,455
5.500% due 04/15/2023		1,500	1,534
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		5,000	5,137
6.875% due 02/15/2021		1,500	1,571
7.875% due 08/15/2019		1,000	1,044
8.250% due 02/15/2021		3,000	3,127
9.875% due 08/15/2019		1,000	1,052
Rice Energy, Inc.
6.250% due 05/01/2022		250	249
7.250% due 05/01/2023		1,000	1,030

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rite Aid Corp.
6.125% due 04/01/2023		$1,500	$1,551
Rockies Express Pipeline LLC
5.625% due 04/15/2020		2,250	2,312
6.000% due 01/15/2019		1,500	1,571
6.875% due 04/15/2040		500	528
RSI Home Products, Inc.
6.500% due 03/15/2023		1,000	1,013
Ryland Group, Inc.
5.375% due 10/01/2022		1,000	1,015
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		750	769
5.625% due 04/15/2023		2,500	2,504
5.750% due 05/15/2024		5,000	5,006
Sable International Finance Ltd.
8.750% due 02/01/2020		1,000	1,075
Sabre GLBL, Inc.
5.375% due 04/15/2023		1,500	1,485
Sally Holdings LLC
5.750% due 06/01/2022		1,500	1,579
Samson Investment Co.
9.750% due 02/15/2020		2,500	156
Sanchez Energy Corp.
6.125% due 01/15/2023		2,500	2,250
SandRidge Energy, Inc.
7.500% due 03/15/2021 ^		500	223
7.500% due 02/15/2023 ^		500	214
SBA Communications Corp.
4.875% due 07/15/2022		2,500	2,444
5.625% due 10/01/2019		500	522
SBA Telecommunications, Inc.
5.750% due 07/15/2020		1,000	1,041
Schaeffler Finance BV
4.250% due 05/15/2021		3,000	2,940
4.750% due 05/15/2021		3,000	3,030
4.750% due 05/15/2023		1,250	1,225
Schaeffler Holding Finance BV
6.250% due 11/15/2019 (b)		1,750	1,851
6.750% due 11/15/2022 (b)		4,000	4,335
Schaeffler Holding Finance BV (6.875% Cash or 7.625% PIK)
6.875% due 08/15/2018 (b)		3,500	3,631
Scientific Games International, Inc.
6.250% due 09/01/2020		1,250	978
7.000% due 01/01/2022		1,000	1,038
10.000% due 12/01/2022		1,500	1,452
Scotts Miracle-Gro Co.
6.625% due 12/15/2020		500	525
Sealed Air Corp.
4.875% due 12/01/2022		500	494
5.125% due 12/01/2024		1,000	990
5.250% due 04/01/2023		1,500	1,517
5.500% due 09/15/2025		1,000	1,010
Sensata Technologies BV
4.875% due 10/15/2023		2,250	2,230
5.000% due 10/01/2025		1,000	976
5.625% due 11/01/2024		1,250	1,292
Serta Simmons Holdings LLC
8.125% due 10/01/2020		2,500	2,650
ServiceMaster Co. LLC
7.000% due 08/15/2020		2,480	2,632
Seventy Seven Operating LLC
6.625% due 11/15/2019		1,000	795
SIG Combibloc Holdings S.C.A.
7.750% due 02/15/2023	EUR	1,750	2,035
Signode Industrial Group Lux S.A.
6.375% due 05/01/2022		$3,000	2,925

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sinclair Television Group, Inc.
5.625% due 08/01/2024	$1,500	$1,472
6.125% due 10/01/2022	1,000	1,033
Sirius XM Radio, Inc.
5.375% due 04/15/2025	3,000	2,910
Smithfield Foods, Inc.
6.625% due 08/15/2022	3,000	3,214
Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025	500	618
Softbank Corp.
4.500% due 04/15/2020	2,000	2,012
Sophia LP
9.750% due 01/15/2019	2,000	2,130
Spectrum Brands, Inc.
5.750% due 07/15/2025	1,500	1,530
6.125% due 12/15/2024	1,000	1,043
6.375% due 11/15/2020	500	531
6.625% due 11/15/2022	2,500	2,675
Springs Industries, Inc.
6.250% due 06/01/2021	3,000	2,947
Starz LLC
5.000% due 09/15/2019	1,500	1,523
Steel Dynamics, Inc.
5.125% due 10/01/2021	1,000	1,007
5.500% due 10/01/2024	500	501
6.125% due 08/15/2019	500	529
6.375% due 08/15/2022	500	526
Suburban Propane Partners LP
5.750% due 03/01/2025	1,000	1,003
7.375% due 08/01/2021	182	195
Sun Products Corp.
7.750% due 03/15/2021	2,000	1,830
SunGard Data Systems, Inc.
6.625% due 11/01/2019	1,000	1,036
7.625% due 11/15/2020	1,500	1,573
T-Mobile USA, Inc.
6.000% due 03/01/2023	1,250	1,283
6.250% due 04/01/2021	2,000	2,055
6.375% due 03/01/2025	2,000	2,057
6.625% due 11/15/2020	1,000	1,043
6.625% due 04/01/2023	3,000	3,124
6.731% due 04/28/2022	2,500	2,612
6.836% due 04/28/2023	2,000	2,107
TEGNA, Inc.
4.875% due 09/15/2021	500	498
5.500% due 09/15/2024	1,000	993
Tenet Healthcare Corp.
4.375% due 10/01/2021	2,000	1,965
4.500% due 04/01/2021	6,000	5,962
5.000% due 03/01/2019	2,250	2,258
6.000% due 10/01/2020	1,000	1,069
6.750% due 06/15/2023	1,000	1,022
8.000% due 08/01/2020	1,500	1,566
8.125% due 04/01/2022	1,000	1,098
Terex Corp.
6.000% due 05/15/2021	1,100	1,111
TerraForm Power Operating LLC
5.875% due 02/01/2023	1,750	1,785
Tesoro Logistics LP
5.875% due 10/01/2020	391	404
6.250% due 10/15/2022	1,500	1,560
Time, Inc.
5.750% due 04/15/2022	1,750	1,697
TransDigm, Inc.
5.500% due 10/15/2020	2,000	1,997
6.000% due 07/15/2022	2,500	2,481
6.500% due 07/15/2024	4,000	3,970

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TransUnion (8.125% Cash or 8.875% PIK)
8.125% due 06/15/2018 (b)		$1,000	$1,023
TransUnion (9.625% Cash or 10.375% PIK)
9.625% due 06/15/2018 (b)		500	502
TreeHouse Foods, Inc.
4.875% due 03/15/2022		2,000	2,020
Tribune Media Co.
5.875% due 07/15/2022		1,500	1,515
Trinseo Materials Operating S.C.A.
6.750% due 05/01/2022		1,000	1,023
Triumph Group, Inc.
4.875% due 04/01/2021		1,000	985
Tronox Finance LLC
6.375% due 08/15/2020		1,500	1,399
Tullow Oil PLC
6.250% due 04/15/2022		2,000	1,780
United Rentals North America, Inc.
4.625% due 07/15/2023		4,000	3,937
5.500% due 07/15/2025		1,250	1,213
6.125% due 06/15/2023		500	513
7.625% due 04/15/2022		2,250	2,447
8.250% due 02/01/2021		692	741
Unitymedia GmbH
6.125% due 01/15/2025		1,000	1,048
Unitymedia Hessen GmbH & Co. KG
5.000% due 01/15/2025		3,000	2,985
5.500% due 01/15/2023		2,500	2,558
5.750% due 01/15/2023	EUR	1,350	1,625
Univar, Inc.
6.750% due 07/15/2023 (a)		$1,000	1,013
Universal Health Services, Inc.
4.750% due 08/01/2022		1,250	1,290
Univision Communications, Inc.
5.125% due 05/15/2023		3,000	2,925
5.125% due 02/15/2025		4,500	4,342
6.750% due 09/15/2022		1,357	1,440
8.500% due 05/15/2021		2,500	2,641
UPC Holding BV
6.375% due 09/15/2022	EUR	2,000	2,403
6.750% due 03/15/2023		2,000	2,430
6.750% due 03/15/2023	CHF	1,000	1,164
UPCB Finance Ltd.
5.375% due 01/15/2025		$1,000	960
7.250% due 11/15/2021		1,125	1,221
USG Corp.
5.500% due 03/01/2025		1,250	1,250
5.875% due 11/01/2021		2,500	2,625
Valeant Pharmaceuticals International, Inc.
5.500% due 03/01/2023		1,250	1,266
5.625% due 12/01/2021		3,000	3,090
5.875% due 05/15/2023		1,750	1,796
6.125% due 04/15/2025		3,250	3,356
6.375% due 10/15/2020		1,000	1,056
6.750% due 08/15/2021		2,000	2,090
7.000% due 10/01/2020		1,000	1,043
7.250% due 07/15/2022		3,000	3,199
7.500% due 07/15/2021		3,000	3,251
VeriSign, Inc.
4.625% due 05/01/2023		2,000	1,925
5.250% due 04/01/2025		1,000	1,000
Videotron Ltd.
5.375% due 06/15/2024		1,250	1,253
9.125% due 04/15/2018		52	53
VWR Funding, Inc.
7.250% due 09/15/2017		1,500	1,554
WhiteWave Foods Co.
5.375% due 10/01/2022		750	795

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Whiting Petroleum Corp.
5.750% due 03/15/2021	$3,000	$2,967
6.250% due 04/01/2023	2,000	1,995
Wind Acquisition Finance S.A.
4.750% due 07/15/2020	3,000	2,981
7.375% due 04/23/2021	3,000	3,041
Wise Metals Group LLC
8.750% due 12/15/2018	1,000	1,061
Wolverine World Wide, Inc.
6.125% due 10/15/2020	500	533
WPX Energy, Inc.
5.250% due 09/15/2024	1,000	926
WR Grace & Co-Conn
5.125% due 10/01/2021	1,000	1,010
5.625% due 10/01/2024	900	915
Wynn Las Vegas LLC
4.250% due 05/30/2023	1,000	925
5.375% due 03/15/2022	2,500	2,559
5.500% due 03/01/2025	2,500	2,394
Wynn Macau Ltd.
5.250% due 10/15/2021	2,000	1,900
XPO Logistics, Inc.
6.500% due 06/15/2022	3,250	3,189
7.875% due 09/01/2019	2,250	2,416
Zebra Technologies Corp.
7.250% due 10/15/2022	2,000	2,170
ZF North America Capital, Inc.
4.750% due 04/29/2025	2,500	2,434
Ziggo Bond Finance BV
5.875% due 01/15/2025	2,000	1,967

		869,182

UTILITIES 8.6%
AES Corp.
3.283% due 06/01/2019	1,500	1,504
7.375% due 07/01/2021	2,250	2,481
8.000% due 06/01/2020	1,500	1,740
Blue Racer Midstream LLC
6.125% due 11/15/2022	1,250	1,294
Calpine Corp.
5.375% due 01/15/2023	4,000	3,950
5.750% due 01/15/2025	3,000	2,929
Covanta Holding Corp.
5.875% due 03/01/2024	1,025	1,028
7.250% due 12/01/2020	500	527
EP Energy LLC
9.375% due 05/01/2020	2,000	2,152
Frontier Communications Corp.
6.875% due 01/15/2025	3,000	2,520
7.125% due 03/15/2019	1,125	1,167
Gazprom OAO Via Gaz Capital S.A.
3.850% due 02/06/2020	1,500	1,389
4.950% due 07/19/2022	1,000	926
Genesis Energy LP
5.625% due 06/15/2024	1,000	975
6.000% due 05/15/2023	1,250	1,254
LBC Tank Terminals Holding Netherlands BV
6.875% due 05/15/2023	1,000	1,038
MarkWest Energy Partners LP
4.500% due 07/15/2023	2,500	2,462
4.875% due 12/01/2024	1,000	983
4.875% due 06/01/2025	1,000	980
5.500% due 02/15/2023	750	776
Midwest Generation LLC
8.560% due 01/02/2016	89	89

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NGPL PipeCo LLC
9.625% due 06/01/2019	$1,000	$1,018
Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,346
NRG Energy, Inc.
6.250% due 07/15/2022	2,250	2,295
6.250% due 05/01/2024	1,000	998
6.625% due 03/15/2023	1,500	1,552
7.625% due 01/15/2018	3,000	3,296
7.875% due 05/15/2021	1,000	1,070
8.250% due 09/01/2020	2,250	2,362
NSG Holdings LLC
7.750% due 12/15/2025	1,482	1,641
Parsley Energy LLC
7.500% due 02/15/2022	500	510
PBF Logistics LP
6.875% due 05/15/2023	500	505
Petrobras Global Finance BV
6.250% due 03/17/2024	250	242
6.750% due 01/27/2041	250	220
Red Oak Power LLC
8.540% due 11/30/2019	633	678
Rose Rock Midstream LP
5.625% due 11/15/2023	500	486
Sprint Capital Corp.
6.875% due 11/15/2028	3,000	2,580
6.900% due 05/01/2019	3,000	3,067
8.750% due 03/15/2032	3,000	2,925
Sprint Communications, Inc.
6.000% due 11/15/2022	4,500	4,123
7.000% due 03/01/2020	1,500	1,635
9.000% due 11/15/2018	1,500	1,698
Sprint Corp.
7.125% due 06/15/2024	3,500	3,255
7.250% due 09/15/2021	3,500	3,454
7.625% due 02/15/2025	1,500	1,417
7.875% due 09/15/2023	2,000	1,955
Summit Midstream Holdings LLC
5.500% due 08/15/2022	1,250	1,200
Talen Energy Supply LLC
5.125% due 07/15/2019	3,000	2,955
6.500% due 06/01/2025	1,000	1,001
Targa Resources Partners LP
4.125% due 11/15/2019	750	746
4.250% due 11/15/2023	2,000	1,860
5.000% due 01/15/2018	1,000	1,028
5.250% due 05/01/2023	2,000	1,990
6.375% due 08/01/2022	375	392
6.625% due 10/01/2020	1,000	1,045
Telecom Italia Capital S.A.
6.375% due 11/15/2033	1,000	1,030
Telecom Italia SpA
5.303% due 05/30/2024	5,100	5,100
Tenaska Alabama Partners LP
7.000% due 06/30/2021	1,219	1,283
Virgin Media Finance PLC
5.750% due 01/15/2025	1,000	1,003
6.000% due 10/15/2024	1,500	1,528
6.375% due 04/15/2023	2,000	2,075
Williams Partners LP
4.875% due 05/15/2023	2,000	1,976

		102,704

Total Corporate Bonds & Notes (Cost $1,118,005)		1,109,449

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 0.2%
Bear Stearns ALT-A Trust
4.184% due 11/25/2036 ^	$717	$552
Citigroup Mortgage Loan Trust, Inc.
2.623% due 03/25/2034	8	8
Countrywide Alternative Loan Trust
0.417% due 05/20/2046 ^	115	83
Countrywide Home Loan Mortgage Pass-Through Trust
0.507% due 03/25/2035	73	56
2.545% due 05/20/2036 ^	407	343
GSR Mortgage Loan Trust
2.813% due 04/25/2035	9	9
IndyMac Mortgage Loan Trust
6.000% due 07/25/2037	555	503
WaMu Mortgage Pass-Through Certificates Trust
2.023% due 12/25/2036 ^	436	387
2.246% due 09/25/2036 ^	29	26
Washington Mutual Mortgage Pass-Through Certificates Trust
1.128% due 05/25/2046	37	28

Total Mortgage-Backed Securities (Cost $1,422)		1,995

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.0%
Credit-Based Asset Servicing and Securitization LLC
0.255% due 01/25/2037 ^	$95	$43

Total Asset-Backed Securities (Cost $63)		43

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (d) 0.0%
		258

U.S. TREASURY BILLS 0.1%
0.007% due 11/05/2015 (g)	530	530

Total Short-Term Instruments (Cost $788)		788

Total Investments in Securities (Cost $1,120,278)		1,112,275

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 6.3%

SHORT-TERM INSTRUMENTS 6.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.3%
PIMCO Short-Term Floating NAV Portfolio III	7,640,155	$75,775

Total Short-Term Instruments (Cost $75,780)		75,775

Total Investments in Affiliates (Cost $75,780)		75,775

Total Investments 99.2% (Cost $1,196,058)		$1,188,050

Financial Derivative Instruments (e)(f) 0.0% (Cost or Premiums, net $0)		(46)

Other Assets and Liabilities, net 0.8%		10,156

Net Assets 100.0%		$1,198,160

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Payment in-kind bond security.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$258	Fannie Mae 2.200% due 10/17/2022	$(264)	$258	$258

Total Repurchase Agreements						$(264)	$258	$258

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$258	$0	$0	$0	$258	$(264)	$(6)

Total Borrowings and Other Financing Transactions	$258	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$33,950	$2,662	$626	$166	$0

Total Swap Agreements				$2,662	$626	$166	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

Cash of $2,262 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$166	$166	$0	$0	$0	$0

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
FBF	08/2015		EUR	11,660	$		13,009	$3	$0

GLM	07/2015	$		1,829		GBP	1,154	0	(16)
	08/2015		CHF	1,152	$		1,234	0	0

UAG	07/2015		GBP	4,008			6,099	0	(199)

Total Forward Foreign Currency Contracts								$3	$(215)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of June 30, 2015:

(g)	Securities with an aggregate market value of $530 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure (1)
FBF	$3	$0	$0	$3	$0	$0	$0	$0	$3	$260	$263
GLM	0	0	0	0	(16)	0	0	(16)	(16)	0	(16)
UAG	0	0	0	0	(199)	0	0	(199)	(199)	270	71

Total Over the Counter	$3	$0	$0	$3	$(215)	$0	$0	$(215)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

June 30, 2015 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$166	$0	$0	$0	$166

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3	$0	$3

	$0	$166	$0	$3	$0	$169

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$215	$0	$215

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$211	$0	$0	$0	$211

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,391	$0	$1,391

	$0	$211	$0	$1,391	$0	$1,602

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$431	$0	$0	$0	$431

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(688)	$0	$(688)

	$0	$431	$0	$(688)	$0	$(257)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$137,563	$0	$137,563
Industrials	0	869,182	0	869,182
Utilities	0	102,615	89	102,704
Mortgage-Backed Securities	0	1,995	0	1,995
Asset-Backed Securities	0	43	0	43
Short-Term Instruments
Repurchase Agreements	0	258	0	258
U.S. Treasury Bills	0	530	0	530
	$0	$1,112,186	$89	$1,112,275

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	75,775	0	0	75,775

Total Investments	$75,775	$1,112,186	$89	$1,188,050

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$166	$0	$166
Over the counter	0	3	0	3
	$0	$169	$0	$169

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(215)	$0	$(215)

Totals	$75,775	$1,112,140	$89	$1,188,004

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2015 (Unaudited)

1. ORGANIZATION

The PIMCO High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days of more after trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled

SEMIANNUAL REPORT	JUNE 30, 2015	19

Notes to Financial Statements (Cont.)

shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to

20	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

SEMIANNUAL REPORT	JUNE 30, 2015	21

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

SEMIANNUAL REPORT	JUNE 30, 2015	23

Notes to Financial Statements (Cont.)

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association

(“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2015 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$10	$0	$(10)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

*	Effective July 1, 2015, the Portfolio was liquidated.

(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$87,554	$281,368	$(293,200)	$(399)	$452	$75,775	$168	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Line of Credit  The Portfolio entered into a credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. There is a maximum available commitment amount equal to $65,000,000. The Portfolio has agreed to pay commitment fees and facility fees of $102,982 of which $57,937 was paid during the period and are included in interest expense in the Statements of Operations, respectively. During the period, there were no borrowings on this line of credit.

(b) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation,

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries, administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust,

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$208,894	$137,532

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	12	$102	71	$576
Administrative Class	22,108	177,119	44,503	361,310
Advisor Class	7,710	61,525	10,530	85,356
Issued as reinvestment of distributions
Institutional Class	16	128	33	267
Administrative Class	3,793	30,325	7,685	62,360
Advisor Class	150	1,197	262	2,134
Cost of shares redeemed
Institutional Class	(16)	(132)	(102)	(824)
Administrative Class	(21,254)	(169,375)	(51,772)	(417,731)
Advisor Class	(6,966)	(55,338)	(14,326)	(115,380)
Net increase (decrease) resulting from Portfolio share transactions	5,553	$45,551	(3,116)	$(21,932)

As of June 30, 2015, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 60% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

June 30, 2015 (Unaudited)

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable

Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$1,196,551	$22,395	$(30,896)	$(8,501)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

32	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
FBF	Credit Suisse International	SSB	State Street Bank and Trust Co.	UAG	UBS AG Stamford
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
CHF	Swiss Franc	GBP	British Pound	USD (or $)	United States Dollar
EUR	Euro

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ALT	Alternate Loan Trust	MSCI	Morgan Stanley Capital International	PIK	Payment-in-Kind

SEMIANNUAL REPORT	JUNE 30, 2015	33

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

34	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT39SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO High Yield Portfolio

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart

4	PIMCO VARIABLE INSURANCE TRUST

measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

SEMIANNUAL REPORT	JUNE 30, 2015	5

PIMCO High Yield Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	93.4%
Short-Term Instruments‡	6.4%
Mortgage-Backed Securities	0.2%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	Class Inception (03/31/2006)
PIMCO High Yield Portfolio Advisor Class	2.02%	0.56%	7.48%	6.34%
BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	2.69%	0.70%	8.32%	7.35%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.85% for Advisor Class shares.

± BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index launched on 12/31/1996. The index performance shown prior to that date is calculated using the BofA Merrill Lynch U.S. High Yield, Cash Pay BB-B Rated Index, which was the Fund’s primary benchmark index from the Fund’s inception until 12/31/1996. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$1,020.20	$1,020.42
Expenses Paid During Period†	$4.28	$4.28
Net Annualized Expense Ratio	0.86%	0.86%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»	An underweight to the metals and mining sector added to returns as the sector underperformed the broader U.S. high yield bond market over the reporting period.

»	An underweight to the wirelines sector added to returns as the sub-sector underperformed the broader U.S. high yield bond market over the reporting period.

»	An overweight to the gaming/leisure sector added to returns as the sector outperformed the broader U.S. high yield bond market during the reporting period.

»	An underweight to the energy sector detracted from returns as the sector outperformed the broader U.S. high yield bond market during the reporting period.

»	An overweight to the media cable sector detracted from returns as the sector underperformed the broader U.S. high yield bond market during the reporting period.

»	An underweight to the retail sector detracted from returns as the sector outperformed the broader U.S. high yield bond market during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO High Yield Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+		12/31/2014		12/31/2013	12/31/2012	12/31/2011	12/31/2010

Advisor Class
Net asset value beginning of year or period	$7.91		$8.07		$8.06	$7.47	$7.75	$7.28
Net investment income (a)	0.19		0.40		0.41	0.42	0.50	0.53
Net realized/unrealized gain (loss)	(0.03)		(0.14)		0.03	0.61	(0.25)	0.48
Total from Investment Operations	0.16		0.26		0.44	1.03	0.25	1.01
Dividends from net investment income	(0.20)		(0.42)		(0.43)	(0.44)	(0.53)	(0.54)
Total distributions	(0.20)		(0.42)		(0.43)	(0.44)	(0.53)	(0.54)
Net asset value end of year or period	$7.87		$7.91		$8.07	$8.06	$7.47	$7.75
Total return	2.02%		3.23%		5.63%	14.18%	3.24%	14.35%
Net assets end of year or period (000s)	$25,834		$18,879		$47,764	$65,863	$65,200	$21,861
Ratio of expenses to average net assets	0.86	%*(b)	0.85	%(b)	0.85%	0.85%	0.85%	0.85%
Ratio of expenses to average net assets excluding interest expense	0.85	%*	0.85%		0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	4.93	%*	4.91%		5.13%	5.41%	6.49%	6.92%
Portfolio turnover rate	12%		37%		41%	43%	68%	64%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Ratio of expenses to average net assets includes line of credit expenses.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	7

Statement of Assets and Liabilities PIMCO High Yield Portfolio

(Unaudited)

(Amounts in thousands†, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$1,112,275
Investments in Affiliates	75,775
Financial Derivative Instruments
Exchange-traded or centrally cleared	166
Over the counter	3
Cash	0
Deposits with counterparty	2,262
Foreign currency, at value	2,064
Receivable for investments sold	187
Receivable for Portfolio shares sold	136
Interest receivable	17,592
Dividends receivable from Affiliates	26
Other assets	7
Total Assets	1,210,493

Liabilities:
Financial Derivative Instruments
Over the counter	215
Payable for investments purchased	3,500
Payable for investments in Affiliates purchased	26
Payable for Portfolio shares redeemed	7,821
Accrued investment advisory fees	255
Accrued supervisory and administrative fees	357
Accrued distribution fees	9
Accrued servicing fees	147
Other liabilities	3
Total Liabilities	12,333

Net Assets	$1,198,160

Net Assets Consist of:
Paid in capital	$1,180,244
Undistributed net investment income	5,017
Accumulated undistributed net realized gain	20,493
Net unrealized appreciation (depreciation)	(7,594)
$1,198,160

Net Assets:
Institutional Class	$4,842
Administrative Class	1,167,484
Advisor Class	25,834

Shares Issued and Outstanding:
Institutional Class	615
Administrative Class	148,278
Advisor Class	3,281

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$7.87
Administrative Class	7.87
Advisor Class	7.87

Cost of Investments in securities	$1,120,278
Cost of Investments in Affiliates	$75,780
Cost of Foreign Currency Held	$2,066
Cost or Premiums of Financial Derivative Instruments, net	$0

* Includes repurchase agreements of:	$258

†	A zero balance may reflect actual amounts rounding to less than one thousand.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO High Yield Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$34,988
Dividends from Investments in Affiliates	168
Total Income	35,156

Expenses:
Investment advisory fees	1,522
Supervisory and administrative fees	2,131
Servicing fees - Administrative Class	875
Distribution and/or servicing fees - Advisor Class	58
Trustee fees	8
Interest expense	58
Total Expenses	4,652

Net Investment Income	30,504

Net Realized Gain:
Investments in securities	1,167
Investments in Affiliates	(399)
Exchange-traded or centrally cleared financial derivative instruments	211
Over the counter financial derivative instruments	1,391
Foreign currency	52

Net Realized Gain	2,422

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(8,453)
Investments in Affiliates	452
Exchange-traded or centrally cleared financial derivative instruments	431
Over the counter financial derivative instruments	(688)
Foreign currency assets and liabilities	19

Net Change in Unrealized (Depreciation)	(8,239)

Net Increase in Net Assets Resulting from Operations	$24,687

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statements of Changes in Net Assets PIMCO High Yield Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$30,504	$61,793
Net realized gain	2,422	26,806
Net change in unrealized (depreciation)	(8,239)	(50,192)

Net Increase in Net Assets Resulting from Operations	24,687	38,407

Distributions to Shareholders:
From net investment income
Institutional Class	(128)	(267)
Administrative Class	(30,327)	(62,360)
Advisor Class	(1,197)	(2,134)

Total Distributions	(31,652)	(64,761)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	45,551	(21,932)

Total Increase (Decrease) in Net Assets	38,586	(48,286)

Net Assets:
Beginning of period	1,159,574	1,207,860
End of period*	$1,198,160	$1,159,574

* Including undistributed net investment income of:	$5,017	$6,165

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO High Yield Portfolio

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.9%

CORPORATE BONDS & NOTES 92.6%

BANKING & FINANCE 11.5%
A-S Co-Issuer Subsidiary, Inc.
7.875% due 12/15/2020		$1,000	$1,060
AerCap Ireland Capital Ltd.
3.750% due 05/15/2019		1,500	1,487
4.500% due 05/15/2021		3,000	3,022
5.000% due 10/01/2021		1,000	1,030
Ally Financial, Inc.
4.125% due 03/30/2020		750	750
4.750% due 09/10/2018		1,000	1,034
5.125% due 09/30/2024		2,000	2,013
6.250% due 12/01/2017		1,000	1,070
7.500% due 09/15/2020		2,795	3,263
8.000% due 03/15/2020		1,607	1,896
8.000% due 11/01/2031		401	512
Argos Merger Sub, Inc.
7.125% due 03/15/2023		2,625	2,756
Bank of America Corp.
6.250% due 09/05/2024 (c)		2,000	1,994
Barclays Bank PLC
7.625% due 11/21/2022		1,000	1,141
Barclays PLC
8.000% due 12/15/2020 (c)	EUR	2,000	2,375
8.250% due 12/15/2018 (c)		$750	793
CBRE Services, Inc.
5.000% due 03/15/2023		2,000	2,030
CIT Group, Inc.
5.000% due 08/15/2022		8,000	7,940
5.250% due 03/15/2018		2,500	2,591
5.500% due 02/15/2019		2,000	2,090
Corrections Corp. of America
4.625% due 05/01/2023		2,000	1,970
Credit Agricole S.A.
6.625% due 09/23/2019 (c)		1,500	1,467
7.875% due 01/23/2024 (c)		5,500	5,661
Credit Suisse Group AG
6.250% due 12/18/2024 (c)		3,500	3,366
7.500% due 12/11/2023 (c)		1,000	1,044
Crown Castle International Corp.
4.875% due 04/15/2022		1,500	1,519
5.250% due 01/15/2023		5,000	5,055
Denali Borrower LLC
5.625% due 10/15/2020		6,000	6,322
ESH Hospitality, Inc.
5.250% due 05/01/2025		1,500	1,466
Felcor Lodging LP
6.000% due 06/01/2025		500	510
General Motors Financial Co., Inc.
4.250% due 05/15/2023		2,500	2,531
Greystar Real Estate Partners LLC
8.250% due 12/01/2022		1,250	1,325
HSBC Holdings PLC
6.375% due 03/30/2025 (c)		2,500	2,519
HUB International Ltd.
7.875% due 10/01/2021		2,500	2,556
ING Groep NV
6.500% due 04/16/2025 (c)		750	727
International Lease Finance Corp.
5.875% due 08/15/2022		1,000	1,084
6.250% due 05/15/2019		2,000	2,167
8.750% due 03/15/2017		2,000	2,193
Interval Acquisition Corp.
5.625% due 04/15/2023		1,000	1,018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intesa Sanpaolo SpA
5.017% due 06/26/2024		$1,250	$1,215
iStar Financial, Inc.
5.000% due 07/01/2019		1,500	1,485
Jefferies Finance LLC
6.875% due 04/15/2022		1,500	1,470
7.375% due 04/01/2020		2,000	1,975
Lloyds Banking Group PLC
7.500% due 06/27/2024 (c)		7,500	7,744
Navient Corp.
4.875% due 06/17/2019		2,000	1,985
5.000% due 06/15/2018		450	449
5.000% due 10/26/2020		1,000	998
5.875% due 10/25/2024		2,500	2,356
6.125% due 03/25/2024		3,500	3,360
8.000% due 03/25/2020		1,000	1,118
8.450% due 06/15/2018		2,000	2,228
OneMain Financial Holdings, Inc.
6.750% due 12/15/2019		1,000	1,045
7.250% due 12/15/2021		1,500	1,556
PHH Corp.
6.375% due 08/15/2021		750	741
Provident Funding Associates LP
6.750% due 06/15/2021		500	480
Quicken Loans, Inc.
5.750% due 05/01/2025		2,000	1,920
Regions Financial Corp.
7.375% due 12/10/2037		1,500	1,877
RHP Hotel Properties LP
5.000% due 04/15/2023		1,500	1,478
Royal Bank of Scotland Group PLC
5.125% due 05/28/2024		2,100	2,098
7.648% due 09/30/2031 (c)		1,000	1,250
Societe Generale S.A.
6.000% due 01/27/2020 (c)		1,500	1,403
7.875% due 12/18/2023 (c)		2,500	2,519
Sophia Holding Finance LP (9.625% Cash or 9.625% PIK)
9.625% due 12/01/2018 (b)		250	254
Springleaf Finance Corp.
6.900% due 12/15/2017		2,000	2,125
Standard Chartered PLC
6.500% due 04/02/2020 (c)		1,500	1,514
UniCredit SpA
8.000% due 06/03/2024 (c)		2,860	2,814
Virgin Media Secured Finance PLC
6.000% due 04/15/2021	GBP	900	1,478
Wells Fargo & Co.
5.875% due 06/15/2025 (c)		$1,250	1,281

			137,563

INDUSTRIALS 72.5%
Acadia Healthcare Co., Inc.
5.625% due 02/15/2023		1,000	1,018
Accudyne Industries Borrower
7.750% due 12/15/2020		3,000	2,790
Activision Blizzard, Inc.
5.625% due 09/15/2021		1,000	1,050
6.125% due 09/15/2023		3,000	3,225
ADT Corp.
3.500% due 07/15/2022		3,500	3,194
4.125% due 06/15/2023		2,500	2,337
4.875% due 07/15/2042		1,000	770
6.250% due 10/15/2021		2,000	2,110
AECOM
5.750% due 10/15/2022		625	634
5.875% due 10/15/2024		1,000	1,016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Aguila S.A.
7.875% due 01/31/2018	$2,500	$2,484
Air Medical Merger Sub Corp.
6.375% due 05/15/2023	3,000	2,835
Albea Beauty Holdings S.A.
8.375% due 11/01/2019	1,000	1,075
Alcoa, Inc.
5.125% due 10/01/2024	1,500	1,526
Aleris International, Inc.
7.625% due 02/15/2018	2,000	2,060
7.875% due 11/01/2020	750	782
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018	2,750	2,667
Allegion U.S. Holding Co., Inc.
5.750% due 10/01/2021	1,000	1,038
Alliance Data Systems Corp.
5.375% due 08/01/2022	750	741
6.375% due 04/01/2020	1,250	1,295
Alphabet Holding Co., Inc. (7.750% Cash or 8.500% PIK)
7.750% due 11/01/2017 (b)	3,000	3,007
Altice Financing S.A.
6.625% due 02/15/2023	5,000	4,976
Altice Finco S.A.
7.625% due 02/15/2025	2,000	1,925
Altice S.A.
7.625% due 02/15/2025	3,000	2,827
7.750% due 05/15/2022	5,000	4,850
AMC Networks, Inc.
4.750% due 12/15/2022	2,000	2,007
American Builders & Contractors Supply Co., Inc.
5.625% due 04/15/2021	2,000	2,045
Amsted Industries, Inc.
5.000% due 03/15/2022	2,000	2,007
5.375% due 09/15/2024	1,000	998
Anixter, Inc.
5.125% due 10/01/2021	500	511
Antero Resources Corp.
5.125% due 12/01/2022	2,000	1,900
5.375% due 11/01/2021	1,000	975
6.000% due 12/01/2020	1,000	1,015
Ashland, Inc.
4.750% due 08/15/2022	4,000	3,940
6.875% due 05/15/2043	1,250	1,275
Associated Materials LLC
9.125% due 11/01/2017	1,500	1,253
Axalta Coating Systems U.S. Holdings, Inc.
7.375% due 05/01/2021	1,000	1,074
Axiall Corp.
4.875% due 05/15/2023	1,000	969
B&G Foods, Inc.
4.625% due 06/01/2021	2,000	1,977
Ball Corp.
5.250% due 07/01/2025	1,500	1,491
Baytex Energy Corp.
5.125% due 06/01/2021	750	707
5.625% due 06/01/2024	750	699
Belden, Inc.
5.250% due 07/15/2024	1,000	975
5.500% due 09/01/2022	2,000	1,995
Beverage Packaging Holdings Luxembourg S.A.
5.625% due 12/15/2016	1,500	1,503
Blue Coat Holdings, Inc.
8.375% due 06/01/2023	750	765
BMC Software Finance, Inc.
8.125% due 07/15/2021	2,000	1,628

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Boise Cascade Co.
6.375% due 11/01/2020		$750	$794
Bombardier, Inc.
5.500% due 09/15/2018		1,000	995
7.500% due 03/15/2025		2,000	1,825
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)		1,000	714
Boyd Gaming Corp.
6.875% due 05/15/2023		500	515
Brakes Capital
7.125% due 12/15/2018	GBP	750	1,214
Bristow Group, Inc.
6.250% due 10/15/2022		$400	398
Building Materials Corp. of America
5.375% due 11/15/2024		4,000	3,947
6.750% due 05/01/2021		2,000	2,092
Burger King Worldwide, Inc.
6.000% due 04/01/2022		4,000	4,120
Cable One, Inc.
5.750% due 06/15/2022		625	634
Cablevision Systems Corp.
5.875% due 09/15/2022		2,000	1,945
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020 ^		1,000	820
California Resources Corp.
5.500% due 09/15/2021		3,000	2,614
6.000% due 11/15/2024		4,000	3,455
Capella Healthcare, Inc.
9.250% due 07/01/2017		1,000	1,026
Capsugel S.A. (7.000% Cash or 7.750% PIK)
7.000% due 05/15/2019 (b)		3,000	3,058
Carrizo Oil & Gas, Inc.
6.250% due 04/15/2023		1,000	1,008
Cascades, Inc.
5.500% due 07/15/2022		750	728
Case New Holland Industrial, Inc.
7.875% due 12/01/2017		1,250	1,375
Catamaran Corp.
4.750% due 03/15/2021		1,000	1,114
CCO Holdings LLC
5.125% due 02/15/2023		3,000	2,932
5.125% due 05/01/2023		1,750	1,708
5.250% due 09/30/2022		5,000	4,937
5.375% due 05/01/2025		1,000	976
5.750% due 09/01/2023		2,750	2,762
5.750% due 01/15/2024		1,000	1,010
5.875% due 05/01/2027		1,000	979
6.625% due 01/31/2022		1,000	1,045
Celanese U.S. Holdings LLC
4.625% due 11/15/2022		1,000	995
Cequel Communications Holdings LLC
5.125% due 12/15/2021		3,000	2,736
6.375% due 09/15/2020		1,650	1,645
CeramTec Group GmbH
8.250% due 08/15/2021	EUR	1,000	1,221
CHC Helicopter S.A.
9.250% due 10/15/2020		$2,250	1,648
Chemours Co.
6.625% due 05/15/2023		1,125	1,093
7.000% due 05/15/2025		875	851
Chemtura Corp.
5.750% due 07/15/2021		1,500	1,530
Chesapeake Energy Corp.
4.875% due 04/15/2022		3,000	2,625
5.750% due 03/15/2023		6,000	5,460
Churchill Downs, Inc.
5.375% due 12/15/2021		500	515

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022	$3,500	$3,640
7.625% due 03/15/2020	3,000	3,139
CNH Industrial Capital LLC
3.375% due 07/15/2019	500	488
3.625% due 04/15/2018	2,000	2,010
Coeur Mining, Inc.
7.875% due 02/01/2021	1,000	853
Cogent Communications Group, Inc.
5.375% due 03/01/2022	1,000	991
Columbus International, Inc.
7.375% due 03/30/2021	1,250	1,348
CommScope Technologies Finance LLC
6.000% due 06/15/2025	1,250	1,248
CommScope, Inc.
5.000% due 06/15/2021	1,000	983
5.500% due 06/15/2024	1,750	1,708
Community Health Systems, Inc.
5.125% due 08/01/2021	2,000	2,042
6.875% due 02/01/2022	3,000	3,176
7.125% due 07/15/2020	2,000	2,124
8.000% due 11/15/2019	2,000	2,112
Concho Resources, Inc.
5.500% due 04/01/2023	1,500	1,508
6.500% due 01/15/2022	1,750	1,833
Concordia Healthcare Corp.
7.000% due 04/15/2023	1,500	1,504
CONSOL Energy, Inc.
5.875% due 04/15/2022	1,000	854
Constellation Brands, Inc.
4.250% due 05/01/2023	2,000	1,975
4.750% due 11/15/2024	500	503
6.000% due 05/01/2022	1,000	1,093
Constellium NV
5.750% due 05/15/2024	1,000	895
Continental Airlines Pass-Through Trust
7.373% due 06/15/2017	80	81
ConvaTec Finance International S.A. (8.250% Cash or 9.000% PIK)
8.250% due 01/15/2019 (b)	3,000	2,959
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018	3,000	3,169
Crimson Merger Sub, Inc.
6.625% due 05/15/2022	10,000	8,850
Crown Americas LLC
4.500% due 01/15/2023	3,000	2,848
CSC Holdings LLC
5.250% due 06/01/2024	2,000	1,930
7.625% due 07/15/2018	1,000	1,098
7.875% due 02/15/2018	1,000	1,105
8.625% due 02/15/2019	1,000	1,143
CST Brands, Inc.
5.000% due 05/01/2023	1,250	1,250
Darling Ingredients, Inc.
5.375% due 01/15/2022	3,000	3,011
DaVita HealthCare Partners, Inc.
5.000% due 05/01/2025	3,000	2,895
5.125% due 07/15/2024	4,000	3,940
5.750% due 08/15/2022	3,000	3,191
Dean Foods Co.
6.500% due 03/15/2023	1,750	1,789
Denbury Resources, Inc.
4.625% due 07/15/2023	1,000	843
5.500% due 05/01/2022	1,000	898
Digicel Group Ltd.
7.125% due 04/01/2022	2,000	1,885
8.250% due 09/30/2020	1,000	1,005

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Digicel Ltd.
6.000% due 04/15/2021	$1,000	$967
DISH DBS Corp.
5.000% due 03/15/2023	5,000	4,650
5.125% due 05/01/2020	1,000	1,014
5.875% due 07/15/2022	5,000	4,912
5.875% due 11/15/2024	2,000	1,926
6.750% due 06/01/2021	1,000	1,045
7.875% due 09/01/2019	750	834
DJO Finance LLC
10.750% due 04/15/2020	500	515
DJO Finco, Inc.
8.125% due 06/15/2021	1,500	1,549
Dresser-Rand Group, Inc.
6.500% due 05/01/2021	750	808
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	1,250	1,200
Dynegy, Inc.
6.750% due 11/01/2019	3,000	3,136
7.375% due 11/01/2022	2,000	2,105
7.625% due 11/01/2024	2,000	2,130
Eagle Spinco, Inc.
4.625% due 02/15/2021	3,500	3,408
Endo Finance LLC
5.375% due 01/15/2023	3,000	2,970
5.750% due 01/15/2022	3,500	3,552
6.000% due 07/15/2023 (a)	1,750	1,794
6.000% due 02/01/2025	2,000	2,042
Energizer SpinCo, Inc.
5.500% due 06/15/2025	1,000	990
EnPro Industries, Inc.
5.875% due 09/15/2022	1,125	1,150
Envision Healthcare Corp.
5.125% due 07/01/2022	2,000	2,020
Era Group, Inc.
7.750% due 12/15/2022	750	741
Evolution Escrow Issuer LLC
7.500% due 03/15/2022	1,000	950
Family Tree Escrow LLC
5.250% due 03/01/2020	750	788
5.750% due 03/01/2023	2,000	2,100
Fiat Chrysler Automobiles NV
5.250% due 04/15/2023	2,500	2,457
First Data Corp.
6.750% due 11/01/2020	2,275	2,410
8.250% due 01/15/2021	4,000	4,230
12.625% due 01/15/2021	3,000	3,472
First Quality Finance Co., Inc.
4.625% due 05/15/2021	1,500	1,410
First Quantum Minerals Ltd.
6.750% due 02/15/2020	1,140	1,109
7.000% due 02/15/2021	2,500	2,403
7.250% due 05/15/2022	1,000	958
Florida East Coast Holdings Corp.
6.750% due 05/01/2019	500	503
FMG Resources Pty. Ltd.
6.875% due 04/01/2022	2,000	1,410
8.250% due 11/01/2019	750	636
Fresenius Medical Care U.S. Finance, Inc.
4.125% due 10/15/2020	750	757
4.750% due 10/15/2024	1,250	1,244
5.625% due 07/31/2019	1,000	1,086
5.875% due 01/31/2022	1,250	1,338
FTS International, Inc.
6.250% due 05/01/2022	875	648
Gardner Denver, Inc.
6.875% due 08/15/2021	9,000	8,246

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gates Global LLC
6.000% due 07/15/2022	$4,000	$3,640
GCI, Inc.
6.875% due 04/15/2025	750	761
General Cable Corp.
5.750% due 10/01/2022	1,250	1,178
General Motors Co.
5.000% due 04/01/2035	625	616
5.200% due 04/01/2045	625	622
Geo Group, Inc.
5.125% due 04/01/2023	1,000	1,000
Getty Images, Inc.
7.000% due 10/15/2020	3,000	1,380
GLP Capital LP
5.375% due 11/01/2023	1,500	1,549
Graphic Packaging International, Inc.
4.875% due 11/15/2022	500	504
Griffon Corp.
5.250% due 03/01/2022	3,000	2,996
Grifols Worldwide Operations Ltd.
5.250% due 04/01/2022	2,000	2,010
Gulfport Energy Corp.
6.625% due 05/01/2023	1,000	1,018
7.750% due 11/01/2020	1,500	1,579
H&E Equipment Services, Inc.
7.000% due 09/01/2022	750	777
Halcon Resources Corp.
8.625% due 02/01/2020	1,000	991
HCA Holdings, Inc.
6.250% due 02/15/2021	4,000	4,320
HCA, Inc.
4.750% due 05/01/2023	5,000	5,075
5.000% due 03/15/2024	2,500	2,550
5.375% due 02/01/2025	2,000	2,025
5.875% due 05/01/2023	1,750	1,864
7.190% due 11/15/2015	180	184
7.500% due 02/15/2022	4,000	4,600
8.000% due 10/01/2018	2,000	2,320
HD Supply, Inc.
5.250% due 12/15/2021	1,500	1,526
7.500% due 07/15/2020	4,000	4,250
11.000% due 04/15/2020	2,000	2,236
Hearthside Group Holdings LLC
6.500% due 05/01/2022	3,000	2,880
Hertz Corp.
5.875% due 10/15/2020	500	509
6.250% due 10/15/2022	500	510
6.750% due 04/15/2019	2,000	2,069
7.375% due 01/15/2021	1,500	1,569
Hexion, Inc.
6.625% due 04/15/2020	1,500	1,384
8.875% due 02/01/2018	1,000	908
Hilton Worldwide Finance LLC
5.625% due 10/15/2021	3,500	3,653
HJ Heinz Co.
4.250% due 10/15/2020	2,500	2,553
4.875% due 02/15/2025	2,000	2,182
HJ Heinz Finance Co.
7.125% due 08/01/2039	2,000	2,490
Hologic, Inc.
5.250% due 07/15/2022 (a)	750	768
6.250% due 08/01/2020	2,000	2,070
Horizon Pharma Financing, Inc.
6.625% due 05/01/2023	1,000	1,044
Hospira, Inc.
5.800% due 08/12/2023	1,000	1,164

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hughes Satellite Systems Corp.
6.500% due 06/15/2019	$450	$490
7.625% due 06/15/2021	1,000	1,104
Huntington Ingalls Industries, Inc.
5.000% due 12/15/2021	750	766
Huntsman International LLC
4.875% due 11/15/2020	2,000	2,005
5.125% due 11/15/2022	1,500	1,481
Igloo Holdings Corp. (8.250% Cash or 9.000% PIK)
8.250% due 12/15/2017 (b)	600	608
iHeartCommunications, Inc.
9.000% due 03/01/2021	2,500	2,287
IHS, Inc.
5.000% due 11/01/2022	625	623
Immucor, Inc.
11.125% due 08/15/2019	1,000	1,065
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023	4,000	3,555
6.625% due 12/15/2022	2,500	2,303
7.250% due 10/15/2020	2,000	1,985
7.500% due 04/01/2021	3,500	3,474
Intelsat Luxembourg S.A.
7.750% due 06/01/2021	1,500	1,258
8.125% due 06/01/2023	2,000	1,650
Interactive Data Corp.
5.875% due 04/15/2019	2,250	2,272
International Game Technology PLC
6.250% due 02/15/2022	1,500	1,440
6.500% due 02/15/2025	1,500	1,395
Italics Merger Sub, Inc.
7.125% due 07/15/2023	250	248
Jaguar Holding Co.
9.500% due 12/01/2019	1,000	1,068
Jaguar Holding Co. (9.375% Cash or 10.125% PIK)
9.375% due 10/15/2017 (b)	1,000	1,024
Jarden Corp.
7.500% due 05/01/2017	1,500	1,639
JMC Steel Group, Inc.
8.250% due 03/15/2018	2,000	1,837
Kindred Healthcare, Inc.
6.375% due 04/15/2022	1,500	1,504
Kinetic Concepts, Inc.
10.500% due 11/01/2018	3,500	3,745
12.500% due 11/01/2019	2,000	2,165
KLX, Inc.
5.875% due 12/01/2022	3,500	3,552
L Brands, Inc.
5.625% due 02/15/2022	1,250	1,322
Lamar Media Corp.
5.000% due 05/01/2023	1,000	995
5.875% due 02/01/2022	500	520
Land O’ Lakes, Inc.
6.000% due 11/15/2022	1,000	1,068
Laredo Petroleum, Inc.
7.375% due 05/01/2022	1,000	1,058
Level 3 Financing, Inc.
5.375% due 05/01/2025	1,000	965
LifePoint Health, Inc.
5.500% due 12/01/2021	2,000	2,070
LIN Television Corp.
5.875% due 11/15/2022	750	761
Live Nation Entertainment, Inc.
7.000% due 09/01/2020	1,000	1,068
LKQ Corp.
4.750% due 05/15/2023	1,500	1,438
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023	4,000	3,750

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 04/15/2025	$1,000	$974
5.750% due 08/01/2022	3,000	3,071
Manitowoc Co., Inc.
5.875% due 10/15/2022	1,250	1,353
8.500% due 11/01/2020	2,000	2,122
Masonite International Corp.
5.625% due 03/15/2023	1,000	1,021
Matador Resources Co.
6.875% due 04/15/2023	500	513
MCE Finance Ltd.
5.000% due 02/15/2021	2,000	1,910
MGM Resorts International
6.000% due 03/15/2023	2,500	2,537
6.625% due 12/15/2021	5,000	5,250
6.750% due 10/01/2020	4,000	4,249
7.625% due 01/15/2017	2,000	2,137
7.750% due 03/15/2022	2,000	2,210
8.625% due 02/01/2019	1,500	1,702
MPH Acquisition Holdings LLC
6.625% due 04/01/2022	3,500	3,583
MSCI, Inc.
5.250% due 11/15/2024	500	508
Multi-Color Corp.
6.125% due 12/01/2022	1,000	1,028
Murphy Oil USA, Inc.
6.000% due 08/15/2023	1,250	1,313
NBTY, Inc.
9.000% due 10/01/2018	1,500	1,554
NCL Corp. Ltd.
5.250% due 11/15/2019	1,000	1,029
NCR Corp.
4.625% due 02/15/2021	1,500	1,509
5.000% due 07/15/2022	2,000	2,035
5.875% due 12/15/2021	500	517
6.375% due 12/15/2023	500	532
NCSG Crane & Heavy Haul Services, Inc.
9.500% due 08/15/2019	1,000	655
NeuStar, Inc.
4.500% due 01/15/2023	400	357
Newfield Exploration Co.
5.375% due 01/01/2026	3,000	2,985
Nexteer Automotive Group Ltd.
5.875% due 11/15/2021	750	773
Nielsen Co. Luxembourg SARL
5.500% due 10/01/2021	2,000	2,027
Nielsen Finance LLC
4.500% due 10/01/2020	1,500	1,498
5.000% due 04/15/2022	1,750	1,726
Norbord, Inc.
6.250% due 04/15/2023	1,000	1,018
Novelis, Inc.
8.750% due 12/15/2020	3,500	3,710
Numericable SFR S.A.S.
4.875% due 05/15/2019	2,750	2,729
6.000% due 05/15/2022	5,000	4,941
6.250% due 05/15/2024	4,000	3,945
NXP BV
4.125% due 06/15/2020	1,000	1,010
5.750% due 03/15/2023	3,000	3,127
Oasis Petroleum, Inc.
6.500% due 11/01/2021	1,000	1,000
6.875% due 03/15/2022	2,000	2,040
6.875% due 01/15/2023	750	750
Omnicare, Inc.
4.750% due 12/01/2022	500	533
5.000% due 12/01/2024	375	405

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Oshkosh Corp.
5.375% due 03/01/2025		$625	$628
Outfront Media Capital LLC
5.250% due 02/15/2022		500	508
5.625% due 02/15/2024		1,000	1,026
5.875% due 03/15/2025		1,000	1,039
Par Pharmaceutical Cos., Inc.
7.375% due 10/15/2020		1,000	1,070
Party City Holdings, Inc.
8.875% due 08/01/2020		2,500	2,681
Peabody Energy Corp.
6.000% due 11/15/2018		1,250	606
6.250% due 11/15/2021		2,500	813
Penn National Gaming, Inc.
5.875% due 11/01/2021		1,500	1,519
Perstorp Holding AB
8.750% due 05/15/2017		3,000	3,135
11.000% due 08/15/2017		1,250	1,328
Petco Animal Supplies, Inc.
9.250% due 12/01/2018		2,500	2,619
Petco Holdings, Inc. (8.500% Cash or 9.250% PIK)
8.500% due 10/15/2017 (b)		2,000	2,060
Pilgrim’s Pride Corp.
5.750% due 03/15/2025		2,000	2,025
Pinnacle Entertainment, Inc.
6.375% due 08/01/2021		1,500	1,599
7.500% due 04/15/2021		1,000	1,064
Pinnacle Foods Finance LLC
4.875% due 05/01/2021		3,000	2,962
Pinnacle Operating Corp.
9.000% due 11/15/2020		500	498
Platform Specialty Products Corp.
6.500% due 02/01/2022		5,000	5,187
Ply Gem Industries, Inc.
6.500% due 02/01/2022		3,000	2,974
Post Holdings, Inc.
6.000% due 12/15/2022		2,250	2,174
6.750% due 12/01/2021		3,500	3,509
7.375% due 02/15/2022		2,000	2,042
Prestige Brands, Inc.
5.375% due 12/15/2021		2,750	2,764
8.125% due 02/01/2020		500	536
PSPC Escrow Corp.
6.000% due 02/01/2023	EUR	500	566
PVH Corp.
4.500% due 12/15/2022		$2,500	2,487
Qualitytech LP
5.875% due 08/01/2022		2,000	2,017
Quintiles Transnational Corp.
4.875% due 05/15/2023		1,500	1,511
Range Resources Corp.
5.000% due 08/15/2022		1,000	985
5.000% due 03/15/2023		2,000	1,970
5.750% due 06/01/2021		500	516
6.750% due 08/01/2020		750	775
Regency Energy Partners LP
4.500% due 11/01/2023		1,500	1,455
5.500% due 04/15/2023		1,500	1,534
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		5,000	5,137
6.875% due 02/15/2021		1,500	1,571
7.875% due 08/15/2019		1,000	1,044
8.250% due 02/15/2021		3,000	3,127
9.875% due 08/15/2019		1,000	1,052
Rice Energy, Inc.
6.250% due 05/01/2022		250	249
7.250% due 05/01/2023		1,000	1,030

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rite Aid Corp.
6.125% due 04/01/2023		$1,500	$1,551
Rockies Express Pipeline LLC
5.625% due 04/15/2020		2,250	2,312
6.000% due 01/15/2019		1,500	1,571
6.875% due 04/15/2040		500	528
RSI Home Products, Inc.
6.500% due 03/15/2023		1,000	1,013
Ryland Group, Inc.
5.375% due 10/01/2022		1,000	1,015
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		750	769
5.625% due 04/15/2023		2,500	2,504
5.750% due 05/15/2024		5,000	5,006
Sable International Finance Ltd.
8.750% due 02/01/2020		1,000	1,075
Sabre GLBL, Inc.
5.375% due 04/15/2023		1,500	1,485
Sally Holdings LLC
5.750% due 06/01/2022		1,500	1,579
Samson Investment Co.
9.750% due 02/15/2020		2,500	156
Sanchez Energy Corp.
6.125% due 01/15/2023		2,500	2,250
SandRidge Energy, Inc.
7.500% due 03/15/2021 ^		500	223
7.500% due 02/15/2023 ^		500	214
SBA Communications Corp.
4.875% due 07/15/2022		2,500	2,444
5.625% due 10/01/2019		500	522
SBA Telecommunications, Inc.
5.750% due 07/15/2020		1,000	1,041
Schaeffler Finance BV
4.250% due 05/15/2021		3,000	2,940
4.750% due 05/15/2021		3,000	3,030
4.750% due 05/15/2023		1,250	1,225
Schaeffler Holding Finance BV
6.250% due 11/15/2019 (b)		1,750	1,851
6.750% due 11/15/2022 (b)		4,000	4,335
Schaeffler Holding Finance BV (6.875% Cash or 7.625% PIK)
6.875% due 08/15/2018 (b)		3,500	3,631
Scientific Games International, Inc.
6.250% due 09/01/2020		1,250	978
7.000% due 01/01/2022		1,000	1,038
10.000% due 12/01/2022		1,500	1,452
Scotts Miracle-Gro Co.
6.625% due 12/15/2020		500	525
Sealed Air Corp.
4.875% due 12/01/2022		500	494
5.125% due 12/01/2024		1,000	990
5.250% due 04/01/2023		1,500	1,517
5.500% due 09/15/2025		1,000	1,010
Sensata Technologies BV
4.875% due 10/15/2023		2,250	2,230
5.000% due 10/01/2025		1,000	976
5.625% due 11/01/2024		1,250	1,292
Serta Simmons Holdings LLC
8.125% due 10/01/2020		2,500	2,650
ServiceMaster Co. LLC
7.000% due 08/15/2020		2,480	2,632
Seventy Seven Operating LLC
6.625% due 11/15/2019		1,000	795
SIG Combibloc Holdings S.C.A.
7.750% due 02/15/2023	EUR	1,750	2,035
Signode Industrial Group Lux S.A.
6.375% due 05/01/2022		$3,000	2,925

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sinclair Television Group, Inc.
5.625% due 08/01/2024	$1,500	$1,472
6.125% due 10/01/2022	1,000	1,033
Sirius XM Radio, Inc.
5.375% due 04/15/2025	3,000	2,910
Smithfield Foods, Inc.
6.625% due 08/15/2022	3,000	3,214
Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025	500	618
Softbank Corp.
4.500% due 04/15/2020	2,000	2,012
Sophia LP
9.750% due 01/15/2019	2,000	2,130
Spectrum Brands, Inc.
5.750% due 07/15/2025	1,500	1,530
6.125% due 12/15/2024	1,000	1,043
6.375% due 11/15/2020	500	531
6.625% due 11/15/2022	2,500	2,675
Springs Industries, Inc.
6.250% due 06/01/2021	3,000	2,947
Starz LLC
5.000% due 09/15/2019	1,500	1,523
Steel Dynamics, Inc.
5.125% due 10/01/2021	1,000	1,007
5.500% due 10/01/2024	500	501
6.125% due 08/15/2019	500	529
6.375% due 08/15/2022	500	526
Suburban Propane Partners LP
5.750% due 03/01/2025	1,000	1,003
7.375% due 08/01/2021	182	195
Sun Products Corp.
7.750% due 03/15/2021	2,000	1,830
SunGard Data Systems, Inc.
6.625% due 11/01/2019	1,000	1,036
7.625% due 11/15/2020	1,500	1,573
T-Mobile USA, Inc.
6.000% due 03/01/2023	1,250	1,283
6.250% due 04/01/2021	2,000	2,055
6.375% due 03/01/2025	2,000	2,057
6.625% due 11/15/2020	1,000	1,043
6.625% due 04/01/2023	3,000	3,124
6.731% due 04/28/2022	2,500	2,612
6.836% due 04/28/2023	2,000	2,107
TEGNA, Inc.
4.875% due 09/15/2021	500	498
5.500% due 09/15/2024	1,000	993
Tenet Healthcare Corp.
4.375% due 10/01/2021	2,000	1,965
4.500% due 04/01/2021	6,000	5,962
5.000% due 03/01/2019	2,250	2,258
6.000% due 10/01/2020	1,000	1,069
6.750% due 06/15/2023	1,000	1,022
8.000% due 08/01/2020	1,500	1,566
8.125% due 04/01/2022	1,000	1,098
Terex Corp.
6.000% due 05/15/2021	1,100	1,111
TerraForm Power Operating LLC
5.875% due 02/01/2023	1,750	1,785
Tesoro Logistics LP
5.875% due 10/01/2020	391	404
6.250% due 10/15/2022	1,500	1,560
Time, Inc.
5.750% due 04/15/2022	1,750	1,697
TransDigm, Inc.
5.500% due 10/15/2020	2,000	1,997
6.000% due 07/15/2022	2,500	2,481
6.500% due 07/15/2024	4,000	3,970

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TransUnion (8.125% Cash or 8.875% PIK)
8.125% due 06/15/2018 (b)		$1,000	$1,023
TransUnion (9.625% Cash or 10.375% PIK)
9.625% due 06/15/2018 (b)		500	502
TreeHouse Foods, Inc.
4.875% due 03/15/2022		2,000	2,020
Tribune Media Co.
5.875% due 07/15/2022		1,500	1,515
Trinseo Materials Operating S.C.A.
6.750% due 05/01/2022		1,000	1,023
Triumph Group, Inc.
4.875% due 04/01/2021		1,000	985
Tronox Finance LLC
6.375% due 08/15/2020		1,500	1,399
Tullow Oil PLC
6.250% due 04/15/2022		2,000	1,780
United Rentals North America, Inc.
4.625% due 07/15/2023		4,000	3,937
5.500% due 07/15/2025		1,250	1,213
6.125% due 06/15/2023		500	513
7.625% due 04/15/2022		2,250	2,447
8.250% due 02/01/2021		692	741
Unitymedia GmbH
6.125% due 01/15/2025		1,000	1,048
Unitymedia Hessen GmbH & Co. KG
5.000% due 01/15/2025		3,000	2,985
5.500% due 01/15/2023		2,500	2,558
5.750% due 01/15/2023	EUR	1,350	1,625
Univar, Inc.
6.750% due 07/15/2023 (a)		$1,000	1,013
Universal Health Services, Inc.
4.750% due 08/01/2022		1,250	1,290
Univision Communications, Inc.
5.125% due 05/15/2023		3,000	2,925
5.125% due 02/15/2025		4,500	4,342
6.750% due 09/15/2022		1,357	1,440
8.500% due 05/15/2021		2,500	2,641
UPC Holding BV
6.375% due 09/15/2022	EUR	2,000	2,403
6.750% due 03/15/2023		2,000	2,430
6.750% due 03/15/2023	CHF	1,000	1,164
UPCB Finance Ltd.
5.375% due 01/15/2025		$1,000	960
7.250% due 11/15/2021		1,125	1,221
USG Corp.
5.500% due 03/01/2025		1,250	1,250
5.875% due 11/01/2021		2,500	2,625
Valeant Pharmaceuticals International, Inc.
5.500% due 03/01/2023		1,250	1,266
5.625% due 12/01/2021		3,000	3,090
5.875% due 05/15/2023		1,750	1,796
6.125% due 04/15/2025		3,250	3,356
6.375% due 10/15/2020		1,000	1,056
6.750% due 08/15/2021		2,000	2,090
7.000% due 10/01/2020		1,000	1,043
7.250% due 07/15/2022		3,000	3,199
7.500% due 07/15/2021		3,000	3,251
VeriSign, Inc.
4.625% due 05/01/2023		2,000	1,925
5.250% due 04/01/2025		1,000	1,000
Videotron Ltd.
5.375% due 06/15/2024		1,250	1,253
9.125% due 04/15/2018		52	53
VWR Funding, Inc.
7.250% due 09/15/2017		1,500	1,554
WhiteWave Foods Co.
5.375% due 10/01/2022		750	795

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Whiting Petroleum Corp.
5.750% due 03/15/2021	$3,000	$2,967
6.250% due 04/01/2023	2,000	1,995
Wind Acquisition Finance S.A.
4.750% due 07/15/2020	3,000	2,981
7.375% due 04/23/2021	3,000	3,041
Wise Metals Group LLC
8.750% due 12/15/2018	1,000	1,061
Wolverine World Wide, Inc.
6.125% due 10/15/2020	500	533
WPX Energy, Inc.
5.250% due 09/15/2024	1,000	926
WR Grace & Co-Conn
5.125% due 10/01/2021	1,000	1,010
5.625% due 10/01/2024	900	915
Wynn Las Vegas LLC
4.250% due 05/30/2023	1,000	925
5.375% due 03/15/2022	2,500	2,559
5.500% due 03/01/2025	2,500	2,394
Wynn Macau Ltd.
5.250% due 10/15/2021	2,000	1,900
XPO Logistics, Inc.
6.500% due 06/15/2022	3,250	3,189
7.875% due 09/01/2019	2,250	2,416
Zebra Technologies Corp.
7.250% due 10/15/2022	2,000	2,170
ZF North America Capital, Inc.
4.750% due 04/29/2025	2,500	2,434
Ziggo Bond Finance BV
5.875% due 01/15/2025	2,000	1,967

		869,182

UTILITIES 8.6%
AES Corp.
3.283% due 06/01/2019	1,500	1,504
7.375% due 07/01/2021	2,250	2,481
8.000% due 06/01/2020	1,500	1,740
Blue Racer Midstream LLC
6.125% due 11/15/2022	1,250	1,294
Calpine Corp.
5.375% due 01/15/2023	4,000	3,950
5.750% due 01/15/2025	3,000	2,929
Covanta Holding Corp.
5.875% due 03/01/2024	1,025	1,028
7.250% due 12/01/2020	500	527
EP Energy LLC
9.375% due 05/01/2020	2,000	2,152
Frontier Communications Corp.
6.875% due 01/15/2025	3,000	2,520
7.125% due 03/15/2019	1,125	1,167
Gazprom OAO Via Gaz Capital S.A.
3.850% due 02/06/2020	1,500	1,389
4.950% due 07/19/2022	1,000	926
Genesis Energy LP
5.625% due 06/15/2024	1,000	975
6.000% due 05/15/2023	1,250	1,254
LBC Tank Terminals Holding Netherlands BV
6.875% due 05/15/2023	1,000	1,038
MarkWest Energy Partners LP
4.500% due 07/15/2023	2,500	2,462
4.875% due 12/01/2024	1,000	983
4.875% due 06/01/2025	1,000	980
5.500% due 02/15/2023	750	776
Midwest Generation LLC
8.560% due 01/02/2016	89	89

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NGPL PipeCo LLC
9.625% due 06/01/2019	$1,000	$1,018
Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,346
NRG Energy, Inc.
6.250% due 07/15/2022	2,250	2,295
6.250% due 05/01/2024	1,000	998
6.625% due 03/15/2023	1,500	1,552
7.625% due 01/15/2018	3,000	3,296
7.875% due 05/15/2021	1,000	1,070
8.250% due 09/01/2020	2,250	2,362
NSG Holdings LLC
7.750% due 12/15/2025	1,482	1,641
Parsley Energy LLC
7.500% due 02/15/2022	500	510
PBF Logistics LP
6.875% due 05/15/2023	500	505
Petrobras Global Finance BV
6.250% due 03/17/2024	250	242
6.750% due 01/27/2041	250	220
Red Oak Power LLC
8.540% due 11/30/2019	633	678
Rose Rock Midstream LP
5.625% due 11/15/2023	500	486
Sprint Capital Corp.
6.875% due 11/15/2028	3,000	2,580
6.900% due 05/01/2019	3,000	3,067
8.750% due 03/15/2032	3,000	2,925
Sprint Communications, Inc.
6.000% due 11/15/2022	4,500	4,123
7.000% due 03/01/2020	1,500	1,635
9.000% due 11/15/2018	1,500	1,698
Sprint Corp.
7.125% due 06/15/2024	3,500	3,255
7.250% due 09/15/2021	3,500	3,454
7.625% due 02/15/2025	1,500	1,417
7.875% due 09/15/2023	2,000	1,955
Summit Midstream Holdings LLC
5.500% due 08/15/2022	1,250	1,200
Talen Energy Supply LLC
5.125% due 07/15/2019	3,000	2,955
6.500% due 06/01/2025	1,000	1,001
Targa Resources Partners LP
4.125% due 11/15/2019	750	746
4.250% due 11/15/2023	2,000	1,860
5.000% due 01/15/2018	1,000	1,028
5.250% due 05/01/2023	2,000	1,990
6.375% due 08/01/2022	375	392
6.625% due 10/01/2020	1,000	1,045
Telecom Italia Capital S.A.
6.375% due 11/15/2033	1,000	1,030
Telecom Italia SpA
5.303% due 05/30/2024	5,100	5,100
Tenaska Alabama Partners LP
7.000% due 06/30/2021	1,219	1,283
Virgin Media Finance PLC
5.750% due 01/15/2025	1,000	1,003
6.000% due 10/15/2024	1,500	1,528
6.375% due 04/15/2023	2,000	2,075
Williams Partners LP
4.875% due 05/15/2023	2,000	1,976

		102,704

Total Corporate Bonds & Notes (Cost $1,118,005)		1,109,449

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 0.2%
Bear Stearns ALT-A Trust
4.184% due 11/25/2036 ^	$717	$552
Citigroup Mortgage Loan Trust, Inc.
2.623% due 03/25/2034	8	8
Countrywide Alternative Loan Trust
0.417% due 05/20/2046 ^	115	83
Countrywide Home Loan Mortgage Pass-Through Trust
0.507% due 03/25/2035	73	56
2.545% due 05/20/2036 ^	407	343
GSR Mortgage Loan Trust
2.813% due 04/25/2035	9	9
IndyMac Mortgage Loan Trust
6.000% due 07/25/2037	555	503
WaMu Mortgage Pass-Through Certificates Trust
2.023% due 12/25/2036 ^	436	387
2.246% due 09/25/2036 ^	29	26
Washington Mutual Mortgage Pass-Through Certificates Trust
1.128% due 05/25/2046	37	28

Total Mortgage-Backed Securities (Cost $1,422)		1,995

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.0%
Credit-Based Asset Servicing and Securitization LLC
0.255% due 01/25/2037 ^	$95	$43

Total Asset-Backed Securities (Cost $63)		43

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (d) 0.0%
		258

U.S. TREASURY BILLS 0.1%
0.007% due 11/05/2015 (g)	530	530

Total Short-Term Instruments (Cost $788)		788

Total Investments in Securities (Cost $1,120,278)		1,112,275

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 6.3%

SHORT-TERM INSTRUMENTS 6.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.3%
PIMCO Short-Term Floating NAV Portfolio III	7,640,155	$75,775

Total Short-Term Instruments (Cost $75,780)		75,775

Total Investments in Affiliates (Cost $75,780)		75,775

Total Investments 99.2% (Cost $1,196,058)		$1,188,050

Financial Derivative Instruments (e)(f) 0.0% (Cost or Premiums, net $0)		(46)

Other Assets and Liabilities, net 0.8%		10,156

Net Assets 100.0%		$1,198,160

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Payment in-kind bond security.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$258	Fannie Mae 2.200% due 10/17/2022	$(264)	$258	$258

Total Repurchase Agreements						$(264)	$258	$258

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$258	$0	$0	$0	$258	$(264)	$(6)

Total Borrowings and Other Financing Transactions	$258	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$33,950	$2,662	$626	$166	$0

Total Swap Agreements				$2,662	$626	$166	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

Cash of $2,262 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$166	$166	$0	$0	$0	$0

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
FBF	08/2015		EUR	11,660	$		13,009	$3	$0

GLM	07/2015	$		1,829		GBP	1,154	0	(16)
	08/2015		CHF	1,152	$		1,234	0	0

UAG	07/2015		GBP	4,008			6,099	0	(199)

Total Forward Foreign Currency Contracts								$3	$(215)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of June 30, 2015:

(g)	Securities with an aggregate market value of $530 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure (1)
FBF	$3	$0	$0	$3	$0	$0	$0	$0	$3	$260	$263
GLM	0	0	0	0	(16)	0	0	(16)	(16)	0	(16)
UAG	0	0	0	0	(199)	0	0	(199)	(199)	270	71

Total Over the Counter	$3	$0	$0	$3	$(215)	$0	$0	$(215)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

June 30, 2015 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$166	$0	$0	$0	$166

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3	$0	$3

	$0	$166	$0	$3	$0	$169

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$215	$0	$215

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$211	$0	$0	$0	$211

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,391	$0	$1,391

	$0	$211	$0	$1,391	$0	$1,602

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$431	$0	$0	$0	$431

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(688)	$0	$(688)

	$0	$431	$0	$(688)	$0	$(257)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$137,563	$0	$137,563
Industrials	0	869,182	0	869,182
Utilities	0	102,615	89	102,704
Mortgage-Backed Securities	0	1,995	0	1,995
Asset-Backed Securities	0	43	0	43
Short-Term Instruments
Repurchase Agreements	0	258	0	258
U.S. Treasury Bills	0	530	0	530
	$0	$1,112,186	$89	$1,112,275

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	75,775	0	0	75,775

Total Investments	$75,775	$1,112,186	$89	$1,188,050

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$166	$0	$166
Over the counter	0	3	0	3
	$0	$169	$0	$169

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(215)	$0	$(215)

Totals	$75,775	$1,112,140	$89	$1,188,004

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2015 (Unaudited)

1. ORGANIZATION

The PIMCO High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days of more after trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled

SEMIANNUAL REPORT	JUNE 30, 2015	19

Notes to Financial Statements (Cont.)

shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to

20	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

SEMIANNUAL REPORT	JUNE 30, 2015	21

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

SEMIANNUAL REPORT	JUNE 30, 2015	23

Notes to Financial Statements (Cont.)

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association

(“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2015 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$10	$0	$(10)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

*	Effective July 1, 2015, the Portfolio was liquidated.

(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$87,554	$281,368	$(293,200)	$(399)	$452	$75,775	$168	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Line of Credit  The Portfolio entered into a credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. There is a maximum available commitment amount equal to $65,000,000. The Portfolio has agreed to pay commitment fees and facility fees of $102,982 of which $57,937 was paid during the period and are included in interest expense in the Statements of Operations, respectively. During the period, there were no borrowings on this line of credit.

(b) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation,

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries, administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust,

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$208,894	$137,532

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	12	$102	71	$576
Administrative Class	22,108	177,119	44,503	361,310
Advisor Class	7,710	61,525	10,530	85,356
Issued as reinvestment of distributions
Institutional Class	16	128	33	267
Administrative Class	3,793	30,325	7,685	62,360
Advisor Class	150	1,197	262	2,134
Cost of shares redeemed
Institutional Class	(16)	(132)	(102)	(824)
Administrative Class	(21,254)	(169,375)	(51,772)	(417,731)
Advisor Class	(6,966)	(55,338)	(14,326)	(115,380)
Net increase (decrease) resulting from Portfolio share transactions	5,553	$45,551	(3,116)	$(21,932)

As of June 30, 2015, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 60% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

June 30, 2015 (Unaudited)

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable

Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$1,196,551	$22,395	$(30,896)	$(8,501)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

32	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
FBF	Credit Suisse International	SSB	State Street Bank and Trust Co.	UAG	UBS AG Stamford
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
CHF	Swiss Franc	GBP	British Pound	USD (or $)	United States Dollar
EUR	Euro

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ALT	Alternate Loan Trust	MSCI	Morgan Stanley Capital International	PIK	Payment-in-Kind

SEMIANNUAL REPORT	JUNE 30, 2015	33

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

34	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT37SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Long-Term U.S. Government Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, market risk, issuer risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain in the Underlying PIMCO Funds, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

4	PIMCO VARIABLE INSURANCE TRUST

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

SEMIANNUAL REPORT	JUNE 30, 2015	5

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	75.6%
U.S. Government Agencies	13.4%
Short-Term Instruments‡	8.7%
Mortgage-Backed Securities	1.3%
Other	1.0%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	10 Years	Class Inception (04/30/1999)
PIMCO Long-Term U.S. Government Portfolio Administrative Class	-4.76%	5.46%	5.94%	6.43%	7.51%
Barclays Long-Term Treasury Index±	-4.67%	6.33%	6.24%	6.18%	7.10%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.645% for Administrative Class shares.

± Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$952.40	$1,021.38
Expenses Paid During Period†	$3.20	$3.31
Net Annualized Expense Ratio	0.665%	0.665%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

Portfolio Insights

»

An overall underweight to U.S. duration (or sensitivity to changes in market interest rates) contributed positively to performance as U.S. Treasury yields generally increased during the reporting period.

»	The Portfolio’s underweight to the long-maturity portion of the yield curve contributed positively to performance as the yields increased during the reporting period.

»	The Portfolio’s overweight to the 10-year portion of the yield curve detracted from performance as 10-year yields increased during the reporting period.

»

An out-of-benchmark allocation to agency collateralized mortgage obligations contributed positively to performance as agency collateralized mortgage obligations posted positive returns during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Long-Term U.S. Government Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Administrative Class
Net asset value beginning of year or period	$12.05	$9.94	$12.35	$13.38	$10.99	$10.44
Net investment income (a)	0.14	0.29	0.33	0.35	0.32	0.37
Net realized/unrealized gain (loss)	(0.71)	2.07	(1.90)	0.24	2.68	0.84
Total from Investment Operations	(0.57)	2.36	(1.57)	0.59	3.00	1.21
Dividends from net investment income	(0.11)	(0.25)	(0.27)	(0.29)	(0.33)	(0.42)
Distributions from net realized capital gains	0.00	0.00	(0.57)	(1.33)	(0.28)	(0.24)
Total distributions	(0.11)	(0.25)	(0.84)	(1.62)	(0.61)	(0.66)
Net asset value end of year or period	$11.37	$12.05	$9.94	$12.35	$13.38	$10.99
Total return	(4.76)%	24.01%	(12.95)%	4.43%	27.83%	11.60%
Net assets end of year or period (000s)	$153,080	$164,694	$136,507	$155,100	$164,086	$133,568
Ratio of expenses to average net assets	0.665%*	0.645%	0.655%	0.665%	0.625%	0.625%
Ratio of expenses to average net assets excluding interest expense	0.625%*	0.625%	0.625%	0.625%	0.625%	0.625%
Ratio of net investment income to average net assets	2.42%*	2.65%	2.93%	2.61%	2.71%	3.31%
Portfolio turnover rate	12%	132%	63%	81%	556%	344%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	7

Statement of Assets and Liabilities PIMCO Long-Term U.S. Government Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$196,474
Investments in Affiliates	17,752
Financial Derivative Instruments
Exchange-traded or centrally cleared	6
Over the counter	196
Cash	3
Deposits with counterparty	684
Receivable for investments sold	92,181
Receivable for Portfolio shares sold	106
Interest receivable	1,327
Dividends receivable from Affiliates	2
Other assets	53
Total Assets	308,784

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$130,220
Financial Derivative Instruments
Over the counter	308
Payable for investments in Affiliates purchased	2
Payable for Portfolio shares redeemed	70
Accrued investment advisory fees	33
Accrued supervisory and administrative fees	37
Accrued distribution fees	3
Accrued servicing fees	19
Other liabilities	1
Total Liabilities	130,693

Net Assets	$178,091

Net Assets Consist of:
Paid in capital	177,469
Undistributed net investment income	2,855
Accumulated undistributed net realized (loss)	(2,533)
Net unrealized appreciation	300
$178,091

Net Assets:
Institutional Class	$9,267
Administrative Class	153,080
Advisor Class	15,744

Shares Issued and Outstanding:
Institutional Class	815
Administrative Class	13,467
Advisor Class	1,385

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.37
Administrative Class	11.37
Advisor Class	11.37

Cost of Investments in securities	$196,308
Cost of Investments in Affiliates	$17,754
Cost or Premiums of Financial Derivative Instruments, net	$(271)

* Includes repurchase agreements of:	$523

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Long-Term U.S. Government Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$2,887
Dividends from Investments in Affiliates	21
Total Income	2,908

Expenses:
Investment advisory fees	212
Supervisory and administrative fees	236
Servicing fees - Administrative Class	123
Distribution and/or servicing fees - Advisor Class	20
Trustee fees	1
Interest expense	40
Total Expenses	632

Net Investment Income	2,276

Net Realized Gain (Loss):
Investments in securities	(430)
Investments in Affiliates	(7)
Exchange-traded or centrally cleared financial derivative instruments	66
Over the counter financial derivative instruments	60

Net Realized (Loss)	(311)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(11,413)
Investments in Affiliates	26
Exchange-traded or centrally cleared financial derivative instruments	(34)
Over the counter financial derivative instruments	101

Net Change in Unrealized (Depreciation)	(11,320)

Net (Decrease) in Net Assets Resulting from Operations	$(9,355)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statements of Changes in Net Assets PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$2,276	$4,628
Net realized gain (loss)	(311)	2,851
Net change in unrealized appreciation (depreciation)	(11,320)	29,979

Net Increase (Decrease) in Net Assets Resulting from Operations	(9,355)	37,458

Distributions to Shareholders:
From net investment income
Institutional Class	(90)	(193)
Administrative Class	(1,542)	(3,517)
Advisor Class	(146)	(300)

Total Distributions	(1,778)	(4,010)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	774	(2,290)

Total Increase (Decrease) in Net Assets	(10,359)	31,158

Net Assets:
Beginning of period	188,450	157,292
End of period*	$178,091	$188,450

* Including undistributed net investment income of:	$2,855	$2,357

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO Long-Term U.S. Government Portfolio

(Unaudited)

(Amounts in thousands†)	Six Months Ended June 30, 2015

Cash Flows Provided by Operating Activities:

Net (decrease) in net assets resulting from operations	$(9,355)

Adjustments to Reconcile Net (Decrease) in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(29,236)
Proceeds from sales of long-term securities	25,726
(Purchases) from sales of short-term portfolio investments, net	(2,512)
(Increase) in deposits with counterparty	(565)
Decrease in receivable for investments sold	8,827
(Increase) in interest and dividends receivable	(15)
Decrease in exchange-traded or centrally cleared financial derivative instruments	20
Decrease in over the counter financial derivative instruments	189
(Decrease) in payable for investments purchased	(38)
(Decrease) in accrued investment advisory fees	(4)
(Decrease) in accrued supervisory and administrative fees	(5)
(Decrease) in accrued servicing fee	(3)
(Decrease) in other liabilities	(1)
Net Realized (Gain) Loss
Investments in securities	430
Investments in Affiliates	7
Exchange-traded or centrally cleared financial derivative instruments	(66)
Over the counter financial derivative instruments	(60)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	11,413
Investments in Affiliates	(26)
Exchange-traded or centrally cleared financial derivative instruments	34
Over the counter financial derivative instruments	(101)
Net amortization (accretion) on investments	(61)

Net Cash Provided by Operating Activities	4,598

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	19,662
Payments on shares redeemed	(22,990)
Cash dividend paid*	0
Proceeds from reverse repurchase agreements	1,174
Payments on reverse repurchase agreements	(1,174)
Proceeds from sale-buyback transactions	453,098
Payments on sale-buyback transactions	(454,366)
Proceeds from deposits from counterparty	2,790
Payments on deposits from counterparty	(2,790)

Net Cash (Used for) Financing Activities	(4,596)

Net Increase in Cash and Foreign Currency	2

Cash and Foreign Currency:
Beginning of period	1
End of period	$3

* Reinvestment of distributions	$1,778

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$24

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 110.3%

CORPORATE BONDS & NOTES 0.7%

BANKING & FINANCE 0.3%
Private Export Funding Corp.
5.000% due 12/15/2016	$500	$532

INDUSTRIALS 0.4%
Vessel Management Services, Inc.
3.432% due 08/15/2036	684	691

Total Corporate Bonds & Notes (Cost $1,184)		1,223

U.S. GOVERNMENT AGENCIES 16.1%
Fannie Mae
0.000% due 06/01/2017 - 11/15/2030 (a)	3,200	2,142
0.247% due 07/25/2037	29	27
0.637% due 08/25/2021	3	3
0.787% due 08/25/2022	1	2
1.087% due 04/25/2032	6	6
2.184% due 01/01/2033	11	12
4.250% due 05/25/2037	71	75
4.500% due 06/25/2019	90	94
5.000% due 04/25/2032 - 08/25/2033	336	377
5.500% due 12/25/2035	110	124
5.625% due 07/15/2037	400	528
6.080% due 09/01/2028	64	84
6.500% due 07/25/2031	161	185
6.625% due 11/15/2030	1,000	1,412
Federal Housing Administration
6.896% due 07/01/2020	81	77
Financing Corp.
0.000% due 09/26/2019 (a)	1,500	1,391
10.700% due 10/06/2017	650	791
Freddie Mac
0.000% due 03/15/2031 - 07/15/2032 (a)	2,800	1,528
0.586% due 01/15/2033	12	12
0.886% due 02/15/2027	4	4
1.186% due 02/15/2021	6	7
1.346% due 10/25/2044	44	45
4.000% due 06/15/2032 - 09/15/2044	3,760	3,954
5.400% due 03/17/2021	1,000	1,035
5.500% due 08/15/2030 - 02/15/2034	601	678
5.625% due 11/23/2035	600	612
6.750% due 03/15/2031	200	286
7.000% due 07/15/2023 - 12/01/2031	16	19
8.250% due 06/01/2016	350	375
Ginnie Mae
2.000% due 08/20/2030	5	5
3.500% due 01/20/2044	643	623
6.000% due 08/20/2033	1,454	1,691
Israel Government AID Bond
0.000% due 02/15/2023 - 05/15/2023 (a)	1,800	1,449
5.500% due 04/26/2024	400	488
Overseas Private Investment Corp.
4.736% due 03/15/2022	235	258
Residual Funding Corp. Strips
0.000% due 10/15/2020 - 01/15/2030 (a)	4,000	2,883

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Resolution Funding Corp.
8.125% due 10/15/2019	$1,600	$2,024
Resolution Funding Corp. Strips
0.000% due 04/15/2028 - 04/15/2029 (a)	3,200	2,122
Small Business Administration
5.240% due 08/01/2023	150	164
5.290% due 12/01/2027	208	229
Tennessee Valley Authority
4.625% due 09/15/2060	400	423
Tennessee Valley Authority Strips
0.000% due 05/01/2030 (a)	800	454

Total U.S. Government Agencies (Cost $26,748)		28,698

U.S. TREASURY OBLIGATIONS 91.0%
U.S. Treasury Bonds
2.750% due 08/15/2042	2,100	1,947
2.750% due 11/15/2042	2,200	2,038
3.000% due 11/15/2044	1,300	1,266
3.125% due 11/15/2041 (d)	5,800	5,813
3.125% due 02/15/2042 (d)	25,200	25,227
3.125% due 02/15/2043 (d)	11,150	11,114
3.375% due 05/15/2044 (d)	31,300	32,726
3.625% due 08/15/2043 (d)	6,500	7,119
3.750% due 11/15/2043 (d)	5,100	5,710
3.875% due 08/15/2040	1,300	1,479
4.375% due 11/15/2039 (d)	16,800	20,577
4.500% due 08/15/2039 (d)	4,900	6,111
4.625% due 02/15/2040	1,200	1,524
5.500% due 08/15/2028	700	929
6.000% due 02/15/2026	1,900	2,548
6.125% due 11/15/2027	1,000	1,385
6.500% due 11/15/2026	1,000	1,405
U.S. Treasury Inflation Protected Securities (b)
0.750% due 02/15/2042	942	861
0.750% due 02/15/2045	1,909	1,731
1.375% due 02/15/2044	1,320	1,398
2.000% due 01/15/2026	238	273
3.625% due 04/15/2028	293	398
U.S. Treasury Notes
2.500% due 05/15/2024 (d)	16,400	16,660
U.S. Treasury Strips
0.000% due 05/15/2031 (a)	200	125
0.000% due 05/15/2032 (a)	100	60
0.000% due 11/15/2032 (a)	3,300	1,943
0.000% due 02/15/2033 (a)	1,700	991
0.000% due 05/15/2033 (a)	700	404
0.000% due 08/15/2033 (a)	500	286
0.000% due 11/15/2033 (a)	3,000	1,699
0.000% due 05/15/2034 (a)	1,600	887
0.000% due 05/15/2040 (a)	550	246
0.000% due 08/15/2040 (a)	6,650	2,934
0.000% due 11/15/2042 (a)	5,400	2,204

Total U.S. Treasury Obligations (Cost $163,726)		162,018

MORTGAGE-BACKED SECURITIES 1.6%
Banc of America Commercial Mortgage Trust
5.634% due 07/10/2046	697	716
Bear Stearns Adjustable Rate Mortgage Trust
2.511% due 04/25/2033	85	85
2.577% due 04/25/2033	13	13
2.708% due 10/25/2035	41	41
2.724% due 01/25/2034	14	15
2.834% due 02/25/2034	22	21

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Alternative Loan Trust
0.397% due 05/25/2035	$71	$59
Countrywide Home Loan Mortgage Pass-Through Trust
0.507% due 03/25/2035	131	100
Credit Suisse First Boston Mortgage Securities Corp.
2.288% due 07/25/2033	22	22
2.531% due 11/25/2032	7	6
First Republic Mortgage Loan Trust
0.536% due 11/15/2031	82	78
HarborView Mortgage Loan Trust
0.318% due 03/19/2037	66	56
0.408% due 05/19/2035	57	48
2.725% due 07/19/2035	35	30
Impac CMB Trust
4.969% due 09/25/2034	240	241
JPMorgan Mortgage Trust
2.555% due 07/25/2035	201	205
MASTR Asset Securitization Trust
5.500% due 09/25/2033	37	39
Residential Accredit Loans, Inc. Trust
0.587% due 01/25/2033	1	1
0.587% due 03/25/2033	6	6
6.000% due 06/25/2036	91	75
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	8	9
Sequoia Mortgage Trust
0.537% due 07/20/2033	93	88
Structured Adjustable Rate Mortgage Loan Trust
0.407% due 05/25/2037	147	122
Structured Asset Mortgage Investments Trust
0.848% due 09/19/2032	81	79
1.028% due 10/19/2033	39	36
Wachovia Bank Commercial Mortgage Trust
5.572% due 10/15/2048	261	271
WaMu Mortgage Pass-Through Certificates Trust
1.158% due 08/25/2046	316	266
1.558% due 08/25/2042	3	3
2.187% due 10/25/2046	81	75
Washington Mutual Mortgage Pass-Through Certificates Trust
2.166% due 02/25/2033	2	1
2.225% due 02/25/2033	2	2
2.225% due 05/25/2033	6	6

Total Mortgage-Backed Securities (Cost $2,942)		2,815

ASSET-BACKED SECURITIES 0.4%
Bear Stearns Asset-Backed Securities Trust
1.187% due 11/25/2042	51	49
L.A. Arena Funding LLC
7.656% due 12/15/2026	42	47
Renaissance Home Equity Loan Trust
0.687% due 12/25/2033	26	25
1.065% due 08/25/2033	4	4
SLM Student Loan Trust
1.777% due 04/25/2023	654	671
Specialty Underwriting & Residential Finance Trust
0.867% due 01/25/2034	12	10

Total Asset-Backed Securities (Cost $794)		806

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (c) 0.3%
		523

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.2%
0.003% due 10/08/2015 (d)	$391	$391

Total Short-Term Instruments (Cost $914)		914

Total Investments in Securities (Cost $196,308)		196,474

	SHARES
INVESTMENTS IN AFFILIATES 10.0%

SHORT-TERM INSTRUMENTS 10.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.0%
PIMCO Short-Term Floating NAV Portfolio III	1,789,874	17,752

Total Short-Term Instruments (Cost $17,754)		17,752

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $17,754)	$17,752

Total Investments 120.3% (Cost $214,062)	$214,226

Financial Derivative Instruments (e)(f) 0.0% (Cost or Premiums, net $(271))	(106)

Other Assets and Liabilities, net (20.3%)	(36,029)

Net Assets 100.0%	$178,091

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon bond.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$523	Fannie Mae 2.200% due 10/17/2022	$(538)	$523	$523

Total Repurchase Agreements						$(538)	$523	$523

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BPG	0.300%	07/01/2015	07/08/2015	$(92,030)	$(92,088)
GSC	0.600%	06/30/2015	07/01/2015	(739)	(739)
MSC	0.270%	05/12/2015	07/13/2015	(4,466)	(4,472)
	0.300%	05/20/2015	07/20/2015	(614)	(616)
TDM	0.370%	06/09/2015	07/09/2015	(15,460)	(15,474)
	0.530%	06/22/2015	07/07/2015	(16,822)	(16,831)

Total Sale-Buyback Transactions					$(130,220)

(2)

As of June 30, 2015, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended June 30, 2015 was $30,509 at a weighted average interest rate of 0.260%.

(3)	Payable for sale-buyback transactions includes $73 of deferred price drop.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(d)	Securities with an aggregate market value of $129,691 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
SSB	$523	$0	$0	$0	$523	$(538)	$(15)

Master Securities Forward Transaction Agreement
BPG	0	0	(92,088)	0	(92,088)	91,971	(117)
GSC	0	0	(739)	0	(739)	735	(4)
MSC	0	0	(5,088)	0	(5,088)	4,905	(183)
TDM	0	0	(32,305)	0	(32,305)	32,081	(224)

Total Borrowings and Other Financing Transactions	$523	$0	$(130,220)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note September Futures	Long	09/2015	10	$(9)	$0	$0

Total Futures Contracts				$(9)	$0	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	12/16/2019	$4,600	$(35)	$(14)	$1	$0
Receive	3-Month USD-LIBOR	2.500%	12/16/2025	7,000	55	(51)	5	0

					$20	$(65)	$6	$0

Total Swap Agreements					$20	$(65)	$6	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

Cash of $684 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$6	$6	$0	$0	$0	$0

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017	$	900	$79	$57

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017		1,300	110	82

JPM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017		900	79	57

								$268	$196

Total Purchased Options								$268	$196

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$	2,400	$(22)	$(1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017	$	1,900	$(79)	$(52)

DUB	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350%	09/30/2015		1,100	(7)	(10)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	09/30/2015		1,100	(9)	(7)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017		2,900	(116)	(78)

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017		1,900	(79)	(51)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		16,000	(117)	(30)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		16,000	(110)	(79)

								$(517)	$(307)

Total Written Options								$(539)	$(308)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	0	$36,900	$(409)
Sales	180	34,200	(314)
Closing Buys	0	0	0
Expirations	(90)	(13,900)	99
Exercised	(90)	(13,900)	85

Balance at End of Period	0	$43,300	$(539)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$0	$57	$0	$57	$0	$(52)	$0	$(52)	$5	$0	$5
CBK	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
DUB	0	82	0	82	0	(95)	0	(95)	(13)	0	(13)
JPM	0	57	0	57	0	(51)	0	(51)	6	0	6
MYC	0	0	0	0	0	(109)	0	(109)	(109)	0	(109)

Total Over the Counter	$0	$196	$0	$196	$0	$(308)	$0	$(308)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$6	$6

Over the counter
Purchased Options	$0	$0	$0	$0	$196	$196

	$0	$0	$0	$0	$202	$202

Financial Derivative Instruments - Liabilities
Over the counter
Written Options	$0	$0	$0	$0	$308	$308

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$38	$38
Futures	0	0	0	0	(48)	(48)
Swap Agreements	0	0	0	0	76	76

	$0	$0	$0	$0	$66	$66

Over the counter
Written Options	$0	$0	$0	$0	$60	$60

	$0	$0	$0	$0	$126	$126

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$25	$25
Swap Agreements	0	0	0	0	(59)	(59)

	$0	$0	$0	$0	$(34)	$(34)

Over the counter
Purchased Options	$0	$0	$0	$0	$40	$40
Written Options	0	0	0	0	61	61

	$0	$0	$0	$0	$101	$101

	$0	$0	$0	$0	$67	$67

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$532	$0	$532
Industrials	0	691	0	691
U.S. Government Agencies	0	28,621	77	28,698
U.S. Treasury Obligations	0	162,018	0	162,018
Mortgage-Backed Securities	0	2,815	0	2,815
Asset-Backed Securities	0	806	0	806
Short-Term Instruments
Repurchase Agreements	0	523	0	523
U.S. Treasury Bills	0	391	0	391
	$0	$196,397	$77	$196,474

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	17,752	0	0	17,752

Total Investments	$17,752	$196,397	$77	$214,226

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$6	$0	$6
Over the counter	0	196	0	196
	$0	$202	$0	$202

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(308)	$0	$(308)

Totals	$17,752	$196,291	$77	$214,120

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from Underlying PIMCO

Funds are recorded as dividend income. Long-term capital gain distributions received from Underlying PIMCO Funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair

18	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or a line of credit, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant

SEMIANNUAL REPORT	JUNE 30, 2015	19

Notes to Financial Statements (Cont.)

events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the

NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

20	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally

SEMIANNUAL REPORT	JUNE 30, 2015	21

Notes to Financial Statements (Cont.)

valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$17	$0	$(17)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$15,612	$202,121	$(200,000)	$(7)	$26	$17,752	$21	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

SEMIANNUAL REPORT	JUNE 30, 2015	23

Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.225%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

“Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$29,279	$25,282	$0	$16

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	223	$2,744	68	$719
Administrative Class	1,023	12,870	2,413	27,037
Advisor Class	328	4,004	279	3,112
Issued as reinvestment of distributions
Institutional Class	7	90	17	193
Administrative Class	127	1,542	316	3,517
Advisor Class	12	146	27	300
Cost of shares redeemed
Institutional Class	(109)	(1,307)	(230)	(2,447)
Administrative Class	(1,351)	(16,529)	(2,795)	(31,630)
Advisor Class	(233)	(2,786)	(280)	(3,091)
Net increase (decrease) resulting from Portfolio share transactions	27	$774	(185)	$(2,290)

As of June 30, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 69% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$214,269	$5,072	$(5,115)	$(43)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	31

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	MYC	Morgan Stanley Capital Services, Inc.
BPG	BNP Paribas Securities Corp.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MSC	Morgan Stanley & Co., Inc.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
AID	Agency International Development	LIBOR	London Interbank Offered Rate

32	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	33

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT41SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Long-Term U.S. Government Portfolio

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, market risk, issuer risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain in the Underlying PIMCO Funds, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

4	PIMCO VARIABLE INSURANCE TRUST

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

SEMIANNUAL REPORT	JUNE 30, 2015	5

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	75.6%
U.S. Government Agencies	13.4%
Short-Term Instruments‡	8.7%
Mortgage-Backed Securities	1.3%
Other	1.0%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	10 Years	Class Inception (04/10/2000)
PIMCO Long-Term U.S. Government Portfolio Institutional Class	-4.69%	5.62%	6.10%	6.59%	7.85%
Barclays Long-Term Treasury Index±	-4.67%	6.33%	6.24%	6.18%	7.22%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.495% for Institutional Class shares.

± Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$953.10	$1,022.12
Expenses Paid During Period†	$2.48	$2.57
Net Annualized Expense Ratio	0.515%	0.515%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

Portfolio Insights

»

An overall underweight to U.S. duration (or sensitivity to changes in market interest rates) contributed positively to performance as U.S. Treasury yields generally increased during the reporting period.

»	The Portfolio’s underweight to the long-maturity portion of the yield curve contributed positively to performance as the yields increased during the reporting period.

»	The Portfolio’s overweight to the 10-year portion of the yield curve detracted from performance as 10-year yields increased during the reporting period.

»

An out-of-benchmark allocation to agency collateralized mortgage obligations contributed positively to performance as agency collateralized mortgage obligations posted positive returns during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Long-Term U.S. Government Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Institutional Class
Net asset value beginning of year or period	$12.05	$9.94	$12.35	$13.38	$10.99	$10.44
Net investment income (a)	0.15	0.31	0.35	0.37	0.34	0.39
Net realized/unrealized gain (loss)	(0.71)	2.07	(1.90)	0.24	2.67	0.83
Total from Investment Operations	(0.56)	2.38	(1.55)	0.61	3.01	1.22
Dividends from net investment income	(0.12)	(0.27)	(0.29)	(0.31)	(0.34)	(0.43)
Distributions from net realized capital gains	0.00	0.00	(0.57)	(1.33)	(0.28)	(0.24)
Total distributions	(0.12)	(0.27)	(0.86)	(1.64)	(0.62)	(0.67)
Net asset value end of year or period	$11.37	$12.05	$9.94	$12.35	$13.38	$10.99
Total return	(4.69)%	24.20%	(12.82)%	4.59%	28.02%	11.77%
Net assets end of year or period (000s)	$9,267	$8,356	$8,338	$8,815	$2,676	$1,961
Ratio of expenses to average net assets	0.515%*	0.495%	0.505%	0.515%	0.475%	0.475%
Ratio of expenses to average net assets excluding interest expense	0.475%*	0.475%	0.475%	0.475%	0.475%	0.475%
Ratio of net investment income to average net assets	2.59%*	2.80%	3.09%	2.75%	2.86%	3.41%
Portfolio turnover rate	12%	132%	63%	81%	556%	344%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	7

Statement of Assets and Liabilities PIMCO Long-Term U.S. Government Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$196,474
Investments in Affiliates	17,752
Financial Derivative Instruments
Exchange-traded or centrally cleared	6
Over the counter	196
Cash	3
Deposits with counterparty	684
Receivable for investments sold	92,181
Receivable for Portfolio shares sold	106
Interest receivable	1,327
Dividends receivable from Affiliates	2
Other assets	53
Total Assets	308,784

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$130,220
Financial Derivative Instruments
Over the counter	308
Payable for investments in Affiliates purchased	2
Payable for Portfolio shares redeemed	70
Accrued investment advisory fees	33
Accrued supervisory and administrative fees	37
Accrued distribution fees	3
Accrued servicing fees	19
Other liabilities	1
Total Liabilities	130,693

Net Assets	$178,091

Net Assets Consist of:
Paid in capital	177,469
Undistributed net investment income	2,855
Accumulated undistributed net realized (loss)	(2,533)
Net unrealized appreciation	300
$178,091

Net Assets:
Institutional Class	$9,267
Administrative Class	153,080
Advisor Class	15,744

Shares Issued and Outstanding:
Institutional Class	815
Administrative Class	13,467
Advisor Class	1,385

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.37
Administrative Class	11.37
Advisor Class	11.37

Cost of Investments in securities	$196,308
Cost of Investments in Affiliates	$17,754
Cost or Premiums of Financial Derivative Instruments, net	$(271)

* Includes repurchase agreements of:	$523

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Long-Term U.S. Government Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$2,887
Dividends from Investments in Affiliates	21
Total Income	2,908

Expenses:
Investment advisory fees	212
Supervisory and administrative fees	236
Servicing fees - Administrative Class	123
Distribution and/or servicing fees - Advisor Class	20
Trustee fees	1
Interest expense	40
Total Expenses	632

Net Investment Income	2,276

Net Realized Gain (Loss):
Investments in securities	(430)
Investments in Affiliates	(7)
Exchange-traded or centrally cleared financial derivative instruments	66
Over the counter financial derivative instruments	60

Net Realized (Loss)	(311)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(11,413)
Investments in Affiliates	26
Exchange-traded or centrally cleared financial derivative instruments	(34)
Over the counter financial derivative instruments	101

Net Change in Unrealized (Depreciation)	(11,320)

Net (Decrease) in Net Assets Resulting from Operations	$(9,355)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statements of Changes in Net Assets PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$2,276	$4,628
Net realized gain (loss)	(311)	2,851
Net change in unrealized appreciation (depreciation)	(11,320)	29,979

Net Increase (Decrease) in Net Assets Resulting from Operations	(9,355)	37,458

Distributions to Shareholders:
From net investment income
Institutional Class	(90)	(193)
Administrative Class	(1,542)	(3,517)
Advisor Class	(146)	(300)

Total Distributions	(1,778)	(4,010)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	774	(2,290)

Total Increase (Decrease) in Net Assets	(10,359)	31,158

Net Assets:
Beginning of period	188,450	157,292
End of period*	$178,091	$188,450

* Including undistributed net investment income of:	$2,855	$2,357

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO Long-Term U.S. Government Portfolio

(Unaudited)

(Amounts in thousands†)	Six Months Ended June 30, 2015

Cash Flows Provided by Operating Activities:

Net (decrease) in net assets resulting from operations	$(9,355)

Adjustments to Reconcile Net (Decrease) in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(29,236)
Proceeds from sales of long-term securities	25,726
(Purchases) from sales of short-term portfolio investments, net	(2,512)
(Increase) in deposits with counterparty	(565)
Decrease in receivable for investments sold	8,827
(Increase) in interest and dividends receivable	(15)
Decrease in exchange-traded or centrally cleared financial derivative instruments	20
Decrease in over the counter financial derivative instruments	189
(Decrease) in payable for investments purchased	(38)
(Decrease) in accrued investment advisory fees	(4)
(Decrease) in accrued supervisory and administrative fees	(5)
(Decrease) in accrued servicing fee	(3)
(Decrease) in other liabilities	(1)
Net Realized (Gain) Loss
Investments in securities	430
Investments in Affiliates	7
Exchange-traded or centrally cleared financial derivative instruments	(66)
Over the counter financial derivative instruments	(60)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	11,413
Investments in Affiliates	(26)
Exchange-traded or centrally cleared financial derivative instruments	34
Over the counter financial derivative instruments	(101)
Net amortization (accretion) on investments	(61)

Net Cash Provided by Operating Activities	4,598

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	19,662
Payments on shares redeemed	(22,990)
Cash dividend paid*	0
Proceeds from reverse repurchase agreements	1,174
Payments on reverse repurchase agreements	(1,174)
Proceeds from sale-buyback transactions	453,098
Payments on sale-buyback transactions	(454,366)
Proceeds from deposits from counterparty	2,790
Payments on deposits from counterparty	(2,790)

Net Cash (Used for) Financing Activities	(4,596)

Net Increase in Cash and Foreign Currency	2

Cash and Foreign Currency:
Beginning of period	1
End of period	$3

* Reinvestment of distributions	$1,778

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$24

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 110.3%

CORPORATE BONDS & NOTES 0.7%

BANKING & FINANCE 0.3%
Private Export Funding Corp.
5.000% due 12/15/2016	$500	$532

INDUSTRIALS 0.4%
Vessel Management Services, Inc.
3.432% due 08/15/2036	684	691

Total Corporate Bonds & Notes (Cost $1,184)		1,223

U.S. GOVERNMENT AGENCIES 16.1%
Fannie Mae
0.000% due 06/01/2017 - 11/15/2030 (a)	3,200	2,142
0.247% due 07/25/2037	29	27
0.637% due 08/25/2021	3	3
0.787% due 08/25/2022	1	2
1.087% due 04/25/2032	6	6
2.184% due 01/01/2033	11	12
4.250% due 05/25/2037	71	75
4.500% due 06/25/2019	90	94
5.000% due 04/25/2032 - 08/25/2033	336	377
5.500% due 12/25/2035	110	124
5.625% due 07/15/2037	400	528
6.080% due 09/01/2028	64	84
6.500% due 07/25/2031	161	185
6.625% due 11/15/2030	1,000	1,412
Federal Housing Administration
6.896% due 07/01/2020	81	77
Financing Corp.
0.000% due 09/26/2019 (a)	1,500	1,391
10.700% due 10/06/2017	650	791
Freddie Mac
0.000% due 03/15/2031 - 07/15/2032 (a)	2,800	1,528
0.586% due 01/15/2033	12	12
0.886% due 02/15/2027	4	4
1.186% due 02/15/2021	6	7
1.346% due 10/25/2044	44	45
4.000% due 06/15/2032 - 09/15/2044	3,760	3,954
5.400% due 03/17/2021	1,000	1,035
5.500% due 08/15/2030 - 02/15/2034	601	678
5.625% due 11/23/2035	600	612
6.750% due 03/15/2031	200	286
7.000% due 07/15/2023 - 12/01/2031	16	19
8.250% due 06/01/2016	350	375
Ginnie Mae
2.000% due 08/20/2030	5	5
3.500% due 01/20/2044	643	623
6.000% due 08/20/2033	1,454	1,691
Israel Government AID Bond
0.000% due 02/15/2023 - 05/15/2023 (a)	1,800	1,449
5.500% due 04/26/2024	400	488
Overseas Private Investment Corp.
4.736% due 03/15/2022	235	258
Residual Funding Corp. Strips
0.000% due 10/15/2020 - 01/15/2030 (a)	4,000	2,883

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Resolution Funding Corp.
8.125% due 10/15/2019	$1,600	$2,024
Resolution Funding Corp. Strips
0.000% due 04/15/2028 - 04/15/2029 (a)	3,200	2,122
Small Business Administration
5.240% due 08/01/2023	150	164
5.290% due 12/01/2027	208	229
Tennessee Valley Authority
4.625% due 09/15/2060	400	423
Tennessee Valley Authority Strips
0.000% due 05/01/2030 (a)	800	454

Total U.S. Government Agencies (Cost $26,748)		28,698

U.S. TREASURY OBLIGATIONS 91.0%
U.S. Treasury Bonds
2.750% due 08/15/2042	2,100	1,947
2.750% due 11/15/2042	2,200	2,038
3.000% due 11/15/2044	1,300	1,266
3.125% due 11/15/2041 (d)	5,800	5,813
3.125% due 02/15/2042 (d)	25,200	25,227
3.125% due 02/15/2043 (d)	11,150	11,114
3.375% due 05/15/2044 (d)	31,300	32,726
3.625% due 08/15/2043 (d)	6,500	7,119
3.750% due 11/15/2043 (d)	5,100	5,710
3.875% due 08/15/2040	1,300	1,479
4.375% due 11/15/2039 (d)	16,800	20,577
4.500% due 08/15/2039 (d)	4,900	6,111
4.625% due 02/15/2040	1,200	1,524
5.500% due 08/15/2028	700	929
6.000% due 02/15/2026	1,900	2,548
6.125% due 11/15/2027	1,000	1,385
6.500% due 11/15/2026	1,000	1,405
U.S. Treasury Inflation Protected Securities (b)
0.750% due 02/15/2042	942	861
0.750% due 02/15/2045	1,909	1,731
1.375% due 02/15/2044	1,320	1,398
2.000% due 01/15/2026	238	273
3.625% due 04/15/2028	293	398
U.S. Treasury Notes
2.500% due 05/15/2024 (d)	16,400	16,660
U.S. Treasury Strips
0.000% due 05/15/2031 (a)	200	125
0.000% due 05/15/2032 (a)	100	60
0.000% due 11/15/2032 (a)	3,300	1,943
0.000% due 02/15/2033 (a)	1,700	991
0.000% due 05/15/2033 (a)	700	404
0.000% due 08/15/2033 (a)	500	286
0.000% due 11/15/2033 (a)	3,000	1,699
0.000% due 05/15/2034 (a)	1,600	887
0.000% due 05/15/2040 (a)	550	246
0.000% due 08/15/2040 (a)	6,650	2,934
0.000% due 11/15/2042 (a)	5,400	2,204

Total U.S. Treasury Obligations (Cost $163,726)		162,018

MORTGAGE-BACKED SECURITIES 1.6%
Banc of America Commercial Mortgage Trust
5.634% due 07/10/2046	697	716
Bear Stearns Adjustable Rate Mortgage Trust
2.511% due 04/25/2033	85	85
2.577% due 04/25/2033	13	13
2.708% due 10/25/2035	41	41
2.724% due 01/25/2034	14	15
2.834% due 02/25/2034	22	21

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Alternative Loan Trust
0.397% due 05/25/2035	$71	$59
Countrywide Home Loan Mortgage Pass-Through Trust
0.507% due 03/25/2035	131	100
Credit Suisse First Boston Mortgage Securities Corp.
2.288% due 07/25/2033	22	22
2.531% due 11/25/2032	7	6
First Republic Mortgage Loan Trust
0.536% due 11/15/2031	82	78
HarborView Mortgage Loan Trust
0.318% due 03/19/2037	66	56
0.408% due 05/19/2035	57	48
2.725% due 07/19/2035	35	30
Impac CMB Trust
4.969% due 09/25/2034	240	241
JPMorgan Mortgage Trust
2.555% due 07/25/2035	201	205
MASTR Asset Securitization Trust
5.500% due 09/25/2033	37	39
Residential Accredit Loans, Inc. Trust
0.587% due 01/25/2033	1	1
0.587% due 03/25/2033	6	6
6.000% due 06/25/2036	91	75
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	8	9
Sequoia Mortgage Trust
0.537% due 07/20/2033	93	88
Structured Adjustable Rate Mortgage Loan Trust
0.407% due 05/25/2037	147	122
Structured Asset Mortgage Investments Trust
0.848% due 09/19/2032	81	79
1.028% due 10/19/2033	39	36
Wachovia Bank Commercial Mortgage Trust
5.572% due 10/15/2048	261	271
WaMu Mortgage Pass-Through Certificates Trust
1.158% due 08/25/2046	316	266
1.558% due 08/25/2042	3	3
2.187% due 10/25/2046	81	75
Washington Mutual Mortgage Pass-Through Certificates Trust
2.166% due 02/25/2033	2	1
2.225% due 02/25/2033	2	2
2.225% due 05/25/2033	6	6

Total Mortgage-Backed Securities (Cost $2,942)		2,815

ASSET-BACKED SECURITIES 0.4%
Bear Stearns Asset-Backed Securities Trust
1.187% due 11/25/2042	51	49
L.A. Arena Funding LLC
7.656% due 12/15/2026	42	47
Renaissance Home Equity Loan Trust
0.687% due 12/25/2033	26	25
1.065% due 08/25/2033	4	4
SLM Student Loan Trust
1.777% due 04/25/2023	654	671
Specialty Underwriting & Residential Finance Trust
0.867% due 01/25/2034	12	10

Total Asset-Backed Securities (Cost $794)		806

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (c) 0.3%
		523

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.2%
0.003% due 10/08/2015 (d)	$391	$391

Total Short-Term Instruments (Cost $914)		914

Total Investments in Securities (Cost $196,308)		196,474

	SHARES
INVESTMENTS IN AFFILIATES 10.0%

SHORT-TERM INSTRUMENTS 10.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.0%
PIMCO Short-Term Floating NAV Portfolio III	1,789,874	17,752

Total Short-Term Instruments (Cost $17,754)		17,752

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $17,754)	$17,752

Total Investments 120.3% (Cost $214,062)	$214,226

Financial Derivative Instruments (e)(f) 0.0% (Cost or Premiums, net $(271))	(106)

Other Assets and Liabilities, net (20.3%)	(36,029)

Net Assets 100.0%	$178,091

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon bond.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$523	Fannie Mae 2.200% due 10/17/2022	$(538)	$523	$523

Total Repurchase Agreements						$(538)	$523	$523

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BPG	0.300%	07/01/2015	07/08/2015	$(92,030)	$(92,088)
GSC	0.600%	06/30/2015	07/01/2015	(739)	(739)
MSC	0.270%	05/12/2015	07/13/2015	(4,466)	(4,472)
	0.300%	05/20/2015	07/20/2015	(614)	(616)
TDM	0.370%	06/09/2015	07/09/2015	(15,460)	(15,474)
	0.530%	06/22/2015	07/07/2015	(16,822)	(16,831)

Total Sale-Buyback Transactions					$(130,220)

(2)

As of June 30, 2015, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended June 30, 2015 was $30,509 at a weighted average interest rate of 0.260%.

(3)	Payable for sale-buyback transactions includes $73 of deferred price drop.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(d)	Securities with an aggregate market value of $129,691 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
SSB	$523	$0	$0	$0	$523	$(538)	$(15)

Master Securities Forward Transaction Agreement
BPG	0	0	(92,088)	0	(92,088)	91,971	(117)
GSC	0	0	(739)	0	(739)	735	(4)
MSC	0	0	(5,088)	0	(5,088)	4,905	(183)
TDM	0	0	(32,305)	0	(32,305)	32,081	(224)

Total Borrowings and Other Financing Transactions	$523	$0	$(130,220)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note September Futures	Long	09/2015	10	$(9)	$0	$0

Total Futures Contracts				$(9)	$0	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	12/16/2019	$4,600	$(35)	$(14)	$1	$0
Receive	3-Month USD-LIBOR	2.500%	12/16/2025	7,000	55	(51)	5	0

					$20	$(65)	$6	$0

Total Swap Agreements					$20	$(65)	$6	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

Cash of $684 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$6	$6	$0	$0	$0	$0

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017	$	900	$79	$57

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017		1,300	110	82

JPM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017		900	79	57

								$268	$196

Total Purchased Options								$268	$196

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$	2,400	$(22)	$(1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017	$	1,900	$(79)	$(52)

DUB	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350%	09/30/2015		1,100	(7)	(10)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	09/30/2015		1,100	(9)	(7)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017		2,900	(116)	(78)

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017		1,900	(79)	(51)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		16,000	(117)	(30)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		16,000	(110)	(79)

								$(517)	$(307)

Total Written Options								$(539)	$(308)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	0	$36,900	$(409)
Sales	180	34,200	(314)
Closing Buys	0	0	0
Expirations	(90)	(13,900)	99
Exercised	(90)	(13,900)	85

Balance at End of Period	0	$43,300	$(539)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$0	$57	$0	$57	$0	$(52)	$0	$(52)	$5	$0	$5
CBK	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
DUB	0	82	0	82	0	(95)	0	(95)	(13)	0	(13)
JPM	0	57	0	57	0	(51)	0	(51)	6	0	6
MYC	0	0	0	0	0	(109)	0	(109)	(109)	0	(109)

Total Over the Counter	$0	$196	$0	$196	$0	$(308)	$0	$(308)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$6	$6

Over the counter
Purchased Options	$0	$0	$0	$0	$196	$196

	$0	$0	$0	$0	$202	$202

Financial Derivative Instruments - Liabilities
Over the counter
Written Options	$0	$0	$0	$0	$308	$308

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$38	$38
Futures	0	0	0	0	(48)	(48)
Swap Agreements	0	0	0	0	76	76

	$0	$0	$0	$0	$66	$66

Over the counter
Written Options	$0	$0	$0	$0	$60	$60

	$0	$0	$0	$0	$126	$126

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$25	$25
Swap Agreements	0	0	0	0	(59)	(59)

	$0	$0	$0	$0	$(34)	$(34)

Over the counter
Purchased Options	$0	$0	$0	$0	$40	$40
Written Options	0	0	0	0	61	61

	$0	$0	$0	$0	$101	$101

	$0	$0	$0	$0	$67	$67

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$532	$0	$532
Industrials	0	691	0	691
U.S. Government Agencies	0	28,621	77	28,698
U.S. Treasury Obligations	0	162,018	0	162,018
Mortgage-Backed Securities	0	2,815	0	2,815
Asset-Backed Securities	0	806	0	806
Short-Term Instruments
Repurchase Agreements	0	523	0	523
U.S. Treasury Bills	0	391	0	391
	$0	$196,397	$77	$196,474

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	17,752	0	0	17,752

Total Investments	$17,752	$196,397	$77	$214,226

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$6	$0	$6
Over the counter	0	196	0	196
	$0	$202	$0	$202

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(308)	$0	$(308)

Totals	$17,752	$196,291	$77	$214,120

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from Underlying PIMCO

Funds are recorded as dividend income. Long-term capital gain distributions received from Underlying PIMCO Funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair

18	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or a line of credit, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant

SEMIANNUAL REPORT	JUNE 30, 2015	19

Notes to Financial Statements (Cont.)

events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the

NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

20	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally

SEMIANNUAL REPORT	JUNE 30, 2015	21

Notes to Financial Statements (Cont.)

valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$17	$0	$(17)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$15,612	$202,121	$(200,000)	$(7)	$26	$17,752	$21	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

SEMIANNUAL REPORT	JUNE 30, 2015	23

Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.225%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

“Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$29,279	$25,282	$0	$16

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	223	$2,744	68	$719
Administrative Class	1,023	12,870	2,413	27,037
Advisor Class	328	4,004	279	3,112
Issued as reinvestment of distributions
Institutional Class	7	90	17	193
Administrative Class	127	1,542	316	3,517
Advisor Class	12	146	27	300
Cost of shares redeemed
Institutional Class	(109)	(1,307)	(230)	(2,447)
Administrative Class	(1,351)	(16,529)	(2,795)	(31,630)
Advisor Class	(233)	(2,786)	(280)	(3,091)
Net increase (decrease) resulting from Portfolio share transactions	27	$774	(185)	$(2,290)

As of June 30, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 69% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$214,269	$5,072	$(5,115)	$(43)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	31

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	MYC	Morgan Stanley Capital Services, Inc.
BPG	BNP Paribas Securities Corp.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MSC	Morgan Stanley & Co., Inc.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
AID	Agency International Development	LIBOR	London Interbank Offered Rate

32	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	33

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT45SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Long-Term U.S. Government Portfolio

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, market risk, issuer risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain in the Underlying PIMCO Funds, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

4	PIMCO VARIABLE INSURANCE TRUST

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

SEMIANNUAL REPORT	JUNE 30, 2015	5

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	75.6%
U.S. Government Agencies	13.4%
Short-Term Instruments‡	8.7%
Mortgage-Backed Securities	1.3%
Other	1.0%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	Class Inception (09/30/2009)
PIMCO Long-Term U.S. Government Portfolio Advisor Class	-4.81%	5.36%	5.83%	6.76%
Barclays Long-Term Treasury Index±	-4.67%	6.33%	6.24%	6.68%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.745% for Advisor Class shares.

± Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$951.90	$1,020.88
Expenses Paid During Period†	$3.68	$3.81
Net Annualized Expense Ratio	0.765%	0.765%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

Portfolio Insights

»

An overall underweight to U.S. duration (or sensitivity to changes in market interest rates) contributed positively to performance as U.S. Treasury yields generally increased during the reporting period.

»	The Portfolio’s underweight to the long-maturity portion of the yield curve contributed positively to performance as the yields increased during the reporting period.

»	The Portfolio’s overweight to the 10-year portion of the yield curve detracted from performance as 10-year yields increased during the reporting period.

»

An out-of-benchmark allocation to agency collateralized mortgage obligations contributed positively to performance as agency collateralized mortgage obligations posted positive returns during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Long-Term U.S. Government Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Advisor Class
Net asset value beginning of year or period	$12.05	$9.94	$12.35	$13.38	$10.99	$10.44
Net investment income (a)	0.14	0.28	0.32	0.34	0.30	0.35
Net realized/unrealized gain (loss)	(0.71)	2.07	(1.90)	0.24	2.68	0.85
Total from Investment Operations	(0.57)	2.35	(1.58)	0.58	2.98	1.20
Dividends from net investment income	(0.11)	(0.24)	(0.26)	(0.28)	(0.31)	(0.41)
Distributions from net realized capital gains	0.00	0.00	(0.57)	(1.33)	(0.28)	(0.24)
Total distributions	(0.11)	(0.24)	(0.83)	(1.61)	(0.59)	(0.65)
Net asset value end of year or period	$11.37	$12.05	$9.94	$12.35	$13.38	$10.99
Total return	(4.81)%	23.89%	(13.04)%	4.33%	27.71%	11.50%
Net assets end of year or period (000s)	$15,744	$15,400	$12,447	$13,802	$7,690	$2,815
Ratio of expenses to average net assets	0.765%*	0.745%	0.755%	0.765%	0.725%	0.725%
Ratio of expenses to average net assets excluding interest expense	0.725%*	0.725%	0.725%	0.725%	0.725%	0.725%
Ratio of net investment income to average net assets	2.32%*	2.55%	2.84%	2.50%	2.52%	3.00%
Portfolio turnover rate	12%	132%	63%	81%	556%	344%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	7

Statement of Assets and Liabilities PIMCO Long-Term U.S. Government Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$196,474
Investments in Affiliates	17,752
Financial Derivative Instruments
Exchange-traded or centrally cleared	6
Over the counter	196
Cash	3
Deposits with counterparty	684
Receivable for investments sold	92,181
Receivable for Portfolio shares sold	106
Interest receivable	1,327
Dividends receivable from Affiliates	2
Other assets	53
Total Assets	308,784

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$130,220
Financial Derivative Instruments
Over the counter	308
Payable for investments in Affiliates purchased	2
Payable for Portfolio shares redeemed	70
Accrued investment advisory fees	33
Accrued supervisory and administrative fees	37
Accrued distribution fees	3
Accrued servicing fees	19
Other liabilities	1
Total Liabilities	130,693

Net Assets	$178,091

Net Assets Consist of:
Paid in capital	177,469
Undistributed net investment income	2,855
Accumulated undistributed net realized (loss)	(2,533)
Net unrealized appreciation	300
$178,091

Net Assets:
Institutional Class	$9,267
Administrative Class	153,080
Advisor Class	15,744

Shares Issued and Outstanding:
Institutional Class	815
Administrative Class	13,467
Advisor Class	1,385

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.37
Administrative Class	11.37
Advisor Class	11.37

Cost of Investments in securities	$196,308
Cost of Investments in Affiliates	$17,754
Cost or Premiums of Financial Derivative Instruments, net	$(271)

* Includes repurchase agreements of:	$523

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Long-Term U.S. Government Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$2,887
Dividends from Investments in Affiliates	21
Total Income	2,908

Expenses:
Investment advisory fees	212
Supervisory and administrative fees	236
Servicing fees - Administrative Class	123
Distribution and/or servicing fees - Advisor Class	20
Trustee fees	1
Interest expense	40
Total Expenses	632

Net Investment Income	2,276

Net Realized Gain (Loss):
Investments in securities	(430)
Investments in Affiliates	(7)
Exchange-traded or centrally cleared financial derivative instruments	66
Over the counter financial derivative instruments	60

Net Realized (Loss)	(311)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(11,413)
Investments in Affiliates	26
Exchange-traded or centrally cleared financial derivative instruments	(34)
Over the counter financial derivative instruments	101

Net Change in Unrealized (Depreciation)	(11,320)

Net (Decrease) in Net Assets Resulting from Operations	$(9,355)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statements of Changes in Net Assets PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$2,276	$4,628
Net realized gain (loss)	(311)	2,851
Net change in unrealized appreciation (depreciation)	(11,320)	29,979

Net Increase (Decrease) in Net Assets Resulting from Operations	(9,355)	37,458

Distributions to Shareholders:
From net investment income
Institutional Class	(90)	(193)
Administrative Class	(1,542)	(3,517)
Advisor Class	(146)	(300)

Total Distributions	(1,778)	(4,010)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	774	(2,290)

Total Increase (Decrease) in Net Assets	(10,359)	31,158

Net Assets:
Beginning of period	188,450	157,292
End of period*	$178,091	$188,450

* Including undistributed net investment income of:	$2,855	$2,357

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO Long-Term U.S. Government Portfolio

(Unaudited)

(Amounts in thousands†)	Six Months Ended June 30, 2015

Cash Flows Provided by Operating Activities:

Net (decrease) in net assets resulting from operations	$(9,355)

Adjustments to Reconcile Net (Decrease) in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(29,236)
Proceeds from sales of long-term securities	25,726
(Purchases) from sales of short-term portfolio investments, net	(2,512)
(Increase) in deposits with counterparty	(565)
Decrease in receivable for investments sold	8,827
(Increase) in interest and dividends receivable	(15)
Decrease in exchange-traded or centrally cleared financial derivative instruments	20
Decrease in over the counter financial derivative instruments	189
(Decrease) in payable for investments purchased	(38)
(Decrease) in accrued investment advisory fees	(4)
(Decrease) in accrued supervisory and administrative fees	(5)
(Decrease) in accrued servicing fee	(3)
(Decrease) in other liabilities	(1)
Net Realized (Gain) Loss
Investments in securities	430
Investments in Affiliates	7
Exchange-traded or centrally cleared financial derivative instruments	(66)
Over the counter financial derivative instruments	(60)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	11,413
Investments in Affiliates	(26)
Exchange-traded or centrally cleared financial derivative instruments	34
Over the counter financial derivative instruments	(101)
Net amortization (accretion) on investments	(61)

Net Cash Provided by Operating Activities	4,598

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	19,662
Payments on shares redeemed	(22,990)
Cash dividend paid*	0
Proceeds from reverse repurchase agreements	1,174
Payments on reverse repurchase agreements	(1,174)
Proceeds from sale-buyback transactions	453,098
Payments on sale-buyback transactions	(454,366)
Proceeds from deposits from counterparty	2,790
Payments on deposits from counterparty	(2,790)

Net Cash (Used for) Financing Activities	(4,596)

Net Increase in Cash and Foreign Currency	2

Cash and Foreign Currency:
Beginning of period	1
End of period	$3

* Reinvestment of distributions	$1,778

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$24

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 110.3%

CORPORATE BONDS & NOTES 0.7%

BANKING & FINANCE 0.3%
Private Export Funding Corp.
5.000% due 12/15/2016	$500	$532

INDUSTRIALS 0.4%
Vessel Management Services, Inc.
3.432% due 08/15/2036	684	691

Total Corporate Bonds & Notes (Cost $1,184)		1,223

U.S. GOVERNMENT AGENCIES 16.1%
Fannie Mae
0.000% due 06/01/2017 - 11/15/2030 (a)	3,200	2,142
0.247% due 07/25/2037	29	27
0.637% due 08/25/2021	3	3
0.787% due 08/25/2022	1	2
1.087% due 04/25/2032	6	6
2.184% due 01/01/2033	11	12
4.250% due 05/25/2037	71	75
4.500% due 06/25/2019	90	94
5.000% due 04/25/2032 - 08/25/2033	336	377
5.500% due 12/25/2035	110	124
5.625% due 07/15/2037	400	528
6.080% due 09/01/2028	64	84
6.500% due 07/25/2031	161	185
6.625% due 11/15/2030	1,000	1,412
Federal Housing Administration
6.896% due 07/01/2020	81	77
Financing Corp.
0.000% due 09/26/2019 (a)	1,500	1,391
10.700% due 10/06/2017	650	791
Freddie Mac
0.000% due 03/15/2031 - 07/15/2032 (a)	2,800	1,528
0.586% due 01/15/2033	12	12
0.886% due 02/15/2027	4	4
1.186% due 02/15/2021	6	7
1.346% due 10/25/2044	44	45
4.000% due 06/15/2032 - 09/15/2044	3,760	3,954
5.400% due 03/17/2021	1,000	1,035
5.500% due 08/15/2030 - 02/15/2034	601	678
5.625% due 11/23/2035	600	612
6.750% due 03/15/2031	200	286
7.000% due 07/15/2023 - 12/01/2031	16	19
8.250% due 06/01/2016	350	375
Ginnie Mae
2.000% due 08/20/2030	5	5
3.500% due 01/20/2044	643	623
6.000% due 08/20/2033	1,454	1,691
Israel Government AID Bond
0.000% due 02/15/2023 - 05/15/2023 (a)	1,800	1,449
5.500% due 04/26/2024	400	488
Overseas Private Investment Corp.
4.736% due 03/15/2022	235	258
Residual Funding Corp. Strips
0.000% due 10/15/2020 - 01/15/2030 (a)	4,000	2,883

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Resolution Funding Corp.
8.125% due 10/15/2019	$1,600	$2,024
Resolution Funding Corp. Strips
0.000% due 04/15/2028 - 04/15/2029 (a)	3,200	2,122
Small Business Administration
5.240% due 08/01/2023	150	164
5.290% due 12/01/2027	208	229
Tennessee Valley Authority
4.625% due 09/15/2060	400	423
Tennessee Valley Authority Strips
0.000% due 05/01/2030 (a)	800	454

Total U.S. Government Agencies (Cost $26,748)		28,698

U.S. TREASURY OBLIGATIONS 91.0%
U.S. Treasury Bonds
2.750% due 08/15/2042	2,100	1,947
2.750% due 11/15/2042	2,200	2,038
3.000% due 11/15/2044	1,300	1,266
3.125% due 11/15/2041 (d)	5,800	5,813
3.125% due 02/15/2042 (d)	25,200	25,227
3.125% due 02/15/2043 (d)	11,150	11,114
3.375% due 05/15/2044 (d)	31,300	32,726
3.625% due 08/15/2043 (d)	6,500	7,119
3.750% due 11/15/2043 (d)	5,100	5,710
3.875% due 08/15/2040	1,300	1,479
4.375% due 11/15/2039 (d)	16,800	20,577
4.500% due 08/15/2039 (d)	4,900	6,111
4.625% due 02/15/2040	1,200	1,524
5.500% due 08/15/2028	700	929
6.000% due 02/15/2026	1,900	2,548
6.125% due 11/15/2027	1,000	1,385
6.500% due 11/15/2026	1,000	1,405
U.S. Treasury Inflation Protected Securities (b)
0.750% due 02/15/2042	942	861
0.750% due 02/15/2045	1,909	1,731
1.375% due 02/15/2044	1,320	1,398
2.000% due 01/15/2026	238	273
3.625% due 04/15/2028	293	398
U.S. Treasury Notes
2.500% due 05/15/2024 (d)	16,400	16,660
U.S. Treasury Strips
0.000% due 05/15/2031 (a)	200	125
0.000% due 05/15/2032 (a)	100	60
0.000% due 11/15/2032 (a)	3,300	1,943
0.000% due 02/15/2033 (a)	1,700	991
0.000% due 05/15/2033 (a)	700	404
0.000% due 08/15/2033 (a)	500	286
0.000% due 11/15/2033 (a)	3,000	1,699
0.000% due 05/15/2034 (a)	1,600	887
0.000% due 05/15/2040 (a)	550	246
0.000% due 08/15/2040 (a)	6,650	2,934
0.000% due 11/15/2042 (a)	5,400	2,204

Total U.S. Treasury Obligations (Cost $163,726)		162,018

MORTGAGE-BACKED SECURITIES 1.6%
Banc of America Commercial Mortgage Trust
5.634% due 07/10/2046	697	716
Bear Stearns Adjustable Rate Mortgage Trust
2.511% due 04/25/2033	85	85
2.577% due 04/25/2033	13	13
2.708% due 10/25/2035	41	41
2.724% due 01/25/2034	14	15
2.834% due 02/25/2034	22	21

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Alternative Loan Trust
0.397% due 05/25/2035	$71	$59
Countrywide Home Loan Mortgage Pass-Through Trust
0.507% due 03/25/2035	131	100
Credit Suisse First Boston Mortgage Securities Corp.
2.288% due 07/25/2033	22	22
2.531% due 11/25/2032	7	6
First Republic Mortgage Loan Trust
0.536% due 11/15/2031	82	78
HarborView Mortgage Loan Trust
0.318% due 03/19/2037	66	56
0.408% due 05/19/2035	57	48
2.725% due 07/19/2035	35	30
Impac CMB Trust
4.969% due 09/25/2034	240	241
JPMorgan Mortgage Trust
2.555% due 07/25/2035	201	205
MASTR Asset Securitization Trust
5.500% due 09/25/2033	37	39
Residential Accredit Loans, Inc. Trust
0.587% due 01/25/2033	1	1
0.587% due 03/25/2033	6	6
6.000% due 06/25/2036	91	75
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	8	9
Sequoia Mortgage Trust
0.537% due 07/20/2033	93	88
Structured Adjustable Rate Mortgage Loan Trust
0.407% due 05/25/2037	147	122
Structured Asset Mortgage Investments Trust
0.848% due 09/19/2032	81	79
1.028% due 10/19/2033	39	36
Wachovia Bank Commercial Mortgage Trust
5.572% due 10/15/2048	261	271
WaMu Mortgage Pass-Through Certificates Trust
1.158% due 08/25/2046	316	266
1.558% due 08/25/2042	3	3
2.187% due 10/25/2046	81	75
Washington Mutual Mortgage Pass-Through Certificates Trust
2.166% due 02/25/2033	2	1
2.225% due 02/25/2033	2	2
2.225% due 05/25/2033	6	6

Total Mortgage-Backed Securities (Cost $2,942)		2,815

ASSET-BACKED SECURITIES 0.4%
Bear Stearns Asset-Backed Securities Trust
1.187% due 11/25/2042	51	49
L.A. Arena Funding LLC
7.656% due 12/15/2026	42	47
Renaissance Home Equity Loan Trust
0.687% due 12/25/2033	26	25
1.065% due 08/25/2033	4	4
SLM Student Loan Trust
1.777% due 04/25/2023	654	671
Specialty Underwriting & Residential Finance Trust
0.867% due 01/25/2034	12	10

Total Asset-Backed Securities (Cost $794)		806

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (c) 0.3%
		523

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.2%
0.003% due 10/08/2015 (d)	$391	$391

Total Short-Term Instruments (Cost $914)		914

Total Investments in Securities (Cost $196,308)		196,474

	SHARES
INVESTMENTS IN AFFILIATES 10.0%

SHORT-TERM INSTRUMENTS 10.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.0%
PIMCO Short-Term Floating NAV Portfolio III	1,789,874	17,752

Total Short-Term Instruments (Cost $17,754)		17,752

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $17,754)	$17,752

Total Investments 120.3% (Cost $214,062)	$214,226

Financial Derivative Instruments (e)(f) 0.0% (Cost or Premiums, net $(271))	(106)

Other Assets and Liabilities, net (20.3%)	(36,029)

Net Assets 100.0%	$178,091

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon bond.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$523	Fannie Mae 2.200% due 10/17/2022	$(538)	$523	$523

Total Repurchase Agreements						$(538)	$523	$523

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BPG	0.300%	07/01/2015	07/08/2015	$(92,030)	$(92,088)
GSC	0.600%	06/30/2015	07/01/2015	(739)	(739)
MSC	0.270%	05/12/2015	07/13/2015	(4,466)	(4,472)
	0.300%	05/20/2015	07/20/2015	(614)	(616)
TDM	0.370%	06/09/2015	07/09/2015	(15,460)	(15,474)
	0.530%	06/22/2015	07/07/2015	(16,822)	(16,831)

Total Sale-Buyback Transactions					$(130,220)

(2)

As of June 30, 2015, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended June 30, 2015 was $30,509 at a weighted average interest rate of 0.260%.

(3)	Payable for sale-buyback transactions includes $73 of deferred price drop.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(d)	Securities with an aggregate market value of $129,691 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
SSB	$523	$0	$0	$0	$523	$(538)	$(15)

Master Securities Forward Transaction Agreement
BPG	0	0	(92,088)	0	(92,088)	91,971	(117)
GSC	0	0	(739)	0	(739)	735	(4)
MSC	0	0	(5,088)	0	(5,088)	4,905	(183)
TDM	0	0	(32,305)	0	(32,305)	32,081	(224)

Total Borrowings and Other Financing Transactions	$523	$0	$(130,220)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note September Futures	Long	09/2015	10	$(9)	$0	$0

Total Futures Contracts				$(9)	$0	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	12/16/2019	$4,600	$(35)	$(14)	$1	$0
Receive	3-Month USD-LIBOR	2.500%	12/16/2025	7,000	55	(51)	5	0

					$20	$(65)	$6	$0

Total Swap Agreements					$20	$(65)	$6	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

Cash of $684 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$6	$6	$0	$0	$0	$0

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017	$	900	$79	$57

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017		1,300	110	82

JPM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017		900	79	57

								$268	$196

Total Purchased Options								$268	$196

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$	2,400	$(22)	$(1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017	$	1,900	$(79)	$(52)

DUB	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350%	09/30/2015		1,100	(7)	(10)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	09/30/2015		1,100	(9)	(7)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017		2,900	(116)	(78)

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017		1,900	(79)	(51)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		16,000	(117)	(30)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		16,000	(110)	(79)

								$(517)	$(307)

Total Written Options								$(539)	$(308)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	0	$36,900	$(409)
Sales	180	34,200	(314)
Closing Buys	0	0	0
Expirations	(90)	(13,900)	99
Exercised	(90)	(13,900)	85

Balance at End of Period	0	$43,300	$(539)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$0	$57	$0	$57	$0	$(52)	$0	$(52)	$5	$0	$5
CBK	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
DUB	0	82	0	82	0	(95)	0	(95)	(13)	0	(13)
JPM	0	57	0	57	0	(51)	0	(51)	6	0	6
MYC	0	0	0	0	0	(109)	0	(109)	(109)	0	(109)

Total Over the Counter	$0	$196	$0	$196	$0	$(308)	$0	$(308)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$6	$6

Over the counter
Purchased Options	$0	$0	$0	$0	$196	$196

	$0	$0	$0	$0	$202	$202

Financial Derivative Instruments - Liabilities
Over the counter
Written Options	$0	$0	$0	$0	$308	$308

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$38	$38
Futures	0	0	0	0	(48)	(48)
Swap Agreements	0	0	0	0	76	76

	$0	$0	$0	$0	$66	$66

Over the counter
Written Options	$0	$0	$0	$0	$60	$60

	$0	$0	$0	$0	$126	$126

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$25	$25
Swap Agreements	0	0	0	0	(59)	(59)

	$0	$0	$0	$0	$(34)	$(34)

Over the counter
Purchased Options	$0	$0	$0	$0	$40	$40
Written Options	0	0	0	0	61	61

	$0	$0	$0	$0	$101	$101

	$0	$0	$0	$0	$67	$67

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$532	$0	$532
Industrials	0	691	0	691
U.S. Government Agencies	0	28,621	77	28,698
U.S. Treasury Obligations	0	162,018	0	162,018
Mortgage-Backed Securities	0	2,815	0	2,815
Asset-Backed Securities	0	806	0	806
Short-Term Instruments
Repurchase Agreements	0	523	0	523
U.S. Treasury Bills	0	391	0	391
	$0	$196,397	$77	$196,474

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	17,752	0	0	17,752

Total Investments	$17,752	$196,397	$77	$214,226

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$6	$0	$6
Over the counter	0	196	0	196
	$0	$202	$0	$202

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(308)	$0	$(308)

Totals	$17,752	$196,291	$77	$214,120

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from Underlying PIMCO

Funds are recorded as dividend income. Long-term capital gain distributions received from Underlying PIMCO Funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair

18	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or a line of credit, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant

SEMIANNUAL REPORT	JUNE 30, 2015	19

Notes to Financial Statements (Cont.)

events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the

NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

20	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally

SEMIANNUAL REPORT	JUNE 30, 2015	21

Notes to Financial Statements (Cont.)

valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$17	$0	$(17)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$15,612	$202,121	$(200,000)	$(7)	$26	$17,752	$21	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

SEMIANNUAL REPORT	JUNE 30, 2015	23

Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.225%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

“Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$29,279	$25,282	$0	$16

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	223	$2,744	68	$719
Administrative Class	1,023	12,870	2,413	27,037
Advisor Class	328	4,004	279	3,112
Issued as reinvestment of distributions
Institutional Class	7	90	17	193
Administrative Class	127	1,542	316	3,517
Advisor Class	12	146	27	300
Cost of shares redeemed
Institutional Class	(109)	(1,307)	(230)	(2,447)
Administrative Class	(1,351)	(16,529)	(2,795)	(31,630)
Advisor Class	(233)	(2,786)	(280)	(3,091)
Net increase (decrease) resulting from Portfolio share transactions	27	$774	(185)	$(2,290)

As of June 30, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 69% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$214,269	$5,072	$(5,115)	$(43)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	31

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	MYC	Morgan Stanley Capital Services, Inc.
BPG	BNP Paribas Securities Corp.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MSC	Morgan Stanley & Co., Inc.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
AID	Agency International Development	LIBOR	London Interbank Offered Rate

32	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	33

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT43SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Low Duration Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO VARIABLE INSURANCE TRUST

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and

Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

SEMIANNUAL REPORT	JUNE 30, 2015	5

PIMCO Low Duration Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	41.9%
U.S. Treasury Obligations	15.2%
Asset-Backed Securities	12.1%
U.S. Government Agencies	10.6%
Mortgage-Backed Securities	7.9%
Sovereign Issues	7.3%
Short-Term Instruments‡	3.1%
Other	1.9%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	10 Years	Class Inception (02/16/1999)
PIMCO Low Duration Portfolio Administrative Class	0.72%	0.32%	2.14%	3.76%	4.08%
BofA Merrill Lynch 1-3 Year U.S. Treasury IndexSM±	0.67%	0.88%	0.82%	2.52%	3.27%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.65% for Administrative Class shares.

± BofA Merrill Lynch 1-3 Year U.S. Treasury IndexSM is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$1,007.20	$1,021.40
Expenses Paid During Period†	$3.27	$3.29
Net Annualized Expense Ratio	0.66%	0.66%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»	Exposure to investment grade credit benefited performance as these securities generally posted positive total returns during the reporting period.

»	Exposure to high yield credit benefited performance as these securities generally posted positive total returns during the reporting period.

»	Holdings of U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited performance as these securities outperformed nominal government bonds during the reporting period.

»	Exposure to U.S. dollar-denominated emerging market bonds benefited performance as these securities generally posted positive total returns during the reporting period.

»	Short exposure to the Japanese yen and the euro benefited performance as both currencies depreciated relative to the U.S. dollar during the reporting period.

»

An underweight to U.S. duration (or sensitivity to changes in market interest rates) detracted from relative performance as income and carry (or the rate of interest earned by holding the respective securities) in the Portfolio reduced over the reporting period relative to the BofA Merrill Lynch 1-3 Year U.S. Treasury Index, the Portfolio’s benchmark index.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Low Duration Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Administrative Class
Net asset value beginning of year or period	$10.58	$10.61	$10.78	$10.38	$10.44	$10.11
Net investment income (a)	0.06	0.10	0.08	0.14	0.14	0.14
Net realized/unrealized gain (loss)	0.02	(0.01)	(0.09)	0.46	(0.02)	0.39
Total from Investment Operations	0.08	0.09	(0.01)	0.60	0.12	0.53
Dividends from net investment income	(0.09)	(0.12)	(0.16)	(0.20)	(0.18)	(0.17)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	0.00	(0.03)
Total distributions	(0.09)	(0.12)	(0.16)	(0.20)	(0.18)	(0.20)
Net asset value end of year or period	$10.57	$10.58	$10.61	$10.78	$10.38	$10.44
Total return	0.72%	0.85%	(0.14)%	5.85%	1.11%	5.29%
Net assets end of year or period (000s)	$1,289,355	$1,481,605	$1,510,077	$1,527,088	$1,326,770	$1,238,086
Ratio of expenses to average net assets	0.66%*	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets excluding interest expense	0.65%*	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	1.23%*	0.90%	0.79%	1.29%	1.37%	1.33%
Portfolio turnover rate	75%	208%	316%	647%	456%	351%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	7

Statement of Assets and Liabilities PIMCO Low Duration Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$2,215,485
Investments in Affiliates	22,039
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,566
Over the counter	36,774
Cash	3
Deposits with counterparty	4,854
Foreign currency, at value	3,394
Receivable for Investments sold~	280,376
Receivable for Portfolio shares sold	1,805
Interest receivable	7,181
Dividends receivable from Affiliates	2
Total Assets	2,574,479

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$38,067
Payable for sale-buyback transactions	56,813
Payable for short sales	4,182
Financial Derivative Instruments
Exchange-traded or centrally cleared	641
Over the counter	10,476
Payable for investments purchased~	477,323
Payable for investments in Affiliates purchased	2
Deposits from counterparty	29,335
Payable for Portfolio shares redeemed	1,217
Accrued investment advisory fees	401
Accrued supervisory and administrative fees	401
Accrued distribution fees	134
Accrued servicing fees	159
Other liabilities	10
Total Liabilities	619,161

Net Assets	$1,955,318

Net Assets Consist of:
Paid in capital	$1,960,693
Undistributed net investment income	33,850
Accumulated undistributed net realized (loss)	(42,184)
Net unrealized appreciation	2,959
$1,955,318

Net Assets:
Institutional Class	$7,665
Administrative Class	1,289,355
Advisor Class	658,298

Shares Issued and Outstanding:
Institutional Class	725
Administrative Class	121,966
Advisor Class	62,272

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.57
Administrative Class	10.57
Advisor Class	10.57

Cost of Investments in securities	$2,236,592
Cost of Investments in Affiliates	$22,041
Cost of Foreign Currency Held	$3,419
Proceeds Received on Short Sales	$4,197
Cost or Premiums of Financial Derivative Instruments, net	$114

* Includes repurchase agreements of:	$2,754

~	A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Low Duration Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$19,190
Dividends from Investments in Affiliates	96
Total Income	19,286

Expenses:
Investment advisory fees	2,534
Supervisory and administrative fees	2,535
Servicing fees - Administrative Class	1,031
Distribution and/or servicing fees - Advisor Class	802
Trustee fees	14
Interest expense	77
Miscellaneous expense	3
Total Expenses	6,996

Net Investment Income	12,290

Net Realized Gain (Loss):
Investments in securities	(52,350)
Investments in Affiliates	(869)
Exchange-traded or centrally cleared financial derivative instruments	(5,827)
Over the counter financial derivative instruments	37,357
Foreign currency	1,815

Net Realized (Loss)	(19,874)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	20,921
Investments in Affiliates	950
Exchange-traded or centrally cleared financial derivative instruments	1,227
Over the counter financial derivative instruments	(718)
Foreign currency assets and liabilities	12

Net Change in Unrealized Appreciation	22,392

Net Increase in Net Assets Resulting from Operations	$14,808

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statements of Changes in Net Assets PIMCO Low Duration Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$12,290	$19,646
Net realized gain (loss)	(19,874)	20,561
Net change in unrealized appreciation	22,392	(21,423)

Net Increase in Net Assets Resulting from Operations	14,808	18,784

Distributions to Shareholders:
From net investment income
Institutional Class	(87)	(607)
Administrative Class	(10,968)	(17,615)
Advisor Class	(4,934)	(6,660)

Total Distributions	(15,989)	(24,882)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(186,164)	(37,311)

Total (Decrease) in Net Assets	(187,345)	(43,409)

Net Assets:
Beginning of period	2,142,663	2,186,072
End of period*	$1,955,318	$2,142,663

* Including undistributed net investment income of:	$33,850	$37,549

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 113.3%

BANK LOAN OBLIGATIONS 1.1%
Chrysler Group LLC
3.500% due 05/24/2017		$2,969	$2,970
H.J. Heinz Co.
3.250% due 06/05/2020		15,215	15,236
HCA, Inc.
2.937% due 03/31/2017		2,970	2,972

Total Bank Loan Obligations (Cost $21,155)			21,178

CORPORATE BONDS & NOTES 48.0%

BANKING & FINANCE 28.8%
ABN AMRO Bank NV
1.800% due 06/04/2018		4,300	4,302
AerCap Ireland Capital Ltd.
2.750% due 05/15/2017		3,800	3,786
Ally Financial, Inc.
2.750% due 01/30/2017		6,360	6,347
3.125% due 01/15/2016		2,200	2,211
3.250% due 02/13/2018		3,300	3,283
3.500% due 07/18/2016		3,400	3,459
6.250% due 12/01/2017		2,000	2,140
American Tower Corp.
2.800% due 06/01/2020		7,400	7,299
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		1,600	1,601
Banco Popolare SC
3.500% due 03/14/2019	EUR	9,700	11,114
Banco Santander Chile
3.750% due 09/22/2015		$2,900	2,912
Bank of America Corp.
1.046% due 09/15/2026		900	829
1.500% due 10/09/2015		1,800	1,804
2.650% due 04/01/2019		1,200	1,214
4.750% due 08/01/2015		4,526	4,539
5.650% due 05/01/2018		2,300	2,527
6.500% due 08/01/2016		6,500	6,858
6.875% due 11/15/2018		2,700	3,099
Bank of America N.A.
0.586% due 06/15/2017		23,900	23,731
0.745% due 11/14/2016		3,900	3,903
Bankia S.A.
0.198% due 01/25/2016	EUR	2,000	2,229
BB&T Corp.
0.990% due 01/15/2020		$5,100	5,093
BBVA Bancomer S.A.
4.500% due 03/10/2016		6,100	6,243
BBVA U.S. Senior S.A.U.
4.664% due 10/09/2015		2,500	2,524
Bear Stearns Cos. LLC
6.400% due 10/02/2017		1,100	1,211
BPCE S.A.
0.846% due 11/18/2016		500	501
0.891% due 06/23/2017		400	400
1.371% due 03/06/2017	GBP	2,300	3,630
1.625% due 02/10/2017		$2,100	2,120
Caterpillar Financial Services Corp.
2.250% due 12/01/2019		1,300	1,311
CIT Group, Inc.
4.250% due 08/15/2017		7,100	7,224
5.000% due 05/15/2017		9,700	10,027
Citigroup, Inc.
0.967% due 04/27/2018		18,200	18,157
1.237% due 07/25/2016		15,400	15,448
1.350% due 03/10/2017		2,500	2,498

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Agricole S.A.
1.252% due 06/10/2020		$11,700	$11,707
Dexia Credit Local S.A.
0.656% due 11/07/2016		4,500	4,513
Eksportfinans ASA
1.570% due 02/14/2018	JPY	500,000	3,968
2.000% due 09/15/2015		$1,100	1,101
2.375% due 05/25/2016		6,000	6,015
5.500% due 05/25/2016		5,700	5,871
5.500% due 06/26/2017		3,000	3,187
First Horizon National Corp.
5.375% due 12/15/2015		900	914
Ford Motor Credit Co. LLC
0.726% due 11/08/2016		7,500	7,485
1.186% due 06/15/2018		6,000	6,008
1.209% due 11/04/2019		5,500	5,487
1.700% due 05/09/2016		2,100	2,103
2.375% due 01/16/2018		3,475	3,508
3.000% due 06/12/2017		2,700	2,763
5.625% due 09/15/2015		1,600	1,615
5.750% due 02/01/2021		600	674
8.000% due 12/15/2016		2,600	2,834
General Motors Financial Co., Inc.
1.631% due 04/10/2018		4,600	4,638
1.835% due 01/15/2020		3,900	3,904
2.750% due 05/15/2016		5,000	5,061
3.000% due 09/25/2017		5,000	5,109
4.750% due 08/15/2017		2,000	2,112
Goldman Sachs Group, Inc.
1.374% due 11/15/2018		1,292	1,305
1.437% due 04/23/2020		20,000	20,219
1.478% due 04/30/2018		5,200	5,258
1.884% due 11/29/2023		1,700	1,731
6.000% due 06/15/2020		2,000	2,285
7.500% due 02/15/2019		600	705
Hana Bank
4.000% due 11/03/2016		1,600	1,657
Harley-Davidson Financial Services, Inc.
2.700% due 03/15/2017		400	409
HBOS PLC
0.982% due 09/30/2016		4,155	4,155
HSBC Bank PLC
0.914% due 05/15/2018		500	502
HSBC Finance Corp.
0.713% due 06/01/2016		7,000	6,990
HSBC USA, Inc.
0.887% due 11/13/2019		12,900	12,863
2.375% due 11/13/2019		3,800	3,788
Hutchison Whampoa International Ltd.
1.625% due 10/31/2017		7,000	6,985
Industrial Bank of Korea
2.375% due 07/17/2017		2,200	2,237
3.750% due 09/29/2016		3,400	3,505
International Lease Finance Corp.
2.236% due 06/15/2016		5,500	5,507
5.750% due 05/15/2016		3,535	3,628
6.250% due 05/15/2019		2,250	2,438
8.625% due 09/15/2015		10,500	10,644
Intesa Sanpaolo SpA
2.375% due 01/13/2017		5,900	5,931
3.125% due 01/15/2016		9,645	9,720
JPMorgan Chase & Co.
0.726% due 11/18/2016		5,800	5,804
0.793% due 03/01/2018		3,000	2,993
1.068% due 05/30/2017	GBP	6,300	9,775
1.232% due 01/23/2020		$4,500	4,546

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		$1,000	$1,091
Kookmin Bank
1.152% due 01/27/2017		10,000	10,054
LeasePlan Corp. NV
2.500% due 05/16/2018		300	300
3.000% due 10/23/2017		1,200	1,225
Lloyds Bank PLC
0.825% due 05/14/2018		8,000	8,017
Metropolitan Life Global Funding
1.300% due 04/10/2017		3,600	3,609
MUFG Americas Holdings Corp.
0.849% due 02/09/2018		3,500	3,507
MUFG Union Bank N.A.
0.679% due 05/05/2017		6,600	6,593
Navient Corp.
6.000% due 01/25/2017		1,000	1,042
6.250% due 01/25/2016		1,407	1,437
8.780% due 09/15/2016	MXN	49,700	3,213
Nordea Bank AB
0.643% due 04/04/2017		$4,900	4,906
Novo Banco S.A.
2.625% due 05/08/2017	EUR	3,500	3,809
5.875% due 11/09/2015		6,900	7,712
Pacific Life Global Funding
2.080% due 06/02/2018		$3,500	3,402
Pricoa Global Funding
1.350% due 08/18/2017		23,600	23,531
Prudential Covered Trust
2.997% due 09/30/2015		2,310	2,322
Qatari Diar Finance Co.
3.500% due 07/21/2015		4,300	4,302
QNB Finance Ltd.
3.125% due 11/16/2015		9,200	9,273
Rabobank Group
0.562% due 11/23/2016		3,300	3,303
Santander Bank N.A.
1.206% due 01/12/2018		6,200	6,198
Shinhan Bank
0.924% due 04/08/2017		13,600	13,594
Springleaf Finance Corp.
6.500% due 09/15/2017		4,900	5,151
Sumitomo Mitsui Banking Corp.
0.856% due 01/16/2018		12,300	12,307
Synchrony Financial
1.509% due 02/03/2020		5,600	5,631
U.S. Bank N.A.
2.282% due 04/29/2020		3,000	3,006
UBS AG
0.843% due 06/01/2017		6,500	6,486
Wachovia Corp.
0.645% due 10/15/2016		5,000	4,984
WEA Finance LLC
1.750% due 09/15/2017		1,000	1,003

			562,739

INDUSTRIALS 12.7%
Actavis Funding SCS
1.368% due 03/12/2018		1,700	1,708
1.543% due 03/12/2020		5,300	5,365
2.450% due 06/15/2019		300	299
Actavis, Inc.
1.875% due 10/01/2017		2,800	2,804
Amgen, Inc.
2.125% due 05/15/2017		3,695	3,754
2.200% due 05/22/2019		2,700	2,693
2.500% due 11/15/2016		2,400	2,445

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Anglo American Capital PLC
2.625% due 04/03/2017		$200	$201
Barrick Gold Corp.
6.950% due 04/01/2019		300	348
BAT International Finance PLC
0.796% due 06/15/2018		9,200	9,201
1.850% due 06/15/2018		1,600	1,604
Becton Dickinson and Co.
0.736% due 06/15/2016		10,500	10,507
1.800% due 12/15/2017		2,100	2,101
2.675% due 12/15/2019		900	900
Boston Scientific Corp.
2.850% due 05/15/2020		1,300	1,299
5.125% due 01/12/2017		1,500	1,580
Canadian Natural Resources Ltd.
0.657% due 03/30/2016		1,100	1,098
1.750% due 01/15/2018		1,200	1,192
Cardinal Health, Inc.
1.950% due 06/15/2018		1,000	1,002
CNPC General Capital Ltd.
1.450% due 04/16/2016		3,400	3,407
Colorado Interstate Gas Co. LLC
6.800% due 11/15/2015		400	409
ConocoPhillips Co.
1.176% due 05/15/2022		3,500	3,531
Cox Communications, Inc.
9.375% due 01/15/2019		400	488
Daimler Finance North America LLC
0.632% due 03/10/2017		11,400	11,400
0.704% due 03/02/2018		2,700	2,697
2.375% due 08/01/2018		900	912
DISH DBS Corp.
4.625% due 07/15/2017		4,700	4,853
Dominion Gas Holdings LLC
2.500% due 12/15/2019		2,300	2,325
Florida Gas Transmission Co. LLC
4.000% due 07/15/2015		1,700	1,701
Freeport-McMoRan, Inc.
2.300% due 11/14/2017		1,400	1,398
General Mills, Inc.
0.579% due 01/29/2016		8,900	8,901
Georgia-Pacific LLC
2.539% due 11/15/2019		4,400	4,397
5.400% due 11/01/2020		2,400	2,680
Gilead Sciences, Inc.
2.350% due 02/01/2020		800	803
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,300	775
4.500% due 12/06/2016	JPY	29,000	134
HJ Heinz Co.
2.000% due 07/02/2018 (a)		$2,300	2,300
Humana, Inc.
7.200% due 06/15/2018		1,200	1,381
Hyundai Capital America
1.450% due 02/06/2017		950	947
1.875% due 08/09/2016		300	302
Imperial Tobacco Finance PLC
2.050% due 02/11/2018		1,250	1,244
Kinder Morgan Energy Partners LP
2.650% due 02/01/2019		500	496
9.000% due 02/01/2019		300	360
Kinder Morgan, Inc.
3.050% due 12/01/2019		4,000	3,996
7.000% due 06/15/2017		1,500	1,632
7.250% due 06/01/2018		400	451
KLA-Tencor Corp.
2.375% due 11/01/2017		500	504

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.375% due 11/01/2019		$150	$154
Korea National Oil Corp.
4.000% due 10/27/2016		7,200	7,461
Kroger Co.
0.804% due 10/17/2016		5,600	5,604
Medtronic, Inc.
1.086% due 03/15/2020		6,300	6,370
1.375% due 04/01/2018		2,900	2,888
Merck & Co., Inc.
0.654% due 02/10/2020		5,700	5,677
Merck Sharp & Dohme Corp.
5.000% due 06/30/2019		1,400	1,559
MGM Resorts International
6.625% due 07/15/2015		2,700	2,703
6.875% due 04/01/2016		500	519
7.500% due 06/01/2016		7,700	8,047
10.000% due 11/01/2016		400	436
Mylan, Inc.
2.550% due 03/28/2019		2,100	2,082
NBCUniversal Enterprise, Inc.
0.812% due 04/15/2016		100	100
Nissan Motor Acceptance Corp.
1.000% due 03/15/2016		800	802
1.800% due 03/15/2018		200	200
1.950% due 09/12/2017		400	403
2.350% due 03/04/2019		200	202
Pearson Dollar Finance PLC
6.250% due 05/06/2018		600	663
Pioneer Natural Resources Co.
6.875% due 05/01/2018		300	337
QUALCOMM, Inc.
3.000% due 05/20/2022		4,600	4,580
Reynolds American, Inc.
2.300% due 06/12/2018		1,800	1,815
Rock-Tenn Co.
4.450% due 03/01/2019		400	425
SABMiller Holdings, Inc.
2.200% due 08/01/2018		1,300	1,315
2.450% due 01/15/2017		500	508
3.750% due 01/15/2022		200	207
SABMiller PLC
6.500% due 07/15/2018		300	339
Sinopec Group Overseas Development Ltd.
2.750% due 05/17/2017		6,000	6,108
Southern Natural Gas Co. LLC
5.900% due 04/01/2017		300	320
Southwest Airlines Co.
2.750% due 11/06/2019		6,300	6,393
Southwestern Energy Co.
3.300% due 01/23/2018		700	718
4.050% due 01/23/2020		2,800	2,878
Telefonica Emisiones S.A.U.
0.931% due 06/23/2017		13,000	12,972
5.375% due 02/02/2018	GBP	1,300	2,208
6.421% due 06/20/2016		$1,600	1,673
Thermo Fisher Scientific, Inc.
1.300% due 02/01/2017		6,600	6,591
Time Warner Cable, Inc.
5.850% due 05/01/2017		700	748
6.750% due 07/01/2018		1,800	2,007
8.750% due 02/14/2019		1,100	1,307
Time Warner, Inc.
3.150% due 07/15/2015		11,600	11,612
UnitedHealth Group, Inc.
1.400% due 12/15/2017		1,000	998
Volkswagen Group of America Finance LLC
0.716% due 11/20/2017		7,500	7,516

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.450% due 11/20/2019	$4,200	$4,215
Volkswagen International Finance NV
2.125% due 11/20/2018	1,700	1,714
Walgreens Boots Alliance, Inc.
0.726% due 05/18/2016	4,500	4,500
1.750% due 11/17/2017	1,700	1,707
Whirlpool Corp.
1.650% due 11/01/2017	1,100	1,104
Woodside Finance Ltd.
3.650% due 03/05/2025	950	913

		248,123

UTILITIES 6.5%
AES Corp.
3.283% due 06/01/2019	600	602
AT&T, Inc.
0.702% due 03/30/2017	6,800	6,779
1.212% due 06/30/2020	12,300	12,363
2.950% due 05/15/2016	900	915
3.000% due 06/30/2022	2,200	2,125
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	700	715
Consumers Energy Co.
6.700% due 09/15/2019	200	235
Dayton Power & Light Co.
1.875% due 09/15/2016	1,000	1,006
DTE Energy Co.
2.400% due 12/01/2019	3,700	3,701
Electricite de France S.A.
6.500% due 01/26/2019	100	115
Exelon Corp.
1.550% due 06/09/2017	900	901
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018	1,500	1,625
KT Corp.
1.750% due 04/22/2017	3,700	3,700
Ooredoo International Finance Ltd.
3.375% due 10/14/2016	2,300	2,359
Orange S.A.
2.750% due 09/14/2016	2,500	2,546
Petrobras Global Finance BV
1.896% due 05/20/2016	700	691
2.000% due 05/20/2016	2,000	1,981
2.643% due 03/17/2017	6,400	6,283
3.250% due 03/17/2017	1,500	1,480
3.500% due 02/06/2017	1,200	1,190
4.875% due 03/17/2020	4,400	4,195
5.750% due 01/20/2020	2,000	1,987
7.875% due 03/15/2019	2,200	2,342
Plains All American Pipeline LP
8.750% due 05/01/2019	700	855
Sinopec Group Overseas Development Ltd.
1.191% due 04/10/2019	11,000	10,990
Sprint Communications, Inc.
9.125% due 03/01/2017	14,800	16,058
Verizon Communications, Inc.
0.681% due 06/09/2017	7,000	6,987
1.816% due 09/15/2016	6,194	6,272
2.036% due 09/14/2018	15,800	16,358
2.500% due 09/15/2016	8,641	8,783
2.625% due 02/21/2020	900	898
3.650% due 09/14/2018	100	105

		127,142

Total Corporate Bonds & Notes (Cost $943,885)		938,004

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 1.0%

CALIFORNIA 0.5%
University of California Revenue Bonds, Series 2011
0.684% due 07/01/2041	$10,600	$10,606

NEW JERSEY 0.5%
New Jersey Economic Development Authority Revenue Notes, Series 2014
1.096% due 06/15/2016	9,525	9,474

TEXAS 0.0%
North Texas Higher Education Authority, Inc. Revenue Bonds, Series 2011
1.374% due 04/01/2040	359	363

Total Municipal Bonds & Notes (Cost $20,493)		20,443

U.S. GOVERNMENT AGENCIES 12.1%
Fannie Mae
0.247% due 12/25/2036 - 07/25/2037	629	595
0.537% due 09/25/2042 - 03/25/2044	438	436
0.687% due 12/25/2022	57	57
0.987% due 04/25/2023	60	62
1.000% due 01/25/2043	514	498
1.037% due 02/25/2023	3	3
1.085% due 06/17/2027	33	34
1.087% due 05/25/2022	6	6
1.346% due 07/01/2042 - 06/01/2043	342	351
1.396% due 09/01/2041	228	234
1.546% due 09/01/2040	1	1
1.955% due 11/01/2035	56	59
2.032% due 09/01/2035	397	422
2.151% due 07/01/2035	61	65
4.000% due 08/01/2045	162,000	171,046
4.350% due 12/01/2036	19	20
4.500% due 03/01/2018 - 09/01/2045	31,048	33,316
4.533% due 09/01/2034	12	13
5.000% due 05/01/2027 - 07/01/2045	384	423
5.500% due 12/01/2027 - 12/01/2028	965	1,083
5.792% due 12/25/2042	8	9
6.000% due 03/01/2017 - 01/01/2039	4,072	4,667
6.500% due 04/01/2036	119	137
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	1,643	1,683
Federal Housing Administration
7.430% due 10/01/2020	1	1
Freddie Mac
0.227% due 12/25/2036	828	826
0.447% due 08/25/2031	143	140
0.586% due 06/15/2018	11	11
1.346% due 02/25/2045	294	299
2.000% due 11/15/2026	10,838	11,008
2.271% due 09/01/2035	396	423
2.348% due 07/01/2035	136	145
5.000% due 05/01/2024 - 12/01/2041	652	722
5.500% due 12/01/2022 - 08/15/2030	1	1
6.500% due 07/25/2043	61	71

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.383% due 08/15/2044		$5,749	$6,587
Ginnie Mae
1.930% due 02/20/2041		1,136	1,144
6.000% due 09/15/2017		338	349
Small Business Administration
5.600% due 09/01/2028		489	543

Total U.S. Government Agencies (Cost $236,887)			237,490

U.S. TREASURY OBLIGATIONS 17.4%
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2018 (g)		172,776	175,394
0.125% due 04/15/2019 (g)(i)		117,195	118,614
0.625% due 07/15/2021		22,463	23,178
0.750% due 02/15/2042 (k)		1,885	1,721
1.125% due 01/15/2021		10,274	10,864
1.250% due 07/15/2020		4,122	4,409
1.375% due 02/15/2044		5,786	6,132

Total U.S. Treasury Obligations (Cost $341,514)			340,312

MORTGAGE-BACKED SECURITIES 9.0%
ACAEC Trust
0.287% due 06/15/2024	EUR	19	21
Adjustable Rate Mortgage Trust
2.758% due 09/25/2035		$1,072	948
Alba PLC
2.821% due 12/16/2042	GBP	1,353	2,137
American Home Mortgage Investment Trust
2.069% due 10/25/2034		$244	245
2.423% due 02/25/2045		160	160
Banc of America Commercial Mortgage Trust
5.617% due 07/10/2046		2,087	2,164
5.634% due 04/10/2049		59	59
5.732% due 04/10/2049		2,517	2,662
Banc of America Funding Trust
0.467% due 07/25/2037		1,165	1,017
2.933% due 01/20/2047 ^		471	401
Banc of America Mortgage Trust
2.686% due 08/25/2034		2,320	2,293
2.717% due 07/25/2034		751	761
2.782% due 05/25/2033		437	442
6.500% due 10/25/2031		6	7
BCAP LLC Trust
0.355% due 09/26/2035		519	515
Bear Stearns Adjustable Rate Mortgage Trust
2.260% due 08/25/2035		1,191	1,199
2.511% due 04/25/2033		5	5
2.515% due 03/25/2035		1,378	1,384
2.522% due 01/25/2035		195	188
2.595% due 02/25/2033		1	1
2.724% due 01/25/2034		24	24
2.738% due 01/25/2035		3,718	3,642
2.973% due 07/25/2034		321	313
Bear Stearns ALT-A Trust
0.347% due 02/25/2034		465	426
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		339	356
Bear Stearns Structured Products, Inc. Trust
2.331% due 12/26/2046		603	462
2.577% due 01/26/2036		1,085	877
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.467% due 01/25/2035		77	70
Citigroup Commercial Mortgage Trust
6.349% due 12/10/2049		826	891

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
2.633% due 08/25/2035 ^		$733	$537
2.660% due 05/25/2035		182	181
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049		15,803	16,559
5.481% due 01/15/2046		3,422	3,472
Countrywide Alternative Loan Trust
0.367% due 05/25/2047		579	493
6.000% due 10/25/2033		13	14
Countrywide Home Loan Mortgage Pass-Through Trust
2.330% due 02/20/2036		570	494
2.428% due 11/20/2034		1,324	1,277
2.429% due 11/25/2034		657	625
2.494% due 02/20/2035		1,000	990
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		3,626	3,786
5.448% due 01/15/2049		10	10
5.860% due 03/15/2039		13,327	13,628
6.000% due 06/15/2038		5,012	5,136
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032		1	1
Credit Suisse Mortgage Capital Certificates
2.569% due 09/26/2047		594	586
2.580% due 09/27/2036		5,038	5,059
DBRR Trust
0.853% due 02/25/2045		78	78
Deco Pan Europe Ltd.
0.208% due 04/27/2018	EUR	629	693
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
2.740% due 06/26/2035		$330	329
Eurosail PLC
0.147% due 12/10/2044	EUR	180	192
1.271% due 09/13/2045	GBP	1,171	1,805
1.521% due 06/13/2045		9,300	14,367
Extended Stay America Trust
2.958% due 12/05/2031		$500	502
First Horizon Alternative Mortgage Securities Trust
2.196% due 09/25/2034		1,358	1,332
First Horizon Mortgage Pass-Through Trust
2.625% due 02/25/2035		2,268	2,270
2.677% due 08/25/2035		398	363
Fosse Master Issuer PLC
2.669% due 10/18/2054	GBP	300	473
GE Commercial Mortgage Corp. Trust
5.483% due 12/10/2049		$6,949	7,352
GMAC Mortgage Corp. Loan Trust
2.739% due 11/19/2035		238	213
Granite Master Issuer PLC
0.327% due 12/20/2054		1,927	1,918
0.387% due 12/20/2054		299	298
0.830% due 12/20/2054	GBP	312	490
Granite Mortgages PLC
0.382% due 01/20/2044	EUR	44	49
0.949% due 01/20/2044	GBP	38	59
0.952% due 09/20/2044		234	366
Great Hall Mortgages PLC
0.416% due 06/18/2039		$2,299	2,166
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039		1,722	1,812
GS Mortgage Securities Trust
5.560% due 11/10/2039		2,281	2,366
GSR Mortgage Loan Trust
2.592% due 09/25/2034		167	159
2.682% due 09/25/2035		798	802
HarborView Mortgage Loan Trust
0.408% due 05/19/2035		128	107
2.669% due 07/19/2035		677	609

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hercules Eclipse PLC
0.811% due 10/25/2018	GBP	3,771	$5,819
Hilton USA Trust
1.185% due 11/05/2030		$1,971	1,971
Impac CMB Trust
1.187% due 07/25/2033		175	169
Indus Eclipse PLC
0.741% due 01/25/2020	GBP	2,320	3,605
Infinity Classico
0.181% due 02/15/2024	EUR	846	927
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047		$3,144	3,255
5.397% due 05/15/2045		531	550
5.420% due 01/15/2049		560	586
5.882% due 02/15/2051		1,300	1,384
JPMorgan Commercial Mortgage-Backed Securities Trust
5.708% due 03/18/2051		2,242	2,338
JPMorgan Mortgage Trust
5.750% due 01/25/2036 ^		31	28
Juno Eclipse Ltd.
0.169% due 11/20/2022	EUR	1,941	2,124
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		$1,419	1,476
MASTR Asset Securitization Trust
5.500% due 09/25/2033		7	7
Merrill Lynch Mortgage Investors Trust
0.437% due 11/25/2035		250	238
0.847% due 09/25/2029		1,323	1,320
1.184% due 10/25/2035		155	148
1.937% due 01/25/2029		2	2
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		2,700	2,855
Morgan Stanley Capital Trust
5.601% due 03/12/2044		1,950	1,963
Prime Mortgage Trust
0.587% due 02/25/2034		10	9
Residential Funding Mortgage Securities, Inc. Trust
2.995% due 09/25/2035 ^		1,089	873
Salomon Brothers Mortgage Securities, Inc.
7.000% due 12/25/2018		10	11
Structured Adjustable Rate Mortgage Loan Trust
1.574% due 01/25/2035		300	242
2.496% due 08/25/2034		501	499
2.629% due 08/25/2035		292	278
2.637% due 02/25/2034		342	341
Structured Asset Mortgage Investments Trust
0.467% due 02/25/2036		184	151
0.848% due 09/19/2032		4	4
Structured Asset Securities Corp. Trust
2.652% due 10/28/2035		77	75
Ulysses European Loan Conduit PLC
0.731% due 07/25/2017	GBP	2,700	4,149
Vulcan European Loan Conduit Ltd.
0.271% due 05/15/2017	EUR	337	372
Wachovia Bank Commercial Mortgage Trust
0.210% due 04/15/2047		$9,800	9,651
5.421% due 04/15/2047		126	126
5.749% due 07/15/2045		1,189	1,231
WaMu Mortgage Pass-Through Certificates Trust
0.457% due 12/25/2045		145	140
0.527% due 01/25/2045		1,005	949
0.888% due 01/25/2047		353	322
1.358% due 11/25/2042		56	53
1.558% due 06/25/2042		35	34
1.558% due 08/25/2042		133	127

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Washington Mutual Mortgage Loan Trust
1.342% due 05/25/2041		$11	$11
Wells Fargo Mortgage-Backed Securities Trust
2.614% due 03/25/2035		321	326
2.615% due 12/25/2034		370	365
2.616% due 01/25/2035		437	442
2.621% due 03/25/2036		431	430
2.717% due 09/25/2034		6,629	6,796

Total Mortgage-Backed Securities (Cost $178,862)			176,460

ASSET-BACKED SECURITIES 13.9%
ACE Securities Corp Home Equity Loan Trust
0.247% due 10/25/2036		114	64
1.087% due 12/25/2034		1,518	1,391
Ally Auto Receivables Trust
0.680% due 07/17/2017		7,943	7,942
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.687% due 09/25/2035		7,100	6,394
Amortizing Residential Collateral Trust
0.767% due 07/25/2032		13	12
Ares European CLO BV
0.338% due 08/15/2024	EUR	1,968	2,183
Asset-Backed Funding Certificates Trust
0.862% due 06/25/2035		$10,799	10,343
Asset-Backed Securities Corp. Home Equity Loan Trust
0.737% due 09/25/2034		54	54
1.836% due 03/15/2032		126	121
Atrium CDO Corp.
1.376% due 11/16/2022		3,911	3,916
Avoca CLO PLC
0.372% due 01/16/2023	EUR	637	710
Bacchus Ltd.
0.515% due 01/20/2019		$178	178
Bear Stearns Asset-Backed Securities Trust
1.187% due 10/25/2037		2,317	2,192
Cadogan Square CLO BV
0.360% due 08/12/2022	EUR	1,208	1,344
0.391% due 01/17/2023		1,633	1,803
Carlyle Global Market Strategies CLO LLC
1.505% due 04/20/2022		$5,200	5,200
Carlyle High Yield Partners Ltd.
0.500% due 04/19/2022		875	857
Cavalry CLO Ltd.
1.645% due 01/16/2024		10,200	10,189
Celf Loan Partners PLC
0.429% due 12/15/2021	EUR	1,500	1,651
CIFC Funding Ltd.
1.575% due 01/19/2023		$8,614	8,627
1.634% due 12/05/2024		4,800	4,800
Citigroup Mortgage Loan Trust, Inc.
0.667% due 09/25/2035 ^		6,200	5,888
Countrywide Asset-Backed Certificates
0.367% due 09/25/2036		2,854	2,819
0.667% due 12/25/2031		33	25
0.887% due 12/25/2033		1,705	1,634
0.987% due 03/25/2033		1,305	1,211
Countrywide Asset-Backed Certificates Trust
0.445% due 05/25/2036		19	20
Credit Suisse First Boston Mortgage Securities Corp.
0.805% due 01/25/2032		7	7
Doral CLO Ltd.
1.531% due 05/26/2023		8,100	8,101
Duane Street CLO Ltd.
0.505% due 11/14/2021		551	543

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Educational Services of America, Inc.
1.337% due 09/25/2040		$2,053	$2,074
Elm CLO Ltd.
1.674% due 01/17/2023		7,978	7,992
Equity One Mortgage Pass-Through Trust
0.747% due 11/25/2032		4	4
First Franklin Mortgage Loan Trust
0.667% due 05/25/2035		300	280
Fortress Credit Investments Ltd.
1.574% due 07/17/2023		4,900	4,894
Four Corners CLO Ltd.
0.551% due 01/26/2020		1,426	1,422
Franklin CLO Ltd.
0.546% due 06/15/2018		1,028	1,024
Fraser Sullivan CLO Ltd.
1.575% due 04/20/2023		4,800	4,800
Galaxy CLO Ltd.
1.566% due 08/20/2022		1,100	1,099
GE-WMC Mortgage Securities Trust
0.227% due 08/25/2036		16	9
Goldentree Loan Opportunities Ltd.
0.970% due 10/18/2021		975	974
GSAMP Trust
0.577% due 01/25/2036		1,067	890
Halcyon Structured Asset Management European CLO BV
0.381% due 01/25/2023	EUR	1,033	1,149
Highbridge Loan Management Ltd.
1.436% due 09/20/2022		$5,500	5,483
Hyde Park CDO BV
0.299% due 06/14/2022	EUR	71	79
Inwood Park CDO Ltd.
0.500% due 01/20/2021		$3,175	3,174
JPMorgan Mortgage Acquisition Corp.
0.367% due 02/25/2036		779	750
0.417% due 05/25/2035		8,686	8,477
Jubilee CDO BV
0.365% due 08/21/2021	EUR	470	521
0.828% due 10/15/2019		1,582	1,764
LCM LP
1.477% due 07/14/2022		$4,467	4,468
1.540% due 10/19/2022		5,100	5,098
Leopard CLO BV
0.346% due 07/24/2023	EUR	4,126	4,577
Lockwood Grove CLO Ltd.
1.622% due 01/25/2024		$5,400	5,394
Madison Park Funding Ltd.
1.536% due 06/15/2022		756	757
Massachusetts Educational Financing Authority
1.227% due 04/25/2038		624	623
Mercator CLO PLC
0.226% due 02/18/2024	EUR	1,969	2,175
Merrill Lynch Mortgage Investors Trust
0.387% due 08/25/2036		$287	286
Motor PLC
0.787% due 06/25/2022		10,000	10,008
MT Wilson CLO Ltd.
0.506% due 07/11/2020		748	747
Navient Private Education Loan Trust
1.386% due 12/15/2028		2,100	2,126
Octagon Investment Partners Ltd.
0.517% due 04/23/2020		1,418	1,414
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.467% due 12/25/2035		795	716
0.497% due 04/25/2035		3,220	3,175

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Panhandle-Plains Higher Education Authority, Inc.
1.414% due 10/01/2035		$1,431	$1,455
Panther CDO BV
0.364% due 03/20/2084	EUR	8,777	9,508
Prospero CLO BV
0.242% due 10/20/2022		629	700
Queen Street CLO BV
0.328% due 08/15/2024		3,527	3,932
RAAC Trust
0.667% due 03/25/2037		$750	727
Renaissance Home Equity Loan Trust
0.687% due 12/25/2033		3,849	3,679
Residential Asset Securities Corp. Trust
0.507% due 01/25/2036		5,438	5,310
1.070% due 01/25/2034		4,854	4,351
SLC Student Loan Trust
0.386% due 09/15/2026		4,900	4,859
0.404% due 11/15/2021		12,193	12,170
SLM Private Credit Student Loan Trust
0.466% due 03/15/2024		1,184	1,175
0.476% due 12/15/2023		718	711
SLM Private Education Loan Trust
0.936% due 10/16/2023		1,306	1,309
1.236% due 06/15/2023		1,246	1,249
1.286% due 12/15/2021		219	219
SLM Student Loan Trust
0.367% due 10/25/2024		4,895	4,864
1.777% due 04/25/2023		565	580
South Carolina Student Loan Corp.
1.033% due 03/02/2020		1,761	1,768
Specialty Underwriting & Residential Finance Trust
0.577% due 12/25/2036		4,800	3,983
SpringCastle America Funding LLC
2.700% due 05/25/2023		8,722	8,779
Stone Tower CLO Ltd.
0.504% due 04/17/2021		1,323	1,313
Structured Asset Investment Loan Trust
0.892% due 03/25/2034		681	635
1.162% due 10/25/2033		1,045	1,014
Sunrise SRL
0.488% due 08/27/2031	EUR	1,162	1,291
Symphony CLO LP
1.576% due 04/16/2022		$1,000	1,001
Symphony CLO Ltd.
1.544% due 07/23/2023		4,100	4,102
Voya CLO Ltd.
1.575% due 10/15/2022		4,800	4,799
1.615% due 10/15/2022		5,300	5,302
Wells Fargo Home Equity Asset-Backed Securities Trust
0.447% due 05/25/2036		1,100	1,035
Wood Street CLO BV
0.305% due 11/22/2021	EUR	378	419

Total Asset-Backed Securities (Cost $269,783)			270,881

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 8.4%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	2,200	$1,337
Autonomous Community of Catalonia
4.750% due 06/04/2018		2,700	3,256
Autonomous Community of Valencia
4.375% due 07/16/2015		2,000	2,244
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2016 (d)	BRL	250,300	75,210
0.000% due 04/01/2016 (d)		97,700	28,411
0.000% due 01/01/2017 (d)		33,000	8,718
Export-Import Bank of Korea
1.027% due 01/14/2017		$4,600	4,621
1.133% due 09/17/2016		700	703
1.250% due 11/20/2015		8,700	8,708
Korea Development Bank
0.901% due 01/22/2017		800	800
3.250% due 03/09/2016		6,300	6,394
3.250% due 09/20/2016		1,500	1,537
3.875% due 05/04/2017		1,200	1,249
Korea Housing Finance Corp.
3.500% due 12/15/2016		1,500	1,546
Korea Land & Housing Corp.
1.875% due 08/02/2017		500	502
Mexico Government International Bond
4.000% due 11/15/2040 (e)	MXN	3,166	217
5.000% due 06/16/2016 (e)		6,860	458
Province of Ontario
1.000% due 07/22/2016		$2,800	2,813
1.100% due 10/25/2017		13,600	13,625
Republic of Germany
2.500% due 08/15/2046	EUR	1,400	1,912

Total Sovereign Issues (Cost $177,598)			164,261

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (b)		4,000	0

Total Convertible Preferred Securities (Cost $0)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.4%

CERTIFICATES OF DEPOSIT 0.9%
Intesa Sanpaolo SpA
1.656% due 04/11/2016		$14,600	14,637
Itau Unibanco Holding S.A.
1.605% due 06/21/2016		2,200	2,204

			16,841

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 1.3%
Ford Motor Credit Co.
0.830% due 07/27/2015	$1,900	$1,899
Kinder Morgan, Inc.
1.250% due 07/16/2015	3,400	3,398
Tesco Treasury Services PLC
2.750% due 08/17/2015	19,600	19,530

		24,827

REPURCHASE AGREEMENTS (f) 0.1%
		2,754

U.S. TREASURY BILLS 0.1%
0.006% due 09/03/2015 - 10/15/2015 (c)(g)(i)(k)	2,034	2,034

Total Short-Term Instruments (Cost $46,415)		46,456

Total Investments in Securities (Cost $2,236,592)		2,215,485

	SHARES
INVESTMENTS IN AFFILIATES 1.1%

SHORT-TERM INSTRUMENTS 1.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.1%
PIMCO Short-Term Floating NAV Portfolio III	2,222,134	22,039

Total Short-Term Instruments (Cost $22,041)		22,039

Total Investments in Affiliates (Cost $22,041)		22,039

Total Investments 114.4% (Cost $2,258,633)		$2,237,524

Financial Derivative Instruments (h)(j) 1.4% (Cost or Premiums, net $114)		28,223

Other Assets and Liabilities, net (15.8%)		(310,429)

Net Assets 100.0%		$1,955,318

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon bond.
(e)	Principal amount of security is adjusted for inflation.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$2,754	Fannie Mae 2.200% due 10/17/2022	$(2,812)	$2,754	$2,754

Total Repurchase Agreements						$(2,812)	$2,754	$2,754

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.480%	06/18/2015	07/08/2015	$(4,461)	$(4,462)
BSN	0.280%	05/26/2015	07/27/2015	(6,544)	(6,546)
	0.280%	05/29/2015	07/21/2015	(12,361)	(12,364)
GRE	0.420%	06/12/2015	07/02/2015	(11,165)	(11,167)
	0.490%	06/24/2015	07/08/2015	(3,528)	(3,528)

Total Reverse Repurchase Agreements					$(38,067)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
GSC	0.370%	06/08/2015	07/08/2015	$(7,868)	$(7,874)
MSC	0.310%	05/21/2015	07/21/2015	(1,038)	(1,041)
	0.410%	06/11/2015	07/02/2015	(6,840)	(6,842)
TDM	0.250%	05/04/2015	08/04/2015	(14,634)	(14,708)
	0.300%	06/02/2015	07/31/2015	(5,193)	(5,213)
	0.310%	05/27/2015	07/08/2015	(7,586)	(7,593)
	0.330%	06/10/2015	08/10/2015	(13,480)	(13,542)

Total Sale-Buyback Transactions					$(56,813)

(2)	The average amount of borrowings outstanding during the period ended June 30, 2015 was $35,866 at a weighted average interest rate of 0.266%.
(3)	Payable for sale-buyback transactions includes $148 of deferred price drop.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	5.000%	07/01/2045	$100	$ (111)	$(111)
Fannie Mae	5.000%	08/13/2045	100	(110)	(110)
Fannie Mae	6.000%	07/01/2045	3,000	(3,422)	(3,411)
Freddie Mac	5.000%	07/01/2045	500	(554)	(550)

Total Short Sales				$ (4,197)	$(4,182)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(g)	Securities with an aggregate market value of $95,453 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$0	$(4,462)	$0	$(4,462)	$4,468	$6
BSN	0	(18,910)	0	(18,910)	18,909	(1)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
GRE	$0	$(14,695)	$0	$(14,695)	$14,753	$58
SSB	2,754	0	0	2,754	(2,812)	(58)

Master Securities Forward Transaction Agreement
GSC	0	0	(7,874)	(7,874)	7,902	28
MSC	0	0	(7,883)	(7,883)	7,902	19
TDM	0	0	(41,056)	(41,056)	40,926	(130)

Total Borrowings and Other Financing Transactions	$2,754	$(38,067)	$(56,813)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	Short	06/2018	1,707	$(552)	$21	$0
90-Day Eurodollar March Futures	Short	03/2018	967	(797)	12	0
90-Day Eurodollar September Futures	Long	09/2015	1,608	25	31	(1)
Call Options Strike @ EUR 153.500 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	77	26	30	(5)
Call Options Strike @ EUR 154.000 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	131	24	28	(5)
Call Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	154	1	6	(5)
Call Options Strike @ EUR 155.000 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	55	8	9	(1)
Euro-Bobl September Futures	Long	09/2015	348	125	327	0
Euro-Bund 10-Year Bond September Futures	Long	09/2015	435	(752)	1,092	0
Euro-Buxl 30-Year Bond September Futures	Long	09/2015	12	(163)	47	0
Euro-Schatz September Futures	Long	09/2015	580	25	45	0
U.S. Treasury 5-Year Note September Futures	Short	09/2015	859	126	86	0
U.S. Treasury 10-Year Note September Futures	Short	09/2015	397	110	13	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2016	85	(22)	0	(15)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2017	1,883	296	0	(444)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2017	57	7	0	(12)

Total Futures Contracts				$(1,513)	$1,747	$(488)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	12/16/2019	$	58,300	$(445)	$(176)	$15	$0
Receive	3-Month USD-LIBOR	2.000%	12/16/2020		251,400	87	(1,005)	75	0
Pay	3-Month USD-LIBOR	2.000%	12/16/2020		104,800	(87)	277	0	(30)
Receive	3-Month USD-LIBOR	2.750%	12/16/2045		7,600	366	(81)	20	0
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017	GBP	26,200	(226)	70	0	(64)
Receive	6-Month GBP-LIBOR	1.880%	10/05/2017		8,100	(159)	40	0	(21)
Receive	6-Month GBP-LIBOR	1.837%	10/06/2017		1,300	(24)	(24)	0	(3)
Receive	6-Month GBP-LIBOR	1.500%	03/16/2018		11,400	(3)	17	0	(35)
Pay	28-Day MXN-TIIE	3.960%	05/16/2016	MXN	1,602,700	345	345	38	0
Pay	28-Day MXN-TIIE	5.250%	06/11/2018		15,300	19	(3)	2	0
Pay	28-Day MXN-TIIE	5.500%	06/11/2018		18,800	32	0	3	0
Pay	28-Day MXN-TIIE	4.955%	06/24/2019		360,000	(26)	(26)	90	0
Pay	28-Day MXN-TIIE	5.280%	10/02/2019		370,000	167	167	103	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		354,500	(101)	(101)	100	0
Pay	28-Day MXN-TIIE	5.615%	06/02/2020		667,100	572	254	233	0
Pay	28-Day MXN-TIIE	5.575%	03/16/2022		224,800	(220)	(220)	107	0
Pay	28-Day MXN-TIIE	5.980%	08/26/2024		52,600	(69)	(7)	33	0

						$228	$(473)	$819	$(153)

Total Swap Agreements						$228	$(473)	$819	$(153)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(i)	Securities with an aggregate market value of $15,577 and cash of $4,854 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,747	$819	$2,566	$0	$(488)	$(153)	$(641)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2015	$		4,626		MXN	69,952	$0	$(177)

BPS	07/2015		BRL	9,201	$		2,994	35	0
	07/2015		JPY	6,720,546			54,390	0	(523)
	07/2015	$		2,964		BRL	9,201	0	(5)
	07/2015			2,451		JPY	302,700	22	0
	07/2015			4,298		MXN	66,654	0	(59)
	08/2015		BRL	9,201	$		2,931	6	0
	10/2015			107,100			40,171	6,836	0
	01/2017			20,000			7,269	1,816	0

BRC	07/2015		MXN	14,789			975	34	0

CBK	07/2015		AUD	2,012			1,534	0	(18)
	07/2015		BRL	86,096			27,750	58	0
	07/2015		MXN	49,695			3,240	79	0
	07/2015	$		27,174		BRL	86,096	517	0
	07/2015			42,146		EUR	37,199	0	(675)
	07/2015			1,847		MXN	28,043	0	(64)
	08/2015			5,077		INR	329,126	59	0
	09/2015		MXN	140,468	$		8,885	4	0
	04/2016		BRL	51,347			15,205	141	0

DUB	07/2015			182,770			57,790	793	(1,788)
	07/2015		MXN	75,442			4,960	162	0
	07/2015	$		58,909		BRL	182,770	0	(123)
	07/2015			2,448		MXN	37,121	0	(87)
	08/2015		ILS	106,013	$		27,432	0	(663)
	10/2015		BRL	156,700			52,620	4,981	(1,135)
	10/2015	$		52,257		BRL	173,400	1,714	0

FBF	07/2015		MXN	35,996	$		2,342	53	0
	08/2015		EUR	171,979			193,424	1,589	0
	10/2015		BRL	5,700			1,666	0	(108)
	04/2016			45,300			12,601	0	(687)

GLM	07/2015			14,407			5,946	1,312	0
	07/2015		MXN	54,246			3,558	108	0
	07/2015	$		1,806		AUD	2,367	21	0
	07/2015			4,643		BRL	14,407	0	(10)
	07/2015			2,619		CAD	3,269	0	(2)
	07/2015			2,935		JPY	362,800	30	0
	08/2015		CHF	292	$		313	0	0
	08/2015		EUR	17,877			20,017	78	0
	08/2015		JPY	1,742,700			14,145	0	(100)
	08/2015	$		1,121		GBP	714	0	0
	09/2015		MXN	23,311	$		1,501	27	0

HUS	07/2015			34,039			2,216	51	0
	07/2015	$		1,857		MXN	28,224	0	(62)
	09/2015		MXN	36,415	$		2,341	39	0

JPM	07/2015		BRL	122,967			39,633	83	0
	07/2015		CAD	4,680			3,747	0	0
	07/2015		EUR	5,806			6,491	30	(12)
	07/2015		GBP	32,595			50,044	0	(1,171)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	07/2015	$		38,384		BRL	122,967	$1,167	$0
	07/2015			3,897		EUR	3,509	35	(20)
	10/2015			4,490		BRL	14,100	0	(102)
	01/2016		BRL	111,900	$		37,752	3,976	0

MSB	07/2015			45,000			18,405	3,931	0
	07/2015	$		14,504		BRL	45,000	0	(30)
	07/2015			28,796		JPY	3,552,346	230	0
	07/2015			7,477		MXN	113,353	0	(268)
	08/2015		JPY	3,552,346	$		28,807	0	(231)
	08/2015		SAR	3,613			962	0	(1)
	08/2015	$		961		SAR	3,613	2	0
	10/2015			24,796		BRL	82,000	727	0
	01/2016		BRL	138,400	$		43,555	2,451	(670)

SCX	07/2015			24,227			7,808	16	0
	07/2015		EUR	68,082			76,289	388	0
	07/2015		MXN	126,229			8,097	69	0
	07/2015	$		7,978		BRL	24,227	0	(185)
	08/2015		INR	10,911	$		168	0	(2)
	08/2015	$		76,322		EUR	68,082	0	(388)
	09/2015			8,050		MXN	126,229	0	(69)

UAG	07/2015		EUR	1,067	$		1,201	12	0
	07/2015		JPY	2,529,200			20,538	0	(128)
	07/2015		MXN	84,374			5,509	143	0
	07/2015	$		37,355		EUR	34,247	826	0
	07/2015			51,176		GBP	32,595	39	0
	07/2015			40,823		JPY	5,031,900	293	0
	07/2015			8,665		MXN	131,463	0	(304)
	08/2015		EUR	6,421	$		7,200	39	0
	08/2015		GBP	32,595			51,165	0	(38)
	09/2015		MXN	17,090			1,095	14	0

Total Forward Foreign Currency Contracts								$35,036	$(9,905)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
GLM	Call - OTC USD versus SAR	SAR	3.756	08/05/2015	$	8,300	$18	$2

MSB	Call - OTC USD versus SAR		3.759	07/30/2015		2,700	8	0

							$26	$2

Total Purchased Options							$26	$2

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC EUR versus USD	$	1.145	07/30/2015	EUR	20,759	$(132)	$(125)
	Call - OTC USD versus INR	INR	65.100	07/15/2015	$	3,000	(18)	(2)
	Put - OTC USD versus JPY	JPY	80.000	02/18/2019		8,300	(472)	(52)

CBK	Put - OTC USD versus JPY		99.000	09/30/2015		1,300	(14)	0

DUB	Call - OTC USD versus ILS	ILS	4.000	07/27/2015		4,200	(33)	(1)

FBF	Call - OTC EUR versus USD	$	1.145	07/30/2015	EUR	741	(4)	(5)

GLM	Call - OTC USD versus ILS	ILS	3.980	08/04/2015	$	2,400	(20)	(2)
	Call - OTC USD versus INR	INR	64.500	07/14/2015		30,300	(206)	(37)
	Call - OTC USD versus INR		65.500	07/16/2015		200	(1)	0
	Call - OTC USD versus INR		65.500	07/24/2015		1,800	(12)	(1)

HUS	Call - OTC USD versus INR		65.000	07/02/2015		2,900	(16)	0

JPM	Put - OTC USD versus INR		61.500	07/15/2015		2,500	(13)	0
	Call - OTC USD versus INR		65.000	07/15/2015		2,500	(22)	(1)

SOG	Put - OTC USD versus JPY	JPY	109.000	11/19/2015		2,200	(37)	(3)

UAG	Call - OTC USD versus INR	INR	65.400	07/16/2015		2,800	(17)	(1)
	Put - OTC USD versus JPY	JPY	100.000	07/03/2015		1,900	(13)	0

							$(1,030)	$(230)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.450%	07/27/2015	$	160,000	$(324)	$(122)

Total Written Options								$(1,354)	$(352)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	0	$1,295,500	AUD	11,500	EUR	78,700	$(8,115)
Sales	1,071	926,800		0		21,500	(3,445)
Closing Buys	(394)	(1,188,500)		0		0	6,043
Expirations	(677)	(663,100)		(7,400)		(49,500)	3,390
Exercised	0	(144,400)		(4,100)		(29,200)	773

Balance at End of Period	0	$226,300	AUD	0	EUR	21,500	$(1,354)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.630%	EUR	5,200	$113	$(16)	$97	$0
	Brazil Government International Bond	1.000%	09/20/2015	0.841%	$	800	(4)	4	0	0
	China Government International Bond	1.000%	06/20/2019	0.690%		2,800	21	13	34	0
	MetLife, Inc.	1.000%	06/20/2017	0.269%		1,000	22	(7)	15	0
	Mexico Government International Bond	1.000%	09/20/2015	0.461%		800	7	(6)	1	0

BPS	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.630%	EUR	1,500	34	(6)	28	0

BRC	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.502%	$	3,700	59	9	68	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2023	1.079%		1,000	(29)	23	0	(6)
	Brazil Government International Bond	1.000%	09/20/2015	0.841%		5,100	(39)	42	3	0
	MetLife, Inc.	1.000%	03/20/2019	0.490%		2,700	20	31	51	0
	Mexico Government International Bond	1.000%	09/20/2015	0.461%		5,500	(36)	44	8	0
	Mexico Government International Bond	1.000%	03/20/2018	0.874%		4,300	(7)	23	16	0

CBK	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.630%	EUR	1,100	25	(5)	20	0
	Brazil Government International Bond	1.000%	09/20/2015	0.841%	$	1,600	(19)	20	1	0
	Brazil Government International Bond	1.000%	06/20/2016	0.976%		27,000	(52)	65	13	0
	HSBC Bank PLC	1.000%	03/20/2019	0.796%	EUR	3,600	(36)	67	31	0
	Mexico Government International Bond	1.000%	09/20/2016	0.566%	$	1,000	5	1	6	0

DUB	Berkshire Hathaway, Inc.	1.000%	06/20/2017	0.288%		7,300	172	(67)	105	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.502%		1,700	36	(5)	31	0
	China Government International Bond	1.000%	03/20/2019	0.648%		1,300	1	16	17	0
	China Government International Bond	1.000%	06/20/2019	0.690%		600	5	2	7	0
	Export-Import Bank of China	1.000%	12/20/2016	0.399%		2,300	(186)	207	21	0
	MetLife, Inc.	1.000%	06/20/2017	0.269%		3,800	85	(29)	56	0
	MetLife, Inc.	1.000%	03/20/2019	0.490%		1,700	29	3	32	0
	Mexico Government International Bond	1.000%	03/20/2016	0.461%		3,200	(18)	31	13	0
	Mexico Government International Bond	1.000%	06/20/2016	0.527%		7,900	19	20	39	0
	Mexico Government International Bond	1.000%	09/20/2016	0.566%		700	3	1	4	0

FBF	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.630%	EUR	200	4	0	4	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.585%	$	3,400	69	(10)	59	0
	Wendel S.A.	5.000%	12/20/2019	1.078%	EUR	300	74	(16)	58	0

GST	MetLife, Inc.	1.000%	06/20/2016	0.141%	$	3,800	65	(32)	33	0
	Mexico Government International Bond	1.000%	09/20/2016	0.566%		1,900	9	2	11	0
	Wendel S.A.	5.000%	12/20/2019	1.078%	EUR	1,000	251	(58)	193	0

HUS	Brazil Government International Bond	1.000%	09/20/2015	0.841%	$	1,000	(10)	11	1	0
	Brazil Government International Bond	1.000%	03/20/2016	0.841%		1,200	(6)	8	2	0
	Mexico Government International Bond	1.000%	09/20/2015	0.461%		1,700	13	(10)	3	0
	Mexico Government International Bond	1.000%	09/20/2016	0.566%		700	4	0	4	0

JPM	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.630%	EUR	3,800	85	(14)	71	0
	Brazil Government International Bond	1.000%	09/20/2015	0.841%	$	400	(4)	4	0	0
	China Government International Bond	1.000%	06/20/2019	0.690%		3,000	15	22	37	0
	Mexico Government International Bond	1.000%	09/20/2016	0.566%		800	4	0	4	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.585%		5,000	102	(15)	87	0
	PSEG Power LLC	1.000%	12/20/2018	0.656%		1,700	11	9	20	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.630%	EUR	3,400	$78	$(15)	$63	$0
	BP Capital Markets America, Inc.	1.000%	03/20/2020	0.666%		2,800	47	2	49	0
	Brazil Government International Bond	1.000%	09/20/2015	0.841%	$	400	(2)	2	0	0
	Wendel S.A.	5.000%	12/20/2019	1.078%	EUR	1,600	397	(89)	308	0

UAG	Brazil Government International Bond	1.000%	09/20/2015	0.841%	$	500	(5)	5	0	0

							$1,431	$287	$1,724	$(6)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	$4,629	$ (23)	$21	$0	$(2)

GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	193	0	2	2	0

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	386	0	5	5	0

					$ (23)	$28	$7	$(2)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	1-Year BRL-CDI	11.470%	01/02/2017	BRL	8,300	$(2)	$(50)	$0	$(52)

GLM	Pay	1-Year BRL-CDI	11.470%	01/02/2017		25,600	36	(195)	0	(159)
	Pay	1-Year BRL-CDI	13.000%	01/02/2018		1,100	0	0	0	0

HUS	Pay	28-Day MXN-TIIE	5.500%	06/11/2018	MXN	2,700	0	5	5	0

							$34	$(240)	$5	$(211)

Total Swap Agreements							$1,442	$75	$1,736	$(219)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(k)	Securities with an aggregate market value of $377 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$0	$0	$147	$147	$(177)	$(179)	$0	$(356)	$(209)	$0	$(209)
BPS	8,715	0	28	8,743	(587)	0	0	(587)	8,156	(8,870)	(714)
BRC	34	0	146	180	0	0	(6)	(6)	174	(230)	(56)
CBK	858	0	71	929	(757)	(122)	0	(879)	50	296	346
DUB	7,650	0	325	7,975	(3,796)	(1)	(52)	(3,849)	4,126	(6,460)	(2,334)
FBF	1,642	0	121	1,763	(795)	(5)	(2)	(802)	961	(849)	112
GLM	1,576	2	0	1,578	(112)	(40)	(159)	(311)	1,267	(1,090)	177
GST	0	0	239	239	0	0	0	0	239	(270)	(31)
HUS	90	0	15	105	(62)	0	0	(62)	43	0	43

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
JPM	$5,291	$0	$224	$5,515	$(1,305)	$(1)	$0	$(1,306)	$4,209	$(4,036)	$173
MSB	7,341	0	0	7,341	(1,200)	0	0	(1,200)	6,141	(6,480)	(339)
MYC	0	0	420	420	0	0	0	0	420	(280)	140
SCX	473	0	0	473	(644)	0	0	(644)	(171)	81	(90)
SOG	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
UAG	1,366	0	0	1,366	(470)	(1)	0	(471)	895	(770)	125

Total Over the Counter	$35,036	$2	$1,736	$36,774	$(9,905)	$(352)	$(219)	$(10,476)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,747	$1,747
Swap Agreements	0	0	0	0	819	819

	$0	$0	$0	$0	$2,566	$2,566

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$35,036	$0	$35,036
Purchased Options	0	0	0	2	0	2
Swap Agreements	0	1,731	0	0	5	1,736

	$0	$1,731	$0	$35,038	$5	$36,774

	$0	$1,731	$0	$35,038	$2,571	$39,340

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$488	$488
Swap Agreements	0	0	0	0	153	153

	$0	$0	$0	$0	$641	$641

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,905	$0	$9,905
Written Options	0	0	0	230	122	352
Swap Agreements	0	8	0	0	211	219

	$0	$8	$0	$10,135	$333	$10,476

	$0	$8	$0	$10,135	$974	$11,117

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$333	$333
Futures	0	0	0	0	(4,977)	(4,977)
Swap Agreements	0	48	0	0	(1,231)	(1,183)

	$0	$48	$0	$0	$(5,875)	$(5,827)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$36,370	$0	$36,370
Purchased Options	0	0	0	21	(372)	(351)
Written Options	0	108	0	(358)	3,430	3,180
Swap Agreements	0	(1,605)	0	0	(237)	(1,842)

	$0	$(1,497)	$0	$36,033	$2,821	$37,357

	$0	$(1,449)	$0	$36,033	$(3,054)	$31,530

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$693	$693
Swap Agreements	0	42	0	0	492	534

	$0	$42	$0	$0	$1,185	$1,227

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,691)	$0	$(4,691)
Purchased Options	0	0	0	(24)	661	637
Written Options	0	(106)	0	(323)	(372)	(801)
Swap Agreements	0	2,969	0	0	1,168	4,137

	$0	$2,863	$0	$(5,038)	$1,457	$(718)

	$0	$2,905	$0	$(5,038)	$2,642	$509

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$21,178	$0	$21,178
Corporate Bonds & Notes
Banking & Finance	0	562,739	0	562,739
Industrials	0	248,123	0	248,123
Utilities	0	127,142	0	127,142
Municipal Bonds & Notes
California	0	10,606	0	10,606
New Jersey	0	9,474	0	9,474
Texas	0	363	0	363
U.S. Government Agencies	0	237,489	1	237,490
U.S. Treasury Obligations	0	340,312	0	340,312
Mortgage-Backed Securities	0	175,998	462	176,460
Asset-Backed Securities	0	270,881	0	270,881
Sovereign Issues	0	164,261	0	164,261
Short-Term Instruments
Certificates of Deposit	0	16,841	0	16,841
Commercial Paper	0	24,827	0	24,827
Repurchase Agreements	0	2,754	0	2,754
U.S. Treasury Bills	0	2,034	0	2,034
	$0	$2,215,022	$463	$2,215,485

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Affiliates, at Value
Short Term Instruments
Central Funds Used for Cash Management Purposes	$22,039	$0	$0	$22,039

Total Investments	$22,039	$2,215,022	$463	$2,237,524

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(4,182)	$0	$(4,182)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,747	819	0	2,566
Over the counter	0	36,774	0	36,774
	$1,747	$37,593	$0	$39,340

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(488)	(153)	0	(641)
Over the counter	0	(10,476)	0	(10,476)
	$(488)	$(10,629)	$0	$(11,117)

Totals	$23,298	$2,237,804	$463	$2,261,565

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	23

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on,

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing

Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans, assignments of all or a portion of loans from third parties, or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2015, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional

(i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Fund is money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Fund for the period ended June 30, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV III Portfolio

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$186,362	$558,996	$(723,400)	$(869)	$950	$22,039	$96	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the

Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the

Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The

Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit,

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the trade agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the

Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the

Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries, administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plans for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer

SEMIANNUAL REPORT	JUNE 30, 2015	37

Notes to Financial Statements (Cont.)

who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$93,159	$48,898

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,368,883	$1,077,159	$553,198	$342,873

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	51	$535	115	$1,217
Administrative Class	7,439	79,009	34,121	363,560
Advisor Class	6,695	71,061	13,683	145,639
Issued as reinvestment of distributions
Institutional Class	8	87	57	607
Administrative Class	1,034	10,968	1,654	17,615
Advisor Class	465	4,934	626	6,660
Cost of shares redeemed
Institutional Class	(618)	(6,577)	(4,411)	(46,929)
Administrative Class	(26,497)	(281,721)	(38,068)	(405,306)
Advisor Class	(6,064)	(64,460)	(11,304)	(120,374)
Net increase (decrease) resulting from Portfolio share transactions	(17,487)	$(186,164)	(3,527)	$(37,311)

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

As of June 30, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 46% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$2,260,134	$12,308	$(34,918)	$(22,610)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	39

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BOS	Banc of America Securities LLC	GRE	RBS Securities, Inc.	SCX	Standard Chartered Bank
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	SOG	Societe Generale
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
BSN	Bank of Nova Scotia	HUS	HSBC Bank USA N.A.	TDM	TD Securities (USA) LLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	JPY	Japanese Yen
BRL	Brazilian Real	GBP	British Pound	MXN	Mexican Peso
CAD	Canadian Dollar	ILS	Israeli Shekel	SAR	Saudi Riyal
CHF	Commercial Mortgage-Backed Index	INR	Indian Rupee	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.IG	Credit Derivatives Index - High Yield	CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
ALT	Alternate Loan Trust	FDIC	Federal Deposit Insurance Corp.	REMIC	Real Estate Mortgage Investment Conduit
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio

40	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	41

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT47SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Low Duration Portfolio

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO VARIABLE INSURANCE TRUST

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and

Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

SEMIANNUAL REPORT	JUNE 30, 2015	5

PIMCO Low Duration Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	41.9%
U.S. Treasury Obligations	15.2%
Asset-Backed Securities	12.1%
U.S. Government Agencies	10.6%
Mortgage-Backed Securities	7.9%
Sovereign Issues	7.3%
Short-Term Instruments‡	3.1%
Other	1.9%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	10 Years	Class Inception (04/10/2000)
PIMCO Low Duration Portfolio Institutional Class	0.79%	0.47%	2.30%	3.91%	4.28%
The BofA Merrill Lynch 1-3 Year U.S. Treasury IndexSM±	0.67%	0.88%	0.82%	2.52%	3.21%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.50% for Institutional Class shares.

± The BofA Merrill Lynch 1-3 Year U.S. Treasury IndexSM is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$1,007.90	$1,022.14
Expenses Paid During Period†	$2.53	$2.54
Net Annualized Expense Ratio	0.51%	0.51%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»	Exposure to investment grade credit benefited performance as these securities generally posted positive total returns during the reporting period.

»	Exposure to high yield credit benefited performance as these securities generally posted positive total returns during the reporting period.

»	Holdings of U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited performance as these securities outperformed nominal government bonds during the reporting period.

»	Exposure to U.S. dollar-denominated emerging market bonds benefited performance as these securities generally posted positive total returns during the reporting period.

»	Short exposure to the Japanese yen and the euro benefited performance as both currencies depreciated relative to the U.S. dollar during the reporting period.

»

An underweight to U.S. duration (or sensitivity to changes in market interest rates) detracted from relative performance as income and carry (or the rate of interest earned by holding the respective securities) in the Portfolio reduced over the reporting period relative to the BofA Merrill Lynch 1-3 Year U.S. Treasury Index, the Portfolio’s benchmark index.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Low Duration Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Institutional Class
Net asset value beginning of year or period	$10.58	$10.61	$10.78	$10.38	$10.44	$10.11
Net investment income (a)	0.07	0.10	0.10	0.15	0.16	0.15
Net realized/unrealized gain (loss)	0.01	0.01	(0.10)	0.47	(0.03)	0.39
Total from Investment Operations	0.08	0.11	0.00	0.62	0.13	0.54
Dividends from net investment income	(0.09)	(0.14)	(0.17)	(0.22)	(0.19)	(0.18)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	0.00	(0.03)
Total distributions	(0.09)	(0.14)	(0.17)	(0.22)	(0.19)	(0.21)
Net asset value end of year or period	$10.57	$10.58	$10.61	$10.78	$10.38	$10.44
Total return	0.79%	1.00%	0.01%	6.01%	1.26%	5.45%
Net assets end of year or period (000s)	$7,665	$13,590	$58,621	$54,192	$63,047	$55,336
Ratio of expenses to average net assets	0.51%*	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets excluding interest expense	0.50%*	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.25%*	0.96%	0.95%	1.45%	1.52%	1.47%
Portfolio turnover rate	75%	208%	316%	647%	456%	351%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	7

Statement of Assets and Liabilities PIMCO Low Duration Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$2,215,485
Investments in Affiliates	22,039
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,566
Over the counter	36,774
Cash	3
Deposits with counterparty	4,854
Foreign currency, at value	3,394
Receivable for Investments sold~	280,376
Receivable for Portfolio shares sold	1,805
Interest receivable	7,181
Dividends receivable from Affiliates	2
Total Assets	2,574,479

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$38,067
Payable for sale-buyback transactions	56,813
Payable for short sales	4,182
Financial Derivative Instruments
Exchange-traded or centrally cleared	641
Over the counter	10,476
Payable for investments purchased~	477,323
Payable for investments in Affiliates purchased	2
Deposits from counterparty	29,335
Payable for Portfolio shares redeemed	1,217
Accrued investment advisory fees	401
Accrued supervisory and administrative fees	401
Accrued distribution fees	134
Accrued servicing fees	159
Other liabilities	10
Total Liabilities	619,161

Net Assets	$1,955,318

Net Assets Consist of:
Paid in capital	$1,960,693
Undistributed net investment income	33,850
Accumulated undistributed net realized (loss)	(42,184)
Net unrealized appreciation	2,959
$1,955,318

Net Assets:
Institutional Class	$7,665
Administrative Class	1,289,355
Advisor Class	658,298

Shares Issued and Outstanding:
Institutional Class	725
Administrative Class	121,966
Advisor Class	62,272

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.57
Administrative Class	10.57
Advisor Class	10.57

Cost of Investments in securities	$2,236,592
Cost of Investments in Affiliates	$22,041
Cost of Foreign Currency Held	$3,419
Proceeds Received on Short Sales	$4,197
Cost or Premiums of Financial Derivative Instruments, net	$114

* Includes repurchase agreements of:	$2,754

~	A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Low Duration Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$19,190
Dividends from Investments in Affiliates	96
Total Income	19,286

Expenses:
Investment advisory fees	2,534
Supervisory and administrative fees	2,535
Servicing fees - Administrative Class	1,031
Distribution and/or servicing fees - Advisor Class	802
Trustee fees	14
Interest expense	77
Miscellaneous expense	3
Total Expenses	6,996

Net Investment Income	12,290

Net Realized Gain (Loss):
Investments in securities	(52,350)
Investments in Affiliates	(869)
Exchange-traded or centrally cleared financial derivative instruments	(5,827)
Over the counter financial derivative instruments	37,357
Foreign currency	1,815

Net Realized (Loss)	(19,874)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	20,921
Investments in Affiliates	950
Exchange-traded or centrally cleared financial derivative instruments	1,227
Over the counter financial derivative instruments	(718)
Foreign currency assets and liabilities	12

Net Change in Unrealized Appreciation	22,392

Net Increase in Net Assets Resulting from Operations	$14,808

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statements of Changes in Net Assets PIMCO Low Duration Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$12,290	$19,646
Net realized gain (loss)	(19,874)	20,561
Net change in unrealized appreciation	22,392	(21,423)

Net Increase in Net Assets Resulting from Operations	14,808	18,784

Distributions to Shareholders:
From net investment income
Institutional Class	(87)	(607)
Administrative Class	(10,968)	(17,615)
Advisor Class	(4,934)	(6,660)

Total Distributions	(15,989)	(24,882)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(186,164)	(37,311)

Total (Decrease) in Net Assets	(187,345)	(43,409)

Net Assets:
Beginning of period	2,142,663	2,186,072
End of period*	$1,955,318	$2,142,663

* Including undistributed net investment income of:	$33,850	$37,549

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 113.3%

BANK LOAN OBLIGATIONS 1.1%
Chrysler Group LLC
3.500% due 05/24/2017		$2,969	$2,970
H.J. Heinz Co.
3.250% due 06/05/2020		15,215	15,236
HCA, Inc.
2.937% due 03/31/2017		2,970	2,972

Total Bank Loan Obligations (Cost $21,155)			21,178

CORPORATE BONDS & NOTES 48.0%

BANKING & FINANCE 28.8%
ABN AMRO Bank NV
1.800% due 06/04/2018		4,300	4,302
AerCap Ireland Capital Ltd.
2.750% due 05/15/2017		3,800	3,786
Ally Financial, Inc.
2.750% due 01/30/2017		6,360	6,347
3.125% due 01/15/2016		2,200	2,211
3.250% due 02/13/2018		3,300	3,283
3.500% due 07/18/2016		3,400	3,459
6.250% due 12/01/2017		2,000	2,140
American Tower Corp.
2.800% due 06/01/2020		7,400	7,299
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		1,600	1,601
Banco Popolare SC
3.500% due 03/14/2019	EUR	9,700	11,114
Banco Santander Chile
3.750% due 09/22/2015		$2,900	2,912
Bank of America Corp.
1.046% due 09/15/2026		900	829
1.500% due 10/09/2015		1,800	1,804
2.650% due 04/01/2019		1,200	1,214
4.750% due 08/01/2015		4,526	4,539
5.650% due 05/01/2018		2,300	2,527
6.500% due 08/01/2016		6,500	6,858
6.875% due 11/15/2018		2,700	3,099
Bank of America N.A.
0.586% due 06/15/2017		23,900	23,731
0.745% due 11/14/2016		3,900	3,903
Bankia S.A.
0.198% due 01/25/2016	EUR	2,000	2,229
BB&T Corp.
0.990% due 01/15/2020		$5,100	5,093
BBVA Bancomer S.A.
4.500% due 03/10/2016		6,100	6,243
BBVA U.S. Senior S.A.U.
4.664% due 10/09/2015		2,500	2,524
Bear Stearns Cos. LLC
6.400% due 10/02/2017		1,100	1,211
BPCE S.A.
0.846% due 11/18/2016		500	501
0.891% due 06/23/2017		400	400
1.371% due 03/06/2017	GBP	2,300	3,630
1.625% due 02/10/2017		$2,100	2,120
Caterpillar Financial Services Corp.
2.250% due 12/01/2019		1,300	1,311
CIT Group, Inc.
4.250% due 08/15/2017		7,100	7,224
5.000% due 05/15/2017		9,700	10,027
Citigroup, Inc.
0.967% due 04/27/2018		18,200	18,157
1.237% due 07/25/2016		15,400	15,448
1.350% due 03/10/2017		2,500	2,498

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Agricole S.A.
1.252% due 06/10/2020		$11,700	$11,707
Dexia Credit Local S.A.
0.656% due 11/07/2016		4,500	4,513
Eksportfinans ASA
1.570% due 02/14/2018	JPY	500,000	3,968
2.000% due 09/15/2015		$1,100	1,101
2.375% due 05/25/2016		6,000	6,015
5.500% due 05/25/2016		5,700	5,871
5.500% due 06/26/2017		3,000	3,187
First Horizon National Corp.
5.375% due 12/15/2015		900	914
Ford Motor Credit Co. LLC
0.726% due 11/08/2016		7,500	7,485
1.186% due 06/15/2018		6,000	6,008
1.209% due 11/04/2019		5,500	5,487
1.700% due 05/09/2016		2,100	2,103
2.375% due 01/16/2018		3,475	3,508
3.000% due 06/12/2017		2,700	2,763
5.625% due 09/15/2015		1,600	1,615
5.750% due 02/01/2021		600	674
8.000% due 12/15/2016		2,600	2,834
General Motors Financial Co., Inc.
1.631% due 04/10/2018		4,600	4,638
1.835% due 01/15/2020		3,900	3,904
2.750% due 05/15/2016		5,000	5,061
3.000% due 09/25/2017		5,000	5,109
4.750% due 08/15/2017		2,000	2,112
Goldman Sachs Group, Inc.
1.374% due 11/15/2018		1,292	1,305
1.437% due 04/23/2020		20,000	20,219
1.478% due 04/30/2018		5,200	5,258
1.884% due 11/29/2023		1,700	1,731
6.000% due 06/15/2020		2,000	2,285
7.500% due 02/15/2019		600	705
Hana Bank
4.000% due 11/03/2016		1,600	1,657
Harley-Davidson Financial Services, Inc.
2.700% due 03/15/2017		400	409
HBOS PLC
0.982% due 09/30/2016		4,155	4,155
HSBC Bank PLC
0.914% due 05/15/2018		500	502
HSBC Finance Corp.
0.713% due 06/01/2016		7,000	6,990
HSBC USA, Inc.
0.887% due 11/13/2019		12,900	12,863
2.375% due 11/13/2019		3,800	3,788
Hutchison Whampoa International Ltd.
1.625% due 10/31/2017		7,000	6,985
Industrial Bank of Korea
2.375% due 07/17/2017		2,200	2,237
3.750% due 09/29/2016		3,400	3,505
International Lease Finance Corp.
2.236% due 06/15/2016		5,500	5,507
5.750% due 05/15/2016		3,535	3,628
6.250% due 05/15/2019		2,250	2,438
8.625% due 09/15/2015		10,500	10,644
Intesa Sanpaolo SpA
2.375% due 01/13/2017		5,900	5,931
3.125% due 01/15/2016		9,645	9,720
JPMorgan Chase & Co.
0.726% due 11/18/2016		5,800	5,804
0.793% due 03/01/2018		3,000	2,993
1.068% due 05/30/2017	GBP	6,300	9,775
1.232% due 01/23/2020		$4,500	4,546

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		$1,000	$1,091
Kookmin Bank
1.152% due 01/27/2017		10,000	10,054
LeasePlan Corp. NV
2.500% due 05/16/2018		300	300
3.000% due 10/23/2017		1,200	1,225
Lloyds Bank PLC
0.825% due 05/14/2018		8,000	8,017
Metropolitan Life Global Funding
1.300% due 04/10/2017		3,600	3,609
MUFG Americas Holdings Corp.
0.849% due 02/09/2018		3,500	3,507
MUFG Union Bank N.A.
0.679% due 05/05/2017		6,600	6,593
Navient Corp.
6.000% due 01/25/2017		1,000	1,042
6.250% due 01/25/2016		1,407	1,437
8.780% due 09/15/2016	MXN	49,700	3,213
Nordea Bank AB
0.643% due 04/04/2017		$4,900	4,906
Novo Banco S.A.
2.625% due 05/08/2017	EUR	3,500	3,809
5.875% due 11/09/2015		6,900	7,712
Pacific Life Global Funding
2.080% due 06/02/2018		$3,500	3,402
Pricoa Global Funding
1.350% due 08/18/2017		23,600	23,531
Prudential Covered Trust
2.997% due 09/30/2015		2,310	2,322
Qatari Diar Finance Co.
3.500% due 07/21/2015		4,300	4,302
QNB Finance Ltd.
3.125% due 11/16/2015		9,200	9,273
Rabobank Group
0.562% due 11/23/2016		3,300	3,303
Santander Bank N.A.
1.206% due 01/12/2018		6,200	6,198
Shinhan Bank
0.924% due 04/08/2017		13,600	13,594
Springleaf Finance Corp.
6.500% due 09/15/2017		4,900	5,151
Sumitomo Mitsui Banking Corp.
0.856% due 01/16/2018		12,300	12,307
Synchrony Financial
1.509% due 02/03/2020		5,600	5,631
U.S. Bank N.A.
2.282% due 04/29/2020		3,000	3,006
UBS AG
0.843% due 06/01/2017		6,500	6,486
Wachovia Corp.
0.645% due 10/15/2016		5,000	4,984
WEA Finance LLC
1.750% due 09/15/2017		1,000	1,003

			562,739

INDUSTRIALS 12.7%
Actavis Funding SCS
1.368% due 03/12/2018		1,700	1,708
1.543% due 03/12/2020		5,300	5,365
2.450% due 06/15/2019		300	299
Actavis, Inc.
1.875% due 10/01/2017		2,800	2,804
Amgen, Inc.
2.125% due 05/15/2017		3,695	3,754
2.200% due 05/22/2019		2,700	2,693
2.500% due 11/15/2016		2,400	2,445

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Anglo American Capital PLC
2.625% due 04/03/2017		$200	$201
Barrick Gold Corp.
6.950% due 04/01/2019		300	348
BAT International Finance PLC
0.796% due 06/15/2018		9,200	9,201
1.850% due 06/15/2018		1,600	1,604
Becton Dickinson and Co.
0.736% due 06/15/2016		10,500	10,507
1.800% due 12/15/2017		2,100	2,101
2.675% due 12/15/2019		900	900
Boston Scientific Corp.
2.850% due 05/15/2020		1,300	1,299
5.125% due 01/12/2017		1,500	1,580
Canadian Natural Resources Ltd.
0.657% due 03/30/2016		1,100	1,098
1.750% due 01/15/2018		1,200	1,192
Cardinal Health, Inc.
1.950% due 06/15/2018		1,000	1,002
CNPC General Capital Ltd.
1.450% due 04/16/2016		3,400	3,407
Colorado Interstate Gas Co. LLC
6.800% due 11/15/2015		400	409
ConocoPhillips Co.
1.176% due 05/15/2022		3,500	3,531
Cox Communications, Inc.
9.375% due 01/15/2019		400	488
Daimler Finance North America LLC
0.632% due 03/10/2017		11,400	11,400
0.704% due 03/02/2018		2,700	2,697
2.375% due 08/01/2018		900	912
DISH DBS Corp.
4.625% due 07/15/2017		4,700	4,853
Dominion Gas Holdings LLC
2.500% due 12/15/2019		2,300	2,325
Florida Gas Transmission Co. LLC
4.000% due 07/15/2015		1,700	1,701
Freeport-McMoRan, Inc.
2.300% due 11/14/2017		1,400	1,398
General Mills, Inc.
0.579% due 01/29/2016		8,900	8,901
Georgia-Pacific LLC
2.539% due 11/15/2019		4,400	4,397
5.400% due 11/01/2020		2,400	2,680
Gilead Sciences, Inc.
2.350% due 02/01/2020		800	803
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,300	775
4.500% due 12/06/2016	JPY	29,000	134
HJ Heinz Co.
2.000% due 07/02/2018 (a)		$2,300	2,300
Humana, Inc.
7.200% due 06/15/2018		1,200	1,381
Hyundai Capital America
1.450% due 02/06/2017		950	947
1.875% due 08/09/2016		300	302
Imperial Tobacco Finance PLC
2.050% due 02/11/2018		1,250	1,244
Kinder Morgan Energy Partners LP
2.650% due 02/01/2019		500	496
9.000% due 02/01/2019		300	360
Kinder Morgan, Inc.
3.050% due 12/01/2019		4,000	3,996
7.000% due 06/15/2017		1,500	1,632
7.250% due 06/01/2018		400	451
KLA-Tencor Corp.
2.375% due 11/01/2017		500	504

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.375% due 11/01/2019		$150	$154
Korea National Oil Corp.
4.000% due 10/27/2016		7,200	7,461
Kroger Co.
0.804% due 10/17/2016		5,600	5,604
Medtronic, Inc.
1.086% due 03/15/2020		6,300	6,370
1.375% due 04/01/2018		2,900	2,888
Merck & Co., Inc.
0.654% due 02/10/2020		5,700	5,677
Merck Sharp & Dohme Corp.
5.000% due 06/30/2019		1,400	1,559
MGM Resorts International
6.625% due 07/15/2015		2,700	2,703
6.875% due 04/01/2016		500	519
7.500% due 06/01/2016		7,700	8,047
10.000% due 11/01/2016		400	436
Mylan, Inc.
2.550% due 03/28/2019		2,100	2,082
NBCUniversal Enterprise, Inc.
0.812% due 04/15/2016		100	100
Nissan Motor Acceptance Corp.
1.000% due 03/15/2016		800	802
1.800% due 03/15/2018		200	200
1.950% due 09/12/2017		400	403
2.350% due 03/04/2019		200	202
Pearson Dollar Finance PLC
6.250% due 05/06/2018		600	663
Pioneer Natural Resources Co.
6.875% due 05/01/2018		300	337
QUALCOMM, Inc.
3.000% due 05/20/2022		4,600	4,580
Reynolds American, Inc.
2.300% due 06/12/2018		1,800	1,815
Rock-Tenn Co.
4.450% due 03/01/2019		400	425
SABMiller Holdings, Inc.
2.200% due 08/01/2018		1,300	1,315
2.450% due 01/15/2017		500	508
3.750% due 01/15/2022		200	207
SABMiller PLC
6.500% due 07/15/2018		300	339
Sinopec Group Overseas Development Ltd.
2.750% due 05/17/2017		6,000	6,108
Southern Natural Gas Co. LLC
5.900% due 04/01/2017		300	320
Southwest Airlines Co.
2.750% due 11/06/2019		6,300	6,393
Southwestern Energy Co.
3.300% due 01/23/2018		700	718
4.050% due 01/23/2020		2,800	2,878
Telefonica Emisiones S.A.U.
0.931% due 06/23/2017		13,000	12,972
5.375% due 02/02/2018	GBP	1,300	2,208
6.421% due 06/20/2016		$1,600	1,673
Thermo Fisher Scientific, Inc.
1.300% due 02/01/2017		6,600	6,591
Time Warner Cable, Inc.
5.850% due 05/01/2017		700	748
6.750% due 07/01/2018		1,800	2,007
8.750% due 02/14/2019		1,100	1,307
Time Warner, Inc.
3.150% due 07/15/2015		11,600	11,612
UnitedHealth Group, Inc.
1.400% due 12/15/2017		1,000	998
Volkswagen Group of America Finance LLC
0.716% due 11/20/2017		7,500	7,516

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.450% due 11/20/2019	$4,200	$4,215
Volkswagen International Finance NV
2.125% due 11/20/2018	1,700	1,714
Walgreens Boots Alliance, Inc.
0.726% due 05/18/2016	4,500	4,500
1.750% due 11/17/2017	1,700	1,707
Whirlpool Corp.
1.650% due 11/01/2017	1,100	1,104
Woodside Finance Ltd.
3.650% due 03/05/2025	950	913

		248,123

UTILITIES 6.5%
AES Corp.
3.283% due 06/01/2019	600	602
AT&T, Inc.
0.702% due 03/30/2017	6,800	6,779
1.212% due 06/30/2020	12,300	12,363
2.950% due 05/15/2016	900	915
3.000% due 06/30/2022	2,200	2,125
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	700	715
Consumers Energy Co.
6.700% due 09/15/2019	200	235
Dayton Power & Light Co.
1.875% due 09/15/2016	1,000	1,006
DTE Energy Co.
2.400% due 12/01/2019	3,700	3,701
Electricite de France S.A.
6.500% due 01/26/2019	100	115
Exelon Corp.
1.550% due 06/09/2017	900	901
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018	1,500	1,625
KT Corp.
1.750% due 04/22/2017	3,700	3,700
Ooredoo International Finance Ltd.
3.375% due 10/14/2016	2,300	2,359
Orange S.A.
2.750% due 09/14/2016	2,500	2,546
Petrobras Global Finance BV
1.896% due 05/20/2016	700	691
2.000% due 05/20/2016	2,000	1,981
2.643% due 03/17/2017	6,400	6,283
3.250% due 03/17/2017	1,500	1,480
3.500% due 02/06/2017	1,200	1,190
4.875% due 03/17/2020	4,400	4,195
5.750% due 01/20/2020	2,000	1,987
7.875% due 03/15/2019	2,200	2,342
Plains All American Pipeline LP
8.750% due 05/01/2019	700	855
Sinopec Group Overseas Development Ltd.
1.191% due 04/10/2019	11,000	10,990
Sprint Communications, Inc.
9.125% due 03/01/2017	14,800	16,058
Verizon Communications, Inc.
0.681% due 06/09/2017	7,000	6,987
1.816% due 09/15/2016	6,194	6,272
2.036% due 09/14/2018	15,800	16,358
2.500% due 09/15/2016	8,641	8,783
2.625% due 02/21/2020	900	898
3.650% due 09/14/2018	100	105

		127,142

Total Corporate Bonds & Notes (Cost $943,885)		938,004

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 1.0%

CALIFORNIA 0.5%
University of California Revenue Bonds, Series 2011
0.684% due 07/01/2041	$10,600	$10,606

NEW JERSEY 0.5%
New Jersey Economic Development Authority Revenue Notes, Series 2014
1.096% due 06/15/2016	9,525	9,474

TEXAS 0.0%
North Texas Higher Education Authority, Inc. Revenue Bonds, Series 2011
1.374% due 04/01/2040	359	363

Total Municipal Bonds & Notes (Cost $20,493)		20,443

U.S. GOVERNMENT AGENCIES 12.1%
Fannie Mae
0.247% due 12/25/2036 - 07/25/2037	629	595
0.537% due 09/25/2042 - 03/25/2044	438	436
0.687% due 12/25/2022	57	57
0.987% due 04/25/2023	60	62
1.000% due 01/25/2043	514	498
1.037% due 02/25/2023	3	3
1.085% due 06/17/2027	33	34
1.087% due 05/25/2022	6	6
1.346% due 07/01/2042 - 06/01/2043	342	351
1.396% due 09/01/2041	228	234
1.546% due 09/01/2040	1	1
1.955% due 11/01/2035	56	59
2.032% due 09/01/2035	397	422
2.151% due 07/01/2035	61	65
4.000% due 08/01/2045	162,000	171,046
4.350% due 12/01/2036	19	20
4.500% due 03/01/2018 - 09/01/2045	31,048	33,316
4.533% due 09/01/2034	12	13
5.000% due 05/01/2027 - 07/01/2045	384	423
5.500% due 12/01/2027 - 12/01/2028	965	1,083
5.792% due 12/25/2042	8	9
6.000% due 03/01/2017 - 01/01/2039	4,072	4,667
6.500% due 04/01/2036	119	137
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	1,643	1,683
Federal Housing Administration
7.430% due 10/01/2020	1	1
Freddie Mac
0.227% due 12/25/2036	828	826
0.447% due 08/25/2031	143	140
0.586% due 06/15/2018	11	11
1.346% due 02/25/2045	294	299
2.000% due 11/15/2026	10,838	11,008
2.271% due 09/01/2035	396	423
2.348% due 07/01/2035	136	145
5.000% due 05/01/2024 - 12/01/2041	652	722
5.500% due 12/01/2022 - 08/15/2030	1	1
6.500% due 07/25/2043	61	71

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.383% due 08/15/2044		$5,749	$6,587
Ginnie Mae
1.930% due 02/20/2041		1,136	1,144
6.000% due 09/15/2017		338	349
Small Business Administration
5.600% due 09/01/2028		489	543

Total U.S. Government Agencies (Cost $236,887)			237,490

U.S. TREASURY OBLIGATIONS 17.4%
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2018 (g)		172,776	175,394
0.125% due 04/15/2019 (g)(i)		117,195	118,614
0.625% due 07/15/2021		22,463	23,178
0.750% due 02/15/2042 (k)		1,885	1,721
1.125% due 01/15/2021		10,274	10,864
1.250% due 07/15/2020		4,122	4,409
1.375% due 02/15/2044		5,786	6,132

Total U.S. Treasury Obligations (Cost $341,514)			340,312

MORTGAGE-BACKED SECURITIES 9.0%
ACAEC Trust
0.287% due 06/15/2024	EUR	19	21
Adjustable Rate Mortgage Trust
2.758% due 09/25/2035		$1,072	948
Alba PLC
2.821% due 12/16/2042	GBP	1,353	2,137
American Home Mortgage Investment Trust
2.069% due 10/25/2034		$244	245
2.423% due 02/25/2045		160	160
Banc of America Commercial Mortgage Trust
5.617% due 07/10/2046		2,087	2,164
5.634% due 04/10/2049		59	59
5.732% due 04/10/2049		2,517	2,662
Banc of America Funding Trust
0.467% due 07/25/2037		1,165	1,017
2.933% due 01/20/2047 ^		471	401
Banc of America Mortgage Trust
2.686% due 08/25/2034		2,320	2,293
2.717% due 07/25/2034		751	761
2.782% due 05/25/2033		437	442
6.500% due 10/25/2031		6	7
BCAP LLC Trust
0.355% due 09/26/2035		519	515
Bear Stearns Adjustable Rate Mortgage Trust
2.260% due 08/25/2035		1,191	1,199
2.511% due 04/25/2033		5	5
2.515% due 03/25/2035		1,378	1,384
2.522% due 01/25/2035		195	188
2.595% due 02/25/2033		1	1
2.724% due 01/25/2034		24	24
2.738% due 01/25/2035		3,718	3,642
2.973% due 07/25/2034		321	313
Bear Stearns ALT-A Trust
0.347% due 02/25/2034		465	426
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		339	356
Bear Stearns Structured Products, Inc. Trust
2.331% due 12/26/2046		603	462
2.577% due 01/26/2036		1,085	877
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.467% due 01/25/2035		77	70
Citigroup Commercial Mortgage Trust
6.349% due 12/10/2049		826	891

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
2.633% due 08/25/2035 ^		$733	$537
2.660% due 05/25/2035		182	181
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049		15,803	16,559
5.481% due 01/15/2046		3,422	3,472
Countrywide Alternative Loan Trust
0.367% due 05/25/2047		579	493
6.000% due 10/25/2033		13	14
Countrywide Home Loan Mortgage Pass-Through Trust
2.330% due 02/20/2036		570	494
2.428% due 11/20/2034		1,324	1,277
2.429% due 11/25/2034		657	625
2.494% due 02/20/2035		1,000	990
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		3,626	3,786
5.448% due 01/15/2049		10	10
5.860% due 03/15/2039		13,327	13,628
6.000% due 06/15/2038		5,012	5,136
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032		1	1
Credit Suisse Mortgage Capital Certificates
2.569% due 09/26/2047		594	586
2.580% due 09/27/2036		5,038	5,059
DBRR Trust
0.853% due 02/25/2045		78	78
Deco Pan Europe Ltd.
0.208% due 04/27/2018	EUR	629	693
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
2.740% due 06/26/2035		$330	329
Eurosail PLC
0.147% due 12/10/2044	EUR	180	192
1.271% due 09/13/2045	GBP	1,171	1,805
1.521% due 06/13/2045		9,300	14,367
Extended Stay America Trust
2.958% due 12/05/2031		$500	502
First Horizon Alternative Mortgage Securities Trust
2.196% due 09/25/2034		1,358	1,332
First Horizon Mortgage Pass-Through Trust
2.625% due 02/25/2035		2,268	2,270
2.677% due 08/25/2035		398	363
Fosse Master Issuer PLC
2.669% due 10/18/2054	GBP	300	473
GE Commercial Mortgage Corp. Trust
5.483% due 12/10/2049		$6,949	7,352
GMAC Mortgage Corp. Loan Trust
2.739% due 11/19/2035		238	213
Granite Master Issuer PLC
0.327% due 12/20/2054		1,927	1,918
0.387% due 12/20/2054		299	298
0.830% due 12/20/2054	GBP	312	490
Granite Mortgages PLC
0.382% due 01/20/2044	EUR	44	49
0.949% due 01/20/2044	GBP	38	59
0.952% due 09/20/2044		234	366
Great Hall Mortgages PLC
0.416% due 06/18/2039		$2,299	2,166
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039		1,722	1,812
GS Mortgage Securities Trust
5.560% due 11/10/2039		2,281	2,366
GSR Mortgage Loan Trust
2.592% due 09/25/2034		167	159
2.682% due 09/25/2035		798	802
HarborView Mortgage Loan Trust
0.408% due 05/19/2035		128	107
2.669% due 07/19/2035		677	609

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hercules Eclipse PLC
0.811% due 10/25/2018	GBP	3,771	$5,819
Hilton USA Trust
1.185% due 11/05/2030		$1,971	1,971
Impac CMB Trust
1.187% due 07/25/2033		175	169
Indus Eclipse PLC
0.741% due 01/25/2020	GBP	2,320	3,605
Infinity Classico
0.181% due 02/15/2024	EUR	846	927
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047		$3,144	3,255
5.397% due 05/15/2045		531	550
5.420% due 01/15/2049		560	586
5.882% due 02/15/2051		1,300	1,384
JPMorgan Commercial Mortgage-Backed Securities Trust
5.708% due 03/18/2051		2,242	2,338
JPMorgan Mortgage Trust
5.750% due 01/25/2036 ^		31	28
Juno Eclipse Ltd.
0.169% due 11/20/2022	EUR	1,941	2,124
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		$1,419	1,476
MASTR Asset Securitization Trust
5.500% due 09/25/2033		7	7
Merrill Lynch Mortgage Investors Trust
0.437% due 11/25/2035		250	238
0.847% due 09/25/2029		1,323	1,320
1.184% due 10/25/2035		155	148
1.937% due 01/25/2029		2	2
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		2,700	2,855
Morgan Stanley Capital Trust
5.601% due 03/12/2044		1,950	1,963
Prime Mortgage Trust
0.587% due 02/25/2034		10	9
Residential Funding Mortgage Securities, Inc. Trust
2.995% due 09/25/2035 ^		1,089	873
Salomon Brothers Mortgage Securities, Inc.
7.000% due 12/25/2018		10	11
Structured Adjustable Rate Mortgage Loan Trust
1.574% due 01/25/2035		300	242
2.496% due 08/25/2034		501	499
2.629% due 08/25/2035		292	278
2.637% due 02/25/2034		342	341
Structured Asset Mortgage Investments Trust
0.467% due 02/25/2036		184	151
0.848% due 09/19/2032		4	4
Structured Asset Securities Corp. Trust
2.652% due 10/28/2035		77	75
Ulysses European Loan Conduit PLC
0.731% due 07/25/2017	GBP	2,700	4,149
Vulcan European Loan Conduit Ltd.
0.271% due 05/15/2017	EUR	337	372
Wachovia Bank Commercial Mortgage Trust
0.210% due 04/15/2047		$9,800	9,651
5.421% due 04/15/2047		126	126
5.749% due 07/15/2045		1,189	1,231
WaMu Mortgage Pass-Through Certificates Trust
0.457% due 12/25/2045		145	140
0.527% due 01/25/2045		1,005	949
0.888% due 01/25/2047		353	322
1.358% due 11/25/2042		56	53
1.558% due 06/25/2042		35	34
1.558% due 08/25/2042		133	127

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Washington Mutual Mortgage Loan Trust
1.342% due 05/25/2041		$11	$11
Wells Fargo Mortgage-Backed Securities Trust
2.614% due 03/25/2035		321	326
2.615% due 12/25/2034		370	365
2.616% due 01/25/2035		437	442
2.621% due 03/25/2036		431	430
2.717% due 09/25/2034		6,629	6,796

Total Mortgage-Backed Securities (Cost $178,862)			176,460

ASSET-BACKED SECURITIES 13.9%
ACE Securities Corp Home Equity Loan Trust
0.247% due 10/25/2036		114	64
1.087% due 12/25/2034		1,518	1,391
Ally Auto Receivables Trust
0.680% due 07/17/2017		7,943	7,942
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.687% due 09/25/2035		7,100	6,394
Amortizing Residential Collateral Trust
0.767% due 07/25/2032		13	12
Ares European CLO BV
0.338% due 08/15/2024	EUR	1,968	2,183
Asset-Backed Funding Certificates Trust
0.862% due 06/25/2035		$10,799	10,343
Asset-Backed Securities Corp. Home Equity Loan Trust
0.737% due 09/25/2034		54	54
1.836% due 03/15/2032		126	121
Atrium CDO Corp.
1.376% due 11/16/2022		3,911	3,916
Avoca CLO PLC
0.372% due 01/16/2023	EUR	637	710
Bacchus Ltd.
0.515% due 01/20/2019		$178	178
Bear Stearns Asset-Backed Securities Trust
1.187% due 10/25/2037		2,317	2,192
Cadogan Square CLO BV
0.360% due 08/12/2022	EUR	1,208	1,344
0.391% due 01/17/2023		1,633	1,803
Carlyle Global Market Strategies CLO LLC
1.505% due 04/20/2022		$5,200	5,200
Carlyle High Yield Partners Ltd.
0.500% due 04/19/2022		875	857
Cavalry CLO Ltd.
1.645% due 01/16/2024		10,200	10,189
Celf Loan Partners PLC
0.429% due 12/15/2021	EUR	1,500	1,651
CIFC Funding Ltd.
1.575% due 01/19/2023		$8,614	8,627
1.634% due 12/05/2024		4,800	4,800
Citigroup Mortgage Loan Trust, Inc.
0.667% due 09/25/2035 ^		6,200	5,888
Countrywide Asset-Backed Certificates
0.367% due 09/25/2036		2,854	2,819
0.667% due 12/25/2031		33	25
0.887% due 12/25/2033		1,705	1,634
0.987% due 03/25/2033		1,305	1,211
Countrywide Asset-Backed Certificates Trust
0.445% due 05/25/2036		19	20
Credit Suisse First Boston Mortgage Securities Corp.
0.805% due 01/25/2032		7	7
Doral CLO Ltd.
1.531% due 05/26/2023		8,100	8,101
Duane Street CLO Ltd.
0.505% due 11/14/2021		551	543

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Educational Services of America, Inc.
1.337% due 09/25/2040		$2,053	$2,074
Elm CLO Ltd.
1.674% due 01/17/2023		7,978	7,992
Equity One Mortgage Pass-Through Trust
0.747% due 11/25/2032		4	4
First Franklin Mortgage Loan Trust
0.667% due 05/25/2035		300	280
Fortress Credit Investments Ltd.
1.574% due 07/17/2023		4,900	4,894
Four Corners CLO Ltd.
0.551% due 01/26/2020		1,426	1,422
Franklin CLO Ltd.
0.546% due 06/15/2018		1,028	1,024
Fraser Sullivan CLO Ltd.
1.575% due 04/20/2023		4,800	4,800
Galaxy CLO Ltd.
1.566% due 08/20/2022		1,100	1,099
GE-WMC Mortgage Securities Trust
0.227% due 08/25/2036		16	9
Goldentree Loan Opportunities Ltd.
0.970% due 10/18/2021		975	974
GSAMP Trust
0.577% due 01/25/2036		1,067	890
Halcyon Structured Asset Management European CLO BV
0.381% due 01/25/2023	EUR	1,033	1,149
Highbridge Loan Management Ltd.
1.436% due 09/20/2022		$5,500	5,483
Hyde Park CDO BV
0.299% due 06/14/2022	EUR	71	79
Inwood Park CDO Ltd.
0.500% due 01/20/2021		$3,175	3,174
JPMorgan Mortgage Acquisition Corp.
0.367% due 02/25/2036		779	750
0.417% due 05/25/2035		8,686	8,477
Jubilee CDO BV
0.365% due 08/21/2021	EUR	470	521
0.828% due 10/15/2019		1,582	1,764
LCM LP
1.477% due 07/14/2022		$4,467	4,468
1.540% due 10/19/2022		5,100	5,098
Leopard CLO BV
0.346% due 07/24/2023	EUR	4,126	4,577
Lockwood Grove CLO Ltd.
1.622% due 01/25/2024		$5,400	5,394
Madison Park Funding Ltd.
1.536% due 06/15/2022		756	757
Massachusetts Educational Financing Authority
1.227% due 04/25/2038		624	623
Mercator CLO PLC
0.226% due 02/18/2024	EUR	1,969	2,175
Merrill Lynch Mortgage Investors Trust
0.387% due 08/25/2036		$287	286
Motor PLC
0.787% due 06/25/2022		10,000	10,008
MT Wilson CLO Ltd.
0.506% due 07/11/2020		748	747
Navient Private Education Loan Trust
1.386% due 12/15/2028		2,100	2,126
Octagon Investment Partners Ltd.
0.517% due 04/23/2020		1,418	1,414
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.467% due 12/25/2035		795	716
0.497% due 04/25/2035		3,220	3,175

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Panhandle-Plains Higher Education Authority, Inc.
1.414% due 10/01/2035		$1,431	$1,455
Panther CDO BV
0.364% due 03/20/2084	EUR	8,777	9,508
Prospero CLO BV
0.242% due 10/20/2022		629	700
Queen Street CLO BV
0.328% due 08/15/2024		3,527	3,932
RAAC Trust
0.667% due 03/25/2037		$750	727
Renaissance Home Equity Loan Trust
0.687% due 12/25/2033		3,849	3,679
Residential Asset Securities Corp. Trust
0.507% due 01/25/2036		5,438	5,310
1.070% due 01/25/2034		4,854	4,351
SLC Student Loan Trust
0.386% due 09/15/2026		4,900	4,859
0.404% due 11/15/2021		12,193	12,170
SLM Private Credit Student Loan Trust
0.466% due 03/15/2024		1,184	1,175
0.476% due 12/15/2023		718	711
SLM Private Education Loan Trust
0.936% due 10/16/2023		1,306	1,309
1.236% due 06/15/2023		1,246	1,249
1.286% due 12/15/2021		219	219
SLM Student Loan Trust
0.367% due 10/25/2024		4,895	4,864
1.777% due 04/25/2023		565	580
South Carolina Student Loan Corp.
1.033% due 03/02/2020		1,761	1,768
Specialty Underwriting & Residential Finance Trust
0.577% due 12/25/2036		4,800	3,983
SpringCastle America Funding LLC
2.700% due 05/25/2023		8,722	8,779
Stone Tower CLO Ltd.
0.504% due 04/17/2021		1,323	1,313
Structured Asset Investment Loan Trust
0.892% due 03/25/2034		681	635
1.162% due 10/25/2033		1,045	1,014
Sunrise SRL
0.488% due 08/27/2031	EUR	1,162	1,291
Symphony CLO LP
1.576% due 04/16/2022		$1,000	1,001
Symphony CLO Ltd.
1.544% due 07/23/2023		4,100	4,102
Voya CLO Ltd.
1.575% due 10/15/2022		4,800	4,799
1.615% due 10/15/2022		5,300	5,302
Wells Fargo Home Equity Asset-Backed Securities Trust
0.447% due 05/25/2036		1,100	1,035
Wood Street CLO BV
0.305% due 11/22/2021	EUR	378	419

Total Asset-Backed Securities (Cost $269,783)			270,881

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 8.4%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	2,200	$1,337
Autonomous Community of Catalonia
4.750% due 06/04/2018		2,700	3,256
Autonomous Community of Valencia
4.375% due 07/16/2015		2,000	2,244
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2016 (d)	BRL	250,300	75,210
0.000% due 04/01/2016 (d)		97,700	28,411
0.000% due 01/01/2017 (d)		33,000	8,718
Export-Import Bank of Korea
1.027% due 01/14/2017		$4,600	4,621
1.133% due 09/17/2016		700	703
1.250% due 11/20/2015		8,700	8,708
Korea Development Bank
0.901% due 01/22/2017		800	800
3.250% due 03/09/2016		6,300	6,394
3.250% due 09/20/2016		1,500	1,537
3.875% due 05/04/2017		1,200	1,249
Korea Housing Finance Corp.
3.500% due 12/15/2016		1,500	1,546
Korea Land & Housing Corp.
1.875% due 08/02/2017		500	502
Mexico Government International Bond
4.000% due 11/15/2040 (e)	MXN	3,166	217
5.000% due 06/16/2016 (e)		6,860	458
Province of Ontario
1.000% due 07/22/2016		$2,800	2,813
1.100% due 10/25/2017		13,600	13,625
Republic of Germany
2.500% due 08/15/2046	EUR	1,400	1,912

Total Sovereign Issues (Cost $177,598)			164,261

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (b)		4,000	0

Total Convertible Preferred Securities (Cost $0)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.4%

CERTIFICATES OF DEPOSIT 0.9%
Intesa Sanpaolo SpA
1.656% due 04/11/2016		$14,600	14,637
Itau Unibanco Holding S.A.
1.605% due 06/21/2016		2,200	2,204

			16,841

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 1.3%
Ford Motor Credit Co.
0.830% due 07/27/2015	$1,900	$1,899
Kinder Morgan, Inc.
1.250% due 07/16/2015	3,400	3,398
Tesco Treasury Services PLC
2.750% due 08/17/2015	19,600	19,530

		24,827

REPURCHASE AGREEMENTS (f) 0.1%
		2,754

U.S. TREASURY BILLS 0.1%
0.006% due 09/03/2015 - 10/15/2015 (c)(g)(i)(k)	2,034	2,034

Total Short-Term Instruments (Cost $46,415)		46,456

Total Investments in Securities (Cost $2,236,592)		2,215,485

	SHARES
INVESTMENTS IN AFFILIATES 1.1%

SHORT-TERM INSTRUMENTS 1.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.1%
PIMCO Short-Term Floating NAV Portfolio III	2,222,134	22,039

Total Short-Term Instruments (Cost $22,041)		22,039

Total Investments in Affiliates (Cost $22,041)		22,039

Total Investments 114.4% (Cost $2,258,633)		$2,237,524

Financial Derivative Instruments (h)(j) 1.4% (Cost or Premiums, net $114)		28,223

Other Assets and Liabilities, net (15.8%)		(310,429)

Net Assets 100.0%		$1,955,318

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon bond.
(e)	Principal amount of security is adjusted for inflation.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$2,754	Fannie Mae 2.200% due 10/17/2022	$(2,812)	$2,754	$2,754

Total Repurchase Agreements						$(2,812)	$2,754	$2,754

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.480%	06/18/2015	07/08/2015	$(4,461)	$(4,462)
BSN	0.280%	05/26/2015	07/27/2015	(6,544)	(6,546)
	0.280%	05/29/2015	07/21/2015	(12,361)	(12,364)
GRE	0.420%	06/12/2015	07/02/2015	(11,165)	(11,167)
	0.490%	06/24/2015	07/08/2015	(3,528)	(3,528)

Total Reverse Repurchase Agreements					$(38,067)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
GSC	0.370%	06/08/2015	07/08/2015	$(7,868)	$(7,874)
MSC	0.310%	05/21/2015	07/21/2015	(1,038)	(1,041)
	0.410%	06/11/2015	07/02/2015	(6,840)	(6,842)
TDM	0.250%	05/04/2015	08/04/2015	(14,634)	(14,708)
	0.300%	06/02/2015	07/31/2015	(5,193)	(5,213)
	0.310%	05/27/2015	07/08/2015	(7,586)	(7,593)
	0.330%	06/10/2015	08/10/2015	(13,480)	(13,542)

Total Sale-Buyback Transactions					$(56,813)

(2)	The average amount of borrowings outstanding during the period ended June 30, 2015 was $35,866 at a weighted average interest rate of 0.266%.
(3)	Payable for sale-buyback transactions includes $148 of deferred price drop.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	5.000%	07/01/2045	$100	$ (111)	$(111)
Fannie Mae	5.000%	08/13/2045	100	(110)	(110)
Fannie Mae	6.000%	07/01/2045	3,000	(3,422)	(3,411)
Freddie Mac	5.000%	07/01/2045	500	(554)	(550)

Total Short Sales				$ (4,197)	$(4,182)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(g)	Securities with an aggregate market value of $95,453 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$0	$(4,462)	$0	$(4,462)	$4,468	$6
BSN	0	(18,910)	0	(18,910)	18,909	(1)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
GRE	$0	$(14,695)	$0	$(14,695)	$14,753	$58
SSB	2,754	0	0	2,754	(2,812)	(58)

Master Securities Forward Transaction Agreement
GSC	0	0	(7,874)	(7,874)	7,902	28
MSC	0	0	(7,883)	(7,883)	7,902	19
TDM	0	0	(41,056)	(41,056)	40,926	(130)

Total Borrowings and Other Financing Transactions	$2,754	$(38,067)	$(56,813)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	Short	06/2018	1,707	$(552)	$21	$0
90-Day Eurodollar March Futures	Short	03/2018	967	(797)	12	0
90-Day Eurodollar September Futures	Long	09/2015	1,608	25	31	(1)
Call Options Strike @ EUR 153.500 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	77	26	30	(5)
Call Options Strike @ EUR 154.000 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	131	24	28	(5)
Call Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	154	1	6	(5)
Call Options Strike @ EUR 155.000 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	55	8	9	(1)
Euro-Bobl September Futures	Long	09/2015	348	125	327	0
Euro-Bund 10-Year Bond September Futures	Long	09/2015	435	(752)	1,092	0
Euro-Buxl 30-Year Bond September Futures	Long	09/2015	12	(163)	47	0
Euro-Schatz September Futures	Long	09/2015	580	25	45	0
U.S. Treasury 5-Year Note September Futures	Short	09/2015	859	126	86	0
U.S. Treasury 10-Year Note September Futures	Short	09/2015	397	110	13	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2016	85	(22)	0	(15)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2017	1,883	296	0	(444)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2017	57	7	0	(12)

Total Futures Contracts				$(1,513)	$1,747	$(488)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	12/16/2019	$	58,300	$(445)	$(176)	$15	$0
Receive	3-Month USD-LIBOR	2.000%	12/16/2020		251,400	87	(1,005)	75	0
Pay	3-Month USD-LIBOR	2.000%	12/16/2020		104,800	(87)	277	0	(30)
Receive	3-Month USD-LIBOR	2.750%	12/16/2045		7,600	366	(81)	20	0
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017	GBP	26,200	(226)	70	0	(64)
Receive	6-Month GBP-LIBOR	1.880%	10/05/2017		8,100	(159)	40	0	(21)
Receive	6-Month GBP-LIBOR	1.837%	10/06/2017		1,300	(24)	(24)	0	(3)
Receive	6-Month GBP-LIBOR	1.500%	03/16/2018		11,400	(3)	17	0	(35)
Pay	28-Day MXN-TIIE	3.960%	05/16/2016	MXN	1,602,700	345	345	38	0
Pay	28-Day MXN-TIIE	5.250%	06/11/2018		15,300	19	(3)	2	0
Pay	28-Day MXN-TIIE	5.500%	06/11/2018		18,800	32	0	3	0
Pay	28-Day MXN-TIIE	4.955%	06/24/2019		360,000	(26)	(26)	90	0
Pay	28-Day MXN-TIIE	5.280%	10/02/2019		370,000	167	167	103	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		354,500	(101)	(101)	100	0
Pay	28-Day MXN-TIIE	5.615%	06/02/2020		667,100	572	254	233	0
Pay	28-Day MXN-TIIE	5.575%	03/16/2022		224,800	(220)	(220)	107	0
Pay	28-Day MXN-TIIE	5.980%	08/26/2024		52,600	(69)	(7)	33	0

						$228	$(473)	$819	$(153)

Total Swap Agreements						$228	$(473)	$819	$(153)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(i)	Securities with an aggregate market value of $15,577 and cash of $4,854 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,747	$819	$2,566	$0	$(488)	$(153)	$(641)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2015	$		4,626		MXN	69,952	$0	$(177)

BPS	07/2015		BRL	9,201	$		2,994	35	0
	07/2015		JPY	6,720,546			54,390	0	(523)
	07/2015	$		2,964		BRL	9,201	0	(5)
	07/2015			2,451		JPY	302,700	22	0
	07/2015			4,298		MXN	66,654	0	(59)
	08/2015		BRL	9,201	$		2,931	6	0
	10/2015			107,100			40,171	6,836	0
	01/2017			20,000			7,269	1,816	0

BRC	07/2015		MXN	14,789			975	34	0

CBK	07/2015		AUD	2,012			1,534	0	(18)
	07/2015		BRL	86,096			27,750	58	0
	07/2015		MXN	49,695			3,240	79	0
	07/2015	$		27,174		BRL	86,096	517	0
	07/2015			42,146		EUR	37,199	0	(675)
	07/2015			1,847		MXN	28,043	0	(64)
	08/2015			5,077		INR	329,126	59	0
	09/2015		MXN	140,468	$		8,885	4	0
	04/2016		BRL	51,347			15,205	141	0

DUB	07/2015			182,770			57,790	793	(1,788)
	07/2015		MXN	75,442			4,960	162	0
	07/2015	$		58,909		BRL	182,770	0	(123)
	07/2015			2,448		MXN	37,121	0	(87)
	08/2015		ILS	106,013	$		27,432	0	(663)
	10/2015		BRL	156,700			52,620	4,981	(1,135)
	10/2015	$		52,257		BRL	173,400	1,714	0

FBF	07/2015		MXN	35,996	$		2,342	53	0
	08/2015		EUR	171,979			193,424	1,589	0
	10/2015		BRL	5,700			1,666	0	(108)
	04/2016			45,300			12,601	0	(687)

GLM	07/2015			14,407			5,946	1,312	0
	07/2015		MXN	54,246			3,558	108	0
	07/2015	$		1,806		AUD	2,367	21	0
	07/2015			4,643		BRL	14,407	0	(10)
	07/2015			2,619		CAD	3,269	0	(2)
	07/2015			2,935		JPY	362,800	30	0
	08/2015		CHF	292	$		313	0	0
	08/2015		EUR	17,877			20,017	78	0
	08/2015		JPY	1,742,700			14,145	0	(100)
	08/2015	$		1,121		GBP	714	0	0
	09/2015		MXN	23,311	$		1,501	27	0

HUS	07/2015			34,039			2,216	51	0
	07/2015	$		1,857		MXN	28,224	0	(62)
	09/2015		MXN	36,415	$		2,341	39	0

JPM	07/2015		BRL	122,967			39,633	83	0
	07/2015		CAD	4,680			3,747	0	0
	07/2015		EUR	5,806			6,491	30	(12)
	07/2015		GBP	32,595			50,044	0	(1,171)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	07/2015	$		38,384		BRL	122,967	$1,167	$0
	07/2015			3,897		EUR	3,509	35	(20)
	10/2015			4,490		BRL	14,100	0	(102)
	01/2016		BRL	111,900	$		37,752	3,976	0

MSB	07/2015			45,000			18,405	3,931	0
	07/2015	$		14,504		BRL	45,000	0	(30)
	07/2015			28,796		JPY	3,552,346	230	0
	07/2015			7,477		MXN	113,353	0	(268)
	08/2015		JPY	3,552,346	$		28,807	0	(231)
	08/2015		SAR	3,613			962	0	(1)
	08/2015	$		961		SAR	3,613	2	0
	10/2015			24,796		BRL	82,000	727	0
	01/2016		BRL	138,400	$		43,555	2,451	(670)

SCX	07/2015			24,227			7,808	16	0
	07/2015		EUR	68,082			76,289	388	0
	07/2015		MXN	126,229			8,097	69	0
	07/2015	$		7,978		BRL	24,227	0	(185)
	08/2015		INR	10,911	$		168	0	(2)
	08/2015	$		76,322		EUR	68,082	0	(388)
	09/2015			8,050		MXN	126,229	0	(69)

UAG	07/2015		EUR	1,067	$		1,201	12	0
	07/2015		JPY	2,529,200			20,538	0	(128)
	07/2015		MXN	84,374			5,509	143	0
	07/2015	$		37,355		EUR	34,247	826	0
	07/2015			51,176		GBP	32,595	39	0
	07/2015			40,823		JPY	5,031,900	293	0
	07/2015			8,665		MXN	131,463	0	(304)
	08/2015		EUR	6,421	$		7,200	39	0
	08/2015		GBP	32,595			51,165	0	(38)
	09/2015		MXN	17,090			1,095	14	0

Total Forward Foreign Currency Contracts								$35,036	$(9,905)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
GLM	Call - OTC USD versus SAR	SAR	3.756	08/05/2015	$	8,300	$18	$2

MSB	Call - OTC USD versus SAR		3.759	07/30/2015		2,700	8	0

							$26	$2

Total Purchased Options							$26	$2

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC EUR versus USD	$	1.145	07/30/2015	EUR	20,759	$(132)	$(125)
	Call - OTC USD versus INR	INR	65.100	07/15/2015	$	3,000	(18)	(2)
	Put - OTC USD versus JPY	JPY	80.000	02/18/2019		8,300	(472)	(52)

CBK	Put - OTC USD versus JPY		99.000	09/30/2015		1,300	(14)	0

DUB	Call - OTC USD versus ILS	ILS	4.000	07/27/2015		4,200	(33)	(1)

FBF	Call - OTC EUR versus USD	$	1.145	07/30/2015	EUR	741	(4)	(5)

GLM	Call - OTC USD versus ILS	ILS	3.980	08/04/2015	$	2,400	(20)	(2)
	Call - OTC USD versus INR	INR	64.500	07/14/2015		30,300	(206)	(37)
	Call - OTC USD versus INR		65.500	07/16/2015		200	(1)	0
	Call - OTC USD versus INR		65.500	07/24/2015		1,800	(12)	(1)

HUS	Call - OTC USD versus INR		65.000	07/02/2015		2,900	(16)	0

JPM	Put - OTC USD versus INR		61.500	07/15/2015		2,500	(13)	0
	Call - OTC USD versus INR		65.000	07/15/2015		2,500	(22)	(1)

SOG	Put - OTC USD versus JPY	JPY	109.000	11/19/2015		2,200	(37)	(3)

UAG	Call - OTC USD versus INR	INR	65.400	07/16/2015		2,800	(17)	(1)
	Put - OTC USD versus JPY	JPY	100.000	07/03/2015		1,900	(13)	0

							$(1,030)	$(230)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.450%	07/27/2015	$	160,000	$(324)	$(122)

Total Written Options								$(1,354)	$(352)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	0	$1,295,500	AUD	11,500	EUR	78,700	$(8,115)
Sales	1,071	926,800		0		21,500	(3,445)
Closing Buys	(394)	(1,188,500)		0		0	6,043
Expirations	(677)	(663,100)		(7,400)		(49,500)	3,390
Exercised	0	(144,400)		(4,100)		(29,200)	773

Balance at End of Period	0	$226,300	AUD	0	EUR	21,500	$(1,354)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.630%	EUR	5,200	$113	$(16)	$97	$0
	Brazil Government International Bond	1.000%	09/20/2015	0.841%	$	800	(4)	4	0	0
	China Government International Bond	1.000%	06/20/2019	0.690%		2,800	21	13	34	0
	MetLife, Inc.	1.000%	06/20/2017	0.269%		1,000	22	(7)	15	0
	Mexico Government International Bond	1.000%	09/20/2015	0.461%		800	7	(6)	1	0

BPS	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.630%	EUR	1,500	34	(6)	28	0

BRC	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.502%	$	3,700	59	9	68	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2023	1.079%		1,000	(29)	23	0	(6)
	Brazil Government International Bond	1.000%	09/20/2015	0.841%		5,100	(39)	42	3	0
	MetLife, Inc.	1.000%	03/20/2019	0.490%		2,700	20	31	51	0
	Mexico Government International Bond	1.000%	09/20/2015	0.461%		5,500	(36)	44	8	0
	Mexico Government International Bond	1.000%	03/20/2018	0.874%		4,300	(7)	23	16	0

CBK	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.630%	EUR	1,100	25	(5)	20	0
	Brazil Government International Bond	1.000%	09/20/2015	0.841%	$	1,600	(19)	20	1	0
	Brazil Government International Bond	1.000%	06/20/2016	0.976%		27,000	(52)	65	13	0
	HSBC Bank PLC	1.000%	03/20/2019	0.796%	EUR	3,600	(36)	67	31	0
	Mexico Government International Bond	1.000%	09/20/2016	0.566%	$	1,000	5	1	6	0

DUB	Berkshire Hathaway, Inc.	1.000%	06/20/2017	0.288%		7,300	172	(67)	105	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.502%		1,700	36	(5)	31	0
	China Government International Bond	1.000%	03/20/2019	0.648%		1,300	1	16	17	0
	China Government International Bond	1.000%	06/20/2019	0.690%		600	5	2	7	0
	Export-Import Bank of China	1.000%	12/20/2016	0.399%		2,300	(186)	207	21	0
	MetLife, Inc.	1.000%	06/20/2017	0.269%		3,800	85	(29)	56	0
	MetLife, Inc.	1.000%	03/20/2019	0.490%		1,700	29	3	32	0
	Mexico Government International Bond	1.000%	03/20/2016	0.461%		3,200	(18)	31	13	0
	Mexico Government International Bond	1.000%	06/20/2016	0.527%		7,900	19	20	39	0
	Mexico Government International Bond	1.000%	09/20/2016	0.566%		700	3	1	4	0

FBF	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.630%	EUR	200	4	0	4	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.585%	$	3,400	69	(10)	59	0
	Wendel S.A.	5.000%	12/20/2019	1.078%	EUR	300	74	(16)	58	0

GST	MetLife, Inc.	1.000%	06/20/2016	0.141%	$	3,800	65	(32)	33	0
	Mexico Government International Bond	1.000%	09/20/2016	0.566%		1,900	9	2	11	0
	Wendel S.A.	5.000%	12/20/2019	1.078%	EUR	1,000	251	(58)	193	0

HUS	Brazil Government International Bond	1.000%	09/20/2015	0.841%	$	1,000	(10)	11	1	0
	Brazil Government International Bond	1.000%	03/20/2016	0.841%		1,200	(6)	8	2	0
	Mexico Government International Bond	1.000%	09/20/2015	0.461%		1,700	13	(10)	3	0
	Mexico Government International Bond	1.000%	09/20/2016	0.566%		700	4	0	4	0

JPM	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.630%	EUR	3,800	85	(14)	71	0
	Brazil Government International Bond	1.000%	09/20/2015	0.841%	$	400	(4)	4	0	0
	China Government International Bond	1.000%	06/20/2019	0.690%		3,000	15	22	37	0
	Mexico Government International Bond	1.000%	09/20/2016	0.566%		800	4	0	4	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.585%		5,000	102	(15)	87	0
	PSEG Power LLC	1.000%	12/20/2018	0.656%		1,700	11	9	20	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.630%	EUR	3,400	$78	$(15)	$63	$0
	BP Capital Markets America, Inc.	1.000%	03/20/2020	0.666%		2,800	47	2	49	0
	Brazil Government International Bond	1.000%	09/20/2015	0.841%	$	400	(2)	2	0	0
	Wendel S.A.	5.000%	12/20/2019	1.078%	EUR	1,600	397	(89)	308	0

UAG	Brazil Government International Bond	1.000%	09/20/2015	0.841%	$	500	(5)	5	0	0

							$1,431	$287	$1,724	$(6)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	$4,629	$ (23)	$21	$0	$(2)

GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	193	0	2	2	0

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	386	0	5	5	0

					$ (23)	$28	$7	$(2)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	1-Year BRL-CDI	11.470%	01/02/2017	BRL	8,300	$(2)	$(50)	$0	$(52)

GLM	Pay	1-Year BRL-CDI	11.470%	01/02/2017		25,600	36	(195)	0	(159)
	Pay	1-Year BRL-CDI	13.000%	01/02/2018		1,100	0	0	0	0

HUS	Pay	28-Day MXN-TIIE	5.500%	06/11/2018	MXN	2,700	0	5	5	0

							$34	$(240)	$5	$(211)

Total Swap Agreements							$1,442	$75	$1,736	$(219)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(k)	Securities with an aggregate market value of $377 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$0	$0	$147	$147	$(177)	$(179)	$0	$(356)	$(209)	$0	$(209)
BPS	8,715	0	28	8,743	(587)	0	0	(587)	8,156	(8,870)	(714)
BRC	34	0	146	180	0	0	(6)	(6)	174	(230)	(56)
CBK	858	0	71	929	(757)	(122)	0	(879)	50	296	346
DUB	7,650	0	325	7,975	(3,796)	(1)	(52)	(3,849)	4,126	(6,460)	(2,334)
FBF	1,642	0	121	1,763	(795)	(5)	(2)	(802)	961	(849)	112
GLM	1,576	2	0	1,578	(112)	(40)	(159)	(311)	1,267	(1,090)	177
GST	0	0	239	239	0	0	0	0	239	(270)	(31)
HUS	90	0	15	105	(62)	0	0	(62)	43	0	43

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
JPM	$5,291	$0	$224	$5,515	$(1,305)	$(1)	$0	$(1,306)	$4,209	$(4,036)	$173
MSB	7,341	0	0	7,341	(1,200)	0	0	(1,200)	6,141	(6,480)	(339)
MYC	0	0	420	420	0	0	0	0	420	(280)	140
SCX	473	0	0	473	(644)	0	0	(644)	(171)	81	(90)
SOG	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
UAG	1,366	0	0	1,366	(470)	(1)	0	(471)	895	(770)	125

Total Over the Counter	$35,036	$2	$1,736	$36,774	$(9,905)	$(352)	$(219)	$(10,476)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,747	$1,747
Swap Agreements	0	0	0	0	819	819

	$0	$0	$0	$0	$2,566	$2,566

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$35,036	$0	$35,036
Purchased Options	0	0	0	2	0	2
Swap Agreements	0	1,731	0	0	5	1,736

	$0	$1,731	$0	$35,038	$5	$36,774

	$0	$1,731	$0	$35,038	$2,571	$39,340

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$488	$488
Swap Agreements	0	0	0	0	153	153

	$0	$0	$0	$0	$641	$641

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,905	$0	$9,905
Written Options	0	0	0	230	122	352
Swap Agreements	0	8	0	0	211	219

	$0	$8	$0	$10,135	$333	$10,476

	$0	$8	$0	$10,135	$974	$11,117

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$333	$333
Futures	0	0	0	0	(4,977)	(4,977)
Swap Agreements	0	48	0	0	(1,231)	(1,183)

	$0	$48	$0	$0	$(5,875)	$(5,827)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$36,370	$0	$36,370
Purchased Options	0	0	0	21	(372)	(351)
Written Options	0	108	0	(358)	3,430	3,180
Swap Agreements	0	(1,605)	0	0	(237)	(1,842)

	$0	$(1,497)	$0	$36,033	$2,821	$37,357

	$0	$(1,449)	$0	$36,033	$(3,054)	$31,530

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$693	$693
Swap Agreements	0	42	0	0	492	534

	$0	$42	$0	$0	$1,185	$1,227

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,691)	$0	$(4,691)
Purchased Options	0	0	0	(24)	661	637
Written Options	0	(106)	0	(323)	(372)	(801)
Swap Agreements	0	2,969	0	0	1,168	4,137

	$0	$2,863	$0	$(5,038)	$1,457	$(718)

	$0	$2,905	$0	$(5,038)	$2,642	$509

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$21,178	$0	$21,178
Corporate Bonds & Notes
Banking & Finance	0	562,739	0	562,739
Industrials	0	248,123	0	248,123
Utilities	0	127,142	0	127,142
Municipal Bonds & Notes
California	0	10,606	0	10,606
New Jersey	0	9,474	0	9,474
Texas	0	363	0	363
U.S. Government Agencies	0	237,489	1	237,490
U.S. Treasury Obligations	0	340,312	0	340,312
Mortgage-Backed Securities	0	175,998	462	176,460
Asset-Backed Securities	0	270,881	0	270,881
Sovereign Issues	0	164,261	0	164,261
Short-Term Instruments
Certificates of Deposit	0	16,841	0	16,841
Commercial Paper	0	24,827	0	24,827
Repurchase Agreements	0	2,754	0	2,754
U.S. Treasury Bills	0	2,034	0	2,034
	$0	$2,215,022	$463	$2,215,485

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Affiliates, at Value
Short Term Instruments
Central Funds Used for Cash Management Purposes	$22,039	$0	$0	$22,039

Total Investments	$22,039	$2,215,022	$463	$2,237,524

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(4,182)	$0	$(4,182)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,747	819	0	2,566
Over the counter	0	36,774	0	36,774
	$1,747	$37,593	$0	$39,340

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(488)	(153)	0	(641)
Over the counter	0	(10,476)	0	(10,476)
	$(488)	$(10,629)	$0	$(11,117)

Totals	$23,298	$2,237,804	$463	$2,261,565

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	23

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on,

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing

Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans, assignments of all or a portion of loans from third parties, or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2015, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional

(i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Fund is money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Fund for the period ended June 30, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV III Portfolio

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$186,362	$558,996	$(723,400)	$(869)	$950	$22,039	$96	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the

Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the

Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The

Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit,

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the trade agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the

Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the

Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries, administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plans for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer

SEMIANNUAL REPORT	JUNE 30, 2015	37

Notes to Financial Statements (Cont.)

who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$93,159	$48,898

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,368,883	$1,077,159	$553,198	$342,873

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	51	$535	115	$1,217
Administrative Class	7,439	79,009	34,121	363,560
Advisor Class	6,695	71,061	13,683	145,639
Issued as reinvestment of distributions
Institutional Class	8	87	57	607
Administrative Class	1,034	10,968	1,654	17,615
Advisor Class	465	4,934	626	6,660
Cost of shares redeemed
Institutional Class	(618)	(6,577)	(4,411)	(46,929)
Administrative Class	(26,497)	(281,721)	(38,068)	(405,306)
Advisor Class	(6,064)	(64,460)	(11,304)	(120,374)
Net increase (decrease) resulting from Portfolio share transactions	(17,487)	$(186,164)	(3,527)	$(37,311)

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

As of June 30, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 46% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$2,260,134	$12,308	$(34,918)	$(22,610)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	39

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BOS	Banc of America Securities LLC	GRE	RBS Securities, Inc.	SCX	Standard Chartered Bank
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	SOG	Societe Generale
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
BSN	Bank of Nova Scotia	HUS	HSBC Bank USA N.A.	TDM	TD Securities (USA) LLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	JPY	Japanese Yen
BRL	Brazilian Real	GBP	British Pound	MXN	Mexican Peso
CAD	Canadian Dollar	ILS	Israeli Shekel	SAR	Saudi Riyal
CHF	Commercial Mortgage-Backed Index	INR	Indian Rupee	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.IG	Credit Derivatives Index - High Yield	CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
ALT	Alternate Loan Trust	FDIC	Federal Deposit Insurance Corp.	REMIC	Real Estate Mortgage Investment Conduit
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio

40	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	41

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT51SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Low Duration Portfolio

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO VARIABLE INSURANCE TRUST

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and

Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

SEMIANNUAL REPORT	JUNE 30, 2015	5

PIMCO Low Duration Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	41.9%
U.S. Treasury Obligations	15.2%
Asset-Backed Securities	12.1%
U.S. Government Agencies	10.6%
Mortgage-Backed Securities	7.9%
Sovereign Issues	7.3%
Short-Term Instruments‡	3.1%
Other	1.9%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	Class Inception (03/31/2006)
PIMCO Low Duration Portfolio Advisor Class	0.67%	0.22%	2.04%	3.91%
The BofA Merrill Lynch 1-3 Year U.S. Treasury IndexSM±	0.67%	0.88%	0.82%	2.59%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Advisor Class shares.

± The BofA Merrill Lynch 1-3 Year U.S. Treasury IndexSM is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$1,006.70	$1,020.91
Expenses Paid During Period†	$3.76	$3.79
Net Annualized Expense Ratio	0.76%	0.76%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»	Exposure to investment grade credit benefited performance as these securities generally posted positive total returns during the reporting period.

»	Exposure to high yield credit benefited performance as these securities generally posted positive total returns during the reporting period.

»	Holdings of U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited performance as these securities outperformed nominal government bonds during the reporting period.

»	Exposure to U.S. dollar-denominated emerging market bonds benefited performance as these securities generally posted positive total returns during the reporting period.

»	Short exposure to the Japanese yen and the euro benefited performance as both currencies depreciated relative to the U.S. dollar during the reporting period.

»

An underweight to U.S. duration (or sensitivity to changes in market interest rates) detracted from relative performance as income and carry (or the rate of interest earned by holding the respective securities) in the Portfolio reduced over the reporting period relative to the BofA Merrill Lynch 1-3 Year U.S. Treasury Index, the Portfolio’s benchmark index.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Low Duration Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Advisor Class
Net asset value beginning of year or period	$10.58	$10.61	$10.78	$10.38	$10.44	$10.11
Net investment income (a)	0.06	0.09	0.07	0.13	0.13	0.13
Net realized/unrealized gain (loss)	0.01	(0.01)	(0.10)	0.46	(0.02)	0.39
Total from Investment Operations	0.07	0.08	(0.03)	0.59	0.11	0.52
Dividends from net investment income	(0.08)	(0.11)	(0.14)	(0.19)	(0.17)	(0.16)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	0.00	(0.03)
Total distributions	(0.08)	(0.11)	(0.14)	(0.19)	(0.17)	(0.19)
Net asset value end of year or period	$10.57	$10.58	$10.61	$10.78	$10.38	$10.44
Total return	0.67%	0.75%	(0.23)%	5.75%	1.01%	5.18%
Net assets end of year or period (000s)	$658,298	$647,468	$617,374	$532,901	$388,854	$279,176
Ratio of expenses to average net assets	0.76%*	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets excluding interest expense	0.75%*	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	1.18%*	0.80%	0.69%	1.18%	1.27%	1.23%
Portfolio turnover rate	75%	208%	316%	647%	456%	351%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	7

Statement of Assets and Liabilities PIMCO Low Duration Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$2,215,485
Investments in Affiliates	22,039
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,566
Over the counter	36,774
Cash	3
Deposits with counterparty	4,854
Foreign currency, at value	3,394
Receivable for Investments sold~	280,376
Receivable for Portfolio shares sold	1,805
Interest receivable	7,181
Dividends receivable from Affiliates	2
Total Assets	2,574,479

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$38,067
Payable for sale-buyback transactions	56,813
Payable for short sales	4,182
Financial Derivative Instruments
Exchange-traded or centrally cleared	641
Over the counter	10,476
Payable for investments purchased~	477,323
Payable for investments in Affiliates purchased	2
Deposits from counterparty	29,335
Payable for Portfolio shares redeemed	1,217
Accrued investment advisory fees	401
Accrued supervisory and administrative fees	401
Accrued distribution fees	134
Accrued servicing fees	159
Other liabilities	10
Total Liabilities	619,161

Net Assets	$1,955,318

Net Assets Consist of:
Paid in capital	$1,960,693
Undistributed net investment income	33,850
Accumulated undistributed net realized (loss)	(42,184)
Net unrealized appreciation	2,959
$1,955,318

Net Assets:
Institutional Class	$7,665
Administrative Class	1,289,355
Advisor Class	658,298

Shares Issued and Outstanding:
Institutional Class	725
Administrative Class	121,966
Advisor Class	62,272

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.57
Administrative Class	10.57
Advisor Class	10.57

Cost of Investments in securities	$2,236,592
Cost of Investments in Affiliates	$22,041
Cost of Foreign Currency Held	$3,419
Proceeds Received on Short Sales	$4,197
Cost or Premiums of Financial Derivative Instruments, net	$114

* Includes repurchase agreements of:	$2,754

~	A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Low Duration Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$19,190
Dividends from Investments in Affiliates	96
Total Income	19,286

Expenses:
Investment advisory fees	2,534
Supervisory and administrative fees	2,535
Servicing fees - Administrative Class	1,031
Distribution and/or servicing fees - Advisor Class	802
Trustee fees	14
Interest expense	77
Miscellaneous expense	3
Total Expenses	6,996

Net Investment Income	12,290

Net Realized Gain (Loss):
Investments in securities	(52,350)
Investments in Affiliates	(869)
Exchange-traded or centrally cleared financial derivative instruments	(5,827)
Over the counter financial derivative instruments	37,357
Foreign currency	1,815

Net Realized (Loss)	(19,874)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	20,921
Investments in Affiliates	950
Exchange-traded or centrally cleared financial derivative instruments	1,227
Over the counter financial derivative instruments	(718)
Foreign currency assets and liabilities	12

Net Change in Unrealized Appreciation	22,392

Net Increase in Net Assets Resulting from Operations	$14,808

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statements of Changes in Net Assets PIMCO Low Duration Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$12,290	$19,646
Net realized gain (loss)	(19,874)	20,561
Net change in unrealized appreciation	22,392	(21,423)

Net Increase in Net Assets Resulting from Operations	14,808	18,784

Distributions to Shareholders:
From net investment income
Institutional Class	(87)	(607)
Administrative Class	(10,968)	(17,615)
Advisor Class	(4,934)	(6,660)

Total Distributions	(15,989)	(24,882)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(186,164)	(37,311)

Total (Decrease) in Net Assets	(187,345)	(43,409)

Net Assets:
Beginning of period	2,142,663	2,186,072
End of period*	$1,955,318	$2,142,663

* Including undistributed net investment income of:	$33,850	$37,549

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 113.3%

BANK LOAN OBLIGATIONS 1.1%
Chrysler Group LLC
3.500% due 05/24/2017		$2,969	$2,970
H.J. Heinz Co.
3.250% due 06/05/2020		15,215	15,236
HCA, Inc.
2.937% due 03/31/2017		2,970	2,972

Total Bank Loan Obligations (Cost $21,155)			21,178

CORPORATE BONDS & NOTES 48.0%

BANKING & FINANCE 28.8%
ABN AMRO Bank NV
1.800% due 06/04/2018		4,300	4,302
AerCap Ireland Capital Ltd.
2.750% due 05/15/2017		3,800	3,786
Ally Financial, Inc.
2.750% due 01/30/2017		6,360	6,347
3.125% due 01/15/2016		2,200	2,211
3.250% due 02/13/2018		3,300	3,283
3.500% due 07/18/2016		3,400	3,459
6.250% due 12/01/2017		2,000	2,140
American Tower Corp.
2.800% due 06/01/2020		7,400	7,299
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		1,600	1,601
Banco Popolare SC
3.500% due 03/14/2019	EUR	9,700	11,114
Banco Santander Chile
3.750% due 09/22/2015		$2,900	2,912
Bank of America Corp.
1.046% due 09/15/2026		900	829
1.500% due 10/09/2015		1,800	1,804
2.650% due 04/01/2019		1,200	1,214
4.750% due 08/01/2015		4,526	4,539
5.650% due 05/01/2018		2,300	2,527
6.500% due 08/01/2016		6,500	6,858
6.875% due 11/15/2018		2,700	3,099
Bank of America N.A.
0.586% due 06/15/2017		23,900	23,731
0.745% due 11/14/2016		3,900	3,903
Bankia S.A.
0.198% due 01/25/2016	EUR	2,000	2,229
BB&T Corp.
0.990% due 01/15/2020		$5,100	5,093
BBVA Bancomer S.A.
4.500% due 03/10/2016		6,100	6,243
BBVA U.S. Senior S.A.U.
4.664% due 10/09/2015		2,500	2,524
Bear Stearns Cos. LLC
6.400% due 10/02/2017		1,100	1,211
BPCE S.A.
0.846% due 11/18/2016		500	501
0.891% due 06/23/2017		400	400
1.371% due 03/06/2017	GBP	2,300	3,630
1.625% due 02/10/2017		$2,100	2,120
Caterpillar Financial Services Corp.
2.250% due 12/01/2019		1,300	1,311
CIT Group, Inc.
4.250% due 08/15/2017		7,100	7,224
5.000% due 05/15/2017		9,700	10,027
Citigroup, Inc.
0.967% due 04/27/2018		18,200	18,157
1.237% due 07/25/2016		15,400	15,448
1.350% due 03/10/2017		2,500	2,498

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Agricole S.A.
1.252% due 06/10/2020		$11,700	$11,707
Dexia Credit Local S.A.
0.656% due 11/07/2016		4,500	4,513
Eksportfinans ASA
1.570% due 02/14/2018	JPY	500,000	3,968
2.000% due 09/15/2015		$1,100	1,101
2.375% due 05/25/2016		6,000	6,015
5.500% due 05/25/2016		5,700	5,871
5.500% due 06/26/2017		3,000	3,187
First Horizon National Corp.
5.375% due 12/15/2015		900	914
Ford Motor Credit Co. LLC
0.726% due 11/08/2016		7,500	7,485
1.186% due 06/15/2018		6,000	6,008
1.209% due 11/04/2019		5,500	5,487
1.700% due 05/09/2016		2,100	2,103
2.375% due 01/16/2018		3,475	3,508
3.000% due 06/12/2017		2,700	2,763
5.625% due 09/15/2015		1,600	1,615
5.750% due 02/01/2021		600	674
8.000% due 12/15/2016		2,600	2,834
General Motors Financial Co., Inc.
1.631% due 04/10/2018		4,600	4,638
1.835% due 01/15/2020		3,900	3,904
2.750% due 05/15/2016		5,000	5,061
3.000% due 09/25/2017		5,000	5,109
4.750% due 08/15/2017		2,000	2,112
Goldman Sachs Group, Inc.
1.374% due 11/15/2018		1,292	1,305
1.437% due 04/23/2020		20,000	20,219
1.478% due 04/30/2018		5,200	5,258
1.884% due 11/29/2023		1,700	1,731
6.000% due 06/15/2020		2,000	2,285
7.500% due 02/15/2019		600	705
Hana Bank
4.000% due 11/03/2016		1,600	1,657
Harley-Davidson Financial Services, Inc.
2.700% due 03/15/2017		400	409
HBOS PLC
0.982% due 09/30/2016		4,155	4,155
HSBC Bank PLC
0.914% due 05/15/2018		500	502
HSBC Finance Corp.
0.713% due 06/01/2016		7,000	6,990
HSBC USA, Inc.
0.887% due 11/13/2019		12,900	12,863
2.375% due 11/13/2019		3,800	3,788
Hutchison Whampoa International Ltd.
1.625% due 10/31/2017		7,000	6,985
Industrial Bank of Korea
2.375% due 07/17/2017		2,200	2,237
3.750% due 09/29/2016		3,400	3,505
International Lease Finance Corp.
2.236% due 06/15/2016		5,500	5,507
5.750% due 05/15/2016		3,535	3,628
6.250% due 05/15/2019		2,250	2,438
8.625% due 09/15/2015		10,500	10,644
Intesa Sanpaolo SpA
2.375% due 01/13/2017		5,900	5,931
3.125% due 01/15/2016		9,645	9,720
JPMorgan Chase & Co.
0.726% due 11/18/2016		5,800	5,804
0.793% due 03/01/2018		3,000	2,993
1.068% due 05/30/2017	GBP	6,300	9,775
1.232% due 01/23/2020		$4,500	4,546

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		$1,000	$1,091
Kookmin Bank
1.152% due 01/27/2017		10,000	10,054
LeasePlan Corp. NV
2.500% due 05/16/2018		300	300
3.000% due 10/23/2017		1,200	1,225
Lloyds Bank PLC
0.825% due 05/14/2018		8,000	8,017
Metropolitan Life Global Funding
1.300% due 04/10/2017		3,600	3,609
MUFG Americas Holdings Corp.
0.849% due 02/09/2018		3,500	3,507
MUFG Union Bank N.A.
0.679% due 05/05/2017		6,600	6,593
Navient Corp.
6.000% due 01/25/2017		1,000	1,042
6.250% due 01/25/2016		1,407	1,437
8.780% due 09/15/2016	MXN	49,700	3,213
Nordea Bank AB
0.643% due 04/04/2017		$4,900	4,906
Novo Banco S.A.
2.625% due 05/08/2017	EUR	3,500	3,809
5.875% due 11/09/2015		6,900	7,712
Pacific Life Global Funding
2.080% due 06/02/2018		$3,500	3,402
Pricoa Global Funding
1.350% due 08/18/2017		23,600	23,531
Prudential Covered Trust
2.997% due 09/30/2015		2,310	2,322
Qatari Diar Finance Co.
3.500% due 07/21/2015		4,300	4,302
QNB Finance Ltd.
3.125% due 11/16/2015		9,200	9,273
Rabobank Group
0.562% due 11/23/2016		3,300	3,303
Santander Bank N.A.
1.206% due 01/12/2018		6,200	6,198
Shinhan Bank
0.924% due 04/08/2017		13,600	13,594
Springleaf Finance Corp.
6.500% due 09/15/2017		4,900	5,151
Sumitomo Mitsui Banking Corp.
0.856% due 01/16/2018		12,300	12,307
Synchrony Financial
1.509% due 02/03/2020		5,600	5,631
U.S. Bank N.A.
2.282% due 04/29/2020		3,000	3,006
UBS AG
0.843% due 06/01/2017		6,500	6,486
Wachovia Corp.
0.645% due 10/15/2016		5,000	4,984
WEA Finance LLC
1.750% due 09/15/2017		1,000	1,003

			562,739

INDUSTRIALS 12.7%
Actavis Funding SCS
1.368% due 03/12/2018		1,700	1,708
1.543% due 03/12/2020		5,300	5,365
2.450% due 06/15/2019		300	299
Actavis, Inc.
1.875% due 10/01/2017		2,800	2,804
Amgen, Inc.
2.125% due 05/15/2017		3,695	3,754
2.200% due 05/22/2019		2,700	2,693
2.500% due 11/15/2016		2,400	2,445

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Anglo American Capital PLC
2.625% due 04/03/2017		$200	$201
Barrick Gold Corp.
6.950% due 04/01/2019		300	348
BAT International Finance PLC
0.796% due 06/15/2018		9,200	9,201
1.850% due 06/15/2018		1,600	1,604
Becton Dickinson and Co.
0.736% due 06/15/2016		10,500	10,507
1.800% due 12/15/2017		2,100	2,101
2.675% due 12/15/2019		900	900
Boston Scientific Corp.
2.850% due 05/15/2020		1,300	1,299
5.125% due 01/12/2017		1,500	1,580
Canadian Natural Resources Ltd.
0.657% due 03/30/2016		1,100	1,098
1.750% due 01/15/2018		1,200	1,192
Cardinal Health, Inc.
1.950% due 06/15/2018		1,000	1,002
CNPC General Capital Ltd.
1.450% due 04/16/2016		3,400	3,407
Colorado Interstate Gas Co. LLC
6.800% due 11/15/2015		400	409
ConocoPhillips Co.
1.176% due 05/15/2022		3,500	3,531
Cox Communications, Inc.
9.375% due 01/15/2019		400	488
Daimler Finance North America LLC
0.632% due 03/10/2017		11,400	11,400
0.704% due 03/02/2018		2,700	2,697
2.375% due 08/01/2018		900	912
DISH DBS Corp.
4.625% due 07/15/2017		4,700	4,853
Dominion Gas Holdings LLC
2.500% due 12/15/2019		2,300	2,325
Florida Gas Transmission Co. LLC
4.000% due 07/15/2015		1,700	1,701
Freeport-McMoRan, Inc.
2.300% due 11/14/2017		1,400	1,398
General Mills, Inc.
0.579% due 01/29/2016		8,900	8,901
Georgia-Pacific LLC
2.539% due 11/15/2019		4,400	4,397
5.400% due 11/01/2020		2,400	2,680
Gilead Sciences, Inc.
2.350% due 02/01/2020		800	803
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,300	775
4.500% due 12/06/2016	JPY	29,000	134
HJ Heinz Co.
2.000% due 07/02/2018 (a)		$2,300	2,300
Humana, Inc.
7.200% due 06/15/2018		1,200	1,381
Hyundai Capital America
1.450% due 02/06/2017		950	947
1.875% due 08/09/2016		300	302
Imperial Tobacco Finance PLC
2.050% due 02/11/2018		1,250	1,244
Kinder Morgan Energy Partners LP
2.650% due 02/01/2019		500	496
9.000% due 02/01/2019		300	360
Kinder Morgan, Inc.
3.050% due 12/01/2019		4,000	3,996
7.000% due 06/15/2017		1,500	1,632
7.250% due 06/01/2018		400	451
KLA-Tencor Corp.
2.375% due 11/01/2017		500	504

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.375% due 11/01/2019		$150	$154
Korea National Oil Corp.
4.000% due 10/27/2016		7,200	7,461
Kroger Co.
0.804% due 10/17/2016		5,600	5,604
Medtronic, Inc.
1.086% due 03/15/2020		6,300	6,370
1.375% due 04/01/2018		2,900	2,888
Merck & Co., Inc.
0.654% due 02/10/2020		5,700	5,677
Merck Sharp & Dohme Corp.
5.000% due 06/30/2019		1,400	1,559
MGM Resorts International
6.625% due 07/15/2015		2,700	2,703
6.875% due 04/01/2016		500	519
7.500% due 06/01/2016		7,700	8,047
10.000% due 11/01/2016		400	436
Mylan, Inc.
2.550% due 03/28/2019		2,100	2,082
NBCUniversal Enterprise, Inc.
0.812% due 04/15/2016		100	100
Nissan Motor Acceptance Corp.
1.000% due 03/15/2016		800	802
1.800% due 03/15/2018		200	200
1.950% due 09/12/2017		400	403
2.350% due 03/04/2019		200	202
Pearson Dollar Finance PLC
6.250% due 05/06/2018		600	663
Pioneer Natural Resources Co.
6.875% due 05/01/2018		300	337
QUALCOMM, Inc.
3.000% due 05/20/2022		4,600	4,580
Reynolds American, Inc.
2.300% due 06/12/2018		1,800	1,815
Rock-Tenn Co.
4.450% due 03/01/2019		400	425
SABMiller Holdings, Inc.
2.200% due 08/01/2018		1,300	1,315
2.450% due 01/15/2017		500	508
3.750% due 01/15/2022		200	207
SABMiller PLC
6.500% due 07/15/2018		300	339
Sinopec Group Overseas Development Ltd.
2.750% due 05/17/2017		6,000	6,108
Southern Natural Gas Co. LLC
5.900% due 04/01/2017		300	320
Southwest Airlines Co.
2.750% due 11/06/2019		6,300	6,393
Southwestern Energy Co.
3.300% due 01/23/2018		700	718
4.050% due 01/23/2020		2,800	2,878
Telefonica Emisiones S.A.U.
0.931% due 06/23/2017		13,000	12,972
5.375% due 02/02/2018	GBP	1,300	2,208
6.421% due 06/20/2016		$1,600	1,673
Thermo Fisher Scientific, Inc.
1.300% due 02/01/2017		6,600	6,591
Time Warner Cable, Inc.
5.850% due 05/01/2017		700	748
6.750% due 07/01/2018		1,800	2,007
8.750% due 02/14/2019		1,100	1,307
Time Warner, Inc.
3.150% due 07/15/2015		11,600	11,612
UnitedHealth Group, Inc.
1.400% due 12/15/2017		1,000	998
Volkswagen Group of America Finance LLC
0.716% due 11/20/2017		7,500	7,516

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.450% due 11/20/2019	$4,200	$4,215
Volkswagen International Finance NV
2.125% due 11/20/2018	1,700	1,714
Walgreens Boots Alliance, Inc.
0.726% due 05/18/2016	4,500	4,500
1.750% due 11/17/2017	1,700	1,707
Whirlpool Corp.
1.650% due 11/01/2017	1,100	1,104
Woodside Finance Ltd.
3.650% due 03/05/2025	950	913

		248,123

UTILITIES 6.5%
AES Corp.
3.283% due 06/01/2019	600	602
AT&T, Inc.
0.702% due 03/30/2017	6,800	6,779
1.212% due 06/30/2020	12,300	12,363
2.950% due 05/15/2016	900	915
3.000% due 06/30/2022	2,200	2,125
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	700	715
Consumers Energy Co.
6.700% due 09/15/2019	200	235
Dayton Power & Light Co.
1.875% due 09/15/2016	1,000	1,006
DTE Energy Co.
2.400% due 12/01/2019	3,700	3,701
Electricite de France S.A.
6.500% due 01/26/2019	100	115
Exelon Corp.
1.550% due 06/09/2017	900	901
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018	1,500	1,625
KT Corp.
1.750% due 04/22/2017	3,700	3,700
Ooredoo International Finance Ltd.
3.375% due 10/14/2016	2,300	2,359
Orange S.A.
2.750% due 09/14/2016	2,500	2,546
Petrobras Global Finance BV
1.896% due 05/20/2016	700	691
2.000% due 05/20/2016	2,000	1,981
2.643% due 03/17/2017	6,400	6,283
3.250% due 03/17/2017	1,500	1,480
3.500% due 02/06/2017	1,200	1,190
4.875% due 03/17/2020	4,400	4,195
5.750% due 01/20/2020	2,000	1,987
7.875% due 03/15/2019	2,200	2,342
Plains All American Pipeline LP
8.750% due 05/01/2019	700	855
Sinopec Group Overseas Development Ltd.
1.191% due 04/10/2019	11,000	10,990
Sprint Communications, Inc.
9.125% due 03/01/2017	14,800	16,058
Verizon Communications, Inc.
0.681% due 06/09/2017	7,000	6,987
1.816% due 09/15/2016	6,194	6,272
2.036% due 09/14/2018	15,800	16,358
2.500% due 09/15/2016	8,641	8,783
2.625% due 02/21/2020	900	898
3.650% due 09/14/2018	100	105

		127,142

Total Corporate Bonds & Notes (Cost $943,885)		938,004

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 1.0%

CALIFORNIA 0.5%
University of California Revenue Bonds, Series 2011
0.684% due 07/01/2041	$10,600	$10,606

NEW JERSEY 0.5%
New Jersey Economic Development Authority Revenue Notes, Series 2014
1.096% due 06/15/2016	9,525	9,474

TEXAS 0.0%
North Texas Higher Education Authority, Inc. Revenue Bonds, Series 2011
1.374% due 04/01/2040	359	363

Total Municipal Bonds & Notes (Cost $20,493)		20,443

U.S. GOVERNMENT AGENCIES 12.1%
Fannie Mae
0.247% due 12/25/2036 - 07/25/2037	629	595
0.537% due 09/25/2042 - 03/25/2044	438	436
0.687% due 12/25/2022	57	57
0.987% due 04/25/2023	60	62
1.000% due 01/25/2043	514	498
1.037% due 02/25/2023	3	3
1.085% due 06/17/2027	33	34
1.087% due 05/25/2022	6	6
1.346% due 07/01/2042 - 06/01/2043	342	351
1.396% due 09/01/2041	228	234
1.546% due 09/01/2040	1	1
1.955% due 11/01/2035	56	59
2.032% due 09/01/2035	397	422
2.151% due 07/01/2035	61	65
4.000% due 08/01/2045	162,000	171,046
4.350% due 12/01/2036	19	20
4.500% due 03/01/2018 - 09/01/2045	31,048	33,316
4.533% due 09/01/2034	12	13
5.000% due 05/01/2027 - 07/01/2045	384	423
5.500% due 12/01/2027 - 12/01/2028	965	1,083
5.792% due 12/25/2042	8	9
6.000% due 03/01/2017 - 01/01/2039	4,072	4,667
6.500% due 04/01/2036	119	137
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	1,643	1,683
Federal Housing Administration
7.430% due 10/01/2020	1	1
Freddie Mac
0.227% due 12/25/2036	828	826
0.447% due 08/25/2031	143	140
0.586% due 06/15/2018	11	11
1.346% due 02/25/2045	294	299
2.000% due 11/15/2026	10,838	11,008
2.271% due 09/01/2035	396	423
2.348% due 07/01/2035	136	145
5.000% due 05/01/2024 - 12/01/2041	652	722
5.500% due 12/01/2022 - 08/15/2030	1	1
6.500% due 07/25/2043	61	71

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.383% due 08/15/2044		$5,749	$6,587
Ginnie Mae
1.930% due 02/20/2041		1,136	1,144
6.000% due 09/15/2017		338	349
Small Business Administration
5.600% due 09/01/2028		489	543

Total U.S. Government Agencies (Cost $236,887)			237,490

U.S. TREASURY OBLIGATIONS 17.4%
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2018 (g)		172,776	175,394
0.125% due 04/15/2019 (g)(i)		117,195	118,614
0.625% due 07/15/2021		22,463	23,178
0.750% due 02/15/2042 (k)		1,885	1,721
1.125% due 01/15/2021		10,274	10,864
1.250% due 07/15/2020		4,122	4,409
1.375% due 02/15/2044		5,786	6,132

Total U.S. Treasury Obligations (Cost $341,514)			340,312

MORTGAGE-BACKED SECURITIES 9.0%
ACAEC Trust
0.287% due 06/15/2024	EUR	19	21
Adjustable Rate Mortgage Trust
2.758% due 09/25/2035		$1,072	948
Alba PLC
2.821% due 12/16/2042	GBP	1,353	2,137
American Home Mortgage Investment Trust
2.069% due 10/25/2034		$244	245
2.423% due 02/25/2045		160	160
Banc of America Commercial Mortgage Trust
5.617% due 07/10/2046		2,087	2,164
5.634% due 04/10/2049		59	59
5.732% due 04/10/2049		2,517	2,662
Banc of America Funding Trust
0.467% due 07/25/2037		1,165	1,017
2.933% due 01/20/2047 ^		471	401
Banc of America Mortgage Trust
2.686% due 08/25/2034		2,320	2,293
2.717% due 07/25/2034		751	761
2.782% due 05/25/2033		437	442
6.500% due 10/25/2031		6	7
BCAP LLC Trust
0.355% due 09/26/2035		519	515
Bear Stearns Adjustable Rate Mortgage Trust
2.260% due 08/25/2035		1,191	1,199
2.511% due 04/25/2033		5	5
2.515% due 03/25/2035		1,378	1,384
2.522% due 01/25/2035		195	188
2.595% due 02/25/2033		1	1
2.724% due 01/25/2034		24	24
2.738% due 01/25/2035		3,718	3,642
2.973% due 07/25/2034		321	313
Bear Stearns ALT-A Trust
0.347% due 02/25/2034		465	426
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		339	356
Bear Stearns Structured Products, Inc. Trust
2.331% due 12/26/2046		603	462
2.577% due 01/26/2036		1,085	877
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.467% due 01/25/2035		77	70
Citigroup Commercial Mortgage Trust
6.349% due 12/10/2049		826	891

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
2.633% due 08/25/2035 ^		$733	$537
2.660% due 05/25/2035		182	181
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049		15,803	16,559
5.481% due 01/15/2046		3,422	3,472
Countrywide Alternative Loan Trust
0.367% due 05/25/2047		579	493
6.000% due 10/25/2033		13	14
Countrywide Home Loan Mortgage Pass-Through Trust
2.330% due 02/20/2036		570	494
2.428% due 11/20/2034		1,324	1,277
2.429% due 11/25/2034		657	625
2.494% due 02/20/2035		1,000	990
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		3,626	3,786
5.448% due 01/15/2049		10	10
5.860% due 03/15/2039		13,327	13,628
6.000% due 06/15/2038		5,012	5,136
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032		1	1
Credit Suisse Mortgage Capital Certificates
2.569% due 09/26/2047		594	586
2.580% due 09/27/2036		5,038	5,059
DBRR Trust
0.853% due 02/25/2045		78	78
Deco Pan Europe Ltd.
0.208% due 04/27/2018	EUR	629	693
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
2.740% due 06/26/2035		$330	329
Eurosail PLC
0.147% due 12/10/2044	EUR	180	192
1.271% due 09/13/2045	GBP	1,171	1,805
1.521% due 06/13/2045		9,300	14,367
Extended Stay America Trust
2.958% due 12/05/2031		$500	502
First Horizon Alternative Mortgage Securities Trust
2.196% due 09/25/2034		1,358	1,332
First Horizon Mortgage Pass-Through Trust
2.625% due 02/25/2035		2,268	2,270
2.677% due 08/25/2035		398	363
Fosse Master Issuer PLC
2.669% due 10/18/2054	GBP	300	473
GE Commercial Mortgage Corp. Trust
5.483% due 12/10/2049		$6,949	7,352
GMAC Mortgage Corp. Loan Trust
2.739% due 11/19/2035		238	213
Granite Master Issuer PLC
0.327% due 12/20/2054		1,927	1,918
0.387% due 12/20/2054		299	298
0.830% due 12/20/2054	GBP	312	490
Granite Mortgages PLC
0.382% due 01/20/2044	EUR	44	49
0.949% due 01/20/2044	GBP	38	59
0.952% due 09/20/2044		234	366
Great Hall Mortgages PLC
0.416% due 06/18/2039		$2,299	2,166
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039		1,722	1,812
GS Mortgage Securities Trust
5.560% due 11/10/2039		2,281	2,366
GSR Mortgage Loan Trust
2.592% due 09/25/2034		167	159
2.682% due 09/25/2035		798	802
HarborView Mortgage Loan Trust
0.408% due 05/19/2035		128	107
2.669% due 07/19/2035		677	609

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hercules Eclipse PLC
0.811% due 10/25/2018	GBP	3,771	$5,819
Hilton USA Trust
1.185% due 11/05/2030		$1,971	1,971
Impac CMB Trust
1.187% due 07/25/2033		175	169
Indus Eclipse PLC
0.741% due 01/25/2020	GBP	2,320	3,605
Infinity Classico
0.181% due 02/15/2024	EUR	846	927
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047		$3,144	3,255
5.397% due 05/15/2045		531	550
5.420% due 01/15/2049		560	586
5.882% due 02/15/2051		1,300	1,384
JPMorgan Commercial Mortgage-Backed Securities Trust
5.708% due 03/18/2051		2,242	2,338
JPMorgan Mortgage Trust
5.750% due 01/25/2036 ^		31	28
Juno Eclipse Ltd.
0.169% due 11/20/2022	EUR	1,941	2,124
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		$1,419	1,476
MASTR Asset Securitization Trust
5.500% due 09/25/2033		7	7
Merrill Lynch Mortgage Investors Trust
0.437% due 11/25/2035		250	238
0.847% due 09/25/2029		1,323	1,320
1.184% due 10/25/2035		155	148
1.937% due 01/25/2029		2	2
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		2,700	2,855
Morgan Stanley Capital Trust
5.601% due 03/12/2044		1,950	1,963
Prime Mortgage Trust
0.587% due 02/25/2034		10	9
Residential Funding Mortgage Securities, Inc. Trust
2.995% due 09/25/2035 ^		1,089	873
Salomon Brothers Mortgage Securities, Inc.
7.000% due 12/25/2018		10	11
Structured Adjustable Rate Mortgage Loan Trust
1.574% due 01/25/2035		300	242
2.496% due 08/25/2034		501	499
2.629% due 08/25/2035		292	278
2.637% due 02/25/2034		342	341
Structured Asset Mortgage Investments Trust
0.467% due 02/25/2036		184	151
0.848% due 09/19/2032		4	4
Structured Asset Securities Corp. Trust
2.652% due 10/28/2035		77	75
Ulysses European Loan Conduit PLC
0.731% due 07/25/2017	GBP	2,700	4,149
Vulcan European Loan Conduit Ltd.
0.271% due 05/15/2017	EUR	337	372
Wachovia Bank Commercial Mortgage Trust
0.210% due 04/15/2047		$9,800	9,651
5.421% due 04/15/2047		126	126
5.749% due 07/15/2045		1,189	1,231
WaMu Mortgage Pass-Through Certificates Trust
0.457% due 12/25/2045		145	140
0.527% due 01/25/2045		1,005	949
0.888% due 01/25/2047		353	322
1.358% due 11/25/2042		56	53
1.558% due 06/25/2042		35	34
1.558% due 08/25/2042		133	127

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Washington Mutual Mortgage Loan Trust
1.342% due 05/25/2041		$11	$11
Wells Fargo Mortgage-Backed Securities Trust
2.614% due 03/25/2035		321	326
2.615% due 12/25/2034		370	365
2.616% due 01/25/2035		437	442
2.621% due 03/25/2036		431	430
2.717% due 09/25/2034		6,629	6,796

Total Mortgage-Backed Securities (Cost $178,862)			176,460

ASSET-BACKED SECURITIES 13.9%
ACE Securities Corp Home Equity Loan Trust
0.247% due 10/25/2036		114	64
1.087% due 12/25/2034		1,518	1,391
Ally Auto Receivables Trust
0.680% due 07/17/2017		7,943	7,942
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.687% due 09/25/2035		7,100	6,394
Amortizing Residential Collateral Trust
0.767% due 07/25/2032		13	12
Ares European CLO BV
0.338% due 08/15/2024	EUR	1,968	2,183
Asset-Backed Funding Certificates Trust
0.862% due 06/25/2035		$10,799	10,343
Asset-Backed Securities Corp. Home Equity Loan Trust
0.737% due 09/25/2034		54	54
1.836% due 03/15/2032		126	121
Atrium CDO Corp.
1.376% due 11/16/2022		3,911	3,916
Avoca CLO PLC
0.372% due 01/16/2023	EUR	637	710
Bacchus Ltd.
0.515% due 01/20/2019		$178	178
Bear Stearns Asset-Backed Securities Trust
1.187% due 10/25/2037		2,317	2,192
Cadogan Square CLO BV
0.360% due 08/12/2022	EUR	1,208	1,344
0.391% due 01/17/2023		1,633	1,803
Carlyle Global Market Strategies CLO LLC
1.505% due 04/20/2022		$5,200	5,200
Carlyle High Yield Partners Ltd.
0.500% due 04/19/2022		875	857
Cavalry CLO Ltd.
1.645% due 01/16/2024		10,200	10,189
Celf Loan Partners PLC
0.429% due 12/15/2021	EUR	1,500	1,651
CIFC Funding Ltd.
1.575% due 01/19/2023		$8,614	8,627
1.634% due 12/05/2024		4,800	4,800
Citigroup Mortgage Loan Trust, Inc.
0.667% due 09/25/2035 ^		6,200	5,888
Countrywide Asset-Backed Certificates
0.367% due 09/25/2036		2,854	2,819
0.667% due 12/25/2031		33	25
0.887% due 12/25/2033		1,705	1,634
0.987% due 03/25/2033		1,305	1,211
Countrywide Asset-Backed Certificates Trust
0.445% due 05/25/2036		19	20
Credit Suisse First Boston Mortgage Securities Corp.
0.805% due 01/25/2032		7	7
Doral CLO Ltd.
1.531% due 05/26/2023		8,100	8,101
Duane Street CLO Ltd.
0.505% due 11/14/2021		551	543

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Educational Services of America, Inc.
1.337% due 09/25/2040		$2,053	$2,074
Elm CLO Ltd.
1.674% due 01/17/2023		7,978	7,992
Equity One Mortgage Pass-Through Trust
0.747% due 11/25/2032		4	4
First Franklin Mortgage Loan Trust
0.667% due 05/25/2035		300	280
Fortress Credit Investments Ltd.
1.574% due 07/17/2023		4,900	4,894
Four Corners CLO Ltd.
0.551% due 01/26/2020		1,426	1,422
Franklin CLO Ltd.
0.546% due 06/15/2018		1,028	1,024
Fraser Sullivan CLO Ltd.
1.575% due 04/20/2023		4,800	4,800
Galaxy CLO Ltd.
1.566% due 08/20/2022		1,100	1,099
GE-WMC Mortgage Securities Trust
0.227% due 08/25/2036		16	9
Goldentree Loan Opportunities Ltd.
0.970% due 10/18/2021		975	974
GSAMP Trust
0.577% due 01/25/2036		1,067	890
Halcyon Structured Asset Management European CLO BV
0.381% due 01/25/2023	EUR	1,033	1,149
Highbridge Loan Management Ltd.
1.436% due 09/20/2022		$5,500	5,483
Hyde Park CDO BV
0.299% due 06/14/2022	EUR	71	79
Inwood Park CDO Ltd.
0.500% due 01/20/2021		$3,175	3,174
JPMorgan Mortgage Acquisition Corp.
0.367% due 02/25/2036		779	750
0.417% due 05/25/2035		8,686	8,477
Jubilee CDO BV
0.365% due 08/21/2021	EUR	470	521
0.828% due 10/15/2019		1,582	1,764
LCM LP
1.477% due 07/14/2022		$4,467	4,468
1.540% due 10/19/2022		5,100	5,098
Leopard CLO BV
0.346% due 07/24/2023	EUR	4,126	4,577
Lockwood Grove CLO Ltd.
1.622% due 01/25/2024		$5,400	5,394
Madison Park Funding Ltd.
1.536% due 06/15/2022		756	757
Massachusetts Educational Financing Authority
1.227% due 04/25/2038		624	623
Mercator CLO PLC
0.226% due 02/18/2024	EUR	1,969	2,175
Merrill Lynch Mortgage Investors Trust
0.387% due 08/25/2036		$287	286
Motor PLC
0.787% due 06/25/2022		10,000	10,008
MT Wilson CLO Ltd.
0.506% due 07/11/2020		748	747
Navient Private Education Loan Trust
1.386% due 12/15/2028		2,100	2,126
Octagon Investment Partners Ltd.
0.517% due 04/23/2020		1,418	1,414
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.467% due 12/25/2035		795	716
0.497% due 04/25/2035		3,220	3,175

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Panhandle-Plains Higher Education Authority, Inc.
1.414% due 10/01/2035		$1,431	$1,455
Panther CDO BV
0.364% due 03/20/2084	EUR	8,777	9,508
Prospero CLO BV
0.242% due 10/20/2022		629	700
Queen Street CLO BV
0.328% due 08/15/2024		3,527	3,932
RAAC Trust
0.667% due 03/25/2037		$750	727
Renaissance Home Equity Loan Trust
0.687% due 12/25/2033		3,849	3,679
Residential Asset Securities Corp. Trust
0.507% due 01/25/2036		5,438	5,310
1.070% due 01/25/2034		4,854	4,351
SLC Student Loan Trust
0.386% due 09/15/2026		4,900	4,859
0.404% due 11/15/2021		12,193	12,170
SLM Private Credit Student Loan Trust
0.466% due 03/15/2024		1,184	1,175
0.476% due 12/15/2023		718	711
SLM Private Education Loan Trust
0.936% due 10/16/2023		1,306	1,309
1.236% due 06/15/2023		1,246	1,249
1.286% due 12/15/2021		219	219
SLM Student Loan Trust
0.367% due 10/25/2024		4,895	4,864
1.777% due 04/25/2023		565	580
South Carolina Student Loan Corp.
1.033% due 03/02/2020		1,761	1,768
Specialty Underwriting & Residential Finance Trust
0.577% due 12/25/2036		4,800	3,983
SpringCastle America Funding LLC
2.700% due 05/25/2023		8,722	8,779
Stone Tower CLO Ltd.
0.504% due 04/17/2021		1,323	1,313
Structured Asset Investment Loan Trust
0.892% due 03/25/2034		681	635
1.162% due 10/25/2033		1,045	1,014
Sunrise SRL
0.488% due 08/27/2031	EUR	1,162	1,291
Symphony CLO LP
1.576% due 04/16/2022		$1,000	1,001
Symphony CLO Ltd.
1.544% due 07/23/2023		4,100	4,102
Voya CLO Ltd.
1.575% due 10/15/2022		4,800	4,799
1.615% due 10/15/2022		5,300	5,302
Wells Fargo Home Equity Asset-Backed Securities Trust
0.447% due 05/25/2036		1,100	1,035
Wood Street CLO BV
0.305% due 11/22/2021	EUR	378	419

Total Asset-Backed Securities (Cost $269,783)			270,881

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 8.4%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	2,200	$1,337
Autonomous Community of Catalonia
4.750% due 06/04/2018		2,700	3,256
Autonomous Community of Valencia
4.375% due 07/16/2015		2,000	2,244
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2016 (d)	BRL	250,300	75,210
0.000% due 04/01/2016 (d)		97,700	28,411
0.000% due 01/01/2017 (d)		33,000	8,718
Export-Import Bank of Korea
1.027% due 01/14/2017		$4,600	4,621
1.133% due 09/17/2016		700	703
1.250% due 11/20/2015		8,700	8,708
Korea Development Bank
0.901% due 01/22/2017		800	800
3.250% due 03/09/2016		6,300	6,394
3.250% due 09/20/2016		1,500	1,537
3.875% due 05/04/2017		1,200	1,249
Korea Housing Finance Corp.
3.500% due 12/15/2016		1,500	1,546
Korea Land & Housing Corp.
1.875% due 08/02/2017		500	502
Mexico Government International Bond
4.000% due 11/15/2040 (e)	MXN	3,166	217
5.000% due 06/16/2016 (e)		6,860	458
Province of Ontario
1.000% due 07/22/2016		$2,800	2,813
1.100% due 10/25/2017		13,600	13,625
Republic of Germany
2.500% due 08/15/2046	EUR	1,400	1,912

Total Sovereign Issues (Cost $177,598)			164,261

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (b)		4,000	0

Total Convertible Preferred Securities (Cost $0)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.4%

CERTIFICATES OF DEPOSIT 0.9%
Intesa Sanpaolo SpA
1.656% due 04/11/2016		$14,600	14,637
Itau Unibanco Holding S.A.
1.605% due 06/21/2016		2,200	2,204

			16,841

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 1.3%
Ford Motor Credit Co.
0.830% due 07/27/2015	$1,900	$1,899
Kinder Morgan, Inc.
1.250% due 07/16/2015	3,400	3,398
Tesco Treasury Services PLC
2.750% due 08/17/2015	19,600	19,530

		24,827

REPURCHASE AGREEMENTS (f) 0.1%
		2,754

U.S. TREASURY BILLS 0.1%
0.006% due 09/03/2015 - 10/15/2015 (c)(g)(i)(k)	2,034	2,034

Total Short-Term Instruments (Cost $46,415)		46,456

Total Investments in Securities (Cost $2,236,592)		2,215,485

	SHARES
INVESTMENTS IN AFFILIATES 1.1%

SHORT-TERM INSTRUMENTS 1.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.1%
PIMCO Short-Term Floating NAV Portfolio III	2,222,134	22,039

Total Short-Term Instruments (Cost $22,041)		22,039

Total Investments in Affiliates (Cost $22,041)		22,039

Total Investments 114.4% (Cost $2,258,633)		$2,237,524

Financial Derivative Instruments (h)(j) 1.4% (Cost or Premiums, net $114)		28,223

Other Assets and Liabilities, net (15.8%)		(310,429)

Net Assets 100.0%		$1,955,318

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon bond.
(e)	Principal amount of security is adjusted for inflation.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$2,754	Fannie Mae 2.200% due 10/17/2022	$(2,812)	$2,754	$2,754

Total Repurchase Agreements						$(2,812)	$2,754	$2,754

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.480%	06/18/2015	07/08/2015	$(4,461)	$(4,462)
BSN	0.280%	05/26/2015	07/27/2015	(6,544)	(6,546)
	0.280%	05/29/2015	07/21/2015	(12,361)	(12,364)
GRE	0.420%	06/12/2015	07/02/2015	(11,165)	(11,167)
	0.490%	06/24/2015	07/08/2015	(3,528)	(3,528)

Total Reverse Repurchase Agreements					$(38,067)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
GSC	0.370%	06/08/2015	07/08/2015	$(7,868)	$(7,874)
MSC	0.310%	05/21/2015	07/21/2015	(1,038)	(1,041)
	0.410%	06/11/2015	07/02/2015	(6,840)	(6,842)
TDM	0.250%	05/04/2015	08/04/2015	(14,634)	(14,708)
	0.300%	06/02/2015	07/31/2015	(5,193)	(5,213)
	0.310%	05/27/2015	07/08/2015	(7,586)	(7,593)
	0.330%	06/10/2015	08/10/2015	(13,480)	(13,542)

Total Sale-Buyback Transactions					$(56,813)

(2)	The average amount of borrowings outstanding during the period ended June 30, 2015 was $35,866 at a weighted average interest rate of 0.266%.
(3)	Payable for sale-buyback transactions includes $148 of deferred price drop.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	5.000%	07/01/2045	$100	$ (111)	$(111)
Fannie Mae	5.000%	08/13/2045	100	(110)	(110)
Fannie Mae	6.000%	07/01/2045	3,000	(3,422)	(3,411)
Freddie Mac	5.000%	07/01/2045	500	(554)	(550)

Total Short Sales				$ (4,197)	$(4,182)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(g)	Securities with an aggregate market value of $95,453 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$0	$(4,462)	$0	$(4,462)	$4,468	$6
BSN	0	(18,910)	0	(18,910)	18,909	(1)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
GRE	$0	$(14,695)	$0	$(14,695)	$14,753	$58
SSB	2,754	0	0	2,754	(2,812)	(58)

Master Securities Forward Transaction Agreement
GSC	0	0	(7,874)	(7,874)	7,902	28
MSC	0	0	(7,883)	(7,883)	7,902	19
TDM	0	0	(41,056)	(41,056)	40,926	(130)

Total Borrowings and Other Financing Transactions	$2,754	$(38,067)	$(56,813)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	Short	06/2018	1,707	$(552)	$21	$0
90-Day Eurodollar March Futures	Short	03/2018	967	(797)	12	0
90-Day Eurodollar September Futures	Long	09/2015	1,608	25	31	(1)
Call Options Strike @ EUR 153.500 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	77	26	30	(5)
Call Options Strike @ EUR 154.000 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	131	24	28	(5)
Call Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	154	1	6	(5)
Call Options Strike @ EUR 155.000 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	55	8	9	(1)
Euro-Bobl September Futures	Long	09/2015	348	125	327	0
Euro-Bund 10-Year Bond September Futures	Long	09/2015	435	(752)	1,092	0
Euro-Buxl 30-Year Bond September Futures	Long	09/2015	12	(163)	47	0
Euro-Schatz September Futures	Long	09/2015	580	25	45	0
U.S. Treasury 5-Year Note September Futures	Short	09/2015	859	126	86	0
U.S. Treasury 10-Year Note September Futures	Short	09/2015	397	110	13	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2016	85	(22)	0	(15)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2017	1,883	296	0	(444)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2017	57	7	0	(12)

Total Futures Contracts				$(1,513)	$1,747	$(488)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	12/16/2019	$	58,300	$(445)	$(176)	$15	$0
Receive	3-Month USD-LIBOR	2.000%	12/16/2020		251,400	87	(1,005)	75	0
Pay	3-Month USD-LIBOR	2.000%	12/16/2020		104,800	(87)	277	0	(30)
Receive	3-Month USD-LIBOR	2.750%	12/16/2045		7,600	366	(81)	20	0
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017	GBP	26,200	(226)	70	0	(64)
Receive	6-Month GBP-LIBOR	1.880%	10/05/2017		8,100	(159)	40	0	(21)
Receive	6-Month GBP-LIBOR	1.837%	10/06/2017		1,300	(24)	(24)	0	(3)
Receive	6-Month GBP-LIBOR	1.500%	03/16/2018		11,400	(3)	17	0	(35)
Pay	28-Day MXN-TIIE	3.960%	05/16/2016	MXN	1,602,700	345	345	38	0
Pay	28-Day MXN-TIIE	5.250%	06/11/2018		15,300	19	(3)	2	0
Pay	28-Day MXN-TIIE	5.500%	06/11/2018		18,800	32	0	3	0
Pay	28-Day MXN-TIIE	4.955%	06/24/2019		360,000	(26)	(26)	90	0
Pay	28-Day MXN-TIIE	5.280%	10/02/2019		370,000	167	167	103	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		354,500	(101)	(101)	100	0
Pay	28-Day MXN-TIIE	5.615%	06/02/2020		667,100	572	254	233	0
Pay	28-Day MXN-TIIE	5.575%	03/16/2022		224,800	(220)	(220)	107	0
Pay	28-Day MXN-TIIE	5.980%	08/26/2024		52,600	(69)	(7)	33	0

						$228	$(473)	$819	$(153)

Total Swap Agreements						$228	$(473)	$819	$(153)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(i)	Securities with an aggregate market value of $15,577 and cash of $4,854 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,747	$819	$2,566	$0	$(488)	$(153)	$(641)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2015	$		4,626		MXN	69,952	$0	$(177)

BPS	07/2015		BRL	9,201	$		2,994	35	0
	07/2015		JPY	6,720,546			54,390	0	(523)
	07/2015	$		2,964		BRL	9,201	0	(5)
	07/2015			2,451		JPY	302,700	22	0
	07/2015			4,298		MXN	66,654	0	(59)
	08/2015		BRL	9,201	$		2,931	6	0
	10/2015			107,100			40,171	6,836	0
	01/2017			20,000			7,269	1,816	0

BRC	07/2015		MXN	14,789			975	34	0

CBK	07/2015		AUD	2,012			1,534	0	(18)
	07/2015		BRL	86,096			27,750	58	0
	07/2015		MXN	49,695			3,240	79	0
	07/2015	$		27,174		BRL	86,096	517	0
	07/2015			42,146		EUR	37,199	0	(675)
	07/2015			1,847		MXN	28,043	0	(64)
	08/2015			5,077		INR	329,126	59	0
	09/2015		MXN	140,468	$		8,885	4	0
	04/2016		BRL	51,347			15,205	141	0

DUB	07/2015			182,770			57,790	793	(1,788)
	07/2015		MXN	75,442			4,960	162	0
	07/2015	$		58,909		BRL	182,770	0	(123)
	07/2015			2,448		MXN	37,121	0	(87)
	08/2015		ILS	106,013	$		27,432	0	(663)
	10/2015		BRL	156,700			52,620	4,981	(1,135)
	10/2015	$		52,257		BRL	173,400	1,714	0

FBF	07/2015		MXN	35,996	$		2,342	53	0
	08/2015		EUR	171,979			193,424	1,589	0
	10/2015		BRL	5,700			1,666	0	(108)
	04/2016			45,300			12,601	0	(687)

GLM	07/2015			14,407			5,946	1,312	0
	07/2015		MXN	54,246			3,558	108	0
	07/2015	$		1,806		AUD	2,367	21	0
	07/2015			4,643		BRL	14,407	0	(10)
	07/2015			2,619		CAD	3,269	0	(2)
	07/2015			2,935		JPY	362,800	30	0
	08/2015		CHF	292	$		313	0	0
	08/2015		EUR	17,877			20,017	78	0
	08/2015		JPY	1,742,700			14,145	0	(100)
	08/2015	$		1,121		GBP	714	0	0
	09/2015		MXN	23,311	$		1,501	27	0

HUS	07/2015			34,039			2,216	51	0
	07/2015	$		1,857		MXN	28,224	0	(62)
	09/2015		MXN	36,415	$		2,341	39	0

JPM	07/2015		BRL	122,967			39,633	83	0
	07/2015		CAD	4,680			3,747	0	0
	07/2015		EUR	5,806			6,491	30	(12)
	07/2015		GBP	32,595			50,044	0	(1,171)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	07/2015	$		38,384		BRL	122,967	$1,167	$0
	07/2015			3,897		EUR	3,509	35	(20)
	10/2015			4,490		BRL	14,100	0	(102)
	01/2016		BRL	111,900	$		37,752	3,976	0

MSB	07/2015			45,000			18,405	3,931	0
	07/2015	$		14,504		BRL	45,000	0	(30)
	07/2015			28,796		JPY	3,552,346	230	0
	07/2015			7,477		MXN	113,353	0	(268)
	08/2015		JPY	3,552,346	$		28,807	0	(231)
	08/2015		SAR	3,613			962	0	(1)
	08/2015	$		961		SAR	3,613	2	0
	10/2015			24,796		BRL	82,000	727	0
	01/2016		BRL	138,400	$		43,555	2,451	(670)

SCX	07/2015			24,227			7,808	16	0
	07/2015		EUR	68,082			76,289	388	0
	07/2015		MXN	126,229			8,097	69	0
	07/2015	$		7,978		BRL	24,227	0	(185)
	08/2015		INR	10,911	$		168	0	(2)
	08/2015	$		76,322		EUR	68,082	0	(388)
	09/2015			8,050		MXN	126,229	0	(69)

UAG	07/2015		EUR	1,067	$		1,201	12	0
	07/2015		JPY	2,529,200			20,538	0	(128)
	07/2015		MXN	84,374			5,509	143	0
	07/2015	$		37,355		EUR	34,247	826	0
	07/2015			51,176		GBP	32,595	39	0
	07/2015			40,823		JPY	5,031,900	293	0
	07/2015			8,665		MXN	131,463	0	(304)
	08/2015		EUR	6,421	$		7,200	39	0
	08/2015		GBP	32,595			51,165	0	(38)
	09/2015		MXN	17,090			1,095	14	0

Total Forward Foreign Currency Contracts								$35,036	$(9,905)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
GLM	Call - OTC USD versus SAR	SAR	3.756	08/05/2015	$	8,300	$18	$2

MSB	Call - OTC USD versus SAR		3.759	07/30/2015		2,700	8	0

							$26	$2

Total Purchased Options							$26	$2

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC EUR versus USD	$	1.145	07/30/2015	EUR	20,759	$(132)	$(125)
	Call - OTC USD versus INR	INR	65.100	07/15/2015	$	3,000	(18)	(2)
	Put - OTC USD versus JPY	JPY	80.000	02/18/2019		8,300	(472)	(52)

CBK	Put - OTC USD versus JPY		99.000	09/30/2015		1,300	(14)	0

DUB	Call - OTC USD versus ILS	ILS	4.000	07/27/2015		4,200	(33)	(1)

FBF	Call - OTC EUR versus USD	$	1.145	07/30/2015	EUR	741	(4)	(5)

GLM	Call - OTC USD versus ILS	ILS	3.980	08/04/2015	$	2,400	(20)	(2)
	Call - OTC USD versus INR	INR	64.500	07/14/2015		30,300	(206)	(37)
	Call - OTC USD versus INR		65.500	07/16/2015		200	(1)	0
	Call - OTC USD versus INR		65.500	07/24/2015		1,800	(12)	(1)

HUS	Call - OTC USD versus INR		65.000	07/02/2015		2,900	(16)	0

JPM	Put - OTC USD versus INR		61.500	07/15/2015		2,500	(13)	0
	Call - OTC USD versus INR		65.000	07/15/2015		2,500	(22)	(1)

SOG	Put - OTC USD versus JPY	JPY	109.000	11/19/2015		2,200	(37)	(3)

UAG	Call - OTC USD versus INR	INR	65.400	07/16/2015		2,800	(17)	(1)
	Put - OTC USD versus JPY	JPY	100.000	07/03/2015		1,900	(13)	0

							$(1,030)	$(230)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.450%	07/27/2015	$	160,000	$(324)	$(122)

Total Written Options								$(1,354)	$(352)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	0	$1,295,500	AUD	11,500	EUR	78,700	$(8,115)
Sales	1,071	926,800		0		21,500	(3,445)
Closing Buys	(394)	(1,188,500)		0		0	6,043
Expirations	(677)	(663,100)		(7,400)		(49,500)	3,390
Exercised	0	(144,400)		(4,100)		(29,200)	773

Balance at End of Period	0	$226,300	AUD	0	EUR	21,500	$(1,354)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.630%	EUR	5,200	$113	$(16)	$97	$0
	Brazil Government International Bond	1.000%	09/20/2015	0.841%	$	800	(4)	4	0	0
	China Government International Bond	1.000%	06/20/2019	0.690%		2,800	21	13	34	0
	MetLife, Inc.	1.000%	06/20/2017	0.269%		1,000	22	(7)	15	0
	Mexico Government International Bond	1.000%	09/20/2015	0.461%		800	7	(6)	1	0

BPS	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.630%	EUR	1,500	34	(6)	28	0

BRC	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.502%	$	3,700	59	9	68	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2023	1.079%		1,000	(29)	23	0	(6)
	Brazil Government International Bond	1.000%	09/20/2015	0.841%		5,100	(39)	42	3	0
	MetLife, Inc.	1.000%	03/20/2019	0.490%		2,700	20	31	51	0
	Mexico Government International Bond	1.000%	09/20/2015	0.461%		5,500	(36)	44	8	0
	Mexico Government International Bond	1.000%	03/20/2018	0.874%		4,300	(7)	23	16	0

CBK	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.630%	EUR	1,100	25	(5)	20	0
	Brazil Government International Bond	1.000%	09/20/2015	0.841%	$	1,600	(19)	20	1	0
	Brazil Government International Bond	1.000%	06/20/2016	0.976%		27,000	(52)	65	13	0
	HSBC Bank PLC	1.000%	03/20/2019	0.796%	EUR	3,600	(36)	67	31	0
	Mexico Government International Bond	1.000%	09/20/2016	0.566%	$	1,000	5	1	6	0

DUB	Berkshire Hathaway, Inc.	1.000%	06/20/2017	0.288%		7,300	172	(67)	105	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.502%		1,700	36	(5)	31	0
	China Government International Bond	1.000%	03/20/2019	0.648%		1,300	1	16	17	0
	China Government International Bond	1.000%	06/20/2019	0.690%		600	5	2	7	0
	Export-Import Bank of China	1.000%	12/20/2016	0.399%		2,300	(186)	207	21	0
	MetLife, Inc.	1.000%	06/20/2017	0.269%		3,800	85	(29)	56	0
	MetLife, Inc.	1.000%	03/20/2019	0.490%		1,700	29	3	32	0
	Mexico Government International Bond	1.000%	03/20/2016	0.461%		3,200	(18)	31	13	0
	Mexico Government International Bond	1.000%	06/20/2016	0.527%		7,900	19	20	39	0
	Mexico Government International Bond	1.000%	09/20/2016	0.566%		700	3	1	4	0

FBF	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.630%	EUR	200	4	0	4	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.585%	$	3,400	69	(10)	59	0
	Wendel S.A.	5.000%	12/20/2019	1.078%	EUR	300	74	(16)	58	0

GST	MetLife, Inc.	1.000%	06/20/2016	0.141%	$	3,800	65	(32)	33	0
	Mexico Government International Bond	1.000%	09/20/2016	0.566%		1,900	9	2	11	0
	Wendel S.A.	5.000%	12/20/2019	1.078%	EUR	1,000	251	(58)	193	0

HUS	Brazil Government International Bond	1.000%	09/20/2015	0.841%	$	1,000	(10)	11	1	0
	Brazil Government International Bond	1.000%	03/20/2016	0.841%		1,200	(6)	8	2	0
	Mexico Government International Bond	1.000%	09/20/2015	0.461%		1,700	13	(10)	3	0
	Mexico Government International Bond	1.000%	09/20/2016	0.566%		700	4	0	4	0

JPM	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.630%	EUR	3,800	85	(14)	71	0
	Brazil Government International Bond	1.000%	09/20/2015	0.841%	$	400	(4)	4	0	0
	China Government International Bond	1.000%	06/20/2019	0.690%		3,000	15	22	37	0
	Mexico Government International Bond	1.000%	09/20/2016	0.566%		800	4	0	4	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.585%		5,000	102	(15)	87	0
	PSEG Power LLC	1.000%	12/20/2018	0.656%		1,700	11	9	20	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.630%	EUR	3,400	$78	$(15)	$63	$0
	BP Capital Markets America, Inc.	1.000%	03/20/2020	0.666%		2,800	47	2	49	0
	Brazil Government International Bond	1.000%	09/20/2015	0.841%	$	400	(2)	2	0	0
	Wendel S.A.	5.000%	12/20/2019	1.078%	EUR	1,600	397	(89)	308	0

UAG	Brazil Government International Bond	1.000%	09/20/2015	0.841%	$	500	(5)	5	0	0

							$1,431	$287	$1,724	$(6)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	$4,629	$ (23)	$21	$0	$(2)

GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	193	0	2	2	0

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	386	0	5	5	0

					$ (23)	$28	$7	$(2)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	1-Year BRL-CDI	11.470%	01/02/2017	BRL	8,300	$(2)	$(50)	$0	$(52)

GLM	Pay	1-Year BRL-CDI	11.470%	01/02/2017		25,600	36	(195)	0	(159)
	Pay	1-Year BRL-CDI	13.000%	01/02/2018		1,100	0	0	0	0

HUS	Pay	28-Day MXN-TIIE	5.500%	06/11/2018	MXN	2,700	0	5	5	0

							$34	$(240)	$5	$(211)

Total Swap Agreements							$1,442	$75	$1,736	$(219)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(k)	Securities with an aggregate market value of $377 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$0	$0	$147	$147	$(177)	$(179)	$0	$(356)	$(209)	$0	$(209)
BPS	8,715	0	28	8,743	(587)	0	0	(587)	8,156	(8,870)	(714)
BRC	34	0	146	180	0	0	(6)	(6)	174	(230)	(56)
CBK	858	0	71	929	(757)	(122)	0	(879)	50	296	346
DUB	7,650	0	325	7,975	(3,796)	(1)	(52)	(3,849)	4,126	(6,460)	(2,334)
FBF	1,642	0	121	1,763	(795)	(5)	(2)	(802)	961	(849)	112
GLM	1,576	2	0	1,578	(112)	(40)	(159)	(311)	1,267	(1,090)	177
GST	0	0	239	239	0	0	0	0	239	(270)	(31)
HUS	90	0	15	105	(62)	0	0	(62)	43	0	43

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
JPM	$5,291	$0	$224	$5,515	$(1,305)	$(1)	$0	$(1,306)	$4,209	$(4,036)	$173
MSB	7,341	0	0	7,341	(1,200)	0	0	(1,200)	6,141	(6,480)	(339)
MYC	0	0	420	420	0	0	0	0	420	(280)	140
SCX	473	0	0	473	(644)	0	0	(644)	(171)	81	(90)
SOG	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
UAG	1,366	0	0	1,366	(470)	(1)	0	(471)	895	(770)	125

Total Over the Counter	$35,036	$2	$1,736	$36,774	$(9,905)	$(352)	$(219)	$(10,476)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,747	$1,747
Swap Agreements	0	0	0	0	819	819

	$0	$0	$0	$0	$2,566	$2,566

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$35,036	$0	$35,036
Purchased Options	0	0	0	2	0	2
Swap Agreements	0	1,731	0	0	5	1,736

	$0	$1,731	$0	$35,038	$5	$36,774

	$0	$1,731	$0	$35,038	$2,571	$39,340

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$488	$488
Swap Agreements	0	0	0	0	153	153

	$0	$0	$0	$0	$641	$641

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,905	$0	$9,905
Written Options	0	0	0	230	122	352
Swap Agreements	0	8	0	0	211	219

	$0	$8	$0	$10,135	$333	$10,476

	$0	$8	$0	$10,135	$974	$11,117

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$333	$333
Futures	0	0	0	0	(4,977)	(4,977)
Swap Agreements	0	48	0	0	(1,231)	(1,183)

	$0	$48	$0	$0	$(5,875)	$(5,827)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$36,370	$0	$36,370
Purchased Options	0	0	0	21	(372)	(351)
Written Options	0	108	0	(358)	3,430	3,180
Swap Agreements	0	(1,605)	0	0	(237)	(1,842)

	$0	$(1,497)	$0	$36,033	$2,821	$37,357

	$0	$(1,449)	$0	$36,033	$(3,054)	$31,530

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$693	$693
Swap Agreements	0	42	0	0	492	534

	$0	$42	$0	$0	$1,185	$1,227

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,691)	$0	$(4,691)
Purchased Options	0	0	0	(24)	661	637
Written Options	0	(106)	0	(323)	(372)	(801)
Swap Agreements	0	2,969	0	0	1,168	4,137

	$0	$2,863	$0	$(5,038)	$1,457	$(718)

	$0	$2,905	$0	$(5,038)	$2,642	$509

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$21,178	$0	$21,178
Corporate Bonds & Notes
Banking & Finance	0	562,739	0	562,739
Industrials	0	248,123	0	248,123
Utilities	0	127,142	0	127,142
Municipal Bonds & Notes
California	0	10,606	0	10,606
New Jersey	0	9,474	0	9,474
Texas	0	363	0	363
U.S. Government Agencies	0	237,489	1	237,490
U.S. Treasury Obligations	0	340,312	0	340,312
Mortgage-Backed Securities	0	175,998	462	176,460
Asset-Backed Securities	0	270,881	0	270,881
Sovereign Issues	0	164,261	0	164,261
Short-Term Instruments
Certificates of Deposit	0	16,841	0	16,841
Commercial Paper	0	24,827	0	24,827
Repurchase Agreements	0	2,754	0	2,754
U.S. Treasury Bills	0	2,034	0	2,034
	$0	$2,215,022	$463	$2,215,485

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Affiliates, at Value
Short Term Instruments
Central Funds Used for Cash Management Purposes	$22,039	$0	$0	$22,039

Total Investments	$22,039	$2,215,022	$463	$2,237,524

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(4,182)	$0	$(4,182)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,747	819	0	2,566
Over the counter	0	36,774	0	36,774
	$1,747	$37,593	$0	$39,340

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(488)	(153)	0	(641)
Over the counter	0	(10,476)	0	(10,476)
	$(488)	$(10,629)	$0	$(11,117)

Totals	$23,298	$2,237,804	$463	$2,261,565

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	23

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on,

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing

Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans, assignments of all or a portion of loans from third parties, or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2015, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional

(i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Fund is money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Fund for the period ended June 30, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV III Portfolio

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$186,362	$558,996	$(723,400)	$(869)	$950	$22,039	$96	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the

Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the

Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The

Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit,

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the trade agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the

Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the

Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries, administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plans for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer

SEMIANNUAL REPORT	JUNE 30, 2015	37

Notes to Financial Statements (Cont.)

who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$93,159	$48,898

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,368,883	$1,077,159	$553,198	$342,873

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	51	$535	115	$1,217
Administrative Class	7,439	79,009	34,121	363,560
Advisor Class	6,695	71,061	13,683	145,639
Issued as reinvestment of distributions
Institutional Class	8	87	57	607
Administrative Class	1,034	10,968	1,654	17,615
Advisor Class	465	4,934	626	6,660
Cost of shares redeemed
Institutional Class	(618)	(6,577)	(4,411)	(46,929)
Administrative Class	(26,497)	(281,721)	(38,068)	(405,306)
Advisor Class	(6,064)	(64,460)	(11,304)	(120,374)
Net increase (decrease) resulting from Portfolio share transactions	(17,487)	$(186,164)	(3,527)	$(37,311)

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

As of June 30, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 46% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$2,260,134	$12,308	$(34,918)	$(22,610)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	39

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BOS	Banc of America Securities LLC	GRE	RBS Securities, Inc.	SCX	Standard Chartered Bank
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	SOG	Societe Generale
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
BSN	Bank of Nova Scotia	HUS	HSBC Bank USA N.A.	TDM	TD Securities (USA) LLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	JPY	Japanese Yen
BRL	Brazilian Real	GBP	British Pound	MXN	Mexican Peso
CAD	Canadian Dollar	ILS	Israeli Shekel	SAR	Saudi Riyal
CHF	Commercial Mortgage-Backed Index	INR	Indian Rupee	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.IG	Credit Derivatives Index - High Yield	CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
ALT	Alternate Loan Trust	FDIC	Federal Deposit Insurance Corp.	REMIC	Real Estate Mortgage Investment Conduit
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio

40	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	41

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT49SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Money Market Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Money Market Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, market risk, issuer risk, foreign (non-U.S.) investment risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments.

In July 2014, the SEC amended certain regulations that govern money market funds registered under the 1940 Act (the “Amendments”) to adopt several reforms. First, the Amendments allow (or, in certain circumstances, require) a money market fund to impose liquidity fees and permit a money market fund to limit (or gate) redemptions for up to 10 business days in any 90-day period when a fund’s liquidity levels fall below certain thresholds. Second, the Amendments require institutional prime money market funds that do not qualify as “retail” or “government” money market funds to transact fund shares based on a market-based NAV (i.e., these funds will be required to float their NAVs). “Government” money market funds will be permitted to transact fund shares at an NAV calculated using the amortized cost valuation method. Additionally, the Amendments impose new disclosure and reporting requirements as well as enhanced portfolio diversification requirements. “Retail” money market funds as defined in the Amendments are money market funds that have policies and procedures reasonably designed to limit all beneficial owners of the funds to natural persons. “Government” money market funds as defined in the Amendments are money market funds that invest 99.5% or more of their total assets in cash, government securities, and/or repurchase agreements that are collateralized fully by cash or government securities. “Institutional prime” money market funds as defined by the Amendments are money market funds that do not qualify as retail or government money market funds. The Amendments have staggered compliance dates. Compliance with a majority of the Amendments will be required on October 14, 2016, two years after the effective date for the Amendments. The degree to which a money market fund will be impacted by the Amendments will depend upon the type of fund (institutional, retail or government) and type of investors (retail or institutional). At this time, management is evaluating the potential impact of the Amendments on the Portfolio.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

4	PIMCO VARIABLE INSURANCE TRUST

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

SEMIANNUAL REPORT	JUNE 30, 2015	5

PIMCO Money Market Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

Treasury Repurchase Agreements	88.2%
Government Agency Repurchase Agreements	11.8%
†	% of Investments, at value as of 06/30/15

Average Annual Total Return for the period ended June 30, 2015
	7-Day Yield	30-Day Yield	6 Months*	1 Year	5 Years	10 Years	Class Inception (09/30/1999)
PIMCO Money Market Portfolio Administrative Class	0.00%	0.00%	0.00%	0.01%	0.04%	1.36%	1.82%
Citi 3-Month Treasury Bill Index±	—	—	0.01%	0.02%	0.06%	1.34%	1.89%
Lipper Money Market Fund Index±±	—	—	0.01%	0.01%	0.02%	1.34%	1.78%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.32% for Administrative Class shares.

Money market funds are not insured or guaranteed by Federal Deposit Insurance Corporation (FDIC) or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields are computed by SEC-prescribed calculations and are subject to change.

± Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

±± Lipper Money Market Fund Index is an average of the 30 largest equal weighted Money Market Funds as compiled by Lipper, Inc. It does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$1,000.00	$1,023.97
Expenses Paid During Period†	$0.69	$0.70
Net Annualized Expense Ratio††	0.14%	0.14%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 6 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Money Market Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing at least 97% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 3% of its total assets in money market securities that are in the second-highest rating category for short-term obligations that have a remaining maturity of 45 days or less. The Portfolio may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase.

Portfolio Insights

»	The Portfolio focused its investments in high quality, short-maturity assets and ended the reporting period with a high average quality.

»	The Portfolio’s weighted average maturity decreased over the reporting period in order to reduce sensitivity to shifts in interest rates.

»	The Portfolio increased its exposure to repurchase agreements as they provided high quality liquidity to the Portfolio.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Money Market Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+		12/31/2014	12/31/2013		12/31/2012	12/31/2011	12/31/2010

Administrative Class
Net asset value beginning of year or period	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00
Net investment income (a)	0.00	^	0.00 ^	0.00	^	0.00 ^	0.00 ^	0.00 ^
Dividends from net investment income	0.00	^	(0.00)^	(0.00	)^	(0.00)^	(0.00)^	(0.00)^
Total distributions	0.00	^	(0.00)^	(0.00	)^	(0.00)^	(0.00)^	(0.00)^
Net asset value end of year or period	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00
Total return	0.00%		0.01%	0.06%		0.06%	0.06%	0.05%
Net assets end of year or period (000s)	$17,418		$19,229	$26,566		$28,913	$39,286	$47,775
Ratio of expenses to average net assets	0.14	%*	0.08%	0.13	%(b)	0.17%	0.11%	0.22%
Ratio of expenses to average net assets excluding waivers	0.32	%*	0.32%	0.41	%(b)	0.47%	0.47%	0.47%
Ratio of expenses to average net assets excluding interest expense	0.14	%*	0.08%	0.12	%(b)	0.17%	0.11%	0.22%
Ratio of expenses to average net assets excluding interest expense and waivers	0.32	%*	0.32%	0.40	%(b)	0.47%	0.47%	0.47%
Ratio of net investment income to average net assets	0.00	%*	0.01%	0.00	%(b)	0.03%	0.04%	0.04%

+	Unaudited
^	Reflects an amount rounding to less than one cent.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective July 1, 2013, the Class’s distribution and/or service/12b-1 fees was decreased by 0.15% to 0.00%.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	7

Statement of Assets and Liabilities PIMCO Money Market Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$40,028
Cash	1
Total Assets	40,029

Liabilities:
Payable for Portfolio shares redeemed	$39
Accrued investment advisory fees	4
Accrued supervisory and administrative fees	1
Total Liabilities	44

Net Assets	$39,985

Net Assets Consist of:
Paid in capital	$39,981
(Overdistributed) net investment income	(1)
Accumulated undistributed net realized gain	5
$39,985

Net Assets:
Institutional Class	$22,567
Administrative Class	17,418

Shares Issued and Outstanding:
Institutional Class	22,563
Administrative Class	17,415

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$1.00
Administrative Class	1.00

Cost of Investments in securities	$40,028

* Includes repurchase agreements of:	$40,028

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Money Market Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$31
Total Income	31

Expenses:
Investment advisory fees	25
Supervisory and administrative fees	41
Miscellaneous expense	1
Total Expenses	67
Waiver and/or Reimbursement by PIMCO	(37)
Net Expenses	30

Net Investment Income	1

Net Realized Gain:
Investments in securities	1

Net Realized Gain	1

Net Increase in Net Assets Resulting from Operations	$2

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statements of Changes in Net Assets PIMCO Money Market Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1	$3
Net realized gain	1	4

Net Increase in Net Assets Resulting from Operations	2	7

Distributions to Shareholders:
From net investment income
Institutional Class	(1)	(1)
Administrative Class	(1)	(2)
From net realized capital gains
Institutional Class	(0)	(0)
Administrative Class	(0)	(0)

Total Distributions	(2)	(3)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	4,391	(8,065)

Total Increase (Decrease) in Net Assets	4,391	(8,061)

Net Assets:
Beginning of period	35,594	43,655
End of period*	$39,985	$35,594

* Including undistributed (overdistributed) net investment income of:	$(1)	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 9 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Money Market Portfolio

June 30, 2015 (Unaudited)

MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.1%

SHORT-TERM INSTRUMENTS 100.1%

GOVERNMENT AGENCY REPURCHASE AGREEMENTS (a) 11.8%
$4,728

TREASURY REPURCHASE AGREEMENTS (a) 88.3%
35,300

Total Short-Term Instruments (Cost $40,028)	40,028

Total Investments in Securities (Cost $40,028)	40,028

Total Investments 100.1% (Cost $40,028)	$40,028

Other Assets and Liabilities, net (0.1%)	(43)

Net Assets 100.0%	$39,985

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
Government Agency Repurchase Agreements
GSC	0.350%	06/30/2015	07/01/2015	$3,900	Freddie Mac 3.500% due 09/01/2042	$(4,075)	$3,900	$3,900
SSB	0.000%	06/30/2015	07/01/2015	828	Fannie Mae 2.200% due 10/17/2022	(846)	828	828

Treasury Repurchase Agreements
BCY	0.250%	06/30/2015	07/01/2015	3,900	U.S. Treasury Notes 2.125% due 09/30/2021	(3,977)	3,900	3,900
BOS	0.250%	06/30/2015	07/01/2015	3,900	U.S. Treasury Bonds 3.750% due 11/15/2043	(3,981)	3,900	3,900
BPG	0.220%	06/30/2015	07/01/2015	3,900	U.S. Treasury Notes 1.500% due 01/31/2022	(3,976)	3,900	3,900
BSN	0.250%	06/30/2015	07/01/2015	1,900	U.S. Treasury Notes 1.375% due 09/30/2018	(1,939)	1,900	1,900
COM	0.250%	06/30/2015	07/01/2015	1,900	U.S. Treasury Notes 2.500% due 05/15/2024	(1,936)	1,900	1,900
FOB	0.250%	06/30/2015	07/01/2015	3,900	U.S. Treasury Notes 0.500% due 01/31/2017	(3,980)	3,900	3,900
IND	0.230%	06/30/2015	07/01/2015	1,900	U.S. Treasury Notes 2.750% due 02/15/2019	(1,938)	1,900	1,900
JPS	0.250%	06/30/2015	07/01/2015	1,900	U.S. Treasury Notes 2.000% due 05/31/2021	(1,942)	1,900	1,900
MBC	0.240%	06/30/2015	07/01/2015	1,900	U.S. Treasury Notes 1.500% due 08/31/2018	(1,960)	1,900	1,900
MSC	0.220%	06/30/2015	07/01/2015	1,900	U.S. Treasury Bonds 3.750% due 11/15/2043	(1,935)	1,900	1,900
RDR	0.250%	06/30/2015	07/01/2015	1,900	U.S. Treasury Notes 0.625% due 02/15/2017	(1,939)	1,900	1,900
RYL	0.100%	06/30/2015	07/01/2015	700	U.S. Treasury Notes 0.375% due 04/30/2016	(715)	700	700
SCX	0.250%	06/30/2015	07/01/2015	1,900	U.S. Treasury Notes 0.875% - 1.250% due 06/15/2017 - 01/31/2020	(1,939)	1,900	1,900
SGY	0.180%	06/30/2015	07/01/2015	1,900	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2017	(1,934)	1,900	1,900
TDM	0.250%	06/30/2015	07/01/2015	1,900	U.S. Treasury Notes 1.500% due 11/30/2019	(1,941)	1,900	1,900

Total Repurchase Agreements						$(40,953)	$40,028	$40,028

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Money Market Portfolio (Cont.)

June 30, 2015 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
BCY	$3,900	$0	$0	$0	$3,900	$(3,977)	$(77)
BOS	3,900	0	0	0	3,900	(3,981)	(81)
BPG	3,900	0	0	0	3,900	(3,976)	(76)
BSN	1,900	0	0	0	1,900	(1,939)	(39)
COM	1,900	0	0	0	1,900	(1,936)	(36)
FOB	3,900	0	0	0	3,900	(3,980)	(80)
GSC	3,900	0	0	0	3,900	(4,075)	(175)
IND	1,900	0	0	0	1,900	(1,938)	(38)
JPS	1,900	0	0	0	1,900	(1,942)	(42)
MBC	1,900	0	0	0	1,900	(1,960)	(60)
MSC	1,900	0	0	0	1,900	(1,935)	(35)
RDR	1,900	0	0	0	1,900	(1,939)	(39)
RYL	700	0	0	0	700	(715)	(15)
SCX	1,900	0	0	0	1,900	(1,939)	(39)
SGY	1,900	0	0	0	1,900	(1,934)	(34)
SSB	828	0	0	0	828	(846)	(18)
TDM	1,900	0	0	0	1,900	(1,941)	(41)

Total Borrowings and Other Financing Transactions	$40,028	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 5, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Short-Term Instruments
Government Agency Repurchase Agreements	$0	$4,728	$0	$4,728
Treasury Repurchase Agreements	0	35,300	0	35,300

Total Investments	$0	$40,028	$0	$40,028

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2015 (Unaudited)

1. ORGANIZATION

The PIMCO Money Market Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments

SEMIANNUAL REPORT	JUNE 30, 2015	13

Notes to Financial Statements (Cont.)

for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

The Portfolio’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

The Portfolio’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to

14	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

5. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in fixed income securities expose the Portfolio to various risks such as but not limited to, interest rate, issuer and foreign (non-U.S.) investments risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of

SEMIANNUAL REPORT	JUNE 30, 2015	15

Notes to Financial Statements (Cont.)

such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged, or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.12%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

To maintain certain net yields for the Portfolio, PIMCO and the Trust’s Distributor have entered into a fee and expense limitation agreement with the Portfolio (the “Agreement”) pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Portfolio’s Supervisory and Administrative Fee, any service fees applicable to a class of the Portfolio, or to the extent necessary, the Portfolio’s Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from the Portfolio any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the Expense Limitation Agreement between PIMCO and the Trust, exceed 0.0049% of the class of the Portfolio’s average net assets; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of the Portfolio to maintain a negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Portfolio will not reimburse PIMCO or its affiliates for any portion of the service fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Portfolio will maintain a positive net yield. As of June 30, 2015, the recoverable amount to PIMCO was $1,382,816.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit

16	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	15,211	$15,211	2,055	$2,055
Administrative Class	8,776	8,777	5,001	5,001
Issued as reinvestment of distributions
Institutional Class	1	1	1	1
Administrative Class	1	1	2	2
Cost of shares redeemed
Institutional Class	(9,011)	(9,011)	(2,782)	(2,782)
Administrative Class	(10,588)	(10,588)	(12,342)	(12,342)
Net increase (decrease) resulting from Portfolio share transactions	4,390	$4,391	(8,065)	$(8,065)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2015, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 72% of the Portfolio.

10. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells

Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

SEMIANNUAL REPORT	JUNE 30, 2015	17

Notes to Financial Statements (Cont.)

June 30, 2015 (Unaudited)

The foregoing speaks only as of the date of this report.

11. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (1)
$40,028	$0	$0	$0

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.
†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GSC	Goldman Sachs & Co.	RYL	Royal Bank of Scotland Group PLC
BOS	Banc of America Securities LLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank
BPG	BNP Paribas Securities Corp.	JPS	JPMorgan Securities, Inc.	SGY	Societe Generale, New York
BSN	Bank of Nova Scotia	MBC	HSBC Bank Plc	SSB	State Street Bank and Trust Co.
COM	Commerz Bank AG	MSC	Morgan Stanley & Co., Inc.	TDM	TD Securities (USA) LLC
FOB	Credit Suisse Securities (USA) LLC	RDR	RBC Dain Rausher, Inc.

Currency Abbreviations:
USD (or $)	United States Dollar

SEMIANNUAL REPORT	JUNE 30, 2015	19

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

20	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT53SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Money Market Portfolio

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Money Market Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, market risk, issuer risk, foreign (non-U.S.) investment risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments.

In July 2014, the SEC amended certain regulations that govern money market funds registered under the 1940 Act (the “Amendments”) to adopt several reforms. First, the Amendments allow (or, in certain circumstances, require) a money market fund to impose liquidity fees and permit a money market fund to limit (or gate) redemptions for up to 10 business days in any 90-day period when a fund’s liquidity levels fall below certain thresholds. Second, the Amendments require institutional prime money market funds that do not qualify as “retail” or “government” money market funds to transact fund shares based on a market-based NAV (i.e., these funds will be required to float their NAVs). “Government” money market funds will be permitted to transact fund shares at an NAV calculated using the amortized cost valuation method. Additionally, the Amendments impose new disclosure and reporting requirements as well as enhanced portfolio diversification requirements. “Retail” money market funds as defined in the Amendments are money market funds that have policies and procedures reasonably designed to limit all beneficial owners of the funds to natural persons. “Government” money market funds as defined in the Amendments are money market funds that invest 99.5% or more of their total assets in cash, government securities, and/or repurchase agreements that are collateralized fully by cash or government securities. “Institutional prime” money market funds as defined by the Amendments are money market funds that do not qualify as retail or government money market funds. The Amendments have staggered compliance dates. Compliance with a majority of the Amendments will be required on October 14, 2016, two years after the effective date for the Amendments. The degree to which a money market fund will be impacted by the Amendments will depend upon the type of fund (institutional, retail or government) and type of investors (retail or institutional). At this time, management is evaluating the potential impact of the Amendments on the Portfolio.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

4	PIMCO VARIABLE INSURANCE TRUST

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

SEMIANNUAL REPORT	JUNE 30, 2015	5

PIMCO Money Market Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown†

Treasury Repurchase Agreements	88.2%
Government Agency Repurchase Agreements	11.8%
†	% of Investments, at value as of 06/30/15

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	10 Years	Class Inception (04/10/2000)
PIMCO Money Market Portfolio Institutional Class	0.00%	0.01%	0.04%	1.41%	1.80%
Citi 3-Month Treasury Bill Index±	0.01%	0.02%	0.06%	1.34%	1.79%	**
Lipper Money Market Fund Index±±	0.01%	0.01%	0.02%	1.34%	1.67%	**

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 03/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.32% for Institutional Class shares.

Money market funds are not insured or guaranteed by Federal Deposit Insurance Corporation (FDIC) or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields are computed by SEC-prescribed calculations and are subject to change.

± Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

±± Lipper Money Market Fund Index is an average of the 30 largest equal weighted Money Market Funds as compiled by Lipper, Inc. It does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$1,000.00	$1,023.97
Expenses Paid During Period†	$0.69	$0.70
Net Annualized Expense Ratio††	0.14%	0.14%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 6 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Money Market Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing at least 97% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 3% of its total assets in money market securities that are in the second-highest rating category for short-term obligations that have a remaining maturity of 45 days or less. The Portfolio may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase.

Portfolio Insights

»	The Portfolio focused its investments in high quality, short-maturity assets and ended the reporting period with a high average quality.

»	The Portfolio’s weighted average maturity decreased over the reporting period in order to reduce sensitivity to shifts in interest rates.

»	The Portfolio increased its exposure to repurchase agreements as they provided high quality liquidity to the Portfolio.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Money Market Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+		12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Institutional Class
Net asset value beginning of year or period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (a)	0.00	^	0.00 ^	0.00 ^	0.00 ^	0.00 ^	0.00 ^
Dividends from net investment income	0.00	^	(0.00)^	(0.00)^	(0.00)^	(0.00)^	(0.00)^
Total distributions	0.00	^	(0.00)^	(0.00)^	(0.00)^	(0.00)^	(0.00)^
Net asset value end of year or period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.00%		0.01%	0.06%	0.06%	0.06%	0.05%
Net assets end of year or period (000s)	$22,567		$16,365	$17,089	$21,549	$203,934	$211,196
Ratio of expenses to average net assets	0.14	%*	0.08%	0.13%	0.17%	0.11%	0.22%
Ratio of expenses to average net assets excluding waivers	0.32	%*	0.32%	0.33%	0.32%	0.32%	0.32%
Ratio of expenses to average net assets excluding interest expense	0.14	%*	0.08%	0.12%	0.17%	0.11%	0.22%
Ratio of expenses to average net assets excluding interest expense and waivers	0.32	%*	0.32%	0.32%	0.32%	0.32%	0.32%
Ratio of net investment income to average net assets	0.00	%*	0.01%	0.00%	0.04%	0.04%	0.04%

+	Unaudited
^	Reflects an amount rounding to less than one cent.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	7

Statement of Assets and Liabilities PIMCO Money Market Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$40,028
Cash	1
Total Assets	40,029

Liabilities:
Payable for Portfolio shares redeemed	$39
Accrued investment advisory fees	4
Accrued supervisory and administrative fees	1
Total Liabilities	44

Net Assets	$39,985

Net Assets Consist of:
Paid in capital	$39,981
(Overdistributed) net investment income	(1)
Accumulated undistributed net realized gain	5
$39,985

Net Assets:
Institutional Class	$22,567
Administrative Class	17,418

Shares Issued and Outstanding:
Institutional Class	22,563
Administrative Class	17,415

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$1.00
Administrative Class	1.00

Cost of Investments in securities	$40,028

* Includes repurchase agreements of:	$40,028

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Money Market Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$31
Total Income	31

Expenses:
Investment advisory fees	25
Supervisory and administrative fees	41
Miscellaneous expense	1
Total Expenses	67
Waiver and/or Reimbursement by PIMCO	(37)
Net Expenses	30

Net Investment Income	1

Net Realized Gain:
Investments in securities	1

Net Realized Gain	1

Net Increase in Net Assets Resulting from Operations	$2

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statements of Changes in Net Assets PIMCO Money Market Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1	$3
Net realized gain	1	4

Net Increase in Net Assets Resulting from Operations	2	7

Distributions to Shareholders:
From net investment income
Institutional Class	(1)	(1)
Administrative Class	(1)	(2)
From net realized capital gains
Institutional Class	(0)	(0)
Administrative Class	(0)	(0)

Total Distributions	(2)	(3)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	4,391	(8,065)

Total Increase (Decrease) in Net Assets	4,391	(8,061)

Net Assets:
Beginning of period	35,594	43,655
End of period*	$39,985	$35,594

* Including undistributed (overdistributed) net investment income of:	$(1)	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 9 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Money Market Portfolio

June 30, 2015 (Unaudited)

MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.1%

SHORT-TERM INSTRUMENTS 100.1%

GOVERNMENT AGENCY REPURCHASE AGREEMENTS (a) 11.8%
$4,728

TREASURY REPURCHASE AGREEMENTS (a) 88.3%
35,300

Total Short-Term Instruments (Cost $40,028)	40,028

Total Investments in Securities (Cost $40,028)	40,028

Total Investments 100.1% (Cost $40,028)	$40,028

Other Assets and Liabilities, net (0.1%)	(43)

Net Assets 100.0%	$39,985

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
Government Agency Repurchase Agreements
GSC	0.350%	06/30/2015	07/01/2015	$3,900	Freddie Mac 3.500% due 09/01/2042	$(4,075)	$3,900	$3,900
SSB	0.000%	06/30/2015	07/01/2015	828	Fannie Mae 2.200% due 10/17/2022	(846)	828	828

Treasury Repurchase Agreements
BCY	0.250%	06/30/2015	07/01/2015	3,900	U.S. Treasury Notes 2.125% due 09/30/2021	(3,977)	3,900	3,900
BOS	0.250%	06/30/2015	07/01/2015	3,900	U.S. Treasury Bonds 3.750% due 11/15/2043	(3,981)	3,900	3,900
BPG	0.220%	06/30/2015	07/01/2015	3,900	U.S. Treasury Notes 1.500% due 01/31/2022	(3,976)	3,900	3,900
BSN	0.250%	06/30/2015	07/01/2015	1,900	U.S. Treasury Notes 1.375% due 09/30/2018	(1,939)	1,900	1,900
COM	0.250%	06/30/2015	07/01/2015	1,900	U.S. Treasury Notes 2.500% due 05/15/2024	(1,936)	1,900	1,900
FOB	0.250%	06/30/2015	07/01/2015	3,900	U.S. Treasury Notes 0.500% due 01/31/2017	(3,980)	3,900	3,900
IND	0.230%	06/30/2015	07/01/2015	1,900	U.S. Treasury Notes 2.750% due 02/15/2019	(1,938)	1,900	1,900
JPS	0.250%	06/30/2015	07/01/2015	1,900	U.S. Treasury Notes 2.000% due 05/31/2021	(1,942)	1,900	1,900
MBC	0.240%	06/30/2015	07/01/2015	1,900	U.S. Treasury Notes 1.500% due 08/31/2018	(1,960)	1,900	1,900
MSC	0.220%	06/30/2015	07/01/2015	1,900	U.S. Treasury Bonds 3.750% due 11/15/2043	(1,935)	1,900	1,900
RDR	0.250%	06/30/2015	07/01/2015	1,900	U.S. Treasury Notes 0.625% due 02/15/2017	(1,939)	1,900	1,900
RYL	0.100%	06/30/2015	07/01/2015	700	U.S. Treasury Notes 0.375% due 04/30/2016	(715)	700	700
SCX	0.250%	06/30/2015	07/01/2015	1,900	U.S. Treasury Notes 0.875% - 1.250% due 06/15/2017 - 01/31/2020	(1,939)	1,900	1,900
SGY	0.180%	06/30/2015	07/01/2015	1,900	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2017	(1,934)	1,900	1,900
TDM	0.250%	06/30/2015	07/01/2015	1,900	U.S. Treasury Notes 1.500% due 11/30/2019	(1,941)	1,900	1,900

Total Repurchase Agreements						$(40,953)	$40,028	$40,028

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Money Market Portfolio (Cont.)

June 30, 2015 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
BCY	$3,900	$0	$0	$0	$3,900	$(3,977)	$(77)
BOS	3,900	0	0	0	3,900	(3,981)	(81)
BPG	3,900	0	0	0	3,900	(3,976)	(76)
BSN	1,900	0	0	0	1,900	(1,939)	(39)
COM	1,900	0	0	0	1,900	(1,936)	(36)
FOB	3,900	0	0	0	3,900	(3,980)	(80)
GSC	3,900	0	0	0	3,900	(4,075)	(175)
IND	1,900	0	0	0	1,900	(1,938)	(38)
JPS	1,900	0	0	0	1,900	(1,942)	(42)
MBC	1,900	0	0	0	1,900	(1,960)	(60)
MSC	1,900	0	0	0	1,900	(1,935)	(35)
RDR	1,900	0	0	0	1,900	(1,939)	(39)
RYL	700	0	0	0	700	(715)	(15)
SCX	1,900	0	0	0	1,900	(1,939)	(39)
SGY	1,900	0	0	0	1,900	(1,934)	(34)
SSB	828	0	0	0	828	(846)	(18)
TDM	1,900	0	0	0	1,900	(1,941)	(41)

Total Borrowings and Other Financing Transactions	$40,028	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 5, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Short-Term Instruments
Government Agency Repurchase Agreements	$0	$4,728	$0	$4,728
Treasury Repurchase Agreements	0	35,300	0	35,300

Total Investments	$0	$40,028	$0	$40,028

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2015 (Unaudited)

1. ORGANIZATION

The PIMCO Money Market Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments

SEMIANNUAL REPORT	JUNE 30, 2015	13

Notes to Financial Statements (Cont.)

for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

The Portfolio’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

The Portfolio’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to

14	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

5. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in fixed income securities expose the Portfolio to various risks such as but not limited to, interest rate, issuer and foreign (non-U.S.) investments risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of

SEMIANNUAL REPORT	JUNE 30, 2015	15

Notes to Financial Statements (Cont.)

such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged, or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.12%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

To maintain certain net yields for the Portfolio, PIMCO and the Trust’s Distributor have entered into a fee and expense limitation agreement with the Portfolio (the “Agreement”) pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Portfolio’s Supervisory and Administrative Fee, any service fees applicable to a class of the Portfolio, or to the extent necessary, the Portfolio’s Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from the Portfolio any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the Expense Limitation Agreement between PIMCO and the Trust, exceed 0.0049% of the class of the Portfolio’s average net assets; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of the Portfolio to maintain a negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Portfolio will not reimburse PIMCO or its affiliates for any portion of the service fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Portfolio will maintain a positive net yield. As of June 30, 2015, the recoverable amount to PIMCO was $1,382,816.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit

16	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	15,211	$15,211	2,055	$2,055
Administrative Class	8,776	8,777	5,001	5,001
Issued as reinvestment of distributions
Institutional Class	1	1	1	1
Administrative Class	1	1	2	2
Cost of shares redeemed
Institutional Class	(9,011)	(9,011)	(2,782)	(2,782)
Administrative Class	(10,588)	(10,588)	(12,342)	(12,342)
Net increase (decrease) resulting from Portfolio share transactions	4,390	$4,391	(8,065)	$(8,065)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2015, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 72% of the Portfolio.

10. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells

Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

SEMIANNUAL REPORT	JUNE 30, 2015	17

Notes to Financial Statements (Cont.)

June 30, 2015 (Unaudited)

The foregoing speaks only as of the date of this report.

11. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (1)
$40,028	$0	$0	$0

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.
†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GSC	Goldman Sachs & Co.	RYL	Royal Bank of Scotland Group PLC
BOS	Banc of America Securities LLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank
BPG	BNP Paribas Securities Corp.	JPS	JPMorgan Securities, Inc.	SGY	Societe Generale, New York
BSN	Bank of Nova Scotia	MBC	HSBC Bank Plc	SSB	State Street Bank and Trust Co.
COM	Commerz Bank AG	MSC	Morgan Stanley & Co., Inc.	TDM	TD Securities (USA) LLC
FOB	Credit Suisse Securities (USA) LLC	RDR	RBC Dain Rausher, Inc.

Currency Abbreviations:
USD (or $)	United States Dollar

SEMIANNUAL REPORT	JUNE 30, 2015	19

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

20	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT55SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Real Return Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO VARIABLE INSURANCE TRUST

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and

Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

SEMIANNUAL REPORT	JUNE 30, 2015	5

PIMCO Real Return Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	66.6%
Short-Term Instruments‡	11.1%
Sovereign Issues	9.5%
Corporate Bonds & Notes	6.7%
Other	6.1%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	10 Years	Class Inception (09/30/1999)
PIMCO Real Return Portfolio Administrative Class	0.05%	-3.17%	3.11%	4.15%	6.47%
Barclays U.S. TIPS Index±	0.34%	-1.73%	3.29%	4.13%	6.19%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.70% for Administrative Class shares.

± Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$1,000.50	$1,020.96
Expenses Paid During Period†	$3.70	$3.74
Net Annualized Expense Ratio	0.75%	0.75%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private- sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation.

Portfolio Insights

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited absolute performance as U.S. TIPS posted positive returns during the reporting period.

»

Yield curve positioning within U.S. TIPS, specifically overweight exposure in the 5-7 year sector and underweight exposure to the 20-30 year sector, benefited relative performance as the U.S. real yield curve steepened with shorter-term real yields falling and longer-term real yields rising over the reporting period.

»	Short exposure to the euro benefited relative performance as this currency weakened relative to the U.S. dollar over the reporting period.

»	An underweight to the 2-3 year portion of the U.S. real yield curve detracted from relative performance as yields in the 2-3 year portion of the yield curve declined over the reporting period.

»	Exposure to German nominal rates detracted from relative performance as interest rates in Germany generally increased over the reporting period.

»	Exposure to Mexican real rates detracted from relative performance as interest rates in Mexico generally increased over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Real Return Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Administrative Class
Net asset value beginning of year or period	$12.81	$12.60	$14.25	$13.95	$13.14	$12.44
Net investment income (loss) (a)	(0.02)	0.28	0.08	0.21	0.28	0.20
Net realized/unrealized gain (loss)	0.03	0.11	(1.40)	1.02	1.24	0.81
Total from Investment Operations	0.01	0.39	(1.32)	1.23	1.52	1.01
Dividends from net investment income	(0.01)	(0.18)	(0.23)	(0.16)	(0.29)	(0.19)
Distributions from net realized capital gains	0.00	0.00	(0.10)	(0.77)	(0.42)	(0.12)
Total distributions	(0.01)	(0.18)	(0.33)	(0.93)	(0.71)	(0.31)
Net asset value end of year or period	$12.81	$12.81	$12.60	$14.25	$13.95	$13.14
Total return	0.05%	3.09%	(9.22)%	8.75%	11.66%	8.10%
Net assets end of year or period (000s)	$2,264,459	$2,393,913	$2,754,082	$3,626,656	$2,976,467	$2,293,424
Ratio of expenses to average net assets	0.75%*	0.70%	0.70%	0.70%	0.65%	0.66%
Ratio of expenses to average net assets excluding interest expense	0.65%*	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	(0.25)%*	2.19%	0.61%	1.47%	2.02%	1.54%
Portfolio turnover rate	60%	96%	34%	46%	381%	489%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	7

Statement of Assets and Liabilities PIMCO Real Return Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$4,102,686
Investments in Affiliates	424,539
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,653
Over the counter	22,733
Cash	390
Deposits with counterparty	16,723
Foreign currency, at value	6,967
Receivable for Investments sold~	1,010,183
Receivable for investments sold on a delayed-delivery basis	20,865
Receivable for Portfolio shares sold	5,190
Interest receivable	19,121
Dividends receivable from Affiliates	67
Other assets	397
Total Assets	5,631,514

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$5,925
Payable for sale-buyback transactions	2,284,856
Payable for short sales	40,125
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,363
Over the counter	48,519
Payable for investments purchased~	290,390
Payable for investments in Affiliates purchased	67
Deposits from counterparty	6,659
Payable for Portfolio shares redeemed	2,404
Accrued investment advisory fees	605
Accrued supervisory and administrative fees	605
Accrued distribution fees	106
Accrued servicing fees	279
Other liabilities	13
Total Liabilities	2,684,916

Net Assets	$2,946,598

Net Assets Consist of:
Paid in capital	$3,056,259
Undistributed net investment income	88,051
Accumulated undistributed net realized (loss)	(46,934)
Net unrealized (depreciation)	(150,778)
$2,946,598

Net Assets:
Institutional Class	$166,224
Administrative Class	2,264,459
Advisor Class	515,915

Shares Issued and Outstanding:
Institutional Class	12,980
Administrative Class	176,828
Advisor Class	40,287

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.81
Administrative Class	12.81
Advisor Class	12.81

Cost of Investments in securities	$4,237,317
Cost of Investments in Affiliates	$424,580
Cost of Foreign Currency Held	$6,996
Proceeds Received on Short Sales	$40,310
Cost or Premiums of Financial Derivative Instruments, net	$(5,791)

* Includes repurchase agreements of:	$3,069

~	A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Real Return Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest, net of foreign taxes*	$7,580
Dividends from Investments in Affiliates	170
Total Income	7,750

Expenses:
Investment advisory fees	3,726
Supervisory and administrative fees	3,726
Servicing fees - Administrative Class	1,736
Distribution and/or servicing fees - Advisor Class	626
Trustee fees	19
Interest expense	1,507
Miscellaneous expense	1
Total Expenses	11,341

Net Investment Loss	(3,591)

Net Realized Gain (Loss):
Investments in securities	(41,893)
Investments in Affiliates	108
Exchange-traded or centrally cleared financial derivative instruments	(40,684)
Over the counter financial derivative instruments	72,652
Foreign currency	(69)

Net Realized (Loss)	(9,886)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	2,556
Investments in Affiliates	(40)
Exchange-traded or centrally cleared financial derivative instruments	33,820
Over the counter financial derivative instruments	(22,750)
Foreign currency assets and liabilities	451

Net Change in Unrealized Appreciation	14,037

Net Increase in Net Assets Resulting from Operations	$560

* Foreign tax withholdings	$7

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statements of Changes in Net Assets PIMCO Real Return Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$(3,591)	$70,725
Net realized gain (loss)	(9,886)	48,415
Net change in unrealized appreciation (depreciation)	14,037	(11,035)

Net Increase in Net Assets Resulting from Operations	560	108,105

Distributions to Shareholders:
From net investment income
Institutional Class	(206)	(2,356)
Administrative Class	(1,155)	(37,161)
Advisor Class	0	(6,407)

Total Distributions	(1,361)	(45,924)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(89,662)	(378,911)

Total (Decrease) in Net Assets	(90,463)	(316,730)

Net Assets:
Beginning of period	3,037,061	3,353,791
End of period*	$2,946,598	$3,037,061

* Including undistributed net investment income of:	$88,051	$93,003

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO Real Return Portfolio

(Unaudited)

(Amounts in thousands†)	Six Months Ended June 30, 2015

Cash Flows (Used for) Operating Activities:

Net increase in net assets resulting from operations	$560

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash (Used for) Operating Activities:
Purchases of long-term securities	(2,519,593)
Proceeds from sales of long-term securities	2,354,613
Proceeds from sales of short-term portfolio investments, net	381,302
(Increase) in deposits with counterparty	(14,175)
(Increase) in receivable for investments sold	(417,958)
Decrease in interest and dividends receivable	3,032
(Increase) in exchange-traded or centrally cleared financial derivative instruments	(4,828)
Decrease in over the counter financial derivative instruments	73,109
(Decrease) in payable for investments purchased	(42,248)
(Decrease) in deposits from counterparty	(9,121)
(Decrease) in accrued investment advisory fees	(66)
(Decrease) in accrued supervisory and administrative fees	(65)
(Decrease) in accrued servicing fee	(38)
Payments on short sales transactions, net	(123,582)
Proceeds from currency transactions	382
(Decrease) in other liabilities	(24)
Net Realized (Gain) Loss
Investments in securities	41,893
Investments in Affiliates	(108)
Exchange-traded or centrally cleared financial derivative instruments	40,684
Over the counter financial derivative instruments	(72,652)
Foreign currency	69
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(2,556)
Investments in Affiliates	40
Exchange-traded or centrally cleared financial derivative instruments	(33,820)
Over the counter financial derivative instruments	22,750
Foreign currency assets and liabilities	(451)
Net amortization (accretion) on investments	9,312

Net Cash (Used for) Operating Activities	(313,539)

Cash Flows Received from Financing Activities:
Proceeds from shares sold	182,558
Payments on shares redeemed	(269,039)
Cash dividend paid*	0
Proceeds from reverse repurchase agreements	20,379
Payments on reverse repurchase agreements	(14,454)
Proceeds from sale-buyback transactions	9,503,077
Payments on sale-buyback transactions	(9,102,996)
Proceeds from deposits from counterparty	132,179
Payments on deposits from counterparty	(134,643)

Net Cash Received from Financing Activities	317,061

Net Increase in Cash and Foreign Currency	3,522

Cash and Foreign Currency:
Beginning of period	3,835
End of period	$7,357

* Reinvestment of distributions	$1,361

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Real Return Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 139.2%

CORPORATE BONDS & NOTES 10.2%

BANKING & FINANCE 8.2%
Ally Financial, Inc.
2.750% due 01/30/2017		$1,800	$1,796
5.500% due 02/15/2017		2,500	2,612
Banca Monte dei Paschi di Siena SpA
4.875% due 09/15/2016	EUR	1,000	1,172
Banco Popolare SC
3.500% due 03/14/2019		800	917
Banco Santander Chile
1.875% due 01/19/2016		$8,200	8,220
Bank of America N.A.
1.750% due 06/05/2018		14,900	14,866
Bankia S.A.
0.198% due 01/25/2016	EUR	1,300	1,449
3.500% due 12/14/2015		8,600	9,726
3.500% due 01/17/2019		3,200	3,722
Barclays Bank PLC
2.010% due 12/21/2020	MXN	12,500	775
7.625% due 11/21/2022		$9,200	10,494
Barclays PLC
8.250% due 12/15/2018 (d)		600	635
BBVA Bancomer S.A.
6.500% due 03/10/2021		600	651
Bear Stearns Cos. LLC
7.250% due 02/01/2018		9,100	10,308
BNP Paribas S.A.
0.586% due 11/07/2015		23,600	23,616
BPCE S. A.
0.846% due 11/18/2016		13,700	13,724
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	2,700	3,067
2.875% due 05/19/2016		7,100	8,027
Citigroup, Inc.
0.798% due 05/01/2017		$32,900	32,806
Credit Agricole S.A.
7.875% due 01/23/2024 (d)		5,200	5,341
Credit Suisse Group AG
7.500% due 12/11/2023 (d)		3,600	3,759
Depfa ACS Bank
3.875% due 11/14/2016	EUR	700	820
Eksportfinans ASA
2.375% due 05/25/2016		$4,700	4,712
Evergrande Real Estate Group Ltd.
8.750% due 10/30/2018 (f)		450	424
12.000% due 02/17/2020		800	794
Intesa Sanpaolo SpA
3.125% due 01/15/2016		3,600	3,628
JPMorgan Chase & Co.
0.827% due 04/25/2018		10,000	10,012
LBG Capital PLC
15.000% due 12/21/2019	GBP	1,830	4,090
15.000% due 12/21/2019	EUR	70	118
Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^		$100	11
Lloyds Bank PLC
1.750% due 05/14/2018		6,200	6,195
3.500% due 05/14/2025		1,200	1,179
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	4,500	7,311
7.875% due 06/27/2029 (d)		2,200	3,640
Navient Corp.
6.250% due 01/25/2016		$764	780
Rabobank Group
0.609% due 04/28/2017		32,900	32,932

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 09/10/2015	GBP	2,900	$4,584
State Bank of India
2.426% due 01/21/2016		$400	400
Trillion Chance Ltd.
8.500% due 01/10/2019		500	494
Turkiye Garanti Bankasi A/S
2.775% due 04/20/2016		1,500	1,501

			241,308

INDUSTRIALS 1.1%
AbbVie, Inc.
1.800% due 05/14/2018		7,700	7,677
2.500% due 05/14/2020		3,600	3,566
3.200% due 11/06/2022		800	792
3.600% due 05/14/2025		2,900	2,868
California Resources Corp.
5.500% due 09/15/2021 (f)		6,400	5,576
Central China Real Estate Ltd.
8.000% due 01/28/2020		600	592
Chesapeake Energy Corp.
3.525% due 04/15/2019		1,000	917
DISH DBS Corp.
7.125% due 02/01/2016		200	206
Dynegy, Inc.
6.750% due 11/01/2019		8,000	8,364
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	3,900	2,326
KWG Property Holding Ltd.
8.250% due 08/05/2019		$500	501
Sunac China Holdings Ltd.
8.750% due 12/05/2019		500	497
Yuzhou Properties Co. Ltd.
8.625% due 01/24/2019		200	202
9.000% due 12/08/2019		400	402

			34,486

UTILITIES 0.9%
BellSouth Corp.
4.821% due 04/26/2021		6,500	6,687
BG Energy Capital PLC
6.500% due 11/30/2072	GBP	1,700	2,850
Electricite de France S.A.
0.735% due 01/20/2017		$5,900	5,910
1.150% due 01/20/2017		1,800	1,803
Petrobras Global Finance BV
1.896% due 05/20/2016		300	296
3.000% due 01/15/2019		300	278
3.250% due 03/17/2017		200	197
4.375% due 05/20/2023		400	350
4.875% due 03/17/2020		200	191
5.375% due 01/27/2021		7,600	7,333
6.625% due 01/16/2034	GBP	100	134

			26,029

Total Corporate Bonds & Notes (Cost $312,544)			301,823

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		$680	573

Total Municipal Bonds & Notes (Cost $650)			573

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 2.6%
Fannie Mae
0.253% due 12/25/2036	$71	$71
0.337% due 08/25/2034	95	94
0.537% due 07/25/2037 - 05/25/2042	118	118
0.627% due 05/25/2036	84	84
0.867% due 02/25/2041	2,926	2,958
1.346% due 07/01/2044 - 09/01/2044	58	59
2.202% due 05/25/2035	603	625
2.320% due 11/01/2024	10	10
3.500% due 07/01/2045 - 08/01/2045	39,000	40,111
5.284% due 10/01/2035	234	249
Freddie Mac
0.336% due 10/15/2020	483	483
0.416% due 02/15/2019	51	51
0.447% due 08/25/2031	60	58
0.636% due 08/15/2033 - 09/15/2042	12,997	13,092
1.346% due 10/25/2044 - 02/25/2045	4,742	4,817
2.373% due 01/01/2034	108	116
5.309% due 12/01/2035	81	86
Ginnie Mae
0.487% due 03/20/2037	3,329	3,339
NCUA Guaranteed Notes
0.635% due 10/07/2020	2,817	2,832
0.745% due 12/08/2020	4,505	4,538
Small Business Administration
5.902% due 02/10/2018	223	239
6.020% due 08/01/2028	1,232	1,395

Total U.S. Government Agencies (Cost $74,905)		75,425

U.S. TREASURY OBLIGATIONS 102.3%
U.S. Treasury Bonds
2.500% due 02/15/2045 (f)	28,830	25,258
3.000% due 11/15/2044 (f)(j)	2,000	1,947
3.000% due 05/15/2045	14,340	13,988
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2016 (f)	143,557	144,263
0.125% due 04/15/2019 (h)(j)	13,227	13,387
0.125% due 04/15/2020	67,162	67,676
0.125% due 01/15/2022 (f)	195,189	193,374
0.125% due 07/15/2022 (f)	393,330	390,165
0.125% due 01/15/2023 (f)	119,348	117,185
0.250% due 01/15/2025	33,961	33,269
0.375% due 07/15/2023 (h)(j)	85,192	85,431
0.625% due 07/15/2021 (f)	280,573	289,495
0.625% due 02/15/2043 (j)	11,566	10,188
0.750% due 02/15/2042 (j)	10,721	9,792
0.750% due 02/15/2045	72,236	65,493
1.125% due 01/15/2021 (f)	24,797	26,221
1.250% due 07/15/2020	104,056	111,283
1.375% due 01/15/2020 (f)	120,711	129,000
1.375% due 02/15/2044 (f)	97,683	103,521
1.750% due 01/15/2028 (f)	103,811	117,315
1.875% due 07/15/2019 (h)(j)	9,418	10,265
2.000% due 01/15/2016 (f)	30,850	31,301
2.000% due 01/15/2026 (f)	132,534	151,876
2.125% due 02/15/2040 (f)	36,823	45,114
2.125% due 02/15/2041 (j)	1,080	1,333
2.375% due 01/15/2025 (f)	170,431	200,243
2.375% due 01/15/2027 (f)	158,019	188,635
2.500% due 07/15/2016 (f)(h)	40,502	42,002
2.500% due 01/15/2029 (f)(j)	39,634	48,740
3.625% due 04/15/2028 (f)	42,355	57,603
3.875% due 04/15/2029 (f)	149,258	211,060
U.S. Treasury Notes
1.500% due 05/31/2020 (f)	45,800	45,507

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.750% due 03/31/2022 (f)		$32,700	$32,079

Total U.S. Treasury Obligations (Cost $3,091,104)			3,014,009

MORTGAGE-BACKED SECURITIES 3.9%
American Home Mortgage Investment Trust
1.923% due 09/25/2045		372	360
Arran Residential Mortgages Funding PLC
1.440% due 11/19/2047	EUR	8,891	9,965
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051		$358	379
Banc of America Funding Trust
2.671% due 02/20/2036		876	871
2.933% due 01/20/2047 ^		418	356
Banc of America Mortgage Trust
2.314% due 11/25/2034		79	75
2.639% due 02/25/2036 ^		599	541
2.797% due 06/25/2035		165	159
6.500% due 09/25/2033		25	25
Banc of America Re-REMIC Trust
5.670% due 06/24/2050		1,465	1,516
5.675% due 02/17/2051		884	917
BCAP LLC Trust
5.401% due 03/26/2037		1,838	1,803
Bear Stearns Adjustable Rate Mortgage Trust
2.160% due 08/25/2035		318	321
2.260% due 08/25/2035		248	249
2.410% due 10/25/2035		1,258	1,241
2.515% due 03/25/2035		109	110
2.565% due 01/25/2035		590	572
2.680% due 03/25/2035		434	439
2.711% due 03/25/2035		524	508
Bear Stearns ALT-A Trust
2.635% due 09/25/2035		2,476	2,127
2.646% due 03/25/2036 ^		702	543
Bear Stearns Commercial Mortgage Securities Trust
5.537% due 10/12/2041		6,420	6,675
Chase Mortgage Finance Trust
2.616% due 02/25/2037		69	68
ChaseFlex Trust
6.000% due 02/25/2037 ^		605	522
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.467% due 01/25/2035		19	17
Citigroup Mortgage Loan Trust, Inc.
2.060% due 09/25/2035		43	42
2.230% due 09/25/2035		188	189
2.410% due 09/25/2035		194	194
2.510% due 10/25/2035		1,087	1,078
2.660% due 05/25/2035		55	54
2.757% due 09/25/2037 ^		1,279	1,156
Commercial Mortgage Trust
3.156% due 07/10/2046		739	739
Countrywide Alternative Loan Trust
0.357% due 05/25/2047		8,173	7,076
0.367% due 02/20/2047		735	551
0.367% due 05/25/2047		223	190
0.377% due 09/25/2046 ^		6,369	5,491
0.467% due 12/25/2035		38	34
1.158% due 12/25/2035		172	143
6.000% due 01/25/2037 ^		303	266
Countrywide Home Loan Mortgage Pass-Through Trust
2.499% due 11/19/2033		38	38
2.545% due 05/20/2036 ^		175	147
5.500% due 08/25/2035		184	179
Countrywide Home Loan Reperforming REMIC Trust
0.527% due 06/25/2035		160	142

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Commercial Mortgage Trust
5.311% due 12/15/2039		$14,266	$14,760
Credit Suisse Mortgage Capital Certificates
5.467% due 09/16/2039		1,109	1,137
5.467% due 09/18/2039		1,184	1,213
Deutsche ALT- B Securities, Inc.
0.287% due 10/25/2036 ^		22	14
First Horizon Alternative Mortgage Securities Trust
2.219% due 06/25/2034		345	340
First Horizon Mortgage Pass-Through Trust
2.583% due 02/25/2035		1,330	1,337
2.677% due 08/25/2035		797	726
Granite Mortgages PLC
0.952% due 09/20/2044	GBP	110	171
GreenPoint Mortgage Funding Trust
0.457% due 11/25/2045		$214	182
0.627% due 06/25/2045		358	313
GS Mortgage Securities Trust
4.592% due 08/10/2043		6,000	6,590
GSR Mortgage Loan Trust
2.682% due 09/25/2035		608	611
2.758% due 01/25/2035		364	348
HarborView Mortgage Loan Trust
0.408% due 05/19/2035		114	95
0.468% due 02/19/2036		233	176
0.527% due 06/20/2035		120	114
IndyMac Mortgage Loan Trust
0.967% due 05/25/2034		63	59
2.532% due 12/25/2034		224	206
2.751% due 11/25/2035 ^		1,005	909
JPMorgan Chase Commercial Mortgage Securities Trust
5.794% due 02/12/2051		1,166	1,251
JPMorgan Mortgage Trust
2.186% due 07/27/2037		1,054	917
2.531% due 08/25/2035 ^		429	408
2.554% due 08/25/2035		454	449
2.593% due 07/25/2035		311	312
2.594% due 02/25/2035		408	408
2.642% due 07/25/2035		760	762
4.812% due 09/25/2035		161	153
JPMorgan Resecuritization Trust
6.000% due 02/27/2037		658	675
LB-UBS Commercial Mortgage Trust
5.372% due 09/15/2039		5,000	5,190
5.424% due 02/15/2040		215	226
Marche Mutui SRL
0.419% due 02/25/2055	EUR	1,071	1,178
2.248% due 01/27/2064		2,430	2,773
Marche SRL
0.398% due 10/27/2065		711	793
MASTR Adjustable Rate Mortgages Trust
2.702% due 11/21/2034		$389	399
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.886% due 11/15/2031		204	200
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.626% due 12/15/2030		192	185
Merrill Lynch Mortgage Investors Trust
0.397% due 02/25/2036		542	500
0.437% due 11/25/2035		409	387
1.184% due 10/25/2035		271	259
1.673% due 10/25/2035		1,026	998
5.238% due 12/25/2035		301	277
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		200	213

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Capital Trust
6.104% due 06/11/2049		$568	$607
Morgan Stanley Mortgage Loan Trust
2.128% due 06/25/2036		679	652
Residential Accredit Loans, Inc. Trust
0.487% due 08/25/2035		159	123
Royal Bank of Scotland Capital Funding Trust
6.239% due 12/16/2049		2,219	2,305
Sequoia Mortgage Trust
0.387% due 07/20/2036		1,480	1,388
0.888% due 10/19/2026		73	71
Structured Adjustable Rate Mortgage Loan Trust
0.665% due 06/25/2035		24	25
1.574% due 01/25/2035		159	129
2.576% due 12/25/2034		367	359
2.629% due 08/25/2035		213	202
2.637% due 02/25/2034		231	230
Structured Asset Mortgage Investments Trust
0.377% due 06/25/2036		114	94
0.397% due 04/25/2036		471	343
0.438% due 07/19/2035		1,349	1,277
0.848% due 10/19/2034		115	111
Structured Asset Securities Corp. Trust
2.652% due 10/28/2035		30	29
Swan Trust
3.340% due 04/25/2041	AUD	233	181
Vornado DP LLC Trust
4.004% due 09/13/2028		$6,500	6,984
WaMu Mortgage Pass-Through Certificates Trust
0.447% due 11/25/2045		225	212
0.477% due 10/25/2045		1,281	1,201
0.888% due 01/25/2047		864	786
0.928% due 05/25/2047		514	444
0.956% due 12/25/2046		120	113
1.158% due 02/25/2046		188	175
1.358% due 11/25/2042		24	22
2.187% due 07/25/2046		786	712
2.187% due 11/25/2046		110	100
2.390% due 12/25/2035		255	235
3.829% due 08/25/2035		137	131
Wells Fargo Mortgage-Backed Securities Trust
2.717% due 09/25/2034		91	93

Total Mortgage-Backed Securities (Cost $113,683)			115,616

ASSET-BACKED SECURITIES 2.9%
Access Group, Inc.
1.577% due 10/27/2025		6,406	6,409
Aquilae CLO PLC
0.401% due 01/17/2023	EUR	850	944
Asset-Backed Funding Certificates Trust
0.887% due 06/25/2034		$951	894
Bear Stearns Asset-Backed Securities Trust
0.847% due 10/25/2032		15	15
1.187% due 10/25/2037		44	41
Carlyle High Yield Partners Ltd.
0.500% due 04/19/2022		1,312	1,286
Citigroup Mortgage Loan Trust, Inc.
0.267% due 01/25/2037		200	138
College Loan Corp. Trust
0.527% due 01/25/2024		800	771
Countrywide Asset-Backed Certificates
0.367% due 07/25/2036		2,110	2,077
0.435% due 04/25/2036		88	88
Credit-Based Asset Servicing and Securitization LLC
0.245% due 11/25/2036		91	51

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Equity One Mortgage Pass-Through Trust
0.487% due 04/25/2034		$90	$76
First Franklin Mortgage Loan Trust
0.867% due 11/25/2035		6,900	6,882
Fraser Sullivan CLO Ltd.
1.575% due 04/20/2023		7,300	7,300
GSAMP Trust
0.257% due 12/25/2036		107	60
HSI Asset Securitization Corp. Trust
0.237% due 10/25/2036		8	4
JPMorgan Mortgage Acquisition Trust
0.307% due 01/25/2037		2,916	2,851
Magi Funding PLC
0.331% due 04/11/2021	EUR	81	91
Merrill Lynch Mortgage Investors Trust
0.267% due 09/25/2037		$26	10
0.307% due 02/25/2037		399	191
Morgan Stanley IXIS Real Estate Capital Trust
0.237% due 11/25/2036		13	7
Nautique Funding Ltd.
0.525% due 04/15/2020		381	377
North Carolina State Education Assistance Authority
0.727% due 10/26/2020		240	240
NYLIM Flatiron CLO Ltd.
0.496% due 08/08/2020		240	239
OneMain Financial Issuance Trust
2.470% due 09/18/2024		14,700	14,778
Park Place Securities, Inc.
0.657% due 09/25/2035		3,200	2,796
Penta CLO S.A.
0.268% due 06/04/2024	EUR	2,222	2,451
RAAC Trust
0.377% due 09/25/2045		$110	110
Renaissance Home Equity Loan Trust
0.947% due 12/25/2032		65	61
Securitized Asset-Backed Receivables LLC Trust
0.247% due 12/25/2036 ^		362	134
SLM Student Loan Trust
0.317% due 04/25/2019		8,800	8,715
1.777% due 04/25/2023		9,155	9,401
Soundview Home Loan Trust
0.247% due 11/25/2036		58	23
Structured Asset Securities Corp. Mortgage Loan Trust
0.317% due 02/25/2037		8,400	7,393
1.684% due 04/25/2035		533	510
Symphony CLO Ltd.
0.514% due 05/15/2019		2,228	2,219
Voya CLO Ltd.
1.575% due 10/15/2022		4,300	4,299

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wood Street CLO BV
0.339% due 03/29/2021	EUR	162	$179

Total Asset-Backed Securities (Cost $83,540)			84,111

SOVEREIGN ISSUES 14.6%
Autonomous Community of Catalonia
4.950% due 02/11/2020		1,000	1,227
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2019 (b)	BRL	41,800	8,784
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		16,600	4,816
Colombian TES
3.000% due 03/25/2033 (c)	COP	7,739,687	2,566
France Government Bond
0.250% due 07/25/2018 (c)	EUR	20,321	23,567
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (c)		9,117	10,695
2.100% due 09/15/2017 (c)		1,398	1,636
2.100% due 09/15/2021		1,835	2,220
2.250% due 04/22/2017 (c)		3,613	4,146
2.350% due 09/15/2019 (c)		3,106	3,750
2.350% due 09/15/2024 (c)		48,791	59,952
2.550% due 10/22/2016 (c)		692	791
2.550% due 09/15/2041 (c)		1,089	1,373
3.100% due 09/15/2026 (c)		638	838
5.000% due 09/01/2040		1,100	1,576
5.500% due 11/01/2022		900	1,243
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	27,933	1,915
4.000% due 11/08/2046 (c)		147,104	10,180
4.500% due 12/04/2025 (c)		453,155	33,025
4.750% due 06/14/2018		65,102	4,164
New Zealand Government Bond
2.000% due 09/20/2025	NZD	7,204	4,854
3.000% due 09/20/2030		15,093	11,297
Republic of Germany
0.750% due 04/15/2018 (c)	EUR	84,238	97,903
Republic of Greece Government International Bond
4.500% due 07/03/2017	JPY	300,000	1,324
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	6,400	7,556
5.250% due 02/18/2024		$1,000	1,095
5.500% due 10/26/2022		1,900	2,114
Spain Government International Bond
0.550% due 11/30/2019 (c)	EUR	1,906	2,153
1.000% due 11/30/2030 (c)		3,202	3,321
3.800% due 04/30/2024		11,000	13,843
5.400% due 01/31/2023		8,700	12,059

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
United Kingdom Gilt
0.125% due 03/22/2024 (c)	GBP	56,081	$95,351

Total Sovereign Issues (Cost $481,037)			431,334

SHORT-TERM INSTRUMENTS 2.7%

CERTIFICATES OF DEPOSIT 1.6%
Banco Bilbao Vizcaya Argentaria S.A.
1.027% due 10/23/2015		$33,250	33,237
1.126% due 05/16/2016		14,250	14,203

			47,440

REPURCHASE AGREEMENTS (e) 0.1%
			3,069

U.S. TREASURY BILLS 1.0%
0.011% due 07/23/2015 - 11/12/2015 (a)(f)(h)(j)		29,287	29,286

Total Short-Term Instruments (Cost $79,854)			79,795

Total Investments in Securities (Cost $4,237,317)			4,102,686

		SHARES
INVESTMENTS IN AFFILIATES 14.4%

SHORT-TERM INSTRUMENTS 14.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 14.4%
PIMCO Short-Term Floating NAV Portfolio III		42,804,926	424,539

Total Short-Term Instruments (Cost $424,580)			424,539

Total Investments in Affiliates (Cost $424,580)			424,539

Total Investments 153.6% (Cost $4,661,897)			$4,527,225

Financial Derivative Instruments (g)(i) (0.9%) (Cost or Premiums, net $(5,791))			(28,496)

Other Assets and Liabilities, net (52.7%)			(1,552,131)

Net Assets 100.0%			$2,946,598

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon bond.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$3,069	Fannie Mae 2.200% due 10/17/2022	$(3,135)	$3,069	$3,069

Total Repurchase Agreements						$(3,135)	$3,069	$3,069

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	0.100%	05/20/2015	05/18/2017	$(5,924)	$(5,925)

Total Reverse Repurchase Agreements					$(5,925)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	(0.400)%	06/30/2015	07/01/2015	$(1,791)	$(1,791)
	0.050%	06/30/2015	07/02/2015	(30,844)	(30,846)
	0.100%	06/29/2015	07/06/2015	(6,264)	(6,266)
BPG	0.310%	07/01/2015	07/08/2015	(438,094)	(438,691)
	0.320%	07/01/2015	07/08/2015	(225,856)	(226,130)
GSC	(0.200)%	06/25/2015	07/01/2015	(2,981)	(2,981)
	(0.100)%	06/29/2015	07/02/2015	(3,662)	(3,662)
	0.250%	05/18/2015	07/17/2015	(1,032)	(1,033)
	0.260%	05/28/2015	07/09/2015	(14,062)	(14,071)
	0.290%	05/21/2015	07/21/2015	(20,380)	(20,406)
	0.350%	06/02/2015	07/02/2015	(6,204)	(6,207)
	0.360%	06/03/2015	07/06/2015	(49,961)	(49,996)
	0.370%	06/08/2015	07/08/2015	(6,358)	(6,364)
	0.390%	06/09/2015	07/09/2015	(1,729)	(1,731)
	0.400%	06/12/2015	07/13/2015	(997)	(998)
	0.410%	06/12/2015	07/10/2015	(47,494)	(47,553)
	0.510%	06/19/2015	07/13/2015	(169,444)	(169,778)
MSC	(0.350)%	06/30/2015	07/01/2015	(9,394)	(9,394)
	0.270%	04/29/2015	07/09/2015	(70,663)	(70,788)
	0.270%	05/11/2015	07/10/2015	(4,591)	(4,599)
	0.270%	05/12/2015	07/10/2015	(93,762)	(93,905)
	0.360%	06/03/2015	07/02/2015	(34,883)	(34,895)
	0.410%	06/11/2015	07/02/2015	(8,736)	(8,739)
	0.470%	06/15/2015	07/02/2015	(5,897)	(5,899)
	0.510%	06/19/2015	07/09/2015	(201,701)	(201,966)
TDM	0.230%	05/18/2015	08/18/2015	(93,518)	(94,211)
	0.260%	05/05/2015	07/06/2015	(71,849)	(71,936)
	0.260%	05/11/2015	08/11/2015	(145,257)	(146,048)
	0.270%	05/08/2015	07/08/2015	(71,310)	(71,404)
	0.280%	05/13/2015	08/13/2015	(182,122)	(183,414)
	0.290%	05/27/2015	07/08/2015	(33,838)	(33,859)
	0.320%	06/05/2015	08/04/2015	(30,516)	(30,670)
	0.350%	06/12/2015	07/10/2015	(62,122)	(62,197)
	0.430%	06/17/2015	07/07/2015	(26,887)	(26,908)
	0.500%	06/19/2015	07/09/2015	(105,387)	(105,520)

Total Sale-Buyback Transactions					$(2,284,856)

(2)	The average amount of borrowings outstanding during the period ended June 30, 2015 was $1,191,520 at a weighted average interest rate of 0.247%.
(3)	Payable for sale-buyback transactions includes $4,543 of deferred price drop.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	07/01/2045	$ 29,000	$(30,069)	$(29,856)
Fannie Mae	3.500%	08/01/2045	10,000	(10,241)	(10,269)

Total Short Sales				$(40,310)	$(40,125)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(f)	Securities with an aggregate market value of $2,277,410 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$0	$(5,925)	$0	$(5,925)	$5,966	$41
BSN	0	0	0	0	(221)	(221)
SSB	3,069	0	0	3,069	(3,135)	(66)

Master Securities Forward Transaction Agreement
BCY	0	0	(38,903)	(38,903)	38,850	(53)
BPG	0	0	(664,821)	(664,821)	661,999	(2,822)
FOB	0	0	0	0	(1,020)	(1,020)
GSC	0	0	(324,780)	(324,780)	322,546	(2,234)
MSC	0	0	(430,185)	(430,185)	427,176	(3,009)
TDM	0	0	(826,167)	(826,167)	820,874	(5,293)

Total Borrowings and Other Financing Transactions	$3,069	$(5,925)	$(2,284,856)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME 90-Day Eurodollar December Futures	$99.375	12/14/2015	495	$81	$68

Total Purchased Options				$81	$68

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$124.000	08/21/2015	190	$(154)	$(86)
Call - CBOT U.S. Treasury 10-Year Note September Futures	127.000	08/21/2015	190	(126)	(146)

				$(280)	$(232)

Total Written Options				$(280)	$(232)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	2,706	$(530)	$0	$0
90-Day Eurodollar December Futures	Short	12/2016	1,343	(456)	34	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	Short	03/2016	577	$(123)	$7	$0
90-Day Eurodollar March Futures	Short	03/2017	1,208	(292)	15	0
90-Day Eurodollar September Futures	Short	09/2016	195	(75)	5	0
Brent Crude March Futures	Short	01/2016	10	(18)	0	(12)
Call Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond September Futures	Long	08/2015	191	(17)	96	0
Call Options Strike @ EUR 157.500 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	191	8	0	(34)
Euro-BTP Italy Government Bond September Futures	Long	09/2015	226	(203)	204	(732)
Euro-Bund 10-Year Bond September Futures	Long	09/2015	31	39	62	0
Put Options Strike @ EUR 147.000 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	191	51	66	0
U.S. Treasury 10-Year Note September Futures	Long	09/2015	579	(545)	0	(18)
U.S. Treasury 30-Year Bond September Futures	Short	09/2015	101	7	22	0
U.S. Treasury Ultra Long-Term Bond September Futures	Long	09/2015	41	(111)	0	(3)

Total Futures Contracts				$(2,265)	$511	$(799)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$ 9,702	$618	$17	$10	$(6)
CDX.IG-24 5-Year Index	1.000%	06/20/2020	26,500	384	11	6	(1)
iTraxx Europe 23 5-Year Index	1.000%	06/20/2020	EUR 47,100	650	(329)	0	(214)

				$1,652	$(301)	$16	$(221)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.300%	05/06/2017	$	182,000	$(257)	$(260)	$12	$0
Receive	3-Month USD-LIBOR	1.500%	12/16/2017		168,100	(894)	(188)	11	0
Pay	3-Month USD-LIBOR	2.000%	12/16/2020		26,500	(22)	55	0	(8)
Receive	3-Month USD-LIBOR	2.500%	12/16/2025		213,000	1,675	(857)	156	0
Receive	3-Month USD-LIBOR	2.750%	12/16/2045		108,400	5,573	(1,267)	247	0
Pay	3-Month USD-LIBOR	2.750%	12/16/2045		9,800	(472)	59	0	(26)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	96,100	4,771	6,469	0	(1,108)
Pay	6-Month EUR-EURIBOR	1.500%	03/16/2046		1,800	(123)	(482)	48	0
Receive	6-Month GBP-LIBOR	1.250%	06/17/2017	GBP	22,400	(107)	(50)	0	(44)
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017		178,400	(1,538)	223	0	(439)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		15,180	462	649	0	(270)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2045		32,220	4,237	3,599	0	(1,148)
Receive	28-Day MXN-TIIE	4.035%	02/03/2017	MXN	1,027,300	(66)	(303)	0	(68)
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		524,400	(152)	(752)	236	0
Pay	28-Day MXN-TIIE	5.670%	11/09/2021		154,900	(35)	(35)	71	0
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		39,800	(26)	(87)	18	0
Pay	28-Day MXN-TIIE	5.750%	12/06/2021		95,100	0	47	44	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029		197,800	(44)	(467)	175	0

						$12,982	$6,353	$1,018	$(3,111)

Total Swap Agreements						$14,634	$6,052	$1,034	$(3,332)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(h)	Securities with an aggregate market value of $26,060 and cash of $16,723 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$68	$511	$1,074	$1,653	$(232)	$(799)	$(3,332)	$(4,363)

(1)	Unsettled variation margin asset of $40 for closed swap agreements is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2015		BRL	10,612	$		3,420	$7	$0
	07/2015		JPY	2,941,200			23,787	0	(245)
	07/2015		MXN	17,247			1,098	1	0
	07/2015		NZD	22,121			15,783	793	0
	07/2015	$		3,837		BRL	10,612	0	(424)
	07/2015			193		MXN	2,971	0	(4)

BPS	07/2015		BRL	37,332	$		12,160	153	0
	07/2015		MXN	328,568			21,188	291	0
	07/2015	$		11,895		BRL	37,332	117	(5)
	07/2015			23,731		JPY	2,941,200	302	0
	08/2015		JPY	2,941,200	$		23,739	0	(303)

BRC	07/2015		PLN	12,167			3,180	0	(54)
	07/2015	$		19,412		INR	1,231,762	0	(95)
	07/2015		ZAR	11,855	$		969	0	(1)

CBK	07/2015		AUD	4,735			3,610	0	(43)
	07/2015		BRL	6,656			2,147	6	0
	07/2015		GBP	78,924			121,304	0	(2,706)
	07/2015		MXN	11,924			773	15	0
	07/2015	$		2,110		BRL	6,656	31	0
	07/2015			19,565		EUR	17,251	0	(333)
	07/2015			375		MXN	5,765	0	(9)
	09/2015		MXN	181,074	$		11,454	6	0
	01/2016		BRL	4,483			1,345	0	(8)

DUB	07/2015			31,242			10,141	92	0
	07/2015		KRW	12,467,381			11,512	384	0
	07/2015		MXN	9,742			635	16	0
	07/2015	$		10,070		BRL	31,242	0	(21)

FBF	07/2015		MXN	101,723	$		6,660	191	0

GLM	07/2015		BRL	249,392			90,422	10,209	0
	07/2015		MXN	24,947			1,635	48	0
	07/2015	$		80,348		BRL	249,392	28	(163)
	07/2015			1,195		GBP	751	0	(15)
	08/2015		EUR	21,583	$		24,166	94	0

HUS	07/2015		COP	5,125,605			2,007	45	0
	07/2015		EUR	357,486			390,887	0	(7,656)

JPM	07/2015			4,217			4,789	87	0
	07/2015		GBP	2,696			4,156	0	(80)
	07/2015	$		7,936		EUR	7,129	48	(36)
	07/2015			127,288		GBP	80,869	0	(222)
	07/2015			15,239		INR	982,834	174	0
	07/2015			5,600		PLN	21,032	0	(11)
	08/2015		GBP	80,869	$		127,257	220	0
	01/2016		BRL	22,546			6,749	0	(56)
	04/2016			65,246			19,570	431	0

MSB	07/2015			10,910			3,516	7	0
	07/2015	$		3,442		BRL	10,910	67	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
NGF	07/2015		MXN	197,007	$		12,744	$214	$0

SCX	07/2015	$		360,052		EUR	321,316	0	(1,833)
	07/2015			42,487		MXN	662,323	0	(362)
	08/2015		EUR	321,316	$		360,205	1,833	0
	08/2015	$		27,196		INR	1,762,982	314	0
	09/2015		MXN	662,323	$		42,239	363	0

TOR	07/2015		BRL	262,809			84,706	177	0
	07/2015	$		84,739		BRL	262,809	0	(210)

UAG	07/2015		BRL	5,187	$		1,685	17	0
	07/2015	$		1,672		BRL	5,187	0	(3)
	07/2015			18,091		EUR	16,007	0	(246)
	07/2015			1,302		MXN	20,099	0	(24)
	07/2015			15,083		NZD	22,121	0	(93)
	08/2015		EUR	11,383	$		12,735	48	(9)
	08/2015		NZD	22,121			15,040	93	0
	08/2015	$		1,640		GBP	1,043	0	(2)
	08/2015			172		MYR	650	0	0

Total Forward Foreign Currency Contracts								$16,922	$(15,272)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950%	12/15/2015	$85,600	$107	$91

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950%	12/15/2015	92,800	107	100
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.800%	01/19/2016	134,200	215	139
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.865%	08/11/2015	20,400	341	810
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050%	08/11/2015	7,200	115	141
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017	19,000	2,660	2,957

							$3,545	$4,238

Total Purchased Options							$3,545	$4,238

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015	EUR	7,000	$(14)	$(23)

BRC	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		7,400	(16)	(24)
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		14,200	(31)	(50)

CBK	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	08/19/2015		14,000	(33)	(36)

FBF	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		6,500	(13)	(21)

GST	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		7,300	(14)	(23)
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		60,500	(99)	(213)

JPM	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		7,100	(15)	(25)

							$(235)	$(415)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Call - OTC EUR versus USD	$	1.150	07/02/2015	EUR 13,590	$(54)	$ (1)
	Put - OTC EUR versus USD		1.110	07/20/2015	24,809	(125)	(300)
	Call - OTC EUR versus USD		1.170	07/20/2015	24,809	(137)	(23)

BRC	Call - OTC EUR versus USD		1.150	07/15/2015	4,780	(37)	(11)

DUB	Call - OTC USD versus BRL	BRL	2.680	07/01/2015	$ 9,770	(233)	(1,354)

FBF	Call - OTC USD versus BRL		4.000	03/17/2016	25,700	(1,086)	(413)

UAG	Call - OTC EUR versus USD	$	1.150	07/02/2015	EUR 13,020	(75)	(1)

						$(1,747)	$ (2,103)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	233.049	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$ 3,900	$(34)	$(20)

CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	33,400	(298)	(20)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	4,400	(57)	(3)

DUB	Cap - OTC CPURNSA Index	236.119	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/01/2016	7,800	(6)	(3)
	Floor - OTC YOY CPURNSA Index	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	5,100	(49)	(27)

GLM	Cap - OTC CPALEMU Index	117.93	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR 9,700	0	(373)

JPM	Cap - OTC CPURNSA Index	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	$ 34,300	(250)	(109)
	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	2,900	(20)	(10)
	Floor - OTC YOY CPURNSA Index	234.81	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	33,100	(374)	(362)

						$(1,088)	$(927)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.050%	07/13/2015	$	42,300	$(192)	$(4)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.950%	07/13/2015		54,600	(190)	(66)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350%	09/30/2015		8,300	(54)	(77)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	09/30/2015		8,300	(71)	(53)

GLM	Call - OTC 5-Year Interest Rate Swap (Effective 09/16/2020)	3-Month USD-LIBOR	Receive	2.910%	09/14/2015		78,000	(303)	(247)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400%	07/15/2015		33,000	(112)	(414)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350%	09/30/2015		7,400	(45)	(68)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	09/30/2015		7,400	(67)	(47)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750%	08/20/2015	GBP	10,800	(93)	(28)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.400%	08/20/2015		10,800	(93)	(92)

JPM	Call - OTC 1-Year Interest Rate Swap (Effective 09/16/2020)	3-Month USD-LIBOR	Receive	2.910%	09/14/2015	$	50,100	(154)	(154)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.900%	09/09/2015	GBP	12,100	(120)	(93)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.520%	01/19/2016	$	134,200	(80)	(33)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.660%	01/19/2016		134,200	(134)	(73)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.950%	07/13/2015		102,600	(347)	(124)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017		79,800	(2,660)	(2,663)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.365%	08/11/2015		20,400	(335)	(21)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	08/11/2015		7,200	(115)	(17)

								$(5,165)	$(4,274)

Total Written Options								$(8,235)	$(7,719)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR	Notional Amount in GBP	Premiums
Balance at Beginning of Period	128	$611,070	EUR 247,900	GBP 0	$(6,916)
Sales	1,289	944,740	451,173	33,700	(9,603)
Closing Buys	(37)	(265,300)	(41,700)	0	3,472
Expirations	(631)	(353,100)	(323,115)	0	3,788
Exercised	(369)	(9,240)	(119,550)	0	744

Balance at End of Period	380	$928,170	EUR 214,708	GBP 33,700	$(8,515)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Marsh & McLennan Cos., Inc.	(0.830)%	09/20/2015	0.046%	$ 2,000	$0	$(4)	$0	$(4)

DUB	Cardinal Health, Inc.	(0.590)%	06/20/2017	0.079%	300	0	(3)	0	(3)
	Marsh & McLennan Cos., Inc.	(0.600)%	09/20/2015	0.046%	2,000	0	(3)	0	(3)

						$0	$(10)	$0	$(10)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	3.394%	$ 700	$(54)	$42	$0	$(12)
	Indonesia Government International Bond	1.000%	12/20/2019	1.481%	2,200	(52)	8	0	(44)
	Italy Government International Bond	1.000%	03/20/2019	1.096%	2,500	(43)	35	0	(8)
	JPMorgan Chase & Co.	1.000%	12/20/2019	0.638%	5,900	120	(26)	94	0

BRC	Greece Government International Bond	1.000%	06/20/2016	52.000%	500	(28)	(232)	0	(260)
	Indonesia Government International Bond	1.000%	12/20/2019	1.481%	4,200	(134)	50	0	(84)

DUB	Italy Government International Bond	1.000%	03/20/2019	1.096%	17,100	(296)	241	0	(55)
	JPMorgan Chase & Co.	1.000%	12/20/2019	0.638%	6,000	126	(31)	95	0

GST	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	3.394%	6,400	(478)	369	0	(109)
	Greece Government International Bond	1.000%	12/20/2015	50.000%	EUR 5,100	(258)	(2,583)	0	(2,841)
	Greece Government International Bond	1.000%	12/20/2016	53.249%	$ 400	(30)	(183)	0	(213)
	Sberbank of Russia Via SB Capital S.A.	1.000%	03/20/2016	3.941%	900	(50)	31	0	(19)

JPM	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	3.394%	1,600	(119)	92	0	(27)

						$(1,296)	$(2,187)	$189	$(3,672)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.430%	06/15/2030		GBP	4,900	$1	$55	$56	$0
	Pay	1-Month GBP-UKRPI	3.528%	09/23/2044			3,900	8	192	200	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044			7,500	4	246	250	0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045			3,100	9	(310)	0	(301)
	Pay	1-Year BRL-CDI	13.030%	01/02/2018		BRL	13,200	(19)	18	0	(1)

BPS	Pay	1-Month GBP-UKRPI	3.400%	06/15/2030		GBP	4,800	22	(7)	15	0
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044			2,500	18	128	146	0
	Pay	1-Year BRL-CDI	13.030%	01/02/2018		BRL	27,300	17	(18)	0	(1)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017	$		87,000	132	(4,710)	0	(4,578)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022			30,300	495	(3,093)	0	(2,598)

BRC	Pay	1-Year BRL-CDI	13.030%	01/02/2018		BRL	33,100	(4)	2	0	(2)
	Receive	3-Month USD-CPURNSA Index	2.018%	08/19/2017	$		17,900	0	(562)	0	(562)

CBK	Pay	1-Month GBP-UKRPI	3.430%	06/15/2030		GBP	7,700	5	82	87	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044			2,000	(67)	134	67	0

DUB	Pay	1-Month GBP-UKRPI	3.350%	05/15/2030			6,000	0	(23)	0	(23)
	Pay	1-Year BRL-CDI	13.030%	01/02/2018		BRL	14,500	(14)	13	0	(1)
	Receive	3-Month USD-CPURNSA Index	1.940%	10/07/2016	$		25,800	0	(704)	0	(704)
	Receive	3-Month USD-CPURNSA Index	1.860%	11/05/2016			22,300	0	(553)	0	(553)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016			19,100	(8)	(441)	0	(449)
	Receive	3-Month USD-CPURNSA Index	1.845%	11/29/2016			13,100	0	(316)	0	(316)
	Receive	3-Month USD-CPURNSA Index	1.930%	02/10/2017			9,200	0	(217)	0	(217)
	Receive	3-Month USD-CPURNSA Index	2.173%	11/01/2018			16,200	0	(645)	0	(645)
	Pay	3-Month USD-CPURNSA Index	1.725%	03/04/2019			2,925	0	(8)	0	(8)

FBF	Pay	1-Month GBP-UKRPI	3.353%	05/15/2030		GBP	1,000	0	(3)	0	(3)
	Pay	1-Month GBP-UKRPI	3.528%	09/23/2044			3,300	(24)	193	169	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044			2,200	(71)	144	73	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044			1,400	2	83	85	0
	Pay	1-Year BRL-CDI	13.030%	01/02/2018		BRL	125,800	(38)	31	0	(7)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030		GBP	8,950	$0	$(349)	$0	$(349)
	Pay	1-Month GBP-UKRPI	3.195%	04/15/2030			9,000	0	(359)	0	(359)
	Pay	1-Month GBP-UKRPI	3.320%	05/15/2030			8,500	0	(102)	0	(102)
	Pay	1-Month GBP-UKRPI	3.400%	06/15/2030			1,700	5	0	5	0
	Pay	1-Month GBP-UKRPI	3.358%	04/15/2035			2,700	0	(116)	0	(116)
	Pay	1-Year BRL-CDI	13.030%	01/02/2018		BRL	9,000	5	(5)	0	0
	Pay	3-Month FR-FRCPI Index	1.625%	06/18/2025		EUR	9,900	0	44	44	0
	Receive	3-Month USD-CPURNSA Index	1.730%	04/15/2016	$		31,100	(66)	(654)	0	(720)
	Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017			43,800	24	(2,250)	0	(2,226)
	Receive	3-Month USD-CPURNSA Index	1.942%	04/15/2017			73,000	0	(2,325)	0	(2,325)
	Receive	3-Month USD-CPURNSA Index	2.175%	10/01/2018			26,500	49	(1,112)	0	(1,063)

HUS	Pay	1-Year BRL-CDI	13.030%	01/02/2018		BRL	72,500	(76)	72	0	(4)
	Pay	1-Year BRL-CDI	13.220%	01/02/2018			89,900	0	34	34	0

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044		GBP	2,300	16	87	103	0
	Pay	1-Year BRL-CDI	13.030%	01/02/2018		BRL	86,500	(112)	107	0	(5)

MYC	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		GBP	1,500	12	38	50	0
	Pay	3-Month USD-CPURNSA Index	2.058%	05/12/2025	$		5,100	0	(32)	0	(32)

RYL	Receive	3-Month USD-CPURNSA Index	1.935%	10/23/2016			13,100	(39)	(317)	0	(356)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017			61,200	108	(3,328)	0	(3,220)

								$394	$(20,856)	$1,384	$(21,846)

Total Swap Agreements								$(902)	$(23,053)	$1,573	$(25,528)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(j)	Securities with an aggregate market value of $31,712 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$801	$0	$600	$1,401	$(673)	$0	$(370)	$(1,043)	$358	$(370)	$(12)
BPS	863	0	161	1,024	(308)	(367)	(7,177)	(7,852)	(6,828)	7,052	224
BRC	0	0	0	0	(150)	(85)	(908)	(1,143)	(1,143)	1,297	154
CBK	58	91	154	303	(3,099)	(63)	0	(3,162)	(2,859)	3,436	577
DUB	492	0	95	587	(21)	(1,580)	(2,977)	(4,578)	(3,991)	3,431	(560)
FBF	191	0	327	518	0	(434)	(10)	(444)	74	0	74
GLM	10,379	0	49	10,428	(178)	(1,269)	(7,260)	(8,707)	1,721	(2,620)	(899)
GST	0	0	0	0	0	(236)	(3,182)	(3,418)	(3,418)	3,494	76
HUS	45	0	34	79	(7,656)	0	(4)	(7,660)	(7,581)	8,321	740
JPM	960	0	103	1,063	(405)	(753)	(32)	(1,190)	(127)	0	(127)
MSB	74	0	0	74	0	0	0	0	74	0	74
MYC	0	4,147	50	4,197	0	(2,931)	(32)	(2,963)	1,234	(1,280)	(46)
NGF	214	0	0	214	0	0	0	0	214	0	214
RBC	0	0	0	0	0	0	0	0	0	551	551
RYL	0	0	0	0	0	0	(3,576)	(3,576)	(3,576)	3,639	63
SCX	2,510	0	0	2,510	(2,195)	0	0	(2,195)	315	(280)	35
TOR	177	0	0	177	(210)	0	0	(210)	(33)	0	(33)
UAG	158	0	0	158	(377)	(1)	0	(378)	(220)	0	(220)

Total Over the Counter	$16,922	$4,238	$1,573	$22,733	$(15,272)	$(7,719)	$(25,528)	$(48,519)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$68	$68
Futures	0	0	0	0	511	511
Swap Agreements	0	16	0	0	1,058	1,074

	$0	$16	$0	$0	$1,637	$1,653

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,922	$0	$16,922
Purchased Options	0	0	0	0	4,238	4,238
Swap Agreements	0	189	0	0	1,384	1,573

	$0	$189	$0	$16,922	$5,622	$22,733

	$0	$205	$0	$16,922	$7,259	$24,386

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$232	$232
Futures	12	0	0	0	787	799
Swap Agreements	0	221	0	0	3,111	3,332

	$12	$221	$0	$0	$4,130	$4,363

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,272	$0	$15,272
Written Options	0	415	0	2,103	5,201	7,719
Swap Agreements	0	3,682	0	0	21,846	25,528

	$0	$4,097	$0	$17,375	$27,047	$48,519

	$12	$4,318	$0	$17,375	$31,177	$52,882

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$159	$0	$0	$0	$290	$449
Futures	146	0	0	0	(7,426)	(7,280)
Swap Agreements	0	(254)	0	0	(33,599)	(33,853)

	$305	$(254)	$0	$0	$(40,735)	$(40,684)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$70,336	$0	$70,336
Purchased Options	0	0	0	0	(1,828)	(1,828)
Written Options	0	427	0	804	413	1,644
Swap Agreements	0	88	0	93	2,319	2,500

	$0	$515	$0	$71,233	$904	$72,652

	$305	$261	$0	$71,233	$(39,831)	$31,968

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(13)	$(13)
Written Options	0	0	0	0	51	51
Futures	(18)	0	0	0	(2,916)	(2,934)
Swap Agreements	0	(289)	0	0	37,005	36,716

	$(18)	$(289)	$0	$0	$34,127	$33,820

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(20,538)	$0	$(20,538)
Purchased Options	0	0	0	0	1,557	1,557
Written Options	0	(294)	0	(54)	220	(128)
Swap Agreements	0	(2,137)	0	0	(1,504)	(3,641)

	$0	$(2,431)	$0	$(20,592)	$273	$(22,750)

	$(18)	$(2,720)	$0	$(20,592)	$34,400	$11,070

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	23

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

June 30, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$241,308	$0	$241,308
Industrials	0	34,486	0	34,486
Utilities	0	26,029	0	26,029
Municipal Bonds & Notes
West Virginia	0	573	0	573
U.S. Government Agencies	0	75,425	0	75,425
U.S. Treasury Obligations	0	3,014,009	0	3,014,009
Mortgage-Backed Securities	0	115,616	0	115,616
Asset-Backed Securities	0	69,333	14,778	84,111
Sovereign Issues	0	431,334	0	431,334
Short-Term Instruments
Certificates of Deposit	0	47,440	0	47,440
Repurchase Agreements	0	3,069	0	3,069
U.S. Treasury Bills	0	29,286	0	29,286
	$0	$4,087,908	$14,778	$4,102,686

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	424,539	0	0	424,539

Total Investments	$424,539	$4,087,908	$14,778	$4,527,225

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(40,125)	$0	$(40,125)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	579	1,034	0	1,613
Over the counter	0	22,733	0	22,733
	$579	$23,767	$0	$24,346

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(799)	(3,564)	0	(4,363)
Over the counter	(154)	(48,365)	0	(48,519)
	$(953)	$(51,929)	$0	$(52,882)

Totals	$424,165	$4,019,621	$14,778	$4,458,564

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2015 (Unaudited)

1. ORGANIZATION

The PIMCO Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or a line of credit, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises   The Portfolio may invest in securities of U.S. Government agencies or

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional

(i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO (as defined below). The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$10	$0	$(10)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

Investments in PIMCO Short-Term Floating NAV III Portfolio

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$155,201	$1,734,470	$(1,465,200)	$108	$(40)	$424,539	$170	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the

Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the

Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The

Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the

Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The

SEMIANNUAL REPORT	JUNE 30, 2015	37

Notes to Financial Statements (Cont.)

market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries, administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2015, the

Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$59,770	$130,112

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$2,170,399	$2,080,507	$355,808	$258,688

SEMIANNUAL REPORT	JUNE 30, 2015	39

Notes to Financial Statements (Cont.)

June 30, 2015 (Unaudited)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,488	$19,287	3,417	$44,647
Administrative Class	8,567	111,228	19,888	259,777
Advisor Class	3,590	46,688	5,715	74,239
Issued as reinvestment of distributions
Institutional Class	16	206	179	2,356
Administrative Class	89	1,155	2,813	37,161
Advisor Class	0	0	484	6,407
Cost of shares redeemed
Institutional Class	(1,119)	(14,419)	(1,963)	(25,484)
Administrative Class	(18,650)	(242,163)	(54,452)	(709,903)
Advisor Class	(899)	(11,644)	(5,236)	(68,111)
Net increase (decrease) resulting from Portfolio share transactions	(6,918)	$(89,662)	(29,155)	$(378,911)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2015, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 47% of the Portfolio. One shareholder is a related party and comprises 16% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable

Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$4,730,793	$20,869	$(224,437)	$(203,568)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	41

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBS	RBS Securities, Inc.
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
BSN	Bank of Nova Scotia	JPM	JPMorgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	TOR	Toronto Dominion Bank
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	INR	Indian Rupee	NZD	New Zealand Dollar
BRL	Brazilian Real	JPY	Japanese Yen	PLN	Polish Zloty
COP	Colombian Peso	KRW	South Korean Won	USD (or $)	United States Dollar
EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand
GBP	British Pound	MYR	Malaysian Ringgit

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Price Index
CDX.IG	Credit Derivatives Index - Investment Grade	FRCPI	France Consumer Price Index

Other Abbreviations:
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	NCUA	National Credit Union Administration	YOY	Year-Over-Year
EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

42	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	43

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT57SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Real Return Portfolio

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO VARIABLE INSURANCE TRUST

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and

Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

SEMIANNUAL REPORT	JUNE 30, 2015	5

PIMCO Real Return Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	66.6%
Short-Term Instruments‡	11.1%
Sovereign Issues	9.5%
Corporate Bonds & Notes	6.7%
Other	6.1%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	10 Years	Class Inception (04/10/2000)
PIMCO Real Return Portfolio Institutional Class	0.12%	-3.02%	3.26%	4.31%	6.52%
Barclays U.S. TIPS Index±	0.34%	-1.73%	3.29%	4.13%	6.10%	**

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 03/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.55% for Institutional Class shares.

± Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$1,001.20	$1,021.70
Expenses Paid During Period†	$2.96	$2.99
Net Annualized Expense Ratio	0.60%	0.60%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private- sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation.

Portfolio Insights

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited absolute performance as U.S. TIPS posted positive returns during the reporting period.

»

Yield curve positioning within U.S. TIPS, specifically overweight exposure in the 5-7 year sector and underweight exposure to the 20-30 year sector, benefited relative performance as the U.S. real yield curve steepened with shorter-term real yields falling and longer-term real yields rising over the reporting period.

»	Short exposure to the euro benefited relative performance as this currency weakened relative to the U.S. dollar over the reporting period.

»	An underweight to the 2-3 year portion of the U.S. real yield curve detracted from relative performance as yields in the 2-3 year portion of the yield curve declined over the reporting period.

»	Exposure to German nominal rates detracted from relative performance as interest rates in Germany generally increased over the reporting period.

»	Exposure to Mexican real rates detracted from relative performance as interest rates in Mexico generally increased over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Real Return Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Institutional Class
Net asset value beginning of year or period	$12.81	$12.60	$14.25	$13.95	$13.14	$12.44
Net investment income (a)	0.00	0.30	0.10	0.23	0.30	0.22
Net realized/unrealized gain (loss)	0.02	0.11	(1.40)	1.02	1.24	0.81
Total from Investment Operations	0.02	0.41	(1.30)	1.25	1.54	1.03
Dividends from net investment income	(0.02)	(0.20)	(0.25)	(0.18)	(0.31)	(0.21)
Distributions from net realized capital gains	0.00	0.00	(0.10)	(0.77)	(0.42)	(0.12)
Total distributions	(0.02)	(0.20)	(0.35)	(0.95)	(0.73)	(0.33)
Net asset value end of year or period	$12.81	$12.81	$12.60	$14.25	$13.95	$13.14
Total return	0.12%	3.25%	(9.08)%	8.92%	11.83%	8.27%
Net assets end of year or period (000s)	$166,224	$161,389	$138,123	$152,670	$128,674	$99,287
Ratio of expenses to average net assets	0.60%*	0.55%	0.55%	0.55%	0.50%	0.51%
Ratio of expenses to average net assets excluding interest expense	0.50%*	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets	(0.01)%*	2.27%	0.76%	1.61%	2.17%	1.68%
Portfolio turnover rate	60%	96%	34%	46%	381%	489%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	7

Statement of Assets and Liabilities PIMCO Real Return Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$4,102,686
Investments in Affiliates	424,539
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,653
Over the counter	22,733
Cash	390
Deposits with counterparty	16,723
Foreign currency, at value	6,967
Receivable for Investments sold~	1,010,183
Receivable for investments sold on a delayed-delivery basis	20,865
Receivable for Portfolio shares sold	5,190
Interest receivable	19,121
Dividends receivable from Affiliates	67
Other assets	397
Total Assets	5,631,514

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$5,925
Payable for sale-buyback transactions	2,284,856
Payable for short sales	40,125
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,363
Over the counter	48,519
Payable for investments purchased~	290,390
Payable for investments in Affiliates purchased	67
Deposits from counterparty	6,659
Payable for Portfolio shares redeemed	2,404
Accrued investment advisory fees	605
Accrued supervisory and administrative fees	605
Accrued distribution fees	106
Accrued servicing fees	279
Other liabilities	13
Total Liabilities	2,684,916

Net Assets	$2,946,598

Net Assets Consist of:
Paid in capital	$3,056,259
Undistributed net investment income	88,051
Accumulated undistributed net realized (loss)	(46,934)
Net unrealized (depreciation)	(150,778)
$2,946,598

Net Assets:
Institutional Class	$166,224
Administrative Class	2,264,459
Advisor Class	515,915

Shares Issued and Outstanding:
Institutional Class	12,980
Administrative Class	176,828
Advisor Class	40,287

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.81
Administrative Class	12.81
Advisor Class	12.81

Cost of Investments in securities	$4,237,317
Cost of Investments in Affiliates	$424,580
Cost of Foreign Currency Held	$6,996
Proceeds Received on Short Sales	$40,310
Cost or Premiums of Financial Derivative Instruments, net	$(5,791)

* Includes repurchase agreements of:	$3,069

~	A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Real Return Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest, net of foreign taxes*	$7,580
Dividends from Investments in Affiliates	170
Total Income	7,750

Expenses:
Investment advisory fees	3,726
Supervisory and administrative fees	3,726
Servicing fees - Administrative Class	1,736
Distribution and/or servicing fees - Advisor Class	626
Trustee fees	19
Interest expense	1,507
Miscellaneous expense	1
Total Expenses	11,341

Net Investment Loss	(3,591)

Net Realized Gain (Loss):
Investments in securities	(41,893)
Investments in Affiliates	108
Exchange-traded or centrally cleared financial derivative instruments	(40,684)
Over the counter financial derivative instruments	72,652
Foreign currency	(69)

Net Realized (Loss)	(9,886)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	2,556
Investments in Affiliates	(40)
Exchange-traded or centrally cleared financial derivative instruments	33,820
Over the counter financial derivative instruments	(22,750)
Foreign currency assets and liabilities	451

Net Change in Unrealized Appreciation	14,037

Net Increase in Net Assets Resulting from Operations	$560

* Foreign tax withholdings	$7

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statements of Changes in Net Assets PIMCO Real Return Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$(3,591)	$70,725
Net realized gain (loss)	(9,886)	48,415
Net change in unrealized appreciation (depreciation)	14,037	(11,035)

Net Increase in Net Assets Resulting from Operations	560	108,105

Distributions to Shareholders:
From net investment income
Institutional Class	(206)	(2,356)
Administrative Class	(1,155)	(37,161)
Advisor Class	0	(6,407)

Total Distributions	(1,361)	(45,924)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(89,662)	(378,911)

Total (Decrease) in Net Assets	(90,463)	(316,730)

Net Assets:
Beginning of period	3,037,061	3,353,791
End of period*	$2,946,598	$3,037,061

* Including undistributed net investment income of:	$88,051	$93,003

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO Real Return Portfolio

(Unaudited)

(Amounts in thousands†)	Six Months Ended June 30, 2015

Cash Flows (Used for) Operating Activities:

Net increase in net assets resulting from operations	$560

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash (Used for) Operating Activities:
Purchases of long-term securities	(2,519,593)
Proceeds from sales of long-term securities	2,354,613
Proceeds from sales of short-term portfolio investments, net	381,302
(Increase) in deposits with counterparty	(14,175)
(Increase) in receivable for investments sold	(417,958)
Decrease in interest and dividends receivable	3,032
(Increase) in exchange-traded or centrally cleared financial derivative instruments	(4,828)
Decrease in over the counter financial derivative instruments	73,109
(Decrease) in payable for investments purchased	(42,248)
(Decrease) in deposits from counterparty	(9,121)
(Decrease) in accrued investment advisory fees	(66)
(Decrease) in accrued supervisory and administrative fees	(65)
(Decrease) in accrued servicing fee	(38)
Payments on short sales transactions, net	(123,582)
Proceeds from currency transactions	382
(Decrease) in other liabilities	(24)
Net Realized (Gain) Loss
Investments in securities	41,893
Investments in Affiliates	(108)
Exchange-traded or centrally cleared financial derivative instruments	40,684
Over the counter financial derivative instruments	(72,652)
Foreign currency	69
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(2,556)
Investments in Affiliates	40
Exchange-traded or centrally cleared financial derivative instruments	(33,820)
Over the counter financial derivative instruments	22,750
Foreign currency assets and liabilities	(451)
Net amortization (accretion) on investments	9,312

Net Cash (Used for) Operating Activities	(313,539)

Cash Flows Received from Financing Activities:
Proceeds from shares sold	182,558
Payments on shares redeemed	(269,039)
Cash dividend paid*	0
Proceeds from reverse repurchase agreements	20,379
Payments on reverse repurchase agreements	(14,454)
Proceeds from sale-buyback transactions	9,503,077
Payments on sale-buyback transactions	(9,102,996)
Proceeds from deposits from counterparty	132,179
Payments on deposits from counterparty	(134,643)

Net Cash Received from Financing Activities	317,061

Net Increase in Cash and Foreign Currency	3,522

Cash and Foreign Currency:
Beginning of period	3,835
End of period	$7,357

* Reinvestment of distributions	$1,361

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Real Return Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 139.2%

CORPORATE BONDS & NOTES 10.2%

BANKING & FINANCE 8.2%
Ally Financial, Inc.
2.750% due 01/30/2017		$1,800	$1,796
5.500% due 02/15/2017		2,500	2,612
Banca Monte dei Paschi di Siena SpA
4.875% due 09/15/2016	EUR	1,000	1,172
Banco Popolare SC
3.500% due 03/14/2019		800	917
Banco Santander Chile
1.875% due 01/19/2016		$8,200	8,220
Bank of America N.A.
1.750% due 06/05/2018		14,900	14,866
Bankia S.A.
0.198% due 01/25/2016	EUR	1,300	1,449
3.500% due 12/14/2015		8,600	9,726
3.500% due 01/17/2019		3,200	3,722
Barclays Bank PLC
2.010% due 12/21/2020	MXN	12,500	775
7.625% due 11/21/2022		$9,200	10,494
Barclays PLC
8.250% due 12/15/2018 (d)		600	635
BBVA Bancomer S.A.
6.500% due 03/10/2021		600	651
Bear Stearns Cos. LLC
7.250% due 02/01/2018		9,100	10,308
BNP Paribas S.A.
0.586% due 11/07/2015		23,600	23,616
BPCE S. A.
0.846% due 11/18/2016		13,700	13,724
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	2,700	3,067
2.875% due 05/19/2016		7,100	8,027
Citigroup, Inc.
0.798% due 05/01/2017		$32,900	32,806
Credit Agricole S.A.
7.875% due 01/23/2024 (d)		5,200	5,341
Credit Suisse Group AG
7.500% due 12/11/2023 (d)		3,600	3,759
Depfa ACS Bank
3.875% due 11/14/2016	EUR	700	820
Eksportfinans ASA
2.375% due 05/25/2016		$4,700	4,712
Evergrande Real Estate Group Ltd.
8.750% due 10/30/2018 (f)		450	424
12.000% due 02/17/2020		800	794
Intesa Sanpaolo SpA
3.125% due 01/15/2016		3,600	3,628
JPMorgan Chase & Co.
0.827% due 04/25/2018		10,000	10,012
LBG Capital PLC
15.000% due 12/21/2019	GBP	1,830	4,090
15.000% due 12/21/2019	EUR	70	118
Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^		$100	11
Lloyds Bank PLC
1.750% due 05/14/2018		6,200	6,195
3.500% due 05/14/2025		1,200	1,179
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	4,500	7,311
7.875% due 06/27/2029 (d)		2,200	3,640
Navient Corp.
6.250% due 01/25/2016		$764	780
Rabobank Group
0.609% due 04/28/2017		32,900	32,932

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 09/10/2015	GBP	2,900	$4,584
State Bank of India
2.426% due 01/21/2016		$400	400
Trillion Chance Ltd.
8.500% due 01/10/2019		500	494
Turkiye Garanti Bankasi A/S
2.775% due 04/20/2016		1,500	1,501

			241,308

INDUSTRIALS 1.1%
AbbVie, Inc.
1.800% due 05/14/2018		7,700	7,677
2.500% due 05/14/2020		3,600	3,566
3.200% due 11/06/2022		800	792
3.600% due 05/14/2025		2,900	2,868
California Resources Corp.
5.500% due 09/15/2021 (f)		6,400	5,576
Central China Real Estate Ltd.
8.000% due 01/28/2020		600	592
Chesapeake Energy Corp.
3.525% due 04/15/2019		1,000	917
DISH DBS Corp.
7.125% due 02/01/2016		200	206
Dynegy, Inc.
6.750% due 11/01/2019		8,000	8,364
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	3,900	2,326
KWG Property Holding Ltd.
8.250% due 08/05/2019		$500	501
Sunac China Holdings Ltd.
8.750% due 12/05/2019		500	497
Yuzhou Properties Co. Ltd.
8.625% due 01/24/2019		200	202
9.000% due 12/08/2019		400	402

			34,486

UTILITIES 0.9%
BellSouth Corp.
4.821% due 04/26/2021		6,500	6,687
BG Energy Capital PLC
6.500% due 11/30/2072	GBP	1,700	2,850
Electricite de France S.A.
0.735% due 01/20/2017		$5,900	5,910
1.150% due 01/20/2017		1,800	1,803
Petrobras Global Finance BV
1.896% due 05/20/2016		300	296
3.000% due 01/15/2019		300	278
3.250% due 03/17/2017		200	197
4.375% due 05/20/2023		400	350
4.875% due 03/17/2020		200	191
5.375% due 01/27/2021		7,600	7,333
6.625% due 01/16/2034	GBP	100	134

			26,029

Total Corporate Bonds & Notes (Cost $312,544)			301,823

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		$680	573

Total Municipal Bonds & Notes (Cost $650)			573

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 2.6%
Fannie Mae
0.253% due 12/25/2036	$71	$71
0.337% due 08/25/2034	95	94
0.537% due 07/25/2037 - 05/25/2042	118	118
0.627% due 05/25/2036	84	84
0.867% due 02/25/2041	2,926	2,958
1.346% due 07/01/2044 - 09/01/2044	58	59
2.202% due 05/25/2035	603	625
2.320% due 11/01/2024	10	10
3.500% due 07/01/2045 - 08/01/2045	39,000	40,111
5.284% due 10/01/2035	234	249
Freddie Mac
0.336% due 10/15/2020	483	483
0.416% due 02/15/2019	51	51
0.447% due 08/25/2031	60	58
0.636% due 08/15/2033 - 09/15/2042	12,997	13,092
1.346% due 10/25/2044 - 02/25/2045	4,742	4,817
2.373% due 01/01/2034	108	116
5.309% due 12/01/2035	81	86
Ginnie Mae
0.487% due 03/20/2037	3,329	3,339
NCUA Guaranteed Notes
0.635% due 10/07/2020	2,817	2,832
0.745% due 12/08/2020	4,505	4,538
Small Business Administration
5.902% due 02/10/2018	223	239
6.020% due 08/01/2028	1,232	1,395

Total U.S. Government Agencies (Cost $74,905)		75,425

U.S. TREASURY OBLIGATIONS 102.3%
U.S. Treasury Bonds
2.500% due 02/15/2045 (f)	28,830	25,258
3.000% due 11/15/2044 (f)(j)	2,000	1,947
3.000% due 05/15/2045	14,340	13,988
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2016 (f)	143,557	144,263
0.125% due 04/15/2019 (h)(j)	13,227	13,387
0.125% due 04/15/2020	67,162	67,676
0.125% due 01/15/2022 (f)	195,189	193,374
0.125% due 07/15/2022 (f)	393,330	390,165
0.125% due 01/15/2023 (f)	119,348	117,185
0.250% due 01/15/2025	33,961	33,269
0.375% due 07/15/2023 (h)(j)	85,192	85,431
0.625% due 07/15/2021 (f)	280,573	289,495
0.625% due 02/15/2043 (j)	11,566	10,188
0.750% due 02/15/2042 (j)	10,721	9,792
0.750% due 02/15/2045	72,236	65,493
1.125% due 01/15/2021 (f)	24,797	26,221
1.250% due 07/15/2020	104,056	111,283
1.375% due 01/15/2020 (f)	120,711	129,000
1.375% due 02/15/2044 (f)	97,683	103,521
1.750% due 01/15/2028 (f)	103,811	117,315
1.875% due 07/15/2019 (h)(j)	9,418	10,265
2.000% due 01/15/2016 (f)	30,850	31,301
2.000% due 01/15/2026 (f)	132,534	151,876
2.125% due 02/15/2040 (f)	36,823	45,114
2.125% due 02/15/2041 (j)	1,080	1,333
2.375% due 01/15/2025 (f)	170,431	200,243
2.375% due 01/15/2027 (f)	158,019	188,635
2.500% due 07/15/2016 (f)(h)	40,502	42,002
2.500% due 01/15/2029 (f)(j)	39,634	48,740
3.625% due 04/15/2028 (f)	42,355	57,603
3.875% due 04/15/2029 (f)	149,258	211,060
U.S. Treasury Notes
1.500% due 05/31/2020 (f)	45,800	45,507

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.750% due 03/31/2022 (f)		$32,700	$32,079

Total U.S. Treasury Obligations (Cost $3,091,104)			3,014,009

MORTGAGE-BACKED SECURITIES 3.9%
American Home Mortgage Investment Trust
1.923% due 09/25/2045		372	360
Arran Residential Mortgages Funding PLC
1.440% due 11/19/2047	EUR	8,891	9,965
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051		$358	379
Banc of America Funding Trust
2.671% due 02/20/2036		876	871
2.933% due 01/20/2047 ^		418	356
Banc of America Mortgage Trust
2.314% due 11/25/2034		79	75
2.639% due 02/25/2036 ^		599	541
2.797% due 06/25/2035		165	159
6.500% due 09/25/2033		25	25
Banc of America Re-REMIC Trust
5.670% due 06/24/2050		1,465	1,516
5.675% due 02/17/2051		884	917
BCAP LLC Trust
5.401% due 03/26/2037		1,838	1,803
Bear Stearns Adjustable Rate Mortgage Trust
2.160% due 08/25/2035		318	321
2.260% due 08/25/2035		248	249
2.410% due 10/25/2035		1,258	1,241
2.515% due 03/25/2035		109	110
2.565% due 01/25/2035		590	572
2.680% due 03/25/2035		434	439
2.711% due 03/25/2035		524	508
Bear Stearns ALT-A Trust
2.635% due 09/25/2035		2,476	2,127
2.646% due 03/25/2036 ^		702	543
Bear Stearns Commercial Mortgage Securities Trust
5.537% due 10/12/2041		6,420	6,675
Chase Mortgage Finance Trust
2.616% due 02/25/2037		69	68
ChaseFlex Trust
6.000% due 02/25/2037 ^		605	522
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.467% due 01/25/2035		19	17
Citigroup Mortgage Loan Trust, Inc.
2.060% due 09/25/2035		43	42
2.230% due 09/25/2035		188	189
2.410% due 09/25/2035		194	194
2.510% due 10/25/2035		1,087	1,078
2.660% due 05/25/2035		55	54
2.757% due 09/25/2037 ^		1,279	1,156
Commercial Mortgage Trust
3.156% due 07/10/2046		739	739
Countrywide Alternative Loan Trust
0.357% due 05/25/2047		8,173	7,076
0.367% due 02/20/2047		735	551
0.367% due 05/25/2047		223	190
0.377% due 09/25/2046 ^		6,369	5,491
0.467% due 12/25/2035		38	34
1.158% due 12/25/2035		172	143
6.000% due 01/25/2037 ^		303	266
Countrywide Home Loan Mortgage Pass-Through Trust
2.499% due 11/19/2033		38	38
2.545% due 05/20/2036 ^		175	147
5.500% due 08/25/2035		184	179
Countrywide Home Loan Reperforming REMIC Trust
0.527% due 06/25/2035		160	142

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Commercial Mortgage Trust
5.311% due 12/15/2039		$14,266	$14,760
Credit Suisse Mortgage Capital Certificates
5.467% due 09/16/2039		1,109	1,137
5.467% due 09/18/2039		1,184	1,213
Deutsche ALT- B Securities, Inc.
0.287% due 10/25/2036 ^		22	14
First Horizon Alternative Mortgage Securities Trust
2.219% due 06/25/2034		345	340
First Horizon Mortgage Pass-Through Trust
2.583% due 02/25/2035		1,330	1,337
2.677% due 08/25/2035		797	726
Granite Mortgages PLC
0.952% due 09/20/2044	GBP	110	171
GreenPoint Mortgage Funding Trust
0.457% due 11/25/2045		$214	182
0.627% due 06/25/2045		358	313
GS Mortgage Securities Trust
4.592% due 08/10/2043		6,000	6,590
GSR Mortgage Loan Trust
2.682% due 09/25/2035		608	611
2.758% due 01/25/2035		364	348
HarborView Mortgage Loan Trust
0.408% due 05/19/2035		114	95
0.468% due 02/19/2036		233	176
0.527% due 06/20/2035		120	114
IndyMac Mortgage Loan Trust
0.967% due 05/25/2034		63	59
2.532% due 12/25/2034		224	206
2.751% due 11/25/2035 ^		1,005	909
JPMorgan Chase Commercial Mortgage Securities Trust
5.794% due 02/12/2051		1,166	1,251
JPMorgan Mortgage Trust
2.186% due 07/27/2037		1,054	917
2.531% due 08/25/2035 ^		429	408
2.554% due 08/25/2035		454	449
2.593% due 07/25/2035		311	312
2.594% due 02/25/2035		408	408
2.642% due 07/25/2035		760	762
4.812% due 09/25/2035		161	153
JPMorgan Resecuritization Trust
6.000% due 02/27/2037		658	675
LB-UBS Commercial Mortgage Trust
5.372% due 09/15/2039		5,000	5,190
5.424% due 02/15/2040		215	226
Marche Mutui SRL
0.419% due 02/25/2055	EUR	1,071	1,178
2.248% due 01/27/2064		2,430	2,773
Marche SRL
0.398% due 10/27/2065		711	793
MASTR Adjustable Rate Mortgages Trust
2.702% due 11/21/2034		$389	399
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.886% due 11/15/2031		204	200
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.626% due 12/15/2030		192	185
Merrill Lynch Mortgage Investors Trust
0.397% due 02/25/2036		542	500
0.437% due 11/25/2035		409	387
1.184% due 10/25/2035		271	259
1.673% due 10/25/2035		1,026	998
5.238% due 12/25/2035		301	277
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		200	213

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Capital Trust
6.104% due 06/11/2049		$568	$607
Morgan Stanley Mortgage Loan Trust
2.128% due 06/25/2036		679	652
Residential Accredit Loans, Inc. Trust
0.487% due 08/25/2035		159	123
Royal Bank of Scotland Capital Funding Trust
6.239% due 12/16/2049		2,219	2,305
Sequoia Mortgage Trust
0.387% due 07/20/2036		1,480	1,388
0.888% due 10/19/2026		73	71
Structured Adjustable Rate Mortgage Loan Trust
0.665% due 06/25/2035		24	25
1.574% due 01/25/2035		159	129
2.576% due 12/25/2034		367	359
2.629% due 08/25/2035		213	202
2.637% due 02/25/2034		231	230
Structured Asset Mortgage Investments Trust
0.377% due 06/25/2036		114	94
0.397% due 04/25/2036		471	343
0.438% due 07/19/2035		1,349	1,277
0.848% due 10/19/2034		115	111
Structured Asset Securities Corp. Trust
2.652% due 10/28/2035		30	29
Swan Trust
3.340% due 04/25/2041	AUD	233	181
Vornado DP LLC Trust
4.004% due 09/13/2028		$6,500	6,984
WaMu Mortgage Pass-Through Certificates Trust
0.447% due 11/25/2045		225	212
0.477% due 10/25/2045		1,281	1,201
0.888% due 01/25/2047		864	786
0.928% due 05/25/2047		514	444
0.956% due 12/25/2046		120	113
1.158% due 02/25/2046		188	175
1.358% due 11/25/2042		24	22
2.187% due 07/25/2046		786	712
2.187% due 11/25/2046		110	100
2.390% due 12/25/2035		255	235
3.829% due 08/25/2035		137	131
Wells Fargo Mortgage-Backed Securities Trust
2.717% due 09/25/2034		91	93

Total Mortgage-Backed Securities (Cost $113,683)			115,616

ASSET-BACKED SECURITIES 2.9%
Access Group, Inc.
1.577% due 10/27/2025		6,406	6,409
Aquilae CLO PLC
0.401% due 01/17/2023	EUR	850	944
Asset-Backed Funding Certificates Trust
0.887% due 06/25/2034		$951	894
Bear Stearns Asset-Backed Securities Trust
0.847% due 10/25/2032		15	15
1.187% due 10/25/2037		44	41
Carlyle High Yield Partners Ltd.
0.500% due 04/19/2022		1,312	1,286
Citigroup Mortgage Loan Trust, Inc.
0.267% due 01/25/2037		200	138
College Loan Corp. Trust
0.527% due 01/25/2024		800	771
Countrywide Asset-Backed Certificates
0.367% due 07/25/2036		2,110	2,077
0.435% due 04/25/2036		88	88
Credit-Based Asset Servicing and Securitization LLC
0.245% due 11/25/2036		91	51

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Equity One Mortgage Pass-Through Trust
0.487% due 04/25/2034		$90	$76
First Franklin Mortgage Loan Trust
0.867% due 11/25/2035		6,900	6,882
Fraser Sullivan CLO Ltd.
1.575% due 04/20/2023		7,300	7,300
GSAMP Trust
0.257% due 12/25/2036		107	60
HSI Asset Securitization Corp. Trust
0.237% due 10/25/2036		8	4
JPMorgan Mortgage Acquisition Trust
0.307% due 01/25/2037		2,916	2,851
Magi Funding PLC
0.331% due 04/11/2021	EUR	81	91
Merrill Lynch Mortgage Investors Trust
0.267% due 09/25/2037		$26	10
0.307% due 02/25/2037		399	191
Morgan Stanley IXIS Real Estate Capital Trust
0.237% due 11/25/2036		13	7
Nautique Funding Ltd.
0.525% due 04/15/2020		381	377
North Carolina State Education Assistance Authority
0.727% due 10/26/2020		240	240
NYLIM Flatiron CLO Ltd.
0.496% due 08/08/2020		240	239
OneMain Financial Issuance Trust
2.470% due 09/18/2024		14,700	14,778
Park Place Securities, Inc.
0.657% due 09/25/2035		3,200	2,796
Penta CLO S.A.
0.268% due 06/04/2024	EUR	2,222	2,451
RAAC Trust
0.377% due 09/25/2045		$110	110
Renaissance Home Equity Loan Trust
0.947% due 12/25/2032		65	61
Securitized Asset-Backed Receivables LLC Trust
0.247% due 12/25/2036 ^		362	134
SLM Student Loan Trust
0.317% due 04/25/2019		8,800	8,715
1.777% due 04/25/2023		9,155	9,401
Soundview Home Loan Trust
0.247% due 11/25/2036		58	23
Structured Asset Securities Corp. Mortgage Loan Trust
0.317% due 02/25/2037		8,400	7,393
1.684% due 04/25/2035		533	510
Symphony CLO Ltd.
0.514% due 05/15/2019		2,228	2,219
Voya CLO Ltd.
1.575% due 10/15/2022		4,300	4,299

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wood Street CLO BV
0.339% due 03/29/2021	EUR	162	$179

Total Asset-Backed Securities (Cost $83,540)			84,111

SOVEREIGN ISSUES 14.6%
Autonomous Community of Catalonia
4.950% due 02/11/2020		1,000	1,227
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2019 (b)	BRL	41,800	8,784
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		16,600	4,816
Colombian TES
3.000% due 03/25/2033 (c)	COP	7,739,687	2,566
France Government Bond
0.250% due 07/25/2018 (c)	EUR	20,321	23,567
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (c)		9,117	10,695
2.100% due 09/15/2017 (c)		1,398	1,636
2.100% due 09/15/2021		1,835	2,220
2.250% due 04/22/2017 (c)		3,613	4,146
2.350% due 09/15/2019 (c)		3,106	3,750
2.350% due 09/15/2024 (c)		48,791	59,952
2.550% due 10/22/2016 (c)		692	791
2.550% due 09/15/2041 (c)		1,089	1,373
3.100% due 09/15/2026 (c)		638	838
5.000% due 09/01/2040		1,100	1,576
5.500% due 11/01/2022		900	1,243
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	27,933	1,915
4.000% due 11/08/2046 (c)		147,104	10,180
4.500% due 12/04/2025 (c)		453,155	33,025
4.750% due 06/14/2018		65,102	4,164
New Zealand Government Bond
2.000% due 09/20/2025	NZD	7,204	4,854
3.000% due 09/20/2030		15,093	11,297
Republic of Germany
0.750% due 04/15/2018 (c)	EUR	84,238	97,903
Republic of Greece Government International Bond
4.500% due 07/03/2017	JPY	300,000	1,324
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	6,400	7,556
5.250% due 02/18/2024		$1,000	1,095
5.500% due 10/26/2022		1,900	2,114
Spain Government International Bond
0.550% due 11/30/2019 (c)	EUR	1,906	2,153
1.000% due 11/30/2030 (c)		3,202	3,321
3.800% due 04/30/2024		11,000	13,843
5.400% due 01/31/2023		8,700	12,059

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
United Kingdom Gilt
0.125% due 03/22/2024 (c)	GBP	56,081	$95,351

Total Sovereign Issues (Cost $481,037)			431,334

SHORT-TERM INSTRUMENTS 2.7%

CERTIFICATES OF DEPOSIT 1.6%
Banco Bilbao Vizcaya Argentaria S.A.
1.027% due 10/23/2015		$33,250	33,237
1.126% due 05/16/2016		14,250	14,203

			47,440

REPURCHASE AGREEMENTS (e) 0.1%
			3,069

U.S. TREASURY BILLS 1.0%
0.011% due 07/23/2015 - 11/12/2015 (a)(f)(h)(j)		29,287	29,286

Total Short-Term Instruments (Cost $79,854)			79,795

Total Investments in Securities (Cost $4,237,317)			4,102,686

		SHARES
INVESTMENTS IN AFFILIATES 14.4%

SHORT-TERM INSTRUMENTS 14.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 14.4%
PIMCO Short-Term Floating NAV Portfolio III		42,804,926	424,539

Total Short-Term Instruments (Cost $424,580)			424,539

Total Investments in Affiliates (Cost $424,580)			424,539

Total Investments 153.6% (Cost $4,661,897)			$4,527,225

Financial Derivative Instruments (g)(i) (0.9%) (Cost or Premiums, net $(5,791))			(28,496)

Other Assets and Liabilities, net (52.7%)			(1,552,131)

Net Assets 100.0%			$2,946,598

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon bond.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$3,069	Fannie Mae 2.200% due 10/17/2022	$(3,135)	$3,069	$3,069

Total Repurchase Agreements						$(3,135)	$3,069	$3,069

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	0.100%	05/20/2015	05/18/2017	$(5,924)	$(5,925)

Total Reverse Repurchase Agreements					$(5,925)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	(0.400)%	06/30/2015	07/01/2015	$(1,791)	$(1,791)
	0.050%	06/30/2015	07/02/2015	(30,844)	(30,846)
	0.100%	06/29/2015	07/06/2015	(6,264)	(6,266)
BPG	0.310%	07/01/2015	07/08/2015	(438,094)	(438,691)
	0.320%	07/01/2015	07/08/2015	(225,856)	(226,130)
GSC	(0.200)%	06/25/2015	07/01/2015	(2,981)	(2,981)
	(0.100)%	06/29/2015	07/02/2015	(3,662)	(3,662)
	0.250%	05/18/2015	07/17/2015	(1,032)	(1,033)
	0.260%	05/28/2015	07/09/2015	(14,062)	(14,071)
	0.290%	05/21/2015	07/21/2015	(20,380)	(20,406)
	0.350%	06/02/2015	07/02/2015	(6,204)	(6,207)
	0.360%	06/03/2015	07/06/2015	(49,961)	(49,996)
	0.370%	06/08/2015	07/08/2015	(6,358)	(6,364)
	0.390%	06/09/2015	07/09/2015	(1,729)	(1,731)
	0.400%	06/12/2015	07/13/2015	(997)	(998)
	0.410%	06/12/2015	07/10/2015	(47,494)	(47,553)
	0.510%	06/19/2015	07/13/2015	(169,444)	(169,778)
MSC	(0.350)%	06/30/2015	07/01/2015	(9,394)	(9,394)
	0.270%	04/29/2015	07/09/2015	(70,663)	(70,788)
	0.270%	05/11/2015	07/10/2015	(4,591)	(4,599)
	0.270%	05/12/2015	07/10/2015	(93,762)	(93,905)
	0.360%	06/03/2015	07/02/2015	(34,883)	(34,895)
	0.410%	06/11/2015	07/02/2015	(8,736)	(8,739)
	0.470%	06/15/2015	07/02/2015	(5,897)	(5,899)
	0.510%	06/19/2015	07/09/2015	(201,701)	(201,966)
TDM	0.230%	05/18/2015	08/18/2015	(93,518)	(94,211)
	0.260%	05/05/2015	07/06/2015	(71,849)	(71,936)
	0.260%	05/11/2015	08/11/2015	(145,257)	(146,048)
	0.270%	05/08/2015	07/08/2015	(71,310)	(71,404)
	0.280%	05/13/2015	08/13/2015	(182,122)	(183,414)
	0.290%	05/27/2015	07/08/2015	(33,838)	(33,859)
	0.320%	06/05/2015	08/04/2015	(30,516)	(30,670)
	0.350%	06/12/2015	07/10/2015	(62,122)	(62,197)
	0.430%	06/17/2015	07/07/2015	(26,887)	(26,908)
	0.500%	06/19/2015	07/09/2015	(105,387)	(105,520)

Total Sale-Buyback Transactions					$(2,284,856)

(2)	The average amount of borrowings outstanding during the period ended June 30, 2015 was $1,191,520 at a weighted average interest rate of 0.247%.
(3)	Payable for sale-buyback transactions includes $4,543 of deferred price drop.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	07/01/2045	$ 29,000	$(30,069)	$(29,856)
Fannie Mae	3.500%	08/01/2045	10,000	(10,241)	(10,269)

Total Short Sales				$(40,310)	$(40,125)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(f)	Securities with an aggregate market value of $2,277,410 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$0	$(5,925)	$0	$(5,925)	$5,966	$41
BSN	0	0	0	0	(221)	(221)
SSB	3,069	0	0	3,069	(3,135)	(66)

Master Securities Forward Transaction Agreement
BCY	0	0	(38,903)	(38,903)	38,850	(53)
BPG	0	0	(664,821)	(664,821)	661,999	(2,822)
FOB	0	0	0	0	(1,020)	(1,020)
GSC	0	0	(324,780)	(324,780)	322,546	(2,234)
MSC	0	0	(430,185)	(430,185)	427,176	(3,009)
TDM	0	0	(826,167)	(826,167)	820,874	(5,293)

Total Borrowings and Other Financing Transactions	$3,069	$(5,925)	$(2,284,856)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME 90-Day Eurodollar December Futures	$99.375	12/14/2015	495	$81	$68

Total Purchased Options				$81	$68

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$124.000	08/21/2015	190	$(154)	$(86)
Call - CBOT U.S. Treasury 10-Year Note September Futures	127.000	08/21/2015	190	(126)	(146)

				$(280)	$(232)

Total Written Options				$(280)	$(232)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	2,706	$(530)	$0	$0
90-Day Eurodollar December Futures	Short	12/2016	1,343	(456)	34	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	Short	03/2016	577	$(123)	$7	$0
90-Day Eurodollar March Futures	Short	03/2017	1,208	(292)	15	0
90-Day Eurodollar September Futures	Short	09/2016	195	(75)	5	0
Brent Crude March Futures	Short	01/2016	10	(18)	0	(12)
Call Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond September Futures	Long	08/2015	191	(17)	96	0
Call Options Strike @ EUR 157.500 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	191	8	0	(34)
Euro-BTP Italy Government Bond September Futures	Long	09/2015	226	(203)	204	(732)
Euro-Bund 10-Year Bond September Futures	Long	09/2015	31	39	62	0
Put Options Strike @ EUR 147.000 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	191	51	66	0
U.S. Treasury 10-Year Note September Futures	Long	09/2015	579	(545)	0	(18)
U.S. Treasury 30-Year Bond September Futures	Short	09/2015	101	7	22	0
U.S. Treasury Ultra Long-Term Bond September Futures	Long	09/2015	41	(111)	0	(3)

Total Futures Contracts				$(2,265)	$511	$(799)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$ 9,702	$618	$17	$10	$(6)
CDX.IG-24 5-Year Index	1.000%	06/20/2020	26,500	384	11	6	(1)
iTraxx Europe 23 5-Year Index	1.000%	06/20/2020	EUR 47,100	650	(329)	0	(214)

				$1,652	$(301)	$16	$(221)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.300%	05/06/2017	$	182,000	$(257)	$(260)	$12	$0
Receive	3-Month USD-LIBOR	1.500%	12/16/2017		168,100	(894)	(188)	11	0
Pay	3-Month USD-LIBOR	2.000%	12/16/2020		26,500	(22)	55	0	(8)
Receive	3-Month USD-LIBOR	2.500%	12/16/2025		213,000	1,675	(857)	156	0
Receive	3-Month USD-LIBOR	2.750%	12/16/2045		108,400	5,573	(1,267)	247	0
Pay	3-Month USD-LIBOR	2.750%	12/16/2045		9,800	(472)	59	0	(26)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	96,100	4,771	6,469	0	(1,108)
Pay	6-Month EUR-EURIBOR	1.500%	03/16/2046		1,800	(123)	(482)	48	0
Receive	6-Month GBP-LIBOR	1.250%	06/17/2017	GBP	22,400	(107)	(50)	0	(44)
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017		178,400	(1,538)	223	0	(439)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		15,180	462	649	0	(270)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2045		32,220	4,237	3,599	0	(1,148)
Receive	28-Day MXN-TIIE	4.035%	02/03/2017	MXN	1,027,300	(66)	(303)	0	(68)
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		524,400	(152)	(752)	236	0
Pay	28-Day MXN-TIIE	5.670%	11/09/2021		154,900	(35)	(35)	71	0
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		39,800	(26)	(87)	18	0
Pay	28-Day MXN-TIIE	5.750%	12/06/2021		95,100	0	47	44	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029		197,800	(44)	(467)	175	0

						$12,982	$6,353	$1,018	$(3,111)

Total Swap Agreements						$14,634	$6,052	$1,034	$(3,332)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(h)	Securities with an aggregate market value of $26,060 and cash of $16,723 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$68	$511	$1,074	$1,653	$(232)	$(799)	$(3,332)	$(4,363)

(1)	Unsettled variation margin asset of $40 for closed swap agreements is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2015		BRL	10,612	$		3,420	$7	$0
	07/2015		JPY	2,941,200			23,787	0	(245)
	07/2015		MXN	17,247			1,098	1	0
	07/2015		NZD	22,121			15,783	793	0
	07/2015	$		3,837		BRL	10,612	0	(424)
	07/2015			193		MXN	2,971	0	(4)

BPS	07/2015		BRL	37,332	$		12,160	153	0
	07/2015		MXN	328,568			21,188	291	0
	07/2015	$		11,895		BRL	37,332	117	(5)
	07/2015			23,731		JPY	2,941,200	302	0
	08/2015		JPY	2,941,200	$		23,739	0	(303)

BRC	07/2015		PLN	12,167			3,180	0	(54)
	07/2015	$		19,412		INR	1,231,762	0	(95)
	07/2015		ZAR	11,855	$		969	0	(1)

CBK	07/2015		AUD	4,735			3,610	0	(43)
	07/2015		BRL	6,656			2,147	6	0
	07/2015		GBP	78,924			121,304	0	(2,706)
	07/2015		MXN	11,924			773	15	0
	07/2015	$		2,110		BRL	6,656	31	0
	07/2015			19,565		EUR	17,251	0	(333)
	07/2015			375		MXN	5,765	0	(9)
	09/2015		MXN	181,074	$		11,454	6	0
	01/2016		BRL	4,483			1,345	0	(8)

DUB	07/2015			31,242			10,141	92	0
	07/2015		KRW	12,467,381			11,512	384	0
	07/2015		MXN	9,742			635	16	0
	07/2015	$		10,070		BRL	31,242	0	(21)

FBF	07/2015		MXN	101,723	$		6,660	191	0

GLM	07/2015		BRL	249,392			90,422	10,209	0
	07/2015		MXN	24,947			1,635	48	0
	07/2015	$		80,348		BRL	249,392	28	(163)
	07/2015			1,195		GBP	751	0	(15)
	08/2015		EUR	21,583	$		24,166	94	0

HUS	07/2015		COP	5,125,605			2,007	45	0
	07/2015		EUR	357,486			390,887	0	(7,656)

JPM	07/2015			4,217			4,789	87	0
	07/2015		GBP	2,696			4,156	0	(80)
	07/2015	$		7,936		EUR	7,129	48	(36)
	07/2015			127,288		GBP	80,869	0	(222)
	07/2015			15,239		INR	982,834	174	0
	07/2015			5,600		PLN	21,032	0	(11)
	08/2015		GBP	80,869	$		127,257	220	0
	01/2016		BRL	22,546			6,749	0	(56)
	04/2016			65,246			19,570	431	0

MSB	07/2015			10,910			3,516	7	0
	07/2015	$		3,442		BRL	10,910	67	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
NGF	07/2015		MXN	197,007	$		12,744	$214	$0

SCX	07/2015	$		360,052		EUR	321,316	0	(1,833)
	07/2015			42,487		MXN	662,323	0	(362)
	08/2015		EUR	321,316	$		360,205	1,833	0
	08/2015	$		27,196		INR	1,762,982	314	0
	09/2015		MXN	662,323	$		42,239	363	0

TOR	07/2015		BRL	262,809			84,706	177	0
	07/2015	$		84,739		BRL	262,809	0	(210)

UAG	07/2015		BRL	5,187	$		1,685	17	0
	07/2015	$		1,672		BRL	5,187	0	(3)
	07/2015			18,091		EUR	16,007	0	(246)
	07/2015			1,302		MXN	20,099	0	(24)
	07/2015			15,083		NZD	22,121	0	(93)
	08/2015		EUR	11,383	$		12,735	48	(9)
	08/2015		NZD	22,121			15,040	93	0
	08/2015	$		1,640		GBP	1,043	0	(2)
	08/2015			172		MYR	650	0	0

Total Forward Foreign Currency Contracts								$16,922	$(15,272)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950%	12/15/2015	$85,600	$107	$91

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950%	12/15/2015	92,800	107	100
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.800%	01/19/2016	134,200	215	139
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.865%	08/11/2015	20,400	341	810
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050%	08/11/2015	7,200	115	141
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017	19,000	2,660	2,957

							$3,545	$4,238

Total Purchased Options							$3,545	$4,238

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015	EUR	7,000	$(14)	$(23)

BRC	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		7,400	(16)	(24)
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		14,200	(31)	(50)

CBK	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	08/19/2015		14,000	(33)	(36)

FBF	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		6,500	(13)	(21)

GST	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		7,300	(14)	(23)
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		60,500	(99)	(213)

JPM	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		7,100	(15)	(25)

							$(235)	$(415)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Call - OTC EUR versus USD	$	1.150	07/02/2015	EUR 13,590	$(54)	$ (1)
	Put - OTC EUR versus USD		1.110	07/20/2015	24,809	(125)	(300)
	Call - OTC EUR versus USD		1.170	07/20/2015	24,809	(137)	(23)

BRC	Call - OTC EUR versus USD		1.150	07/15/2015	4,780	(37)	(11)

DUB	Call - OTC USD versus BRL	BRL	2.680	07/01/2015	$ 9,770	(233)	(1,354)

FBF	Call - OTC USD versus BRL		4.000	03/17/2016	25,700	(1,086)	(413)

UAG	Call - OTC EUR versus USD	$	1.150	07/02/2015	EUR 13,020	(75)	(1)

						$(1,747)	$ (2,103)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	233.049	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$ 3,900	$(34)	$(20)

CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	33,400	(298)	(20)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	4,400	(57)	(3)

DUB	Cap - OTC CPURNSA Index	236.119	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/01/2016	7,800	(6)	(3)
	Floor - OTC YOY CPURNSA Index	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	5,100	(49)	(27)

GLM	Cap - OTC CPALEMU Index	117.93	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR 9,700	0	(373)

JPM	Cap - OTC CPURNSA Index	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	$ 34,300	(250)	(109)
	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	2,900	(20)	(10)
	Floor - OTC YOY CPURNSA Index	234.81	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	33,100	(374)	(362)

						$(1,088)	$(927)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.050%	07/13/2015	$	42,300	$(192)	$(4)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.950%	07/13/2015		54,600	(190)	(66)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350%	09/30/2015		8,300	(54)	(77)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	09/30/2015		8,300	(71)	(53)

GLM	Call - OTC 5-Year Interest Rate Swap (Effective 09/16/2020)	3-Month USD-LIBOR	Receive	2.910%	09/14/2015		78,000	(303)	(247)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400%	07/15/2015		33,000	(112)	(414)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350%	09/30/2015		7,400	(45)	(68)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	09/30/2015		7,400	(67)	(47)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750%	08/20/2015	GBP	10,800	(93)	(28)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.400%	08/20/2015		10,800	(93)	(92)

JPM	Call - OTC 1-Year Interest Rate Swap (Effective 09/16/2020)	3-Month USD-LIBOR	Receive	2.910%	09/14/2015	$	50,100	(154)	(154)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.900%	09/09/2015	GBP	12,100	(120)	(93)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.520%	01/19/2016	$	134,200	(80)	(33)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.660%	01/19/2016		134,200	(134)	(73)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.950%	07/13/2015		102,600	(347)	(124)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017		79,800	(2,660)	(2,663)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.365%	08/11/2015		20,400	(335)	(21)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	08/11/2015		7,200	(115)	(17)

								$(5,165)	$(4,274)

Total Written Options								$(8,235)	$(7,719)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR	Notional Amount in GBP	Premiums
Balance at Beginning of Period	128	$611,070	EUR 247,900	GBP 0	$(6,916)
Sales	1,289	944,740	451,173	33,700	(9,603)
Closing Buys	(37)	(265,300)	(41,700)	0	3,472
Expirations	(631)	(353,100)	(323,115)	0	3,788
Exercised	(369)	(9,240)	(119,550)	0	744

Balance at End of Period	380	$928,170	EUR 214,708	GBP 33,700	$(8,515)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Marsh & McLennan Cos., Inc.	(0.830)%	09/20/2015	0.046%	$ 2,000	$0	$(4)	$0	$(4)

DUB	Cardinal Health, Inc.	(0.590)%	06/20/2017	0.079%	300	0	(3)	0	(3)
	Marsh & McLennan Cos., Inc.	(0.600)%	09/20/2015	0.046%	2,000	0	(3)	0	(3)

						$0	$(10)	$0	$(10)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	3.394%	$ 700	$(54)	$42	$0	$(12)
	Indonesia Government International Bond	1.000%	12/20/2019	1.481%	2,200	(52)	8	0	(44)
	Italy Government International Bond	1.000%	03/20/2019	1.096%	2,500	(43)	35	0	(8)
	JPMorgan Chase & Co.	1.000%	12/20/2019	0.638%	5,900	120	(26)	94	0

BRC	Greece Government International Bond	1.000%	06/20/2016	52.000%	500	(28)	(232)	0	(260)
	Indonesia Government International Bond	1.000%	12/20/2019	1.481%	4,200	(134)	50	0	(84)

DUB	Italy Government International Bond	1.000%	03/20/2019	1.096%	17,100	(296)	241	0	(55)
	JPMorgan Chase & Co.	1.000%	12/20/2019	0.638%	6,000	126	(31)	95	0

GST	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	3.394%	6,400	(478)	369	0	(109)
	Greece Government International Bond	1.000%	12/20/2015	50.000%	EUR 5,100	(258)	(2,583)	0	(2,841)
	Greece Government International Bond	1.000%	12/20/2016	53.249%	$ 400	(30)	(183)	0	(213)
	Sberbank of Russia Via SB Capital S.A.	1.000%	03/20/2016	3.941%	900	(50)	31	0	(19)

JPM	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	3.394%	1,600	(119)	92	0	(27)

						$(1,296)	$(2,187)	$189	$(3,672)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.430%	06/15/2030		GBP	4,900	$1	$55	$56	$0
	Pay	1-Month GBP-UKRPI	3.528%	09/23/2044			3,900	8	192	200	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044			7,500	4	246	250	0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045			3,100	9	(310)	0	(301)
	Pay	1-Year BRL-CDI	13.030%	01/02/2018		BRL	13,200	(19)	18	0	(1)

BPS	Pay	1-Month GBP-UKRPI	3.400%	06/15/2030		GBP	4,800	22	(7)	15	0
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044			2,500	18	128	146	0
	Pay	1-Year BRL-CDI	13.030%	01/02/2018		BRL	27,300	17	(18)	0	(1)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017	$		87,000	132	(4,710)	0	(4,578)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022			30,300	495	(3,093)	0	(2,598)

BRC	Pay	1-Year BRL-CDI	13.030%	01/02/2018		BRL	33,100	(4)	2	0	(2)
	Receive	3-Month USD-CPURNSA Index	2.018%	08/19/2017	$		17,900	0	(562)	0	(562)

CBK	Pay	1-Month GBP-UKRPI	3.430%	06/15/2030		GBP	7,700	5	82	87	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044			2,000	(67)	134	67	0

DUB	Pay	1-Month GBP-UKRPI	3.350%	05/15/2030			6,000	0	(23)	0	(23)
	Pay	1-Year BRL-CDI	13.030%	01/02/2018		BRL	14,500	(14)	13	0	(1)
	Receive	3-Month USD-CPURNSA Index	1.940%	10/07/2016	$		25,800	0	(704)	0	(704)
	Receive	3-Month USD-CPURNSA Index	1.860%	11/05/2016			22,300	0	(553)	0	(553)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016			19,100	(8)	(441)	0	(449)
	Receive	3-Month USD-CPURNSA Index	1.845%	11/29/2016			13,100	0	(316)	0	(316)
	Receive	3-Month USD-CPURNSA Index	1.930%	02/10/2017			9,200	0	(217)	0	(217)
	Receive	3-Month USD-CPURNSA Index	2.173%	11/01/2018			16,200	0	(645)	0	(645)
	Pay	3-Month USD-CPURNSA Index	1.725%	03/04/2019			2,925	0	(8)	0	(8)

FBF	Pay	1-Month GBP-UKRPI	3.353%	05/15/2030		GBP	1,000	0	(3)	0	(3)
	Pay	1-Month GBP-UKRPI	3.528%	09/23/2044			3,300	(24)	193	169	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044			2,200	(71)	144	73	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044			1,400	2	83	85	0
	Pay	1-Year BRL-CDI	13.030%	01/02/2018		BRL	125,800	(38)	31	0	(7)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030		GBP	8,950	$0	$(349)	$0	$(349)
	Pay	1-Month GBP-UKRPI	3.195%	04/15/2030			9,000	0	(359)	0	(359)
	Pay	1-Month GBP-UKRPI	3.320%	05/15/2030			8,500	0	(102)	0	(102)
	Pay	1-Month GBP-UKRPI	3.400%	06/15/2030			1,700	5	0	5	0
	Pay	1-Month GBP-UKRPI	3.358%	04/15/2035			2,700	0	(116)	0	(116)
	Pay	1-Year BRL-CDI	13.030%	01/02/2018		BRL	9,000	5	(5)	0	0
	Pay	3-Month FR-FRCPI Index	1.625%	06/18/2025		EUR	9,900	0	44	44	0
	Receive	3-Month USD-CPURNSA Index	1.730%	04/15/2016	$		31,100	(66)	(654)	0	(720)
	Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017			43,800	24	(2,250)	0	(2,226)
	Receive	3-Month USD-CPURNSA Index	1.942%	04/15/2017			73,000	0	(2,325)	0	(2,325)
	Receive	3-Month USD-CPURNSA Index	2.175%	10/01/2018			26,500	49	(1,112)	0	(1,063)

HUS	Pay	1-Year BRL-CDI	13.030%	01/02/2018		BRL	72,500	(76)	72	0	(4)
	Pay	1-Year BRL-CDI	13.220%	01/02/2018			89,900	0	34	34	0

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044		GBP	2,300	16	87	103	0
	Pay	1-Year BRL-CDI	13.030%	01/02/2018		BRL	86,500	(112)	107	0	(5)

MYC	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		GBP	1,500	12	38	50	0
	Pay	3-Month USD-CPURNSA Index	2.058%	05/12/2025	$		5,100	0	(32)	0	(32)

RYL	Receive	3-Month USD-CPURNSA Index	1.935%	10/23/2016			13,100	(39)	(317)	0	(356)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017			61,200	108	(3,328)	0	(3,220)

								$394	$(20,856)	$1,384	$(21,846)

Total Swap Agreements								$(902)	$(23,053)	$1,573	$(25,528)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(j)	Securities with an aggregate market value of $31,712 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$801	$0	$600	$1,401	$(673)	$0	$(370)	$(1,043)	$358	$(370)	$(12)
BPS	863	0	161	1,024	(308)	(367)	(7,177)	(7,852)	(6,828)	7,052	224
BRC	0	0	0	0	(150)	(85)	(908)	(1,143)	(1,143)	1,297	154
CBK	58	91	154	303	(3,099)	(63)	0	(3,162)	(2,859)	3,436	577
DUB	492	0	95	587	(21)	(1,580)	(2,977)	(4,578)	(3,991)	3,431	(560)
FBF	191	0	327	518	0	(434)	(10)	(444)	74	0	74
GLM	10,379	0	49	10,428	(178)	(1,269)	(7,260)	(8,707)	1,721	(2,620)	(899)
GST	0	0	0	0	0	(236)	(3,182)	(3,418)	(3,418)	3,494	76
HUS	45	0	34	79	(7,656)	0	(4)	(7,660)	(7,581)	8,321	740
JPM	960	0	103	1,063	(405)	(753)	(32)	(1,190)	(127)	0	(127)
MSB	74	0	0	74	0	0	0	0	74	0	74
MYC	0	4,147	50	4,197	0	(2,931)	(32)	(2,963)	1,234	(1,280)	(46)
NGF	214	0	0	214	0	0	0	0	214	0	214
RBC	0	0	0	0	0	0	0	0	0	551	551
RYL	0	0	0	0	0	0	(3,576)	(3,576)	(3,576)	3,639	63
SCX	2,510	0	0	2,510	(2,195)	0	0	(2,195)	315	(280)	35
TOR	177	0	0	177	(210)	0	0	(210)	(33)	0	(33)
UAG	158	0	0	158	(377)	(1)	0	(378)	(220)	0	(220)

Total Over the Counter	$16,922	$4,238	$1,573	$22,733	$(15,272)	$(7,719)	$(25,528)	$(48,519)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$68	$68
Futures	0	0	0	0	511	511
Swap Agreements	0	16	0	0	1,058	1,074

	$0	$16	$0	$0	$1,637	$1,653

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,922	$0	$16,922
Purchased Options	0	0	0	0	4,238	4,238
Swap Agreements	0	189	0	0	1,384	1,573

	$0	$189	$0	$16,922	$5,622	$22,733

	$0	$205	$0	$16,922	$7,259	$24,386

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$232	$232
Futures	12	0	0	0	787	799
Swap Agreements	0	221	0	0	3,111	3,332

	$12	$221	$0	$0	$4,130	$4,363

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,272	$0	$15,272
Written Options	0	415	0	2,103	5,201	7,719
Swap Agreements	0	3,682	0	0	21,846	25,528

	$0	$4,097	$0	$17,375	$27,047	$48,519

	$12	$4,318	$0	$17,375	$31,177	$52,882

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$159	$0	$0	$0	$290	$449
Futures	146	0	0	0	(7,426)	(7,280)
Swap Agreements	0	(254)	0	0	(33,599)	(33,853)

	$305	$(254)	$0	$0	$(40,735)	$(40,684)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$70,336	$0	$70,336
Purchased Options	0	0	0	0	(1,828)	(1,828)
Written Options	0	427	0	804	413	1,644
Swap Agreements	0	88	0	93	2,319	2,500

	$0	$515	$0	$71,233	$904	$72,652

	$305	$261	$0	$71,233	$(39,831)	$31,968

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(13)	$(13)
Written Options	0	0	0	0	51	51
Futures	(18)	0	0	0	(2,916)	(2,934)
Swap Agreements	0	(289)	0	0	37,005	36,716

	$(18)	$(289)	$0	$0	$34,127	$33,820

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(20,538)	$0	$(20,538)
Purchased Options	0	0	0	0	1,557	1,557
Written Options	0	(294)	0	(54)	220	(128)
Swap Agreements	0	(2,137)	0	0	(1,504)	(3,641)

	$0	$(2,431)	$0	$(20,592)	$273	$(22,750)

	$(18)	$(2,720)	$0	$(20,592)	$34,400	$11,070

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	23

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

June 30, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$241,308	$0	$241,308
Industrials	0	34,486	0	34,486
Utilities	0	26,029	0	26,029
Municipal Bonds & Notes
West Virginia	0	573	0	573
U.S. Government Agencies	0	75,425	0	75,425
U.S. Treasury Obligations	0	3,014,009	0	3,014,009
Mortgage-Backed Securities	0	115,616	0	115,616
Asset-Backed Securities	0	69,333	14,778	84,111
Sovereign Issues	0	431,334	0	431,334
Short-Term Instruments
Certificates of Deposit	0	47,440	0	47,440
Repurchase Agreements	0	3,069	0	3,069
U.S. Treasury Bills	0	29,286	0	29,286
	$0	$4,087,908	$14,778	$4,102,686

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	424,539	0	0	424,539

Total Investments	$424,539	$4,087,908	$14,778	$4,527,225

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(40,125)	$0	$(40,125)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	579	1,034	0	1,613
Over the counter	0	22,733	0	22,733
	$579	$23,767	$0	$24,346

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(799)	(3,564)	0	(4,363)
Over the counter	(154)	(48,365)	0	(48,519)
	$(953)	$(51,929)	$0	$(52,882)

Totals	$424,165	$4,019,621	$14,778	$4,458,564

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2015 (Unaudited)

1. ORGANIZATION

The PIMCO Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or a line of credit, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises   The Portfolio may invest in securities of U.S. Government agencies or

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional

(i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO (as defined below). The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$10	$0	$(10)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

Investments in PIMCO Short-Term Floating NAV III Portfolio

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$155,201	$1,734,470	$(1,465,200)	$108	$(40)	$424,539	$170	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the

Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the

Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The

Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the

Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The

SEMIANNUAL REPORT	JUNE 30, 2015	37

Notes to Financial Statements (Cont.)

market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries, administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2015, the

Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$59,770	$130,112

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$2,170,399	$2,080,507	$355,808	$258,688

SEMIANNUAL REPORT	JUNE 30, 2015	39

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,488	$19,287	3,417	$44,647
Administrative Class	8,567	111,228	19,888	259,777
Advisor Class	3,590	46,688	5,715	74,239
Issued as reinvestment of distributions
Institutional Class	16	206	179	2,356
Administrative Class	89	1,155	2,813	37,161
Advisor Class	0	0	484	6,407
Cost of shares redeemed
Institutional Class	(1,119)	(14,419)	(1,963)	(25,484)
Administrative Class	(18,650)	(242,163)	(54,452)	(709,903)
Advisor Class	(899)	(11,644)	(5,236)	(68,111)
Net increase (decrease) resulting from Portfolio share transactions	(6,918)	$(89,662)	(29,155)	$(378,911)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2015, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 47% of the Portfolio. One shareholder is a related party and comprises 16% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable

Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$4,730,793	$20,869	$(224,437)	$(203,568)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	41

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBS	RBS Securities, Inc.
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
BSN	Bank of Nova Scotia	JPM	JPMorgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	TOR	Toronto Dominion Bank
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	INR	Indian Rupee	NZD	New Zealand Dollar
BRL	Brazilian Real	JPY	Japanese Yen	PLN	Polish Zloty
COP	Colombian Peso	KRW	South Korean Won	USD (or $)	United States Dollar
EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand
GBP	British Pound	MYR	Malaysian Ringgit

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Price Index
CDX.IG	Credit Derivatives Index - Investment Grade	FRCPI	France Consumer Price Index

Other Abbreviations:
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	NCUA	National Credit Union Administration	YOY	Year-Over-Year
EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

42	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	43

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT61SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Real Return Portfolio

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO VARIABLE INSURANCE TRUST

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and

Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

SEMIANNUAL REPORT	JUNE 30, 2015	5

PIMCO Real Return Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	66.6%
Short-Term Instruments‡	11.1%
Sovereign Issues	9.5%
Corporate Bonds & Notes	6.7%
Other	6.1%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	Class Inception (02/28/2006)
PIMCO Real Return Portfolio Advisor Class	0.00%	-3.26%	3.00%	4.32%
Barclays U.S. TIPS Index±	0.34%	-1.73%	3.29%	4.42%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.80% for Advisor Class shares.

± Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$1,000.00	$1,020.47
Expenses Paid During Period†	$4.19	$4.23
Net Annualized Expense Ratio	0.85%	0.85%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private- sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation.

Portfolio Insights

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited absolute performance as U.S. TIPS posted positive returns during the reporting period.

»

Yield curve positioning within U.S. TIPS, specifically overweight exposure in the 5-7 year sector and underweight exposure to the 20-30 year sector, benefited relative performance as the U.S. real yield curve steepened with shorter-term real yields falling and longer-term real yields rising over the reporting period.

»	Short exposure to the euro benefited relative performance as this currency weakened relative to the U.S. dollar over the reporting period.

»	An underweight to the 2-3 year portion of the U.S. real yield curve detracted from relative performance as yields in the 2-3 year portion of the yield curve declined over the reporting period.

»	Exposure to German nominal rates detracted from relative performance as interest rates in Germany generally increased over the reporting period.

»	Exposure to Mexican real rates detracted from relative performance as interest rates in Mexico generally increased over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Real Return Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+		12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Advisor Class
Net asset value beginning of year or period	$12.81		$12.60	$14.25	$13.95	$13.14	$12.44
Net investment income (loss) (a)	(0.02)		0.27	0.08	0.17	0.24	0.17
Net realized/unrealized gain (loss)	0.02		0.11	(1.41)	1.04	1.27	0.82
Total from Investment Operations	0.00		0.38	(1.33)	1.21	1.51	0.99
Dividends from net investment income	(0.00	)^	(0.17)	(0.22)	(0.14)	(0.28)	(0.17)
Distributions from net realized capital gains	0.00		0.00	(0.10)	(0.77)	(0.42)	(0.12)
Total distributions	0.00		(0.17)	(0.32)	(0.91)	(0.70)	(0.29)
Net asset value end of year or period	$12.81		$12.81	$12.60	$14.25	$13.95	$13.14
Total return	0.00%		2.99%	(9.31)%	8.64%	11.56%	8.00%
Net assets end of year or period (000s)	$515,915		$481,759	$461,586	$418,629	$504,229	$175,026
Ratio of expenses to average net assets	0.85	%*	0.80%	0.80%	0.80%	0.75%	0.76%
Ratio of expenses to average net assets excluding interest expense	0.75	%*	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets	(0.26	)%*	2.06%	0.57%	1.17%	1.74%	1.32%
Portfolio turnover rate	60%		96%	34%	46%	381%	489%

+	Unaudited
^	Reflects an amount rounding to less than one cent.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	7

Statement of Assets and Liabilities PIMCO Real Return Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$4,102,686
Investments in Affiliates	424,539
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,653
Over the counter	22,733
Cash	390
Deposits with counterparty	16,723
Foreign currency, at value	6,967
Receivable for Investments sold~	1,010,183
Receivable for investments sold on a delayed-delivery basis	20,865
Receivable for Portfolio shares sold	5,190
Interest receivable	19,121
Dividends receivable from Affiliates	67
Other assets	397
Total Assets	5,631,514

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$5,925
Payable for sale-buyback transactions	2,284,856
Payable for short sales	40,125
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,363
Over the counter	48,519
Payable for investments purchased~	290,390
Payable for investments in Affiliates purchased	67
Deposits from counterparty	6,659
Payable for Portfolio shares redeemed	2,404
Accrued investment advisory fees	605
Accrued supervisory and administrative fees	605
Accrued distribution fees	106
Accrued servicing fees	279
Other liabilities	13
Total Liabilities	2,684,916

Net Assets	$2,946,598

Net Assets Consist of:
Paid in capital	$3,056,259
Undistributed net investment income	88,051
Accumulated undistributed net realized (loss)	(46,934)
Net unrealized (depreciation)	(150,778)
$2,946,598

Net Assets:
Institutional Class	$166,224
Administrative Class	2,264,459
Advisor Class	515,915

Shares Issued and Outstanding:
Institutional Class	12,980
Administrative Class	176,828
Advisor Class	40,287

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.81
Administrative Class	12.81
Advisor Class	12.81

Cost of Investments in securities	$4,237,317
Cost of Investments in Affiliates	$424,580
Cost of Foreign Currency Held	$6,996
Proceeds Received on Short Sales	$40,310
Cost or Premiums of Financial Derivative Instruments, net	$(5,791)

* Includes repurchase agreements of:	$3,069

~	A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Real Return Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest, net of foreign taxes*	$7,580
Dividends from Investments in Affiliates	170
Total Income	7,750

Expenses:
Investment advisory fees	3,726
Supervisory and administrative fees	3,726
Servicing fees - Administrative Class	1,736
Distribution and/or servicing fees - Advisor Class	626
Trustee fees	19
Interest expense	1,507
Miscellaneous expense	1
Total Expenses	11,341

Net Investment Loss	(3,591)

Net Realized Gain (Loss):
Investments in securities	(41,893)
Investments in Affiliates	108
Exchange-traded or centrally cleared financial derivative instruments	(40,684)
Over the counter financial derivative instruments	72,652
Foreign currency	(69)

Net Realized (Loss)	(9,886)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	2,556
Investments in Affiliates	(40)
Exchange-traded or centrally cleared financial derivative instruments	33,820
Over the counter financial derivative instruments	(22,750)
Foreign currency assets and liabilities	451

Net Change in Unrealized Appreciation	14,037

Net Increase in Net Assets Resulting from Operations	$560

* Foreign tax withholdings	$7

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statements of Changes in Net Assets PIMCO Real Return Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$(3,591)	$70,725
Net realized gain (loss)	(9,886)	48,415
Net change in unrealized appreciation (depreciation)	14,037	(11,035)

Net Increase in Net Assets Resulting from Operations	560	108,105

Distributions to Shareholders:
From net investment income
Institutional Class	(206)	(2,356)
Administrative Class	(1,155)	(37,161)
Advisor Class	0	(6,407)

Total Distributions	(1,361)	(45,924)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(89,662)	(378,911)

Total (Decrease) in Net Assets	(90,463)	(316,730)

Net Assets:
Beginning of period	3,037,061	3,353,791
End of period*	$2,946,598	$3,037,061

* Including undistributed net investment income of:	$88,051	$93,003

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO Real Return Portfolio

(Unaudited)

(Amounts in thousands†)	Six Months Ended June 30, 2015

Cash Flows (Used for) Operating Activities:

Net increase in net assets resulting from operations	$560

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash (Used for) Operating Activities:
Purchases of long-term securities	(2,519,593)
Proceeds from sales of long-term securities	2,354,613
Proceeds from sales of short-term portfolio investments, net	381,302
(Increase) in deposits with counterparty	(14,175)
(Increase) in receivable for investments sold	(417,958)
Decrease in interest and dividends receivable	3,032
(Increase) in exchange-traded or centrally cleared financial derivative instruments	(4,828)
Decrease in over the counter financial derivative instruments	73,109
(Decrease) in payable for investments purchased	(42,248)
(Decrease) in deposits from counterparty	(9,121)
(Decrease) in accrued investment advisory fees	(66)
(Decrease) in accrued supervisory and administrative fees	(65)
(Decrease) in accrued servicing fee	(38)
Payments on short sales transactions, net	(123,582)
Proceeds from currency transactions	382
(Decrease) in other liabilities	(24)
Net Realized (Gain) Loss
Investments in securities	41,893
Investments in Affiliates	(108)
Exchange-traded or centrally cleared financial derivative instruments	40,684
Over the counter financial derivative instruments	(72,652)
Foreign currency	69
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(2,556)
Investments in Affiliates	40
Exchange-traded or centrally cleared financial derivative instruments	(33,820)
Over the counter financial derivative instruments	22,750
Foreign currency assets and liabilities	(451)
Net amortization (accretion) on investments	9,312

Net Cash (Used for) Operating Activities	(313,539)

Cash Flows Received from Financing Activities:
Proceeds from shares sold	182,558
Payments on shares redeemed	(269,039)
Cash dividend paid*	0
Proceeds from reverse repurchase agreements	20,379
Payments on reverse repurchase agreements	(14,454)
Proceeds from sale-buyback transactions	9,503,077
Payments on sale-buyback transactions	(9,102,996)
Proceeds from deposits from counterparty	132,179
Payments on deposits from counterparty	(134,643)

Net Cash Received from Financing Activities	317,061

Net Increase in Cash and Foreign Currency	3,522

Cash and Foreign Currency:
Beginning of period	3,835
End of period	$7,357

* Reinvestment of distributions	$1,361

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Real Return Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 139.2%

CORPORATE BONDS & NOTES 10.2%

BANKING & FINANCE 8.2%
Ally Financial, Inc.
2.750% due 01/30/2017		$1,800	$1,796
5.500% due 02/15/2017		2,500	2,612
Banca Monte dei Paschi di Siena SpA
4.875% due 09/15/2016	EUR	1,000	1,172
Banco Popolare SC
3.500% due 03/14/2019		800	917
Banco Santander Chile
1.875% due 01/19/2016		$8,200	8,220
Bank of America N.A.
1.750% due 06/05/2018		14,900	14,866
Bankia S.A.
0.198% due 01/25/2016	EUR	1,300	1,449
3.500% due 12/14/2015		8,600	9,726
3.500% due 01/17/2019		3,200	3,722
Barclays Bank PLC
2.010% due 12/21/2020	MXN	12,500	775
7.625% due 11/21/2022		$9,200	10,494
Barclays PLC
8.250% due 12/15/2018 (d)		600	635
BBVA Bancomer S.A.
6.500% due 03/10/2021		600	651
Bear Stearns Cos. LLC
7.250% due 02/01/2018		9,100	10,308
BNP Paribas S.A.
0.586% due 11/07/2015		23,600	23,616
BPCE S. A.
0.846% due 11/18/2016		13,700	13,724
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	2,700	3,067
2.875% due 05/19/2016		7,100	8,027
Citigroup, Inc.
0.798% due 05/01/2017		$32,900	32,806
Credit Agricole S.A.
7.875% due 01/23/2024 (d)		5,200	5,341
Credit Suisse Group AG
7.500% due 12/11/2023 (d)		3,600	3,759
Depfa ACS Bank
3.875% due 11/14/2016	EUR	700	820
Eksportfinans ASA
2.375% due 05/25/2016		$4,700	4,712
Evergrande Real Estate Group Ltd.
8.750% due 10/30/2018 (f)		450	424
12.000% due 02/17/2020		800	794
Intesa Sanpaolo SpA
3.125% due 01/15/2016		3,600	3,628
JPMorgan Chase & Co.
0.827% due 04/25/2018		10,000	10,012
LBG Capital PLC
15.000% due 12/21/2019	GBP	1,830	4,090
15.000% due 12/21/2019	EUR	70	118
Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^		$100	11
Lloyds Bank PLC
1.750% due 05/14/2018		6,200	6,195
3.500% due 05/14/2025		1,200	1,179
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	4,500	7,311
7.875% due 06/27/2029 (d)		2,200	3,640
Navient Corp.
6.250% due 01/25/2016		$764	780
Rabobank Group
0.609% due 04/28/2017		32,900	32,932

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 09/10/2015	GBP	2,900	$4,584
State Bank of India
2.426% due 01/21/2016		$400	400
Trillion Chance Ltd.
8.500% due 01/10/2019		500	494
Turkiye Garanti Bankasi A/S
2.775% due 04/20/2016		1,500	1,501

			241,308

INDUSTRIALS 1.1%
AbbVie, Inc.
1.800% due 05/14/2018		7,700	7,677
2.500% due 05/14/2020		3,600	3,566
3.200% due 11/06/2022		800	792
3.600% due 05/14/2025		2,900	2,868
California Resources Corp.
5.500% due 09/15/2021 (f)		6,400	5,576
Central China Real Estate Ltd.
8.000% due 01/28/2020		600	592
Chesapeake Energy Corp.
3.525% due 04/15/2019		1,000	917
DISH DBS Corp.
7.125% due 02/01/2016		200	206
Dynegy, Inc.
6.750% due 11/01/2019		8,000	8,364
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	3,900	2,326
KWG Property Holding Ltd.
8.250% due 08/05/2019		$500	501
Sunac China Holdings Ltd.
8.750% due 12/05/2019		500	497
Yuzhou Properties Co. Ltd.
8.625% due 01/24/2019		200	202
9.000% due 12/08/2019		400	402

			34,486

UTILITIES 0.9%
BellSouth Corp.
4.821% due 04/26/2021		6,500	6,687
BG Energy Capital PLC
6.500% due 11/30/2072	GBP	1,700	2,850
Electricite de France S.A.
0.735% due 01/20/2017		$5,900	5,910
1.150% due 01/20/2017		1,800	1,803
Petrobras Global Finance BV
1.896% due 05/20/2016		300	296
3.000% due 01/15/2019		300	278
3.250% due 03/17/2017		200	197
4.375% due 05/20/2023		400	350
4.875% due 03/17/2020		200	191
5.375% due 01/27/2021		7,600	7,333
6.625% due 01/16/2034	GBP	100	134

			26,029

Total Corporate Bonds & Notes (Cost $312,544)			301,823

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		$680	573

Total Municipal Bonds & Notes (Cost $650)			573

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 2.6%
Fannie Mae
0.253% due 12/25/2036	$71	$71
0.337% due 08/25/2034	95	94
0.537% due 07/25/2037 - 05/25/2042	118	118
0.627% due 05/25/2036	84	84
0.867% due 02/25/2041	2,926	2,958
1.346% due 07/01/2044 - 09/01/2044	58	59
2.202% due 05/25/2035	603	625
2.320% due 11/01/2024	10	10
3.500% due 07/01/2045 - 08/01/2045	39,000	40,111
5.284% due 10/01/2035	234	249
Freddie Mac
0.336% due 10/15/2020	483	483
0.416% due 02/15/2019	51	51
0.447% due 08/25/2031	60	58
0.636% due 08/15/2033 - 09/15/2042	12,997	13,092
1.346% due 10/25/2044 - 02/25/2045	4,742	4,817
2.373% due 01/01/2034	108	116
5.309% due 12/01/2035	81	86
Ginnie Mae
0.487% due 03/20/2037	3,329	3,339
NCUA Guaranteed Notes
0.635% due 10/07/2020	2,817	2,832
0.745% due 12/08/2020	4,505	4,538
Small Business Administration
5.902% due 02/10/2018	223	239
6.020% due 08/01/2028	1,232	1,395

Total U.S. Government Agencies (Cost $74,905)		75,425

U.S. TREASURY OBLIGATIONS 102.3%
U.S. Treasury Bonds
2.500% due 02/15/2045 (f)	28,830	25,258
3.000% due 11/15/2044 (f)(j)	2,000	1,947
3.000% due 05/15/2045	14,340	13,988
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2016 (f)	143,557	144,263
0.125% due 04/15/2019 (h)(j)	13,227	13,387
0.125% due 04/15/2020	67,162	67,676
0.125% due 01/15/2022 (f)	195,189	193,374
0.125% due 07/15/2022 (f)	393,330	390,165
0.125% due 01/15/2023 (f)	119,348	117,185
0.250% due 01/15/2025	33,961	33,269
0.375% due 07/15/2023 (h)(j)	85,192	85,431
0.625% due 07/15/2021 (f)	280,573	289,495
0.625% due 02/15/2043 (j)	11,566	10,188
0.750% due 02/15/2042 (j)	10,721	9,792
0.750% due 02/15/2045	72,236	65,493
1.125% due 01/15/2021 (f)	24,797	26,221
1.250% due 07/15/2020	104,056	111,283
1.375% due 01/15/2020 (f)	120,711	129,000
1.375% due 02/15/2044 (f)	97,683	103,521
1.750% due 01/15/2028 (f)	103,811	117,315
1.875% due 07/15/2019 (h)(j)	9,418	10,265
2.000% due 01/15/2016 (f)	30,850	31,301
2.000% due 01/15/2026 (f)	132,534	151,876
2.125% due 02/15/2040 (f)	36,823	45,114
2.125% due 02/15/2041 (j)	1,080	1,333
2.375% due 01/15/2025 (f)	170,431	200,243
2.375% due 01/15/2027 (f)	158,019	188,635
2.500% due 07/15/2016 (f)(h)	40,502	42,002
2.500% due 01/15/2029 (f)(j)	39,634	48,740
3.625% due 04/15/2028 (f)	42,355	57,603
3.875% due 04/15/2029 (f)	149,258	211,060
U.S. Treasury Notes
1.500% due 05/31/2020 (f)	45,800	45,507

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.750% due 03/31/2022 (f)		$32,700	$32,079

Total U.S. Treasury Obligations (Cost $3,091,104)			3,014,009

MORTGAGE-BACKED SECURITIES 3.9%
American Home Mortgage Investment Trust
1.923% due 09/25/2045		372	360
Arran Residential Mortgages Funding PLC
1.440% due 11/19/2047	EUR	8,891	9,965
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051		$358	379
Banc of America Funding Trust
2.671% due 02/20/2036		876	871
2.933% due 01/20/2047 ^		418	356
Banc of America Mortgage Trust
2.314% due 11/25/2034		79	75
2.639% due 02/25/2036 ^		599	541
2.797% due 06/25/2035		165	159
6.500% due 09/25/2033		25	25
Banc of America Re-REMIC Trust
5.670% due 06/24/2050		1,465	1,516
5.675% due 02/17/2051		884	917
BCAP LLC Trust
5.401% due 03/26/2037		1,838	1,803
Bear Stearns Adjustable Rate Mortgage Trust
2.160% due 08/25/2035		318	321
2.260% due 08/25/2035		248	249
2.410% due 10/25/2035		1,258	1,241
2.515% due 03/25/2035		109	110
2.565% due 01/25/2035		590	572
2.680% due 03/25/2035		434	439
2.711% due 03/25/2035		524	508
Bear Stearns ALT-A Trust
2.635% due 09/25/2035		2,476	2,127
2.646% due 03/25/2036 ^		702	543
Bear Stearns Commercial Mortgage Securities Trust
5.537% due 10/12/2041		6,420	6,675
Chase Mortgage Finance Trust
2.616% due 02/25/2037		69	68
ChaseFlex Trust
6.000% due 02/25/2037 ^		605	522
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.467% due 01/25/2035		19	17
Citigroup Mortgage Loan Trust, Inc.
2.060% due 09/25/2035		43	42
2.230% due 09/25/2035		188	189
2.410% due 09/25/2035		194	194
2.510% due 10/25/2035		1,087	1,078
2.660% due 05/25/2035		55	54
2.757% due 09/25/2037 ^		1,279	1,156
Commercial Mortgage Trust
3.156% due 07/10/2046		739	739
Countrywide Alternative Loan Trust
0.357% due 05/25/2047		8,173	7,076
0.367% due 02/20/2047		735	551
0.367% due 05/25/2047		223	190
0.377% due 09/25/2046 ^		6,369	5,491
0.467% due 12/25/2035		38	34
1.158% due 12/25/2035		172	143
6.000% due 01/25/2037 ^		303	266
Countrywide Home Loan Mortgage Pass-Through Trust
2.499% due 11/19/2033		38	38
2.545% due 05/20/2036 ^		175	147
5.500% due 08/25/2035		184	179
Countrywide Home Loan Reperforming REMIC Trust
0.527% due 06/25/2035		160	142

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Commercial Mortgage Trust
5.311% due 12/15/2039		$14,266	$14,760
Credit Suisse Mortgage Capital Certificates
5.467% due 09/16/2039		1,109	1,137
5.467% due 09/18/2039		1,184	1,213
Deutsche ALT- B Securities, Inc.
0.287% due 10/25/2036 ^		22	14
First Horizon Alternative Mortgage Securities Trust
2.219% due 06/25/2034		345	340
First Horizon Mortgage Pass-Through Trust
2.583% due 02/25/2035		1,330	1,337
2.677% due 08/25/2035		797	726
Granite Mortgages PLC
0.952% due 09/20/2044	GBP	110	171
GreenPoint Mortgage Funding Trust
0.457% due 11/25/2045		$214	182
0.627% due 06/25/2045		358	313
GS Mortgage Securities Trust
4.592% due 08/10/2043		6,000	6,590
GSR Mortgage Loan Trust
2.682% due 09/25/2035		608	611
2.758% due 01/25/2035		364	348
HarborView Mortgage Loan Trust
0.408% due 05/19/2035		114	95
0.468% due 02/19/2036		233	176
0.527% due 06/20/2035		120	114
IndyMac Mortgage Loan Trust
0.967% due 05/25/2034		63	59
2.532% due 12/25/2034		224	206
2.751% due 11/25/2035 ^		1,005	909
JPMorgan Chase Commercial Mortgage Securities Trust
5.794% due 02/12/2051		1,166	1,251
JPMorgan Mortgage Trust
2.186% due 07/27/2037		1,054	917
2.531% due 08/25/2035 ^		429	408
2.554% due 08/25/2035		454	449
2.593% due 07/25/2035		311	312
2.594% due 02/25/2035		408	408
2.642% due 07/25/2035		760	762
4.812% due 09/25/2035		161	153
JPMorgan Resecuritization Trust
6.000% due 02/27/2037		658	675
LB-UBS Commercial Mortgage Trust
5.372% due 09/15/2039		5,000	5,190
5.424% due 02/15/2040		215	226
Marche Mutui SRL
0.419% due 02/25/2055	EUR	1,071	1,178
2.248% due 01/27/2064		2,430	2,773
Marche SRL
0.398% due 10/27/2065		711	793
MASTR Adjustable Rate Mortgages Trust
2.702% due 11/21/2034		$389	399
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.886% due 11/15/2031		204	200
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.626% due 12/15/2030		192	185
Merrill Lynch Mortgage Investors Trust
0.397% due 02/25/2036		542	500
0.437% due 11/25/2035		409	387
1.184% due 10/25/2035		271	259
1.673% due 10/25/2035		1,026	998
5.238% due 12/25/2035		301	277
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		200	213

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Capital Trust
6.104% due 06/11/2049		$568	$607
Morgan Stanley Mortgage Loan Trust
2.128% due 06/25/2036		679	652
Residential Accredit Loans, Inc. Trust
0.487% due 08/25/2035		159	123
Royal Bank of Scotland Capital Funding Trust
6.239% due 12/16/2049		2,219	2,305
Sequoia Mortgage Trust
0.387% due 07/20/2036		1,480	1,388
0.888% due 10/19/2026		73	71
Structured Adjustable Rate Mortgage Loan Trust
0.665% due 06/25/2035		24	25
1.574% due 01/25/2035		159	129
2.576% due 12/25/2034		367	359
2.629% due 08/25/2035		213	202
2.637% due 02/25/2034		231	230
Structured Asset Mortgage Investments Trust
0.377% due 06/25/2036		114	94
0.397% due 04/25/2036		471	343
0.438% due 07/19/2035		1,349	1,277
0.848% due 10/19/2034		115	111
Structured Asset Securities Corp. Trust
2.652% due 10/28/2035		30	29
Swan Trust
3.340% due 04/25/2041	AUD	233	181
Vornado DP LLC Trust
4.004% due 09/13/2028		$6,500	6,984
WaMu Mortgage Pass-Through Certificates Trust
0.447% due 11/25/2045		225	212
0.477% due 10/25/2045		1,281	1,201
0.888% due 01/25/2047		864	786
0.928% due 05/25/2047		514	444
0.956% due 12/25/2046		120	113
1.158% due 02/25/2046		188	175
1.358% due 11/25/2042		24	22
2.187% due 07/25/2046		786	712
2.187% due 11/25/2046		110	100
2.390% due 12/25/2035		255	235
3.829% due 08/25/2035		137	131
Wells Fargo Mortgage-Backed Securities Trust
2.717% due 09/25/2034		91	93

Total Mortgage-Backed Securities (Cost $113,683)			115,616

ASSET-BACKED SECURITIES 2.9%
Access Group, Inc.
1.577% due 10/27/2025		6,406	6,409
Aquilae CLO PLC
0.401% due 01/17/2023	EUR	850	944
Asset-Backed Funding Certificates Trust
0.887% due 06/25/2034		$951	894
Bear Stearns Asset-Backed Securities Trust
0.847% due 10/25/2032		15	15
1.187% due 10/25/2037		44	41
Carlyle High Yield Partners Ltd.
0.500% due 04/19/2022		1,312	1,286
Citigroup Mortgage Loan Trust, Inc.
0.267% due 01/25/2037		200	138
College Loan Corp. Trust
0.527% due 01/25/2024		800	771
Countrywide Asset-Backed Certificates
0.367% due 07/25/2036		2,110	2,077
0.435% due 04/25/2036		88	88
Credit-Based Asset Servicing and Securitization LLC
0.245% due 11/25/2036		91	51

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Equity One Mortgage Pass-Through Trust
0.487% due 04/25/2034		$90	$76
First Franklin Mortgage Loan Trust
0.867% due 11/25/2035		6,900	6,882
Fraser Sullivan CLO Ltd.
1.575% due 04/20/2023		7,300	7,300
GSAMP Trust
0.257% due 12/25/2036		107	60
HSI Asset Securitization Corp. Trust
0.237% due 10/25/2036		8	4
JPMorgan Mortgage Acquisition Trust
0.307% due 01/25/2037		2,916	2,851
Magi Funding PLC
0.331% due 04/11/2021	EUR	81	91
Merrill Lynch Mortgage Investors Trust
0.267% due 09/25/2037		$26	10
0.307% due 02/25/2037		399	191
Morgan Stanley IXIS Real Estate Capital Trust
0.237% due 11/25/2036		13	7
Nautique Funding Ltd.
0.525% due 04/15/2020		381	377
North Carolina State Education Assistance Authority
0.727% due 10/26/2020		240	240
NYLIM Flatiron CLO Ltd.
0.496% due 08/08/2020		240	239
OneMain Financial Issuance Trust
2.470% due 09/18/2024		14,700	14,778
Park Place Securities, Inc.
0.657% due 09/25/2035		3,200	2,796
Penta CLO S.A.
0.268% due 06/04/2024	EUR	2,222	2,451
RAAC Trust
0.377% due 09/25/2045		$110	110
Renaissance Home Equity Loan Trust
0.947% due 12/25/2032		65	61
Securitized Asset-Backed Receivables LLC Trust
0.247% due 12/25/2036 ^		362	134
SLM Student Loan Trust
0.317% due 04/25/2019		8,800	8,715
1.777% due 04/25/2023		9,155	9,401
Soundview Home Loan Trust
0.247% due 11/25/2036		58	23
Structured Asset Securities Corp. Mortgage Loan Trust
0.317% due 02/25/2037		8,400	7,393
1.684% due 04/25/2035		533	510
Symphony CLO Ltd.
0.514% due 05/15/2019		2,228	2,219
Voya CLO Ltd.
1.575% due 10/15/2022		4,300	4,299

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wood Street CLO BV
0.339% due 03/29/2021	EUR	162	$179

Total Asset-Backed Securities (Cost $83,540)			84,111

SOVEREIGN ISSUES 14.6%
Autonomous Community of Catalonia
4.950% due 02/11/2020		1,000	1,227
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2019 (b)	BRL	41,800	8,784
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		16,600	4,816
Colombian TES
3.000% due 03/25/2033 (c)	COP	7,739,687	2,566
France Government Bond
0.250% due 07/25/2018 (c)	EUR	20,321	23,567
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (c)		9,117	10,695
2.100% due 09/15/2017 (c)		1,398	1,636
2.100% due 09/15/2021		1,835	2,220
2.250% due 04/22/2017 (c)		3,613	4,146
2.350% due 09/15/2019 (c)		3,106	3,750
2.350% due 09/15/2024 (c)		48,791	59,952
2.550% due 10/22/2016 (c)		692	791
2.550% due 09/15/2041 (c)		1,089	1,373
3.100% due 09/15/2026 (c)		638	838
5.000% due 09/01/2040		1,100	1,576
5.500% due 11/01/2022		900	1,243
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	27,933	1,915
4.000% due 11/08/2046 (c)		147,104	10,180
4.500% due 12/04/2025 (c)		453,155	33,025
4.750% due 06/14/2018		65,102	4,164
New Zealand Government Bond
2.000% due 09/20/2025	NZD	7,204	4,854
3.000% due 09/20/2030		15,093	11,297
Republic of Germany
0.750% due 04/15/2018 (c)	EUR	84,238	97,903
Republic of Greece Government International Bond
4.500% due 07/03/2017	JPY	300,000	1,324
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	6,400	7,556
5.250% due 02/18/2024		$1,000	1,095
5.500% due 10/26/2022		1,900	2,114
Spain Government International Bond
0.550% due 11/30/2019 (c)	EUR	1,906	2,153
1.000% due 11/30/2030 (c)		3,202	3,321
3.800% due 04/30/2024		11,000	13,843
5.400% due 01/31/2023		8,700	12,059

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
United Kingdom Gilt
0.125% due 03/22/2024 (c)	GBP	56,081	$95,351

Total Sovereign Issues (Cost $481,037)			431,334

SHORT-TERM INSTRUMENTS 2.7%

CERTIFICATES OF DEPOSIT 1.6%
Banco Bilbao Vizcaya Argentaria S.A.
1.027% due 10/23/2015		$33,250	33,237
1.126% due 05/16/2016		14,250	14,203

			47,440

REPURCHASE AGREEMENTS (e) 0.1%
			3,069

U.S. TREASURY BILLS 1.0%
0.011% due 07/23/2015 - 11/12/2015 (a)(f)(h)(j)		29,287	29,286

Total Short-Term Instruments (Cost $79,854)			79,795

Total Investments in Securities (Cost $4,237,317)			4,102,686

		SHARES
INVESTMENTS IN AFFILIATES 14.4%

SHORT-TERM INSTRUMENTS 14.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 14.4%
PIMCO Short-Term Floating NAV Portfolio III		42,804,926	424,539

Total Short-Term Instruments (Cost $424,580)			424,539

Total Investments in Affiliates (Cost $424,580)			424,539

Total Investments 153.6% (Cost $4,661,897)			$4,527,225

Financial Derivative Instruments (g)(i) (0.9%) (Cost or Premiums, net $(5,791))			(28,496)

Other Assets and Liabilities, net (52.7%)			(1,552,131)

Net Assets 100.0%			$2,946,598

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon bond.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$3,069	Fannie Mae 2.200% due 10/17/2022	$(3,135)	$3,069	$3,069

Total Repurchase Agreements						$(3,135)	$3,069	$3,069

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	0.100%	05/20/2015	05/18/2017	$(5,924)	$(5,925)

Total Reverse Repurchase Agreements					$(5,925)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	(0.400)%	06/30/2015	07/01/2015	$(1,791)	$(1,791)
	0.050%	06/30/2015	07/02/2015	(30,844)	(30,846)
	0.100%	06/29/2015	07/06/2015	(6,264)	(6,266)
BPG	0.310%	07/01/2015	07/08/2015	(438,094)	(438,691)
	0.320%	07/01/2015	07/08/2015	(225,856)	(226,130)
GSC	(0.200)%	06/25/2015	07/01/2015	(2,981)	(2,981)
	(0.100)%	06/29/2015	07/02/2015	(3,662)	(3,662)
	0.250%	05/18/2015	07/17/2015	(1,032)	(1,033)
	0.260%	05/28/2015	07/09/2015	(14,062)	(14,071)
	0.290%	05/21/2015	07/21/2015	(20,380)	(20,406)
	0.350%	06/02/2015	07/02/2015	(6,204)	(6,207)
	0.360%	06/03/2015	07/06/2015	(49,961)	(49,996)
	0.370%	06/08/2015	07/08/2015	(6,358)	(6,364)
	0.390%	06/09/2015	07/09/2015	(1,729)	(1,731)
	0.400%	06/12/2015	07/13/2015	(997)	(998)
	0.410%	06/12/2015	07/10/2015	(47,494)	(47,553)
	0.510%	06/19/2015	07/13/2015	(169,444)	(169,778)
MSC	(0.350)%	06/30/2015	07/01/2015	(9,394)	(9,394)
	0.270%	04/29/2015	07/09/2015	(70,663)	(70,788)
	0.270%	05/11/2015	07/10/2015	(4,591)	(4,599)
	0.270%	05/12/2015	07/10/2015	(93,762)	(93,905)
	0.360%	06/03/2015	07/02/2015	(34,883)	(34,895)
	0.410%	06/11/2015	07/02/2015	(8,736)	(8,739)
	0.470%	06/15/2015	07/02/2015	(5,897)	(5,899)
	0.510%	06/19/2015	07/09/2015	(201,701)	(201,966)
TDM	0.230%	05/18/2015	08/18/2015	(93,518)	(94,211)
	0.260%	05/05/2015	07/06/2015	(71,849)	(71,936)
	0.260%	05/11/2015	08/11/2015	(145,257)	(146,048)
	0.270%	05/08/2015	07/08/2015	(71,310)	(71,404)
	0.280%	05/13/2015	08/13/2015	(182,122)	(183,414)
	0.290%	05/27/2015	07/08/2015	(33,838)	(33,859)
	0.320%	06/05/2015	08/04/2015	(30,516)	(30,670)
	0.350%	06/12/2015	07/10/2015	(62,122)	(62,197)
	0.430%	06/17/2015	07/07/2015	(26,887)	(26,908)
	0.500%	06/19/2015	07/09/2015	(105,387)	(105,520)

Total Sale-Buyback Transactions					$(2,284,856)

(2)	The average amount of borrowings outstanding during the period ended June 30, 2015 was $1,191,520 at a weighted average interest rate of 0.247%.
(3)	Payable for sale-buyback transactions includes $4,543 of deferred price drop.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	07/01/2045	$ 29,000	$(30,069)	$(29,856)
Fannie Mae	3.500%	08/01/2045	10,000	(10,241)	(10,269)

Total Short Sales				$(40,310)	$(40,125)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(f)	Securities with an aggregate market value of $2,277,410 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$0	$(5,925)	$0	$(5,925)	$5,966	$41
BSN	0	0	0	0	(221)	(221)
SSB	3,069	0	0	3,069	(3,135)	(66)

Master Securities Forward Transaction Agreement
BCY	0	0	(38,903)	(38,903)	38,850	(53)
BPG	0	0	(664,821)	(664,821)	661,999	(2,822)
FOB	0	0	0	0	(1,020)	(1,020)
GSC	0	0	(324,780)	(324,780)	322,546	(2,234)
MSC	0	0	(430,185)	(430,185)	427,176	(3,009)
TDM	0	0	(826,167)	(826,167)	820,874	(5,293)

Total Borrowings and Other Financing Transactions	$3,069	$(5,925)	$(2,284,856)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME 90-Day Eurodollar December Futures	$99.375	12/14/2015	495	$81	$68

Total Purchased Options				$81	$68

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$124.000	08/21/2015	190	$(154)	$(86)
Call - CBOT U.S. Treasury 10-Year Note September Futures	127.000	08/21/2015	190	(126)	(146)

				$(280)	$(232)

Total Written Options				$(280)	$(232)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	2,706	$(530)	$0	$0
90-Day Eurodollar December Futures	Short	12/2016	1,343	(456)	34	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	Short	03/2016	577	$(123)	$7	$0
90-Day Eurodollar March Futures	Short	03/2017	1,208	(292)	15	0
90-Day Eurodollar September Futures	Short	09/2016	195	(75)	5	0
Brent Crude March Futures	Short	01/2016	10	(18)	0	(12)
Call Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond September Futures	Long	08/2015	191	(17)	96	0
Call Options Strike @ EUR 157.500 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	191	8	0	(34)
Euro-BTP Italy Government Bond September Futures	Long	09/2015	226	(203)	204	(732)
Euro-Bund 10-Year Bond September Futures	Long	09/2015	31	39	62	0
Put Options Strike @ EUR 147.000 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	191	51	66	0
U.S. Treasury 10-Year Note September Futures	Long	09/2015	579	(545)	0	(18)
U.S. Treasury 30-Year Bond September Futures	Short	09/2015	101	7	22	0
U.S. Treasury Ultra Long-Term Bond September Futures	Long	09/2015	41	(111)	0	(3)

Total Futures Contracts				$(2,265)	$511	$(799)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$ 9,702	$618	$17	$10	$(6)
CDX.IG-24 5-Year Index	1.000%	06/20/2020	26,500	384	11	6	(1)
iTraxx Europe 23 5-Year Index	1.000%	06/20/2020	EUR 47,100	650	(329)	0	(214)

				$1,652	$(301)	$16	$(221)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.300%	05/06/2017	$	182,000	$(257)	$(260)	$12	$0
Receive	3-Month USD-LIBOR	1.500%	12/16/2017		168,100	(894)	(188)	11	0
Pay	3-Month USD-LIBOR	2.000%	12/16/2020		26,500	(22)	55	0	(8)
Receive	3-Month USD-LIBOR	2.500%	12/16/2025		213,000	1,675	(857)	156	0
Receive	3-Month USD-LIBOR	2.750%	12/16/2045		108,400	5,573	(1,267)	247	0
Pay	3-Month USD-LIBOR	2.750%	12/16/2045		9,800	(472)	59	0	(26)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	96,100	4,771	6,469	0	(1,108)
Pay	6-Month EUR-EURIBOR	1.500%	03/16/2046		1,800	(123)	(482)	48	0
Receive	6-Month GBP-LIBOR	1.250%	06/17/2017	GBP	22,400	(107)	(50)	0	(44)
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017		178,400	(1,538)	223	0	(439)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		15,180	462	649	0	(270)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2045		32,220	4,237	3,599	0	(1,148)
Receive	28-Day MXN-TIIE	4.035%	02/03/2017	MXN	1,027,300	(66)	(303)	0	(68)
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		524,400	(152)	(752)	236	0
Pay	28-Day MXN-TIIE	5.670%	11/09/2021		154,900	(35)	(35)	71	0
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		39,800	(26)	(87)	18	0
Pay	28-Day MXN-TIIE	5.750%	12/06/2021		95,100	0	47	44	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029		197,800	(44)	(467)	175	0

						$12,982	$6,353	$1,018	$(3,111)

Total Swap Agreements						$14,634	$6,052	$1,034	$(3,332)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(h)	Securities with an aggregate market value of $26,060 and cash of $16,723 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$68	$511	$1,074	$1,653	$(232)	$(799)	$(3,332)	$(4,363)

(1)	Unsettled variation margin asset of $40 for closed swap agreements is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2015		BRL	10,612	$		3,420	$7	$0
	07/2015		JPY	2,941,200			23,787	0	(245)
	07/2015		MXN	17,247			1,098	1	0
	07/2015		NZD	22,121			15,783	793	0
	07/2015	$		3,837		BRL	10,612	0	(424)
	07/2015			193		MXN	2,971	0	(4)

BPS	07/2015		BRL	37,332	$		12,160	153	0
	07/2015		MXN	328,568			21,188	291	0
	07/2015	$		11,895		BRL	37,332	117	(5)
	07/2015			23,731		JPY	2,941,200	302	0
	08/2015		JPY	2,941,200	$		23,739	0	(303)

BRC	07/2015		PLN	12,167			3,180	0	(54)
	07/2015	$		19,412		INR	1,231,762	0	(95)
	07/2015		ZAR	11,855	$		969	0	(1)

CBK	07/2015		AUD	4,735			3,610	0	(43)
	07/2015		BRL	6,656			2,147	6	0
	07/2015		GBP	78,924			121,304	0	(2,706)
	07/2015		MXN	11,924			773	15	0
	07/2015	$		2,110		BRL	6,656	31	0
	07/2015			19,565		EUR	17,251	0	(333)
	07/2015			375		MXN	5,765	0	(9)
	09/2015		MXN	181,074	$		11,454	6	0
	01/2016		BRL	4,483			1,345	0	(8)

DUB	07/2015			31,242			10,141	92	0
	07/2015		KRW	12,467,381			11,512	384	0
	07/2015		MXN	9,742			635	16	0
	07/2015	$		10,070		BRL	31,242	0	(21)

FBF	07/2015		MXN	101,723	$		6,660	191	0

GLM	07/2015		BRL	249,392			90,422	10,209	0
	07/2015		MXN	24,947			1,635	48	0
	07/2015	$		80,348		BRL	249,392	28	(163)
	07/2015			1,195		GBP	751	0	(15)
	08/2015		EUR	21,583	$		24,166	94	0

HUS	07/2015		COP	5,125,605			2,007	45	0
	07/2015		EUR	357,486			390,887	0	(7,656)

JPM	07/2015			4,217			4,789	87	0
	07/2015		GBP	2,696			4,156	0	(80)
	07/2015	$		7,936		EUR	7,129	48	(36)
	07/2015			127,288		GBP	80,869	0	(222)
	07/2015			15,239		INR	982,834	174	0
	07/2015			5,600		PLN	21,032	0	(11)
	08/2015		GBP	80,869	$		127,257	220	0
	01/2016		BRL	22,546			6,749	0	(56)
	04/2016			65,246			19,570	431	0

MSB	07/2015			10,910			3,516	7	0
	07/2015	$		3,442		BRL	10,910	67	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
NGF	07/2015		MXN	197,007	$		12,744	$214	$0

SCX	07/2015	$		360,052		EUR	321,316	0	(1,833)
	07/2015			42,487		MXN	662,323	0	(362)
	08/2015		EUR	321,316	$		360,205	1,833	0
	08/2015	$		27,196		INR	1,762,982	314	0
	09/2015		MXN	662,323	$		42,239	363	0

TOR	07/2015		BRL	262,809			84,706	177	0
	07/2015	$		84,739		BRL	262,809	0	(210)

UAG	07/2015		BRL	5,187	$		1,685	17	0
	07/2015	$		1,672		BRL	5,187	0	(3)
	07/2015			18,091		EUR	16,007	0	(246)
	07/2015			1,302		MXN	20,099	0	(24)
	07/2015			15,083		NZD	22,121	0	(93)
	08/2015		EUR	11,383	$		12,735	48	(9)
	08/2015		NZD	22,121			15,040	93	0
	08/2015	$		1,640		GBP	1,043	0	(2)
	08/2015			172		MYR	650	0	0

Total Forward Foreign Currency Contracts								$16,922	$(15,272)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950%	12/15/2015	$85,600	$107	$91

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950%	12/15/2015	92,800	107	100
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.800%	01/19/2016	134,200	215	139
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.865%	08/11/2015	20,400	341	810
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050%	08/11/2015	7,200	115	141
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017	19,000	2,660	2,957

							$3,545	$4,238

Total Purchased Options							$3,545	$4,238

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015	EUR	7,000	$(14)	$(23)

BRC	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		7,400	(16)	(24)
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		14,200	(31)	(50)

CBK	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	08/19/2015		14,000	(33)	(36)

FBF	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		6,500	(13)	(21)

GST	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		7,300	(14)	(23)
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		60,500	(99)	(213)

JPM	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		7,100	(15)	(25)

							$(235)	$(415)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Call - OTC EUR versus USD	$	1.150	07/02/2015	EUR 13,590	$(54)	$ (1)
	Put - OTC EUR versus USD		1.110	07/20/2015	24,809	(125)	(300)
	Call - OTC EUR versus USD		1.170	07/20/2015	24,809	(137)	(23)

BRC	Call - OTC EUR versus USD		1.150	07/15/2015	4,780	(37)	(11)

DUB	Call - OTC USD versus BRL	BRL	2.680	07/01/2015	$ 9,770	(233)	(1,354)

FBF	Call - OTC USD versus BRL		4.000	03/17/2016	25,700	(1,086)	(413)

UAG	Call - OTC EUR versus USD	$	1.150	07/02/2015	EUR 13,020	(75)	(1)

						$(1,747)	$ (2,103)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	233.049	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$ 3,900	$(34)	$(20)

CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	33,400	(298)	(20)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	4,400	(57)	(3)

DUB	Cap - OTC CPURNSA Index	236.119	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/01/2016	7,800	(6)	(3)
	Floor - OTC YOY CPURNSA Index	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	5,100	(49)	(27)

GLM	Cap - OTC CPALEMU Index	117.93	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR 9,700	0	(373)

JPM	Cap - OTC CPURNSA Index	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	$ 34,300	(250)	(109)
	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	2,900	(20)	(10)
	Floor - OTC YOY CPURNSA Index	234.81	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	33,100	(374)	(362)

						$(1,088)	$(927)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.050%	07/13/2015	$	42,300	$(192)	$(4)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.950%	07/13/2015		54,600	(190)	(66)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350%	09/30/2015		8,300	(54)	(77)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	09/30/2015		8,300	(71)	(53)

GLM	Call - OTC 5-Year Interest Rate Swap (Effective 09/16/2020)	3-Month USD-LIBOR	Receive	2.910%	09/14/2015		78,000	(303)	(247)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400%	07/15/2015		33,000	(112)	(414)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350%	09/30/2015		7,400	(45)	(68)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	09/30/2015		7,400	(67)	(47)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750%	08/20/2015	GBP	10,800	(93)	(28)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.400%	08/20/2015		10,800	(93)	(92)

JPM	Call - OTC 1-Year Interest Rate Swap (Effective 09/16/2020)	3-Month USD-LIBOR	Receive	2.910%	09/14/2015	$	50,100	(154)	(154)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.900%	09/09/2015	GBP	12,100	(120)	(93)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.520%	01/19/2016	$	134,200	(80)	(33)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.660%	01/19/2016		134,200	(134)	(73)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.950%	07/13/2015		102,600	(347)	(124)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017		79,800	(2,660)	(2,663)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.365%	08/11/2015		20,400	(335)	(21)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	08/11/2015		7,200	(115)	(17)

								$(5,165)	$(4,274)

Total Written Options								$(8,235)	$(7,719)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR	Notional Amount in GBP	Premiums
Balance at Beginning of Period	128	$611,070	EUR 247,900	GBP 0	$(6,916)
Sales	1,289	944,740	451,173	33,700	(9,603)
Closing Buys	(37)	(265,300)	(41,700)	0	3,472
Expirations	(631)	(353,100)	(323,115)	0	3,788
Exercised	(369)	(9,240)	(119,550)	0	744

Balance at End of Period	380	$928,170	EUR 214,708	GBP 33,700	$(8,515)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Marsh & McLennan Cos., Inc.	(0.830)%	09/20/2015	0.046%	$ 2,000	$0	$(4)	$0	$(4)

DUB	Cardinal Health, Inc.	(0.590)%	06/20/2017	0.079%	300	0	(3)	0	(3)
	Marsh & McLennan Cos., Inc.	(0.600)%	09/20/2015	0.046%	2,000	0	(3)	0	(3)

						$0	$(10)	$0	$(10)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	3.394%	$ 700	$(54)	$42	$0	$(12)
	Indonesia Government International Bond	1.000%	12/20/2019	1.481%	2,200	(52)	8	0	(44)
	Italy Government International Bond	1.000%	03/20/2019	1.096%	2,500	(43)	35	0	(8)
	JPMorgan Chase & Co.	1.000%	12/20/2019	0.638%	5,900	120	(26)	94	0

BRC	Greece Government International Bond	1.000%	06/20/2016	52.000%	500	(28)	(232)	0	(260)
	Indonesia Government International Bond	1.000%	12/20/2019	1.481%	4,200	(134)	50	0	(84)

DUB	Italy Government International Bond	1.000%	03/20/2019	1.096%	17,100	(296)	241	0	(55)
	JPMorgan Chase & Co.	1.000%	12/20/2019	0.638%	6,000	126	(31)	95	0

GST	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	3.394%	6,400	(478)	369	0	(109)
	Greece Government International Bond	1.000%	12/20/2015	50.000%	EUR 5,100	(258)	(2,583)	0	(2,841)
	Greece Government International Bond	1.000%	12/20/2016	53.249%	$ 400	(30)	(183)	0	(213)
	Sberbank of Russia Via SB Capital S.A.	1.000%	03/20/2016	3.941%	900	(50)	31	0	(19)

JPM	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	3.394%	1,600	(119)	92	0	(27)

						$(1,296)	$(2,187)	$189	$(3,672)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.430%	06/15/2030		GBP	4,900	$1	$55	$56	$0
	Pay	1-Month GBP-UKRPI	3.528%	09/23/2044			3,900	8	192	200	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044			7,500	4	246	250	0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045			3,100	9	(310)	0	(301)
	Pay	1-Year BRL-CDI	13.030%	01/02/2018		BRL	13,200	(19)	18	0	(1)

BPS	Pay	1-Month GBP-UKRPI	3.400%	06/15/2030		GBP	4,800	22	(7)	15	0
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044			2,500	18	128	146	0
	Pay	1-Year BRL-CDI	13.030%	01/02/2018		BRL	27,300	17	(18)	0	(1)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017	$		87,000	132	(4,710)	0	(4,578)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022			30,300	495	(3,093)	0	(2,598)

BRC	Pay	1-Year BRL-CDI	13.030%	01/02/2018		BRL	33,100	(4)	2	0	(2)
	Receive	3-Month USD-CPURNSA Index	2.018%	08/19/2017	$		17,900	0	(562)	0	(562)

CBK	Pay	1-Month GBP-UKRPI	3.430%	06/15/2030		GBP	7,700	5	82	87	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044			2,000	(67)	134	67	0

DUB	Pay	1-Month GBP-UKRPI	3.350%	05/15/2030			6,000	0	(23)	0	(23)
	Pay	1-Year BRL-CDI	13.030%	01/02/2018		BRL	14,500	(14)	13	0	(1)
	Receive	3-Month USD-CPURNSA Index	1.940%	10/07/2016	$		25,800	0	(704)	0	(704)
	Receive	3-Month USD-CPURNSA Index	1.860%	11/05/2016			22,300	0	(553)	0	(553)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016			19,100	(8)	(441)	0	(449)
	Receive	3-Month USD-CPURNSA Index	1.845%	11/29/2016			13,100	0	(316)	0	(316)
	Receive	3-Month USD-CPURNSA Index	1.930%	02/10/2017			9,200	0	(217)	0	(217)
	Receive	3-Month USD-CPURNSA Index	2.173%	11/01/2018			16,200	0	(645)	0	(645)
	Pay	3-Month USD-CPURNSA Index	1.725%	03/04/2019			2,925	0	(8)	0	(8)

FBF	Pay	1-Month GBP-UKRPI	3.353%	05/15/2030		GBP	1,000	0	(3)	0	(3)
	Pay	1-Month GBP-UKRPI	3.528%	09/23/2044			3,300	(24)	193	169	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044			2,200	(71)	144	73	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044			1,400	2	83	85	0
	Pay	1-Year BRL-CDI	13.030%	01/02/2018		BRL	125,800	(38)	31	0	(7)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030		GBP	8,950	$0	$(349)	$0	$(349)
	Pay	1-Month GBP-UKRPI	3.195%	04/15/2030			9,000	0	(359)	0	(359)
	Pay	1-Month GBP-UKRPI	3.320%	05/15/2030			8,500	0	(102)	0	(102)
	Pay	1-Month GBP-UKRPI	3.400%	06/15/2030			1,700	5	0	5	0
	Pay	1-Month GBP-UKRPI	3.358%	04/15/2035			2,700	0	(116)	0	(116)
	Pay	1-Year BRL-CDI	13.030%	01/02/2018		BRL	9,000	5	(5)	0	0
	Pay	3-Month FR-FRCPI Index	1.625%	06/18/2025		EUR	9,900	0	44	44	0
	Receive	3-Month USD-CPURNSA Index	1.730%	04/15/2016	$		31,100	(66)	(654)	0	(720)
	Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017			43,800	24	(2,250)	0	(2,226)
	Receive	3-Month USD-CPURNSA Index	1.942%	04/15/2017			73,000	0	(2,325)	0	(2,325)
	Receive	3-Month USD-CPURNSA Index	2.175%	10/01/2018			26,500	49	(1,112)	0	(1,063)

HUS	Pay	1-Year BRL-CDI	13.030%	01/02/2018		BRL	72,500	(76)	72	0	(4)
	Pay	1-Year BRL-CDI	13.220%	01/02/2018			89,900	0	34	34	0

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044		GBP	2,300	16	87	103	0
	Pay	1-Year BRL-CDI	13.030%	01/02/2018		BRL	86,500	(112)	107	0	(5)

MYC	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		GBP	1,500	12	38	50	0
	Pay	3-Month USD-CPURNSA Index	2.058%	05/12/2025	$		5,100	0	(32)	0	(32)

RYL	Receive	3-Month USD-CPURNSA Index	1.935%	10/23/2016			13,100	(39)	(317)	0	(356)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017			61,200	108	(3,328)	0	(3,220)

								$394	$(20,856)	$1,384	$(21,846)

Total Swap Agreements								$(902)	$(23,053)	$1,573	$(25,528)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(j)	Securities with an aggregate market value of $31,712 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$801	$0	$600	$1,401	$(673)	$0	$(370)	$(1,043)	$358	$(370)	$(12)
BPS	863	0	161	1,024	(308)	(367)	(7,177)	(7,852)	(6,828)	7,052	224
BRC	0	0	0	0	(150)	(85)	(908)	(1,143)	(1,143)	1,297	154
CBK	58	91	154	303	(3,099)	(63)	0	(3,162)	(2,859)	3,436	577
DUB	492	0	95	587	(21)	(1,580)	(2,977)	(4,578)	(3,991)	3,431	(560)
FBF	191	0	327	518	0	(434)	(10)	(444)	74	0	74
GLM	10,379	0	49	10,428	(178)	(1,269)	(7,260)	(8,707)	1,721	(2,620)	(899)
GST	0	0	0	0	0	(236)	(3,182)	(3,418)	(3,418)	3,494	76
HUS	45	0	34	79	(7,656)	0	(4)	(7,660)	(7,581)	8,321	740
JPM	960	0	103	1,063	(405)	(753)	(32)	(1,190)	(127)	0	(127)
MSB	74	0	0	74	0	0	0	0	74	0	74
MYC	0	4,147	50	4,197	0	(2,931)	(32)	(2,963)	1,234	(1,280)	(46)
NGF	214	0	0	214	0	0	0	0	214	0	214
RBC	0	0	0	0	0	0	0	0	0	551	551
RYL	0	0	0	0	0	0	(3,576)	(3,576)	(3,576)	3,639	63
SCX	2,510	0	0	2,510	(2,195)	0	0	(2,195)	315	(280)	35
TOR	177	0	0	177	(210)	0	0	(210)	(33)	0	(33)
UAG	158	0	0	158	(377)	(1)	0	(378)	(220)	0	(220)

Total Over the Counter	$16,922	$4,238	$1,573	$22,733	$(15,272)	$(7,719)	$(25,528)	$(48,519)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$68	$68
Futures	0	0	0	0	511	511
Swap Agreements	0	16	0	0	1,058	1,074

	$0	$16	$0	$0	$1,637	$1,653

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,922	$0	$16,922
Purchased Options	0	0	0	0	4,238	4,238
Swap Agreements	0	189	0	0	1,384	1,573

	$0	$189	$0	$16,922	$5,622	$22,733

	$0	$205	$0	$16,922	$7,259	$24,386

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$232	$232
Futures	12	0	0	0	787	799
Swap Agreements	0	221	0	0	3,111	3,332

	$12	$221	$0	$0	$4,130	$4,363

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,272	$0	$15,272
Written Options	0	415	0	2,103	5,201	7,719
Swap Agreements	0	3,682	0	0	21,846	25,528

	$0	$4,097	$0	$17,375	$27,047	$48,519

	$12	$4,318	$0	$17,375	$31,177	$52,882

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$159	$0	$0	$0	$290	$449
Futures	146	0	0	0	(7,426)	(7,280)
Swap Agreements	0	(254)	0	0	(33,599)	(33,853)

	$305	$(254)	$0	$0	$(40,735)	$(40,684)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$70,336	$0	$70,336
Purchased Options	0	0	0	0	(1,828)	(1,828)
Written Options	0	427	0	804	413	1,644
Swap Agreements	0	88	0	93	2,319	2,500

	$0	$515	$0	$71,233	$904	$72,652

	$305	$261	$0	$71,233	$(39,831)	$31,968

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(13)	$(13)
Written Options	0	0	0	0	51	51
Futures	(18)	0	0	0	(2,916)	(2,934)
Swap Agreements	0	(289)	0	0	37,005	36,716

	$(18)	$(289)	$0	$0	$34,127	$33,820

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(20,538)	$0	$(20,538)
Purchased Options	0	0	0	0	1,557	1,557
Written Options	0	(294)	0	(54)	220	(128)
Swap Agreements	0	(2,137)	0	0	(1,504)	(3,641)

	$0	$(2,431)	$0	$(20,592)	$273	$(22,750)

	$(18)	$(2,720)	$0	$(20,592)	$34,400	$11,070

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	23

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

June 30, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$241,308	$0	$241,308
Industrials	0	34,486	0	34,486
Utilities	0	26,029	0	26,029
Municipal Bonds & Notes
West Virginia	0	573	0	573
U.S. Government Agencies	0	75,425	0	75,425
U.S. Treasury Obligations	0	3,014,009	0	3,014,009
Mortgage-Backed Securities	0	115,616	0	115,616
Asset-Backed Securities	0	69,333	14,778	84,111
Sovereign Issues	0	431,334	0	431,334
Short-Term Instruments
Certificates of Deposit	0	47,440	0	47,440
Repurchase Agreements	0	3,069	0	3,069
U.S. Treasury Bills	0	29,286	0	29,286
	$0	$4,087,908	$14,778	$4,102,686

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	424,539	0	0	424,539

Total Investments	$424,539	$4,087,908	$14,778	$4,527,225

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(40,125)	$0	$(40,125)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	579	1,034	0	1,613
Over the counter	0	22,733	0	22,733
	$579	$23,767	$0	$24,346

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(799)	(3,564)	0	(4,363)
Over the counter	(154)	(48,365)	0	(48,519)
	$(953)	$(51,929)	$0	$(52,882)

Totals	$424,165	$4,019,621	$14,778	$4,458,564

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2015 (Unaudited)

1. ORGANIZATION

The PIMCO Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or a line of credit, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises   The Portfolio may invest in securities of U.S. Government agencies or

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional

(i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO (as defined below). The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$10	$0	$(10)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

Investments in PIMCO Short-Term Floating NAV III Portfolio

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$155,201	$1,734,470	$(1,465,200)	$108	$(40)	$424,539	$170	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the

Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the

Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The

Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the

Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The

SEMIANNUAL REPORT	JUNE 30, 2015	37

Notes to Financial Statements (Cont.)

market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries, administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2015, the

Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$59,770	$130,112

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$2,170,399	$2,080,507	$355,808	$258,688

SEMIANNUAL REPORT	JUNE 30, 2015	39

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,488	$19,287	3,417	$44,647
Administrative Class	8,567	111,228	19,888	259,777
Advisor Class	3,590	46,688	5,715	74,239
Issued as reinvestment of distributions
Institutional Class	16	206	179	2,356
Administrative Class	89	1,155	2,813	37,161
Advisor Class	0	0	484	6,407
Cost of shares redeemed
Institutional Class	(1,119)	(14,419)	(1,963)	(25,484)
Administrative Class	(18,650)	(242,163)	(54,452)	(709,903)
Advisor Class	(899)	(11,644)	(5,236)	(68,111)
Net increase (decrease) resulting from Portfolio share transactions	(6,918)	$(89,662)	(29,155)	$(378,911)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2015, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 47% of the Portfolio. One shareholder is a related party and comprises 16% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable

Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$4,730,793	$20,869	$(224,437)	$(203,568)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	41

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBS	RBS Securities, Inc.
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
BSN	Bank of Nova Scotia	JPM	JPMorgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	TOR	Toronto Dominion Bank
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	INR	Indian Rupee	NZD	New Zealand Dollar
BRL	Brazilian Real	JPY	Japanese Yen	PLN	Polish Zloty
COP	Colombian Peso	KRW	South Korean Won	USD (or $)	United States Dollar
EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand
GBP	British Pound	MYR	Malaysian Ringgit

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Price Index
CDX.IG	Credit Derivatives Index - Investment Grade	FRCPI	France Consumer Price Index

Other Abbreviations:
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	NCUA	National Credit Union Administration	YOY	Year-Over-Year
EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

42	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	43

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT59SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Short-Term Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO VARIABLE INSURANCE TRUST

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

SEMIANNUAL REPORT	JUNE 30, 2015	5

PIMCO Short-Term Portfolio

Cumulative Returns Through June 30, 2015

Allocation Breakdown†

Corporate Bonds & Notes	61.5%
U.S. Treasury Obligations	10.5%
Asset-Backed Securities	8.1%
Short-Term Instruments‡	9.3%
Other	10.6%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	10 Years	Class Inception (09/30/1999)
PIMCO Short-Term Portfolio Administrative Class	1.11%	1.10%	1.33%	2.51%	2.97%
Citi 3-Month Treasury Bill Index±	0.01%	0.02%	0.06%	1.34%	1.89%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.61% for Administrative Class shares.

± Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$1,011.10	$1,021.60
Expenses Paid During Period†	$3.07	$3.09
Net Annualized Expense Ratio	0.62%	0.62%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»	Exposure to shorter-maturity investment grade credit benefited performance as these investment grade credit securities generally posted positive total returns during the reporting period.

»	Exposure to high yield credit, primarily in the financials sector, benefited performance as these high yield securities generally posted positive total returns during the reporting period.

»	Exposure to U.S. dollar-denominated emerging market bonds benefited performance as these securities generally posted positive total returns during the reporting period.

»	Short exposure to U.K. interest rates benefited performance as U.K. interest rates increased during the reporting period.

»	Short exposure to the Japanese yen and the euro benefited performance as both currencies depreciated relative to the U.S. dollar during the reporting period.

»	Exposure to commercial mortgage-backed securities added to returns as these securities generally posted positive total returns during the reporting period.

»	Short exposure to the Israeli shekel for most of the reporting period detracted from performance as the shekel appreciated relative to the U.S. dollar during this period.

6	PIMCO VARIABLE INSURANCE TRUST

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Financial Highlights PIMCO Short-Term Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Administrative Class
Net asset value beginning of year or period	$10.26	$10.27	$10.29	$10.12	$10.18	$10.07
Net investment income (a)	0.04	0.06	0.08	0.09	0.09	0.09
Net realized/unrealized gain (loss)	0.07	0.01	(0.02)	0.19	(0.03)	0.13
Total from Investment Operations	0.11	0.07	0.06	0.28	0.06	0.22
Dividends from net investment income	(0.03)	(0.07)	(0.08)	(0.09)	(0.10)	(0.09)
Distributions from net realized capital gains	0.00	(0.01)	0.00	(0.02)	(0.02)	(0.02)
Total distributions	(0.03)	(0.08)	(0.08)	(0.11)	(0.12)	(0.11)
Net asset value end of year or period	$10.34	$10.26	$10.27	$10.29	$10.12	$10.18
Total return	1.11%	0.71%	0.57%	2.78%	0.51%	2.11%
Net assets end of year or period (000s)	$120,268	$108,802	$72,378	$43,217	$33,688	$26,794
Ratio of expenses to average net assets	0.62%*	0.61%	0.61%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets excluding interest expense	0.60%*	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	0.69%*	0.61%	0.79%	0.90%	0.90%	0.88%
Portfolio turnover rate	233%	328%	134%	103%	225%	231%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	7

Statement of Assets and Liabilities PIMCO Short-Term Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$266,696
Investments in Affiliates	14,881
Financial Derivative Instruments
Exchange-traded or centrally cleared	60
Over the counter	187
Cash	1
Deposits with counterparty	1,504
Foreign currency, at value	97
Receivable for Investments sold~	14,524
Receivable for Portfolio shares sold	474
Interest and dividends receivable	1,313
Dividends receivable from Affiliates	3
Total Assets	299,740

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$39,634
Payable for sale-buyback transactions	502
Payable for short sales	14,525
Financial Derivative Instruments
Exchange-traded or centrally cleared	634
Over the counter	528
Payable for investments purchased~	1,000
Payable for investments in Affiliates purchased	3
Payable for Portfolio shares redeemed	100
Accrued investment advisory fees	49
Accrued supervisory and administrative fees	39
Accrued distribution fees	23
Accrued servicing fees	15
Other liabilities	1
Total Liabilities	57,053

Net Assets	$242,687

Net Assets Consist of:
Paid in capital	$240,366
Undistributed net investment income	1,744
Accumulated undistributed net realized gain	1,310
Net unrealized (depreciation)	(733)
$242,687

Net Assets:
Institutional Class	$5,980
Administrative Class	120,268
Advisor Class	116,439

Shares Issued and Outstanding:
Institutional Class	578
Administrative Class	11,628
Advisor Class	11,257

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.34
Administrative Class	10.34
Advisor Class	10.34

Cost of Investments in securities	$267,150
Cost of Investments in Affiliates	$14,881
Cost of Foreign Currency Held	$106
Proceeds Received on Short Sales	$14,499
Cost or Premiums of Financial Derivative Instruments, net	$(717)

* Includes repurchase agreements of:	$179

~ A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Short-Term Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$1,449
Dividends	3
Dividends from Investments in Affiliates	12
Total Income	1,464

Expenses:
Investment advisory fees	279
Supervisory and administrative fees	223
Servicing fees - Administrative Class	80
Distribution and/or servicing fees - Advisor Class	138
Trustee fees	1
Interest expense	23
Total Expenses	744

Net Investment Income	720

Net Realized Gain (Loss):
Investments in securities	(609)
Investments in Affiliates	(12)
Exchange-traded or centrally cleared financial derivative instruments	(437)
Over the counter financial derivative instruments	1,663
Foreign currency	(8)

Net Realized Gain	597

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	950
Investments in Affiliates	14
Exchange-traded or centrally cleared financial derivative instruments	838
Over the counter financial derivative instruments	(599)
Foreign currency assets and liabilities	10

Net Change in Unrealized Appreciation	1,213

Net Increase in Net Assets Resulting from Operations	$2,530

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statements of Changes in Net Assets PIMCO Short-Term Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$720	$1,223
Net realized gain	597	2,468
Net change in unrealized appreciation (depreciation)	1,213	(2,297)

Net Increase in Net Assets Resulting from Operations	2,530	1,394

Distributions to Shareholders:
From net investment income
Institutional Class	(25)	(57)
Administrative Class	(360)	(722)
Advisor Class	(310)	(645)
From net realized capital gains
Institutional Class	0	(6)
Administrative Class	0	(105)
Advisor Class	0	(112)

Total Distributions	(695)	(1,647)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	14,025	48,464

Total Increase in Net Assets	15,860	48,211

Net Assets:
Beginning of period	226,827	178,616
End of period*	$242,687	$226,827

* Including undistributed net investment income of:	$1,744	$1,719

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 109.9%

BANK LOAN OBLIGATIONS 1.1%
Chrysler Group LLC
3.500% due 05/24/2017		$1,094	$1,094
Community Health Systems, Inc.
3.534% due 12/31/2018		1,097	1,098
Dell, Inc.
3.750% due 10/29/2018		407	408

Total Bank Loan Obligations (Cost $2,599)			2,600

CORPORATE BONDS & NOTES 71.3%

BANKING & FINANCE 33.0%
Ally Financial, Inc.
2.750% due 01/30/2017		200	200
3.125% due 01/15/2016		900	905
3.250% due 02/13/2018		700	697
Banco Bradesco S.A.
4.500% due 01/12/2017		1,500	1,564
Banco Santander Brasil S.A.
4.250% due 01/14/2016		700	710
4.625% due 02/13/2017		1,300	1,342
Banco Santander Chile
1.176% due 04/11/2017		500	499
Bank of America Corp.
0.604% due 08/15/2016		2,000	1,992
BBVA Banco Continental S.A.
2.250% due 07/29/2016		1,300	1,307
BOC Aviation Pte. Ltd.
2.875% due 10/10/2017		230	233
BOKF N.A.
0.964% due 05/15/2017		400	396
BPCE S.A.
0.913% due 06/17/2017		750	750
1.129% due 02/10/2017		500	503
1.371% due 03/06/2017	GBP	500	789
CIT Group, Inc.
4.250% due 08/15/2017		$300	305
5.250% due 03/15/2018		500	518
5.500% due 02/15/2019		2,000	2,090
Credit Agricole S.A.
1.252% due 06/10/2020		2,100	2,101
Credit Suisse
0.772% due 05/26/2017		2,000	1,995
DBS Bank Ltd.
0.885% due 07/15/2021		2,000	1,988
3.625% due 09/21/2022		250	258
Eksportfinans ASA
2.000% due 09/15/2015		400	401
2.375% due 05/25/2016		1,550	1,554
5.500% due 05/25/2016		400	412
5.500% due 06/26/2017		1,090	1,158
Erste Europaische Pfandbrief und Kommunalkreditbank AG S.A.
0.132% due 03/20/2017		200	196
First Horizon National Corp.
5.375% due 12/15/2015		2,100	2,132
Ford Motor Credit Co. LLC
0.799% due 09/08/2017		1,300	1,293
1.186% due 06/15/2018		800	801
1.214% due 01/09/2018		1,100	1,102
3.984% due 06/15/2016		100	102
General Motors Financial Co., Inc.
1.631% due 04/10/2018		1,100	1,109
1.835% due 01/15/2020		1,269	1,270
2.625% due 07/10/2017		1,000	1,011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 09/25/2017		$100	$102
4.750% due 08/15/2017		850	898
Goldman Sachs Group, Inc.
1.437% due 04/23/2020 (d)		3,250	3,286
7.750% due 11/23/2016	AUD	1,300	1,066
Hana Bank
4.000% due 11/03/2016		$200	207
Harley-Davidson Financial Services, Inc.
1.150% due 09/15/2015		1,550	1,551
HBOS PLC
0.979% due 09/06/2017		2,300	2,298
0.982% due 09/30/2016		1,000	1,000
HSBC Finance Corp.
0.713% due 06/01/2016		2,400	2,397
HSH Nordbank AG
0.430% due 12/31/2015		200	199
Hypothekenbank Frankfurt AG
0.132% due 09/20/2017		2,100	2,068
Hyundai Capital Services, Inc.
1.086% due 03/18/2017		200	201
Industrial Bank of Korea
1.375% due 10/05/2015		1,300	1,301
2.375% due 07/17/2017		1,000	1,017
ING Bank NV
0.974% due 10/01/2019		1,500	1,504
International Lease Finance Corp.
8.625% due 09/15/2015		700	710
8.750% due 03/15/2017		2,000	2,193
IPIC GMTN Ltd.
1.750% due 11/30/2015		800	805
3.125% due 11/15/2015		1,000	1,010
Jackson National Life Global Funding
1.250% due 02/21/2017		1,500	1,502
JPMorgan Chase & Co.
0.794% due 02/15/2017		1,250	1,252
1.068% due 05/30/2017	GBP	100	155
1.232% due 01/23/2020		$500	505
4.100% due 05/17/2018	AUD	100	79
JPMorgan Chase Bank N.A.
0.616% due 06/13/2016		$400	399
Kookmin Bank
1.526% due 10/11/2016		1,500	1,513
Korea Exchange Bank
3.125% due 06/26/2017		200	205
LeasePlan Corp. NV
2.500% due 05/16/2018		340	341
3.000% due 10/23/2017		400	408
Macquarie Bank Ltd.
1.072% due 03/24/2017		600	603
5.000% due 02/22/2017		200	211
Macquarie Group Ltd.
3.000% due 12/03/2018		1,300	1,323
Mitsubishi UFJ Lease & Finance Co. Ltd.
1.052% due 07/23/2019		900	897
Mizuho Bank Ltd.
0.706% due 04/16/2017		2,200	2,197
Morgan Stanley
5.375% due 10/15/2015		200	203
MUFG Americas Holdings Corp.
0.849% due 02/09/2018		2,000	2,004
Nordea Eiendomskreditt A/S
2.125% due 09/22/2017		200	204
Piper Jaffray Cos.
3.282% due 05/31/2017		200	200
Prudential Covered Trust
2.997% due 09/30/2015		1,610	1,619

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QNB Finance Ltd.
1.528% due 10/31/2016		$1,000	$1,006
RCI Banque S.A.
4.600% due 04/12/2016		500	512
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015		500	501
Santander Bank N.A.
1.206% due 01/12/2018		300	300
Shinhan Bank
0.924% due 04/08/2017		500	500
Springleaf Finance Corp.
5.400% due 12/01/2015		1,700	1,719
Swedbank Hypotek AB
2.950% due 03/28/2016		700	712
Synchrony Financial
1.509% due 02/03/2020		500	503
UBS AG
0.915% due 08/14/2019		500	500
Weyerhaeuser Co.
6.950% due 08/01/2017		493	543

			80,112

INDUSTRIALS 26.7%
3M Co.
0.221% due 11/09/2018	EUR	500	558
AbbVie, Inc.
1.200% due 11/06/2015		$700	701
Actavis Funding SCS
1.543% due 03/12/2020		2,518	2,549
Altria Group, Inc.
4.125% due 09/11/2015		250	251
Amgen, Inc.
0.664% due 05/22/2017		2,250	2,250
2.125% due 05/15/2017		250	254
2.300% due 06/15/2016		250	253
Anglo American Capital PLC
1.225% due 04/15/2016		500	499
Asciano Finance Ltd.
3.125% due 09/23/2015		400	402
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016		909	924
BAT International Finance PLC
0.796% due 06/15/2018		100	100
2.125% due 06/07/2017		450	455
BMW U.S. Capital LLC
0.624% due 06/02/2017		400	399
BSKYB Finance UK PLC
5.625% due 10/15/2015		1,600	1,620
Canadian Natural Resources Ltd.
0.657% due 03/30/2016		2,200	2,196
Chesapeake Energy Corp.
3.525% due 04/15/2019		200	184
ConAgra Foods, Inc.
0.646% due 07/21/2016		2,100	2,095
ConocoPhillips Co.
1.176% due 05/15/2022		1,200	1,211
Daimler Finance North America LLC
0.632% due 03/10/2017 (d)		3,500	3,500
1.138% due 08/01/2018		500	505
Devon Energy Corp.
0.826% due 12/15/2016		300	297
DIRECTV Holdings LLC
3.500% due 03/01/2016		1,000	1,016
DISH DBS Corp.
7.125% due 02/01/2016		1,900	1,952

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
eBay, Inc.
0.758% due 08/01/2019	$1,400	$1,373
Enbridge, Inc.
0.734% due 06/02/2017	500	494
Energy Transfer Partners LP
2.500% due 06/15/2018	250	250
9.000% due 04/15/2019	400	480
Georgia-Pacific LLC
2.539% due 11/15/2019	600	600
Glencore Canada Corp.
6.000% due 10/15/2015	1,255	1,271
Glencore Finance Canada Ltd.
2.050% due 10/23/2015	800	802
HCA, Inc.
6.500% due 02/15/2016	950	981
7.190% due 11/15/2015	400	408
HJ Heinz Co.
1.600% due 06/30/2017 (a)	500	500
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	2,500	2,518
Hyundai Capital America
1.875% due 08/09/2016	1,500	1,509
4.000% due 06/08/2017	500	521
Imperial Tobacco Finance PLC
2.050% due 02/11/2018	250	249
Kia Motors Corp.
3.625% due 06/14/2016	500	511
Kinder Morgan Energy Partners LP
3.500% due 03/01/2016	400	406
4.100% due 11/15/2015	250	253
Kinder Morgan, Inc.
7.250% due 06/01/2018	900	1,015
KLA-Tencor Corp.
3.375% due 11/01/2019	150	154
Korea National Oil Corp.
3.125% due 04/03/2017	200	205
Lafarge S.A.
6.200% due 07/09/2015	300	300
6.500% due 07/15/2016	250	263
Lowe’s Cos., Inc.
0.702% due 09/10/2019	500	501
Medtronic, Inc.
1.086% due 03/15/2020	600	607
MGM Resorts International
6.625% due 07/15/2015	1,600	1,602
6.875% due 04/01/2016	650	674
Mylan, Inc.
1.800% due 06/24/2016	1,000	1,001
NBCUniversal Enterprise, Inc.
0.960% due 04/15/2018	1,000	1,005
Nissan Motor Acceptance Corp.
0.833% due 03/03/2017	600	602
0.981% due 09/26/2016	1,200	1,206
1.000% due 03/15/2016	100	100
Noble Holding International Ltd.
3.050% due 03/01/2016	500	504
Reynolds American, Inc.
1.050% due 10/30/2015	1,000	997
2.300% due 06/12/2018	750	756
SABIC Capital BV
3.000% due 11/02/2015	1,700	1,711
Sabine Pass LNG LP
7.500% due 11/30/2016	200	212
Sanofi
2.625% due 03/29/2016	400	406
Southwestern Energy Co.
3.300% due 01/23/2018	300	308

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sutter Health
1.090% due 08/15/2053		$1,000	$1,000
Symantec Corp.
2.750% due 09/15/2015		1,500	1,505
Takeda Pharmaceutical Co. Ltd.
1.625% due 03/17/2017		250	252
Telefonica Emisiones S.A.U.
0.931% due 06/23/2017		1,500	1,497
3.992% due 02/16/2016		500	509
6.421% due 06/20/2016		200	209
Toll Brothers Finance Corp.
8.910% due 10/15/2017		200	228
Transocean, Inc.
4.950% due 11/15/2015		1,600	1,622
UAL Pass-Through Trust
10.400% due 05/01/2018		50	55
USG Corp.
6.300% due 11/15/2016		400	420
7.875% due 03/30/2020		300	322
9.750% due 01/15/2018		750	857
Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020		200	207
VW Credit, Inc.
0.701% due 06/26/2017		1,400	1,399
Walgreens Boots Alliance, Inc.
0.726% due 05/18/2016		1,100	1,100
Weatherford International Ltd.
5.500% due 02/15/2016		1,200	1,226
Wesfarmers Ltd.
2.983% due 05/18/2016		250	255
Whirlpool Corp.
1.650% due 11/01/2017		200	201
Woodside Finance Ltd.
4.600% due 05/10/2021		200	214
Wynn Las Vegas LLC
5.500% due 03/01/2025		100	96
ZF North America Capital, Inc.
4.000% due 04/29/2020		200	200

			64,800

UTILITIES 11.6%
AES Corp.
3.283% due 06/01/2019		600	601
AT&T, Inc.
1.212% due 06/30/2020		1,300	1,307
BellSouth Corp.
4.821% due 04/26/2021		2,000	2,058
BG Energy Capital PLC
6.500% due 11/30/2072	GBP	300	503
6.500% due 11/30/2072		$400	429
BP Capital Markets PLC
0.696% due 11/07/2016		900	900
0.911% due 09/26/2018		1,000	1,003
Entergy Corp.
3.625% due 09/15/2015		400	402
Kinder Morgan Finance Co. LLC
5.700% due 01/05/2016		550	562
6.000% due 01/15/2018		800	867
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017		500	508
Korea Electric Power Corp.
3.000% due 10/05/2015		400	402
Korea Hydro & Nuclear Power Co. Ltd.
1.064% due 05/22/2017		1,000	1,000
3.125% due 09/16/2015		600	603

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Korea Western Power Co. Ltd.
3.125% due 05/10/2017		$250	$256
LG&E and KU Energy LLC
2.125% due 11/15/2015		250	251
NextEra Energy Capital Holdings, Inc.
1.339% due 09/01/2015		300	300
Orange S.A.
5.000% due 05/12/2016	GBP	1,000	1,623
Petrobras Global Finance BV
2.000% due 05/20/2016		$1,000	991
2.415% due 01/15/2019		1,300	1,205
2.643% due 03/17/2017		400	393
Petroleos Mexicanos
5.750% due 03/01/2018		500	545
Plains All American Pipeline LP
3.950% due 09/15/2015		440	443
Sinopec Group Overseas Development Ltd.
1.051% due 04/10/2017		1,300	1,299
1.191% due 04/10/2019		400	400
1.750% due 04/10/2017		500	501
Sprint Communications, Inc.
6.000% due 12/01/2016		1,600	1,661
8.375% due 08/15/2017		1,100	1,193
Telecom Italia Capital S.A.
5.250% due 10/01/2015		1,603	1,618
Verizon Communications, Inc.
2.036% due 09/14/2018 (d)		4,250	4,400

			28,224

Total Corporate Bonds & Notes (Cost $173,393)			173,136

MUNICIPAL BONDS & NOTES 1.1%

ARKANSAS 0.1%
Arkansas Student Loan Authority Revenue Bonds, Series 2010
1.182% due 11/25/2043		126	126

CALIFORNIA 0.5%
California Earthquake Authority Revenue Notes, Series 2014
2.805% due 07/01/2019		800	821
University of California Revenue Bonds, Series 2011
0.684% due 07/01/2041		500	501

			1,322

FLORIDA 0.2%
Orlando-Orange County, Florida Expressway Authority Revenue Notes, Series 2013
3.000% due 07/01/2015		200	200
4.000% due 07/01/2016		165	170

			370

NORTH CAROLINA 0.1%
North Carolina Medical Care Commission Revenue Bonds, Series 2012
0.810% due 12/01/2033		230	230

OHIO 0.2%
Ohio State Water Development Authority Revenue Bonds, Series 2010
3.375% due 07/01/2033		500	500

Total Municipal Bonds & Notes (Cost $2,533)			2,548

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 2.0%
Fannie Mae
0.253% due 12/25/2036	$12	$12
0.307% due 03/25/2034	10	10
0.337% due 08/25/2034	3	3
0.387% due 02/25/2037 - 10/27/2037	179	177
0.537% due 05/25/2042	7	7
0.587% due 12/25/2043	1,928	1,941
0.737% due 09/25/2041	189	191
0.767% due 06/25/2041	146	148
0.867% due 12/25/2037	70	71
0.881% due 01/01/2021	186	188
1.346% due 03/01/2044 - 07/01/2044	29	30
2.380% due 10/01/2031	1	1
Freddie Mac
0.227% due 12/25/2036	28	28
0.636% due 09/15/2041	85	86
0.886% due 02/15/2038	86	88
1.100% due 10/05/2017 (d)	500	500
1.346% due 10/25/2044 - 02/25/2045	207	210
1.546% due 07/25/2044	39	39
Ginnie Mae
0.732% due 04/20/2062	322	324
0.882% due 02/20/2062	263	266
1.232% due 02/20/2062	158	162
1.750% due 02/20/2032	7	7
NCUA Guaranteed Notes
0.524% due 12/07/2020	103	103
0.555% due 11/06/2017	137	137
0.745% due 12/08/2020	163	164
1.600% due 10/29/2020	26	26

Total U.S. Government Agencies (Cost $4,886)		4,919

U.S. TREASURY OBLIGATIONS 12.2%
U.S. Treasury Notes
0.625% due 05/31/2017 (d)	29,700	29,686

Total U.S. Treasury Obligations (Cost $29,656)		29,686

MORTGAGE-BACKED SECURITIES 4.3%
Banc of America Commercial Mortgage Trust
5.617% due 07/10/2046	174	180
5.916% due 05/10/2045	100	102
Banc of America Mortgage Trust
3.547% due 07/20/2032	1	1
BCAP LLC Trust
2.355% due 11/26/2035	34	34
Bear Stearns Adjustable Rate Mortgage Trust
2.716% due 01/25/2034	4	5
Bear Stearns ALT-A Trust
2.635% due 09/25/2035	28	24
CDGJ Commercial Mortgage Trust
1.586% due 12/15/2027	500	501
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035	10	11
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049	790	828
Countrywide Home Loan Reperforming REMIC Trust
0.527% due 06/25/2035	15	13
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	477	498
5.467% due 09/15/2039	407	420

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.860% due 03/15/2039		$64	$65
6.168% due 02/15/2041		700	758
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032		3	3
2.217% due 06/25/2033		17	16
DBRR Trust
0.853% due 02/25/2045		54	54
Eurosail PLC
0.871% due 06/13/2045	GBP	441	685
First Republic Mortgage Loan Trust
0.486% due 08/15/2032		$11	10
GreenPoint Mortgage Funding Trust
0.627% due 06/25/2045		31	27
GSR Mortgage Loan Trust
2.682% due 09/25/2035		19	19
HarborView Mortgage Loan Trust
0.408% due 05/19/2035		43	36
JPMorgan Chase Commercial Mortgage Securities Trust
5.397% due 05/15/2045		1,080	1,120
5.440% due 06/12/2047		472	495
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.626% due 12/15/2030		5	5
Merrill Lynch Mortgage Investors Trust
1.184% due 10/25/2035		13	12
Morgan Stanley Capital Trust
1.085% due 03/15/2045		30	30
RBSSP Resecuritization Trust
0.685% due 10/26/2036		134	131
2.252% due 12/26/2036		103	103
Selkirk Ltd.
1.860% due 12/20/2041		896	897
Structured Asset Mortgage Investments Trust
0.417% due 05/25/2045		47	41
0.438% due 07/19/2035		8	7
0.848% due 09/19/2032		3	3
Vulcan European Loan Conduit Ltd.
0.271% due 05/15/2017	EUR	15	17
Wachovia Bank Commercial Mortgage Trust
0.210% due 04/15/2047		$1,100	1,083
0.335% due 10/15/2048		1,739	1,723
5.558% due 03/15/2045		152	154
WaMu Commercial Mortgage Securities Trust
5.515% due 03/23/2045		175	178
WaMu Mortgage Pass-Through Certificates Trust
1.158% due 02/25/2046		24	22
1.158% due 08/25/2046		32	27
1.358% due 11/25/2042		11	10
1.558% due 06/25/2042		2	2

Total Mortgage-Backed Securities (Cost $10,510)			10,350

ASSET-BACKED SECURITIES 9.5%
ACS Pass-Through Trust
0.494% due 06/14/2037		714	698
Alba SPV SRL
1.502% due 04/20/2040	EUR	390	436
Ares CLO Ltd.
0.912% due 11/25/2020		$232	229
Atrium CDO Corp.
1.376% due 11/16/2022		233	233
Bear Stearns Asset-Backed Securities Trust
0.847% due 10/25/2032		1	1
Carlyle Global Market Strategies CLO LLC
1.505% due 04/20/2022		500	500
Cavalry CLO Ltd.
1.645% due 01/16/2024		500	499

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CIFC Funding Ltd.
1.425% due 08/14/2024		$400	$401
1.575% due 01/19/2023		435	436
Citigroup Mortgage Loan Trust, Inc.
0.537% due 01/25/2036		600	591
COA Summit CLO Ltd.
1.625% due 04/20/2023		1,900	1,899
Cornerstone CLO Ltd.
0.495% due 07/15/2021		661	654
Countrywide Asset-Backed Certificates
0.667% due 12/25/2031		2	1
0.927% due 05/25/2032		1	1
Credit Suisse First Boston Mortgage Securities Corp.
0.925% due 08/25/2032		3	2
Drug Royalty LP
3.081% due 07/15/2023		272	276
Dryden Leveraged Loan CDO
0.515% due 10/20/2020		122	122
Dryden Senior Loan Fund
1.445% due 01/15/2022		990	990
Duane Street CLO Ltd.
0.526% due 01/11/2021		35	35
Eagle Ltd.
2.570% due 12/15/2039		219	218
Educational Services of America, Inc.
0.917% due 04/25/2039		176	177
Fore CLO Ltd.
0.520% due 07/20/2019		49	49
Franklin CLO Ltd.
0.546% due 06/15/2018		11	11
Fraser Sullivan CLO Ltd.
1.575% due 04/20/2023		1,100	1,100
Gallatin CLO Ltd.
1.545% due 07/15/2023		2,000	1,999
Golden Knight CDO Ltd.
0.515% due 04/15/2019		304	304
Harbourmaster CLO BV
0.221% due 05/08/2023	EUR	223	249
Highbridge Loan Management Ltd.
1.436% due 09/20/2022		$500	498
KVK CLO Ltd.
1.645% due 07/15/2023		1,000	999
LCM LP
1.477% due 07/14/2022		940	941
1.530% due 04/15/2022		600	601
Lockwood Grove CLO Ltd.
1.622% due 01/25/2024		2,200	2,197
Madison Park Funding Ltd.
1.526% due 04/22/2022		850	848
1.570% due 08/15/2022		600	600
MASTR Asset-Backed Securities Trust
0.237% due 11/25/2036		3	1
Navient Private Education Loan Trust
0.686% due 12/15/2021		354	354
Northstar Education Finance, Inc.
0.887% due 12/26/2031		134	135
Octagon Investment Partners Ltd.
1.549% due 05/05/2023		700	699
OneMain Financial Issuance Trust
2.570% due 07/18/2025		1,000	1,001
Renaissance Home Equity Loan Trust
0.547% due 11/25/2034		6	5
0.687% due 12/25/2033		26	25
1.065% due 08/25/2033		5	5
SBA Tower Trust
2.898% due 10/15/2044		300	302

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Student Loan Trust
0.777% due 10/25/2017	$59	$59
1.777% due 04/25/2023	47	48
Venture CLO Ltd.
1.575% due 11/14/2022	1,000	1,000
Voya CLO Ltd.
1.575% due 10/15/2022	500	500

Total Asset-Backed Securities (Cost $23,049)		22,929

SOVEREIGN ISSUES 3.8%
Export-Import Bank of Korea
1.027% due 01/14/2017	1,800	1,808
1.250% due 11/20/2015	500	500
Korea Development Bank
0.901% due 01/22/2017	1,500	1,500
1.000% due 01/22/2016	2,000	2,004
3.250% due 09/20/2016	500	513
Korea Housing Finance Corp.
4.125% due 12/15/2015	900	913
Korea Land & Housing Corp.
1.875% due 08/02/2017	2,000	2,008

Total Sovereign Issues (Cost $9,238)		9,246

	SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Citigroup Capital
7.875% due 10/30/2040	3,000	78

Total Preferred Securities (Cost $81)		78

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.6%

CERTIFICATES OF DEPOSIT 0.5%
Banco Bilbao Vizcaya Argentaria S.A.
1.027% due 10/23/2015	$1,000	$1,000
Intesa Sanpaolo SpA
1.656% due 04/11/2016	200	200

		1,200

COMMERCIAL PAPER 4.0%
ENI Finance USA, Inc.
0.550% due 10/26/2015	500	500
1.350% due 06/10/2016	1,800	1,780
Entergy Corp.
0.940% due 07/17/2015	1,700	1,699
Kinder Morgan, Inc.
1.250% due 07/16/2015	250	250
Tesco Treasury Services PLC
1.024% due 08/17/2015	2,000	1,992
2.750% due 08/17/2015	800	797
3.990% due 08/18/2015	500	497
Thermo Fisher Scientific, Inc.
0.940% due 08/26/2015	1,500	1,499
1.040% due 09/15/2015	800	799

		9,813

REPURCHASE AGREEMENTS (c) 0.1%
		179

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.0%
0.024% due 08/06/2015 - 10/08/2015 (b)(g)	$12	$12

Total Short-Term Instruments (Cost $11,205)		11,204

Total Investments in Securities (Cost $267,150)		266,696

	SHARES
INVESTMENTS IN AFFILIATES 6.1%

SHORT-TERM INSTRUMENTS 6.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.1%
PIMCO Short-Term Floating NAV Portfolio III	1,500,375	14,881

Total Short-Term Instruments (Cost $14,881)		14,881

Total Investments in Affiliates (Cost $14,881)		14,881

Total Investments 116.0% (Cost $282,031)		$281,577

Financial Derivative Instruments (e)(f) (0.4%) (Cost or Premiums, net $(717))		(915)

Other Assets and Liabilities, net (15.6%)		(37,975)

Net Assets 100.0%		$242,687

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$179	Fannie Mae 2.200% due 10/17/2022	$(186)	$179	$179

Total Repurchase Agreements						$(186)	$179	$179

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BPG	0.470%	06/03/2015	07/09/2015	$(3,479)	$(3,480)
	0.480%	06/09/2015	07/17/2015	(6,451)	(6,453)
GRE	0.200%	06/25/2015	07/02/2015	(29,700)	(29,701)

Total Reverse Repurchase Agreements					$(39,634)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions
GSC	0.620%	06/30/2015	07/01/2015	$(502)	$(502)

Total Sale-Buyback Transactions					$(502)

(2)	The average amount of borrowings outstanding during the period ended June 30, 2015 was $14,625 at a weighted average interest rate of 0.304%.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (3)
U.S. Treasury Notes	1.500%	05/31/2020	$14,600	$(14,499)	$(14,525)

Total Short Sales				$(14,499)	$(14,525)

(3)	Payable for short sales includes $19 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(d)	Securities with an aggregate market value of $40,595 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BPG	$0	$(9,933)	$0	$0	$(9,933)	$10,409	$476
GRE	0	(29,701)	0	0	(29,701)	29,686	(15)
SSB	179	0	0	0	179	(186)	(7)

Master Securities Forward Transaction Agreement
GSC	0	0	(502)	0	(502)	500	(2)
NOM	0	0	0	(14,525)	(14,525)	0	(14,525)

Total Borrowings and Other Financing Transactions	$179	$(39,634)	$(502)	$(14,525)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CME 90-Day Eurodollar December Futures	$99.125	12/14/2015	244	$(158)	$(214)
Call - CME 90-Day Eurodollar June Futures	99.250	03/14/2016	107	(39)	(43)
Call - CME 90-Day Eurodollar June Futures	98.750	06/13/2016	154	(112)	(162)
Put - CME 90-Day Eurodollar June Futures	98.750	06/13/2016	154	(140)	(38)
Put - CME 90-Day Eurodollar March Futures	99.250	03/14/2016	107	(75)	(35)
Call - CME 90-Day Eurodollar September Futures	99.000	09/19/2016	103	(54)	(51)
Put - CME 90-Day Eurodollar September Futures	99.000	09/19/2016	103	(123)	(90)

				$(701)	$(633)

Total Written Options				$(701)	$(633)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
Euro-Bobl September Futures	Long	09/2015	72	$33	$46	$0
U.S. Treasury 2-Year Note September Futures	Long	09/2015	21	4	0	(1)

Total Futures Contracts				$37	$46	$(1)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.500%	12/16/2017	$5,000	$(27)	$(6)	$0	$0
Receive	3-Month USD-LIBOR	1.750%	12/16/2018	20,400	(117)	(37)	6	0

					$(144)	$(43)	$6	$0

Total Swap Agreements					$(144)	$(43)	$6	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

Cash of $1,504 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$54	$6	$60	$(633)	$(1)	$0	$(634)

(1)	Unsettled variation margin asset of $8 for closed futures is outstanding at period end.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2015	JPY	648,700	$	5,247	$0	$(54)
	07/2015	$	545	JPY	68,000	10	0
	08/2015	ILS	11,455	$	2,958	0	(77)

BPS	07/2015	$	4,661	JPY	580,700	84	0
	08/2015	JPY	292,800	$	2,363	0	(30)

CBK	07/2015	AUD	1,367		1,042	0	(13)
	07/2015	GBP	3,136		4,811	0	(116)

FBF	08/2015	EUR	8,157		9,101	2	0

GLM	08/2015	$	343	GBP	218	0	0

JPM	07/2015		4,936		3,136	0	(9)
	08/2015	GBP	3,136	$	4,935	9	0

UAG	07/2015	EUR	1,056		1,188	11	0
	07/2015	$	2,100	EUR	1,921	41	0

Total Forward Foreign Currency Contracts						$157	$(299)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.200%	04/25/2016	$	11,000	$48	$30

CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.050%	07/21/2015		56,800	142	0

								$190	$30

Total Purchased Options								$190	$30

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.800%	04/25/2016	$	11,000	$(18)	$(9)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000%	04/25/2016		11,000	(31)	(17)

JPM	Call - OTC 1-Year Interest Rate Swap (Effective 07/23/2018)	3-Month USD-LIBOR	Receive	3.000%	07/21/2015		39,900	(149)	(202)

								$(198)	$(228)

Total Written Options								$(198)	$(228)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in GBP		Premiums
Balance at Beginning of Period	0	$39,900	AUD	0	GBP	0	$(150)
Sales	1,672	125,400		5,641		2,922	(1,432)
Closing Buys	(700)	(74,700)		(1,400)		(2,192)	622
Expirations	0	0		(4,241)		0	16
Exercised	0	(28,700)		0		(730)	45

Balance at End of Period	972	$61,900	AUD	0	GBP	0	$(899)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (3)
							Asset	Liability
FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	$945	$(4)	$3	$0	$(1)

GST	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	1,064	(4)	4	0	(0)

					$(8)	$7	$0	$(1)

Total Swap Agreements					$(8)	$7	$0	$(1)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of June 30, 2015:

(g)	Securities with an aggregate market value of $12 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure (4)
BOA	$10	$30	$0	$40	$(131)	$(26)	$0	$(157)	$(117)	$0	$(117)
BPS	84	0	0	84	(30)	0	0	(30)	54	0	54
CBK	0	0	0	0	(129)	0	0	(129)	(129)	0	(129)
FBF	2	0	0	2	0	0	0)	0	1	0	1
GST	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
JPM	9	0	0	9	(9)	(202)	0	(211)	(202)	12	(190)
UAG	52	0	0	52	0	0	0	0	52	0	52

Total Over the Counter	$157	$30	$0	$187	$(299)	$(228)	$(1)	$(528)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$54	$54
Swap Agreements	0	0	0	0	6	6

	$0	$0	$0	$0	$60	$60

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$157	$0	$157
Purchased Options	0	0	0	0	30	30

	$0	$0	$0	$157	$30	$187

	$0	$0	$0	$157	$90	$247

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$633	$633
Futures	0	0	0	0	1	1

	$0	$0	$0	$0	$634	$634

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$299	$0	$299
Written Options	0	0	0	0	228	228
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$299	$228	$528

	$0	$1	$0	$299	$862	$1,162

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$178	$178
Futures	0	0	0	0	211	211
Swap Agreements	0	0	0	0	(826)	(826)

	$0	$0	$0	$0	$(437)	$(437)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,360	$0	$1,360
Written Options	0	0	0	61	80	141
Swap Agreements	0	162	0	0	0	162

	$0	$162	$0	$1,421	$80	$1,663

	$0	$162	$0	$1,421	$(357)	$1,226

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$68	$68
Futures	0	0	0	0	618	618
Swap Agreements	0	0	0	0	152	152

	$0	$0	$0	$0	$838	$838

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(489)	$0	$(489)
Purchased Options	0	0	0	0	(88)	(88)
Written Options	0	0	0	0	38	38
Swap Agreements	0	(60)	0	0	0	(60)

	$0	$(60)	$0	$(489)	$(50)	$(599)

	$0	$(60)	$0	$(489)	$788	$239

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$2,600	$0	$2,600
Corporate Bonds & Notes
Banking & Finance	0	80,112	0	80,112
Industrials	0	64,800	0	64,800
Utilities	0	28,224	0	28,224
Municipal Bonds & Notes
Arkansas	0	126	0	126
California	0	1,322	0	1,322
Florida	0	370	0	370
North Carolina	0	230	0	230
Ohio	0	500	0	500
U.S. Government Agencies	0	4,816	103	4,919
U.S. Treasury Obligations	0	29,686	0	29,686
Mortgage-Backed Securities	0	10,350	0	10,350
Asset-Backed Securities	0	21,012	1,917	22,929
Sovereign Issues	0	9,246	0	9,246
Preferred Securities
Banking & Finance	78	0	0	78
Short-Term Instruments
Certificates of Deposit	0	1,200	0	1,200
Commercial Paper	0	9,813	0	9,813
Repurchase Agreements	0	179	0	179
U.S. Treasury Bills	0	12	0	12
	$78	$264,598	$2,020	$266,696

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$14,881	$0	$0	$14,881

Total Investments	$14,959	$264,598	$2,020	$281,577

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(14,525)	$0	$(14,525)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	46	6	0	52
Over the counter	0	187	0	187
	$46	$193	$0	$239

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(634)	0	0	(634)
Over the counter	0	(528)	0	(528)
	$(634)	$(528)	$0	$(1,162)

Totals	$14,371	$249,738	$2,020	$266,129

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to

20	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of

SEMIANNUAL REPORT	JUNE 30, 2015	21

Notes to Financial Statements (Cont.)

the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations,

sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the

SEMIANNUAL REPORT	JUNE 30, 2015	23

Notes to Financial Statements (Cont.)

U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans, assignments of all or a portion of loans from third parties, or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2015, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.

FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$5	$0	$(5)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$10,017	$99,912	$(95,050)	$(12)	$14	$14,881	$12	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the

Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the

Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the trade agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon,

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared

Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries, administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$25,697	$21,845

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$460,665	$434,024	$68,729	$51,077

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	50	$514	132	$1,356
Administrative Class	4,363	45,040	10,812	111,308
Advisor Class	2,021	20,866	2,963	30,497
Issued as reinvestment of distributions
Institutional Class	2	25	6	63
Administrative Class	35	360	80	827
Advisor Class	30	310	74	757
Cost of shares redeemed
Institutional Class	(80)	(829)	(298)	(3,066)
Administrative Class	(3,377)	(34,779)	(7,336)	(75,587)
Advisor Class	(1,695)	(17,482)	(1,719)	(17,691)
Net increase (decrease) resulting from Portfolio share transactions	1,349	$14,025	4,714	$48,464

As of June 30, 2015, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 62% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$282,161	$549	$(1,133)	$(584)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	35

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	JPM	JPMorgan Chase Bank N.A.
BPG	BNP Paribas Securities Corp.	GRE	RBS Securities, Inc.	NOM	Nomura Securities International Inc.
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	GST	Goldman Sachs International	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	JPY	Japanese Yen
EUR	Euro	ILS	Israeli Shekel	USD (or $)	United States Dollar

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
ALT	Alternate Loan Trust	NCUA	National Credit Union Administration	REMIC	Real Estate Mortgage Investment Conduit
LIBOR	London Interbank Offered Rate

36	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	37

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT63SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Short-Term Portfolio

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO VARIABLE INSURANCE TRUST

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

SEMIANNUAL REPORT	JUNE 30, 2015	5

PIMCO Short-Term Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	61.5%
U.S. Treasury Obligations	10.5%
Asset-Backed Securities	8.1%
Short-Term Instruments‡	9.3%
Other	10.6%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	10 Years	Class Inception (04/28/2000)
PIMCO Short-Term Portfolio Institutional Class	1.19%	1.26%	1.48%	2.67%	3.02%
Citi 3-Month Treasury Bill Index±	0.01%	0.02%	0.06%	1.34%	1.76%	**

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.46% for Institutional Class shares.

± Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$1,011.90	$1,022.34
Expenses Paid During Period†	$2.33	$2.34
Net Annualized Expense Ratio	0.47%	0.47%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»	Exposure to shorter-maturity investment grade credit benefited performance as these investment grade credit securities generally posted positive total returns during the reporting period.

»	Exposure to high yield credit, primarily in the financials sector, benefited performance as these high yield securities generally posted positive total returns during the reporting period.

»	Exposure to U.S. dollar-denominated emerging market bonds benefited performance as these securities generally posted positive total returns during the reporting period.

»	Short exposure to U.K. interest rates benefited performance as U.K. interest rates increased during the reporting period.

»	Short exposure to the Japanese yen and the euro benefited performance as both currencies depreciated relative to the U.S. dollar during the reporting period.

»	Exposure to commercial mortgage-backed securities added to returns as these securities generally posted positive total returns during the reporting period.

»	Short exposure to the Israeli shekel for most of the reporting period detracted from performance as the shekel appreciated relative to the U.S. dollar during this period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Short-Term Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Institutional Class
Net asset value beginning of year or period	$10.26	$10.27	$10.29	$10.12	$10.18	$10.07
Net investment income (a)	0.04	0.08	0.10	0.11	0.11	0.11
Net realized/unrealized gain (loss)	0.08	0.01	(0.03)	0.19	(0.04)	0.12
Total from Investment Operations	0.12	0.09	0.07	0.30	0.07	0.23
Dividends from net investment income	(0.04)	(0.09)	(0.09)	(0.11)	(0.11)	(0.10)
Distributions from net realized capital gains	0.00	(0.01)	0.00	(0.02)	(0.02)	(0.02)
Total distributions	(0.04)	(0.10)	(0.09)	(0.13)	(0.13)	(0.12)
Net asset value end of year or period	$10.34	$10.26	$10.27	$10.29	$10.12	$10.18
Total return	1.19%	0.86%	0.72%	2.93%	0.66%	2.26%
Net assets end of year or period (000s)	$5,980	$6,217	$7,865	$9,082	$7,807	$7,098
Ratio of expenses to average net assets	0.47%*	0.46%	0.46%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets excluding interest expense	0.45%*	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of net investment income to average net assets	0.84%*	0.76%	0.96%	1.04%	1.07%	1.03%
Portfolio turnover rate	233%	328%	134%	103%	225%	231%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	7

Statement of Assets and Liabilities PIMCO Short-Term Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$266,696
Investments in Affiliates	14,881
Financial Derivative Instruments
Exchange-traded or centrally cleared	60
Over the counter	187
Cash	1
Deposits with counterparty	1,504
Foreign currency, at value	97
Receivable for Investments sold~	14,524
Receivable for Portfolio shares sold	474
Interest and dividends receivable	1,313
Dividends receivable from Affiliates	3
Total Assets	299,740

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$39,634
Payable for sale-buyback transactions	502
Payable for short sales	14,525
Financial Derivative Instruments
Exchange-traded or centrally cleared	634
Over the counter	528
Payable for investments purchased~	1,000
Payable for investments in Affiliates purchased	3
Payable for Portfolio shares redeemed	100
Accrued investment advisory fees	49
Accrued supervisory and administrative fees	39
Accrued distribution fees	23
Accrued servicing fees	15
Other liabilities	1
Total Liabilities	57,053

Net Assets	$242,687

Net Assets Consist of:
Paid in capital	$240,366
Undistributed net investment income	1,744
Accumulated undistributed net realized gain	1,310
Net unrealized (depreciation)	(733)
$242,687

Net Assets:
Institutional Class	$5,980
Administrative Class	120,268
Advisor Class	116,439

Shares Issued and Outstanding:
Institutional Class	578
Administrative Class	11,628
Advisor Class	11,257

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.34
Administrative Class	10.34
Advisor Class	10.34

Cost of Investments in securities	$267,150
Cost of Investments in Affiliates	$14,881
Cost of Foreign Currency Held	$106
Proceeds Received on Short Sales	$14,499
Cost or Premiums of Financial Derivative Instruments, net	$(717)

* Includes repurchase agreements of:	$179

~ A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Short-Term Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$1,449
Dividends	3
Dividends from Investments in Affiliates	12
Total Income	1,464

Expenses:
Investment advisory fees	279
Supervisory and administrative fees	223
Servicing fees - Administrative Class	80
Distribution and/or servicing fees - Advisor Class	138
Trustee fees	1
Interest expense	23
Total Expenses	744

Net Investment Income	720

Net Realized Gain (Loss):
Investments in securities	(609)
Investments in Affiliates	(12)
Exchange-traded or centrally cleared financial derivative instruments	(437)
Over the counter financial derivative instruments	1,663
Foreign currency	(8)

Net Realized Gain	597

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	950
Investments in Affiliates	14
Exchange-traded or centrally cleared financial derivative instruments	838
Over the counter financial derivative instruments	(599)
Foreign currency assets and liabilities	10

Net Change in Unrealized Appreciation	1,213

Net Increase in Net Assets Resulting from Operations	$2,530

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statements of Changes in Net Assets PIMCO Short-Term Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$720	$1,223
Net realized gain	597	2,468
Net change in unrealized appreciation (depreciation)	1,213	(2,297)

Net Increase in Net Assets Resulting from Operations	2,530	1,394

Distributions to Shareholders:
From net investment income
Institutional Class	(25)	(57)
Administrative Class	(360)	(722)
Advisor Class	(310)	(645)
From net realized capital gains
Institutional Class	0	(6)
Administrative Class	0	(105)
Advisor Class	0	(112)

Total Distributions	(695)	(1,647)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	14,025	48,464

Total Increase in Net Assets	15,860	48,211

Net Assets:
Beginning of period	226,827	178,616
End of period*	$242,687	$226,827

* Including undistributed net investment income of:	$1,744	$1,719

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 109.9%

BANK LOAN OBLIGATIONS 1.1%
Chrysler Group LLC
3.500% due 05/24/2017		$1,094	$1,094
Community Health Systems, Inc.
3.534% due 12/31/2018		1,097	1,098
Dell, Inc.
3.750% due 10/29/2018		407	408

Total Bank Loan Obligations (Cost $2,599)			2,600

CORPORATE BONDS & NOTES 71.3%

BANKING & FINANCE 33.0%
Ally Financial, Inc.
2.750% due 01/30/2017		200	200
3.125% due 01/15/2016		900	905
3.250% due 02/13/2018		700	697
Banco Bradesco S.A.
4.500% due 01/12/2017		1,500	1,564
Banco Santander Brasil S.A.
4.250% due 01/14/2016		700	710
4.625% due 02/13/2017		1,300	1,342
Banco Santander Chile
1.176% due 04/11/2017		500	499
Bank of America Corp.
0.604% due 08/15/2016		2,000	1,992
BBVA Banco Continental S.A.
2.250% due 07/29/2016		1,300	1,307
BOC Aviation Pte. Ltd.
2.875% due 10/10/2017		230	233
BOKF N.A.
0.964% due 05/15/2017		400	396
BPCE S.A.
0.913% due 06/17/2017		750	750
1.129% due 02/10/2017		500	503
1.371% due 03/06/2017	GBP	500	789
CIT Group, Inc.
4.250% due 08/15/2017		$300	305
5.250% due 03/15/2018		500	518
5.500% due 02/15/2019		2,000	2,090
Credit Agricole S.A.
1.252% due 06/10/2020		2,100	2,101
Credit Suisse
0.772% due 05/26/2017		2,000	1,995
DBS Bank Ltd.
0.885% due 07/15/2021		2,000	1,988
3.625% due 09/21/2022		250	258
Eksportfinans ASA
2.000% due 09/15/2015		400	401
2.375% due 05/25/2016		1,550	1,554
5.500% due 05/25/2016		400	412
5.500% due 06/26/2017		1,090	1,158
Erste Europaische Pfandbrief und Kommunalkreditbank AG S.A.
0.132% due 03/20/2017		200	196
First Horizon National Corp.
5.375% due 12/15/2015		2,100	2,132
Ford Motor Credit Co. LLC
0.799% due 09/08/2017		1,300	1,293
1.186% due 06/15/2018		800	801
1.214% due 01/09/2018		1,100	1,102
3.984% due 06/15/2016		100	102
General Motors Financial Co., Inc.
1.631% due 04/10/2018		1,100	1,109
1.835% due 01/15/2020		1,269	1,270
2.625% due 07/10/2017		1,000	1,011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 09/25/2017		$100	$102
4.750% due 08/15/2017		850	898
Goldman Sachs Group, Inc.
1.437% due 04/23/2020 (d)		3,250	3,286
7.750% due 11/23/2016	AUD	1,300	1,066
Hana Bank
4.000% due 11/03/2016		$200	207
Harley-Davidson Financial Services, Inc.
1.150% due 09/15/2015		1,550	1,551
HBOS PLC
0.979% due 09/06/2017		2,300	2,298
0.982% due 09/30/2016		1,000	1,000
HSBC Finance Corp.
0.713% due 06/01/2016		2,400	2,397
HSH Nordbank AG
0.430% due 12/31/2015		200	199
Hypothekenbank Frankfurt AG
0.132% due 09/20/2017		2,100	2,068
Hyundai Capital Services, Inc.
1.086% due 03/18/2017		200	201
Industrial Bank of Korea
1.375% due 10/05/2015		1,300	1,301
2.375% due 07/17/2017		1,000	1,017
ING Bank NV
0.974% due 10/01/2019		1,500	1,504
International Lease Finance Corp.
8.625% due 09/15/2015		700	710
8.750% due 03/15/2017		2,000	2,193
IPIC GMTN Ltd.
1.750% due 11/30/2015		800	805
3.125% due 11/15/2015		1,000	1,010
Jackson National Life Global Funding
1.250% due 02/21/2017		1,500	1,502
JPMorgan Chase & Co.
0.794% due 02/15/2017		1,250	1,252
1.068% due 05/30/2017	GBP	100	155
1.232% due 01/23/2020		$500	505
4.100% due 05/17/2018	AUD	100	79
JPMorgan Chase Bank N.A.
0.616% due 06/13/2016		$400	399
Kookmin Bank
1.526% due 10/11/2016		1,500	1,513
Korea Exchange Bank
3.125% due 06/26/2017		200	205
LeasePlan Corp. NV
2.500% due 05/16/2018		340	341
3.000% due 10/23/2017		400	408
Macquarie Bank Ltd.
1.072% due 03/24/2017		600	603
5.000% due 02/22/2017		200	211
Macquarie Group Ltd.
3.000% due 12/03/2018		1,300	1,323
Mitsubishi UFJ Lease & Finance Co. Ltd.
1.052% due 07/23/2019		900	897
Mizuho Bank Ltd.
0.706% due 04/16/2017		2,200	2,197
Morgan Stanley
5.375% due 10/15/2015		200	203
MUFG Americas Holdings Corp.
0.849% due 02/09/2018		2,000	2,004
Nordea Eiendomskreditt A/S
2.125% due 09/22/2017		200	204
Piper Jaffray Cos.
3.282% due 05/31/2017		200	200
Prudential Covered Trust
2.997% due 09/30/2015		1,610	1,619

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QNB Finance Ltd.
1.528% due 10/31/2016		$1,000	$1,006
RCI Banque S.A.
4.600% due 04/12/2016		500	512
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015		500	501
Santander Bank N.A.
1.206% due 01/12/2018		300	300
Shinhan Bank
0.924% due 04/08/2017		500	500
Springleaf Finance Corp.
5.400% due 12/01/2015		1,700	1,719
Swedbank Hypotek AB
2.950% due 03/28/2016		700	712
Synchrony Financial
1.509% due 02/03/2020		500	503
UBS AG
0.915% due 08/14/2019		500	500
Weyerhaeuser Co.
6.950% due 08/01/2017		493	543

			80,112

INDUSTRIALS 26.7%
3M Co.
0.221% due 11/09/2018	EUR	500	558
AbbVie, Inc.
1.200% due 11/06/2015		$700	701
Actavis Funding SCS
1.543% due 03/12/2020		2,518	2,549
Altria Group, Inc.
4.125% due 09/11/2015		250	251
Amgen, Inc.
0.664% due 05/22/2017		2,250	2,250
2.125% due 05/15/2017		250	254
2.300% due 06/15/2016		250	253
Anglo American Capital PLC
1.225% due 04/15/2016		500	499
Asciano Finance Ltd.
3.125% due 09/23/2015		400	402
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016		909	924
BAT International Finance PLC
0.796% due 06/15/2018		100	100
2.125% due 06/07/2017		450	455
BMW U.S. Capital LLC
0.624% due 06/02/2017		400	399
BSKYB Finance UK PLC
5.625% due 10/15/2015		1,600	1,620
Canadian Natural Resources Ltd.
0.657% due 03/30/2016		2,200	2,196
Chesapeake Energy Corp.
3.525% due 04/15/2019		200	184
ConAgra Foods, Inc.
0.646% due 07/21/2016		2,100	2,095
ConocoPhillips Co.
1.176% due 05/15/2022		1,200	1,211
Daimler Finance North America LLC
0.632% due 03/10/2017 (d)		3,500	3,500
1.138% due 08/01/2018		500	505
Devon Energy Corp.
0.826% due 12/15/2016		300	297
DIRECTV Holdings LLC
3.500% due 03/01/2016		1,000	1,016
DISH DBS Corp.
7.125% due 02/01/2016		1,900	1,952

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
eBay, Inc.
0.758% due 08/01/2019	$1,400	$1,373
Enbridge, Inc.
0.734% due 06/02/2017	500	494
Energy Transfer Partners LP
2.500% due 06/15/2018	250	250
9.000% due 04/15/2019	400	480
Georgia-Pacific LLC
2.539% due 11/15/2019	600	600
Glencore Canada Corp.
6.000% due 10/15/2015	1,255	1,271
Glencore Finance Canada Ltd.
2.050% due 10/23/2015	800	802
HCA, Inc.
6.500% due 02/15/2016	950	981
7.190% due 11/15/2015	400	408
HJ Heinz Co.
1.600% due 06/30/2017 (a)	500	500
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	2,500	2,518
Hyundai Capital America
1.875% due 08/09/2016	1,500	1,509
4.000% due 06/08/2017	500	521
Imperial Tobacco Finance PLC
2.050% due 02/11/2018	250	249
Kia Motors Corp.
3.625% due 06/14/2016	500	511
Kinder Morgan Energy Partners LP
3.500% due 03/01/2016	400	406
4.100% due 11/15/2015	250	253
Kinder Morgan, Inc.
7.250% due 06/01/2018	900	1,015
KLA-Tencor Corp.
3.375% due 11/01/2019	150	154
Korea National Oil Corp.
3.125% due 04/03/2017	200	205
Lafarge S.A.
6.200% due 07/09/2015	300	300
6.500% due 07/15/2016	250	263
Lowe’s Cos., Inc.
0.702% due 09/10/2019	500	501
Medtronic, Inc.
1.086% due 03/15/2020	600	607
MGM Resorts International
6.625% due 07/15/2015	1,600	1,602
6.875% due 04/01/2016	650	674
Mylan, Inc.
1.800% due 06/24/2016	1,000	1,001
NBCUniversal Enterprise, Inc.
0.960% due 04/15/2018	1,000	1,005
Nissan Motor Acceptance Corp.
0.833% due 03/03/2017	600	602
0.981% due 09/26/2016	1,200	1,206
1.000% due 03/15/2016	100	100
Noble Holding International Ltd.
3.050% due 03/01/2016	500	504
Reynolds American, Inc.
1.050% due 10/30/2015	1,000	997
2.300% due 06/12/2018	750	756
SABIC Capital BV
3.000% due 11/02/2015	1,700	1,711
Sabine Pass LNG LP
7.500% due 11/30/2016	200	212
Sanofi
2.625% due 03/29/2016	400	406
Southwestern Energy Co.
3.300% due 01/23/2018	300	308

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sutter Health
1.090% due 08/15/2053		$1,000	$1,000
Symantec Corp.
2.750% due 09/15/2015		1,500	1,505
Takeda Pharmaceutical Co. Ltd.
1.625% due 03/17/2017		250	252
Telefonica Emisiones S.A.U.
0.931% due 06/23/2017		1,500	1,497
3.992% due 02/16/2016		500	509
6.421% due 06/20/2016		200	209
Toll Brothers Finance Corp.
8.910% due 10/15/2017		200	228
Transocean, Inc.
4.950% due 11/15/2015		1,600	1,622
UAL Pass-Through Trust
10.400% due 05/01/2018		50	55
USG Corp.
6.300% due 11/15/2016		400	420
7.875% due 03/30/2020		300	322
9.750% due 01/15/2018		750	857
Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020		200	207
VW Credit, Inc.
0.701% due 06/26/2017		1,400	1,399
Walgreens Boots Alliance, Inc.
0.726% due 05/18/2016		1,100	1,100
Weatherford International Ltd.
5.500% due 02/15/2016		1,200	1,226
Wesfarmers Ltd.
2.983% due 05/18/2016		250	255
Whirlpool Corp.
1.650% due 11/01/2017		200	201
Woodside Finance Ltd.
4.600% due 05/10/2021		200	214
Wynn Las Vegas LLC
5.500% due 03/01/2025		100	96
ZF North America Capital, Inc.
4.000% due 04/29/2020		200	200

			64,800

UTILITIES 11.6%
AES Corp.
3.283% due 06/01/2019		600	601
AT&T, Inc.
1.212% due 06/30/2020		1,300	1,307
BellSouth Corp.
4.821% due 04/26/2021		2,000	2,058
BG Energy Capital PLC
6.500% due 11/30/2072	GBP	300	503
6.500% due 11/30/2072		$400	429
BP Capital Markets PLC
0.696% due 11/07/2016		900	900
0.911% due 09/26/2018		1,000	1,003
Entergy Corp.
3.625% due 09/15/2015		400	402
Kinder Morgan Finance Co. LLC
5.700% due 01/05/2016		550	562
6.000% due 01/15/2018		800	867
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017		500	508
Korea Electric Power Corp.
3.000% due 10/05/2015		400	402
Korea Hydro & Nuclear Power Co. Ltd.
1.064% due 05/22/2017		1,000	1,000
3.125% due 09/16/2015		600	603

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Korea Western Power Co. Ltd.
3.125% due 05/10/2017		$250	$256
LG&E and KU Energy LLC
2.125% due 11/15/2015		250	251
NextEra Energy Capital Holdings, Inc.
1.339% due 09/01/2015		300	300
Orange S.A.
5.000% due 05/12/2016	GBP	1,000	1,623
Petrobras Global Finance BV
2.000% due 05/20/2016		$1,000	991
2.415% due 01/15/2019		1,300	1,205
2.643% due 03/17/2017		400	393
Petroleos Mexicanos
5.750% due 03/01/2018		500	545
Plains All American Pipeline LP
3.950% due 09/15/2015		440	443
Sinopec Group Overseas Development Ltd.
1.051% due 04/10/2017		1,300	1,299
1.191% due 04/10/2019		400	400
1.750% due 04/10/2017		500	501
Sprint Communications, Inc.
6.000% due 12/01/2016		1,600	1,661
8.375% due 08/15/2017		1,100	1,193
Telecom Italia Capital S.A.
5.250% due 10/01/2015		1,603	1,618
Verizon Communications, Inc.
2.036% due 09/14/2018 (d)		4,250	4,400

			28,224

Total Corporate Bonds & Notes (Cost $173,393)			173,136

MUNICIPAL BONDS & NOTES 1.1%

ARKANSAS 0.1%
Arkansas Student Loan Authority Revenue Bonds, Series 2010
1.182% due 11/25/2043		126	126

CALIFORNIA 0.5%
California Earthquake Authority Revenue Notes, Series 2014
2.805% due 07/01/2019		800	821
University of California Revenue Bonds, Series 2011
0.684% due 07/01/2041		500	501

			1,322

FLORIDA 0.2%
Orlando-Orange County, Florida Expressway Authority Revenue Notes, Series 2013
3.000% due 07/01/2015		200	200
4.000% due 07/01/2016		165	170

			370

NORTH CAROLINA 0.1%
North Carolina Medical Care Commission Revenue Bonds, Series 2012
0.810% due 12/01/2033		230	230

OHIO 0.2%
Ohio State Water Development Authority Revenue Bonds, Series 2010
3.375% due 07/01/2033		500	500

Total Municipal Bonds & Notes (Cost $2,533)			2,548

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 2.0%
Fannie Mae
0.253% due 12/25/2036	$12	$12
0.307% due 03/25/2034	10	10
0.337% due 08/25/2034	3	3
0.387% due 02/25/2037 - 10/27/2037	179	177
0.537% due 05/25/2042	7	7
0.587% due 12/25/2043	1,928	1,941
0.737% due 09/25/2041	189	191
0.767% due 06/25/2041	146	148
0.867% due 12/25/2037	70	71
0.881% due 01/01/2021	186	188
1.346% due 03/01/2044 - 07/01/2044	29	30
2.380% due 10/01/2031	1	1
Freddie Mac
0.227% due 12/25/2036	28	28
0.636% due 09/15/2041	85	86
0.886% due 02/15/2038	86	88
1.100% due 10/05/2017 (d)	500	500
1.346% due 10/25/2044 - 02/25/2045	207	210
1.546% due 07/25/2044	39	39
Ginnie Mae
0.732% due 04/20/2062	322	324
0.882% due 02/20/2062	263	266
1.232% due 02/20/2062	158	162
1.750% due 02/20/2032	7	7
NCUA Guaranteed Notes
0.524% due 12/07/2020	103	103
0.555% due 11/06/2017	137	137
0.745% due 12/08/2020	163	164
1.600% due 10/29/2020	26	26

Total U.S. Government Agencies (Cost $4,886)		4,919

U.S. TREASURY OBLIGATIONS 12.2%
U.S. Treasury Notes
0.625% due 05/31/2017 (d)	29,700	29,686

Total U.S. Treasury Obligations (Cost $29,656)		29,686

MORTGAGE-BACKED SECURITIES 4.3%
Banc of America Commercial Mortgage Trust
5.617% due 07/10/2046	174	180
5.916% due 05/10/2045	100	102
Banc of America Mortgage Trust
3.547% due 07/20/2032	1	1
BCAP LLC Trust
2.355% due 11/26/2035	34	34
Bear Stearns Adjustable Rate Mortgage Trust
2.716% due 01/25/2034	4	5
Bear Stearns ALT-A Trust
2.635% due 09/25/2035	28	24
CDGJ Commercial Mortgage Trust
1.586% due 12/15/2027	500	501
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035	10	11
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049	790	828
Countrywide Home Loan Reperforming REMIC Trust
0.527% due 06/25/2035	15	13
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	477	498
5.467% due 09/15/2039	407	420

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.860% due 03/15/2039		$64	$65
6.168% due 02/15/2041		700	758
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032		3	3
2.217% due 06/25/2033		17	16
DBRR Trust
0.853% due 02/25/2045		54	54
Eurosail PLC
0.871% due 06/13/2045	GBP	441	685
First Republic Mortgage Loan Trust
0.486% due 08/15/2032		$11	10
GreenPoint Mortgage Funding Trust
0.627% due 06/25/2045		31	27
GSR Mortgage Loan Trust
2.682% due 09/25/2035		19	19
HarborView Mortgage Loan Trust
0.408% due 05/19/2035		43	36
JPMorgan Chase Commercial Mortgage Securities Trust
5.397% due 05/15/2045		1,080	1,120
5.440% due 06/12/2047		472	495
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.626% due 12/15/2030		5	5
Merrill Lynch Mortgage Investors Trust
1.184% due 10/25/2035		13	12
Morgan Stanley Capital Trust
1.085% due 03/15/2045		30	30
RBSSP Resecuritization Trust
0.685% due 10/26/2036		134	131
2.252% due 12/26/2036		103	103
Selkirk Ltd.
1.860% due 12/20/2041		896	897
Structured Asset Mortgage Investments Trust
0.417% due 05/25/2045		47	41
0.438% due 07/19/2035		8	7
0.848% due 09/19/2032		3	3
Vulcan European Loan Conduit Ltd.
0.271% due 05/15/2017	EUR	15	17
Wachovia Bank Commercial Mortgage Trust
0.210% due 04/15/2047		$1,100	1,083
0.335% due 10/15/2048		1,739	1,723
5.558% due 03/15/2045		152	154
WaMu Commercial Mortgage Securities Trust
5.515% due 03/23/2045		175	178
WaMu Mortgage Pass-Through Certificates Trust
1.158% due 02/25/2046		24	22
1.158% due 08/25/2046		32	27
1.358% due 11/25/2042		11	10
1.558% due 06/25/2042		2	2

Total Mortgage-Backed Securities (Cost $10,510)			10,350

ASSET-BACKED SECURITIES 9.5%
ACS Pass-Through Trust
0.494% due 06/14/2037		714	698
Alba SPV SRL
1.502% due 04/20/2040	EUR	390	436
Ares CLO Ltd.
0.912% due 11/25/2020		$232	229
Atrium CDO Corp.
1.376% due 11/16/2022		233	233
Bear Stearns Asset-Backed Securities Trust
0.847% due 10/25/2032		1	1
Carlyle Global Market Strategies CLO LLC
1.505% due 04/20/2022		500	500
Cavalry CLO Ltd.
1.645% due 01/16/2024		500	499

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CIFC Funding Ltd.
1.425% due 08/14/2024		$400	$401
1.575% due 01/19/2023		435	436
Citigroup Mortgage Loan Trust, Inc.
0.537% due 01/25/2036		600	591
COA Summit CLO Ltd.
1.625% due 04/20/2023		1,900	1,899
Cornerstone CLO Ltd.
0.495% due 07/15/2021		661	654
Countrywide Asset-Backed Certificates
0.667% due 12/25/2031		2	1
0.927% due 05/25/2032		1	1
Credit Suisse First Boston Mortgage Securities Corp.
0.925% due 08/25/2032		3	2
Drug Royalty LP
3.081% due 07/15/2023		272	276
Dryden Leveraged Loan CDO
0.515% due 10/20/2020		122	122
Dryden Senior Loan Fund
1.445% due 01/15/2022		990	990
Duane Street CLO Ltd.
0.526% due 01/11/2021		35	35
Eagle Ltd.
2.570% due 12/15/2039		219	218
Educational Services of America, Inc.
0.917% due 04/25/2039		176	177
Fore CLO Ltd.
0.520% due 07/20/2019		49	49
Franklin CLO Ltd.
0.546% due 06/15/2018		11	11
Fraser Sullivan CLO Ltd.
1.575% due 04/20/2023		1,100	1,100
Gallatin CLO Ltd.
1.545% due 07/15/2023		2,000	1,999
Golden Knight CDO Ltd.
0.515% due 04/15/2019		304	304
Harbourmaster CLO BV
0.221% due 05/08/2023	EUR	223	249
Highbridge Loan Management Ltd.
1.436% due 09/20/2022		$500	498
KVK CLO Ltd.
1.645% due 07/15/2023		1,000	999
LCM LP
1.477% due 07/14/2022		940	941
1.530% due 04/15/2022		600	601
Lockwood Grove CLO Ltd.
1.622% due 01/25/2024		2,200	2,197
Madison Park Funding Ltd.
1.526% due 04/22/2022		850	848
1.570% due 08/15/2022		600	600
MASTR Asset-Backed Securities Trust
0.237% due 11/25/2036		3	1
Navient Private Education Loan Trust
0.686% due 12/15/2021		354	354
Northstar Education Finance, Inc.
0.887% due 12/26/2031		134	135
Octagon Investment Partners Ltd.
1.549% due 05/05/2023		700	699
OneMain Financial Issuance Trust
2.570% due 07/18/2025		1,000	1,001
Renaissance Home Equity Loan Trust
0.547% due 11/25/2034		6	5
0.687% due 12/25/2033		26	25
1.065% due 08/25/2033		5	5
SBA Tower Trust
2.898% due 10/15/2044		300	302

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Student Loan Trust
0.777% due 10/25/2017	$59	$59
1.777% due 04/25/2023	47	48
Venture CLO Ltd.
1.575% due 11/14/2022	1,000	1,000
Voya CLO Ltd.
1.575% due 10/15/2022	500	500

Total Asset-Backed Securities (Cost $23,049)		22,929

SOVEREIGN ISSUES 3.8%
Export-Import Bank of Korea
1.027% due 01/14/2017	1,800	1,808
1.250% due 11/20/2015	500	500
Korea Development Bank
0.901% due 01/22/2017	1,500	1,500
1.000% due 01/22/2016	2,000	2,004
3.250% due 09/20/2016	500	513
Korea Housing Finance Corp.
4.125% due 12/15/2015	900	913
Korea Land & Housing Corp.
1.875% due 08/02/2017	2,000	2,008

Total Sovereign Issues (Cost $9,238)		9,246

	SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Citigroup Capital
7.875% due 10/30/2040	3,000	78

Total Preferred Securities (Cost $81)		78

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.6%

CERTIFICATES OF DEPOSIT 0.5%
Banco Bilbao Vizcaya Argentaria S.A.
1.027% due 10/23/2015	$1,000	$1,000
Intesa Sanpaolo SpA
1.656% due 04/11/2016	200	200

		1,200

COMMERCIAL PAPER 4.0%
ENI Finance USA, Inc.
0.550% due 10/26/2015	500	500
1.350% due 06/10/2016	1,800	1,780
Entergy Corp.
0.940% due 07/17/2015	1,700	1,699
Kinder Morgan, Inc.
1.250% due 07/16/2015	250	250
Tesco Treasury Services PLC
1.024% due 08/17/2015	2,000	1,992
2.750% due 08/17/2015	800	797
3.990% due 08/18/2015	500	497
Thermo Fisher Scientific, Inc.
0.940% due 08/26/2015	1,500	1,499
1.040% due 09/15/2015	800	799

		9,813

REPURCHASE AGREEMENTS (c) 0.1%
		179

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.0%
0.024% due 08/06/2015 - 10/08/2015 (b)(g)	$12	$12

Total Short-Term Instruments (Cost $11,205)		11,204

Total Investments in Securities (Cost $267,150)		266,696

	SHARES
INVESTMENTS IN AFFILIATES 6.1%

SHORT-TERM INSTRUMENTS 6.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.1%
PIMCO Short-Term Floating NAV Portfolio III	1,500,375	14,881

Total Short-Term Instruments (Cost $14,881)		14,881

Total Investments in Affiliates (Cost $14,881)		14,881

Total Investments 116.0% (Cost $282,031)		$281,577

Financial Derivative Instruments (e)(f) (0.4%) (Cost or Premiums, net $(717))		(915)

Other Assets and Liabilities, net (15.6%)		(37,975)

Net Assets 100.0%		$242,687

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$179	Fannie Mae 2.200% due 10/17/2022	$(186)	$179	$179

Total Repurchase Agreements						$(186)	$179	$179

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BPG	0.470%	06/03/2015	07/09/2015	$(3,479)	$(3,480)
	0.480%	06/09/2015	07/17/2015	(6,451)	(6,453)
GRE	0.200%	06/25/2015	07/02/2015	(29,700)	(29,701)

Total Reverse Repurchase Agreements					$(39,634)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions
GSC	0.620%	06/30/2015	07/01/2015	$(502)	$(502)

Total Sale-Buyback Transactions					$(502)

(2)	The average amount of borrowings outstanding during the period ended June 30, 2015 was $14,625 at a weighted average interest rate of 0.304%.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (3)
U.S. Treasury Notes	1.500%	05/31/2020	$14,600	$(14,499)	$(14,525)

Total Short Sales				$(14,499)	$(14,525)

(3)	Payable for short sales includes $19 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(d)	Securities with an aggregate market value of $40,595 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BPG	$0	$(9,933)	$0	$0	$(9,933)	$10,409	$476
GRE	0	(29,701)	0	0	(29,701)	29,686	(15)
SSB	179	0	0	0	179	(186)	(7)

Master Securities Forward Transaction Agreement
GSC	0	0	(502)	0	(502)	500	(2)
NOM	0	0	0	(14,525)	(14,525)	0	(14,525)

Total Borrowings and Other Financing Transactions	$179	$(39,634)	$(502)	$(14,525)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CME 90-Day Eurodollar December Futures	$99.125	12/14/2015	244	$(158)	$(214)
Call - CME 90-Day Eurodollar June Futures	99.250	03/14/2016	107	(39)	(43)
Call - CME 90-Day Eurodollar June Futures	98.750	06/13/2016	154	(112)	(162)
Put - CME 90-Day Eurodollar June Futures	98.750	06/13/2016	154	(140)	(38)
Put - CME 90-Day Eurodollar March Futures	99.250	03/14/2016	107	(75)	(35)
Call - CME 90-Day Eurodollar September Futures	99.000	09/19/2016	103	(54)	(51)
Put - CME 90-Day Eurodollar September Futures	99.000	09/19/2016	103	(123)	(90)

				$(701)	$(633)

Total Written Options				$(701)	$(633)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
Euro-Bobl September Futures	Long	09/2015	72	$33	$46	$0
U.S. Treasury 2-Year Note September Futures	Long	09/2015	21	4	0	(1)

Total Futures Contracts				$37	$46	$(1)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.500%	12/16/2017	$5,000	$(27)	$(6)	$0	$0
Receive	3-Month USD-LIBOR	1.750%	12/16/2018	20,400	(117)	(37)	6	0

					$(144)	$(43)	$6	$0

Total Swap Agreements					$(144)	$(43)	$6	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

Cash of $1,504 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$54	$6	$60	$(633)	$(1)	$0	$(634)

(1)	Unsettled variation margin asset of $8 for closed futures is outstanding at period end.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2015	JPY	648,700	$	5,247	$0	$(54)
	07/2015	$	545	JPY	68,000	10	0
	08/2015	ILS	11,455	$	2,958	0	(77)

BPS	07/2015	$	4,661	JPY	580,700	84	0
	08/2015	JPY	292,800	$	2,363	0	(30)

CBK	07/2015	AUD	1,367		1,042	0	(13)
	07/2015	GBP	3,136		4,811	0	(116)

FBF	08/2015	EUR	8,157		9,101	2	0

GLM	08/2015	$	343	GBP	218	0	0

JPM	07/2015		4,936		3,136	0	(9)
	08/2015	GBP	3,136	$	4,935	9	0

UAG	07/2015	EUR	1,056		1,188	11	0
	07/2015	$	2,100	EUR	1,921	41	0

Total Forward Foreign Currency Contracts						$157	$(299)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.200%	04/25/2016	$	11,000	$48	$30

CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.050%	07/21/2015		56,800	142	0

								$190	$30

Total Purchased Options								$190	$30

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.800%	04/25/2016	$	11,000	$(18)	$(9)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000%	04/25/2016		11,000	(31)	(17)

JPM	Call - OTC 1-Year Interest Rate Swap (Effective 07/23/2018)	3-Month USD-LIBOR	Receive	3.000%	07/21/2015		39,900	(149)	(202)

								$(198)	$(228)

Total Written Options								$(198)	$(228)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in GBP		Premiums
Balance at Beginning of Period	0	$39,900	AUD	0	GBP	0	$(150)
Sales	1,672	125,400		5,641		2,922	(1,432)
Closing Buys	(700)	(74,700)		(1,400)		(2,192)	622
Expirations	0	0		(4,241)		0	16
Exercised	0	(28,700)		0		(730)	45

Balance at End of Period	972	$61,900	AUD	0	GBP	0	$(899)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (3)
							Asset	Liability
FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	$945	$(4)	$3	$0	$(1)

GST	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	1,064	(4)	4	0	(0)

					$(8)	$7	$0	$(1)

Total Swap Agreements					$(8)	$7	$0	$(1)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of June 30, 2015:

(g)	Securities with an aggregate market value of $12 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure (4)
BOA	$10	$30	$0	$40	$(131)	$(26)	$0	$(157)	$(117)	$0	$(117)
BPS	84	0	0	84	(30)	0	0	(30)	54	0	54
CBK	0	0	0	0	(129)	0	0	(129)	(129)	0	(129)
FBF	2	0	0	2	0	0	0)	0	1	0	1
GST	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
JPM	9	0	0	9	(9)	(202)	0	(211)	(202)	12	(190)
UAG	52	0	0	52	0	0	0	0	52	0	52

Total Over the Counter	$157	$30	$0	$187	$(299)	$(228)	$(1)	$(528)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$54	$54
Swap Agreements	0	0	0	0	6	6

	$0	$0	$0	$0	$60	$60

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$157	$0	$157
Purchased Options	0	0	0	0	30	30

	$0	$0	$0	$157	$30	$187

	$0	$0	$0	$157	$90	$247

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$633	$633
Futures	0	0	0	0	1	1

	$0	$0	$0	$0	$634	$634

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$299	$0	$299
Written Options	0	0	0	0	228	228
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$299	$228	$528

	$0	$1	$0	$299	$862	$1,162

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$178	$178
Futures	0	0	0	0	211	211
Swap Agreements	0	0	0	0	(826)	(826)

	$0	$0	$0	$0	$(437)	$(437)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,360	$0	$1,360
Written Options	0	0	0	61	80	141
Swap Agreements	0	162	0	0	0	162

	$0	$162	$0	$1,421	$80	$1,663

	$0	$162	$0	$1,421	$(357)	$1,226

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$68	$68
Futures	0	0	0	0	618	618
Swap Agreements	0	0	0	0	152	152

	$0	$0	$0	$0	$838	$838

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(489)	$0	$(489)
Purchased Options	0	0	0	0	(88)	(88)
Written Options	0	0	0	0	38	38
Swap Agreements	0	(60)	0	0	0	(60)

	$0	$(60)	$0	$(489)	$(50)	$(599)

	$0	$(60)	$0	$(489)	$788	$239

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$2,600	$0	$2,600
Corporate Bonds & Notes
Banking & Finance	0	80,112	0	80,112
Industrials	0	64,800	0	64,800
Utilities	0	28,224	0	28,224
Municipal Bonds & Notes
Arkansas	0	126	0	126
California	0	1,322	0	1,322
Florida	0	370	0	370
North Carolina	0	230	0	230
Ohio	0	500	0	500
U.S. Government Agencies	0	4,816	103	4,919
U.S. Treasury Obligations	0	29,686	0	29,686
Mortgage-Backed Securities	0	10,350	0	10,350
Asset-Backed Securities	0	21,012	1,917	22,929
Sovereign Issues	0	9,246	0	9,246
Preferred Securities
Banking & Finance	78	0	0	78
Short-Term Instruments
Certificates of Deposit	0	1,200	0	1,200
Commercial Paper	0	9,813	0	9,813
Repurchase Agreements	0	179	0	179
U.S. Treasury Bills	0	12	0	12
	$78	$264,598	$2,020	$266,696

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$14,881	$0	$0	$14,881

Total Investments	$14,959	$264,598	$2,020	$281,577

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(14,525)	$0	$(14,525)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	46	6	0	52
Over the counter	0	187	0	187
	$46	$193	$0	$239

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(634)	0	0	(634)
Over the counter	0	(528)	0	(528)
	$(634)	$(528)	$0	$(1,162)

Totals	$14,371	$249,738	$2,020	$266,129

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to

20	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of

SEMIANNUAL REPORT	JUNE 30, 2015	21

Notes to Financial Statements (Cont.)

the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations,

sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the

SEMIANNUAL REPORT	JUNE 30, 2015	23

Notes to Financial Statements (Cont.)

U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans, assignments of all or a portion of loans from third parties, or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2015, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.

FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$5	$0	$(5)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$10,017	$99,912	$(95,050)	$(12)	$14	$14,881	$12	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the

Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the

Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the trade agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon,

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared

Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries, administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$25,697	$21,845

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$460,665	$434,024	$68,729	$51,077

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	50	$514	132	$1,356
Administrative Class	4,363	45,040	10,812	111,308
Advisor Class	2,021	20,866	2,963	30,497
Issued as reinvestment of distributions
Institutional Class	2	25	6	63
Administrative Class	35	360	80	827
Advisor Class	30	310	74	757
Cost of shares redeemed
Institutional Class	(80)	(829)	(298)	(3,066)
Administrative Class	(3,377)	(34,779)	(7,336)	(75,587)
Advisor Class	(1,695)	(17,482)	(1,719)	(17,691)
Net increase (decrease) resulting from Portfolio share transactions	1,349	$14,025	4,714	$48,464

As of June 30, 2015, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 62% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$282,161	$549	$(1,133)	$(584)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	35

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	JPM	JPMorgan Chase Bank N.A.
BPG	BNP Paribas Securities Corp.	GRE	RBS Securities, Inc.	NOM	Nomura Securities International Inc.
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	GST	Goldman Sachs International	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	JPY	Japanese Yen
EUR	Euro	ILS	Israeli Shekel	USD (or $)	United States Dollar

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
ALT	Alternate Loan Trust	NCUA	National Credit Union Administration	REMIC	Real Estate Mortgage Investment Conduit
LIBOR	London Interbank Offered Rate

36	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	37

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT67SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Short-Term Portfolio

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO VARIABLE INSURANCE TRUST

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

SEMIANNUAL REPORT	JUNE 30, 2015	5

PIMCO Short-Term Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	61.5%
U.S. Treasury Obligations	10.5%
Asset-Backed Securities	8.1%
Short-Term Instruments‡	9.3%
Other	10.6%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015

	6 Months*	1 Year	5 Years	Class Inception (09/30/2009)
PIMCO Short-Term Portfolio Advisor Class	1.06%	1.00%	1.23%	1.35%
Citi 3-Month Treasury Bill Index±	0.01%	0.02%	0.06%	0.07%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.71% for Advisor Class shares.

± Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$1,010.60	$1,021.11
Expenses Paid During Period†	$3.57	$3.59
Net Annualized Expense Ratio	0.72%	0.72%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»	Exposure to shorter-maturity investment grade credit benefited performance as these investment grade credit securities generally posted positive total returns during the reporting period.

»	Exposure to high yield credit, primarily in the financials sector, benefited performance as these high yield securities generally posted positive total returns during the reporting period.

»	Exposure to U.S. dollar-denominated emerging market bonds benefited performance as these securities generally posted positive total returns during the reporting period.

»	Short exposure to U.K. interest rates benefited performance as U.K. interest rates increased during the reporting period.

»	Short exposure to the Japanese yen and the euro benefited performance as both currencies depreciated relative to the U.S. dollar during the reporting period.

»	Exposure to commercial mortgage-backed securities added to returns as these securities generally posted positive total returns during the reporting period.

»	Short exposure to the Israeli shekel for most of the reporting period detracted from performance as the shekel appreciated relative to the U.S. dollar during this period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Short-Term Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Advisor Class
Net asset value beginning of year or period	$10.26	$10.27	$10.29	$10.12	$10.18	$10.07
Net investment income (a)	0.03	0.05	0.07	0.08	0.08	0.09
Net realized/unrealized gain (loss)	0.08	0.01	(0.02)	0.19	(0.03)	0.12
Total from Investment Operations	0.11	0.06	0.05	0.27	0.05	0.21
Dividends from net investment income	(0.03)	(0.06)	(0.07)	(0.08)	(0.09)	(0.08)
Distributions from net realized capital gains	0.00	(0.01)	0.00	(0.02)	(0.02)	(0.02)
Total distributions	(0.03)	(0.07)	(0.07)	(0.10)	(0.11)	(0.10)
Net asset value end of year or period	$10.34	$10.26	$10.27	$10.29	$10.12	$10.18
Total return	1.06%	0.61%	0.47%	2.67%	0.41%	2.01%
Net assets end of year or period (000s)	$116,439	$111,808	$98,373	$50,402	$28,147	$14,083
Ratio of expenses to average net assets	0.72%*	0.71%	0.71%	0.70%	0.70%	0.70%
Ratio of expenses to average net assets excluding interest expense	0.70%*	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets	0.59%*	0.51%	0.69%	0.79%	0.82%	0.84%
Portfolio turnover rate	233%	328%	134%	103%	225%	231%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	7

Statement of Assets and Liabilities PIMCO Short-Term Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$266,696
Investments in Affiliates	14,881
Financial Derivative Instruments
Exchange-traded or centrally cleared	60
Over the counter	187
Cash	1
Deposits with counterparty	1,504
Foreign currency, at value	97
Receivable for Investments sold~	14,524
Receivable for Portfolio shares sold	474
Interest and dividends receivable	1,313
Dividends receivable from Affiliates	3
Total Assets	299,740

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$39,634
Payable for sale-buyback transactions	502
Payable for short sales	14,525
Financial Derivative Instruments
Exchange-traded or centrally cleared	634
Over the counter	528
Payable for investments purchased~	1,000
Payable for investments in Affiliates purchased	3
Payable for Portfolio shares redeemed	100
Accrued investment advisory fees	49
Accrued supervisory and administrative fees	39
Accrued distribution fees	23
Accrued servicing fees	15
Other liabilities	1
Total Liabilities	57,053

Net Assets	$242,687

Net Assets Consist of:
Paid in capital	$240,366
Undistributed net investment income	1,744
Accumulated undistributed net realized gain	1,310
Net unrealized (depreciation)	(733)
$242,687

Net Assets:
Institutional Class	$5,980
Administrative Class	120,268
Advisor Class	116,439

Shares Issued and Outstanding:
Institutional Class	578
Administrative Class	11,628
Advisor Class	11,257

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.34
Administrative Class	10.34
Advisor Class	10.34

Cost of Investments in securities	$267,150
Cost of Investments in Affiliates	$14,881
Cost of Foreign Currency Held	$106
Proceeds Received on Short Sales	$14,499
Cost or Premiums of Financial Derivative Instruments, net	$(717)

* Includes repurchase agreements of:	$179

~ A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Short-Term Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$1,449
Dividends	3
Dividends from Investments in Affiliates	12
Total Income	1,464

Expenses:
Investment advisory fees	279
Supervisory and administrative fees	223
Servicing fees - Administrative Class	80
Distribution and/or servicing fees - Advisor Class	138
Trustee fees	1
Interest expense	23
Total Expenses	744

Net Investment Income	720

Net Realized Gain (Loss):
Investments in securities	(609)
Investments in Affiliates	(12)
Exchange-traded or centrally cleared financial derivative instruments	(437)
Over the counter financial derivative instruments	1,663
Foreign currency	(8)

Net Realized Gain	597

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	950
Investments in Affiliates	14
Exchange-traded or centrally cleared financial derivative instruments	838
Over the counter financial derivative instruments	(599)
Foreign currency assets and liabilities	10

Net Change in Unrealized Appreciation	1,213

Net Increase in Net Assets Resulting from Operations	$2,530

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statements of Changes in Net Assets PIMCO Short-Term Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$720	$1,223
Net realized gain	597	2,468
Net change in unrealized appreciation (depreciation)	1,213	(2,297)

Net Increase in Net Assets Resulting from Operations	2,530	1,394

Distributions to Shareholders:
From net investment income
Institutional Class	(25)	(57)
Administrative Class	(360)	(722)
Advisor Class	(310)	(645)
From net realized capital gains
Institutional Class	0	(6)
Administrative Class	0	(105)
Advisor Class	0	(112)

Total Distributions	(695)	(1,647)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	14,025	48,464

Total Increase in Net Assets	15,860	48,211

Net Assets:
Beginning of period	226,827	178,616
End of period*	$242,687	$226,827

* Including undistributed net investment income of:	$1,744	$1,719

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 109.9%

BANK LOAN OBLIGATIONS 1.1%
Chrysler Group LLC
3.500% due 05/24/2017		$1,094	$1,094
Community Health Systems, Inc.
3.534% due 12/31/2018		1,097	1,098
Dell, Inc.
3.750% due 10/29/2018		407	408

Total Bank Loan Obligations (Cost $2,599)			2,600

CORPORATE BONDS & NOTES 71.3%

BANKING & FINANCE 33.0%
Ally Financial, Inc.
2.750% due 01/30/2017		200	200
3.125% due 01/15/2016		900	905
3.250% due 02/13/2018		700	697
Banco Bradesco S.A.
4.500% due 01/12/2017		1,500	1,564
Banco Santander Brasil S.A.
4.250% due 01/14/2016		700	710
4.625% due 02/13/2017		1,300	1,342
Banco Santander Chile
1.176% due 04/11/2017		500	499
Bank of America Corp.
0.604% due 08/15/2016		2,000	1,992
BBVA Banco Continental S.A.
2.250% due 07/29/2016		1,300	1,307
BOC Aviation Pte. Ltd.
2.875% due 10/10/2017		230	233
BOKF N.A.
0.964% due 05/15/2017		400	396
BPCE S.A.
0.913% due 06/17/2017		750	750
1.129% due 02/10/2017		500	503
1.371% due 03/06/2017	GBP	500	789
CIT Group, Inc.
4.250% due 08/15/2017		$300	305
5.250% due 03/15/2018		500	518
5.500% due 02/15/2019		2,000	2,090
Credit Agricole S.A.
1.252% due 06/10/2020		2,100	2,101
Credit Suisse
0.772% due 05/26/2017		2,000	1,995
DBS Bank Ltd.
0.885% due 07/15/2021		2,000	1,988
3.625% due 09/21/2022		250	258
Eksportfinans ASA
2.000% due 09/15/2015		400	401
2.375% due 05/25/2016		1,550	1,554
5.500% due 05/25/2016		400	412
5.500% due 06/26/2017		1,090	1,158
Erste Europaische Pfandbrief und Kommunalkreditbank AG S.A.
0.132% due 03/20/2017		200	196
First Horizon National Corp.
5.375% due 12/15/2015		2,100	2,132
Ford Motor Credit Co. LLC
0.799% due 09/08/2017		1,300	1,293
1.186% due 06/15/2018		800	801
1.214% due 01/09/2018		1,100	1,102
3.984% due 06/15/2016		100	102
General Motors Financial Co., Inc.
1.631% due 04/10/2018		1,100	1,109
1.835% due 01/15/2020		1,269	1,270
2.625% due 07/10/2017		1,000	1,011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 09/25/2017		$100	$102
4.750% due 08/15/2017		850	898
Goldman Sachs Group, Inc.
1.437% due 04/23/2020 (d)		3,250	3,286
7.750% due 11/23/2016	AUD	1,300	1,066
Hana Bank
4.000% due 11/03/2016		$200	207
Harley-Davidson Financial Services, Inc.
1.150% due 09/15/2015		1,550	1,551
HBOS PLC
0.979% due 09/06/2017		2,300	2,298
0.982% due 09/30/2016		1,000	1,000
HSBC Finance Corp.
0.713% due 06/01/2016		2,400	2,397
HSH Nordbank AG
0.430% due 12/31/2015		200	199
Hypothekenbank Frankfurt AG
0.132% due 09/20/2017		2,100	2,068
Hyundai Capital Services, Inc.
1.086% due 03/18/2017		200	201
Industrial Bank of Korea
1.375% due 10/05/2015		1,300	1,301
2.375% due 07/17/2017		1,000	1,017
ING Bank NV
0.974% due 10/01/2019		1,500	1,504
International Lease Finance Corp.
8.625% due 09/15/2015		700	710
8.750% due 03/15/2017		2,000	2,193
IPIC GMTN Ltd.
1.750% due 11/30/2015		800	805
3.125% due 11/15/2015		1,000	1,010
Jackson National Life Global Funding
1.250% due 02/21/2017		1,500	1,502
JPMorgan Chase & Co.
0.794% due 02/15/2017		1,250	1,252
1.068% due 05/30/2017	GBP	100	155
1.232% due 01/23/2020		$500	505
4.100% due 05/17/2018	AUD	100	79
JPMorgan Chase Bank N.A.
0.616% due 06/13/2016		$400	399
Kookmin Bank
1.526% due 10/11/2016		1,500	1,513
Korea Exchange Bank
3.125% due 06/26/2017		200	205
LeasePlan Corp. NV
2.500% due 05/16/2018		340	341
3.000% due 10/23/2017		400	408
Macquarie Bank Ltd.
1.072% due 03/24/2017		600	603
5.000% due 02/22/2017		200	211
Macquarie Group Ltd.
3.000% due 12/03/2018		1,300	1,323
Mitsubishi UFJ Lease & Finance Co. Ltd.
1.052% due 07/23/2019		900	897
Mizuho Bank Ltd.
0.706% due 04/16/2017		2,200	2,197
Morgan Stanley
5.375% due 10/15/2015		200	203
MUFG Americas Holdings Corp.
0.849% due 02/09/2018		2,000	2,004
Nordea Eiendomskreditt A/S
2.125% due 09/22/2017		200	204
Piper Jaffray Cos.
3.282% due 05/31/2017		200	200
Prudential Covered Trust
2.997% due 09/30/2015		1,610	1,619

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QNB Finance Ltd.
1.528% due 10/31/2016		$1,000	$1,006
RCI Banque S.A.
4.600% due 04/12/2016		500	512
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015		500	501
Santander Bank N.A.
1.206% due 01/12/2018		300	300
Shinhan Bank
0.924% due 04/08/2017		500	500
Springleaf Finance Corp.
5.400% due 12/01/2015		1,700	1,719
Swedbank Hypotek AB
2.950% due 03/28/2016		700	712
Synchrony Financial
1.509% due 02/03/2020		500	503
UBS AG
0.915% due 08/14/2019		500	500
Weyerhaeuser Co.
6.950% due 08/01/2017		493	543

			80,112

INDUSTRIALS 26.7%
3M Co.
0.221% due 11/09/2018	EUR	500	558
AbbVie, Inc.
1.200% due 11/06/2015		$700	701
Actavis Funding SCS
1.543% due 03/12/2020		2,518	2,549
Altria Group, Inc.
4.125% due 09/11/2015		250	251
Amgen, Inc.
0.664% due 05/22/2017		2,250	2,250
2.125% due 05/15/2017		250	254
2.300% due 06/15/2016		250	253
Anglo American Capital PLC
1.225% due 04/15/2016		500	499
Asciano Finance Ltd.
3.125% due 09/23/2015		400	402
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016		909	924
BAT International Finance PLC
0.796% due 06/15/2018		100	100
2.125% due 06/07/2017		450	455
BMW U.S. Capital LLC
0.624% due 06/02/2017		400	399
BSKYB Finance UK PLC
5.625% due 10/15/2015		1,600	1,620
Canadian Natural Resources Ltd.
0.657% due 03/30/2016		2,200	2,196
Chesapeake Energy Corp.
3.525% due 04/15/2019		200	184
ConAgra Foods, Inc.
0.646% due 07/21/2016		2,100	2,095
ConocoPhillips Co.
1.176% due 05/15/2022		1,200	1,211
Daimler Finance North America LLC
0.632% due 03/10/2017 (d)		3,500	3,500
1.138% due 08/01/2018		500	505
Devon Energy Corp.
0.826% due 12/15/2016		300	297
DIRECTV Holdings LLC
3.500% due 03/01/2016		1,000	1,016
DISH DBS Corp.
7.125% due 02/01/2016		1,900	1,952

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
eBay, Inc.
0.758% due 08/01/2019	$1,400	$1,373
Enbridge, Inc.
0.734% due 06/02/2017	500	494
Energy Transfer Partners LP
2.500% due 06/15/2018	250	250
9.000% due 04/15/2019	400	480
Georgia-Pacific LLC
2.539% due 11/15/2019	600	600
Glencore Canada Corp.
6.000% due 10/15/2015	1,255	1,271
Glencore Finance Canada Ltd.
2.050% due 10/23/2015	800	802
HCA, Inc.
6.500% due 02/15/2016	950	981
7.190% due 11/15/2015	400	408
HJ Heinz Co.
1.600% due 06/30/2017 (a)	500	500
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	2,500	2,518
Hyundai Capital America
1.875% due 08/09/2016	1,500	1,509
4.000% due 06/08/2017	500	521
Imperial Tobacco Finance PLC
2.050% due 02/11/2018	250	249
Kia Motors Corp.
3.625% due 06/14/2016	500	511
Kinder Morgan Energy Partners LP
3.500% due 03/01/2016	400	406
4.100% due 11/15/2015	250	253
Kinder Morgan, Inc.
7.250% due 06/01/2018	900	1,015
KLA-Tencor Corp.
3.375% due 11/01/2019	150	154
Korea National Oil Corp.
3.125% due 04/03/2017	200	205
Lafarge S.A.
6.200% due 07/09/2015	300	300
6.500% due 07/15/2016	250	263
Lowe’s Cos., Inc.
0.702% due 09/10/2019	500	501
Medtronic, Inc.
1.086% due 03/15/2020	600	607
MGM Resorts International
6.625% due 07/15/2015	1,600	1,602
6.875% due 04/01/2016	650	674
Mylan, Inc.
1.800% due 06/24/2016	1,000	1,001
NBCUniversal Enterprise, Inc.
0.960% due 04/15/2018	1,000	1,005
Nissan Motor Acceptance Corp.
0.833% due 03/03/2017	600	602
0.981% due 09/26/2016	1,200	1,206
1.000% due 03/15/2016	100	100
Noble Holding International Ltd.
3.050% due 03/01/2016	500	504
Reynolds American, Inc.
1.050% due 10/30/2015	1,000	997
2.300% due 06/12/2018	750	756
SABIC Capital BV
3.000% due 11/02/2015	1,700	1,711
Sabine Pass LNG LP
7.500% due 11/30/2016	200	212
Sanofi
2.625% due 03/29/2016	400	406
Southwestern Energy Co.
3.300% due 01/23/2018	300	308

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sutter Health
1.090% due 08/15/2053		$1,000	$1,000
Symantec Corp.
2.750% due 09/15/2015		1,500	1,505
Takeda Pharmaceutical Co. Ltd.
1.625% due 03/17/2017		250	252
Telefonica Emisiones S.A.U.
0.931% due 06/23/2017		1,500	1,497
3.992% due 02/16/2016		500	509
6.421% due 06/20/2016		200	209
Toll Brothers Finance Corp.
8.910% due 10/15/2017		200	228
Transocean, Inc.
4.950% due 11/15/2015		1,600	1,622
UAL Pass-Through Trust
10.400% due 05/01/2018		50	55
USG Corp.
6.300% due 11/15/2016		400	420
7.875% due 03/30/2020		300	322
9.750% due 01/15/2018		750	857
Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020		200	207
VW Credit, Inc.
0.701% due 06/26/2017		1,400	1,399
Walgreens Boots Alliance, Inc.
0.726% due 05/18/2016		1,100	1,100
Weatherford International Ltd.
5.500% due 02/15/2016		1,200	1,226
Wesfarmers Ltd.
2.983% due 05/18/2016		250	255
Whirlpool Corp.
1.650% due 11/01/2017		200	201
Woodside Finance Ltd.
4.600% due 05/10/2021		200	214
Wynn Las Vegas LLC
5.500% due 03/01/2025		100	96
ZF North America Capital, Inc.
4.000% due 04/29/2020		200	200

			64,800

UTILITIES 11.6%
AES Corp.
3.283% due 06/01/2019		600	601
AT&T, Inc.
1.212% due 06/30/2020		1,300	1,307
BellSouth Corp.
4.821% due 04/26/2021		2,000	2,058
BG Energy Capital PLC
6.500% due 11/30/2072	GBP	300	503
6.500% due 11/30/2072		$400	429
BP Capital Markets PLC
0.696% due 11/07/2016		900	900
0.911% due 09/26/2018		1,000	1,003
Entergy Corp.
3.625% due 09/15/2015		400	402
Kinder Morgan Finance Co. LLC
5.700% due 01/05/2016		550	562
6.000% due 01/15/2018		800	867
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017		500	508
Korea Electric Power Corp.
3.000% due 10/05/2015		400	402
Korea Hydro & Nuclear Power Co. Ltd.
1.064% due 05/22/2017		1,000	1,000
3.125% due 09/16/2015		600	603

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Korea Western Power Co. Ltd.
3.125% due 05/10/2017		$250	$256
LG&E and KU Energy LLC
2.125% due 11/15/2015		250	251
NextEra Energy Capital Holdings, Inc.
1.339% due 09/01/2015		300	300
Orange S.A.
5.000% due 05/12/2016	GBP	1,000	1,623
Petrobras Global Finance BV
2.000% due 05/20/2016		$1,000	991
2.415% due 01/15/2019		1,300	1,205
2.643% due 03/17/2017		400	393
Petroleos Mexicanos
5.750% due 03/01/2018		500	545
Plains All American Pipeline LP
3.950% due 09/15/2015		440	443
Sinopec Group Overseas Development Ltd.
1.051% due 04/10/2017		1,300	1,299
1.191% due 04/10/2019		400	400
1.750% due 04/10/2017		500	501
Sprint Communications, Inc.
6.000% due 12/01/2016		1,600	1,661
8.375% due 08/15/2017		1,100	1,193
Telecom Italia Capital S.A.
5.250% due 10/01/2015		1,603	1,618
Verizon Communications, Inc.
2.036% due 09/14/2018 (d)		4,250	4,400

			28,224

Total Corporate Bonds & Notes (Cost $173,393)			173,136

MUNICIPAL BONDS & NOTES 1.1%

ARKANSAS 0.1%
Arkansas Student Loan Authority Revenue Bonds, Series 2010
1.182% due 11/25/2043		126	126

CALIFORNIA 0.5%
California Earthquake Authority Revenue Notes, Series 2014
2.805% due 07/01/2019		800	821
University of California Revenue Bonds, Series 2011
0.684% due 07/01/2041		500	501

			1,322

FLORIDA 0.2%
Orlando-Orange County, Florida Expressway Authority Revenue Notes, Series 2013
3.000% due 07/01/2015		200	200
4.000% due 07/01/2016		165	170

			370

NORTH CAROLINA 0.1%
North Carolina Medical Care Commission Revenue Bonds, Series 2012
0.810% due 12/01/2033		230	230

OHIO 0.2%
Ohio State Water Development Authority Revenue Bonds, Series 2010
3.375% due 07/01/2033		500	500

Total Municipal Bonds & Notes (Cost $2,533)			2,548

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 2.0%
Fannie Mae
0.253% due 12/25/2036	$12	$12
0.307% due 03/25/2034	10	10
0.337% due 08/25/2034	3	3
0.387% due 02/25/2037 - 10/27/2037	179	177
0.537% due 05/25/2042	7	7
0.587% due 12/25/2043	1,928	1,941
0.737% due 09/25/2041	189	191
0.767% due 06/25/2041	146	148
0.867% due 12/25/2037	70	71
0.881% due 01/01/2021	186	188
1.346% due 03/01/2044 - 07/01/2044	29	30
2.380% due 10/01/2031	1	1
Freddie Mac
0.227% due 12/25/2036	28	28
0.636% due 09/15/2041	85	86
0.886% due 02/15/2038	86	88
1.100% due 10/05/2017 (d)	500	500
1.346% due 10/25/2044 - 02/25/2045	207	210
1.546% due 07/25/2044	39	39
Ginnie Mae
0.732% due 04/20/2062	322	324
0.882% due 02/20/2062	263	266
1.232% due 02/20/2062	158	162
1.750% due 02/20/2032	7	7
NCUA Guaranteed Notes
0.524% due 12/07/2020	103	103
0.555% due 11/06/2017	137	137
0.745% due 12/08/2020	163	164
1.600% due 10/29/2020	26	26

Total U.S. Government Agencies (Cost $4,886)		4,919

U.S. TREASURY OBLIGATIONS 12.2%
U.S. Treasury Notes
0.625% due 05/31/2017 (d)	29,700	29,686

Total U.S. Treasury Obligations (Cost $29,656)		29,686

MORTGAGE-BACKED SECURITIES 4.3%
Banc of America Commercial Mortgage Trust
5.617% due 07/10/2046	174	180
5.916% due 05/10/2045	100	102
Banc of America Mortgage Trust
3.547% due 07/20/2032	1	1
BCAP LLC Trust
2.355% due 11/26/2035	34	34
Bear Stearns Adjustable Rate Mortgage Trust
2.716% due 01/25/2034	4	5
Bear Stearns ALT-A Trust
2.635% due 09/25/2035	28	24
CDGJ Commercial Mortgage Trust
1.586% due 12/15/2027	500	501
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035	10	11
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049	790	828
Countrywide Home Loan Reperforming REMIC Trust
0.527% due 06/25/2035	15	13
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	477	498
5.467% due 09/15/2039	407	420

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.860% due 03/15/2039		$64	$65
6.168% due 02/15/2041		700	758
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032		3	3
2.217% due 06/25/2033		17	16
DBRR Trust
0.853% due 02/25/2045		54	54
Eurosail PLC
0.871% due 06/13/2045	GBP	441	685
First Republic Mortgage Loan Trust
0.486% due 08/15/2032		$11	10
GreenPoint Mortgage Funding Trust
0.627% due 06/25/2045		31	27
GSR Mortgage Loan Trust
2.682% due 09/25/2035		19	19
HarborView Mortgage Loan Trust
0.408% due 05/19/2035		43	36
JPMorgan Chase Commercial Mortgage Securities Trust
5.397% due 05/15/2045		1,080	1,120
5.440% due 06/12/2047		472	495
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.626% due 12/15/2030		5	5
Merrill Lynch Mortgage Investors Trust
1.184% due 10/25/2035		13	12
Morgan Stanley Capital Trust
1.085% due 03/15/2045		30	30
RBSSP Resecuritization Trust
0.685% due 10/26/2036		134	131
2.252% due 12/26/2036		103	103
Selkirk Ltd.
1.860% due 12/20/2041		896	897
Structured Asset Mortgage Investments Trust
0.417% due 05/25/2045		47	41
0.438% due 07/19/2035		8	7
0.848% due 09/19/2032		3	3
Vulcan European Loan Conduit Ltd.
0.271% due 05/15/2017	EUR	15	17
Wachovia Bank Commercial Mortgage Trust
0.210% due 04/15/2047		$1,100	1,083
0.335% due 10/15/2048		1,739	1,723
5.558% due 03/15/2045		152	154
WaMu Commercial Mortgage Securities Trust
5.515% due 03/23/2045		175	178
WaMu Mortgage Pass-Through Certificates Trust
1.158% due 02/25/2046		24	22
1.158% due 08/25/2046		32	27
1.358% due 11/25/2042		11	10
1.558% due 06/25/2042		2	2

Total Mortgage-Backed Securities (Cost $10,510)			10,350

ASSET-BACKED SECURITIES 9.5%
ACS Pass-Through Trust
0.494% due 06/14/2037		714	698
Alba SPV SRL
1.502% due 04/20/2040	EUR	390	436
Ares CLO Ltd.
0.912% due 11/25/2020		$232	229
Atrium CDO Corp.
1.376% due 11/16/2022		233	233
Bear Stearns Asset-Backed Securities Trust
0.847% due 10/25/2032		1	1
Carlyle Global Market Strategies CLO LLC
1.505% due 04/20/2022		500	500
Cavalry CLO Ltd.
1.645% due 01/16/2024		500	499

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CIFC Funding Ltd.
1.425% due 08/14/2024		$400	$401
1.575% due 01/19/2023		435	436
Citigroup Mortgage Loan Trust, Inc.
0.537% due 01/25/2036		600	591
COA Summit CLO Ltd.
1.625% due 04/20/2023		1,900	1,899
Cornerstone CLO Ltd.
0.495% due 07/15/2021		661	654
Countrywide Asset-Backed Certificates
0.667% due 12/25/2031		2	1
0.927% due 05/25/2032		1	1
Credit Suisse First Boston Mortgage Securities Corp.
0.925% due 08/25/2032		3	2
Drug Royalty LP
3.081% due 07/15/2023		272	276
Dryden Leveraged Loan CDO
0.515% due 10/20/2020		122	122
Dryden Senior Loan Fund
1.445% due 01/15/2022		990	990
Duane Street CLO Ltd.
0.526% due 01/11/2021		35	35
Eagle Ltd.
2.570% due 12/15/2039		219	218
Educational Services of America, Inc.
0.917% due 04/25/2039		176	177
Fore CLO Ltd.
0.520% due 07/20/2019		49	49
Franklin CLO Ltd.
0.546% due 06/15/2018		11	11
Fraser Sullivan CLO Ltd.
1.575% due 04/20/2023		1,100	1,100
Gallatin CLO Ltd.
1.545% due 07/15/2023		2,000	1,999
Golden Knight CDO Ltd.
0.515% due 04/15/2019		304	304
Harbourmaster CLO BV
0.221% due 05/08/2023	EUR	223	249
Highbridge Loan Management Ltd.
1.436% due 09/20/2022		$500	498
KVK CLO Ltd.
1.645% due 07/15/2023		1,000	999
LCM LP
1.477% due 07/14/2022		940	941
1.530% due 04/15/2022		600	601
Lockwood Grove CLO Ltd.
1.622% due 01/25/2024		2,200	2,197
Madison Park Funding Ltd.
1.526% due 04/22/2022		850	848
1.570% due 08/15/2022		600	600
MASTR Asset-Backed Securities Trust
0.237% due 11/25/2036		3	1
Navient Private Education Loan Trust
0.686% due 12/15/2021		354	354
Northstar Education Finance, Inc.
0.887% due 12/26/2031		134	135
Octagon Investment Partners Ltd.
1.549% due 05/05/2023		700	699
OneMain Financial Issuance Trust
2.570% due 07/18/2025		1,000	1,001
Renaissance Home Equity Loan Trust
0.547% due 11/25/2034		6	5
0.687% due 12/25/2033		26	25
1.065% due 08/25/2033		5	5
SBA Tower Trust
2.898% due 10/15/2044		300	302

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Student Loan Trust
0.777% due 10/25/2017	$59	$59
1.777% due 04/25/2023	47	48
Venture CLO Ltd.
1.575% due 11/14/2022	1,000	1,000
Voya CLO Ltd.
1.575% due 10/15/2022	500	500

Total Asset-Backed Securities (Cost $23,049)		22,929

SOVEREIGN ISSUES 3.8%
Export-Import Bank of Korea
1.027% due 01/14/2017	1,800	1,808
1.250% due 11/20/2015	500	500
Korea Development Bank
0.901% due 01/22/2017	1,500	1,500
1.000% due 01/22/2016	2,000	2,004
3.250% due 09/20/2016	500	513
Korea Housing Finance Corp.
4.125% due 12/15/2015	900	913
Korea Land & Housing Corp.
1.875% due 08/02/2017	2,000	2,008

Total Sovereign Issues (Cost $9,238)		9,246

	SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Citigroup Capital
7.875% due 10/30/2040	3,000	78

Total Preferred Securities (Cost $81)		78

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.6%

CERTIFICATES OF DEPOSIT 0.5%
Banco Bilbao Vizcaya Argentaria S.A.
1.027% due 10/23/2015	$1,000	$1,000
Intesa Sanpaolo SpA
1.656% due 04/11/2016	200	200

		1,200

COMMERCIAL PAPER 4.0%
ENI Finance USA, Inc.
0.550% due 10/26/2015	500	500
1.350% due 06/10/2016	1,800	1,780
Entergy Corp.
0.940% due 07/17/2015	1,700	1,699
Kinder Morgan, Inc.
1.250% due 07/16/2015	250	250
Tesco Treasury Services PLC
1.024% due 08/17/2015	2,000	1,992
2.750% due 08/17/2015	800	797
3.990% due 08/18/2015	500	497
Thermo Fisher Scientific, Inc.
0.940% due 08/26/2015	1,500	1,499
1.040% due 09/15/2015	800	799

		9,813

REPURCHASE AGREEMENTS (c) 0.1%
		179

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.0%
0.024% due 08/06/2015 - 10/08/2015 (b)(g)	$12	$12

Total Short-Term Instruments (Cost $11,205)		11,204

Total Investments in Securities (Cost $267,150)		266,696

	SHARES
INVESTMENTS IN AFFILIATES 6.1%

SHORT-TERM INSTRUMENTS 6.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.1%
PIMCO Short-Term Floating NAV Portfolio III	1,500,375	14,881

Total Short-Term Instruments (Cost $14,881)		14,881

Total Investments in Affiliates (Cost $14,881)		14,881

Total Investments 116.0% (Cost $282,031)		$281,577

Financial Derivative Instruments (e)(f) (0.4%) (Cost or Premiums, net $(717))		(915)

Other Assets and Liabilities, net (15.6%)		(37,975)

Net Assets 100.0%		$242,687

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$179	Fannie Mae 2.200% due 10/17/2022	$(186)	$179	$179

Total Repurchase Agreements						$(186)	$179	$179

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BPG	0.470%	06/03/2015	07/09/2015	$(3,479)	$(3,480)
	0.480%	06/09/2015	07/17/2015	(6,451)	(6,453)
GRE	0.200%	06/25/2015	07/02/2015	(29,700)	(29,701)

Total Reverse Repurchase Agreements					$(39,634)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions
GSC	0.620%	06/30/2015	07/01/2015	$(502)	$(502)

Total Sale-Buyback Transactions					$(502)

(2)	The average amount of borrowings outstanding during the period ended June 30, 2015 was $14,625 at a weighted average interest rate of 0.304%.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (3)
U.S. Treasury Notes	1.500%	05/31/2020	$14,600	$(14,499)	$(14,525)

Total Short Sales				$(14,499)	$(14,525)

(3)	Payable for short sales includes $19 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(d)	Securities with an aggregate market value of $40,595 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BPG	$0	$(9,933)	$0	$0	$(9,933)	$10,409	$476
GRE	0	(29,701)	0	0	(29,701)	29,686	(15)
SSB	179	0	0	0	179	(186)	(7)

Master Securities Forward Transaction Agreement
GSC	0	0	(502)	0	(502)	500	(2)
NOM	0	0	0	(14,525)	(14,525)	0	(14,525)

Total Borrowings and Other Financing Transactions	$179	$(39,634)	$(502)	$(14,525)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CME 90-Day Eurodollar December Futures	$99.125	12/14/2015	244	$(158)	$(214)
Call - CME 90-Day Eurodollar June Futures	99.250	03/14/2016	107	(39)	(43)
Call - CME 90-Day Eurodollar June Futures	98.750	06/13/2016	154	(112)	(162)
Put - CME 90-Day Eurodollar June Futures	98.750	06/13/2016	154	(140)	(38)
Put - CME 90-Day Eurodollar March Futures	99.250	03/14/2016	107	(75)	(35)
Call - CME 90-Day Eurodollar September Futures	99.000	09/19/2016	103	(54)	(51)
Put - CME 90-Day Eurodollar September Futures	99.000	09/19/2016	103	(123)	(90)

				$(701)	$(633)

Total Written Options				$(701)	$(633)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
Euro-Bobl September Futures	Long	09/2015	72	$33	$46	$0
U.S. Treasury 2-Year Note September Futures	Long	09/2015	21	4	0	(1)

Total Futures Contracts				$37	$46	$(1)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.500%	12/16/2017	$5,000	$(27)	$(6)	$0	$0
Receive	3-Month USD-LIBOR	1.750%	12/16/2018	20,400	(117)	(37)	6	0

					$(144)	$(43)	$6	$0

Total Swap Agreements					$(144)	$(43)	$6	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

Cash of $1,504 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$54	$6	$60	$(633)	$(1)	$0	$(634)

(1)	Unsettled variation margin asset of $8 for closed futures is outstanding at period end.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2015	JPY	648,700	$	5,247	$0	$(54)
	07/2015	$	545	JPY	68,000	10	0
	08/2015	ILS	11,455	$	2,958	0	(77)

BPS	07/2015	$	4,661	JPY	580,700	84	0
	08/2015	JPY	292,800	$	2,363	0	(30)

CBK	07/2015	AUD	1,367		1,042	0	(13)
	07/2015	GBP	3,136		4,811	0	(116)

FBF	08/2015	EUR	8,157		9,101	2	0

GLM	08/2015	$	343	GBP	218	0	0

JPM	07/2015		4,936		3,136	0	(9)
	08/2015	GBP	3,136	$	4,935	9	0

UAG	07/2015	EUR	1,056		1,188	11	0
	07/2015	$	2,100	EUR	1,921	41	0

Total Forward Foreign Currency Contracts						$157	$(299)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.200%	04/25/2016	$	11,000	$48	$30

CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.050%	07/21/2015		56,800	142	0

								$190	$30

Total Purchased Options								$190	$30

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.800%	04/25/2016	$	11,000	$(18)	$(9)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000%	04/25/2016		11,000	(31)	(17)

JPM	Call - OTC 1-Year Interest Rate Swap (Effective 07/23/2018)	3-Month USD-LIBOR	Receive	3.000%	07/21/2015		39,900	(149)	(202)

								$(198)	$(228)

Total Written Options								$(198)	$(228)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in GBP		Premiums
Balance at Beginning of Period	0	$39,900	AUD	0	GBP	0	$(150)
Sales	1,672	125,400		5,641		2,922	(1,432)
Closing Buys	(700)	(74,700)		(1,400)		(2,192)	622
Expirations	0	0		(4,241)		0	16
Exercised	0	(28,700)		0		(730)	45

Balance at End of Period	972	$61,900	AUD	0	GBP	0	$(899)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (3)
							Asset	Liability
FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	$945	$(4)	$3	$0	$(1)

GST	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	1,064	(4)	4	0	(0)

					$(8)	$7	$0	$(1)

Total Swap Agreements					$(8)	$7	$0	$(1)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of June 30, 2015:

(g)	Securities with an aggregate market value of $12 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure (4)
BOA	$10	$30	$0	$40	$(131)	$(26)	$0	$(157)	$(117)	$0	$(117)
BPS	84	0	0	84	(30)	0	0	(30)	54	0	54
CBK	0	0	0	0	(129)	0	0	(129)	(129)	0	(129)
FBF	2	0	0	2	0	0	0)	0	1	0	1
GST	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
JPM	9	0	0	9	(9)	(202)	0	(211)	(202)	12	(190)
UAG	52	0	0	52	0	0	0	0	52	0	52

Total Over the Counter	$157	$30	$0	$187	$(299)	$(228)	$(1)	$(528)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$54	$54
Swap Agreements	0	0	0	0	6	6

	$0	$0	$0	$0	$60	$60

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$157	$0	$157
Purchased Options	0	0	0	0	30	30

	$0	$0	$0	$157	$30	$187

	$0	$0	$0	$157	$90	$247

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$633	$633
Futures	0	0	0	0	1	1

	$0	$0	$0	$0	$634	$634

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$299	$0	$299
Written Options	0	0	0	0	228	228
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$299	$228	$528

	$0	$1	$0	$299	$862	$1,162

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$178	$178
Futures	0	0	0	0	211	211
Swap Agreements	0	0	0	0	(826)	(826)

	$0	$0	$0	$0	$(437)	$(437)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,360	$0	$1,360
Written Options	0	0	0	61	80	141
Swap Agreements	0	162	0	0	0	162

	$0	$162	$0	$1,421	$80	$1,663

	$0	$162	$0	$1,421	$(357)	$1,226

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$68	$68
Futures	0	0	0	0	618	618
Swap Agreements	0	0	0	0	152	152

	$0	$0	$0	$0	$838	$838

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(489)	$0	$(489)
Purchased Options	0	0	0	0	(88)	(88)
Written Options	0	0	0	0	38	38
Swap Agreements	0	(60)	0	0	0	(60)

	$0	$(60)	$0	$(489)	$(50)	$(599)

	$0	$(60)	$0	$(489)	$788	$239

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$2,600	$0	$2,600
Corporate Bonds & Notes
Banking & Finance	0	80,112	0	80,112
Industrials	0	64,800	0	64,800
Utilities	0	28,224	0	28,224
Municipal Bonds & Notes
Arkansas	0	126	0	126
California	0	1,322	0	1,322
Florida	0	370	0	370
North Carolina	0	230	0	230
Ohio	0	500	0	500
U.S. Government Agencies	0	4,816	103	4,919
U.S. Treasury Obligations	0	29,686	0	29,686
Mortgage-Backed Securities	0	10,350	0	10,350
Asset-Backed Securities	0	21,012	1,917	22,929
Sovereign Issues	0	9,246	0	9,246
Preferred Securities
Banking & Finance	78	0	0	78
Short-Term Instruments
Certificates of Deposit	0	1,200	0	1,200
Commercial Paper	0	9,813	0	9,813
Repurchase Agreements	0	179	0	179
U.S. Treasury Bills	0	12	0	12
	$78	$264,598	$2,020	$266,696

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$14,881	$0	$0	$14,881

Total Investments	$14,959	$264,598	$2,020	$281,577

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(14,525)	$0	$(14,525)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	46	6	0	52
Over the counter	0	187	0	187
	$46	$193	$0	$239

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(634)	0	0	(634)
Over the counter	0	(528)	0	(528)
	$(634)	$(528)	$0	$(1,162)

Totals	$14,371	$249,738	$2,020	$266,129

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to

20	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of

SEMIANNUAL REPORT	JUNE 30, 2015	21

Notes to Financial Statements (Cont.)

the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations,

sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the

SEMIANNUAL REPORT	JUNE 30, 2015	23

Notes to Financial Statements (Cont.)

U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans, assignments of all or a portion of loans from third parties, or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2015, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.

FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$5	$0	$(5)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$10,017	$99,912	$(95,050)	$(12)	$14	$14,881	$12	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the

Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the

Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the trade agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon,

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared

Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries, administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$25,697	$21,845

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$460,665	$434,024	$68,729	$51,077

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	50	$514	132	$1,356
Administrative Class	4,363	45,040	10,812	111,308
Advisor Class	2,021	20,866	2,963	30,497
Issued as reinvestment of distributions
Institutional Class	2	25	6	63
Administrative Class	35	360	80	827
Advisor Class	30	310	74	757
Cost of shares redeemed
Institutional Class	(80)	(829)	(298)	(3,066)
Administrative Class	(3,377)	(34,779)	(7,336)	(75,587)
Advisor Class	(1,695)	(17,482)	(1,719)	(17,691)
Net increase (decrease) resulting from Portfolio share transactions	1,349	$14,025	4,714	$48,464

As of June 30, 2015, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 62% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$282,161	$549	$(1,133)	$(584)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	35

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	JPM	JPMorgan Chase Bank N.A.
BPG	BNP Paribas Securities Corp.	GRE	RBS Securities, Inc.	NOM	Nomura Securities International Inc.
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	GST	Goldman Sachs International	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	JPY	Japanese Yen
EUR	Euro	ILS	Israeli Shekel	USD (or $)	United States Dollar

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
ALT	Alternate Loan Trust	NCUA	National Credit Union Administration	REMIC	Real Estate Mortgage Investment Conduit
LIBOR	London Interbank Offered Rate

36	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	37

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT65SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Total Return Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, short sale risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For

4	PIMCO VARIABLE INSURANCE TRUST

example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

SEMIANNUAL REPORT	JUNE 30, 2015	5

PIMCO Total Return Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	28.6%
U.S. Government Agencies	23.4%
Corporate Bonds & Notes	19.7%
Sovereign Issues	10.0%
Mortgage-Backed Securities	5.9%
Short-Term Instruments‡	4.6%
Other	7.8%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	10 Years	Class Inception (12/31/1997)
PIMCO Total Return Portfolio Administrative Class	0.24%	1.32%	3.58%	5.41%	5.83%
Barclays U.S. Aggregate Index±	-0.10%	1.86%	3.35%	4.44%	5.31%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.65% for Administrative Class shares.

± Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$1,002.40	$1,021.45
Expenses Paid During Period†	$3.21	$3.24
Net Annualized Expense Ratio	0.65%	0.65%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»	Long-dollar positions against the euro and the Japanese yen added to performance as both currencies depreciated against the dollar during the reporting period

»	Positions in U.S. Treasury Inflation-Protected Securities (“TIPS”) added to performance as breakeven inflation levels increased during the reporting period.

»	An underweight to investment grade corporate credit spread duration added to performance as investment grade corporate spreads widened during the reporting period.

»	Duration exposure in Germany during the last four months of the reporting period detracted from performance as German yields increased during this period.

»	Long-dollar positions against the Israeli shekel detracted from performance as this currency appreciated against the U.S. dollar during the reporting period.

»	An overweight to municipal bond spread duration detracted from performance as municipal bond spreads widened during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Total Return Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Administrative Class
Net asset value beginning of year or period	$11.20	$10.98	$11.55	$11.02	$11.08	$10.82
Net investment income (a)	0.13	0.18	0.18	0.24	0.26	0.24
Net realized/unrealized gain (loss)	(0.10)	0.29	(0.40)	0.81	0.13	0.63
Total from Investment Operations	0.03	0.47	(0.22)	1.05	0.39	0.87
Dividends from net investment income	(0.13)	(0.25)	(0.25)	(0.30)	(0.29)	(0.27)
Distributions from net realized capital gains	0.00	0.00	(0.10)	(0.22)	(0.16)	(0.34)
Total distributions	(0.13)	(0.25)	(0.35)	(0.52)	(0.45)	(0.61)
Net asset value end of year or period	$11.10	$11.20	$10.98	$11.55	$11.02	$11.08
Total return	0.24%	4.28%	(1.96)%	9.59%	3.61%	8.10%
Net assets end of year or period (000s)	$5,804,810	$6,244,893	$7,756,022	$8,733,829	$7,759,038	$7,260,958
Ratio of expenses to average net assets	0.65%*	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets excluding interest expense	0.65%*	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	2.35%*	1.59%	1.55%	2.13%	2.32%	2.09%
Portfolio turnover rate	189%	313%	305%	495%	424%	484%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	7

Statement of Assets and Liabilities PIMCO Total Return Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$10,380,283
Investments in Affiliates	99,589
Financial Derivative Instruments
Exchange-traded or centrally cleared	15,148
Over the counter	223,581
Cash	185
Deposits with counterparty	20,426
Foreign currency, at value	16,903
Receivable for investments sold	1,915,272
Receivable for Portfolio shares sold	15,308
Interest and dividends receivable	50,803
Dividends receivable from Affiliates	64
Total Assets	12,737,562

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$10,511
Payable for sale-buyback transactions	28,279
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,939
Over the counter	53,863
Payable for investments purchased	3,889,624
Payable for investments in Affiliates purchased	64
Deposits from counterparty	182,190
Payable for Portfolio shares redeemed	45,402
Accrued investment advisory fees	1,763
Accrued supervisory and administrative fees	1,763
Accrued distribution fees	530
Accrued servicing fees	725
Other liabilities	37
Total Liabilities	4,220,690

Net Assets	$8,516,872

Net Assets Consist of:
Paid in capital	$8,209,588
Undistributed net investment income	210,855
Accumulated undistributed net realized gain	17,493
Net unrealized appreciation	78,936
$8,516,872

Net Assets:
Institutional Class	$121,823
Administrative Class	5,804,810
Advisor Class	2,590,239

Shares Issued and Outstanding:
Institutional Class	10,973
Administrative Class	522,839
Advisor Class	233,303

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.10
Administrative Class	11.10
Advisor Class	11.10

Cost of Investments in securities	$10,466,011
Cost of Investments in Affiliates	$99,595
Cost of Foreign Currency Held	$16,960
Cost or Premiums of Financial Derivative Instruments, net	$(17,294)

* Includes repurchase agreements of:	$9,800

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Total Return Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest, net of foreign taxes*	$128,083
Dividends	894
Dividends from Investments in Affiliates	970
Total Income	129,947

Expenses:
Investment advisory fees	10,811
Supervisory and administrative fees	10,811
Servicing fees - Administrative Class	4,477
Distribution and/or servicing fees - Advisor Class	3,130
Trustee fees	58
Interest expense	12
Miscellaneous expense	12
Total Expenses	29,311

Net Investment Income	100,636

Net Realized Gain (Loss):
Investments in securities	(198,738)
Investments in Affiliates	(6,649)
Exchange-traded or centrally cleared financial derivative instruments	2,855
Over the counter financial derivative instruments	158,917
Foreign currency	(2,116)

Net Realized (Loss)	(45,731)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(115,551)
Investments in Affiliates	7,111
Exchange-traded or centrally cleared financial derivative instruments	53,986
Over the counter financial derivative instruments	21,758
Foreign currency assets and liabilities	(68)

Net Change in Unrealized (Depreciation)	(32,764)

Net Increase in Net Assets Resulting from Operations	$22,141

* Foreign tax withholdings	$9

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statements of Changes in Net Assets PIMCO Total Return Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$100,636	$158,082
Net realized gain (loss)	(45,731)	259,449
Net change in unrealized appreciation (depreciation)	(32,764)	9,298

Net Increase in Net Assets Resulting from Operations	22,141	426,829

Distributions to Shareholders:
From net investment income
Institutional Class	(1,990)	(5,939)
Administrative Class	(68,630)	(156,533)
Advisor Class	(27,874)	(50,234)

Total Distributions	(98,494)	(212,706)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(306,066)	(1,563,244)

Total (Decrease) in Net Assets	(382,419)	(1,349,121)

Net Assets:
Beginning of period	8,899,291	10,248,412
End of period*	$8,516,872	$8,899,291

* Including undistributed net investment income of:	$210,855	$208,713

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Total Return Portfolio

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 121.8%

BANK LOAN OBLIGATIONS 0.5%
Chrysler Group LLC
3.500% due 05/24/2017		$17,592	$17,594
Community Health Systems, Inc.
3.534% due 12/31/2018		1,191	1,191
H.J. Heinz Co.
3.250% due 06/05/2020		16,071	16,093
HCA, Inc.
2.937% due 03/31/2017		3,960	3,963

Total Bank Loan Obligations (Cost $38,861)			38,841

CORPORATE BONDS & NOTES 24.3%

BANKING & FINANCE 17.8%
ABN AMRO Bank NV
2.450% due 06/04/2020		7,600	7,563
Ally Financial, Inc.
2.750% due 01/30/2017		46,500	46,407
5.500% due 02/15/2017		12,200	12,749
American Express Bank FSB
6.000% due 09/13/2017		3,600	3,936
American Express Centurion Bank
6.000% due 09/13/2017		3,900	4,264
American International Group, Inc.
5.050% due 10/01/2015		7,300	7,374
6.250% due 03/15/2087		1,534	1,693
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)	EUR	2,100	2,609
Banco Santander Brasil S.A.
4.250% due 01/14/2016		$1,800	1,827
Banco Santander Chile
1.176% due 04/11/2017		7,900	7,883
Bank of America Corp.
0.604% due 08/15/2016		2,800	2,789
1.500% due 10/09/2015		24,800	24,859
3.700% due 09/01/2015		10,950	10,996
3.750% due 07/12/2016		6,000	6,152
4.125% due 01/22/2024		5,100	5,233
5.750% due 12/01/2017		10,000	10,898
6.500% due 08/01/2016		32,700	34,501
6.875% due 04/25/2018		31,600	35,704
Bank of America N.A.
0.745% due 11/14/2016		47,400	47,439
6.000% due 10/15/2036		1,700	2,018
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		2,100	2,300
Bank of Nova Scotia
1.950% due 01/30/2017		500	508
Barclays Bank PLC
2.250% due 05/10/2017		1,000	1,022
7.625% due 11/21/2022		800	913
7.750% due 04/10/2023		900	977
10.179% due 06/12/2021		1,900	2,523
Barclays PLC
8.000% due 12/15/2020 (d)	EUR	800	950
BBVA Bancomer S.A.
4.500% due 03/10/2016		$3,200	3,275
6.500% due 03/10/2021		6,400	6,944
7.250% due 04/22/2020		6,400	7,103
Bear Stearns Cos. LLC
6.400% due 10/02/2017		25,100	27,629
7.250% due 02/01/2018		11,200	12,687
Blackstone CQP Holdco LP
9.296% due 03/18/2019		4,495	4,615

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BNP Paribas S.A.
0.586% due 11/07/2015		$46,800	$46,831
BPCE S.A.
4.625% due 07/11/2024		2,300	2,250
Cantor Fitzgerald LP
6.500% due 06/17/2022		8,500	8,771
CIT Group, Inc.
3.875% due 02/19/2019		8,260	8,219
5.000% due 05/15/2017		3,748	3,874
5.500% due 02/15/2019		54,961	57,434
Citigroup, Inc.
0.551% due 06/09/2016		13,100	13,043
0.798% due 05/01/2017		65,200	65,014
Credit Agricole S.A.
6.500% due 06/23/2021 (d)	EUR	1,600	1,797
8.375% due 10/13/2019 (d)		$1,500	1,748
Credit Suisse
0.586% due 03/11/2016		20,800	20,794
European Investment Bank
0.500% due 08/10/2023	AUD	2,600	1,543
Export-Import Bank of India
2.432% due 03/30/2016		$5,000	5,030
Fifth Third Bancorp
0.701% due 12/20/2016		3,000	2,986
Ford Motor Credit Co. LLC
0.799% due 09/08/2017		12,400	12,335
1.700% due 05/09/2016		9,220	9,233
2.145% due 01/09/2018		34,200	34,346
3.984% due 06/15/2016		1,400	1,433
6.625% due 08/15/2017		8,900	9,767
8.000% due 12/15/2016		500	545
General Electric Capital Corp.
3.800% due 06/18/2019		8,300	8,775
6.375% due 11/15/2067		9,600	10,344
General Motors Financial Co., Inc.
2.750% due 05/15/2016		4,000	4,049
3.150% due 01/15/2020		9,400	9,446
Goldman Sachs Group, Inc.
0.954% due 05/22/2017		15,200	15,207
3.500% due 01/23/2025		3,600	3,490
3.750% due 05/22/2025		30,590	30,178
GSPA Monetization Trust
6.422% due 10/09/2029		15,541	17,184
HBOS PLC
0.787% due 09/01/2016	EUR	200	222
0.979% due 09/06/2017		$7,700	7,693
International Lease Finance Corp.
5.750% due 05/15/2016		2,300	2,360
6.750% due 09/01/2016		9,100	9,589
7.125% due 09/01/2018		7,000	7,823
8.625% due 09/15/2015		6,700	6,792
8.750% due 03/15/2017		46,600	51,102
JPMorgan Chase & Co.
0.794% due 02/15/2017		75,600	75,736
1.068% due 05/30/2017	GBP	14,500	22,498
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		$11,000	11,996
KBC Bank NV
8.000% due 01/25/2023		6,000	6,578
Korea Exchange Bank
3.125% due 06/26/2017		5,200	5,340
LBG Capital PLC
15.000% due 12/21/2019	GBP	8,900	19,892
Lloyds Bank PLC
12.000% due 12/16/2024 (d)		$42,600	61,237
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	5,400	8,774

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MetLife, Inc.
5.250% due 06/15/2020 (d)		$19,000	$18,881
Metropolitan Life Global Funding
0.411% due 06/23/2016		10,600	10,608
Mizuho Bank Ltd.
0.731% due 09/25/2017		1,600	1,598
Morgan Stanley
0.755% due 10/15/2015		700	701
National Australia Bank Ltd.
0.562% due 06/30/2017		63,500	63,569
National Bank of Canada
2.200% due 10/19/2016		2,500	2,552
Nationwide Building Society
6.250% due 02/25/2020		3,600	4,199
Navient Corp.
6.000% due 01/25/2017		4,200	4,379
8.450% due 06/15/2018		17,600	19,603
Novo Banco S.A.
2.625% due 05/08/2017	EUR	3,000	3,265
4.000% due 01/21/2019		7,700	8,574
5.875% due 11/09/2015		14,600	16,317
QNB Finance Ltd.
3.125% due 11/16/2015		$3,000	3,024
Rabobank Group
0.562% due 11/23/2016		50,600	50,649
0.609% due 04/28/2017		18,300	18,318
6.875% due 03/19/2020	EUR	7,600	9,998
11.000% due 06/30/2019 (d)		$18,800	23,899
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)		31,200	36,816
Springleaf Finance Corp.
6.900% due 12/15/2017		64,200	68,212
State Bank of India
4.500% due 07/27/2015		6,000	6,014
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		5,655	5,888
Stone Street Trust
5.902% due 12/15/2015		9,500	9,686
Turkiye Garanti Bankasi A/S
2.775% due 04/20/2016		3,100	3,103
UBS AG
0.843% due 06/01/2017		9,500	9,479
1.133% due 06/01/2020		3,400	3,394
5.125% due 05/15/2024		1,700	1,685
7.625% due 08/17/2022		1,000	1,172
Wells Fargo & Co.
7.980% due 03/15/2018 (d)		40,900	44,274
Wells Fargo Capital
5.950% due 12/01/2086		15,900	16,242

			1,517,737

INDUSTRIALS 2.7%
Amgen, Inc.
2.300% due 06/15/2016		7,700	7,787
Apple, Inc.
2.850% due 05/06/2021		4,400	4,464
Baidu, Inc.
3.000% due 06/30/2020		10,500	10,482
Baxalta, Inc.
4.000% due 06/23/2025		13,820	13,758
Braskem Finance Ltd.
5.750% due 04/15/2021		2,700	2,578
Con-way, Inc.
7.250% due 01/15/2018		2,600	2,900
CSN Islands Corp.
6.875% due 09/21/2019		2,500	2,236

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Daimler Finance North America LLC
1.300% due 07/31/2015		$11,500	$11,505
Dynegy, Inc.
6.750% due 11/01/2019		22,850	23,890
7.375% due 11/01/2022		8,100	8,525
7.625% due 11/01/2024		4,000	4,260
Gerdau Trade, Inc.
5.750% due 01/30/2021		1,900	1,957
GTL Trade Finance, Inc.
7.250% due 10/20/2017		1,400	1,523
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	6,200	3,698
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		$3,600	3,627
Kinder Morgan, Inc.
2.000% due 12/01/2017		15,700	15,635
MGM Resorts International
7.625% due 01/15/2017		3,000	3,206
National Fuel Gas Co.
5.200% due 07/15/2025		21,500	21,804
Noble Group Ltd.
4.875% due 08/05/2015		700	698
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021		4,833	5,099
Philip Morris International, Inc.
3.250% due 11/10/2024		5,600	5,511
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		4,600	4,873
Rohm & Haas Co.
6.000% due 09/15/2017		1,062	1,161
Tencent Holdings Ltd.
2.875% due 02/11/2020		32,300	32,263
3.800% due 02/11/2025		12,500	12,132
Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020		18,200	18,837
Wynn Las Vegas LLC
5.500% due 03/01/2025		6,900	6,607

			231,016

UTILITIES 3.8%
AT&T, Inc.
3.400% due 05/15/2025		13,900	13,225
4.500% due 05/15/2035		7,700	7,080
BP Capital Markets PLC
2.521% due 01/15/2020		16,400	16,512
Entergy Corp.
3.625% due 09/15/2015		12,200	12,248
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018		1,099	1,191
Majapahit Holding BV
7.250% due 06/28/2017		4,700	5,123
7.750% due 10/17/2016		3,405	3,656
7.750% due 01/20/2020		3,100	3,592
8.000% due 08/07/2019		5,100	5,890
MarkWest Energy Partners LP
4.875% due 06/01/2025		8,800	8,624
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		17,000	13,175
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		3,697	2,551
6.750% due 10/01/2023		1,838	1,324
Ooredoo International Finance Ltd.
3.375% due 10/14/2016		11,300	11,590
Petrobras Global Finance BV
1.896% due 05/20/2016		3,900	3,852
2.000% due 05/20/2016		1,200	1,189

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.415% due 01/15/2019	$4,200	$3,893
2.643% due 03/17/2017	4,900	4,810
3.163% due 03/17/2020	200	191
3.250% due 03/17/2017	9,200	9,074
3.500% due 02/06/2017	3,800	3,769
3.875% due 01/27/2016	2,600	2,614
4.375% due 05/20/2023	3,400	2,972
4.875% due 03/17/2020	2,300	2,193
5.750% due 01/20/2020	200	199
6.850% due 06/05/2115	14,600	12,107
7.875% due 03/15/2019	42,300	45,025
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	800	914
6.750% due 09/30/2019	2,000	2,367
Verizon Communications, Inc.
0.681% due 06/09/2017	15,000	14,971
2.036% due 09/14/2018	45,400	47,005
2.500% due 09/15/2016	3,772	3,834
3.000% due 11/01/2021	6,800	6,711
3.500% due 11/01/2024	30,400	29,583
3.650% due 09/14/2018	14,200	14,927

		317,981

Total Corporate Bonds & Notes (Cost $2,031,870)		2,066,734

MUNICIPAL BONDS & NOTES 4.0%

CALIFORNIA 2.7%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	2,200	2,926
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	2,700	3,673
7.043% due 04/01/2050	8,900	12,217
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,200	2,649
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	17,900	24,891
7.550% due 04/01/2039	2,000	2,893
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	23,100	33,776
7.625% due 03/01/2040	17,600	25,795
7.950% due 03/01/2036	29,300	35,490
California Statewide Communities Development Authority Revenue Bonds, Series 2010
7.550% due 05/15/2040	8,200	10,751
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	8,200	9,845
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	15,400	21,080
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	2,400	3,136
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	2,000	2,346
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	400	465

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
6.950% due 11/01/2050	$26,285	$35,669

		227,602

ILLINOIS 0.0%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	2,400	2,603

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	590	583

MISSISSIPPI 0.0%
Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.313% due 01/01/2033	2,300	2,768

NEBRASKA 0.1%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	6,500	7,546

NEVADA 0.0%
Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	2,300	3,151

NEW JERSEY 0.5%
New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2024 (b)	22,540	14,884
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	18,116	25,358

		40,242

OHIO 0.6%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	29,100	43,465
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	3,600	3,052

		46,517

TEXAS 0.1%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	9,600	12,081

Total Municipal Bonds & Notes (Cost $300,893)		343,093

U.S. GOVERNMENT AGENCIES 28.8%
Fannie Mae
0.247% due 12/25/2036 - 07/25/2037	2,250	2,133
0.437% due 05/25/2037	310	310
0.537% due 03/25/2044	1,273	1,270
0.597% due 09/25/2035	755	760
0.875% due 12/20/2017 - 05/21/2018	19,600	19,551

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.887% due 10/25/2037	$1,039	$1,056
1.250% due 01/30/2017	3,200	3,233
1.346% due 06/01/2043 - 07/01/2044	1,628	1,671
1.546% due 09/01/2040	5	5
1.700% due 04/01/2035	2,488	2,604
1.875% due 09/18/2018	2,100	2,147
1.940% due 08/01/2035	813	864
2.202% due 05/25/2035	270	280
2.310% due 08/01/2022	4,700	4,679
2.347% due 09/01/2039	23	23
2.355% due 01/01/2025	8	8
2.475% due 04/01/2019	14,493	14,872
2.670% due 08/01/2022	762	773
2.870% due 09/01/2027	6,700	6,558
3.000% due 09/01/2020 - 08/01/2045	418,263	418,835
3.330% due 11/01/2021	1,312	1,370
3.500% due 12/01/2020 - 08/01/2045	402,006	414,323
3.820% due 10/01/2032	371	400
3.873% due 11/01/2035	71	75
4.000% due 01/01/2026 - 08/01/2045	420,054	443,775
4.350% due 12/01/2036	580	618
4.500% due 08/01/2018 - 08/13/2045	340,041	367,097
4.533% due 09/01/2034	382	409
4.938% due 09/01/2035	136	145
4.980% due 08/01/2035	143	153
5.000% due 05/11/2017 (h)	1,600	1,727
5.000% due 01/01/2023 - 08/13/2045	77,805	85,986
5.375% due 06/12/2017 (h)	8,100	8,824
5.500% due 09/01/2017 - 08/01/2045	108,672	122,041
6.000% due 10/01/2016 - 08/01/2045	133,773	152,170
6.500% due 11/01/2034	63	73
7.000% due 04/25/2023 - 06/01/2032	562	638
Freddie Mac
0.636% due 11/15/2030	6	6
0.686% due 09/15/2030	6	6
0.906% due 05/15/2037	368	376
1.000% due 03/08/2017 (h)	65,200	65,613
1.000% due 09/29/2017	24,900	24,963
1.250% due 08/01/2019 - 10/02/2019	34,900	34,458
1.346% due 02/25/2045	267	272
1.750% due 05/30/2019	400	404
2.548% due 07/01/2027	1	1
2.594% due 07/01/2030	1	1
3.750% due 03/27/2019	1,700	1,846
4.000% due 04/01/2029 - 08/01/2045	98,961	104,492
4.500% due 03/01/2029 - 07/01/2045	61,783	66,692
5.500% due 10/01/2034 - 10/01/2038	4,595	5,154
6.000% due 07/01/2016 - 07/01/2045	7,832	8,896
6.500% due 06/01/2016 - 10/01/2037	84	95
7.000% due 06/15/2023	291	323
7.500% due 07/15/2030 - 03/01/2032	71	88
8.500% due 08/01/2024	4	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
0.785% due 02/16/2030	$65	$66
1.625% due 04/20/2026 - 05/20/2030	111	114
1.750% due 02/20/2027 - 02/20/2032	183	190
2.000% due 07/20/2030	3	3
3.000% due 07/01/2045	14,000	14,108
3.500% due 07/01/2045 - 08/01/2045	40,000	41,395
6.000% due 12/15/2038 - 11/15/2039	66	75
Small Business Administration
5.130% due 09/01/2023	13	14
6.290% due 01/01/2021	19	20
7.500% due 04/01/2017	36	37

Total U.S. Government Agencies (Cost $2,439,396)		2,451,168

U.S. TREASURY OBLIGATIONS 35.2%
U.S. Treasury Bonds
2.500% due 02/15/2045 (f)	50,600	44,330
2.750% due 08/15/2042	51,900	48,125
2.750% due 11/15/2042	50,200	46,494
2.875% due 05/15/2043	4,800	4,553
3.000% due 05/15/2042	54,300	52,964
3.000% due 11/15/2044	99,100	96,491
3.125% due 02/15/2042	30,100	30,133
3.125% due 02/15/2043	4,800	4,785
3.125% due 08/15/2044 (f)	148,100	147,660
3.375% due 05/15/2044	268,900	281,148
3.625% due 02/15/2044	4,300	4,707
3.750% due 11/15/2043	5,500	6,158
4.250% due 05/15/2039	35,500	42,681
4.375% due 11/15/2039	80,600	98,722
4.375% due 05/15/2040	7,300	8,954
4.500% due 08/15/2039	38,700	48,263
4.625% due 02/15/2040	9,000	11,432
6.125% due 11/15/2027	20,700	28,661
6.125% due 08/15/2029	9,200	12,997
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022	165,990	164,447
0.125% due 07/15/2022	101,850	101,031
0.125% due 01/15/2023 (h)	40,178	39,450
0.375% due 07/15/2023 (h)	37,411	37,516
0.625% due 07/15/2021	82,852	85,487
0.750% due 02/15/2042	4,502	4,112
0.750% due 02/15/2045	26,021	23,592
1.250% due 07/15/2020 (h)	17,357	18,563
1.375% due 02/15/2044	5,076	5,379
1.750% due 01/15/2028	160,924	181,856
2.000% due 01/15/2026	159,488	182,764
2.375% due 01/15/2025	152,244	178,874
2.375% due 01/15/2027	75,785	90,469
2.500% due 01/15/2029	139,725	171,829
3.625% due 04/15/2028	3,511	4,774
3.875% due 04/15/2029	28,639	40,497
U.S. Treasury Notes
2.000% due 08/31/2021 (h)	2,900	2,907
2.000% due 02/15/2025	222,800	216,168
2.125% due 05/15/2025	112,500	110,285
2.250% due 11/15/2024 (h)	271,500	269,400
2.375% due 08/15/2024 (h)(j)	29,200	29,316
2.500% due 05/15/2024 (h)(j)	11,500	11,683
2.750% due 02/15/2024 (h)	9,900	10,266

Total U.S. Treasury Obligations (Cost $3,083,863)		2,999,923

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 7.3%
ACAEC Trust
0.918% due 06/15/2024	GBP	4,368	$6,859
American Home Mortgage Investment Trust
2.423% due 02/25/2045		$1,000	1,000
Arran Residential Mortgages Funding PLC
1.391% due 05/16/2047	EUR	4,016	4,495
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049		$10,527	11,096
5.916% due 05/10/2045		6,400	6,510
Banc of America Funding Trust
2.699% due 05/25/2035		1,038	1,060
6.000% due 03/25/2037 ^		7,698	6,595
Banc of America Mortgage Trust
2.732% due 03/25/2035		8,963	8,330
2.782% due 05/25/2033		1,497	1,516
6.500% due 10/25/2031		96	101
Barclays Commercial Mortgage Securities Trust
1.336% due 05/15/2032		5,000	5,005
BCAP LLC Trust
5.401% due 03/26/2037		1,072	1,052
Bear Stearns Adjustable Rate Mortgage Trust
2.354% due 02/25/2033		10	10
2.360% due 02/25/2036		174	173
2.511% due 04/25/2033		222	225
2.522% due 01/25/2035		652	629
2.595% due 02/25/2033		43	40
2.622% due 11/25/2034		3,094	3,003
2.680% due 03/25/2035		3,690	3,731
2.724% due 01/25/2034		556	567
2.751% due 11/25/2030		1	1
2.799% due 04/25/2034		963	948
2.973% due 07/25/2034		1,104	1,077
3.008% due 01/25/2035		286	287
Bear Stearns ALT-A Trust
2.584% due 05/25/2035		2,941	2,864
2.635% due 09/25/2035		1,788	1,536
4.989% due 05/25/2036 ^		3,885	2,800
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		846	891
5.700% due 06/11/2050		7,800	8,349
5.703% due 06/11/2050		3,594	3,607
Bear Stearns Structured Products, Inc. Trust
2.331% due 12/26/2046		2,135	1,636
2.577% due 01/26/2036		3,661	2,960
Business Mortgage Finance PLC
2.567% due 02/15/2041	GBP	6,272	9,666
Chase Mortgage Finance Trust
4.561% due 01/25/2036 ^		$4,738	4,384
Citigroup Mortgage Loan Trust, Inc.
2.510% due 10/25/2035		466	462
2.614% due 05/25/2035		1,709	1,669
5.500% due 12/25/2035		4,394	3,444
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049		1,600	1,668
Countrywide Alternative Loan Trust
0.357% due 05/25/2047		3,699	3,203
0.367% due 05/25/2047		2,629	2,239
0.377% due 09/20/2046		15,026	12,474
0.377% due 09/25/2046 ^		32,345	27,888
0.387% due 05/25/2036		1,936	1,602
0.517% due 11/20/2035		12,245	9,955
1.187% due 08/25/2035 ^		7,178	5,521
6.000% due 02/25/2037 ^		12,048	9,833
Countrywide Home Loan Mortgage Pass-Through Trust
2.313% due 02/20/2036 ^		624	579
2.429% due 11/25/2034		2,224	2,117

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.494% due 02/20/2035		$3,448	$3,414
6.000% due 03/25/2037 ^		3,676	3,547
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		5,915	6,177
5.383% due 02/15/2040		431	451
Credit Suisse First Boston Mortgage Securities Corp.
4.844% due 06/25/2032		19	19
Deutsche ALT-A Securities, Inc.
0.687% due 02/25/2035		597	558
Eurosail PLC
0.871% due 06/13/2045	GBP	14,802	23,025
Extended Stay America Trust
2.958% due 12/05/2031		$1,800	1,809
First Horizon Alternative Mortgage Securities Trust
2.271% due 08/25/2035		6,122	5,379
First Horizon Mortgage Pass-Through Trust
2.564% due 10/25/2035 ^		5,806	5,122
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031		2	2
Granite Master Issuer PLC
0.387% due 12/20/2054		1,510	1,504
0.830% due 12/20/2054	GBP	1,523	2,387
Granite Mortgages PLC
0.266% due 09/20/2044	EUR	107	119
0.382% due 01/20/2044		124	139
0.949% due 01/20/2044	GBP	189	296
0.952% due 09/20/2044		848	1,326
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039		$3,082	3,243
GSR Mortgage Loan Trust
2.682% due 09/25/2035		5,341	5,366
4.947% due 11/25/2035		1,355	1,308
HarborView Mortgage Loan Trust
0.378% due 01/19/2038		5,883	5,004
0.408% due 05/19/2035		598	499
0.438% due 01/19/2036		12,845	8,893
0.848% due 01/19/2035		5,867	4,393
0.938% due 10/19/2035		4,441	3,752
2.646% due 12/19/2035 ^		5,637	4,342
2.669% due 07/19/2035		2,345	2,109
IndyMac Adjustable Rate Mortgage Trust
1.742% due 01/25/2032		2	2
IndyMac Mortgage Loan Trust
0.397% due 04/25/2046		6,630	5,265
JPMorgan Chase Commercial Mortgage Securities Trust
5.336% due 05/15/2047		6,518	6,810
5.420% due 01/15/2049		19,551	20,473
5.882% due 02/15/2051		1,770	1,884
JPMorgan Commercial Mortgage-Backed Securities Trust
5.708% due 03/18/2051		9,236	9,631
JPMorgan Mortgage Trust
2.256% due 06/25/2035		771	770
2.555% due 10/25/2036 ^		8,509	7,718
2.631% due 08/25/2034		6,197	6,243
5.750% due 01/25/2036 ^		961	859
Landmark Mortgage Securities PLC
0.849% due 04/17/2044	GBP	30,123	43,394
Marche Mutui SRL
2.248% due 01/27/2064	EUR	4,591	5,238
Marche SRL
0.398% due 10/27/2065		14,244	15,881
MASTR Adjustable Rate Mortgages Trust
0.898% due 01/25/2047 ^		$5,155	3,653
Merrill Lynch Mortgage Investors Trust
0.437% due 11/25/2035		304	286
1.184% due 10/25/2035		737	703
2.130% due 04/25/2035		7,989	7,624

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051	$5,500	$5,816
Morgan Stanley Capital Trust
5.610% due 04/15/2049	2,072	2,088
Morgan Stanley Re-REMIC Trust
5.989% due 08/12/2045	32,138	34,059
Prime Mortgage Trust
0.587% due 02/25/2019	1	1
0.587% due 02/25/2034	163	154
0.687% due 02/25/2035	6,426	6,131
Residential Accredit Loans, Inc. Trust
0.287% due 05/25/2037	14,678	11,501
0.372% due 08/25/2036	10,615	8,464
1.585% due 08/25/2036 ^	13,098	10,634
3.554% due 12/25/2035	872	756
6.000% due 09/25/2036	1,780	1,446
6.000% due 02/25/2037 ^	37,505	30,320
6.500% due 09/25/2036 ^	9,381	7,054
Residential Asset Securitization Trust
0.637% due 10/25/2035	3,208	2,746
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035	3,989	3,817
6.000% due 06/25/2037 ^	5,851	5,177
Structured Adjustable Rate Mortgage Loan Trust
0.387% due 04/25/2047	3,694	2,719
Structured Asset Mortgage Investments Trust
0.397% due 09/25/2047 ^	5,710	3,980
0.438% due 07/19/2035	2,966	2,847
0.848% due 09/19/2032	45	44
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.321% due 07/25/2032	5	5
2.516% due 02/25/2032	7	7
Suntrust Adjustable Rate Mortgage Loan Trust
2.569% due 02/25/2037 ^	4,926	4,308
Thornburg Mortgage Securities Trust
1.434% due 06/25/2047 ^	21,401	19,213
2.069% due 03/25/2037	2,652	2,344
Wachovia Bank Commercial Mortgage Trust
5.509% due 04/15/2047	3,200	3,351
Wachovia Mortgage Loan Trust LLC
2.746% due 05/20/2036 ^	8,623	7,603
WaMu Mortgage Pass-Through Certificates Trust
0.477% due 10/25/2045	582	546
1.358% due 11/25/2042	249	234
1.558% due 08/25/2042	601	573
2.148% due 05/25/2037 ^	7,932	6,538
3.847% due 12/25/2036 ^	624	583
4.525% due 07/25/2037 ^	5,135	4,793
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 12/25/2034	1,250	1,235
2.616% due 01/25/2035	1,478	1,497
2.621% due 03/25/2036	2,458	2,452
2.683% due 07/25/2036 ^	11,385	11,228

Total Mortgage-Backed Securities (Cost $596,077)		622,538

ASSET-BACKED SECURITIES 4.7%
Accredited Mortgage Loan Trust
0.317% due 02/25/2037	4,329	4,148
Argent Securities Trust
0.337% due 07/25/2036	22,450	10,396
0.377% due 03/25/2036	7,991	4,339
Bear Stearns Asset-Backed Securities Trust
0.337% due 11/25/2036	18,729	15,366
0.347% due 08/25/2036	2,151	1,879

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cadogan Square CLO BV
0.371% due 07/24/2023	EUR	27,477	$30,347
Carlyle Global Market Strategies CLO LLC
1.505% due 04/20/2022		$22,000	22,001
Citigroup Mortgage Loan Trust, Inc.
0.497% due 12/25/2035		3,908	3,656
Countrywide Asset-Backed Certificates
0.317% due 11/25/2037		5,381	5,359
0.335% due 01/25/2037		4,548	4,341
0.357% due 06/25/2037		6,818	6,412
0.407% due 06/25/2047		13,037	8,250
0.417% due 05/25/2037		7,700	4,870
0.587% due 06/25/2036		6,900	5,001
Countrywide Asset-Backed Certificates Trust
0.987% due 08/25/2047		3,000	2,593
Credit-Based Asset Servicing and Securitization LLC
0.245% due 11/25/2036		534	303
EMC Mortgage Loan Trust
0.927% due 05/25/2040		178	162
First Franklin Mortgage Loan Trust
0.677% due 09/25/2035		2,673	2,614
Fremont Home Loan Trust
0.247% due 01/25/2037		96	50
GSAA Trust
5.995% due 03/25/2046 ^		15,238	11,710
Hillmark Funding Ltd.
0.531% due 05/21/2021		16,594	16,375
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.327% due 11/25/2036		9,919	7,956
JPMorgan Mortgage Acquisition Corp.
0.595% due 10/25/2035 ^		7,500	6,173
JPMorgan Mortgage Acquisition Trust
0.247% due 03/25/2047		475	470
0.447% due 03/25/2037		2,000	1,546
Lehman XS Trust
0.365% due 06/25/2036		5,411	3,880
Lockwood Grove CLO Ltd.
1.622% due 01/25/2024		16,400	16,381
Long Beach Mortgage Loan Trust
3.187% due 11/25/2032		43	37
MASTR Asset-Backed Securities Trust
0.427% due 03/25/2036		7,515	4,698
0.477% due 12/25/2035		9,550	8,592
Merrill Lynch Mortgage Investors Trust
0.347% due 05/25/2037		31,691	21,755
Morgan Stanley ABS Capital, Inc. Trust
0.437% due 08/25/2036		19,195	11,985
Motor PLC
0.667% due 08/25/2021		337	337
NovaStar Mortgage Funding Trust
0.427% due 11/25/2036		3,979	1,919
Option One Mortgage Loan Trust Asset-Backed Certificates
0.647% due 11/25/2035		11,500	8,562
Panther CDO BV
0.364% due 10/15/2084	EUR	26,452	28,207
Penta CLO S.A.
0.268% due 06/04/2024		1,300	1,435
RAAC Trust
0.527% due 02/25/2036		$1,400	1,260
Renaissance Home Equity Loan Trust
5.586% due 11/25/2036		22,180	13,447
Residential Asset Securities Corp. Trust
0.347% due 06/25/2036		6,492	6,255
0.387% due 02/25/2036		881	873
0.427% due 09/25/2036		13,800	12,193

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.437% due 04/25/2037		$7,900	$7,217
0.515% due 12/25/2035		6,652	4,722
0.587% due 02/25/2036		6,800	5,518
1.057% due 05/25/2035		1,397	1,360
Securitized Asset-Backed Receivables LLC Trust
0.317% due 05/25/2037 ^		1,673	1,189
SG Mortgage Securities Trust
0.457% due 02/25/2036		3,200	1,771
SLM Private Education Loan Trust
2.836% due 12/16/2019		625	630
SLM Student Loan Trust
0.246% due 12/15/2023	EUR	10,780	11,842
Soundview Home Loan Trust
0.297% due 02/25/2037		$2,183	924
0.437% due 11/25/2036		19,177	13,376
Specialty Underwriting & Residential Finance Trust
0.337% due 11/25/2037		21,500	11,864
Structured Asset Securities Corp. Mortgage Loan Trust
0.357% due 12/25/2036		13,590	12,052
Washington Mutual Asset-Backed Certificates Trust
0.427% due 05/25/2036		13,945	10,000
Wells Fargo Home Equity Asset-Backed Securities Trust
0.777% due 11/25/2035		1,800	1,639

Total Asset-Backed Securities (Cost $386,326)			402,237

SOVEREIGN ISSUES 12.3%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	300	362
Autonomous Community of Valencia
4.375% due 07/16/2015		700	785
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		$3,200	3,232
4.125% due 09/15/2017	EUR	2,300	2,673
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2015 (b)	BRL	645,500	200,622
0.000% due 01/01/2016 (b)		904,698	271,845
0.000% due 04/01/2016 (b)		848,026	246,608
0.000% due 01/01/2017 (b)		16,000	4,227
Cyprus Government International Bond
4.625% due 02/03/2020	EUR	1,500	1,740
Export-Import Bank of Korea
4.000% due 01/29/2021		$5,100	5,439
4.125% due 09/09/2015		12,000	12,078
5.125% due 06/29/2020		2,100	2,357
Korea Development Bank
3.250% due 09/20/2016		2,400	2,460
4.375% due 08/10/2015		5,400	5,421
Korea Housing Finance Corp.
4.125% due 12/15/2015		2,100	2,131
Mexico Government International Bond
8.000% due 06/11/2020	MXN	514,400	36,746
10.000% due 12/05/2024		147,500	12,040
Province of Ontario
1.600% due 09/21/2016		$300	304
1.650% due 09/27/2019		2,800	2,789
3.000% due 07/16/2018		3,700	3,881
3.150% due 06/02/2022	CAD	7,600	6,565
4.000% due 10/07/2019		$700	765
4.000% due 06/02/2021	CAD	21,400	19,378
4.200% due 03/08/2018		1,100	958
4.200% due 06/02/2020		12,500	11,325
4.300% due 03/08/2017		900	763
4.400% due 06/02/2019		5,600	5,038
4.400% due 04/14/2020		$600	667
5.500% due 06/02/2018	CAD	2,300	2,081

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Province of Quebec
2.750% due 08/25/2021		$17,100	$17,504
3.500% due 07/29/2020		3,000	3,216
3.500% due 12/01/2022	CAD	6,300	5,556
3.750% due 09/01/2024		4,800	4,274
4.250% due 12/01/2021		21,200	19,511
4.500% due 12/01/2017		700	609
4.500% due 12/01/2020		2,500	2,309
Republic of Germany
2.500% due 07/04/2044	EUR	4,000	5,444
2.500% due 08/15/2046		5,700	7,787
3.250% due 07/04/2042		400	613
4.250% due 07/04/2039		42,600	73,581
4.750% due 07/04/2040		3,400	6,331
Slovenia Government International Bond
5.250% due 02/18/2024		$10,500	11,497
5.500% due 10/26/2022		3,900	4,340
Spain Government International Bond
2.150% due 10/31/2025	EUR	11,400	12,355
3.800% due 04/30/2024		8,100	10,201

Total Sovereign Issues (Cost $1,182,925)			1,050,408

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Wells Fargo & Co.
7.500% (d)		10,300	12,105

Total Convertible Preferred Securities (Cost $12,412)			12,105

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
GMAC Capital Trust
8.125% due 02/15/2040		500,000	12,990

Total Preferred Securities (Cost $13,075)			12,990

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.5%

CERTIFICATES OF DEPOSIT 0.3%
Banco Bilbao Vizcaya Argentaria S.A.
1.126% due 05/16/2016		$22,500	22,426

COMMERCIAL PAPER 3.8%
Duke Energy Corp.
0.430% due 07/13/2015		10,300	10,299
Edison International
0.460% due 07/08/2015		5,000	5,000
ENI Finance USA, Inc.
0.550% due 07/23/2015		17,200	17,194
Entergy Corp.
0.950% due 08/24/2015		6,100	6,091
0.950% due 08/27/2015		4,400	4,393
Ford Motor Credit Co.
0.820% due 09/03/2015		13,000	12,988
0.830% due 07/27/2015		4,600	4,597
Glencore Funding LLC
0.560% due 07/10/2015		8,600	8,599
0.560% due 07/15/2015		17,800	17,796
Hyundai Capital America
0.480% due 07/27/2015		12,900	12,896

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mondelez International, Inc.
0.450% due 07/10/2015	$36,600	$36,596
0.460% due 07/08/2015	56,700	56,695
Nationwide Building Society
0.430% due 08/27/2015	13,100	13,091
Pacific Gas & Electric Co.
0.450% due 07/07/2015	17,000	16,999
0.450% due 07/08/2015	8,700	8,699
Southwestern Energy Co.
1.014% due 07/06/2015	8,600	8,599
Thermo Fisher Scientific, Inc.
0.940% due 08/24/2015	20,800	20,771
Volvo Group Treasury N.A.
0.500% due 07/06/2015	8,900	8,899
Williams Partners LP
0.510% due 07/10/2015	13,800	13,798
0.520% due 07/13/2015	8,600	8,598
0.550% due 07/15/2015	32,100	32,093

		324,691

REPURCHASE AGREEMENTS (e) 0.1%
		9,800

U.S. TREASURY BILLS 0.3%
0.008% due 08/06/2015 - 11/12/2015 (a)(f)(h)	23,330	23,329

Total Short-Term Instruments (Cost $380,313)		380,246

Total Investments in Securities (Cost $10,466,011)		10,380,283

	SHARES
INVESTMENTS IN AFFILIATES 1.2%

SHORT-TERM INSTRUMENTS 1.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.2%
PIMCO Short-Term Floating NAV Portfolio III	10,041,228	99,589

Total Short-Term Investments (Cost $99,595)		99,589

Total Investments in Affiliates (Cost $99,595)		99,589

Total Investments 123.0% (Cost $10,565,606)		$10,479,872

Financial Derivative Instruments (g)(i) 2.1% (Cost or Premiums, net $(17,294))		178,927

Other Assets and Liabilities, net (25.1%)		(2,141,927)

Net Assets 100.0%		$8,516,872

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon bond.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
JPS	0.250%	06/30/2015	07/01/2015	$9,800	U.S. Treasury Bonds 3.750% due 11/15/2043	$(10,017)	$9,800	$9,800

Total Repurchase Agreements						$(10,017)	$9,800	$9,800

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
JPS	0.250%	06/01/2015	07/13/2015	$(735)	$(735)
	0.450%	06/30/2015	07/01/2015	(9,776)	(9,776)

Total Reverse Repurchase Agreements					$(10,511)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
GSC	0.260%	06/15/2015	07/06/2015	$(28,265)	$(28,279)

Total Sale-Buyback Transactions					$(28,279)

(2)	The average amount of borrowings outstanding during the period ended June 30, 2015 was $100,023 at a weighted average interest rate of (0.237%).
(3)	Payable for sale-buyback transactions includes $10 of deferred price drop.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(f)	Securities with an aggregate market value of $48,053 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
JPS	$9,800	$(10,511)	$0	$0	$(711)	$318	$(393)

Master Securities Forward Transaction Agreement
GSC	0	0	(28,279)	0	(28,279)	27,829	450

Total Borrowings and Other Financing Transactions	$9,800	$(10,511)	$(28,279)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note August Futures	$125.000	07/24/2015	611	$(260)	$(257)
Put - CBOT U.S. Treasury 10-Year Note August Futures	125.500	07/24/2015	356	(211)	(210)
Call - CBOT U.S. Treasury 10-Year Note August Futures	126.500	07/24/2015	509	(319)	(350)
Call - CBOT U.S. Treasury 10-Year Note August Futures	127.000	07/24/2015	1,022	(433)	(511)
Call - CBOT U.S. Treasury 10-Year Note August Futures	127.500	07/24/2015	511	(199)	(207)

				$(1,422)	$(1,535)

Total Written Options				$(1,422)	$(1,535)

FUTURES CONTRACTS:

	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	1,890	$(1,160)	$47	$0
90-Day Eurodollar June Futures	Short	06/2016	8,655	(1,613)	108	0
90-Day Eurodollar June Futures	Short	06/2017	5,252	(1,521)	66	0
90-Day Eurodollar March Futures	Short	03/2017	2,773	(702)	35	0
90-Day Eurodollar March Futures	Short	03/2018	2,658	(413)	33	0
90-Day Eurodollar September Futures	Long	09/2015	1,381	(7)	0	(7)
90-Day Eurodollar September Futures	Short	09/2016	4,741	(1,876)	119	0
90-Day Eurodollar September Futures	Short	09/2017	1,401	(343)	17	0
Australia Government 10-Year Bond September Futures	Long	09/2015	116	57	170	(49)
Call Options Strike @ EUR 153.500 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	334	111	130	(19)
Call Options Strike @ EUR 154.000 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	573	105	136	(31)
Call Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	916	(6)	28	(34)
Call Options Strike @ EUR 155.000 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	702	25	39	(15)
Canada Government 10-Year Bond September Futures	Short	09/2015	468	(361)	0	(899)
Euro-Bobl September Futures	Long	09/2015	531	145	438	0
Euro-BTP Italy Government Bond September Futures	Long	09/2015	305	226	226	0
Euro-Bund 10-Year Bond September Futures	Long	09/2015	2,853	(4,578)	7,395	0
Euro-Buxl 30-Year Bond September Futures	Long	09/2015	43	(472)	170	0
U.S. Treasury 5-Year Note September Futures	Long	09/2015	846	160	0	(33)
U.S. Treasury 10-Year Note September Futures	Long	09/2015	1,019	699	0	(32)
U.S. Treasury 30-Year Bond September Futures	Short	09/2015	1,291	(1,002)	81	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2016	67	(17)	0	(12)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2017	1,486	233	0	(350)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2017	4,624	969	0	(999)
United Kingdom Long Gilt September Futures	Short	09/2015	44	106	0	(98)

Total Futures Contracts				$(11,235)	$9,238	$(2,578)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized Appreciation	Variation Margin
							Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$	61,479	$3,916	$87	$63	$(52)
iTraxx Europe Crossover 23 5-Year Index	5.000%	06/20/2020	EUR	46,000	3,939	49	10	(27)

					$7,855	$136	$73	$(79)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	06/17/2016	$	135,500	$(254)	$(106)	$4	$0
Receive	3-Month USD-LIBOR	2.000%	12/16/2019		38,600	(294)	(88)	10	0
Receive	3-Month USD-LIBOR	2.250%	12/16/2022		351,400	1,479	(452)	53	0
Receive	3-Month USD-LIBOR	2.500%	12/16/2025		110,400	868	(197)	60	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		229,000	7,944	(7,804)	461	0
Receive	3-Month USD-LIBOR	2.750%	12/16/2045		537,900	27,606	(965)	1,681	0
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	19,900	988	5	27	(22)
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017	GBP	190,100	(1,639)	508	0	(468)
Receive	6-Month GBP-LIBOR	1.880%	10/05/2017		73,900	(1,448)	367	0	(188)
Receive	6-Month GBP-LIBOR	1.500%	12/16/2017		46,600	(205)	(100)	0	(132)
Receive	6-Month GBP-LIBOR	1.500%	03/16/2018		144,200	(38)	103	0	(449)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	524,400	753	(286)	23	0
Pay	28-Day MXN-TIIE	5.700%	01/18/2019		230,000	435	(75)	47	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		159,000	(45)	(156)	45	0
Pay	28-Day MXN-TIIE	5.270%	02/05/2020		2,698,500	468	776	854	0
Pay	28-Day MXN-TIIE	5.615%	06/02/2020		542,200	464	149	121	0
Pay	28-Day MXN-TIIE	6.350%	06/02/2021		28,000	70	5	12	0
Pay	28-Day MXN-TIIE	5.608%	10/08/2021		159,700	(74)	34	72	0
Pay	28-Day MXN-TIIE	5.430%	11/17/2021		3,956,400	(4,571)	64	1,797	0
Pay	28-Day MXN-TIIE	5.920%	12/08/2021		39,800	25	25	18	0
Pay	28-Day MXN-TIIE	5.795%	12/10/2021		27,400	4	(22)	13	0
Pay	28-Day MXN-TIIE	5.850%	12/21/2021		91,400	25	(226)	42	0
Pay	28-Day MXN-TIIE	5.375%	01/07/2022		282,600	(421)	(652)	130	0
Pay	28-Day MXN-TIIE	5.500%	09/02/2022		185,800	(324)	126	93	0
Pay	28-Day MXN-TIIE	6.530%	06/05/2025		293,500	271	123	104	0
Pay	28-Day MXN-TIIE	6.360%	06/09/2025		101,100	2	2	70	0

						$32,089	$(8,842)	$5,737	$(1,259)

Total Swap Agreements						$39,944	$(8,706)	$5,810	$(1,338)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(h)	Securities with an aggregate market value of $129,864 and cash of $20,402 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (4)		Total	Market Value	Variation Margin Liability (4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$9,238	$5,910	$15,148	$(1,535)	$(2,578)	$(1,826)	$(5,939)

(4)	Unsettled variation margin asset of $100 and liability of $(488) for closed swap agreements is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	07/2015	$		138,531		GBP	88,059	$0	$(168)
	08/2015		GBP	88,059	$		138,502	170	0

BOA	07/2015		MXN	127,154			8,094	7	0
	07/2015	$		20,332		MXN	307,410	0	(780)
	08/2015		EUR	18,300	$		24,474	4,062	0
	08/2015		JPY	1,014,812			10,000	1,705	0
	06/2016		EUR	104,144			142,587	25,635	0
	06/2016	$		6,094		EUR	4,512	0	(1,027)

BPS	07/2015		JPY	39,479,919	$		319,516	0	(3,072)
	07/2015		MXN	162,969			10,504	139	0
	07/2015	$		11,810		JPY	1,458,400	107	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	07/2015	$		34,924		MXN	529,837	$0	$(1,226)
	10/2015		BRL	299,600	$		108,942	15,690	0
	01/2016			98,000			38,066	8,485	0
	07/2017			6,300			2,163	521	0
	01/2018			3,496			1,022	148	0

BRC	07/2015		MXN	78,745			5,189	181	0
	07/2015		RUB	240,275			4,306	0	(42)
	07/2015	$		13,453		INR	863,952	96	0
	06/2016		EUR	19,578	$		26,921	4,928	0

CBK	07/2015		CAD	564			457	5	0
	07/2015		MXN	550,817			35,325	293	0
	07/2015		RUB	325,120			5,783	0	(100)
	07/2015	$		85,138		CAD	105,080	3	(1,010)
	07/2015			205,674		EUR	182,130	0	(2,627)
	07/2015			6,359		JPY	787,800	78	0
	07/2015			6,281		MXN	95,340	0	(217)
	08/2015		CAD	103,781	$		84,062	1,005	0
	08/2015		GBP	5,144			8,103	22	0
	08/2015	$		15,623		INR	1,012,823	182	0
	09/2015		MXN	361,093	$		22,841	11	0
	04/2016		BRL	612,241			183,135	3,514	0

DUB	07/2015			31,000			9,829	7	(149)
	07/2015		GBP	94,456			144,742	0	(3,672)
	07/2015		MXN	227,042			14,951	511	0
	07/2015	$		10,071		BRL	31,000	0	(101)
	07/2015			38,102		MXN	579,426	0	(1,250)
	08/2015		EUR	16,300	$		21,835	3,654	0
	08/2015		ILS	67,453			17,454	0	(422)
	10/2015		BRL	178,000			60,098	6,326	(1,632)
	01/2016			14,121			4,900	638	0
	02/2016		EUR	10,350			13,928	2,347	0
	04/2016		BRL	31,000			9,304	210	0
	06/2016		EUR	10,773			14,750	2,653	0
	06/2016	$		12,309		EUR	9,107	0	(2,083)

FBF	07/2015		BRL	51,049	$		18,794	2,375	0
	07/2015		MXN	113,080			7,359	167	0
	07/2015		RUB	883,775			15,596	0	(395)
	07/2015	$		16,454		BRL	51,049	0	(34)
	07/2015			4,546		MXN	69,691	0	(114)
	08/2015		RUB	172,376	$		3,149	74	0
	10/2015		BRL	210,000			78,607	13,244	0
	04/2016			95,700			26,620	0	(1,452)

GLM	07/2015		AUD	16,251			12,563	25	0
	07/2015		BRL	117,971			48,418	10,474	0
	07/2015		CAD	134,216			108,044	585	0
	07/2015		EUR	270,639			295,849	0	(5,872)
	07/2015		MXN	302,031			19,798	588	0
	07/2015	$		11,572		AUD	15,170	132	0
	07/2015			38,023		BRL	117,971	0	(80)
	07/2015			22,769		CAD	28,419	0	(15)
	07/2015			257,913		JPY	31,882,619	2,598	0
	08/2015		CHF	1,687	$		1,808	1	0
	08/2015		EUR	26,740			29,940	117	0
	08/2015		JPY	30,464,819			246,652	0	(2,372)
	08/2015	$		14,192		EUR	12,656	0	(77)
	09/2015		MXN	102,285	$		6,599	132	0

HUS	07/2015		BRL	196,321			63,276	132	0
	07/2015		MXN	41,299			2,715	88	0
	07/2015		RUB	588,293			10,577	0	(67)
	07/2015	$		63,480		BRL	196,321	162	(498)
	07/2015			7,762		MXN	118,499	0	(225)
	08/2015		ILS	337,215	$		87,066	0	(2,298)
	08/2015		JPY	3,658,324			35,877	5,972	0
	09/2015		MXN	147,995			9,514	157	0

JPM	07/2015		AUD	199			153	0	(1)
	07/2015		BRL	228,079			84,214	10,855	0
	07/2015		EUR	107,479			120,804	1,044	(63)
	07/2015		RUB	1,179,168			20,723	0	(612)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	07/2015	$		74,427		BRL	228,079	$165	$(1,233)
	07/2015			1,046		CAD	1,281	0	(20)
	07/2015			26,069		EUR	23,850	548	(28)
	07/2015			3,372		GBP	2,155	19	(5)
	09/2015		KRW	28,459,576	$		25,567	193	0
	10/2015	$		12,818		BRL	42,100	286	0
	01/2016		BRL	459,198	$		157,346	18,742	0
	04/2016			94,926			28,249	404	0
	01/2018	$		1,016		BRL	3,496	0	(141)

MSB	07/2015		BRL	36,000	$		14,724	3,145	0
	07/2015		MXN	4,553			295	5	0
	07/2015		RUB	398,049			6,987	0	(215)
	07/2015	$		11,603		BRL	36,000	0	(24)
	07/2015			184,657		EUR	165,009	0	(696)
	07/2015			1,085		MXN	16,365	0	(44)
	07/2015			67,110		RUB	3,659,505	0	(896)
	08/2015		EUR	165,009	$		184,734	695	0
	08/2015		RUB	3,659,505			66,169	887	0
	08/2015		SAR	15,390			4,099	0	(5)
	08/2015	$		4,094		SAR	15,390	10	0
	09/2015		ILS	249,825	$		64,910	0	(1,306)
	01/2016		BRL	224,000			77,894	10,282	0
	06/2016		EUR	27,527			37,859	6,949	0

NAB	06/2016			59,849			82,177	14,959	0
	07/2016			45,981			62,378	10,661	0

SCX	07/2015		MXN	224,472			14,427	150	0
	07/2015	$		22,137		INR	1,424,959	210	0
	08/2015			30,966			1,998,607	222	0
	09/2015			12,274		MXN	192,467	0	(106)

SOG	07/2015		RUB	44,826	$		791	0	(20)
	08/2015			984,986			17,764	193	0

TOR	07/2015		BRL	104,717			33,764	84	0
	07/2015	$		33,751		BRL	104,717	0	(71)

UAG	07/2015		JPY	11,227,800	$		91,175	0	(567)
	07/2015		MXN	523,701			34,158	850	0
	07/2015	$		7,931		EUR	7,129	57	(40)
	07/2015			6,721		GBP	4,242	0	(56)
	07/2015			134,501		JPY	16,578,900	964	0
	07/2015			14,052		MXN	212,387	0	(544)
	08/2015		EUR	91,124	$		102,167	534	0
	09/2015		MXN	61,837			3,962	52	0
	01/2016		BRL	123,500			47,674	10,397	0

Total Forward Foreign Currency Contracts								$213,918	$(39,770)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
GLM	Call - OTC USD versus SAR	SAR	3.756	08/05/2015	$34,800	$73	$6

MSB	Call - OTC USD versus SAR		3.759	07/30/2015	11,500	36	1

						$109	$7

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.100%	01/29/2016	$	499,900	$1,880	$1,086

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750%	07/30/2015		23,000	322	1

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.100%	01/19/2016		93,500	393	205
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.150%	07/20/2015		93,800	436	47

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100%	01/30/2018		92,300	1,311	718

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.800%	01/19/2016		275,000	458	284
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500%	01/29/2016		46,500	418	134

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750%	01/29/2016	$	46,500	$721	$115
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.580%	05/12/2016		43,500	1,392	1,605
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.580%	05/23/2016		101,200	2,861	3,811

								$10,192	$8,006

Total Purchased Options								$10,301	$8,013

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.950%	08/19/2015	EUR	49,600	$(100)	$(100)

GST	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.950%	08/19/2015		53,500	(117)	(108)

							$(217)	$(208)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC EUR versus USD	$	1.145	07/30/2015	EUR 94,000	$(596)	$(568)
	Call - OTC USD versus INR	INR	65.100	07/15/2015	$ 13,500	(83)	(7)
	Put - OTC USD versus JPY	JPY	80.000	02/18/2019	2,700	(151)	(17)

BPS	Put - OTC EUR versus USD	$	1.090	08/06/2015	EUR 15,500	(148)	(148)

BRC	Put - OTC EUR versus USD		1.110	07/29/2015	5,212	(62)	(62)

CBK	Put - OTC EUR versus USD		1.110	07/29/2015	71,288	(887)	(887)
	Call - OTC USD versus ILS	ILS	4.000	07/29/2015	$ 14,100	(83)	(4)
	Call - OTC USD versus JPY	JPY	123.550	07/28/2015	40,011	(190)	(189)
	Put - OTC USD versus JPY		99.000	09/30/2015	10,600	(112)	0

DUB	Call - OTC USD versus ILS	ILS	4.000	07/27/2015	14,900	(117)	(4)

GLM	Call - OTC USD versus ILS		3.980	08/04/2015	8,500	(70)	(5)
	Call - OTC USD versus INR	INR	65.500	07/16/2015	2,100	(15)	(1)
	Call - OTC USD versus INR		65.500	07/24/2015	8,100	(52)	(6)
	Call - OTC USD versus INR		65.250	07/30/2015	11,800	(63)	(19)
	Call - OTC USD versus JPY	JPY	123.150	07/29/2015	54,100	(353)	(353)

HUS	Call - OTC USD versus INR	INR	65.000	07/02/2015	12,900	(70)	0
	Call - OTC USD versus JPY	JPY	123.400	07/28/2015	10,289	(56)	(56)

JPM	Put - OTC EUR versus USD	$	1.101	07/28/2015	EUR 32,438	(337)	(337)
	Put - OTC USD versus INR	INR	61.500	07/15/2015	$ 10,500	(55)	0
	Call - OTC USD versus INR		65.000	07/15/2015	10,500	(92)	(6)
	Put - OTC USD versus JPY	JPY	109.000	11/10/2015	20,400	(390)	(23)

MSB	Call - OTC EUR versus USD	$	1.140	07/21/2015	EUR 29,200	(175)	(153)

SOG	Put - OTC USD versus JPY	JPY	109.000	11/19/2015	$ 21,000	(358)	(27)

UAG	Call - OTC USD versus INR	INR	65.400	07/16/2015	12,200	(72)	(4)
	Put - OTC USD versus JPY	JPY	100.000	07/03/2015	7,900	(55)	0

UBS	Put - OTC EUR versus USD	$	1.104	07/28/2015	EUR 7,862	(83)	(83)

						$(4,725)	$(2,959)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949%	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$13,700	$(116)	$(7)
	Floor - OTC CPURNSA Index	216.687%	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	32,900	(293)	(20)
	Floor - OTC CPURNSA Index	217.965%	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	14,800	(191)	(10)

DUB	Floor - OTC CPURNSA Index	215.949%	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	4,900	(37)	(3)
	Floor - OTC CPURNSA Index	218.011%	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	15,400	(151)	(11)

						$(788)	$(51)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.730%	01/29/2016	$	499,900	$(710)	$(241)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.915%	01/29/2016		499,900	(1,220)	(556)

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.430%	07/30/2015		23,000	(137)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.590%	07/30/2015		23,000	(214)	0

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.700%	01/19/2016		93,500	(140)	(37)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.900%	01/19/2016		93,500	(253)	(97)
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.850%	07/20/2015		93,800	(160)	0
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000%	07/20/2015		93,800	(281)	(6)

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100%	01/30/2018		92,300	(480)	(201)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600%	01/30/2018		92,300	(835)	(407)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.500%	01/19/2016		183,100	(110)	(39)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.520%	01/19/2016		91,900	(55)	(22)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.650%	01/19/2016		183,100	(201)	(95)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.660%	01/19/2016		91,900	(92)	(50)
	Put - OTC 2-Year Interest Rate Swap (Effective 05/16/2018)	3-Month USD-LIBOR	Pay	2.500%	05/12/2016		413,700	(1,394)	(1,329)
	Put - OTC 2-Year Interest Rate Swap (Effective 05/25/2018)	3-Month USD-LIBOR	Pay	2.500%	05/23/2016		961,700	(3,005)	(3,212)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/14/2015		96,700	(1,269)	(48)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.520%	09/18/2015		308,600	(2,700)	(260)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100%	01/29/2016		46,500	(177)	(37)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300%	01/29/2016		46,500	(270)	(72)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350%	08/03/2015		103,000	(577)	(488)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	08/03/2015		103,000	(247)	(312)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.330%	01/29/2016		46,500	(295)	(28)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.540%	01/29/2016		46,500	(465)	(59)

								$(15,287)	$(7,596)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Put - OTC Fannie Mae 3.500% due 07/01/2045	$	101.906	07/07/2015	$9,000	$(31)	$(7)
	Put - OTC Fannie Mae 3.500% due 07/01/2045		102.102	07/07/2015	24,000	(79)	(27)

JPM	Put - OTC Fannie Mae 3.500% due 07/01/2045		101.770	07/07/2015	18,000	(63)	(11)
	Put - OTC Fannie Mae 3.500% due 07/01/2045		102.277	07/07/2015	25,000	(89)	(37)
	Put - OTC Fannie Mae 3.500% due 07/01/2045		102.289	07/07/2015	2,000	(7)	(3)

						$(269)	$(85)

Total Written Options						$(21,286)	$(10,899)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	0	$1,939,800	AUD	65,500	EUR	625,600	$(22,102)
Sales	42,187	4,841,800		0		358,600	(33,110)
Closing Buys	(10,574)	(374,900)		0		(43,000)	7,300
Expirations	(15,060)	(1,385,000)		(38,400)		(343,500)	17,844
Exercised	(13,544)	(248,200)		(27,100)		(239,100)	7,360

Balance at End of Period	3,009	$4,773,500	AUD	0	EUR	358,600	$(22,708)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	09/20/2015	0.841%	$	700	$(6)	$6	$0	$0
	MetLife, Inc.	1.000%	09/20/2015	0.112%		7,500	(492)	509	17	0
	MetLife, Inc.	1.000%	12/20/2015	0.112%		18,100	(865)	947	82	0
	Mexico Government International Bond	1.000%	09/20/2015	0.461%		1,200	0	2	2	0
	Mexico Government International Bond	1.000%	12/20/2016	0.647%		1,700	16	(7)	9	0
	Mexico Government International Bond	1.000%	12/20/2018	0.994%		2,200	(4)	5	1	0
	Prudential Financial, Inc.	1.000%	12/20/2015	0.111%		9,000	(263)	304	41	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Petrobras International Finance Co.	1.000%	06/20/2018	3.678%	$	700	$(101)	$49	$0	$(52)
	Petrobras International Finance Co.	1.000%	12/20/2019	4.087%		6,200	(642)	(117)	0	(759)
	Petrobras International Finance Co.	1.000%	03/20/2020	4.148%		500	(77)	12	0	(65)
	U.S. Treasury Notes	0.250%	03/20/2016	0.109%	EUR	3,800	(54)	59	5	0

BRC	Brazil Government International Bond	1.000%	09/20/2015	0.841%	$	2,300	(20)	21	1	0
	Brazil Government International Bond	1.000%	03/20/2016	0.841%		1,100	(7)	8	1	0
	Brazil Government International Bond	1.000%	06/20/2016	0.976%		18,400	(27)	36	9	0
	Brazil Government International Bond	1.000%	12/20/2016	1.302%		31,000	(781)	651	0	(130)
	China Government International Bond	1.000%	12/20/2018	0.601%		900	9	3	12	0
	Petrobras International Finance Co.	1.000%	12/20/2019	4.087%		5,000	(666)	54	0	(612)

CBK	Brazil Government International Bond	1.000%	09/20/2015	0.841%		1,000	(16)	17	1	0
	Brazil Government International Bond	1.000%	06/20/2016	0.976%		51,100	(156)	181	25	0
	China Government International Bond	1.000%	12/20/2018	0.601%		2,600	24	12	36	0
	MetLife, Inc.	1.000%	12/20/2015	0.112%		6,900	(251)	282	31	0
	Mexico Government International Bond	1.000%	09/20/2015	0.461%		1,200	(18)	20	2	0
	Mexico Government International Bond	1.000%	12/20/2018	0.994%		800	(1)	1	0	0
	Mexico Government International Bond	1.000%	12/20/2019	1.174%		10,900	65	(144)	0	(79)
	Sprint Communications, Inc.	5.000%	12/20/2019	4.001%		8,700	440	(84)	356	0

DUB	Berkshire Hathaway, Inc.	1.000%	06/20/2016	0.182%		20,700	363	(191)	172	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2017	0.288%		23,900	544	(202)	342	0
	Brazil Government International Bond	1.000%	06/20/2016	0.976%		8,100	(19)	23	4	0
	Export-Import Bank of China	1.000%	06/20/2017	0.454%		800	(34)	43	9	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.121%		4,300	53	(43)	10	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.444%		1,100	(26)	28	2	0
	Mexico Government International Bond	1.000%	03/20/2016	0.461%		15,800	(116)	182	66	0
	Mexico Government International Bond	1.000%	06/20/2016	0.527%		40,900	100	100	200	0

FBF	Brazil Government International Bond	1.000%	09/20/2015	0.841%		5,500	(69)	72	3	0
	Verizon Communications, Inc.	1.000%	09/20/2018	0.464%		500	13	(4)	9	0

GST	Japan Government International Bond	1.000%	12/20/2015	0.083%		2,800	69	(56)	13	0
	Mexico Government International Bond	1.000%	06/20/2017	0.747%		500	(5)	8	3	0
	Mexico Government International Bond	1.000%	12/20/2018	0.994%		3,200	(9)	10	1	0
	Petrobras International Finance Co.	1.000%	12/20/2019	4.087%		5,400	(598)	(63)	0	(661)
	Petrobras International Finance Co.	1.000%	03/20/2020	4.148%		400	(64)	12	0	(52)

HUS	Brazil Government International Bond	1.000%	09/20/2015	0.841%		3,300	(33)	35	2	0
	Brazil Government International Bond	1.000%	06/20/2016	0.976%		25,400	(37)	49	12	0
	Mexico Government International Bond	1.000%	09/20/2016	0.566%		1,000	6	0	6	0
	Mexico Government International Bond	1.000%	12/20/2016	0.647%		300	3	(1)	2	0
	Mexico Government International Bond	1.000%	09/20/2017	0.780%		2,400	(53)	65	12	0
	Mexico Government International Bond	1.000%	12/20/2018	0.994%		1,500	(4)	5	1	0
	Petrobras International Finance Co.	1.000%	03/20/2020	4.148%		1,500	(274)	78	0	(196)

JPM	Brazil Government International Bond	1.000%	09/20/2015	0.841%		3,300	(34)	36	2	0
	Brazil Government International Bond	1.000%	09/20/2016	1.055%		5,300	(31)	29	0	(2)
	Mexico Government International Bond	0.920%	03/20/2016	0.462%		1,200	0	7	7	0
	Mexico Government International Bond	1.000%	09/20/2016	0.566%		700	4	0	4	0
	Mexico Government International Bond	1.000%	12/20/2016	0.647%		1,600	22	(13)	9	0
	Mexico Government International Bond	1.000%	12/20/2018	0.994%		4,500	(10)	12	2	0

MYC	Mexico Government International Bond	1.000%	09/20/2016	0.566%		7,100	(33)	73	40	0
	Petrobras International Finance Co.	1.000%	12/20/2019	4.087%		4,500	(416)	(135)	0	(551)

RYL	China Government International Bond	1.000%	09/20/2016	0.248%		400	3	1	4	0
	Mexico Government International Bond	1.000%	09/20/2015	0.461%		5,400	(63)	71	8	0

UAG	Brazil Government International Bond	1.000%	09/20/2015	0.841%		700	(7)	7	0	0
	Mexico Government International Bond	1.000%	09/20/2015	0.461%		600	(8)	9	1	0
	U.S. Treasury Notes	0.250%	09/20/2015	0.109%	EUR	12,000	(180)	185	5	0

							$(4,836)	$3,259	$1,582	$(3,159)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	$1,832	$ 0	$21	$21	$0

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	4,051	0	47	47	0

					$0	$68	$68	$0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	23

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	28-Day MXN-TIIE	5.500%	09/02/2022	MXN	10,000	$(22)	$4	$0	$(18)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		12,300	(29)	12	0	(17)

							$(51)	$16	$0	$(35)

Total Swap Agreements							$(4,887)	$3,343	$1,650	$(3,194)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(j)	Securities with an aggregate market value of $777 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
AZD	$170	$0	$0	$170	$(168)	$0	$0	$(168)	$2	$0	$2
BOA	31,409	1,086	152	32,647	(1,807)	(1,389)	0	(3,196)	29,451	(29,160)	291
BPS	25,090	0	5	25,095	(4,298)	(248)	(876)	(5,422)	19,673	(21,880)	(2,207)
BRC	5,205	0	23	5,228	(42)	(62)	(742)	(846)	4,382	(4,360)	22
CBK	5,113	1	451	5,565	(3,954)	(1,117)	(79)	(5,150)	415	(3,010)	(2,595)
DUB	16,346	0	805	17,151	(9,309)	(18)	0	(9,327)	7,824	(12,800)	(4,976)
FBF	15,860	0	12	15,872	(1,995)	(34)	0	(2,029)	13,843	(14,980)	(1,137)
GLM	14,652	258	0	14,910	(8,416)	(524)	(35)	(8,975)	5,935	(4,290)	1,645
GST	0	0	38	38	0	(108)	(713)	(821)	(783)	777	(6)
HUS	6,511	0	35	6,546	(3,088)	(56)	(196)	(3,340)	3,206	(2,985)	221
JPM	32,256	718	71	33,045	(2,103)	(1,025)	(2)	(3,130)	29,915	(30,710)	(795)
MSB	21,973	1	0	21,974	(3,186)	(153)	0	(3,339)	18,635	(19,480)	(845)
MYC	0	5,949	40	5,989	0	(6,051)	(551)	(6,602)	(613)	0	(613)
NAB	25,620	0	0	25,620	0	0	0	0	25,620	(25,430)	190
RYL	0	0	12	12	0	0	0	0	12	0	12
SCX	582	0	0	582	(106)	0	0	(106)	476	(260)	216
SOG	193	0	0	193	(20)	(27)	0	(47)	146	0	146
TOR	84	0	0	84	(71)	0	0	(71)	13	(300)	(287)
UAG	12,854	0	6	12,860	(1,207)	(4)	0	(1,211)	11,649	(10,933)	716
UBS	0	0	0	0	0	(83)	0	(83)	(83)	0	(83)

Total Over the Counter	$213,918	$8,013	$1,650	$223,581	$(39,770)	$(10,899)	$(3,194)	$(53,863)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$9,238	$9,238
Swap Agreements	0	73	0	0	5,837	5,910

	$0	$73	$0	$0	$15,075	$15,148

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$213,918	$0	$213,918
Purchased Options	0	0	0	7	8,006	8,013
Swap Agreements	0	1,650	0	0	0	1,650

	$0	$1,650	$0	$213,925	$8,006	$223,581

	$0	$1,723	$0	$213,925	$23,081	$238,729

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,535	$1,535
Futures	0	0	0	0	2,578	2,578
Swap Agreements	0	79	0	0	1,747	1,826

	$0	$79	$0	$0	$5,860	$5,939

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$39,770	$0	$39,770
Written Options	0	208	0	2,959	7,732	10,899
Swap Agreements	0	3,159	0	0	35	3,194

	$0	$3,367	$0	$42,729	$7,767	$53,863

	$0	$3,446	$0	$42,729	$13,627	$59,802

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$7,447	$7,447
Futures	0	0	0	0	54970	54970
Swap Agreements	0	1,725	0	0	(61,287)	(59,562)

	$0	$1,725	$0	$0	$1,130	$2,855

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$165,638	$0	$165,638
Purchased Options	0	0	0	27	(59)	(32)
Written Options	0	296	0	1,257	3,297	4,850
Swap Agreements	0	(11800)	0	0	261	(11,539)

	$0	$(11,504)	$0	$166,922	$3,499	$158,917

	$0	$(9,779)	$0	$166,922	$4,629	$161,772

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(113)	$(113)
Futures	0	0	0	0	(34,499)	(34,499)
Swap Agreements	0	(1,037)	0	0	89,635	88,598

	$0	$(1,037)	$0	$0	$55,023	$53,986

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(10,182)	$0	$(10,182)
Purchased Options	0	0	0	(102)	(2,059)	(2,161)
Written Options	0	(285)	0	641	6,872	7,228
Swap Agreements	0	22,323	0	0	4,550	26,873

	$0	$22,038	$0	$(9,643)	$9,363	$21,758

	$0	$21,001	$0	$(9,643)	$64,386	$75,744

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	25

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

June 30, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$38,841	$0	$38,841
Corporate Bonds & Notes
Banking & Finance	0	1,495,938	21,799	1,517,737
Industrials	0	225,917	5,099	231,016
Utilities	0	317,981	0	317,981
Municipal Bonds & Notes
California	0	227,602	0	227,602
Illinois	0	2,603	0	2,603
Iowa	0	583	0	583
Mississippi	0	2,768	0	2,768
Nebraska	0	7,546	0	7,546
Nevada	0	3,151	0	3,151
New Jersey	0	40,242	0	40,242
Ohio	0	46,517	0	46,517
Texas	0	12,081	0	12,081
U.S. Government Agencies	0	2,451,168	0	2,451,168
U.S. Treasury Obligations	0	2,999,923	0	2,999,923
Mortgage-Backed Securities	0	620,902	1,636	622,538
Asset-Backed Securities	0	402,237	0	402,237
Sovereign Issues	0	1,050,408	0	1,050,408
Convertible Preferred Securities
Banking & Finance	0	12,105	0	12,105
Preferred Securities
Banking & Finance	12,990	0	0	12,990
Short-Term Instruments
Certificates of Deposit	0	22,426	0	22,426
Commercial Paper	0	324,691	0	324,691
Repurchase Agreements	0	9,800	0	9,800
U.S. Treasury Bills	0	23,329	0	23,329
	$12,990	$10,338,759	$28,534	$10,380,283

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$99,589	$0	$0	$99,589

Total Investments	$112,579	$10,338,759	$28,534	$10,479,872

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	9,238	5,810	0	15,048
Over the counter	0	223,581	0	223,581
	$9,238	$229,391	$0	$238,629

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3,252)	(2,199)	0	(5,451)
Over the counter	0	(53,863)	0	(53,863)
	$(3,252)	$(56,062)	$0	$(59,314)

Totals	$118,565	$10,512,088	$28,534	$10,659,187

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2015 (Unaudited)

1. ORGANIZATION

The PIMCO Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment  Income Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio.

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans, assignments of all or a portion of loans from third parties, or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2015, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

(iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises   The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Fund is money market and short maturity fixed income instruments. The Central Funds may incur expenses related to its investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Fund for the period ended June 30, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV III Portfolio

Fund Name	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Total Return Portfolio	$1,038,357	$2,074,870	$(3,014,100)	$(6,649)	$7,111	$99,589	$970	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral)

subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations,

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. Treasury issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another

SEMIANNUAL REPORT	JUNE 30, 2015	37

Notes to Financial Statements (Cont.)

party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s (or Acquired Funds’) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio (or Acquired Funds) could be lost through fraud or negligence.

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio (or Acquired Funds) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

SEMIANNUAL REPORT	JUNE 30, 2015	39

Notes to Financial Statements (Cont.)

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries, administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$576,453	$285,487

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio

SEMIANNUAL REPORT	JUNE 30, 2015	41

Notes to Financial Statements (Cont.)

securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$17,521,787	$15,709,431	$1,163,793	$1,376,371

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,656	$18,770	2,618	$29,228
Administrative Class	37,012	419,543	66,131	738,970
Advisor Class	20,763	234,806	34,944	390,545
Issued as reinvestment of distributions
Institutional Class	174	1,964	531	5,939
Administrative Class	6,081	68,630	13,977	156,463
Advisor Class	2,471	27,874	4,487	50,234
Cost of shares redeemed
Institutional Class	(10,023)	(113,452)	(9,374)	(104,925)
Administrative Class	(77,680)	(877,183)	(229,307)	(2,568,442)
Advisor Class	(7,700)	(87,018)	(23,345)	(261,256)
Net increase (decrease) resulting from Portfolio share transactions	(27,246)	$(306,066)	(139,338)	$(1,563,244)

As of June 30, 2015, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 40% of the Portfolio. One shareholder is a related party and comprises 14% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$10,574,224	$183,016	$(277,368)	$(94,352)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	43

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GSC	Goldman Sachs & Co.	NAB	National Australia Bank Ltd.
BOA	Bank of America N.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	TOR	Toronto Dominion Bank
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso
BRL	Brazilian Real	ILS	Israeli Shekel	RUB	Russian Ruble
CAD	Canadian Dollar	INR	Indian Rupee	SAR	Saudi Riyal
CHF	Swiss Franc	JPY	Japanese Yen	USD (or $)	United States Dollar
EUR	Euro	KRW	South Korean Won

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
ALT	Alternate Loan Trust	FSB	Federal Savings Bank	TIIE	Tasa de Interés Interbancaria de Equilibrio
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate

44	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	45

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT69SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Total Return Portfolio

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, short sale risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For

4	PIMCO VARIABLE INSURANCE TRUST

example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

SEMIANNUAL REPORT	JUNE 30, 2015	5

PIMCO Total Return Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	28.6%
U.S. Government Agencies	23.4%
Corporate Bonds & Notes	19.7%
Sovereign Issues	10.0%
Mortgage-Backed Securities	5.9%
Short-Term Instruments‡	4.6%
Other	7.8%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	10 Years	Class Inception (04/10/2000)
PIMCO Total Return Portfolio Institutional Class	0.32%	1.47%	3.74%	5.57%	6.19%
Barclays U.S. Aggregate Index±	-0.10%	1.86%	3.35%	4.44%	5.38%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.50% for Institutional Class shares.

± Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$1,003.20	$1,022.19
Expenses Paid During Period†	$2.47	$2.49
Net Annualized Expense Ratio	0.50%	0.50%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»	Long-dollar positions against the euro and the Japanese yen added to performance as both currencies depreciated against the dollar during the reporting period

»	Positions in U.S. Treasury Inflation-Protected Securities (“TIPS”) added to performance as breakeven inflation levels increased during the reporting period.

»	An underweight to investment grade corporate credit spread duration added to performance as investment grade corporate spreads widened during the reporting period.

»	Duration exposure in Germany during the last four months of the reporting period detracted from performance as German yields increased during this period.

»	Long-dollar positions against the Israeli shekel detracted from performance as this currency appreciated against the U.S. dollar during the reporting period.

»	An overweight to municipal bond spread duration detracted from performance as municipal bond spreads widened during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Total Return Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Institutional Class
Net asset value beginning of year or period	$11.20	$10.98	$11.55	$11.02	$11.08	$10.82
Net investment income (a)	0.13	0.19	0.19	0.26	0.27	0.25
Net realized/unrealized gain (loss)	(0.09)	0.29	(0.39)	0.80	0.14	0.64
Total from Investment Operations	0.04	0.48	(0.20)	1.06	0.41	0.89
Dividends from net investment income	(0.14)	(0.26)	(0.27)	(0.31)	(0.31)	(0.29)
Distributions from net realized capital gains	0.00	0.00	(0.10)	(0.22)	(0.16)	(0.34)
Total distributions	(0.14)	(0.26)	(0.37)	(0.53)	(0.47)	(0.63)
Net asset value end of year or period	$11.10	$11.20	$10.98	$11.55	$11.02	$11.08
Total return	0.32%	4.43%	(1.81)%	9.76%	3.76%	8.27%
Net assets end of year or period (000s)	$121,823	$214,717	$278,698	$482,907	$235,409	$259,876
Ratio of expenses to average net assets	0.50%*	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets excluding interest expense	0.50%*	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	2.32%*	1.73%	1.70%	2.25%	2.46%	2.24%
Portfolio turnover rate	189%	313%	305%	495%	424%	484%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	7

Statement of Assets and Liabilities PIMCO Total Return Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$10,380,283
Investments in Affiliates	99,589
Financial Derivative Instruments
Exchange-traded or centrally cleared	15,148
Over the counter	223,581
Cash	185
Deposits with counterparty	20,426
Foreign currency, at value	16,903
Receivable for investments sold	1,915,272
Receivable for Portfolio shares sold	15,308
Interest and dividends receivable	50,803
Dividends receivable from Affiliates	64
Total Assets	12,737,562

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$10,511
Payable for sale-buyback transactions	28,279
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,939
Over the counter	53,863
Payable for investments purchased	3,889,624
Payable for investments in Affiliates purchased	64
Deposits from counterparty	182,190
Payable for Portfolio shares redeemed	45,402
Accrued investment advisory fees	1,763
Accrued supervisory and administrative fees	1,763
Accrued distribution fees	530
Accrued servicing fees	725
Other liabilities	37
Total Liabilities	4,220,690

Net Assets	$8,516,872

Net Assets Consist of:
Paid in capital	$8,209,588
Undistributed net investment income	210,855
Accumulated undistributed net realized gain	17,493
Net unrealized appreciation	78,936
$8,516,872

Net Assets:
Institutional Class	$121,823
Administrative Class	5,804,810
Advisor Class	2,590,239

Shares Issued and Outstanding:
Institutional Class	10,973
Administrative Class	522,839
Advisor Class	233,303

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.10
Administrative Class	11.10
Advisor Class	11.10

Cost of Investments in securities	$10,466,011
Cost of Investments in Affiliates	$99,595
Cost of Foreign Currency Held	$16,960
Cost or Premiums of Financial Derivative Instruments, net	$(17,294)

* Includes repurchase agreements of:	$9,800

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Total Return Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest, net of foreign taxes*	$128,083
Dividends	894
Dividends from Investments in Affiliates	970
Total Income	129,947

Expenses:
Investment advisory fees	10,811
Supervisory and administrative fees	10,811
Servicing fees - Administrative Class	4,477
Distribution and/or servicing fees - Advisor Class	3,130
Trustee fees	58
Interest expense	12
Miscellaneous expense	12
Total Expenses	29,311

Net Investment Income	100,636

Net Realized Gain (Loss):
Investments in securities	(198,738)
Investments in Affiliates	(6,649)
Exchange-traded or centrally cleared financial derivative instruments	2,855
Over the counter financial derivative instruments	158,917
Foreign currency	(2,116)

Net Realized (Loss)	(45,731)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(115,551)
Investments in Affiliates	7,111
Exchange-traded or centrally cleared financial derivative instruments	53,986
Over the counter financial derivative instruments	21,758
Foreign currency assets and liabilities	(68)

Net Change in Unrealized (Depreciation)	(32,764)

Net Increase in Net Assets Resulting from Operations	$22,141

* Foreign tax withholdings	$9

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statements of Changes in Net Assets PIMCO Total Return Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$100,636	$158,082
Net realized gain (loss)	(45,731)	259,449
Net change in unrealized appreciation (depreciation)	(32,764)	9,298

Net Increase in Net Assets Resulting from Operations	22,141	426,829

Distributions to Shareholders:
From net investment income
Institutional Class	(1,990)	(5,939)
Administrative Class	(68,630)	(156,533)
Advisor Class	(27,874)	(50,234)

Total Distributions	(98,494)	(212,706)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(306,066)	(1,563,244)

Total (Decrease) in Net Assets	(382,419)	(1,349,121)

Net Assets:
Beginning of period	8,899,291	10,248,412
End of period*	$8,516,872	$8,899,291

* Including undistributed net investment income of:	$210,855	$208,713

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Total Return Portfolio

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 121.8%

BANK LOAN OBLIGATIONS 0.5%
Chrysler Group LLC
3.500% due 05/24/2017		$17,592	$17,594
Community Health Systems, Inc.
3.534% due 12/31/2018		1,191	1,191
H.J. Heinz Co.
3.250% due 06/05/2020		16,071	16,093
HCA, Inc.
2.937% due 03/31/2017		3,960	3,963

Total Bank Loan Obligations (Cost $38,861)			38,841

CORPORATE BONDS & NOTES 24.3%

BANKING & FINANCE 17.8%
ABN AMRO Bank NV
2.450% due 06/04/2020		7,600	7,563
Ally Financial, Inc.
2.750% due 01/30/2017		46,500	46,407
5.500% due 02/15/2017		12,200	12,749
American Express Bank FSB
6.000% due 09/13/2017		3,600	3,936
American Express Centurion Bank
6.000% due 09/13/2017		3,900	4,264
American International Group, Inc.
5.050% due 10/01/2015		7,300	7,374
6.250% due 03/15/2087		1,534	1,693
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)	EUR	2,100	2,609
Banco Santander Brasil S.A.
4.250% due 01/14/2016		$1,800	1,827
Banco Santander Chile
1.176% due 04/11/2017		7,900	7,883
Bank of America Corp.
0.604% due 08/15/2016		2,800	2,789
1.500% due 10/09/2015		24,800	24,859
3.700% due 09/01/2015		10,950	10,996
3.750% due 07/12/2016		6,000	6,152
4.125% due 01/22/2024		5,100	5,233
5.750% due 12/01/2017		10,000	10,898
6.500% due 08/01/2016		32,700	34,501
6.875% due 04/25/2018		31,600	35,704
Bank of America N.A.
0.745% due 11/14/2016		47,400	47,439
6.000% due 10/15/2036		1,700	2,018
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		2,100	2,300
Bank of Nova Scotia
1.950% due 01/30/2017		500	508
Barclays Bank PLC
2.250% due 05/10/2017		1,000	1,022
7.625% due 11/21/2022		800	913
7.750% due 04/10/2023		900	977
10.179% due 06/12/2021		1,900	2,523
Barclays PLC
8.000% due 12/15/2020 (d)	EUR	800	950
BBVA Bancomer S.A.
4.500% due 03/10/2016		$3,200	3,275
6.500% due 03/10/2021		6,400	6,944
7.250% due 04/22/2020		6,400	7,103
Bear Stearns Cos. LLC
6.400% due 10/02/2017		25,100	27,629
7.250% due 02/01/2018		11,200	12,687
Blackstone CQP Holdco LP
9.296% due 03/18/2019		4,495	4,615

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BNP Paribas S.A.
0.586% due 11/07/2015		$46,800	$46,831
BPCE S.A.
4.625% due 07/11/2024		2,300	2,250
Cantor Fitzgerald LP
6.500% due 06/17/2022		8,500	8,771
CIT Group, Inc.
3.875% due 02/19/2019		8,260	8,219
5.000% due 05/15/2017		3,748	3,874
5.500% due 02/15/2019		54,961	57,434
Citigroup, Inc.
0.551% due 06/09/2016		13,100	13,043
0.798% due 05/01/2017		65,200	65,014
Credit Agricole S.A.
6.500% due 06/23/2021 (d)	EUR	1,600	1,797
8.375% due 10/13/2019 (d)		$1,500	1,748
Credit Suisse
0.586% due 03/11/2016		20,800	20,794
European Investment Bank
0.500% due 08/10/2023	AUD	2,600	1,543
Export-Import Bank of India
2.432% due 03/30/2016		$5,000	5,030
Fifth Third Bancorp
0.701% due 12/20/2016		3,000	2,986
Ford Motor Credit Co. LLC
0.799% due 09/08/2017		12,400	12,335
1.700% due 05/09/2016		9,220	9,233
2.145% due 01/09/2018		34,200	34,346
3.984% due 06/15/2016		1,400	1,433
6.625% due 08/15/2017		8,900	9,767
8.000% due 12/15/2016		500	545
General Electric Capital Corp.
3.800% due 06/18/2019		8,300	8,775
6.375% due 11/15/2067		9,600	10,344
General Motors Financial Co., Inc.
2.750% due 05/15/2016		4,000	4,049
3.150% due 01/15/2020		9,400	9,446
Goldman Sachs Group, Inc.
0.954% due 05/22/2017		15,200	15,207
3.500% due 01/23/2025		3,600	3,490
3.750% due 05/22/2025		30,590	30,178
GSPA Monetization Trust
6.422% due 10/09/2029		15,541	17,184
HBOS PLC
0.787% due 09/01/2016	EUR	200	222
0.979% due 09/06/2017		$7,700	7,693
International Lease Finance Corp.
5.750% due 05/15/2016		2,300	2,360
6.750% due 09/01/2016		9,100	9,589
7.125% due 09/01/2018		7,000	7,823
8.625% due 09/15/2015		6,700	6,792
8.750% due 03/15/2017		46,600	51,102
JPMorgan Chase & Co.
0.794% due 02/15/2017		75,600	75,736
1.068% due 05/30/2017	GBP	14,500	22,498
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		$11,000	11,996
KBC Bank NV
8.000% due 01/25/2023		6,000	6,578
Korea Exchange Bank
3.125% due 06/26/2017		5,200	5,340
LBG Capital PLC
15.000% due 12/21/2019	GBP	8,900	19,892
Lloyds Bank PLC
12.000% due 12/16/2024 (d)		$42,600	61,237
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	5,400	8,774

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MetLife, Inc.
5.250% due 06/15/2020 (d)		$19,000	$18,881
Metropolitan Life Global Funding
0.411% due 06/23/2016		10,600	10,608
Mizuho Bank Ltd.
0.731% due 09/25/2017		1,600	1,598
Morgan Stanley
0.755% due 10/15/2015		700	701
National Australia Bank Ltd.
0.562% due 06/30/2017		63,500	63,569
National Bank of Canada
2.200% due 10/19/2016		2,500	2,552
Nationwide Building Society
6.250% due 02/25/2020		3,600	4,199
Navient Corp.
6.000% due 01/25/2017		4,200	4,379
8.450% due 06/15/2018		17,600	19,603
Novo Banco S.A.
2.625% due 05/08/2017	EUR	3,000	3,265
4.000% due 01/21/2019		7,700	8,574
5.875% due 11/09/2015		14,600	16,317
QNB Finance Ltd.
3.125% due 11/16/2015		$3,000	3,024
Rabobank Group
0.562% due 11/23/2016		50,600	50,649
0.609% due 04/28/2017		18,300	18,318
6.875% due 03/19/2020	EUR	7,600	9,998
11.000% due 06/30/2019 (d)		$18,800	23,899
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)		31,200	36,816
Springleaf Finance Corp.
6.900% due 12/15/2017		64,200	68,212
State Bank of India
4.500% due 07/27/2015		6,000	6,014
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		5,655	5,888
Stone Street Trust
5.902% due 12/15/2015		9,500	9,686
Turkiye Garanti Bankasi A/S
2.775% due 04/20/2016		3,100	3,103
UBS AG
0.843% due 06/01/2017		9,500	9,479
1.133% due 06/01/2020		3,400	3,394
5.125% due 05/15/2024		1,700	1,685
7.625% due 08/17/2022		1,000	1,172
Wells Fargo & Co.
7.980% due 03/15/2018 (d)		40,900	44,274
Wells Fargo Capital
5.950% due 12/01/2086		15,900	16,242

			1,517,737

INDUSTRIALS 2.7%
Amgen, Inc.
2.300% due 06/15/2016		7,700	7,787
Apple, Inc.
2.850% due 05/06/2021		4,400	4,464
Baidu, Inc.
3.000% due 06/30/2020		10,500	10,482
Baxalta, Inc.
4.000% due 06/23/2025		13,820	13,758
Braskem Finance Ltd.
5.750% due 04/15/2021		2,700	2,578
Con-way, Inc.
7.250% due 01/15/2018		2,600	2,900
CSN Islands Corp.
6.875% due 09/21/2019		2,500	2,236

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Daimler Finance North America LLC
1.300% due 07/31/2015		$11,500	$11,505
Dynegy, Inc.
6.750% due 11/01/2019		22,850	23,890
7.375% due 11/01/2022		8,100	8,525
7.625% due 11/01/2024		4,000	4,260
Gerdau Trade, Inc.
5.750% due 01/30/2021		1,900	1,957
GTL Trade Finance, Inc.
7.250% due 10/20/2017		1,400	1,523
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	6,200	3,698
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		$3,600	3,627
Kinder Morgan, Inc.
2.000% due 12/01/2017		15,700	15,635
MGM Resorts International
7.625% due 01/15/2017		3,000	3,206
National Fuel Gas Co.
5.200% due 07/15/2025		21,500	21,804
Noble Group Ltd.
4.875% due 08/05/2015		700	698
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021		4,833	5,099
Philip Morris International, Inc.
3.250% due 11/10/2024		5,600	5,511
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		4,600	4,873
Rohm & Haas Co.
6.000% due 09/15/2017		1,062	1,161
Tencent Holdings Ltd.
2.875% due 02/11/2020		32,300	32,263
3.800% due 02/11/2025		12,500	12,132
Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020		18,200	18,837
Wynn Las Vegas LLC
5.500% due 03/01/2025		6,900	6,607

			231,016

UTILITIES 3.8%
AT&T, Inc.
3.400% due 05/15/2025		13,900	13,225
4.500% due 05/15/2035		7,700	7,080
BP Capital Markets PLC
2.521% due 01/15/2020		16,400	16,512
Entergy Corp.
3.625% due 09/15/2015		12,200	12,248
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018		1,099	1,191
Majapahit Holding BV
7.250% due 06/28/2017		4,700	5,123
7.750% due 10/17/2016		3,405	3,656
7.750% due 01/20/2020		3,100	3,592
8.000% due 08/07/2019		5,100	5,890
MarkWest Energy Partners LP
4.875% due 06/01/2025		8,800	8,624
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		17,000	13,175
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		3,697	2,551
6.750% due 10/01/2023		1,838	1,324
Ooredoo International Finance Ltd.
3.375% due 10/14/2016		11,300	11,590
Petrobras Global Finance BV
1.896% due 05/20/2016		3,900	3,852
2.000% due 05/20/2016		1,200	1,189

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.415% due 01/15/2019	$4,200	$3,893
2.643% due 03/17/2017	4,900	4,810
3.163% due 03/17/2020	200	191
3.250% due 03/17/2017	9,200	9,074
3.500% due 02/06/2017	3,800	3,769
3.875% due 01/27/2016	2,600	2,614
4.375% due 05/20/2023	3,400	2,972
4.875% due 03/17/2020	2,300	2,193
5.750% due 01/20/2020	200	199
6.850% due 06/05/2115	14,600	12,107
7.875% due 03/15/2019	42,300	45,025
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	800	914
6.750% due 09/30/2019	2,000	2,367
Verizon Communications, Inc.
0.681% due 06/09/2017	15,000	14,971
2.036% due 09/14/2018	45,400	47,005
2.500% due 09/15/2016	3,772	3,834
3.000% due 11/01/2021	6,800	6,711
3.500% due 11/01/2024	30,400	29,583
3.650% due 09/14/2018	14,200	14,927

		317,981

Total Corporate Bonds & Notes (Cost $2,031,870)		2,066,734

MUNICIPAL BONDS & NOTES 4.0%

CALIFORNIA 2.7%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	2,200	2,926
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	2,700	3,673
7.043% due 04/01/2050	8,900	12,217
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,200	2,649
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	17,900	24,891
7.550% due 04/01/2039	2,000	2,893
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	23,100	33,776
7.625% due 03/01/2040	17,600	25,795
7.950% due 03/01/2036	29,300	35,490
California Statewide Communities Development Authority Revenue Bonds, Series 2010
7.550% due 05/15/2040	8,200	10,751
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	8,200	9,845
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	15,400	21,080
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	2,400	3,136
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	2,000	2,346
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	400	465

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
6.950% due 11/01/2050	$26,285	$35,669

		227,602

ILLINOIS 0.0%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	2,400	2,603

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	590	583

MISSISSIPPI 0.0%
Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.313% due 01/01/2033	2,300	2,768

NEBRASKA 0.1%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	6,500	7,546

NEVADA 0.0%
Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	2,300	3,151

NEW JERSEY 0.5%
New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2024 (b)	22,540	14,884
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	18,116	25,358

		40,242

OHIO 0.6%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	29,100	43,465
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	3,600	3,052

		46,517

TEXAS 0.1%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	9,600	12,081

Total Municipal Bonds & Notes (Cost $300,893)		343,093

U.S. GOVERNMENT AGENCIES 28.8%
Fannie Mae
0.247% due 12/25/2036 - 07/25/2037	2,250	2,133
0.437% due 05/25/2037	310	310
0.537% due 03/25/2044	1,273	1,270
0.597% due 09/25/2035	755	760
0.875% due 12/20/2017 - 05/21/2018	19,600	19,551

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.887% due 10/25/2037	$1,039	$1,056
1.250% due 01/30/2017	3,200	3,233
1.346% due 06/01/2043 - 07/01/2044	1,628	1,671
1.546% due 09/01/2040	5	5
1.700% due 04/01/2035	2,488	2,604
1.875% due 09/18/2018	2,100	2,147
1.940% due 08/01/2035	813	864
2.202% due 05/25/2035	270	280
2.310% due 08/01/2022	4,700	4,679
2.347% due 09/01/2039	23	23
2.355% due 01/01/2025	8	8
2.475% due 04/01/2019	14,493	14,872
2.670% due 08/01/2022	762	773
2.870% due 09/01/2027	6,700	6,558
3.000% due 09/01/2020 - 08/01/2045	418,263	418,835
3.330% due 11/01/2021	1,312	1,370
3.500% due 12/01/2020 - 08/01/2045	402,006	414,323
3.820% due 10/01/2032	371	400
3.873% due 11/01/2035	71	75
4.000% due 01/01/2026 - 08/01/2045	420,054	443,775
4.350% due 12/01/2036	580	618
4.500% due 08/01/2018 - 08/13/2045	340,041	367,097
4.533% due 09/01/2034	382	409
4.938% due 09/01/2035	136	145
4.980% due 08/01/2035	143	153
5.000% due 05/11/2017 (h)	1,600	1,727
5.000% due 01/01/2023 - 08/13/2045	77,805	85,986
5.375% due 06/12/2017 (h)	8,100	8,824
5.500% due 09/01/2017 - 08/01/2045	108,672	122,041
6.000% due 10/01/2016 - 08/01/2045	133,773	152,170
6.500% due 11/01/2034	63	73
7.000% due 04/25/2023 - 06/01/2032	562	638
Freddie Mac
0.636% due 11/15/2030	6	6
0.686% due 09/15/2030	6	6
0.906% due 05/15/2037	368	376
1.000% due 03/08/2017 (h)	65,200	65,613
1.000% due 09/29/2017	24,900	24,963
1.250% due 08/01/2019 - 10/02/2019	34,900	34,458
1.346% due 02/25/2045	267	272
1.750% due 05/30/2019	400	404
2.548% due 07/01/2027	1	1
2.594% due 07/01/2030	1	1
3.750% due 03/27/2019	1,700	1,846
4.000% due 04/01/2029 - 08/01/2045	98,961	104,492
4.500% due 03/01/2029 - 07/01/2045	61,783	66,692
5.500% due 10/01/2034 - 10/01/2038	4,595	5,154
6.000% due 07/01/2016 - 07/01/2045	7,832	8,896
6.500% due 06/01/2016 - 10/01/2037	84	95
7.000% due 06/15/2023	291	323
7.500% due 07/15/2030 - 03/01/2032	71	88
8.500% due 08/01/2024	4	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
0.785% due 02/16/2030	$65	$66
1.625% due 04/20/2026 - 05/20/2030	111	114
1.750% due 02/20/2027 - 02/20/2032	183	190
2.000% due 07/20/2030	3	3
3.000% due 07/01/2045	14,000	14,108
3.500% due 07/01/2045 - 08/01/2045	40,000	41,395
6.000% due 12/15/2038 - 11/15/2039	66	75
Small Business Administration
5.130% due 09/01/2023	13	14
6.290% due 01/01/2021	19	20
7.500% due 04/01/2017	36	37

Total U.S. Government Agencies (Cost $2,439,396)		2,451,168

U.S. TREASURY OBLIGATIONS 35.2%
U.S. Treasury Bonds
2.500% due 02/15/2045 (f)	50,600	44,330
2.750% due 08/15/2042	51,900	48,125
2.750% due 11/15/2042	50,200	46,494
2.875% due 05/15/2043	4,800	4,553
3.000% due 05/15/2042	54,300	52,964
3.000% due 11/15/2044	99,100	96,491
3.125% due 02/15/2042	30,100	30,133
3.125% due 02/15/2043	4,800	4,785
3.125% due 08/15/2044 (f)	148,100	147,660
3.375% due 05/15/2044	268,900	281,148
3.625% due 02/15/2044	4,300	4,707
3.750% due 11/15/2043	5,500	6,158
4.250% due 05/15/2039	35,500	42,681
4.375% due 11/15/2039	80,600	98,722
4.375% due 05/15/2040	7,300	8,954
4.500% due 08/15/2039	38,700	48,263
4.625% due 02/15/2040	9,000	11,432
6.125% due 11/15/2027	20,700	28,661
6.125% due 08/15/2029	9,200	12,997
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022	165,990	164,447
0.125% due 07/15/2022	101,850	101,031
0.125% due 01/15/2023 (h)	40,178	39,450
0.375% due 07/15/2023 (h)	37,411	37,516
0.625% due 07/15/2021	82,852	85,487
0.750% due 02/15/2042	4,502	4,112
0.750% due 02/15/2045	26,021	23,592
1.250% due 07/15/2020 (h)	17,357	18,563
1.375% due 02/15/2044	5,076	5,379
1.750% due 01/15/2028	160,924	181,856
2.000% due 01/15/2026	159,488	182,764
2.375% due 01/15/2025	152,244	178,874
2.375% due 01/15/2027	75,785	90,469
2.500% due 01/15/2029	139,725	171,829
3.625% due 04/15/2028	3,511	4,774
3.875% due 04/15/2029	28,639	40,497
U.S. Treasury Notes
2.000% due 08/31/2021 (h)	2,900	2,907
2.000% due 02/15/2025	222,800	216,168
2.125% due 05/15/2025	112,500	110,285
2.250% due 11/15/2024 (h)	271,500	269,400
2.375% due 08/15/2024 (h)(j)	29,200	29,316
2.500% due 05/15/2024 (h)(j)	11,500	11,683
2.750% due 02/15/2024 (h)	9,900	10,266

Total U.S. Treasury Obligations (Cost $3,083,863)		2,999,923

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 7.3%
ACAEC Trust
0.918% due 06/15/2024	GBP	4,368	$6,859
American Home Mortgage Investment Trust
2.423% due 02/25/2045		$1,000	1,000
Arran Residential Mortgages Funding PLC
1.391% due 05/16/2047	EUR	4,016	4,495
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049		$10,527	11,096
5.916% due 05/10/2045		6,400	6,510
Banc of America Funding Trust
2.699% due 05/25/2035		1,038	1,060
6.000% due 03/25/2037 ^		7,698	6,595
Banc of America Mortgage Trust
2.732% due 03/25/2035		8,963	8,330
2.782% due 05/25/2033		1,497	1,516
6.500% due 10/25/2031		96	101
Barclays Commercial Mortgage Securities Trust
1.336% due 05/15/2032		5,000	5,005
BCAP LLC Trust
5.401% due 03/26/2037		1,072	1,052
Bear Stearns Adjustable Rate Mortgage Trust
2.354% due 02/25/2033		10	10
2.360% due 02/25/2036		174	173
2.511% due 04/25/2033		222	225
2.522% due 01/25/2035		652	629
2.595% due 02/25/2033		43	40
2.622% due 11/25/2034		3,094	3,003
2.680% due 03/25/2035		3,690	3,731
2.724% due 01/25/2034		556	567
2.751% due 11/25/2030		1	1
2.799% due 04/25/2034		963	948
2.973% due 07/25/2034		1,104	1,077
3.008% due 01/25/2035		286	287
Bear Stearns ALT-A Trust
2.584% due 05/25/2035		2,941	2,864
2.635% due 09/25/2035		1,788	1,536
4.989% due 05/25/2036 ^		3,885	2,800
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		846	891
5.700% due 06/11/2050		7,800	8,349
5.703% due 06/11/2050		3,594	3,607
Bear Stearns Structured Products, Inc. Trust
2.331% due 12/26/2046		2,135	1,636
2.577% due 01/26/2036		3,661	2,960
Business Mortgage Finance PLC
2.567% due 02/15/2041	GBP	6,272	9,666
Chase Mortgage Finance Trust
4.561% due 01/25/2036 ^		$4,738	4,384
Citigroup Mortgage Loan Trust, Inc.
2.510% due 10/25/2035		466	462
2.614% due 05/25/2035		1,709	1,669
5.500% due 12/25/2035		4,394	3,444
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049		1,600	1,668
Countrywide Alternative Loan Trust
0.357% due 05/25/2047		3,699	3,203
0.367% due 05/25/2047		2,629	2,239
0.377% due 09/20/2046		15,026	12,474
0.377% due 09/25/2046 ^		32,345	27,888
0.387% due 05/25/2036		1,936	1,602
0.517% due 11/20/2035		12,245	9,955
1.187% due 08/25/2035 ^		7,178	5,521
6.000% due 02/25/2037 ^		12,048	9,833
Countrywide Home Loan Mortgage Pass-Through Trust
2.313% due 02/20/2036 ^		624	579
2.429% due 11/25/2034		2,224	2,117

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.494% due 02/20/2035		$3,448	$3,414
6.000% due 03/25/2037 ^		3,676	3,547
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		5,915	6,177
5.383% due 02/15/2040		431	451
Credit Suisse First Boston Mortgage Securities Corp.
4.844% due 06/25/2032		19	19
Deutsche ALT-A Securities, Inc.
0.687% due 02/25/2035		597	558
Eurosail PLC
0.871% due 06/13/2045	GBP	14,802	23,025
Extended Stay America Trust
2.958% due 12/05/2031		$1,800	1,809
First Horizon Alternative Mortgage Securities Trust
2.271% due 08/25/2035		6,122	5,379
First Horizon Mortgage Pass-Through Trust
2.564% due 10/25/2035 ^		5,806	5,122
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031		2	2
Granite Master Issuer PLC
0.387% due 12/20/2054		1,510	1,504
0.830% due 12/20/2054	GBP	1,523	2,387
Granite Mortgages PLC
0.266% due 09/20/2044	EUR	107	119
0.382% due 01/20/2044		124	139
0.949% due 01/20/2044	GBP	189	296
0.952% due 09/20/2044		848	1,326
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039		$3,082	3,243
GSR Mortgage Loan Trust
2.682% due 09/25/2035		5,341	5,366
4.947% due 11/25/2035		1,355	1,308
HarborView Mortgage Loan Trust
0.378% due 01/19/2038		5,883	5,004
0.408% due 05/19/2035		598	499
0.438% due 01/19/2036		12,845	8,893
0.848% due 01/19/2035		5,867	4,393
0.938% due 10/19/2035		4,441	3,752
2.646% due 12/19/2035 ^		5,637	4,342
2.669% due 07/19/2035		2,345	2,109
IndyMac Adjustable Rate Mortgage Trust
1.742% due 01/25/2032		2	2
IndyMac Mortgage Loan Trust
0.397% due 04/25/2046		6,630	5,265
JPMorgan Chase Commercial Mortgage Securities Trust
5.336% due 05/15/2047		6,518	6,810
5.420% due 01/15/2049		19,551	20,473
5.882% due 02/15/2051		1,770	1,884
JPMorgan Commercial Mortgage-Backed Securities Trust
5.708% due 03/18/2051		9,236	9,631
JPMorgan Mortgage Trust
2.256% due 06/25/2035		771	770
2.555% due 10/25/2036 ^		8,509	7,718
2.631% due 08/25/2034		6,197	6,243
5.750% due 01/25/2036 ^		961	859
Landmark Mortgage Securities PLC
0.849% due 04/17/2044	GBP	30,123	43,394
Marche Mutui SRL
2.248% due 01/27/2064	EUR	4,591	5,238
Marche SRL
0.398% due 10/27/2065		14,244	15,881
MASTR Adjustable Rate Mortgages Trust
0.898% due 01/25/2047 ^		$5,155	3,653
Merrill Lynch Mortgage Investors Trust
0.437% due 11/25/2035		304	286
1.184% due 10/25/2035		737	703
2.130% due 04/25/2035		7,989	7,624

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051	$5,500	$5,816
Morgan Stanley Capital Trust
5.610% due 04/15/2049	2,072	2,088
Morgan Stanley Re-REMIC Trust
5.989% due 08/12/2045	32,138	34,059
Prime Mortgage Trust
0.587% due 02/25/2019	1	1
0.587% due 02/25/2034	163	154
0.687% due 02/25/2035	6,426	6,131
Residential Accredit Loans, Inc. Trust
0.287% due 05/25/2037	14,678	11,501
0.372% due 08/25/2036	10,615	8,464
1.585% due 08/25/2036 ^	13,098	10,634
3.554% due 12/25/2035	872	756
6.000% due 09/25/2036	1,780	1,446
6.000% due 02/25/2037 ^	37,505	30,320
6.500% due 09/25/2036 ^	9,381	7,054
Residential Asset Securitization Trust
0.637% due 10/25/2035	3,208	2,746
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035	3,989	3,817
6.000% due 06/25/2037 ^	5,851	5,177
Structured Adjustable Rate Mortgage Loan Trust
0.387% due 04/25/2047	3,694	2,719
Structured Asset Mortgage Investments Trust
0.397% due 09/25/2047 ^	5,710	3,980
0.438% due 07/19/2035	2,966	2,847
0.848% due 09/19/2032	45	44
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.321% due 07/25/2032	5	5
2.516% due 02/25/2032	7	7
Suntrust Adjustable Rate Mortgage Loan Trust
2.569% due 02/25/2037 ^	4,926	4,308
Thornburg Mortgage Securities Trust
1.434% due 06/25/2047 ^	21,401	19,213
2.069% due 03/25/2037	2,652	2,344
Wachovia Bank Commercial Mortgage Trust
5.509% due 04/15/2047	3,200	3,351
Wachovia Mortgage Loan Trust LLC
2.746% due 05/20/2036 ^	8,623	7,603
WaMu Mortgage Pass-Through Certificates Trust
0.477% due 10/25/2045	582	546
1.358% due 11/25/2042	249	234
1.558% due 08/25/2042	601	573
2.148% due 05/25/2037 ^	7,932	6,538
3.847% due 12/25/2036 ^	624	583
4.525% due 07/25/2037 ^	5,135	4,793
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 12/25/2034	1,250	1,235
2.616% due 01/25/2035	1,478	1,497
2.621% due 03/25/2036	2,458	2,452
2.683% due 07/25/2036 ^	11,385	11,228

Total Mortgage-Backed Securities (Cost $596,077)		622,538

ASSET-BACKED SECURITIES 4.7%
Accredited Mortgage Loan Trust
0.317% due 02/25/2037	4,329	4,148
Argent Securities Trust
0.337% due 07/25/2036	22,450	10,396
0.377% due 03/25/2036	7,991	4,339
Bear Stearns Asset-Backed Securities Trust
0.337% due 11/25/2036	18,729	15,366
0.347% due 08/25/2036	2,151	1,879

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cadogan Square CLO BV
0.371% due 07/24/2023	EUR	27,477	$30,347
Carlyle Global Market Strategies CLO LLC
1.505% due 04/20/2022		$22,000	22,001
Citigroup Mortgage Loan Trust, Inc.
0.497% due 12/25/2035		3,908	3,656
Countrywide Asset-Backed Certificates
0.317% due 11/25/2037		5,381	5,359
0.335% due 01/25/2037		4,548	4,341
0.357% due 06/25/2037		6,818	6,412
0.407% due 06/25/2047		13,037	8,250
0.417% due 05/25/2037		7,700	4,870
0.587% due 06/25/2036		6,900	5,001
Countrywide Asset-Backed Certificates Trust
0.987% due 08/25/2047		3,000	2,593
Credit-Based Asset Servicing and Securitization LLC
0.245% due 11/25/2036		534	303
EMC Mortgage Loan Trust
0.927% due 05/25/2040		178	162
First Franklin Mortgage Loan Trust
0.677% due 09/25/2035		2,673	2,614
Fremont Home Loan Trust
0.247% due 01/25/2037		96	50
GSAA Trust
5.995% due 03/25/2046 ^		15,238	11,710
Hillmark Funding Ltd.
0.531% due 05/21/2021		16,594	16,375
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.327% due 11/25/2036		9,919	7,956
JPMorgan Mortgage Acquisition Corp.
0.595% due 10/25/2035 ^		7,500	6,173
JPMorgan Mortgage Acquisition Trust
0.247% due 03/25/2047		475	470
0.447% due 03/25/2037		2,000	1,546
Lehman XS Trust
0.365% due 06/25/2036		5,411	3,880
Lockwood Grove CLO Ltd.
1.622% due 01/25/2024		16,400	16,381
Long Beach Mortgage Loan Trust
3.187% due 11/25/2032		43	37
MASTR Asset-Backed Securities Trust
0.427% due 03/25/2036		7,515	4,698
0.477% due 12/25/2035		9,550	8,592
Merrill Lynch Mortgage Investors Trust
0.347% due 05/25/2037		31,691	21,755
Morgan Stanley ABS Capital, Inc. Trust
0.437% due 08/25/2036		19,195	11,985
Motor PLC
0.667% due 08/25/2021		337	337
NovaStar Mortgage Funding Trust
0.427% due 11/25/2036		3,979	1,919
Option One Mortgage Loan Trust Asset-Backed Certificates
0.647% due 11/25/2035		11,500	8,562
Panther CDO BV
0.364% due 10/15/2084	EUR	26,452	28,207
Penta CLO S.A.
0.268% due 06/04/2024		1,300	1,435
RAAC Trust
0.527% due 02/25/2036		$1,400	1,260
Renaissance Home Equity Loan Trust
5.586% due 11/25/2036		22,180	13,447
Residential Asset Securities Corp. Trust
0.347% due 06/25/2036		6,492	6,255
0.387% due 02/25/2036		881	873
0.427% due 09/25/2036		13,800	12,193

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.437% due 04/25/2037		$7,900	$7,217
0.515% due 12/25/2035		6,652	4,722
0.587% due 02/25/2036		6,800	5,518
1.057% due 05/25/2035		1,397	1,360
Securitized Asset-Backed Receivables LLC Trust
0.317% due 05/25/2037 ^		1,673	1,189
SG Mortgage Securities Trust
0.457% due 02/25/2036		3,200	1,771
SLM Private Education Loan Trust
2.836% due 12/16/2019		625	630
SLM Student Loan Trust
0.246% due 12/15/2023	EUR	10,780	11,842
Soundview Home Loan Trust
0.297% due 02/25/2037		$2,183	924
0.437% due 11/25/2036		19,177	13,376
Specialty Underwriting & Residential Finance Trust
0.337% due 11/25/2037		21,500	11,864
Structured Asset Securities Corp. Mortgage Loan Trust
0.357% due 12/25/2036		13,590	12,052
Washington Mutual Asset-Backed Certificates Trust
0.427% due 05/25/2036		13,945	10,000
Wells Fargo Home Equity Asset-Backed Securities Trust
0.777% due 11/25/2035		1,800	1,639

Total Asset-Backed Securities (Cost $386,326)			402,237

SOVEREIGN ISSUES 12.3%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	300	362
Autonomous Community of Valencia
4.375% due 07/16/2015		700	785
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		$3,200	3,232
4.125% due 09/15/2017	EUR	2,300	2,673
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2015 (b)	BRL	645,500	200,622
0.000% due 01/01/2016 (b)		904,698	271,845
0.000% due 04/01/2016 (b)		848,026	246,608
0.000% due 01/01/2017 (b)		16,000	4,227
Cyprus Government International Bond
4.625% due 02/03/2020	EUR	1,500	1,740
Export-Import Bank of Korea
4.000% due 01/29/2021		$5,100	5,439
4.125% due 09/09/2015		12,000	12,078
5.125% due 06/29/2020		2,100	2,357
Korea Development Bank
3.250% due 09/20/2016		2,400	2,460
4.375% due 08/10/2015		5,400	5,421
Korea Housing Finance Corp.
4.125% due 12/15/2015		2,100	2,131
Mexico Government International Bond
8.000% due 06/11/2020	MXN	514,400	36,746
10.000% due 12/05/2024		147,500	12,040
Province of Ontario
1.600% due 09/21/2016		$300	304
1.650% due 09/27/2019		2,800	2,789
3.000% due 07/16/2018		3,700	3,881
3.150% due 06/02/2022	CAD	7,600	6,565
4.000% due 10/07/2019		$700	765
4.000% due 06/02/2021	CAD	21,400	19,378
4.200% due 03/08/2018		1,100	958
4.200% due 06/02/2020		12,500	11,325
4.300% due 03/08/2017		900	763
4.400% due 06/02/2019		5,600	5,038
4.400% due 04/14/2020		$600	667
5.500% due 06/02/2018	CAD	2,300	2,081

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Province of Quebec
2.750% due 08/25/2021		$17,100	$17,504
3.500% due 07/29/2020		3,000	3,216
3.500% due 12/01/2022	CAD	6,300	5,556
3.750% due 09/01/2024		4,800	4,274
4.250% due 12/01/2021		21,200	19,511
4.500% due 12/01/2017		700	609
4.500% due 12/01/2020		2,500	2,309
Republic of Germany
2.500% due 07/04/2044	EUR	4,000	5,444
2.500% due 08/15/2046		5,700	7,787
3.250% due 07/04/2042		400	613
4.250% due 07/04/2039		42,600	73,581
4.750% due 07/04/2040		3,400	6,331
Slovenia Government International Bond
5.250% due 02/18/2024		$10,500	11,497
5.500% due 10/26/2022		3,900	4,340
Spain Government International Bond
2.150% due 10/31/2025	EUR	11,400	12,355
3.800% due 04/30/2024		8,100	10,201

Total Sovereign Issues (Cost $1,182,925)			1,050,408

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Wells Fargo & Co.
7.500% (d)		10,300	12,105

Total Convertible Preferred Securities (Cost $12,412)			12,105

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
GMAC Capital Trust
8.125% due 02/15/2040		500,000	12,990

Total Preferred Securities (Cost $13,075)			12,990

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.5%

CERTIFICATES OF DEPOSIT 0.3%
Banco Bilbao Vizcaya Argentaria S.A.
1.126% due 05/16/2016		$22,500	22,426

COMMERCIAL PAPER 3.8%
Duke Energy Corp.
0.430% due 07/13/2015		10,300	10,299
Edison International
0.460% due 07/08/2015		5,000	5,000
ENI Finance USA, Inc.
0.550% due 07/23/2015		17,200	17,194
Entergy Corp.
0.950% due 08/24/2015		6,100	6,091
0.950% due 08/27/2015		4,400	4,393
Ford Motor Credit Co.
0.820% due 09/03/2015		13,000	12,988
0.830% due 07/27/2015		4,600	4,597
Glencore Funding LLC
0.560% due 07/10/2015		8,600	8,599
0.560% due 07/15/2015		17,800	17,796
Hyundai Capital America
0.480% due 07/27/2015		12,900	12,896

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mondelez International, Inc.
0.450% due 07/10/2015	$36,600	$36,596
0.460% due 07/08/2015	56,700	56,695
Nationwide Building Society
0.430% due 08/27/2015	13,100	13,091
Pacific Gas & Electric Co.
0.450% due 07/07/2015	17,000	16,999
0.450% due 07/08/2015	8,700	8,699
Southwestern Energy Co.
1.014% due 07/06/2015	8,600	8,599
Thermo Fisher Scientific, Inc.
0.940% due 08/24/2015	20,800	20,771
Volvo Group Treasury N.A.
0.500% due 07/06/2015	8,900	8,899
Williams Partners LP
0.510% due 07/10/2015	13,800	13,798
0.520% due 07/13/2015	8,600	8,598
0.550% due 07/15/2015	32,100	32,093

		324,691

REPURCHASE AGREEMENTS (e) 0.1%
		9,800

U.S. TREASURY BILLS 0.3%
0.008% due 08/06/2015 - 11/12/2015 (a)(f)(h)	23,330	23,329

Total Short-Term Instruments (Cost $380,313)		380,246

Total Investments in Securities (Cost $10,466,011)		10,380,283

	SHARES
INVESTMENTS IN AFFILIATES 1.2%

SHORT-TERM INSTRUMENTS 1.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.2%
PIMCO Short-Term Floating NAV Portfolio III	10,041,228	99,589

Total Short-Term Investments (Cost $99,595)		99,589

Total Investments in Affiliates (Cost $99,595)		99,589

Total Investments 123.0% (Cost $10,565,606)		$10,479,872

Financial Derivative Instruments (g)(i) 2.1% (Cost or Premiums, net $(17,294))		178,927

Other Assets and Liabilities, net (25.1%)		(2,141,927)

Net Assets 100.0%		$8,516,872

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon bond.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
JPS	0.250%	06/30/2015	07/01/2015	$9,800	U.S. Treasury Bonds 3.750% due 11/15/2043	$(10,017)	$9,800	$9,800

Total Repurchase Agreements						$(10,017)	$9,800	$9,800

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
JPS	0.250%	06/01/2015	07/13/2015	$(735)	$(735)
	0.450%	06/30/2015	07/01/2015	(9,776)	(9,776)

Total Reverse Repurchase Agreements					$(10,511)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
GSC	0.260%	06/15/2015	07/06/2015	$(28,265)	$(28,279)

Total Sale-Buyback Transactions					$(28,279)

(2)	The average amount of borrowings outstanding during the period ended June 30, 2015 was $100,023 at a weighted average interest rate of (0.237%).
(3)	Payable for sale-buyback transactions includes $10 of deferred price drop.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(f)	Securities with an aggregate market value of $48,053 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
JPS	$9,800	$(10,511)	$0	$0	$(711)	$318	$(393)

Master Securities Forward Transaction Agreement
GSC	0	0	(28,279)	0	(28,279)	27,829	450

Total Borrowings and Other Financing Transactions	$9,800	$(10,511)	$(28,279)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note August Futures	$125.000	07/24/2015	611	$(260)	$(257)
Put - CBOT U.S. Treasury 10-Year Note August Futures	125.500	07/24/2015	356	(211)	(210)
Call - CBOT U.S. Treasury 10-Year Note August Futures	126.500	07/24/2015	509	(319)	(350)
Call - CBOT U.S. Treasury 10-Year Note August Futures	127.000	07/24/2015	1,022	(433)	(511)
Call - CBOT U.S. Treasury 10-Year Note August Futures	127.500	07/24/2015	511	(199)	(207)

				$(1,422)	$(1,535)

Total Written Options				$(1,422)	$(1,535)

FUTURES CONTRACTS:

	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	1,890	$(1,160)	$47	$0
90-Day Eurodollar June Futures	Short	06/2016	8,655	(1,613)	108	0
90-Day Eurodollar June Futures	Short	06/2017	5,252	(1,521)	66	0
90-Day Eurodollar March Futures	Short	03/2017	2,773	(702)	35	0
90-Day Eurodollar March Futures	Short	03/2018	2,658	(413)	33	0
90-Day Eurodollar September Futures	Long	09/2015	1,381	(7)	0	(7)
90-Day Eurodollar September Futures	Short	09/2016	4,741	(1,876)	119	0
90-Day Eurodollar September Futures	Short	09/2017	1,401	(343)	17	0
Australia Government 10-Year Bond September Futures	Long	09/2015	116	57	170	(49)
Call Options Strike @ EUR 153.500 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	334	111	130	(19)
Call Options Strike @ EUR 154.000 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	573	105	136	(31)
Call Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	916	(6)	28	(34)
Call Options Strike @ EUR 155.000 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	702	25	39	(15)
Canada Government 10-Year Bond September Futures	Short	09/2015	468	(361)	0	(899)
Euro-Bobl September Futures	Long	09/2015	531	145	438	0
Euro-BTP Italy Government Bond September Futures	Long	09/2015	305	226	226	0
Euro-Bund 10-Year Bond September Futures	Long	09/2015	2,853	(4,578)	7,395	0
Euro-Buxl 30-Year Bond September Futures	Long	09/2015	43	(472)	170	0
U.S. Treasury 5-Year Note September Futures	Long	09/2015	846	160	0	(33)
U.S. Treasury 10-Year Note September Futures	Long	09/2015	1,019	699	0	(32)
U.S. Treasury 30-Year Bond September Futures	Short	09/2015	1,291	(1,002)	81	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2016	67	(17)	0	(12)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2017	1,486	233	0	(350)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2017	4,624	969	0	(999)
United Kingdom Long Gilt September Futures	Short	09/2015	44	106	0	(98)

Total Futures Contracts				$(11,235)	$9,238	$(2,578)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized Appreciation	Variation Margin
							Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$	61,479	$3,916	$87	$63	$(52)
iTraxx Europe Crossover 23 5-Year Index	5.000%	06/20/2020	EUR	46,000	3,939	49	10	(27)

					$7,855	$136	$73	$(79)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	06/17/2016	$	135,500	$(254)	$(106)	$4	$0
Receive	3-Month USD-LIBOR	2.000%	12/16/2019		38,600	(294)	(88)	10	0
Receive	3-Month USD-LIBOR	2.250%	12/16/2022		351,400	1,479	(452)	53	0
Receive	3-Month USD-LIBOR	2.500%	12/16/2025		110,400	868	(197)	60	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		229,000	7,944	(7,804)	461	0
Receive	3-Month USD-LIBOR	2.750%	12/16/2045		537,900	27,606	(965)	1,681	0
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	19,900	988	5	27	(22)
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017	GBP	190,100	(1,639)	508	0	(468)
Receive	6-Month GBP-LIBOR	1.880%	10/05/2017		73,900	(1,448)	367	0	(188)
Receive	6-Month GBP-LIBOR	1.500%	12/16/2017		46,600	(205)	(100)	0	(132)
Receive	6-Month GBP-LIBOR	1.500%	03/16/2018		144,200	(38)	103	0	(449)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	524,400	753	(286)	23	0
Pay	28-Day MXN-TIIE	5.700%	01/18/2019		230,000	435	(75)	47	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		159,000	(45)	(156)	45	0
Pay	28-Day MXN-TIIE	5.270%	02/05/2020		2,698,500	468	776	854	0
Pay	28-Day MXN-TIIE	5.615%	06/02/2020		542,200	464	149	121	0
Pay	28-Day MXN-TIIE	6.350%	06/02/2021		28,000	70	5	12	0
Pay	28-Day MXN-TIIE	5.608%	10/08/2021		159,700	(74)	34	72	0
Pay	28-Day MXN-TIIE	5.430%	11/17/2021		3,956,400	(4,571)	64	1,797	0
Pay	28-Day MXN-TIIE	5.920%	12/08/2021		39,800	25	25	18	0
Pay	28-Day MXN-TIIE	5.795%	12/10/2021		27,400	4	(22)	13	0
Pay	28-Day MXN-TIIE	5.850%	12/21/2021		91,400	25	(226)	42	0
Pay	28-Day MXN-TIIE	5.375%	01/07/2022		282,600	(421)	(652)	130	0
Pay	28-Day MXN-TIIE	5.500%	09/02/2022		185,800	(324)	126	93	0
Pay	28-Day MXN-TIIE	6.530%	06/05/2025		293,500	271	123	104	0
Pay	28-Day MXN-TIIE	6.360%	06/09/2025		101,100	2	2	70	0

						$32,089	$(8,842)	$5,737	$(1,259)

Total Swap Agreements						$39,944	$(8,706)	$5,810	$(1,338)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(h)	Securities with an aggregate market value of $129,864 and cash of $20,402 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (4)		Total	Market Value	Variation Margin Liability (4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$9,238	$5,910	$15,148	$(1,535)	$(2,578)	$(1,826)	$(5,939)

(4)	Unsettled variation margin asset of $100 and liability of $(488) for closed swap agreements is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	07/2015	$		138,531		GBP	88,059	$0	$(168)
	08/2015		GBP	88,059	$		138,502	170	0

BOA	07/2015		MXN	127,154			8,094	7	0
	07/2015	$		20,332		MXN	307,410	0	(780)
	08/2015		EUR	18,300	$		24,474	4,062	0
	08/2015		JPY	1,014,812			10,000	1,705	0
	06/2016		EUR	104,144			142,587	25,635	0
	06/2016	$		6,094		EUR	4,512	0	(1,027)

BPS	07/2015		JPY	39,479,919	$		319,516	0	(3,072)
	07/2015		MXN	162,969			10,504	139	0
	07/2015	$		11,810		JPY	1,458,400	107	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	07/2015	$		34,924		MXN	529,837	$0	$(1,226)
	10/2015		BRL	299,600	$		108,942	15,690	0
	01/2016			98,000			38,066	8,485	0
	07/2017			6,300			2,163	521	0
	01/2018			3,496			1,022	148	0

BRC	07/2015		MXN	78,745			5,189	181	0
	07/2015		RUB	240,275			4,306	0	(42)
	07/2015	$		13,453		INR	863,952	96	0
	06/2016		EUR	19,578	$		26,921	4,928	0

CBK	07/2015		CAD	564			457	5	0
	07/2015		MXN	550,817			35,325	293	0
	07/2015		RUB	325,120			5,783	0	(100)
	07/2015	$		85,138		CAD	105,080	3	(1,010)
	07/2015			205,674		EUR	182,130	0	(2,627)
	07/2015			6,359		JPY	787,800	78	0
	07/2015			6,281		MXN	95,340	0	(217)
	08/2015		CAD	103,781	$		84,062	1,005	0
	08/2015		GBP	5,144			8,103	22	0
	08/2015	$		15,623		INR	1,012,823	182	0
	09/2015		MXN	361,093	$		22,841	11	0
	04/2016		BRL	612,241			183,135	3,514	0

DUB	07/2015			31,000			9,829	7	(149)
	07/2015		GBP	94,456			144,742	0	(3,672)
	07/2015		MXN	227,042			14,951	511	0
	07/2015	$		10,071		BRL	31,000	0	(101)
	07/2015			38,102		MXN	579,426	0	(1,250)
	08/2015		EUR	16,300	$		21,835	3,654	0
	08/2015		ILS	67,453			17,454	0	(422)
	10/2015		BRL	178,000			60,098	6,326	(1,632)
	01/2016			14,121			4,900	638	0
	02/2016		EUR	10,350			13,928	2,347	0
	04/2016		BRL	31,000			9,304	210	0
	06/2016		EUR	10,773			14,750	2,653	0
	06/2016	$		12,309		EUR	9,107	0	(2,083)

FBF	07/2015		BRL	51,049	$		18,794	2,375	0
	07/2015		MXN	113,080			7,359	167	0
	07/2015		RUB	883,775			15,596	0	(395)
	07/2015	$		16,454		BRL	51,049	0	(34)
	07/2015			4,546		MXN	69,691	0	(114)
	08/2015		RUB	172,376	$		3,149	74	0
	10/2015		BRL	210,000			78,607	13,244	0
	04/2016			95,700			26,620	0	(1,452)

GLM	07/2015		AUD	16,251			12,563	25	0
	07/2015		BRL	117,971			48,418	10,474	0
	07/2015		CAD	134,216			108,044	585	0
	07/2015		EUR	270,639			295,849	0	(5,872)
	07/2015		MXN	302,031			19,798	588	0
	07/2015	$		11,572		AUD	15,170	132	0
	07/2015			38,023		BRL	117,971	0	(80)
	07/2015			22,769		CAD	28,419	0	(15)
	07/2015			257,913		JPY	31,882,619	2,598	0
	08/2015		CHF	1,687	$		1,808	1	0
	08/2015		EUR	26,740			29,940	117	0
	08/2015		JPY	30,464,819			246,652	0	(2,372)
	08/2015	$		14,192		EUR	12,656	0	(77)
	09/2015		MXN	102,285	$		6,599	132	0

HUS	07/2015		BRL	196,321			63,276	132	0
	07/2015		MXN	41,299			2,715	88	0
	07/2015		RUB	588,293			10,577	0	(67)
	07/2015	$		63,480		BRL	196,321	162	(498)
	07/2015			7,762		MXN	118,499	0	(225)
	08/2015		ILS	337,215	$		87,066	0	(2,298)
	08/2015		JPY	3,658,324			35,877	5,972	0
	09/2015		MXN	147,995			9,514	157	0

JPM	07/2015		AUD	199			153	0	(1)
	07/2015		BRL	228,079			84,214	10,855	0
	07/2015		EUR	107,479			120,804	1,044	(63)
	07/2015		RUB	1,179,168			20,723	0	(612)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	07/2015	$		74,427		BRL	228,079	$165	$(1,233)
	07/2015			1,046		CAD	1,281	0	(20)
	07/2015			26,069		EUR	23,850	548	(28)
	07/2015			3,372		GBP	2,155	19	(5)
	09/2015		KRW	28,459,576	$		25,567	193	0
	10/2015	$		12,818		BRL	42,100	286	0
	01/2016		BRL	459,198	$		157,346	18,742	0
	04/2016			94,926			28,249	404	0
	01/2018	$		1,016		BRL	3,496	0	(141)

MSB	07/2015		BRL	36,000	$		14,724	3,145	0
	07/2015		MXN	4,553			295	5	0
	07/2015		RUB	398,049			6,987	0	(215)
	07/2015	$		11,603		BRL	36,000	0	(24)
	07/2015			184,657		EUR	165,009	0	(696)
	07/2015			1,085		MXN	16,365	0	(44)
	07/2015			67,110		RUB	3,659,505	0	(896)
	08/2015		EUR	165,009	$		184,734	695	0
	08/2015		RUB	3,659,505			66,169	887	0
	08/2015		SAR	15,390			4,099	0	(5)
	08/2015	$		4,094		SAR	15,390	10	0
	09/2015		ILS	249,825	$		64,910	0	(1,306)
	01/2016		BRL	224,000			77,894	10,282	0
	06/2016		EUR	27,527			37,859	6,949	0

NAB	06/2016			59,849			82,177	14,959	0
	07/2016			45,981			62,378	10,661	0

SCX	07/2015		MXN	224,472			14,427	150	0
	07/2015	$		22,137		INR	1,424,959	210	0
	08/2015			30,966			1,998,607	222	0
	09/2015			12,274		MXN	192,467	0	(106)

SOG	07/2015		RUB	44,826	$		791	0	(20)
	08/2015			984,986			17,764	193	0

TOR	07/2015		BRL	104,717			33,764	84	0
	07/2015	$		33,751		BRL	104,717	0	(71)

UAG	07/2015		JPY	11,227,800	$		91,175	0	(567)
	07/2015		MXN	523,701			34,158	850	0
	07/2015	$		7,931		EUR	7,129	57	(40)
	07/2015			6,721		GBP	4,242	0	(56)
	07/2015			134,501		JPY	16,578,900	964	0
	07/2015			14,052		MXN	212,387	0	(544)
	08/2015		EUR	91,124	$		102,167	534	0
	09/2015		MXN	61,837			3,962	52	0
	01/2016		BRL	123,500			47,674	10,397	0

Total Forward Foreign Currency Contracts								$213,918	$(39,770)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
GLM	Call - OTC USD versus SAR	SAR	3.756	08/05/2015	$34,800	$73	$6

MSB	Call - OTC USD versus SAR		3.759	07/30/2015	11,500	36	1

						$109	$7

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.100%	01/29/2016	$	499,900	$1,880	$1,086

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750%	07/30/2015		23,000	322	1

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.100%	01/19/2016		93,500	393	205
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.150%	07/20/2015		93,800	436	47

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100%	01/30/2018		92,300	1,311	718

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.800%	01/19/2016		275,000	458	284
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500%	01/29/2016		46,500	418	134

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750%	01/29/2016	$	46,500	$721	$115
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.580%	05/12/2016		43,500	1,392	1,605
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.580%	05/23/2016		101,200	2,861	3,811

								$10,192	$8,006

Total Purchased Options								$10,301	$8,013

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.950%	08/19/2015	EUR	49,600	$(100)	$(100)

GST	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.950%	08/19/2015		53,500	(117)	(108)

							$(217)	$(208)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC EUR versus USD	$	1.145	07/30/2015	EUR 94,000	$(596)	$(568)
	Call - OTC USD versus INR	INR	65.100	07/15/2015	$ 13,500	(83)	(7)
	Put - OTC USD versus JPY	JPY	80.000	02/18/2019	2,700	(151)	(17)

BPS	Put - OTC EUR versus USD	$	1.090	08/06/2015	EUR 15,500	(148)	(148)

BRC	Put - OTC EUR versus USD		1.110	07/29/2015	5,212	(62)	(62)

CBK	Put - OTC EUR versus USD		1.110	07/29/2015	71,288	(887)	(887)
	Call - OTC USD versus ILS	ILS	4.000	07/29/2015	$ 14,100	(83)	(4)
	Call - OTC USD versus JPY	JPY	123.550	07/28/2015	40,011	(190)	(189)
	Put - OTC USD versus JPY		99.000	09/30/2015	10,600	(112)	0

DUB	Call - OTC USD versus ILS	ILS	4.000	07/27/2015	14,900	(117)	(4)

GLM	Call - OTC USD versus ILS		3.980	08/04/2015	8,500	(70)	(5)
	Call - OTC USD versus INR	INR	65.500	07/16/2015	2,100	(15)	(1)
	Call - OTC USD versus INR		65.500	07/24/2015	8,100	(52)	(6)
	Call - OTC USD versus INR		65.250	07/30/2015	11,800	(63)	(19)
	Call - OTC USD versus JPY	JPY	123.150	07/29/2015	54,100	(353)	(353)

HUS	Call - OTC USD versus INR	INR	65.000	07/02/2015	12,900	(70)	0
	Call - OTC USD versus JPY	JPY	123.400	07/28/2015	10,289	(56)	(56)

JPM	Put - OTC EUR versus USD	$	1.101	07/28/2015	EUR 32,438	(337)	(337)
	Put - OTC USD versus INR	INR	61.500	07/15/2015	$ 10,500	(55)	0
	Call - OTC USD versus INR		65.000	07/15/2015	10,500	(92)	(6)
	Put - OTC USD versus JPY	JPY	109.000	11/10/2015	20,400	(390)	(23)

MSB	Call - OTC EUR versus USD	$	1.140	07/21/2015	EUR 29,200	(175)	(153)

SOG	Put - OTC USD versus JPY	JPY	109.000	11/19/2015	$ 21,000	(358)	(27)

UAG	Call - OTC USD versus INR	INR	65.400	07/16/2015	12,200	(72)	(4)
	Put - OTC USD versus JPY	JPY	100.000	07/03/2015	7,900	(55)	0

UBS	Put - OTC EUR versus USD	$	1.104	07/28/2015	EUR 7,862	(83)	(83)

						$(4,725)	$(2,959)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949%	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$13,700	$(116)	$(7)
	Floor - OTC CPURNSA Index	216.687%	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	32,900	(293)	(20)
	Floor - OTC CPURNSA Index	217.965%	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	14,800	(191)	(10)

DUB	Floor - OTC CPURNSA Index	215.949%	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	4,900	(37)	(3)
	Floor - OTC CPURNSA Index	218.011%	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	15,400	(151)	(11)

						$(788)	$(51)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.730%	01/29/2016	$	499,900	$(710)	$(241)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.915%	01/29/2016		499,900	(1,220)	(556)

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.430%	07/30/2015		23,000	(137)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.590%	07/30/2015		23,000	(214)	0

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.700%	01/19/2016		93,500	(140)	(37)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.900%	01/19/2016		93,500	(253)	(97)
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.850%	07/20/2015		93,800	(160)	0
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000%	07/20/2015		93,800	(281)	(6)

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100%	01/30/2018		92,300	(480)	(201)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600%	01/30/2018		92,300	(835)	(407)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.500%	01/19/2016		183,100	(110)	(39)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.520%	01/19/2016		91,900	(55)	(22)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.650%	01/19/2016		183,100	(201)	(95)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.660%	01/19/2016		91,900	(92)	(50)
	Put - OTC 2-Year Interest Rate Swap (Effective 05/16/2018)	3-Month USD-LIBOR	Pay	2.500%	05/12/2016		413,700	(1,394)	(1,329)
	Put - OTC 2-Year Interest Rate Swap (Effective 05/25/2018)	3-Month USD-LIBOR	Pay	2.500%	05/23/2016		961,700	(3,005)	(3,212)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/14/2015		96,700	(1,269)	(48)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.520%	09/18/2015		308,600	(2,700)	(260)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100%	01/29/2016		46,500	(177)	(37)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300%	01/29/2016		46,500	(270)	(72)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350%	08/03/2015		103,000	(577)	(488)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	08/03/2015		103,000	(247)	(312)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.330%	01/29/2016		46,500	(295)	(28)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.540%	01/29/2016		46,500	(465)	(59)

								$(15,287)	$(7,596)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Put - OTC Fannie Mae 3.500% due 07/01/2045	$	101.906	07/07/2015	$9,000	$(31)	$(7)
	Put - OTC Fannie Mae 3.500% due 07/01/2045		102.102	07/07/2015	24,000	(79)	(27)

JPM	Put - OTC Fannie Mae 3.500% due 07/01/2045		101.770	07/07/2015	18,000	(63)	(11)
	Put - OTC Fannie Mae 3.500% due 07/01/2045		102.277	07/07/2015	25,000	(89)	(37)
	Put - OTC Fannie Mae 3.500% due 07/01/2045		102.289	07/07/2015	2,000	(7)	(3)

						$(269)	$(85)

Total Written Options						$(21,286)	$(10,899)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	0	$1,939,800	AUD	65,500	EUR	625,600	$(22,102)
Sales	42,187	4,841,800		0		358,600	(33,110)
Closing Buys	(10,574)	(374,900)		0		(43,000)	7,300
Expirations	(15,060)	(1,385,000)		(38,400)		(343,500)	17,844
Exercised	(13,544)	(248,200)		(27,100)		(239,100)	7,360

Balance at End of Period	3,009	$4,773,500	AUD	0	EUR	358,600	$(22,708)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	09/20/2015	0.841%	$	700	$(6)	$6	$0	$0
	MetLife, Inc.	1.000%	09/20/2015	0.112%		7,500	(492)	509	17	0
	MetLife, Inc.	1.000%	12/20/2015	0.112%		18,100	(865)	947	82	0
	Mexico Government International Bond	1.000%	09/20/2015	0.461%		1,200	0	2	2	0
	Mexico Government International Bond	1.000%	12/20/2016	0.647%		1,700	16	(7)	9	0
	Mexico Government International Bond	1.000%	12/20/2018	0.994%		2,200	(4)	5	1	0
	Prudential Financial, Inc.	1.000%	12/20/2015	0.111%		9,000	(263)	304	41	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Petrobras International Finance Co.	1.000%	06/20/2018	3.678%	$	700	$(101)	$49	$0	$(52)
	Petrobras International Finance Co.	1.000%	12/20/2019	4.087%		6,200	(642)	(117)	0	(759)
	Petrobras International Finance Co.	1.000%	03/20/2020	4.148%		500	(77)	12	0	(65)
	U.S. Treasury Notes	0.250%	03/20/2016	0.109%	EUR	3,800	(54)	59	5	0

BRC	Brazil Government International Bond	1.000%	09/20/2015	0.841%	$	2,300	(20)	21	1	0
	Brazil Government International Bond	1.000%	03/20/2016	0.841%		1,100	(7)	8	1	0
	Brazil Government International Bond	1.000%	06/20/2016	0.976%		18,400	(27)	36	9	0
	Brazil Government International Bond	1.000%	12/20/2016	1.302%		31,000	(781)	651	0	(130)
	China Government International Bond	1.000%	12/20/2018	0.601%		900	9	3	12	0
	Petrobras International Finance Co.	1.000%	12/20/2019	4.087%		5,000	(666)	54	0	(612)

CBK	Brazil Government International Bond	1.000%	09/20/2015	0.841%		1,000	(16)	17	1	0
	Brazil Government International Bond	1.000%	06/20/2016	0.976%		51,100	(156)	181	25	0
	China Government International Bond	1.000%	12/20/2018	0.601%		2,600	24	12	36	0
	MetLife, Inc.	1.000%	12/20/2015	0.112%		6,900	(251)	282	31	0
	Mexico Government International Bond	1.000%	09/20/2015	0.461%		1,200	(18)	20	2	0
	Mexico Government International Bond	1.000%	12/20/2018	0.994%		800	(1)	1	0	0
	Mexico Government International Bond	1.000%	12/20/2019	1.174%		10,900	65	(144)	0	(79)
	Sprint Communications, Inc.	5.000%	12/20/2019	4.001%		8,700	440	(84)	356	0

DUB	Berkshire Hathaway, Inc.	1.000%	06/20/2016	0.182%		20,700	363	(191)	172	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2017	0.288%		23,900	544	(202)	342	0
	Brazil Government International Bond	1.000%	06/20/2016	0.976%		8,100	(19)	23	4	0
	Export-Import Bank of China	1.000%	06/20/2017	0.454%		800	(34)	43	9	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.121%		4,300	53	(43)	10	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.444%		1,100	(26)	28	2	0
	Mexico Government International Bond	1.000%	03/20/2016	0.461%		15,800	(116)	182	66	0
	Mexico Government International Bond	1.000%	06/20/2016	0.527%		40,900	100	100	200	0

FBF	Brazil Government International Bond	1.000%	09/20/2015	0.841%		5,500	(69)	72	3	0
	Verizon Communications, Inc.	1.000%	09/20/2018	0.464%		500	13	(4)	9	0

GST	Japan Government International Bond	1.000%	12/20/2015	0.083%		2,800	69	(56)	13	0
	Mexico Government International Bond	1.000%	06/20/2017	0.747%		500	(5)	8	3	0
	Mexico Government International Bond	1.000%	12/20/2018	0.994%		3,200	(9)	10	1	0
	Petrobras International Finance Co.	1.000%	12/20/2019	4.087%		5,400	(598)	(63)	0	(661)
	Petrobras International Finance Co.	1.000%	03/20/2020	4.148%		400	(64)	12	0	(52)

HUS	Brazil Government International Bond	1.000%	09/20/2015	0.841%		3,300	(33)	35	2	0
	Brazil Government International Bond	1.000%	06/20/2016	0.976%		25,400	(37)	49	12	0
	Mexico Government International Bond	1.000%	09/20/2016	0.566%		1,000	6	0	6	0
	Mexico Government International Bond	1.000%	12/20/2016	0.647%		300	3	(1)	2	0
	Mexico Government International Bond	1.000%	09/20/2017	0.780%		2,400	(53)	65	12	0
	Mexico Government International Bond	1.000%	12/20/2018	0.994%		1,500	(4)	5	1	0
	Petrobras International Finance Co.	1.000%	03/20/2020	4.148%		1,500	(274)	78	0	(196)

JPM	Brazil Government International Bond	1.000%	09/20/2015	0.841%		3,300	(34)	36	2	0
	Brazil Government International Bond	1.000%	09/20/2016	1.055%		5,300	(31)	29	0	(2)
	Mexico Government International Bond	0.920%	03/20/2016	0.462%		1,200	0	7	7	0
	Mexico Government International Bond	1.000%	09/20/2016	0.566%		700	4	0	4	0
	Mexico Government International Bond	1.000%	12/20/2016	0.647%		1,600	22	(13)	9	0
	Mexico Government International Bond	1.000%	12/20/2018	0.994%		4,500	(10)	12	2	0

MYC	Mexico Government International Bond	1.000%	09/20/2016	0.566%		7,100	(33)	73	40	0
	Petrobras International Finance Co.	1.000%	12/20/2019	4.087%		4,500	(416)	(135)	0	(551)

RYL	China Government International Bond	1.000%	09/20/2016	0.248%		400	3	1	4	0
	Mexico Government International Bond	1.000%	09/20/2015	0.461%		5,400	(63)	71	8	0

UAG	Brazil Government International Bond	1.000%	09/20/2015	0.841%		700	(7)	7	0	0
	Mexico Government International Bond	1.000%	09/20/2015	0.461%		600	(8)	9	1	0
	U.S. Treasury Notes	0.250%	09/20/2015	0.109%	EUR	12,000	(180)	185	5	0

							$(4,836)	$3,259	$1,582	$(3,159)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	$1,832	$ 0	$21	$21	$0

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	4,051	0	47	47	0

					$0	$68	$68	$0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	23

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	28-Day MXN-TIIE	5.500%	09/02/2022	MXN	10,000	$(22)	$4	$0	$(18)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		12,300	(29)	12	0	(17)

							$(51)	$16	$0	$(35)

Total Swap Agreements							$(4,887)	$3,343	$1,650	$(3,194)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(j)	Securities with an aggregate market value of $777 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
AZD	$170	$0	$0	$170	$(168)	$0	$0	$(168)	$2	$0	$2
BOA	31,409	1,086	152	32,647	(1,807)	(1,389)	0	(3,196)	29,451	(29,160)	291
BPS	25,090	0	5	25,095	(4,298)	(248)	(876)	(5,422)	19,673	(21,880)	(2,207)
BRC	5,205	0	23	5,228	(42)	(62)	(742)	(846)	4,382	(4,360)	22
CBK	5,113	1	451	5,565	(3,954)	(1,117)	(79)	(5,150)	415	(3,010)	(2,595)
DUB	16,346	0	805	17,151	(9,309)	(18)	0	(9,327)	7,824	(12,800)	(4,976)
FBF	15,860	0	12	15,872	(1,995)	(34)	0	(2,029)	13,843	(14,980)	(1,137)
GLM	14,652	258	0	14,910	(8,416)	(524)	(35)	(8,975)	5,935	(4,290)	1,645
GST	0	0	38	38	0	(108)	(713)	(821)	(783)	777	(6)
HUS	6,511	0	35	6,546	(3,088)	(56)	(196)	(3,340)	3,206	(2,985)	221
JPM	32,256	718	71	33,045	(2,103)	(1,025)	(2)	(3,130)	29,915	(30,710)	(795)
MSB	21,973	1	0	21,974	(3,186)	(153)	0	(3,339)	18,635	(19,480)	(845)
MYC	0	5,949	40	5,989	0	(6,051)	(551)	(6,602)	(613)	0	(613)
NAB	25,620	0	0	25,620	0	0	0	0	25,620	(25,430)	190
RYL	0	0	12	12	0	0	0	0	12	0	12
SCX	582	0	0	582	(106)	0	0	(106)	476	(260)	216
SOG	193	0	0	193	(20)	(27)	0	(47)	146	0	146
TOR	84	0	0	84	(71)	0	0	(71)	13	(300)	(287)
UAG	12,854	0	6	12,860	(1,207)	(4)	0	(1,211)	11,649	(10,933)	716
UBS	0	0	0	0	0	(83)	0	(83)	(83)	0	(83)

Total Over the Counter	$213,918	$8,013	$1,650	$223,581	$(39,770)	$(10,899)	$(3,194)	$(53,863)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$9,238	$9,238
Swap Agreements	0	73	0	0	5,837	5,910

	$0	$73	$0	$0	$15,075	$15,148

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$213,918	$0	$213,918
Purchased Options	0	0	0	7	8,006	8,013
Swap Agreements	0	1,650	0	0	0	1,650

	$0	$1,650	$0	$213,925	$8,006	$223,581

	$0	$1,723	$0	$213,925	$23,081	$238,729

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,535	$1,535
Futures	0	0	0	0	2,578	2,578
Swap Agreements	0	79	0	0	1,747	1,826

	$0	$79	$0	$0	$5,860	$5,939

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$39,770	$0	$39,770
Written Options	0	208	0	2,959	7,732	10,899
Swap Agreements	0	3,159	0	0	35	3,194

	$0	$3,367	$0	$42,729	$7,767	$53,863

	$0	$3,446	$0	$42,729	$13,627	$59,802

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$7,447	$7,447
Futures	0	0	0	0	54970	54970
Swap Agreements	0	1,725	0	0	(61,287)	(59,562)

	$0	$1,725	$0	$0	$1,130	$2,855

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$165,638	$0	$165,638
Purchased Options	0	0	0	27	(59)	(32)
Written Options	0	296	0	1,257	3,297	4,850
Swap Agreements	0	(11800)	0	0	261	(11,539)

	$0	$(11,504)	$0	$166,922	$3,499	$158,917

	$0	$(9,779)	$0	$166,922	$4,629	$161,772

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(113)	$(113)
Futures	0	0	0	0	(34,499)	(34,499)
Swap Agreements	0	(1,037)	0	0	89,635	88,598

	$0	$(1,037)	$0	$0	$55,023	$53,986

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(10,182)	$0	$(10,182)
Purchased Options	0	0	0	(102)	(2,059)	(2,161)
Written Options	0	(285)	0	641	6,872	7,228
Swap Agreements	0	22,323	0	0	4,550	26,873

	$0	$22,038	$0	$(9,643)	$9,363	$21,758

	$0	$21,001	$0	$(9,643)	$64,386	$75,744

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	25

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

June 30, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$38,841	$0	$38,841
Corporate Bonds & Notes
Banking & Finance	0	1,495,938	21,799	1,517,737
Industrials	0	225,917	5,099	231,016
Utilities	0	317,981	0	317,981
Municipal Bonds & Notes
California	0	227,602	0	227,602
Illinois	0	2,603	0	2,603
Iowa	0	583	0	583
Mississippi	0	2,768	0	2,768
Nebraska	0	7,546	0	7,546
Nevada	0	3,151	0	3,151
New Jersey	0	40,242	0	40,242
Ohio	0	46,517	0	46,517
Texas	0	12,081	0	12,081
U.S. Government Agencies	0	2,451,168	0	2,451,168
U.S. Treasury Obligations	0	2,999,923	0	2,999,923
Mortgage-Backed Securities	0	620,902	1,636	622,538
Asset-Backed Securities	0	402,237	0	402,237
Sovereign Issues	0	1,050,408	0	1,050,408
Convertible Preferred Securities
Banking & Finance	0	12,105	0	12,105
Preferred Securities
Banking & Finance	12,990	0	0	12,990
Short-Term Instruments
Certificates of Deposit	0	22,426	0	22,426
Commercial Paper	0	324,691	0	324,691
Repurchase Agreements	0	9,800	0	9,800
U.S. Treasury Bills	0	23,329	0	23,329
	$12,990	$10,338,759	$28,534	$10,380,283

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$99,589	$0	$0	$99,589

Total Investments	$112,579	$10,338,759	$28,534	$10,479,872

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	9,238	5,810	0	15,048
Over the counter	0	223,581	0	223,581
	$9,238	$229,391	$0	$238,629

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3,252)	(2,199)	0	(5,451)
Over the counter	0	(53,863)	0	(53,863)
	$(3,252)	$(56,062)	$0	$(59,314)

Totals	$118,565	$10,512,088	$28,534	$10,659,187

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2015 (Unaudited)

1. ORGANIZATION

The PIMCO Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment  Income Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio.

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans, assignments of all or a portion of loans from third parties, or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2015, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

(iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises   The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Fund is money market and short maturity fixed income instruments. The Central Funds may incur expenses related to its investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Fund for the period ended June 30, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV III Portfolio

Fund Name	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Total Return Portfolio	$1,038,357	$2,074,870	$(3,014,100)	$(6,649)	$7,111	$99,589	$970	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral)

subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations,

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. Treasury issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another

SEMIANNUAL REPORT	JUNE 30, 2015	37

Notes to Financial Statements (Cont.)

party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s (or Acquired Funds’) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio (or Acquired Funds) could be lost through fraud or negligence.

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio (or Acquired Funds) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

SEMIANNUAL REPORT	JUNE 30, 2015	39

Notes to Financial Statements (Cont.)

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries, administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$576,453	$285,487

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio

SEMIANNUAL REPORT	JUNE 30, 2015	41

Notes to Financial Statements (Cont.)

securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$17,521,787	$15,709,431	$1,163,793	$1,376,371

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,656	$18,770	2,618	$29,228
Administrative Class	37,012	419,543	66,131	738,970
Advisor Class	20,763	234,806	34,944	390,545
Issued as reinvestment of distributions
Institutional Class	174	1,964	531	5,939
Administrative Class	6,081	68,630	13,977	156,463
Advisor Class	2,471	27,874	4,487	50,234
Cost of shares redeemed
Institutional Class	(10,023)	(113,452)	(9,374)	(104,925)
Administrative Class	(77,680)	(877,183)	(229,307)	(2,568,442)
Advisor Class	(7,700)	(87,018)	(23,345)	(261,256)
Net increase (decrease) resulting from Portfolio share transactions	(27,246)	$(306,066)	(139,338)	$(1,563,244)

As of June 30, 2015, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 40% of the Portfolio. One shareholder is a related party and comprises 14% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$10,574,224	$183,016	$(277,368)	$(94,352)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	43

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GSC	Goldman Sachs & Co.	NAB	National Australia Bank Ltd.
BOA	Bank of America N.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	TOR	Toronto Dominion Bank
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso
BRL	Brazilian Real	ILS	Israeli Shekel	RUB	Russian Ruble
CAD	Canadian Dollar	INR	Indian Rupee	SAR	Saudi Riyal
CHF	Swiss Franc	JPY	Japanese Yen	USD (or $)	United States Dollar
EUR	Euro	KRW	South Korean Won

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
ALT	Alternate Loan Trust	FSB	Federal Savings Bank	TIIE	Tasa de Interés Interbancaria de Equilibrio
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate

44	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	45

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT73SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Total Return Portfolio

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, short sale risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For

4	PIMCO VARIABLE INSURANCE TRUST

example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

SEMIANNUAL REPORT	JUNE 30, 2015	5

PIMCO Total Return Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	28.6%
U.S. Government Agencies	23.4%
Corporate Bonds & Notes	19.7%
Sovereign Issues	10.0%
Mortgage-Backed Securities	5.9%
Short-Term Instruments‡	4.6%
Other	7.8%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	5 Years	Class Inception (02/28/2006)
PIMCO Total Return Portfolio Advisor Class	0.19%	1.22%	3.48%	5.66%
Barclays U.S. Aggregate Index±	-0.10%	1.86%	3.35%	4.73%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Advisor Class shares.

± Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$1,001.90	$1,020.96
Expenses Paid During Period†	$3.70	$3.74
Net Annualized Expense Ratio	0.75%	0.75%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»	Long-dollar positions against the euro and the Japanese yen added to performance as both currencies depreciated against the dollar during the reporting period

»	Positions in U.S. Treasury Inflation-Protected Securities (“TIPS”) added to performance as breakeven inflation levels increased during the reporting period.

»	An underweight to investment grade corporate credit spread duration added to performance as investment grade corporate spreads widened during the reporting period.

»	Duration exposure in Germany during the last four months of the reporting period detracted from performance as German yields increased during this period.

»	Long-dollar positions against the Israeli shekel detracted from performance as this currency appreciated against the U.S. dollar during the reporting period.

»	An overweight to municipal bond spread duration detracted from performance as municipal bond spreads widened during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Total Return Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Advisor Class
Net asset value beginning of year or period	$11.20	$10.98	$11.55	$11.02	$11.08	$10.82
Net investment income (a)	0.13	0.17	0.16	0.23	0.25	0.23
Net realized/unrealized gain (loss)	(0.11)	0.29	(0.39)	0.80	0.13	0.63
Total from Investment Operations	0.02	0.46	(0.23)	1.03	0.38	0.86
Dividends from net investment income	(0.12)	(0.24)	(0.24)	(0.28)	(0.28)	(0.26)
Distributions from net realized capital gains	0.00	0.00	(0.10)	(0.22)	(0.16)	(0.34)
Total distributions	(0.12)	(0.24)	(0.34)	(0.50)	(0.44)	(0.60)
Net asset value end of year or period	$11.10	$11.20	$10.98	$11.55	$11.02	$11.08
Total return	0.19%	4.17%	(2.06)%	9.49%	3.50%	8.00%
Net assets end of year or period (000s)	$2,590,239	$2,439,681	$2,213,692	$1,834,684	$1,091,459	$565,521
Ratio of expenses to average net assets	0.75%*	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets excluding interest expense	0.75%*	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	2.28%*	1.51%	1.44%	2.02%	2.25%	2.00%
Portfolio turnover rate	189%	313%	305%	495%	424%	484%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	7

Statement of Assets and Liabilities PIMCO Total Return Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$10,380,283
Investments in Affiliates	99,589
Financial Derivative Instruments
Exchange-traded or centrally cleared	15,148
Over the counter	223,581
Cash	185
Deposits with counterparty	20,426
Foreign currency, at value	16,903
Receivable for investments sold	1,915,272
Receivable for Portfolio shares sold	15,308
Interest and dividends receivable	50,803
Dividends receivable from Affiliates	64
Total Assets	12,737,562

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$10,511
Payable for sale-buyback transactions	28,279
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,939
Over the counter	53,863
Payable for investments purchased	3,889,624
Payable for investments in Affiliates purchased	64
Deposits from counterparty	182,190
Payable for Portfolio shares redeemed	45,402
Accrued investment advisory fees	1,763
Accrued supervisory and administrative fees	1,763
Accrued distribution fees	530
Accrued servicing fees	725
Other liabilities	37
Total Liabilities	4,220,690

Net Assets	$8,516,872

Net Assets Consist of:
Paid in capital	$8,209,588
Undistributed net investment income	210,855
Accumulated undistributed net realized gain	17,493
Net unrealized appreciation	78,936
$8,516,872

Net Assets:
Institutional Class	$121,823
Administrative Class	5,804,810
Advisor Class	2,590,239

Shares Issued and Outstanding:
Institutional Class	10,973
Administrative Class	522,839
Advisor Class	233,303

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.10
Administrative Class	11.10
Advisor Class	11.10

Cost of Investments in securities	$10,466,011
Cost of Investments in Affiliates	$99,595
Cost of Foreign Currency Held	$16,960
Cost or Premiums of Financial Derivative Instruments, net	$(17,294)

* Includes repurchase agreements of:	$9,800

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Total Return Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest, net of foreign taxes*	$128,083
Dividends	894
Dividends from Investments in Affiliates	970
Total Income	129,947

Expenses:
Investment advisory fees	10,811
Supervisory and administrative fees	10,811
Servicing fees - Administrative Class	4,477
Distribution and/or servicing fees - Advisor Class	3,130
Trustee fees	58
Interest expense	12
Miscellaneous expense	12
Total Expenses	29,311

Net Investment Income	100,636

Net Realized Gain (Loss):
Investments in securities	(198,738)
Investments in Affiliates	(6,649)
Exchange-traded or centrally cleared financial derivative instruments	2,855
Over the counter financial derivative instruments	158,917
Foreign currency	(2,116)

Net Realized (Loss)	(45,731)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(115,551)
Investments in Affiliates	7,111
Exchange-traded or centrally cleared financial derivative instruments	53,986
Over the counter financial derivative instruments	21,758
Foreign currency assets and liabilities	(68)

Net Change in Unrealized (Depreciation)	(32,764)

Net Increase in Net Assets Resulting from Operations	$22,141

* Foreign tax withholdings	$9

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statements of Changes in Net Assets PIMCO Total Return Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$100,636	$158,082
Net realized gain (loss)	(45,731)	259,449
Net change in unrealized appreciation (depreciation)	(32,764)	9,298

Net Increase in Net Assets Resulting from Operations	22,141	426,829

Distributions to Shareholders:
From net investment income
Institutional Class	(1,990)	(5,939)
Administrative Class	(68,630)	(156,533)
Advisor Class	(27,874)	(50,234)

Total Distributions	(98,494)	(212,706)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(306,066)	(1,563,244)

Total (Decrease) in Net Assets	(382,419)	(1,349,121)

Net Assets:
Beginning of period	8,899,291	10,248,412
End of period*	$8,516,872	$8,899,291

* Including undistributed net investment income of:	$210,855	$208,713

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Total Return Portfolio

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 121.8%

BANK LOAN OBLIGATIONS 0.5%
Chrysler Group LLC
3.500% due 05/24/2017		$17,592	$17,594
Community Health Systems, Inc.
3.534% due 12/31/2018		1,191	1,191
H.J. Heinz Co.
3.250% due 06/05/2020		16,071	16,093
HCA, Inc.
2.937% due 03/31/2017		3,960	3,963

Total Bank Loan Obligations (Cost $38,861)			38,841

CORPORATE BONDS & NOTES 24.3%

BANKING & FINANCE 17.8%
ABN AMRO Bank NV
2.450% due 06/04/2020		7,600	7,563
Ally Financial, Inc.
2.750% due 01/30/2017		46,500	46,407
5.500% due 02/15/2017		12,200	12,749
American Express Bank FSB
6.000% due 09/13/2017		3,600	3,936
American Express Centurion Bank
6.000% due 09/13/2017		3,900	4,264
American International Group, Inc.
5.050% due 10/01/2015		7,300	7,374
6.250% due 03/15/2087		1,534	1,693
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)	EUR	2,100	2,609
Banco Santander Brasil S.A.
4.250% due 01/14/2016		$1,800	1,827
Banco Santander Chile
1.176% due 04/11/2017		7,900	7,883
Bank of America Corp.
0.604% due 08/15/2016		2,800	2,789
1.500% due 10/09/2015		24,800	24,859
3.700% due 09/01/2015		10,950	10,996
3.750% due 07/12/2016		6,000	6,152
4.125% due 01/22/2024		5,100	5,233
5.750% due 12/01/2017		10,000	10,898
6.500% due 08/01/2016		32,700	34,501
6.875% due 04/25/2018		31,600	35,704
Bank of America N.A.
0.745% due 11/14/2016		47,400	47,439
6.000% due 10/15/2036		1,700	2,018
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		2,100	2,300
Bank of Nova Scotia
1.950% due 01/30/2017		500	508
Barclays Bank PLC
2.250% due 05/10/2017		1,000	1,022
7.625% due 11/21/2022		800	913
7.750% due 04/10/2023		900	977
10.179% due 06/12/2021		1,900	2,523
Barclays PLC
8.000% due 12/15/2020 (d)	EUR	800	950
BBVA Bancomer S.A.
4.500% due 03/10/2016		$3,200	3,275
6.500% due 03/10/2021		6,400	6,944
7.250% due 04/22/2020		6,400	7,103
Bear Stearns Cos. LLC
6.400% due 10/02/2017		25,100	27,629
7.250% due 02/01/2018		11,200	12,687
Blackstone CQP Holdco LP
9.296% due 03/18/2019		4,495	4,615

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BNP Paribas S.A.
0.586% due 11/07/2015		$46,800	$46,831
BPCE S.A.
4.625% due 07/11/2024		2,300	2,250
Cantor Fitzgerald LP
6.500% due 06/17/2022		8,500	8,771
CIT Group, Inc.
3.875% due 02/19/2019		8,260	8,219
5.000% due 05/15/2017		3,748	3,874
5.500% due 02/15/2019		54,961	57,434
Citigroup, Inc.
0.551% due 06/09/2016		13,100	13,043
0.798% due 05/01/2017		65,200	65,014
Credit Agricole S.A.
6.500% due 06/23/2021 (d)	EUR	1,600	1,797
8.375% due 10/13/2019 (d)		$1,500	1,748
Credit Suisse
0.586% due 03/11/2016		20,800	20,794
European Investment Bank
0.500% due 08/10/2023	AUD	2,600	1,543
Export-Import Bank of India
2.432% due 03/30/2016		$5,000	5,030
Fifth Third Bancorp
0.701% due 12/20/2016		3,000	2,986
Ford Motor Credit Co. LLC
0.799% due 09/08/2017		12,400	12,335
1.700% due 05/09/2016		9,220	9,233
2.145% due 01/09/2018		34,200	34,346
3.984% due 06/15/2016		1,400	1,433
6.625% due 08/15/2017		8,900	9,767
8.000% due 12/15/2016		500	545
General Electric Capital Corp.
3.800% due 06/18/2019		8,300	8,775
6.375% due 11/15/2067		9,600	10,344
General Motors Financial Co., Inc.
2.750% due 05/15/2016		4,000	4,049
3.150% due 01/15/2020		9,400	9,446
Goldman Sachs Group, Inc.
0.954% due 05/22/2017		15,200	15,207
3.500% due 01/23/2025		3,600	3,490
3.750% due 05/22/2025		30,590	30,178
GSPA Monetization Trust
6.422% due 10/09/2029		15,541	17,184
HBOS PLC
0.787% due 09/01/2016	EUR	200	222
0.979% due 09/06/2017		$7,700	7,693
International Lease Finance Corp.
5.750% due 05/15/2016		2,300	2,360
6.750% due 09/01/2016		9,100	9,589
7.125% due 09/01/2018		7,000	7,823
8.625% due 09/15/2015		6,700	6,792
8.750% due 03/15/2017		46,600	51,102
JPMorgan Chase & Co.
0.794% due 02/15/2017		75,600	75,736
1.068% due 05/30/2017	GBP	14,500	22,498
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		$11,000	11,996
KBC Bank NV
8.000% due 01/25/2023		6,000	6,578
Korea Exchange Bank
3.125% due 06/26/2017		5,200	5,340
LBG Capital PLC
15.000% due 12/21/2019	GBP	8,900	19,892
Lloyds Bank PLC
12.000% due 12/16/2024 (d)		$42,600	61,237
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	5,400	8,774

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MetLife, Inc.
5.250% due 06/15/2020 (d)		$19,000	$18,881
Metropolitan Life Global Funding
0.411% due 06/23/2016		10,600	10,608
Mizuho Bank Ltd.
0.731% due 09/25/2017		1,600	1,598
Morgan Stanley
0.755% due 10/15/2015		700	701
National Australia Bank Ltd.
0.562% due 06/30/2017		63,500	63,569
National Bank of Canada
2.200% due 10/19/2016		2,500	2,552
Nationwide Building Society
6.250% due 02/25/2020		3,600	4,199
Navient Corp.
6.000% due 01/25/2017		4,200	4,379
8.450% due 06/15/2018		17,600	19,603
Novo Banco S.A.
2.625% due 05/08/2017	EUR	3,000	3,265
4.000% due 01/21/2019		7,700	8,574
5.875% due 11/09/2015		14,600	16,317
QNB Finance Ltd.
3.125% due 11/16/2015		$3,000	3,024
Rabobank Group
0.562% due 11/23/2016		50,600	50,649
0.609% due 04/28/2017		18,300	18,318
6.875% due 03/19/2020	EUR	7,600	9,998
11.000% due 06/30/2019 (d)		$18,800	23,899
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)		31,200	36,816
Springleaf Finance Corp.
6.900% due 12/15/2017		64,200	68,212
State Bank of India
4.500% due 07/27/2015		6,000	6,014
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		5,655	5,888
Stone Street Trust
5.902% due 12/15/2015		9,500	9,686
Turkiye Garanti Bankasi A/S
2.775% due 04/20/2016		3,100	3,103
UBS AG
0.843% due 06/01/2017		9,500	9,479
1.133% due 06/01/2020		3,400	3,394
5.125% due 05/15/2024		1,700	1,685
7.625% due 08/17/2022		1,000	1,172
Wells Fargo & Co.
7.980% due 03/15/2018 (d)		40,900	44,274
Wells Fargo Capital
5.950% due 12/01/2086		15,900	16,242

			1,517,737

INDUSTRIALS 2.7%
Amgen, Inc.
2.300% due 06/15/2016		7,700	7,787
Apple, Inc.
2.850% due 05/06/2021		4,400	4,464
Baidu, Inc.
3.000% due 06/30/2020		10,500	10,482
Baxalta, Inc.
4.000% due 06/23/2025		13,820	13,758
Braskem Finance Ltd.
5.750% due 04/15/2021		2,700	2,578
Con-way, Inc.
7.250% due 01/15/2018		2,600	2,900
CSN Islands Corp.
6.875% due 09/21/2019		2,500	2,236

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Daimler Finance North America LLC
1.300% due 07/31/2015		$11,500	$11,505
Dynegy, Inc.
6.750% due 11/01/2019		22,850	23,890
7.375% due 11/01/2022		8,100	8,525
7.625% due 11/01/2024		4,000	4,260
Gerdau Trade, Inc.
5.750% due 01/30/2021		1,900	1,957
GTL Trade Finance, Inc.
7.250% due 10/20/2017		1,400	1,523
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	6,200	3,698
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		$3,600	3,627
Kinder Morgan, Inc.
2.000% due 12/01/2017		15,700	15,635
MGM Resorts International
7.625% due 01/15/2017		3,000	3,206
National Fuel Gas Co.
5.200% due 07/15/2025		21,500	21,804
Noble Group Ltd.
4.875% due 08/05/2015		700	698
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021		4,833	5,099
Philip Morris International, Inc.
3.250% due 11/10/2024		5,600	5,511
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		4,600	4,873
Rohm & Haas Co.
6.000% due 09/15/2017		1,062	1,161
Tencent Holdings Ltd.
2.875% due 02/11/2020		32,300	32,263
3.800% due 02/11/2025		12,500	12,132
Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020		18,200	18,837
Wynn Las Vegas LLC
5.500% due 03/01/2025		6,900	6,607

			231,016

UTILITIES 3.8%
AT&T, Inc.
3.400% due 05/15/2025		13,900	13,225
4.500% due 05/15/2035		7,700	7,080
BP Capital Markets PLC
2.521% due 01/15/2020		16,400	16,512
Entergy Corp.
3.625% due 09/15/2015		12,200	12,248
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018		1,099	1,191
Majapahit Holding BV
7.250% due 06/28/2017		4,700	5,123
7.750% due 10/17/2016		3,405	3,656
7.750% due 01/20/2020		3,100	3,592
8.000% due 08/07/2019		5,100	5,890
MarkWest Energy Partners LP
4.875% due 06/01/2025		8,800	8,624
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		17,000	13,175
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		3,697	2,551
6.750% due 10/01/2023		1,838	1,324
Ooredoo International Finance Ltd.
3.375% due 10/14/2016		11,300	11,590
Petrobras Global Finance BV
1.896% due 05/20/2016		3,900	3,852
2.000% due 05/20/2016		1,200	1,189

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.415% due 01/15/2019	$4,200	$3,893
2.643% due 03/17/2017	4,900	4,810
3.163% due 03/17/2020	200	191
3.250% due 03/17/2017	9,200	9,074
3.500% due 02/06/2017	3,800	3,769
3.875% due 01/27/2016	2,600	2,614
4.375% due 05/20/2023	3,400	2,972
4.875% due 03/17/2020	2,300	2,193
5.750% due 01/20/2020	200	199
6.850% due 06/05/2115	14,600	12,107
7.875% due 03/15/2019	42,300	45,025
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	800	914
6.750% due 09/30/2019	2,000	2,367
Verizon Communications, Inc.
0.681% due 06/09/2017	15,000	14,971
2.036% due 09/14/2018	45,400	47,005
2.500% due 09/15/2016	3,772	3,834
3.000% due 11/01/2021	6,800	6,711
3.500% due 11/01/2024	30,400	29,583
3.650% due 09/14/2018	14,200	14,927

		317,981

Total Corporate Bonds & Notes (Cost $2,031,870)		2,066,734

MUNICIPAL BONDS & NOTES 4.0%

CALIFORNIA 2.7%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	2,200	2,926
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	2,700	3,673
7.043% due 04/01/2050	8,900	12,217
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,200	2,649
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	17,900	24,891
7.550% due 04/01/2039	2,000	2,893
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	23,100	33,776
7.625% due 03/01/2040	17,600	25,795
7.950% due 03/01/2036	29,300	35,490
California Statewide Communities Development Authority Revenue Bonds, Series 2010
7.550% due 05/15/2040	8,200	10,751
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	8,200	9,845
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	15,400	21,080
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	2,400	3,136
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	2,000	2,346
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	400	465

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
6.950% due 11/01/2050	$26,285	$35,669

		227,602

ILLINOIS 0.0%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	2,400	2,603

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	590	583

MISSISSIPPI 0.0%
Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.313% due 01/01/2033	2,300	2,768

NEBRASKA 0.1%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	6,500	7,546

NEVADA 0.0%
Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	2,300	3,151

NEW JERSEY 0.5%
New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2024 (b)	22,540	14,884
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	18,116	25,358

		40,242

OHIO 0.6%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	29,100	43,465
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	3,600	3,052

		46,517

TEXAS 0.1%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	9,600	12,081

Total Municipal Bonds & Notes (Cost $300,893)		343,093

U.S. GOVERNMENT AGENCIES 28.8%
Fannie Mae
0.247% due 12/25/2036 - 07/25/2037	2,250	2,133
0.437% due 05/25/2037	310	310
0.537% due 03/25/2044	1,273	1,270
0.597% due 09/25/2035	755	760
0.875% due 12/20/2017 - 05/21/2018	19,600	19,551

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.887% due 10/25/2037	$1,039	$1,056
1.250% due 01/30/2017	3,200	3,233
1.346% due 06/01/2043 - 07/01/2044	1,628	1,671
1.546% due 09/01/2040	5	5
1.700% due 04/01/2035	2,488	2,604
1.875% due 09/18/2018	2,100	2,147
1.940% due 08/01/2035	813	864
2.202% due 05/25/2035	270	280
2.310% due 08/01/2022	4,700	4,679
2.347% due 09/01/2039	23	23
2.355% due 01/01/2025	8	8
2.475% due 04/01/2019	14,493	14,872
2.670% due 08/01/2022	762	773
2.870% due 09/01/2027	6,700	6,558
3.000% due 09/01/2020 - 08/01/2045	418,263	418,835
3.330% due 11/01/2021	1,312	1,370
3.500% due 12/01/2020 - 08/01/2045	402,006	414,323
3.820% due 10/01/2032	371	400
3.873% due 11/01/2035	71	75
4.000% due 01/01/2026 - 08/01/2045	420,054	443,775
4.350% due 12/01/2036	580	618
4.500% due 08/01/2018 - 08/13/2045	340,041	367,097
4.533% due 09/01/2034	382	409
4.938% due 09/01/2035	136	145
4.980% due 08/01/2035	143	153
5.000% due 05/11/2017 (h)	1,600	1,727
5.000% due 01/01/2023 - 08/13/2045	77,805	85,986
5.375% due 06/12/2017 (h)	8,100	8,824
5.500% due 09/01/2017 - 08/01/2045	108,672	122,041
6.000% due 10/01/2016 - 08/01/2045	133,773	152,170
6.500% due 11/01/2034	63	73
7.000% due 04/25/2023 - 06/01/2032	562	638
Freddie Mac
0.636% due 11/15/2030	6	6
0.686% due 09/15/2030	6	6
0.906% due 05/15/2037	368	376
1.000% due 03/08/2017 (h)	65,200	65,613
1.000% due 09/29/2017	24,900	24,963
1.250% due 08/01/2019 - 10/02/2019	34,900	34,458
1.346% due 02/25/2045	267	272
1.750% due 05/30/2019	400	404
2.548% due 07/01/2027	1	1
2.594% due 07/01/2030	1	1
3.750% due 03/27/2019	1,700	1,846
4.000% due 04/01/2029 - 08/01/2045	98,961	104,492
4.500% due 03/01/2029 - 07/01/2045	61,783	66,692
5.500% due 10/01/2034 - 10/01/2038	4,595	5,154
6.000% due 07/01/2016 - 07/01/2045	7,832	8,896
6.500% due 06/01/2016 - 10/01/2037	84	95
7.000% due 06/15/2023	291	323
7.500% due 07/15/2030 - 03/01/2032	71	88
8.500% due 08/01/2024	4	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
0.785% due 02/16/2030	$65	$66
1.625% due 04/20/2026 - 05/20/2030	111	114
1.750% due 02/20/2027 - 02/20/2032	183	190
2.000% due 07/20/2030	3	3
3.000% due 07/01/2045	14,000	14,108
3.500% due 07/01/2045 - 08/01/2045	40,000	41,395
6.000% due 12/15/2038 - 11/15/2039	66	75
Small Business Administration
5.130% due 09/01/2023	13	14
6.290% due 01/01/2021	19	20
7.500% due 04/01/2017	36	37

Total U.S. Government Agencies (Cost $2,439,396)		2,451,168

U.S. TREASURY OBLIGATIONS 35.2%
U.S. Treasury Bonds
2.500% due 02/15/2045 (f)	50,600	44,330
2.750% due 08/15/2042	51,900	48,125
2.750% due 11/15/2042	50,200	46,494
2.875% due 05/15/2043	4,800	4,553
3.000% due 05/15/2042	54,300	52,964
3.000% due 11/15/2044	99,100	96,491
3.125% due 02/15/2042	30,100	30,133
3.125% due 02/15/2043	4,800	4,785
3.125% due 08/15/2044 (f)	148,100	147,660
3.375% due 05/15/2044	268,900	281,148
3.625% due 02/15/2044	4,300	4,707
3.750% due 11/15/2043	5,500	6,158
4.250% due 05/15/2039	35,500	42,681
4.375% due 11/15/2039	80,600	98,722
4.375% due 05/15/2040	7,300	8,954
4.500% due 08/15/2039	38,700	48,263
4.625% due 02/15/2040	9,000	11,432
6.125% due 11/15/2027	20,700	28,661
6.125% due 08/15/2029	9,200	12,997
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022	165,990	164,447
0.125% due 07/15/2022	101,850	101,031
0.125% due 01/15/2023 (h)	40,178	39,450
0.375% due 07/15/2023 (h)	37,411	37,516
0.625% due 07/15/2021	82,852	85,487
0.750% due 02/15/2042	4,502	4,112
0.750% due 02/15/2045	26,021	23,592
1.250% due 07/15/2020 (h)	17,357	18,563
1.375% due 02/15/2044	5,076	5,379
1.750% due 01/15/2028	160,924	181,856
2.000% due 01/15/2026	159,488	182,764
2.375% due 01/15/2025	152,244	178,874
2.375% due 01/15/2027	75,785	90,469
2.500% due 01/15/2029	139,725	171,829
3.625% due 04/15/2028	3,511	4,774
3.875% due 04/15/2029	28,639	40,497
U.S. Treasury Notes
2.000% due 08/31/2021 (h)	2,900	2,907
2.000% due 02/15/2025	222,800	216,168
2.125% due 05/15/2025	112,500	110,285
2.250% due 11/15/2024 (h)	271,500	269,400
2.375% due 08/15/2024 (h)(j)	29,200	29,316
2.500% due 05/15/2024 (h)(j)	11,500	11,683
2.750% due 02/15/2024 (h)	9,900	10,266

Total U.S. Treasury Obligations (Cost $3,083,863)		2,999,923

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 7.3%
ACAEC Trust
0.918% due 06/15/2024	GBP	4,368	$6,859
American Home Mortgage Investment Trust
2.423% due 02/25/2045		$1,000	1,000
Arran Residential Mortgages Funding PLC
1.391% due 05/16/2047	EUR	4,016	4,495
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049		$10,527	11,096
5.916% due 05/10/2045		6,400	6,510
Banc of America Funding Trust
2.699% due 05/25/2035		1,038	1,060
6.000% due 03/25/2037 ^		7,698	6,595
Banc of America Mortgage Trust
2.732% due 03/25/2035		8,963	8,330
2.782% due 05/25/2033		1,497	1,516
6.500% due 10/25/2031		96	101
Barclays Commercial Mortgage Securities Trust
1.336% due 05/15/2032		5,000	5,005
BCAP LLC Trust
5.401% due 03/26/2037		1,072	1,052
Bear Stearns Adjustable Rate Mortgage Trust
2.354% due 02/25/2033		10	10
2.360% due 02/25/2036		174	173
2.511% due 04/25/2033		222	225
2.522% due 01/25/2035		652	629
2.595% due 02/25/2033		43	40
2.622% due 11/25/2034		3,094	3,003
2.680% due 03/25/2035		3,690	3,731
2.724% due 01/25/2034		556	567
2.751% due 11/25/2030		1	1
2.799% due 04/25/2034		963	948
2.973% due 07/25/2034		1,104	1,077
3.008% due 01/25/2035		286	287
Bear Stearns ALT-A Trust
2.584% due 05/25/2035		2,941	2,864
2.635% due 09/25/2035		1,788	1,536
4.989% due 05/25/2036 ^		3,885	2,800
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		846	891
5.700% due 06/11/2050		7,800	8,349
5.703% due 06/11/2050		3,594	3,607
Bear Stearns Structured Products, Inc. Trust
2.331% due 12/26/2046		2,135	1,636
2.577% due 01/26/2036		3,661	2,960
Business Mortgage Finance PLC
2.567% due 02/15/2041	GBP	6,272	9,666
Chase Mortgage Finance Trust
4.561% due 01/25/2036 ^		$4,738	4,384
Citigroup Mortgage Loan Trust, Inc.
2.510% due 10/25/2035		466	462
2.614% due 05/25/2035		1,709	1,669
5.500% due 12/25/2035		4,394	3,444
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049		1,600	1,668
Countrywide Alternative Loan Trust
0.357% due 05/25/2047		3,699	3,203
0.367% due 05/25/2047		2,629	2,239
0.377% due 09/20/2046		15,026	12,474
0.377% due 09/25/2046 ^		32,345	27,888
0.387% due 05/25/2036		1,936	1,602
0.517% due 11/20/2035		12,245	9,955
1.187% due 08/25/2035 ^		7,178	5,521
6.000% due 02/25/2037 ^		12,048	9,833
Countrywide Home Loan Mortgage Pass-Through Trust
2.313% due 02/20/2036 ^		624	579
2.429% due 11/25/2034		2,224	2,117

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.494% due 02/20/2035		$3,448	$3,414
6.000% due 03/25/2037 ^		3,676	3,547
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		5,915	6,177
5.383% due 02/15/2040		431	451
Credit Suisse First Boston Mortgage Securities Corp.
4.844% due 06/25/2032		19	19
Deutsche ALT-A Securities, Inc.
0.687% due 02/25/2035		597	558
Eurosail PLC
0.871% due 06/13/2045	GBP	14,802	23,025
Extended Stay America Trust
2.958% due 12/05/2031		$1,800	1,809
First Horizon Alternative Mortgage Securities Trust
2.271% due 08/25/2035		6,122	5,379
First Horizon Mortgage Pass-Through Trust
2.564% due 10/25/2035 ^		5,806	5,122
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031		2	2
Granite Master Issuer PLC
0.387% due 12/20/2054		1,510	1,504
0.830% due 12/20/2054	GBP	1,523	2,387
Granite Mortgages PLC
0.266% due 09/20/2044	EUR	107	119
0.382% due 01/20/2044		124	139
0.949% due 01/20/2044	GBP	189	296
0.952% due 09/20/2044		848	1,326
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039		$3,082	3,243
GSR Mortgage Loan Trust
2.682% due 09/25/2035		5,341	5,366
4.947% due 11/25/2035		1,355	1,308
HarborView Mortgage Loan Trust
0.378% due 01/19/2038		5,883	5,004
0.408% due 05/19/2035		598	499
0.438% due 01/19/2036		12,845	8,893
0.848% due 01/19/2035		5,867	4,393
0.938% due 10/19/2035		4,441	3,752
2.646% due 12/19/2035 ^		5,637	4,342
2.669% due 07/19/2035		2,345	2,109
IndyMac Adjustable Rate Mortgage Trust
1.742% due 01/25/2032		2	2
IndyMac Mortgage Loan Trust
0.397% due 04/25/2046		6,630	5,265
JPMorgan Chase Commercial Mortgage Securities Trust
5.336% due 05/15/2047		6,518	6,810
5.420% due 01/15/2049		19,551	20,473
5.882% due 02/15/2051		1,770	1,884
JPMorgan Commercial Mortgage-Backed Securities Trust
5.708% due 03/18/2051		9,236	9,631
JPMorgan Mortgage Trust
2.256% due 06/25/2035		771	770
2.555% due 10/25/2036 ^		8,509	7,718
2.631% due 08/25/2034		6,197	6,243
5.750% due 01/25/2036 ^		961	859
Landmark Mortgage Securities PLC
0.849% due 04/17/2044	GBP	30,123	43,394
Marche Mutui SRL
2.248% due 01/27/2064	EUR	4,591	5,238
Marche SRL
0.398% due 10/27/2065		14,244	15,881
MASTR Adjustable Rate Mortgages Trust
0.898% due 01/25/2047 ^		$5,155	3,653
Merrill Lynch Mortgage Investors Trust
0.437% due 11/25/2035		304	286
1.184% due 10/25/2035		737	703
2.130% due 04/25/2035		7,989	7,624

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051	$5,500	$5,816
Morgan Stanley Capital Trust
5.610% due 04/15/2049	2,072	2,088
Morgan Stanley Re-REMIC Trust
5.989% due 08/12/2045	32,138	34,059
Prime Mortgage Trust
0.587% due 02/25/2019	1	1
0.587% due 02/25/2034	163	154
0.687% due 02/25/2035	6,426	6,131
Residential Accredit Loans, Inc. Trust
0.287% due 05/25/2037	14,678	11,501
0.372% due 08/25/2036	10,615	8,464
1.585% due 08/25/2036 ^	13,098	10,634
3.554% due 12/25/2035	872	756
6.000% due 09/25/2036	1,780	1,446
6.000% due 02/25/2037 ^	37,505	30,320
6.500% due 09/25/2036 ^	9,381	7,054
Residential Asset Securitization Trust
0.637% due 10/25/2035	3,208	2,746
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035	3,989	3,817
6.000% due 06/25/2037 ^	5,851	5,177
Structured Adjustable Rate Mortgage Loan Trust
0.387% due 04/25/2047	3,694	2,719
Structured Asset Mortgage Investments Trust
0.397% due 09/25/2047 ^	5,710	3,980
0.438% due 07/19/2035	2,966	2,847
0.848% due 09/19/2032	45	44
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.321% due 07/25/2032	5	5
2.516% due 02/25/2032	7	7
Suntrust Adjustable Rate Mortgage Loan Trust
2.569% due 02/25/2037 ^	4,926	4,308
Thornburg Mortgage Securities Trust
1.434% due 06/25/2047 ^	21,401	19,213
2.069% due 03/25/2037	2,652	2,344
Wachovia Bank Commercial Mortgage Trust
5.509% due 04/15/2047	3,200	3,351
Wachovia Mortgage Loan Trust LLC
2.746% due 05/20/2036 ^	8,623	7,603
WaMu Mortgage Pass-Through Certificates Trust
0.477% due 10/25/2045	582	546
1.358% due 11/25/2042	249	234
1.558% due 08/25/2042	601	573
2.148% due 05/25/2037 ^	7,932	6,538
3.847% due 12/25/2036 ^	624	583
4.525% due 07/25/2037 ^	5,135	4,793
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 12/25/2034	1,250	1,235
2.616% due 01/25/2035	1,478	1,497
2.621% due 03/25/2036	2,458	2,452
2.683% due 07/25/2036 ^	11,385	11,228

Total Mortgage-Backed Securities (Cost $596,077)		622,538

ASSET-BACKED SECURITIES 4.7%
Accredited Mortgage Loan Trust
0.317% due 02/25/2037	4,329	4,148
Argent Securities Trust
0.337% due 07/25/2036	22,450	10,396
0.377% due 03/25/2036	7,991	4,339
Bear Stearns Asset-Backed Securities Trust
0.337% due 11/25/2036	18,729	15,366
0.347% due 08/25/2036	2,151	1,879

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cadogan Square CLO BV
0.371% due 07/24/2023	EUR	27,477	$30,347
Carlyle Global Market Strategies CLO LLC
1.505% due 04/20/2022		$22,000	22,001
Citigroup Mortgage Loan Trust, Inc.
0.497% due 12/25/2035		3,908	3,656
Countrywide Asset-Backed Certificates
0.317% due 11/25/2037		5,381	5,359
0.335% due 01/25/2037		4,548	4,341
0.357% due 06/25/2037		6,818	6,412
0.407% due 06/25/2047		13,037	8,250
0.417% due 05/25/2037		7,700	4,870
0.587% due 06/25/2036		6,900	5,001
Countrywide Asset-Backed Certificates Trust
0.987% due 08/25/2047		3,000	2,593
Credit-Based Asset Servicing and Securitization LLC
0.245% due 11/25/2036		534	303
EMC Mortgage Loan Trust
0.927% due 05/25/2040		178	162
First Franklin Mortgage Loan Trust
0.677% due 09/25/2035		2,673	2,614
Fremont Home Loan Trust
0.247% due 01/25/2037		96	50
GSAA Trust
5.995% due 03/25/2046 ^		15,238	11,710
Hillmark Funding Ltd.
0.531% due 05/21/2021		16,594	16,375
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.327% due 11/25/2036		9,919	7,956
JPMorgan Mortgage Acquisition Corp.
0.595% due 10/25/2035 ^		7,500	6,173
JPMorgan Mortgage Acquisition Trust
0.247% due 03/25/2047		475	470
0.447% due 03/25/2037		2,000	1,546
Lehman XS Trust
0.365% due 06/25/2036		5,411	3,880
Lockwood Grove CLO Ltd.
1.622% due 01/25/2024		16,400	16,381
Long Beach Mortgage Loan Trust
3.187% due 11/25/2032		43	37
MASTR Asset-Backed Securities Trust
0.427% due 03/25/2036		7,515	4,698
0.477% due 12/25/2035		9,550	8,592
Merrill Lynch Mortgage Investors Trust
0.347% due 05/25/2037		31,691	21,755
Morgan Stanley ABS Capital, Inc. Trust
0.437% due 08/25/2036		19,195	11,985
Motor PLC
0.667% due 08/25/2021		337	337
NovaStar Mortgage Funding Trust
0.427% due 11/25/2036		3,979	1,919
Option One Mortgage Loan Trust Asset-Backed Certificates
0.647% due 11/25/2035		11,500	8,562
Panther CDO BV
0.364% due 10/15/2084	EUR	26,452	28,207
Penta CLO S.A.
0.268% due 06/04/2024		1,300	1,435
RAAC Trust
0.527% due 02/25/2036		$1,400	1,260
Renaissance Home Equity Loan Trust
5.586% due 11/25/2036		22,180	13,447
Residential Asset Securities Corp. Trust
0.347% due 06/25/2036		6,492	6,255
0.387% due 02/25/2036		881	873
0.427% due 09/25/2036		13,800	12,193

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.437% due 04/25/2037		$7,900	$7,217
0.515% due 12/25/2035		6,652	4,722
0.587% due 02/25/2036		6,800	5,518
1.057% due 05/25/2035		1,397	1,360
Securitized Asset-Backed Receivables LLC Trust
0.317% due 05/25/2037 ^		1,673	1,189
SG Mortgage Securities Trust
0.457% due 02/25/2036		3,200	1,771
SLM Private Education Loan Trust
2.836% due 12/16/2019		625	630
SLM Student Loan Trust
0.246% due 12/15/2023	EUR	10,780	11,842
Soundview Home Loan Trust
0.297% due 02/25/2037		$2,183	924
0.437% due 11/25/2036		19,177	13,376
Specialty Underwriting & Residential Finance Trust
0.337% due 11/25/2037		21,500	11,864
Structured Asset Securities Corp. Mortgage Loan Trust
0.357% due 12/25/2036		13,590	12,052
Washington Mutual Asset-Backed Certificates Trust
0.427% due 05/25/2036		13,945	10,000
Wells Fargo Home Equity Asset-Backed Securities Trust
0.777% due 11/25/2035		1,800	1,639

Total Asset-Backed Securities (Cost $386,326)			402,237

SOVEREIGN ISSUES 12.3%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	300	362
Autonomous Community of Valencia
4.375% due 07/16/2015		700	785
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		$3,200	3,232
4.125% due 09/15/2017	EUR	2,300	2,673
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2015 (b)	BRL	645,500	200,622
0.000% due 01/01/2016 (b)		904,698	271,845
0.000% due 04/01/2016 (b)		848,026	246,608
0.000% due 01/01/2017 (b)		16,000	4,227
Cyprus Government International Bond
4.625% due 02/03/2020	EUR	1,500	1,740
Export-Import Bank of Korea
4.000% due 01/29/2021		$5,100	5,439
4.125% due 09/09/2015		12,000	12,078
5.125% due 06/29/2020		2,100	2,357
Korea Development Bank
3.250% due 09/20/2016		2,400	2,460
4.375% due 08/10/2015		5,400	5,421
Korea Housing Finance Corp.
4.125% due 12/15/2015		2,100	2,131
Mexico Government International Bond
8.000% due 06/11/2020	MXN	514,400	36,746
10.000% due 12/05/2024		147,500	12,040
Province of Ontario
1.600% due 09/21/2016		$300	304
1.650% due 09/27/2019		2,800	2,789
3.000% due 07/16/2018		3,700	3,881
3.150% due 06/02/2022	CAD	7,600	6,565
4.000% due 10/07/2019		$700	765
4.000% due 06/02/2021	CAD	21,400	19,378
4.200% due 03/08/2018		1,100	958
4.200% due 06/02/2020		12,500	11,325
4.300% due 03/08/2017		900	763
4.400% due 06/02/2019		5,600	5,038
4.400% due 04/14/2020		$600	667
5.500% due 06/02/2018	CAD	2,300	2,081

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Province of Quebec
2.750% due 08/25/2021		$17,100	$17,504
3.500% due 07/29/2020		3,000	3,216
3.500% due 12/01/2022	CAD	6,300	5,556
3.750% due 09/01/2024		4,800	4,274
4.250% due 12/01/2021		21,200	19,511
4.500% due 12/01/2017		700	609
4.500% due 12/01/2020		2,500	2,309
Republic of Germany
2.500% due 07/04/2044	EUR	4,000	5,444
2.500% due 08/15/2046		5,700	7,787
3.250% due 07/04/2042		400	613
4.250% due 07/04/2039		42,600	73,581
4.750% due 07/04/2040		3,400	6,331
Slovenia Government International Bond
5.250% due 02/18/2024		$10,500	11,497
5.500% due 10/26/2022		3,900	4,340
Spain Government International Bond
2.150% due 10/31/2025	EUR	11,400	12,355
3.800% due 04/30/2024		8,100	10,201

Total Sovereign Issues (Cost $1,182,925)			1,050,408

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Wells Fargo & Co.
7.500% (d)		10,300	12,105

Total Convertible Preferred Securities (Cost $12,412)			12,105

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
GMAC Capital Trust
8.125% due 02/15/2040		500,000	12,990

Total Preferred Securities (Cost $13,075)			12,990

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.5%

CERTIFICATES OF DEPOSIT 0.3%
Banco Bilbao Vizcaya Argentaria S.A.
1.126% due 05/16/2016		$22,500	22,426

COMMERCIAL PAPER 3.8%
Duke Energy Corp.
0.430% due 07/13/2015		10,300	10,299
Edison International
0.460% due 07/08/2015		5,000	5,000
ENI Finance USA, Inc.
0.550% due 07/23/2015		17,200	17,194
Entergy Corp.
0.950% due 08/24/2015		6,100	6,091
0.950% due 08/27/2015		4,400	4,393
Ford Motor Credit Co.
0.820% due 09/03/2015		13,000	12,988
0.830% due 07/27/2015		4,600	4,597
Glencore Funding LLC
0.560% due 07/10/2015		8,600	8,599
0.560% due 07/15/2015		17,800	17,796
Hyundai Capital America
0.480% due 07/27/2015		12,900	12,896

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mondelez International, Inc.
0.450% due 07/10/2015	$36,600	$36,596
0.460% due 07/08/2015	56,700	56,695
Nationwide Building Society
0.430% due 08/27/2015	13,100	13,091
Pacific Gas & Electric Co.
0.450% due 07/07/2015	17,000	16,999
0.450% due 07/08/2015	8,700	8,699
Southwestern Energy Co.
1.014% due 07/06/2015	8,600	8,599
Thermo Fisher Scientific, Inc.
0.940% due 08/24/2015	20,800	20,771
Volvo Group Treasury N.A.
0.500% due 07/06/2015	8,900	8,899
Williams Partners LP
0.510% due 07/10/2015	13,800	13,798
0.520% due 07/13/2015	8,600	8,598
0.550% due 07/15/2015	32,100	32,093

		324,691

REPURCHASE AGREEMENTS (e) 0.1%
		9,800

U.S. TREASURY BILLS 0.3%
0.008% due 08/06/2015 - 11/12/2015 (a)(f)(h)	23,330	23,329

Total Short-Term Instruments (Cost $380,313)		380,246

Total Investments in Securities (Cost $10,466,011)		10,380,283

	SHARES
INVESTMENTS IN AFFILIATES 1.2%

SHORT-TERM INSTRUMENTS 1.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.2%
PIMCO Short-Term Floating NAV Portfolio III	10,041,228	99,589

Total Short-Term Investments (Cost $99,595)		99,589

Total Investments in Affiliates (Cost $99,595)		99,589

Total Investments 123.0% (Cost $10,565,606)		$10,479,872

Financial Derivative Instruments (g)(i) 2.1% (Cost or Premiums, net $(17,294))		178,927

Other Assets and Liabilities, net (25.1%)		(2,141,927)

Net Assets 100.0%		$8,516,872

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon bond.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
JPS	0.250%	06/30/2015	07/01/2015	$9,800	U.S. Treasury Bonds 3.750% due 11/15/2043	$(10,017)	$9,800	$9,800

Total Repurchase Agreements						$(10,017)	$9,800	$9,800

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
JPS	0.250%	06/01/2015	07/13/2015	$(735)	$(735)
	0.450%	06/30/2015	07/01/2015	(9,776)	(9,776)

Total Reverse Repurchase Agreements					$(10,511)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
GSC	0.260%	06/15/2015	07/06/2015	$(28,265)	$(28,279)

Total Sale-Buyback Transactions					$(28,279)

(2)	The average amount of borrowings outstanding during the period ended June 30, 2015 was $100,023 at a weighted average interest rate of (0.237%).
(3)	Payable for sale-buyback transactions includes $10 of deferred price drop.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(f)	Securities with an aggregate market value of $48,053 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
JPS	$9,800	$(10,511)	$0	$0	$(711)	$318	$(393)

Master Securities Forward Transaction Agreement
GSC	0	0	(28,279)	0	(28,279)	27,829	450

Total Borrowings and Other Financing Transactions	$9,800	$(10,511)	$(28,279)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note August Futures	$125.000	07/24/2015	611	$(260)	$(257)
Put - CBOT U.S. Treasury 10-Year Note August Futures	125.500	07/24/2015	356	(211)	(210)
Call - CBOT U.S. Treasury 10-Year Note August Futures	126.500	07/24/2015	509	(319)	(350)
Call - CBOT U.S. Treasury 10-Year Note August Futures	127.000	07/24/2015	1,022	(433)	(511)
Call - CBOT U.S. Treasury 10-Year Note August Futures	127.500	07/24/2015	511	(199)	(207)

				$(1,422)	$(1,535)

Total Written Options				$(1,422)	$(1,535)

FUTURES CONTRACTS:

	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	1,890	$(1,160)	$47	$0
90-Day Eurodollar June Futures	Short	06/2016	8,655	(1,613)	108	0
90-Day Eurodollar June Futures	Short	06/2017	5,252	(1,521)	66	0
90-Day Eurodollar March Futures	Short	03/2017	2,773	(702)	35	0
90-Day Eurodollar March Futures	Short	03/2018	2,658	(413)	33	0
90-Day Eurodollar September Futures	Long	09/2015	1,381	(7)	0	(7)
90-Day Eurodollar September Futures	Short	09/2016	4,741	(1,876)	119	0
90-Day Eurodollar September Futures	Short	09/2017	1,401	(343)	17	0
Australia Government 10-Year Bond September Futures	Long	09/2015	116	57	170	(49)
Call Options Strike @ EUR 153.500 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	334	111	130	(19)
Call Options Strike @ EUR 154.000 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	573	105	136	(31)
Call Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	916	(6)	28	(34)
Call Options Strike @ EUR 155.000 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	702	25	39	(15)
Canada Government 10-Year Bond September Futures	Short	09/2015	468	(361)	0	(899)
Euro-Bobl September Futures	Long	09/2015	531	145	438	0
Euro-BTP Italy Government Bond September Futures	Long	09/2015	305	226	226	0
Euro-Bund 10-Year Bond September Futures	Long	09/2015	2,853	(4,578)	7,395	0
Euro-Buxl 30-Year Bond September Futures	Long	09/2015	43	(472)	170	0
U.S. Treasury 5-Year Note September Futures	Long	09/2015	846	160	0	(33)
U.S. Treasury 10-Year Note September Futures	Long	09/2015	1,019	699	0	(32)
U.S. Treasury 30-Year Bond September Futures	Short	09/2015	1,291	(1,002)	81	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2016	67	(17)	0	(12)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2017	1,486	233	0	(350)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2017	4,624	969	0	(999)
United Kingdom Long Gilt September Futures	Short	09/2015	44	106	0	(98)

Total Futures Contracts				$(11,235)	$9,238	$(2,578)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized Appreciation	Variation Margin
							Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$	61,479	$3,916	$87	$63	$(52)
iTraxx Europe Crossover 23 5-Year Index	5.000%	06/20/2020	EUR	46,000	3,939	49	10	(27)

					$7,855	$136	$73	$(79)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	06/17/2016	$	135,500	$(254)	$(106)	$4	$0
Receive	3-Month USD-LIBOR	2.000%	12/16/2019		38,600	(294)	(88)	10	0
Receive	3-Month USD-LIBOR	2.250%	12/16/2022		351,400	1,479	(452)	53	0
Receive	3-Month USD-LIBOR	2.500%	12/16/2025		110,400	868	(197)	60	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		229,000	7,944	(7,804)	461	0
Receive	3-Month USD-LIBOR	2.750%	12/16/2045		537,900	27,606	(965)	1,681	0
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	19,900	988	5	27	(22)
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017	GBP	190,100	(1,639)	508	0	(468)
Receive	6-Month GBP-LIBOR	1.880%	10/05/2017		73,900	(1,448)	367	0	(188)
Receive	6-Month GBP-LIBOR	1.500%	12/16/2017		46,600	(205)	(100)	0	(132)
Receive	6-Month GBP-LIBOR	1.500%	03/16/2018		144,200	(38)	103	0	(449)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	524,400	753	(286)	23	0
Pay	28-Day MXN-TIIE	5.700%	01/18/2019		230,000	435	(75)	47	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		159,000	(45)	(156)	45	0
Pay	28-Day MXN-TIIE	5.270%	02/05/2020		2,698,500	468	776	854	0
Pay	28-Day MXN-TIIE	5.615%	06/02/2020		542,200	464	149	121	0
Pay	28-Day MXN-TIIE	6.350%	06/02/2021		28,000	70	5	12	0
Pay	28-Day MXN-TIIE	5.608%	10/08/2021		159,700	(74)	34	72	0
Pay	28-Day MXN-TIIE	5.430%	11/17/2021		3,956,400	(4,571)	64	1,797	0
Pay	28-Day MXN-TIIE	5.920%	12/08/2021		39,800	25	25	18	0
Pay	28-Day MXN-TIIE	5.795%	12/10/2021		27,400	4	(22)	13	0
Pay	28-Day MXN-TIIE	5.850%	12/21/2021		91,400	25	(226)	42	0
Pay	28-Day MXN-TIIE	5.375%	01/07/2022		282,600	(421)	(652)	130	0
Pay	28-Day MXN-TIIE	5.500%	09/02/2022		185,800	(324)	126	93	0
Pay	28-Day MXN-TIIE	6.530%	06/05/2025		293,500	271	123	104	0
Pay	28-Day MXN-TIIE	6.360%	06/09/2025		101,100	2	2	70	0

						$32,089	$(8,842)	$5,737	$(1,259)

Total Swap Agreements						$39,944	$(8,706)	$5,810	$(1,338)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(h)	Securities with an aggregate market value of $129,864 and cash of $20,402 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (4)		Total	Market Value	Variation Margin Liability (4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$9,238	$5,910	$15,148	$(1,535)	$(2,578)	$(1,826)	$(5,939)

(4)	Unsettled variation margin asset of $100 and liability of $(488) for closed swap agreements is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	07/2015	$		138,531		GBP	88,059	$0	$(168)
	08/2015		GBP	88,059	$		138,502	170	0

BOA	07/2015		MXN	127,154			8,094	7	0
	07/2015	$		20,332		MXN	307,410	0	(780)
	08/2015		EUR	18,300	$		24,474	4,062	0
	08/2015		JPY	1,014,812			10,000	1,705	0
	06/2016		EUR	104,144			142,587	25,635	0
	06/2016	$		6,094		EUR	4,512	0	(1,027)

BPS	07/2015		JPY	39,479,919	$		319,516	0	(3,072)
	07/2015		MXN	162,969			10,504	139	0
	07/2015	$		11,810		JPY	1,458,400	107	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	07/2015	$		34,924		MXN	529,837	$0	$(1,226)
	10/2015		BRL	299,600	$		108,942	15,690	0
	01/2016			98,000			38,066	8,485	0
	07/2017			6,300			2,163	521	0
	01/2018			3,496			1,022	148	0

BRC	07/2015		MXN	78,745			5,189	181	0
	07/2015		RUB	240,275			4,306	0	(42)
	07/2015	$		13,453		INR	863,952	96	0
	06/2016		EUR	19,578	$		26,921	4,928	0

CBK	07/2015		CAD	564			457	5	0
	07/2015		MXN	550,817			35,325	293	0
	07/2015		RUB	325,120			5,783	0	(100)
	07/2015	$		85,138		CAD	105,080	3	(1,010)
	07/2015			205,674		EUR	182,130	0	(2,627)
	07/2015			6,359		JPY	787,800	78	0
	07/2015			6,281		MXN	95,340	0	(217)
	08/2015		CAD	103,781	$		84,062	1,005	0
	08/2015		GBP	5,144			8,103	22	0
	08/2015	$		15,623		INR	1,012,823	182	0
	09/2015		MXN	361,093	$		22,841	11	0
	04/2016		BRL	612,241			183,135	3,514	0

DUB	07/2015			31,000			9,829	7	(149)
	07/2015		GBP	94,456			144,742	0	(3,672)
	07/2015		MXN	227,042			14,951	511	0
	07/2015	$		10,071		BRL	31,000	0	(101)
	07/2015			38,102		MXN	579,426	0	(1,250)
	08/2015		EUR	16,300	$		21,835	3,654	0
	08/2015		ILS	67,453			17,454	0	(422)
	10/2015		BRL	178,000			60,098	6,326	(1,632)
	01/2016			14,121			4,900	638	0
	02/2016		EUR	10,350			13,928	2,347	0
	04/2016		BRL	31,000			9,304	210	0
	06/2016		EUR	10,773			14,750	2,653	0
	06/2016	$		12,309		EUR	9,107	0	(2,083)

FBF	07/2015		BRL	51,049	$		18,794	2,375	0
	07/2015		MXN	113,080			7,359	167	0
	07/2015		RUB	883,775			15,596	0	(395)
	07/2015	$		16,454		BRL	51,049	0	(34)
	07/2015			4,546		MXN	69,691	0	(114)
	08/2015		RUB	172,376	$		3,149	74	0
	10/2015		BRL	210,000			78,607	13,244	0
	04/2016			95,700			26,620	0	(1,452)

GLM	07/2015		AUD	16,251			12,563	25	0
	07/2015		BRL	117,971			48,418	10,474	0
	07/2015		CAD	134,216			108,044	585	0
	07/2015		EUR	270,639			295,849	0	(5,872)
	07/2015		MXN	302,031			19,798	588	0
	07/2015	$		11,572		AUD	15,170	132	0
	07/2015			38,023		BRL	117,971	0	(80)
	07/2015			22,769		CAD	28,419	0	(15)
	07/2015			257,913		JPY	31,882,619	2,598	0
	08/2015		CHF	1,687	$		1,808	1	0
	08/2015		EUR	26,740			29,940	117	0
	08/2015		JPY	30,464,819			246,652	0	(2,372)
	08/2015	$		14,192		EUR	12,656	0	(77)
	09/2015		MXN	102,285	$		6,599	132	0

HUS	07/2015		BRL	196,321			63,276	132	0
	07/2015		MXN	41,299			2,715	88	0
	07/2015		RUB	588,293			10,577	0	(67)
	07/2015	$		63,480		BRL	196,321	162	(498)
	07/2015			7,762		MXN	118,499	0	(225)
	08/2015		ILS	337,215	$		87,066	0	(2,298)
	08/2015		JPY	3,658,324			35,877	5,972	0
	09/2015		MXN	147,995			9,514	157	0

JPM	07/2015		AUD	199			153	0	(1)
	07/2015		BRL	228,079			84,214	10,855	0
	07/2015		EUR	107,479			120,804	1,044	(63)
	07/2015		RUB	1,179,168			20,723	0	(612)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	07/2015	$		74,427		BRL	228,079	$165	$(1,233)
	07/2015			1,046		CAD	1,281	0	(20)
	07/2015			26,069		EUR	23,850	548	(28)
	07/2015			3,372		GBP	2,155	19	(5)
	09/2015		KRW	28,459,576	$		25,567	193	0
	10/2015	$		12,818		BRL	42,100	286	0
	01/2016		BRL	459,198	$		157,346	18,742	0
	04/2016			94,926			28,249	404	0
	01/2018	$		1,016		BRL	3,496	0	(141)

MSB	07/2015		BRL	36,000	$		14,724	3,145	0
	07/2015		MXN	4,553			295	5	0
	07/2015		RUB	398,049			6,987	0	(215)
	07/2015	$		11,603		BRL	36,000	0	(24)
	07/2015			184,657		EUR	165,009	0	(696)
	07/2015			1,085		MXN	16,365	0	(44)
	07/2015			67,110		RUB	3,659,505	0	(896)
	08/2015		EUR	165,009	$		184,734	695	0
	08/2015		RUB	3,659,505			66,169	887	0
	08/2015		SAR	15,390			4,099	0	(5)
	08/2015	$		4,094		SAR	15,390	10	0
	09/2015		ILS	249,825	$		64,910	0	(1,306)
	01/2016		BRL	224,000			77,894	10,282	0
	06/2016		EUR	27,527			37,859	6,949	0

NAB	06/2016			59,849			82,177	14,959	0
	07/2016			45,981			62,378	10,661	0

SCX	07/2015		MXN	224,472			14,427	150	0
	07/2015	$		22,137		INR	1,424,959	210	0
	08/2015			30,966			1,998,607	222	0
	09/2015			12,274		MXN	192,467	0	(106)

SOG	07/2015		RUB	44,826	$		791	0	(20)
	08/2015			984,986			17,764	193	0

TOR	07/2015		BRL	104,717			33,764	84	0
	07/2015	$		33,751		BRL	104,717	0	(71)

UAG	07/2015		JPY	11,227,800	$		91,175	0	(567)
	07/2015		MXN	523,701			34,158	850	0
	07/2015	$		7,931		EUR	7,129	57	(40)
	07/2015			6,721		GBP	4,242	0	(56)
	07/2015			134,501		JPY	16,578,900	964	0
	07/2015			14,052		MXN	212,387	0	(544)
	08/2015		EUR	91,124	$		102,167	534	0
	09/2015		MXN	61,837			3,962	52	0
	01/2016		BRL	123,500			47,674	10,397	0

Total Forward Foreign Currency Contracts								$213,918	$(39,770)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
GLM	Call - OTC USD versus SAR	SAR	3.756	08/05/2015	$34,800	$73	$6

MSB	Call - OTC USD versus SAR		3.759	07/30/2015	11,500	36	1

						$109	$7

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.100%	01/29/2016	$	499,900	$1,880	$1,086

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750%	07/30/2015		23,000	322	1

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.100%	01/19/2016		93,500	393	205
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.150%	07/20/2015		93,800	436	47

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100%	01/30/2018		92,300	1,311	718

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.800%	01/19/2016		275,000	458	284
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500%	01/29/2016		46,500	418	134

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750%	01/29/2016	$	46,500	$721	$115
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.580%	05/12/2016		43,500	1,392	1,605
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.580%	05/23/2016		101,200	2,861	3,811

								$10,192	$8,006

Total Purchased Options								$10,301	$8,013

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.950%	08/19/2015	EUR	49,600	$(100)	$(100)

GST	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.950%	08/19/2015		53,500	(117)	(108)

							$(217)	$(208)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC EUR versus USD	$	1.145	07/30/2015	EUR 94,000	$(596)	$(568)
	Call - OTC USD versus INR	INR	65.100	07/15/2015	$ 13,500	(83)	(7)
	Put - OTC USD versus JPY	JPY	80.000	02/18/2019	2,700	(151)	(17)

BPS	Put - OTC EUR versus USD	$	1.090	08/06/2015	EUR 15,500	(148)	(148)

BRC	Put - OTC EUR versus USD		1.110	07/29/2015	5,212	(62)	(62)

CBK	Put - OTC EUR versus USD		1.110	07/29/2015	71,288	(887)	(887)
	Call - OTC USD versus ILS	ILS	4.000	07/29/2015	$ 14,100	(83)	(4)
	Call - OTC USD versus JPY	JPY	123.550	07/28/2015	40,011	(190)	(189)
	Put - OTC USD versus JPY		99.000	09/30/2015	10,600	(112)	0

DUB	Call - OTC USD versus ILS	ILS	4.000	07/27/2015	14,900	(117)	(4)

GLM	Call - OTC USD versus ILS		3.980	08/04/2015	8,500	(70)	(5)
	Call - OTC USD versus INR	INR	65.500	07/16/2015	2,100	(15)	(1)
	Call - OTC USD versus INR		65.500	07/24/2015	8,100	(52)	(6)
	Call - OTC USD versus INR		65.250	07/30/2015	11,800	(63)	(19)
	Call - OTC USD versus JPY	JPY	123.150	07/29/2015	54,100	(353)	(353)

HUS	Call - OTC USD versus INR	INR	65.000	07/02/2015	12,900	(70)	0
	Call - OTC USD versus JPY	JPY	123.400	07/28/2015	10,289	(56)	(56)

JPM	Put - OTC EUR versus USD	$	1.101	07/28/2015	EUR 32,438	(337)	(337)
	Put - OTC USD versus INR	INR	61.500	07/15/2015	$ 10,500	(55)	0
	Call - OTC USD versus INR		65.000	07/15/2015	10,500	(92)	(6)
	Put - OTC USD versus JPY	JPY	109.000	11/10/2015	20,400	(390)	(23)

MSB	Call - OTC EUR versus USD	$	1.140	07/21/2015	EUR 29,200	(175)	(153)

SOG	Put - OTC USD versus JPY	JPY	109.000	11/19/2015	$ 21,000	(358)	(27)

UAG	Call - OTC USD versus INR	INR	65.400	07/16/2015	12,200	(72)	(4)
	Put - OTC USD versus JPY	JPY	100.000	07/03/2015	7,900	(55)	0

UBS	Put - OTC EUR versus USD	$	1.104	07/28/2015	EUR 7,862	(83)	(83)

						$(4,725)	$(2,959)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949%	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$13,700	$(116)	$(7)
	Floor - OTC CPURNSA Index	216.687%	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	32,900	(293)	(20)
	Floor - OTC CPURNSA Index	217.965%	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	14,800	(191)	(10)

DUB	Floor - OTC CPURNSA Index	215.949%	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	4,900	(37)	(3)
	Floor - OTC CPURNSA Index	218.011%	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	15,400	(151)	(11)

						$(788)	$(51)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.730%	01/29/2016	$	499,900	$(710)	$(241)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.915%	01/29/2016		499,900	(1,220)	(556)

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.430%	07/30/2015		23,000	(137)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.590%	07/30/2015		23,000	(214)	0

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.700%	01/19/2016		93,500	(140)	(37)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.900%	01/19/2016		93,500	(253)	(97)
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.850%	07/20/2015		93,800	(160)	0
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000%	07/20/2015		93,800	(281)	(6)

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100%	01/30/2018		92,300	(480)	(201)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600%	01/30/2018		92,300	(835)	(407)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.500%	01/19/2016		183,100	(110)	(39)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.520%	01/19/2016		91,900	(55)	(22)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.650%	01/19/2016		183,100	(201)	(95)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.660%	01/19/2016		91,900	(92)	(50)
	Put - OTC 2-Year Interest Rate Swap (Effective 05/16/2018)	3-Month USD-LIBOR	Pay	2.500%	05/12/2016		413,700	(1,394)	(1,329)
	Put - OTC 2-Year Interest Rate Swap (Effective 05/25/2018)	3-Month USD-LIBOR	Pay	2.500%	05/23/2016		961,700	(3,005)	(3,212)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/14/2015		96,700	(1,269)	(48)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.520%	09/18/2015		308,600	(2,700)	(260)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100%	01/29/2016		46,500	(177)	(37)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300%	01/29/2016		46,500	(270)	(72)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350%	08/03/2015		103,000	(577)	(488)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	08/03/2015		103,000	(247)	(312)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.330%	01/29/2016		46,500	(295)	(28)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.540%	01/29/2016		46,500	(465)	(59)

								$(15,287)	$(7,596)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Put - OTC Fannie Mae 3.500% due 07/01/2045	$	101.906	07/07/2015	$9,000	$(31)	$(7)
	Put - OTC Fannie Mae 3.500% due 07/01/2045		102.102	07/07/2015	24,000	(79)	(27)

JPM	Put - OTC Fannie Mae 3.500% due 07/01/2045		101.770	07/07/2015	18,000	(63)	(11)
	Put - OTC Fannie Mae 3.500% due 07/01/2045		102.277	07/07/2015	25,000	(89)	(37)
	Put - OTC Fannie Mae 3.500% due 07/01/2045		102.289	07/07/2015	2,000	(7)	(3)

						$(269)	$(85)

Total Written Options						$(21,286)	$(10,899)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	0	$1,939,800	AUD	65,500	EUR	625,600	$(22,102)
Sales	42,187	4,841,800		0		358,600	(33,110)
Closing Buys	(10,574)	(374,900)		0		(43,000)	7,300
Expirations	(15,060)	(1,385,000)		(38,400)		(343,500)	17,844
Exercised	(13,544)	(248,200)		(27,100)		(239,100)	7,360

Balance at End of Period	3,009	$4,773,500	AUD	0	EUR	358,600	$(22,708)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	09/20/2015	0.841%	$	700	$(6)	$6	$0	$0
	MetLife, Inc.	1.000%	09/20/2015	0.112%		7,500	(492)	509	17	0
	MetLife, Inc.	1.000%	12/20/2015	0.112%		18,100	(865)	947	82	0
	Mexico Government International Bond	1.000%	09/20/2015	0.461%		1,200	0	2	2	0
	Mexico Government International Bond	1.000%	12/20/2016	0.647%		1,700	16	(7)	9	0
	Mexico Government International Bond	1.000%	12/20/2018	0.994%		2,200	(4)	5	1	0
	Prudential Financial, Inc.	1.000%	12/20/2015	0.111%		9,000	(263)	304	41	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Petrobras International Finance Co.	1.000%	06/20/2018	3.678%	$	700	$(101)	$49	$0	$(52)
	Petrobras International Finance Co.	1.000%	12/20/2019	4.087%		6,200	(642)	(117)	0	(759)
	Petrobras International Finance Co.	1.000%	03/20/2020	4.148%		500	(77)	12	0	(65)
	U.S. Treasury Notes	0.250%	03/20/2016	0.109%	EUR	3,800	(54)	59	5	0

BRC	Brazil Government International Bond	1.000%	09/20/2015	0.841%	$	2,300	(20)	21	1	0
	Brazil Government International Bond	1.000%	03/20/2016	0.841%		1,100	(7)	8	1	0
	Brazil Government International Bond	1.000%	06/20/2016	0.976%		18,400	(27)	36	9	0
	Brazil Government International Bond	1.000%	12/20/2016	1.302%		31,000	(781)	651	0	(130)
	China Government International Bond	1.000%	12/20/2018	0.601%		900	9	3	12	0
	Petrobras International Finance Co.	1.000%	12/20/2019	4.087%		5,000	(666)	54	0	(612)

CBK	Brazil Government International Bond	1.000%	09/20/2015	0.841%		1,000	(16)	17	1	0
	Brazil Government International Bond	1.000%	06/20/2016	0.976%		51,100	(156)	181	25	0
	China Government International Bond	1.000%	12/20/2018	0.601%		2,600	24	12	36	0
	MetLife, Inc.	1.000%	12/20/2015	0.112%		6,900	(251)	282	31	0
	Mexico Government International Bond	1.000%	09/20/2015	0.461%		1,200	(18)	20	2	0
	Mexico Government International Bond	1.000%	12/20/2018	0.994%		800	(1)	1	0	0
	Mexico Government International Bond	1.000%	12/20/2019	1.174%		10,900	65	(144)	0	(79)
	Sprint Communications, Inc.	5.000%	12/20/2019	4.001%		8,700	440	(84)	356	0

DUB	Berkshire Hathaway, Inc.	1.000%	06/20/2016	0.182%		20,700	363	(191)	172	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2017	0.288%		23,900	544	(202)	342	0
	Brazil Government International Bond	1.000%	06/20/2016	0.976%		8,100	(19)	23	4	0
	Export-Import Bank of China	1.000%	06/20/2017	0.454%		800	(34)	43	9	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.121%		4,300	53	(43)	10	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.444%		1,100	(26)	28	2	0
	Mexico Government International Bond	1.000%	03/20/2016	0.461%		15,800	(116)	182	66	0
	Mexico Government International Bond	1.000%	06/20/2016	0.527%		40,900	100	100	200	0

FBF	Brazil Government International Bond	1.000%	09/20/2015	0.841%		5,500	(69)	72	3	0
	Verizon Communications, Inc.	1.000%	09/20/2018	0.464%		500	13	(4)	9	0

GST	Japan Government International Bond	1.000%	12/20/2015	0.083%		2,800	69	(56)	13	0
	Mexico Government International Bond	1.000%	06/20/2017	0.747%		500	(5)	8	3	0
	Mexico Government International Bond	1.000%	12/20/2018	0.994%		3,200	(9)	10	1	0
	Petrobras International Finance Co.	1.000%	12/20/2019	4.087%		5,400	(598)	(63)	0	(661)
	Petrobras International Finance Co.	1.000%	03/20/2020	4.148%		400	(64)	12	0	(52)

HUS	Brazil Government International Bond	1.000%	09/20/2015	0.841%		3,300	(33)	35	2	0
	Brazil Government International Bond	1.000%	06/20/2016	0.976%		25,400	(37)	49	12	0
	Mexico Government International Bond	1.000%	09/20/2016	0.566%		1,000	6	0	6	0
	Mexico Government International Bond	1.000%	12/20/2016	0.647%		300	3	(1)	2	0
	Mexico Government International Bond	1.000%	09/20/2017	0.780%		2,400	(53)	65	12	0
	Mexico Government International Bond	1.000%	12/20/2018	0.994%		1,500	(4)	5	1	0
	Petrobras International Finance Co.	1.000%	03/20/2020	4.148%		1,500	(274)	78	0	(196)

JPM	Brazil Government International Bond	1.000%	09/20/2015	0.841%		3,300	(34)	36	2	0
	Brazil Government International Bond	1.000%	09/20/2016	1.055%		5,300	(31)	29	0	(2)
	Mexico Government International Bond	0.920%	03/20/2016	0.462%		1,200	0	7	7	0
	Mexico Government International Bond	1.000%	09/20/2016	0.566%		700	4	0	4	0
	Mexico Government International Bond	1.000%	12/20/2016	0.647%		1,600	22	(13)	9	0
	Mexico Government International Bond	1.000%	12/20/2018	0.994%		4,500	(10)	12	2	0

MYC	Mexico Government International Bond	1.000%	09/20/2016	0.566%		7,100	(33)	73	40	0
	Petrobras International Finance Co.	1.000%	12/20/2019	4.087%		4,500	(416)	(135)	0	(551)

RYL	China Government International Bond	1.000%	09/20/2016	0.248%		400	3	1	4	0
	Mexico Government International Bond	1.000%	09/20/2015	0.461%		5,400	(63)	71	8	0

UAG	Brazil Government International Bond	1.000%	09/20/2015	0.841%		700	(7)	7	0	0
	Mexico Government International Bond	1.000%	09/20/2015	0.461%		600	(8)	9	1	0
	U.S. Treasury Notes	0.250%	09/20/2015	0.109%	EUR	12,000	(180)	185	5	0

							$(4,836)	$3,259	$1,582	$(3,159)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	$1,832	$ 0	$21	$21	$0

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	4,051	0	47	47	0

					$0	$68	$68	$0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	23

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	28-Day MXN-TIIE	5.500%	09/02/2022	MXN	10,000	$(22)	$4	$0	$(18)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		12,300	(29)	12	0	(17)

							$(51)	$16	$0	$(35)

Total Swap Agreements							$(4,887)	$3,343	$1,650	$(3,194)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(j)	Securities with an aggregate market value of $777 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
AZD	$170	$0	$0	$170	$(168)	$0	$0	$(168)	$2	$0	$2
BOA	31,409	1,086	152	32,647	(1,807)	(1,389)	0	(3,196)	29,451	(29,160)	291
BPS	25,090	0	5	25,095	(4,298)	(248)	(876)	(5,422)	19,673	(21,880)	(2,207)
BRC	5,205	0	23	5,228	(42)	(62)	(742)	(846)	4,382	(4,360)	22
CBK	5,113	1	451	5,565	(3,954)	(1,117)	(79)	(5,150)	415	(3,010)	(2,595)
DUB	16,346	0	805	17,151	(9,309)	(18)	0	(9,327)	7,824	(12,800)	(4,976)
FBF	15,860	0	12	15,872	(1,995)	(34)	0	(2,029)	13,843	(14,980)	(1,137)
GLM	14,652	258	0	14,910	(8,416)	(524)	(35)	(8,975)	5,935	(4,290)	1,645
GST	0	0	38	38	0	(108)	(713)	(821)	(783)	777	(6)
HUS	6,511	0	35	6,546	(3,088)	(56)	(196)	(3,340)	3,206	(2,985)	221
JPM	32,256	718	71	33,045	(2,103)	(1,025)	(2)	(3,130)	29,915	(30,710)	(795)
MSB	21,973	1	0	21,974	(3,186)	(153)	0	(3,339)	18,635	(19,480)	(845)
MYC	0	5,949	40	5,989	0	(6,051)	(551)	(6,602)	(613)	0	(613)
NAB	25,620	0	0	25,620	0	0	0	0	25,620	(25,430)	190
RYL	0	0	12	12	0	0	0	0	12	0	12
SCX	582	0	0	582	(106)	0	0	(106)	476	(260)	216
SOG	193	0	0	193	(20)	(27)	0	(47)	146	0	146
TOR	84	0	0	84	(71)	0	0	(71)	13	(300)	(287)
UAG	12,854	0	6	12,860	(1,207)	(4)	0	(1,211)	11,649	(10,933)	716
UBS	0	0	0	0	0	(83)	0	(83)	(83)	0	(83)

Total Over the Counter	$213,918	$8,013	$1,650	$223,581	$(39,770)	$(10,899)	$(3,194)	$(53,863)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$9,238	$9,238
Swap Agreements	0	73	0	0	5,837	5,910

	$0	$73	$0	$0	$15,075	$15,148

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$213,918	$0	$213,918
Purchased Options	0	0	0	7	8,006	8,013
Swap Agreements	0	1,650	0	0	0	1,650

	$0	$1,650	$0	$213,925	$8,006	$223,581

	$0	$1,723	$0	$213,925	$23,081	$238,729

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,535	$1,535
Futures	0	0	0	0	2,578	2,578
Swap Agreements	0	79	0	0	1,747	1,826

	$0	$79	$0	$0	$5,860	$5,939

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$39,770	$0	$39,770
Written Options	0	208	0	2,959	7,732	10,899
Swap Agreements	0	3,159	0	0	35	3,194

	$0	$3,367	$0	$42,729	$7,767	$53,863

	$0	$3,446	$0	$42,729	$13,627	$59,802

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$7,447	$7,447
Futures	0	0	0	0	54970	54970
Swap Agreements	0	1,725	0	0	(61,287)	(59,562)

	$0	$1,725	$0	$0	$1,130	$2,855

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$165,638	$0	$165,638
Purchased Options	0	0	0	27	(59)	(32)
Written Options	0	296	0	1,257	3,297	4,850
Swap Agreements	0	(11800)	0	0	261	(11,539)

	$0	$(11,504)	$0	$166,922	$3,499	$158,917

	$0	$(9,779)	$0	$166,922	$4,629	$161,772

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(113)	$(113)
Futures	0	0	0	0	(34,499)	(34,499)
Swap Agreements	0	(1,037)	0	0	89,635	88,598

	$0	$(1,037)	$0	$0	$55,023	$53,986

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(10,182)	$0	$(10,182)
Purchased Options	0	0	0	(102)	(2,059)	(2,161)
Written Options	0	(285)	0	641	6,872	7,228
Swap Agreements	0	22,323	0	0	4,550	26,873

	$0	$22,038	$0	$(9,643)	$9,363	$21,758

	$0	$21,001	$0	$(9,643)	$64,386	$75,744

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	25

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

June 30, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$38,841	$0	$38,841
Corporate Bonds & Notes
Banking & Finance	0	1,495,938	21,799	1,517,737
Industrials	0	225,917	5,099	231,016
Utilities	0	317,981	0	317,981
Municipal Bonds & Notes
California	0	227,602	0	227,602
Illinois	0	2,603	0	2,603
Iowa	0	583	0	583
Mississippi	0	2,768	0	2,768
Nebraska	0	7,546	0	7,546
Nevada	0	3,151	0	3,151
New Jersey	0	40,242	0	40,242
Ohio	0	46,517	0	46,517
Texas	0	12,081	0	12,081
U.S. Government Agencies	0	2,451,168	0	2,451,168
U.S. Treasury Obligations	0	2,999,923	0	2,999,923
Mortgage-Backed Securities	0	620,902	1,636	622,538
Asset-Backed Securities	0	402,237	0	402,237
Sovereign Issues	0	1,050,408	0	1,050,408
Convertible Preferred Securities
Banking & Finance	0	12,105	0	12,105
Preferred Securities
Banking & Finance	12,990	0	0	12,990
Short-Term Instruments
Certificates of Deposit	0	22,426	0	22,426
Commercial Paper	0	324,691	0	324,691
Repurchase Agreements	0	9,800	0	9,800
U.S. Treasury Bills	0	23,329	0	23,329
	$12,990	$10,338,759	$28,534	$10,380,283

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$99,589	$0	$0	$99,589

Total Investments	$112,579	$10,338,759	$28,534	$10,479,872

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	9,238	5,810	0	15,048
Over the counter	0	223,581	0	223,581
	$9,238	$229,391	$0	$238,629

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3,252)	(2,199)	0	(5,451)
Over the counter	0	(53,863)	0	(53,863)
	$(3,252)	$(56,062)	$0	$(59,314)

Totals	$118,565	$10,512,088	$28,534	$10,659,187

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2015 (Unaudited)

1. ORGANIZATION

The PIMCO Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment  Income Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio.

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans, assignments of all or a portion of loans from third parties, or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2015, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

(iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises   The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Fund is money market and short maturity fixed income instruments. The Central Funds may incur expenses related to its investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Fund for the period ended June 30, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV III Portfolio

Fund Name	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Total Return Portfolio	$1,038,357	$2,074,870	$(3,014,100)	$(6,649)	$7,111	$99,589	$970	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral)

subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations,

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. Treasury issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another

SEMIANNUAL REPORT	JUNE 30, 2015	37

Notes to Financial Statements (Cont.)

party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s (or Acquired Funds’) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio (or Acquired Funds) could be lost through fraud or negligence.

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio (or Acquired Funds) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

SEMIANNUAL REPORT	JUNE 30, 2015	39

Notes to Financial Statements (Cont.)

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries, administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$576,453	$285,487

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio

SEMIANNUAL REPORT	JUNE 30, 2015	41

Notes to Financial Statements (Cont.)

securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$17,521,787	$15,709,431	$1,163,793	$1,376,371

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,656	$18,770	2,618	$29,228
Administrative Class	37,012	419,543	66,131	738,970
Advisor Class	20,763	234,806	34,944	390,545
Issued as reinvestment of distributions
Institutional Class	174	1,964	531	5,939
Administrative Class	6,081	68,630	13,977	156,463
Advisor Class	2,471	27,874	4,487	50,234
Cost of shares redeemed
Institutional Class	(10,023)	(113,452)	(9,374)	(104,925)
Administrative Class	(77,680)	(877,183)	(229,307)	(2,568,442)
Advisor Class	(7,700)	(87,018)	(23,345)	(261,256)
Net increase (decrease) resulting from Portfolio share transactions	(27,246)	$(306,066)	(139,338)	$(1,563,244)

As of June 30, 2015, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 40% of the Portfolio. One shareholder is a related party and comprises 14% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$10,574,224	$183,016	$(277,368)	$(94,352)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2015	43

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GSC	Goldman Sachs & Co.	NAB	National Australia Bank Ltd.
BOA	Bank of America N.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	TOR	Toronto Dominion Bank
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso
BRL	Brazilian Real	ILS	Israeli Shekel	RUB	Russian Ruble
CAD	Canadian Dollar	INR	Indian Rupee	SAR	Saudi Riyal
CHF	Swiss Franc	JPY	Japanese Yen	USD (or $)	United States Dollar
EUR	Euro	KRW	South Korean Won

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
ALT	Alternate Loan Trust	FSB	Federal Savings Bank	TIIE	Tasa de Interés Interbancaria de Equilibrio
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate

44	PIMCO VARIABLE INSURANCE TRUST

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	JUNE 30, 2015	45

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT71SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Unconstrained Bond Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Unconstrained Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, operational risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO VARIABLE INSURANCE TRUST

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and

Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

SEMIANNUAL REPORT	JUNE 30, 2015	5

PIMCO Unconstrained Bond Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	25.1%
Asset-Backed Securities	20.4%
U.S. Treasury Obligations	17.8%
Sovereign Issues	15.1%
Mortgage-Backed Securities	10.3%
Short-Term Instruments‡	5.4%
Other	5.9%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	Class Inception (05/02/2011)
PIMCO Unconstrained Bond Portfolio Administrative Class	0.86%	1.27%	2.22%
3 Month USD LIBOR Index±	0.13%	0.25%	0.32%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.05% for Administrative Class shares.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$1,008.60	$1,019.43
Expenses Paid During Period†	$5.25	$5.28
Net Annualized Expense Ratio††	1.06%	1.06%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Unconstrained Bond Portfolio seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»

U.S. government and rates positioning detracted from performance over the period driven by negative duration (or sensitivity to changes in market interest rates) positioning as U.S. Treasuries posted positive total returns.

»	Exposure to emerging markets was net negative, driven primarily by long local rate exposure in Brazil and Mexico as rates in these countries increased over the reporting period.

»	Short positioning in the euro and the Japanese yen contributed positively to performance as these currencies depreciated against the U.S. dollar over the reporting period.

»	Exposure to non-agency mortgages added to performance as the price performance of non-agency mortgages generally increased over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Unconstrained Bond Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+		12/31/2014	12/31/2013	12/31/2012	05/02/2011-12/31/2011

Administrative Class
Net asset value beginning of year or period	$10.45		$10.25	$10.46	$9.81	$10.00
Net investment income (a)	0.12		0.13	0.17	0.19	0.15
Net realized/unrealized gain (loss)	(0.03)		0.18	(0.28)	0.57	(0.26)
Total from Investment Operations	0.09		0.31	(0.11)	0.76	(0.11)
Dividends from net investment income	(0.06)		(0.11)	(0.06)	(0.11)	(0.08)
Distributions from net realized capital gains	0.00		0.00	(0.04)	0.00	0.00
Total distributions	(0.06)		(0.11)	(0.10)	(0.11)	(0.08)
Net asset value end of year or period	$10.48		$10.45	$10.25	$10.46	$9.81
Total return	0.86%		3.04%	(1.12)%	7.75%	(1.05)%
Net assets end of year or period (000s)	$279,510		$288,528	$404,497	$267,488	$160,254
Ratio of expenses to average net assets	1.06	%*	1.05%	1.05%	1.05%	1.05%*
Ratio of expenses to average net assets excluding waivers	1.06	%*	1.05%	1.05%	1.05%	1.10%*
Ratio of expenses to average net assets excluding interest expense	1.05	%*	1.05%	1.05%	1.05%	1.05%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.05	%*	1.05%	1.05%	1.05%	1.10%*
Ratio of net investment income to average net assets	2.36	%*	1.25%	1.59%	1.89%	2.35%*
Portfolio turnover rate	229%		255%	928%	879%	302%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	7

Statement of Assets and Liabilities PIMCO Unconstrained Bond Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$285,464
Investments in Affiliates	15,562
Financial Derivative Instruments
Exchange-traded or centrally cleared	288
Over the counter	14,442
Cash	3
Deposits with counterparty	5,213
Foreign currency, at value	854
Receivable for Investments sold~	78,595
Receivable for Portfolio shares sold	33
Interest and dividends receivable	1,761
Dividends receivable from Affiliates	1
Total Assets	402,216

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$5,870
Payable for sale-buyback transactions	4,952
Payable for short sales	47,586
Financial Derivative Instruments
Exchange-traded or centrally cleared	410
Over the counter	5,154
Payable for investments purchased~	38,439
Payable for investments in Affiliates purchased	1
Deposits from counterparty	11,576
Payable for Portfolio shares redeemed	108
Accrued investment advisory fees	141
Accrued supervisory and administrative fees	70
Accrued distribution fees	1
Accrued servicing fees	34
Accrued reimbursement to PIMCO	14
Other liabilities	3
Total Liabilities	114,359

Net Assets	$287,857

Net Assets Consist of:
Paid in capital	$275,557
Undistributed net investment income	3,611
Accumulated undistributed net realized (loss)	(2,732)
Net unrealized appreciation	11,421
$287,857

Net Assets:
Institutional Class	$916
Administrative Class	279,510
Advisor Class	7,236
Class M	195

Shares Issued and Outstanding:
Institutional Class	87
Administrative Class	26,659
Advisor Class	690
Class M	19

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.48
Administrative Class	10.48
Advisor Class	10.48
Class M	10.48

Cost of Investments in securities	$285,187
Cost of Investments in Affiliates	$15,563
Cost of Foreign Currency Held	$857
Proceeds Received on Short Sales	$47,819
Cost or Premiums of Financial Derivative Instruments, net	$(1,468)

* Includes repurchase agreements of:	$472

~	A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Unconstrained Bond Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$4,895
Dividends	9
Dividends from Investments in Affiliates	26
Total Income	4,930

Expenses:
Investment advisory fees	865
Supervisory and administrative fees	432
Servicing fees - Administrative Class	211
Distribution and/or servicing fees - Advisor Class	7
Trustee fees	2
Interest expense	17
Miscellaneous expense	1

Total Expenses	1,535

Net Investment Income	3,395

Net Realized Gain (Loss):
Investments in securities	(3,340)
Investments in Affiliates	(107)
Exchange-traded or centrally cleared financial derivative instruments	(3,107)
Over the counter financial derivative instruments	4,238
Foreign currency	(388)

Net Realized (Loss)	(2,704)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(2,650)
Investments in Affiliates	124
Exchange-traded or centrally cleared financial derivative instruments	1,861
Over the counter financial derivative instruments	2,665
Foreign currency assets and liabilities	27

Net Change in Unrealized Appreciation	2,027

Net Increase in Net Assets Resulting from Operations	$2,718

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statements of Changes in Net Assets PIMCO Unconstrained Bond Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$3,395	$5,315
Net realized gain (loss)	(2,704)	8,040
Net change in unrealized appreciation (depreciation)	2,027	(433)

Net Increase in Net Assets Resulting from Operations	2,718	12,922

Distributions to Shareholders:
From net investment income
Institutional Class	(4)	(7)
Administrative Class	(1,603)	(4,455)
Advisor Class	(33)	(26)
Class M	(1)	0

Total Distributions	(1,641)	(4,488)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions****	(6,942)	(120,360)

Total (Decrease) in Net Assets	(5,865)	(111,926)

Net Assets:
Beginning of period	293,722	405,648
End of period*	$287,857	$293,722

* Including undistributed net investment income of:	$3,611	$1,857

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Unconstrained Bond Portfolio

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.2%

BANK LOAN OBLIGATIONS 4.4%
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018		$2,279	$2,295
Chrysler Group LLC
3.500% due 05/24/2017		4,454	4,454
Dell, Inc.
3.750% due 10/29/2018		163	163
H.J. Heinz Co.
3.250% due 06/05/2020		590	590
HCA, Inc.
2.937% due 03/31/2017		5,049	5,052

Total Bank Loan Obligations (Cost $12,536)			12,554

CORPORATE BONDS & NOTES 26.2%

BANKING & FINANCE 14.2%
AGFC Capital Trust
6.000% due 01/15/2067		100	75
Ally Financial, Inc.
2.750% due 01/30/2017		3,200	3,194
2.955% due 07/18/2016		1,200	1,214
3.500% due 07/18/2016		500	509
5.500% due 02/15/2017		1,400	1,463
American Express Co.
4.900% due 03/15/2020 (f)		300	291
Bank of America Corp.
0.604% due 08/15/2016		100	100
2.000% due 01/11/2018		1,400	1,405
3.958% due 10/21/2025	MXN	2,000	140
5.750% due 12/01/2017		$3,500	3,814
6.400% due 08/28/2017		700	768
6.875% due 04/25/2018		1,300	1,469
Barclays Bank PLC
7.625% due 11/21/2022		400	456
14.000% due 06/15/2019 (f)	GBP	500	1,026
BPCE S.A.
5.150% due 07/21/2024		$600	609
CIT Group, Inc.
4.250% due 08/15/2017		300	305
5.000% due 05/15/2017		100	103
Citigroup, Inc.
0.954% due 11/15/2016		500	501
Credit Agricole S.A.
6.500% due 06/23/2021 (f)	EUR	300	337
Eksportfinans ASA
2.000% due 09/15/2015		$200	200
Ford Motor Credit Co. LLC
2.500% due 01/15/2016		4,000	4,033
3.984% due 06/15/2016		1,590	1,627
4.207% due 04/15/2016		1,000	1,023
General Motors Financial Co., Inc.
2.750% due 05/15/2016		200	203
Goldman Sachs Group, Inc.
6.150% due 04/01/2018		200	222
International Lease Finance Corp.
5.750% due 05/15/2016		1,500	1,539
8.625% due 09/15/2015		2,500	2,534
8.750% due 03/15/2017		200	219
JPMorgan Chase & Co.
0.902% due 02/26/2016		1,500	1,502
1.177% due 01/25/2018		300	302
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)	GBP	1,756	2,853
7.875% due 06/27/2029 (f)		200	331

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley
1.750% due 02/25/2016		$1,200	$1,205
MUFG Union Bank N.A.
2.625% due 09/26/2018		300	305
Murray Street Investment Trust
4.647% due 03/09/2017		200	210
Navient Corp.
5.000% due 06/15/2018		1,000	999
8.450% due 06/15/2018		200	223
Prudential Covered Trust
2.997% due 09/30/2015		630	633
QBE Capital Funding Ltd.
7.250% due 05/24/2041		200	222
Rabobank Group
6.875% due 03/19/2020	EUR	1,100	1,447
Royal Bank of Scotland PLC
4.375% due 03/16/2016		$400	409
UBS AG
5.125% due 05/15/2024		1,000	991

			41,011

INDUSTRIALS 6.3%
AbbVie, Inc.
1.800% due 05/14/2018		400	399
2.500% due 05/14/2020		100	99
3.600% due 05/14/2025		200	198
Actavis Funding SCS
1.543% due 03/12/2020		500	506
Altice Financing S.A.
6.625% due 02/15/2023		400	398
Aviation Capital Group Corp.
3.875% due 09/27/2016		400	407
CNPC General Capital Ltd.
1.450% due 04/16/2016		3,000	3,006
Cox Communications, Inc.
5.875% due 12/01/2016		1,100	1,168
DISH DBS Corp.
4.250% due 04/01/2018		300	306
4.625% due 07/15/2017		200	207
7.125% due 02/01/2016		1,400	1,438
7.875% due 09/01/2019		200	223
Hellenic Railways Organization S.A.
5.014% due 12/27/2017	EUR	500	298
HJ Heinz Co.
3.950% due 07/15/2025 (b)		$100	101
Kroger Co.
2.200% due 01/15/2017		100	101
MGM Resorts International
6.625% due 07/15/2015		2,280	2,283
ONEOK Partners LP
6.150% due 10/01/2016		1,427	1,508
QUALCOMM, Inc.
4.800% due 05/20/2045		100	96
Reynolds American, Inc.
3.250% due 06/12/2020		100	101
4.450% due 06/12/2025		100	102
5.850% due 08/15/2045		100	106
SABMiller Holdings, Inc.
0.968% due 08/01/2018		3,600	3,612
Universal Health Services, Inc.
3.750% due 08/01/2019		400	407
Wynn Las Vegas LLC
5.500% due 03/01/2025		700	670
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		400	394

			18,134

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 5.7%
AES Corp.
3.283% due 06/01/2019		$900	$902
AT&T, Inc.
1.212% due 06/30/2020		300	302
2.450% due 06/30/2020		100	98
3.000% due 06/30/2022		400	386
3.400% due 05/15/2025		200	190
4.500% due 05/15/2035		100	92
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		200	202
NextEra Energy Capital Holdings, Inc.
1.339% due 09/01/2015		3,600	3,603
Novatek OAO Via Novatek Finance Ltd.
5.326% due 02/03/2016		800	814
Petrobras Global Finance BV
2.643% due 03/17/2017		1,100	1,080
2.750% due 01/15/2018	EUR	600	644
3.163% due 03/17/2020		$100	95
6.250% due 12/14/2026	GBP	100	140
6.850% due 06/05/2115		$400	332
Sinopec Group Overseas Development Ltd.
1.051% due 04/10/2017		1,600	1,599
Verizon Communications, Inc.
1.816% due 09/15/2016		3,700	3,747
2.036% due 09/14/2018		900	932
5.150% due 09/15/2023		1,100	1,207

			16,365

Total Corporate Bonds & Notes (Cost $75,827)			75,510

U.S. GOVERNMENT AGENCIES 1.8%
Freddie Mac
1.715% due 10/25/2021 (a)		386	31
5.500% due 08/15/2051		400	416
11.643% due 04/15/2044		107	113
Ginnie Mae
3.500% due 07/01/2045		4,500	4,659

Total U.S. Government Agencies (Cost $5,280)			5,219

U.S. TREASURY OBLIGATIONS 18.7%
U.S. Treasury Bonds
3.000% due 11/15/2044		1,500	1,460
3.125% due 08/15/2044		2,400	2,393
U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2022		926	919
0.125% due 01/15/2023		1,332	1,308
0.125% due 07/15/2024		6,078	5,922
0.250% due 01/15/2025		10,188	9,981
0.625% due 07/15/2021		1,155	1,191
1.125% due 01/15/2021 (j)		2,487	2,630
2.000% due 01/15/2026 (l)		3,576	4,098
2.375% due 01/15/2025		502	590
U.S. Treasury Notes
1.875% due 11/30/2021 (j)(l)		5,300	5,261
2.000% due 05/31/2021 (l)		1,300	1,307
2.125% due 09/30/2021 (h)		16,500	16,651

Total U.S. Treasury Obligations (Cost $54,214)			53,711

MORTGAGE-BACKED SECURITIES 10.7%
Banc of America Commercial Mortgage Trust
5.732% due 04/10/2049		80	84

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BCAP LLC Trust
5.250% due 06/26/2036		$716	$610
Bear Stearns Adjustable Rate Mortgage Trust
2.626% due 01/25/2035		34	34
3.119% due 11/25/2034		811	781
Berica ABS SRL
0.321% due 12/31/2055	EUR	837	927
CBA Commercial Small Balance Commercial Mortgage
0.437% due 06/25/2038		$3,052	2,320
Countrywide Alternative Loan Trust
6.000% due 02/25/2037 ^		570	467
6.000% due 05/25/2037 ^		475	393
Countrywide Home Loan Mortgage Pass-Through Trust
2.513% due 02/20/2036		1,012	858
2.680% due 08/25/2034		539	495
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		3,530	3,686
Credit Suisse Mortgage Capital Certificates
0.494% due 12/27/2035		1,473	1,414
First Horizon Alternative Mortgage Securities Trust
2.219% due 06/25/2034		300	295
2.295% due 01/25/2036 ^		554	447
2.312% due 06/25/2036		510	419
First Horizon Mortgage Pass-Through Trust
2.398% due 11/25/2037 ^		3,789	3,284
Granite Mortgages PLC
0.952% due 09/20/2044	GBP	117	183
HarborView Mortgage Loan Trust
1.008% due 11/19/2034		$95	76
IndyMac Mortgage Loan Trust
0.397% due 04/25/2046		3,273	2,599
2.525% due 10/25/2034		54	52
JPMorgan Alternative Loan Trust
0.337% due 07/25/2036		69	69
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047		83	86
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		53	55
Morgan Stanley Capital Trust
5.665% due 04/15/2049		970	1,033
RBSSP Resecuritization Trust
0.435% due 02/26/2037		1,110	1,047
RMAC Securities PLC
0.721% due 06/12/2044	GBP	1,692	2,459
Structured Asset Securities Corp. Trust
5.500% due 09/25/2035		$494	501
Thornburg Mortgage Securities Trust
1.437% due 06/25/2037		143	126
2.019% due 06/25/2037		551	528
Wachovia Bank Commercial Mortgage Trust
5.749% due 07/15/2045		510	528
5.903% due 06/15/2049		3,329	3,520
6.150% due 02/15/2051		240	259
WaMu Mortgage Pass-Through Certificates Trust
0.417% due 04/25/2045		125	119
Wells Fargo Mortgage-Backed Securities Trust
2.616% due 01/25/2035		662	661
2.648% due 06/25/2035		439	451

Total Mortgage-Backed Securities (Cost $28,589)			30,866

ASSET-BACKED SECURITIES 21.4%
Access Group, Inc.
1.577% due 10/27/2025		548	548
ACE Securities Corp Home Equity Loan Trust
0.342% due 08/25/2036		470	394

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.347% due 05/25/2036		$1,469	$1,319
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.907% due 03/25/2035		1,900	1,862
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.567% due 02/25/2036		2,221	1,510
Asset-Backed Funding Certificates Trust
0.347% due 01/25/2037		3,725	2,328
0.407% due 01/25/2037		2,592	1,633
Asset-Backed Securities Corp. Home Equity Loan Trust
0.867% due 07/25/2035		4,263	3,479
Atlas Senior Loan Fund Ltd.
1.476% due 08/18/2025		1,000	995
Avoca CLO PLC
0.348% due 09/15/2021	EUR	250	279
Bear Stearns Asset-Backed Securities Trust
0.387% due 04/25/2037 ^		$713	688
0.677% due 09/25/2035		1,100	972
1.437% due 08/25/2037		237	218
Belle Haven ABS CDO Ltd.
0.639% due 11/03/2044		308	162
0.679% due 11/03/2044		472	248
Benefit Street Partners CLO Ltd.
1.811% due 07/18/2027 (b)		3,000	2,993
Carlyle Global Market Strategies CLO Ltd.
1.395% due 07/15/2025		1,000	992
Citigroup Mortgage Loan Trust, Inc.
0.327% due 08/25/2036		98	88
Countrywide Asset-Backed Certificates
0.327% due 08/25/2037		4,000	3,611
0.327% due 06/25/2047		974	775
0.337% due 12/25/2036		1,097	1,046
0.337% due 04/25/2047		1,468	1,208
0.377% due 06/25/2047		3,928	3,609
5.034% due 07/25/2036		300	234
Countrywide Asset-Backed Certificates Trust
0.445% due 05/25/2036		3	3
0.535% due 05/25/2036		312	303
5.095% due 05/25/2035		800	800
5.197% due 08/25/2035		600	593
Credit-Based Asset Servicing and Securitization LLC
3.998% due 03/25/2037 ^		3,054	1,896
First Franklin Mortgage Loan Trust
0.347% due 04/25/2036		2,569	2,177
0.547% due 10/25/2035		989	925
GoldenTree Loan Opportunities Ltd.
1.427% due 04/25/2025		2,000	1,979
GSAA Home Equity Trust
0.467% due 07/25/2037		2,876	1,079
GSAMP Trust
0.417% due 03/25/2047		2,000	1,349
HSI Asset Securitization Corp. Trust
0.297% due 12/25/2036		2,114	1,015
0.407% due 12/25/2036		764	372
Huntington CDO Ltd.
0.549% due 11/05/2040		346	329
Madison Park Funding Ltd.
1.645% due 01/20/2025		1,000	1,000
MASTR Asset-Backed Securities Trust
0.357% due 10/25/2036		1,042	896
Monroe Capital BSL CLO Ltd.
1.859% due 05/22/2027		1,000	1,001
Morgan Stanley ABS Capital, Inc. Trust
0.327% due 11/25/2036		250	161
0.337% due 10/25/2036		575	399

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Capital, Inc. Trust
0.367% due 03/25/2036		$82	$77
0.477% due 01/25/2036		500	452
Newcastle CDO Ltd.
0.622% due 12/24/2039		92	90
OHA Credit Partners Ltd.
1.395% due 04/20/2025		1,000	992
Option One Mortgage Loan Trust
0.517% due 04/25/2037		4,325	2,654
Residential Asset Securities Corp. Trust
0.647% due 11/25/2035		3,100	2,456
Securitized Asset-Backed Receivables LLC Trust
0.952% due 02/25/2034		592	561
Sierra Madre Funding Ltd.
0.564% due 09/07/2039		1,157	922
0.584% due 09/07/2039		2,670	2,128
Structured Asset Investment Loan Trust
0.547% due 10/25/2035		422	415
Tralee CLO Ltd.
1.625% due 07/20/2026		3,000	2,978
Triaxx Prime CDO Ltd.
0.447% due 10/02/2039		426	337

Total Asset-Backed Securities (Cost $54,374)			61,530

SOVEREIGN ISSUES 15.7%
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2015 (d)	BRL	21,000	6,527
0.000% due 01/01/2016 (d)		9,000	2,704
0.000% due 01/01/2017 (d)		18,000	4,755
0.000% due 07/01/2017 (d)		14,400	3,588
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		3,100	899
10.000% due 01/01/2025		22,800	6,348
Italy Buoni Poliennali Del Tesoro
2.500% due 12/01/2024	EUR	3,200	3,639
4.000% due 02/01/2037		850	1,064
4.750% due 09/01/2044		650	913
5.000% due 03/01/2025		2,200	3,009
5.000% due 09/01/2040		1,500	2,149
New Zealand Government Bond
2.000% due 09/20/2025	NZD	206	139
3.000% due 09/20/2030		816	611
Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	400	250
Slovenia Government International Bond
5.250% due 02/18/2024		$600	657
Spain Government International Bond
2.750% due 10/31/2024	EUR	6,300	7,306
5.150% due 10/31/2044		500	746

Total Sovereign Issues (Cost $53,596)			45,304

		SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Ally Financial, Inc.
8.500% due 05/15/2016 (f)		3,586	95

Total Preferred Securities (Cost $96)			95

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (g) 0.2%
			472

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.027% due 07/23/2015 - 09/24/2015 (c)(l)	$203	$203

Total Short-Term Instruments (Cost $675)		675

Total Investments in Securities (Cost $285,187)		285,464

	SHARES
INVESTMENTS IN AFFILIATES 5.4%

SHORT-TERM INSTRUMENTS 5.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.4%
PIMCO Short-Term Floating NAV Portfolio III	1,569,099	15,562

Total Short-Term Instruments (Cost $15,563)		15,562

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $15,563)	$15,562

Total Investments 104.6% (Cost $300,750)	$301,026

Financial Derivative Instruments (i)(k) 3.2% (Cost or Premiums, net $(1,468))	9,166

Other Assets and Liabilities, net (7.8%)	(22,335)

Net Assets 100.0%	$287,857

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon bond.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$472	Fannie Mae 2.200% due 10/17/2022	$(484)	$472	$472

Total Repurchase Agreements						$(484)	$472	$472

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.420%	06/16/2015	07/08/2015	$(505)	$(505)
	0.420%	06/18/2015	07/08/2015	(1,010)	(1,010)
	0.480%	06/23/2015	07/06/2015	(1,418)	(1,418)
GRE	0.440%	06/17/2015	07/07/2015	(2,936)	(2,937)

Total Reverse Repurchase Agreements					$(5,870)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
GSC	0.330%	06/04/2015	07/06/2015	$(4,949)	$(4,952)

Total Sale-Buyback Transactions					$(4,952)

(2)	The average amount of borrowings outstanding during the period ended June 30, 2015 was $10,038 at a weighted average interest rate of 0.183%.
(3)	Payable for sale-buyback transactions includes $1 of deferred price drop.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	07/01/2045	$7,700	$(7,723)	$(7,654)
Fannie Mae	3.500%	07/01/2045	7,500	(7,787)	(7,715)
Fannie Mae	3.500%	08/01/2045	5,000	(5,120)	(5,130)
Fannie Mae	4.000%	07/01/2045	12,400	(13,212)	(13,121)
Fannie Mae	4.000%	08/01/2045	12,000	(12,676)	(12,670)
Fannie Mae	4.500%	07/01/2045	1,000	(1,085)	(1,080)
Fannie Mae	4.500%	08/13/2045	200	(216)	(216)

Total Short Sales				$(47,819)	$(47,586)

* Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(h)	Securities with an aggregate market value of $10,798 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$0	$(2,933)	$0	$(2,933)	$2,927	$(6)
GRE	0	(2,937)	0	(2,937)	2,927	(10)
SSB	472	0	0	472	(484)	(12)

Master Securities Forward Transaction Agreement
GSC	0	0	(4,952)	(4,952)	4,945	(7)

Total Borrowings and Other Financing Transactions	$472	$(5,870)	$(4,952)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	189	$136	$0	$0
90-Day Eurodollar December Futures	Short	12/2016	278	(258)	7	0
90-Day Eurodollar June Futures	Short	06/2016	61	(17)	1	0
90-Day Eurodollar March Futures	Short	03/2017	46	(9)	1	0
90-Day Eurodollar September Futures	Short	09/2016	50	(18)	1	0
Canada Government 10-Year Bond September Futures	Short	09/2015	35	(27)	0	(67)
Euro-BTP Italy Government Bond September Futures	Long	09/2015	16	(86)	14	(44)
U.S. Treasury 10-Year Note September Futures	Long	09/2015	312	(52)	3	(10)

Total Futures Contracts				$(331)	$27	$(121)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$9,801	$624	$0	$50	$0
CDX.IG-24 5-Year Index	1.000%	06/20/2020	2,600	38	1	0	0

				$662	$1	$50	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.250%	12/16/2016	$	100,800	$(413)	$(40)	$5	$0
Receive	3-Month USD-LIBOR	1.300%	05/06/2017		70,800	(100)	(37)	5	0
Receive	3-Month USD-LIBOR	1.850%	05/18/2017		23,300	(154)	(86)	1	0
Receive	3-Month USD-LIBOR	1.500%	07/01/2017		64,400	(139)	(57)	3	0
Receive	3-Month USD-LIBOR	1.500%	12/16/2017		23,500	(125)	(13)	2	0
Receive	3-Month USD-LIBOR	1.750%	12/16/2018		26,300	(155)	(36)	6	0
Receive	3-Month USD-LIBOR	2.000%	12/16/2019		11,300	(86)	(34)	3	0
Receive	3-Month USD-LIBOR	2.000%	12/16/2020		48,300	17	(193)	14	0
Receive	3-Month USD-LIBOR	2.250%	12/16/2022		31,900	134	(22)	2	0
Receive	3-Month USD-LIBOR	2.500%	12/16/2025		23,700	192	(142)	16	0
Receive	6-Month EUR-EURIBOR	0.430%	12/11/2019	EUR	1,000	(3)	(2)	0	(3)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025		19,450	965	1,313	0	(224)
Receive	6-Month GBP-LIBOR	2.050%	09/23/2019	GBP	600	(21)	(19)	0	(4)
Receive	6-Month GBP-LIBOR	1.650%	01/22/2020		2,100	(13)	2	0	(15)
Receive	6-Month GBP-LIBOR	2.000%	03/18/2022		3,700	(51)	(15)	0	(43)
Pay	28-Day MXN-TIIE	5.700%	01/18/2019	MXN	9,000	17	(4)	2	0
Pay	28-Day MXN-TIIE	5.470%	04/26/2019		3,800	5	5	1	0
Pay	28-Day MXN-TIIE	5.145%	04/02/2020		17,800	(6)	11	6	0
Pay	28-Day MXN-TIIE	5.430%	06/12/2020		41,200	10	9	14	0
Pay	28-Day MXN-TIIE	7.500%	06/02/2021		15,000	96	(25)	7	0
Pay	28-Day MXN-TIIE	5.430%	11/17/2021		6,600	(8)	(6)	3	0
Pay	28-Day MXN-TIIE	7.740%	05/29/2024		23,000	15	(24)	9	0
Pay	28-Day MXN-TIIE	7.650%	05/30/2024		97,500	43	30	39	0
Pay	28-Day MXN-TIIE	5.980%	08/26/2024		5,700	(7)	(13)	4	0
Pay	28-Day MXN-TIIE	5.861%	03/25/2025		20,500	(47)	(47)	14	0
Pay	28-Day MXN-TIIE	5.890%	03/26/2025		30,000	(64)	(66)	20	0
Pay	28-Day MXN-TIIE	6.530%	06/05/2025		2,300	2	2	2	0
Pay	28-Day MXN-TIIE	6.360%	06/09/2025		18,000	0	0	12	0
Pay	28-Day MXN-TIIE	7.635%	06/09/2025		5,600	(1)	(1)	2	0
Pay	28-Day MXN-TIIE	6.495%	06/16/2025		12,500	8	8	9	0

						$111	$498	$201	$(289)

Total Swap Agreements						$773	$499	$251	$(289)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(j)	Securities with an aggregate market value of $2,564 and cash of $5,213 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$27	$261	$288	$0	$(121)	$(289)	$(410)

(1)	Unsettled variation margin asset of $10 for closed swap agreements is outstanding at period end.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2015		KRW	1,127,061	$		1,014	$6	$0
	07/2015		MXN	33,046			2,156	54	0
	07/2015	$		508		KRW	563,531	0	(3)
	09/2015		HKD	280	$		36	0	0
	05/2016		BRL	6,591			1,879	0	(37)
	06/2016		EUR	7,597			10,403	1,872	0
	06/2016	$		8,329		EUR	7,597	278	(76)

BPS	07/2015		BRL	5,125	$		1,651	3	0
	07/2015		JPY	1,247,775			10,098	0	(97)
	07/2015		MXN	3,546			229	3	0
	07/2015	$		1,652		BRL	5,125	0	(3)
	07/2015			5,491		MXN	85,148	0	(75)
	08/2015			1,633		BRL	5,125	0	(3)
	10/2015		BRL	7,000	$		2,792	614	0
	01/2016			4,000			1,554	346	0
	01/2017			5,000			1,817	454	0
	07/2017			7,400			2,540	612	0

BRC	06/2016		EUR	1,536			2,112	387	0

CBK	07/2015		AUD	3,640			2,775	0	(33)
	07/2015		BRL	9,470			3,052	6	0
	07/2015	$		2,987		BRL	9,470	59	0
	07/2015			401		EUR	361	3	(1)
	07/2015			151		MXN	2,334	0	(3)
	09/2015			4,119			65,117	0	(2)
	05/2016		BRL	10,428	$		2,987	0	(46)

DUB	07/2015		KRW	3,319,400			3,065	102	0
	10/2015		BRL	4,000			1,533	288	0
	02/2016		EUR	1,350			1,817	306	0
	06/2016			981			1,292	199	(9)
	06/2016	$		1,326		EUR	981	0	(224)
	10/2016		JPY	120,988	$		1,710	708	0

FBF	07/2015	$		111		MXN	1,696	0	(3)
	10/2015		BRL	10,000	$		3,743	631	0

GLM	07/2015		EUR	22,944			25,081	0	(498)
	07/2015		INR	17,036		EUR	239	0	(1)
	07/2015		NZD	1,166	$		828	38	0
	07/2015	$		302		GBP	190	0	(4)
	07/2015			10,096		JPY	1,247,775	99	0
	08/2015		CHF	113	$		121	0	0
	08/2015		JPY	969,475			7,837	0	(87)

HUS	07/2015		BRL	9,715			3,035	0	(90)
	07/2015		MXN	3,107			202	4	0
	07/2015	$		3,131		BRL	9,716	0	(7)

JPM	07/2015		CAD	723	$		579	0	0
	07/2015		EUR	6,278			7,037	41	(3)
	07/2015		GBP	4,750			7,293	0	(171)
	07/2015		INR	18,176		EUR	255	0	(1)
	07/2015	$		362			319	0	(7)
	05/2016		BRL	9,007	$		2,555	0	(64)

MSB	07/2015			1,994			643	1	0
	07/2015	$		619		BRL	1,994	22	0
	07/2015			27,973		EUR	24,997	0	(106)
	08/2015		EUR	24,997	$		27,985	105	0
	08/2015		SAR	534			142	0	0
	08/2015	$		142		SAR	534	0	0
	05/2016		BRL	2,213	$		628	0	(15)
	06/2016		EUR	2,157			2,967	545	0
	06/2016	$		2,346		EUR	2,157	76	0
	01/2017		BRL	4,000	$		1,452	362	0

NAB	06/2016		EUR	4,573			6,279	1,143	0
	06/2016	$		2,517		EUR	2,322	92	0
	07/2016		EUR	3,919	$		5,317	909	0
	07/2016	$		4,308		EUR	3,919	100	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
SCX	07/2015		BRL	3,376	$		1,088	$2	$0
	07/2015		EUR	494		INR	35,212	3	0
	07/2015		KRW	1,453,186	$		1,306	9	0
	07/2015		MXN	33,834			2,170	19	0
	07/2015	$		1,112		BRL	3,376	0	(26)
	09/2015			2,158		MXN	33,834	0	(19)

UAG	07/2015		GBP	55	$		84	0	(3)
	07/2015		MXN	15,645			1,020	25	0
	07/2015		SGD	1,944			1,454	11	0
	07/2015	$		4,007		EUR	3,545	0	(54)
	07/2015			7,246		GBP	4,615	6	0
	08/2015		GBP	4,615	$		7,244	0	(5)
	01/2016		BRL	5,000			1,930	421	0
	01/2017			9,000			3,240	786	0
	07/2017			7,000			2,466	642	0

Total Forward Foreign Currency Contracts								$12,392	$(1,776)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC USD versus JPY	JPY	123.500	08/24/2015	$	2,900	$29	$26

BRC	Call - OTC USD versus CNH	CNH	6.500	02/02/2016		125	3	0
	Call - OTC USD versus CNH		7.500	02/02/2016		125	1	0

CBK	Call - OTC USD versus CNH		6.400	02/02/2016		130	3	1

FBF	Call - OTC USD versus CNH		7.400	02/02/2016		130	1	0

GLM	Call - OTC USD versus SAR	SAR	3.756	08/05/2015		1,200	2	0

JPM	Call - OTC USD versus CNH	CNH	6.400	02/02/2016		1,805	49	8
	Call - OTC USD versus CNH		7.400	02/02/2016		1,805	11	1

MSB	Call - OTC USD versus SAR	SAR	3.759	07/30/2015		400	1	0

UAG	Call - OTC USD versus CNH	CNH	6.500	02/02/2016		1,810	38	6
	Call - OTC USD versus CNH		7.500	02/02/2016		1,810	10	1

							$148	$43

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.950%	12/01/2015	$	7,600	$8	$9

DUB	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.950%	12/01/2015		4,700	5	6
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.950%	12/16/2015		36,500	41	47
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750%	10/27/2017		5,600	279	280
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750%	11/27/2017		4,300	215	221

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.950%	12/01/2015		44,400	49	56

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.950%	12/01/2015		22,200	22	28
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.950%	01/06/2016		29,600	33	38
	Put - OTC 3-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.900%	02/04/2016		52,700	124	114
	Put - OTC 3-Year Interest Rate Swap (Effective 02/22/2019)	3-Month USD-LIBOR	Receive	2.900%	02/18/2016		51,800	135	119

								$911	$918

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Market Value
GLM	Call - OTC 2-Year Interest Rate Floor	1.180%	3-Month USD-LIBOR	11/24/2015	$	4,500	$11	$1

Total Purchased Options							$1,070	$962

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.800%	07/15/2015	EUR	2,000	$(4)	$(4)

BRC	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.800%	07/15/2015		1,500	(2)	(3)

CBK	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.800%	07/15/2015		2,000	(3)	(4)

GST	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.800%	07/15/2015		1,900	(2)	(4)

JPM	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.800%	07/15/2015		3,500	(5)	(7)
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.950%	08/19/2015		2,700	(5)	(5)

							$(21)	$(27)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC EUR versus USD	$	1.074	08/10/2015	EUR	3,800	$(29)	$(26)
	Call - OTC EUR versus USD		1.150	08/10/2015		3,800	(52)	(25)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$	217	(5)	(1)
	Call - OTC USD versus BRL		3.960	03/10/2016		300	(10)	(5)
	Put - OTC USD versus JPY	JPY	117.500	08/24/2015		2,900	(14)	(7)
	Call - OTC USD versus JPY		127.500	08/24/2015		2,900	(11)	(6)

BPS	Put - OTC EUR versus AUD	AUD	1.410	09/28/2015	EUR	2,563	(20)	(30)
	Call - OTC EUR versus AUD		1.490	09/28/2015		2,563	(38)	(36)

BRC	Call - OTC USD versus CNH	CNH	7.000	02/02/2016	$	250	(3)	0

FBF	Call - OTC USD versus BRL	BRL	3.620	09/10/2015		905	(20)	(3)
	Call - OTC USD versus CNH	CNH	6.900	02/02/2016		260	(3)	0

GLM	Call - OTC USD versus MXN	MXN	16.000	07/30/2015		3,800	(21)	(21)

JPM	Call - OTC USD versus BRL	BRL	3.960	03/10/2016		822	(26)	(13)
	Call - OTC USD versus CNH	CNH	6.900	02/02/2016		3,610	(38)	(3)

UAG	Call - OTC USD versus CNH		7.000	02/02/2016		3,620	(33)	(3)

							$(323)	$(179)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016	$	900	$(2)	$(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2015		2,500	(27)	(15)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		4,600	(56)	(44)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.460%	11/27/2017		4,600	(84)	(64)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.525%	11/27/2017		5,900	(122)	(76)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	11/27/2017		7,600	(132)	(96)

GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	07/13/2015		2,600	(8)	(9)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		9,200	(130)	(88)

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016		51,800	(109)	(111)
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2018)	3-Month USD-LIBOR	Pay	2.495%	02/18/2016		51,800	(109)	(120)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		10,600	(77)	(20)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		10,600	(73)	(52)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.530%	02/29/2016		7,800	(96)	(5)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	10/27/2017		23,600	(404)	(282)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	07/24/2015		6,600	(66)	(163)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000%	12/16/2015		7,900	(96)	(33)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750%	01/06/2016		6,400	(72)	(14)

RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		13,900	(264)	(13)

								$(1,927)	$(1,207)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Call - OTC 2-Year Interest Rate Floor	0.850%	3-Month USD-LIBOR	11/24/2015	$9,000	$(11)	$(1)

Total Written Options						$(2,282)	$(1,414)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	24	$182,375	AUD	8,725	EUR	24,000	GBP	8,600	$(2,699)
Sales	358	238,624		5,600		55,696		0	(2,080)
Closing Buys	(234)	(118,015)		(5,600)		(21,061)		0	1,881
Expirations	(124)	(44,200)		(4,635)		(24,609)		(5,100)	487
Exercised	(24)	(1,300)		(4,090)		(7,700)		(3,500)	129

Balance at End of Period	0	$257,484	AUD	0	EUR	26,326	GBP	0	$(2,282)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.207%	$	500	$9	$(4)	$5	$0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.502%		1,100	20	0	20	0
	Brazil Government International Bond	1.000%	12/20/2016	1.302%		200	(3)	2	0	(1)
	China Government International Bond	1.000%	03/20/2019	0.648%		200	1	2	3	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	3.392%		1,000	(14)	9	0	(5)
	General Electric Capital Corp.	1.000%	09/20/2015	0.121%		1,400	13	(10)	3	0
	HSBC Bank PLC	1.000%	03/20/2019	0.574%	EUR	1,000	18	0	18	0
	Italy Government International Bond	1.000%	06/20/2019	1.134%	$	2,100	(38)	28	0	(10)
	Mexico Government International Bond	1.000%	12/20/2018	0.994%		2,200	4	(3)	1	0
	Russia Government International Bond	1.000%	09/20/2015	2.462%		600	(3)	1	0	(2)
	Sprint Communications, Inc.	5.000%	12/20/2019	4.001%		200	10	(2)	8	0

BPS	Berkshire Hathaway, Inc.	1.000%	06/20/2016	0.182%		800	14	(7)	7	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2017	0.303%		1,500	37	(13)	24	0
	China Government International Bond	1.000%	12/20/2019	0.787%		100	1	0	1	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.121%		1,400	13	(10)	3	0
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.222%		900	9	(7)	2	0

BRC	China Government International Bond	1.000%	03/20/2019	0.648%		2,600	10	24	34	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.121%		700	6	(4)	2	0
	Italy Government International Bond	1.000%	09/20/2019	1.166%		300	0	(2)	0	(2)
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.222%		1,100	11	(9)	2	0
	MetLife, Inc.	1.000%	09/20/2019	0.558%		600	11	0	11	0
	Spain Government International Bond	1.000%	03/20/2019	0.860%		200	(2)	3	1	0

CBK	Brazil Government International Bond	1.000%	12/20/2016	1.302%		200	(3)	2	0	(1)
	Brazil Government International Bond	1.000%	03/20/2017	1.476%		300	(3)	1	0	(2)
	Brazil Government International Bond	1.000%	09/20/2017	1.710%		1,900	(4)	(25)	0	(29)
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	3.392%		700	(8)	4	0	(4)
	MetLife, Inc.	1.000%	06/20/2016	0.141%		200	3	(1)	2	0
	Portugal Government International Bond	1.000%	03/20/2016	0.686%		1,300	(8)	11	3	0
	Sprint Communications, Inc.	5.000%	12/20/2019	4.001%		4,000	202	(38)	164	0
	Teck Resources Ltd.	1.000%	09/20/2019	2.861%		200	(3)	(11)	0	(14)

DUB	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.207%		1,300	23	(10)	13	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2018	0.402%		300	8	(3)	5	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2020	0.713%		400	(5)	11	6	0
	Brazil Government International Bond	1.000%	03/20/2016	0.841%		100	0	0	0	0
	Brazil Government International Bond	1.000%	12/20/2016	1.302%		500	(7)	5	0	(2)
	Ford Motor Co.	5.000%	03/20/2019	0.761%		200	37	(6)	31	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.121%		1,500	14	(11)	3	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.158%		1,800	27	(12)	15	0
	HSBC Bank PLC	1.000%	03/20/2019	0.574%	EUR	400	6	1	7	0
	Italy Government International Bond	1.000%	03/20/2019	1.096%	$	200	(4)	3	0	(1)
	Italy Government International Bond	1.000%	06/20/2019	1.134%		4,000	0	(19)	0	(19)
	Italy Government International Bond	1.000%	09/20/2019	1.166%		2,600	6	(23)	0	(17)
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.222%		1,700	16	(13)	3	0
	MetLife, Inc.	1.000%	03/20/2019	0.490%		2,000	14	24	38	0
	Mexico Government International Bond	1.000%	12/20/2018	0.994%		200	0	0	0	0
	Spain Government International Bond	1.000%	06/20/2016	0.414%		1,700	23	(13)	10	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	JPMorgan Chase & Co.	1.000%	09/20/2015	0.222%	$	1,400	$13	$(10)	$3	$0
	Mexico Government International Bond	1.000%	12/20/2018	0.994%		100	0	0	0	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.585%		100	2	0	2	0
	Wells Fargo & Co.	1.000%	09/20/2017	0.227%		600	13	(2)	11	0

GST	Berkshire Hathaway, Inc.	1.000%	09/20/2017	0.303%		300	7	(2)	5	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2018	0.425%		1,300	37	(13)	24	0
	Brazil Government International Bond	1.000%	03/20/2016	0.841%		200	0	0	0	0
	Citigroup, Inc.	1.000%	03/20/2019	0.635%		500	5	2	7	0
	Continental Resources, Inc.	1.000%	06/20/2016	1.000%		4,500	58	(57)	1	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	3.392%		800	(9)	5	0	(4)
	MetLife, Inc.	1.000%	09/20/2019	0.558%		300	6	0	6	0
	Portugal Government International Bond	1.000%	12/20/2015	0.685%		800	(3)	4	1	0
	Portugal Government International Bond	1.000%	03/20/2016	0.686%		900	(5)	7	2	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.585%		200	4	0	4	0
	Spain Government International Bond	1.000%	03/20/2019	0.860%		300	(3)	5	2	0

HUS	Italy Government International Bond	1.000%	06/20/2017	0.766%		4,100	41	(21)	20	0
	Italy Government International Bond	1.000%	03/20/2019	1.096%		300	(6)	5	0	(1)
	Mexico Government International Bond	1.000%	12/20/2016	0.647%		500	6	(3)	3	0
	Mexico Government International Bond	1.000%	12/20/2018	0.994%		1,000	1	(1)	0	0

JPM	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.207%		500	9	(4)	5	0
	Ford Motor Co.	5.000%	03/20/2019	0.761%		200	37	(6)	31	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	3.392%		200	(2)	1	0	(1)
	HSBC Bank PLC	1.000%	03/20/2019	0.574%	EUR	3,800	64	4	68	0
	Qatar Government International Bond	1.000%	06/20/2019	0.421%	$	1,000	21	2	23	0

MYC	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.207%		500	9	(4)	5	0
	California State General Obligation Bonds, Series 2003	1.000%	09/20/2024	1.070%		100	1	(2)	0	(1)
	General Electric Capital Corp.	1.000%	09/20/2015	0.121%		900	8	(6)	2	0
	Italy Government International Bond	1.000%	03/20/2019	1.096%		200	(4)	3	0	(1)
	Mexico Government International Bond	1.000%	12/20/2016	0.647%		200	3	(2)	1	0

							$774	$(220)	$671	$(117)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$	2,313	$(457)	$25	$0	$(432)
	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019		300	40	(2)	38	0

BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046		1,690	(334)	19	0	(315)

CBK	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019		200	27	(2)	25	0

MYC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046		1,690	(338)	22	0	(316)

						$(1,062)	$62	$63	$(1,063)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	80	$0	$5	$5	$0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		10	0	(1)	0	(1)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	4,400	8	(26)	0	(18)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		1,400	(3)	(1)	0	(4)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		1,000	0	(1)	0	(1)
	Pay	3-Month EUR-EXT-CPI Index	0.710%	01/29/2020	EUR	2,000	(2)	40	38	0

BPS	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	40	0	2	2	0
	Pay	1-Year BRL-CDI	11.160%	01/04/2021	BRL	34,500	(66)	(377)	0	(443)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		15,600	(3)	(36)	0	(39)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		1,300	1	(2)	0	(1)
	Pay	3-Month EUR-EXT-CPI Index	0.700%	01/30/2020	EUR	2,300	0	45	45	0

CBK	Pay	1-Month GBP-UKRPI	3.400%	06/15/2030	GBP	50	0	0	0	0
	Pay	1-Year BRL-CDI	12.230%	01/04/2021	BRL	1,000	0	(1)	0	(1)
	Pay	3-Month EUR-EXT-CPI Index	0.990%	03/31/2020	EUR	1,600	0	15	15	0

DUB	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	6,300	10	(36)	0	(26)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		2,700	9	(27)	0	(18)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		1,500	0	(4)	0	(4)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		11,000	12	(17)	0	(5)

FBF	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044	GBP	120	0	7	7	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		32	0	0	0	0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		10	0	(1)	0	(1)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	12,500	20	(72)	0	(52)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		4,800	9	(11)	0	(2)

GLM	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030	GBP	940	0	(37)	0	(37)
	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	5,200	0	(30)	0	(30)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		2,100	3	(4)	0	(1)
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/26/2020	EUR	2,100	(8)	44	36	0
	Pay	3-Month EUR-EXT-CPI Index	0.660%	01/30/2020		4,700	0	103	103	0
	Pay	3-Month EUR-EXT-CPI Index	0.993%	03/30/2020		5,100	(1)	49	48	0

HUS	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	5,300	2	(33)	0	(31)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		5,000	(6)	(7)	0	(13)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		1,000	1	(1)	0	0
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019	MXN	20,000	18	19	37	0
	Pay	28-Day MXN-TIIE	7.650%	05/30/2024		16,500	1	6	7	0

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	100	1	4	5	0

MYC	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		90	0	6	6	0
	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	5,400	1	(33)	0	(32)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		8,500	22	(43)	0	(21)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		2,100	1	(2)	0	(1)

UAG	Pay	1-Year BRL-CDI	12.055%	01/04/2021		900	2	(4)	0	(2)

							$32	$(462)	$354	$(784)

Total Swap Agreements							$(256)	$(620)	$1,088	$(1,964)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(l)	Securities with an aggregate market value of $1,656 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$2,210	$26	$139	$2,375	$(116)	$(131)	$(474)	$(721)	$1,654	$(1,650)	$4
BPS	2,032	0	84	2,116	(178)	(70)	(483)	(731)	1,385	(1,568)	(183)
BRC	387	0	50	437	0	(3)	(317)	(320)	117	(98)	19
CBK	68	10	209	287	(85)	(4)	(51)	(140)	147	(270)	(123)
DUB	1,603	554	131	2,288	(233)	(236)	(92)	(561)	1,727	(2,080)	(353)
FBF	631	0	23	654	(3)	(3)	(55)	(61)	593	(610)	(17)
GLM	137	57	187	381	(590)	(119)	(68)	(777)	(396)	446	50
GST	0	0	52	52	0	(4)	(4)	(8)	44	0	44
HUS	4	0	67	71	(97)	0	(45)	(142)	(71)	0	(71)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
JPM	$41	$9	$132	$182	$(246)	$(28)	$(1)	$(275)	$(93)	$335	$242
MSB	1,111	0	0	1,111	(121)	0	0	(121)	990	(990)	0
MYC	0	299	14	313	0	(800)	(372)	(1,172)	(859)	813	(46)
NAB	2,244	0	0	2,244	0	0	0	0	2,244	(2,220)	24
RYL	0	0	0	0	0	(13)	0	(13)	(13)	31	18
SCX	33	0	0	33	(45)	0	0	(45)	(12)	31	19
UAG	1,891	7	0	1,898	(62)	(3)	(2)	(67)	1,831	(1,790)	41

Total Over the Counter	$12,392	$962	$1,088	$14,442	$(1,776)	$(1,414)	$(1,964)	$(5,154)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$27	$27
Swap Agreements	0	50	0	0	211	261

	$0	$50	$0	$0	$238	$288

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,392	$0	$12,392
Purchased Options	0	0	0	43	919	962
Swap Agreements	0	734	0	0	354	1,088

	$0	$734	$0	$12,435	$1,273	$14,442

	$0	$784	$0	$12,435	$1,511	$14,730

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$121	$121
Swap Agreements	0	0	0	0	289	289

	$0	$0	$0	$0	$410	$410

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,776	$0	$1,776
Written Options	0	27	0	179	1,208	1,414
Swap Agreements	0	1,180	0	0	784	1,964

	$0	$1,207	$0	$1,955	$1,992	$5,154

	$0	$1,207	$0	$1,955	$2,402	$5,564

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(37)	$(37)
Written Options	0	0	71	0	147	218
Futures	0	0	0	0	808	808
Swap Agreements	0	40	0	0	(4,136)	(4,096)

	$0	$40	$71	$0	$(3,218)	$(3,107)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,381	$0	$2,381
Purchased Options	0	2	0	12	1,189	1,203
Written Options	0	62	0	312	(600)	(226)
Swap Agreements	0	771	0	14	95	880

	$0	$835	$0	$2,719	$684	$4,238

	$0	$875	$71	$2,719	$(2,534)	$1,131

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(8)	$(8)
Written Options	0	0	(13)	0	0	(13)
Futures	0	0	0	0	(257)	(257)
Swap Agreements	0	0	0	0	2,139	2,139

	$0	$0	$(13)	$0	$1,874	$1,861

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,789	$0	$2,789
Purchased Options	0	(3)	0	(151)	(196)	(350)
Written Options	0	(29)	0	205	475	651
Swap Agreements	0	(219)	0	0	(206)	(425)

	$0	$(251)	$0	$2,843	$73	$2,665

	$0	$(251)	$(13)	$2,843	$1,947	$4,526

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$12,554	$0	$12,554
Corporate Bonds & Notes
Banking & Finance	0	41,011	0	41,011
Industrials	0	18,134	0	18,134
Utilities	0	16,365	0	16,365
U.S. Government Agencies	0	4,803	416	5,219
U.S. Treasury Obligations	0	53,711	0	53,711
Mortgage-Backed Securities	0	30,866	0	30,866
Asset-Backed Securities	2,993	58,537	0	61,530
Sovereign Issues	0	45,304	0	45,304
Preferred Securities
Banking & Finance	0	95	0	95
Short-Term Instruments
Repurchase Agreements	0	472	0	472
U.S. Treasury Bills	0	203	0	203
	$2,993	$282,055	$416	$285,464

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	15,562	0	0	15,562

Total Investments	$18,555	$282,055	$416	$301,026

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(47,586)	$0	$(47,586)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	27	251	0	278
Over the counter	0	14,441	1	14,442
	$27	$14,692	$1	$14,720

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(121)	(289)	0	(410)
Over the counter	(5)	(5,149)	0	(5,154)
	$(126)	$(5,438)	$0	$(5,564)

Totals	$18,456	$243,723	$417	$262,596

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	23

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Unconstrained Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor and Class M. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class, Advisor Class, and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

(for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans, assignments of all or a portion of loans from

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

third parties, or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2015, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises   The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2015 (amounts in thousands†):

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$10	$0	$(10)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

Investments in PIMCO Short-Term Floating NAV III Portfolio

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$21,120	$102,225	$(107,800)	$(107)	$124	$15,562	$26	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and

Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  The Portfolio may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an interest rate-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an interest rate-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the trade agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

SEMIANNUAL REPORT	JUNE 30, 2015	37

Notes to Financial Statements (Cont.)

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.60%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.30%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries, administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$609,869	$656,476	$63,741	$25,754

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	66	$699	10	$99
Administrative Class	2,348	24,656	10,144	105,707
Advisor Class	356	3,735	567	5,930
Class M	19	191	1	15
Issued as reinvestment of distributions
Institutional Class	0	4	1	7
Administrative Class	153	1,603	417	4,356
Advisor Class	3	33	2	26
Class M	0	1	0	0
Cost of shares redeemed
Institutional Class	(15)	(162)	(59)	(617)
Administrative Class	(3,461)	(36,339)	(22,423)	(234,441)
Advisor Class	(129)	(1,352)	(137)	(1,442)
Class M	(1)	(11)	0	0
Net increase (decrease) resulting from Portfolio share transactions	(661)	$(6,942)	(11,477)	$(120,360)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2015, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 80% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total

SEMIANNUAL REPORT	JUNE 30, 2015	39

Notes to Financial Statements (Cont.)

June 30, 2015 (Unaudited)

Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$300,872	$10,502	$(10,348)	$154

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

40	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BOS	Banc of America Securities LLC	GSC	Goldman Sachs & Co.	NAB	National Australia Bank Ltd.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	GRE	RBS Securities, Inc.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso
BRL	Brazilian Real	HKD	Hong Kong Dollar	NZD	New Zealand Dollar
CAD	Canadian Dollar	INR	Indian Rupee	SAR	Saudi Riyal
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	USD (or $)	United States Dollar
EUR	Euro

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	UKRPI	United Kingdom Retail Price Index
CDX.HY	Credit Derivatives Index - High Yield	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate

SEMIANNUAL REPORT	JUNE 30, 2015	41

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

42	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT75SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Unconstrained Bond Portfolio

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Unconstrained Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, operational risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO VARIABLE INSURANCE TRUST

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and

Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

SEMIANNUAL REPORT	JUNE 30, 2015	5

PIMCO Unconstrained Bond Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	25.1%
Asset-Backed Securities	20.4%
U.S. Treasury Obligations	17.8%
Sovereign Issues	15.1%
Mortgage-Backed Securities	10.3%
Short-Term Instruments‡	5.4%
Other	5.9%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	Class Inception (04/30/2012)
PIMCO Unconstrained Bond Portfolio Institutional Class	0.93%	1.42%	2.72%
3 Month USD LIBOR Index±	0.13%	0.25%	0.29%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.90% for Institutional Class shares.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$1,009.30	$1,020.17
Expenses Paid During Period†	$4.51	$4.53
Net Annualized Expense Ratio††	0.91%	0.91%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Unconstrained Bond Portfolio seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»

U.S. government and rates positioning detracted from performance over the period driven by negative duration (or sensitivity to changes in market interest rates) positioning as U.S. Treasuries posted positive total returns.

»	Exposure to emerging markets was net negative, driven primarily by long local rate exposure in Brazil and Mexico as rates in these countries increased over the reporting period.

»	Short positioning in the euro and the Japanese yen contributed positively to performance as these currencies depreciated against the U.S. dollar over the reporting period.

»	Exposure to non-agency mortgages added to performance as the price performance of non-agency mortgages generally increased over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Unconstrained Bond Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+		12/31/2014	12/31/2013	04/30/2012-12/31/2012

Institutional Class
Net asset value beginning of year or period	$10.45		$10.25	$10.46	$9.98
Net investment income (a)	0.14		0.14	0.18	0.14
Net realized/unrealized gain (loss)	(0.04)		0.19	(0.28)	0.41
Total from Investment Operations	0.10		0.33	(0.10)	0.55
Dividends from net investment income	(0.07)		(0.13)	(0.07)	(0.07)
Distributions from net realized capital gains	0.00		0.00	(0.04)	0.00
Total distributions	(0.07)		(0.13)	(0.11)	(0.07)
Net asset value end of year or period	$10.48		$10.45	$10.25	$10.46
Total return	0.93%		3.20%	(0.97)%	5.55%
Net assets end of year or period (000s)	$916		$374	$866	$27
Ratio of expenses to average net assets	0.91	%*	0.90%	0.90%	0.90	%*
Ratio of expenses to average net assets excluding waivers	0.91	%*	0.90%	0.90%	0.90	%*
Ratio of expenses to average net assets excluding interest expense	0.90	%*	0.90%	0.90%	0.90	%*
Ratio of expenses to average net assets excluding interest expense and waivers	0.90	%*	0.90%	0.90%	0.90	%*
Ratio of net investment income to average net assets	2.71	%*	1.32%	1.77%	2.01	%*
Portfolio turnover rate	229%		255%	928%	879%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	7

Statement of Assets and Liabilities PIMCO Unconstrained Bond Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$285,464
Investments in Affiliates	15,562
Financial Derivative Instruments
Exchange-traded or centrally cleared	288
Over the counter	14,442
Cash	3
Deposits with counterparty	5,213
Foreign currency, at value	854
Receivable for Investments sold~	78,595
Receivable for Portfolio shares sold	33
Interest and dividends receivable	1,761
Dividends receivable from Affiliates	1
Total Assets	402,216

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$5,870
Payable for sale-buyback transactions	4,952
Payable for short sales	47,586
Financial Derivative Instruments
Exchange-traded or centrally cleared	410
Over the counter	5,154
Payable for investments purchased~	38,439
Payable for investments in Affiliates purchased	1
Deposits from counterparty	11,576
Payable for Portfolio shares redeemed	108
Accrued investment advisory fees	141
Accrued supervisory and administrative fees	70
Accrued distribution fees	1
Accrued servicing fees	34
Accrued reimbursement to PIMCO	14
Other liabilities	3
Total Liabilities	114,359

Net Assets	$287,857

Net Assets Consist of:
Paid in capital	$275,557
Undistributed net investment income	3,611
Accumulated undistributed net realized (loss)	(2,732)
Net unrealized appreciation	11,421
$287,857

Net Assets:
Institutional Class	$916
Administrative Class	279,510
Advisor Class	7,236
Class M	195

Shares Issued and Outstanding:
Institutional Class	87
Administrative Class	26,659
Advisor Class	690
Class M	19

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.48
Administrative Class	10.48
Advisor Class	10.48
Class M	10.48

Cost of Investments in securities	$285,187
Cost of Investments in Affiliates	$15,563
Cost of Foreign Currency Held	$857
Proceeds Received on Short Sales	$47,819
Cost or Premiums of Financial Derivative Instruments, net	$(1,468)

* Includes repurchase agreements of:	$472

~	A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Unconstrained Bond Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$4,895
Dividends	9
Dividends from Investments in Affiliates	26
Total Income	4,930

Expenses:
Investment advisory fees	865
Supervisory and administrative fees	432
Servicing fees - Administrative Class	211
Distribution and/or servicing fees - Advisor Class	7
Trustee fees	2
Interest expense	17
Miscellaneous expense	1

Total Expenses	1,535

Net Investment Income	3,395

Net Realized Gain (Loss):
Investments in securities	(3,340)
Investments in Affiliates	(107)
Exchange-traded or centrally cleared financial derivative instruments	(3,107)
Over the counter financial derivative instruments	4,238
Foreign currency	(388)

Net Realized (Loss)	(2,704)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(2,650)
Investments in Affiliates	124
Exchange-traded or centrally cleared financial derivative instruments	1,861
Over the counter financial derivative instruments	2,665
Foreign currency assets and liabilities	27

Net Change in Unrealized Appreciation	2,027

Net Increase in Net Assets Resulting from Operations	$2,718

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statements of Changes in Net Assets PIMCO Unconstrained Bond Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$3,395	$5,315
Net realized gain (loss)	(2,704)	8,040
Net change in unrealized appreciation (depreciation)	2,027	(433)

Net Increase in Net Assets Resulting from Operations	2,718	12,922

Distributions to Shareholders:
From net investment income
Institutional Class	(4)	(7)
Administrative Class	(1,603)	(4,455)
Advisor Class	(33)	(26)
Class M	(1)	0

Total Distributions	(1,641)	(4,488)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions****	(6,942)	(120,360)

Total (Decrease) in Net Assets	(5,865)	(111,926)

Net Assets:
Beginning of period	293,722	405,648
End of period*	$287,857	$293,722

* Including undistributed net investment income of:	$3,611	$1,857

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Unconstrained Bond Portfolio

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.2%

BANK LOAN OBLIGATIONS 4.4%
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018		$2,279	$2,295
Chrysler Group LLC
3.500% due 05/24/2017		4,454	4,454
Dell, Inc.
3.750% due 10/29/2018		163	163
H.J. Heinz Co.
3.250% due 06/05/2020		590	590
HCA, Inc.
2.937% due 03/31/2017		5,049	5,052

Total Bank Loan Obligations (Cost $12,536)			12,554

CORPORATE BONDS & NOTES 26.2%

BANKING & FINANCE 14.2%
AGFC Capital Trust
6.000% due 01/15/2067		100	75
Ally Financial, Inc.
2.750% due 01/30/2017		3,200	3,194
2.955% due 07/18/2016		1,200	1,214
3.500% due 07/18/2016		500	509
5.500% due 02/15/2017		1,400	1,463
American Express Co.
4.900% due 03/15/2020 (f)		300	291
Bank of America Corp.
0.604% due 08/15/2016		100	100
2.000% due 01/11/2018		1,400	1,405
3.958% due 10/21/2025	MXN	2,000	140
5.750% due 12/01/2017		$3,500	3,814
6.400% due 08/28/2017		700	768
6.875% due 04/25/2018		1,300	1,469
Barclays Bank PLC
7.625% due 11/21/2022		400	456
14.000% due 06/15/2019 (f)	GBP	500	1,026
BPCE S.A.
5.150% due 07/21/2024		$600	609
CIT Group, Inc.
4.250% due 08/15/2017		300	305
5.000% due 05/15/2017		100	103
Citigroup, Inc.
0.954% due 11/15/2016		500	501
Credit Agricole S.A.
6.500% due 06/23/2021 (f)	EUR	300	337
Eksportfinans ASA
2.000% due 09/15/2015		$200	200
Ford Motor Credit Co. LLC
2.500% due 01/15/2016		4,000	4,033
3.984% due 06/15/2016		1,590	1,627
4.207% due 04/15/2016		1,000	1,023
General Motors Financial Co., Inc.
2.750% due 05/15/2016		200	203
Goldman Sachs Group, Inc.
6.150% due 04/01/2018		200	222
International Lease Finance Corp.
5.750% due 05/15/2016		1,500	1,539
8.625% due 09/15/2015		2,500	2,534
8.750% due 03/15/2017		200	219
JPMorgan Chase & Co.
0.902% due 02/26/2016		1,500	1,502
1.177% due 01/25/2018		300	302
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)	GBP	1,756	2,853
7.875% due 06/27/2029 (f)		200	331

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley
1.750% due 02/25/2016		$1,200	$1,205
MUFG Union Bank N.A.
2.625% due 09/26/2018		300	305
Murray Street Investment Trust
4.647% due 03/09/2017		200	210
Navient Corp.
5.000% due 06/15/2018		1,000	999
8.450% due 06/15/2018		200	223
Prudential Covered Trust
2.997% due 09/30/2015		630	633
QBE Capital Funding Ltd.
7.250% due 05/24/2041		200	222
Rabobank Group
6.875% due 03/19/2020	EUR	1,100	1,447
Royal Bank of Scotland PLC
4.375% due 03/16/2016		$400	409
UBS AG
5.125% due 05/15/2024		1,000	991

			41,011

INDUSTRIALS 6.3%
AbbVie, Inc.
1.800% due 05/14/2018		400	399
2.500% due 05/14/2020		100	99
3.600% due 05/14/2025		200	198
Actavis Funding SCS
1.543% due 03/12/2020		500	506
Altice Financing S.A.
6.625% due 02/15/2023		400	398
Aviation Capital Group Corp.
3.875% due 09/27/2016		400	407
CNPC General Capital Ltd.
1.450% due 04/16/2016		3,000	3,006
Cox Communications, Inc.
5.875% due 12/01/2016		1,100	1,168
DISH DBS Corp.
4.250% due 04/01/2018		300	306
4.625% due 07/15/2017		200	207
7.125% due 02/01/2016		1,400	1,438
7.875% due 09/01/2019		200	223
Hellenic Railways Organization S.A.
5.014% due 12/27/2017	EUR	500	298
HJ Heinz Co.
3.950% due 07/15/2025 (b)		$100	101
Kroger Co.
2.200% due 01/15/2017		100	101
MGM Resorts International
6.625% due 07/15/2015		2,280	2,283
ONEOK Partners LP
6.150% due 10/01/2016		1,427	1,508
QUALCOMM, Inc.
4.800% due 05/20/2045		100	96
Reynolds American, Inc.
3.250% due 06/12/2020		100	101
4.450% due 06/12/2025		100	102
5.850% due 08/15/2045		100	106
SABMiller Holdings, Inc.
0.968% due 08/01/2018		3,600	3,612
Universal Health Services, Inc.
3.750% due 08/01/2019		400	407
Wynn Las Vegas LLC
5.500% due 03/01/2025		700	670
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		400	394

			18,134

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 5.7%
AES Corp.
3.283% due 06/01/2019		$900	$902
AT&T, Inc.
1.212% due 06/30/2020		300	302
2.450% due 06/30/2020		100	98
3.000% due 06/30/2022		400	386
3.400% due 05/15/2025		200	190
4.500% due 05/15/2035		100	92
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		200	202
NextEra Energy Capital Holdings, Inc.
1.339% due 09/01/2015		3,600	3,603
Novatek OAO Via Novatek Finance Ltd.
5.326% due 02/03/2016		800	814
Petrobras Global Finance BV
2.643% due 03/17/2017		1,100	1,080
2.750% due 01/15/2018	EUR	600	644
3.163% due 03/17/2020		$100	95
6.250% due 12/14/2026	GBP	100	140
6.850% due 06/05/2115		$400	332
Sinopec Group Overseas Development Ltd.
1.051% due 04/10/2017		1,600	1,599
Verizon Communications, Inc.
1.816% due 09/15/2016		3,700	3,747
2.036% due 09/14/2018		900	932
5.150% due 09/15/2023		1,100	1,207

			16,365

Total Corporate Bonds & Notes (Cost $75,827)			75,510

U.S. GOVERNMENT AGENCIES 1.8%
Freddie Mac
1.715% due 10/25/2021 (a)		386	31
5.500% due 08/15/2051		400	416
11.643% due 04/15/2044		107	113
Ginnie Mae
3.500% due 07/01/2045		4,500	4,659

Total U.S. Government Agencies (Cost $5,280)			5,219

U.S. TREASURY OBLIGATIONS 18.7%
U.S. Treasury Bonds
3.000% due 11/15/2044		1,500	1,460
3.125% due 08/15/2044		2,400	2,393
U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2022		926	919
0.125% due 01/15/2023		1,332	1,308
0.125% due 07/15/2024		6,078	5,922
0.250% due 01/15/2025		10,188	9,981
0.625% due 07/15/2021		1,155	1,191
1.125% due 01/15/2021 (j)		2,487	2,630
2.000% due 01/15/2026 (l)		3,576	4,098
2.375% due 01/15/2025		502	590
U.S. Treasury Notes
1.875% due 11/30/2021 (j)(l)		5,300	5,261
2.000% due 05/31/2021 (l)		1,300	1,307
2.125% due 09/30/2021 (h)		16,500	16,651

Total U.S. Treasury Obligations (Cost $54,214)			53,711

MORTGAGE-BACKED SECURITIES 10.7%
Banc of America Commercial Mortgage Trust
5.732% due 04/10/2049		80	84

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BCAP LLC Trust
5.250% due 06/26/2036		$716	$610
Bear Stearns Adjustable Rate Mortgage Trust
2.626% due 01/25/2035		34	34
3.119% due 11/25/2034		811	781
Berica ABS SRL
0.321% due 12/31/2055	EUR	837	927
CBA Commercial Small Balance Commercial Mortgage
0.437% due 06/25/2038		$3,052	2,320
Countrywide Alternative Loan Trust
6.000% due 02/25/2037 ^		570	467
6.000% due 05/25/2037 ^		475	393
Countrywide Home Loan Mortgage Pass-Through Trust
2.513% due 02/20/2036		1,012	858
2.680% due 08/25/2034		539	495
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		3,530	3,686
Credit Suisse Mortgage Capital Certificates
0.494% due 12/27/2035		1,473	1,414
First Horizon Alternative Mortgage Securities Trust
2.219% due 06/25/2034		300	295
2.295% due 01/25/2036 ^		554	447
2.312% due 06/25/2036		510	419
First Horizon Mortgage Pass-Through Trust
2.398% due 11/25/2037 ^		3,789	3,284
Granite Mortgages PLC
0.952% due 09/20/2044	GBP	117	183
HarborView Mortgage Loan Trust
1.008% due 11/19/2034		$95	76
IndyMac Mortgage Loan Trust
0.397% due 04/25/2046		3,273	2,599
2.525% due 10/25/2034		54	52
JPMorgan Alternative Loan Trust
0.337% due 07/25/2036		69	69
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047		83	86
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		53	55
Morgan Stanley Capital Trust
5.665% due 04/15/2049		970	1,033
RBSSP Resecuritization Trust
0.435% due 02/26/2037		1,110	1,047
RMAC Securities PLC
0.721% due 06/12/2044	GBP	1,692	2,459
Structured Asset Securities Corp. Trust
5.500% due 09/25/2035		$494	501
Thornburg Mortgage Securities Trust
1.437% due 06/25/2037		143	126
2.019% due 06/25/2037		551	528
Wachovia Bank Commercial Mortgage Trust
5.749% due 07/15/2045		510	528
5.903% due 06/15/2049		3,329	3,520
6.150% due 02/15/2051		240	259
WaMu Mortgage Pass-Through Certificates Trust
0.417% due 04/25/2045		125	119
Wells Fargo Mortgage-Backed Securities Trust
2.616% due 01/25/2035		662	661
2.648% due 06/25/2035		439	451

Total Mortgage-Backed Securities (Cost $28,589)			30,866

ASSET-BACKED SECURITIES 21.4%
Access Group, Inc.
1.577% due 10/27/2025		548	548
ACE Securities Corp Home Equity Loan Trust
0.342% due 08/25/2036		470	394

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.347% due 05/25/2036		$1,469	$1,319
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.907% due 03/25/2035		1,900	1,862
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.567% due 02/25/2036		2,221	1,510
Asset-Backed Funding Certificates Trust
0.347% due 01/25/2037		3,725	2,328
0.407% due 01/25/2037		2,592	1,633
Asset-Backed Securities Corp. Home Equity Loan Trust
0.867% due 07/25/2035		4,263	3,479
Atlas Senior Loan Fund Ltd.
1.476% due 08/18/2025		1,000	995
Avoca CLO PLC
0.348% due 09/15/2021	EUR	250	279
Bear Stearns Asset-Backed Securities Trust
0.387% due 04/25/2037 ^		$713	688
0.677% due 09/25/2035		1,100	972
1.437% due 08/25/2037		237	218
Belle Haven ABS CDO Ltd.
0.639% due 11/03/2044		308	162
0.679% due 11/03/2044		472	248
Benefit Street Partners CLO Ltd.
1.811% due 07/18/2027 (b)		3,000	2,993
Carlyle Global Market Strategies CLO Ltd.
1.395% due 07/15/2025		1,000	992
Citigroup Mortgage Loan Trust, Inc.
0.327% due 08/25/2036		98	88
Countrywide Asset-Backed Certificates
0.327% due 08/25/2037		4,000	3,611
0.327% due 06/25/2047		974	775
0.337% due 12/25/2036		1,097	1,046
0.337% due 04/25/2047		1,468	1,208
0.377% due 06/25/2047		3,928	3,609
5.034% due 07/25/2036		300	234
Countrywide Asset-Backed Certificates Trust
0.445% due 05/25/2036		3	3
0.535% due 05/25/2036		312	303
5.095% due 05/25/2035		800	800
5.197% due 08/25/2035		600	593
Credit-Based Asset Servicing and Securitization LLC
3.998% due 03/25/2037 ^		3,054	1,896
First Franklin Mortgage Loan Trust
0.347% due 04/25/2036		2,569	2,177
0.547% due 10/25/2035		989	925
GoldenTree Loan Opportunities Ltd.
1.427% due 04/25/2025		2,000	1,979
GSAA Home Equity Trust
0.467% due 07/25/2037		2,876	1,079
GSAMP Trust
0.417% due 03/25/2047		2,000	1,349
HSI Asset Securitization Corp. Trust
0.297% due 12/25/2036		2,114	1,015
0.407% due 12/25/2036		764	372
Huntington CDO Ltd.
0.549% due 11/05/2040		346	329
Madison Park Funding Ltd.
1.645% due 01/20/2025		1,000	1,000
MASTR Asset-Backed Securities Trust
0.357% due 10/25/2036		1,042	896
Monroe Capital BSL CLO Ltd.
1.859% due 05/22/2027		1,000	1,001
Morgan Stanley ABS Capital, Inc. Trust
0.327% due 11/25/2036		250	161
0.337% due 10/25/2036		575	399

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Capital, Inc. Trust
0.367% due 03/25/2036		$82	$77
0.477% due 01/25/2036		500	452
Newcastle CDO Ltd.
0.622% due 12/24/2039		92	90
OHA Credit Partners Ltd.
1.395% due 04/20/2025		1,000	992
Option One Mortgage Loan Trust
0.517% due 04/25/2037		4,325	2,654
Residential Asset Securities Corp. Trust
0.647% due 11/25/2035		3,100	2,456
Securitized Asset-Backed Receivables LLC Trust
0.952% due 02/25/2034		592	561
Sierra Madre Funding Ltd.
0.564% due 09/07/2039		1,157	922
0.584% due 09/07/2039		2,670	2,128
Structured Asset Investment Loan Trust
0.547% due 10/25/2035		422	415
Tralee CLO Ltd.
1.625% due 07/20/2026		3,000	2,978
Triaxx Prime CDO Ltd.
0.447% due 10/02/2039		426	337

Total Asset-Backed Securities (Cost $54,374)			61,530

SOVEREIGN ISSUES 15.7%
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2015 (d)	BRL	21,000	6,527
0.000% due 01/01/2016 (d)		9,000	2,704
0.000% due 01/01/2017 (d)		18,000	4,755
0.000% due 07/01/2017 (d)		14,400	3,588
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		3,100	899
10.000% due 01/01/2025		22,800	6,348
Italy Buoni Poliennali Del Tesoro
2.500% due 12/01/2024	EUR	3,200	3,639
4.000% due 02/01/2037		850	1,064
4.750% due 09/01/2044		650	913
5.000% due 03/01/2025		2,200	3,009
5.000% due 09/01/2040		1,500	2,149
New Zealand Government Bond
2.000% due 09/20/2025	NZD	206	139
3.000% due 09/20/2030		816	611
Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	400	250
Slovenia Government International Bond
5.250% due 02/18/2024		$600	657
Spain Government International Bond
2.750% due 10/31/2024	EUR	6,300	7,306
5.150% due 10/31/2044		500	746

Total Sovereign Issues (Cost $53,596)			45,304

		SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Ally Financial, Inc.
8.500% due 05/15/2016 (f)		3,586	95

Total Preferred Securities (Cost $96)			95

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (g) 0.2%
			472

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.027% due 07/23/2015 - 09/24/2015 (c)(l)	$203	$203

Total Short-Term Instruments (Cost $675)		675

Total Investments in Securities (Cost $285,187)		285,464

	SHARES
INVESTMENTS IN AFFILIATES 5.4%

SHORT-TERM INSTRUMENTS 5.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.4%
PIMCO Short-Term Floating NAV Portfolio III	1,569,099	15,562

Total Short-Term Instruments (Cost $15,563)		15,562

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $15,563)	$15,562

Total Investments 104.6% (Cost $300,750)	$301,026

Financial Derivative Instruments (i)(k) 3.2% (Cost or Premiums, net $(1,468))	9,166

Other Assets and Liabilities, net (7.8%)	(22,335)

Net Assets 100.0%	$287,857

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon bond.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$472	Fannie Mae 2.200% due 10/17/2022	$(484)	$472	$472

Total Repurchase Agreements						$(484)	$472	$472

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.420%	06/16/2015	07/08/2015	$(505)	$(505)
	0.420%	06/18/2015	07/08/2015	(1,010)	(1,010)
	0.480%	06/23/2015	07/06/2015	(1,418)	(1,418)
GRE	0.440%	06/17/2015	07/07/2015	(2,936)	(2,937)

Total Reverse Repurchase Agreements					$(5,870)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
GSC	0.330%	06/04/2015	07/06/2015	$(4,949)	$(4,952)

Total Sale-Buyback Transactions					$(4,952)

(2)	The average amount of borrowings outstanding during the period ended June 30, 2015 was $10,038 at a weighted average interest rate of 0.183%.
(3)	Payable for sale-buyback transactions includes $1 of deferred price drop.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	07/01/2045	$7,700	$(7,723)	$(7,654)
Fannie Mae	3.500%	07/01/2045	7,500	(7,787)	(7,715)
Fannie Mae	3.500%	08/01/2045	5,000	(5,120)	(5,130)
Fannie Mae	4.000%	07/01/2045	12,400	(13,212)	(13,121)
Fannie Mae	4.000%	08/01/2045	12,000	(12,676)	(12,670)
Fannie Mae	4.500%	07/01/2045	1,000	(1,085)	(1,080)
Fannie Mae	4.500%	08/13/2045	200	(216)	(216)

Total Short Sales				$(47,819)	$(47,586)

* Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(h)	Securities with an aggregate market value of $10,798 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$0	$(2,933)	$0	$(2,933)	$2,927	$(6)
GRE	0	(2,937)	0	(2,937)	2,927	(10)
SSB	472	0	0	472	(484)	(12)

Master Securities Forward Transaction Agreement
GSC	0	0	(4,952)	(4,952)	4,945	(7)

Total Borrowings and Other Financing Transactions	$472	$(5,870)	$(4,952)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	189	$136	$0	$0
90-Day Eurodollar December Futures	Short	12/2016	278	(258)	7	0
90-Day Eurodollar June Futures	Short	06/2016	61	(17)	1	0
90-Day Eurodollar March Futures	Short	03/2017	46	(9)	1	0
90-Day Eurodollar September Futures	Short	09/2016	50	(18)	1	0
Canada Government 10-Year Bond September Futures	Short	09/2015	35	(27)	0	(67)
Euro-BTP Italy Government Bond September Futures	Long	09/2015	16	(86)	14	(44)
U.S. Treasury 10-Year Note September Futures	Long	09/2015	312	(52)	3	(10)

Total Futures Contracts				$(331)	$27	$(121)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$9,801	$624	$0	$50	$0
CDX.IG-24 5-Year Index	1.000%	06/20/2020	2,600	38	1	0	0

				$662	$1	$50	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.250%	12/16/2016	$	100,800	$(413)	$(40)	$5	$0
Receive	3-Month USD-LIBOR	1.300%	05/06/2017		70,800	(100)	(37)	5	0
Receive	3-Month USD-LIBOR	1.850%	05/18/2017		23,300	(154)	(86)	1	0
Receive	3-Month USD-LIBOR	1.500%	07/01/2017		64,400	(139)	(57)	3	0
Receive	3-Month USD-LIBOR	1.500%	12/16/2017		23,500	(125)	(13)	2	0
Receive	3-Month USD-LIBOR	1.750%	12/16/2018		26,300	(155)	(36)	6	0
Receive	3-Month USD-LIBOR	2.000%	12/16/2019		11,300	(86)	(34)	3	0
Receive	3-Month USD-LIBOR	2.000%	12/16/2020		48,300	17	(193)	14	0
Receive	3-Month USD-LIBOR	2.250%	12/16/2022		31,900	134	(22)	2	0
Receive	3-Month USD-LIBOR	2.500%	12/16/2025		23,700	192	(142)	16	0
Receive	6-Month EUR-EURIBOR	0.430%	12/11/2019	EUR	1,000	(3)	(2)	0	(3)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025		19,450	965	1,313	0	(224)
Receive	6-Month GBP-LIBOR	2.050%	09/23/2019	GBP	600	(21)	(19)	0	(4)
Receive	6-Month GBP-LIBOR	1.650%	01/22/2020		2,100	(13)	2	0	(15)
Receive	6-Month GBP-LIBOR	2.000%	03/18/2022		3,700	(51)	(15)	0	(43)
Pay	28-Day MXN-TIIE	5.700%	01/18/2019	MXN	9,000	17	(4)	2	0
Pay	28-Day MXN-TIIE	5.470%	04/26/2019		3,800	5	5	1	0
Pay	28-Day MXN-TIIE	5.145%	04/02/2020		17,800	(6)	11	6	0
Pay	28-Day MXN-TIIE	5.430%	06/12/2020		41,200	10	9	14	0
Pay	28-Day MXN-TIIE	7.500%	06/02/2021		15,000	96	(25)	7	0
Pay	28-Day MXN-TIIE	5.430%	11/17/2021		6,600	(8)	(6)	3	0
Pay	28-Day MXN-TIIE	7.740%	05/29/2024		23,000	15	(24)	9	0
Pay	28-Day MXN-TIIE	7.650%	05/30/2024		97,500	43	30	39	0
Pay	28-Day MXN-TIIE	5.980%	08/26/2024		5,700	(7)	(13)	4	0
Pay	28-Day MXN-TIIE	5.861%	03/25/2025		20,500	(47)	(47)	14	0
Pay	28-Day MXN-TIIE	5.890%	03/26/2025		30,000	(64)	(66)	20	0
Pay	28-Day MXN-TIIE	6.530%	06/05/2025		2,300	2	2	2	0
Pay	28-Day MXN-TIIE	6.360%	06/09/2025		18,000	0	0	12	0
Pay	28-Day MXN-TIIE	7.635%	06/09/2025		5,600	(1)	(1)	2	0
Pay	28-Day MXN-TIIE	6.495%	06/16/2025		12,500	8	8	9	0

						$111	$498	$201	$(289)

Total Swap Agreements						$773	$499	$251	$(289)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(j)	Securities with an aggregate market value of $2,564 and cash of $5,213 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$27	$261	$288	$0	$(121)	$(289)	$(410)

(1)	Unsettled variation margin asset of $10 for closed swap agreements is outstanding at period end.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2015		KRW	1,127,061	$		1,014	$6	$0
	07/2015		MXN	33,046			2,156	54	0
	07/2015	$		508		KRW	563,531	0	(3)
	09/2015		HKD	280	$		36	0	0
	05/2016		BRL	6,591			1,879	0	(37)
	06/2016		EUR	7,597			10,403	1,872	0
	06/2016	$		8,329		EUR	7,597	278	(76)

BPS	07/2015		BRL	5,125	$		1,651	3	0
	07/2015		JPY	1,247,775			10,098	0	(97)
	07/2015		MXN	3,546			229	3	0
	07/2015	$		1,652		BRL	5,125	0	(3)
	07/2015			5,491		MXN	85,148	0	(75)
	08/2015			1,633		BRL	5,125	0	(3)
	10/2015		BRL	7,000	$		2,792	614	0
	01/2016			4,000			1,554	346	0
	01/2017			5,000			1,817	454	0
	07/2017			7,400			2,540	612	0

BRC	06/2016		EUR	1,536			2,112	387	0

CBK	07/2015		AUD	3,640			2,775	0	(33)
	07/2015		BRL	9,470			3,052	6	0
	07/2015	$		2,987		BRL	9,470	59	0
	07/2015			401		EUR	361	3	(1)
	07/2015			151		MXN	2,334	0	(3)
	09/2015			4,119			65,117	0	(2)
	05/2016		BRL	10,428	$		2,987	0	(46)

DUB	07/2015		KRW	3,319,400			3,065	102	0
	10/2015		BRL	4,000			1,533	288	0
	02/2016		EUR	1,350			1,817	306	0
	06/2016			981			1,292	199	(9)
	06/2016	$		1,326		EUR	981	0	(224)
	10/2016		JPY	120,988	$		1,710	708	0

FBF	07/2015	$		111		MXN	1,696	0	(3)
	10/2015		BRL	10,000	$		3,743	631	0

GLM	07/2015		EUR	22,944			25,081	0	(498)
	07/2015		INR	17,036		EUR	239	0	(1)
	07/2015		NZD	1,166	$		828	38	0
	07/2015	$		302		GBP	190	0	(4)
	07/2015			10,096		JPY	1,247,775	99	0
	08/2015		CHF	113	$		121	0	0
	08/2015		JPY	969,475			7,837	0	(87)

HUS	07/2015		BRL	9,715			3,035	0	(90)
	07/2015		MXN	3,107			202	4	0
	07/2015	$		3,131		BRL	9,716	0	(7)

JPM	07/2015		CAD	723	$		579	0	0
	07/2015		EUR	6,278			7,037	41	(3)
	07/2015		GBP	4,750			7,293	0	(171)
	07/2015		INR	18,176		EUR	255	0	(1)
	07/2015	$		362			319	0	(7)
	05/2016		BRL	9,007	$		2,555	0	(64)

MSB	07/2015			1,994			643	1	0
	07/2015	$		619		BRL	1,994	22	0
	07/2015			27,973		EUR	24,997	0	(106)
	08/2015		EUR	24,997	$		27,985	105	0
	08/2015		SAR	534			142	0	0
	08/2015	$		142		SAR	534	0	0
	05/2016		BRL	2,213	$		628	0	(15)
	06/2016		EUR	2,157			2,967	545	0
	06/2016	$		2,346		EUR	2,157	76	0
	01/2017		BRL	4,000	$		1,452	362	0

NAB	06/2016		EUR	4,573			6,279	1,143	0
	06/2016	$		2,517		EUR	2,322	92	0
	07/2016		EUR	3,919	$		5,317	909	0
	07/2016	$		4,308		EUR	3,919	100	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
SCX	07/2015		BRL	3,376	$		1,088	$2	$0
	07/2015		EUR	494		INR	35,212	3	0
	07/2015		KRW	1,453,186	$		1,306	9	0
	07/2015		MXN	33,834			2,170	19	0
	07/2015	$		1,112		BRL	3,376	0	(26)
	09/2015			2,158		MXN	33,834	0	(19)

UAG	07/2015		GBP	55	$		84	0	(3)
	07/2015		MXN	15,645			1,020	25	0
	07/2015		SGD	1,944			1,454	11	0
	07/2015	$		4,007		EUR	3,545	0	(54)
	07/2015			7,246		GBP	4,615	6	0
	08/2015		GBP	4,615	$		7,244	0	(5)
	01/2016		BRL	5,000			1,930	421	0
	01/2017			9,000			3,240	786	0
	07/2017			7,000			2,466	642	0

Total Forward Foreign Currency Contracts								$12,392	$(1,776)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC USD versus JPY	JPY	123.500	08/24/2015	$	2,900	$29	$26

BRC	Call - OTC USD versus CNH	CNH	6.500	02/02/2016		125	3	0
	Call - OTC USD versus CNH		7.500	02/02/2016		125	1	0

CBK	Call - OTC USD versus CNH		6.400	02/02/2016		130	3	1

FBF	Call - OTC USD versus CNH		7.400	02/02/2016		130	1	0

GLM	Call - OTC USD versus SAR	SAR	3.756	08/05/2015		1,200	2	0

JPM	Call - OTC USD versus CNH	CNH	6.400	02/02/2016		1,805	49	8
	Call - OTC USD versus CNH		7.400	02/02/2016		1,805	11	1

MSB	Call - OTC USD versus SAR	SAR	3.759	07/30/2015		400	1	0

UAG	Call - OTC USD versus CNH	CNH	6.500	02/02/2016		1,810	38	6
	Call - OTC USD versus CNH		7.500	02/02/2016		1,810	10	1

							$148	$43

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.950%	12/01/2015	$	7,600	$8	$9

DUB	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.950%	12/01/2015		4,700	5	6
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.950%	12/16/2015		36,500	41	47
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750%	10/27/2017		5,600	279	280
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750%	11/27/2017		4,300	215	221

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.950%	12/01/2015		44,400	49	56

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.950%	12/01/2015		22,200	22	28
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.950%	01/06/2016		29,600	33	38
	Put - OTC 3-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.900%	02/04/2016		52,700	124	114
	Put - OTC 3-Year Interest Rate Swap (Effective 02/22/2019)	3-Month USD-LIBOR	Receive	2.900%	02/18/2016		51,800	135	119

								$911	$918

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Market Value
GLM	Call - OTC 2-Year Interest Rate Floor	1.180%	3-Month USD-LIBOR	11/24/2015	$	4,500	$11	$1

Total Purchased Options							$1,070	$962

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.800%	07/15/2015	EUR	2,000	$(4)	$(4)

BRC	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.800%	07/15/2015		1,500	(2)	(3)

CBK	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.800%	07/15/2015		2,000	(3)	(4)

GST	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.800%	07/15/2015		1,900	(2)	(4)

JPM	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.800%	07/15/2015		3,500	(5)	(7)
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.950%	08/19/2015		2,700	(5)	(5)

							$(21)	$(27)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC EUR versus USD	$	1.074	08/10/2015	EUR	3,800	$(29)	$(26)
	Call - OTC EUR versus USD		1.150	08/10/2015		3,800	(52)	(25)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$	217	(5)	(1)
	Call - OTC USD versus BRL		3.960	03/10/2016		300	(10)	(5)
	Put - OTC USD versus JPY	JPY	117.500	08/24/2015		2,900	(14)	(7)
	Call - OTC USD versus JPY		127.500	08/24/2015		2,900	(11)	(6)

BPS	Put - OTC EUR versus AUD	AUD	1.410	09/28/2015	EUR	2,563	(20)	(30)
	Call - OTC EUR versus AUD		1.490	09/28/2015		2,563	(38)	(36)

BRC	Call - OTC USD versus CNH	CNH	7.000	02/02/2016	$	250	(3)	0

FBF	Call - OTC USD versus BRL	BRL	3.620	09/10/2015		905	(20)	(3)
	Call - OTC USD versus CNH	CNH	6.900	02/02/2016		260	(3)	0

GLM	Call - OTC USD versus MXN	MXN	16.000	07/30/2015		3,800	(21)	(21)

JPM	Call - OTC USD versus BRL	BRL	3.960	03/10/2016		822	(26)	(13)
	Call - OTC USD versus CNH	CNH	6.900	02/02/2016		3,610	(38)	(3)

UAG	Call - OTC USD versus CNH		7.000	02/02/2016		3,620	(33)	(3)

							$(323)	$(179)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016	$	900	$(2)	$(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2015		2,500	(27)	(15)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		4,600	(56)	(44)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.460%	11/27/2017		4,600	(84)	(64)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.525%	11/27/2017		5,900	(122)	(76)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	11/27/2017		7,600	(132)	(96)

GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	07/13/2015		2,600	(8)	(9)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		9,200	(130)	(88)

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016		51,800	(109)	(111)
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2018)	3-Month USD-LIBOR	Pay	2.495%	02/18/2016		51,800	(109)	(120)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		10,600	(77)	(20)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		10,600	(73)	(52)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.530%	02/29/2016		7,800	(96)	(5)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	10/27/2017		23,600	(404)	(282)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	07/24/2015		6,600	(66)	(163)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000%	12/16/2015		7,900	(96)	(33)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750%	01/06/2016		6,400	(72)	(14)

RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		13,900	(264)	(13)

								$(1,927)	$(1,207)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Call - OTC 2-Year Interest Rate Floor	0.850%	3-Month USD-LIBOR	11/24/2015	$9,000	$(11)	$(1)

Total Written Options						$(2,282)	$(1,414)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	24	$182,375	AUD	8,725	EUR	24,000	GBP	8,600	$(2,699)
Sales	358	238,624		5,600		55,696		0	(2,080)
Closing Buys	(234)	(118,015)		(5,600)		(21,061)		0	1,881
Expirations	(124)	(44,200)		(4,635)		(24,609)		(5,100)	487
Exercised	(24)	(1,300)		(4,090)		(7,700)		(3,500)	129

Balance at End of Period	0	$257,484	AUD	0	EUR	26,326	GBP	0	$(2,282)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.207%	$	500	$9	$(4)	$5	$0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.502%		1,100	20	0	20	0
	Brazil Government International Bond	1.000%	12/20/2016	1.302%		200	(3)	2	0	(1)
	China Government International Bond	1.000%	03/20/2019	0.648%		200	1	2	3	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	3.392%		1,000	(14)	9	0	(5)
	General Electric Capital Corp.	1.000%	09/20/2015	0.121%		1,400	13	(10)	3	0
	HSBC Bank PLC	1.000%	03/20/2019	0.574%	EUR	1,000	18	0	18	0
	Italy Government International Bond	1.000%	06/20/2019	1.134%	$	2,100	(38)	28	0	(10)
	Mexico Government International Bond	1.000%	12/20/2018	0.994%		2,200	4	(3)	1	0
	Russia Government International Bond	1.000%	09/20/2015	2.462%		600	(3)	1	0	(2)
	Sprint Communications, Inc.	5.000%	12/20/2019	4.001%		200	10	(2)	8	0

BPS	Berkshire Hathaway, Inc.	1.000%	06/20/2016	0.182%		800	14	(7)	7	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2017	0.303%		1,500	37	(13)	24	0
	China Government International Bond	1.000%	12/20/2019	0.787%		100	1	0	1	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.121%		1,400	13	(10)	3	0
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.222%		900	9	(7)	2	0

BRC	China Government International Bond	1.000%	03/20/2019	0.648%		2,600	10	24	34	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.121%		700	6	(4)	2	0
	Italy Government International Bond	1.000%	09/20/2019	1.166%		300	0	(2)	0	(2)
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.222%		1,100	11	(9)	2	0
	MetLife, Inc.	1.000%	09/20/2019	0.558%		600	11	0	11	0
	Spain Government International Bond	1.000%	03/20/2019	0.860%		200	(2)	3	1	0

CBK	Brazil Government International Bond	1.000%	12/20/2016	1.302%		200	(3)	2	0	(1)
	Brazil Government International Bond	1.000%	03/20/2017	1.476%		300	(3)	1	0	(2)
	Brazil Government International Bond	1.000%	09/20/2017	1.710%		1,900	(4)	(25)	0	(29)
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	3.392%		700	(8)	4	0	(4)
	MetLife, Inc.	1.000%	06/20/2016	0.141%		200	3	(1)	2	0
	Portugal Government International Bond	1.000%	03/20/2016	0.686%		1,300	(8)	11	3	0
	Sprint Communications, Inc.	5.000%	12/20/2019	4.001%		4,000	202	(38)	164	0
	Teck Resources Ltd.	1.000%	09/20/2019	2.861%		200	(3)	(11)	0	(14)

DUB	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.207%		1,300	23	(10)	13	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2018	0.402%		300	8	(3)	5	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2020	0.713%		400	(5)	11	6	0
	Brazil Government International Bond	1.000%	03/20/2016	0.841%		100	0	0	0	0
	Brazil Government International Bond	1.000%	12/20/2016	1.302%		500	(7)	5	0	(2)
	Ford Motor Co.	5.000%	03/20/2019	0.761%		200	37	(6)	31	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.121%		1,500	14	(11)	3	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.158%		1,800	27	(12)	15	0
	HSBC Bank PLC	1.000%	03/20/2019	0.574%	EUR	400	6	1	7	0
	Italy Government International Bond	1.000%	03/20/2019	1.096%	$	200	(4)	3	0	(1)
	Italy Government International Bond	1.000%	06/20/2019	1.134%		4,000	0	(19)	0	(19)
	Italy Government International Bond	1.000%	09/20/2019	1.166%		2,600	6	(23)	0	(17)
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.222%		1,700	16	(13)	3	0
	MetLife, Inc.	1.000%	03/20/2019	0.490%		2,000	14	24	38	0
	Mexico Government International Bond	1.000%	12/20/2018	0.994%		200	0	0	0	0
	Spain Government International Bond	1.000%	06/20/2016	0.414%		1,700	23	(13)	10	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	JPMorgan Chase & Co.	1.000%	09/20/2015	0.222%	$	1,400	$13	$(10)	$3	$0
	Mexico Government International Bond	1.000%	12/20/2018	0.994%		100	0	0	0	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.585%		100	2	0	2	0
	Wells Fargo & Co.	1.000%	09/20/2017	0.227%		600	13	(2)	11	0

GST	Berkshire Hathaway, Inc.	1.000%	09/20/2017	0.303%		300	7	(2)	5	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2018	0.425%		1,300	37	(13)	24	0
	Brazil Government International Bond	1.000%	03/20/2016	0.841%		200	0	0	0	0
	Citigroup, Inc.	1.000%	03/20/2019	0.635%		500	5	2	7	0
	Continental Resources, Inc.	1.000%	06/20/2016	1.000%		4,500	58	(57)	1	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	3.392%		800	(9)	5	0	(4)
	MetLife, Inc.	1.000%	09/20/2019	0.558%		300	6	0	6	0
	Portugal Government International Bond	1.000%	12/20/2015	0.685%		800	(3)	4	1	0
	Portugal Government International Bond	1.000%	03/20/2016	0.686%		900	(5)	7	2	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.585%		200	4	0	4	0
	Spain Government International Bond	1.000%	03/20/2019	0.860%		300	(3)	5	2	0

HUS	Italy Government International Bond	1.000%	06/20/2017	0.766%		4,100	41	(21)	20	0
	Italy Government International Bond	1.000%	03/20/2019	1.096%		300	(6)	5	0	(1)
	Mexico Government International Bond	1.000%	12/20/2016	0.647%		500	6	(3)	3	0
	Mexico Government International Bond	1.000%	12/20/2018	0.994%		1,000	1	(1)	0	0

JPM	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.207%		500	9	(4)	5	0
	Ford Motor Co.	5.000%	03/20/2019	0.761%		200	37	(6)	31	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	3.392%		200	(2)	1	0	(1)
	HSBC Bank PLC	1.000%	03/20/2019	0.574%	EUR	3,800	64	4	68	0
	Qatar Government International Bond	1.000%	06/20/2019	0.421%	$	1,000	21	2	23	0

MYC	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.207%		500	9	(4)	5	0
	California State General Obligation Bonds, Series 2003	1.000%	09/20/2024	1.070%		100	1	(2)	0	(1)
	General Electric Capital Corp.	1.000%	09/20/2015	0.121%		900	8	(6)	2	0
	Italy Government International Bond	1.000%	03/20/2019	1.096%		200	(4)	3	0	(1)
	Mexico Government International Bond	1.000%	12/20/2016	0.647%		200	3	(2)	1	0

							$774	$(220)	$671	$(117)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$	2,313	$(457)	$25	$0	$(432)
	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019		300	40	(2)	38	0

BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046		1,690	(334)	19	0	(315)

CBK	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019		200	27	(2)	25	0

MYC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046		1,690	(338)	22	0	(316)

						$(1,062)	$62	$63	$(1,063)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	80	$0	$5	$5	$0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		10	0	(1)	0	(1)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	4,400	8	(26)	0	(18)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		1,400	(3)	(1)	0	(4)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		1,000	0	(1)	0	(1)
	Pay	3-Month EUR-EXT-CPI Index	0.710%	01/29/2020	EUR	2,000	(2)	40	38	0

BPS	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	40	0	2	2	0
	Pay	1-Year BRL-CDI	11.160%	01/04/2021	BRL	34,500	(66)	(377)	0	(443)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		15,600	(3)	(36)	0	(39)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		1,300	1	(2)	0	(1)
	Pay	3-Month EUR-EXT-CPI Index	0.700%	01/30/2020	EUR	2,300	0	45	45	0

CBK	Pay	1-Month GBP-UKRPI	3.400%	06/15/2030	GBP	50	0	0	0	0
	Pay	1-Year BRL-CDI	12.230%	01/04/2021	BRL	1,000	0	(1)	0	(1)
	Pay	3-Month EUR-EXT-CPI Index	0.990%	03/31/2020	EUR	1,600	0	15	15	0

DUB	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	6,300	10	(36)	0	(26)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		2,700	9	(27)	0	(18)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		1,500	0	(4)	0	(4)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		11,000	12	(17)	0	(5)

FBF	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044	GBP	120	0	7	7	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		32	0	0	0	0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		10	0	(1)	0	(1)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	12,500	20	(72)	0	(52)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		4,800	9	(11)	0	(2)

GLM	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030	GBP	940	0	(37)	0	(37)
	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	5,200	0	(30)	0	(30)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		2,100	3	(4)	0	(1)
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/26/2020	EUR	2,100	(8)	44	36	0
	Pay	3-Month EUR-EXT-CPI Index	0.660%	01/30/2020		4,700	0	103	103	0
	Pay	3-Month EUR-EXT-CPI Index	0.993%	03/30/2020		5,100	(1)	49	48	0

HUS	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	5,300	2	(33)	0	(31)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		5,000	(6)	(7)	0	(13)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		1,000	1	(1)	0	0
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019	MXN	20,000	18	19	37	0
	Pay	28-Day MXN-TIIE	7.650%	05/30/2024		16,500	1	6	7	0

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	100	1	4	5	0

MYC	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		90	0	6	6	0
	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	5,400	1	(33)	0	(32)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		8,500	22	(43)	0	(21)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		2,100	1	(2)	0	(1)

UAG	Pay	1-Year BRL-CDI	12.055%	01/04/2021		900	2	(4)	0	(2)

							$32	$(462)	$354	$(784)

Total Swap Agreements							$(256)	$(620)	$1,088	$(1,964)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(l)	Securities with an aggregate market value of $1,656 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$2,210	$26	$139	$2,375	$(116)	$(131)	$(474)	$(721)	$1,654	$(1,650)	$4
BPS	2,032	0	84	2,116	(178)	(70)	(483)	(731)	1,385	(1,568)	(183)
BRC	387	0	50	437	0	(3)	(317)	(320)	117	(98)	19
CBK	68	10	209	287	(85)	(4)	(51)	(140)	147	(270)	(123)
DUB	1,603	554	131	2,288	(233)	(236)	(92)	(561)	1,727	(2,080)	(353)
FBF	631	0	23	654	(3)	(3)	(55)	(61)	593	(610)	(17)
GLM	137	57	187	381	(590)	(119)	(68)	(777)	(396)	446	50
GST	0	0	52	52	0	(4)	(4)	(8)	44	0	44
HUS	4	0	67	71	(97)	0	(45)	(142)	(71)	0	(71)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
JPM	$41	$9	$132	$182	$(246)	$(28)	$(1)	$(275)	$(93)	$335	$242
MSB	1,111	0	0	1,111	(121)	0	0	(121)	990	(990)	0
MYC	0	299	14	313	0	(800)	(372)	(1,172)	(859)	813	(46)
NAB	2,244	0	0	2,244	0	0	0	0	2,244	(2,220)	24
RYL	0	0	0	0	0	(13)	0	(13)	(13)	31	18
SCX	33	0	0	33	(45)	0	0	(45)	(12)	31	19
UAG	1,891	7	0	1,898	(62)	(3)	(2)	(67)	1,831	(1,790)	41

Total Over the Counter	$12,392	$962	$1,088	$14,442	$(1,776)	$(1,414)	$(1,964)	$(5,154)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$27	$27
Swap Agreements	0	50	0	0	211	261

	$0	$50	$0	$0	$238	$288

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,392	$0	$12,392
Purchased Options	0	0	0	43	919	962
Swap Agreements	0	734	0	0	354	1,088

	$0	$734	$0	$12,435	$1,273	$14,442

	$0	$784	$0	$12,435	$1,511	$14,730

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$121	$121
Swap Agreements	0	0	0	0	289	289

	$0	$0	$0	$0	$410	$410

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,776	$0	$1,776
Written Options	0	27	0	179	1,208	1,414
Swap Agreements	0	1,180	0	0	784	1,964

	$0	$1,207	$0	$1,955	$1,992	$5,154

	$0	$1,207	$0	$1,955	$2,402	$5,564

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(37)	$(37)
Written Options	0	0	71	0	147	218
Futures	0	0	0	0	808	808
Swap Agreements	0	40	0	0	(4,136)	(4,096)

	$0	$40	$71	$0	$(3,218)	$(3,107)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,381	$0	$2,381
Purchased Options	0	2	0	12	1,189	1,203
Written Options	0	62	0	312	(600)	(226)
Swap Agreements	0	771	0	14	95	880

	$0	$835	$0	$2,719	$684	$4,238

	$0	$875	$71	$2,719	$(2,534)	$1,131

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(8)	$(8)
Written Options	0	0	(13)	0	0	(13)
Futures	0	0	0	0	(257)	(257)
Swap Agreements	0	0	0	0	2,139	2,139

	$0	$0	$(13)	$0	$1,874	$1,861

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,789	$0	$2,789
Purchased Options	0	(3)	0	(151)	(196)	(350)
Written Options	0	(29)	0	205	475	651
Swap Agreements	0	(219)	0	0	(206)	(425)

	$0	$(251)	$0	$2,843	$73	$2,665

	$0	$(251)	$(13)	$2,843	$1,947	$4,526

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$12,554	$0	$12,554
Corporate Bonds & Notes
Banking & Finance	0	41,011	0	41,011
Industrials	0	18,134	0	18,134
Utilities	0	16,365	0	16,365
U.S. Government Agencies	0	4,803	416	5,219
U.S. Treasury Obligations	0	53,711	0	53,711
Mortgage-Backed Securities	0	30,866	0	30,866
Asset-Backed Securities	2,993	58,537	0	61,530
Sovereign Issues	0	45,304	0	45,304
Preferred Securities
Banking & Finance	0	95	0	95
Short-Term Instruments
Repurchase Agreements	0	472	0	472
U.S. Treasury Bills	0	203	0	203
	$2,993	$282,055	$416	$285,464

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	15,562	0	0	15,562

Total Investments	$18,555	$282,055	$416	$301,026

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(47,586)	$0	$(47,586)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	27	251	0	278
Over the counter	0	14,441	1	14,442
	$27	$14,692	$1	$14,720

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(121)	(289)	0	(410)
Over the counter	(5)	(5,149)	0	(5,154)
	$(126)	$(5,438)	$0	$(5,564)

Totals	$18,456	$243,723	$417	$262,596

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	23

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Unconstrained Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor and Class M. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class, Advisor Class, and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

(for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans, assignments of all or a portion of loans from

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

third parties, or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2015, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises   The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2015 (amounts in thousands†):

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$10	$0	$(10)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

Investments in PIMCO Short-Term Floating NAV III Portfolio

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$21,120	$102,225	$(107,800)	$(107)	$124	$15,562	$26	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and

Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  The Portfolio may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an interest rate-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an interest rate-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the trade agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

SEMIANNUAL REPORT	JUNE 30, 2015	37

Notes to Financial Statements (Cont.)

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.60%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.30%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries, administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$609,869	$656,476	$63,741	$25,754

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	66	$699	10	$99
Administrative Class	2,348	24,656	10,144	105,707
Advisor Class	356	3,735	567	5,930
Class M	19	191	1	15
Issued as reinvestment of distributions
Institutional Class	0	4	1	7
Administrative Class	153	1,603	417	4,356
Advisor Class	3	33	2	26
Class M	0	1	0	0
Cost of shares redeemed
Institutional Class	(15)	(162)	(59)	(617)
Administrative Class	(3,461)	(36,339)	(22,423)	(234,441)
Advisor Class	(129)	(1,352)	(137)	(1,442)
Class M	(1)	(11)	0	0
Net increase (decrease) resulting from Portfolio share transactions	(661)	$(6,942)	(11,477)	$(120,360)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2015, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 80% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total

SEMIANNUAL REPORT	JUNE 30, 2015	39

Notes to Financial Statements (Cont.)

June 30, 2015 (Unaudited)

Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$300,872	$10,502	$(10,348)	$154

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

40	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BOS	Banc of America Securities LLC	GSC	Goldman Sachs & Co.	NAB	National Australia Bank Ltd.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	GRE	RBS Securities, Inc.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso
BRL	Brazilian Real	HKD	Hong Kong Dollar	NZD	New Zealand Dollar
CAD	Canadian Dollar	INR	Indian Rupee	SAR	Saudi Riyal
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	USD (or $)	United States Dollar
EUR	Euro

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	UKRPI	United Kingdom Retail Price Index
CDX.HY	Credit Derivatives Index - High Yield	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate

SEMIANNUAL REPORT	JUNE 30, 2015	41

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

42	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT77SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Unconstrained Bond Portfolio

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Unconstrained Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, operational risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO VARIABLE INSURANCE TRUST

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and

Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

SEMIANNUAL REPORT	JUNE 30, 2015	5

PIMCO Unconstrained Bond Portfolio

Cumulative Returns Through June 30, 2015

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	25.1%
Asset-Backed Securities	20.4%
U.S. Treasury Obligations	17.8%
Sovereign Issues	15.1%
Mortgage-Backed Securities	10.3%
Short-Term Instruments‡	5.4%
Other	5.9%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended June 30, 2015
	6 Months*	1 Year	Class Inception (04/30/2013)
PIMCO Unconstrained Bond Portfolio Advisor Class	0.81%	1.17%	0.30%
3 Month USD LIBOR Index±	0.13%	0.25%	0.25%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.15% for Advisor Class shares.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$1,008.10	$1,018.94
Expenses Paid During Period†	$5.74	$5.77
Net Annualized Expense Ratio††	1.16%	1.16%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Unconstrained Bond Portfolio seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»

U.S. government and rates positioning detracted from performance over the period driven by negative duration (or sensitivity to changes in market interest rates) positioning as U.S. Treasuries posted positive total returns.

»	Exposure to emerging markets was net negative, driven primarily by long local rate exposure in Brazil and Mexico as rates in these countries increased over the reporting period.

»	Short positioning in the euro and the Japanese yen contributed positively to performance as these currencies depreciated against the U.S. dollar over the reporting period.

»	Exposure to non-agency mortgages added to performance as the price performance of non-agency mortgages generally increased over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Unconstrained Bond Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+		12/31/2014	04/30/2013-12/31/2013

Advisor Class
Net asset value beginning of year or period	$10.45		$10.25	$10.64
Net investment income (a)	0.12		0.16	0.14
Net realized/unrealized gain (loss)	(0.04)		0.14	(0.46)
Total from Investment Operations	0.08		0.30	(0.32)
Dividends from net investment income	(0.05)		(0.10)	(0.03)
Distributions from net realized capital gains	0.00		0.00	(0.04)
Total distributions	(0.05)		(0.10)	(0.07)
Net asset value end of year or period	$10.48		$10.45	$10.25
Total return	0.81%		2.94%	(3.02)%
Net assets end of year or period (000s)	$7,236		$4,805	$285
Ratio of expenses to average net assets	1.16	%*	1.15%	1.12%*
Ratio of expenses to average net assets excluding waivers	1.16	%*	1.15%	1.15%*
Ratio of expenses to average net assets excluding interest expense	1.15	%*	1.15%	1.12%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.15	%*	1.15%	1.15%*
Ratio of net investment income to average net assets	2.37	%*	1.53%	2.04%*
Portfolio turnover rate	229%		255%	928%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	7

Statement of Assets and Liabilities PIMCO Unconstrained Bond Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$285,464
Investments in Affiliates	15,562
Financial Derivative Instruments
Exchange-traded or centrally cleared	288
Over the counter	14,442
Cash	3
Deposits with counterparty	5,213
Foreign currency, at value	854
Receivable for Investments sold~	78,595
Receivable for Portfolio shares sold	33
Interest and dividends receivable	1,761
Dividends receivable from Affiliates	1
Total Assets	402,216

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$5,870
Payable for sale-buyback transactions	4,952
Payable for short sales	47,586
Financial Derivative Instruments
Exchange-traded or centrally cleared	410
Over the counter	5,154
Payable for investments purchased~	38,439
Payable for investments in Affiliates purchased	1
Deposits from counterparty	11,576
Payable for Portfolio shares redeemed	108
Accrued investment advisory fees	141
Accrued supervisory and administrative fees	70
Accrued distribution fees	1
Accrued servicing fees	34
Accrued reimbursement to PIMCO	14
Other liabilities	3
Total Liabilities	114,359

Net Assets	$287,857

Net Assets Consist of:
Paid in capital	$275,557
Undistributed net investment income	3,611
Accumulated undistributed net realized (loss)	(2,732)
Net unrealized appreciation	11,421
$287,857

Net Assets:
Institutional Class	$916
Administrative Class	279,510
Advisor Class	7,236
Class M	195

Shares Issued and Outstanding:
Institutional Class	87
Administrative Class	26,659
Advisor Class	690
Class M	19

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.48
Administrative Class	10.48
Advisor Class	10.48
Class M	10.48

Cost of Investments in securities	$285,187
Cost of Investments in Affiliates	$15,563
Cost of Foreign Currency Held	$857
Proceeds Received on Short Sales	$47,819
Cost or Premiums of Financial Derivative Instruments, net	$(1,468)

* Includes repurchase agreements of:	$472

~	A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Unconstrained Bond Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$4,895
Dividends	9
Dividends from Investments in Affiliates	26
Total Income	4,930

Expenses:
Investment advisory fees	865
Supervisory and administrative fees	432
Servicing fees - Administrative Class	211
Distribution and/or servicing fees - Advisor Class	7
Trustee fees	2
Interest expense	17
Miscellaneous expense	1

Total Expenses	1,535

Net Investment Income	3,395

Net Realized Gain (Loss):
Investments in securities	(3,340)
Investments in Affiliates	(107)
Exchange-traded or centrally cleared financial derivative instruments	(3,107)
Over the counter financial derivative instruments	4,238
Foreign currency	(388)

Net Realized (Loss)	(2,704)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(2,650)
Investments in Affiliates	124
Exchange-traded or centrally cleared financial derivative instruments	1,861
Over the counter financial derivative instruments	2,665
Foreign currency assets and liabilities	27

Net Change in Unrealized Appreciation	2,027

Net Increase in Net Assets Resulting from Operations	$2,718

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statements of Changes in Net Assets PIMCO Unconstrained Bond Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$3,395	$5,315
Net realized gain (loss)	(2,704)	8,040
Net change in unrealized appreciation (depreciation)	2,027	(433)

Net Increase in Net Assets Resulting from Operations	2,718	12,922

Distributions to Shareholders:
From net investment income
Institutional Class	(4)	(7)
Administrative Class	(1,603)	(4,455)
Advisor Class	(33)	(26)
Class M	(1)	0

Total Distributions	(1,641)	(4,488)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions****	(6,942)	(120,360)

Total (Decrease) in Net Assets	(5,865)	(111,926)

Net Assets:
Beginning of period	293,722	405,648
End of period*	$287,857	$293,722

* Including undistributed net investment income of:	$3,611	$1,857

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Unconstrained Bond Portfolio

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.2%

BANK LOAN OBLIGATIONS 4.4%
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018		$2,279	$2,295
Chrysler Group LLC
3.500% due 05/24/2017		4,454	4,454
Dell, Inc.
3.750% due 10/29/2018		163	163
H.J. Heinz Co.
3.250% due 06/05/2020		590	590
HCA, Inc.
2.937% due 03/31/2017		5,049	5,052

Total Bank Loan Obligations (Cost $12,536)			12,554

CORPORATE BONDS & NOTES 26.2%

BANKING & FINANCE 14.2%
AGFC Capital Trust
6.000% due 01/15/2067		100	75
Ally Financial, Inc.
2.750% due 01/30/2017		3,200	3,194
2.955% due 07/18/2016		1,200	1,214
3.500% due 07/18/2016		500	509
5.500% due 02/15/2017		1,400	1,463
American Express Co.
4.900% due 03/15/2020 (f)		300	291
Bank of America Corp.
0.604% due 08/15/2016		100	100
2.000% due 01/11/2018		1,400	1,405
3.958% due 10/21/2025	MXN	2,000	140
5.750% due 12/01/2017		$3,500	3,814
6.400% due 08/28/2017		700	768
6.875% due 04/25/2018		1,300	1,469
Barclays Bank PLC
7.625% due 11/21/2022		400	456
14.000% due 06/15/2019 (f)	GBP	500	1,026
BPCE S.A.
5.150% due 07/21/2024		$600	609
CIT Group, Inc.
4.250% due 08/15/2017		300	305
5.000% due 05/15/2017		100	103
Citigroup, Inc.
0.954% due 11/15/2016		500	501
Credit Agricole S.A.
6.500% due 06/23/2021 (f)	EUR	300	337
Eksportfinans ASA
2.000% due 09/15/2015		$200	200
Ford Motor Credit Co. LLC
2.500% due 01/15/2016		4,000	4,033
3.984% due 06/15/2016		1,590	1,627
4.207% due 04/15/2016		1,000	1,023
General Motors Financial Co., Inc.
2.750% due 05/15/2016		200	203
Goldman Sachs Group, Inc.
6.150% due 04/01/2018		200	222
International Lease Finance Corp.
5.750% due 05/15/2016		1,500	1,539
8.625% due 09/15/2015		2,500	2,534
8.750% due 03/15/2017		200	219
JPMorgan Chase & Co.
0.902% due 02/26/2016		1,500	1,502
1.177% due 01/25/2018		300	302
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)	GBP	1,756	2,853
7.875% due 06/27/2029 (f)		200	331

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley
1.750% due 02/25/2016		$1,200	$1,205
MUFG Union Bank N.A.
2.625% due 09/26/2018		300	305
Murray Street Investment Trust
4.647% due 03/09/2017		200	210
Navient Corp.
5.000% due 06/15/2018		1,000	999
8.450% due 06/15/2018		200	223
Prudential Covered Trust
2.997% due 09/30/2015		630	633
QBE Capital Funding Ltd.
7.250% due 05/24/2041		200	222
Rabobank Group
6.875% due 03/19/2020	EUR	1,100	1,447
Royal Bank of Scotland PLC
4.375% due 03/16/2016		$400	409
UBS AG
5.125% due 05/15/2024		1,000	991

			41,011

INDUSTRIALS 6.3%
AbbVie, Inc.
1.800% due 05/14/2018		400	399
2.500% due 05/14/2020		100	99
3.600% due 05/14/2025		200	198
Actavis Funding SCS
1.543% due 03/12/2020		500	506
Altice Financing S.A.
6.625% due 02/15/2023		400	398
Aviation Capital Group Corp.
3.875% due 09/27/2016		400	407
CNPC General Capital Ltd.
1.450% due 04/16/2016		3,000	3,006
Cox Communications, Inc.
5.875% due 12/01/2016		1,100	1,168
DISH DBS Corp.
4.250% due 04/01/2018		300	306
4.625% due 07/15/2017		200	207
7.125% due 02/01/2016		1,400	1,438
7.875% due 09/01/2019		200	223
Hellenic Railways Organization S.A.
5.014% due 12/27/2017	EUR	500	298
HJ Heinz Co.
3.950% due 07/15/2025 (b)		$100	101
Kroger Co.
2.200% due 01/15/2017		100	101
MGM Resorts International
6.625% due 07/15/2015		2,280	2,283
ONEOK Partners LP
6.150% due 10/01/2016		1,427	1,508
QUALCOMM, Inc.
4.800% due 05/20/2045		100	96
Reynolds American, Inc.
3.250% due 06/12/2020		100	101
4.450% due 06/12/2025		100	102
5.850% due 08/15/2045		100	106
SABMiller Holdings, Inc.
0.968% due 08/01/2018		3,600	3,612
Universal Health Services, Inc.
3.750% due 08/01/2019		400	407
Wynn Las Vegas LLC
5.500% due 03/01/2025		700	670
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		400	394

			18,134

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 5.7%
AES Corp.
3.283% due 06/01/2019		$900	$902
AT&T, Inc.
1.212% due 06/30/2020		300	302
2.450% due 06/30/2020		100	98
3.000% due 06/30/2022		400	386
3.400% due 05/15/2025		200	190
4.500% due 05/15/2035		100	92
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		200	202
NextEra Energy Capital Holdings, Inc.
1.339% due 09/01/2015		3,600	3,603
Novatek OAO Via Novatek Finance Ltd.
5.326% due 02/03/2016		800	814
Petrobras Global Finance BV
2.643% due 03/17/2017		1,100	1,080
2.750% due 01/15/2018	EUR	600	644
3.163% due 03/17/2020		$100	95
6.250% due 12/14/2026	GBP	100	140
6.850% due 06/05/2115		$400	332
Sinopec Group Overseas Development Ltd.
1.051% due 04/10/2017		1,600	1,599
Verizon Communications, Inc.
1.816% due 09/15/2016		3,700	3,747
2.036% due 09/14/2018		900	932
5.150% due 09/15/2023		1,100	1,207

			16,365

Total Corporate Bonds & Notes (Cost $75,827)			75,510

U.S. GOVERNMENT AGENCIES 1.8%
Freddie Mac
1.715% due 10/25/2021 (a)		386	31
5.500% due 08/15/2051		400	416
11.643% due 04/15/2044		107	113
Ginnie Mae
3.500% due 07/01/2045		4,500	4,659

Total U.S. Government Agencies (Cost $5,280)			5,219

U.S. TREASURY OBLIGATIONS 18.7%
U.S. Treasury Bonds
3.000% due 11/15/2044		1,500	1,460
3.125% due 08/15/2044		2,400	2,393
U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2022		926	919
0.125% due 01/15/2023		1,332	1,308
0.125% due 07/15/2024		6,078	5,922
0.250% due 01/15/2025		10,188	9,981
0.625% due 07/15/2021		1,155	1,191
1.125% due 01/15/2021 (j)		2,487	2,630
2.000% due 01/15/2026 (l)		3,576	4,098
2.375% due 01/15/2025		502	590
U.S. Treasury Notes
1.875% due 11/30/2021 (j)(l)		5,300	5,261
2.000% due 05/31/2021 (l)		1,300	1,307
2.125% due 09/30/2021 (h)		16,500	16,651

Total U.S. Treasury Obligations (Cost $54,214)			53,711

MORTGAGE-BACKED SECURITIES 10.7%
Banc of America Commercial Mortgage Trust
5.732% due 04/10/2049		80	84

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BCAP LLC Trust
5.250% due 06/26/2036		$716	$610
Bear Stearns Adjustable Rate Mortgage Trust
2.626% due 01/25/2035		34	34
3.119% due 11/25/2034		811	781
Berica ABS SRL
0.321% due 12/31/2055	EUR	837	927
CBA Commercial Small Balance Commercial Mortgage
0.437% due 06/25/2038		$3,052	2,320
Countrywide Alternative Loan Trust
6.000% due 02/25/2037 ^		570	467
6.000% due 05/25/2037 ^		475	393
Countrywide Home Loan Mortgage Pass-Through Trust
2.513% due 02/20/2036		1,012	858
2.680% due 08/25/2034		539	495
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		3,530	3,686
Credit Suisse Mortgage Capital Certificates
0.494% due 12/27/2035		1,473	1,414
First Horizon Alternative Mortgage Securities Trust
2.219% due 06/25/2034		300	295
2.295% due 01/25/2036 ^		554	447
2.312% due 06/25/2036		510	419
First Horizon Mortgage Pass-Through Trust
2.398% due 11/25/2037 ^		3,789	3,284
Granite Mortgages PLC
0.952% due 09/20/2044	GBP	117	183
HarborView Mortgage Loan Trust
1.008% due 11/19/2034		$95	76
IndyMac Mortgage Loan Trust
0.397% due 04/25/2046		3,273	2,599
2.525% due 10/25/2034		54	52
JPMorgan Alternative Loan Trust
0.337% due 07/25/2036		69	69
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047		83	86
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		53	55
Morgan Stanley Capital Trust
5.665% due 04/15/2049		970	1,033
RBSSP Resecuritization Trust
0.435% due 02/26/2037		1,110	1,047
RMAC Securities PLC
0.721% due 06/12/2044	GBP	1,692	2,459
Structured Asset Securities Corp. Trust
5.500% due 09/25/2035		$494	501
Thornburg Mortgage Securities Trust
1.437% due 06/25/2037		143	126
2.019% due 06/25/2037		551	528
Wachovia Bank Commercial Mortgage Trust
5.749% due 07/15/2045		510	528
5.903% due 06/15/2049		3,329	3,520
6.150% due 02/15/2051		240	259
WaMu Mortgage Pass-Through Certificates Trust
0.417% due 04/25/2045		125	119
Wells Fargo Mortgage-Backed Securities Trust
2.616% due 01/25/2035		662	661
2.648% due 06/25/2035		439	451

Total Mortgage-Backed Securities (Cost $28,589)			30,866

ASSET-BACKED SECURITIES 21.4%
Access Group, Inc.
1.577% due 10/27/2025		548	548
ACE Securities Corp Home Equity Loan Trust
0.342% due 08/25/2036		470	394

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.347% due 05/25/2036		$1,469	$1,319
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.907% due 03/25/2035		1,900	1,862
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.567% due 02/25/2036		2,221	1,510
Asset-Backed Funding Certificates Trust
0.347% due 01/25/2037		3,725	2,328
0.407% due 01/25/2037		2,592	1,633
Asset-Backed Securities Corp. Home Equity Loan Trust
0.867% due 07/25/2035		4,263	3,479
Atlas Senior Loan Fund Ltd.
1.476% due 08/18/2025		1,000	995
Avoca CLO PLC
0.348% due 09/15/2021	EUR	250	279
Bear Stearns Asset-Backed Securities Trust
0.387% due 04/25/2037 ^		$713	688
0.677% due 09/25/2035		1,100	972
1.437% due 08/25/2037		237	218
Belle Haven ABS CDO Ltd.
0.639% due 11/03/2044		308	162
0.679% due 11/03/2044		472	248
Benefit Street Partners CLO Ltd.
1.811% due 07/18/2027 (b)		3,000	2,993
Carlyle Global Market Strategies CLO Ltd.
1.395% due 07/15/2025		1,000	992
Citigroup Mortgage Loan Trust, Inc.
0.327% due 08/25/2036		98	88
Countrywide Asset-Backed Certificates
0.327% due 08/25/2037		4,000	3,611
0.327% due 06/25/2047		974	775
0.337% due 12/25/2036		1,097	1,046
0.337% due 04/25/2047		1,468	1,208
0.377% due 06/25/2047		3,928	3,609
5.034% due 07/25/2036		300	234
Countrywide Asset-Backed Certificates Trust
0.445% due 05/25/2036		3	3
0.535% due 05/25/2036		312	303
5.095% due 05/25/2035		800	800
5.197% due 08/25/2035		600	593
Credit-Based Asset Servicing and Securitization LLC
3.998% due 03/25/2037 ^		3,054	1,896
First Franklin Mortgage Loan Trust
0.347% due 04/25/2036		2,569	2,177
0.547% due 10/25/2035		989	925
GoldenTree Loan Opportunities Ltd.
1.427% due 04/25/2025		2,000	1,979
GSAA Home Equity Trust
0.467% due 07/25/2037		2,876	1,079
GSAMP Trust
0.417% due 03/25/2047		2,000	1,349
HSI Asset Securitization Corp. Trust
0.297% due 12/25/2036		2,114	1,015
0.407% due 12/25/2036		764	372
Huntington CDO Ltd.
0.549% due 11/05/2040		346	329
Madison Park Funding Ltd.
1.645% due 01/20/2025		1,000	1,000
MASTR Asset-Backed Securities Trust
0.357% due 10/25/2036		1,042	896
Monroe Capital BSL CLO Ltd.
1.859% due 05/22/2027		1,000	1,001
Morgan Stanley ABS Capital, Inc. Trust
0.327% due 11/25/2036		250	161
0.337% due 10/25/2036		575	399

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Capital, Inc. Trust
0.367% due 03/25/2036		$82	$77
0.477% due 01/25/2036		500	452
Newcastle CDO Ltd.
0.622% due 12/24/2039		92	90
OHA Credit Partners Ltd.
1.395% due 04/20/2025		1,000	992
Option One Mortgage Loan Trust
0.517% due 04/25/2037		4,325	2,654
Residential Asset Securities Corp. Trust
0.647% due 11/25/2035		3,100	2,456
Securitized Asset-Backed Receivables LLC Trust
0.952% due 02/25/2034		592	561
Sierra Madre Funding Ltd.
0.564% due 09/07/2039		1,157	922
0.584% due 09/07/2039		2,670	2,128
Structured Asset Investment Loan Trust
0.547% due 10/25/2035		422	415
Tralee CLO Ltd.
1.625% due 07/20/2026		3,000	2,978
Triaxx Prime CDO Ltd.
0.447% due 10/02/2039		426	337

Total Asset-Backed Securities (Cost $54,374)			61,530

SOVEREIGN ISSUES 15.7%
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2015 (d)	BRL	21,000	6,527
0.000% due 01/01/2016 (d)		9,000	2,704
0.000% due 01/01/2017 (d)		18,000	4,755
0.000% due 07/01/2017 (d)		14,400	3,588
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		3,100	899
10.000% due 01/01/2025		22,800	6,348
Italy Buoni Poliennali Del Tesoro
2.500% due 12/01/2024	EUR	3,200	3,639
4.000% due 02/01/2037		850	1,064
4.750% due 09/01/2044		650	913
5.000% due 03/01/2025		2,200	3,009
5.000% due 09/01/2040		1,500	2,149
New Zealand Government Bond
2.000% due 09/20/2025	NZD	206	139
3.000% due 09/20/2030		816	611
Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	400	250
Slovenia Government International Bond
5.250% due 02/18/2024		$600	657
Spain Government International Bond
2.750% due 10/31/2024	EUR	6,300	7,306
5.150% due 10/31/2044		500	746

Total Sovereign Issues (Cost $53,596)			45,304

		SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Ally Financial, Inc.
8.500% due 05/15/2016 (f)		3,586	95

Total Preferred Securities (Cost $96)			95

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (g) 0.2%
			472

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.027% due 07/23/2015 - 09/24/2015 (c)(l)	$203	$203

Total Short-Term Instruments (Cost $675)		675

Total Investments in Securities (Cost $285,187)		285,464

	SHARES
INVESTMENTS IN AFFILIATES 5.4%

SHORT-TERM INSTRUMENTS 5.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.4%
PIMCO Short-Term Floating NAV Portfolio III	1,569,099	15,562

Total Short-Term Instruments (Cost $15,563)		15,562

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $15,563)	$15,562

Total Investments 104.6% (Cost $300,750)	$301,026

Financial Derivative Instruments (i)(k) 3.2% (Cost or Premiums, net $(1,468))	9,166

Other Assets and Liabilities, net (7.8%)	(22,335)

Net Assets 100.0%	$287,857

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon bond.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$472	Fannie Mae 2.200% due 10/17/2022	$(484)	$472	$472

Total Repurchase Agreements						$(484)	$472	$472

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.420%	06/16/2015	07/08/2015	$(505)	$(505)
	0.420%	06/18/2015	07/08/2015	(1,010)	(1,010)
	0.480%	06/23/2015	07/06/2015	(1,418)	(1,418)
GRE	0.440%	06/17/2015	07/07/2015	(2,936)	(2,937)

Total Reverse Repurchase Agreements					$(5,870)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
GSC	0.330%	06/04/2015	07/06/2015	$(4,949)	$(4,952)

Total Sale-Buyback Transactions					$(4,952)

(2)	The average amount of borrowings outstanding during the period ended June 30, 2015 was $10,038 at a weighted average interest rate of 0.183%.
(3)	Payable for sale-buyback transactions includes $1 of deferred price drop.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	07/01/2045	$7,700	$(7,723)	$(7,654)
Fannie Mae	3.500%	07/01/2045	7,500	(7,787)	(7,715)
Fannie Mae	3.500%	08/01/2045	5,000	(5,120)	(5,130)
Fannie Mae	4.000%	07/01/2045	12,400	(13,212)	(13,121)
Fannie Mae	4.000%	08/01/2045	12,000	(12,676)	(12,670)
Fannie Mae	4.500%	07/01/2045	1,000	(1,085)	(1,080)
Fannie Mae	4.500%	08/13/2045	200	(216)	(216)

Total Short Sales				$(47,819)	$(47,586)

* Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(h)	Securities with an aggregate market value of $10,798 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$0	$(2,933)	$0	$(2,933)	$2,927	$(6)
GRE	0	(2,937)	0	(2,937)	2,927	(10)
SSB	472	0	0	472	(484)	(12)

Master Securities Forward Transaction Agreement
GSC	0	0	(4,952)	(4,952)	4,945	(7)

Total Borrowings and Other Financing Transactions	$472	$(5,870)	$(4,952)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	189	$136	$0	$0
90-Day Eurodollar December Futures	Short	12/2016	278	(258)	7	0
90-Day Eurodollar June Futures	Short	06/2016	61	(17)	1	0
90-Day Eurodollar March Futures	Short	03/2017	46	(9)	1	0
90-Day Eurodollar September Futures	Short	09/2016	50	(18)	1	0
Canada Government 10-Year Bond September Futures	Short	09/2015	35	(27)	0	(67)
Euro-BTP Italy Government Bond September Futures	Long	09/2015	16	(86)	14	(44)
U.S. Treasury 10-Year Note September Futures	Long	09/2015	312	(52)	3	(10)

Total Futures Contracts				$(331)	$27	$(121)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$9,801	$624	$0	$50	$0
CDX.IG-24 5-Year Index	1.000%	06/20/2020	2,600	38	1	0	0

				$662	$1	$50	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.250%	12/16/2016	$	100,800	$(413)	$(40)	$5	$0
Receive	3-Month USD-LIBOR	1.300%	05/06/2017		70,800	(100)	(37)	5	0
Receive	3-Month USD-LIBOR	1.850%	05/18/2017		23,300	(154)	(86)	1	0
Receive	3-Month USD-LIBOR	1.500%	07/01/2017		64,400	(139)	(57)	3	0
Receive	3-Month USD-LIBOR	1.500%	12/16/2017		23,500	(125)	(13)	2	0
Receive	3-Month USD-LIBOR	1.750%	12/16/2018		26,300	(155)	(36)	6	0
Receive	3-Month USD-LIBOR	2.000%	12/16/2019		11,300	(86)	(34)	3	0
Receive	3-Month USD-LIBOR	2.000%	12/16/2020		48,300	17	(193)	14	0
Receive	3-Month USD-LIBOR	2.250%	12/16/2022		31,900	134	(22)	2	0
Receive	3-Month USD-LIBOR	2.500%	12/16/2025		23,700	192	(142)	16	0
Receive	6-Month EUR-EURIBOR	0.430%	12/11/2019	EUR	1,000	(3)	(2)	0	(3)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025		19,450	965	1,313	0	(224)
Receive	6-Month GBP-LIBOR	2.050%	09/23/2019	GBP	600	(21)	(19)	0	(4)
Receive	6-Month GBP-LIBOR	1.650%	01/22/2020		2,100	(13)	2	0	(15)
Receive	6-Month GBP-LIBOR	2.000%	03/18/2022		3,700	(51)	(15)	0	(43)
Pay	28-Day MXN-TIIE	5.700%	01/18/2019	MXN	9,000	17	(4)	2	0
Pay	28-Day MXN-TIIE	5.470%	04/26/2019		3,800	5	5	1	0
Pay	28-Day MXN-TIIE	5.145%	04/02/2020		17,800	(6)	11	6	0
Pay	28-Day MXN-TIIE	5.430%	06/12/2020		41,200	10	9	14	0
Pay	28-Day MXN-TIIE	7.500%	06/02/2021		15,000	96	(25)	7	0
Pay	28-Day MXN-TIIE	5.430%	11/17/2021		6,600	(8)	(6)	3	0
Pay	28-Day MXN-TIIE	7.740%	05/29/2024		23,000	15	(24)	9	0
Pay	28-Day MXN-TIIE	7.650%	05/30/2024		97,500	43	30	39	0
Pay	28-Day MXN-TIIE	5.980%	08/26/2024		5,700	(7)	(13)	4	0
Pay	28-Day MXN-TIIE	5.861%	03/25/2025		20,500	(47)	(47)	14	0
Pay	28-Day MXN-TIIE	5.890%	03/26/2025		30,000	(64)	(66)	20	0
Pay	28-Day MXN-TIIE	6.530%	06/05/2025		2,300	2	2	2	0
Pay	28-Day MXN-TIIE	6.360%	06/09/2025		18,000	0	0	12	0
Pay	28-Day MXN-TIIE	7.635%	06/09/2025		5,600	(1)	(1)	2	0
Pay	28-Day MXN-TIIE	6.495%	06/16/2025		12,500	8	8	9	0

						$111	$498	$201	$(289)

Total Swap Agreements						$773	$499	$251	$(289)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(j)	Securities with an aggregate market value of $2,564 and cash of $5,213 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$27	$261	$288	$0	$(121)	$(289)	$(410)

(1)	Unsettled variation margin asset of $10 for closed swap agreements is outstanding at period end.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2015		KRW	1,127,061	$		1,014	$6	$0
	07/2015		MXN	33,046			2,156	54	0
	07/2015	$		508		KRW	563,531	0	(3)
	09/2015		HKD	280	$		36	0	0
	05/2016		BRL	6,591			1,879	0	(37)
	06/2016		EUR	7,597			10,403	1,872	0
	06/2016	$		8,329		EUR	7,597	278	(76)

BPS	07/2015		BRL	5,125	$		1,651	3	0
	07/2015		JPY	1,247,775			10,098	0	(97)
	07/2015		MXN	3,546			229	3	0
	07/2015	$		1,652		BRL	5,125	0	(3)
	07/2015			5,491		MXN	85,148	0	(75)
	08/2015			1,633		BRL	5,125	0	(3)
	10/2015		BRL	7,000	$		2,792	614	0
	01/2016			4,000			1,554	346	0
	01/2017			5,000			1,817	454	0
	07/2017			7,400			2,540	612	0

BRC	06/2016		EUR	1,536			2,112	387	0

CBK	07/2015		AUD	3,640			2,775	0	(33)
	07/2015		BRL	9,470			3,052	6	0
	07/2015	$		2,987		BRL	9,470	59	0
	07/2015			401		EUR	361	3	(1)
	07/2015			151		MXN	2,334	0	(3)
	09/2015			4,119			65,117	0	(2)
	05/2016		BRL	10,428	$		2,987	0	(46)

DUB	07/2015		KRW	3,319,400			3,065	102	0
	10/2015		BRL	4,000			1,533	288	0
	02/2016		EUR	1,350			1,817	306	0
	06/2016			981			1,292	199	(9)
	06/2016	$		1,326		EUR	981	0	(224)
	10/2016		JPY	120,988	$		1,710	708	0

FBF	07/2015	$		111		MXN	1,696	0	(3)
	10/2015		BRL	10,000	$		3,743	631	0

GLM	07/2015		EUR	22,944			25,081	0	(498)
	07/2015		INR	17,036		EUR	239	0	(1)
	07/2015		NZD	1,166	$		828	38	0
	07/2015	$		302		GBP	190	0	(4)
	07/2015			10,096		JPY	1,247,775	99	0
	08/2015		CHF	113	$		121	0	0
	08/2015		JPY	969,475			7,837	0	(87)

HUS	07/2015		BRL	9,715			3,035	0	(90)
	07/2015		MXN	3,107			202	4	0
	07/2015	$		3,131		BRL	9,716	0	(7)

JPM	07/2015		CAD	723	$		579	0	0
	07/2015		EUR	6,278			7,037	41	(3)
	07/2015		GBP	4,750			7,293	0	(171)
	07/2015		INR	18,176		EUR	255	0	(1)
	07/2015	$		362			319	0	(7)
	05/2016		BRL	9,007	$		2,555	0	(64)

MSB	07/2015			1,994			643	1	0
	07/2015	$		619		BRL	1,994	22	0
	07/2015			27,973		EUR	24,997	0	(106)
	08/2015		EUR	24,997	$		27,985	105	0
	08/2015		SAR	534			142	0	0
	08/2015	$		142		SAR	534	0	0
	05/2016		BRL	2,213	$		628	0	(15)
	06/2016		EUR	2,157			2,967	545	0
	06/2016	$		2,346		EUR	2,157	76	0
	01/2017		BRL	4,000	$		1,452	362	0

NAB	06/2016		EUR	4,573			6,279	1,143	0
	06/2016	$		2,517		EUR	2,322	92	0
	07/2016		EUR	3,919	$		5,317	909	0
	07/2016	$		4,308		EUR	3,919	100	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
SCX	07/2015		BRL	3,376	$		1,088	$2	$0
	07/2015		EUR	494		INR	35,212	3	0
	07/2015		KRW	1,453,186	$		1,306	9	0
	07/2015		MXN	33,834			2,170	19	0
	07/2015	$		1,112		BRL	3,376	0	(26)
	09/2015			2,158		MXN	33,834	0	(19)

UAG	07/2015		GBP	55	$		84	0	(3)
	07/2015		MXN	15,645			1,020	25	0
	07/2015		SGD	1,944			1,454	11	0
	07/2015	$		4,007		EUR	3,545	0	(54)
	07/2015			7,246		GBP	4,615	6	0
	08/2015		GBP	4,615	$		7,244	0	(5)
	01/2016		BRL	5,000			1,930	421	0
	01/2017			9,000			3,240	786	0
	07/2017			7,000			2,466	642	0

Total Forward Foreign Currency Contracts								$12,392	$(1,776)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC USD versus JPY	JPY	123.500	08/24/2015	$	2,900	$29	$26

BRC	Call - OTC USD versus CNH	CNH	6.500	02/02/2016		125	3	0
	Call - OTC USD versus CNH		7.500	02/02/2016		125	1	0

CBK	Call - OTC USD versus CNH		6.400	02/02/2016		130	3	1

FBF	Call - OTC USD versus CNH		7.400	02/02/2016		130	1	0

GLM	Call - OTC USD versus SAR	SAR	3.756	08/05/2015		1,200	2	0

JPM	Call - OTC USD versus CNH	CNH	6.400	02/02/2016		1,805	49	8
	Call - OTC USD versus CNH		7.400	02/02/2016		1,805	11	1

MSB	Call - OTC USD versus SAR	SAR	3.759	07/30/2015		400	1	0

UAG	Call - OTC USD versus CNH	CNH	6.500	02/02/2016		1,810	38	6
	Call - OTC USD versus CNH		7.500	02/02/2016		1,810	10	1

							$148	$43

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.950%	12/01/2015	$	7,600	$8	$9

DUB	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.950%	12/01/2015		4,700	5	6
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.950%	12/16/2015		36,500	41	47
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750%	10/27/2017		5,600	279	280
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750%	11/27/2017		4,300	215	221

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.950%	12/01/2015		44,400	49	56

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.950%	12/01/2015		22,200	22	28
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.950%	01/06/2016		29,600	33	38
	Put - OTC 3-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.900%	02/04/2016		52,700	124	114
	Put - OTC 3-Year Interest Rate Swap (Effective 02/22/2019)	3-Month USD-LIBOR	Receive	2.900%	02/18/2016		51,800	135	119

								$911	$918

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Market Value
GLM	Call - OTC 2-Year Interest Rate Floor	1.180%	3-Month USD-LIBOR	11/24/2015	$	4,500	$11	$1

Total Purchased Options							$1,070	$962

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.800%	07/15/2015	EUR	2,000	$(4)	$(4)

BRC	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.800%	07/15/2015		1,500	(2)	(3)

CBK	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.800%	07/15/2015		2,000	(3)	(4)

GST	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.800%	07/15/2015		1,900	(2)	(4)

JPM	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.800%	07/15/2015		3,500	(5)	(7)
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.950%	08/19/2015		2,700	(5)	(5)

							$(21)	$(27)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC EUR versus USD	$	1.074	08/10/2015	EUR	3,800	$(29)	$(26)
	Call - OTC EUR versus USD		1.150	08/10/2015		3,800	(52)	(25)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$	217	(5)	(1)
	Call - OTC USD versus BRL		3.960	03/10/2016		300	(10)	(5)
	Put - OTC USD versus JPY	JPY	117.500	08/24/2015		2,900	(14)	(7)
	Call - OTC USD versus JPY		127.500	08/24/2015		2,900	(11)	(6)

BPS	Put - OTC EUR versus AUD	AUD	1.410	09/28/2015	EUR	2,563	(20)	(30)
	Call - OTC EUR versus AUD		1.490	09/28/2015		2,563	(38)	(36)

BRC	Call - OTC USD versus CNH	CNH	7.000	02/02/2016	$	250	(3)	0

FBF	Call - OTC USD versus BRL	BRL	3.620	09/10/2015		905	(20)	(3)
	Call - OTC USD versus CNH	CNH	6.900	02/02/2016		260	(3)	0

GLM	Call - OTC USD versus MXN	MXN	16.000	07/30/2015		3,800	(21)	(21)

JPM	Call - OTC USD versus BRL	BRL	3.960	03/10/2016		822	(26)	(13)
	Call - OTC USD versus CNH	CNH	6.900	02/02/2016		3,610	(38)	(3)

UAG	Call - OTC USD versus CNH		7.000	02/02/2016		3,620	(33)	(3)

							$(323)	$(179)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016	$	900	$(2)	$(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2015		2,500	(27)	(15)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		4,600	(56)	(44)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.460%	11/27/2017		4,600	(84)	(64)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.525%	11/27/2017		5,900	(122)	(76)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	11/27/2017		7,600	(132)	(96)

GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	07/13/2015		2,600	(8)	(9)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		9,200	(130)	(88)

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016		51,800	(109)	(111)
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2018)	3-Month USD-LIBOR	Pay	2.495%	02/18/2016		51,800	(109)	(120)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		10,600	(77)	(20)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		10,600	(73)	(52)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.530%	02/29/2016		7,800	(96)	(5)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	10/27/2017		23,600	(404)	(282)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	07/24/2015		6,600	(66)	(163)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000%	12/16/2015		7,900	(96)	(33)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750%	01/06/2016		6,400	(72)	(14)

RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		13,900	(264)	(13)

								$(1,927)	$(1,207)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Call - OTC 2-Year Interest Rate Floor	0.850%	3-Month USD-LIBOR	11/24/2015	$9,000	$(11)	$(1)

Total Written Options						$(2,282)	$(1,414)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	24	$182,375	AUD	8,725	EUR	24,000	GBP	8,600	$(2,699)
Sales	358	238,624		5,600		55,696		0	(2,080)
Closing Buys	(234)	(118,015)		(5,600)		(21,061)		0	1,881
Expirations	(124)	(44,200)		(4,635)		(24,609)		(5,100)	487
Exercised	(24)	(1,300)		(4,090)		(7,700)		(3,500)	129

Balance at End of Period	0	$257,484	AUD	0	EUR	26,326	GBP	0	$(2,282)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.207%	$	500	$9	$(4)	$5	$0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.502%		1,100	20	0	20	0
	Brazil Government International Bond	1.000%	12/20/2016	1.302%		200	(3)	2	0	(1)
	China Government International Bond	1.000%	03/20/2019	0.648%		200	1	2	3	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	3.392%		1,000	(14)	9	0	(5)
	General Electric Capital Corp.	1.000%	09/20/2015	0.121%		1,400	13	(10)	3	0
	HSBC Bank PLC	1.000%	03/20/2019	0.574%	EUR	1,000	18	0	18	0
	Italy Government International Bond	1.000%	06/20/2019	1.134%	$	2,100	(38)	28	0	(10)
	Mexico Government International Bond	1.000%	12/20/2018	0.994%		2,200	4	(3)	1	0
	Russia Government International Bond	1.000%	09/20/2015	2.462%		600	(3)	1	0	(2)
	Sprint Communications, Inc.	5.000%	12/20/2019	4.001%		200	10	(2)	8	0

BPS	Berkshire Hathaway, Inc.	1.000%	06/20/2016	0.182%		800	14	(7)	7	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2017	0.303%		1,500	37	(13)	24	0
	China Government International Bond	1.000%	12/20/2019	0.787%		100	1	0	1	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.121%		1,400	13	(10)	3	0
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.222%		900	9	(7)	2	0

BRC	China Government International Bond	1.000%	03/20/2019	0.648%		2,600	10	24	34	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.121%		700	6	(4)	2	0
	Italy Government International Bond	1.000%	09/20/2019	1.166%		300	0	(2)	0	(2)
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.222%		1,100	11	(9)	2	0
	MetLife, Inc.	1.000%	09/20/2019	0.558%		600	11	0	11	0
	Spain Government International Bond	1.000%	03/20/2019	0.860%		200	(2)	3	1	0

CBK	Brazil Government International Bond	1.000%	12/20/2016	1.302%		200	(3)	2	0	(1)
	Brazil Government International Bond	1.000%	03/20/2017	1.476%		300	(3)	1	0	(2)
	Brazil Government International Bond	1.000%	09/20/2017	1.710%		1,900	(4)	(25)	0	(29)
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	3.392%		700	(8)	4	0	(4)
	MetLife, Inc.	1.000%	06/20/2016	0.141%		200	3	(1)	2	0
	Portugal Government International Bond	1.000%	03/20/2016	0.686%		1,300	(8)	11	3	0
	Sprint Communications, Inc.	5.000%	12/20/2019	4.001%		4,000	202	(38)	164	0
	Teck Resources Ltd.	1.000%	09/20/2019	2.861%		200	(3)	(11)	0	(14)

DUB	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.207%		1,300	23	(10)	13	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2018	0.402%		300	8	(3)	5	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2020	0.713%		400	(5)	11	6	0
	Brazil Government International Bond	1.000%	03/20/2016	0.841%		100	0	0	0	0
	Brazil Government International Bond	1.000%	12/20/2016	1.302%		500	(7)	5	0	(2)
	Ford Motor Co.	5.000%	03/20/2019	0.761%		200	37	(6)	31	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.121%		1,500	14	(11)	3	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.158%		1,800	27	(12)	15	0
	HSBC Bank PLC	1.000%	03/20/2019	0.574%	EUR	400	6	1	7	0
	Italy Government International Bond	1.000%	03/20/2019	1.096%	$	200	(4)	3	0	(1)
	Italy Government International Bond	1.000%	06/20/2019	1.134%		4,000	0	(19)	0	(19)
	Italy Government International Bond	1.000%	09/20/2019	1.166%		2,600	6	(23)	0	(17)
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.222%		1,700	16	(13)	3	0
	MetLife, Inc.	1.000%	03/20/2019	0.490%		2,000	14	24	38	0
	Mexico Government International Bond	1.000%	12/20/2018	0.994%		200	0	0	0	0
	Spain Government International Bond	1.000%	06/20/2016	0.414%		1,700	23	(13)	10	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	JPMorgan Chase & Co.	1.000%	09/20/2015	0.222%	$	1,400	$13	$(10)	$3	$0
	Mexico Government International Bond	1.000%	12/20/2018	0.994%		100	0	0	0	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.585%		100	2	0	2	0
	Wells Fargo & Co.	1.000%	09/20/2017	0.227%		600	13	(2)	11	0

GST	Berkshire Hathaway, Inc.	1.000%	09/20/2017	0.303%		300	7	(2)	5	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2018	0.425%		1,300	37	(13)	24	0
	Brazil Government International Bond	1.000%	03/20/2016	0.841%		200	0	0	0	0
	Citigroup, Inc.	1.000%	03/20/2019	0.635%		500	5	2	7	0
	Continental Resources, Inc.	1.000%	06/20/2016	1.000%		4,500	58	(57)	1	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	3.392%		800	(9)	5	0	(4)
	MetLife, Inc.	1.000%	09/20/2019	0.558%		300	6	0	6	0
	Portugal Government International Bond	1.000%	12/20/2015	0.685%		800	(3)	4	1	0
	Portugal Government International Bond	1.000%	03/20/2016	0.686%		900	(5)	7	2	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.585%		200	4	0	4	0
	Spain Government International Bond	1.000%	03/20/2019	0.860%		300	(3)	5	2	0

HUS	Italy Government International Bond	1.000%	06/20/2017	0.766%		4,100	41	(21)	20	0
	Italy Government International Bond	1.000%	03/20/2019	1.096%		300	(6)	5	0	(1)
	Mexico Government International Bond	1.000%	12/20/2016	0.647%		500	6	(3)	3	0
	Mexico Government International Bond	1.000%	12/20/2018	0.994%		1,000	1	(1)	0	0

JPM	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.207%		500	9	(4)	5	0
	Ford Motor Co.	5.000%	03/20/2019	0.761%		200	37	(6)	31	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	3.392%		200	(2)	1	0	(1)
	HSBC Bank PLC	1.000%	03/20/2019	0.574%	EUR	3,800	64	4	68	0
	Qatar Government International Bond	1.000%	06/20/2019	0.421%	$	1,000	21	2	23	0

MYC	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.207%		500	9	(4)	5	0
	California State General Obligation Bonds, Series 2003	1.000%	09/20/2024	1.070%		100	1	(2)	0	(1)
	General Electric Capital Corp.	1.000%	09/20/2015	0.121%		900	8	(6)	2	0
	Italy Government International Bond	1.000%	03/20/2019	1.096%		200	(4)	3	0	(1)
	Mexico Government International Bond	1.000%	12/20/2016	0.647%		200	3	(2)	1	0

							$774	$(220)	$671	$(117)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$	2,313	$(457)	$25	$0	$(432)
	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019		300	40	(2)	38	0

BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046		1,690	(334)	19	0	(315)

CBK	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019		200	27	(2)	25	0

MYC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046		1,690	(338)	22	0	(316)

						$(1,062)	$62	$63	$(1,063)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	80	$0	$5	$5	$0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		10	0	(1)	0	(1)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	4,400	8	(26)	0	(18)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		1,400	(3)	(1)	0	(4)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		1,000	0	(1)	0	(1)
	Pay	3-Month EUR-EXT-CPI Index	0.710%	01/29/2020	EUR	2,000	(2)	40	38	0

BPS	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	40	0	2	2	0
	Pay	1-Year BRL-CDI	11.160%	01/04/2021	BRL	34,500	(66)	(377)	0	(443)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		15,600	(3)	(36)	0	(39)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		1,300	1	(2)	0	(1)
	Pay	3-Month EUR-EXT-CPI Index	0.700%	01/30/2020	EUR	2,300	0	45	45	0

CBK	Pay	1-Month GBP-UKRPI	3.400%	06/15/2030	GBP	50	0	0	0	0
	Pay	1-Year BRL-CDI	12.230%	01/04/2021	BRL	1,000	0	(1)	0	(1)
	Pay	3-Month EUR-EXT-CPI Index	0.990%	03/31/2020	EUR	1,600	0	15	15	0

DUB	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	6,300	10	(36)	0	(26)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		2,700	9	(27)	0	(18)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		1,500	0	(4)	0	(4)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		11,000	12	(17)	0	(5)

FBF	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044	GBP	120	0	7	7	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		32	0	0	0	0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		10	0	(1)	0	(1)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	12,500	20	(72)	0	(52)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		4,800	9	(11)	0	(2)

GLM	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030	GBP	940	0	(37)	0	(37)
	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	5,200	0	(30)	0	(30)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		2,100	3	(4)	0	(1)
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/26/2020	EUR	2,100	(8)	44	36	0
	Pay	3-Month EUR-EXT-CPI Index	0.660%	01/30/2020		4,700	0	103	103	0
	Pay	3-Month EUR-EXT-CPI Index	0.993%	03/30/2020		5,100	(1)	49	48	0

HUS	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	5,300	2	(33)	0	(31)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		5,000	(6)	(7)	0	(13)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		1,000	1	(1)	0	0
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019	MXN	20,000	18	19	37	0
	Pay	28-Day MXN-TIIE	7.650%	05/30/2024		16,500	1	6	7	0

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	100	1	4	5	0

MYC	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		90	0	6	6	0
	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	5,400	1	(33)	0	(32)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		8,500	22	(43)	0	(21)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		2,100	1	(2)	0	(1)

UAG	Pay	1-Year BRL-CDI	12.055%	01/04/2021		900	2	(4)	0	(2)

							$32	$(462)	$354	$(784)

Total Swap Agreements							$(256)	$(620)	$1,088	$(1,964)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(l)	Securities with an aggregate market value of $1,656 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$2,210	$26	$139	$2,375	$(116)	$(131)	$(474)	$(721)	$1,654	$(1,650)	$4
BPS	2,032	0	84	2,116	(178)	(70)	(483)	(731)	1,385	(1,568)	(183)
BRC	387	0	50	437	0	(3)	(317)	(320)	117	(98)	19
CBK	68	10	209	287	(85)	(4)	(51)	(140)	147	(270)	(123)
DUB	1,603	554	131	2,288	(233)	(236)	(92)	(561)	1,727	(2,080)	(353)
FBF	631	0	23	654	(3)	(3)	(55)	(61)	593	(610)	(17)
GLM	137	57	187	381	(590)	(119)	(68)	(777)	(396)	446	50
GST	0	0	52	52	0	(4)	(4)	(8)	44	0	44
HUS	4	0	67	71	(97)	0	(45)	(142)	(71)	0	(71)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
JPM	$41	$9	$132	$182	$(246)	$(28)	$(1)	$(275)	$(93)	$335	$242
MSB	1,111	0	0	1,111	(121)	0	0	(121)	990	(990)	0
MYC	0	299	14	313	0	(800)	(372)	(1,172)	(859)	813	(46)
NAB	2,244	0	0	2,244	0	0	0	0	2,244	(2,220)	24
RYL	0	0	0	0	0	(13)	0	(13)	(13)	31	18
SCX	33	0	0	33	(45)	0	0	(45)	(12)	31	19
UAG	1,891	7	0	1,898	(62)	(3)	(2)	(67)	1,831	(1,790)	41

Total Over the Counter	$12,392	$962	$1,088	$14,442	$(1,776)	$(1,414)	$(1,964)	$(5,154)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$27	$27
Swap Agreements	0	50	0	0	211	261

	$0	$50	$0	$0	$238	$288

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,392	$0	$12,392
Purchased Options	0	0	0	43	919	962
Swap Agreements	0	734	0	0	354	1,088

	$0	$734	$0	$12,435	$1,273	$14,442

	$0	$784	$0	$12,435	$1,511	$14,730

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$121	$121
Swap Agreements	0	0	0	0	289	289

	$0	$0	$0	$0	$410	$410

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,776	$0	$1,776
Written Options	0	27	0	179	1,208	1,414
Swap Agreements	0	1,180	0	0	784	1,964

	$0	$1,207	$0	$1,955	$1,992	$5,154

	$0	$1,207	$0	$1,955	$2,402	$5,564

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(37)	$(37)
Written Options	0	0	71	0	147	218
Futures	0	0	0	0	808	808
Swap Agreements	0	40	0	0	(4,136)	(4,096)

	$0	$40	$71	$0	$(3,218)	$(3,107)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,381	$0	$2,381
Purchased Options	0	2	0	12	1,189	1,203
Written Options	0	62	0	312	(600)	(226)
Swap Agreements	0	771	0	14	95	880

	$0	$835	$0	$2,719	$684	$4,238

	$0	$875	$71	$2,719	$(2,534)	$1,131

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(8)	$(8)
Written Options	0	0	(13)	0	0	(13)
Futures	0	0	0	0	(257)	(257)
Swap Agreements	0	0	0	0	2,139	2,139

	$0	$0	$(13)	$0	$1,874	$1,861

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,789	$0	$2,789
Purchased Options	0	(3)	0	(151)	(196)	(350)
Written Options	0	(29)	0	205	475	651
Swap Agreements	0	(219)	0	0	(206)	(425)

	$0	$(251)	$0	$2,843	$73	$2,665

	$0	$(251)	$(13)	$2,843	$1,947	$4,526

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$12,554	$0	$12,554
Corporate Bonds & Notes
Banking & Finance	0	41,011	0	41,011
Industrials	0	18,134	0	18,134
Utilities	0	16,365	0	16,365
U.S. Government Agencies	0	4,803	416	5,219
U.S. Treasury Obligations	0	53,711	0	53,711
Mortgage-Backed Securities	0	30,866	0	30,866
Asset-Backed Securities	2,993	58,537	0	61,530
Sovereign Issues	0	45,304	0	45,304
Preferred Securities
Banking & Finance	0	95	0	95
Short-Term Instruments
Repurchase Agreements	0	472	0	472
U.S. Treasury Bills	0	203	0	203
	$2,993	$282,055	$416	$285,464

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	15,562	0	0	15,562

Total Investments	$18,555	$282,055	$416	$301,026

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(47,586)	$0	$(47,586)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	27	251	0	278
Over the counter	0	14,441	1	14,442
	$27	$14,692	$1	$14,720

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(121)	(289)	0	(410)
Over the counter	(5)	(5,149)	0	(5,154)
	$(126)	$(5,438)	$0	$(5,564)

Totals	$18,456	$243,723	$417	$262,596

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	23

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Unconstrained Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor and Class M. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class, Administrative Class, and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

(for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans, assignments of all or a portion of loans from

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

third parties, or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2015, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises   The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2015 (amounts in thousands†):

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$10	$0	$(10)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

Investments in PIMCO Short-Term Floating NAV III Portfolio

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$21,120	$102,225	$(107,800)	$(107)	$124	$15,562	$26	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and

Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  The Portfolio may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an interest rate-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an interest rate-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the trade agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

SEMIANNUAL REPORT	JUNE 30, 2015	37

Notes to Financial Statements (Cont.)

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.60%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.30%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries, administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$609,869	$656,476	$63,741	$25,754

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	66	$699	10	$99
Administrative Class	2,348	24,656	10,144	105,707
Advisor Class	356	3,735	567	5,930
Class M	19	191	1	15
Issued as reinvestment of distributions
Institutional Class	0	4	1	7
Administrative Class	153	1,603	417	4,356
Advisor Class	3	33	2	26
Class M	0	1	0	0
Cost of shares redeemed
Institutional Class	(15)	(162)	(59)	(617)
Administrative Class	(3,461)	(36,339)	(22,423)	(234,441)
Advisor Class	(129)	(1,352)	(137)	(1,442)
Class M	(1)	(11)	0	0
Net increase (decrease) resulting from Portfolio share transactions	(661)	$(6,942)	(11,477)	$(120,360)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2015, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 80% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total

SEMIANNUAL REPORT	JUNE 30, 2015	39

Notes to Financial Statements (Cont.)

June 30, 2015 (Unaudited)

Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$300,872	$10,502	$(10,348)	$154

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

40	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BOS	Banc of America Securities LLC	GSC	Goldman Sachs & Co.	NAB	National Australia Bank Ltd.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	GRE	RBS Securities, Inc.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso
BRL	Brazilian Real	HKD	Hong Kong Dollar	NZD	New Zealand Dollar
CAD	Canadian Dollar	INR	Indian Rupee	SAR	Saudi Riyal
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	USD (or $)	United States Dollar
EUR	Euro

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	UKRPI	United Kingdom Retail Price Index
CDX.HY	Credit Derivatives Index - High Yield	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate

SEMIANNUAL REPORT	JUNE 30, 2015	41

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

42	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT79SAR_063015

Your Global Investment Authority

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2015

PIMCO Unconstrained Bond Portfolio

Share Class

■	M

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2015. On the following pages are specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Over the reporting period, investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the reporting period. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates. In general, longer-maturity global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the period on a weaker note.

The U.S. economy continued to show signs of strength. First quarter 2015 gross domestic product (“GDP”) was revised up to show a more modest decline than previously reported, while other data suggested the U.S. economy is improving after a brief winter downturn. As a result, a healthier labor market, an improving outlook for consumer spending, and modest rebound in oil prices led to a sell-off in the benchmark ten-year U.S. Treasury, causing the yield to rise compared to the beginning of the reporting period. Yields on shorter-maturity U.S. Treasuries declined modestly, as investors continued to debate when the Federal Reserve (“Fed”) would begin raising its benchmark interest rate. As such, lingering uncertainty about the start and pace of a potential Fed interest rate hike also led to softness in the U.S. dollar rally, which declined after experiencing a strong rally that began in 2014.

Volatility in Eurozone markets increased during the second half of the reporting period despite gradual improvement in the underlying economies. After falling to an all-time low of 0.07% on April 17, 2015, the ten-year German Bund yield increased nearly 100 basis points before settling at 0.76% at the end of the reporting period. The rise in yield was caused by several fundamental factors that played a role, such as better economic activity, easing credit conditions and a modest uptick in consumer prices, which led to a reduction in deflationary fears. Technical factors also exacerbated the size and speed of the move in the German Bund yield. The debt crisis in Greece added to investor uncertainty, which continues to be a concern outside of the reporting period as events remain fluid.

Finally, market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times, while ongoing challenges in the banking sector and property market led the Chinese government to recapitalize local government financing entities. Chinese equities were most volatile during the latter part of the period, as thousands of newly opened stock trading accounts first sent the Shanghai Composite soaring before the index corrected by the end of June 2015.

Highlights of the financial markets during our six-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.03% for the reporting period as intermediate- and longer-maturity yields rose. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 0.34% over the reporting period. U.S. TIPS were supported by a steeper real yield curve in which short maturity interest rates declined, while longer maturity interest rates rose. U.S. TIPS slightly outperformed nominal U.S. Treasuries, as breakeven inflation levels, a proxy for inflation expectations, moved higher as the effect of lower oil prices rolled off. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 1.56% over the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 0.30% over the reporting period. Non-Agency MBS prices were flat to modestly higher and the sector continued to benefit from limited new issue supply and strong investor demand. Underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.78% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. Heightened volatility surrounding Greece’s bailout discussions also played a role in pushing spreads wider.

■

Global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, returned 2.34%. The energy sector, which weighed on high yield returns in 2014 due to declining oil prices, led the asset class higher during the first half of 2015, despite weakness during June 2015. Overall, high yield spreads and yields remained relatively unchanged since the beginning of 2015.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.76% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 4.88% over the period. Idiosyncratic forces remained a dominant theme over the period. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. The Russian ruble continued its recovery from 2014 weakness before stumbling towards the end of the period as European Union sanctions were extended.

■

U.S. equities, as represented by the S&P 500 Index, returned 1.23% and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 5.52% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 2.95% over the same period. Headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth, and declining Chinese equities late in the reporting period were contributing factors in EM equity underperformance relative to developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 20, 2015

SEMIANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Unconstrained Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, operational risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO VARIABLE INSURANCE TRUST

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and

Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

SEMIANNUAL REPORT	JUNE 30, 2015	5

PIMCO Unconstrained Bond Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Class M commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	25.1%
Asset-Backed Securities	20.4%
U.S. Treasury Obligations	17.8%
Sovereign Issues	15.1%
Mortgage-Backed Securities	10.3%
Short-Term Instruments‡	5.4%
Other	5.9%
†	% of Investments, at value as of 06/30/15

‡	Includes Central Funds used for Cash Management Purposes

Cumulative Total Return for the period ended June 30, 2015
	6 Months*	Class Inception (10/31/2014)
PIMCO Unconstrained Bond Portfolio Class M	0.73%	0.55%
3 Month USD LIBOR Index±	0.13%	0.17%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.350% for Class M shares.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/15)	$1,000.00	$1,000.00
Ending Account Value (06/30/15)	$1,007.30	$1,017.95
Expenses Paid During Period†	$6.73	$6.77
Net Annualized Expense Ratio††	1.36%	1.36%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Investment Objective and Strategy Overview

»

The PIMCO Unconstrained Bond Portfolio seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»

U.S. government and rates positioning detracted from performance over the period driven by negative duration (or sensitivity to changes in market interest rates) positioning as U.S. Treasuries posted positive total returns.

»	Exposure to emerging markets was net negative, driven primarily by long local rate exposure in Brazil and Mexico as rates in these countries increased over the reporting period.

»	Short positioning in the euro and the Japanese yen contributed positively to performance as these currencies depreciated against the U.S. dollar over the reporting period.

»	Exposure to non-agency mortgages added to performance as the price performance of non-agency mortgages generally increased over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Unconstrained Bond Portfolio

Selected Per Share Data for the Year or Period Ended:	06/30/2015+		10/31/2014- 12/31/2014

Class M
Net asset value beginning of year or period	$10.45		$10.49
Net investment income(a)	0.13		0.04
Net realized/unrealized gain (loss)	(0.05)		(0.06)
Total from Investment Operations	0.08		(0.02)
Dividends from net investment income	(0.05)		(0.02)
Total distributions	(0.05)		(0.02)
Net asset value end of year or period	$10.48		$10.45
Total return	0.73%		(0.17)%
Net assets end of year or period (000s)	$195		$15
Ratio of expenses to average net assets	1.36	%*	1.35%*
Ratio of expenses to average net assets excluding waivers	1.36	%*	1.35%*
Ratio of expenses to average net assets excluding interest expense	1.35	%*	1.35%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.35	%*	1.35%*
Ratio of net investment income to average net assets	2.42	%*	2.42%*
Portfolio turnover rate	229%		255%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	7

Statement of Assets and Liabilities PIMCO Unconstrained Bond Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2015

Assets:
Investments, at value
Investments in securities*	$285,464
Investments in Affiliates	15,562
Financial Derivative Instruments
Exchange-traded or centrally cleared	288
Over the counter	14,442
Cash	3
Deposits with counterparty	5,213
Foreign currency, at value	854
Receivable for Investments sold~	78,595
Receivable for Portfolio shares sold	33
Interest and dividends receivable	1,761
Dividends receivable from Affiliates	1
Total Assets	402,216

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$5,870
Payable for sale-buyback transactions	4,952
Payable for short sales	47,586
Financial Derivative Instruments
Exchange-traded or centrally cleared	410
Over the counter	5,154
Payable for investments purchased~	38,439
Payable for investments in Affiliates purchased	1
Deposits from counterparty	11,576
Payable for Portfolio shares redeemed	108
Accrued investment advisory fees	141
Accrued supervisory and administrative fees	70
Accrued distribution fees	1
Accrued servicing fees	34
Accrued reimbursement to PIMCO	14
Other liabilities	3
Total Liabilities	114,359

Net Assets	$287,857

Net Assets Consist of:
Paid in capital	$275,557
Undistributed net investment income	3,611
Accumulated undistributed net realized (loss)	(2,732)
Net unrealized appreciation	11,421
$287,857

Net Assets:
Institutional Class	$916
Administrative Class	279,510
Advisor Class	7,236
Class M	195

Shares Issued and Outstanding:
Institutional Class	87
Administrative Class	26,659
Advisor Class	690
Class M	19

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.48
Administrative Class	10.48
Advisor Class	10.48
Class M	10.48

Cost of Investments in securities	$285,187
Cost of Investments in Affiliates	$15,563
Cost of Foreign Currency Held	$857
Proceeds Received on Short Sales	$47,819
Cost or Premiums of Financial Derivative Instruments, net	$(1,468)

* Includes repurchase agreements of:	$472

~	A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Unconstrained Bond Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2015

Investment Income:
Interest	$4,895
Dividends	9
Dividends from Investments in Affiliates	26
Total Income	4,930

Expenses:
Investment advisory fees	865
Supervisory and administrative fees	432
Servicing fees - Administrative Class	211
Distribution and/or servicing fees - Advisor Class	7
Trustee fees	2
Interest expense	17
Miscellaneous expense	1

Total Expenses	1,535

Net Investment Income	3,395

Net Realized Gain (Loss):
Investments in securities	(3,340)
Investments in Affiliates	(107)
Exchange-traded or centrally cleared financial derivative instruments	(3,107)
Over the counter financial derivative instruments	4,238
Foreign currency	(388)

Net Realized (Loss)	(2,704)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(2,650)
Investments in Affiliates	124
Exchange-traded or centrally cleared financial derivative instruments	1,861
Over the counter financial derivative instruments	2,665
Foreign currency assets and liabilities	27

Net Change in Unrealized Appreciation	2,027

Net Increase in Net Assets Resulting from Operations	$2,718

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	9

Statements of Changes in Net Assets PIMCO Unconstrained Bond Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$3,395	$5,315
Net realized gain (loss)	(2,704)	8,040
Net change in unrealized appreciation (depreciation)	2,027	(433)

Net Increase in Net Assets Resulting from Operations	2,718	12,922

Distributions to Shareholders:
From net investment income
Institutional Class	(4)	(7)
Administrative Class	(1,603)	(4,455)
Advisor Class	(33)	(26)
Class M	(1)	0

Total Distributions	(1,641)	(4,488)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions****	(6,942)	(120,360)

Total (Decrease) in Net Assets	(5,865)	(111,926)

Net Assets:
Beginning of period	293,722	405,648
End of period*	$287,857	$293,722

* Including undistributed net investment income of:	$3,611	$1,857

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Unconstrained Bond Portfolio

June 30, 2015 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.2%

BANK LOAN OBLIGATIONS 4.4%
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018		$2,279	$2,295
Chrysler Group LLC
3.500% due 05/24/2017		4,454	4,454
Dell, Inc.
3.750% due 10/29/2018		163	163
H.J. Heinz Co.
3.250% due 06/05/2020		590	590
HCA, Inc.
2.937% due 03/31/2017		5,049	5,052

Total Bank Loan Obligations (Cost $12,536)			12,554

CORPORATE BONDS & NOTES 26.2%

BANKING & FINANCE 14.2%
AGFC Capital Trust
6.000% due 01/15/2067		100	75
Ally Financial, Inc.
2.750% due 01/30/2017		3,200	3,194
2.955% due 07/18/2016		1,200	1,214
3.500% due 07/18/2016		500	509
5.500% due 02/15/2017		1,400	1,463
American Express Co.
4.900% due 03/15/2020 (f)		300	291
Bank of America Corp.
0.604% due 08/15/2016		100	100
2.000% due 01/11/2018		1,400	1,405
3.958% due 10/21/2025	MXN	2,000	140
5.750% due 12/01/2017		$3,500	3,814
6.400% due 08/28/2017		700	768
6.875% due 04/25/2018		1,300	1,469
Barclays Bank PLC
7.625% due 11/21/2022		400	456
14.000% due 06/15/2019 (f)	GBP	500	1,026
BPCE S.A.
5.150% due 07/21/2024		$600	609
CIT Group, Inc.
4.250% due 08/15/2017		300	305
5.000% due 05/15/2017		100	103
Citigroup, Inc.
0.954% due 11/15/2016		500	501
Credit Agricole S.A.
6.500% due 06/23/2021 (f)	EUR	300	337
Eksportfinans ASA
2.000% due 09/15/2015		$200	200
Ford Motor Credit Co. LLC
2.500% due 01/15/2016		4,000	4,033
3.984% due 06/15/2016		1,590	1,627
4.207% due 04/15/2016		1,000	1,023
General Motors Financial Co., Inc.
2.750% due 05/15/2016		200	203
Goldman Sachs Group, Inc.
6.150% due 04/01/2018		200	222
International Lease Finance Corp.
5.750% due 05/15/2016		1,500	1,539
8.625% due 09/15/2015		2,500	2,534
8.750% due 03/15/2017		200	219
JPMorgan Chase & Co.
0.902% due 02/26/2016		1,500	1,502
1.177% due 01/25/2018		300	302
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)	GBP	1,756	2,853
7.875% due 06/27/2029 (f)		200	331

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley
1.750% due 02/25/2016		$1,200	$1,205
MUFG Union Bank N.A.
2.625% due 09/26/2018		300	305
Murray Street Investment Trust
4.647% due 03/09/2017		200	210
Navient Corp.
5.000% due 06/15/2018		1,000	999
8.450% due 06/15/2018		200	223
Prudential Covered Trust
2.997% due 09/30/2015		630	633
QBE Capital Funding Ltd.
7.250% due 05/24/2041		200	222
Rabobank Group
6.875% due 03/19/2020	EUR	1,100	1,447
Royal Bank of Scotland PLC
4.375% due 03/16/2016		$400	409
UBS AG
5.125% due 05/15/2024		1,000	991

			41,011

INDUSTRIALS 6.3%
AbbVie, Inc.
1.800% due 05/14/2018		400	399
2.500% due 05/14/2020		100	99
3.600% due 05/14/2025		200	198
Actavis Funding SCS
1.543% due 03/12/2020		500	506
Altice Financing S.A.
6.625% due 02/15/2023		400	398
Aviation Capital Group Corp.
3.875% due 09/27/2016		400	407
CNPC General Capital Ltd.
1.450% due 04/16/2016		3,000	3,006
Cox Communications, Inc.
5.875% due 12/01/2016		1,100	1,168
DISH DBS Corp.
4.250% due 04/01/2018		300	306
4.625% due 07/15/2017		200	207
7.125% due 02/01/2016		1,400	1,438
7.875% due 09/01/2019		200	223
Hellenic Railways Organization S.A.
5.014% due 12/27/2017	EUR	500	298
HJ Heinz Co.
3.950% due 07/15/2025 (b)		$100	101
Kroger Co.
2.200% due 01/15/2017		100	101
MGM Resorts International
6.625% due 07/15/2015		2,280	2,283
ONEOK Partners LP
6.150% due 10/01/2016		1,427	1,508
QUALCOMM, Inc.
4.800% due 05/20/2045		100	96
Reynolds American, Inc.
3.250% due 06/12/2020		100	101
4.450% due 06/12/2025		100	102
5.850% due 08/15/2045		100	106
SABMiller Holdings, Inc.
0.968% due 08/01/2018		3,600	3,612
Universal Health Services, Inc.
3.750% due 08/01/2019		400	407
Wynn Las Vegas LLC
5.500% due 03/01/2025		700	670
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		400	394

			18,134

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 5.7%
AES Corp.
3.283% due 06/01/2019		$900	$902
AT&T, Inc.
1.212% due 06/30/2020		300	302
2.450% due 06/30/2020		100	98
3.000% due 06/30/2022		400	386
3.400% due 05/15/2025		200	190
4.500% due 05/15/2035		100	92
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		200	202
NextEra Energy Capital Holdings, Inc.
1.339% due 09/01/2015		3,600	3,603
Novatek OAO Via Novatek Finance Ltd.
5.326% due 02/03/2016		800	814
Petrobras Global Finance BV
2.643% due 03/17/2017		1,100	1,080
2.750% due 01/15/2018	EUR	600	644
3.163% due 03/17/2020		$100	95
6.250% due 12/14/2026	GBP	100	140
6.850% due 06/05/2115		$400	332
Sinopec Group Overseas Development Ltd.
1.051% due 04/10/2017		1,600	1,599
Verizon Communications, Inc.
1.816% due 09/15/2016		3,700	3,747
2.036% due 09/14/2018		900	932
5.150% due 09/15/2023		1,100	1,207

			16,365

Total Corporate Bonds & Notes (Cost $75,827)			75,510

U.S. GOVERNMENT AGENCIES 1.8%
Freddie Mac
1.715% due 10/25/2021 (a)		386	31
5.500% due 08/15/2051		400	416
11.643% due 04/15/2044		107	113
Ginnie Mae
3.500% due 07/01/2045		4,500	4,659

Total U.S. Government Agencies (Cost $5,280)			5,219

U.S. TREASURY OBLIGATIONS 18.7%
U.S. Treasury Bonds
3.000% due 11/15/2044		1,500	1,460
3.125% due 08/15/2044		2,400	2,393
U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2022		926	919
0.125% due 01/15/2023		1,332	1,308
0.125% due 07/15/2024		6,078	5,922
0.250% due 01/15/2025		10,188	9,981
0.625% due 07/15/2021		1,155	1,191
1.125% due 01/15/2021 (j)		2,487	2,630
2.000% due 01/15/2026 (l)		3,576	4,098
2.375% due 01/15/2025		502	590
U.S. Treasury Notes
1.875% due 11/30/2021 (j)(l)		5,300	5,261
2.000% due 05/31/2021 (l)		1,300	1,307
2.125% due 09/30/2021 (h)		16,500	16,651

Total U.S. Treasury Obligations (Cost $54,214)			53,711

MORTGAGE-BACKED SECURITIES 10.7%
Banc of America Commercial Mortgage Trust
5.732% due 04/10/2049		80	84

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BCAP LLC Trust
5.250% due 06/26/2036		$716	$610
Bear Stearns Adjustable Rate Mortgage Trust
2.626% due 01/25/2035		34	34
3.119% due 11/25/2034		811	781
Berica ABS SRL
0.321% due 12/31/2055	EUR	837	927
CBA Commercial Small Balance Commercial Mortgage
0.437% due 06/25/2038		$3,052	2,320
Countrywide Alternative Loan Trust
6.000% due 02/25/2037 ^		570	467
6.000% due 05/25/2037 ^		475	393
Countrywide Home Loan Mortgage Pass-Through Trust
2.513% due 02/20/2036		1,012	858
2.680% due 08/25/2034		539	495
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		3,530	3,686
Credit Suisse Mortgage Capital Certificates
0.494% due 12/27/2035		1,473	1,414
First Horizon Alternative Mortgage Securities Trust
2.219% due 06/25/2034		300	295
2.295% due 01/25/2036 ^		554	447
2.312% due 06/25/2036		510	419
First Horizon Mortgage Pass-Through Trust
2.398% due 11/25/2037 ^		3,789	3,284
Granite Mortgages PLC
0.952% due 09/20/2044	GBP	117	183
HarborView Mortgage Loan Trust
1.008% due 11/19/2034		$95	76
IndyMac Mortgage Loan Trust
0.397% due 04/25/2046		3,273	2,599
2.525% due 10/25/2034		54	52
JPMorgan Alternative Loan Trust
0.337% due 07/25/2036		69	69
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047		83	86
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		53	55
Morgan Stanley Capital Trust
5.665% due 04/15/2049		970	1,033
RBSSP Resecuritization Trust
0.435% due 02/26/2037		1,110	1,047
RMAC Securities PLC
0.721% due 06/12/2044	GBP	1,692	2,459
Structured Asset Securities Corp. Trust
5.500% due 09/25/2035		$494	501
Thornburg Mortgage Securities Trust
1.437% due 06/25/2037		143	126
2.019% due 06/25/2037		551	528
Wachovia Bank Commercial Mortgage Trust
5.749% due 07/15/2045		510	528
5.903% due 06/15/2049		3,329	3,520
6.150% due 02/15/2051		240	259
WaMu Mortgage Pass-Through Certificates Trust
0.417% due 04/25/2045		125	119
Wells Fargo Mortgage-Backed Securities Trust
2.616% due 01/25/2035		662	661
2.648% due 06/25/2035		439	451

Total Mortgage-Backed Securities (Cost $28,589)			30,866

ASSET-BACKED SECURITIES 21.4%
Access Group, Inc.
1.577% due 10/27/2025		548	548
ACE Securities Corp Home Equity Loan Trust
0.342% due 08/25/2036		470	394

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.347% due 05/25/2036		$1,469	$1,319
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.907% due 03/25/2035		1,900	1,862
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.567% due 02/25/2036		2,221	1,510
Asset-Backed Funding Certificates Trust
0.347% due 01/25/2037		3,725	2,328
0.407% due 01/25/2037		2,592	1,633
Asset-Backed Securities Corp. Home Equity Loan Trust
0.867% due 07/25/2035		4,263	3,479
Atlas Senior Loan Fund Ltd.
1.476% due 08/18/2025		1,000	995
Avoca CLO PLC
0.348% due 09/15/2021	EUR	250	279
Bear Stearns Asset-Backed Securities Trust
0.387% due 04/25/2037 ^		$713	688
0.677% due 09/25/2035		1,100	972
1.437% due 08/25/2037		237	218
Belle Haven ABS CDO Ltd.
0.639% due 11/03/2044		308	162
0.679% due 11/03/2044		472	248
Benefit Street Partners CLO Ltd.
1.811% due 07/18/2027 (b)		3,000	2,993
Carlyle Global Market Strategies CLO Ltd.
1.395% due 07/15/2025		1,000	992
Citigroup Mortgage Loan Trust, Inc.
0.327% due 08/25/2036		98	88
Countrywide Asset-Backed Certificates
0.327% due 08/25/2037		4,000	3,611
0.327% due 06/25/2047		974	775
0.337% due 12/25/2036		1,097	1,046
0.337% due 04/25/2047		1,468	1,208
0.377% due 06/25/2047		3,928	3,609
5.034% due 07/25/2036		300	234
Countrywide Asset-Backed Certificates Trust
0.445% due 05/25/2036		3	3
0.535% due 05/25/2036		312	303
5.095% due 05/25/2035		800	800
5.197% due 08/25/2035		600	593
Credit-Based Asset Servicing and Securitization LLC
3.998% due 03/25/2037 ^		3,054	1,896
First Franklin Mortgage Loan Trust
0.347% due 04/25/2036		2,569	2,177
0.547% due 10/25/2035		989	925
GoldenTree Loan Opportunities Ltd.
1.427% due 04/25/2025		2,000	1,979
GSAA Home Equity Trust
0.467% due 07/25/2037		2,876	1,079
GSAMP Trust
0.417% due 03/25/2047		2,000	1,349
HSI Asset Securitization Corp. Trust
0.297% due 12/25/2036		2,114	1,015
0.407% due 12/25/2036		764	372
Huntington CDO Ltd.
0.549% due 11/05/2040		346	329
Madison Park Funding Ltd.
1.645% due 01/20/2025		1,000	1,000
MASTR Asset-Backed Securities Trust
0.357% due 10/25/2036		1,042	896
Monroe Capital BSL CLO Ltd.
1.859% due 05/22/2027		1,000	1,001
Morgan Stanley ABS Capital, Inc. Trust
0.327% due 11/25/2036		250	161
0.337% due 10/25/2036		575	399

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Capital, Inc. Trust
0.367% due 03/25/2036		$82	$77
0.477% due 01/25/2036		500	452
Newcastle CDO Ltd.
0.622% due 12/24/2039		92	90
OHA Credit Partners Ltd.
1.395% due 04/20/2025		1,000	992
Option One Mortgage Loan Trust
0.517% due 04/25/2037		4,325	2,654
Residential Asset Securities Corp. Trust
0.647% due 11/25/2035		3,100	2,456
Securitized Asset-Backed Receivables LLC Trust
0.952% due 02/25/2034		592	561
Sierra Madre Funding Ltd.
0.564% due 09/07/2039		1,157	922
0.584% due 09/07/2039		2,670	2,128
Structured Asset Investment Loan Trust
0.547% due 10/25/2035		422	415
Tralee CLO Ltd.
1.625% due 07/20/2026		3,000	2,978
Triaxx Prime CDO Ltd.
0.447% due 10/02/2039		426	337

Total Asset-Backed Securities (Cost $54,374)			61,530

SOVEREIGN ISSUES 15.7%
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2015 (d)	BRL	21,000	6,527
0.000% due 01/01/2016 (d)		9,000	2,704
0.000% due 01/01/2017 (d)		18,000	4,755
0.000% due 07/01/2017 (d)		14,400	3,588
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		3,100	899
10.000% due 01/01/2025		22,800	6,348
Italy Buoni Poliennali Del Tesoro
2.500% due 12/01/2024	EUR	3,200	3,639
4.000% due 02/01/2037		850	1,064
4.750% due 09/01/2044		650	913
5.000% due 03/01/2025		2,200	3,009
5.000% due 09/01/2040		1,500	2,149
New Zealand Government Bond
2.000% due 09/20/2025	NZD	206	139
3.000% due 09/20/2030		816	611
Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	400	250
Slovenia Government International Bond
5.250% due 02/18/2024		$600	657
Spain Government International Bond
2.750% due 10/31/2024	EUR	6,300	7,306
5.150% due 10/31/2044		500	746

Total Sovereign Issues (Cost $53,596)			45,304

		SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Ally Financial, Inc.
8.500% due 05/15/2016 (f)		3,586	95

Total Preferred Securities (Cost $96)			95

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (g) 0.2%
			472

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.027% due 07/23/2015 - 09/24/2015 (c)(l)	$203	$203

Total Short-Term Instruments (Cost $675)		675

Total Investments in Securities (Cost $285,187)		285,464

	SHARES
INVESTMENTS IN AFFILIATES 5.4%

SHORT-TERM INSTRUMENTS 5.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.4%
PIMCO Short-Term Floating NAV Portfolio III	1,569,099	15,562

Total Short-Term Instruments (Cost $15,563)		15,562

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $15,563)	$15,562

Total Investments 104.6% (Cost $300,750)	$301,026

Financial Derivative Instruments (i)(k) 3.2% (Cost or Premiums, net $(1,468))	9,166

Other Assets and Liabilities, net (7.8%)	(22,335)

Net Assets 100.0%	$287,857

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon bond.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$472	Fannie Mae 2.200% due 10/17/2022	$(484)	$472	$472

Total Repurchase Agreements						$(484)	$472	$472

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.420%	06/16/2015	07/08/2015	$(505)	$(505)
	0.420%	06/18/2015	07/08/2015	(1,010)	(1,010)
	0.480%	06/23/2015	07/06/2015	(1,418)	(1,418)
GRE	0.440%	06/17/2015	07/07/2015	(2,936)	(2,937)

Total Reverse Repurchase Agreements					$(5,870)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
GSC	0.330%	06/04/2015	07/06/2015	$(4,949)	$(4,952)

Total Sale-Buyback Transactions					$(4,952)

(2)	The average amount of borrowings outstanding during the period ended June 30, 2015 was $10,038 at a weighted average interest rate of 0.183%.
(3)	Payable for sale-buyback transactions includes $1 of deferred price drop.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	07/01/2045	$7,700	$(7,723)	$(7,654)
Fannie Mae	3.500%	07/01/2045	7,500	(7,787)	(7,715)
Fannie Mae	3.500%	08/01/2045	5,000	(5,120)	(5,130)
Fannie Mae	4.000%	07/01/2045	12,400	(13,212)	(13,121)
Fannie Mae	4.000%	08/01/2045	12,000	(12,676)	(12,670)
Fannie Mae	4.500%	07/01/2045	1,000	(1,085)	(1,080)
Fannie Mae	4.500%	08/13/2045	200	(216)	(216)

Total Short Sales				$(47,819)	$(47,586)

* Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(h)	Securities with an aggregate market value of $10,798 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$0	$(2,933)	$0	$(2,933)	$2,927	$(6)
GRE	0	(2,937)	0	(2,937)	2,927	(10)
SSB	472	0	0	472	(484)	(12)

Master Securities Forward Transaction Agreement
GSC	0	0	(4,952)	(4,952)	4,945	(7)

Total Borrowings and Other Financing Transactions	$472	$(5,870)	$(4,952)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	189	$136	$0	$0
90-Day Eurodollar December Futures	Short	12/2016	278	(258)	7	0
90-Day Eurodollar June Futures	Short	06/2016	61	(17)	1	0
90-Day Eurodollar March Futures	Short	03/2017	46	(9)	1	0
90-Day Eurodollar September Futures	Short	09/2016	50	(18)	1	0
Canada Government 10-Year Bond September Futures	Short	09/2015	35	(27)	0	(67)
Euro-BTP Italy Government Bond September Futures	Long	09/2015	16	(86)	14	(44)
U.S. Treasury 10-Year Note September Futures	Long	09/2015	312	(52)	3	(10)

Total Futures Contracts				$(331)	$27	$(121)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$9,801	$624	$0	$50	$0
CDX.IG-24 5-Year Index	1.000%	06/20/2020	2,600	38	1	0	0

				$662	$1	$50	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.250%	12/16/2016	$	100,800	$(413)	$(40)	$5	$0
Receive	3-Month USD-LIBOR	1.300%	05/06/2017		70,800	(100)	(37)	5	0
Receive	3-Month USD-LIBOR	1.850%	05/18/2017		23,300	(154)	(86)	1	0
Receive	3-Month USD-LIBOR	1.500%	07/01/2017		64,400	(139)	(57)	3	0
Receive	3-Month USD-LIBOR	1.500%	12/16/2017		23,500	(125)	(13)	2	0
Receive	3-Month USD-LIBOR	1.750%	12/16/2018		26,300	(155)	(36)	6	0
Receive	3-Month USD-LIBOR	2.000%	12/16/2019		11,300	(86)	(34)	3	0
Receive	3-Month USD-LIBOR	2.000%	12/16/2020		48,300	17	(193)	14	0
Receive	3-Month USD-LIBOR	2.250%	12/16/2022		31,900	134	(22)	2	0
Receive	3-Month USD-LIBOR	2.500%	12/16/2025		23,700	192	(142)	16	0
Receive	6-Month EUR-EURIBOR	0.430%	12/11/2019	EUR	1,000	(3)	(2)	0	(3)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025		19,450	965	1,313	0	(224)
Receive	6-Month GBP-LIBOR	2.050%	09/23/2019	GBP	600	(21)	(19)	0	(4)
Receive	6-Month GBP-LIBOR	1.650%	01/22/2020		2,100	(13)	2	0	(15)
Receive	6-Month GBP-LIBOR	2.000%	03/18/2022		3,700	(51)	(15)	0	(43)
Pay	28-Day MXN-TIIE	5.700%	01/18/2019	MXN	9,000	17	(4)	2	0
Pay	28-Day MXN-TIIE	5.470%	04/26/2019		3,800	5	5	1	0
Pay	28-Day MXN-TIIE	5.145%	04/02/2020		17,800	(6)	11	6	0
Pay	28-Day MXN-TIIE	5.430%	06/12/2020		41,200	10	9	14	0
Pay	28-Day MXN-TIIE	7.500%	06/02/2021		15,000	96	(25)	7	0
Pay	28-Day MXN-TIIE	5.430%	11/17/2021		6,600	(8)	(6)	3	0
Pay	28-Day MXN-TIIE	7.740%	05/29/2024		23,000	15	(24)	9	0
Pay	28-Day MXN-TIIE	7.650%	05/30/2024		97,500	43	30	39	0
Pay	28-Day MXN-TIIE	5.980%	08/26/2024		5,700	(7)	(13)	4	0
Pay	28-Day MXN-TIIE	5.861%	03/25/2025		20,500	(47)	(47)	14	0
Pay	28-Day MXN-TIIE	5.890%	03/26/2025		30,000	(64)	(66)	20	0
Pay	28-Day MXN-TIIE	6.530%	06/05/2025		2,300	2	2	2	0
Pay	28-Day MXN-TIIE	6.360%	06/09/2025		18,000	0	0	12	0
Pay	28-Day MXN-TIIE	7.635%	06/09/2025		5,600	(1)	(1)	2	0
Pay	28-Day MXN-TIIE	6.495%	06/16/2025		12,500	8	8	9	0

						$111	$498	$201	$(289)

Total Swap Agreements						$773	$499	$251	$(289)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(j)	Securities with an aggregate market value of $2,564 and cash of $5,213 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$27	$261	$288	$0	$(121)	$(289)	$(410)

(1)	Unsettled variation margin asset of $10 for closed swap agreements is outstanding at period end.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2015		KRW	1,127,061	$		1,014	$6	$0
	07/2015		MXN	33,046			2,156	54	0
	07/2015	$		508		KRW	563,531	0	(3)
	09/2015		HKD	280	$		36	0	0
	05/2016		BRL	6,591			1,879	0	(37)
	06/2016		EUR	7,597			10,403	1,872	0
	06/2016	$		8,329		EUR	7,597	278	(76)

BPS	07/2015		BRL	5,125	$		1,651	3	0
	07/2015		JPY	1,247,775			10,098	0	(97)
	07/2015		MXN	3,546			229	3	0
	07/2015	$		1,652		BRL	5,125	0	(3)
	07/2015			5,491		MXN	85,148	0	(75)
	08/2015			1,633		BRL	5,125	0	(3)
	10/2015		BRL	7,000	$		2,792	614	0
	01/2016			4,000			1,554	346	0
	01/2017			5,000			1,817	454	0
	07/2017			7,400			2,540	612	0

BRC	06/2016		EUR	1,536			2,112	387	0

CBK	07/2015		AUD	3,640			2,775	0	(33)
	07/2015		BRL	9,470			3,052	6	0
	07/2015	$		2,987		BRL	9,470	59	0
	07/2015			401		EUR	361	3	(1)
	07/2015			151		MXN	2,334	0	(3)
	09/2015			4,119			65,117	0	(2)
	05/2016		BRL	10,428	$		2,987	0	(46)

DUB	07/2015		KRW	3,319,400			3,065	102	0
	10/2015		BRL	4,000			1,533	288	0
	02/2016		EUR	1,350			1,817	306	0
	06/2016			981			1,292	199	(9)
	06/2016	$		1,326		EUR	981	0	(224)
	10/2016		JPY	120,988	$		1,710	708	0

FBF	07/2015	$		111		MXN	1,696	0	(3)
	10/2015		BRL	10,000	$		3,743	631	0

GLM	07/2015		EUR	22,944			25,081	0	(498)
	07/2015		INR	17,036		EUR	239	0	(1)
	07/2015		NZD	1,166	$		828	38	0
	07/2015	$		302		GBP	190	0	(4)
	07/2015			10,096		JPY	1,247,775	99	0
	08/2015		CHF	113	$		121	0	0
	08/2015		JPY	969,475			7,837	0	(87)

HUS	07/2015		BRL	9,715			3,035	0	(90)
	07/2015		MXN	3,107			202	4	0
	07/2015	$		3,131		BRL	9,716	0	(7)

JPM	07/2015		CAD	723	$		579	0	0
	07/2015		EUR	6,278			7,037	41	(3)
	07/2015		GBP	4,750			7,293	0	(171)
	07/2015		INR	18,176		EUR	255	0	(1)
	07/2015	$		362			319	0	(7)
	05/2016		BRL	9,007	$		2,555	0	(64)

MSB	07/2015			1,994			643	1	0
	07/2015	$		619		BRL	1,994	22	0
	07/2015			27,973		EUR	24,997	0	(106)
	08/2015		EUR	24,997	$		27,985	105	0
	08/2015		SAR	534			142	0	0
	08/2015	$		142		SAR	534	0	0
	05/2016		BRL	2,213	$		628	0	(15)
	06/2016		EUR	2,157			2,967	545	0
	06/2016	$		2,346		EUR	2,157	76	0
	01/2017		BRL	4,000	$		1,452	362	0

NAB	06/2016		EUR	4,573			6,279	1,143	0
	06/2016	$		2,517		EUR	2,322	92	0
	07/2016		EUR	3,919	$		5,317	909	0
	07/2016	$		4,308		EUR	3,919	100	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
SCX	07/2015		BRL	3,376	$		1,088	$2	$0
	07/2015		EUR	494		INR	35,212	3	0
	07/2015		KRW	1,453,186	$		1,306	9	0
	07/2015		MXN	33,834			2,170	19	0
	07/2015	$		1,112		BRL	3,376	0	(26)
	09/2015			2,158		MXN	33,834	0	(19)

UAG	07/2015		GBP	55	$		84	0	(3)
	07/2015		MXN	15,645			1,020	25	0
	07/2015		SGD	1,944			1,454	11	0
	07/2015	$		4,007		EUR	3,545	0	(54)
	07/2015			7,246		GBP	4,615	6	0
	08/2015		GBP	4,615	$		7,244	0	(5)
	01/2016		BRL	5,000			1,930	421	0
	01/2017			9,000			3,240	786	0
	07/2017			7,000			2,466	642	0

Total Forward Foreign Currency Contracts								$12,392	$(1,776)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC USD versus JPY	JPY	123.500	08/24/2015	$	2,900	$29	$26

BRC	Call - OTC USD versus CNH	CNH	6.500	02/02/2016		125	3	0
	Call - OTC USD versus CNH		7.500	02/02/2016		125	1	0

CBK	Call - OTC USD versus CNH		6.400	02/02/2016		130	3	1

FBF	Call - OTC USD versus CNH		7.400	02/02/2016		130	1	0

GLM	Call - OTC USD versus SAR	SAR	3.756	08/05/2015		1,200	2	0

JPM	Call - OTC USD versus CNH	CNH	6.400	02/02/2016		1,805	49	8
	Call - OTC USD versus CNH		7.400	02/02/2016		1,805	11	1

MSB	Call - OTC USD versus SAR	SAR	3.759	07/30/2015		400	1	0

UAG	Call - OTC USD versus CNH	CNH	6.500	02/02/2016		1,810	38	6
	Call - OTC USD versus CNH		7.500	02/02/2016		1,810	10	1

							$148	$43

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.950%	12/01/2015	$	7,600	$8	$9

DUB	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.950%	12/01/2015		4,700	5	6
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.950%	12/16/2015		36,500	41	47
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750%	10/27/2017		5,600	279	280
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750%	11/27/2017		4,300	215	221

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.950%	12/01/2015		44,400	49	56

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.950%	12/01/2015		22,200	22	28
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.950%	01/06/2016		29,600	33	38
	Put - OTC 3-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.900%	02/04/2016		52,700	124	114
	Put - OTC 3-Year Interest Rate Swap (Effective 02/22/2019)	3-Month USD-LIBOR	Receive	2.900%	02/18/2016		51,800	135	119

								$911	$918

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Market Value
GLM	Call - OTC 2-Year Interest Rate Floor	1.180%	3-Month USD-LIBOR	11/24/2015	$	4,500	$11	$1

Total Purchased Options							$1,070	$962

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.800%	07/15/2015	EUR	2,000	$(4)	$(4)

BRC	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.800%	07/15/2015		1,500	(2)	(3)

CBK	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.800%	07/15/2015		2,000	(3)	(4)

GST	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.800%	07/15/2015		1,900	(2)	(4)

JPM	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.800%	07/15/2015		3,500	(5)	(7)
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.950%	08/19/2015		2,700	(5)	(5)

							$(21)	$(27)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC EUR versus USD	$	1.074	08/10/2015	EUR	3,800	$(29)	$(26)
	Call - OTC EUR versus USD		1.150	08/10/2015		3,800	(52)	(25)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$	217	(5)	(1)
	Call - OTC USD versus BRL		3.960	03/10/2016		300	(10)	(5)
	Put - OTC USD versus JPY	JPY	117.500	08/24/2015		2,900	(14)	(7)
	Call - OTC USD versus JPY		127.500	08/24/2015		2,900	(11)	(6)

BPS	Put - OTC EUR versus AUD	AUD	1.410	09/28/2015	EUR	2,563	(20)	(30)
	Call - OTC EUR versus AUD		1.490	09/28/2015		2,563	(38)	(36)

BRC	Call - OTC USD versus CNH	CNH	7.000	02/02/2016	$	250	(3)	0

FBF	Call - OTC USD versus BRL	BRL	3.620	09/10/2015		905	(20)	(3)
	Call - OTC USD versus CNH	CNH	6.900	02/02/2016		260	(3)	0

GLM	Call - OTC USD versus MXN	MXN	16.000	07/30/2015		3,800	(21)	(21)

JPM	Call - OTC USD versus BRL	BRL	3.960	03/10/2016		822	(26)	(13)
	Call - OTC USD versus CNH	CNH	6.900	02/02/2016		3,610	(38)	(3)

UAG	Call - OTC USD versus CNH		7.000	02/02/2016		3,620	(33)	(3)

							$(323)	$(179)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016	$	900	$(2)	$(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2015		2,500	(27)	(15)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		4,600	(56)	(44)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.460%	11/27/2017		4,600	(84)	(64)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.525%	11/27/2017		5,900	(122)	(76)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	11/27/2017		7,600	(132)	(96)

GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	07/13/2015		2,600	(8)	(9)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		9,200	(130)	(88)

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016		51,800	(109)	(111)
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2018)	3-Month USD-LIBOR	Pay	2.495%	02/18/2016		51,800	(109)	(120)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		10,600	(77)	(20)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		10,600	(73)	(52)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.530%	02/29/2016		7,800	(96)	(5)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	10/27/2017		23,600	(404)	(282)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	07/24/2015		6,600	(66)	(163)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000%	12/16/2015		7,900	(96)	(33)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750%	01/06/2016		6,400	(72)	(14)

RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		13,900	(264)	(13)

								$(1,927)	$(1,207)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Call - OTC 2-Year Interest Rate Floor	0.850%	3-Month USD-LIBOR	11/24/2015	$9,000	$(11)	$(1)

Total Written Options						$(2,282)	$(1,414)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	24	$182,375	AUD	8,725	EUR	24,000	GBP	8,600	$(2,699)
Sales	358	238,624		5,600		55,696		0	(2,080)
Closing Buys	(234)	(118,015)		(5,600)		(21,061)		0	1,881
Expirations	(124)	(44,200)		(4,635)		(24,609)		(5,100)	487
Exercised	(24)	(1,300)		(4,090)		(7,700)		(3,500)	129

Balance at End of Period	0	$257,484	AUD	0	EUR	26,326	GBP	0	$(2,282)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.207%	$	500	$9	$(4)	$5	$0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.502%		1,100	20	0	20	0
	Brazil Government International Bond	1.000%	12/20/2016	1.302%		200	(3)	2	0	(1)
	China Government International Bond	1.000%	03/20/2019	0.648%		200	1	2	3	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	3.392%		1,000	(14)	9	0	(5)
	General Electric Capital Corp.	1.000%	09/20/2015	0.121%		1,400	13	(10)	3	0
	HSBC Bank PLC	1.000%	03/20/2019	0.574%	EUR	1,000	18	0	18	0
	Italy Government International Bond	1.000%	06/20/2019	1.134%	$	2,100	(38)	28	0	(10)
	Mexico Government International Bond	1.000%	12/20/2018	0.994%		2,200	4	(3)	1	0
	Russia Government International Bond	1.000%	09/20/2015	2.462%		600	(3)	1	0	(2)
	Sprint Communications, Inc.	5.000%	12/20/2019	4.001%		200	10	(2)	8	0

BPS	Berkshire Hathaway, Inc.	1.000%	06/20/2016	0.182%		800	14	(7)	7	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2017	0.303%		1,500	37	(13)	24	0
	China Government International Bond	1.000%	12/20/2019	0.787%		100	1	0	1	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.121%		1,400	13	(10)	3	0
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.222%		900	9	(7)	2	0

BRC	China Government International Bond	1.000%	03/20/2019	0.648%		2,600	10	24	34	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.121%		700	6	(4)	2	0
	Italy Government International Bond	1.000%	09/20/2019	1.166%		300	0	(2)	0	(2)
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.222%		1,100	11	(9)	2	0
	MetLife, Inc.	1.000%	09/20/2019	0.558%		600	11	0	11	0
	Spain Government International Bond	1.000%	03/20/2019	0.860%		200	(2)	3	1	0

CBK	Brazil Government International Bond	1.000%	12/20/2016	1.302%		200	(3)	2	0	(1)
	Brazil Government International Bond	1.000%	03/20/2017	1.476%		300	(3)	1	0	(2)
	Brazil Government International Bond	1.000%	09/20/2017	1.710%		1,900	(4)	(25)	0	(29)
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	3.392%		700	(8)	4	0	(4)
	MetLife, Inc.	1.000%	06/20/2016	0.141%		200	3	(1)	2	0
	Portugal Government International Bond	1.000%	03/20/2016	0.686%		1,300	(8)	11	3	0
	Sprint Communications, Inc.	5.000%	12/20/2019	4.001%		4,000	202	(38)	164	0
	Teck Resources Ltd.	1.000%	09/20/2019	2.861%		200	(3)	(11)	0	(14)

DUB	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.207%		1,300	23	(10)	13	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2018	0.402%		300	8	(3)	5	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2020	0.713%		400	(5)	11	6	0
	Brazil Government International Bond	1.000%	03/20/2016	0.841%		100	0	0	0	0
	Brazil Government International Bond	1.000%	12/20/2016	1.302%		500	(7)	5	0	(2)
	Ford Motor Co.	5.000%	03/20/2019	0.761%		200	37	(6)	31	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.121%		1,500	14	(11)	3	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.158%		1,800	27	(12)	15	0
	HSBC Bank PLC	1.000%	03/20/2019	0.574%	EUR	400	6	1	7	0
	Italy Government International Bond	1.000%	03/20/2019	1.096%	$	200	(4)	3	0	(1)
	Italy Government International Bond	1.000%	06/20/2019	1.134%		4,000	0	(19)	0	(19)
	Italy Government International Bond	1.000%	09/20/2019	1.166%		2,600	6	(23)	0	(17)
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.222%		1,700	16	(13)	3	0
	MetLife, Inc.	1.000%	03/20/2019	0.490%		2,000	14	24	38	0
	Mexico Government International Bond	1.000%	12/20/2018	0.994%		200	0	0	0	0
	Spain Government International Bond	1.000%	06/20/2016	0.414%		1,700	23	(13)	10	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	19

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	JPMorgan Chase & Co.	1.000%	09/20/2015	0.222%	$	1,400	$13	$(10)	$3	$0
	Mexico Government International Bond	1.000%	12/20/2018	0.994%		100	0	0	0	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.585%		100	2	0	2	0
	Wells Fargo & Co.	1.000%	09/20/2017	0.227%		600	13	(2)	11	0

GST	Berkshire Hathaway, Inc.	1.000%	09/20/2017	0.303%		300	7	(2)	5	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2018	0.425%		1,300	37	(13)	24	0
	Brazil Government International Bond	1.000%	03/20/2016	0.841%		200	0	0	0	0
	Citigroup, Inc.	1.000%	03/20/2019	0.635%		500	5	2	7	0
	Continental Resources, Inc.	1.000%	06/20/2016	1.000%		4,500	58	(57)	1	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	3.392%		800	(9)	5	0	(4)
	MetLife, Inc.	1.000%	09/20/2019	0.558%		300	6	0	6	0
	Portugal Government International Bond	1.000%	12/20/2015	0.685%		800	(3)	4	1	0
	Portugal Government International Bond	1.000%	03/20/2016	0.686%		900	(5)	7	2	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.585%		200	4	0	4	0
	Spain Government International Bond	1.000%	03/20/2019	0.860%		300	(3)	5	2	0

HUS	Italy Government International Bond	1.000%	06/20/2017	0.766%		4,100	41	(21)	20	0
	Italy Government International Bond	1.000%	03/20/2019	1.096%		300	(6)	5	0	(1)
	Mexico Government International Bond	1.000%	12/20/2016	0.647%		500	6	(3)	3	0
	Mexico Government International Bond	1.000%	12/20/2018	0.994%		1,000	1	(1)	0	0

JPM	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.207%		500	9	(4)	5	0
	Ford Motor Co.	5.000%	03/20/2019	0.761%		200	37	(6)	31	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	3.392%		200	(2)	1	0	(1)
	HSBC Bank PLC	1.000%	03/20/2019	0.574%	EUR	3,800	64	4	68	0
	Qatar Government International Bond	1.000%	06/20/2019	0.421%	$	1,000	21	2	23	0

MYC	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.207%		500	9	(4)	5	0
	California State General Obligation Bonds, Series 2003	1.000%	09/20/2024	1.070%		100	1	(2)	0	(1)
	General Electric Capital Corp.	1.000%	09/20/2015	0.121%		900	8	(6)	2	0
	Italy Government International Bond	1.000%	03/20/2019	1.096%		200	(4)	3	0	(1)
	Mexico Government International Bond	1.000%	12/20/2016	0.647%		200	3	(2)	1	0

							$774	$(220)	$671	$(117)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$	2,313	$(457)	$25	$0	$(432)
	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019		300	40	(2)	38	0

BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046		1,690	(334)	19	0	(315)

CBK	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019		200	27	(2)	25	0

MYC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046		1,690	(338)	22	0	(316)

						$(1,062)	$62	$63	$(1,063)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	80	$0	$5	$5	$0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		10	0	(1)	0	(1)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	4,400	8	(26)	0	(18)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		1,400	(3)	(1)	0	(4)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		1,000	0	(1)	0	(1)
	Pay	3-Month EUR-EXT-CPI Index	0.710%	01/29/2020	EUR	2,000	(2)	40	38	0

BPS	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	40	0	2	2	0
	Pay	1-Year BRL-CDI	11.160%	01/04/2021	BRL	34,500	(66)	(377)	0	(443)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		15,600	(3)	(36)	0	(39)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		1,300	1	(2)	0	(1)
	Pay	3-Month EUR-EXT-CPI Index	0.700%	01/30/2020	EUR	2,300	0	45	45	0

CBK	Pay	1-Month GBP-UKRPI	3.400%	06/15/2030	GBP	50	0	0	0	0
	Pay	1-Year BRL-CDI	12.230%	01/04/2021	BRL	1,000	0	(1)	0	(1)
	Pay	3-Month EUR-EXT-CPI Index	0.990%	03/31/2020	EUR	1,600	0	15	15	0

DUB	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	6,300	10	(36)	0	(26)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		2,700	9	(27)	0	(18)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		1,500	0	(4)	0	(4)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		11,000	12	(17)	0	(5)

FBF	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044	GBP	120	0	7	7	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		32	0	0	0	0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		10	0	(1)	0	(1)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	12,500	20	(72)	0	(52)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		4,800	9	(11)	0	(2)

GLM	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030	GBP	940	0	(37)	0	(37)
	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	5,200	0	(30)	0	(30)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		2,100	3	(4)	0	(1)
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/26/2020	EUR	2,100	(8)	44	36	0
	Pay	3-Month EUR-EXT-CPI Index	0.660%	01/30/2020		4,700	0	103	103	0
	Pay	3-Month EUR-EXT-CPI Index	0.993%	03/30/2020		5,100	(1)	49	48	0

HUS	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	5,300	2	(33)	0	(31)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		5,000	(6)	(7)	0	(13)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		1,000	1	(1)	0	0
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019	MXN	20,000	18	19	37	0
	Pay	28-Day MXN-TIIE	7.650%	05/30/2024		16,500	1	6	7	0

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	100	1	4	5	0

MYC	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		90	0	6	6	0
	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	5,400	1	(33)	0	(32)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		8,500	22	(43)	0	(21)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		2,100	1	(2)	0	(1)

UAG	Pay	1-Year BRL-CDI	12.055%	01/04/2021		900	2	(4)	0	(2)

							$32	$(462)	$354	$(784)

Total Swap Agreements							$(256)	$(620)	$1,088	$(1,964)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(l)	Securities with an aggregate market value of $1,656 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$2,210	$26	$139	$2,375	$(116)	$(131)	$(474)	$(721)	$1,654	$(1,650)	$4
BPS	2,032	0	84	2,116	(178)	(70)	(483)	(731)	1,385	(1,568)	(183)
BRC	387	0	50	437	0	(3)	(317)	(320)	117	(98)	19
CBK	68	10	209	287	(85)	(4)	(51)	(140)	147	(270)	(123)
DUB	1,603	554	131	2,288	(233)	(236)	(92)	(561)	1,727	(2,080)	(353)
FBF	631	0	23	654	(3)	(3)	(55)	(61)	593	(610)	(17)
GLM	137	57	187	381	(590)	(119)	(68)	(777)	(396)	446	50
GST	0	0	52	52	0	(4)	(4)	(8)	44	0	44
HUS	4	0	67	71	(97)	0	(45)	(142)	(71)	0	(71)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	21

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
JPM	$41	$9	$132	$182	$(246)	$(28)	$(1)	$(275)	$(93)	$335	$242
MSB	1,111	0	0	1,111	(121)	0	0	(121)	990	(990)	0
MYC	0	299	14	313	0	(800)	(372)	(1,172)	(859)	813	(46)
NAB	2,244	0	0	2,244	0	0	0	0	2,244	(2,220)	24
RYL	0	0	0	0	0	(13)	0	(13)	(13)	31	18
SCX	33	0	0	33	(45)	0	0	(45)	(12)	31	19
UAG	1,891	7	0	1,898	(62)	(3)	(2)	(67)	1,831	(1,790)	41

Total Over the Counter	$12,392	$962	$1,088	$14,442	$(1,776)	$(1,414)	$(1,964)	$(5,154)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$27	$27
Swap Agreements	0	50	0	0	211	261

	$0	$50	$0	$0	$238	$288

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,392	$0	$12,392
Purchased Options	0	0	0	43	919	962
Swap Agreements	0	734	0	0	354	1,088

	$0	$734	$0	$12,435	$1,273	$14,442

	$0	$784	$0	$12,435	$1,511	$14,730

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$121	$121
Swap Agreements	0	0	0	0	289	289

	$0	$0	$0	$0	$410	$410

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,776	$0	$1,776
Written Options	0	27	0	179	1,208	1,414
Swap Agreements	0	1,180	0	0	784	1,964

	$0	$1,207	$0	$1,955	$1,992	$5,154

	$0	$1,207	$0	$1,955	$2,402	$5,564

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2015 (Unaudited)

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(37)	$(37)
Written Options	0	0	71	0	147	218
Futures	0	0	0	0	808	808
Swap Agreements	0	40	0	0	(4,136)	(4,096)

	$0	$40	$71	$0	$(3,218)	$(3,107)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,381	$0	$2,381
Purchased Options	0	2	0	12	1,189	1,203
Written Options	0	62	0	312	(600)	(226)
Swap Agreements	0	771	0	14	95	880

	$0	$835	$0	$2,719	$684	$4,238

	$0	$875	$71	$2,719	$(2,534)	$1,131

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(8)	$(8)
Written Options	0	0	(13)	0	0	(13)
Futures	0	0	0	0	(257)	(257)
Swap Agreements	0	0	0	0	2,139	2,139

	$0	$0	$(13)	$0	$1,874	$1,861

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,789	$0	$2,789
Purchased Options	0	(3)	0	(151)	(196)	(350)
Written Options	0	(29)	0	205	475	651
Swap Agreements	0	(219)	0	0	(206)	(425)

	$0	$(251)	$0	$2,843	$73	$2,665

	$0	$(251)	$(13)	$2,843	$1,947	$4,526

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$12,554	$0	$12,554
Corporate Bonds & Notes
Banking & Finance	0	41,011	0	41,011
Industrials	0	18,134	0	18,134
Utilities	0	16,365	0	16,365
U.S. Government Agencies	0	4,803	416	5,219
U.S. Treasury Obligations	0	53,711	0	53,711
Mortgage-Backed Securities	0	30,866	0	30,866
Asset-Backed Securities	2,993	58,537	0	61,530
Sovereign Issues	0	45,304	0	45,304
Preferred Securities
Banking & Finance	0	95	0	95
Short-Term Instruments
Repurchase Agreements	0	472	0	472
U.S. Treasury Bills	0	203	0	203
	$2,993	$282,055	$416	$285,464

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	15,562	0	0	15,562

Total Investments	$18,555	$282,055	$416	$301,026

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(47,586)	$0	$(47,586)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	27	251	0	278
Over the counter	0	14,441	1	14,442
	$27	$14,692	$1	$14,720

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(121)	(289)	0	(410)
Over the counter	(5)	(5,149)	0	(5,154)
	$(126)	$(5,438)	$0	$(5,564)

Totals	$18,456	$243,723	$417	$262,596

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2015	23

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Unconstrained Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor and Class M. Information presented on these financial statements pertains to the Class M of the Portfolio. Certain detailed financial information for the Institutional Class, Administrative Class, and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those

SEMIANNUAL REPORT	JUNE 30, 2015	25

Notes to Financial Statements (Cont.)

securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

(for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

SEMIANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (Cont.)

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans, assignments of all or a portion of loans from

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

third parties, or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2015, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment

SEMIANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (Cont.)

risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises   The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2015 (amounts in thousands†):

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$10	$0	$(10)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

Investments in PIMCO Short-Term Floating NAV III Portfolio

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$21,120	$102,225	$(107,800)	$(107)	$124	$15,562	$26	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In

SEMIANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (Cont.)

periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and

Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  The Portfolio may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an interest rate-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an interest rate-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the

SEMIANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (Cont.)

Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the trade agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

SEMIANNUAL REPORT	JUNE 30, 2015	35

Notes to Financial Statements (Cont.)

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program, in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

SEMIANNUAL REPORT	JUNE 30, 2015	37

Notes to Financial Statements (Cont.)

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.60%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.30%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries, administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2015 (Unaudited)

certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$609,869	$656,476	$63,741	$25,754

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	66	$699	10	$99
Administrative Class	2,348	24,656	10,144	105,707
Advisor Class	356	3,735	567	5,930
Class M	19	191	1	15
Issued as reinvestment of distributions
Institutional Class	0	4	1	7
Administrative Class	153	1,603	417	4,356
Advisor Class	3	33	2	26
Class M	0	1	0	0
Cost of shares redeemed
Institutional Class	(15)	(162)	(59)	(617)
Administrative Class	(3,461)	(36,339)	(22,423)	(234,441)
Advisor Class	(129)	(1,352)	(137)	(1,442)
Class M	(1)	(11)	0	0
Net increase (decrease) resulting from Portfolio share transactions	(661)	$(6,942)	(11,477)	$(120,360)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2015, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 80% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total

SEMIANNUAL REPORT	JUNE 30, 2015	39

Notes to Financial Statements (Cont.)

June 30, 2015 (Unaudited)

Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$300,872	$10,502	$(10,348)	$154

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

40	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BOS	Banc of America Securities LLC	GSC	Goldman Sachs & Co.	NAB	National Australia Bank Ltd.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	GRE	RBS Securities, Inc.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso
BRL	Brazilian Real	HKD	Hong Kong Dollar	NZD	New Zealand Dollar
CAD	Canadian Dollar	INR	Indian Rupee	SAR	Saudi Riyal
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	USD (or $)	United States Dollar
EUR	Euro

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	UKRPI	United Kingdom Retail Price Index
CDX.HY	Credit Derivatives Index - High Yield	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate

SEMIANNUAL REPORT	JUNE 30, 2015	41

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Variable Insurance Trust

Trustee Nominee	For*	Withheld*
George E. Borst	1,729,932,872	83,655,588
Jennifer Holden Dunbar	1,737,465,021	76,123,439
Douglas M. Hodge	1,733,328,427	80,260,033
Gary F. Kennedy	1,732,444,393	81,144,067
Peter B. McCarthy	1,735,058,546	78,529,914
Ronald C. Parker	1,734,950,803	78,637,657

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

42	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT76SAR_063015

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.
(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Variable Insurance Trust

By:	/s/ PETER G. STRELOW
Peter G. Strelow President (Principal Executive Officer)

Date:	August 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW
Peter G. Strelow President (Principal Executive Officer)

Date:	August 27, 2015

By:	/s/ TRENT W. WALKER
Trent W. Walker Treasurer (Principal Financial & Accounting Officer)

Date:	August 27, 2015